UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Bond Funds
Mutual Funds
Nuveen Municipal
March 31, 2023
Annual
Report
Fund Name Class A Class C Class R6 Class I
Nuveen All-American Municipal Bond Fund FLAAX FACCX FAAWX FAARX
Nuveen Intermediate Duration Municipal Bond Fund NMBAX NNCCX — NUVBX
Nuveen Limited Term Municipal Bond Fund FLTDX FAFJX — FLTRX
Nuveen Short Term Municipal Bond Fund FSHAX NAAEX — FSHYX

Table
of Contents
Chair’s Letter to Shareholders 3
Important Notices 4
Portfolio Managers’ Comments 5
Risk Considerations and Dividend Information 9
About the Funds’ Benchmarks 10
Fund Performance, Expense Ratios, Effective Leverage and Holding Summaries 11
Yields 24
Expense Examples 25
Report of Independent Registered Public Accounting Firm 27
Portfolios of Investments 28
Statement of Assets and Liabilities 233
Statement of Operations 235
Statement of Changes in Net Assets 236
Financial Highlights 238
Notes to Financial Statements 246
Important Tax Information 260
Additional Fund Information 261
Glossary of Terms Used in this Report 262
Liquidity Risk Management Program 263
Annual Investment Management Agreement Approval Process 264
Trustees and Officers 271

Chair’s Letter
to Shareholders

Dear Shareholders,
The significant measures taken by the U.S. Federal Reserve (Fed) and other global central banks over the past year to contain inflation have begun to take effect. From March 2022 to
May 2023, the Fed raised the target fed funds rate by 5.00% to a range of 5.00% to 5.25%, marking the fastest interest rate hiking cycle in its history. Across most of the world, inflation rates have fallen from their post-pandemic highs but currently remain well above the levels that central banks consider supportive of their economies’ long-term growth.
At the same time, the U.S. and other large economies have remained surprisingly resilient, even as financial conditions have tightened. Despite contracting in the first half of 2022, U.S.
gross domestic product grew 2.1% in the year overall compared to 2021 and expanded at a more moderate pace of 1.1% in the first quarter of 2023. A relatively strong jobs market has helped support consumer sentiment and spending despite historically high inflation. Markets are concerned that these conditions could keep upward pressure on prices and wages, although the recent collapse of three regional U.S. banks (Silicon Valley Bank, Signature
Bank and First Republic Bank) and major European bank Credit Suisse is likely to add further downward pressure to the economy as the banking system slows lending in response.
Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors on a meeting-by-meeting basis. While uncertainty has increased given the unpredictable outcome of tighter credit conditions on the economy, the Fed remains committed to acting until it sees sustainable progress toward its inflation goals. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term noise. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
May 22, 2023

Important Notices
For Shareholders of
Nuveen All-American Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund
Portfolio Manager Updates for Nuveen All-American Municipal Bond Fund
Effective April 10, 2023, John V. Miller announced that he will retire from Nuveen on June 1, 2023 and will continue to serve as a portfolio manager of the Fund until that time. In conjunction with this announcement, Paul L. Brennan has been named a portfolio manager of the Fund. Timothy T. Ryan will continue to serve as a portfolio manager of the Fund.

Portfolio Managers’
Comments

Nuveen All-American Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, Timothy T. Ryan, CFA, and Paul L. Brennan, CFA, manage the
Nuveen All-American Municipal Bond Fund. Paul L. Brennan, CFA, and Stephen J. Candido, CFA, manage the Nuveen Intermediate
Duration Municipal Bond Fund. The Nuveen Limited Term Municipal Bond Fund and the Nuveen Short Term Municipal Bond Fund
are managed by Paul L. Brennan, CFA, and Christopher L. Drahn, CFA.
Portfolio Manager Update
Effective April 10, 2023 (subsequent to the close of this reporting period), Paul L. Brennan, CFA, was added as a portfolio manager of the Nuveen All-American Municipal Bond Fund. John V. Miller, CFA, will retire from Nuveen on June 1, 2023, and will continue to serve as a portfolio manager until that time. There were no other changes to the Fund’s portfolio management team.
Here, the Funds’ portfolio managers review U.S. and municipal market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended March 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the prospectus.
What factors affected the U.S. economy and municipal markets during the twelve-month reporting period ended March 31,
2023?
U.S. economic growth continued to moderate amid high inflation and tightening financial conditions during the twelve-month period ended March 31, 2023. In the first quarter of 2023, the economy expanded at an annualized rate of 1.1%, according to the preliminary estimate from the U.S. Bureau of Economic Analysis, slowing from 2.1% in 2022 overall. Inflation remained persistently high through the majority of the reporting period as China’s Zero-COVID restrictions (lifted in December 2022) and the Russia-
Ukraine war worsened existing pandemic-related supply chain disruptions and drove food and energy prices higher. While the U.S.
Federal Reserve (Fed) and other global central banks took aggressive measures to ease inflation, and supply chains and energy prices began to normalize toward the end of the reporting period, inflation levels remained much higher than central banks’ target levels.
Beginning in March 2022, the Fed raised its target fed funds rate nine times during the reporting period, bringing it from near zero at the start of 2022 to a range of 4.75% to 5.00% as of March 2023. One of the Fed’s rate increases occurred in March 2023, a decision that was closely watched because of the failure of Silicon Valley Bank and Signature Bank during the same month and uncertainty around the economic impact of these failures. Additionally, in March 2023, Swiss bank UBS agreed to buy Credit
Suisse, which had been troubled for some time and was considered to be vulnerable in the current environment. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets. In addition, it contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and
U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic. As of March 2023, the unemployment rate remained near its pre-pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped provide a measure of resilience to the
U.S. economy in 2022 and early 2023, even as the Fed sought to soften job growth to help curb inflation pressures.
The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period.
Municipal yields rose across the maturity spectrum, but the move was uneven. The greatest increase in yields was at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Yields at the long end of the municipal curve also rose significantly, but intermediate and intermediate-long maturities saw relatively smaller yield

Portfolio Managers’ Comments
(continued)

increases. Overall, shorter maturities generally outperformed longer maturities during the reporting period. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories and investors increased redemptions from traditional municipal bond mutual funds. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, although there was some widening as the market sell-off continued.
Nuveen All-American Municipal Bond Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2023?
The Fund focuses primarily on investment grade long-term municipal bonds with a weighted average maturity of more than 10 years. A large team of credit analysts seek value, targeting municipal bond market inefficiencies in pursuit of the Fund's goal to provide investors with as high a level of tax-exempt income as possible while also preserving capital. Some income may be subject to state and local taxes and to the federal alternative minimum tax. The Fund may opportunistically employ leverage through the use of inverse floating rate securities. Inverse floating rate securities, sometimes referred to as “inverse floaters,” are the residual interest in a tender option bond (TOB) trust. These securities can be used for a variety of reasons, including duration management, income and total return enhancement.
Throughout the reporting period, the portfolio management team focused on managing shareholder redemptions. Redemption activity as an overall proportion of the portfolio was meaningful, particularly during the beginning of the reporting period, amid a challenging fixed income market. While selling securities from the Fund, the portfolio management team positioned the Fund more defensively, including reducing the Fund’s leverage, building its exposure to cash, adjusting its allocation to credit and shortening its duration. The portfolio management team also executed tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
How did the Fund perform during the twelve-month reporting period ended March 31, 2023?
The Class A Shares of the Nuveen All-American Municipal Bond Fund significantly underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended March 31, 2023. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.
The Fund’s underperformance was primarily driven by duration and yield curve positioning during the reporting period. Because the
Fund’s duration was longer than the benchmark, it was more sensitive to the detrimental effects of sharply rising interest rates during the reporting period. The Fund’s use of leverage through inverse floating rate securities also detracted from relative performance over this reporting period. However, the Fund's use of leverage was accretive to overall common share income.
The Fund’s underperformance was partially offset by its use of short U.S. Treasury futures to manage the portfolio’s duration and hedge against rising interest rates. These securities performed well as rates rose and tempered the negative performance impact of the Fund’s duration positioning. In addition, the Fund’s underperformance was also partially offset by an equity holding in
Energy Harbor. The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of FirstEnergy
Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE:
VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy
Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra. In connection with the transaction, Nuveen Funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the
Portfolio of Investments section of this report.
Nuveen Intermediate Duration Municipal Bond Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2023?
The Fund invests primarily in investment grade intermediate-term municipal bonds with a targeted weighted average effective duration between 4.5 and seven years. A large team of credit analysts seek value, targeting municipal bond market inefficiencies in pursuit of the Fund's goal to provide investors with as high a level of tax-exempt income as possible while also preserving capital.

During the reporting period, the portfolio management team engaged in bond trades that would support the Fund’s future income stream, primarily by executing tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
How did the Fund perform during the twelve-month reporting period ended March 31, 2023?
The Class A Shares of the Nuveen Intermediate Duration Municipal Bond Fund underperformed the S&P Municipal Bond
Intermediate Index for the twelve-month reporting period ended March 31, 2023. For the purposes of this Performance
Commentary, references to relative performance are in comparison to the S&P Municipal Bond Intermediate Index.
During this reporting period, the Fund’s yield curve positioning detracted from relative performance. Because the Fund’s duration was longer than the benchmark, it was more sensitive to the detrimental effects of sharply rising interest rates during the reporting period. An overweight to credit risk, specifically non-rated, below investment grade and BBB-rated bonds, also detracted as these bonds underperformed higher credit quality bonds during the reporting period. The Fund’s allocation to longer-duration housing bonds also detracted given their increased interest rate sensitivity.
Partially offsetting the Fund’s underperformance was an equity holding in Energy Harbor. The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-
carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE: VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra. In connection with the transaction, Nuveen Funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the Portfolio of Investments section of this report.
Nuveen Limited Term Municipal Bond Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2023?
The Fund invests primarily in investment grade short- to intermediate-term municipal bonds with a targeted average weighted maturity between three to seven years. A large team of credit analysts seek value, targeting municipal bond market inefficiencies in pursuit of the Fund's goal to provide investors with as high a level of tax-exempt income as possible while also preserving capital.
During the reporting period, the portfolio management team engaged in bond trades that would support the Fund’s future income stream, primarily by executing tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
How did the Fund perform during the twelve-month reporting period ended March 31, 2023?
The Class A Shares of the Nuveen Limited Term Municipal Bond Fund underperformed the S&P Municipal Bond Short Intermediate
Index for the twelve-month reporting period ended March 31, 2023. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Short Intermediate Index.
During this reporting period, the Fund’s yield curve positioning detracted from relative performance as the Fund’s overweight to longer-duration bonds relative to the benchmark detracted. An overweight to credit risk, specifically non-rated, below investment grade and BBB-rated bonds, also detracted because these bonds underperformed relative to higher credit quality bonds during the reporting period. The Fund’s allocation to longer-duration housing bonds also detracted given their increased interest rate sensitivity.
Partially offsetting the Fund’s underperformance was an equity holding in Energy Harbor. The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-
carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE: VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra. In connection with the transaction, Nuveen Funds and accounts expect to receive a combination of cash and shares in a

Portfolio Managers’ Comments
(continued)

newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the Portfolio of Investments section of this report.
Nuveen Short Term Municipal Bond Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2023?
The Fund maintains a portfolio of primarily investment grade, short-term municipal bonds with a targeted average weighted maturity of three years or less. The Fund seeks to provide current income exempt from regular federal income taxes to the extent consistent with preservation of capital.
During the reporting period, the portfolio management team engaged in bond trades that would support the Fund’s future income stream. The portfolio management team also executed tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
How did the Fund perform during the twelve-month reporting period ended March 31, 2023?
The Class A Shares of the Nuveen Short Term Municipal Bond Fund underperformed the S&P Municipal Bond Short Index for the twelve-month reporting period ended March 31, 2023. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Short Index.
During this reporting period, the Fund’s duration positioning detracted from the Fund’s relative performance. The Fund’s duration was slightly longer than the benchmark, leaving the Fund more sensitive to the negative effects of higher rates. An additional relative detractor was the Fund’s overweight in the hospital sector. During the reporting period, this sector experienced widening credit spreads and underperformed the index.
Partly offsetting these negative factors was the Fund’s overweight positioning and selection in airport bonds, which helped relative performance as the sector outperformed. The Fund also benefited from its holdings of Florida Brightline Passenger Rail bonds, which outperformed. In addition, the Fund’s underperformance was also partially offset by an equity holding in Energy Harbor.
The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE: VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy Harbor to merge Energy
Harbor into a newly formed subsidiary of Vistra. In connection with the transaction, Nuveen Funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the Portfolio of Investments section of this report.
This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The
Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Risk Considerations and Dividend
Information

Risk Considerations
Nuveen All American Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen Intermediate Duration Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the
Fund’s exposure to volatility and interest rate risk.
Nuveen Limited Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the
Fund’s exposure to volatility and interest rate risk.
Nuveen Short Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the
Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/
or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the
Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to
Financial Statements of this report.

About the Funds’ Benchmarks
Lipper General & Insured Municipal Debt Funds Classification Average:
Represents the average annualized total
return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Intermediate Municipal Debt Funds Classification Average:
Represents the average annualized total return
for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Short-Intermediate Municipal Debt Funds Classification Average:
Represents the average annualized total
return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Short Municipal Debt Funds Classification Average
: Represents the average annualized total return for
all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
S&P Municipal Bond Intermediate Index:
An index containing bonds in the S&P Municipal Bond Index that mature between 3 and 15 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index:
An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short Index:
An index containing bonds in the S&P Municipal Bond Index with maturities between 6 months and 4 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short-Intermediate Index:
An index containing bonds in the S&P Municipal Bond Index that mature between 1 and 8 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Expense Ratios,
Effective Leverage and Holding Summaries

The Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summaries for each Fund are shown within this section of the report.
Fund Performance
Performance data shown represents past performance and does not predict or guarantee future results.
Investment returns
and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit
Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note
7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses
(before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever the Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for the Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.
The Fund may also from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, are excluded from the calculation of the Fund’s effective leverage ratio.
Holdings Summaries
The Holdings Summaries data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the
Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies:
Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen All-American Municipal Bond Fund
(continued)
Fund Performance, Expense Ratios, Effective Leverage and Holding Summaries
March 31, 2023
Refer to the first page of this Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summa-
ries section for further explanation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
** Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions less than twelve months after purchase, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class
C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class
C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods.
Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I
Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2023
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year 10-Year
Class A at NAV 10/03/88 (5.48)% 0.80% 2.18% 0.70%
Class A at maximum Offering Price 10/03/88 (9.48)% (0.06)% 1.74% –
S&P Municipal Bond Index — (0.22)% 2.01% 2.39% —
Lipper General & Insured Municipal Debt Funds Classification
Average — (2.06)% 1.42% 1.96% —
Class I 2/06/97 (5.23)% 1.01% 2.39% 0.50%
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year
Since
Inception
Class C at NAV 2/10/14 (6.26)% (0.01)% 1.93% 1.50%
Class C at maximum Offering Price 2/10/14 (6.26)% (0.01)% 1.93% –
Class R6 6/30/16 (5.30)% 1.03% 1.01% 0.47%
Effective Leverage Ratio 3.14%

Growth of an Assumed $10,000 Investment as of March 31, 2023
 - Class A
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund Shares.

Fund Performance, Expense Ratios, Effective Leverage and Holding
Summaries
March 31, 2023 (continued)
Holdings Summaries as of March 31, 2023
Fund Allocation
(% of net assets)
Municipal Bonds 96.7%
Common Stocks 1.1%
Variable Rate Senior Loan
Interests 0.0%
Corporate Bonds 0.0%
Short-Term Municipal Bonds 3.8%
Other Assets & Liabilities, Net 1.6%
Floating Rate Obligations (3.2)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 1.5%
AAA 5.4%
AA 32.3%
A 27.5%
BBB 13.1%
BB or Lower 5.0%
N/R (not rated) 14.1%
N/A (not applicable) 1.1%
Total 100%
Portfolio Composition
(% of total investments)
Transportation 22.2%
Tax Obligation/Limited 18.2%
Health Care 14.9%
Tax Obligation/General 10.9%
Utilities 10.6%
Education and Civic
Organizations 7.7%
Mutual Fund 3.7%
Other 10.6%
Variable Rate Senior Loan
Interests 0.0%
Common Stocks 1.2%
Corporate Bonds 0.0%
Total 100%
States and Territories
(% of total municipal bonds)
New York 12.0%
California 11.4%
Illinois 8.2%
Texas 8.0%
Florida 7.7%
Colorado 5.0%
Pennsylvania 4.3%
National 3.8%
Tennessee 3.4%
New Jersey 2.9%
Wisconsin 2.7%
Massachusetts 2.6%
Washington 2.6%
Missouri 2.4%
Arizona 1.8%
Indiana 1.8%
Puerto Rico 1.8%
Kentucky 1.3%
Louisiana 1.2%
Minnesota 1.2%
Other 13.9%
Total 100%

Nuveen Intermediate Duration Bond Fund
(continued)
Fund Performance, Expense Ratios, Effective Leverage and Holding Summaries
March 31, 2023
15
Refer to the first page of this Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summa-
ries section for further explanation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Intermediate Index.
** Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I
Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2023
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year 10-Year
Class A at NAV 6/13/95 (0.90)% 1.70% 2.03% 0.63%
Class A at maximum Offering Price 6/13/95 (3.87)% 1.08% 1.72% –
S&P Municipal Bond Intermediate Index — 1.37% 2.22% 2.33% —
Lipper Intermediate Municipal Debt Funds Classification Average — (0.10)% 1.63% 1.69% —
Class I 11/29/76 (0.67)% 1.89% 2.24% 0.43%
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year
Since
Inception
Class C at NAV 2/10/14 (1.80)% 0.86% 1.55% 1.43%
Class C at maximum Offering Price 2/10/14 (1.80)% 0.86% 1.55% –
Effective Leverage Ratio 0.00%

Fund Performance, Expense Ratios, Effective Leverage and Holding
Summaries March 31, 2023
(continued)
Growth of an Assumed $10,000 Investment as of March 31, 2023
 - Class A
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund Shares.

Holdings Summaries as of March 31, 2023
Fund Allocation
(% of net assets)
Municipal Bonds 96.2%
Common Stocks 2.6%
Asset-Backed and Mortgage-
Backed Securities 0.1%
Other Assets & Liabilities, Net 1.3%
Borrowings (0.2)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 4.3%
AAA 6.0%
AA 28.1%
A 34.0%
BBB 10.7%
BB or Lower 4.9%
N/R (not rated) 9.4%
N/A (not applicable) 2.6%
Total 100%
Portfolio Composition
(% of total investments)
Utilities 17.7%
Transportation 14.4%
Health Care 13.7%
Tax Obligation/Limited 12.7%
Tax Obligation/General 10.4%
Housing/Single Family 9.0%
U.S. Guaranteed 4.5%
Other 14.9%
Common Stocks 2.6%
Asset-Backed and Mortgage-
Backed Securities 0.1%
Total 100%
States and Territories
1
(% of total municipal bonds)
Illinois 10.7%
New York 5.4%
Pennsylvania 5.4%
Florida 4.5%
California 4.3%
Ohio 4.3%
Texas 4.0%
Washington 4.0%
New Jersey 3.8%
Puerto Rico 3.6%
Louisiana 2.9%
Michigan 2.8%
Colorado 2.7%
Indiana 2.7%
Oklahoma 2.7%
Alabama 2.3%
Virginia 2.1%
Georgia 2.1%
Wisconsin 2.0%
Maryland 1.9%
Tennessee 1.7%
Kentucky 1.6%
Connecticut 1.6%
Arizona 1.6%
District of Columbia 1.4%
Other 17.9%
Total 100%
1 See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

Nuveen Limited Term Municipal Bond Fund
(continued)
Fund Performance, Expense Ratios, Effective Leverage and Holding Summaries
March 31, 2023
Refer to the first page of this Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summa-
ries section for further explanation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Short-Intermediate Index.
** Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions less than twelve months after purchase, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable.  Class C
Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C
Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods.
Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2023
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year 10-Year
Class A at NAV 10/19/87 0.77% 1.66% 1.39% 0.59%
Class A at maximum Offering Price 10/19/87 (1.75)% 1.14% 1.13% –
S&P Municipal Bond Short-Intermediate Index — 1.54% 1.66% 1.54% —
Lipper Short-Intermediate Municipal Debt Funds Classification
Average — 0.84% 1.19% 1.07% —
Class I 2/06/97 0.90% 1.85% 1.58% 0.39%
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year
Since
Inception
Class C at NAV 2/10/14 (0.11)% 0.85% 0.81% 1.39%
Class C at maximum Offering Price 2/10/14 (0.11)% 0.85% 0.81% –
Effective Leverage Ratio 0.00%

Growth of an Assumed $10,000 Investment as of March 31, 2023
 - Class A
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund Shares.

Fund Performance, Expense Ratios, Effective Leverage and Holding
Summaries
March 31, 2023 (continued)
Holdings Summaries as of March 31, 2023
Fund Allocation
(% of net assets)
Municipal Bonds 95 .7%
Common Stocks 3 .2%
Other Assets & Liabilities, Net 1.1%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 2.2%
AAA 11.2%
AA 31.6%
A 32.4%
BBB 8.2%
BB or Lower 1.7%
N/R (not rated) 9.5%
N/A (not applicable) 3.2%
Total 100%
Portfolio Composition
(% of total investments)
Utilities 20.7%
Tax Obligation/General 18.5%
Tax Obligation/Limited 12.2%
Health Care 11.7%
Transportation 9.8%
Housing/Single Family 7.6%
Other 16.3%
Common Stocks 3.2%
Total 100%
States and Territories
1
(% of total municipal bonds)
New York 8.2%
Illinois 6.3%
Oklahoma 4.8%
Ohio 4.6%
California 4.2%
Louisiana 4.2%
Pennsylvania 3.8%
Florida 3.6%
New Jersey 3.5%
Puerto Rico 3.5%
Texas 3.3%
Indiana 3.1%
Colorado 2.8%
Wisconsin 2.7%
Washington 2.5%
Kentucky 2.5%
Connecticut 2.3%
Alabama 2.3%
Virginia 2.2%
Georgia 2.0%
Arizona 1.7%
Michigan 1.7%
Maryland 1.7%
District of Columbia 1.3%
Massachusetts 1.3%
Other 19.9%
Total 100%
1 See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

Nuveen Short Term Municipal Bond Fund
(continued)
Fund Performance, Expense Ratios, Effective Leverage and Holding Summaries
March 31, 2023
21
Refer to the first page of this Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summa-
ries section for further explanation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Short Index.
** Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions less than twelve months after purchase, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable.  Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I
Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2023
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year 10-Year
Class A at NAV 10/25/02 0.77% 0.83% 0.71% 0.67%
Class A at maximum Offering Price 10/25/02 (1.73)% 0.31% 0.45% –
S&P Municipal Bond Short Index — 1.54% 1.29% 1.07% —
Lipper Short Municipal Debt Funds Classification Average — 1.12% 0.89% 0.68% —
Class I 10/25/02 0.98% 1.05% 0.92% 0.47%
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year
Since
Inception
Class C at NAV 2/10/14 0.00% 0.03% 0.07% 1.47%
Class C at maximum Offering Price 2/10/14 0.00% 0.03% 0.07% –
Effective Leverage Ratio 0.00%

Fund Performance, Expense Ratios, Effective Leverage and Holding
Summaries March 31, 2023
(continued)
Growth of an Assumed $10,000 Investment as of March 31, 2023
 - Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund Shares.

Holdings Summaries as of March 31, 2023
Fund Allocation
(% of net assets)
Municipal Bonds 99.0%
Common Stocks 0.2%
Other Assets & Liabilities, Net 1.2%
Borrowings (0.4)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 4.0%
AAA 3.1%
AA 44.0%
A 35.5%
BBB 5.9%
BB or Lower 0.5%
N/R (not rated) 6.8%
N/A (not applicable) 0.2%
Total 100%
Portfolio Composition
(% of total investments)
Health Care 22.8%
Transportation 19.7%
Utilities 15.1%
Tax Obligation/General 14.1%
Tax Obligation/Limited 11.8%
Education and Civic
Organizations 4.4%
U.S. Guaranteed 4.0%
Other 7.9%
Common Stocks 0.2%
Total 100%
States and Territories
(% of total municipal bonds)
Texas 9.3%
Illinois 8.4%
Colorado 6.3%
Minnesota 5.8%
Wisconsin 5.0%
Missouri 4.5%
Alabama 4.5%
New Jersey 4.4%
Florida 3.8%
Massachusetts 3.4%
Arizona 2.9%
California 2.8%
Louisiana 2.7%
New York 2.5%
North Carolina 2.4%
Indiana 2.2%
Virginia 2.2%
Washington 2.2%
Pennsylvania 2.1%
Ohio 2.1%
Iowa 2.0%
Georgia 1.9%
District of Columbia 1.8%
Utah 1.6%
Puerto Rico 1.5%
Other 11.7%
Total 100%

Yields
as of March 31, 2023
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share.  Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium or discounts.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
nmbf
Nuveen All-American Municipal Bond Fund
Share Class
Class A
1
Class C Class R6 Class I
Dividend Yield 3.41% 2.78% 3.77% 3.77%
SEC 30-Day Yield 3.57% 2.94% 3.97% 3.93%
Taxable-Equivalent Yield (40.8%)
2
6.00% 4.94% 6.67% 6.61%
Nuveen Intermediate Duration Municipal Bond Fund
Share Class
Class A
1
Class C Class I
Dividend Yield 2.39% 1.71% 2.66%
SEC 30-Day Yield 2.80% 2.09% 3.06%
Taxable-Equivalent Yield (40.8%)
2
4.71% 3.51% 5.14%
Nuveen Limited Term Municipal Bond Fund
Share Class
Class A
1
Class C Class I
Dividend Yield 1.67% 0.94% 1.94%
SEC 30-Day Yield 2.21% 1.48% 2.46%
Taxable-Equivalent Yield (40.8%)
2
3.71% 2.49% 4.14%
Nuveen Short Term Municipal Bond Fund
Share Class
Class A
1
Class C Class I
Dividend Yield 1.49% 0.74% 1.71%
SEC 30-Day Yield 2.51% 1.78% 2.74%
Taxable-Equivalent Yield (40.8%)
2
4.24% 3.00% 4.62%
1 The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2 The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Expense
Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2023.
The beginning of the period is October 1, 2022.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”
to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen All-American Municipal Bond Fund
Share Class
Class A Class C Class R6 Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,060.36 $ 1,056.18 $ 1,061.31 $ 1,062.41
Expenses Incurred During the Period $ 3.49 $ 7.59 $ 2.31 $ 2.47
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,021.54 $ 1,017.55 $ 1,022.69 $ 1,022.54
Expenses Incurred During the Period $ 3.43 $ 7.44 $ 2.27 $ 2.42
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 0.45% and 0.48% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182 /365 (to reflect the one-half year period).
Nuveen Intermediate Duration Municipal Bond Fund
Share Class
Class A Class C Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,054.45 $ 1,049.13 $ 1,055.36
Expenses Incurred During the Period $ 3.33 $ 7.41 $ 2.31
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,021.69 $ 1,017.70 $ 1,022.69
Expenses Incurred During the Period $ 3.28 $ 7.29 $ 2.27
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.45% and 0.45% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182 /365 (to reflect the one-half year period).

Expense Examples
(continued)

Nuveen Limited Term Municipal Bond Fund
Share Class
Class A Class C Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,038.95 $ 1,034.08 $ 1,039.30
Expenses Incurred During the Period $ 3.15 $ 7.20 $ 2.14
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,021.84 $ 1,017.85 $ 1,022.84
Expenses Incurred During the Period $ 3.13 $ 7.14 $ 2.12
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.42% and 0.42% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182 /365 (to reflect the one-half year period).
Nuveen Short Term Municipal Bond Fund
Share Class
Class A Class C Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,025.19 $ 1,022.38 $ 1,027.31
Expenses Incurred During the Period $ 3.48 $ 7.51 $ 2.53
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,021.49 $ 1,017.50 $ 1,022.44
Expenses Incurred During the Period $ 3.48 $ 7.49 $ 2.52
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49% and 0.50% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182 /365 (to reflect the one-half year period).

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and Board of Directors of Nuveen
Investment Funds, Inc. and Shareholders of Nuveen All-American Municipal Bond Fund,
Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond
Fund and Nuveen Short Term Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen
Limited Term Municipal Bond Fund (three of the funds constituting Nuveen Municipal Trust) and Nuveen Short Term
Municipal Bond Fund (one of the funds constituting Nuveen Investment Funds, Inc.) (hereafter collectively referred to as the "Funds") as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
May 26, 2023
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen All-American Municipal Bond Fund
Portfolio of Investments March 31, 2023
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 97.8%
X
4,639,509,913 MUNICIPAL BONDS - 96.7%
X 4,639,509,913
Alabama - 0.3%
Birmingham-Jefferson Civic Center Authority, Alabama,
Special Tax Bonds, Series 2018A:
$ 3,500 4.000%, 7/01/38 7/28 at 100.00 Aa3   $ 3,513,545
3,500 4.000%, 7/01/43 7/28 at 100.00 Aa3   3,475,150
2,000 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation
Proejcet, Series 2019, 5.750%, 10/01/49, (AMT)
10/29 at 100.00 BB   2,042,280
4,220 Infirmary Health System Special Care Facilities Financing Authority
of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc.,
Series 2016A, 5.000%, 2/01/41
2/26 at 100.00 A-   4,293,892
500 Mobile Spring Hill College Educational Building Authority, Alabama,
Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%,
4/15/45
4/25 at 100.00 N/R   499,680
Total Alabama 13,824,547
Alaska - 0.1%
Alaska Industrial Development and Export Authority,
Revenue Bonds, Greater Fairbanks Community Hospital
Foundation Project, Refunding Series 2019:
3,970 4.000%, 4/01/31 4/29 at 100.00 A+   4,043,167
615 4.000%, 4/01/34 4/29 at 100.00 A+   625,025
Total Alaska 4,668,192
Arizona - 1.9%
1,500 Arizona Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Linder Village Project in Meridian, Ada
County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
No Opt. Call N/R   1,500,375
1,250 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Academies of Math & Science Projects, Series 2019, 5.000%,
7/01/49, 144A
7/29 at 100.00 BB+   1,150,612
585 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A,
4.000%, 7/15/40, 144A
7/28 at 100.00 BB+   489,037
19,000 Arizona Industrial Development Authority, Arizona, Hotel Revenue
Bonds, Provident Group Falcon Properties LLC, Project, Senior Series
2022A-1, 4.000%, 12/01/51, 144A
12/31 at 100.00 BB   14,902,270
9,530 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2022-
2, 5.000%, 9/01/52, (AMT), (Mandatory Put 9/01/27)
3/27 at 100.00 A   9,990,585
Maricopa County Industrial Development Authority,
Arizona, Hospital Revenue Bonds, HonorHealth, Series
2019A:
1,250 5.000%, 9/01/37 9/28 at 100.00 A+   1,335,100
935 5.000%, 9/01/42 9/28 at 100.00 A+   964,911
2,500 Maricopa County Union High School District 210 Phoenix, Arizona,
General Obligation Bonds, School Improvement Project 2011 and
2017, Series 2018, 5.000%, 7/01/36
7/27 at 100.00 AAA   2,701,075
80 Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health
Corporation, Series 2005, 5.000%, 4/01/25, (Pre-refunded 4/01/24)
4/24 at 100.00 N/R  (4) 81,149

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
Phoenix Civic Improvement Corporation, Arizona, Rental
Car Facility Charge Revenue Bonds, Series 2019A:
$ 1,500 5.000%, 7/01/33 7/29 at 100.00 A   $ 1,663,410
6,380 5.000%, 7/01/35 7/29 at 100.00 A   6,990,566
1,000 5.000%, 7/01/38 7/29 at 100.00 A   1,077,780
1,000 5.000%, 7/01/39 7/29 at 100.00 A   1,073,760
7,200 5.000%, 7/01/45 7/29 at 100.00 A   7,615,368
Phoenix Civic Improvement Corporation, Arizona,
Revenue Bonds, Civic Plaza Expansion Project, Series
2005B:
1,650 5.500%, 7/01/31 - FGIC Insured No Opt. Call AA   2,006,878
6,000 5.500%, 7/01/39 - FGIC Insured No Opt. Call AA   7,471,620
6,245 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, American Leadership Academy Project,
Refunding Series 2022. Forward Delivery, 4.000%, 6/15/41, 144A
6/26 at 100.00 N/R   5,113,344
400 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series
2016, 6.500%, 2/01/48, 144A
2/24 at 100.00 N/R   402,116
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds, Citigroup Energy Inc Prepay Contract
Obligations, Series 2007:
1,000 5.250%, 12/01/28 No Opt. Call A3   1,063,860
13,155 5.000%, 12/01/32 No Opt. Call A3   14,035,464
7,000 5.000%, 12/01/37 No Opt. Call A3   7,309,820
Total Arizona 88,939,100
Arkansas - 0.6%
5,045 Arkansas Development Finance Authority, Arkansas, Environmental
Improvement Revenue Bonds, United States Steel Corporation, Green
Series 2022, 5.450%, 9/01/52, (AMT), 144A
9/25 at 105.00 BB   5,044,697
16,370 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49,
(AMT), 144A
9/26 at 103.00 Ba2   14,711,883
Arkansas Development Finance Authority, Revenue
Bonds, Baptist Memorial Health Care, Refunding Series
2020B-1:
2,500 5.000%, 9/01/39 9/30 at 100.00 BBB+   2,575,350
5,545 5.000%, 9/01/40 9/30 at 100.00 BBB+   5,680,353
Total Arkansas 28,012,283
California - 11.5%
6,135 Alameda Corridor Transportation Authority, California, Revenue Bonds,
Refunding Second Subordinate Lien Series 2022C, 0.000%, 10/01/52
- AGM Insured (5)
10/37 at 100.00 AA   3,135,721
2,765 Alvord Unified School District, Riverside County, California, General
Obligation Bonds, Refunding Series 2002A, 5.900%, 8/01/30 - NPFG
Insured
No Opt. Call AA   3,033,288
2,000 Brentwood Infrastructure Financing Authority, California, Infrastructure
Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%,
9/02/36
9/24 at 100.00 N/R   2,035,400
7,630 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
8/31 at 100.00 N/R   5,916,531
25,260 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A,
5.000%, 2/01/50, 144A
2/30 at 100.00 N/R   21,004,195

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
30
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 695 California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds, Los Angeles County Securitization Corporation,
Series 2020B-1, 5.000%, 6/01/49
6/30 at 100.00 BBB+   $ 698,406
12,675 California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds, Los Angeles County Securitization Corporation,
Series 2020B-2, 0.000%, 6/01/55
6/30 at 26.72 N/R   2,139,033
5,450 California Educational Facilities Authority, Revenue Bonds, Chapman
University, Series 2017B, 4.000%, 4/01/47
4/27 at 100.00 A2   5,386,780
10,000 California Health Facilities Financing Authority, California, Revenue
Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46
11/26 at 100.00 A1   10,357,300
1,670 California Health Facilities Financing Authority, Revenue Bonds,
Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42
8/27 at 100.00 BBB+   1,714,673
3,015 California Health Facilities Financing Authority, Revenue Bonds, El
Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40
2/25 at 100.00 AA   3,084,104
California Health Facilities Financing Authority, Revenue
Bonds, El Camino Hospital, Series 2017:
1,395 5.000%, 2/01/30 2/27 at 100.00 AA   1,511,678
1,105 5.000%, 2/01/31 2/27 at 100.00 AA   1,196,173
13,305 California Health Facilities Financing Authority, Revenue Bonds, PIH
Health, Series 2020A, 3.000%, 6/01/47 - BAM Insured
6/30 at 100.00 AA   10,548,736
485 California Health Facilities Financing Authority, Revenue Bonds,
Providence Health & Services, Series 2014B, 5.000%, 10/01/44
10/24 at 100.00 A1   492,062
2,185 California Health Facilities Financing Authority, Revenue Bonds, Saint
Joseph Health System, Series 2013A, 5.000%, 7/01/37, (Pre-refunded
7/01/23)
7/23 at 100.00 A1  (4) 2,197,454
2,120 California Infrastructure and Economic Development Bank, Lease
Revenue Bonds, California State Teachers' Retirement System
Headquarters Expansion, Green Bond-Climate Bond Certified Series
2019, 5.000%, 8/01/44
8/29 at 100.00 AA   2,289,642
2,000 California Infrastructure and Economic Development Bank, Revenue
Bonds, California Science Center Phase III Project, Green Series
2021B, 4.000%, 5/01/46
11/31 at 100.00 A-   1,894,360
California Municipal Finance Authority, Charter School
Lease Revenue Bonds, Nova Academy Project, Series
2016A:
1,850 5.000%, 6/15/36, 144A 6/26 at 100.00 BB   1,850,925
2,425 5.000%, 6/15/46, 144A 6/26 at 100.00 BB   2,318,906
610 California Municipal Finance Authority, Charter School Revenue Bonds,
John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B,
5.000%, 10/01/39, 144A
10/27 at 100.00 N/R   590,035
California Municipal Finance Authority, Revenue Bonds,
Biola University, Refunding Series 2017:
470 5.000%, 10/01/29 10/27 at 100.00 Baa1   499,953
1,000 5.000%, 10/01/31 10/27 at 100.00 Baa1   1,063,710
California Municipal Finance Authority, Revenue Bonds,
Eisenhower Medical Center, Refunding Series 2017A:
7,845 5.000%, 7/01/42 7/27 at 100.00 Baa2   8,055,481
7,285 5.000%, 7/01/47 7/27 at 100.00 Baa2   7,424,799
5,000 California Municipal Finance Authority, Revenue Bonds, Eisenhower
Medical Center, Refunding Series 2017B, 5.000%, 7/01/42
7/27 at 100.00 Baa2   5,134,150
California Municipal Finance Authority, Revenue Bonds,
Linxs APM Project, Senior Lien Series 2018A:
14,000 5.000%, 12/31/37, (AMT) 6/28 at 100.00 BBB-   14,402,920
27,110 5.000%, 12/31/38, (AMT) 6/28 at 100.00 BBB-   27,866,098

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 5,750 5.000%, 12/31/47, (AMT) 6/28 at 100.00 BBB-   $ 5,787,375
California Municipal Finance Authority, Revenue Bonds,
NorthBay Healthcare Group, Series 2017A:
1,000 5.000%, 11/01/30 11/26 at 100.00 BBB-   1,045,120
1,040 5.250%, 11/01/31 11/26 at 100.00 BBB-   1,094,974
10,625 California Municipal Finance Authority, Reveue Bonds, Community
Medical Centers, Series 2017A, 5.000%, 2/01/42
2/27 at 100.00 A3   10,994,219
3,965 California Pollution Control Financing Authority, Water Furnishing
Revenue Bonds, Poseidon Resources Channelside LP Desalination
Project, Series 2012, 5.000%, 7/01/37, (AMT), 144A
7/23 at 100.00 BBB   3,966,110
California Pollution Control Financing Authority, Water
Furnishing Revenue Bonds, San Diego County Water
Authoriity Desalination Project Pipeline, Refunding
Series 2019:
1,625 5.000%, 7/01/39, 144A 1/29 at 100.00 BBB   1,665,593
640 5.000%, 11/21/45, 144A 1/29 at 100.00 BBB   645,670
1,450 California Public Finance Authority, Revenue Bonds, Henry Mayo
Newhall Hospital, Series 2017, 5.000%, 10/15/37
10/26 at 100.00 BBB-   1,491,412
California Public Finance Authority, Senior Living
Revenue Bonds, Enso Village, Refunding Green Series
2021A:
1,225 5.000%, 11/15/51, 144A 11/29 at 102.00 N/R   1,050,940
440 5.000%, 11/15/56, 144A 11/29 at 102.00 N/R   371,153
1,475 California School Finance Authority, Educational Facility Revenue
Bonds, River Springs Charter School Project, Series 2017A, 5.000%,
7/01/47, 144A
7/27 at 100.00 Ba2   1,287,675
17,385 California State University, Systemwide Revenue Bonds, Series 2018A,
5.000%, 11/01/50
11/28 at 100.00 Aa2   18,724,688
16,245 California State University, Systemwide Revenue Bonds, Series 2019A,
5.000%, 11/01/44
11/29 at 100.00 Aa2   17,800,296
12,000 California State, General Obligation Bonds, Various Purpose Series
2017, 5.000%, 8/01/46
8/26 at 100.00 Aa2   12,594,960
3,960 California State, General Obligation Bonds, Various Purpose Series
2019, 5.000%, 4/01/49 (6)
4/29 at 100.00 Aa2   4,291,927
1,585 California Statewide Communities Development Authority, California,
Revenue Bonds, Loma Linda University Medical Center, Series 2014A,
5.250%, 12/01/44
12/24 at 100.00 BB+   1,588,265
1,100 California Statewide Communities Development Authority, California,
Revenue Bonds, Loma Linda University Medical Center, Series 2016A,
5.000%, 12/01/41, 144A
6/26 at 100.00 BB+   1,091,717
600 California Statewide Communities Development Authority, Revenue
Bonds, Front Porch Communities & Services Project, Series 2017A,
5.000%, 4/01/47
4/27 at 100.00 A   613,128
2,900 California Statewide Communities Development Authority, Revenue
Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57
12/27 at 100.00 A+   2,983,201
California Statewide Communities Development
Authority, Student Housing Revenue Bonds, University
of California, Irvine East Campus Apartments, Phase IV-A
CHF-Irvine, LLC, Series 2017:
5,000 5.000%, 5/15/47 5/27 at 100.00 Baa1   5,037,200
1,750 5.000%, 5/15/50 5/27 at 100.00 Baa1   1,759,590

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
32
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
California Statewide Community Development Authority,
Revenue Bonds, Daughters of Charity Health System,
Series 2005A:
$ 13 5.750%, 7/01/30 (7),(8) 1/22 at 100.00 N/R   $ 13,290
86 5.750%, 7/01/35 (7),(8) 1/22 at 100.00 N/R   85,377
32 5.000%, 7/01/39 (7),(8) 1/22 at 100.00 N/R   32,217
6,475 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%,
10/01/56, 144A
10/31 at 100.00 N/R   4,845,502
3,800 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Center City Anaheim, Series 2020A,
5.000%, 1/01/54, 144A
1/31 at 100.00 N/R   3,028,562
10,350 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Oceanaire-Long Beach, Social Series
2021A-2, 4.000%, 9/01/56, 144A
9/31 at 100.00 N/R   7,871,899
6,170 Elk Grove Finance Authority, California, Special Tax Revenue Bonds,
Series 2016, 5.000%, 9/01/46
9/26 at 100.00 N/R   6,227,690
1,980 Kern Community College District, California, General Obligation Bonds,
Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%,
11/01/23 - AGM Insured
No Opt. Call AA   1,948,063
2,750 Lammersville Joint Unified School District, San Joaquin County,
California, Special Tax Bonds, Community Facilities District 2014-1
Improvement Area 1 Mountain House School Facilities, Series 2017,
5.000%, 9/01/42
9/27 at 100.00 N/R   2,829,832
Long Beach, California, Harbor Revenue Bonds, Series
2017:
1,600 5.000%, 5/15/36, (AMT) 5/27 at 100.00 AA+   1,699,312
2,700 5.000%, 5/15/37, (AMT) 5/27 at 100.00 AA+   2,833,704
6,000 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Refunding Senior Lien Series 2020A,
5.000%, 5/15/38
11/29 at 100.00 AA   6,735,240
15,265 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2016B,
5.000%, 5/15/46, (AMT)
5/26 at 100.00 AA-   15,550,913
10,000 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2018C,
5.000%, 5/15/44, (AMT)
11/27 at 100.00 AA-   10,300,500
1,000 Los Angeles Department of Water and Power, California, Power System
Revenue Bonds, Series 2022C, 5.000%, 7/01/52
1/32 at 100.00 Aa2   1,100,380
8,750 Los Angeles Department of Water and Power, California, Water System
Revenue Bonds, Series 2022C, 5.000%, 7/01/43
7/32 at 100.00 Aa2   9,917,600
Los Angeles, California, Wastewater System Revenue
Bonds, Green Subordinate Series 2018A:
9,320 5.000%, 6/01/43 6/28 at 100.00 AA   10,073,988
16,990 5.000%, 6/01/48 6/28 at 100.00 AA   18,222,285
2,500 Los Angeles, California, Wastewater System Revenue Bonds, Refunding
Green Subordinate Lien Series 2017B, 5.000%, 6/01/35
6/27 at 100.00 AA   2,743,350
1,000 Manteca Financing Authority, California, Sewer Revenue Bonds, Series
2009, 5.750%, 12/01/36
6/23 at 100.00 AA-   1,005,720
2,565 Morongo Band of Mission Indians, California, Enterprise Revenue
Bonds, Series 2018A, 5.000%, 10/01/42, 144A
10/28 at 100.00 BBB-   2,555,792
M-S-R Energy Authority, California, Gas Revenue Bonds,
Citigroup Prepay Contracts, Series 2009A:
2,800 7.000%, 11/01/34 No Opt. Call A   3,453,212

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 2,500 6.500%, 11/01/39 No Opt. Call A   $ 2,973,650
3,075 Ontario Redevelopment Financing Authority, San Bernardino County,
California, Revenue Bonds, Redevelopment Project 1, Series 1993,
5.800%, 8/01/23 - NPFG Insured, (ETM)
5/23 at 100.00 N/R  (4) 3,106,027
3,555 Orange County, California, Special Tax Bonds, Community Facilities
District 2016-1 Esencia Village, Series 2016A, 5.000%, 8/15/46
8/26 at 100.00 N/R   3,620,981
Palm Desert Redevelopment Agency, California,
Successor Agency Redevelopment Project Area, Series
2017A:
500 5.000%, 10/01/28 - BAM Insured 4/27 at 100.00 AA   547,625
500 5.000%, 10/01/30 - BAM Insured 4/27 at 100.00 AA   548,380
3,775 Poway Unified School District, San Diego County, California, General
Obligation Bonds, School Facilities Improvement District 2007-1,
Election 2008 Series 2009A, 0.000%, 8/01/23
No Opt. Call Aa2   3,743,101
5,500 Poway Unified School District, San Diego County, California, General
Obligation Bonds, School Facilities Improvement District 2007-1,
Series 2011A, 0.000%, 8/01/41
No Opt. Call Aa2   2,632,135
15,000 Rialto Unified School District, San Bernardino County, California,
General Obligation Bonds, 2010 Election Series 2011A, 0.000%,
8/01/41 - AGM Insured (5)
8/36 at 100.00 AA   17,054,850
River Islands Public Financing Authority, California,
Special Tax Bonds, Community Facilities District 2003-1
Improvement Area 1, Refunding Series 2022A-1:
2,665 5.000%, 9/01/42 - AGM Insured 9/29 at 103.00 AA   2,984,640
1,320 5.250%, 9/01/52 - AGM Insured 9/29 at 103.00 AA   1,480,156
1,680 Rocklin, Placer County, California, Special Tax Bonds, Community
Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39
9/25 at 100.00 N/R   1,715,969
605 Roseville, California, Special Tax Bonds, Community Facilities District 1
Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46
9/26 at 100.00 N/R   625,080
Sacramento County, California, Airport System Revenue
Bonds, Refunding Senior Series 2018C:
3,545 5.000%, 7/01/37, (AMT) 7/28 at 100.00 A+   3,745,257
6,760 5.000%, 7/01/38, (AMT) 7/28 at 100.00 A+   7,110,100
5,000 5.000%, 7/01/39, (AMT) 7/28 at 100.00 A+   5,242,200
740 Sacramento, California, Special Tax Bonds, Community Facilities District
05-1 College Square, Series 2007, 5.900%, 9/01/37
9/23 at 100.00 N/R   746,268
11,020 San Diego County Regional Airport Authority, California, Airport
Revenue Bonds, Subordinate Series 2017A, 5.000%, 7/01/47, (AMT)
7/27 at 100.00 A+   11,282,717
8,500 San Diego County Regional Airport Authority, California, Airport
Revenue Bonds, Subordinate Series 2021B, 5.000%, 7/01/56, (AMT)
7/31 at 100.00 A+   8,823,680
6,895 San Diego Public Facilities Financing Authority, California, Water Utility
Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47
8/28 at 100.00 Aa3   7,537,062
San Diego Redevelopment Agency Successor Agency,
California, Tax Allocation Bonds, Refunding Series
2017A:
1,815 5.000%, 9/01/36 9/26 at 100.00 AA   1,942,214
6,160 5.000%, 9/01/40 9/26 at 100.00 AA   6,532,187
10,000 San Francisco Airports Commission, California, Revenue Bonds, San
Francisco International Airport, Governmental Purpose, Second Series
2013B, 5.000%, 5/01/43
5/23 at 100.00 A+   10,018,300
4,500 San Francisco Airports Commission, California, Revenue Bonds, San
Francisco International Airport, Second Series 2014A, 5.000%,
5/01/39, (AMT)
5/24 at 100.00 A+   4,529,475

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
34
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 5,000 San Francisco Airports Commission, California, Revenue Bonds, San
Francisco International Airport, Second Series 2016B, 5.000%,
5/01/41, (AMT)
5/26 at 100.00 A+   $ 5,129,700
San Francisco Airports Commission, California, Revenue
Bonds, San Francisco International Airport, Second
Series 2017A:
5,050 5.000%, 5/01/42, (AMT) 5/27 at 100.00 A+   5,207,459
17,715 5.000%, 5/01/47, (AMT) 5/27 at 100.00 A+   18,122,622
3,000 San Francisco Airports Commission, California, Revenue Bonds, San
Francisco International Airport, Second Series 2018D, 5.000%,
5/01/48, (AMT)
5/28 at 100.00 A+   3,087,570
21,635 San Francisco Airports Commission, California, Revenue Bonds, San
Francisco International Airport, Second Series 2019A, 5.000%,
5/01/49, (AMT)
5/29 at 100.00 A+   22,354,580
13,300 San Joaquin Hills Transportation Corridor Agency, Orange County,
California, Toll Road Revenue Bonds, Refunding Junior Lien Series
2014B, 5.250%, 1/15/44
1/25 at 100.00 A-   13,466,915
275 Temecula Public Financing Authority, California, Special Tax Bonds,
Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47,
144A
9/27 at 100.00 N/R   291,709
3,500 Upland, California, Certificates of Participation, San Antonio Regional
Hospital, Series 2017, 5.000%, 1/01/47
1/28 at 100.00 BBB   3,526,705
5,000 Victor Valley Union High School District, San Bernardino County,
California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31
- AGC Insured
8/26 at 100.00 AA   5,562,100
Westminster School District, Orange County, California,
General Obligation Bonds, Series 2009-A1:
2,485 0.000%, 8/01/26 - AGC Insured No Opt. Call AA   2,256,703
1,405 0.000%, 8/01/28 - AGC Insured No Opt. Call AA   1,205,799
2,920 0.000%, 8/01/29 - AGC Insured No Opt. Call AA   2,425,440
William S. Hart Union High School District, Los Angeles
County, California, Special Tax Bonds, Community
Facilities District 2015-1, Series 2017:
1,425 5.000%, 9/01/42 9/26 at 100.00 N/R   1,455,367
1,205 5.000%, 9/01/47 9/26 at 100.00 N/R   1,224,316
Total California 550,661,193
Colorado - 5.1%
2,500 Arista Metropolitan District, Broomfield County, Colorado, General
Obligation Limited Tax Bonds, Refunding & Improvement Convertible
to Unlimited Tax Series 2018A, 5.125%, 12/01/48
12/23 at 103.00 N/R   2,329,500
880 Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax
General Obligation Bonds, Series 2020A, 5.000%, 12/01/40
9/25 at 103.00 N/R   821,568
Aviation Station North Metropolitan District 2, Denver
County, Colorado, Limited Tax General Obligation
Bonds, Refunding & Improvement Series 2019A:
499 4.000%, 12/01/29 9/24 at 103.00 N/R   468,576
1,310 5.000%, 12/01/39 9/24 at 103.00 N/R   1,239,849
1,350 5.000%, 12/01/48 9/24 at 103.00 N/R   1,199,232
575 Bella Mesa Metropolitan District, Castle Rock, Colorado, Limited Tax
General Obligation Bonds, Convertible Capital Appreciation Series
2020A-3, 0.000%, 12/01/49, 144A (5)
6/25 at 99.64 N/R   482,270
6,480 Brighton, Colorado, Water Activity Enterprise Revenue Bonds, Water
System Project, Series 2022, 5.000%, 6/01/47
6/32 at 100.00 AA   7,178,803

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 500 Broadway Station Metropolitan District 2, Denver City and County,
Colorado, General Obligation Limited Tax Bonds, Convertible to
Unlimited Series 2019A, 5.125%, 12/01/48
6/24 at 103.00 N/R   $ 370,060
Centerra Metropolitan District 1, Loveland, Colorado,
Special Revenue Bonds, Refunding & Improvement
Series 2017:
7,000 5.000%, 12/01/29, 144A 5/23 at 103.00 N/R   6,932,030
9,000 5.000%, 12/01/47, 144A 5/23 at 103.00 N/R   8,159,400
1,450 Colorado Educational and Cultural Facilities Authority, Charter School
Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility
Project, Series 2013, 5.000%, 6/01/26
6/23 at 100.00 A+   1,454,350
2,065 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Community Leadership Academy Project, Series
2008, 6.500%, 7/01/38
5/23 at 100.00 BB+   2,067,829
3,040 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Community Leadership Academy, Inc. Second
Campus Project, Series 2013, 7.350%, 8/01/43
8/23 at 100.00 BB+   3,066,174
1,400 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Christian Living Neighborhoods Project, Refunding Series 2016,
5.000%, 1/01/37
1/24 at 102.00 N/R   1,248,366
21,985 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
8/29 at 100.00 A-   20,135,402
725 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Evangelical Lutheran Good Samaritan Society Project, Series 2013,
5.625%, 6/01/43, (Pre-refunded 6/01/23)
6/23 at 100.00 N/R  (4) 728,407
6,155 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Evangelical Lutheran Good Samaritan Society Project, Series 2013A,
5.000%, 6/01/45, (Pre-refunded 6/01/25)
6/25 at 100.00 N/R  (4) 6,480,107
3,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34
9/25 at 100.00 Baa1   3,016,020
1,750 Colorado International Center Metropolitan District 14, Denver,
Colorado, Limited Tax General Obligation Bonds, Refunding &
Improvement Series 2018, 5.875%, 12/01/46
12/23 at 103.00 N/R   1,710,485
706 Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax
Increment and Sales Tax Supported Revenue Bonds, Series 2019,
4.000%, 12/01/29
12/24 at 103.00 N/R   651,850
500 Copperleaf Metropolitan District 4, Arapahoe County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Series 2020A, 5.000%, 12/01/39
3/25 at 103.00 N/R   481,515
Denver City and County, Colorado, Airport System
Revenue Bonds, Series 2022A:
7,000 5.000%, 11/15/31, (AMT) No Opt. Call AA-   7,981,890
18,390 5.000%, 11/15/34, (AMT) 11/32 at 100.00 AA-   20,930,579
3,350 5.500%, 11/15/40, (AMT) 11/32 at 100.00 AA-   3,788,582
5,000 Denver City and County, Colorado, Airport System Revenue Bonds,
Subordinate Lien Series 2013A, 5.250%, 11/15/43, (AMT)
11/23 at 100.00 A+   5,009,800
19,500 Denver City and County, Colorado, Dedicated Tax Revenue Bonds,
Current Interest Series 2018A-1, 5.000%, 8/01/48
8/26 at 100.00 AA-   20,241,195
Denver Convention Center Hotel Authority, Colorado,
Revenue Bonds, Convention Center Hotel, Refunding
Senior Lien Series 2016:
3,130 5.000%, 12/01/30 12/26 at 100.00 Baa2   3,249,159
3,310 5.000%, 12/01/31 12/26 at 100.00 Baa2   3,429,392
5,005 5.000%, 12/01/33 12/26 at 100.00 Baa2   5,153,949

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
36
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 565 5.000%, 12/01/34 12/26 at 100.00 Baa2   $ 578,893
E-470 Public Highway Authority, Colorado, Senior
Revenue Bonds, Series 2000B:
20 0.000%, 9/01/29 - NPFG Insured No Opt. Call A   16,480
395 0.000%, 9/01/30 - NPFG Insured No Opt. Call A   314,266
20 0.000%, 9/01/32 - NPFG Insured No Opt. Call A   14,764
25 0.000%, 9/01/33 - NPFG Insured No Opt. Call A   17,785
9,890 E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series
2004A, 0.000%, 9/01/27 - NPFG Insured
No Opt. Call A   8,698,354
1,160 El Paso County School District 49 Falcon, Colorado, Certificates of
Participation, Series 2015, 5.000%, 12/15/28
12/25 at 100.00 Aa3   1,229,438
Foothills Metropolitan District, Fort Collins, Colorado,
Special Revenue Bonds, Series 2014:
1,094 5.250%, 12/01/24 No Opt. Call N/R   1,087,699
1,365 6.000%, 12/01/38 12/24 at 100.00 N/R   1,280,588
750 Fossil Ridge Metropolitan District 3, Lakewood, Jefferson County,
Colorado, General Obligation Limited Tax Bonds, Refunding &
Improvement Series 2020, 2.375%, 12/01/39 - BAM Insured
12/30 at 100.00 AA   561,053
845 Green Valley Ranch East Metropolitan District 6, Adams County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A-3,
5.875%, 12/01/50
9/25 at 103.00 N/R   811,817
2,000 Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax
General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49
3/25 at 103.00 N/R   1,764,120
3,343 Independence Water & Sanitation District, Elbert County, Colorado,
Special Revenue Bonds, Series 2019, 7.250%, 12/01/38
6/24 at 103.00 N/R   3,391,708
1,735 Jefferson Center Metropolitan District 1, Arvada, Jefferson County,
Colorado, Special Revenue Bonds, Subordinate Series 2020B,
5.750%, 12/15/50
12/23 at 103.00 N/R   1,675,576
Lakes at Centerra Metropolitan District 2, Loveland,
Colorado, Limited Tax General Obligation Bonds,
Refunding & Improvement Series 2018A:
1,695 5.125%, 12/01/37 12/23 at 103.00 N/R   1,634,776
1,945 5.250%, 12/01/47 12/23 at 103.00 N/R   1,786,366
1,470 Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited
Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/49
3/25 at 103.00 N/R   1,314,753
Painted Prairie Public Improvement Authority, Aurora,
Colorado, Special Revenue Bonds, Series 2019:
4,950 5.000%, 12/01/39 12/24 at 103.00 N/R   4,745,713
15,845 5.000%, 12/01/49 12/24 at 103.00 N/R   14,312,789
620 Park Creek Metropolitan District, Colorado, Senior Limited Property
Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%,
12/01/45
12/25 at 100.00 A   635,618
830 Parkdale Community Authority, Erie, Colorado, Limited Tax Supported
Revenue Bonds, District 1, Series 2020A, 5.000%, 12/01/40
9/25 at 103.00 N/R   775,419
4,250 Prairie Center Metopolitan District No. 3, In the City of Brighton,
Adams County, Colorado, Limited Property Tax Supported Primary
Improvements Revenue Bonds, Refunding Series 2017A, 5.000%,
12/15/41, 144A
12/26 at 100.00 N/R   4,182,213
2,205 Prairie Center Metropolitan District No. 3, Brighton, Colorado, Special
Revenue Bonds, Park and Recreation Improvements Series 2018,
5.125%, 12/15/42
12/23 at 103.00 N/R   2,097,198
2,500 Prairie Farm Metropolitan District, In the City of Commerce City, Adams
County, Colorado, Limited Tax Convertible to Unlimited Tax, General
Obligation Bonds, Series 2018A, 5.250%, 12/01/48
4/23 at 103.00 N/R   2,514,875

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Public Authority for Colorado Energy, Natural Gas
Purchase Revenue Bonds,  Colorado Springs Utilities,
Series 2008:
$ 2,170 6.250%, 11/15/28 No Opt. Call AA-   $ 2,359,441
8,580 6.500%, 11/15/38 No Opt. Call AA-   10,278,068
2,410 Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A
12/30 at 100.00 N/R   1,373,700
1,175 Raindance Metropolitan District 1, Acting by and through its Water
Activity Enterprise In the Town of Windsor, Weld County, Colorado,
Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.000%,
12/01/40
12/25 at 103.00 N/R   1,092,750
Regional Transportation District, Colorado, Private
Activity Bonds, Denver Transit Partners Eagle P3 Project,
Series 2020A:
1,350 3.000%, 7/15/37 1/31 at 100.00 A-   1,161,108
2,000 4.000%, 7/15/39 No Opt. Call A-   1,937,900
500 Settler's Crossing Metropolitan District 1, Lakewood, Colorado, Limited
Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/40, 144A
9/25 at 103.00 N/R   459,645
STC Metropolitan District 2, Superior, Boulder County,
Colorado, Limited Tax General Obligation and Special
Revenue Bonds, Refunding & improvement Series
2019A:
555 4.000%, 12/01/29 12/24 at 103.00 N/R   516,727
500 5.000%, 12/01/38 12/24 at 103.00 N/R   466,680
575 Sterling Hills West Metropolitan District, Arapahoe County, Colorado,
General Obligation Bonds, Refunding & Improvement Series 2007,
5.000%, 12/01/39
12/27 at 100.00 A3   608,051
1,310 Thompson Crossing Metropolitan District 4, Johnstown, Larimer
County, Colorado, General Obligation Bonds, Limited Tax Convertible
to Unlimited Tax, Refunding & Improvement Series 2019, 5.000%,
12/01/49
9/24 at 103.00 N/R   1,166,306
Trails at Crowfoot Metropolitan District 3, Parker,
Colorado, Limited Tax General Obligation Bonds, Series
2019A:
1,860 4.375%, 12/01/30 9/24 at 103.00 N/R   1,738,970
2,070 5.000%, 12/01/39 9/24 at 103.00 N/R   1,979,624
3,640 5.000%, 12/01/49 9/24 at 103.00 N/R   3,297,221
4,589 Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General
Obligation and Special Revenue Bonds, Convertible to Unlimited Tax
Refunding Subordinate Series 2019, 3.250%, 12/15/50 - AGM Insured
12/24 at 103.00 AA   3,897,162
Velocity Metropolitan District 3, In the City of Aurora,
Colorado, Limited Tax General Obligation Bonds, Series
2019:
500 5.125%, 12/01/34 12/23 at 103.00 N/R   497,145
2,000 5.375%, 12/01/39 12/23 at 103.00 N/R   1,988,440
5,000 5.500%, 12/01/48 12/23 at 103.00 N/R   4,845,950
3,500 Westerly Metropolitan District 4, Weld County, Colorado, General
Obligation Limited Tax Bonds, Series 2021A-1, 5.000%, 12/01/50
3/26 at 103.00 N/R   3,040,380
2,700 Willow Springs Ranch Metropolitan District, Monument, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   2,443,581
3,000 Windler Public Improvement Authority, Aurora, Colorado, Limited Tax
Supported Revenue Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A
9/26 at 103.00 N/R   2,068,680
Total Colorado 242,666,129

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
38
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Connecticut - 0.4%
$ 860 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Healthcare Facility Expansion Church Home of Hartford Inc.
Project, Series 2016A, 5.000%, 9/01/53, 144A
9/26 at 100.00 BB   $ 713,396
11,000 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45
6/26 at 100.00 AA-   11,258,060
1,675 Connecticut State, Special Tax Obligation Bonds, Transportation
Infrastructure Purposes Series 2015A, 5.000%, 8/01/35
8/25 at 100.00 AA   1,745,702
Connecticut State, Special Tax Obligation Bonds,
Transportation Infrastructure Purposes, Series 2020A:
2,500 4.000%, 5/01/36 - BAM Insured 5/30 at 100.00 AA   2,626,250
2,550 4.000%, 5/01/39 - BAM Insured 5/30 at 100.00 AA   2,613,444
Total Connecticut 18,956,852
Delaware - 0.3%
2,000 Delaware Economic Development Authority, Exempt Facility Revenue
Bonds, NRG Energy Project, Refunding Series 2020A, 1.250%,
10/01/45, (Mandatory Put 10/01/25)
10/25 at 100.00 BBB-   1,833,500
Delaware Health Facilities Authroity, Revenue Bonds,
Beebe Medical Center Project, Series 2018:
8,500 5.000%, 6/01/43 12/28 at 100.00 BBB   8,700,600
1,905 4.375%, 6/01/48 12/28 at 100.00 BBB   1,860,309
Total Delaware 12,394,409
District of Columbia - 0.7%
8,290 District of Columbia, Income Tax Secured Revenue Bonds, Series
2022A, 5.500%, 7/01/47
7/32 at 100.00 AAA   9,570,473
Metropolitan Washington Airports Authority, District
of Columbia, Dulles Toll Road Revenue Bonds, Dulles
Metrorail & Capital improvement Projects, Refunding &
Subordinate Lien Series 2019B:
480 4.000%, 10/01/35 10/29 at 100.00 A-   488,928
4,170 4.000%, 10/01/49 10/29 at 100.00 A-   3,855,332
1,040 4.000%, 10/01/49, (UB) (6) 10/29 at 100.00 A-   961,521
2,890 4.000%, 10/01/53, (UB) (6) 10/29 at 100.00 A-   2,628,311
3,745 Metropolitan Washington Airports Authority, District of Columbia,
Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital
improvement Projects, Second Senior Lien Series 2009B, 0.000%,
10/01/31 - AGC Insured
No Opt. Call AA   2,830,022
1,500 Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road
Revenue Bonds, Dulles Metrorail & Capital improvement Projects,
Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/37
10/29 at 100.00 A-   1,506,045
Metropolitan Washington D.C. Airports Authority, Airport
System Revenue Bonds, Refunding Series 2018A:
2,095 5.000%, 10/01/33, (AMT) 10/28 at 100.00 AA-   2,259,080
6,375 5.000%, 10/01/34, (AMT) 10/28 at 100.00 AA-   6,844,073
3,000 5.000%, 10/01/35, (AMT) 10/28 at 100.00 AA-   3,200,610
Total District of Columbia 34,144,395
Florida - 7.7%
Atlantic Beach, Florida, Healthcare Facilities Revenue
Refunding Bonds, Fleet Landing Project, Series 2013A:
300 5.000%, 11/15/23 No Opt. Call BBB   300,648
2,300 5.000%, 11/15/28 11/23 at 100.00 BBB   2,301,518
385 Boynton Village Community Development District, Florida, Special
Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37
5/23 at 100.00 N/R   385,131

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 12,950 Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A,
5.000%, 9/01/44
9/29 at 100.00 A1   $ 13,702,006
3,520 Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B,
4.000%, 9/01/38, (AMT)
9/29 at 100.00 A1   3,526,829
Capital Trust Agency, Florida, Educational Facilities Lease
Revenue Bonds, Franklin Academy Projects, Series 2020:
1,085 5.000%, 12/15/35, 144A 7/26 at 100.00 N/R   1,049,260
245 5.000%, 12/15/40, 144A 7/26 at 100.00 N/R   224,996
7,910 5.000%, 12/15/50, 144A 7/26 at 100.00 N/R   6,799,911
3,470 5.000%, 12/15/55, 144A 7/26 at 100.00 N/R   2,927,361
Capital Trust Agency, Florida, Multifamily Housing
Revenue Bonds, The Gardens Apartments Project, Series
2015A:
1,500 4.750%, 7/01/40 7/25 at 100.00 CCC   1,149,990
1,380 5.000%, 7/01/50 7/25 at 100.00 CCC   1,004,171
11,353 Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton
Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
(7)
6/28 at 100.00 N/R   1,475,918
Capital Trust Agency, Florida, Revenue Bonds,
Renaissance Charter School Project, Series 2019A:
450 4.000%, 6/15/29, 144A 6/26 at 100.00 N/R   419,859
565 5.000%, 6/15/39, 144A 6/26 at 100.00 N/R   527,450
610 5.000%, 6/15/49, 144A 6/26 at 100.00 N/R   533,512
7,000 Central Florida Expressway Authority, Revenue Bonds, Senior Lien
Series 2019B, 5.000%, 7/01/49
7/29 at 100.00 A+   7,466,480
6,130 Charlotte County Industrial Development Authority, Florida, Utility
System Revenue Bonds, Town & Country Utilities Project, Series 2019,
5.000%, 10/01/49, (AMT), 144A
10/27 at 100.00 N/R   5,971,969
1,125 Cityplace Community Development District, Florida, Special
Assessement and  Revenue Bonds, Refunding Series 2012, 5.000%,
5/01/26
No Opt. Call A   1,161,180
16,405 Escambia County Health Facilities Authority, Florida, Health Care
Facilities Revenue Bonds, Baptist Health Care Corporation Obligated,
Series 2020A, 4.000%, 8/15/50
2/30 at 100.00 BBB+   14,109,612
2,000 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Downtown Doral Charter Upper School Project,
Series 2017C, 5.750%, 7/01/47, 144A
7/27 at 101.00 N/R   1,984,280
1,570 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Renaissance Charter School Income Projects, Series
2015A, 6.125%, 6/15/46, 144A
6/25 at 100.00 N/R   1,574,773
2,000 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Renaissance Charter School, Inc. Projects, Series
2013A, 8.500%, 6/15/44, (Pre-refunded 6/15/23)
6/23 at 100.00 N/R  (4) 2,021,300
1,500 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Renaissance Charter School, Inc. Projects, Series
2014A, 6.125%, 6/15/44, 144A
6/24 at 100.00 N/R   1,519,065
315 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Renaissance Charter School, Inc. Projects, Series
2020C, 5.000%, 9/15/50, 144A
9/27 at 100.00 N/R   252,479
83,000 Florida Development Finance Corporation, Florida, Surface
Transportation Facility Revenue Bonds, Brightline Passenger Rail
Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A
1/24 at 107.00 N/R   76,694,490

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
40
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Florida Development Finance Corporation, Florida,
Surface Transportation Facility Revenue Bonds, Virgin
Trains USA Passenger Rail Project, Series 2019A:
$ 18,200 6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A 5/23 at 101.00 N/R   $ 18,020,002
37,800 6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A 5/23 at 102.00 N/R   35,731,584
2,000 6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A 5/23 at 102.00 N/R   1,864,560
5,500 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%,
7/01/57, (AMT), (Mandatory Put 8/15/24)
5/23 at 100.00 N/R   5,431,690
25,000 Florida Development Finance Corporation, Revenue Bonds, Brightline
Passenger Rail Expansion Project, Series 2022A, 7.250%, 7/01/57,
(AMT), (Mandatory Put 10/03/23), 144A
5/23 at 103.00 N/R   25,198,000
Florida Higher Educational Facilities Financing Authority,
Revenue Bonds, Jacksonville University Project, Series
2018A-1:
450 4.500%, 6/01/33, 144A 6/28 at 100.00 N/R   430,146
1,450 4.750%, 6/01/38, 144A 6/28 at 100.00 N/R   1,333,434
9,855 Fort Lauderdale, Florida, General Obligation Bonds, Parks & Recreation
Projects, Series 2022A, 5.000%, 7/01/48
7/32 at 100.00 AAA   11,069,530
840 Grand Bay at Doral Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, South Parcel Assessment
Area Project, Series 2016, 5.000%, 5/01/46
5/26 at 100.00 N/R   794,354
Hillsborough County Industrial Development Authority,
Florida, Hospital Revenue Bonds, Florida Health
Sciences Center Inc D/B/A Tampa General Hospital,
Series 2020A:
18,765 4.000%, 8/01/50 2/31 at 100.00 A   17,221,391
5,000 4.000%, 8/01/55 2/31 at 100.00 A   4,511,400
7,860 Hollywood, Florida, General Obligation Bonds, Series 2022, 5.000%,
7/01/47
7/32 at 100.00 Aa3   8,559,226
Jacksonville, Florida, Health Care Facilities Revenue
Bonds, Brooks Rehabilitation, Series 2020:
1,040 4.000%, 11/01/37 11/29 at 100.00 A-   1,046,240
1,085 4.000%, 11/01/38 11/29 at 100.00 A-   1,084,143
1,650 4.000%, 11/01/39 11/29 at 100.00 A-   1,632,988
2,170 4.000%, 11/01/40 11/29 at 100.00 A-   2,125,211
Jacksonville, Florida, Special Revenue Bonds, Refunding
Series 2017A:
6,285 5.250%, 10/01/42 10/27 at 100.00 AA   6,795,593
3,930 5.250%, 10/01/47 10/27 at 100.00 AA   4,219,248
430 Lee County Industrial Development Authority, Florida, Charter School
Revenue Bonds, Lee County Community Charter Schools, Series
2007A, 5.250%, 6/15/27
5/23 at 100.00 BB   423,705
Lee County Industrial Development Authority, Florida,
Charter School Revenue Bonds, Lee County Community
Charter Schools, Series 2012A:
875 5.500%, 6/15/32, 144A 5/23 at 100.00 BB   851,830
1,375 5.750%, 6/15/42, 144A 5/23 at 100.00 BB   1,324,977
860 Miami-Dade County Health Facility Authority, Florida, Hospital Revenue
Bonds, Nicklaus Children's Hospital, Refunding Series 2017, 5.000%,
8/01/36
8/27 at 100.00 A+   905,073
12,195 Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series
2015A, 5.000%, 10/01/38, (AMT)
10/25 at 100.00 A+   12,395,608
5,025 Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series
2022A, 5.250%, 10/01/52, (AMT), (UB) (6)
10/32 at 100.00 A   5,358,358

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 6,000 Miami-Dade County, Florida, Special Obligation Bonds, Subordinate
Series 2009, 0.000%, 10/01/42 - BAM Insured
No Opt. Call AA   $ 2,578,860
325 Osceola County, Florida, Transportation Revenue Bonds, Osceola
Parkway, Refunding & Improvement Series 2019A-1, 5.000%,
10/01/49
10/29 at 100.00 BBB+   327,324
Pinellas County Industrial Development Authority,
Florida, Industrial Development Revenue Bonds,
Drs. Kiran & Pallavi Patel 2017 Foundation for Global
Understanding, Inc., Project, Series 2019:
495 5.000%, 7/01/29 No Opt. Call N/R   506,766
180 5.000%, 7/01/39 7/29 at 100.00 N/R   177,428
5,095 Putnam County Development Authority, Florida, Pollution Control
Revenue Bonds, Seminole Electric Cooperatice, Inc. Project,
Refunding Series 2018B, 5.000%, 3/15/42
5/28 at 100.00 A-   5,377,161
1,001 Riverbend West Community Development District, Hilsborough County,
Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46
5/27 at 100.00 N/R   951,020
Seminole County Industrial Development Authority,
Florida, Retirement Facility Revenue Bonds, Legacy
Pointe At UCF Project, Series 2019A:
5,000 5.250%, 11/15/39 11/26 at 103.00 N/R   4,248,400
1,015 5.500%, 11/15/49 11/26 at 103.00 N/R   835,406
2,610 South Broward Hospital District, Florida, Hospital Revenue Bonds,
South Broward Hospital District Obligated Group, Refunding Series
2016A, 4.000%, 5/01/44
5/26 at 100.00 AA   2,568,162
2,965 South Miami Health Facilities Authority, Florida, Hospital Revenue
Bonds, Baptist Health Systems of South Florida Obligated Group,
Refunding Series 2017, 5.000%, 8/15/42
8/27 at 100.00 AA-   3,046,686
Sumter County Industrial Development Authority,
Florida, Hospital Revenue Bonds, Central Florida Health
Alliance Projects, Series 2014A:
500 5.000%, 7/01/29 1/24 at 100.00 A-   506,260
6,860 5.250%, 7/01/44 1/24 at 100.00 A-   6,890,870
1,442 Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H.
Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/45
9/30 at 54.56 A1   479,220
Tampa, Florida, Hospital Revenue Bonds, H. Lee Moffitt
Cancer Center Project, Series 2020B:
440 4.000%, 7/01/38 7/30 at 100.00 A2   441,720
445 4.000%, 7/01/45 7/30 at 100.00 A2   424,935
270 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (5)
5/23 at 100.00 N/R   243,178
290 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)
5/23 at 100.00 N/R   3
2,645 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2022A, 4.000%, 5/01/40 - AGM
Insured, 144A
5/32 at 100.00 AA   2,658,199
Volusia County Educational Facilities Authority, Florida,
Revenue Bonds, Embry-Riddle Aeronautical University,
Refunding Series 2017:
3,880 5.000%, 10/15/42 10/27 at 100.00 AA-   4,055,725
1,500 5.000%, 10/15/47 10/27 at 100.00 AA-   1,556,775
13,000 Volusia County Educational Facilities Authority, Florida, Revenue Bonds,
Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40
6/25 at 100.00 A-   13,263,770

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
42
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Wynnmere East Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2016:
$ 470 5.125%, 5/01/36 5/28 at 100.00 N/R   $ 471,937
930 5.500%, 5/01/46 5/28 at 100.00 N/R   932,083
Total Florida 369,954,367
Georgia - 0.4%
Atlanta Development Authority, Georgia, Senior
Health Care Facilities Revenue Bonds, Georgia Proton
Treatment Center Project, Current Interest Series
2017A-1:
2,500 6.750%, 1/01/35 (7) 1/28 at 100.00 N/R   1,125,000
1,000 7.000%, 1/01/40 (7) 1/28 at 100.00 N/R   450,000
11,665 Columbus Medical Center Hospital Authority, Georgia, Revenue
Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%,
7/01/54, (Mandatory Put 7/01/29)
1/29 at 100.00 AA-   12,927,736
Georgia Municipal Electric Authority, Plant Vogtle Units 3
& 4 Project M Bonds, Series 2019A:
1,250 5.000%, 1/01/35 7/28 at 100.00 A   1,346,763
700 5.000%, 1/01/36 7/28 at 100.00 A   749,497
405 Georgia Municipal Electric Authority, Senior Lien General Power
Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 - NPFG Insured
No Opt. Call A1   416,162
1,000 Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds,
Series 2007A, 5.500%, 9/15/28
No Opt. Call A+   1,079,370
Total Georgia 18,094,528
Guam - 0.1%
Guam A.B. Won Pat  International Airport Authority,
Revenue Bonds, Series 2013C:
835 6.375%, 10/01/43, (Pre-refunded 10/01/23), (AMT) 10/23 at 100.00 Baa2  (4) 848,602
775 6.375%, 10/01/43, (AMT) 10/23 at 100.00 Baa2   787,625
1,475 Guam Government Waterworks Authority, Water and Wastewater
System Revenue Bonds, Series 2020A, 5.000%, 1/01/50
7/30 at 100.00 A-   1,501,122
Total Guam 3,137,349
Hawaii - 0.1%
1,500 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%,
7/01/43
7/23 at 100.00 AA-   1,505,655
1,000 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43, 144A
7/23 at 100.00 BB   1,002,260
4,545 Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%,
7/01/45, (AMT)
7/25 at 100.00 AA-   4,597,722
Total Hawaii 7,105,637
Idaho - 0.2%
Idaho Health Facilities Authority, Revenue Bonds,
Madison Memorial Hospital Project, Refunding Series
2016:
2,300 3.500%, 9/01/33 9/26 at 100.00 BB+   2,106,823
205 5.000%, 9/01/37 9/26 at 100.00 BB+   206,697
4,250 Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health
System Project, Series 2018A, 5.000%, 3/01/37
9/28 at 100.00 A   4,427,268

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Idaho (continued)
$ 1,290 Idaho Housing and Finance Association, Grant and Revenue
Anticipation Bonds, Federal Highway Trust Funds, Series 2021A,
4.000%, 7/15/38
7/31 at 100.00 A+   $ 1,301,300
2,000 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series
2016A, 5.000%, 12/01/38, 144A
12/26 at 100.00 BBB-   2,039,580
Total Idaho 10,081,668
Illinois - 8.3%
67,800 Chicago Board of Education, Illinois, Dedicated Capital Improvement
Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46
4/27 at 100.00 A   71,351,364
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2023:
2,125 5.250%, 4/01/35 4/33 at 100.00 A   2,340,156
1,250 5.250%, 4/01/37 4/33 at 100.00 A   1,354,925
1,500 5.000%, 4/01/38 4/33 at 100.00 A   1,577,070
1,000 5.250%, 4/01/39 4/33 at 100.00 A   1,070,620
1,960 5.500%, 4/01/42 4/33 at 100.00 A   2,113,037
625 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues Series 2012A, 5.000%, 12/01/42
5/23 at 100.00 BB+   610,431
1,215 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39
12/24 at 100.00 BB+   1,228,158
4,540 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2012B, 5.000%, 12/01/34
5/23 at 100.00 BB+   4,515,893
2,000 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34
12/27 at 100.00 BB+   2,059,680
35,090 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Series 2016A, 7.000%, 12/01/44
12/25 at 100.00 BB+   37,125,220
Chicago Transit Authority, Illinois, Sales Tax Receipts
Revenue Bonds, Second Lien Series 2020A:
1,250 5.000%, 12/01/45 12/29 at 100.00 A+   1,298,875
2,220 4.000%, 12/01/50 12/29 at 100.00 A+   2,096,657
1,815 5.000%, 12/01/55 12/29 at 100.00 A+   1,884,351
17,500 Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds,
Series 2014, 5.250%, 12/01/49
12/24 at 100.00 AA   17,695,125
6,245 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Refunding Senior Lien Series 2018A, 5.000%, 1/01/53
1/29 at 100.00 A+   6,381,328
3,715 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Refunding Senior Lien Series 2020A, 4.000%, 1/01/36
1/30 at 100.00 A+   3,830,016
3,180 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Senior Lien Series 2015C, 5.000%, 1/01/46
1/25 at 100.00 A+   3,207,793
8,805 Chicago, Illinois, General Obligation Bonds, Project & Refunding Series
2017A, 6.000%, 1/01/38, (UB) (6)
1/27 at 100.00 BBB+   9,413,866
13,760 Chicago, Illinois, General Obligation Bonds, Project and Refunding
Series 2005D, 5.500%, 1/01/40, (UB) (6)
1/25 at 100.00 BBB+   13,989,792
7,545 Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E,
5.500%, 1/01/42, (UB) (6)
1/25 at 100.00 BBB+   7,654,252
Chicago, Illinois, General Obligation Bonds, Refunding
Series 2016C:
2,260 5.000%, 1/01/24 No Opt. Call BBB+   2,283,640
935 5.000%, 1/01/25 No Opt. Call BBB+   956,851
705 5.000%, 1/01/35 1/26 at 100.00 BBB+   721,842
2,175 5.000%, 1/01/38, (UB) (6) 1/26 at 100.00 BBB+   2,206,081

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
44
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Chicago, Illinois, General Obligation Bonds, Refunding
Series 2020A:
$ 50 5.000%, 1/01/27 No Opt. Call BBB+   $ 52,338
6,000 5.000%, 1/01/30, (UB) (6) No Opt. Call BBB+   6,402,240
2,200 Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%,
1/01/39, (UB) (6)
1/25 at 100.00 BBB+   2,239,644
7,945 Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second
Lien Series 2014A, 5.000%, 1/01/31
1/24 at 100.00 A   8,009,911
5,000 Illinois Finance Authority Revenue Bonds, OSF Healthcare System,
Series 2018A, 4.125%, 5/15/47 - BAM Insured
11/28 at 100.00 AA   4,857,400
4,590 Illinois Finance Authority, Health Services Facility Lease Revenue Bonds,
Provident Group - UIC Surgery Center, LLC - University of Illinois
Health Services Facility Project, Series 2020, 4.000%, 10/01/50
10/30 at 100.00 BBB+   3,888,281
700 Illinois Finance Authority, Revenue Bonds, Dominican University,
Refunding Series 2022, 5.000%, 3/01/42
9/32 at 100.00 BBB-   693,266
10,810 Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation,
Series 2016, 5.000%, 12/01/40
6/26 at 100.00 A   11,044,469
12,295 Illinois Finance Authority, Revenue Bonds, Northshore - Edward-
Elmhurst Health Credit Group, Series 2022A, 5.000%, 8/15/47
8/32 at 100.00 AA-   13,043,274
10,715 Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
Series 2015A, 5.000%, 11/15/45
11/25 at 100.00 A   10,835,437
895 Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of
Chicago, Series 2013A, 5.500%, 7/01/28
7/23 at 100.00 A   896,933
20 Illinois Finance Authority, Revenue Bonds, Rush University Medical
Center Obligated Group, Series 2015A, 4.000%, 11/15/39
5/25 at 100.00 AA-   18,936
1,105 Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and
Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35
8/25 at 100.00 A3   1,134,459
12,764 Illinois Housing Development Authority, Housing Revenue Bonds, MBS
Pass Through Program, Series 2017A, 3.125%, 2/01/47 2022 01
3/26 at 100.00 Aaa   11,887,148
1,240 Illinois Housing Development Authority, Multifamily Housing Revenue
Bonds, GNMA Collateralized - Lifelink Developments, Series 2006,
4.850%, 4/20/41, (AMT), (UB) (6)
1/23 at 100.00 AA+   1,240,930
7,335 Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding
Series 2014, 5.250%, 6/15/31 - AGM Insured
6/24 at 100.00 AA   7,447,739
5,000 Illinois State, General Obligation Bonds, December Series 2017A,
5.000%, 12/01/24
No Opt. Call A-   5,159,650
3,725 Illinois State, General Obligation Bonds, June Series 2016, 4.000%,
6/01/36
6/26 at 100.00 A-   3,741,204
Illinois State, General Obligation Bonds, March Series
2021A:
2,250 4.000%, 3/01/38 3/31 at 100.00 A-   2,237,512
1,300 4.000%, 3/01/40 3/31 at 100.00 A-   1,263,275
3,500 Illinois State, General Obligation Bonds, May Series 2014, 5.000%,
5/01/32
5/24 at 100.00 A-   3,548,825
11,065 Illinois State, General Obligation Bonds, May Series 2020, 5.750%,
5/01/45
5/30 at 100.00 A-   12,203,810
Illinois State, General Obligation Bonds, November
Series 2017D:
11,625 5.000%, 11/01/27 No Opt. Call A-   12,625,447
3,000 5.000%, 11/01/28 11/27 at 100.00 A-   3,255,150
2,000 Illinois State, General Obligation Bonds, Refunding September Series
2018A, 5.000%, 10/01/28
No Opt. Call A-   2,201,960

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 1,440 Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28 7/23 at 100.00 A-   $ 1,446,120
5,400 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52
12/25 at 100.00 A   5,420,520
7,000 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
Expansion Project Bonds, Refunding Series 2020A, 5.000%, 6/15/50
12/29 at 100.00 A   7,074,830
1,225 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53
12/25 at 100.00 A   1,229,238
Metropolitan Pier and Exposition Authority, Illinois,
Revenue Bonds, McCormick Place Expansion Project,
Series 2002A:
10,000 0.000%, 12/15/35 - AGM Insured No Opt. Call AA   6,044,800
23,065 0.000%, 6/15/37 - NPFG Insured No Opt. Call A   12,370,221
1,838 Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood
Springs Project, Refunding Series 2014, 5.000%, 3/01/34 - AGM
Insured
3/24 at 100.00 AA   1,861,710
4,450 Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry
and Will Counties, Illinois, General Obligation Bonds, Series 2001A,
6.000%, 7/01/27 - FGIC Insured
No Opt. Call AA+   4,924,593
Springfield, Illinois, Electric Revenue Bonds, Refunding
Senior Lien Series 2015:
15,530 4.000%, 3/01/40 - AGM Insured 3/25 at 100.00 AA   15,560,128
3,485 5.000%, 3/01/40 - AGM Insured 3/25 at 100.00 AA   3,598,437
7,405 University of Illinois, Health Services Facilities System Revenue Bonds,
Series 2013, 6.000%, 10/01/42
10/23 at 100.00 A-   7,510,003
Total Illinois 395,936,861
Indiana - 1.8%
2,000 Gary Local Public Improvement Bond Bank, Indiana, Economic
Development Revenue Bonds, Drexel Foundation for Educational
Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A
6/30 at 100.00 N/R   1,728,200
6,495 IIndiana Finance Authority, Hospital Revenue Bonds, Parkview Health,
Series 2018A, 5.000%, 11/01/43
11/28 at 100.00 AA-   6,763,308
825 Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle
City Preparatory Inc. Project, Series 2021A, 5.000%, 12/01/40, 144A
12/27 at 103.00 N/R   699,146
Indiana Finance Authority, Educational Facilities Revenue
Bonds, Lighthouse Academies of Northwest Indiana Inc.
Project, Series 2016:
3,710 7.000%, 12/01/34, 144A 12/24 at 100.00 N/R   3,808,501
6,075 7.250%, 12/01/44, 144A 12/24 at 100.00 N/R   6,205,916
5,000 Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose
Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44
12/28 at 100.00 A2   4,850,750
5,000 Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose
Hulman Institute Of Technology Project, Series 2020A, 4.000%,
6/01/50
6/30 at 100.00 A2   4,739,750
1,640 Indiana Finance Authority, Educational Facilities Revenue Bonds,
Valparaiso University Project, Series 2014, 5.000%, 10/01/39
10/24 at 100.00 Baa2   1,655,547
2,830 Indiana Finance Authority, Educational Facilities Revenue Bonds, Victory
College Prep Project, Series 2021A, 4.500%, 12/01/55, 144A
12/27 at 103.00 N/R   2,075,777
15,205 Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA
Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46
10/26 at 100.00 AA   16,013,146
8,000 Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA
Authority Project, Series 2014A, 5.000%, 10/01/40
10/24 at 100.00 AA   8,208,320

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
46
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Indiana (continued)
$ 5,215 Indianapolis Local Public Improvement Bond Bank, Indiana, Airport
Authority Project Revenue Bonds, Refunding Series 2015I, 5.000%,
1/01/32, (AMT)
1/25 at 100.00 A1   $ 5,325,193
6,490 Indianapolis Local Public Improvement Bond Bank, Indiana, Community
Justice Campus Bonds, Courthouse & Jail Project, Series 2019A,
5.000%, 2/01/44
2/29 at 100.00 AAA   6,860,384
Valparaiso, Indiana, Exempt Faciltiies Revenue Bonds,
Pratt Paper LLC Project, Series 2013:
70 5.875%, 1/01/24, (AMT) No Opt. Call N/R   70,811
9,185 7.000%, 1/01/44, (AMT) 1/24 at 100.00 N/R   9,382,845
8,435 Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products
North America Inc. Project, Series 2015, 4.400%, 11/01/45, (AMT),
(Mandatory Put 6/10/31)
No Opt. Call A2   8,597,711
Total Indiana 86,985,305
Iowa - 0.0%
2,000 Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue
Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42
5/23 at 100.00 BBB-   1,907,360
Total Iowa 1,907,360
Kansas - 0.1%
Hutchinson, Kansas, Hospital Facilities Revenue Bonds,
Hutchinson Regional Medical Center, Inc., Series 2016:
1,500 5.000%, 12/01/36 12/26 at 100.00 Ba1   1,505,910
1,320 5.000%, 12/01/41 12/26 at 100.00 Ba1   1,271,490
1,500 Overland Park Development Corporation, Kansas, Revenue Bonds,
Convention Center Hotel, Refunding & improvement Series 2019,
5.000%, 3/01/44
3/29 at 100.00 BB-   1,439,025
Total Kansas 4,216,425
Kentucky - 1.3%
230 Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital
Corporation d/b/a King's Daughters Medical Center Project,
Refunding Series 2019, 4.000%, 2/01/35
2/30 at 100.00 A-   230,872
6,675 Carroll County, Kentucky, Environmental Facilities Revenue Bonds,
Kentucky Utilities Company Project, Refunding Series 2006B, 2.125%,
10/01/34, (AMT)
6/31 at 100.00 A1   5,362,294
Kentucky Bond Development Corporation, Transient
Room Tax Revenue Bonds, Lexington Center
Corporation Project, Series 2018A:
2,545 5.000%, 9/01/43 9/28 at 100.00 A2   2,699,151
2,600 5.000%, 9/01/48 9/28 at 100.00 A2   2,728,856
6,565 Kentucky Economic Development Finance Authority, Louisville Arena
Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A,
5.000%, 12/01/45 - AGM Insured
12/27 at 100.00 AA   6,771,535
6,000 Kentucky Economic Development Finance Authority, Revenue Bonds,
CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/44
8/29 at 100.00 A-   6,178,380
Kentucky Economic Development Finance Authority,
Revenue Bonds, Next Generation Kentucky Information
Highway Project, Senior Series 2015A:
2,450 5.000%, 7/01/26 7/25 at 100.00 BBB+   2,500,960
2,100 5.000%, 7/01/33 7/25 at 100.00 BBB+   2,135,847
5,655 5.000%, 7/01/37 7/25 at 100.00 BBB+   5,701,710

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Kentucky (continued)
Kentucky Municipal Power Agency, Power System
Revenue Bonds, Prairie State Project, Refunding Series
2020A. Forward Delivery:
$ 1,000 5.000%, 9/01/34 9/29 at 100.00 Baa1   $ 1,091,720
725 5.000%, 9/01/35 9/29 at 100.00 Baa1   786,328
Kentucky State Property and Buildings Commission,
Revenue Bonds, Project 119, Series 2018:
2,000 5.000%, 5/01/35 5/28 at 100.00 A1   2,170,540
2,500 5.000%, 5/01/36 5/28 at 100.00 A1   2,691,550
4,000 5.000%, 5/01/37 5/28 at 100.00 A1   4,275,240
Kentucky State Property and Buildings Commission,
Revenue Bonds, Project 122, Series 2019A:
1,565 4.000%, 11/01/35 11/28 at 100.00 A1   1,603,796
750 4.000%, 11/01/37 11/28 at 100.00 A1   759,420
760 Kentucky State University, Certificates of Participation, Series 2021,
4.000%, 11/01/46 - BAM Insured
11/31 at 100.00 AA   725,116
Louisville/Jefferson County Metro Government,
Kentucky, Health System Revenue Bonds, Norton
Healthcare Inc, Series 2016A:
5,735 5.000%, 10/01/31 10/26 at 100.00 A+   6,058,626
2,785 4.000%, 10/01/35 10/26 at 100.00 A+   2,800,735
5,415 Louisville/Jefferson County Metro Government, Kentucky, Health
System Revenue Bonds, Norton Healthcare, Inc., Series 2020A,
3.000%, 10/01/43 - BAM Insured
10/29 at 100.00 AA   4,446,094
Total Kentucky 61,718,770
Louisiana - 1.2%
Calcasieu Parish Memorial Hospital Service District,
Louisiana, Revenue Bonds, Lake Charles Memorial
Hospital, Refunding Series 2019:
2,910 5.000%, 12/01/26 No Opt. Call BB   2,938,256
3,210 5.000%, 12/01/28 No Opt. Call BB   3,202,360
3,930 5.000%, 12/01/29 No Opt. Call BB   3,912,237
3,950 5.000%, 12/01/34 12/29 at 100.00 BB   3,842,560
22,955 Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds,
Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36,
(AMT), 144A
7/23 at 100.00 N/R   23,025,701
285 Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Tulane
University, Refunding Series 2020A, 4.000%, 4/01/50, (Pre-refunded
4/01/30)
4/30 at 100.00 N/R  (4) 313,087
2,030 Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic
Foundation Project, Series 2015, 5.000%, 5/15/47
5/25 at 100.00 A   2,060,105
1,050 New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding
Series 2014, 5.000%, 6/01/44, (Pre-refunded 6/01/24)
6/24 at 100.00 A  (4) 1,078,140
6,750 Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds,
Port Facilities, Series 2020E, 5.000%, 4/01/44, (AMT)
4/30 at 100.00 A   6,940,620
500 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010, 6.350%, 7/01/40, 144A
6/30 at 100.00 BB-   539,220
6,425 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010B, 6.100%, 12/01/40, (Mandatory Put 6/01/30),
144A
No Opt. Call BB-   6,913,364
2,930 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2011, 5.850%, 8/01/41, (Mandatory Put 6/01/25), 144A
No Opt. Call BB-   3,007,235

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
48
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
$ 1,650 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37,
(Mandatory Put 7/01/26)
No Opt. Call BBB-   $ 1,550,422
Total Louisiana 59,323,307
Maine - 0.2%
4,970 Maine Health and Higher Educational Facilities Authority, Revenue
Bonds, MaineHealth Issue, Series 2020A, 4.000%, 7/01/45
7/30 at 100.00 A+   4,829,051
1,420 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Social Series 2021C, 2.300%, 11/15/46
11/30 at 100.00 AA+   960,715
Portland, Maine, General Airport Revenue Bonds,
Refunding Series 2013:
460 5.000%, 7/01/26 7/23 at 100.00 A-   462,507
1,000 5.000%, 7/01/27 7/23 at 100.00 A-   1,005,300
Total Maine 7,257,573
Maryland - 0.8%
Baltimore, Maryland, Convention Center Hotel Revenue
Bonds, Refunding Series 2017:
10,000 5.000%, 9/01/39 9/27 at 100.00 CCC+   9,948,600
1,000 5.000%, 9/01/46 9/27 at 100.00 CCC+   946,080
1,015 Frederick County, Maryland, Special Tax Limited Obligation Bonds,
Jefferson Technology Park Project, Refunding Series 2020A, 5.000%,
7/01/43, 144A
7/30 at 102.00 N/R   990,315
725 Frederick County, Maryland, Tax Increment and Special Tax Limited
Obligation Bonds, Jefferson Technology Park Project, Refunding
Series 2020B, 4.625%, 7/01/43, 144A
7/30 at 102.00 N/R   704,903
Maryland Economic Development Corporation
Economic Development Revenue Bonds, Terminal
Project,  Series 2019A:
450 5.000%, 6/01/44, (AMT) 6/29 at 100.00 Baa2   464,296
900 5.000%, 6/01/49, (AMT) 6/29 at 100.00 Baa2   922,455
14,350 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42, (UB) (6)
2/25 at 100.00 A   14,540,281
Maryland Stadium Authority, Lease Revenue Bonds, Built
To Learn, Series 2022A:
6,595 4.000%, 6/01/47, (UB) (6) 6/32 at 100.00 AA   6,409,153
3,405 4.000%, 6/01/52, (UB) 6/32 at 100.00 AA   3,275,542
Total Maryland 38,201,625
Massachusetts - 2.6%
8,620 Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds,
Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32
7/26 at 85.54 AAA   6,228,812
1,000 Massachusetts Development Finance Agency Revenue Refunding
Bonds, NewBridge on the Charles, Inc. Issue, Series 2017, 5.000%,
10/01/57, 144A
4/23 at 105.00 BB+   931,810
3,920 Massachusetts Development Finance Agency, Health Care Facility
Revenue Bonds, Adventcare Project, Series 2007A, 0.000%, 10/15/37,
144A 2022 2022 (7)
5/23 at 100.00 N/R   392,032
Massachusetts Development Finance Agency, Revenue
Bonds, Boston Medical Center Issue, Series 2016E:
1,200 5.000%, 7/01/35 7/26 at 100.00 BBB   1,241,592
5,590 5.000%, 7/01/37 7/26 at 100.00 BBB   5,706,831
4,425 Massachusetts Development Finance Agency, Revenue Bonds, Boston
Medical Center, Green Series 2017F, 4.000%, 7/01/47
7/27 at 100.00 BBB   3,970,995

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue
Bonds, CareGroup Issue, Series 2018J-2:
$ 10,000 5.000%, 7/01/43 7/28 at 100.00 A   $ 10,462,500
5,000 5.000%, 7/01/48 7/28 at 100.00 A   5,152,450
1,750 5.000%, 7/01/53 7/28 at 100.00 A   1,799,192
10,410 Massachusetts Development Finance Agency, Revenue Bonds,
Emerson College, Series 2016A, 5.000%, 1/01/47
1/27 at 100.00 BBB+   10,474,022
1,500 Massachusetts Development Finance Agency, Revenue Bonds,
Emmanuel College, Series 2016A, 5.000%, 10/01/43
10/26 at 100.00 Baa2   1,512,270
Massachusetts Development Finance Agency, Revenue
Bonds, Northeastern University, Series 2022:
1,235 5.000%, 10/01/39 10/32 at 100.00 A1   1,422,720
9,350 5.000%, 10/01/41 10/32 at 100.00 A1   10,650,772
2,950 5.000%, 10/01/44 10/32 at 100.00 A1   3,323,971
355 Massachusetts Development Finance Agency, Revenue Bonds,
Southcoast Health System Obligated Group Issue, Series 2021G,
5.000%, 7/01/50
7/31 at 100.00 A-   363,953
4,785 Massachusetts Development Finance Agency, Revenue Bonds,
Wellforce Issue, Series 2019A, 5.000%, 7/01/39
1/29 at 100.00 BBB+   4,828,352
Massachusetts Development Finance Agency, Revenue
Bonds, Woods Hole Oceanographic Institution, Series
2018:
3,490 5.000%, 6/01/43 6/28 at 100.00 AA-   3,719,433
6,210 5.000%, 6/01/48 6/28 at 100.00 AA-   6,567,137
Massachusetts Port Authority, Revenue Bonds, Series
2021E:
1,680 5.000%, 7/01/46, (AMT) 7/31 at 100.00 AA   1,775,290
17,820 5.000%, 7/01/51, (AMT) 7/31 at 100.00 AA   18,696,922
3,010 Massachusetts State, General Obligation Bonds, Consolidated Loan,
Series 2016A, 5.000%, 3/01/46
3/24 at 100.00 Aa1   3,044,826
5,000 Massachusetts State, General Obligation Bonds, Consolidated Loan,
Series 2017F, 5.000%, 11/01/43
11/27 at 100.00 Aa1   5,342,450
5,000 Massachusetts State, General Obligation Bonds, Consolidated Loan,
Series 2022C, 5.250%, 10/01/47
10/32 at 100.00 Aa1   5,681,450
11,700 Massachusetts State, General Obligation Bonds, Series 2022E, 5.000%,
11/01/47
11/32 at 100.00 Aa1   13,070,421
Total Massachusetts 126,360,203
Michigan - 1.1%
Gerald R. Ford International Airport Authority, Kent
County, Michigan, Revenue Bonds, Limited Tax General
Obligation Series 2021:
3,900 5.000%, 1/01/46, (AMT) 1/32 at 100.00 AAA   4,132,362
1,065 5.000%, 1/01/51, (AMT) 1/32 at 100.00 AAA   1,120,039
12,480 Great Lakes Water Authority, Michigan, Water Supply System Revenue
Bonds, Series 2022B, 5.500%, 7/01/52
7/32 at 100.00 A+   13,723,383
2,485 Michigan Finance Authority, Distributable State Aid Revenue Bonds,
Charter County of Wayne Criminal Justice Center Project, Senior Lien
Series 2018, 5.000%, 11/01/43
11/28 at 100.00 Aa3   2,635,864
9,730 Michigan Finance Authority, Distributable State Aid Revenue Bonds,
Charter County of Wayne, Second Lien Refunding Series 2020,
4.000%, 11/01/50
11/30 at 100.00 AA   9,403,267
9,970 Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health
Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45
6/26 at 100.00 AA-   10,198,014

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
50
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
$ 76,205 Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds,
2007 Sold Tobacco Receipts, Series 2020B2-CL2, 0.000%, 6/01/65
12/30 at 18.38 N/R   $ 7,548,867
1,250 Michigan Public Educational Facilities Authority, Limited Obligation
Revenue Bonds,  Chandler Park Academy Project, Series 2008,
6.500%, 11/01/35
5/23 at 100.00 BBB-   1,251,025
5,000 Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue
Bonds, William Beaumont Hospital Obligated Group, Refunding
Series 2014D, 5.000%, 9/01/39, (Pre-refunded 3/01/24)
3/24 at 100.00 AA  (4) 5,109,200
Total Michigan 55,122,021
Minnesota - 1.2%
310 Baytown Township, Minnesota Charter School Lease Revenue Bonds,
Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%,
8/01/41
8/26 at 100.00 BB+   250,942
City of Ham Lake, Minnesota, Charter School Lease
Revenue Bonds, DaVinci Academy Project,Series 2016A:
150 5.000%, 7/01/36 7/24 at 102.00 N/R   146,721
270 5.000%, 7/01/47 7/24 at 102.00 N/R   243,670
4,050 City of Milaca, Minnesota Refunding Revenue Bonds, Grandview
Christian Home Project, Series 2016, 5.000%, 10/01/51
10/24 at 102.00 N/R   3,399,003
2,805 Dakota County Community Development Agency, Minnesota,
Senior Housing Revenue Bonds, Walker Highview Hills LLC Project,
Refunding Series 2016A, 5.000%, 8/01/46, 144A
5/23 at 100.00 N/R   2,559,899
Forest Lake, Minnesota Charter School Lease Revenue
Bonds, North Lakes Academy, Refunding Series 2021A:
3,295 5.000%, 7/01/41 7/31 at 100.00 N/R   3,024,678
11,160 5.000%, 7/01/56 7/31 at 100.00 N/R   9,545,371
2,575 Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus
Preparatory School Project, Series 2016A, 5.000%, 11/01/47
11/26 at 100.00 BB+   2,376,442
2,250 Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint
Catherine University, Refunding Series 2018A, 5.000%, 10/01/45
10/28 at 100.00 Baa1   2,315,542
4,739 Minnesota Housing Finance Agency, Homeownership Finance Bonds,
Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47
7/26 at 100.00 Aaa   4,486,885
12,548 Minnesota Housing Finance Agency, Homeownership Finance Bonds,
Mortgage-Backed Securities Program, Series 2017G, 2.650%,
10/01/47 2047 2047
1/27 at 100.00 Aaa   11,578,613
500 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Nova Classical Academy, Series 2016A,
4.125%, 9/01/47
9/24 at 102.00 BB+   400,785
1,000 Saint Paul Housing and Redevelopment Authority, Minnesota, Health
Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%,
11/15/47
11/27 at 100.00 BBB+   1,023,660
16,825 Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue
Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%,
10/01/37, (AMT), 144A
5/23 at 100.00 BBB   15,620,162
St. Paul Housing and Redevelopment Authority,
Minnesota, Hospital Revenue Bonds, HealthEast Inc.,
Series 2015A:
2,500 5.000%, 11/15/27, (Pre-refunded 11/15/25) 11/25 at 100.00 N/R  (4) 2,656,925
235 5.000%, 11/15/44, (Pre-refunded 11/15/25) 11/25 at 100.00 N/R  (4) 249,751
Total Minnesota 59,879,049

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Mississippi - 0.3%
$ 3,420 Mississippi Development Bank, Special Obligation Bonds, Gulfport
Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 - AGM
Insured, (ETM)
No Opt. Call AA  (4) $ 3,486,416
1,000 Mississippi State, Gaming Tax Revenue Bonds, Series 2015E, 5.000%,
10/15/35
10/25 at 100.00 A+   1,037,710
Mississippi State, Gaming Tax Revenue Bonds, Series
2019A:
3,255 5.000%, 10/15/31 10/28 at 100.00 A+   3,571,028
2,415 5.000%, 10/15/32 10/28 at 100.00 A+   2,645,681
1,030 5.000%, 10/15/33 10/28 at 100.00 A+   1,122,968
2,450 5.000%, 10/15/36 10/28 at 100.00 A+   2,625,273
1,000 University of Mississippi Educational Building Corporation, Revenue
Bonds, Facilities Refinancing Project, Refunding Series 2019A,
3.000%, 10/01/34
10/29 at 100.00 Aa2   977,860
Total Mississippi 15,466,936
Missouri - 2.4%
3,185 Bi-State Development Agency, Missouri, Bi-State MetroLink District, St
Clair County Metrolink Extension Project Bonds, Refunding Series
2006, 5.250%, 7/01/27 - AGM Insured
No Opt. Call AA   3,546,593
Cape Girardeau County Industrial Development
Authority, Missouri, Health Facilities Revenue Bonds,
Southeasthealth, Series 2021:
645 4.000%, 3/01/41 3/31 at 100.00 Ba1   559,447
530 4.000%, 3/01/46 3/31 at 100.00 Ba1   444,903
2,500 Jackson County Reorganized School District 4, Blue Springs, Missouri,
General Obligation Bonds, School Building Series 2018A, 6.000%,
3/01/38
3/29 at 100.00 AA+   2,978,525
5,000 Kansas City Industrial Development Authority, Missouri, Airport
Special Obligation Bonds, Kansas City International Airport Terminal
Modernization Project, Series 2019A, 5.000%, 3/01/44, (AMT)
3/29 at 100.00 A2   5,187,500
Kansas City Industrial Development Authority,
Missouri, Airport Special Obligation Bonds, Kansas City
International Airport Terminal Modernization Project,
Series 2019B:
18,000 5.000%, 3/01/46, (AMT) 3/29 at 100.00 A2   18,576,180
2,475 5.000%, 3/01/55 - AGM Insured, (AMT) 3/29 at 100.00 AA   2,547,245
15,000 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Series 1998B,
2.900%, 9/01/33
7/27 at 102.00 A   14,425,650
3,630 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, Mercy Health, Series 2014F, 4.000%, 11/15/45
11/24 at 100.00 A+   3,469,808
2,000 Missouri Health and Educational Facilities Authority, Revenue Bonds,
Children's Mercy Hospital, Series 2016, 4.000%, 5/15/39
5/26 at 100.00 AA-   2,005,960
5,228 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2016D, 3.400%, 11/01/46
11/25 at 100.00 AA+   5,198,641
2,046 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2017C, 3.300%, 12/01/47
2/27 at 100.00 AA+   2,024,934
2,250 Missouri Joint Municipal Electric Utility Commission, Power Project
Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%,
1/01/28
1/25 at 100.00 A   2,319,008

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
52
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 15,100 Missouri Joint Municipal Electric Utility Commission, Power Project
Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%,
1/01/35
1/26 at 100.00 A   $ 15,447,602
Saint Louis Municipal Finance Corporation, Missouri,
Leasehold Revenue Bonds, Convention Center,
Expansion & Improvement Projects Series 2020:
2,500 5.000%, 10/01/40 - AGM Insured 10/30 at 100.00 AA   2,704,725
8,025 5.000%, 10/01/45 - AGM Insured 10/30 at 100.00 AA   8,520,223
Saint Louis Municipal Finance Corporation, Missouri,
Leasehold Revenue Bonds, Convention Center, Series
2010A:
5,000 0.000%, 7/15/31 - AGC Insured No Opt. Call AA   3,806,350
7,000 0.000%, 7/15/32 - AGC Insured No Opt. Call AA   5,120,220
6,250 0.000%, 7/15/33 - AGC Insured No Opt. Call AA   4,379,063
7,000 0.000%, 7/15/34 - AGC Insured No Opt. Call AA   4,696,440
6,000 0.000%, 7/15/35 - AGC Insured No Opt. Call AA   3,822,060
2,000 0.000%, 7/15/36 - AGC Insured No Opt. Call AA   1,200,340
1,288 Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion
Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26
9/23 at 100.00 N/R   399,280
1,267 Saint Louis, Missouri, Tax Increment Financing Revenue Notes,
Marquette Building Redevelopment Project, Series 2008-A, 6.500%,
1/23/28
5/23 at 100.00 N/R   646,170
Total Missouri 114,026,867
Montana - 0.3%
1,910 Montana Facility Finance Authority, Healthcare Facility Revenue Bonds,
Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43
7/28 at 100.00 BBB   1,940,522
2,505 Montana Facility Finance Authority, Montana, Health Facilities Reveue
Bonds, Bozeman Deaconess Health Services Obligated Group, Series
2018, 5.000%, 6/01/48
6/28 at 100.00 A   2,547,860
9,130 Montana Facility Finance Authority, Revenue Bonds, Billings Clinic
Obligated Group, Series 2018A, 5.000%, 8/15/48
8/28 at 100.00 AA-   9,423,073
Total Montana 13,911,455
Nebraska - 0.7%
3,075 Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds,
Refunding Crossover Series 2017A, 5.000%, 9/01/30
No Opt. Call A   3,309,100
1,740 Douglas County Hospital Authority 2, Nebraska, Health Facilities
Revenue Bonds, Nebraska Methodist Health System, Refunding
Series 2015, 5.000%, 11/01/45
11/25 at 100.00 A   1,763,942
Omaha Public Power District, Nebraska, Separate Electric
System Revenue Bonds, Nebraska City 2, Refunding
Series 2016A:
18,465 5.000%, 2/01/46, (UB) (6) 2/26 at 100.00 A+   19,090,964
10,000 5.000%, 2/01/49, (UB) (6) 2/26 at 100.00 A+   10,322,700
Total Nebraska 34,486,706
Nevada - 1.1%
Carson City, Nevada, Hospital Revenue Bonds, Carson
Tahoe Regional Healthcare Project, Series 2017A:
265 5.000%, 9/01/29 9/27 at 100.00 A-   283,627
750 5.000%, 9/01/30 9/27 at 100.00 A-   800,610
730 5.000%, 9/01/32 9/27 at 100.00 A-   777,961
1,965 5.000%, 9/01/42 9/27 at 100.00 A-   2,014,911
1,150 5.000%, 9/01/47 9/27 at 100.00 A-   1,177,037

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Nevada (continued)
Clark County, Nevada, General Obligation Bonds,
Stadium Improvement, Limited Tax Additionally Secured
by Pledged Revenues, Series 2018A:
$ 7,160 5.000%, 6/01/43 6/28 at 100.00 AA+   $ 7,641,152
6,440 5.000%, 5/01/48 6/28 at 100.00 AA+   6,819,638
4,765 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra
Holdings LLC, Green Series 2019, 5.750%, 2/15/38, (AMT), 144A
8/29 at 100.00 N/R   3,771,926
2,515 Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro
College and Unversity System, Series 2014A, 5.500%, 1/01/34, (Pre-
refunded 7/01/24)
7/24 at 100.00 N/R  (4) 2,599,554
Henderson, Nevada, Limited Obligation Bonds, Local
Improvement District T-18 Inspirada, Refunding Series
2016:
1,120 4.000%, 9/01/25 No Opt. Call N/R   1,113,224
1,790 4.000%, 9/01/35 9/26 at 100.00 N/R   1,636,257
20,000 Las Vegas Valley Water District, Nevada, General Obligation Bonds,
Refunding Water Improvement Series 2016A, 5.000%, 6/01/46, (UB)
(6)
6/26 at 100.00 Aa1   20,932,200
Las Vegas, Nevada, Local Improvement Bonds, Special
Improvement District 607 Providence, Refunding Series
2013:
205 5.000%, 6/01/23 No Opt. Call N/R   205,371
200 4.250%, 6/01/24 6/23 at 103.00 N/R   200,848
1,595 Las Vegas, Nevada, Local Improvement Bonds, Special Improvement
District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31
12/25 at 100.00 N/R   1,610,870
145 Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement
District 1 Legends at Sparks Marina, Refunding Senior Series 2019A,
2.500%, 6/15/24, 144A
No Opt. Call Ba1   141,601
Total Nevada 51,726,787
New Hampshire - 0.0%
New Hampshire Health and Education Facilities
Authority, Revenue Bonds, Dartmouth-Hitchcock
Obligated Group, Series 2018A:
1,000 5.000%, 8/01/34 2/28 at 100.00 A   1,070,840
725 5.000%, 8/01/36 2/28 at 100.00 A   767,674
Total New Hampshire 1,838,514
New Jersey - 2.9%
4,510 Camden County Improvement Authority, New Jersey, Health Care
Redevelopment Revenue Bonds, Cooper Health System Obligated
Group Issue, Series 2013A, 5.750%, 2/15/42
5/23 at 100.00 A-   4,516,404
9,090 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Series 2016AAA, 5.500%, 6/15/29
12/26 at 100.00 A3   9,952,914
5,000 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Series 2019LLL, 5.000%, 6/15/49
12/29 at 100.00 A3   5,213,300
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Series 2019MMM:
1,155 5.000%, 6/15/34 12/29 at 100.00 A3   1,276,483
2,580 4.000%, 6/15/35 12/29 at 100.00 A3   2,647,828
New Jersey Economic Development Authority, Special
Facilities Revenue Bonds, Continental Airlines Inc., Series
1999:
275 5.125%, 9/15/23, (AMT) 5/23 at 101.00 BB-   275,049
1,650 5.250%, 9/15/29, (AMT) 5/23 at 101.00 BB-   1,653,102

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
54
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
2,255 New Jersey Economic Development Authority, Special Facilities
Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B,
5.625%, 11/15/30, (AMT)
3/24 at 101.00 BB-   2,273,063
New Jersey Health Care Facilities Authority, Revenue
Bonds, Atlanticare Health System Obligated Group
Issue, Series 2021:
1,250 3.000%, 7/01/38 - BAM Insured 7/31 at 100.00 AA   1,099,250
4,110 3.000%, 7/01/41 - BAM Insured 7/31 at 100.00 AA   3,466,127
1,000 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31
7/26 at 100.00 AA   1,069,910
10,930 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Saint Joseph's Healthcare System Obligated Group Issue, Refunding
Series 2016, 4.000%, 7/01/48
7/26 at 100.00 BBB-   8,957,900
1,460 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 -
AGM Insured
7/25 at 100.00 AA   1,479,068
19,775 New Jersey Transportation Trust Fund Authority, Transportation Program
Bonds, Series 2022CC, 5.000%, 6/15/48
12/32 at 100.00 A3   20,939,352
19,550 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2014AA, 5.000%, 6/15/38
6/24 at 100.00 A3   19,775,802
4,500 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2015AA, 5.250%, 6/15/41
6/25 at 100.00 A3   4,618,575
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2019BB:
5,500 5.000%, 6/15/44 12/28 at 100.00 A3   5,736,335
4,000 5.000%, 6/15/50 12/28 at 100.00 A3   4,144,520
3,175 New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%,
1/01/26 - AGM Insured
No Opt. Call AA   3,413,919
6,000 South Jersey Port Corporation, New Jersey, Marine Terminal Revenue
Bonds, Subordinate Series 2017A, 5.000%, 1/01/49
1/28 at 100.00 Baa1   6,139,260
South Jersey Transportation Authority, New Jersey,
Transportation System Revenue Bonds, Series 2020A:
1,160 5.000%, 11/01/41 - BAM Insured 11/30 at 100.00 AA   1,250,666
600 5.000%, 11/01/45 11/30 at 100.00 BBB+   621,510
1,250 South Jersey Transportation Authority, New Jersey, Transportation
System Revenue Bonds, Subordinate Series 2020A, 5.000%, 11/01/45
- BAM Insured
11/30 at 100.00 AA   1,336,263
26,165 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46
6/28 at 100.00 BBB-   26,274,631
Total New Jersey 138,131,231
New Mexico - 0.1%
3,915 Los Ranchos de Albuquerque, New Mexico, Educational Facilities
Revenue Bonds, Albuquerque Acadamy Project, Refunding Series
2020, 4.000%, 9/01/40
9/30 at 100.00 A-   3,847,545
990 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2021C, 2.350%, 7/01/51
7/30 at 100.00 Aaa   701,187
Total New Mexico 4,548,732
New York - 12.0%
2,710 Buffalo and Erie County Industrial Land Development Corporation,
New York, Revenue Bonds, Catholic Health System, Inc. Project, Series
2015, 5.250%, 7/01/35
7/25 at 100.00 B-   2,356,264

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
Buffalo and Erie County Industrial Land Development
Corporation, New York, Revenue Bonds, Charter School
for Applied Technologies, Series 2017A:
$ 500 4.500%, 6/01/27 6/24 at 103.00 BBB   $ 507,030
250 5.000%, 6/01/35 6/24 at 103.00 BBB   258,035
2,500 Build New York City Resource Corporation, New York, Revenue Bonds,
Manhattan College, Series 2017, 5.000%, 8/01/47
8/27 at 100.00 A-   2,572,600
Build NYC Resource Corporation, New York, Revenue
Bonds, Family Life Academy Charter School, Series
2020A-1:
1,790 5.250%, 6/01/40, 144A 12/30 at 100.00 N/R   1,516,148
4,800 5.500%, 6/01/55, 144A 12/30 at 100.00 N/R   3,797,520
Build NYC Resource Corporation, New York, Revenue
Bonds, Family Life Academy Charter School, Series
2020C-1:
1,300 5.000%, 6/01/40, 144A 12/30 at 100.00 N/R   1,068,431
3,035 5.000%, 6/01/55, 144A 12/30 at 100.00 N/R   2,211,483
8,145 Dormitory Authority of the State of New York, Revenue Bonds, Icahn
School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%,
7/01/45
7/25 at 100.00 A-   8,274,261
Dormitory Authority of the State of New York, Revenue
Bonds, Orange Regional Medical Center Obligated
Group, Series 2017:
100 5.000%, 12/01/34, 144A 6/27 at 100.00 BBB-   99,948
300 5.000%, 12/01/36, 144A 6/27 at 100.00 BBB-   297,663
4,450 Dormitory Authority of the State of New York, Revenue Bonds, State
University of New York Dormitory Facilities, Series 2018A, 5.000%,
7/01/43
7/28 at 100.00 Aa3   4,753,401
Dormitory Authority of the State of New York, Revenue
Bonds, Teachers College, Series 2017:
500 5.000%, 7/01/29 7/27 at 100.00 A+   549,355
175 5.000%, 7/01/32 7/27 at 100.00 A+   191,856
7,395 Dormitory Authority of the State of New York, State Sales Tax Revenue
Bonds, Series 2017A Group C, 5.000%, 3/15/41
3/27 at 100.00 AA+   7,847,500
6,605 Dormitory Authority of the State of New York, State Sales Tax Revenue
Bonds, Series 2018A, 5.000%, 3/15/38
3/28 at 100.00 AA+   7,158,499
4,000 Dormitory Authority of the State of New York, State Sales Tax Revenue
Bonds, Series 2018C, 5.000%, 3/15/36
3/28 at 100.00 AA+   4,386,600
Hempstead Town Local Development Corporation, New
York, Education Revenue Bonds, The Academy Charter
School Project, Refunding Series 2020B:
775 4.760%, 2/01/27 No Opt. Call N/R   751,510
1,255 5.570%, 2/01/41 2/30 at 100.00 N/R   1,217,651
1,365 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Series 2017A, 6.240%, 2/01/47
2/27 at 100.00 N/R   1,395,508
1,000 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Series 2020A, 5.530%, 2/01/40
2/30 at 100.00 N/R   970,100
Hempstead Town Local Development Corporation, New
York, Education Revenue Bonds, The Academy Charter
School Project, Series 2021A:
475 4.050%, 2/01/31 2/30 at 100.00 A2   414,276
885 4.450%, 2/01/41 2/30 at 100.00 A2   700,601
1,560 4.600%, 2/01/51 2/30 at 100.00 A2   1,161,576

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
56
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 6,500 Long Island Power Authority, New York, Electric System General
Revenue Bonds, Series 2017, 5.000%, 9/01/42
9/27 at 100.00 A   $ 6,955,390
19,995 Long Island Power Authority, New York, Electric System General
Revenue Bonds, Series 2022C, 4.420%, 9/01/28, (Mandatory Put
9/01/25) (SIFMA reference rate + 0.450% spread) (9)
3/25 at 100.00 A   20,066,582
4,375 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Green Climate Bond Certified Series 2019A-2,
5.000%, 11/15/45
11/28 at 100.00 A3   4,511,325
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2020C-1:
10,000 4.750%, 11/15/45 5/30 at 100.00 A3   10,153,900
9,015 5.000%, 11/15/50, (UB) (6) 5/30 at 100.00 A3   9,297,440
11,000 5.250%, 11/15/55, (UB) (6) 5/30 at 100.00 A3   11,537,900
4,000 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2014B, 5.250%, 11/15/32
5/24 at 100.00 A3   4,061,160
17,750 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2015A-2, 5.000%, 11/15/45, (Mandatory Put
5/15/30), (UB) (6)
No Opt. Call A3   19,384,420
15,290 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2015C-1, 5.000%, 11/15/35, (UB) (6)
11/25 at 100.00 A3   15,739,220
Monroe County Industrial Development Corporation,
New York, Revenue Bonds,  University of Rochester
Project, Series 2017A:
1,400 5.000%, 7/01/34 7/27 at 100.00 AA-   1,530,844
1,000 5.000%, 7/01/36 7/27 at 100.00 AA-   1,082,520
1,000 5.000%, 7/01/37 7/27 at 100.00 AA-   1,077,810
Monroe County Industrial Development Corporation,
New York, Revenue Bonds, Saint Ann's Community
Project, Series 2019:
915 4.000%, 1/01/30 1/26 at 103.00 N/R   818,897
1,215 5.000%, 1/01/40 1/26 at 103.00 N/R   1,018,559
Nassau County Local Economic Assistance Corporation,
New York, Revenue Bonds, Catholic Health Services of
Long Island Obligated Group Project, Series 2014:
235 5.000%, 7/01/23 No Opt. Call A-   235,977
300 5.000%, 7/01/24 No Opt. Call A-   306,456
210 5.000%, 7/01/26 7/24 at 100.00 A-   215,137
New York City Industrial Development Agency, New
York, Civic Facility Revenue Bonds, Bronx Parking
Development Company, LLC Project, Series 2007:
3,000 2.300%, 10/01/37 (7) 5/23 at 100.00 N/R   2,400,000
1,000 2.350%, 10/01/46 (7) 5/23 at 100.00 N/R   800,000
1,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal
2017 Series DD, 5.000%, 6/15/47
12/26 at 100.00 AA+   1,056,730
21,375 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal
2023 Series AA-1, 5.250%, 6/15/52
12/32 at 100.00 AA+   23,982,750
10,085 New York City Transitional Finance Authority, New York, Building Aid
Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43
1/26 at 100.00 AA   10,482,046
New York City Transitional Finance Authority, New York,
Future Tax Secured Bonds, Subordinate Fiscal 2019
Series A-1:
12,000 5.000%, 8/01/40 8/28 at 100.00 AAA   12,899,160

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 7,220 5.000%, 8/01/42 8/28 at 100.00 AAA   $ 7,752,764
New York City Transitional Finance Authority, New York,
Future Tax Secured Bonds, Subordinate Fiscal 2023
Series A-1:
7,755 5.250%, 8/01/42 8/32 at 100.00 AAA   8,800,374
5,000 5.000%, 8/01/43 8/32 at 100.00 AAA   5,549,500
2,350 5.000%, 8/01/44 8/32 at 100.00 AAA   2,597,878
13,000 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal Series 2023F-1, 5.000%, 2/01/45
2/33 at 100.00 AAA   14,384,110
1,000 New York City Trust for Cultural Resources, New York, Revenue Bonds,
Lincoln Center for the Performing Arts, Series 2020A, 4.000%,
12/01/34
12/30 at 100.00 A   1,048,680
2,235 New York City, New York, General Obligation Bonds, Fiscal 2018 Series
F-1, 5.000%, 4/01/43
4/28 at 100.00 AA   2,380,834
7,540 New York City, New York, General Obligation Bonds, Fiscal 2021 Series
C, 5.000%, 8/01/43
8/30 at 100.00 AA   8,213,322
3,350 New York City, New York, General Obligation Bonds, Fiscal 2021 Series
F-1, 3.000%, 3/01/35 - BAM Insured
3/31 at 100.00 AA   3,242,197
6,700 New York City, New York, General Obligation Bonds, Fiscal 2022 Series
D-1, 5.250%, 5/01/42
5/32 at 100.00 AA   7,571,670
3,100 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 4 World Trade Center Project, Refunding Green Series 2021A,
3.000%, 11/15/51
11/31 at 100.00 A+   2,207,107
1,010 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-
CL2, 3.500%, 9/15/52
3/30 at 100.00 A2   798,567
28,355 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, Secured by Port Authority Consolidated Bonds, Refunding
Series 1WTC-2021, 2.750%, 2/15/44 - BAM Insured
2/30 at 100.00 AA   21,239,596
New York State Environmental Facilities Corporation,
State Clean Water and Drinking Water Revolving
Funds Revenue Bonds, New York City Municipal Water
Finance Authority Projects-Second Resolution Bonds,
Subordinated SRF Series 2017A:
24,465 5.000%, 6/15/42 6/27 at 100.00 AAA   26,280,792
15,000 5.000%, 6/15/46 6/27 at 100.00 AAA   15,979,950
7,820 New York State Environmental Facilities Corporation, State Clean Water
and Drinking Water Revolving Funds Revenue Bonds, New York City
Municipal Water Finance Authority Projects-Second Resolution Bonds,
Subordinated SRF Series 2018B, 5.000%, 6/15/48
6/28 at 100.00 AAA   8,341,203
New York State Thruway Authority, State Personal Income
Tax Revenue Bonds, Bidding Group 1 Series 2022A:
12,385 5.000%, 3/15/41 9/32 at 100.00 AA+   13,918,883
29,205 5.000%, 3/15/42 9/32 at 100.00 AA+   32,629,286
27,780 5.000%, 3/15/48 9/32 at 100.00 AA+   30,516,052
9,500 New York State Thruway Authority, State Personal Income Tax Revenue
Bonds, Bidding Group 5 Transportation Series 2021A-1, 3.000%,
3/15/50
3/31 at 100.00 AA+   7,354,425
15,000 New York State Thruway Authority, State Personal Income Tax Revenue
Bonds, Climate Certified Green Series 2022C, 5.000%, 3/15/53
9/32 at 100.00 AA+   16,364,700
3,485 New York State Urban Development Corporation, State Personal
Income Tax Revenue Bonds, General Purpose, Series 2020C, 5.000%,
3/15/47
9/30 at 100.00 Aa1   3,752,509

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
58
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 8,895 New York State Urban Development Corporation, State Personal
Income Tax Revenue Bonds, General Purpose, Series 2022A, 5.000%,
3/15/45
9/32 at 100.00 Aa1   $ 9,752,389
6,855 New York State Urban Development Corporation, State Sales Tax
Revenue Bonds, Series 2021A, 3.000%, 3/15/50
9/31 at 100.00 AA+   5,367,945
1,375 New York Transportation Development Corporation, New York, Facility
Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%,
10/31/41, (AMT)
10/31 at 100.00 BBB-   1,246,685
New York Transportation Development Corporation,
New York, Special Facilities Bonds, LaGuardia Airport
Terminal B Redevelopment Project, Series 2016A:
8,120 4.000%, 7/01/36 - AGM Insured, (AMT) 7/24 at 100.00 AA   8,097,751
9,710 5.000%, 7/01/46, (AMT) 7/24 at 100.00 Baa2   9,730,197
8,045 5.250%, 1/01/50, (AMT) 7/24 at 100.00 Baa2   8,068,491
New York Transportation Development Corporation,
New York, Special Facility Revenue Bonds, American
Airlines, Inc. John F Kennedy International Airport
Project, Series 2020:
3,515 5.250%, 8/01/31, (AMT) 8/30 at 100.00 B   3,628,991
6,425 5.375%, 8/01/36, (AMT) 8/30 at 100.00 B   6,581,899
New York Transportation Development Corporation,
New York, Special Facility Revenue Bonds, Terminal 4
John F Kennedy International Airport Project, Series
2020A:
380 4.000%, 12/01/39, (AMT) 12/30 at 100.00 Baa1   359,328
360 4.000%, 12/01/40, (AMT) 12/30 at 100.00 Baa1   336,269
1,100 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International
Airport Project, Series 2020C, 4.000%, 12/01/41
12/30 at 100.00 Baa1   1,063,084
10,000 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals
C&D Redevelopment Project, Series 2018, 5.000%, 1/01/32, (AMT)
1/28 at 100.00 Baa3   10,375,100
12,190 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals
C&D Redevelopment Project, Series 2020, 5.000%, 10/01/35, (AMT)
10/30 at 100.00 Baa3   12,587,516
1,360 Triborough Bridge and Tunnel Authority, New York, General Purpose
Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%,
11/15/42
5/27 at 100.00 AA-   1,454,180
6,680 Triborough Bridge and Tunnel Authority, New York, General Revenue
Bonds, MTA Bridges & Tunnels, Series 2020A, 5.000%, 11/15/49
11/30 at 100.00 AA-   7,173,452
4,000 Triborough Bridge and Tunnel Authority, New York, General Revenue
Bonds, MTA Bridges & Tunnels, Series 2021A, 5.000%, 11/15/51
5/31 at 100.00 AA-   4,302,200
Triborough Bridge and Tunnel Authority, New York,
Payroll Mobility Tax Bonds, MTA Bridges and Tunnels,
Refunding Senior Lien Green Climate Bond Certified
Series 2023A:
3,375 4.000%, 11/15/35 5/33 at 100.00 AA+   3,639,128
2,810 4.000%, 11/15/37 5/33 at 100.00 AA+   2,912,115
13,000 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Senior Lien Bonds, Series 2022C, 5.250%, 5/15/52
5/32 at 100.00 AA+   14,506,050
6,405 TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006,
5.000%, 6/01/48
6/27 at 100.00 N/R   5,889,269

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 3,135 Westchester County Local Development Corporation, New York,
Revenue Bonds, Westchester Medical Center Obligated Group
Project, Refunding Series 2016, 5.000%, 11/01/46
11/25 at 100.00 BBB-   $ 3,017,908
Total New York 575,086,385
North Carolina - 0.3%
7,000 North Carolina Medial Care Commission, Health Care Facilities Revenue
Bonds, Rex Healthcare, Series 2020A, 3.000%, 7/01/45
1/30 at 100.00 AA-   5,611,410
North Carolina Medical Care Commission,  Retirement
Facilities First Mortgage Revenue Bonds, Southminster
Project, Refunding Series 2016:
335 5.000%, 10/01/31 10/24 at 102.00 N/R   327,302
890 5.000%, 10/01/37 10/24 at 102.00 N/R   831,598
1,000 North Carolina Medical Care Commission, Retirement Facilities First
Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2021,
4.000%, 9/01/46
9/28 at 103.00 BBB-   803,810
North Carolina Turnpike Authority, Monroe Expressway
Toll  Revenue Bonds, Series 2017A:
1,930 5.000%, 7/01/47 7/26 at 100.00 BBB   1,951,346
1,005 5.000%, 7/01/51 7/26 at 100.00 BBB   1,014,668
4,310 5.000%, 7/01/54 7/26 at 100.00 BBB   4,347,842
Total North Carolina 14,887,976
North Dakota - 0.5%
Grand Forks, North Dakota, Health Care System Revenue
Bonds, Altru Health System Obligated Group, Series
2021:
5,000 3.000%, 12/01/46 - AGM Insured 12/31 at 100.00 AA   3,887,050
8,645 4.000%, 12/01/46 12/31 at 100.00 Baa2   7,212,351
6,700 3.000%, 12/01/51 - AGM Insured 12/31 at 100.00 AA   4,997,061
12,350 4.000%, 12/01/51 12/31 at 100.00 Baa2   9,959,287
Total North Dakota 26,055,749
Ohio - 1.0%
15,000 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57
6/30 at 22.36 N/R   1,796,550
5,500 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Series 2020B-2 Class 2, 5.000%, 6/01/55
6/30 at 100.00 N/R   4,987,345
3,770 Butler County, Ohio,  Hospital Facilities Revenue Bonds, UC Health,
Series 2016, 5.000%, 11/15/45
11/26 at 100.00 BBB+   3,821,121
250 Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering
Health Network Obligated Group Project, Refunding & Improvement
Series 2021, 4.000%, 8/01/41
2/31 at 100.00 A+   244,825
3,700 Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation
Project, Series 2009A, 5.700%, 8/01/23
No Opt. Call N/R   4,625
7,500 Ohio Air Quality Development Authority, Ohio, Exempt Facilities
Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%,
7/01/49, (AMT), 144A
7/29 at 100.00 B-   6,779,475
6,205 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)
No Opt. Call BBB-   5,647,419

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
60
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 2,500 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series
2006A, 3.750%, 12/01/23 (7)
No Opt. Call N/R   $ 3,125
1,000 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2007B,
2.500%, 11/01/42, (AMT), (Mandatory Put 10/01/29)
No Opt. Call BBB+   887,660
1,075 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt
Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, (AMT), 144A
1/28 at 100.00 N/R   1,013,940
Ohio State, Hospital Revenue Bonds, University Hospitals
Health System, Inc., Fixed Interest Rate Series 2020A:
1,945 3.000%, 1/15/45 1/30 at 100.00 A   1,500,995
7,235 5.000%, 1/15/50 1/30 at 100.00 A   7,483,450
3,495 Ohio State, Hospital Revenue Bonds, University Hospitals Health
System, Inc., Refunding Series 2016A, 5.000%, 1/15/46
1/26 at 100.00 A   3,569,409
3,750 Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC -
Borrower, Portsmouth Bypass Project, Series 2015, 5.000%, 12/31/39
- AGM Insured, (AMT)
6/25 at 100.00 AA   3,804,675
1,500 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2005B, 4.000%, 1/01/34 (7)
No Opt. Call N/R   1,875
700 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008B, 3.625%, 10/01/33
No Opt. Call N/R   875
7,625 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008C, 3.950%, 11/01/32 (7)
No Opt. Call N/R   9,531
8,585 Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation
Project, Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
No Opt. Call BBB-   8,323,072
Total Ohio 49,879,967
Oklahoma - 0.6%
Norman Regional Hospital Authority, Oklahoma,
Hospital Revenue Bonds, Series 2019:
1,500 4.000%, 9/01/45 9/29 at 100.00 BBB+   1,274,475
1,000 5.000%, 9/01/45 9/29 at 100.00 A-   1,000,650
1,470 Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Junior Lien
Thirty-Third Series 2018, 5.000%, 7/01/47, (AMT)
7/28 at 100.00 A+   1,515,908
8,550 Oklahoma County, Oklahoma, Finance Authority, Educational Facilities
Lease Revenue Bonds, Choctaw-Nicoma Park Public Schools Project,
Series 2023, 5.000%, 9/01/41
9/32 at 100.00 A   9,233,915
14,195 Oklahoma Development Finance Authority, Health System Revenue
Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/57
8/28 at 100.00 BB-   13,598,952
811 Oklahoma Development Finance Authority, Revenue Bonds, Provident
Oklahoma Education Resources Inc.- Cross Village Student Housing
Project, Series 2017, 0.000%, 8/01/52 2017 A (7)
8/27 at 100.00 N/R   811
Total Oklahoma 26,624,711
Oregon - 0.6%
8,500 Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue
Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%,
1/01/48
1/26 at 100.00 A   8,642,545

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oregon (continued)
Multnomah County Hospital Facilities Authority, Oregon,
Revenue Bonds, Mirabella South Waterfront, Refunding
Series 2014A:
$ 1,855 5.400%, 10/01/44 10/24 at 100.00 N/R   $ 1,651,859
1,600 5.500%, 10/01/49 10/24 at 100.00 N/R   1,415,536
1,000 Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services
Project, Refunding Series 2020A, 5.000%, 10/01/40
10/30 at 100.00 BBB+   1,033,640
175 Oregon Housing and Community Services Department, Multifamily
Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42,
(AMT)
4/23 at 100.00 Aaa   177,228
2,680 Port of Portland, Oregon, International Airport Revenue Bonds, Green
Series 2023-29, 5.500%, 7/01/48, (AMT)
7/33 at 100.00 AA-   2,964,589
12,450 Port of Portland, Oregon, International Airport Revenue Bonds, Series
2020-27A, 5.000%, 7/01/45, (AMT)
7/30 at 100.00 AA-   13,075,861
Total Oregon 28,961,258
Pennsylvania - 4.3%
315 Allegheny Country Industrial Development Authority, Pennsylvania,
Environmental Improvement Revenue Bonds, United States Steel
Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)
5/23 at 100.00 BB   315,243
2,155 Allegheny County Hospital Development Authority, Pennsylvania,
Revenue Bonds, University of Pittsburgh Medical Center, Series
2019A, 4.000%, 7/15/37
7/29 at 100.00 A   2,149,548
1,070 Allegheny County Industrial Development Authority, Pennsylvania,
Environmental Improvement Revenue Bonds, United States Steel
Corp., Refunding Series 2019, 4.875%, 11/01/24
No Opt. Call BB   1,071,798
Allentown Neighborhood Improvement Zone
Development Authority, Pennsylvania, Tax Revenue
Bonds, City Center Project, Series 2018:
125 5.000%, 5/01/23, 144A No Opt. Call Ba3   125,062
300 5.000%, 5/01/42, 144A 5/28 at 100.00 Ba3   293,193
1,580 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate
Lien, Series 2018, 5.375%, 5/01/42, 144A
5/28 at 100.00 N/R   1,581,659
Beaver County Industrial Development Authority,
Pennsylvania, Pollution Control Revenue Bonds,
FirstEnergy Generation Project, Refunding Series 2006A:
10,665 4.375%, 1/01/35, (Mandatory Put 7/01/33) No Opt. Call BBB-   10,658,707
455 3.500%, 4/01/41 (7) No Opt. Call N/R   569
3,750 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Refunding Series 2005A, 4.000%, 1/01/35 (7)
No Opt. Call N/R   4,687
2,000 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Series 2006B, 3.500%, 12/01/35 (7)
No Opt. Call N/R   2,500
2,270 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Refunding Bonds, FirstEnergy Generation
Project, Series 2008B, 3.750%, 10/01/47
4/31 at 100.00 BBB-   1,686,360
8,775 Bucks County Industrial Development Authority, Pennsylvania, Hospital
Revenue Bonds, Saint Luke's University Health Network Project, Series
2021, 3.000%, 8/15/53 - AGM Insured
8/30 at 100.00 AA   6,419,527
Central Bradford Progress Authority, Pennsylvania,
Revenue Bonds, Guthrie Health, Series 2021B:
4,860 3.000%, 12/01/44 - BAM Insured 12/31 at 100.00 AA   3,944,862
6,300 4.000%, 12/01/51 - BAM Insured 12/31 at 100.00 AA   6,005,979

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
62
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
Cumberland County Municipal Authority, Pennsylvania,
Revenue Bonds, Diakon Lutheran Social Ministries
Project, Series 2015:
$ 625 5.000%, 1/01/38, (Pre-refunded 1/01/25) 1/25 at 100.00 N/R  (4) $ 650,650
150 5.000%, 1/01/38, (Pre-refunded 1/01/25) 1/25 at 100.00 N/R  (4) 156,156
770 5.000%, 1/01/38 1/25 at 100.00 BBB+   773,249
Montgomery County Higher Education and Health
Authority, Pennsylvania, Revenue Bonds, Thomas
Jefferson University, Series 2018A:
4,000 4.000%, 9/01/36 9/28 at 100.00 A   4,004,200
7,630 5.000%, 9/01/43 9/28 at 100.00 A   7,843,716
1,000 Montgomery County Higher Education and Health Authority,
Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series
2019, 4.000%, 9/01/37
9/29 at 100.00 A   995,350
6,665 Montgomery County Industrial Development Authority, Pennsylvania,
Facilities Revenue Bonds, Constellation Energy Generation LLC
Project, Refunding Series 2023A, 4.100%, 10/01/53, (Mandatory Put
4/03/28) (WI/DD, Settling 4/3/23)
No Opt. Call BBB   6,770,374
Montgomery County Industrial Development Authority,
Pennsylvania, Health System Revenue Bonds, Albert
Einstein Healthcare Network Issue, Series 2015A:
1,860 5.250%, 1/15/45, (Pre-refunded 1/15/25) 1/25 at 100.00 N/R  (4) 1,942,733
1,310 5.250%, 1/15/46, (Pre-refunded 1/15/25) 1/25 at 100.00 N/R  (4) 1,368,269
2,410 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-1, 10.000%, 12/01/40, 144A
6/30 at 100.00 N/R   2,163,433
2,410 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
6/30 at 100.00 N/R   2,163,433
1,650 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, National Gypsum Company, Refunding
Series 2014, 5.500%, 11/01/44, (AMT)
11/24 at 100.00 N/R   1,656,815
2,500 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project,
Series 2009A, 6.400%, 12/01/38 (7)
9/25 at 100.00 N/R   1,100,000
3,750 Pennsylvania Economic Development Financing Authority, Private
Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement
Project, Series 2015, 5.000%, 6/30/42, (AMT)
6/26 at 100.00 BBB   3,757,538
3,865 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
LaSalle University, Series 2012, 5.000%, 5/01/37
5/23 at 100.00 BB+   3,351,457
Pennsylvania Higher Educational Facilities Authority,
Revenue Bonds, University of Pennsylvania Health
System, Series 2019:
1,000 4.000%, 8/15/34 8/29 at 100.00 AA   1,042,210
1,000 4.000%, 8/15/35 8/29 at 100.00 AA   1,031,860
1,500 4.000%, 8/15/36 8/29 at 100.00 AA   1,531,905
3,345 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
2014C, 5.000%, 12/01/39
12/24 at 100.00 AA-   3,413,807
7,405 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
2015A-1, 5.000%, 12/01/45
6/25 at 100.00 AA-   7,559,765
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Series 2022B:
140 5.250%, 12/01/41 12/32 at 100.00 AA-   157,454
1,490 5.250%, 12/01/42 12/32 at 100.00 AA-   1,663,302
2,320 5.250%, 12/01/44 12/32 at 100.00 AA-   2,582,902

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 6,260 5.250%, 12/01/47 12/32 at 100.00 AA-   $ 6,957,677
16,650 5.250%, 12/01/52 12/32 at 100.00 AA-   18,376,106
15,000 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
Subordinate Series 2009C, 6.250%, 6/01/33 - AGM Insured
6/26 at 100.00 AA   16,618,800
25,430 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
Subordinate Series 2017B-1, 5.000%, 6/01/42
6/27 at 100.00 A   26,582,996
1,500 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
Subordinate Series 2021A, 3.000%, 12/01/42
12/30 at 100.00 A+   1,197,720
Philadelphia Authority for Industrial Development,
Pennsylvania, City Service  Agreement Revenue Bonds,
Series 2018:
2,500 5.000%, 5/01/36 5/28 at 100.00 A   2,700,025
2,250 5.000%, 5/01/37 5/28 at 100.00 A   2,413,485
1,000 Philadelphia Authority for Industrial Development, Pennsylvania,
Revenue Bonds, La Salle University, Series 2017, 4.000%, 5/01/42
11/27 at 100.00 BB+   698,200
2,230 Philadelphia Authority for Industrial Development, Pennsylvania,
Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A,
5.375%, 6/15/50, 144A
12/27 at 100.00 N/R   1,940,858
Philadelphia Hospitals and Higher Education Facilities
Authority, Pennsylvania, Hospital Revenue Bonds,
Temple University Health System Obligated Group,
Series of 2017:
5,450 5.000%, 7/01/30 7/27 at 100.00 BBB   5,712,581
3,415 5.000%, 7/01/31 7/27 at 100.00 BBB   3,572,500
1,930 5.000%, 7/01/32 7/27 at 100.00 BBB   2,015,460
5,400 5.000%, 7/01/34 7/27 at 100.00 BBB   5,603,202
Philadelphia School District, Pennsylvania, General
Obligation Bonds, Series 2021A:
6,665 4.000%, 9/01/39 - BAM Insured 9/31 at 100.00 AA   6,815,962
4,665 4.000%, 9/01/40 - BAM Insured 9/31 at 100.00 AA   4,727,231
6,665 4.000%, 9/01/41 - BAM Insured 9/31 at 100.00 AA   6,703,324
3,315 Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series
2017B, 5.000%, 7/01/33, (AMT)
7/27 at 100.00 A2   3,490,794
Total Pennsylvania 208,067,193
Puerto Rico - 1.8%
18,075 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2020A, 5.000%, 7/01/35, 144A
7/30 at 100.00 N/R   17,910,337
2,000 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2021B, 4.000%, 7/01/42, 144A
7/31 at 100.00 N/R   1,699,380
2,570 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior
Lien Series 2008A, 6.125%, 7/01/24
No Opt. Call CCC   2,604,798
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
7,164 4.550%, 7/01/40 7/28 at 100.00 N/R   6,717,468
133,500 0.000%, 7/01/51 7/28 at 30.01 N/R   25,981,770
15,339 5.000%, 7/01/58 7/28 at 100.00 N/R   14,482,623
1,000 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40
7/28 at 100.00 N/R   937,670
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Taxable Restructured Cofina Project
Series 2019A-2:
9,500 4.329%, 7/01/40 7/28 at 100.00 N/R   8,669,130
2,000 4.329%, 7/01/40 7/28 at 100.00 N/R   1,825,080

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
64
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
$ 5,000 Puerto Rico, General Obligation Bonds, Restructured Series 2022A-1,
4.000%, 7/01/37
7/31 at 103.00 N/R   $ 4,243,600
Total Puerto Rico 85,071,856
South Carolina - 0.7%
3,330 Columbia, South Carolina, Stormwater System Revenue Bonds, City
Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48
2/28 at 100.00 AA+   3,522,241
2,500 South Carolina Jobs-Economic Development Authority, Hospital
Revenue Bonds, McLeod Health Projects, Refunding & Improvement
Series 2018, 5.000%, 11/01/43
5/28 at 100.00 AA   2,604,225
3,000 South Carolina Jobs-Economic Development Authority, Hospital
Revenue Bonds, Prisma Health Obligated Group, Series 2018A,
5.000%, 5/01/48
5/28 at 100.00 A   3,090,330
5,700 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Refunding & Improvement Series 2015A, 5.000%,
12/01/50
6/25 at 100.00 A-   5,727,645
South Carolina State Ports Authority, Revenue Bonds,
Series 2018:
4,860 5.000%, 7/01/31, (AMT) 7/28 at 100.00 A+   5,273,829
3,760 5.000%, 7/01/32, (AMT) 7/28 at 100.00 A+   4,075,238
10,110 Spartanburg County School District 4, South Carolina, General
Obligation Bonds, Series 2022A, 5.000%, 3/01/47
3/32 at 100.00 Aa1   11,030,212
Total South Carolina 35,323,720
South Dakota - 0.0%
910 South Dakota Health and Educational Facilities Authority, Revenue
Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45
11/25 at 100.00 AA-   923,186
Total South Dakota 923,186
Tennessee - 3.5%
1,000 Blount County Health and Educational Facilites Board, Tennessee,
Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%,
1/01/37 (7)
1/25 at 102.00 N/R   600,000
2,920 Blount County, Tennessee, General Obligation Bonds, Refunding Series
2016B, 5.000%, 6/01/33
6/26 at 100.00 AA+   3,123,466
2,500 Bristol Industrial Development Board, Tennessee, Tax Increment
Revenue Bonds, Pinnacle Project, Series 2016, 5.625%, 6/01/35
6/26 at 100.00 N/R   2,261,125
Chattanooga Health, Educational and Housing Facility
Board, Tennessee, Revenue Bonds, CommonSpirit
Health, Series 2019A-2:
100 5.000%, 8/01/31 8/29 at 100.00 A-   109,854
100 5.000%, 8/01/32 8/29 at 100.00 A-   109,512
105 5.000%, 8/01/33 8/29 at 100.00 A-   114,527
100 5.000%, 8/01/35 8/29 at 100.00 A-   107,488
100 5.000%, 8/01/37 8/29 at 100.00 A-   105,670
835 5.000%, 8/01/44 8/29 at 100.00 A-   859,824
Chattanooga, Tennessee, Electric System Enterprise
Revenue Bonds, Refunding, Series 2015A:
500 5.000%, 9/01/31 9/25 at 100.00 AA+   527,535
1,750 5.000%, 9/01/32 9/25 at 100.00 AA+   1,845,182
Chattanooga-Hamilton County Hospital Authority,
Tennessee, Hospital Revenue Bonds, Erlanger Health
System, Refunding Series 2014A:
500 5.000%, 10/01/34 10/24 at 100.00 BBB+   509,895
1,575 5.000%, 10/01/44 10/24 at 100.00 BBB+   1,580,717

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee (continued)
$ 665 Clarksville, Tennessee, Electric System Revenue Bonds, Refunding
Series 2015, 5.000%, 9/01/27
9/24 at 100.00 Aa2   $ 687,344
510 DeKalb Utility District, DeKalb County, Tennessee, Waterworks Revenue
Bonds, Refunding Series 2017, 3.500%, 4/01/42
4/26 at 100.00 A   463,065
10,040 Dickson, Tennessee, Electric System Revenue Bonds, Series 2022,
5.250%, 7/01/47
7/32 at 100.00 Aa3   11,368,894
9,840 Franklin Special School District, Williamson County, Tennessee, General
Obligation Bonds, Limited Tax School Improvement Series 2022,
5.000%, 6/01/47
6/32 at 100.00 Aa1   10,966,090
Franklin Special School District, Williamson County,
Tennessee, General Obligation Bonds, School
Improvement Series 2019:
1,000 5.000%, 6/01/37 6/29 at 100.00 Aa1   1,112,030
1,000 5.000%, 6/01/38 6/29 at 100.00 Aa1   1,108,300
Greeneville Health and Educational Facilities Board,
Tennessee, Hospital Revenue Bonds, Ballad Health,
Series 2018A:
9,500 5.000%, 7/01/31 7/23 at 100.00 A   9,529,830
8,620 5.000%, 7/01/33 7/23 at 100.00 A   8,645,343
4,200 5.000%, 7/01/36 7/28 at 100.00 A   4,468,758
Hallsdale-Powell Utility District, Knox County, Tennessee,
Water and Sewer Revenue Bonds, Refunding Series
2018:
1,000 4.000%, 4/01/35 4/26 at 100.00 AA   1,020,480
1,415 4.000%, 4/01/38 4/26 at 100.00 AA   1,423,462
4,785 Harpeth Valley Utilities District, Davidson and Williamson Counties,
Tennessee, Utilities Revenue Bonds, Refunding Series 2016, 5.000%,
9/01/42
9/25 at 100.00 AA+   4,951,518
6,000 Harpeth Valley Utilities District, Davidson and Williamson Counties,
Tennessee, Utilities Revenue Bonds, Series 2014, 5.000%, 9/01/44
9/24 at 100.00 AA+   6,105,480
5,030 Hendersonville Industrial Development Board, Tennessee, Multifamily
Housing Revenue Bonds, Hickory Pointe Poject, Series 2010, 4.875%,
12/01/25
No Opt. Call AA+   5,294,477
670 Jackson Energy Authority, Tennessee, Gas System Revenue Bonds,
Refunding & Improvement Series 2015, 5.000%, 6/01/28
6/25 at 100.00 Aa2   704,351
Jackson Energy Authority, Tennessee, Water System
Revenue Bonds, Series 2012:
270 5.000%, 12/01/24 No Opt. Call Aa3   280,706
140 5.000%, 12/01/25 No Opt. Call Aa3   149,093
175 5.000%, 12/01/26 No Opt. Call Aa3   190,993
110 Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County
General Hospital Project, Refunding 2015, 5.000%, 4/01/36, (Pre-
refunded 4/01/25)
4/25 at 100.00 A-  (4) 114,990
Jackson, Tennessee, Hospital Revenue Bonds, Jackson-
Madison County General Hospital Project, Series 2018A:
2,740 5.000%, 4/01/41 10/28 at 100.00 A2   2,838,037
145 5.000%, 4/01/41, (Pre-refunded 10/01/28) 10/28 at 100.00 A-  (4) 164,057
1,000 Johnson City Energy Authority, Tennessee, Electric System Revenue
Bonds, Series 2017, 5.000%, 5/01/29
5/27 at 100.00 Aa2   1,100,900
Johnson City Health and Educational Facilities
Board, Tennessee, Hospital Revenue Refunding and
Improvement Bonds, Johnson City Medical Center,
Series 1998C:
2,735 5.125%, 7/01/25 - NPFG Insured, (ETM) 5/23 at 100.00 Baa2  (4) 2,955,933
9,570 5.250%, 7/01/28 - NPFG Insured, (ETM) 5/23 at 100.00 AAA  (4) 9,990,602

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
66
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee (continued)
$ 1,060 Kingsport Industrial Development Board, Tennessee, Multifamily
Housing Revenue Bonds, Model City Apartments Project, Series 2009,
5.000%, 7/20/29
4/23 at 100.00 N/R   $ 1,060,382
Knox County Health, Educational and Housing Facilities
Board, Tennessee, Revenue Bonds, University Health
System, Inc., Series 2017:
2,000 4.000%, 4/01/36 4/27 at 100.00 BBB   1,971,120
310 5.000%, 4/01/36 4/27 at 100.00 BBB   322,434
Knox County Health, Educational and Housing Facility
Board, Tennessee, Hospital Revenue Bonds, Covenant
Health, Refunding Series 2016A:
2,955 5.000%, 1/01/36 1/27 at 100.00 A+   3,097,372
5,000 5.000%, 1/01/42 1/27 at 100.00 A+   5,124,750
1,315 Knox-Chapman Utility District of Knox County, Tennessee, Water and
Sewer Revenue Bonds, Refunding and Improvement Series 2015,
5.000%, 1/01/31
1/25 at 100.00 AA-   1,368,047
Knox-Chapman Utility District of Knox County,
Tennessee, Water and Sewer Revenue Bonds, Refunding
and Improvement Series 2017:
1,475 4.000%, 1/01/32 1/26 at 100.00 AA-   1,517,716
1,000 4.000%, 1/01/35 1/26 at 100.00 AA-   1,019,600
1,275 McMinnville-Warren County Industrial Development Board, Tennessee,
Multifamily Housing Revenue Bonds, Beersheba Heights Towers,
Series 2009, 5.500%, 11/20/39
4/23 at 100.00 N/R   1,289,611
6,000 Memphis & Shelby County Economic Development Growth Engine
Industrial Development Board, Tennessee, Tourism Development
Zone Revenue Bonds, Refunding Series 2017B, 5.000%, 11/01/30
11/26 at 100.00 AA   6,486,000
195 Memphis/Shelby County Economic Development Growth Engine
Industrial Development Board, Tennessee, Tax Increment Revenue
Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27 (7)
No Opt. Call N/R   162,384
1,035 Metropolitan Government Nashville & Davidson County Convention
Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series
2010A-1, 5.000%, 7/01/26
5/23 at 100.00 A+   1,037,018
2,000 Metropolitan Government of Nashville-Davidson County Health and
Educational Facilities Board, Tennessee, Revenue Bonds, Blakeford at
Green Hills, Series 2020A, 4.000%, 11/01/55
11/25 at 102.00 BBB-   1,480,260
Metropolitan Government of Nashville-Davidson County
Health and Educational Facilities Board, Tennessee,
Revenue Bonds, Lipscomb University, Refunding &
Improvement Series 2016A:
610 5.000%, 10/01/30 10/26 at 100.00 BBB   629,874
640 5.000%, 10/01/31 10/26 at 100.00 BBB   659,686
670 5.000%, 10/01/32 10/26 at 100.00 BBB   689,309
705 5.000%, 10/01/33 10/26 at 100.00 BBB   723,746
745 5.000%, 10/01/34 10/26 at 100.00 BBB   762,590
780 5.000%, 10/01/35 10/26 at 100.00 BBB   795,109
515 Metropolitan Government of Nashville-Davidson County Health and
Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship
Education Project, Series 2017E, 5.375%, 6/01/52, 144A
6/26 at 100.00 N/R   474,856
Metropolitan Government of Nashville-Davidson County
Health and Educational Facilities Board, Tennessee,
Revenue Bonds, Vanderbilt University Medical Center,
Series 2016A:
3,965 5.000%, 7/01/40 7/26 at 100.00 A   4,078,518
5,240 5.000%, 7/01/46, (UB) (6) 7/26 at 100.00 A   5,314,932

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee (continued)
$ 385 Metropolitan Government of Nashville-Davidson County Health and
Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt
University Medical Center, Series 2017A, 5.000%, 7/01/48
7/27 at 100.00 A   $ 390,224
5,750 Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue
Bonds, Improvement Series 2015A, 5.000%, 7/01/45
7/25 at 100.00 AA-   5,903,180
2,000 Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue
Bonds, Subordinate Series 2019B, 5.000%, 7/01/44, (AMT)
7/30 at 100.00 A2   2,095,800
950 Metropolitan Nashville Airport Authority, Tennessee, Special Facility
Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010,
5.200%, 7/01/26
5/23 at 100.00 Baa3   950,256
Nashville Metropolitan Development and Housing
Agency, Tennessee, Tax increment Bonds, Fifth &
Broadway Development Project, Series 2018:
655 4.500%, 6/01/28, 144A No Opt. Call N/R   658,151
570 5.125%, 6/01/36, 144A 6/28 at 100.00 N/R   578,333
Shelby County Health, Educational and Housing Facility
Board, Tennessee, Educational Facilities Revenue Bonds,
Rhodes College, Series 2015:
700 5.000%, 8/01/40 8/25 at 100.00 A+   725,704
1,000 5.000%, 8/01/45 8/25 at 100.00 A+   1,033,540
1,100 Shelby County Health, Educational and Housing Facility Board,
Tennessee, Residential Care Facility Mortgage Revenue Bonds, The
Village  at Germantown, Series 2014, 5.250%, 12/01/44
12/24 at 100.00 BBB-   1,054,603
2,100 The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,
Series 2006B, 5.625%, 9/01/26
No Opt. Call BBB   2,201,010
The Tennessee Energy Acquisition Corporation, Gas
Revenue Bonds, Series 2006C:
100 5.000%, 2/01/24 No Opt. Call A   100,539
5,090 5.000%, 2/01/27 No Opt. Call A   5,180,246
1,700 Watauga River Regional Water Authority, Tennessee, Waterworks
Revenue Bonds, Series 2017, 4.000%, 7/01/37
7/27 at 100.00 A   1,728,458
500 West Knox Utility District of Knox County, Tennessee, Water and Sewer
Revenue Bonds, Refunding & Improvement Series 2016, 5.000%,
6/01/41
6/24 at 100.00 AA+   508,060
4,995 West Wilson Utility District, Wilson County, Tennessee, Water Revenue
Bonds, Refunding & Improvement Series 2015, 5.000%, 6/01/45
6/25 at 100.00 AA   5,139,006
310 Williamson County H.B. & T.S. Utility District, Tennessee, Waterworks
Revenue Bonds, Series 2020, 4.000%, 9/01/41
9/29 at 100.00 AA   312,043
Total Tennessee 166,113,995
Texas - 8.0%
5,000 Argyle Independent School District, Denton County, Texas, General
Obligation Bonds, School Building Series 2022, 5.000%, 8/15/47
8/32 at 100.00 Aaa   5,566,250
Arlington Higher Education Finance Corporation, Texas,
Education Revenue Bonds, Uplift Education, Series
2016A:
125 5.000%, 12/01/46 12/26 at 100.00 BBB-   126,161
740 5.000%, 12/01/51 12/26 at 100.00 BBB-   744,514
4,510 Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%,
11/15/44, (AMT)
11/29 at 100.00 A+   4,715,115
12,375 Bexar County Hospital District, Texas, Certificates of Obligation, Series
2022, 4.250%, 2/15/52
2/32 at 100.00 Aa1   12,385,519
4,740 Central Texas Regional Mobility Authority, Revenue Bonds, Refunding
Senior Lien Series 2021D, 3.000%, 1/01/46 - BAM Insured
7/31 at 100.00 AA   3,793,043

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
68
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 5,410 Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien,
Series 2018, 5.000%, 1/01/48
1/28 at 100.00 A-   $ 5,628,889
2,745 Clifton Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32
5/23 at 100.00 A-   2,748,925
1,250 Clifton Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33
8/23 at 100.00 A-   1,263,638
2,500 Clifton Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Uplift Education Charter School, Series 2014A,
4.250%, 12/01/34
12/24 at 100.00 BBB-   2,505,225
9,700 Clifton Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Uplift Education Charter School, Series 2015A,
5.000%, 12/01/50
6/25 at 100.00 BBB-   9,741,128
2,970 Elgin, Bastrop and Travis Counties, Texas, Certificates of Participation,
Combination Tax Tax Increment Reinvestment Zone 1, Subordinate
Lien Series 2021A, 4.000%, 7/15/40 - BAM Insured
7/31 at 100.00 AA   2,982,771
8,585 Harris County Cultural Education Facilities Finance Corporation, Texas,
Revenue Refunding Bonds, Young Men's Christian Association of the
Greater Houston Area, Series 2013A, 5.000%, 6/01/33
6/23 at 100.00 Ba1   8,163,820
Harris County-Houston Sports Authority, Texas, Revenue
Bonds, Third Lien Series 2004A-3:
2,750 0.000%, 11/15/36 - NPFG Insured 11/24 at 49.42 Baa2   1,263,075
6,300 0.000%, 11/15/37 - NPFG Insured 11/24 at 46.55 Baa2   2,719,710
7,115 Houston, Texas, Airport System Special Facilities Revenue Bonds,
United Airlines, Inc. Airport Improvements Project, Refunding Series
2020C, 5.000%, 7/15/27, (AMT)
No Opt. Call B-   7,158,686
9,900 Houston, Texas, Airport System Special Facilities Revenue Bonds,
United Airlines, Inc. Technical Operations Center Project, Series 2018,
5.000%, 7/15/28, (AMT)
No Opt. Call BB-   9,971,280
430 Houston, Texas, Airport System Special Facilities Revenue Bonds, United
Airlines, Inc. Terminal E Project, Refunding Series 2020A, 5.000%,
7/01/27, (AMT)
No Opt. Call B-   432,601
1,000 Houston, Texas, Airport System Special Facilities Revenue Bonds,
United Airlines, Inc. Terminal Improvements Project, Refunding Series
2020B-2, 5.000%, 7/15/27, (AMT)
No Opt. Call B-   1,006,140
8,755 Houston, Texas, Combined Utility System Revenue Bonds, Refunding
First Lien Series 2017B, 5.000%, 11/15/37
11/27 at 100.00 Aa2   9,422,394
Houston, Texas, Hotel Occupancy Tax and Special
Revenue Bonds, Convention and Entertainment Facilities
Department, Refunding Series 2014:
2,560 5.000%, 9/01/32 9/24 at 100.00 A   2,612,352
335 5.000%, 9/01/34 9/24 at 100.00 A   340,879
Kerrville Health Facilities Development Corporation,
Texas, Revenue Bonds, Sid Peterson Memorial Hospital
Project, Series 2015:
1,360 5.000%, 8/15/30 8/25 at 100.00 A   1,410,850
1,280 5.000%, 8/15/35 8/25 at 100.00 A   1,319,680
Lamar Consolidated Independent School District,
Fort Bend County, Texas, General Obligation Bonds,
Schoolhouse Series 2023:
10,000 4.000%, 2/15/53, (UB) (6) 2/33 at 100.00 AA   9,690,600
10,000 4.250%, 2/15/53, (UB) (6) 2/33 at 100.00 AA   10,053,900
12,500 5.500%, 2/15/58 - AGM Insured 2/33 at 100.00 AA   14,242,500

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 4,720 Love Field Airport Modernization Corporation, Texas, Special
Facilities Revenue Bonds, Southwest Airlines Company - Love Field
Modernization Program Project, Series 2012, 5.000%, 11/01/28,
(AMT)
5/23 at 100.00 Baa1   $ 4,720,330
1,800 Lower Colorado River Authority, Texas, Transmission Contract Revenue
Bonds, LCRA Transmission Services Corporation Project, Refunding
Series 2018, 5.000%, 5/15/48
5/28 at 100.00 A+   1,895,022
4,510 Mission Economic Development Corporation, Texas, Water Supply
Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series
2015, 7.750%, 1/01/45, (AMT), 144A (7)
1/26 at 102.00 N/R   90,203
New Hope Cultural Education Facilities Finance
Corporation, Texas, Retirement Facility Revenue Bonds,
Legacy at Willow Bend Project, Series 2016:
665 5.000%, 11/01/46 11/23 at 103.00 BB   527,943
805 5.000%, 11/01/51 11/23 at 103.00 BB   621,742
570 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Legacy Midtown Park Project,
Series 2018A, 5.500%, 7/01/54
7/24 at 103.00 N/R   448,949
New Hope Cultural Education Facilities Finance
Corporation, Texas, Retirement Facility Revenue Bonds,
Methodist Retirement Communites Crestview Project,
Series 2016:
1,100 5.000%, 11/15/36, (Pre-refunded 11/15/24) 11/24 at 102.00 N/R  (4) 1,160,192
1,550 5.000%, 11/15/46, (Pre-refunded 11/15/24) 11/24 at 102.00 N/R  (4) 1,634,816
755 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project,
Series 2014, 5.500%, 1/01/43
1/25 at 100.00 N/R   642,362
9,680 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Westminster Project, Series 2016,
4.000%, 11/01/36
11/24 at 102.00 BBB   8,362,165
New Hope Cultural Education Facilities Finance
Corporation, Texas, Senior Living Revenue Bonds,
Sanctuary LTC LLC Project, Series 2021A-1:
20,000 5.250%, 1/01/42 1/28 at 103.00 N/R   15,341,400
19,015 5.500%, 1/01/57 1/28 at 103.00 N/R   13,795,002
New Hope Cultural Education Facilities Finance
Corporation, Texas, Student Housing Revenue Bonds,
CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas
A&M University-Corpus Christi Project, Series 2016A:
30 5.000%, 4/01/31, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (4) 32,116
360 5.000%, 4/01/36, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (4) 385,398
65 5.000%, 4/01/48, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (4) 69,586
6,625 New Hope Cultural Education Facilities Finance Corporation,
Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing
Foundation - College Station I LLC - Texas A&M University Project,
Series 2014A, 4.100%, 4/01/34 - AGM Insured
4/24 at 100.00 AA   6,674,025
New Hope Cultural Education Facilities Finance
Corporation, Texas, Student Housing Revenue Bonds,
CHF-Collegiate Housing Foundation - San Antonio 1,
L.L.C. - Texas A&M University - San Antonio Project,
Series 2016A:
1,275 5.000%, 4/01/31, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (4) 1,364,951
1,290 5.000%, 4/01/36, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (4) 1,381,009
2,445 5.000%, 4/01/48, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (4) 2,617,495

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
70
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,250 New Hope Cultural Education Facilities Finance Corporation,
Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing
Foundation - Stephenville II, L.L.C. - Tarleton State University Project,
Series 2014A, 5.000%, 4/01/34, (Pre-refunded 4/01/24)
4/24 at 100.00 N/R  (4) $ 1,276,838
3,000 New Hope Cultural Education Facilities Finance Corporation, Texas,
Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-
Texas A&M University at Galveston Project, Series 2014A, 5.000%,
4/01/34, (Pre-refunded 4/01/24)
4/24 at 100.00 N/R  (4) 3,065,880
10,000 New Hope Cultural Education Facilities Finance Corporation, Texas,
Student Housing Revenue Bonds, NCCD - College Station Properties
LLC - Texas A&M University Project,  Series 2015A, 5.000%, 7/01/47
(7)
7/25 at 100.00 Caa2   8,500,000
10,880 North Texas Tollway Authority, Special Projects System Revenue Bonds,
Convertible Capital Appreciation Series 2011C, 6.750%, 9/01/45,
(Pre-refunded 9/01/31)
9/31 at 100.00 N/R  (4) 14,391,520
10,670 North Texas Tollway Authority, System Revenue Bonds, Refunding
Second Tier Series 2021B, 3.000%, 1/01/51 - BAM Insured
1/31 at 100.00 AA   8,088,287
4,410 North Texas Tollway Authority, System Revenue Bonds, Refunding
Second Tier, Series 2015A, 5.000%, 1/01/34
1/25 at 100.00 A+   4,563,027
Pflugerville Independent School District, Travis and
Williamson Counties, Texas, General Obligation Bonds,
School Building Series 2023A:
5,555 4.000%, 2/15/42 2/33 at 100.00 AA+   5,582,053
7,780 4.000%, 2/15/44 2/33 at 100.00 AA+   7,742,345
4,395 Port of Houston Authority, Harris County, Texas, General Obligation
Bonds, Refunding Series 2018A, 5.000%, 10/01/32, (AMT)
10/28 at 100.00 Aaa   4,882,757
Reagan Hospital District of Reagan County, Texas,
Limited Tax Revenue Bonds, Series 2014A:
655 5.000%, 2/01/29 2/24 at 100.00 Ba1   665,644
1,805 5.000%, 2/01/34 2/24 at 100.00 Ba1   1,833,032
385 5.125%, 2/01/39 2/24 at 100.00 Ba1   389,500
645 SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply
Revenue Bonds, Series 2007, 5.500%, 8/01/27
No Opt. Call A2   688,441
Spring Independent School District, Hardin County,
Texas, Unlimited Tax School Building Bonds, Series 2023:
12,000 5.000%, 8/15/47 8/33 at 100.00 Aa2   13,358,160
4,000 4.000%, 8/15/52 8/33 at 100.00 Aa2   3,917,560
5,950 Stephen F. Austin State University, Texas, Revenue Bonds, Refunding &
Improvement Series 2016, 5.000%, 10/15/42
10/28 at 100.00 A1   6,364,477
3,000 Tarrant County Cultural Education Facilities Finance Corporation,
Texas, Revenue Bonds, Texas Health Resources System, Series 2016A,
5.000%, 2/15/41
8/26 at 100.00 AA   3,101,760
3,435 Tarrant County Cultural Education Facilities, Texas, Finance Corporation
Revenue Bonds, Christus Health, Refunding Series 2018B, 5.000%,
7/01/35
1/29 at 100.00 A+   3,722,956
Tarrant County Hospital District, Texas, General
Obligation Bonds, Limited Tax Series 2023:
5,050 4.000%, 8/15/43 8/32 at 100.00 Aa1   4,991,420
4,500 4.250%, 8/15/48 8/32 at 100.00 Aa1   4,494,510
10,250 5.250%, 8/15/48 8/32 at 100.00 Aa1   11,512,800
3,000 5.250%, 8/15/53 8/32 at 100.00 Aa1   3,336,870
10,115 Texas Private Activity Bond Surface Transporation Corporation, Senior
Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288
Toll Lanes Project, Series 2016, 5.000%, 12/31/40, (AMT)
12/25 at 100.00 Baa2   10,223,433

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 7,300 Texas Private Activity Bond Surface Transporation Corporation,
Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC
Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43, (AMT)
9/23 at 100.00 Baa2   $ 7,370,956
5,000 Texas Private Activity Bond Surface Transporation Corporation,
Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC
Segments 3C Project, Series 2019, 5.000%, 6/30/58, (AMT)
6/29 at 100.00 Baa2   4,958,150
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue Bonds, LBJ
Infrastructure Group LLC IH-635 Managed Lanes Project,
Refunding  Series 2020A:
1,000 4.000%, 12/31/34 12/30 at 100.00 Baa2   1,000,920
1,680 4.000%, 12/31/37 12/30 at 100.00 Baa2   1,618,562
1,750 4.000%, 6/30/38 12/30 at 100.00 Baa2   1,682,817
2,845 4.000%, 12/31/38 12/30 at 100.00 Baa2   2,733,277
1,300 4.000%, 6/30/39 12/30 at 100.00 Baa2   1,240,616
4,050 4.000%, 12/31/39 12/30 at 100.00 Baa2   3,856,491
1,250 4.000%, 6/30/40 12/30 at 100.00 Baa2   1,181,763
10,000 Texas Transportation Commission, Central Texas Turnpike System
Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%,
8/15/37
8/24 at 100.00 A-   10,091,300
6,000 Texas Water Development Board, State Water Implementation Revenue
Fund Bonds, Master Trust Series 2021, 4.000%, 10/15/51
10/31 at 100.00 AAA   5,865,900
20,270 Texas Water Development Board, State Water Implementation Revenue
Fund Bonds, Master Trust Series 2022, 4.800%, 10/15/52
10/32 at 100.00 AAA   21,597,482
1,030 Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax
Increment Revenue Bonds, Refunding Road Improvement Series
2015, 6.000%, 12/01/32 - BAM Insured
12/24 at 100.00 AA   1,083,488
1,135 Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax
Increment Revenue Bonds, Refunding Utility Improvement Series
2015, 6.000%, 12/01/31 - BAM Insured
12/24 at 100.00 AA   1,194,531
Total Texas 385,943,874
Utah - 1.0%
Military Installation Development Authority, Utah, Tax
Allocation Revenue Bonds, Series 2021A-2:
3,500 4.000%, 6/01/41 9/26 at 103.00 N/R   2,754,045
2,280 4.000%, 6/01/52 9/26 at 103.00 N/R   1,611,413
2,600 Red Bridge Public Infrastructure District 1, Utah, Limited Tax General
Obligation Bonds, Series 2021A, 4.375%, 2/01/51, 144A
2/26 at 103.00 N/R   1,952,236
Salt Lake City, Utah, Airport Revenue Bonds,
International Airport Series 2017A:
6,490 5.000%, 7/01/42, (AMT) 7/27 at 100.00 A   6,676,847
17,000 5.000%, 7/01/47, (AMT) 7/27 at 100.00 A   17,372,300
4,690 Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series
2018A, 5.000%, 7/01/43, (AMT)
7/28 at 100.00 A   4,846,411
3,000 Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series
2021A, 5.000%, 7/01/46, (AMT)
7/31 at 100.00 A   3,144,570
1,705 Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson
Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/46,
144A
2/26 at 100.00 BB   1,598,915
7,000 Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc.,
Series 2018A, 5.000%, 5/15/41
5/26 at 100.00 AA+   7,256,200
Total Utah 47,212,937

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
72
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virginia - 0.9%
$ 4,010 Tobacco Settlement Financing Corporation of Virginia, Tobacco
Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47
4/23 at 100.00 B-   $ 3,774,052
1,000 Virginia College Building Authority, Educational Facilities Revenue
Bonds, Marymount University Project, Green Series 2015B, 5.000%,
7/01/45, 144A
7/25 at 100.00 BB+   948,480
2,000 Virginia Small Business Finance Authority, Educational Facilities
Revenue Bonds, Provident Resource Group - Rixey Student Housing
Project, Series 2019A, 5.500%, 7/01/49, 144A
7/34 at 100.00 N/R   1,835,640
Virginia Small Business Financing Authority, Private
Activity Revenue Bonds, Transform 66 P3 Project, Senior
Lien Series 2017:
2,180 5.000%, 12/31/47, (AMT) 6/27 at 100.00 BBB   2,173,678
6,425 5.000%, 12/31/49, (AMT) 6/27 at 100.00 BBB   6,359,015
13,250 5.000%, 12/31/52, (AMT) 6/27 at 100.00 BBB   13,047,143
Virginia Small Business Financing Authority, Revenue
Bonds, 95 Express Lanes LLC Project, Refunding Senior
Lien Series 2022:
4,000 5.000%, 12/31/47, (AMT) 12/32 at 100.00 Baa1   4,075,000
2,240 5.000%, 12/31/52, (AMT) 12/32 at 100.00 Baa1   2,271,270
Virginia Small Business Financing Authority, Revenue
Bonds, National Senior Campuses Inc Obligated Group,
Series 2020A:
4,060 4.000%, 1/01/40 7/27 at 103.00 A   3,779,048
5,695 4.000%, 1/01/45 7/27 at 103.00 A   5,121,570
Total Virginia 43,384,896
Washington - 2.6%
2,525 Energy Northwest, Washington, Electric Revenue Bonds, Columbia
Generating Station, Bonneville Power Administration, Refunding
Series 2022A, 5.000%, 7/01/36
7/32 at 100.00 Aa2   2,957,330
80 Ocean Shores, Washington, Local Improvement District 2007-01 Bonds,
2011, 7.250%, 2/01/31
No Opt. Call BBB+   89,850
5,385 Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series
2018A, 5.000%, 5/01/30, (AMT)
5/27 at 100.00 AA-   5,765,289
Port of Seattle, Washington, Revenue Bonds,
Intermediate Lien Series 2019:
10,000 5.000%, 4/01/37, (AMT) 4/29 at 100.00 AA-   10,675,700
6,995 5.000%, 4/01/38, (AMT) 4/29 at 100.00 AA-   7,419,177
Skagit County Public Hospital District 1, Washington,
Revenue Bonds, Skagit Valley Hospital, Refunding &
Improvement Series 2016:
3,825 5.000%, 12/01/30 12/26 at 100.00 Baa3   3,991,847
1,950 5.000%, 12/01/31 12/26 at 100.00 Baa3   2,033,850
4,000 5.000%, 12/01/32 12/26 at 100.00 Baa3   4,167,680
1,120 5.000%, 12/01/37 12/26 at 100.00 Baa3   1,147,294
3,630 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44
8/29 at 100.00 A-   3,324,608
1,600 Washington Health Care Facilities Authority, Revenue Bonds,
PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28, (Pre-
refunded 5/15/24)
5/24 at 100.00 A+  (4) 1,639,328
5,710 Washington Health Care Facilities Authority, Revenue Bonds,
Providence Health & Services, Series 2014D, 5.000%, 10/01/41
10/24 at 100.00 A   5,728,443
6,000 Washington Health Care Facilities Authority, Revenue Bonds,
Providence Saint Joseph Health, Refunding Series 2021B, 4.000%,
10/01/42, (Mandatory Put 10/01/30)
No Opt. Call A1   6,280,440

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
Washington Health Care Facilities Authority, Revenue
Bonds, Virginia Mason Medical Center, Series 2017:
$ 3,090 5.000%, 8/15/33 8/27 at 100.00 BBB+   $ 3,236,960
5,955 5.000%, 8/15/34 8/27 at 100.00 BBB+   6,179,027
2,695 5.000%, 8/15/35 8/27 at 100.00 BBB+   2,778,087
12,000 Washington State Convention Center Public Facilities District, Lodging
Tax Revenue Bonds, Series 2018, 5.000%, 7/01/48
7/28 at 100.00 Baa1   12,009,000
Washington State Housing Finance Commission,
Nonprofit Refunding Revenue Bonds, Wesley Homes at
Lea Hill Project, Series 2016:
1,155 5.000%, 7/01/41, 144A 7/26 at 100.00 N/R   1,008,153
2,000 5.000%, 7/01/46, 144A 7/26 at 100.00 N/R   1,680,440
3,805 5.000%, 7/01/51, 144A 7/26 at 100.00 N/R   3,121,242
1,100 Washington State Housing Finance Commission, Non-Profit Revenue
Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28
7/23 at 100.00 A-   1,104,279
2,340 Washington State Housing Finance Commission, Revenue Bonds,
Riverview Retirement Community, Refunding Series 2012, 5.000%,
1/01/48
5/23 at 100.00 BBB-   2,061,985
8,520 Washington State, General Obligation Bonds, Various Purpose Series
2015B, 5.000%, 2/01/36
2/25 at 100.00 Aaa   8,825,527
6,635 Washington State, General Obligation Bonds, Various Purpose Series
2022C, 5.000%, 2/01/46
2/32 at 100.00 Aaa   7,369,561
Washington State, General Obligation Bonds, Various
Purpose Series 2023A:
13,945 5.000%, 8/01/43 8/32 at 100.00 Aaa   15,701,094
4,420 5.000%, 8/01/46 8/32 at 100.00 Aaa   4,932,808
Total Washington 125,228,999
West Virginia - 0.4%
15,500 West Virginia Hospital Finance Authority, Hospital Revenue Bonds,
Cabell Huntington Hospital, Inc. Project, Refunding & Improvement
Series 2018A, 5.000%, 1/01/43
1/29 at 100.00 BBB+   15,559,055
2,375 West Virginia Hospital Finance Authority, Hospital Revenue Bonds,
Charleston Area Medical Center, Refunding & Improvement Series
2019A, 5.000%, 9/01/30
9/29 at 100.00 Baa1   2,579,226
Total West Virginia 18,138,281
Wisconsin - 2.7%
1,250 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%,
2/01/36, 144A
2/26 at 100.00 N/R   1,196,250
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Eno River Academy Project, Series
2020A:
815 5.000%, 6/15/40, 144A 6/30 at 100.00 Ba1   782,237
1,380 5.000%, 6/15/54, 144A 6/30 at 100.00 Ba1   1,232,409
200 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Founders Academy of Las Vegas, Series 2020A, 5.000%, 7/01/55,
144A
7/28 at 100.00 BB-   172,108
2,150 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
North Carolina Charter Educational Foundation Project, Series 2016A,
5.000%, 6/15/46, 144A
6/26 at 100.00 N/R   1,651,909

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
74
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public
Facilities Corporation, First Tier Series 2018A-1:
$ 11 0.000%, 1/01/47, 144A (7) No Opt. Call N/R   $ 237
10 0.000%, 1/01/48, 144A (7) No Opt. Call N/R   197
9 0.000%, 1/01/49, 144A (7) No Opt. Call N/R   184
9 0.000%, 1/01/50, 144A (7) No Opt. Call N/R   166
9 0.000%, 1/01/51, 144A (7) No Opt. Call N/R   156
12 0.000%, 1/01/52, 144A (7) No Opt. Call N/R   189
11 0.000%, 1/01/53, 144A (7) No Opt. Call N/R   177
11 0.000%, 1/01/54, 144A (7) No Opt. Call N/R   162
11 0.000%, 1/01/55, 144A (7) No Opt. Call N/R   151
11 0.000%, 1/01/56, 144A (7) No Opt. Call N/R   141
579 0.000%, 7/01/56, 144A (7) 3/28 at 100.00 N/R   325,295
12 0.000%, 1/01/57, 144A (7) No Opt. Call N/R   147
11 0.000%, 1/01/58, 144A (7) No Opt. Call N/R   136
11 0.000%, 1/01/59, 144A (7) No Opt. Call N/R   127
11 0.000%, 1/01/60, 144A (7) No Opt. Call N/R   117
11 0.000%, 1/01/61, 144A (7) No Opt. Call N/R   109
11 0.000%, 1/01/62, 144A (7) No Opt. Call N/R   100
10 0.000%, 1/01/63, 144A (7) No Opt. Call N/R   93
10 0.000%, 1/01/64, 144A (7) No Opt. Call N/R   87
10 0.000%, 1/01/65, 144A (7) No Opt. Call N/R   81
11 0.000%, 1/01/66, 144A (7) No Opt. Call N/R   81
128 0.000%, 1/01/67, 144A (7) No Opt. Call N/R   885
Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public
Facilities Corporation, Second Tier Series 2018B:
27 0.000%, 1/01/46, 144A (7) No Opt. Call N/R   626
27 0.000%, 1/01/47, 144A (7) No Opt. Call N/R   575
26 0.000%, 1/01/48, 144A (7) No Opt. Call N/R   544
26 0.000%, 1/01/49, 144A (7) No Opt. Call N/R   512
26 0.000%, 1/01/50, 144A (7) No Opt. Call N/R   470
28 0.000%, 1/01/51, 144A (7) No Opt. Call N/R   491
727 1.000%, 7/01/51, 144A (7) 3/28 at 100.00 N/R   422,769
28 0.000%, 1/01/52, 144A (7) No Opt. Call N/R   455
28 0.000%, 1/01/53, 144A (7) No Opt. Call N/R   427
28 0.000%, 1/01/54, 144A (7) No Opt. Call N/R   401
27 0.000%, 1/01/55, 144A (7) No Opt. Call N/R   375
27 0.000%, 1/01/56, 144A (7) No Opt. Call N/R   354
27 0.000%, 1/01/57, 144A (7) No Opt. Call N/R   332
26 0.000%, 1/01/58, 144A (7) No Opt. Call N/R   310
26 0.000%, 1/01/59, 144A (7) No Opt. Call N/R   294
26 0.000%, 1/01/60, 144A (7) No Opt. Call N/R   275
25 0.000%, 1/01/61, 144A (7) No Opt. Call N/R   256
25 0.000%, 1/01/62, 144A (7) No Opt. Call N/R   241
25 0.000%, 1/01/63, 144A (7) No Opt. Call N/R   226
25 0.000%, 1/01/64, 144A (7) No Opt. Call N/R   215
24 0.000%, 1/01/65, 144A (7) No Opt. Call N/R   200
24 0.000%, 1/01/66, 144A (7) No Opt. Call N/R   183
314 0.000%, 1/01/67, 144A (7) No Opt. Call N/R   2,164
1,650 Public Finance Authority of Wisconsin, Education Revenue Bonds,
Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A
8/23 at 100.00 BB+   1,659,207
3,845 Public Finance Authority of Wisconsin, Exempt Facilities Revenue
Bonds, National Gypsum Company Project, Refunding Series 2016,
4.000%, 8/01/35, (AMT)
8/26 at 100.00 N/R   3,358,492

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Public Finance Authority of Wisconsin, Health Care
Facilities Revenue Bonds, Appalachian Regional
Healthcare System Obligated Group, Series 2021A:
$ 585 4.000%, 7/01/46 1/31 at 100.00 BBB   $ 477,354
1,675 4.000%, 7/01/51 1/31 at 100.00 BBB   1,324,004
1,925 Public Finance Authority of Wisconsin, Health Care Facilities Revenue
Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 4.000%,
1/01/45
1/30 at 100.00 A   1,772,771
14,000 Public Finance Authority of Wisconsin, Limited Obligation PILOT
Revenue Bonds, American Dream @ Meadowlands Project, Series
2017, 6.750%, 12/01/42, 144A
12/27 at 100.00 N/R   12,217,380
5,000 Public Finance Authority of Wisconsin, Pollution Control Revenue
Bonds, Duke Energy Progress Project, Refunding Series 2022B,
4.000%, 10/01/46, (Mandatory Put 10/01/30)
No Opt. Call Aa3   5,166,500
2,735 Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf
Coast Zoo, Series 2018A, 6.500%, 9/01/48, 144A
9/28 at 100.00 N/R   1,786,611
Public Finance Authority of Wisconsin, Revenue Bonds,
Sky Harbour LLC Obligated Group Aviation Facilities
Project, Series 2021:
2,655 4.000%, 7/01/36, (AMT) 7/28 at 100.00 N/R   2,271,061
3,225 4.250%, 7/01/54, (AMT) 7/31 at 100.00 N/R   2,374,277
Public Finance Authority of Wisconsin, Senior Revenue
Bonds, Maryland Proton Treatment Center, Series
2018A-1:
1,360 6.250%, 1/01/38, 144A 1/28 at 100.00 N/R   836,400
4,065 6.375%, 1/01/48, 144A 1/28 at 100.00 N/R   2,499,975
1,000 Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland
Proton Treatment Center, Series 2018B-2, 0.000%, 1/01/49 (5)
1/28 at 100.00 N/R   615,000
4,300 Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue
Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%,
5/01/27
5/26 at 100.00 A-   4,083,882
13,410 Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake
Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A
6/26 at 100.00 BBB-   13,272,682
7,000 Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds,
Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30
5/26 at 100.00 BBB-   6,823,040
33,500 Wisconsin Center District, Dedicated Tax Revenue Bonds, Supported by
State Moral Obligation Junior Series 2020D, 0.000%, 12/15/60 - AGM
Insured
12/30 at 29.95 AA   5,279,265
18,000 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32
5/23 at 100.00 A3   18,011,160
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Dickson Hollow Project.
Series 2014:
1,880 5.250%, 10/01/39 5/23 at 102.00 N/R   1,679,291
1,000 5.375%, 10/01/44 5/23 at 102.00 N/R   881,190
3,500 5.500%, 10/01/49 5/23 at 102.00 N/R   3,088,400
2,000 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series
2017A, 4.000%, 4/01/39
4/27 at 100.00 AA   1,963,800
5,000 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46
2/26 at 100.00 BBB+   5,009,100
435 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding
Series 2015, 5.000%, 8/15/39
8/24 at 100.00 A+   440,085

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
76
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Rogers Memorial Hospital,
Inc., Series 2014A:
$ 2,980 5.000%, 7/01/34 7/24 at 100.00 A   $ 3,045,918
2,100 4.350%, 7/01/36 4/23 at 100.00 A   2,100,336
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Three Pillars Senior Living
Communities, Refunding Series 2013:
3,175 5.000%, 8/15/43, (Pre-refunded 8/15/23) 8/23 at 100.00 N/R  (4) 3,202,368
275 5.000%, 8/15/43, (Pre-refunded 8/15/23) 8/23 at 100.00 N/R  (4) 277,371
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Woodland Hills Senior
Housing Project, Series 2014:
5,000 5.000%, 12/01/34 5/23 at 102.00 N/R   4,737,050
4,435 5.000%, 12/01/44 5/23 at 102.00 N/R   3,753,651
4,225 5.250%, 12/01/49 5/23 at 102.00 N/R   3,635,781
5,757 Wisconsin Housing and Economic Development Authority,
Homeowners Mortgage Revenue Bonds, Guaranteed Mortgage-
Backed Securities Program, Pass Through Series 2017A, 2.690%,
7/01/47
10/26 at 100.00 Aaa   5,478,526
Total Wisconsin 128,918,554
Total Municipal Bonds (cost $4,691,072,249) 4,639,509,913
Shares Description (1) Value
X 55,405,601 COMMON STOCKS - 1.1%
X 55,405,601
Independent Power and Renewable Electricity Producers - 1.1%
719,217 Energy Harbor Corp (10),(11) $ 55,405,601
Total Independent Power and Renewable Electricity Producers 55,405,601
Total Common Stocks (cost $14,257,608) 55,405,601
Principal
Amount (000) Description (1)
Coupon
(12)
Reference
Rate (12) Spread (12) Maturity (13) Ratings (3) Value
26,193 VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (12)
X 26,193
Hotels, Restaurants & Leisure - 0.0%
$ 26 Lombard Starwood Westin
Hotel Conference Center
and Hotel Project Revenue
Bonds , (cash 7.500%, PIK
7.500%)(8),(14)
7.500% N/A N/A 12/31/23 N/R $ 26,193
Total Hotels, Restaurants & Leisure 26,193
Total Variable Rate Senior Loan Interests (cost $26,193) 26,193

Principal
Amount (000) Description (1) Coupon Maturity Ratings (3) Value
X 1,120,018 CORPORATE BONDS - 0.0%
X 1,120,018
Independent Power And Renewable Electricity Producers - 0.0%
$ 3,620 Talen Energy Corp 0.000% 8/31/23 N/R $ 1,120,018
Total Independent Power And Renewable Electricity Producers 1,120,018
Total Corporate Bonds (cost $–) 1,120,018
Total Long-Term Investments (cost $4,705,356,050) 4,696,061,725
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
SHORT-TERM INVESTMENTS -  3.8%
X 182,000,000 MUNICIPAL BONDS - 3.8%
X 182,000,000
National - 3.8%
$ 110,000 JPMorgan Chase Putters / Drivers Trust Various States, Variable Rate
Demand Obligations Series 2015/6 IIM, 4.300%, 3/20/24, (AMT),
(Mandatory Put 3/31/2023), 144A (15)
No Opt. Call AA $ 110,000,000
72,000 JPMorgan Chase Putters / Drivers Trust Various States, Variable Rate
Demand Obligations, Series 2015/6VMO, 4.300%, 12/01/24, (AMT),
(Mandatory Put 3/31/2023), 144A (15)
No Opt. Call AA 72,000,000
Total National 182,000,000
Total Short-Term Investments (cost $182,000,000) 182,000,000
Total Investments (cost $4,887,356,050 ) - 101.6% 4,878,061,725
Floating Rate Obligations - (3.2)% (155,465,000)
Other Assets & Liabilities, Net -   1.6% 76,474,397
Net Assets - 100% $ 4,799,071,122
(1) All percentages shown in the Portfolio of Investments are based on net assets.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8) For fair value measurement disclosure purposes, investment classified as Level 3.
(9) Variable rate security. The rate shown is the coupon as of the end of the reporting period.

Nuveen All-American Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
78
(10) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020, for Beaver County Industrial
Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A,
4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy
Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority,
Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality
Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,
Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series
2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating
Corporation Project, Series 2008B,3.625%, 10/01/33,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%,11/01/32. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by
Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-
formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction,
Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(11) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(13) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(14) Senior loan received as part of the bondholder funding agreement during March 2022 for Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1, 0.000%, 7/01/56, 144A.
(15) Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment.
The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
N/A Not Applicable.
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA Securities Industry and Financial Market Association
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Nuveen Intermediate Duration Municipal Bond
Fund
Portfolio of Investments March 31, 2023
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 98.9%
X
7,694,233,203 MUNICIPAL BONDS - 96.2%
X 7,694,233,203
Alabama - 2.2%
$ 7,630 Alabama State Port Authority, Docks Facilities Revenue Bonds,
Refunding Series 2017A, 5.000%, 10/01/31 - AGM Insured, (AMT)
10/27 at 100.00 AA   $ 8,106,341
5,080 Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax
Bonds, Series 2018A, 4.000%, 7/01/37
7/28 at 100.00 Aa3   5,103,622
2,880 Birmingham-Jefferson Civic Center Authority, Alabama, Special Tax
Bonds, Series 2018B, 5.000%, 7/01/37
7/28 at 100.00 A1   3,068,035
6,665 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 3 Series 2018A, 4.000%, 12/01/48, (Mandatory Put 12/01/23)
9/23 at 100.31 A2   6,674,064
3,615 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 4 Series 2019A-1, 4.000%, 12/01/49, (Mandatory Put
12/01/25)
9/25 at 100.38 A1   3,595,913
6,000 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 5 Series 2020A-1, 4.000%, 10/01/49, (Mandatory Put
10/01/26)
7/26 at 100.65 A1   5,957,520
6,815 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 8 Series 2022A, 4.000%, 12/01/52, (Mandatory Put 12/01/29)
9/29 at 100.40 A-   6,609,868
7,865 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Series 2022B-1, 4.000%, 4/01/53, (Mandatory Put 10/01/27)
7/27 at 100.42 A2   7,740,418
3,000 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Series 2022F, 5.500%, 11/01/53, (Mandatory Put 12/01/28)
9/28 at 100.00 A2   3,167,820
5,345 Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds,
Series 2021A, 4.000%, 6/01/51, (Mandatory Put 12/01/31)
9/31 at 100.53 Aa1   5,270,117
4,920 Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds,
Series 2022 Sub D-1, 4.000%, 7/01/52, (Mandatory Put 6/01/27)
3/27 at 100.17 Aa1   4,922,066
Chatom Industrial Development Board, Alabama, Gulf
Opportunity Zone Revenue Bonds, PowerSouth Energy
Cooperative, Refunding Series 2020:
1,045 5.000%, 8/01/26 - AGM Insured No Opt. Call AA   1,112,632
1,000 5.000%, 8/01/28 - AGM Insured No Opt. Call AA   1,100,790
1,000 5.000%, 8/01/30 - AGM Insured No Opt. Call AA   1,126,420
5,500 Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2
Revenue Bonds, Series 2020A, 4.000%, 12/01/50, (Mandatory Put
12/01/25)
9/25 at 100.58 A2   5,453,580
7,410 Mobile Industrial Development Board, Alabama, Pollution Control
Revenue Refunding Bonds, Alabama Power Company Barry Plan,
Series 2007A, 1.000%, 6/01/34, (Mandatory Put 6/26/25)
No Opt. Call A1   7,068,473
28,940 Mobile Industrial Development Board, Alabama, Pollution Control
Revenue Refunding Bonds, Alabama Power Company Barry Plan,
Series 2008, 2.900%, 7/15/34, (Mandatory Put 12/12/23)
No Opt. Call A1   28,866,782
620 Mobile Spring Hill College Educational Building Authority, Alabama,
Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%,
4/15/27
4/25 at 100.00 N/R   617,309
Montgomery Medical Clinic Board, Alabama, Health
Care Facility Revenue Bonds, Jackson Hospital & Clinic,
Series 2015:
3,555 5.000%, 3/01/24 No Opt. Call BB   3,604,379
2,235 5.000%, 3/01/25 No Opt. Call BB   2,249,617

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
80
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Alabama (continued)
$ 1,725 5.000%, 3/01/26 No Opt. Call BB   $ 1,744,475
8,285 Selma Industrial Development Board, Alabama, Gulf Opportunity Zone
Revenue Bonds, International Paper Company Project, Refunding
Series 2020A, 1.375%, 5/01/34, (Mandatory Put 6/16/25)
No Opt. Call BBB   7,723,526
20,905 Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue
Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49,
(Mandatory Put 6/01/24)
3/24 at 100.29 A1   20,915,662
10,000 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 2, Series 2021B-1, 4.000%, 12/01/51, (Mandatory Put
12/01/31)
9/31 at 100.62 A1   9,725,300
1,820 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 3, Fixed Rate Series 2022A-1, 5.500%, 1/01/53,
(Mandatory Put 12/01/29)
9/29 at 100.10 A1   1,946,490
11,500 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 4, Series 2022B-1, 5.000%, 5/01/53, (Mandatory Put
8/01/28)
5/28 at 100.34 A2   11,855,465
545 The Improvement District of the City of Mobile - McGowin Park Project,
Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25
No Opt. Call N/R   539,316
Tuscaloosa County Industrial Development Authority,
Alabama, Gulf Opportunity Zone Bonds, Hunt Refining
Project, Refunding Series 2019A:
6,498 4.500%, 5/01/32, 144A 5/29 at 100.00 N/R   5,694,806
4,250 5.250%, 5/01/44, 144A 5/29 at 100.00 N/R   3,493,033
Total Alabama 175,053,839
Alaska - 0.0%
1,900 Alaska Housing Finance Corporation, Mortgage Revenue Bonds,
General Series 2022A-II, 2.350%, 12/01/39
12/30 at 100.00 AA+   1,530,260
1,500 Alaska State, General Obligation Bonds, Series 2023A, 5.000%, 8/01/23 No Opt. Call AA-   1,511,145
Total Alaska 3,041,405
Arizona - 1.5%
980 Arizona Board of Regents, Univeristy of Arizona, SPEED Revenue
Bonds, Stimulus Plan for Economic and Educational Development,
Series 2020C. Forward Delivery, 5.000%, 8/01/26
No Opt. Call Aa3   1,063,182
Arizona State, Certificates of Participation, Refunding
Series 2019A:
5,630 5.000%, 10/01/26, (ETM) No Opt. Call Aa2  (4) 6,142,443
16,880 5.000%, 10/01/27, (ETM) No Opt. Call Aa2  (4) 18,858,336
21,410 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2005,
2.400%, 12/01/35, (Mandatory Put 8/14/23)
No Opt. Call A   21,308,945
2,485 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2007,
2.700%, 12/01/37, (AMT), (Mandatory Put 8/14/23)
No Opt. Call A   2,475,209
5,130 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2019,
5.000%, 6/01/49, (AMT), (Mandatory Put 6/03/24)
6/24 at 100.00 A   5,192,073
6,500 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2022-
1, 5.000%, 9/01/42, (AMT), (Mandatory Put 9/01/27)
3/27 at 100.00 A   6,813,170
19,740 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2022-
2, 5.000%, 9/01/52, (AMT), (Mandatory Put 9/01/27)
3/27 at 100.00 A   20,694,034

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 775 Glendale Industrial Development Authority, Arizona, Revenue Bonds,
Midwestern University, Refunding Series 2020, 4.000%, 5/15/26
No Opt. Call AA   $ 806,380
890 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Legacy Traditional Schools Projects, Series 2021A,
4.000%, 7/01/41, 144A
7/31 at 100.00 BB+   729,382
1,950 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series
2019B, 5.000%, 7/01/39, 144A
7/29 at 100.00 BB+   1,856,049
Maricopa County Industrial Development Authority,
Arizona, Hospital Revenue Bonds, HonorHealth, Series
2021A:
450 5.000%, 9/01/27 No Opt. Call A+   490,311
720 5.000%, 9/01/28 No Opt. Call A+   797,450
5,000 Maricopa County Industrial Development Authority, Arizona, Revenue
Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48, (Mandatory
Put 10/18/24)
No Opt. Call AA-   5,164,250
3,030 Maricopa County Industrial Development Authority, Arizona, Revenue
Bonds, Banner Health, Variable Rate Series 2019C, 4.540%, 1/01/35,
(Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread)
(5)
10/23 at 100.00 AA-   3,019,577
2,520 Maricopa County Pollution Control Corporation, Arizona, Pollution
Control Revenue Bonds, El Paso Electric Company, Refunding Series
2009A, 3.600%, 2/01/40
6/29 at 100.00 BBB+   2,249,680
Northern Arizona University, Revenue Bonds, SPEED -
Stimulus Plan Economic Educational Development Fund,
Refunding Series 2020B:
3,615 5.000%, 8/01/26 - AGM Insured No Opt. Call AA   3,896,573
4,220 5.000%, 8/01/27 - AGM Insured No Opt. Call AA   4,645,207
3,975 5.000%, 8/01/28 - AGM Insured No Opt. Call AA   4,454,703
430 Northern Arizona University, System Revenue Bonds, Refunding Series
2014, 5.000%, 6/01/23
No Opt. Call A+   431,479
Paradise Valley Unified School District No. 69, Maricopa
County, Arizona, General Obligation Bonds, School
Improvement Project of 2019, Series 2022D:
625 5.000%, 7/01/36 7/32 at 100.00 AAA   723,762
675 5.000%, 7/01/37 7/32 at 100.00 AAA   773,260
640 Phoenix Civic Improvement Corporation, Arizona, Water System
Revenue Bonds, Junior Lien Series 2021A, 5.000%, 7/01/26
No Opt. Call AAA   694,394
830 Regional Public Transportation Authority, Arizona, Transportation Excise
Tax Revenue Bonds, Maricopa County Public Transportation Fund
Series 2014, 5.250%, 7/01/23
No Opt. Call AA+   835,270
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds, Citigroup Energy Inc Prepay Contract
Obligations, Series 2007:
2,395 5.000%, 12/01/32 No Opt. Call A3   2,555,297
1,120 5.000%, 12/01/37 No Opt. Call A3   1,169,571
1,960 Tempe Industrial Development Authority, Arizona, Revenue Bonds,
Friendship Village of Tempe Project, Refunding Series 2021C-1.
TEMPS -85, 1.500%, 12/01/27
5/23 at 100.00 N/R   1,665,510
Total Arizona 119,505,497
Arkansas - 0.8%
3,140 Arkansas Development Finance Authority, Arkansas, Environmental
Improvement Revenue Bonds, United States Steel Corporation, Green
Series 2022, 5.450%, 9/01/52, (AMT), 144A
9/25 at 105.00 BB   3,139,812

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
82
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arkansas (continued)
$ 14,355 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49,
(AMT), 144A
9/26 at 103.00 Ba2   $ 12,900,982
1,785 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%,
9/01/49, (AMT), 144A
9/27 at 103.00 Ba2   1,643,824
11,415 Arkansas Development Finance Authority, Revenue Bonds, Baptist
Memorial Health Care, Refunding Series 2020B-2, 5.000%, 9/01/44,
(Mandatory Put 9/01/27)
3/27 at 100.00 BBB+   12,135,172
1,000 Arkansas State University, Student Fee Revenue Bonds, Jonesboro
Campus, Series 2013, 5.000%, 12/01/33
12/23 at 100.00 A1   1,014,540
Hot Springs School District 6, Garland County, Arkansas,
General Obligation Bonds, Refunding Series 2021:
2,305 2.000%, 6/01/29 12/26 at 100.00 Aa2   2,186,684
2,500 2.000%, 6/01/30 12/26 at 100.00 Aa2   2,338,975
2,905 2.000%, 6/01/31 12/26 at 100.00 Aa2   2,680,066
5,000 Little Rock, Arkansas, General Obligation Bonds, Capital Improvement
Series 2022A, 3.875%, 2/01/43
2/28 at 100.00 Aa1   5,006,400
Little Rock, Arkansas, Hotel and Restaurant Gross
Receipts Tax Bonds, Series 2014:
820 5.000%, 7/01/23 No Opt. Call A+   824,412
1,610 5.000%, 7/01/26 7/24 at 100.00 A+   1,656,368
1,490 5.000%, 7/01/28 7/24 at 100.00 A+   1,531,988
1,935 5.000%, 7/01/29 7/24 at 100.00 A+   1,989,528
1,005 5.000%, 7/01/30 7/24 at 100.00 A+   1,033,321
4,595 5.000%, 7/01/34 7/24 at 100.00 A+   4,725,039
Pulaski County Public Facilities Board, Arkansas,
Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,175 5.000%, 12/01/25 12/24 at 100.00 A   2,247,993
1,820 5.000%, 12/01/27 12/24 at 100.00 A   1,880,497
University of Arkansas, Fayetteville, Various Facilities
Revenue Bonds, Refunding & Improvement Series
2019A:
1,245 5.000%, 11/01/34 5/29 at 100.00 Aa2   1,396,641
1,260 5.000%, 11/01/35 5/29 at 100.00 Aa2   1,403,640
Total Arkansas 61,735,882
California - 4.1%
5,000 California Community Choice Financing Authority, Clean Energy Project
Revenue Bonds, Green Series 2023C, 5.250%, 1/01/54, (Mandatory
Put 10/01/31)
10/30 at 100.65 Baa1   5,120,500
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds, Los Angeles
County Securitization Corporation, Series 2020A:
1,225 5.000%, 6/01/31 6/30 at 100.00 A   1,348,541
1,310 5.000%, 6/01/32 6/30 at 100.00 A   1,438,629
635 5.000%, 6/01/33 6/30 at 100.00 A-   696,506
10 4.000%, 6/01/34 6/30 at 100.00 A-   10,168
1,105 4.000%, 6/01/35 6/30 at 100.00 A-   1,115,033
1,575 4.000%, 6/01/36 6/30 at 100.00 A-   1,578,749
415 4.000%, 6/01/37 6/30 at 100.00 A-   412,937
2,460 4.000%, 6/01/38 6/30 at 100.00 A-   2,438,180
700 4.000%, 6/01/39 6/30 at 100.00 A-   689,871
965 4.000%, 6/01/40 6/30 at 100.00 A-   944,156

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 6,815 California Health Facilities Financing Authority, Revenue Bonds,
Adventist Health System/West, Series 2011A, 3.000%, 3/01/41,
(Mandatory Put 3/01/24)
9/23 at 100.00 A   $ 6,818,067
California Health Facilities Financing Authority, Revenue
Bonds, Children's Hospital Los Angeles, Series 2017A:
1,205 5.000%, 8/15/35 8/27 at 100.00 BBB+   1,272,130
1,345 5.000%, 8/15/36 8/27 at 100.00 BBB+   1,412,479
910 California Health Facilities Financing Authority, Revenue Bonds, Kaiser
Permanante System, Series 2006C, 5.000%, 6/01/41, (Mandatory Put
11/01/29)
No Opt. Call AA-   1,053,234
California Health Facilities Financing Authority, Revenue
Bonds, Providence Saint Joseph Health, Term Rate Series
2019C:
520 5.000%, 10/01/39, (Pre-refunded 10/01/25) 10/25 at 100.00 N/R  (4) 551,257
725 5.000%, 10/01/39, (Mandatory Put 10/01/25) 10/25 at 100.00 A1   757,139
14,726 California Housing Finance Agency, Municipal Certificate Revenue
Bonds, Class A Series 2021-2, 3.750%, 3/25/35
No Opt. Call AA+   14,616,868
2,910 California Housing Finance Agency, Municipal Certificate Revenue
Bonds, Class A Series 2021-3, 3.250%, 8/20/36 2021
No Opt. Call BBB   2,670,588
5,980 California Infrastructure and Economic Development Bank, Revenue
Bonds, Brightline West Passenger Rail Project, Series 2020A, 3.650%,
1/01/50, (AMT), (Mandatory Put 1/31/24)
5/23 at 100.00 N/R   5,981,495
6,025 California Infrastructure and Economic Development Bank, Revenue
Bonds, J Paul Getty Trust, Refunding Series 2020B-2, 3.000%,
10/01/47, (Mandatory Put 10/01/26)
4/26 at 101.17 AAA   6,102,180
California Municipal Finance Authority, Revenue Bonds,
Linxs APM Project, Senior Lien Series 2018A:
5,950 3.250%, 12/31/32 - AGM Insured, (AMT) 6/28 at 100.00 AA   5,773,285
4,000 5.000%, 12/31/33, (AMT) 6/28 at 100.00 BBB-   4,202,800
5,000 5.000%, 12/31/34, (AMT) 6/28 at 100.00 BBB-   5,227,850
California Pollution Control Financing Authority Water
Furnishing Revenue Bonds (Poseidon Resources
(Channelside) LP Desalination Project), Series 2023
(AMT):
2,590 5.000%, 7/01/34, (AMT), 144A 7/33 at 100.00 BBB   2,808,000
2,500 5.000%, 7/01/35, (AMT), 144A 7/33 at 100.00 BBB   2,682,150
2,500 5.000%, 7/01/36, (AMT), 144A 7/33 at 100.00 BBB   2,652,075
6,050 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Waste Management Inc., Refunding Series 2015A-2,
3.625%, 7/01/27, (AMT)
7/25 at 100.00 A-   5,999,241
24,490 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%,
7/01/25, (AMT)
No Opt. Call A-   24,376,611
12,330 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Waste Management, Inc. Project, Refunding Series
2015B-1, 3.000%, 11/01/25, (AMT)
No Opt. Call A-   12,152,325
California Statewide Communities Development
Authority, California, Revenue Bonds, Loma Linda
University Medical Center, Series 2014A:
5,425 5.250%, 12/01/29 12/24 at 100.00 BB+   5,577,280
7,285 5.250%, 12/01/34 12/24 at 100.00 BB+   7,452,191
California Statewide Communities Development
Authority, California, Revenue Bonds, Loma Linda
University Medical Center, Series 2016A:
1,500 5.000%, 12/01/27, 144A 6/26 at 100.00 BB+   1,553,040

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
84
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 2,695 5.000%, 12/01/31, 144A 6/26 at 100.00 BB+   $ 2,787,816
4,200 5.000%, 12/01/36, 144A 6/26 at 100.00 BB+   4,259,808
California Statewide Communities Development
Authority, California, Revenue Bonds, Loma Linda
University Medical Center, Series 2018A:
885 5.000%, 12/01/28, 144A 6/28 at 100.00 BB   926,365
2,530 5.000%, 12/01/33, 144A 6/28 at 100.00 BB+   2,616,501
3,790 5.250%, 12/01/38, 144A 6/28 at 100.00 BB+   3,891,837
915 California Statewide Communities Development Authority, Revenue
Bonds, Huntington Memorial Hospital, Refunding Series 2014B,
5.000%, 7/01/25, (Pre-refunded 7/01/24)
7/24 at 100.00 N/R  (4) 943,054
905 California Statewide Communities Development Authority, Revenue
Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46,
(Mandatory Put 11/01/29)
No Opt. Call AA-   1,047,447
110 California Statewide Communities Development Authority, Revenue
Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45,
(Mandatory Put 11/01/29)
No Opt. Call AA-   127,314
9 California Statewide Community Development Authority, Revenue
Bonds, Daughters of Charity Health System, Series 2005G, 5.500%,
7/01/24 (6),(7)
1/22 at 100.00 N/R   9,263
2,520 California Statewide Community Development Authority, Revenue
Bonds, Kaiser Permanente System, Variable Rate Demand Obligation
Series 2004M, 5.000%, 4/01/38, (Mandatory Put 11/01/29)
No Opt. Call AA-   2,916,648
5,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Escondido Portfolio, Social Senior Lien
Series 2021A-1, 3.000%, 6/01/48, 144A
6/31 at 100.00 N/R   3,369,550
6,605 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Monterrey Station Apartments, Senior Lien
Series 2021A-1, 3.000%, 7/01/43, 144A
7/32 at 100.00 N/R   5,011,940
4,280 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series
2021A-1, 2.650%, 12/01/46, 144A
12/31 at 100.00 N/R   3,291,149
5,145 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series
2021A-1, 3.000%, 12/01/49
6/32 at 100.00 N/R   3,454,507
El Dorado Union High School District, El Dorado County,
California, General Obligation Bonds, Series 2020:
1,430 5.000%, 8/01/33 - AGM Insured 8/27 at 100.00 AA   1,576,060
2,200 5.000%, 8/01/34 - AGM Insured 8/27 at 100.00 AA   2,421,716
2,280 5.000%, 8/01/35 - AGM Insured 8/27 at 100.00 AA   2,497,307
8,715 Golden State Tobacco Securitization Corporation, California, Tobacco
Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-
2, 0.000%, 6/01/66
12/31 at 27.75 N/R   885,183
4,125 Golden State Tobacco Securitization Corporation, California, Tobacco
Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%,
6/01/51
12/31 at 100.00 BBB+   4,319,370
1,300 Grant Joint Union High School District, Sacramento County, California,
General Obligation Bonds, Capital Appreciation Election 2006 Series
2008, 0.000%, 8/01/26 - AGM Insured
No Opt. Call A1   1,179,022
Lake Elsinore Public Financing Authority, California, Local
Agency Revenue Bonds, Canyon Hills Improvement Area
A & C, Series 2014C:
1,000 5.000%, 9/01/30 9/24 at 100.00 N/R   1,025,810
1,015 5.000%, 9/01/32 9/24 at 100.00 N/R   1,040,740
465 5.000%, 9/01/34 9/24 at 100.00 N/R   476,067

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 1,825 Lake Elsinore Redevelopment Agency, California, Special Tax Bonds,
Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 -
AGM Insured
5/23 at 100.00 AA   $ 1,827,044
2,015 Las Virgenes Unified School District, Los Angeles County, California,
General Obligation Bonds, 2006 Election, Series 2009B, 0.000%,
8/01/27
No Opt. Call Aa1   1,782,872
500 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Refunding & Subordinate Green Series
2023A, 4.125%, 5/15/43, (AMT) (WI/DD, Settling 5/11/23)
5/33 at 100.00 AA-   488,200
6,000 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2018D,
5.000%, 5/15/25, (AMT)
No Opt. Call AA-   6,244,200
7,415 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2022A,
5.000%, 5/15/26, (AMT)
No Opt. Call AA-   7,854,635
5,000 Los Angeles Department of Water and Power, California, Power System
Revenue Bonds, Series 2014B, 5.000%, 7/01/43
1/24 at 100.00 Aa2   5,060,000
Los Angeles, California, Special Tax Bonds, Community
Facilities District 4, Playa Vista Phase I, Series 2014:
1,060 5.000%, 9/01/24 No Opt. Call A+   1,093,040
1,240 5.000%, 9/01/25 9/24 at 100.00 A+   1,282,606
1,010 5.000%, 9/01/26 9/24 at 100.00 A+   1,047,451
400 Menifee Union School District Public Financing Authority, California,
Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 - BAM
Insured
9/25 at 100.00 AA   423,860
5,440 Mount San Antonio Community College District, Los Angeles County,
California, General Obligation Bonds, Election of 2008, Series 2013A,
0.000%, 8/01/28 (8)
2/28 at 100.00 Aa1   6,073,706
11,480 M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup
Prepay Contracts, Series 2009A, 6.125%, 11/01/29
No Opt. Call A   12,553,724
9,140 M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup
Prepay Contracts, Series 2009C, 6.125%, 11/01/29
No Opt. Call A   9,994,864
8,040 Palomar Pomerado Health, California, General Obligation Bonds,
Convertible Capital Appreciation, Election 2004 Series 2010A,
6.750%, 8/01/40
8/30 at 100.00 A1   9,449,894
4,085 Palomar Pomerado Health, California, General Obligation Bonds, Series
2009A, 0.000%, 8/01/23 - AGC Insured
No Opt. Call AA   4,043,905
5,355 Poway Unified School District, San Diego County, California, General
Obligation Bonds, School Facilities Improvement District 2007-1,
Series 2011A, 0.000%, 8/01/34
No Opt. Call Aa2   3,715,085
2,410 Riverside County Redevelopment Agency Successor Agency, California,
Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 -
AGM Insured
10/24 at 100.00 AA   2,423,424
Riverside County Redevelopment Agency, California,
Tax Allocation Bonds, Jurupa Valley Project Area, Series
2011B:
2,115 0.000%, 10/01/34 No Opt. Call A+   1,411,255
2,000 0.000%, 10/01/36 No Opt. Call A+   1,200,220
14,515 San Diego Association of Governments, California, Capital Grants
Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green
Series 2019B, 1.800%, 11/15/27
11/26 at 100.00 A-   13,973,155
5,825 San Francisco Airport Commission, California, Revenue Bonds, San
Francisco International Airport, Refunding Second Series 2023A,
5.000%, 5/01/28, (AMT)
No Opt. Call A1   6,334,338

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
86
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
San Joaquin Hills Transportation Corridor Agency,
Orange County, California, Toll Road Revenue Bonds,
Refunding Senior Lien Series 2014A:
$ 5,075 5.000%, 1/15/29, (Pre-refunded 1/15/25) 1/25 at 100.00 A  (4) $ 5,316,824
21,260 5.000%, 1/15/34, (Pre-refunded 1/15/25) 1/25 at 100.00 A  (4) 22,273,039
Santa Ana Financing Authority, California, Lease Revenue
Bonds, Police Administration and Housing Facility, Series
1994A:
980 6.250%, 7/01/24, (ETM) No Opt. Call Baa2  (4) 1,006,186
1,635 6.250%, 7/01/24 No Opt. Call Baa2   1,678,769
2,030 Victor Elementary School District, San Bernardino County, California,
General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 - FGIC
Insured
No Opt. Call Aa3   2,010,471
3,000 Victor Valley Union High School District, San Bernardino County,
California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31
- AGC Insured
8/26 at 100.00 AA   3,337,260
Washington Township Health Care District, California,
Revenue Bonds, Refunding Series 2015A:
1,540 5.000%, 7/01/24 No Opt. Call Baa2   1,571,632
1,415 5.000%, 7/01/25 No Opt. Call Baa2   1,458,865
1,450 3.250%, 7/01/27 7/25 at 100.00 Baa2   1,424,176
1,435 3.500%, 7/01/28 7/25 at 100.00 Baa2   1,429,403
1,355 3.750%, 7/01/29 7/25 at 100.00 Baa2   1,358,699
2,500 West Contra Costa Unified School District, Contra Costa County,
California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25
No Opt. Call AA-   2,694,375
Total California 331,397,206
Colorado - 2.6%
2,955 Aerotropolis Regional Transportation Authority, Colorado, Special
Revenue Bonds, Series 2021, 4.250%, 12/01/41
12/26 at 103.00 N/R   2,389,561
Arapahoe County School District 6, Littleton, Colorado,
General Obligation Bonds, Series 2019A:
1,650 5.500%, 12/01/32 12/28 at 100.00 Aa1   1,918,009
1,250 5.500%, 12/01/33 12/28 at 100.00 Aa1   1,449,275
9,355 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29,
144A
5/23 at 103.00 N/R   9,264,163
1,115 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/29
12/25 at 103.00 N/R   1,038,656
10,000 Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior
Series 2017, 4.000%, 6/30/51, (AMT)
12/27 at 100.00 A   9,123,200
Colorado Educational and Cultural Facilities Authority,
Revenue Bonds, Regis University Project, Refunding
Series 2016:
1,910 5.000%, 10/01/25 No Opt. Call Baa3   1,947,302
1,235 5.000%, 10/01/30 10/25 at 100.00 Baa3   1,258,403
1,715 3.125%, 10/01/31 10/25 at 100.00 Baa3   1,561,868
5,005 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
AdventHealth Obligated Group, Series 2019A, 5.000%, 11/15/39
11/29 at 100.00 AA   5,473,668
1,885 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/31
8/29 at 100.00 A-   2,070,748
Colorado Health Facilities Authority, Colorado, Revenue
Bonds, CommonSpirit Health, Series 2019A-2:
4,010 5.000%, 8/01/25 No Opt. Call A-   4,174,570

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 2,045 5.000%, 8/01/30 8/29 at 100.00 A-   $ 2,254,204
5,000 5.000%, 8/01/31 8/29 at 100.00 A-   5,492,700
6,375 5.000%, 8/01/33 8/29 at 100.00 A-   6,953,404
12,305 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49, (Mandatory
Put 8/01/25)
2/25 at 100.00 A-   12,717,464
35,215 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49, (Mandatory
Put 8/01/26)
2/26 at 100.00 A-   36,948,987
2,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Covenant Living Communities & Services, Series 2020A, 4.000%,
12/01/40
12/27 at 103.00 A-   1,765,700
370 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Evangelical Lutheran Good Samaritan Society Project, Series 2013,
5.500%, 6/01/33, (Pre-refunded 6/01/23)
6/23 at 100.00 N/R  (4) 371,669
14,655 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Parkview Medical Center, Series 2016, 3.125%, 9/01/42
9/26 at 100.00 Baa1   11,239,359
Colorado Health Facilities Authority, Colorado, Revenue
Bonds, SCL Health System, Refunding Series 2019A:
5,000 4.000%, 1/01/37 1/30 at 100.00 AA+   5,118,700
8,815 4.000%, 1/01/38 1/30 at 100.00 AA+   8,957,098
5,300 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters
of Charity of Leavenworth Health Services Corporation, Series 2013A,
5.500%, 1/01/35, (Pre-refunded 1/01/24)
1/24 at 100.00 AA+  (4) 5,409,922
2,755 Colorado Housing and Finance Authority, Single Family Mortgage
Bonds, Class I Series 2021E, 2.125%, 11/01/42
5/30 at 100.00 AAA   2,018,506
6,510 Colorado Housing and Finance Authority, Single Family Mortgage
Bonds, Class I Series 2021H, 2.000%, 5/01/42
5/30 at 100.00 AAA   4,706,339
1,500 Delta County Memorial Hospital District, Colorado, Enterprise Revenue
Bonds, Refunding Series 2010, 5.500%, 9/01/25
5/23 at 100.00 N/R   1,441,890
Denver City and County, Colorado, Airport System
Revenue Bonds, Series 2022D:
1,705 5.750%, 11/15/34, (AMT) 11/32 at 100.00 AA-   2,056,025
830 5.750%, 11/15/35, (AMT) 11/32 at 100.00 AA-   990,838
15,000 Denver City and County, Colorado, Airport System Revenue Bonds,
Subordinate Lien Series 2018A, 5.000%, 12/01/24, (AMT)
No Opt. Call A+   15,493,200
10,270 Denver City and County, Colorado, Special Facilities Airport Revenue
Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%,
10/01/32, (AMT)
10/23 at 100.00 BB-   10,117,593
Denver Convention Center Hotel Authority, Colorado,
Revenue Bonds, Convention Center Hotel, Refunding
Senior Lien Series 2016:
1,500 5.000%, 12/01/31 12/26 at 100.00 Baa2   1,554,105
500 5.000%, 12/01/32 12/26 at 100.00 Baa2   516,640
645 5.000%, 12/01/33 12/26 at 100.00 Baa2   664,195
360 Denver Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, 9th and Colorado Urban Redevelopement Area, Series
2018A, 5.250%, 12/01/39, 144A
12/23 at 103.00 N/R   363,092
1,850 Denver Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A,
5.250%, 12/01/39, 144A
12/23 at 103.00 N/R   1,868,223
5,900 Falcon Area Water and Wastewater Authority (El Paso County,
Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34,
144A
9/27 at 103.00 N/R   5,969,561

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
88
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 1,040 Peak Metropolitan District 1, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Series 2021A,
4.000%, 12/01/35, 144A
3/26 at 103.00 N/R   $ 884,551
3,945 Peak Metropolitan District 3, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Convertible Capital
Appreciation Bonds, Series 2022A-2, 7.750%, 12/01/42
12/27 at 81.99 N/R   2,207,030
380 Prairie Center Metropolitan District 7, Brighton, Adams County,
Colorado, Limited Tax General Obligation Bonds, Series 2020,
4.125%, 12/15/36
12/25 at 103.00 N/R   334,909
750 Rampart Range Metropolitan District 5, Lone Tree, Douglas County,
Colorado, Limited Tax Supported and Special Revenue Bonds, Series
2021, 4.000%, 12/01/36
10/26 at 102.00 N/R   630,855
Regional Transportation District, Colorado, Private
Activity Bonds, Denver Transit Partners Eagle P3 Project,
Series 2020A:
600 5.000%, 1/15/28 No Opt. Call A-   641,526
550 5.000%, 7/15/28 No Opt. Call A-   591,877
750 5.000%, 1/15/29 No Opt. Call A-   811,387
500 5.000%, 7/15/29 No Opt. Call A-   543,960
555 5.000%, 1/15/30 No Opt. Call A-   606,149
445 5.000%, 7/15/30 No Opt. Call A-   488,468
1,035 5.000%, 1/15/31 No Opt. Call A-   1,141,884
3,400 4.000%, 7/15/40 No Opt. Call A-   3,257,642
Riverwalk Metropolitan District 2, Glendale, Arapahoe
County, Colorado, Special Revenue Bonds, Series
2022A:
2,100 4.500%, 12/01/32 3/27 at 103.00 N/R   1,893,675
9,095 5.000%, 12/01/42 3/27 at 103.00 N/R   8,218,333
1,000 Spring Mesa Metropolitan District, Jefferson County, Colorado, General
Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 - AGC
Insured
12/25 at 100.00 AA   946,900
730 Transport Metropolitan District 3, In the City of Aurora, Adams County,
Colorado, General Obligation Limited Bonds, Series 2021A-1,
5.000%, 12/01/41
3/26 at 103.00 N/R   653,175
1,025 West Globeville Metropolitan District 1, Denver, Colorado, General
Obligation Limited Tax Bonds, Series 2022, 6.250%, 12/01/32
12/29 at 103.00 N/R   994,588
Total Colorado 211,505,746
Connecticut - 1.5%
3,140 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Hartford HealthCare Issue, Series 2020A, 4.000%, 7/01/36
1/30 at 100.00 A+   3,144,176
1,965 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53,
(Mandatory Put 1/01/25)
10/24 at 100.93 A+   2,034,070
Connecticut Health and Educational Facilities Authority,
Revenue Bonds, Nuvance Health Series 2019A:
2,665 4.000%, 7/01/34 7/29 at 100.00 BBB+   2,564,476
10,490 4.000%, 7/01/35 7/29 at 100.00 BBB+   10,041,028
5,000 4.000%, 7/01/36 7/29 at 100.00 BBB+   4,753,950
Connecticut Health and Educational Facilities Authority,
Revenue Bonds, Stamford Hospital, Series 2021L-1:
700 4.000%, 7/01/26 No Opt. Call BBB+   710,500
925 4.000%, 7/01/27 No Opt. Call BBB+   943,167
775 4.000%, 7/01/28 No Opt. Call BBB+   793,701
600 4.000%, 7/01/29 No Opt. Call BBB+   616,320

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Connecticut (continued)
$ 14,065 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale University, Series 2014A, 2.800%, 7/01/48, (Mandatory
Put 2/10/26)
No Opt. Call AAA   $ 13,995,238
5,640 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale University, Series 2016A-2, 2.000%, 7/01/42, (Mandatory
Put 7/01/26)
No Opt. Call AAA   5,415,415
8,610 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37, (Mandatory
Put 7/03/23)
No Opt. Call AAA   8,553,260
7,735 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49,
(Mandatory Put 7/01/24)
1/24 at 100.00 AA-   7,545,802
1,170 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2018D-1, 4.000%, 11/15/38
11/27 at 100.00 AAA   1,176,985
895 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2019B-1, 3.300%, 11/15/39
11/28 at 100.00 AAA   850,903
1,540 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2019E-1, 2.850%, 11/15/39
11/28 at 100.00 AAA   1,287,194
5,570 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2019F-1, 2.750%, 11/15/37
11/28 at 100.00 AAA   4,706,204
Connecticut Housing Finance Authority, Housing
Mortgage Finance Program Bonds, Series 2020A-1:
5,195 2.450%, 5/15/38 5/29 at 100.00 AAA   4,337,254
5,125 3.500%, 11/15/45 5/29 at 100.00 AAA   5,099,375
5,000 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2020D-1, 2.350%, 11/15/40
5/30 at 100.00 AAA   3,769,750
2,850 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2020E-1, 2.350%, 11/15/40
5/30 at 100.00 AAA   2,184,268
10,700 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2020E-3, 1.850%, 5/15/38
5/30 at 100.00 AAA   7,656,171
11,105 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2021B-1, 2.100%, 11/15/40
11/30 at 100.00 AAA   8,089,881
22,870 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Social Series 2021D-1, 2.300%, 11/15/41
11/30 at 100.00 AAA   17,340,263
1,790 Connecticut State, Special Tax Obligation Bonds, Transportation
Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23
No Opt. Call AA   1,811,534
585 Steel Point Infrastructure Improvement District, Connecticut, Special
Obligation Revenue Bonds, Steelpointe Harbor Project, Series 2021,
4.000%, 4/01/41
4/30 at 100.00 N/R   478,577
Total Connecticut 119,899,462
Delaware - 0.3%
18,440 Delaware Economic Development Authority, Exempt Facility Revenue
Bonds, NRG Energy Project, Refunding Series 2020A, 1.250%,
10/01/45, (Mandatory Put 10/01/25)
10/25 at 100.00 BBB-   16,904,870
1,000 Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical
Center Project, Series 2017A, 4.000%, 7/01/35
7/27 at 100.00 AA   1,023,450
3,995 Delaware Health Facilities Authority, Revenue Bonds, Nanticoke
Memorial Hospital, Series 2013, 5.000%, 7/01/28, (Pre-refunded
7/01/23)
7/23 at 100.00 AA-  (4) 4,017,772
Total Delaware 21,946,092

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
90
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
District of Columbia - 1.4%
$ 3,880 District of Columbia Student Dormitory Revenue Bonds, Provident
Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30
4/23 at 100.00 BB-   $ 3,880,039
1,150 District of Columbia Tobacco Settlement Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33
No Opt. Call A2   1,176,094
159,565 District of Columbia Tobacco Settlement Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46
5/23 at 24.10 N/R   36,591,446
Metropolitan Washington Airports Authority, District
of Columbia, Dulles Toll Road Revenue Bonds, Dulles
Metrorail & Capital Improvement Projects, Refunding
First Senior Lien Series 2019A:
1,250 5.000%, 10/01/33 10/28 at 100.00 A   1,382,150
1,750 5.000%, 10/01/34 10/28 at 100.00 A   1,932,052
2,025 5.000%, 10/01/35 10/28 at 100.00 A   2,217,335
5,225 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Forward Delivery Refunding Series 2020A, 5.000%,
10/01/23, (AMT)
No Opt. Call AA-   5,269,935
Metropolitan Washington D.C. Airports Authority, Airport
System Revenue Bonds, Refunding Series 2014A:
5,000 5.000%, 10/01/29, (AMT) 10/24 at 100.00 AA-   5,097,400
2,595 5.000%, 10/01/31, (AMT) 10/24 at 100.00 AA-   2,642,514
1,910 5.000%, 10/01/32, (AMT) 10/24 at 100.00 AA-   1,944,170
15,000 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/34, (AMT)
10/24 at 100.00 AA-   15,226,950
4,915 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2015B, 5.000%, 10/01/35, (AMT)
10/25 at 100.00 AA-   5,061,565
5,560 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26, (AMT)
No Opt. Call AA-   5,929,128
8,300 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2021A, 5.000%, 10/01/27, (AMT)
No Opt. Call AA-   8,955,617
Washington Metropolitan Area Transit Authority, District
of Columbia, Dedicated Revenue Bonds, Green Series
2021A:
2,820 5.000%, 7/15/27 No Opt. Call AA   3,126,647
6,910 4.000%, 7/15/34 7/31 at 100.00 AA   7,471,437
1,260 Washington Metropolitan Area Transit Authority, District of Columbia,
Gross Revenue Bonds, Series 2018, 5.000%, 7/01/25
No Opt. Call AA-   1,327,738
Total District of Columbia 109,232,217
Florida - 4.4%
11,195 Broward County School Board, Florida, Certificates of Participation,
Series 2022A, 5.000%, 7/01/26
No Opt. Call Aa3   12,062,724
Broward County, Florida, Airport System Revenue Bonds,
Series 2015A:
10,000 5.000%, 10/01/34, (AMT) 10/25 at 100.00 A+   10,307,900
15,135 5.000%, 10/01/35, (AMT) 10/25 at 100.00 A+   15,553,634
3,215 Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B,
2.250%, 9/01/29, (AMT)
No Opt. Call A1   3,072,800
Cape Coral, Florida, Utility Improvement Assessment
Bonds, Refunding Various Areas Series 2017:
885 2.250%, 9/01/23 - AGM Insured No Opt. Call AA   883,504
1,410 2.500%, 9/01/24 - AGM Insured No Opt. Call AA   1,404,628
1,230 2.750%, 9/01/25 - AGM Insured No Opt. Call AA   1,232,841
855 2.750%, 9/01/26 - AGM Insured No Opt. Call AA   860,891
545 3.000%, 9/01/27 - AGM Insured No Opt. Call AA   550,859

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Cape Coral, Florida, Water and Sewer Revenue Bonds,
Refunding Series 2015:
$ 9,685 5.000%, 10/01/32 10/25 at 100.00 A+   $ 10,176,127
7,325 5.000%, 10/01/33 10/25 at 100.00 A+   7,691,030
4,195 Capital Trust Agency, Florida, Educational Facilities Lease Revenue
Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/35,
144A
7/26 at 100.00 N/R   4,056,817
7,620 Central Florida Expressway Authority, Revenue Bonds, Refunding
Senior Lien Series 2021, 5.000%, 7/01/26 - AGM Insured
No Opt. Call AA   8,245,221
14,645 Citizens Property Insurance Corporation, Florida, Coastal Account
Senior Secured Bonds, Series 2015A-1, 5.000%, 6/01/25
12/24 at 100.00 AA   15,145,859
Collier County Educational Facilities Authority, Florida,
Revenue Bonds, Hodges University, Refunding Series
2013:
485 4.750%, 11/01/23, (ETM) No Opt. Call N/R  (4) 490,510
1,860 6.000%, 11/01/33, (Pre-refunded 11/01/23) 11/23 at 100.00 N/R  (4) 1,894,614
370 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Classical Preparatory Incorporated Project, Series
2017A, 5.000%, 6/15/27, 144A
6/26 at 100.00 N/R   369,970
1,155 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Mater Academy Projects, Series 2020A, 5.000%,
6/15/35
6/27 at 100.00 BBB   1,170,847
30,000 Florida Development Finance Corporation, Florida, Surface
Transportation Facility Revenue Bonds, Brightline Passenger Rail
Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A
1/24 at 107.00 N/R   27,720,900
Florida Development Finance Corporation, Florida,
Surface Transportation Facility Revenue Bonds, Virgin
Trains USA Passenger Rail Project, Series 2019A:
24,240 6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A 5/23 at 101.00 N/R   24,000,266
44,460 6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A 5/23 at 102.00 N/R   42,027,149
30,650 6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A 5/23 at 102.00 N/R   28,574,382
14,850 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%,
7/01/57, (AMT), (Mandatory Put 8/15/24)
5/23 at 100.00 N/R   14,665,563
25,965 Florida Development Finance Corporation, Revenue Bonds, Brightline
Passenger Rail Expansion Project, Series 2022A, 7.250%, 7/01/57,
(AMT), (Mandatory Put 10/03/23), 144A
5/23 at 103.00 N/R   26,170,643
Florida Higher Educational Facilities Financing Authority,
Revenue Bonds, Nova Southeastern University Project,
Refunding Series 2016:
1,305 5.000%, 4/01/32 4/26 at 100.00 A   1,368,162
1,885 5.000%, 4/01/33 4/26 at 100.00 A   1,974,330
6,015 5.000%, 4/01/34 4/26 at 100.00 A   6,294,517
4,290 5.000%, 4/01/35 4/26 at 100.00 A   4,474,256
805 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Series 2017-1, 3.600%, 7/01/37
1/27 at 100.00 Aaa   791,460
1,915 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Series 2018-2, 4.050%, 7/01/38
1/28 at 100.00 Aaa   1,883,345
4,470 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Series 2019-1, 3.000%, 7/01/39
7/28 at 100.00 Aaa   4,282,573
7,890 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Social Series 2021-2, 2.050%, 7/01/41
7/30 at 100.00 Aaa   5,692,004
1,465 Florida Municipal Power Agency, Power Supply Revenue Bonds, All
Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30
10/26 at 100.00 AA-   1,566,275

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
92
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 5,105 JEA, Florida, Electric System Revenue Bonds, Subordinated Series
Three 2020A, 5.000%, 10/01/27
No Opt. Call AA   $ 5,675,637
6,020 Miami-Dade County Educational Facilities Authority, Florida, Revenue
Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35
4/25 at 100.00 A2   6,202,105
5,060 Miami-Dade County Educational Facilities Authority, Florida, Revenue
Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53
4/28 at 100.00 A2   5,272,419
Miami-Dade County Expressway Authority, Florida, Toll
System Revenue Bonds, Refunding Series 2014B:
2,830 5.000%, 7/01/24 No Opt. Call A   2,909,749
2,175 5.000%, 7/01/27 7/24 at 100.00 A   2,225,286
11,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series
2014A, 5.000%, 10/01/35, (AMT)
10/24 at 100.00 A2   11,098,120
7,645 Orange County Health Facilities Authority Revenue Bonds, Florida,
Presbyterian Retirement Communities Obligated Group Project,
Series 2023A, 4.000%, 8/01/36 (WI/DD, Settling 5/03/23)
8/30 at 103.00 A-   7,045,250
Orlando, Florida, Tourist Development Tax Revenue
Bonds, 6th Cent Contract Payments, Refunding Senior
Series 2017A:
4,000 5.000%, 11/01/32 - AGM Insured 11/27 at 100.00 AA   4,379,240
2,015 5.000%, 11/01/34 - AGM Insured 11/27 at 100.00 AA   2,206,344
1,000 Osceola County, Florida, Transportation Revenue Bonds, Osceola
Parkway, Refunding & Improvement Series 2019A-1, 5.000%,
10/01/49
10/29 at 100.00 BBB+   1,007,150
2,525 Palm Beach County Health Facilities Authority, Florida, Hospital
Revenue Bonds, BRCH Corporation Obligated Group, Refunding
Series 2014, 5.000%, 12/01/31, (Pre-refunded 12/01/24)
12/24 at 100.00 N/R  (4) 2,621,329
4,200 Pompano Beach, Florida, Revenue Bonds, John Knox Village of Florida
Incorporated Project, Series 2021B-1, 2.000%, 1/01/29
No Opt. Call BBB   3,532,578
Seminole County Industrial Development Authority,
Florida, Educational Facilities Revenue Bonds, Galileo
Schools for Gifted Learning, Series 2021A:
315 4.000%, 6/15/36, 144A 6/31 at 100.00 Ba1   272,122
425 4.000%, 6/15/41, 144A 6/31 at 100.00 Ba1   349,257
4,840 South Florida Water Management District, Certificates of Participation,
Series 2015, 5.000%, 10/01/33
4/26 at 100.00 AA   5,135,482
1,700 Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H.
Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/34
9/30 at 86.77 A1   1,114,588
Total Florida 347,703,257
Georgia - 2.0%
Atlanta, Georgia, Airport Passenger Facilities Charge and
General Revenue Bonds, Refunding Subordinate Lien
Series 2014A:
11,070 5.000%, 1/01/27 1/24 at 100.00 AA-   11,257,526
4,350 5.000%, 1/01/29 1/24 at 100.00 AA-   4,423,210
7,075 5.000%, 1/01/30 1/24 at 100.00 AA-   7,188,059
1,625 Burke County Development Authority, Georgia, Pollution Control
Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series
2013A, 1.500%, 1/01/40, (Mandatory Put 2/03/25)
No Opt. Call BBB+   1,548,901
3,670 Fulton County Residential Care Facilities Elderly Authority, Georgia,
Revenue Bonds, Canterbury Court Project Entrance Fee , Series
2021B. TEMPS-80, 2.250%, 10/01/28, 144A
10/23 at 100.00 N/R   3,090,911

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Georgia (continued)
Georgia Housing and Finance Authority, Single Family
Mortgage Bonds, Series 2018A:
$ 1,315 3.600%, 12/01/33 6/27 at 100.00 AAA   $ 1,292,750
1,235 3.850%, 12/01/38 6/27 at 100.00 AAA   1,222,761
Georgia Housing and Finance Authority, Single Family
Mortgage Bonds, Series 2019A:
2,940 3.050%, 12/01/34 6/28 at 100.00 AAA   2,796,469
4,000 3.350%, 12/01/39 6/28 at 100.00 AAA   3,655,720
8,285 Georgia Housing and Finance Authority, Single Family Mortgage
Bonds, Series 2019B, 2.950%, 12/01/39
12/28 at 100.00 AAA   7,110,187
4,250 Georgia Housing and Finance Authority, Single Family Mortgage
Bonds, Series 2021A, 2.400%, 12/01/41
12/30 at 100.00 AAA   3,261,450
960 Georgia Housing and Finance Authority, Single Family Mortgage
Bonds, Series 2023A, 4.150%, 12/01/38
6/32 at 100.00 AAA   982,262
5,765 Georgia Housing and Finance Authority, Single Family Mortgage
Bonds, Sub Series 2015A-1, 3.700%, 12/01/35
12/24 at 100.00 AAA   5,623,008
Georgia Ports Authority, Revenue Bonds, Series 2022:
3,000 5.000%, 7/01/34 7/32 at 100.00 AA   3,608,610
3,375 5.000%, 7/01/35 7/32 at 100.00 AA   4,021,076
1,475 5.000%, 7/01/36 7/32 at 100.00 AA   1,739,350
17,500 Gwinnett County School District, Georgia, General Obligation Bonds,
Sales Tax Series 2022B, 5.000%, 8/01/25
No Opt. Call AAA   18,537,400
26,605 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2019B, 4.000%, 8/01/49, (Mandatory Put 12/02/24)
9/24 at 100.43 Aa2   26,752,392
6,990 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2021A, 4.000%, 7/01/52, (Mandatory Put 9/01/27)
6/27 at 100.65 Aa1   6,990,349
10,650 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022A, 4.000%, 9/01/52, (Mandatory Put 12/01/29)
9/29 at 100.28 A3   10,419,215
3,250 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022B, 5.000%, 12/01/52, (Mandatory Put 6/01/29)
3/29 at 100.24 A3   3,379,253
18,400 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022C, 4.000%, 8/01/52, (Mandatory Put 11/01/27), 144A
5/27 at 100.81 BBB-   17,555,256
10,000 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2023A, 5.000%, 6/01/53, (Mandatory Put 6/01/30)
3/30 at 100.20 A3   10,438,000
4,800 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2023B, 5.000%, 7/01/53, (Mandatory Put 3/01/30)
12/29 at 100.31 Aa1   5,083,440
Total Georgia 161,977,555
Guam - 0.1%
4,070 Guam Government Waterworks Authority, Water and Wastewater
System Revenue Bonds, Series 2013, 5.500%, 7/01/43, (Pre-refunded
7/01/23)
7/23 at 100.00 A-  (4) 4,097,066
Total Guam 4,097,066
Hawaii - 0.8%
10,780 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects,
Refunding Series 2019, 3.200%, 7/01/39
7/29 at 100.00 A-   9,181,434
10,185 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects,
Series 2017A, 3.100%, 5/01/26, (AMT)
No Opt. Call A-   9,981,911

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
94
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Hawaii (continued)
Hawaii Department of Budget and Finance, Special
Purpose Revenue Bonds, Queens Health Systems, Series
2015A:
$ 5,515 5.000%, 7/01/26 7/25 at 100.00 AA   $ 5,795,658
4,510 5.000%, 7/01/27 7/25 at 100.00 AA   4,741,363
7,825 5.000%, 7/01/28 7/25 at 100.00 AA   8,225,562
9,180 5.000%, 7/01/29 7/25 at 100.00 AA   9,646,069
15,425 HAWAIIAN ELECTRIC COMPANY INC. and Its Subsidiaries, Special
Purpose Revenue Bonds, Department of Budget and Finance of the
State of Hawaii, Series 2015, 3.250%, 1/01/25, (AMT)
No Opt. Call A-   15,297,435
Total Hawaii 62,869,432
Idaho - 0.4%
560 Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance
Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32, (AMT)
9/25 at 100.00 A2   562,514
2,205 Boise City, Idaho, Airport Revenue Bonds, Employee Parking Facilities
Project, Series 2021B, 4.000%, 9/01/46, (AMT)
9/31 at 100.00 A1   2,080,395
2,540 Boise City, Idaho, Airport Revenue Bonds, Public Parking Facilities
Project, Refunding Series 2021A, 5.000%, 9/01/46
9/31 at 100.00 A1   2,752,115
1,100 Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health
System Project, Series 2014A, 4.125%, 3/01/37
3/24 at 100.00 A   1,100,880
1,000 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Victory Charter School, Inc. Project, Refunding Series 2016A,
5.000%, 7/01/39, 144A
7/26 at 100.00 BBB-   1,020,110
950 Idaho Housing and Finance Association, Single Family Mortgage
Revenue Bonds, Series 2019C, 2.900%, 7/01/39
1/29 at 100.00 Aa1   865,270
12,005 Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch
Corporation Project, Refunding Series 2016, 2.750%, 10/01/24
No Opt. Call BBB-   11,839,211
14,190 Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special
Assessment Bonds, Series 2021, 3.750%, 9/01/51, 144A
12/26 at 103.00 N/R   10,380,269
Total Idaho 30,600,764
Illinois - 10.3%
900 Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev
Project, Senior Lien Series 2016, 4.000%, 1/01/24
5/23 at 100.00 N/R   894,492
4,700 Berwyn, Cook County, Illinois, General Obligation Bonds, Series 2014A,
5.000%, 12/01/34
12/24 at 100.00 BBB   4,738,352
Bolingbrook, Will and DuPage Counties, Illinois, General
Obligation Bonds, Refunding Series 2013A:
2,800 0.000%, 1/01/30, (Pre-refunded 7/01/23) 7/23 at 72.73 A2  (4) 2,022,636
2,550 0.000%, 1/01/31, (Pre-refunded 7/01/23) 7/23 at 68.95 A2  (4) 1,746,291
2,760 0.000%, 1/01/32, (Pre-refunded 7/01/23) 7/23 at 65.29 A2  (4) 1,789,750
4,000 0.000%, 1/01/33, (Pre-refunded 7/01/23) 7/23 at 61.69 A2  (4) 2,450,960
Cary, Illinois, Special Tax Bonds, Special Service Area 1,
Refunding Series 2016:
440 2.350%, 3/01/24 - BAM Insured No Opt. Call AA   436,845
944 2.700%, 3/01/26 - BAM Insured 3/25 at 100.00 AA   943,217
1,030 2.900%, 3/01/28 - BAM Insured 3/25 at 100.00 AA   1,034,645
951 3.050%, 3/01/30 - BAM Insured 3/25 at 100.00 AA   952,835
Cary, Illinois, Special Tax Bonds, Special Service Area 2,
Refunding Series 2016:
603 2.350%, 3/01/24 - BAM Insured No Opt. Call AA   598,677
932 2.700%, 3/01/26 - BAM Insured 3/25 at 100.00 AA   931,226
1,395 2.900%, 3/01/28 - BAM Insured 3/25 at 100.00 AA   1,401,292
1,423 3.050%, 3/01/30 - BAM Insured 3/25 at 100.00 AA   1,425,746

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 29,585 Chicago Board of Education, Illinois, Dedicated Capital Improvement
Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46
4/27 at 100.00 A   $ 31,134,662
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2017:
1,860 5.000%, 4/01/33 4/27 at 100.00 A   1,919,297
1,000 5.000%, 4/01/42 4/27 at 100.00 A   1,006,740
1,150 Chicago Board of Education, Illinois, Dedicated Capital Improvement
Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37
4/28 at 100.00 A   1,183,787
10,900 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42,
144A
12/27 at 100.00 BB+   11,898,985
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125 5.000%, 12/01/27 No Opt. Call BB+   3,263,375
12,385 5.000%, 12/01/30 12/27 at 100.00 BB+   12,861,203
2,600 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31
12/27 at 100.00 BB+   2,697,916
2,700 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34
12/27 at 100.00 BB+   2,780,568
8,925 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36
12/27 at 100.00 BB+   9,094,932
1,500 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2018A, 5.000%, 12/01/35
12/28 at 100.00 BB+   1,533,240
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Refunding Series 2018C:
2,885 5.000%, 12/01/23 No Opt. Call BB+   2,903,031
2,300 5.000%, 12/01/24 No Opt. Call BB+   2,338,640
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Refunding Series 2019A:
1,860 0.000%, 12/01/25 No Opt. Call BB+   1,685,532
2,545 0.000%, 12/01/26 No Opt. Call BB+   2,222,676
19,585 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A
12/27 at 100.00 BB+   21,260,693
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Series 2021A:
1,000 5.000%, 12/01/33 12/30 at 100.00 BB+   1,049,860
5,300 5.000%, 12/01/36 12/30 at 100.00 BB+   5,428,101
5,950 Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds,
Second Lien Series 2020A, 5.000%, 12/01/45
12/29 at 100.00 A+   6,182,645
Chicago, Illinois, General Airport Revenue Bonds,
O'Hare International Airport, Refunding Senior Lien
Series 2015A:
5,720 5.000%, 1/01/33 1/25 at 100.00 A+   5,847,442
4,225 5.000%, 1/01/34 1/25 at 100.00 A+   4,315,246
Chicago, Illinois, General Airport Revenue Bonds,
O'Hare International Airport, Senior Lien Series 2018B:
2,500 5.000%, 1/01/36 1/29 at 100.00 A+   2,746,575
3,000 5.000%, 1/01/37 1/29 at 100.00 A+   3,266,340
4,000 5.000%, 1/01/38 1/29 at 100.00 A+   4,320,960
1,000 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Senior Lien Series 2022A, 4.500%, 1/01/48
1/31 at 100.00 A+   1,001,110
3,320 Chicago, Illinois, General Obligation Bonds, Chicago Works Series
2023A, 5.250%, 1/01/38
1/32 at 100.00 BBB+   3,567,606

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
96
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 17,865 Chicago, Illinois, General Obligation Bonds, Project & Refunding Series
2017A, 6.000%, 1/01/38
1/27 at 100.00 BBB+   $ 19,100,365
Chicago, Illinois, General Obligation Bonds, Refunding
Series 2016C:
7,600 5.000%, 1/01/24 No Opt. Call BBB+   7,679,496
4,440 5.000%, 1/01/25 No Opt. Call BBB+   4,543,763
2,045 5.000%, 1/01/26 No Opt. Call BBB+   2,117,904
Chicago, Illinois, Midway Airport Revenue Bonds,
Refunding Second Lien Series 2014A:
3,330 5.000%, 1/01/27 1/24 at 100.00 A   3,361,868
9,985 5.000%, 1/01/28 1/24 at 100.00 A   10,074,965
1,525 Cook County Community College District 508, Illinois, General
Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%,
12/01/24
12/23 at 100.00 A+   1,537,139
6,075 Cook County, Illinois, General Obligation Bonds, Refunding Series
2021A, 5.000%, 11/15/26
No Opt. Call AA-   6,551,159
3,440 Cook County, Illinois, Sales Tax Revenue Bonds, Series 2021A, 4.000%,
11/15/41
11/30 at 100.00 AA-   3,409,659
4,010 DuPage County School District 58 Downers Grove, Illinois, General
Obligation Bonds,  School Series 2022, 5.250%, 12/15/39
12/32 at 100.00 Aa1   4,608,934
Effingham and Clay Counties Community Unit School
District Number 40, Effingham,  Illinois, General
Obligation Bonds, School Series 2019A:
1,000 4.000%, 12/01/30 - BAM Insured 12/27 at 100.00 AA   1,062,290
1,000 4.000%, 12/01/34 - BAM Insured 12/27 at 100.00 AA   1,044,290
1,395 4.000%, 12/01/35 - BAM Insured 12/27 at 100.00 AA   1,448,889
1,455 4.000%, 12/01/36 - BAM Insured 12/27 at 100.00 AA   1,499,319
500 Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding
Series 2017, 2.800%, 3/01/25 - BAM Insured
No Opt. Call AA   499,755
Huntley, Illinois, Special Tax Bonds, Special Service Area
9, Refunding Series 2017:
922 2.600%, 3/01/24 - BAM Insured No Opt. Call AA   917,998
1,020 3.000%, 3/01/26 - BAM Insured No Opt. Call AA   1,028,956
1,050 3.150%, 3/01/27 - BAM Insured 3/26 at 100.00 AA   1,067,325
6,815 Illinois Finance Authority, Revenue Bonds, Advocate Health Care
Network, Refunding Series 2008A-2, 4.000%, 11/01/30
No Opt. Call AA   6,949,801
7,480 Illinois Finance Authority, Revenue Bonds, Advocate Health Care
Network, Refunding Series 2008A-3, 5.000%, 11/01/30
No Opt. Call AA   7,941,142
1,240 Illinois Finance Authority, Revenue Bonds, Advocate Health Care
Network, Refunding Series 2014, 5.000%, 8/01/23
No Opt. Call AA   1,248,891
8,500 Illinois Finance Authority, Revenue Bonds, Advocate Health Care
Network, Series 2008A-1, 4.000%, 11/01/30
No Opt. Call AA   8,668,555
6,400 Illinois Finance Authority, Revenue Bonds, Ann & Robert H. Lurie
Children's Hospital of Chicago, Refunding Series 2017, 4.000%,
8/15/39
8/27 at 100.00 AA   6,296,960
2,000 Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago,
Series 2016, 5.000%, 3/01/30
3/26 at 100.00 AA   2,126,680
Illinois Finance Authority, Revenue Bonds, Ascension
Health/fkaPresence Health Network, Series 2016C:
2,290 3.625%, 2/15/32 2/27 at 100.00 AA+   2,332,136
10,000 3.750%, 2/15/34 2/27 at 100.00 AA+   10,181,100
30,010 4.000%, 2/15/41 2/27 at 100.00 AA+   29,288,559
70 4.000%, 2/15/41, (Pre-refunded 2/15/27) 2/27 at 100.00 N/R  (4) 73,820
1,505 4.000%, 2/15/41, (Pre-refunded 2/15/27) 2/27 at 100.00 N/R  (4) 1,587,128

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Illinois Finance Authority, Revenue Bonds, Centegra
Health System, Series 2014A:
$ 475 5.000%, 9/01/26, (Pre-refunded 9/01/24) 9/24 at 100.00 N/R  (4) $ 490,608
1,205 5.000%, 9/01/27, (Pre-refunded 9/01/24) 9/24 at 100.00 N/R  (4) 1,244,596
775 5.000%, 9/01/29, (Pre-refunded 9/01/24) 9/24 at 100.00 N/R  (4) 800,467
2,450 5.000%, 9/01/34, (Pre-refunded 9/01/24) 9/24 at 100.00 N/R  (4) 2,530,507
3,015 4.625%, 9/01/39, (Pre-refunded 9/01/24) 9/24 at 100.00 N/R  (4) 3,098,546
7,055 5.000%, 9/01/42, (Pre-refunded 9/01/24) 9/24 at 100.00 N/R  (4) 7,286,827
Illinois Finance Authority, Revenue Bonds, Memorial
Health System, Series 2019:
2,505 5.000%, 4/01/31 4/29 at 100.00 A+   2,736,988
1,300 5.000%, 4/01/32 4/29 at 100.00 A+   1,414,985
4,500 5.000%, 4/01/34 4/29 at 100.00 A+   4,858,425
7,610 5.000%, 4/01/36 4/29 at 100.00 A+   8,080,602
5,395 Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation,
Series 2016, 5.000%, 12/01/24
No Opt. Call A   5,556,472
Illinois Finance Authority, Revenue Bonds, Northwest
Community Hospital, Refunding Series 2016A:
2,370 5.000%, 7/01/33, (Pre-refunded 7/01/26) 7/26 at 100.00 Aa3  (4) 2,562,159
3,170 5.000%, 7/01/34, (Pre-refunded 7/01/26) 7/26 at 100.00 Aa3  (4) 3,427,024
5,000 5.000%, 7/01/35, (Pre-refunded 7/01/26) 7/26 at 100.00 Aa3  (4) 5,405,400
Illinois Finance Authority, Revenue Bonds, OSF
Healthcare System, Series 2015A:
1,000 5.000%, 11/15/27 11/25 at 100.00 A   1,051,680
1,890 5.000%, 11/15/28 11/25 at 100.00 A   1,983,423
2,000 5.000%, 11/15/29 11/25 at 100.00 A   2,093,160
1,000 Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of
Chicago, Series 2013A, 5.500%, 7/01/28
7/23 at 100.00 A   1,002,160
2,950 Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series
2007, 5.400%, 4/01/27
5/23 at 100.00 B   2,904,334
Illinois Finance Authority, Revenue Bonds, Silver Cross
Hospital and Medical Centers, Refunding Series 2015C:
2,215 5.000%, 8/15/35 8/25 at 100.00 A3   2,274,052
5,000 5.000%, 8/15/44 8/25 at 100.00 A3   5,013,550
Illinois FInance Authority, Revenue Bonds, Southern
Illinois Healthcare Enterprises, Inc., Refunding Series
2017C:
1,160 5.000%, 3/01/32 3/27 at 100.00 AA-   1,229,704
2,750 5.000%, 3/01/33 3/27 at 100.00 AA-   2,911,755
1,650 5.000%, 3/01/34 3/27 at 100.00 AA-   1,743,390
1,815 4.000%, 3/01/35 3/27 at 100.00 AA-   1,841,499
3,125 Illinois Finance Authority, Revenue Bonds, University of Chicago
Medicine, Series 2022A, 5.000%, 8/15/52, (Mandatory Put 8/15/27)
5/27 at 100.00 AA-   3,398,063
3,275 Illinois Finance Authority, Revenue Bonds, University of Chicago
Medicine, Series 2022B-1, 5.000%, 8/15/52, (Mandatory Put 8/15/25)
5/25 at 100.00 AA-   3,417,200
21,355 Illinois Housing Development Authority, Revenue Bonds, Green Series
2021B, 2.150%, 10/01/41
4/30 at 100.00 Aaa   15,357,021
560 Illinois Housing Development Authority, Revenue Bonds, Series 2019D,
2.950%, 10/01/39
4/29 at 100.00 Aaa   555,974
Illinois State, General Obligation Bonds, February Series
2014:
5,815 5.000%, 2/01/24 No Opt. Call A-   5,907,517
4,985 5.000%, 2/01/25 2/24 at 100.00 A-   5,057,033
4,675 5.000%, 2/01/26 2/24 at 100.00 A-   4,738,767
6,275 5.000%, 2/01/27 2/24 at 100.00 A-   6,356,387

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
98
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Illinois State, General Obligation Bonds, June Series
2016:
$ 1,000 5.000%, 6/01/28 6/26 at 100.00 A-   $ 1,059,000
3,020 3.500%, 6/01/29 6/26 at 100.00 A-   3,040,113
Illinois State, General Obligation Bonds, May Series
2014:
1,500 5.000%, 5/01/27 5/24 at 100.00 A-   1,525,290
1,000 5.000%, 5/01/28 5/24 at 100.00 A-   1,015,960
1,800 5.000%, 5/01/32 5/24 at 100.00 A-   1,825,110
12,200 Illinois State, General Obligation Bonds, November Series 2016,
5.000%, 11/01/26
No Opt. Call A-   13,047,290
5,125 Illinois State, General Obligation Bonds, November Series 2017C,
5.000%, 11/01/29
11/27 at 100.00 A-   5,549,555
Illinois State, General Obligation Bonds, November
Series 2017D:
26,200 5.000%, 11/01/23 No Opt. Call A-   26,491,868
3,865 5.000%, 11/01/25 No Opt. Call A-   4,058,211
3,590 3.250%, 11/01/26 No Opt. Call A-   3,615,489
10,270 5.000%, 11/01/26 No Opt. Call A-   10,983,252
22,550 5.000%, 11/01/27 No Opt. Call A-   24,490,653
2,000 Illinois State, General Obligation Bonds, November Series 2019B,
5.000%, 11/01/30
11/29 at 100.00 A-   2,225,340
4,000 Illinois State, General Obligation Bonds, Refunding June Series 2022B,
5.000%, 3/01/26
No Opt. Call A-   4,232,560
3,250 Illinois State, General Obligation Bonds, Refunding March Series
2021C, 4.000%, 3/01/24
No Opt. Call A-   3,278,048
1,600 Illinois State, General Obligation Bonds, Refunding September Series
2018B, 5.000%, 10/01/32
10/28 at 100.00 A-   1,746,224
Illinois State, General Obligation Bonds, Series 2013:
5,910 5.500%, 7/01/25 7/23 at 100.00 A-   5,939,255
2,905 5.500%, 7/01/26 7/23 at 100.00 A-   2,919,670
2,130 5.500%, 7/01/27 7/23 at 100.00 A-   2,140,501
7,770 5.250%, 7/01/29 7/23 at 100.00 A-   7,802,090
4,110 Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding
Senior Lien Series 2014A, 5.000%, 1/01/33
5/23 at 100.00 AA-   4,115,672
Illinois Toll Highway Authority, Toll Highway Revenue
Bonds, Refunding Senior Lien Series 2016A:
6,880 5.000%, 12/01/31 1/26 at 100.00 AA-   7,270,853
6,990 5.000%, 12/01/32 1/26 at 100.00 AA-   7,369,836
14,785 Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding
Senior Lien Series 2018A, 5.000%, 1/01/26
No Opt. Call AA-   15,800,138
Illinois Toll Highway Authority, Toll Highway Revenue
Bonds, Senior Lien Series 2014B:
11,000 5.000%, 1/01/36 1/24 at 100.00 AA-   11,123,970
7,260 5.000%, 1/01/37 1/24 at 100.00 AA-   7,339,715
9,715 Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien
Series 2014C, 5.000%, 1/01/36
1/25 at 100.00 AA-   10,006,741
11,670 Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien
Series 2014D, 5.000%, 1/01/24
No Opt. Call AA-   11,872,124
10,265 Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001,
6.000%, 11/01/26 - FGIC Insured
No Opt. Call A-   10,912,208

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Kane County Community Unit School District 304
Geneva, Illinois, General Obligation Bonds, Series
2007A:
$ 3,940 9.000%, 1/01/25 - AGM Insured No Opt. Call AA+   $ 4,364,062
1,220 9.000%, 1/01/25, (ETM) No Opt. Call AA  (4) 1,350,857
Kendall, Kane, and Will Counties Community Unit School
District 308 Oswego,  Illinois, General Obligation Bonds,
Refunding School Series 2016:
5,020 5.000%, 2/01/34 2/26 at 100.00 AA-   5,303,379
3,465 5.000%, 2/01/35 2/26 at 100.00 AA-   3,648,091
LaSalle and Bureau Counties High School District 120
LaSalle-Peru, Illinois, General Obligation Bonds, School
Building Series 2017:
1,140 5.000%, 12/01/24 - BAM Insured No Opt. Call AA   1,179,353
1,485 5.000%, 12/01/30 - BAM Insured 12/26 at 100.00 AA   1,613,096
1,165 5.000%, 12/01/31 - BAM Insured 12/26 at 100.00 AA   1,265,073
1,645 5.000%, 12/01/32 - BAM Insured 12/26 at 100.00 AA   1,785,105
1,725 5.000%, 12/01/33 - BAM Insured 12/26 at 100.00 AA   1,864,380
1,815 5.000%, 12/01/34 - BAM Insured 12/26 at 100.00 AA   1,956,407
LaSalle County, Illinois, General Obligation Bonds, Self-
Insurance Series 2019:
1,845 4.000%, 12/01/27 No Opt. Call Aa2   1,962,471
1,925 4.000%, 12/01/28 12/27 at 100.00 Aa2   2,052,531
1,560 4.000%, 12/01/29 12/27 at 100.00 Aa2   1,665,987
Madison County Community Unit School District 7
Edwardsville, Illinois, General Obligation Bonds, Series
2017A:
2,430 5.000%, 12/01/28 12/25 at 100.00 AA   2,581,389
2,500 5.000%, 12/01/29 12/25 at 100.00 AA   2,655,750
1,500 Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene
Counties Community College District 536, Illinois, General Obligation
Bonds, Lewis & Clark Community College, Refunding Series 2017A,
5.000%, 11/01/31 - AGM Insured
11/26 at 100.00 AA   1,617,330
4,360 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
Expansion Project Bonds, Refunding Series 2022A, 4.000%, 12/15/42
12/31 at 100.00 A   4,028,553
1,905 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
Expansion Project Bonds, Series 2012B, 0.000%, 12/15/51
No Opt. Call A   418,205
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Series
2017B:
1,810 0.000%, 12/15/37 (8) No Opt. Call A   1,189,876
9,045 0.000%, 12/15/42 (8) 6/38 at 100.00 A   5,703,144
6,000 0.000%, 12/15/47 (8) 6/38 at 100.00 A   3,680,700
1,000 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
Expansion Project Bonds, Series 2020B, 5.000%, 6/15/42
12/30 at 100.00 A   1,026,260
28,550 Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,
McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29
- NPFG Insured
No Opt. Call A   22,333,523
Montgomery, Illinois, Lakewood Creek Project Special
Assessment Bonds, Series 2018:
400 3.100%, 3/01/26 - BAM Insured No Opt. Call AA   403,844
455 3.200%, 3/01/27 - BAM Insured No Opt. Call AA   462,917
321 3.300%, 3/01/28 - BAM Insured 3/27 at 100.00 AA   327,330
554 3.450%, 3/01/30 - BAM Insured 3/27 at 100.00 AA   564,465
440 Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station
Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29
1/26 at 100.00 N/R   419,549

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
100
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Northern Illinois University, Auxiliary Facilities System
Revenue Bonds, Series 2021:
$ 325 5.000%, 10/01/27 - BAM Insured No Opt. Call AA   $ 350,672
650 5.000%, 10/01/28 - BAM Insured No Opt. Call AA   710,586
2,270 Peroia Public Building Commission, Illinois, School District Facility
Revenue Bonds, Peoria County School District 150 Project, Series
2011, 0.000%, 12/01/24
No Opt. Call A   2,137,795
1,491 Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood
Springs Project, Refunding Series 2014, 5.000%, 3/01/29 - AGM
Insured
3/24 at 100.00 AA   1,513,857
Railsplitter Tobacco Settlement Authority, Illinois,
Tobacco Settlement Revenue Bonds, Series 2017:
3,940 5.000%, 6/01/25 No Opt. Call A   4,111,744
5,135 5.000%, 6/01/26 No Opt. Call A   5,480,637
3,030 5.000%, 6/01/27 6/26 at 100.00 A   3,236,828
Round Lake, Lake County, Illinois, Special Tax Bonds,
Lakewood Grove Special Service Areas 1, 3 & 4,
Refunding Series 2017:
1,283 3.700%, 3/01/29 - BAM Insured 3/27 at 100.00 AA   1,324,864
1,073 3.800%, 3/01/30 - BAM Insured 3/27 at 100.00 AA   1,103,838
1,897 4.000%, 3/01/33 - BAM Insured 3/27 at 100.00 AA   1,976,902
Sales Tax Securitization Corporation, Illinois, Sales Tax
Securitzation Bonds, Second Lien Series 2020A:
2,425 5.000%, 1/01/36 1/30 at 100.00 AA-   2,632,507
2,435 5.000%, 1/01/37 - BAM Insured 1/30 at 100.00 AA   2,651,058
Southwestern Illinois Development Authority, Health
Facility Revenue Bonds, Memorial Group, Inc., Series
2013:
2,565 7.125%, 11/01/43, (Pre-refunded 11/01/23) 11/23 at 100.00 N/R  (4) 2,625,662
2,415 7.625%, 11/01/48, (Pre-refunded 11/01/23) 11/23 at 100.00 N/R  (4) 2,478,949
2,880 Southwestern Illinois Development Authority, Local Government
Program Revenue Bonds, Southwestern Illinois Flood District Council
Project, Series 2016B, 4.000%, 10/15/40
10/25 at 100.00 A1   2,874,758
Southwestern Illinois Development Authority, Local
Government Program Revenue Bonds, Southwestern
Illinois Flood District Council Project, Series 2020:
950 4.000%, 4/15/34 4/30 at 100.00 AA-   1,009,536
1,225 4.000%, 10/15/35 4/30 at 100.00 AA-   1,271,011
Springfield, Illinois, Electric Revenue Bonds, Refunding
Senior Lien Series 2015:
7,805 5.000%, 3/01/33 3/25 at 100.00 A   8,022,603
13,960 5.000%, 3/01/34 - AGM Insured 3/25 at 100.00 AA   14,443,295
11,330 5.000%, 3/01/40 - AGM Insured 3/25 at 100.00 AA   11,698,792
Will and Kendall Counties Community Consolidated
School District 202 Plainfield, Illinois, General Obligation
Bonds, Series 2016C:
3,295 5.000%, 1/01/24 No Opt. Call Aa2   3,349,631
4,215 5.000%, 1/01/25 No Opt. Call Aa2   4,372,641
5,675 Will County Community High School District 210 Lincoln-Way, Illinois,
General Obligation Bonds, Capital Appreciation Refunding School
Series 2013B, 0.000%, 1/01/30
No Opt. Call A2   4,458,280
5,000 Will County, Illinois, General Obligation Bonds, Alternate Revenue
Source, Series 2016, 5.000%, 11/15/41, (Pre-refunded 11/15/25)
11/25 at 100.00 AA+  (4) 5,294,300

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Winnebago-Boone Counties School District 205
Rockford, Illinois, General Obligation Bonds, Series
2013:
$ 4,070 0.000%, 2/01/25 No Opt. Call AA-   $ 3,828,893
3,855 0.000%, 2/01/26 No Opt. Call AA-   3,517,187
Total Illinois 822,154,436
Indiana - 2.6%
6,000 Indiana Finance Authority, Educational Facilities Revenue Bonds,
Earlham College, Refunding Series 2013A, 5.000%, 10/01/32
10/23 at 100.00 N/R   6,010,860
3,500 Indiana Finance Authority, Educational Facilities Revenue Bonds,
University of Indianapolis Project, Series 2017, 5.000%, 10/01/43
4/27 at 100.00 BBB   3,549,035
3,070 Indiana Finance Authority, Environmental Facilities Revenue Bonds,
Indianapolis Power & Light Company Project, Refunding Series
2020A, 0.950%, 12/01/38, (AMT), (Mandatory Put 4/01/26)
No Opt. Call A2   2,763,737
6,750 Indiana Finance Authority, Environmental Facilities Revenue Bonds,
Indianapolis Power & Light Company Project, Refunding Series
2021B, 1.400%, 8/01/29, (Mandatory Put 8/01/26)
8/26 at 100.00 A2   6,009,323
2,375 Indiana Finance Authority, Environmental Improvement Revenue
Bonds, United States Steel Corporation Project, Refunding Series
2021A, 4.125%, 12/01/26
No Opt. Call BB-   2,324,769
6,130 Indiana Finance Authority, Hospital Revenue Bonds, Goshen Health,
Series 2019B, 2.100%, 11/01/49, (Mandatory Put 11/01/26)
5/26 at 100.00 A-   5,986,987
Indiana Finance Authority, Hospital Revenue Bonds,
Major Hospital Project, Series 2014A:
1,130 3.500%, 10/01/26, (Pre-refunded 10/01/23) 10/23 at 100.00 N/R  (4) 1,134,543
500 5.000%, 10/01/29, (Pre-refunded 10/01/23) 10/23 at 100.00 N/R  (4) 505,720
4,260 Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project,
Refunding Series 2015A, 5.250%, 2/01/37
8/25 at 100.00 AA+   4,434,234
Indiana Finance Authority, Wastewater Utility Revenue
Bonds, CWA Authority Project, Series 2014A:
650 5.000%, 10/01/23 No Opt. Call AA   657,566
735 5.000%, 10/01/24 No Opt. Call AA   761,210
1,580 5.000%, 10/01/25 10/24 at 100.00 AA   1,633,278
1,710 5.000%, 10/01/26 10/24 at 100.00 AA   1,767,661
10,000 5.000%, 10/01/40 10/24 at 100.00 AA   10,260,400
1,470 Indiana Housing and Community Development Authority, Single Family
Mortgage Revenue Bonds, Series 2021A, 2.050%, 7/01/41
7/30 at 100.00 Aaa   1,120,228
11,335 Indiana Housing and Community Development Authority, Single Family
Mortgage Revenue Bonds, Social PAC Series 2021B, 2.125%, 7/01/41
7/30 at 100.00 Aaa   8,284,298
Indiana Municipal Power Agency, Power Supply System
Revenue Bonds, Series 2013A:
2,900 5.250%, 1/01/33, (Pre-refunded 7/01/23) 7/23 at 100.00 A+  (4) 2,918,270
2,505 5.250%, 1/01/34, (Pre-refunded 7/01/23) 7/23 at 100.00 A+  (4) 2,520,781
4,355 Indianapolis Local Public Improvement Bond Bank, Indiana, Airport
Authority Project Revenue Bonds, Refunding Series 2014D, 5.000%,
1/01/30, (AMT)
1/24 at 100.00 A1   4,395,719
Indianapolis Local Public Improvement Bond Bank,
Indiana, Airport Authority Project Revenue Bonds,
Refunding Series 2019D:
7,620 5.000%, 1/01/27, (AMT) No Opt. Call A1   8,079,715
9,210 5.000%, 1/01/29, (AMT) No Opt. Call A1   10,059,346
5,000 Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks
Project, Series 2007B, 5.250%, 7/01/23 - NPFG Insured
No Opt. Call AA   5,031,100

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
102
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Indiana (continued)
Indianapolis, Indiana, Gas Utility Distribution System
Revenue Bonds, Refunding 2nd Lien Series 2013A:
$ 7,910 5.250%, 8/15/28 8/23 at 100.00 AA   $ 7,986,727
10,000 5.250%, 8/15/29 8/23 at 100.00 AA   10,097,000
Indianapolis, Indiana, Gas Utility Distribution System
Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,530 5.000%, 8/15/26 No Opt. Call AA   13,581,016
6,830 5.000%, 8/15/27 No Opt. Call AA   7,574,948
Indianapolis, Indiana, Thermal Energy System Revenue
Bonds, Refunding First Lien Series 2014A:
520 5.000%, 10/01/27 10/24 at 100.00 A+   537,768
730 5.000%, 10/01/28 10/24 at 100.00 A+   755,054
1,035 5.000%, 10/01/29 10/24 at 100.00 A+   1,070,521
1,360 5.000%, 10/01/31 10/24 at 100.00 A+   1,406,471
1,215 5.000%, 10/01/33 10/24 at 100.00 A+   1,256,699
Lake County Building Corporation, Indiana, First
Mortgage Bonds, Series 2012:
500 5.000%, 8/01/23 5/23 at 100.00 N/R   500,150
500 5.000%, 2/01/24 5/23 at 100.00 N/R   500,180
33,040 Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital
Project, Refunding Series 2018B, 5.000%, 1/01/36
1/27 at 100.00 A-   34,361,930
Southwest Allen Multi School Building Corporation,
Allen County, Indiana, First Mortgage Bonds, Series
2020:
675 4.000%, 7/15/24 No Opt. Call AA+   686,461
575 4.000%, 1/15/25 No Opt. Call AA+   589,220
Vanderburgh County,Indiana, Redevelopment District
Tax Increment Revenue bonds, Refunding Series 2014:
1,040 5.000%, 2/01/25 8/24 at 100.00 A   1,072,063
1,000 5.000%, 2/01/26 8/24 at 100.00 A   1,030,160
1,805 5.000%, 2/01/27 8/24 at 100.00 A   1,858,248
1,800 5.000%, 2/01/29 8/24 at 100.00 A   1,853,100
2,700 5.000%, 2/01/31 8/24 at 100.00 A   2,779,650
29,585 Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds,
BP Products North America Inc. Project, Refunidng Series 2019A,
5.000%, 12/01/44, (AMT), (Mandatory Put 6/05/26)
No Opt. Call A2   30,269,893
Total Indiana 209,976,039
Iowa - 1.1%
1,865 Des Moines, Iowa, General Obligation Bonds, Refunding Capital Loan
Notes Series 2021A, 5.000%, 6/01/27
No Opt. Call AA+   2,062,131
4,835 Des Moines, Iowa, General Obligation Bonds, Series 2021F, 5.000%,
6/01/26
No Opt. Call AA+   5,224,411
Iowa Finance Authority, Healthcare Revenue Bonds,
Genesis Health System, Series 2013A:
8,670 5.000%, 7/01/27, (Pre-refunded 7/01/23) 7/23 at 100.00 A1  (4) 8,716,211
6,840 5.000%, 7/01/28, (Pre-refunded 7/01/23) 7/23 at 100.00 A1  (4) 6,876,457
Iowa Finance Authority, Iowa, Midwestern Disaster
Area Revenue Bonds, Iowa Fertilizer Company Project,
Refunding Series 2022:
2,955 4.000%, 12/01/50, (Mandatory Put 12/01/32) 12/29 at 103.00 BBB-   2,880,830
1,940 5.000%, 12/01/50, (Mandatory Put 12/01/42) 12/29 at 103.00 BBB-   1,923,083
2,000 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series
2019D, 2.600%, 7/01/37
1/29 at 100.00 AAA   1,743,900

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Iowa (continued)
$ 11,460 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series
2020A, 3.750%, 1/01/50
7/29 at 100.00 AAA   $ 11,474,783
7,400 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social
Series 2021B, 2.200%, 7/01/41
7/30 at 100.00 AAA   5,424,126
2,250 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social
Series 2021D, 2.100%, 7/01/38
1/31 at 100.00 AAA   1,731,353
12,000 Iowa Finance Authority, State Revolving Fund Revenue Bonds, Series
2013, 5.000%, 8/01/32
8/23 at 100.00 AAA   12,091,440
8,395 Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed
Bonds, Seenior Lien Series Class 2 Series 2021B-1, 4.000%, 6/01/49
6/31 at 100.00 BBB+   8,299,213
Iowa Tobacco Settlement Authority, Tobacco Settlement
Asset-Backed Bonds, Senior Class 1 Series 2021A-2:
800 5.000%, 6/01/27 No Opt. Call A   842,064
2,325 5.000%, 6/01/29 No Opt. Call A   2,496,538
1,600 5.000%, 6/01/30 No Opt. Call A   1,729,280
1,605 5.000%, 6/01/31 No Opt. Call A   1,744,298
1,610 5.000%, 6/01/32 6/31 at 100.00 A   1,743,904
1,000 5.000%, 6/01/33 6/31 at 100.00 A-   1,079,050
8,000 PEFA Inc., Public Energy Facilities Authority, Inc., Iowa, Gas Project
Revenue Bonds, Series 2019, 5.000%, 9/01/49, (Mandatory Put
9/01/26)
6/26 at 100.62 A   8,162,720
2,785 University of Iowa Facilities Corporation, Revenue Bonds, Refunding
Series 2021, 5.000%, 6/01/25
No Opt. Call Aa1   2,933,301
Total Iowa 89,179,093
Kansas - 0.7%
14,655 Burlington, Kansas, Environmental Improvement Revenue Bonds,
Kansas City Power and Light Company Project, Refunding Series
1993A, 2.950%, 12/01/23
5/23 at 101.00 A+   14,631,845
16,000 Burlington, Kansas, Environmental Improvement Revenue Bonds,
Kansas City Power and Light Company Project, Refunding Series
1993B, 2.950%, 12/01/23
5/23 at 101.00 A+   15,974,720
7,950 Kansas Department of Transportation, Highway Revenue Bonds, Series
2015B, 5.000%, 9/01/30
9/25 at 100.00 AA   8,405,853
9,805 Kansas Development Finance Authority, Hospital Revenue Bonds,
Advent Health Obligated Group, Series 2021B, 5.000%, 11/15/54,
(Mandatory Put 11/15/31)
No Opt. Call AA   11,316,343
1,555 Wyandotte County/Kansas City Unified Government, Kansas, Utility
System Revenue Bonds, Refunding & Improvement Series 2014A,
5.000%, 9/01/23
No Opt. Call A   1,567,953
2,400 Wyandotte County-Kansas City Unified Government, Kansas, Sales
Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5,
Series 2022, 5.750%, 9/01/39, 144A
3/29 at 103.00 N/R   2,308,728
Total Kansas 54,205,442
Kentucky - 1.6%
Ashland, Kentucky, Medical Center Revenue Bonds,
Ashland Hospital Corporation d/b/a King's Daughters
Medical Center Project, Refunding Series 2019:
110 4.000%, 2/01/33 2/30 at 100.00 A-   111,130
500 4.000%, 2/01/34 2/30 at 100.00 A-   503,730
180 4.000%, 2/01/35 2/30 at 100.00 A-   180,682
1,110 4.000%, 2/01/36 2/30 at 100.00 A-   1,092,251

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
104
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Kentucky (continued)
$ 3,000 Carroll County, Kentucky, Environmental Facilities Revenue Bonds,
Kentucky Utilities Company Project, Refunding Series 2006B, 2.125%,
10/01/34, (AMT)
6/31 at 100.00 A1   $ 2,410,020
21,375 Carroll County, Kentucky, Environmental Facilities Revenue Bonds,
Kentucky Utilities Company Project, Series 2008A, 2.000%, 2/01/32,
(AMT)
6/31 at 100.00 A1   18,035,584
1,000 Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart
Medical Center, Series 2016, 5.375%, 2/01/36
2/26 at 100.00 BBB-   1,036,280
3,200 Kentucky Economic Development Finance Authority, Hospital Revenue
Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37
6/27 at 100.00 Baa2   3,250,944
1,190 Kentucky Economic Development Finance Authority, Hospital Revenue
Bonds, Owensboro Medical Health System, Series 2015A, 4.500%,
6/01/46
6/25 at 100.00 Baa2   1,115,292
2,465 Kentucky Economic Development Finance Authority, Revenue Bonds,
CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/28
No Opt. Call A-   2,700,703
Louisville Regional Airport Authority, Kentucky, Airport
System Revenue Bonds, Refunding Series 2014A:
1,320 5.000%, 7/01/26, (AMT) 7/24 at 100.00 A+   1,343,060
3,280 5.000%, 7/01/28, (AMT) 7/24 at 100.00 A+   3,329,430
3,000 Louisville/Jefferson County Metro Government, Kentucky, Health
System Revenue Bonds, Norton Healthcare Inc, Series 2013A,
5.750%, 10/01/42
10/23 at 100.00 A+   3,028,920
6,000 Louisville-Jefferson County Metropolitan Government, Kentucky,
Pollution Control Revenue Bonds, Louisville Gas and Electric
Company Project, Series 2003A, 2.000%, 10/01/33
4/31 at 100.00 A1   4,931,340
Murray, Kentucky, Hospital Facilities Revenue Bonds,
Murray-Calloway County Public Hospital Corporation
Project, Refunding Series 2016:
1,005 5.000%, 8/01/25 No Opt. Call BBB   1,031,472
1,060 5.000%, 8/01/26 No Opt. Call BBB   1,100,969
1,110 5.000%, 8/01/27 8/26 at 100.00 BBB   1,155,221
1,165 5.000%, 8/01/28 8/26 at 100.00 BBB   1,212,637
1,230 5.000%, 8/01/29 8/26 at 100.00 BBB   1,278,277
2,935 5.000%, 8/01/37 8/26 at 100.00 BBB   2,989,063
Northern Kentucky Water District, Revenue Bonds,
Refunding Series 2021B:
5,070 4.000%, 2/01/26 No Opt. Call Aa2   5,281,216
3,820 4.000%, 2/01/27 No Opt. Call Aa2   4,036,174
15,000 Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-
American Water Company Project, Refunding Series 2019A, 2.450%,
6/01/39, (Mandatory Put 10/01/29)
No Opt. Call A   13,897,050
3,140 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2018A, 4.000%, 4/01/48, (Mandatory Put 4/01/24)
1/24 at 100.37 A1   3,144,145
26,835 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2018B, 4.000%, 1/01/49, (Mandatory Put 1/01/25)
10/24 at 100.24 A2   26,824,534
5,075 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2019A-1, 4.000%, 12/01/49, (Mandatory Put 6/01/25)
3/25 at 100.29 A1   5,052,975
2,725 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2019C-1, 4.000%, 2/01/50, (Mandatory Put 2/01/28)
11/27 at 100.47 A1   2,691,046
4,750 Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville
Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44,
(AMT), (Mandatory Put 9/01/27)
No Opt. Call A1   4,009,998

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Kentucky (continued)
University of Kentucky, General Receipts Bonds, Series
2018A:
$ 1,350 3.000%, 10/01/34 4/26 at 100.00 AA+   $ 1,326,483
5,000 3.125%, 10/01/37 4/26 at 100.00 AA+   4,649,400
1,525 Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-
Warren County Community Hospital Corporation, Refunding Series
2021A, 5.000%, 4/01/29
No Opt. Call AA-   1,724,653
Total Kentucky 124,474,679
Louisiana - 2.8%
Calcasieu Parish Memorial Hospital Service District,
Louisiana, Revenue Bonds, Lake Charles Memorial
Hospital, Refunding Series 2019:
14,510 5.000%, 12/01/34 12/29 at 100.00 BB   14,115,328
10,900 5.000%, 12/01/39 12/29 at 100.00 BB   9,893,385
East Baton Rouge Sewerage Commission, Louisiana,
Revenue Bonds, Refunding Series 2014B:
580 5.000%, 2/01/24 No Opt. Call AA-   591,652
805 5.000%, 2/01/25 No Opt. Call AA-   840,597
14,500 Lake Charles Harbor and Terminal District, Louisiana, Revenue
Bonds, Big Lake Fuels LLC, Series 2021, 1.000%, 12/01/51, (AMT),
(Mandatory Put 12/01/24)
No Opt. Call A3   13,721,495
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue Bonds, Refunding Series 2016A:
17,490 5.000%, 6/01/25 No Opt. Call A1   18,357,329
16,740 5.000%, 6/01/26 No Opt. Call A1   18,014,082
2,470 Louisiana Housing Corporation, Single Family Mortgage Revenue
Bonds, Home Ownership Program, Series 2021D, 2.350%, 12/01/41
6/30 at 100.00 Aaa   1,860,947
11,230 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Revenue Bonds, Entergy
Louisiana, LLC Project, Refunding Series 2021B, 2.500%, 4/01/36
4/26 at 100.00 A   9,338,531
Louisiana Local Government Environmental Facilities
and Community Development Authority, Revenue
Bonds, East Baton Rouge Sewerage Commission
Projects, Subordinate Lien Series 2014A:
2,280 5.000%, 2/01/28, (Pre-refunded 2/01/24) 2/24 at 100.00 A+  (4) 2,323,343
2,850 5.000%, 2/01/29, (Pre-refunded 2/01/24) 2/24 at 100.00 A+  (4) 2,904,178
2,000 5.000%, 2/01/30, (Pre-refunded 2/01/24) 2/24 at 100.00 A+  (4) 2,038,020
20,705 Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue Bonds, Westlake Chemical
Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32
11/27 at 100.00 BBB   19,077,587
5,730 Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds,
Loop LLC Project, Series 2007A, 1.650%, 9/01/27, (Mandatory Put
12/01/23)
No Opt. Call A3   5,672,872
5,250 Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds,
Loop LLC Project, Series 2013C, 1.650%, 9/01/34, (Mandatory Put
12/01/23)
No Opt. Call A3   5,197,658
Louisiana Publc Facilities Authority, Lousiana, Revenue
Bonds, Ochsner Clinic Foundation Project, Refunding
Series 2017:
1,375 5.000%, 5/15/28 5/27 at 100.00 A   1,479,954
1,000 5.000%, 5/15/29 5/27 at 100.00 A   1,076,540
1,755 5.000%, 5/15/31 5/27 at 100.00 A   1,887,187
1,120 5.000%, 5/15/32 5/27 at 100.00 A   1,203,249
3,235 5.000%, 5/15/42 5/27 at 100.00 A   3,320,695

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
106
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
$ 1,175 Louisiana Public Facilities Authority, Lousiana, Revenue Bonds, Ochsner
Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/30
5/27 at 100.00 A   $ 1,263,947
1,000 Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of
New Orleans, Refunding Series 2017, 5.000%, 7/01/37 (6)
7/27 at 100.00 D   850,000
Louisiana Public Facilities Authority, Revenue Bonds,
Ochsner Clinic Foundation Project, Refunding Series
2016:
25 5.000%, 5/15/30, (Pre-refunded 5/15/26) 5/26 at 100.00 N/R  (4) 26,828
1,095 5.000%, 5/15/30 5/26 at 100.00 A   1,157,656
3,420 5.000%, 5/15/32 5/26 at 100.00 A   3,612,136
35 5.000%, 5/15/32, (Pre-refunded 5/15/26) 5/26 at 100.00 N/R  (4) 37,558
3,675 5.000%, 5/15/33 5/26 at 100.00 A   3,877,235
40 5.000%, 5/15/33, (Pre-refunded 5/15/26) 5/26 at 100.00 N/R  (4) 42,924
1,000 Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic
Foundation Project, Series 2015, 5.000%, 5/15/31
5/25 at 100.00 A   1,040,060
2,980 Louisiana Stadium and Exposition District, Revenue Bonds, Bond
Anticipation Notes Series 2020, 5.000%, 7/03/23
5/23 at 100.00 BBB+   2,984,023
Louisiana Stadium and Exposition District, Revenue
Refunding Bonds, Senior Lien Series 2013A:
3,165 5.000%, 7/01/29 7/23 at 100.00 A2   3,172,786
1,080 5.000%, 7/01/30 7/23 at 100.00 A2   1,082,624
4,010 5.000%, 7/01/31 7/23 at 100.00 A2   4,019,664
3,935 5.000%, 7/01/32 7/23 at 100.00 A2   3,944,405
5,000 Louisiana State, General Obligation Bonds, Series 2016A, 5.000%,
9/01/34
9/26 at 100.00 Aa2   5,384,250
Louisiana State, Unclaimed Property Special Revenue
Bonds, Interstate 49 North Project, Series 2013:
1,165 5.000%, 9/01/29, (Pre-refunded 9/01/23) 9/23 at 100.00 Aa3  (4) 1,176,044
5,075 5.000%, 9/01/31, (Pre-refunded 9/01/23) 9/23 at 100.00 Aa3  (4) 5,123,111
4,000 5.000%, 9/01/32, (Pre-refunded 9/01/23) 9/23 at 100.00 Aa3  (4) 4,037,920
New Orleans, Louisiana, General Obligation Bonds,
Public Improvement Series 2021A:
5,195 5.000%, 12/01/26 No Opt. Call A+   5,624,211
6,015 5.000%, 12/01/29 No Opt. Call A+   6,892,288
New Orleans, Louisiana, General Obligation Bonds,
Refunding Series 2015:
970 5.000%, 12/01/23 No Opt. Call A+   984,162
1,020 5.000%, 12/01/24 No Opt. Call A+   1,057,230
480 5.000%, 12/01/25 No Opt. Call A+   509,649
795 5.000%, 12/01/27 12/25 at 100.00 A+   843,686
New Orleans, Louisiana, Sewerage Service Revenue
Bonds, Refunding Series 2014:
250 5.000%, 6/01/24 No Opt. Call A   256,440
605 5.000%, 6/01/25 6/24 at 100.00 A   621,002
500 5.000%, 6/01/26, (Pre-refunded 6/01/24) 6/24 at 100.00 A  (4) 513,400
640 5.000%, 6/01/27, (Pre-refunded 6/01/24) 6/24 at 100.00 A  (4) 657,152
380 5.000%, 6/01/28, (Pre-refunded 6/01/24) 6/24 at 100.00 A  (4) 390,184
600 5.000%, 6/01/29, (Pre-refunded 6/01/24) 6/24 at 100.00 A  (4) 616,080
New Orleans, Louisiana, Sewerage Service Revenue
Bonds, Series 2015:
410 5.000%, 6/01/30, (Pre-refunded 6/01/25) 6/25 at 100.00 A  (4) 432,099
775 5.000%, 6/01/32, (Pre-refunded 6/01/25) 6/25 at 100.00 A  (4) 816,772
1,000 5.000%, 6/01/33, (Pre-refunded 6/01/25) 6/25 at 100.00 A  (4) 1,053,900
1,075 5.000%, 6/01/35, (Pre-refunded 6/01/25) 6/25 at 100.00 A  (4) 1,132,943

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
$ 3,265 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010B, 6.100%, 12/01/40, (Mandatory Put 6/01/30),
144A
No Opt. Call BB-   $ 3,513,173
3,405 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2011, 5.850%, 8/01/41, (Mandatory Put 6/01/25), 144A
No Opt. Call BB-   3,494,756
1,030 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017B-2, 2.375%, 6/01/37,
(Mandatory Put 7/01/26)
No Opt. Call BBB-   973,247
Shreveport, Louisiana, Water and Sewer Revenue Bonds,
Junior Lien Series 2019B:
760 5.000%, 12/01/26 - AGM Insured No Opt. Call AA   816,742
1,465 5.000%, 12/01/29 - AGM Insured 12/28 at 100.00 AA   1,643,950
1,000 5.000%, 12/01/30 - AGM Insured 12/28 at 100.00 AA   1,119,780
1,000 5.000%, 12/01/31 - AGM Insured 12/28 at 100.00 AA   1,121,570
1,150 5.000%, 12/01/32 - AGM Insured 12/28 at 100.00 AA   1,287,816
1,630 4.000%, 12/01/33 - AGM Insured 12/28 at 100.00 AA   1,670,994
5,980 3.000%, 12/01/35 - AGM Insured 12/28 at 100.00 AA   5,649,844
665 4.000%, 12/01/36 - AGM Insured 12/28 at 100.00 AA   668,372
Total Louisiana 220,109,242
Maine - 0.6%
1,100 Maine Health and Higher Educational Facilities Authority Revenue
Bonds, Eastern Maine Medical Center Obligated Group Issue, Series
2013, 5.000%, 7/01/43, (Pre-refunded 7/01/23)
7/23 at 100.00 Ba1  (4) 1,106,006
Maine Health and Higher Educational Facilities Authority
Revenue Bonds, Eastern Maine Medical Center
Obligated Group Issue, Series 2016A:
4,535 4.000%, 7/01/41 7/26 at 100.00 BBB   4,109,345
5,685 4.000%, 7/01/46 7/26 at 100.00 BBB   4,874,489
Maine Health and Higher Educational Facilities Authority,
Revenue Bonds, MaineHealth Issue, Series 2020A:
1,175 4.000%, 7/01/37 7/30 at 100.00 A+   1,184,518
2,550 4.000%, 7/01/39 7/30 at 100.00 A+   2,548,062
1,590 4.000%, 7/01/40 7/30 at 100.00 A+   1,578,822
Maine Health and Higher Educational Facilities Authority,
Revenue Bonds, Series 2021A:
200 5.000%, 7/01/26 - AGM Insured No Opt. Call AA   213,570
150 5.000%, 7/01/27 - AGM Insured No Opt. Call AA   163,063
235 5.000%, 7/01/28 - AGM Insured No Opt. Call AA   260,136
630 2.500%, 7/01/29 - AGM Insured No Opt. Call AA   623,505
200 5.000%, 7/01/30 - AGM Insured No Opt. Call AA   228,524
10,000 Maine State Housing Authority, Multifamily Mortgage Purchase Bonds,
Series 2020B, 2.350%, 11/15/40
11/28 at 100.00 AA+   7,591,100
3,125 Maine State Housing Authority, Multifamily Mortgage Purchase Bonds,
Series 2021A, 2.050%, 11/15/41
5/30 at 100.00 AA+   2,203,969
7,425 Maine State Housing Authority, Multifamily Mortgage Purchase Bonds,
Series 2022A, 2.400%, 11/15/41
11/30 at 100.00 AA+   5,525,759
6,280 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Series 2020D, 2.550%, 11/15/40
5/29 at 100.00 AA+   4,822,726
3,250 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Series 2021B, 2.200%, 11/15/41
5/30 at 100.00 AA+   2,271,067
10,675 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Social Series 2021C, 2.150%, 11/15/41
11/30 at 100.00 AA+   7,630,597

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
108
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Maine (continued)
$ 3,000 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Social Series 2021D, 2.400%, 11/15/41
11/30 at 100.00 AA+   $ 2,185,950
Total Maine 49,121,208
Maryland - 1.8%
Baltimore County, Maryland, Revenue Bonds, Oak Crest
Village, Series 2016:
1,270 3.250%, 1/01/31 1/26 at 100.00 A   1,224,902
3,365 5.000%, 1/01/37 1/26 at 100.00 A   3,457,538
Baltimore, Maryland, Convention Center Hotel Revenue
Bonds, Refunding Series 2017:
1,760 5.000%, 9/01/27 No Opt. Call CCC+   1,789,568
2,780 5.000%, 9/01/29 9/27 at 100.00 CCC+   2,845,636
1,000 5.000%, 9/01/30 9/27 at 100.00 CCC+   1,022,540
1,365 5.000%, 9/01/31 9/27 at 100.00 CCC+   1,395,003
145 5.000%, 9/01/34 9/27 at 100.00 CCC+   147,430
1,500 5.000%, 9/01/39 9/27 at 100.00 CCC+   1,492,290
Baltimore, Maryland, Revenue Bonds, Water Projects,
Series 2013A:
1,000 5.000%, 7/01/26, (Pre-refunded 1/01/24) 1/24 at 100.00 Aa2  (4) 1,018,140
1,715 5.000%, 7/01/27, (Pre-refunded 1/01/24) 1/24 at 100.00 Aa2  (4) 1,746,110
22,335 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2019C, 3.000%, 9/01/39
3/29 at 100.00 Aa1   19,700,810
10,375 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2020A, 2.500%, 9/01/40
3/29 at 100.00 Aa1   8,193,760
14,065 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2021A, 1.950%, 9/01/41
3/30 at 100.00 Aa1   9,425,941
13,245 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2021B, 2.100%, 9/01/41
3/30 at 100.00 Aa1   9,479,712
20,000 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2021C, 2.450%, 9/01/41
9/30 at 100.00 Aa1   15,151,400
5,835 Maryland Department of Transportation, Consolidated Transportation
Revenue Bonds, Second Series 2017, 5.000%, 9/01/28
9/27 at 100.00 AAA   6,494,413
1,000 Maryland Economic Development Corporation, Student Housing
Revenue Bonds, University of Maryland, College Park Project,
Refunding Series 2016, 5.000%, 6/01/28 - AGM Insured
6/26 at 100.00 AA   1,061,590
13,315 Maryland Health and HIgher Educational Facilities Authority,  Revenue
Bonds, University of Maryland Medical Systems, Series 2020B-2,
5.000%, 7/01/45, (Mandatory Put 7/01/27)
1/27 at 100.00 A   14,268,620
Maryland Health and Higher Educational Facilities
Authority, Revenue Bonds,  Mercy Medical Center, Series
2016A:
805 5.000%, 7/01/32 7/26 at 100.00 BBB+   839,728
2,250 5.000%, 7/01/33 7/26 at 100.00 BBB+   2,344,185
1,650 5.000%, 7/01/34 7/26 at 100.00 BBB+   1,717,699
2,000 5.000%, 7/01/35 7/26 at 100.00 BBB+   2,074,260
1,570 5.000%, 7/01/36 7/26 at 100.00 BBB+   1,621,700
1,000 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, Adventist HealthCare Issue, Series 2021B, 4.000%, 1/01/39
1/32 at 100.00 BBB   909,990

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Maryland (continued)
$ 7,825 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25, (Pre-
refunded 7/01/24)
7/24 at 100.00 N/R  (4) $ 8,074,070
9,870 Maryland State, General Obligation Bonds, State and Local Facilities
Loan, First Series 2016, 4.000%, 6/01/27
6/24 at 100.00 AAA   10,060,688
15,000 Maryland State, General Obligation Bonds, State and Local Facilities
Loan, Second Series 2020A-2, 5.000%, 8/01/25
No Opt. Call AAA   15,889,200
Total Maryland 143,446,923
Massachusetts - 1.2%
Massachusetts Development Finance Agency Revenue
Bonds, Lawrence General Hospital Issue, Series 2014A:
835 5.000%, 7/01/26 7/24 at 100.00 B-   817,381
680 5.000%, 7/01/27 7/24 at 100.00 B-   660,756
925 5.000%, 7/01/28 7/24 at 100.00 B-   893,532
960 5.000%, 7/01/29 7/24 at 100.00 B-   917,318
4,800 Massachusetts Development Finance Agency Revenue Refunding
Bonds, NewBridge on the Charles, Inc. Issue, Series 2017, 4.000%,
10/01/32, 144A
4/23 at 105.00 BB+   4,696,032
2,136 Massachusetts Development Finance Agency, Health Care Facility
Revenue Bonds, Adventcare Project, Series 2007A, 0.000%, 10/15/28,
144A (6)
5/23 at 100.00 N/R   213,590
14,455 Massachusetts Development Finance Agency, Revenue Bonds, Atrius
Health Issue, Series 2019A, 5.000%, 6/01/39, (Pre-refunded 6/01/29)
6/29 at 100.00 N/R  (4) 16,775,317
1,630 Massachusetts Development Finance Agency, Revenue Bonds, Boston
Medical Center Issue, Series 2016E, 3.375%, 7/01/36
7/26 at 100.00 BBB   1,443,593
Massachusetts Development Finance Agency, Revenue
Bonds, CareGroup Issue, Series 2018J-2:
2,275 5.000%, 7/01/33 7/28 at 100.00 A   2,510,553
1,085 5.000%, 7/01/38 7/28 at 100.00 A   1,162,979
Massachusetts Development Finance Agency, Revenue
Bonds, Milford Regional Medical Center Issue, Series
2020G:
350 5.000%, 7/15/31, 144A 7/30 at 100.00 B+   361,806
415 5.000%, 7/15/32, 144A 7/30 at 100.00 B+   425,711
320 5.000%, 7/15/33, 144A 7/30 at 100.00 B+   325,434
300 5.000%, 7/15/34, 144A 7/30 at 100.00 B+   303,639
270 5.000%, 7/15/35, 144A 7/30 at 100.00 B+   270,370
135 5.000%, 7/15/36, 144A 7/30 at 100.00 B+   133,551
145 5.000%, 7/15/37, 144A 7/30 at 100.00 B+   142,191
Massachusetts Development Finance Agency, Revenue
Bonds, Simmons University Issue, Series 2018L:
1,080 5.000%, 10/01/30 10/28 at 100.00 BBB   1,161,918
1,240 5.000%, 10/01/31 10/28 at 100.00 BBB   1,329,863
1,775 5.000%, 10/01/32 10/28 at 100.00 BBB   1,900,989
Massachusetts Development Finance Agency, Revenue
Bonds, Southcoast Health System Obligated Group
Issue, Series 2021G:
980 5.000%, 7/01/35 7/31 at 100.00 A-   1,078,470
545 5.000%, 7/01/36 7/31 at 100.00 A-   592,224
615 5.000%, 7/01/37 7/31 at 100.00 A-   662,257
4,250 Massachusetts Development Finance Agency, Revenue Bonds, UMass
Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%,
7/01/37
7/27 at 100.00 A-   3,870,390

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
110
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Massachusetts (continued)
$ 4,245 Massachusetts Development Finance Agency, Revenue Bonds,
Wellforce Issue, Series 2019A, 4.000%, 7/01/37
1/29 at 100.00 BBB+   $ 3,985,036
1,200 Massachusetts Development Finance Agency, Revenue Bonds, Williams
College, Series 2011N, 0.450%, 7/01/41, (Mandatory Put 7/01/25)
1/25 at 100.00 AA+   1,118,136
1,780 Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-
1, 3.000%, 12/01/39
12/28 at 100.00 AA+   1,518,910
2,875 Massachusetts Housing Finance Agency, Housing Bonds, Sustainability
Green Series 2021A-1, 2.125%, 12/01/41
6/30 at 100.00 AA+   2,068,505
2,100 Massachusetts Housing Finance Agency, Housing Bonds, Sustainability
Green Series 2023A-3, 3.050%, 12/01/27
12/26 at 100.00 AA+   2,107,224
3,000 Massachusetts Housing Finance Agency, Housing Bonds, Sustainability
Series 2019C-1, 2.900%, 12/01/39
12/28 at 100.00 AA+   2,563,200
7,570 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Series 2019-214, 2.800%, 12/01/39
6/29 at 100.00 AA+   6,346,310
2,330 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Series 2020-218, 2.300%, 12/01/40
12/29 at 100.00 AA+   1,746,265
4,930 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2020-220, 2.125%, 12/01/40
6/30 at 100.00 AA+   3,706,226
4,935 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2021-221, 2.200%, 12/01/41
6/30 at 100.00 AA+   3,681,707
2,935 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2021-223, 2.350%, 6/01/39
12/30 at 100.00 AA+   2,262,768
5,750 Massachusetts State, General Obligation Bonds, Refunding Series
2020A, 5.000%, 6/01/44, (Mandatory Put 6/01/23)
No Opt. Call Aa1   5,772,425
4,000 Massachusetts State, General Obligation Bonds, Refunding Series
2021B, 5.000%, 11/01/25
No Opt. Call Aa1   4,266,080
6,915 Massachusetts State, Transportation Fund Revenue Bonds, Rail
Enhancement Program, Series 2014A, 5.000%, 6/01/44
6/24 at 100.00 AA+   7,015,337
7,500 Quincy, Massachusetts, General Obligation Bonds, Bonds Anticipation
Note Series 2022, 4.000%, 7/07/23
No Opt. Call N/R   7,525,725
Total Massachusetts 98,333,718
Michigan - 2.7%
Detroit Downtown Development Authority, Michigan,
Tax Increment Bonds, Development  Area 1 Projects,
Refunding Series 1996B:
2,650 0.000%, 7/01/23 No Opt. Call BB+   2,616,848
2,880 0.000%, 7/01/24 No Opt. Call BB+   2,693,981
660 Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding
Series 2016A, 5.000%, 7/01/30
7/26 at 100.00 AA-   706,048
11,000 Michigan Finance Authority, Hospital Revenue Bonds, Bronson
Healthcare Group, Inc., Series 2019C, 3.750%, 11/15/49, (Mandatory
Put 5/15/26)
No Opt. Call A2   11,156,200
10,970 Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health
Care, Refunding Series 2015D-1, 1.200%, 10/15/30, (Mandatory Put
4/13/28)
No Opt. Call AA-   9,852,706
16,855 Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health
Care, Refunding Series 2015D-2, 1.200%, 10/15/38, (Mandatory Put
4/13/28)
No Opt. Call AA-   15,321,195
5,010 Michigan Finance Authority, Local Government Loan Program Revenue
Bonds, Detroit Water & Sewerage Department Sewage Disposal
System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34
7/25 at 100.00 A+   5,197,073

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
$ 11,500 Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health
Credit Group, Refunding Series 2022B-MI, 5.000%, 12/01/43,
(Mandatory Put 12/01/28)
6/28 at 100.00 AA-   $ 12,682,430
8,995 Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit
Group, Refunding Series 2016E-1, 4.000%, 11/15/44, (Mandatory Put
8/15/24)
No Opt. Call AA+   9,103,030
Michigan Finance Authority, Tobacco Settlement Asset-
Backed Bonds, 2007 Sold Tobacco Receipts, Series
2020A-CL-1:
1,800 5.000%, 6/01/31 12/30 at 100.00 A   1,966,734
1,500 5.000%, 6/01/32 12/30 at 100.00 A   1,633,110
2,435 4.000%, 6/01/34 12/30 at 100.00 A-   2,463,319
1,000 4.000%, 6/01/35 12/30 at 100.00 A-   1,003,220
2,450 Michigan Housing Development Authority, Rental Housing Revenue
Bonds, Series 2018A, 3.800%, 10/01/38
10/27 at 100.00 AA+   2,408,644
8,730 Michigan Housing Development Authority, Rental Housing Revenue
Bonds, Series 2021A, 2.250%, 10/01/41
10/30 at 100.00 AA+   6,315,631
2,555 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Fixed Rate Series 2018C, 3.650%, 12/01/39
6/28 at 100.00 AA+   2,397,663
13,000 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Series 2019B, 2.950%, 12/01/39
12/28 at 100.00 AA+   10,974,340
25,205 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Series 2020C, 2.600%, 12/01/40
6/30 at 100.00 AA+   19,762,736
9,620 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Social Series 2021A, 2.150%, 12/01/41
12/30 at 100.00 AA+   6,921,879
1,795 Michigan State Building Authority, Revenue Bonds, Facilities Program,
Refunding Series 2020-I, 4.000%, 10/15/24
No Opt. Call Aa2   1,833,431
22,850 Michigan Strategic Fund, Limited Obligation Pollution Control Revenue
Refunding Bonds, Detroit Edison Company, Variable Rate Demand
Obligations, Series 1995CC, 1.450%, 9/01/30
No Opt. Call Aa3   19,867,390
21,550 Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit
Edison Company Exempt Facilities Project, Refunding Variable Rate
Series 2008ET-2, 1.350%, 8/01/29
No Opt. Call Aa3   19,081,017
2,255 Michigan Strategic Fund, Limited Obligation Revenue Bonds, Graphic
Packaging International, LLC Coated Recycled Board Machine
Project, Green Series 2021, 4.000%, 10/01/61, (AMT), (Mandatory Put
10/01/26)
No Opt. Call BB   2,226,068
2,295 Michigan Strategic Fund, Revenue Bonds, Waste Management Inc.,
Series 2001, 0.580%, 8/01/27, (AMT), (Mandatory Put 8/01/24)
No Opt. Call A-   2,190,968
Royal Oak Hospital Finance Authority, Michigan, Hospital
Revenue Bonds, William Beaumont Hospital Obligated
Group, Refunding Series 2014D:
1,040 5.000%, 9/01/26, (Pre-refunded 3/01/24) 3/24 at 100.00 AA  (4) 1,062,713
2,000 5.000%, 9/01/27, (Pre-refunded 3/01/24) 3/24 at 100.00 AA  (4) 2,043,680
2,560 5.000%, 9/01/28, (Pre-refunded 3/01/24) 3/24 at 100.00 AA  (4) 2,615,910
3,820 5.000%, 9/01/29, (Pre-refunded 3/01/24) 3/24 at 100.00 AA  (4) 3,903,429
5,145 5.000%, 9/01/30, (Pre-refunded 3/01/24) 3/24 at 100.00 AA  (4) 5,257,367
2,320 5.000%, 9/01/31, (Pre-refunded 3/01/24) 3/24 at 100.00 AA  (4) 2,370,669
Wayne County Airport Authority, Michigan, Revenue
Bonds, Detroit Metropolitan Wayne County Airport,
Refunding Series 2015F:
3,765 5.000%, 12/01/32, (AMT) 12/25 at 100.00 A1   3,881,752
5,295 5.000%, 12/01/33, (AMT) 12/25 at 100.00 A1   5,465,658
5,000 5.000%, 12/01/34, (AMT) 12/25 at 100.00 A1   5,148,150

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
112
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
$ 13,065 Wayne County Airport Authority, Michigan, Revenue Bonds, Refunding
Series 2017E, 4.000%, 12/01/26, (AMT), 144A
No Opt. Call A1   $ 13,401,816
Total Michigan 215,526,805
Minnesota - 1.0%
Duluth Economic Development Authority, Minnesota,
Health Care Facilities Revenue Bonds, Essentia Health
Obligated Group, Series 2018A:
910 5.000%, 2/15/33 2/28 at 100.00 A-   971,853
1,150 5.000%, 2/15/37 2/28 at 100.00 A-   1,205,200
8,085 4.250%, 2/15/43 2/28 at 100.00 A-   8,072,387
1,370 Minneapolis-Saint Paul Housing and Redevelopment Authority,
Minnesota, Health Care System Revenue Bonds, Allina Health System,
Refunding Series 2017A, 5.000%, 11/15/28
5/27 at 100.00 AA-   1,498,136
5,000 Minneapolis-Saint Paul Metropolitan Council, Minnesota, General
Obligation Wastewater Revenue Bonds, Series 2015C, 3.500%,
3/01/28
3/25 at 100.00 AAA   5,071,450
Minneapolis-St. Paul Metropolitan Airports Commission,
Minnesota, Airport Revenue Bonds, Refunding
Subordinate Lien Series 2014A:
2,610 5.000%, 1/01/25 1/24 at 100.00 A+   2,655,753
7,305 5.000%, 1/01/32 1/24 at 100.00 A+   7,406,540
4,155 Minnesota Housing Finance Agency, Homeownership Finance Bonds,
Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47
7/26 at 100.00 Aaa   3,933,855
Minnesota Housing Finance Agency, Residential
Housing Finance Bonds, Series 2020B:
6,065 2.625%, 1/01/40 7/29 at 100.00 AA+   5,240,948
7,985 3.500%, 7/01/50 7/29 at 100.00 AA+   7,944,756
5,430 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2020E, 2.500%, 7/01/40
7/29 at 100.00 AA+   4,502,665
4,605 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2020I, 2.000%, 7/01/40
1/30 at 100.00 AA+   3,515,733
4,110 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2021D, 2.200%, 7/01/41
7/30 at 100.00 AA+   3,086,199
9,245 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2021H, 2.350%, 7/01/41
1/31 at 100.00 AA+   7,619,082
425 Northern Municipal Power Agency, Minnesota, Electric System Revenue
Bonds, Series 2013A, 4.000%, 1/01/28
5/23 at 100.00 A-   425,349
1,150 Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted
Medical Center Project, Series 2013, 5.000%, 7/01/33, (Pre-refunded
7/01/23)
7/23 at 100.00 N/R  (4) 1,156,279
2,385 Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare
Health System, Refunding Series 2014B, 5.000%, 5/01/23
No Opt. Call AA-   2,388,601
6,445 Saint Paul Independent School District 625, Ramsey County, Minnesota,
Certificates of Participation, Series 2018B, 3.500%, 2/01/39
2/27 at 100.00 AAA   6,286,840
White Bear Lake Independent School District 624,
Ramsey County, Minnesota, General Obligation Bonds,
Facilities Maintenance Series 2021A:
2,650 2.000%, 2/01/28 2/27 at 100.00 AAA   2,526,854
3,095 2.000%, 2/01/29 2/27 at 100.00 AAA   2,916,759
4,135 2.000%, 2/01/30 2/27 at 100.00 AAA   3,856,715
Total Minnesota 82,281,954

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Mississippi - 0.3%
$ 6,570 Mississippi Business Finance Corporation, Pollution Control Revenue,
Mississippi Power, Series 2002, 3.200%, 9/01/28
3/24 at 100.00 A-   $ 6,574,139
Mississippi Home Corporation, Single Family Mortgage
Revenue Bonds, Series 2020A:
2,490 2.450%, 12/01/39 6/29 at 100.00 Aaa   2,014,335
3,410 3.750%, 6/01/49 6/29 at 100.00 Aaa   3,412,865
1,470 Mississippi Home Corporation, Single Family Mortgage Revenue
Bonds, Series 2021A, 2.000%, 12/01/40
6/30 at 100.00 Aaa   1,037,526
1,790 Mississippi State, Gaming Tax Revenue Bonds, Series 2019A, 4.000%,
10/15/38
10/28 at 100.00 A+   1,791,145
8,880 Mississippi State, General Obligation Bonds, Series 2013B, 5.000%,
12/01/28, (Pre-refunded 12/01/23)
12/23 at 100.00 AA  (4) 9,021,370
Total Mississippi 23,851,380
Missouri - 0.7%
1,095 Cape Girardeau County Industrial Development Authority, Missouri,
Health Facilities Revenue Bonds, Southeasthealth, Series 2016A,
6.000%, 3/01/33
5/23 at 103.00 Ba1   1,129,295
1,100 Great Rivers Greenway Metropolitan Park & Recreation District,
Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series
2014, 3.000%, 12/30/24, (Pre-refunded 12/30/23)
12/23 at 100.00 A+  (4) 1,103,003
10,425 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Refunding Series
1998A, 2.900%, 9/01/33
7/27 at 102.00 A   10,025,827
12,000 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Series 1998B,
2.900%, 9/01/33
7/27 at 102.00 A   11,540,520
15,085 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Series 1998C,
2.750%, 9/01/33
6/27 at 102.00 A   14,496,987
1,465 Missouri Health and Educational Facilities Authority, Educational
Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series
2013, 5.250%, 5/01/33
5/23 at 100.00 BBB-   1,467,740
220 Missouri Health and Educational Facilities Authority, Educational
Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series
2015B, 4.000%, 5/01/32
11/23 at 100.00 BBB-   221,628
1,390 Missouri Health and Educational Facilities Authority, Revenue Bonds,
A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32,
(Pre-refunded 10/01/23)
10/23 at 100.00 A  (4) 1,400,842
3,660 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2019C, 2.750%, 11/01/39
5/29 at 100.00 AA+   3,253,923
1,500 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2020A, 2.550%, 11/01/40
5/29 at 100.00 AA+   1,225,395
1,015 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2021A, 2.150%, 11/01/41
5/30 at 100.00 AA+   731,033
4,215 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2021B, 2.000%, 11/01/41
5/30 at 100.00 AA+   3,082,514

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
114
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
Missouri Joint Municipal Electric Utility Commission,
Power Project Revenue Bonds, Iatan 2 Project, Refunding
Series 2014A:
$ 1,365 5.000%, 1/01/25 1/24 at 100.00 A2   $ 1,384,984
2,590 5.000%, 1/01/26 1/24 at 100.00 A2   2,625,845
1,010 5.000%, 1/01/32 1/24 at 100.00 A2   1,022,938
1,025 Stoddard County Industrial Development Authority, Missouri, Health
Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%,
3/01/37
5/23 at 103.00 Ba1   1,057,554
Total Missouri 55,770,028
Montana - 0.8%
1,505 Cascade County High School District A Great Falls, Montana, General
Obligation Bonds, School Buidling Series 2018, 5.000%, 7/01/38
7/28 at 100.00 A+   1,637,982
25,675 Forsyth, Montana Pollution Control Revenue Bonds, Portland General
Electric Company Project, Refunding Series 1998A, 2.125%, 5/01/33
3/30 at 102.00 A1   22,704,402
35,095 Forsyth, Rosebud County, Montana, Pollution Control Revenue
Refunding Bonds, Northwestern Corporation Colstrip Project, Series
2016, 2.000%, 8/01/23
No Opt. Call A-   34,960,235
1,000 Gallatin County School District 44 Belgrade, Montana, General
Obligation Bonds, School Building Series 2019, 4.000%, 6/01/33
6/29 at 100.00 A+   1,066,750
1,045 Montana Board of Housing, Single Family Mortgage Bonds, Series
2021A-1, 2.000%, 12/01/41
6/30 at 100.00 AA+   768,368
1,725 Montana Board of Housing, Single Family Mortgage Bonds, Series
2021B, 2.000%, 12/01/41
12/30 at 100.00 AA+   1,190,905
560 Montana Facility Finance Authority, Montana, Health Facilities Reveue
Bonds, Bozeman Deaconess Health Services Obligated Group, Series
2018, 3.250%, 6/01/32
6/28 at 100.00 A   552,121
Total Montana 62,880,763
National - 0.1%
24 BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class D Series
2018, 3.210%, 7/31/23, 144A (SIFMA reference rate + 1.000% spread)
2018 1 (5)
No Opt. Call A+   23,676
5,256 Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A,
3.400%, 1/25/36 2019 1
No Opt. Call AA+   4,953,052
4,810 Freddie Mac Multi-Family ML Certificates, Series ML 08, Series 2021,
1.877%, 7/25/37 2021
No Opt. Call AA+   3,760,807
Total National 8,737,535
Nebraska - 1.1%
5,000 Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds,
Series 2018A, 5.000%, 3/01/50, (Mandatory Put 1/01/24)
10/23 at 100.43 A2   5,035,200
5,455 Central Plains Energy Project, Nebraska, Gas Project Revenue Bonds,
Project 5, Series 2022-1, 5.000%, 5/01/53, (Mandatory Put 10/01/29)
7/29 at 100.22 A2   5,649,853
Douglas County Hospital Authority 2, Nebraska, Hospital
Revenue Bonds, Madonna Rehabilitation Hospital
Project, Series 2014:
2,025 5.000%, 5/15/28 5/24 at 100.00 A-   2,048,672
9,355 5.000%, 5/15/44 5/24 at 100.00 A-   9,289,047
Madison County Hospital Authority 1, Nebraska, Hospital
Revenue Bonds, Faith Regional Health Services Project,
Series 2018:
540 5.000%, 7/01/23 No Opt. Call BBB   541,852
1,250 5.000%, 7/01/24 No Opt. Call BBB   1,272,612

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Nebraska (continued)
$ 530 5.000%, 7/01/25 No Opt. Call BBB   $ 546,658
750 5.000%, 7/01/26 7/25 at 100.00 BBB   774,420
200 5.000%, 7/01/27 7/25 at 100.00 BBB   206,592
835 5.000%, 7/01/28 7/25 at 100.00 BBB   862,797
485 5.000%, 7/01/29 7/25 at 100.00 BBB   501,160
1,000 5.000%, 7/01/30 7/25 at 100.00 BBB   1,032,910
180 5.000%, 7/01/33 7/25 at 100.00 BBB   185,575
Nebraska Investment Finance Authority, Single Family
Housing Revenue Bonds, Series 2019D:
160 2.600%, 9/01/34 3/29 at 100.00 AA+   144,405
7,205 2.850%, 9/01/39 3/29 at 100.00 AA+   6,654,177
10,000 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2020A, 2.550%, 9/01/40
3/29 at 100.00 AA+   8,120,800
595 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2021A, 1.950%, 9/01/37
3/30 at 100.00 AA+   505,887
17,770 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2021C, 2.300%, 9/01/41
9/30 at 100.00 AA+   12,943,846
2,290 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2023A, 4.125%, 9/01/38
3/32 at 100.00 AA+   2,311,778
1,380 Papillion-LaVista School District 27, Sarpy County, Nebraska, General
Obligation Bonds, Refunding Series 2020B, 4.000%, 12/01/26
No Opt. Call Aa2   1,454,065
8,160 Public Power Generation Agency, Nebraska, Whelan Energy Center Unit
2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32
7/26 at 100.00 A2   8,710,963
Sarpy County School District 037 Gretna Public Schools,
Nebraska, General Obligation Bonds, Refunding Series
2019:
1,195 5.000%, 6/15/26 No Opt. Call AA-   1,289,393
1,455 5.000%, 6/15/28 No Opt. Call AA-   1,633,325
1,760 4.000%, 6/15/33 6/29 at 100.00 AA-   1,874,312
2,240 Sarpy County, Nebraska, Limited Tax Highway Allocation Fund Pledge
Bonds, Series 2021, 2.000%, 6/01/27
6/26 at 100.00 Aaa   2,168,477
6,320 Saunders County School District 1, Ashland-Greenwood, Nebraska,
General Obligation Bonds, Series 2021, 2.000%, 12/15/50
12/30 at 100.00 A+   3,774,304
Scotts Bluff County Hospital Authority 1, Nebraska,
Hospital Revenue Bonds, Regional West Medical Center
Project, Refunding & Improvement Series 2016A:
3,660 5.250%, 2/01/28 2/27 at 100.00 BB+   3,826,310
1,355 5.250%, 2/01/29 2/27 at 100.00 BB+   1,417,086
5,865 Southeast Community College Area, Nebraska, Certificates of
Participation, Series 2018, 3.375%, 12/15/37
6/28 at 100.00 Aa1   5,764,826
Total Nebraska 90,541,302
Nevada - 0.5%
5,285 Clark County, Nevada, General Obligation Bonds, Flood Control Series
2014, 4.000%, 11/01/33, (Pre-refunded 11/01/24)
11/24 at 100.00 AA+  (4) 5,395,087
10,000 Clark County, Nevada, Passenger Facility Charge Revenue Bonds,
Las Vegas-McCarran International Airport, Refunding Series 2019E,
5.000%, 7/01/23
No Opt. Call Aa3   10,055,500
8,705 Director of Nevada State Department of Business and Industry,
Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A,
3.700%, 1/01/50, (AMT), (Mandatory Put 1/31/24)
5/23 at 100.00 N/R   8,713,705

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
116
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Nevada (continued)
Henderson, Nevada, Limited Obligation Bonds, Local
Improvement District T-18 Inspirada, Refunding Series
2016:
$ 1,740 4.000%, 9/01/32 9/26 at 100.00 N/R   $ 1,636,261
2,265 4.000%, 9/01/35 9/26 at 100.00 N/R   2,070,459
3,585 Las Vegas Convention and Visitors Authority, Nevada, Revenue Bonds,
Refunding Series 2017B, 4.000%, 7/01/34
7/27 at 100.00 Aa3   3,667,061
2,860 Nevada Housing Division, Single Family Housing Mortgage Revenue
Bonds, Refunding Series 2021A, 2.200%, 10/01/41
10/30 at 100.00 AA+   2,229,370
3,165 Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement
District 1 Legends at Sparks Marina, Refunding Senior Series 2019A,
2.750%, 6/15/28, 144A
No Opt. Call Ba1   2,865,464
Total Nevada 36,632,907
New Hampshire - 0.6%
16,582 National Finance Authority, New Hampshire, Municipal Certificates
Series 2020-1 Class A, 4.125%, 1/20/34
No Opt. Call BBB   16,540,830
10,785 National Finance Authority, New Hampshire, Municipal Certificates
Series 2022-2 Class A, 4.000%, 10/20/36 2022
No Opt. Call BBB   10,327,993
16,935 New Hampshire Business Finance Authority, Pollution Control Revenue
Bonds, United Illuminating Company, Refunding Series 2003A,
2.800%, 10/01/33, (Mandatory Put 10/02/23)
No Opt. Call A   16,907,565
1,145 New Hampshire Business Finance Authority, Water Facility Revenue
Bonds, Pennichuck Water Works Inc. Project , Series 2015A., 4.250%,
1/01/36, (Pre-refunded 1/01/26), (AMT)
1/26 at 100.00 N/R  (4) 1,184,308
New Hampshire Health and Education Facilities
Authority, Revenue Bonds, Concord Hospital, Series
2021A:
1,000 4.000%, 10/01/32 4/31 at 100.00 AA-   1,046,290
1,000 4.000%, 10/01/34 4/31 at 100.00 AA-   1,039,910
1,000 4.000%, 10/01/38 4/31 at 100.00 AA-   1,007,720
1,000 New Hampshire Health and Education Facilities Authority, Revenue
Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38
10/26 at 100.00 A-   1,009,660
840 New Hampshire Health and Education Facilities Authority, Revenue
Bonds, Southern New Hampshire Medical Center, Series 2016,
3.500%, 10/01/34
10/26 at 100.00 A-   842,201
Total New Hampshire 49,906,477
New Jersey - 3.7%
Camden County Improvement Authority, New Jersey,
Health Care Redevelopment Revenue Bonds, Cooper
Health System Obligated Group Issue, Refunding Series
2014A:
2,500 5.000%, 2/15/30 2/24 at 100.00 A-   2,528,225
1,045 5.000%, 2/15/34 2/24 at 100.00 A-   1,054,206
Clifton, New Jersey, General Obligation Bonds,
Refunding Series 2021:
1,110 2.000%, 8/15/29 - BAM Insured 8/28 at 100.00 AA   1,050,992
2,075 2.000%, 8/15/30 - BAM Insured 8/28 at 100.00 AA   1,937,926
2,045 2.000%, 8/15/31 - BAM Insured 8/28 at 100.00 AA   1,872,627
East Brunswick Township, Middlesex County, New
Jersey, General Obligation Bonds, Series 2021:
1,095 2.000%, 2/15/26 No Opt. Call Aa1   1,070,702
1,385 2.000%, 2/15/27 No Opt. Call Aa1   1,343,741
1,355 2.000%, 2/15/30 2/29 at 100.00 Aa1   1,255,407

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
$ 1,370 Flemington-Raritan Regional School District, Hunterdon County, New
Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34
9/26 at 100.00 AA   $ 1,231,644
3,555 Gloucester County Pollution Control Financing Authority, New Jersey,
Pollution Control Revenue Bonds, Logan Project, Refunding Series
2014A, 5.000%, 12/01/24, (AMT), (ETM)
No Opt. Call N/R  (4) 3,605,588
1,585 Gloucester Township, New Jersey, General Obligation Bonds, Series
2019, 2.250%, 2/01/29 - BAM Insured
No Opt. Call AA   1,494,940
New Jersey Economic Development Authority, New
Jersey, Transit Transportation Project Revenue Bonds,
Series 2020A:
4,115 5.000%, 11/01/32 11/29 at 100.00 A3   4,592,751
6,265 4.000%, 11/01/37 11/29 at 100.00 A3   6,309,795
725 4.000%, 11/01/38 11/29 at 100.00 A3   728,038
New Jersey Economic Development Authority, Private
Activity Bonds, The Goethals Bridge Replacement
Project, Series 2013:
1,350 5.000%, 1/01/28, (AMT) 1/24 at 100.00 A2   1,362,514
2,345 5.000%, 1/01/31 - AGM Insured, (AMT) 1/24 at 100.00 AA   2,367,301
2,000 5.375%, 1/01/43, (AMT) 1/24 at 100.00 A-   2,010,440
7,230 New Jersey Economic Development Authority, Revenue Bonds, Motor
Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%,
7/01/30
7/27 at 100.00 Baa3   7,064,072
25,000 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27
6/25 at 100.00 A3   26,066,500
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Social Series 2021QQQ:
700 5.000%, 6/15/26 No Opt. Call A3   745,059
455 5.000%, 6/15/27 No Opt. Call A3   491,036
430 5.000%, 6/15/28 No Opt. Call A3   471,697
5,000 New Jersey Economic Development Authority, Special Facility Revenue
Bonds, Port Newark Container Terminal LLC Project, Refunding Series
2017, 5.000%, 10/01/47, (AMT)
10/27 at 100.00 Baa2   4,835,450
37,560 New Jersey Economic Development Authority, Water Facilities Revenue
Bonds, New Jersey-American Water Company Inc. Project, Refunding
Series 2019A, 2.200%, 10/01/39, (AMT), (Mandatory Put 12/03/29)
12/29 at 100.00 A+   33,191,396
3,345 New Jersey Health Care Facilities Authority, Revenue Bonds, Atlanticare
Health System Obligated Group Issue, Series 2021, 2.375%, 7/01/46
7/31 at 100.00 AA-   2,303,668
2,170 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44
7/24 at 100.00 AA-   2,198,666
1,000 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Saint Joseph's Healthcare System Obligated Group Issue, Refunding
Series 2016, 5.000%, 7/01/35
7/26 at 100.00 BBB-   1,024,230
New Jersey Health Care Facilities Financing Authority,
Revenue Bonds, Virtua Health Inc Series 2013:
1,125 5.000%, 7/01/24 1/24 at 100.00 AA-   1,142,122
75 5.000%, 7/01/24, (Pre-refunded 1/01/24) 1/24 at 100.00 N/R  (4) 76,255
New Jersey Higher Education Student Assistance
Authority, Student Loan Revenue Bonds, Senior Lien
Series 2017-1A:
925 3.500%, 12/01/29, (AMT) 12/26 at 100.00 Aaa   910,986
2,390 3.750%, 12/01/31, (AMT) 12/26 at 100.00 Aaa   2,369,016
2,435 4.000%, 12/01/32, (AMT) 12/26 at 100.00 Aaa   2,423,263
1,020 3.750%, 12/01/33, (AMT) 12/26 at 100.00 Aaa   1,011,045
515 New Jersey Housing and Mortgage Finance Agency, Single Family
Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35
10/27 at 100.00 AA   488,452

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
118
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
New Jersey State, General Obligation Bonds, Covid-19
Emergency Series 2020A:
$ 3,660 5.000%, 6/01/26 No Opt. Call A2   $ 3,946,651
1,030 5.000%, 6/01/28 No Opt. Call A2   1,157,998
855 5.000%, 6/01/29 No Opt. Call A2   978,471
15,280 4.000%, 6/01/30 No Opt. Call A2   16,881,802
1,845 4.000%, 6/01/31 No Opt. Call A2   2,054,980
1,045 4.000%, 6/01/32 No Opt. Call A2   1,170,609
20 New Jersey Transportation Trust Fund Authority, Federal Highway
Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/29
6/26 at 100.00 A+   21,242
New Jersey Transportation Trust Fund Authority, Federal
Highway Reimbursement Revenue Notes, Series 2018A:
6,270 5.000%, 6/15/24 No Opt. Call A+   6,431,139
8,725 5.000%, 6/15/29 6/26 at 100.00 A+   9,266,735
5,635 New Jersey Transportation Trust Fund Authority, Transportation Program
Bonds, Forward Delivery Series 2022AA, 5.000%, 6/15/33
6/32 at 100.00 A3   6,478,278
1,780 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Refunding Series 2006C, 0.000%, 12/15/31 - FGIC Insured
No Opt. Call A3   1,329,767
11,585 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2010D, 5.000%, 12/15/23
No Opt. Call A3   11,741,513
920 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2013AA, 5.000%, 6/15/36
6/23 at 100.00 A3   922,070
2,500 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2014BB-2. Remarketed to Fixed Rate, 5.000%, 6/15/34
6/31 at 100.00 A3   2,814,525
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2015AA:
1,910 5.250%, 6/15/33 6/25 at 100.00 A3   1,997,077
2,210 5.250%, 6/15/34 6/25 at 100.00 A3   2,303,395
2,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2018A, 5.000%, 12/15/23
No Opt. Call A3   2,027,020
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2019A:
7,530 5.000%, 12/15/25 No Opt. Call A3   7,950,550
420 5.000%, 12/15/26 No Opt. Call A3   451,391
10,230 5.000%, 12/15/33 12/29 at 100.00 A3   11,366,758
3,015 4.000%, 12/15/39 12/29 at 100.00 A3   3,019,070
9,490 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019AA, 3.750%, 6/15/33
12/28 at 100.00 A3   9,598,755
6,190 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019BB, 5.000%, 6/15/33
12/28 at 100.00 A3   6,794,330
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2020AA:
2,500 4.000%, 6/15/35 12/30 at 100.00 A3   2,574,300
4,250 4.000%, 6/15/36 12/30 at 100.00 A3   4,331,345
2,775 Ocean City, New Jersey, General Obligation Bonds, General
Improvement Series 2019, 2.250%, 9/15/33
9/26 at 100.00 AA   2,525,861
2,335 Ocean City, New Jersey, General Obligation Bonds, Refunding General
Improvement Series 2016, 1.000%, 11/15/28
11/24 at 100.00 AA   2,136,642
1,485 Salem County Pollution Control Financing Authority, New Jersey,
Pollution Control Revenue Bonds, Chambers Project, Refunding
Series 2014A, 5.000%, 12/01/23, (AMT), (ETM)
No Opt. Call N/R  (4) 1,498,528
1,530 South Orange & Maplewood School District, Essex County, New Jersey,
General Obligation Bonds, Series 2021, 2.125%, 8/15/42
8/29 at 100.00 Aa2   1,062,248

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
Tobacco Settlement Financing Corporation, New Jersey,
Tobacco Settlement Asset-Backed Bonds, Series 2018A:
$ 6,360 5.000%, 6/01/26 No Opt. Call A   $ 6,691,483
4,000 5.000%, 6/01/28 No Opt. Call A   4,337,200
9,245 5.000%, 6/01/29 6/28 at 100.00 A   10,027,774
3,310 5.000%, 6/01/30 6/28 at 100.00 A   3,586,683
6,205 5.000%, 6/01/36 6/28 at 100.00 A-   6,577,238
11,265 4.000%, 6/01/37 6/28 at 100.00 A-   11,345,996
Tobacco Settlement Financing Corporation, New Jersey,
Tobacco Settlement Asset-Backed Bonds, Series 2018B:
70 3.200%, 6/01/27 No Opt. Call A   69,993
2,770 5.000%, 6/01/46 6/28 at 100.00 BBB-   2,781,606
2,585 Toms River Board of Education, Ocean County, New Jersey, General
Obligation Bonds, Regional Schools Series 2019, 2.000%, 7/15/26
No Opt. Call AA-   2,502,771
Total New Jersey 295,383,544
New Mexico - 0.5%
3,260 Central New Mexico Community College, Bernalillo and Sandoval
Counties, New Mexico, General Obligation Bonds, Limited Tax
Refunding Series 2021B, 4.000%, 8/15/24
No Opt. Call AA+   3,325,917
5,355 Farmington, New Mexico, Pollution Control Revenue Bonds, Public
Service Company of New Mexico San Juan and Four Corners Projects,
Refunding Series 2016B, 2.150%, 4/01/33
10/31 at 101.00 BBB   4,457,823
8,560 Farmington, New Mexico, Pollution Control Revenue Bonds, Public
Service Company of New Mexico San Juan Project, Refunding Series
2010E, 1.150%, 6/01/40, (Mandatory Put 6/01/24)
No Opt. Call BBB   8,282,399
1,170 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38
7/27 at 100.00 Aaa   1,127,798
3,110 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38
1/28 at 100.00 Aaa   2,971,014
3,305 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2019D, 3.000%, 7/01/39
1/29 at 100.00 Aaa   3,111,393
1,550 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2019F, 2.850%, 7/01/39
1/29 at 100.00 Aaa   1,389,126
2,485 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2021A, 2.150%, 7/01/41
7/30 at 100.00 Aaa   1,831,470
4,845 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2021C, 2.100%, 7/01/41
7/30 at 100.00 Aaa   3,643,973
3,490 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2021D, 2.350%, 7/01/41
1/31 at 100.00 Aaa   2,698,433
9,070 New Mexico Municipal Energy Acquisition Authority, Gas Supply
Revenue Bonds, Refunding & Acquisition Sub-Series 2019A, 5.000%,
11/01/39, (Mandatory Put 5/01/25)
2/25 at 100.73 Aa1   9,316,613
750 Winrock Town Center Tax Increment Development District 1,
Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds,
Senior Lien Series 2022, 4.000%, 5/01/33, 144A
5/29 at 103.00 N/R   661,643
Total New Mexico 42,817,602
New York - 5.2%
Albany County Airport Authority, New York, Airport
Revenue Bonds, Refunding Series 2020B. Forward
Delivery:
1,225 5.000%, 12/15/23, (AMT) No Opt. Call A   1,237,728
1,145 5.000%, 12/15/24, (AMT) No Opt. Call A   1,174,964

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
120
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 1,515 Albany County, New York, General Obligation Bonds, Refunding
Forward Delivery Series 2019C, 5.000%, 11/01/23
No Opt. Call AA   $ 1,536,619
Buffalo and Fort Erie Public Bridge Authority, New York,
Toll Bridge System Revenue Bonds, Refunding Series
2014:
300 5.000%, 1/01/24 No Opt. Call A+   305,019
500 5.000%, 1/01/25 No Opt. Call A+   519,655
650 Build NYC Resource Corporation, New York, Revenue Bonds, Albert
Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A
12/30 at 100.00 N/R   652,932
3,390 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020A-1, 5.250%, 6/01/40, 144A
12/30 at 100.00 N/R   2,871,364
4,360 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020B-1, 5.000%, 6/01/40, 144A
12/30 at 100.00 N/R   3,583,353
5,000 Dormitory Authority of the State of New York, Revenue Bonds,
Northwell Healthcare Inc, Series 2019B-1, 1.800%, 5/01/48,
(Mandatory Put 11/01/28)
5/28 at 100.00 A-   4,674,850
4,000 Dormitory Authority of the State of New York, Revenue Bonds,
Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48,
(Mandatory Put 5/01/26)
11/25 at 100.00 A-   4,198,440
Dormitory Authority of the State of New York, Revenue
Bonds, Orange Regional Medical Center Obligated
Group, Series 2017:
1,900 5.000%, 12/01/25, 144A No Opt. Call BBB-   1,932,984
1,400 5.000%, 12/01/27, 144A 6/27 at 100.00 BBB-   1,440,656
1,300 5.000%, 12/01/29, 144A 6/27 at 100.00 BBB-   1,334,749
10,000 Dormitory Authority of the State of New York, State Personal Income
Tax Revenue Bonds, General Purpose, Bidding Group 5 Series 2021E,
5.000%, 3/15/26
No Opt. Call AA+   10,752,300
6,965 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2018A, 5.000%, 3/15/28
No Opt. Call Aa1   7,848,441
5,845 Long Island Power Authority, New York, Electric System General
Revenue Bonds, Notes Series 2021, 1.000%, 9/01/25
9/23 at 100.00 A   5,502,834
Long Island Power Authority, New York, Electric System
General Revenue Bonds, Series 2000A:
570 0.000%, 6/01/23 - AGM Insured, (ETM) No Opt. Call AA  (4) 567,435
485 0.000%, 6/01/23 - AGM Insured No Opt. Call AA   482,827
6,000 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Green Climate Bond Certified Series 2020D-1,
5.000%, 11/15/43
11/30 at 100.00 A3   6,265,440
865 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Refunding Green Climate Certified Series 2017C-1,
5.000%, 11/15/24
No Opt. Call A3   889,990
2,380 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Refunding Green Climate Certified Series 2020E,
5.000%, 11/15/33
11/30 at 100.00 A3   2,624,902
1,110 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Refunding Series 2016D, 5.000%, 11/15/31
11/26 at 100.00 A3   1,166,599
5,000 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2014B, 5.250%, 11/15/37
5/24 at 100.00 A3   5,055,700
5,495 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2015A-1, 5.000%, 11/15/36
5/25 at 100.00 A3   5,606,164
18,300 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2021A-2, 4.000%, 11/15/42
5/31 at 100.00 A3   17,297,160

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
Monroe County Industrial Development Corporation,
New York, Revenue Bonds, Saint Ann's Community
Project, Series 2019:
$ 1,535 4.000%, 1/01/30 1/26 at 103.00 N/R   $ 1,373,779
1,910 5.000%, 1/01/40 1/26 at 103.00 N/R   1,601,191
Nassau County Local Economic Assistance Corporation,
New York, Revenue Bonds, Catholic Health Services of
Long Island Obligated Group Project, Series 2014:
1,525 5.000%, 7/01/28 7/24 at 100.00 A-   1,562,744
1,000 5.000%, 7/01/29 7/24 at 100.00 A-   1,024,390
Nassau County Local Economic Assistance Corporation,
New York, Revenue Bonds, Catholic Health Services of
Long Island Obligated Group Project, Series 2014B:
655 5.000%, 7/01/30 7/24 at 100.00 A-   670,583
2,455 5.000%, 7/01/32 7/24 at 100.00 A-   2,511,072
7,710 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Sustainable Neighborhood
Series 2019A-3A, 1.125%, 5/01/60, (Mandatory Put 11/01/24)
4/23 at 100.00 AA+   7,419,179
New York City Industrial Development Agency, New
York, PILOT Payment in Lieu of Taxes Revenue Bonds,
Queens Baseball Stadium Project, Refunding Series
2021A:
1,630 4.000%, 1/01/32 - AGM Insured 1/31 at 100.00 AA   1,733,293
1,045 3.000%, 1/01/33 - AGM Insured 1/31 at 100.00 AA   1,008,415
5,000 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/38
2/24 at 100.00 AAA   5,066,750
New York City Transitional Finance Authority, New York,
Future Tax Secured Bonds, Subordinate Fiscal Series
2023B-1:
5,000 5.000%, 11/01/24 No Opt. Call AAA   5,188,650
1,400 5.000%, 11/01/25 No Opt. Call AAA   1,491,686
New York City Transitional Finance Authority, New York,
Future Tax Secured Bonds, Subordinate Fiscal Series
2023E-1:
3,000 5.000%, 11/01/36 5/33 at 100.00 AAA   3,521,580
3,500 5.000%, 11/01/37 5/33 at 100.00 AAA   4,069,870
New York State Housing Finance Agency, Affordable
Housing Revenue Bonds, Climate Bond Certified/Green
Bond Series 2018I:
600 3.625%, 11/01/33 11/27 at 100.00 Aa2   609,264
2,000 3.875%, 11/01/38 11/27 at 100.00 Aa2   1,935,840
4,255 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%,
5/01/23
4/23 at 100.00 Aa2   4,251,341
2,335 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Climate Bond Certified/Sustainability Green Series 2020J,
0.750%, 5/01/25
4/23 at 100.00 Aa2   2,181,614
New York State Housing Finance Agency, Affordable
Housing Revenue Bonds, Climate Bond Certified/
Sustainability Series 2019P:
2,040 2.600%, 11/01/34 5/28 at 100.00 Aa2   1,811,540
10,105 2.850%, 11/01/39 5/28 at 100.00 Aa2   8,524,376
8,845 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Refunding Series 2019C, 3.850%, 11/01/39
5/28 at 100.00 Aa2   8,512,605
17,620 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Refunding Series 2020H, 2.300%, 11/01/40
5/29 at 100.00 Aa2   13,274,203

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
122
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 2,600 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Series 2019E, 2.125%, 11/01/23
4/23 at 100.00 Aa2   $ 2,586,064
10,405 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 223, 3.000%, 10/01/39
10/28 at 100.00 Aa1   9,058,697
10,175 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 225, 2.300%, 10/01/40
10/29 at 100.00 Aa1   7,498,059
6,000 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 227, 2.300%, 10/01/40
10/29 at 100.00 Aa1   4,433,520
21,935 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 231, 2.400%, 10/01/41
4/30 at 100.00 Aa1   16,166,095
5,335 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 233, 2.200%, 4/01/36
4/30 at 100.00 Aa1   4,231,028
12,255 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Social Series 239, 2.450%, 10/01/41
10/30 at 100.00 Aa1   9,108,284
6,680 New York State Urban Development Corporation, State Personal
Income Tax Revenue Bonds, General Purpose, Series 2020C, 5.000%,
3/15/26
No Opt. Call Aa1   7,188,482
New York Transportation Development Corporation,
New York, Special Facilities Bonds, LaGuardia Airport
Terminal B Redevelopment Project, Series 2016A:
1,440 5.000%, 7/01/30, (AMT) 7/24 at 100.00 Baa2   1,463,846
1,345 4.000%, 7/01/32, (AMT) 7/24 at 100.00 Baa2   1,347,407
8,075 4.000%, 7/01/33, (AMT) 7/24 at 100.00 Baa2   8,083,479
9,735 5.000%, 7/01/34, (AMT) 7/24 at 100.00 Baa2   9,878,981
21,140 5.000%, 7/01/41, (AMT) 7/24 at 100.00 Baa2   21,210,819
2,690 4.000%, 7/01/46 - AGM Insured, (AMT) 7/24 at 100.00 AA   2,519,911
13,020 5.000%, 7/01/46, (AMT) 7/24 at 100.00 Baa2   13,047,082
25,000 5.250%, 1/01/50, (AMT) 7/24 at 100.00 Baa2   25,073,000
3,450 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Refunding Series 2016, 5.000%, 8/01/26,
(AMT)
4/23 at 100.00 B   3,452,311
7,800 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International
Airport Project, Series 2022, 5.000%, 12/01/29, (AMT)
No Opt. Call Baa1   8,513,544
17,520 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals
C&D Redevelopment Project, Series 2018, 4.000%, 1/01/36, (AMT)
1/28 at 100.00 Baa3   16,719,511
10,300 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25
12/23 at 100.00 AA-   10,461,916
Suffolk County Economic Development Corporation,
New York, Revenue Bonds, Catholic Health Services of
Long Island Obligated Group Project, Series 2014:
2,435 5.000%, 7/01/28 7/24 at 100.00 A-   2,495,266
2,695 5.000%, 7/01/29 7/24 at 100.00 A-   2,760,731
4,200 5.000%, 7/01/30 7/24 at 100.00 A-   4,299,918
2,100 5.000%, 7/01/31 7/24 at 100.00 A-   2,149,140
1,335 5.000%, 7/01/32 7/24 at 100.00 A-   1,365,492
3,080 5.000%, 7/01/33 7/24 at 100.00 A-   3,148,006
Triborough Bridge and Tunnel Authority, New York,
General Revenue Bonds, MTA Bridges & Tunnels,
Refunding Series 2023A:
6,380 5.000%, 11/15/24 No Opt. Call AA-   6,637,242
5,000 5.000%, 11/15/25 No Opt. Call AA-   5,323,900

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 10,270 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bond Anticipation Notes, Series 2022A, 5.000%, 8/15/24
No Opt. Call N/R   $ 10,589,294
895 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bond Anticipation Notes, Series 2022B, 5.000%, 12/16/24
No Opt. Call N/R   930,048
3,750 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Green Bonds, Series 2022D-2, 5.000%, 11/15/39
11/32 at 100.00 AA+   4,272,712
Troy Capital Resource Corporation, New York,  Revenue
Bonds, Rensselaer Polytechnic Institute, Refunding Series
2020A. Forward Delivery:
1,200 5.000%, 9/01/23 No Opt. Call A3   1,211,232
1,835 5.000%, 9/01/24 No Opt. Call A3   1,881,939
2,000 5.000%, 9/01/25 No Opt. Call A3   2,085,580
11,465 Westchester County Local Development Corporation, New York,
Revenue Bond, Purchase Senior Learning Community, Inc. Project,
Accd Inv, Series 2021B-EFRB, 3.600%, 7/01/29
No Opt. Call N/R   10,113,047
9,175 Westchester County Local Development Corporation, New York,
Revenue Bond, Purchase Senior Learning Community, Inc. Project,
Accd Inv, Series 2021C-EFRB, 3.200%, 7/01/28, 144A
No Opt. Call N/R   8,571,469
Total New York 418,744,122
North Carolina - 0.4%
2,395 Columbus County Industrial Facilities and Pollution Control Financing
Authority, North Carolina, Recovery Zone Facility Bonds, International
Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34,
(Mandatory Put 6/16/25)
No Opt. Call BBB   2,232,691
3,110 North Carolina Housing Finance Agency, Home Ownership Revenue
Bonds, 1998 Trust Agreement, Series 2019-42, 2.625%, 7/01/39
7/28 at 100.00 AA+   2,590,786
4,660 North Carolina Housing Finance Agency, Home Ownership Revenue
Bonds, 1998 Trust Agreement, Series 2020-43, 2.800%, 1/01/40
1/29 at 100.00 AA+   3,882,712
12,735 North Carolina Housing Finance Agency, Home Ownership Revenue
Bonds, 1998 Trust Agreement, Series 2021-47, 2.300%, 7/01/41
7/30 at 100.00 AA+   9,561,183
11,625 North Carolina Municipal Power Agency 1, Catawba Electric Revenue
Bonds, Series 2015C, 5.000%, 1/01/29
1/26 at 100.00 A   12,362,490
2,500 North Carolina Turnpike Authority, Triangle Expressway System
Revenue Bonds, Bond Anticipation Bond Senior Lien Series 2020,
5.000%, 2/01/24, (ETM)
No Opt. Call BBB  (4) 2,544,450
Total North Carolina 33,174,312
North Dakota - 0.9%
5,395 Cass County Joint Water Reserve District, North Dakota, Temporary
Improvement  Special Assessment Bonds, Refunding Series 2021A,
0.480%, 5/01/24
5/23 at 100.00 Aa3   5,182,545
Fargo, North Dakota, General Obligation Bonds,
Refunding Improvement Series 2021A:
1,250 4.000%, 5/01/26 5/25 at 100.00 Aa2   1,288,800
1,320 4.000%, 5/01/27 5/25 at 100.00 Aa2   1,362,068
1,385 4.000%, 5/01/28 5/25 at 100.00 Aa2   1,429,445
Grand Forks, North Dakota, Health Care System Revenue
Bonds, Altru Health System Obligated Group, Series
2021:
1,750 5.000%, 12/01/29 No Opt. Call Baa2   1,875,650
1,775 5.000%, 12/01/30 No Opt. Call Baa2   1,917,479
2,985 5.000%, 12/01/32 12/31 at 100.00 Baa2   3,239,889
3,920 5.000%, 12/01/33 12/31 at 100.00 Baa2   4,238,971
4,675 5.000%, 12/01/34 12/31 at 100.00 Baa2   5,019,314

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
124
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
North Dakota (continued)
Horace, Cass County, North Dakota, General Obligation
Bonds, Refunding Improvement Series 2021:
$ 500 3.000%, 5/01/33 5/27 at 100.00 Baa2   $ 452,860
500 3.000%, 5/01/36 5/27 at 100.00 Baa2   434,695
3,440 3.000%, 5/01/46 5/27 at 100.00 Baa2   2,558,844
2,600 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Series 2019C, 3.200%, 7/01/39
7/28 at 100.00 Aa1   2,427,152
2,450 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Series 2020A, 3.000%, 7/01/40
7/29 at 100.00 Aa1   2,213,305
4,535 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Series 2020B, 2.350%, 7/01/40
1/30 at 100.00 Aa1   3,554,986
6,900 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Series 2021A, 2.250%, 7/01/41
7/30 at 100.00 Aa1   5,100,825
10,000 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Social Series 2021B, 2.450%, 7/01/41
1/31 at 100.00 Aa1   7,664,200
Ward County Health Care, North Dakota, Revenue
Bonds, Trinity Obligated Group, Series 2017C:
3,785 5.000%, 6/01/28 No Opt. Call BB+   3,753,887
3,000 5.000%, 6/01/29 6/28 at 100.00 BB+   2,964,150
1,260 5.000%, 6/01/31 6/28 at 100.00 BB+   1,241,806
3,480 5.000%, 6/01/34 6/28 at 100.00 BB+   3,374,278
10,980 5.000%, 6/01/38 6/28 at 100.00 BB+   10,125,646
3,300 5.000%, 6/01/43 6/28 at 100.00 BB+   2,895,288
Total North Dakota 74,316,083
Ohio - 4.1%
American Municipal Power Inc., Ohio, Fremont Energy
Center Revenue Bonds, Refunding Series 2021A:
2,760 5.000%, 2/15/33 2/31 at 100.00 A1   3,181,949
4,155 5.000%, 2/15/34 2/31 at 100.00 A1   4,771,851
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Revenue Bonds,
Refunding Senior Lien Series 2020A-2 Class 1:
2,085 5.000%, 6/01/27 No Opt. Call A   2,218,252
16,850 5.000%, 6/01/28 No Opt. Call A   18,172,051
11,745 5.000%, 6/01/29 No Opt. Call A   12,787,486
15,745 5.000%, 6/01/30 No Opt. Call A   17,283,916
13,495 5.000%, 6/01/31 6/30 at 100.00 A   14,760,696
5,005 5.000%, 6/01/32 6/30 at 100.00 A   5,459,704
7,265 5.000%, 6/01/33 6/30 at 100.00 A-   7,901,269
1,000 5.000%, 6/01/34 6/30 at 100.00 A-   1,081,730
7,190 5.000%, 6/01/35 6/30 at 100.00 A-   7,717,530
1,220 5.000%, 6/01/36 6/30 at 100.00 A-   1,298,910
4,855 4.000%, 6/01/37 6/30 at 100.00 A-   4,801,013
10,085 4.000%, 6/01/38 6/30 at 100.00 A-   9,886,023
155 4.000%, 6/01/39 6/30 at 100.00 A-   150,204
8,090 3.000%, 6/01/48 6/30 at 100.00 BBB+   5,928,029
5,725 4.000%, 6/01/48 6/30 at 100.00 BBB+   5,059,812
13,230 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Series 2020B-2 Class 2, 5.000%, 6/01/55
6/30 at 100.00 N/R   11,996,832
Cleveland, Ohio, Airport System Revenue Bonds,
Refunding Series 2016A:
1,590 5.000%, 1/01/28 - AGM Insured 1/25 at 100.00 AA   1,655,937
2,230 5.000%, 1/01/29 - AGM Insured 1/25 at 100.00 AA   2,319,044
2,060 5.000%, 1/01/30 - AGM Insured 1/25 at 100.00 AA   2,139,928
1,810 5.000%, 1/01/31 - AGM Insured 1/25 at 100.00 AA   1,879,884

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 20 Columbus, Ohio, General Obligation Bonds, Various Purpose Series
2018A, 5.000%, 4/01/30
10/28 at 100.00 AAA   $ 22,763
11,700 County of Washington, Ohio, Hospital Facilities Revenue Bonds, Series
2022, (Memorial Health System Obligated Group), 6.375%, 12/01/37
12/32 at 100.00 N/R   11,946,753
1,080 Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering
Health Network Obligated Group Project, Refunding & Improvement
Series 2021, 3.000%, 8/01/40
2/31 at 100.00 A+   895,558
7,490 Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis
HealthCare System Obligated Group Project, Series 2013, 5.000%,
2/15/27
5/23 at 100.00 BB+   7,493,520
2,940 Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation
Project, Series 2009A, 5.700%, 8/01/23
No Opt. Call N/R   3,675
1,400 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009B, 3.100%, 9/01/23
No Opt. Call N/R   1,750
7,000 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)
No Opt. Call BBB-   6,370,980
28,740 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series
2006A, 3.750%, 12/01/23 (6)
No Opt. Call N/R   35,925
915 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project,
Refunding Series 2010A, 3.125%, 7/01/33 (6)
No Opt. Call N/R   1,144
3,610 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2006B, 3.625%, 12/01/33 (6)
No Opt. Call N/R   4,512
250 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008C, 3.950%, 11/01/32 (6)
No Opt. Call N/R   313
2,200 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
No Opt. Call BBB-   2,132,878
14,735 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2005A,
2.100%, 1/01/29, (AMT), (Mandatory Put 10/01/24)
No Opt. Call BBB+   14,346,291
20,015 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2005C,
2.100%, 4/01/28, (AMT), (Mandatory Put 10/01/24)
No Opt. Call BBB+   19,487,004
25,825 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2007A,
2.500%, 8/01/40, (AMT), (Mandatory Put 10/01/29)
No Opt. Call BBB+   22,923,819
18,600 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2007B,
2.500%, 11/01/42, (AMT), (Mandatory Put 10/01/29)
No Opt. Call BBB+   16,510,476
12,540 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2014B,
2.600%, 6/01/41, (AMT), (Mandatory Put 10/01/29)
10/24 at 100.00 BBB+   11,201,104
6,015 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2014D,
1.900%, 5/01/26, (Mandatory Put 10/01/24)
No Opt. Call BBB+   5,839,061

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
126
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 15,000 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Dayton
Power & Light Company Project, Refunding Collateralized Series
2015A, 4.250%, 11/01/40, (AMT), (Mandatory Put 6/01/27)
No Opt. Call A3   $ 15,136,950
2,610 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Duke
Energy Corporation Project, Refunding Series 2022A, 4.250%,
11/01/39, (AMT), (Mandatory Put 6/01/27)
No Opt. Call BBB   2,634,821
480 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt
Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, (AMT), 144A
No Opt. Call N/R   466,858
5,060 Ohio Higher Educational Facility Commission, Revenue Bonds, Case
Western Reserve University Project, Series 2019C, 1.625%, 12/01/34,
(Mandatory Put 12/01/26)
6/26 at 100.00 AA-   4,799,309
1,815 Ohio Higher Educational Facility Commission, Senior Hospital Parking
Revenue Bonds, University Circle Incorporated 2020 Project, Series
2020, 5.000%, 1/15/36
1/30 at 100.00 A3   1,839,847
1,950 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2019B, 3.000%, 9/01/39
9/28 at 100.00 Aaa   1,774,929
2,865 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2020A, 2.750%, 9/01/40
3/29 at 100.00 Aaa   2,552,715
1,420 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2020B, 2.250%, 9/01/40
9/29 at 100.00 Aaa   1,141,964
3,640 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2021A, 2.250%, 9/01/41
3/30 at 100.00 Aaa   2,743,177
4,895 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2021C, 2.450%, 9/01/41
9/30 at 100.00 Aaa   3,840,715
8,500 Ohio State, Hospital Revenue Bonds, University Hospitals Health
System, Inc., Refunding Series 2016A, 5.000%, 1/15/41
1/26 at 100.00 A   8,729,585
15,555 Ohio State, Hospital Revenue Bonds, University Hospitals Health
System, Inc., Variable Rate Series 2020B, 5.000%, 1/15/50, (Mandatory
Put 1/15/25)
1/25 at 100.00 A   16,082,003
1,205 Ohio State, Major New State Infrastructure Project Revenue Bonds,
Series 2021-1A, 5.000%, 12/15/27
No Opt. Call AA   1,350,251
3,855 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Generating Corporation Project, Refunding Series 2006A,
3.000%, 5/15/49 (6)
No Opt. Call N/R   4,819
8,500 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2005B, 4.000%, 1/01/34 (6)
No Opt. Call N/R   10,625
8,645 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010A, 3.750%, 7/01/33 (6)
No Opt. Call N/R   10,806
1,945 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010C, 4.000%, 6/01/33
No Opt. Call N/R   2,431
2,355 Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation
Project, Series 2006B, 4.000%, 12/01/33 (6)
No Opt. Call N/R   2,944
3,860 Toledo-Lucas County Port Authority, Ohio, Development Revenue
Bonds, Northwest Ohio Bond Fund, HB Magruder Memorial Hospital
Project, Series 2021F, 2.250%, 11/15/36
5/28 at 100.00 A-   3,101,394
1,350 Tuscarawas County Economic Development and Finance Alliance,
Ohio, Higher Education Facilities Revenue Bonds, Ashland University,
Refunding & Improvement Series 2015, 5.375%, 3/01/27
3/25 at 100.00 N/R   1,349,690
Total Ohio 329,245,409

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma - 2.6%
$ 1,060 Bryan County School Finance Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Durant Public Schools Project,
Refunding Series 2020, 4.000%, 12/01/28
No Opt. Call A   $ 1,133,893
Bryan County School Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Durant
Public Schools Project, Series 2020:
1,775 2.000%, 9/01/28 No Opt. Call A   1,682,292
1,850 2.000%, 9/01/29 No Opt. Call A   1,737,687
1,800 2.750%, 9/01/30 No Opt. Call A   1,799,928
1,790 2.750%, 9/01/31 9/30 at 100.00 A   1,786,724
265 Canadian County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Mustang Public Schools
Project, Series 2017, 4.000%, 9/01/24
No Opt. Call AA-   269,630
Carter County Public Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Plainview
Public Schools Project, Series 2021A:
740 4.000%, 12/01/33 12/31 at 100.00 A+   796,210
1,670 4.000%, 12/01/34 12/31 at 100.00 A+   1,785,197
1,570 4.000%, 12/01/35 12/31 at 100.00 A+   1,659,396
3,090 Cleveland County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Moore Public Schools
Project, Series 2016, 5.000%, 6/01/23
No Opt. Call A+   3,099,888
Cleveland County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Moore Public Schools Project, Series 2021:
2,200 4.000%, 6/01/28 No Opt. Call Aa3   2,331,758
2,050 4.000%, 6/01/29 No Opt. Call Aa3   2,194,177
1,055 4.000%, 6/01/30 No Opt. Call Aa3   1,138,735
10,000 4.000%, 6/01/31 No Opt. Call Aa3   10,884,600
Cleveland County Public Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Moore
Norman Technology Center Project, Series 2021:
910 4.000%, 5/01/27 No Opt. Call Aa3   961,979
945 4.000%, 5/01/28 No Opt. Call Aa3   1,009,109
960 4.000%, 5/01/29 No Opt. Call Aa3   1,036,896
875 4.000%, 5/01/30 No Opt. Call Aa3   948,141
690 4.000%, 5/01/31 No Opt. Call Aa3   754,322
930 4.000%, 5/01/32 5/31 at 100.00 Aa3   1,010,594
800 4.000%, 5/01/33 5/31 at 100.00 Aa3   864,048
900 4.000%, 5/01/34 5/31 at 100.00 Aa3   966,654
1,070 4.000%, 5/01/35 5/31 at 100.00 Aa3   1,130,808
Comanche County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Elgin Public Schools Project, Series 2017A:
1,470 5.000%, 12/01/28 12/27 at 100.00 A   1,636,257
1,410 5.000%, 12/01/31 12/27 at 100.00 A   1,567,976
Garfield County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Enid Public Schools Project, Series 2016A:
3,165 5.000%, 9/01/30 9/26 at 100.00 A   3,357,211
5,290 5.000%, 9/01/31 9/26 at 100.00 A   5,607,770
3,125 Garvin County Educational Facilities Authority, Oklahoma, Lease
Revenue Bonds, Wynnewood Public Schools Project, Series 2018,
3.625%, 9/01/36
9/28 at 100.00 A-   3,126,969

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
128
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma (continued)
Grady County School Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Amber-
Pocasset Public Schools Project, Series 2019:
$ 1,365 4.000%, 9/01/32 9/29 at 100.00 A   $ 1,441,699
1,485 4.000%, 9/01/34 9/29 at 100.00 A   1,562,606
1,000 4.000%, 9/01/36 9/29 at 100.00 A   1,030,200
Grady County School Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Tuttle Public
Schools Project, Series 2019:
1,880 4.000%, 9/01/32 9/29 at 100.00 A+   1,985,637
1,605 4.000%, 9/01/33 9/29 at 100.00 A+   1,690,001
1,000 4.000%, 9/01/34 9/29 at 100.00 A+   1,043,390
Lincoln County Educational Facilities Authority,
Oklahoma, Lease Revenue Bonds, Stroud Public Schools
Project, Series 2016:
1,000 5.000%, 9/01/23 No Opt. Call A   1,008,170
1,870 5.000%, 9/01/24 No Opt. Call A   1,923,314
2,490 5.000%, 9/01/26 No Opt. Call A   2,668,732
Love County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Marietta
Public Schools Project, Series 2021:
890 4.000%, 12/01/33 12/31 at 100.00 A-   954,098
920 4.000%, 12/01/34 12/31 at 100.00 A-   980,582
960 4.000%, 12/01/35 12/31 at 100.00 A-   1,005,782
McClain County Economic Development Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Purcell Public Schools Project, Series 2018:
1,280 5.000%, 9/01/30 9/28 at 100.00 A   1,426,483
1,565 5.000%, 9/01/34 9/28 at 100.00 A   1,733,754
6,140 Oklahoma City, Oklahoma, General Obligation Bonds, Series 2021,
2.000%, 3/01/25
No Opt. Call AAA   6,058,706
1,195 Oklahoma County Finance Authority, Oklahoma, Educational Facilities
Lease Revenue Bonds, Western Heights Public Schools Project, Series
2018A, 5.000%, 9/01/24
No Opt. Call A   1,228,902
9,265 Oklahoma County Independent School District 12 Edmond, General
Obligation Bonds, Combined Purpose Series 2023, 3.000%, 3/01/25
No Opt. Call AA+   9,301,504
Oklahoma Development Finance Authority, Health
System Revenue Bonds, OU Medicine Project, Series
2018B:
590 5.000%, 8/15/28 No Opt. Call BB-   584,767
3,475 5.000%, 8/15/33 8/28 at 100.00 BB-   3,380,132
15,680 5.000%, 8/15/38 8/28 at 100.00 BB-   14,893,648
3,795 5.250%, 8/15/43 8/28 at 100.00 BB-   3,642,858
2,470 5.500%, 8/15/57 8/28 at 100.00 BB-   2,366,285
4,975 Oklahoma Development Finance Authority, Health System Revenue
Bonds, OU Medicine Project, Taxable Series 2022, 5.500%, 8/15/37
8/32 at 100.00 N/R   4,816,696
970 Oklahoma Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Homeownership Loan Program, Series 2019A, 3.000%,
9/01/39
3/28 at 100.00 Aaa   899,452
1,240 Oklahoma Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Homeownership Loan Program, Series 2020A, 3.000%,
9/01/40
3/29 at 100.00 Aaa   1,212,112
Pontotoc County Educational Facilities Authority,
Oklahoma, Facilities Lease Revenue Bonds, Ada Public
Schools Project, Series 2014:
500 3.000%, 9/01/23 No Opt. Call A-   500,365

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma (continued)
$ 630 5.000%, 9/01/24 No Opt. Call A-   $ 646,821
1,505 5.000%, 9/01/25 No Opt. Call A-   1,576,186
Pontotoc County Educational Facilities Authority,
Oklahoma, Facilities Lease Revenue Bonds, Ada Public
Schools Project, Series 2021:
455 4.000%, 9/01/29 No Opt. Call Baa1   482,391
400 4.000%, 9/01/30 No Opt. Call Baa1   425,836
985 4.000%, 9/01/31 No Opt. Call Baa1   1,050,187
3,210 Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue
Bonds, Series 2013A, 5.625%, 6/01/38, (Pre-refunded 6/01/23), (AMT)
6/23 at 100.00 AA  (4) 3,223,289
7,800 Tulsa County Independent School District 001 Tulsa, Oklahoma,
General Obligation Bonds, Combined Purpose Series 2022A, 2.000%,
3/01/27
No Opt. Call AA   7,590,726
Tulsa County Industrial Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Berryhill Public Schools
Project, Series 2020:
1,540 2.000%, 9/01/27 No Opt. Call A-   1,466,188
1,605 2.000%, 9/01/28 No Opt. Call A-   1,512,359
1,670 2.000%, 9/01/29 No Opt. Call A-   1,554,169
3,150 2.000%, 9/01/30 No Opt. Call A-   2,890,881
Tulsa County Industrial Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Broken Arrow Public
Schools Project, Series 2016:
3,840 5.000%, 9/01/25 9/23 at 100.00 AA-   3,874,522
10,755 5.000%, 9/01/26 9/23 at 100.00 AA-   10,850,827
Tulsa County Industrial Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Broken Arrow Public
Schools Project, Series 2021A:
8,070 4.000%, 9/01/30 No Opt. Call A1   8,569,210
9,035 4.000%, 9/01/31 No Opt. Call A1   9,646,760
Tulsa County Industrial Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Jenks Public Schools
Project, Series 2015:
6,205 5.000%, 9/01/25 No Opt. Call AA-   6,559,306
9,830 5.000%, 9/01/26 9/25 at 100.00 AA-   10,384,215
2,580 Washington County Rural Water District 3, Oklahoma, Revenue Bonds,
Refunding & Capital improvement Series 2020, 3.000%, 9/15/35
3/28 at 100.00 A+   2,465,887
Weatherford Industrial Trust Educational, Oklahoma,
Facilities Lease Revenue Bonds, Weatherford Public
Schools Project, Series 2019:
2,090 5.000%, 3/01/29 No Opt. Call A-   2,335,700
2,000 5.000%, 3/01/31 3/29 at 100.00 A-   2,228,340
2,500 5.000%, 3/01/33 3/29 at 100.00 A-   2,773,125
Total Oklahoma 207,725,649
Oregon - 1.0%
5,000 Beaverton School District 48J, Washington and Multnomah Counties,
Oregon, General Obligation Bonds, Convertible Deferred Interest
Series 2017D, 5.000%, 6/15/35
6/27 at 100.00 AA+   5,418,650
1,760 Benton and Linn Counties District School District 509J Corvallis,
Oregon, General Obligation Bonds, Series 2018A, 5.000%, 6/15/38
6/28 at 100.00 AA+   1,924,014
1,200 Clackamas Community College District, Oregon, General Obligation
Bonds, Deferred Interest Series 2017A, 5.000%, 6/15/40
6/27 at 100.00 Aa1   1,291,116

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
130
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oregon (continued)
Clackamas County School District 62, Oregon City,
Oregon, General Obligation Bonds, Refunding Series
2018A:
$ 1,665 0.000%, 6/15/34 6/28 at 79.31 AA+   $ 1,093,738
1,510 0.000%, 6/15/35 6/28 at 75.58 AA+   939,190
1,050 0.000%, 6/15/37 6/28 at 69.16 AA+   588,441
2,050 0.000%, 6/15/39 6/28 at 63.17 AA+   1,026,538
1,770 Multnomah County Hospital Facilities Authority, Oregon, Revenue
Bonds, Adventist Health System/West, Refunding Variable Rate Series
2019, 5.000%, 3/01/40, (Mandatory Put 3/01/25)
9/24 at 100.00 A   1,785,310
2,250 Multnomah County Hospital Facilities Authority, Oregon, Revenue
Bonds, Terwilliger Plaza-Parkview Project, Refunding Green Series
2021B-1, 1.200%, 6/01/28
6/23 at 100.00 BB+   1,912,455
2,790 Multnomah-Clackamas Counties School District 10JT Greham-Barlow,
Oregon, General Obligation Bonds, Deferred interest Series 2019A,
0.000%, 6/15/38
6/29 at 72.47 Aa1   1,488,605
6,480 Oregon Health and Science University, Revenue Bonds, Green Series
2021B-2, 5.000%, 7/01/46, (Mandatory Put 2/01/32)
11/31 at 100.00 AA-   7,571,686
1,815 Oregon Housing and Community Services Department, Mortgage
Revenue Bonds, Single-Family Mortgage Program, Series 2017D,
3.450%, 1/01/38
1/27 at 100.00 Aa2   1,801,297
2,990 Oregon Housing and Community Services Department, Mortgage
Revenue Bonds, Single-Family Mortgage Program, Series 2018C,
3.900%, 7/01/38
7/27 at 100.00 Aa2   2,901,586
7,955 Oregon Housing and Community Services Department, Mortgage
Revenue Bonds, Single-Family Mortgage Program, Series 2019A,
2.650%, 7/01/39
7/28 at 100.00 Aa2   6,500,428
7,420 Oregon Housing and Community Services Department, Single Family
Mortgage Revenue Bonds, Series 2021A, 2.250%, 7/01/41
7/30 at 100.00 Aa2   5,642,687
15,995 Oregon State  Business Development Commission, Recovery Zone
Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010,
2.400%, 12/01/40, (Mandatory Put 8/14/23)
No Opt. Call A   15,919,504
11,455 Oregon State Department of Transportation, Highway User Tax Revenue
Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38, (Pre-refunded
11/15/23)
11/23 at 100.00 AAA  (4) 11,625,221
3,325 Oregon State, General Obligation Bonds, Veterans Welfare Series 108
of 2021O, 2.600%, 12/01/42
12/30 at 100.00 AA+   2,637,124
4,050 Port of Portland, Oregon, International Airport Revenue Bonds, Green
Series 2023-29, 5.000%, 7/01/38, (AMT)
7/33 at 100.00 AA-   4,481,892
Salem Hospital Facility Authority, Oregon, Revenue
Bonds, Salem Healthl Project, Refunding Series 2016A:
3,425 5.000%, 5/15/32 5/26 at 100.00 AA-   3,623,684
1,925 5.000%, 5/15/33 5/26 at 100.00 AA-   2,034,436
Total Oregon 82,207,602
Pennsylvania - 5.2%
Allegheny County Hospital Development Authority,
Pennsylvania, Revenue Bonds, Allegheny Health Network
Obligated Group Issue, Series 2018A:
1,000 5.000%, 4/01/36 4/28 at 100.00 A   1,067,450
10,085 4.000%, 4/01/37 4/28 at 100.00 A   10,083,891
5,205 4.000%, 4/01/38 4/28 at 100.00 A   5,149,046
9,155 4.000%, 4/01/44 4/28 at 100.00 A   8,579,700

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 1,525 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018,
5.000%, 5/01/28, 144A
No Opt. Call Ba3   $ 1,561,966
1,200 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Generation Project,
Refunding Series 2006A, 3.500%, 4/01/41 (6)
No Opt. Call N/R   1,500
7,770 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Refunding Series 2008A, 2.700%, 4/01/35 (6)
No Opt. Call N/R   9,713
2,880 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Series 2006B, 3.500%, 12/01/35 (6)
No Opt. Call N/R   3,600
Berks County Industrial Development Authority,
Pennsylvania, Health System Revenue Bonds, Tower
Health Project, Series 2017:
1,670 4.000%, 11/01/33 11/27 at 100.00 B   989,058
2,410 4.000%, 11/01/38 11/27 at 100.00 B   1,356,179
8,815 4.000%, 11/01/39 11/27 at 100.00 B   4,961,346
1,040 3.750%, 11/01/42 11/27 at 100.00 B   526,313
3,875 4.000%, 11/01/47 11/27 at 100.00 B   1,913,785
8,430 5.000%, 11/01/47 11/27 at 100.00 B   5,113,301
15,925 Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower
Health Project, Series 2020B-3, 5.000%, 2/01/40, (Mandatory Put
2/01/30)
8/29 at 101.50 B   12,775,035
1,000 Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018,
5.000%, 7/15/27
No Opt. Call A+   1,100,600
5,190 Clarion County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Pennsylvania-American Water Company Project,
Refunding Series 2019, 2.450%, 12/01/39, (AMT), (Mandatory Put
12/03/29)
12/29 at 100.00 A+   4,786,529
39,105 Commonwealth Financing Authority, Pennsylvania, State Appropriation
Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 - AGM
Insured
6/28 at 100.00 AA   38,616,970
7,845 Geisinger Authority, Montour County, Pennsylvania, Health System
Revenue Bonds, Geisinger Health System, Series 2020B, 5.000%,
4/01/43, (Mandatory Put 2/15/27)
8/26 at 100.00 AA-   8,322,761
Indiana County Hospital Authority, Pennsylvania, Hospital
Revenue Bonds, Indiana Regional Medical Center, Series
2014A:
790 5.000%, 6/01/24, (Pre-refunded 6/01/23) 6/23 at 100.00 N/R  (4) 792,686
525 5.000%, 6/01/25, (Pre-refunded 6/01/23) 6/23 at 100.00 N/R  (4) 526,785
370 5.125%, 6/01/26, (Pre-refunded 6/01/23) 6/23 at 100.00 N/R  (4) 371,332
460 5.375%, 6/01/28, (Pre-refunded 6/01/23) 6/23 at 100.00 N/R  (4) 461,835
3,500 Lehigh County Authority, Pennsylvania, Water and Sewer Revenue
Bonds, Allentown Concession, Series 2013A, 5.000%, 12/01/43
12/23 at 100.00 A   3,494,680
4,500 Lehigh County General Purpose Authority, Pennsylvania, Hospital
Revenue Bonds, Lehigh Valley Health Network, Series 2019A, 4.000%,
7/01/49
7/29 at 100.00 A+   4,129,335
10,430 Lehigh County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, Pennsylvania Power and Light
Company, Series 2016A, 3.000%, 9/01/29
No Opt. Call A+   10,507,912
16,805 Luzerne County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Pennsylvania-American Water Company Project,
Refunding Series 2019, 2.450%, 12/01/39, (AMT), (Mandatory Put
12/03/29)
12/29 at 100.00 A+   15,524,795

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
132
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 1,030 Montgomery County Higher Education and Health Authority,
Pennsylvania, Revenue Bonds, AICUP Financing Program, Gwynedd
Mercy University, Variable Rate Series 2017V-1B, 4.000%, 5/01/36,
(Mandatory Put 5/01/23)
No Opt. Call BBB   $ 1,030,700
6,095 North Allegheny School District, Allegheny County, Pennsylvania,
General Obligation Bonds, Limited Tax Series 2019, 4.000%, 5/01/44
5/29 at 100.00 AA   6,095,244
4,055 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2005A, 3.750%, 12/01/40 (6)
No Opt. Call N/R   5,069
3,455 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2006A, 2.550%, 11/01/41 (6)
No Opt. Call N/R   4,319
Pennsylvania Economic Development Financing
Authority, Parking System Revenue Bonds, Capitol
Region Parking System, Junior Guaranteed Series
2013B:
1,975 5.500%, 1/01/25 1/24 at 100.00 AA   2,013,888
2,290 5.500%, 1/01/26 1/24 at 100.00 AA   2,335,960
2,265 5.500%, 1/01/27 1/24 at 100.00 AA   2,309,281
Pennsylvania Economic Development Financing
Authority, Parking System Revenue Bonds, Capitol
Region Parking System, Junior Insured Series 2013C:
515 5.500%, 1/01/25 - AGM Insured 1/24 at 100.00 AA   525,140
1,110 5.500%, 1/01/26 - AGM Insured 1/24 at 100.00 AA   1,132,278
2,505 5.500%, 1/01/28 - AGM Insured 1/24 at 100.00 AA   2,552,294
2,050 5.500%, 1/01/29 - AGM Insured 1/24 at 100.00 AA   2,088,561
1,255 5.500%, 1/01/31 - AGM Insured 1/24 at 100.00 AA   1,277,866
3,160 Pennsylvania Economic Development Financing Authority, Private
Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement
Project, Series 2015, 5.000%, 12/31/34, (AMT)
6/26 at 100.00 BBB   3,228,382
1,250 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Project, Series
2009, 0.950%, 12/01/33, (Mandatory Put 12/01/26)
No Opt. Call A-   1,112,363
6,665 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Project, Series
2013, 3.500%, 8/01/45, (AMT), (Mandatory Put 5/01/23)
No Opt. Call A-   6,664,000
2,685 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Project, Series
2017A, 0.580%, 8/01/37, (AMT), (Mandatory Put 8/01/24)
No Opt. Call A-   2,563,289
Pennsylvania Higher Educational Facilities Authority,
Revenue Bonds, LaSalle University, Series 2012:
1,320 5.000%, 5/01/27 5/23 at 100.00 BB+   1,272,374
10,850 5.000%, 5/01/42 5/23 at 100.00 BB+   8,819,314
1,135 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
Widener University, Series 2021A, 3.000%, 7/15/39
7/31 at 100.00 A-   893,211
5,215 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2016-119, 3.500%, 10/01/36
4/25 at 100.00 AA+   5,095,733
19,900 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2016-120, 3.100%, 10/01/36
10/25 at 100.00 AA+   17,953,581
8,985 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2016-121, 3.100%, 10/01/36
10/25 at 100.00 AA+   8,106,177
6,605 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2019-128B, 3.500%, 10/01/34
10/27 at 100.00 AA+   6,455,067

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 4,880 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2019-131A, 3.000%, 10/01/39
4/29 at 100.00 AA+   $ 4,158,931
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 2020-133:
3,240 2.125%, 10/01/35 10/29 at 100.00 AA+   2,654,240
10,050 2.350%, 10/01/40 10/29 at 100.00 AA+   7,517,099
15,000 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Social Series 2021-137, 2.450%, 10/01/41
4/31 at 100.00 AA+   11,148,450
4,800 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Social Series 2022-1394A, 4.000%, 10/01/37
4/32 at 100.00 AA+   4,814,784
Pennsylvania Turnpike Commission, Motor License Fund-
Enhanced Turnpike Special Revenue Bonds, Subordinate
Series 2014A:
2,095 4.500%, 12/01/34 12/26 at 100.00 AA-   2,187,850
5,000 4.750%, 12/01/37 12/26 at 100.00 AA-   5,201,900
16,220 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital
Appreciation Series 2009E, 6.375%, 12/01/38
12/27 at 100.00 A+   18,448,952
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Refunding Series 2019. Forward Delivery:
4,665 5.000%, 12/01/24 No Opt. Call AA-   4,837,605
5,190 5.000%, 12/01/25 No Opt. Call AA-   5,528,492
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Refunding Subordinate Second Series 2016B-2:
5,955 5.000%, 6/01/25 No Opt. Call A   6,234,944
2,890 5.000%, 6/01/29 6/26 at 100.00 A   3,077,359
22,155 5.000%, 6/01/35 6/26 at 100.00 A   23,234,835
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Refunding Subordinate Second Series 2017:
2,960 5.000%, 12/01/29 12/27 at 100.00 A   3,245,196
3,240 5.000%, 12/01/31 12/27 at 100.00 A   3,547,638
5,450 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
Refunding Subordinate Series 2016A, 5.000%, 12/01/36
12/26 at 100.00 A   5,741,739
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Refunding Subordinate Third Series 2017:
3,635 5.000%, 12/01/31 12/27 at 100.00 A   3,980,143
2,250 5.000%, 12/01/32 12/27 at 100.00 A   2,460,465
2,000 4.000%, 12/01/36 12/27 at 100.00 A   2,036,600
12,140 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
2015A-1, 5.000%, 12/01/24
No Opt. Call AA-   12,589,180
1,105 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
2016A-1, 5.000%, 12/01/28
6/26 at 100.00 AA-   1,188,096
3,045 Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series
2017A-1, 5.000%, 12/01/36
12/27 at 100.00 AA-   3,285,920
7,445 Philadelphia Authority For Industrial Development, Pennsylvania, City
Agreement Revenue Bonds, Cultural and Commercial Corridors
Program, Refunding Series 2016A, 5.000%, 12/01/29
12/25 at 100.00 A   7,847,923
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, La Salle University, Series
2017:
1,835 5.000%, 5/01/31 11/27 at 100.00 BB+   1,724,405
2,060 5.000%, 5/01/33 11/27 at 100.00 BB+   1,901,421
1,165 5.000%, 5/01/34 11/27 at 100.00 BB+   1,063,726

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
134
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 3,680 Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds,
Guthrie Healthcare System, Series 2007, 4.105%, 12/01/24 (3-Month
LIBOR*0.67% reference rate + 0.780% spread) (5)
5/23 at 100.00 A+   $ 3,686,182
3,905 Scranton, Lackawanna County, Pennsylvania, General Obligation Notes,
Series 2016, 5.000%, 11/15/26
5/24 at 100.00 BB+   3,926,712
1,670 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania,
University Revenue Bonds, Marywood University, Series 2016,
3.375%, 6/01/26
No Opt. Call BB+   1,582,191
Southcentral Pennsylvania General Authority, Revenue
Bonds, Hanover Hospital Inc., Series 2013:
1,705 5.000%, 12/01/23 6/23 at 100.00 A   1,710,166
1,795 5.000%, 12/01/24 6/23 at 100.00 A   1,799,901
20,030 University of Pittsburgh of the Commonwealth System of Higher
Education, Pennsylvania, Pitt Asset Notes, Series 2021, 4.000%,
4/15/26
2/26 at 100.00 AA+   20,948,576
3,120 Washington County Industrial Development Authority, Pennsylvania,
College Revenue Bonds, AICUP Financing Program-Washington and
Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36
11/27 at 100.00 BBB+   2,805,005
1,000 Wilson School District, Berks County, Pennsylvania, General Obligation
Bonds, Series 2021B, 4.000%, 5/15/29
No Opt. Call AA   1,086,390
Total Pennsylvania 413,465,210
Puerto Rico - 3.5%
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2020A:
19,655 5.000%, 7/01/30, 144A No Opt. Call N/R   19,855,678
17,060 5.000%, 7/01/35, 144A 7/30 at 100.00 N/R   16,904,583
350 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2021A, 5.000%, 7/01/33, 144A
7/31 at 100.00 N/R   349,415
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2021B:
11,705 5.000%, 7/01/24, 144A No Opt. Call N/R   11,805,078
7,455 5.000%, 7/01/33, 144A 7/31 at 100.00 N/R   7,442,550
5,575 4.000%, 7/01/42, 144A 7/31 at 100.00 N/R   4,737,022
5,210 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior
Lien Series 2008A, 6.125%, 7/01/24
No Opt. Call CCC   5,280,543
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
916 0.000%, 7/01/24 No Opt. Call N/R   867,278
24,502 0.000%, 7/01/27 No Opt. Call N/R   20,161,471
23,520 0.000%, 7/01/29 7/28 at 98.64 N/R   17,546,155
31,792 0.000%, 7/01/31 7/28 at 91.88 N/R   21,246,912
61,669 0.000%, 7/01/33 7/28 at 86.06 N/R   37,090,203
4,797 4.500%, 7/01/34 7/25 at 100.00 N/R   4,746,632
12 0.000%, 7/01/51 7/28 at 30.01 N/R   2,335
1,045 4.750%, 7/01/53 7/28 at 100.00 N/R   958,474
390 5.000%, 7/01/58 7/28 at 100.00 N/R   368,226
4,743 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Restructured Cofina Project Series 2018B-1, 4.500%, 7/01/34
7/25 at 100.00 N/R   4,693,198
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Taxable Restructured Cofina Project
Series 2019A-2:
22,449 4.329%, 7/01/40 7/28 at 100.00 N/R   20,485,610
23,316 4.329%, 7/01/40 7/28 at 100.00 N/R   21,276,783
3,712 4.784%, 7/01/58 7/28 at 100.00 N/R   3,378,440

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
Puerto Rico, General Obligation Bonds, Restructured
Series 2022A-1:
$ 2,534 5.250%, 7/01/23 No Opt. Call N/R   $ 2,538,227
3,241 0.000%, 7/01/24 No Opt. Call N/R   3,051,390
11,620 5.375%, 7/01/25 No Opt. Call N/R   11,805,850
17,517 5.625%, 7/01/27 No Opt. Call N/R   18,119,003
8,920 5.625%, 7/01/29 No Opt. Call N/R   9,326,671
2,749 5.750%, 7/01/31 No Opt. Call N/R   2,920,426
6,771 0.000%, 7/01/33 7/31 at 89.94 N/R   3,845,860
4,364 4.000%, 7/01/33 7/31 at 103.00 N/R   3,932,575
3,679 4.000%, 7/01/35 7/31 at 103.00 N/R   3,215,704
Total Puerto Rico 277,952,292
Rhode Island - 0.9%
Rhode Island Health and Educational Building
Corporation, Educational Institution Revenue Bonds, St.
George's School, Series 2021:
1,275 5.000%, 10/01/28 No Opt. Call AA-   1,436,989
2,010 4.000%, 10/01/46 10/31 at 100.00 AA-   1,959,569
2,000 Rhode Island Health and Educational Building Corporation, Hospital
Financing Revenue Bonds, Care New England Issue, Refunding Series
2016B, 5.000%, 9/01/36
9/26 at 100.00 BB-   1,909,160
1,290 Rhode Island Health and Educational Building Corporation, Public
Schools Financing Program Revenue Bonds, City of Providence,
Series 2021D, 5.000%, 5/15/27 - BAM Insured
No Opt. Call AA   1,414,304
4,375 Rhode Island Health and Educational Building Corporation, Revenue
Bonds, Care New England Health System, Series 2013A, 5.500%,
9/01/28, (Pre-refunded 9/01/23)
9/23 at 100.00 N/R  (4) 4,426,363
2,595 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, 2019 Series 70, 3.000%,
10/01/39
10/28 at 100.00 AA+   2,319,852
2,420 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, 2019 Series 71, 3.000%,
10/01/39
4/29 at 100.00 AA+   2,149,250
13,950 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, 2021 Series 75A,
2.250%, 10/01/41
4/30 at 100.00 AA+   10,236,510
10,000 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bonds, Series 73-A, 2.300%, 10/01/40
10/29 at 100.00 AA+   7,541,600
4,550 Rhode Island Housing and Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, Series 2020-72A,
2.550%, 10/01/40
10/29 at 100.00 AA+   3,652,603
137,445 Rhode Island Tobacco Settlement Financing Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52
4/23 at 17.88 CCC-   21,709,438
7,500 Rhode Island Tobacco Settlement Financing Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2015B, 4.500%, 6/01/45
6/25 at 100.00 N/R   7,419,225
3,855 Rhode Island, General Obligation Bonds, Consolidated Capital
Development Loan, Series 2021A, 5.000%, 5/01/25
No Opt. Call AA   4,050,757
Total Rhode Island 70,225,620
South Carolina - 1.0%
5,780 Greenville Hospital System Board of Trustees, South Carolina, Hospital
Revenue Bonds, Series 2014B, 5.000%, 5/01/34
5/24 at 100.00 A   5,847,048

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
136
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
South Carolina (continued)
Lexington County Health Services District, Inc., South
Carolina, Hospital Revenue Bonds, Lexington Medical
Center, Series 2016:
$ 1,055 5.000%, 11/01/34 5/26 at 100.00 A1   $ 1,108,742
1,170 5.000%, 11/01/35 5/26 at 100.00 A1   1,224,299
9,780 Patriots Energy Group Financing Agency, South Carolina, Gas Supply
Revenue Bonds, Series 2018A, 4.000%, 10/01/48, (Mandatory Put
2/01/24)
11/23 at 100.30 Aa1   9,797,506
1,000 Patriots Energy Group, South Carolina, Gas System Revenue Bonds,
Improvement and Refunding Series 2021A, 2.250%, 6/01/41
6/31 at 100.00 A2   720,360
2,700 South Carolina Housing Finance and Development Authority, Mortgage
Revenue Bonds, Series 2019B, 2.900%, 7/01/39
1/29 at 100.00 Aaa   2,265,246
5,740 South Carolina Housing Finance and Development Authority, Mortgage
Revenue Bonds, Series 2020B, 2.150%, 7/01/40
1/30 at 100.00 Aaa   4,267,403
17,980 South Carolina Housing Finance and Development Authority, Mortgage
Revenue Bonds, Series 2021A, 2.050%, 7/01/41
7/30 at 100.00 Aaa   12,786,477
10,000 South Carolina Housing Finance and Development Authority, Mortgage
Revenue Bonds, Series 2022C, 2.750%, 3/01/24
8/23 at 100.00 Aaa   9,971,400
South Carolina Jobs-Economic Development Authority,
Economic Development Revenue Bonds, FMU Student
Housing LLC - Francis Marion University Project, Series
2014A:
1,910 5.000%, 8/01/27 8/24 at 100.00 Baa3   1,934,811
3,925 5.000%, 8/01/32 8/24 at 100.00 Baa3   3,959,854
3,240 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Refunding & Improvement Series 2015A, 5.000%,
12/01/31
6/25 at 100.00 A-   3,344,782
South Carolina Public Service Authority, Santee Cooper
Revenue Obligations, Refunding & Improvement Series
2020A:
2,860 5.000%, 12/01/31 12/30 at 100.00 A-   3,207,061
2,820 5.000%, 12/01/32 12/30 at 100.00 A-   3,139,732
South Carolina Public Service Authority, Santee Cooper
Revenue Obligations, Refunding Series 2016A:
7,885 5.000%, 12/01/29 6/26 at 100.00 A-   8,320,015
4,325 5.000%, 12/01/31 6/26 at 100.00 A-   4,539,607
2,200 5.000%, 12/01/37 6/26 at 100.00 A-   2,259,840
Total South Carolina 78,694,183
South Dakota - 0.2%
Mitchell School District 17-2, South Dakota, General
Obligation Bonds, Limited Tax Refunding Certificates,
Series 2021:
200 2.000%, 8/01/26 No Opt. Call AA+   193,576
400 2.000%, 8/01/27 No Opt. Call AA+   384,532
400 2.000%, 8/01/29 8/27 at 100.00 AA+   378,872
1,580 South Dakota Building Authority, Revenue Bonds, Series 2013B,
5.000%, 6/01/24, (Pre-refunded 6/01/23)
6/23 at 100.00 AA+  (4) 1,586,020
1,545 South Dakota Health and Educational Facilities Authority, Revenue
Bonds, Monument Health, Inc., Series 2020A, 5.000%, 9/01/27
No Opt. Call AA-   1,687,434
2,410 South Dakota Health and Educational Facilities Authority, Revenue
Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31
9/27 at 100.00 AA-   2,595,763
3,925 South Dakota Housing Development Authority, Homeownership
Mortgage Revenue Bonds, Series 2021A, 2.100%, 11/01/41
5/30 at 100.00 AAA   2,876,632

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
South Dakota (continued)
$ 7,095 South Dakota Housing Development Authority, Homeownership
Mortgage Revenue Bonds, Series 2021B, 2.050%, 11/01/41
5/30 at 100.00 AAA   $ 5,131,955
3,205 South Dakota Housing Development Authority, Homeownership
Mortgage Revenue Bonds, Social Series 2023A, 4.150%, 11/01/38
11/31 at 100.00 AAA   3,240,319
Total South Dakota 18,075,103
Tennessee - 1.6%
Chattanooga Health, Educational and Housing Facility
Board, Tennessee, Revenue Bonds, CommonSpirit
Health, Series 2019A-1:
1,600 5.000%, 8/01/26 No Opt. Call A-   1,697,824
1,820 5.000%, 8/01/28 No Opt. Call A-   1,994,028
2,265 Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital
Revenue Bonds, Erlanger Health System, Refunding Series 2014A,
5.000%, 10/01/28
10/24 at 100.00 BBB+   2,323,935
Knox County Health, Educational and Housing Facilities
Board, Tennessee, Revenue Bonds, University Health
System, Inc., Series 2017:
2,895 3.375%, 4/01/26 No Opt. Call BBB   2,895,724
3,250 5.000%, 4/01/29 4/27 at 100.00 BBB   3,440,775
2,505 5.000%, 4/01/30 4/27 at 100.00 BBB   2,646,958
2,725 5.000%, 4/01/31 4/27 at 100.00 BBB   2,877,627
5,045 Metropolitan Government of Nashville-Davidson County Health and
Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt
University Medical Center, Series 2016A, 5.000%, 7/01/40
7/26 at 100.00 A   5,189,438
4,435 Murfreesboro, Tennessee, General Obligation Bonds, Series 2021,
3.000%, 6/01/30
6/29 at 100.00 AA+   4,470,081
15,760 Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2021A,
4.000%, 12/01/51, (Mandatory Put 9/01/28)
6/28 at 100.68 A1   15,530,377
4,095 Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2022A,
5.500%, 10/01/53, (Mandatory Put 12/01/30)
9/30 at 100.10 Baa1   4,349,955
410 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2015-1C, 3.950%, 7/01/35
1/25 at 100.00 AA+   407,946
3,255 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2018-3, 3.750%, 7/01/38
7/27 at 100.00 AA+   3,235,958
6,320 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2018-4, 3.900%, 7/01/38
1/28 at 100.00 AA+   6,262,172
5,795 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2019-1, 3.750%, 7/01/39
7/28 at 100.00 AA+   5,694,283
6,175 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2019-2, 3.000%, 7/01/39
7/28 at 100.00 AA+   5,820,617
2,440 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2019-3, 2.600%, 7/01/39
1/29 at 100.00 AA+   2,253,096
3,920 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2019-4, 2.900%, 7/01/39
1/29 at 100.00 AA+   3,714,906
4,145 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2021-1, 2.250%, 7/01/41
7/30 at 100.00 AA+   3,107,797
7,135 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2021-2, 2.250%, 7/01/41
7/30 at 100.00 AA+   5,542,896
5,605 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2021-3, 2.300%, 7/01/41
1/31 at 100.00 AA+   4,149,382
2,500 The Tennessee Energy Acquisition Corporation, Gas Project Revenue
Bonds, Series 2018, 4.000%, 11/01/49, (Mandatory Put 11/01/25)
8/25 at 100.22 A2   2,498,125

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
138
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee (continued)
$ 5,000 The Tennessee Energy Acquisition Corporation, Gas Project Revenue
Bonds, Series 2023A-1, 5.000%, 5/01/53, (Mandatory Put 5/01/28)
2/28 at 100.22 A2   $ 5,148,200
7,800 The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,
Commodity Project,  Series 2021A, 5.000%, 5/01/52, (Mandatory Put
11/01/31)
8/31 at 100.85 A2   8,143,590
27,335 The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,
Series 2006C, 4.000%, 5/01/48, (Pre-refunded 5/01/23), (Mandatory
Put 5/01/23)
5/23 at 100.00 A  (4) 27,361,788
Total Tennessee 130,757,478
Texas - 3.9%
1,255 Arlington Independent School District, Tarrant County, Texas, General
Obligation Bonds, School Building Series 2021, 5.000%, 2/15/25
No Opt. Call AAA   1,311,990
Austin Convention Enterprises Inc., Texas, Convention
Center Hotel Revenue Bonds, Refunding First Tier Series
2017A:
2,610 5.000%, 1/01/28 1/27 at 100.00 BB+   2,708,162
2,840 5.000%, 1/01/30 1/27 at 100.00 BB+   2,943,461
1,600 5.000%, 1/01/32 1/27 at 100.00 BB+   1,656,000
1,060 Austin Independent School District, Travis County, Texas, General
Obligation Bonds, Refunding and Building Series 2021, 5.000%,
8/01/25
No Opt. Call Aaa   1,121,597
4,000 Austin, Texas, Electric Utility System Revenue Bonds, Refunding &
Improvement Series 2020A, 5.000%, 11/15/26
No Opt. Call AA-   4,366,840
5,000 Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation
Notes Subordinate Lien Series 2021C, 5.000%, 1/01/27
1/26 at 100.00 BBB+   5,289,200
Central Texas Regional Mobility Authority, Revenue
Bonds, Senior Lien, Series 2015A:
1,945 5.000%, 1/01/32, (Pre-refunded 7/01/25) 7/25 at 100.00 A-  (4) 2,050,438
1,525 5.000%, 1/01/33, (Pre-refunded 7/01/25) 7/25 at 100.00 A-  (4) 1,607,670
1,165 5.000%, 1/01/34, (Pre-refunded 7/01/25) 7/25 at 100.00 A-  (4) 1,228,155
City of Houston, Texas, Convention & Entertainment
Facilities Department Hotel Occupancy Tax and Special
Revenue Bonds, Refunding Series 2019:
1,120 5.000%, 9/01/32 9/28 at 100.00 A   1,236,189
1,000 5.000%, 9/01/34 9/28 at 100.00 A   1,099,410
1,000 5.000%, 9/01/35 9/28 at 100.00 A   1,092,680
1,000 5.000%, 9/01/36 9/28 at 100.00 A   1,085,740
4,275 Fort Bend County Industrial Development Corporation, Texas, Revenue
Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42
5/23 at 100.00 Baa2   4,205,617
9,230 Grand Parkway Transportation Corporation, Texas, System Toll Revenue
Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53, (Pre-
refunded 10/01/23)
10/23 at 100.00 N/R  (4) 9,338,360
Harris County Cultural Education Facilities Finance
Corporation, Texas, Hospital Revenue Bonds, Memorial
Hermann Health System, Refunding Series 2020A:
5,215 4.125%, 7/01/26 No Opt. Call A+   5,453,117
4,025 3.950%, 7/01/27 No Opt. Call A+   4,234,018
3,060 3.750%, 7/01/28 No Opt. Call A+   3,223,955
6,890 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Health System, Series
2019B-2, 5.000%, 7/01/49, (Mandatory Put 12/01/24)
9/24 at 100.84 A+   7,109,722
5,420 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Health System, Series
2019B-3, 5.000%, 7/01/49, (Mandatory Put 12/01/26)
9/26 at 100.78 A+   5,842,272

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 3,650 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Health System, Series
2022B, 5.000%, 6/01/50, (Mandatory Put 12/01/28)
12/27 at 101.49 A+   $ 4,041,098
6,235 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Healthcare System,
Series 2014A, 5.000%, 12/01/29, (Pre-refunded 12/01/24)
12/24 at 100.00 A+  (4) 6,479,100
1,150 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019A,
4.000%, 10/01/35
10/29 at 100.00 AA   1,208,684
5,140 Harris County Flood Control District, Texas, General Obligation Bonds,
Refunding Contract Tax Series 2014A, 5.000%, 10/01/25
10/24 at 100.00 Aaa   5,310,288
425 Harris County-Houston Sports Authority, Texas, Revenue Bonds,
Refunding Second Lien Series 2014C, 5.000%, 11/15/23
No Opt. Call Baa1   429,055
Harris County-Houston Sports Authority, Texas, Revenue
Bonds, Refunding Senior Lien Series 2014A:
4,795 5.000%, 11/15/24 - AGM Insured No Opt. Call AA   4,955,920
4,600 5.000%, 11/15/25 - AGM Insured 11/24 at 100.00 AA   4,764,634
3,745 5.000%, 11/15/26 - AGM Insured 11/24 at 100.00 AA   3,884,352
12,050 5.000%, 11/15/27 - AGM Insured 11/24 at 100.00 AA   12,455,362
11,815 Houston Independent School District, Harris County, Texas, General
Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%,
2/15/34
2/26 at 100.00 AAA   12,160,589
2,440 Houston, Texas, Airport System Special Facilities Revenue Bonds, United
Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%,
7/01/29, (AMT)
7/24 at 100.00 BB-   2,442,123
1,740 Houston, Texas, Airport System Special Facilities Revenue Bonds,
United Airlines, Inc. Terminal E Project, Series 2021B-1, 4.000%,
7/15/41, (AMT)
7/29 at 100.00 B-   1,480,757
Houston, Texas, Combined Utility System Revenue
Bonds, Refunding First Lien Series 2018D:
3,085 5.000%, 11/15/32 11/28 at 100.00 Aa2   3,476,270
2,615 5.000%, 11/15/33 11/28 at 100.00 Aa2   2,931,912
1,325 Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
Convention and Entertainment Facilities Department, Refunding
Series 2014, 5.000%, 9/01/31
9/24 at 100.00 A   1,353,739
1,000 Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
Convention and Entertainment Facilities Department, Refunding
Series 2021, 3.000%, 9/01/33
9/31 at 100.00 A   981,300
3,815 Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
Convention and Entertainment Project, Series 2001B, 0.000%,
9/01/23 - AMBAC Insured
No Opt. Call A   3,763,345
2,265 Laredo Community College District, Webb County, Texas, General
Obligation Bonds, Series 2014, 5.000%, 8/01/32, (Pre-refunded
8/01/24)
8/24 at 100.00 AA-  (4) 2,335,102
Love Field Airport Modernization Corporation, Texas,
General Airport Revenue Bonds Series 2015:
1,000 5.000%, 11/01/26, (AMT) 11/25 at 100.00 A1   1,040,860
2,025 5.000%, 11/01/27, (AMT) 11/25 at 100.00 A1   2,106,668
1,570 5.000%, 11/01/28, (AMT) 11/25 at 100.00 A1   1,631,858
2,000 5.000%, 11/01/29, (AMT) 11/25 at 100.00 A1   2,070,820
2,000 5.000%, 11/01/30, (AMT) 11/25 at 100.00 A1   2,067,640

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
140
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Lower Colorado River Authority, Texas, Transmission
Contract Revenue Bonds, LCRA Transmission Services
Corporation Project, Refunding Series 2021:
$ 4,500 5.000%, 5/15/25 No Opt. Call A+   $ 4,724,685
3,825 5.000%, 5/15/26 No Opt. Call A+   4,120,328
2,050 5.000%, 5/15/27 No Opt. Call A+   2,257,645
2,100 5.000%, 5/15/28 No Opt. Call A+   2,363,109
4,500 Matagorda County Navigation District 1, Texas, Pollution Control
Revenue Bonds, Central Power & Light Company Project, Refunding
Series 2001A, 2.600%, 11/01/29
No Opt. Call A-   4,068,765
McCamey County Hospital District, Texas, General
Obligation Bonds, Series 2013:
2,340 5.000%, 12/01/25 No Opt. Call B1   2,367,729
2,720 5.250%, 12/01/28 12/25 at 100.00 B1   2,777,419
2,700 Mission Economic Development Corporation, Texas, Revenue Bonds,
Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31,
(AMT), 144A
4/23 at 104.00 BB-   2,639,736
North Texas Tollway Authority, Special Projects System
Revenue Bonds, Convertible Capital Appreciation Series
2011C:
3,855 0.000%, 9/01/43, (Pre-refunded 9/01/31) (8) 9/31 at 100.00 N/R  (4) 4,926,651
9,130 6.750%, 9/01/45, (Pre-refunded 9/01/31) 9/31 at 100.00 N/R  (4) 12,076,708
North Texas Tollway Authority, System Revenue Bonds,
Refunding First Tier, Series 2019A:
5,000 3.000%, 1/01/35 1/29 at 100.00 AA-   4,740,050
5,000 4.000%, 1/01/36 1/29 at 100.00 AA-   5,138,200
5,950 North Texas Tollway Authority, System Revenue Bonds, Refunding First
Tier, Series 2020A, 4.000%, 1/01/37
1/29 at 100.00 AA-   6,084,351
2,835 North Texas Tollway Authority, System Revenue Bonds, Refunding
Second Tier, Series 2015A, 5.000%, 1/01/38
1/25 at 100.00 A+   2,904,316
1,000 Port Beaumont Navigation District, Jefferson County, Texas, Dock and
Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project,
Series 2020, 3.625%, 1/01/35, (AMT), 144A
5/23 at 102.00 N/R   806,940
Port Beaumont Navigation District, Jefferson County,
Texas, Dock and Wharf Facility Revenue Bonds, Jefferson
Gulf Coast Energy Project, Series 2021A:
6,865 2.750%, 1/01/36, (AMT), 144A 7/23 at 103.00 N/R   4,931,610
13,675 2.875%, 1/01/41, (AMT), 144A 7/23 at 103.00 N/R   9,069,944
1,000 3.000%, 1/01/50, (AMT), 144A 7/23 at 103.00 N/R   595,470
1,250 Port of Houston Authority, Harris County, Texas, General Obligation
Bonds, First Lien Series 2021, 5.000%, 10/01/26
No Opt. Call AA+   1,360,262
2,315 Round Rock, Texas, Combined Tax and Revenue Certificates of
Obligation, Series 2021A, 2.000%, 8/15/43
8/30 at 100.00 AAA   1,486,392
Round Rock, Texas, Combined Tax and Revenue
Certificates of Obligation, Series 2021C:
1,180 2.000%, 8/15/43 8/30 at 100.00 AAA   757,643
1,520 2.000%, 8/15/46 8/30 at 100.00 AAA   921,287
1,315 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series
2013, 5.125%, 9/01/33, (Pre-refunded 9/01/23)
9/23 at 100.00 A3  (4) 1,328,452
5,885 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Revenue Bonds, Christus Health, Series 2022A, 5.000%, 7/01/53,
(Mandatory Put 7/01/32)
1/32 at 100.00 A1   6,666,705
1,940 Texas Department of Housing and Community Affairs, Single Family
Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38
9/27 at 100.00 Aaa   1,942,134

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 4,835 Texas Department of Housing and Community Affairs, Single Family
Mortgage Revenue Bonds, Series 2021A, 2.050%, 9/01/41
3/30 at 100.00 Aaa   $ 3,479,943
Texas Private Activity Bond Surface Transporation
Corporation, Revenue Bonds, NTE Mobility Partners LLC
North Tarrant Express Managed Lanes Project, Refunding
Senior Lien Series 2019A:
12,000 4.000%, 12/31/37 12/29 at 100.00 Baa2   11,335,800
10,945 4.000%, 12/31/39 12/29 at 100.00 Baa2   10,164,074
Texas Private Activity Bond Surface Transporation
Corporation, Senior Lien Revenue Bonds, Blueridge
Transportation Group, LLC SH 288 Toll Lanes Project,
Series 2016:
4,930 5.000%, 12/31/40, (AMT) 12/25 at 100.00 Baa2   4,982,850
8,110 5.000%, 12/31/45, (AMT) 12/25 at 100.00 Baa2   8,144,954
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue Bonds, LBJ
Infrastructure Group LLC IH-635 Managed Lanes Project,
Refunding  Series 2020A:
4,450 4.000%, 6/30/32 12/30 at 100.00 Baa2   4,509,986
1,500 4.000%, 12/31/32 12/30 at 100.00 Baa2   1,518,480
5,500 Texas Transportation Commission, Central Texas Turnpike System
Revenue Bonds, Refunding First Tier Series 2020A, 5.000%, 8/15/39
8/30 at 100.00 A+   5,973,220
13,775 Texas Transportation Commission, Central Texas Turnpike System
Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%,
8/15/34
8/24 at 100.00 A-   13,973,773
Texas Transportation Commission, State Highway 249
System Revenue Bonds, First Tier Toll Series 2019A:
1,125 0.000%, 8/01/35 2/29 at 76.82 Baa3   632,137
1,590 0.000%, 8/01/36 2/29 at 73.16 Baa3   835,577
2,070 0.000%, 8/01/37 2/29 at 69.41 Baa3   1,017,985
1,100 0.000%, 8/01/39 2/29 at 62.63 Baa3   476,861
Total Texas 309,678,240
Utah - 0.0%
Black Desert Public Infrastructure District, Utah, Limited
Tax General Obligation Bonds, Series 2021A:
1,055 3.250%, 3/01/31, 144A 9/26 at 103.00 N/R   937,410
1,600 3.500%, 3/01/36, 144A 9/26 at 103.00 N/R   1,340,240
1,300 Downtown East Streetcar Sewer Public Infrastructure District, South Salt
Lake, Salt Lake County, Utah, Limited Tax General Obligation Bonds,
Series 2022A, 5.750%, 3/01/42, 144A
9/27 at 103.00 N/R   1,313,442
Total Utah 3,591,092
Vermont - 0.1%
2,985 Vermont Economic Development Authority, Mortgage Revenue Bonds,
Wake Robin Corporation Project, Series 2021A, 4.000%, 5/01/37
5/28 at 103.00 N/R   2,534,414
3,547 Vermont Housing Finance Agency, Multiple Purpose Bonds, Series
2021A, 2.450%, 11/01/41
11/30 at 100.00 Aa1   2,758,821
Total Vermont 5,293,235
Virginia - 2.1%
5,390 Chesapeake Industrial Development Authority, Virginia, Pollution
Control Revenue Bonds, Virginia Electric and Power Company Project,
Refunding Series 2008A, 1.900%, 2/01/32, (Mandatory Put 6/01/23)
No Opt. Call A2   5,372,698

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
142
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virginia (continued)
$ 19,850 Federal Home Loan Mortgage Corporation, Multifamily Variable Rate
Certificates Relating to Municpal Securities Class A Series 2019M-053,
2.550%, 6/15/35 2020 M053
No Opt. Call AA+   $ 16,379,561
Federal Home Loan Mortgage Corporation, Notes:
19,105 3.150%, 1/15/36, 144A 10/31 at 100.00 AA+   17,403,700
5,000 Hampton Roads Transportation Accountability Commission, Virginia,
Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien
Bond Anticipation Notes, Series 2021A, 5.000%, 7/01/26, (ETM)
No Opt. Call Aa2  (4) 5,405,400
870 James City County Economic Development Authority, Virginia,
Residential Care Facility Revenue Bonds, Williamsburg Landing Inc.,
Refunding Series 2021A, 4.000%, 12/01/35
12/27 at 103.00 N/R   765,139
6,805 Louisa Industrial Development Authority, Virginia, Pollution Control
Revenue Bonds, Virginia Electric and Power Company, Refunding
Series 2008A, 1.900%, 11/01/35, (Mandatory Put 6/01/23)
No Opt. Call A2   6,783,156
1,000 Stafford County Economic Development Authority, Virginia, Hospital
Facilities Revenue Bonds, Mary Washington Healthcare Obligated
Group, Refunding Series 2016, 3.125%, 6/15/31
6/26 at 100.00 A   999,000
2,875 Virginia College Building Authority, Educational Facilities Revenue
Bonds, 21st Century College & Equipment Programs, Series 2019A,
5.000%, 2/01/24
No Opt. Call AA+   2,933,707
710 Virginia College Building Authority, Educational Facilities Revenue
Bonds, Marymount University Project, Refunding Series 2015A,
5.000%, 7/01/45, 144A
7/25 at 100.00 BB+   673,421
7,505 Virginia Housing Development Authority, Rental Housing Bonds, Series
2020B, 2.200%, 3/01/40
3/29 at 100.00 AA+   5,688,114
Virginia Small Business Financing Authority, Private
Activity Revenue Bonds, Transform 66 P3 Project, Senior
Lien Series 2017:
15,045 5.000%, 12/31/49, (AMT) 6/27 at 100.00 BBB   14,890,488
22,375 5.000%, 12/31/56, (AMT) 6/27 at 100.00 BBB   21,873,576
Virginia Small Business Financing Authority, Revenue
Bonds, 95 Express Lanes LLC Project, Refunding Senior
Lien Series 2022:
5,000 5.000%, 7/01/32, (AMT) 1/32 at 100.00 BBB   5,459,300
4,000 5.000%, 1/01/34, (AMT) 1/32 at 100.00 BBB   4,341,960
4,890 5.000%, 7/01/36, (AMT) 1/32 at 100.00 BBB   5,171,077
3,285 5.000%, 7/01/37, (AMT) 1/32 at 100.00 BBB   3,436,242
4,540 5.000%, 1/01/38, (AMT) 1/32 at 100.00 BBB   4,730,044
7,385 5.000%, 12/31/47, (AMT) 12/32 at 100.00 Baa1   7,523,469
Virginia Small Business Financing Authority, Revenue
Bonds, Elizabeth River Crossing OPCO, LLC Project,
Refunding Senior Lien Series 2022:
7,000 4.000%, 7/01/33, (AMT) 1/32 at 100.00 BBB   7,072,800
7,250 4.000%, 7/01/34, (AMT) 1/32 at 100.00 BBB   7,284,437
2,550 4.000%, 1/01/35, (AMT) 1/32 at 100.00 BBB   2,550,765
5,750 4.000%, 7/01/35, (AMT) 1/32 at 100.00 BBB   5,716,420
2,030 Virginia Transportation Board, Transportation Revenue Bonds, Capital
Projects, Refunding Series 2017A, 5.000%, 5/15/24
No Opt. Call AA+   2,085,866
2,130 Wise County Industrial Development Authority, Virginia, Solid Waste
and Sewage Disposal Revenue Bonds, Virginia Electric and Power
Company, Series 2010A, 1.200%, 11/01/40, (Mandatory Put 5/31/24)
No Opt. Call A2   2,062,351
8,100 York County Economic Development Authority, Virginia, Pollution
Control Revenue Bonds, Virginia Electric and Power Company Project,
Refunding Series 2009A, 1.900%, 5/01/33, (Mandatory Put 6/01/23)
No Opt. Call A2   8,073,999
Total Virginia 164,676,690

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington - 3.8%
$ 3,725 Clark County School District 37, Vancouver, Washington, General
Obligation Bonds, Series 2021, 4.000%, 12/01/25
No Opt. Call Aaa   $ 3,876,570
Energy Northwest, Washington, Electric Revenue Bonds,
Columbia Generating Station, Refunding Series 2019A:
27,925 5.000%, 7/01/36 7/29 at 100.00 Aa2   31,070,472
41,235 5.000%, 7/01/37 7/29 at 100.00 Aa2   45,476,020
8,955 King County, Washington, Sewer Revenue Bonds, Refunding Junior
Lien Series 2020B, 0.875%, 1/01/42, (Mandatory Put 1/01/26)
4/25 at 100.00 AA   8,313,016
5,250 Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series
2019, 5.000%, 4/01/29, (AMT)
No Opt. Call AA-   5,796,367
Port of Seattle, Washington, Revenue Bonds, Refunding
Intermediate Lien Private Activity Series 2022B:
8,510 5.000%, 8/01/29, (AMT) No Opt. Call AA-   9,435,973
12,770 5.000%, 8/01/30, (AMT) No Opt. Call AA-   14,357,694
12,250 5.000%, 8/01/31, (AMT) No Opt. Call AA-   13,904,975
2,910 Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate
Lien Series 2016, 5.000%, 2/01/29
2/26 at 100.00 AA-   3,097,084
2,340 Skagit County Public Hospital District 1, Washington, Revenue Bonds,
Skagit Valley Hospital, Refunding & Improvement Series 2016,
5.000%, 12/01/37
12/26 at 100.00 Baa3   2,397,026
5,140 Snohomish County, Washington, General Obligation Bonds, Limited
Tax Series 2013, 4.000%, 12/01/39, (Pre-refunded 6/01/23)
6/23 at 100.00 AAA  (4) 5,151,514
2,000 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019A-1, 5.000%, 8/01/28
No Opt. Call A-   2,191,240
2,200 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49, (Mandatory
Put 8/01/24)
2/24 at 100.00 A-   2,231,350
8,285 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49, (Mandatory
Put 8/01/25)
2/25 at 100.00 A-   8,562,713
Washington Health Care Facilities Authority, Revenue
Bonds, Fred Hutchinson Cancer Research Center, Series
2015:
2,730 5.000%, 1/01/26, (Pre-refunded 7/01/25) 7/25 at 100.00 A2  (4) 2,877,366
1,285 5.000%, 1/01/27, (Pre-refunded 7/01/25) 7/25 at 100.00 A2  (4) 1,354,364
4,500 Washington Health Care Facilities Authority, Revenue Bonds, MultiCare
Health System, Series 2015A, 5.000%, 8/15/40
8/25 at 100.00 A+   4,564,125
5,875 Washington Health Care Facilities Authority, Revenue Bonds, MultiCare
Health System, Series 2015B, 5.000%, 8/15/35
8/25 at 100.00 A+   6,045,023
2,055 Washington Health Care Facilities Authority, Revenue Bonds,
PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/24, (Pre-
refunded 5/15/24)
5/24 at 100.00 A+  (4) 2,105,512
14,085 Washington Health Care Facilities Authority, Revenue Bonds,
Providence Health & Services, Refunding Series 2012A, 5.000%,
10/01/33
5/23 at 100.00 A1   14,089,648
Washington Health Care Facilities Authority, Revenue
Bonds, Providence Saint Joseph Health, Series 2018B:
4,015 5.000%, 10/01/30 10/28 at 100.00 A1   4,397,268
2,780 5.000%, 10/01/31 10/28 at 100.00 A1   3,042,432
3,110 5.000%, 10/01/32 10/28 at 100.00 A1   3,398,826
2,640 5.000%, 10/01/33 10/28 at 100.00 A1   2,878,497

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
144
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
Washington Health Care Facilities Authority, Revenue
Bonds, Virginia Mason Medical Center, Series 2017:
$ 5,120 5.000%, 8/15/29 8/27 at 100.00 BBB+   $ 5,448,806
5,005 5.000%, 8/15/34 8/27 at 100.00 BBB+   5,193,288
6,015 5.000%, 8/15/36 8/27 at 100.00 BBB+   6,158,458
4,375 Washington State Housing Finance Commission, Non-Profit Housing
Revenue Bonds, Eliseo Project, Refunding Ser 2021B-1. TEMPS-80.
TAX-EXEMPT MANDATORY PAYDOWN SECURITIES-80, 2.500%,
7/01/28, 144A
7/23 at 100.00 N/R   3,851,794
6,900 Washington State Housing Finance Commission, Single Family Program
Bonds, Series 2021-1N, 2.200%, 6/01/41
6/30 at 100.00 Aaa   5,135,325
5,580 Washington State Housing Finance Commission, Single Family Program
Bonds, Series 2021-2N, 2.400%, 12/01/41
6/31 at 100.00 Aaa   4,269,928
39,687 Washington State Housing Finance Commission, Social Municipal
Certificates Multifamily Revenue Bonds, Series 2021-1 Class A,
3.500%, 12/20/35 2021
No Opt. Call BBB+   37,218,503
5,000 Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax &
Vehicle Related Fees Refunding Series R-2022D, 4.000%, 7/01/28
No Opt. Call Aaa   5,419,550
2,025 Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax
Refunding Series R-2021A, 5.000%, 6/01/23
No Opt. Call Aaa   2,032,796
12,965 Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax,
Refunding Series R-2014B, 5.000%, 8/01/37
8/23 at 100.00 Aaa   13,043,438
11,265 Washington State, General Obligation Bonds, Various Purpose
Refunding Series R-2022C, 4.000%, 7/01/27
No Opt. Call Aaa   12,054,789
4,975 Whidbey Island Public Hospital District, Island County, Washington,
General Obligation Bonds, Whidbey General Hospital, Series 2013,
5.500%, 12/01/33
4/23 at 100.00 Ba3   4,450,386
Total Washington 304,892,136
West Virginia - 0.0%
1,335 West Virginia Hospital Finance Authority, Hospital Revenue Bonds,
Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25
9/24 at 100.00 Baa1   1,365,758
Total West Virginia 1,365,758
Wisconsin - 1.9%
Middleton-Cross Plains Area School District, Dane
County, Wisconsin, General Obligation Bonds,
Refunding Series 2021A:
4,455 2.000%, 3/01/26 No Opt. Call Aa1   4,339,615
4,555 2.000%, 3/01/27 No Opt. Call Aa1   4,423,133
10,000 Public Finance Authority of Wisconsin, Lease Development Revenue
Bonds, KU Campus Development Corporation-Central District
Development Project, Series 2016, 5.000%, 3/01/41
3/26 at 100.00 Aa2   10,425,300
25,400 Public Finance Authority of Wisconsin, Limited Obligation PILOT
Revenue Bonds, American Dream @ Meadowlands Project, Series
2017, 6.500%, 12/01/37, 144A
12/27 at 100.00 N/R   22,219,158
Public Finance Authority of Wisconsin, Pollution
Control Revenue Bonds, Duke Energy Progress Project,
Refunding Series 2022A-2:
4,395 3.300%, 10/01/46, (Mandatory Put 10/01/26) No Opt. Call Aa3   4,449,542
8,160 3.700%, 10/01/46, (Mandatory Put 10/01/30) No Opt. Call Aa3   8,407,411
260 Public Finance Authority of Wisconsin, Revenue Bonds, Roseman
University of Health Sciences, Series 2020, 3.000%, 4/01/25, 144A
No Opt. Call BB   249,922

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 12,325 Public Finance Authority of Wisconsin, Revenue Bonds, SearStone
Retirement Community, Series 2021B-1, 3.000%, 6/01/28
No Opt. Call N/R   $ 10,992,544
16,805 Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue
Bonds, Waste Management Inc., Refunding Series 2016A-1, 2.625%,
11/01/25
No Opt. Call A-   16,172,964
7,815 Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue
Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%,
5/01/27
5/26 at 100.00 A-   7,422,218
3,440 Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake
Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A
6/26 at 100.00 BBB-   3,423,591
Public Finance Authority, Wisconsin, Exempt Facilities
Revenue Bonds, Celanese Project, Refunding Series
2016C:
4,170 4.050%, 11/01/30 5/26 at 100.00 BBB-   3,998,780
9,085 4.300%, 11/01/30 5/26 at 100.00 BBB-   8,855,331
Wisconsin Health & Educational Facs Authority, Health
Facilities Revenue Bonds, UnityPoint Health Project,
Series 2014A:
1,080 5.000%, 12/01/26 11/24 at 100.00 AA-   1,114,377
4,090 5.000%, 12/01/27 11/24 at 100.00 AA-   4,215,481
3,660 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
Marshfield Clinic Health System, Inc., Series 2017C, 5.000%, 2/15/47
2/27 at 100.00 BBB+   3,661,501
3,230 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
PHW Muskego, Inc. Project, Series 2021, 4.000%, 10/01/41
10/28 at 102.00 N/R   2,566,429
1,385 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018A,
4.000%, 8/15/36
8/28 at 100.00 AA   1,415,013
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Gundersen Health System,
Refunding Series 2021A:
2,620 4.000%, 10/15/34 10/31 at 100.00 AA-   2,745,472
1,455 4.000%, 10/15/35 10/31 at 100.00 AA-   1,510,319
6,350 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2020B-1,
5.000%, 2/15/52, (Mandatory Put 2/15/25)
8/24 at 100.00 BBB+   6,477,953
1,470 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Oakwood Lutheran Senior Ministries, Series 2021,
4.000%, 1/01/37
1/27 at 103.00 N/R   1,213,059
4,365 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding
Series 2015, 5.000%, 8/15/39
8/24 at 100.00 A+   4,416,027
1,950 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Saint Camillus Health System Inc, Series 2019A,
5.000%, 11/01/39
11/26 at 103.00 N/R   1,678,833
2,850 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Saint John's Communities Inc., Series 2018A,
5.000%, 9/15/40, (Pre-refunded 9/15/23)
9/23 at 100.00 BBB-  (4) 2,878,357
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825 5.000%, 12/15/23 No Opt. Call AA-   836,715
1,330 5.000%, 12/15/25 12/24 at 100.00 AA-   1,376,257
2,750 Wisconsin Housing and Economic Development Authority, Housing
Revenue Bonds, Series 2019A, 3.000%, 11/01/39
11/28 at 100.00 AA+   2,398,935

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
146
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 1,650 Wisconsin Housing and Economic Development Authority, Housing
Revenue Bonds, Series 2021C, 2.500%, 11/01/41
5/31 at 100.00 AA+   $ 1,261,590
8,145 WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series
2013A, 5.000%, 7/01/37
7/23 at 100.00 A1   8,174,974
Total Wisconsin 153,320,801
Wyoming - 1.0%
15,135 Campbell County, Wyoming Solid Waste Facilities Revenue Bonds,
Basin Electric Power Cooperative, Dry Fork Station Facilities, Series
2019A, 3.625%, 7/15/39
5/29 at 100.00 A   13,753,326
Casper Community College District, Natrona County,
Wyoming, Revenue Bonds, Refunding Series 2021:
960 4.000%, 4/15/37 4/31 at 100.00 A+   999,130
1,000 4.000%, 4/15/38 4/31 at 100.00 A+   1,031,590
1,035 4.000%, 4/15/39 4/31 at 100.00 A+   1,063,142
1,070 4.000%, 4/15/40 4/31 at 100.00 A+   1,089,527
Consolidated Wyoming Municipalities Electric Power
System Joint Powers Board, Wyoming, Electric Facilities
Improvement Lease Revenue Bonds, Gillette Electrical
System Project, Refunding Series 2022:
800 5.000%, 6/01/33 6/32 at 100.00 AA-   935,440
1,415 5.000%, 6/01/34 6/32 at 100.00 AA-   1,639,561
5,500 Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial
Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30, (Pre-
refunded 9/01/23)
9/23 at 100.00 N/R  (4) 5,546,530
28,275 Sweetwater County, Wyoming, Pollution Control Revenue Refunding
Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26
No Opt. Call A2   26,836,651
4,215 University of Wyoming, Facilities Revenue Bonds, Supplemental
Coverage Program, Refunding Series 2021A, 5.000%, 6/01/26
No Opt. Call AA-   4,547,816
2,790 Wyoming Community Development Authority, Housing Revenue
Bonds, 2015 Series 6, 3.900%, 12/01/34
12/24 at 100.00 AA+   2,751,219
6,500 Wyoming Community Development Authority, Housing Revenue
Bonds, 2019 Series 3, 2.650%, 12/01/39
12/28 at 100.00 AA+   5,579,080
3,250 Wyoming Community Development Authority, Housing Revenue
Bonds, 2020 Series 1, 3.000%, 12/01/40
6/29 at 100.00 AA+   2,805,042
6,675 Wyoming Community Development Authority, Housing Revenue
Bonds, 2020 Series 2, 2.250%, 12/01/40
6/30 at 100.00 AA+   4,996,171
6,000 Wyoming Community Development Authority, Housing Revenue
Bonds, 2021 Series 3, 2.250%, 12/01/41
12/30 at 100.00 AA+   4,640,460
2,700 Wyoming Community Development Authority, Housing Revenue
Bonds, 2023 Series 1, 4.200%, 12/01/38
6/32 at 100.00 AA+   2,721,006
Total Wyoming 80,935,691
Total Municipal Bonds (cost $8,079,914,423) 7,694,233,203
Shares Description (1) Value
X 205,338,611 COMMON STOCKS - 2.6%
X 205,338,611
Independent Power and Renewable Electricity Producers - 2.6%
2,665,489 Energy Harbor Corp (9),(10) $ 205,338,611
Total Independent Power and Renewable Electricity Producers 205,338,611
Total Common Stocks (cost $55,930,174) 205,338,611

Principal
Amount (000) Description (1) Coupon Maturity Ratings (3) Value
X 10,500,577.00 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 0.1%
X 10,500,577
$ 4,751 Federal Home Loan Mortgage Corporation, Notes, 2022 3.150% 10/15/36 AA+ $ 4,198,464
8,136 Freddie Mac Multi-Family ML Certificates, Series ML 10,
Series 2021, 2021
2.032% 1/25/38 AA+ 6,302,113
Total Asset-Backed and Mortgage-Backed Securities (cost $13,263,033) 10,500,577
Total Long-Term Investments (cost $8,149,107,630) 7,910,072,391
Borrowings - (0.2)% (11) (14,666,930)
Other Assets & Liabilities, Net -   1.3% 106,290,350
Net Assets - 100% $ 8,001,695,811
(1) All percentages shown in the Portfolio of Investments are based on net assets.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7) For fair value measurement disclosure purposes, investment classified as Level 3.
(8) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020, for Beaver County Industrial
Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A,
3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy
Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development
Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio
Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series
2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project,
Refunding Series 2006A, 3.750% 12/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority,
Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio
Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series
2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating
Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic
Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%,
12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor, Series 2006A, 2.550%, 11/01/41. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of
ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticiplate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(10) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11) Borrowings as a percentage of Total Investments is 0.2%.

Nuveen Intermediate Duration Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
148
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
LIBOR London Inter-Bank Offered Rate
SIFMA Securities Industry and Financial Market Association
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Nuveen Limited Term Municipal Bond Fund
Portfolio of Investments March 31, 2023
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 98.9%
X
6,477,847,884 MUNICIPAL BONDS - 95.7%
X 6,477,847,884
Alabama - 2.2%
$ 9,810 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 3 Series 2018A, 4.000%, 12/01/48, (Mandatory Put 12/01/23)
9/23 at 100.31 A2   $ 9,823,342
1,760 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 4 Series 2019A-1, 4.000%, 12/01/49, (Mandatory Put
12/01/25)
9/25 at 100.38 A1   1,750,707
10,000 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 5 Series 2020A-1, 4.000%, 10/01/49, (Mandatory Put
10/01/26)
7/26 at 100.65 A1   9,929,200
7,500 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 7 Series 2021C-1, 4.000%, 10/01/52, (Mandatory Put
12/01/26)
9/26 at 100.68 A2   7,407,300
3,410 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 8 Series 2022A, 4.000%, 12/01/52, (Mandatory Put 12/01/29)
9/29 at 100.40 A-   3,307,359
3,600 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Series 2022B-1, 4.000%, 4/01/53, (Mandatory Put 10/01/27)
7/27 at 100.42 A2   3,542,976
5,270 Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds,
Series 2021A, 4.000%, 6/01/51, (Mandatory Put 12/01/31)
9/31 at 100.53 Aa1   5,196,167
1,000 Cental Etowah County Solid Waste Disposal Authority, Alabama, Tax-
Exempt Solid Waste Disposal Revenue Bonds, Series 2020A, 6.000%,
7/01/45, (Pre-refunded 7/01/25), (AMT), 144A
7/25 at 103.00 N/R  (4) 1,071,700
1,025 Chatom Industrial Development Board, Alabama, Gulf Opportunity
Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding
Series 2020, 5.000%, 8/01/24 - AGM Insured
No Opt. Call AA   1,054,284
8,215 Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2
Revenue Bonds, Series 2020A, 4.000%, 12/01/50, (Mandatory Put
12/01/25)
9/25 at 100.58 A2   8,145,666
11,755 Mobile Industrial Development Board, Alabama, Pollution Control
Revenue Refunding Bonds, Alabama Power Company Barry Plan,
Series 2007A, 1.000%, 6/01/34, (Mandatory Put 6/26/25)
No Opt. Call A1   11,213,212
23,445 Mobile Industrial Development Board, Alabama, Pollution Control
Revenue Refunding Bonds, Alabama Power Company Barry Plan,
Series 2008, 2.900%, 7/15/34, (Mandatory Put 12/12/23)
No Opt. Call A1   23,385,684
7,500 Selma Industrial Development Board, Alabama, Gulf Opportunity Zone
Revenue Bonds, International Paper Company Project, Refunding
Series 2020A, 1.375%, 5/01/34, (Mandatory Put 6/16/25)
No Opt. Call BBB   6,991,725
19,250 Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue
Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49,
(Mandatory Put 6/01/24)
3/24 at 100.29 A1   19,259,818
9,000 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 2, Series 2021B-1, 4.000%, 12/01/51, (Mandatory Put
12/01/31)
9/31 at 100.62 A1   8,752,770
14,285 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 4, Series 2022B-1, 5.000%, 5/01/53, (Mandatory Put
8/01/28)
5/28 at 100.34 A2   14,726,549

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
150
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Alabama (continued)
$ 10,000 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 5, Series 2023A, 5.250%, 1/01/54, (Mandatory Put
7/01/29)
4/29 at 100.18 A1   $ 10,553,200
Total Alabama 146,111,659
Alaska - 1.1%
1,220 Alaska Housing Finance Corporation, General Obligation Bonds, State
Capital Project II, Social Series 2021A, 4.000%, 12/01/25
No Opt. Call AA+   1,261,675
1,380 Alaska Housing Finance Corporation, Mortgage Revenue Bonds,
General Series 2016A-II, 1.900%, 12/01/24
No Opt. Call AA+   1,351,199
12,345 Alaska Housing Finance Corporation, Mortgage Revenue Bonds,
General Series 2020A-II, 2.000%, 12/01/35
6/29 at 100.00 AA+   9,859,211
23,000 Alaska Housing Finance Corporation, Mortgage Revenue Bonds,
General Series 2020B-II, 2.000%, 12/01/35
6/29 at 100.00 AA+   18,669,330
3,560 Alaska Housing Finance Corporation, Mortgage Revenue Bonds,
General Series 2022A-II, 2.150%, 12/01/36
12/30 at 100.00 AA+   2,962,561
8,110 Alaska Housing Finance Corporation, Mortgage Revenue Bonds, Series
2022B-1, 2.150%, 6/01/36
12/30 at 100.00 AA+   6,574,777
Alaska Industrial Development and Export Authority,
Power Revenue Bonds, Snettisham Hydroelectric Project,
Refunding Series 2015:
1,655 5.000%, 1/01/24, (AMT) No Opt. Call Baa2   1,670,855
3,565 5.000%, 1/01/26, (AMT) 7/25 at 100.00 Baa2   3,663,929
Alaska Industrial Development and Export Authority,
Revenue Bonds, Greater Fairbanks Community Hospital
Foundation Project, Refunding Series 2019:
5,145 5.000%, 4/01/27 No Opt. Call A+   5,527,171
5,355 5.000%, 4/01/28 No Opt. Call A+   5,836,736
5,575 5.000%, 4/01/29 No Opt. Call A+   6,145,545
Alaska State, General Obligation Bonds, Series 2023A:
2,500 5.000%, 8/01/24 No Opt. Call AA-   2,576,375
2,000 5.000%, 8/01/25 No Opt. Call AA-   2,111,560
2,020 North Slope Borough, Alaska, General Obligation Bonds, Refunding
General Purpose Series 2021A, 5.000%, 6/30/24
No Opt. Call AA   2,077,045
Northern Tobacco Securitization Corporation, Alaska,
Tobacco Settlement Asset-Backed Bonds, Senior Series
2021A Class 1:
520 4.000%, 6/01/23 No Opt. Call A   520,380
550 5.000%, 6/01/24 No Opt. Call A   559,113
1,000 5.000%, 6/01/25 No Opt. Call A   1,030,210
160 Northern Tobacco Securitization Corporation, Alaska, Tobacco
Settlement Asset-Backed Bonds, Series 2021B-1 Class 2, 0.500%,
6/01/31
No Opt. Call A   159,504
Total Alaska 72,557,176
Arizona - 1.6%
Arizona Industrial Development Authority, Hospital
Revenue Bonds, Phoenix Children's Hospital, Series
2021A:
1,450 5.000%, 2/01/24 No Opt. Call AA-   1,476,129
1,300 5.000%, 2/01/25 No Opt. Call AA-   1,353,456
915 5.000%, 2/01/26 No Opt. Call AA-   976,406
Arizona State, Certificates of Participation, Refunding
Series 2019A:
5,540 5.000%, 10/01/26, (ETM) No Opt. Call Aa2  (4) 6,044,251

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 5,055 5.000%, 10/01/27, (ETM) No Opt. Call Aa2  (4) $ 5,647,446
17,125 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2005,
2.400%, 12/01/35, (Mandatory Put 8/14/23)
No Opt. Call A   17,044,170
9,195 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2007,
2.700%, 12/01/37, (AMT), (Mandatory Put 8/14/23)
No Opt. Call A   9,158,772
13,100 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2019,
5.000%, 6/01/49, (AMT), (Mandatory Put 6/03/24)
6/24 at 100.00 A   13,258,510
5,000 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2022-
1, 5.000%, 9/01/42, (AMT), (Mandatory Put 9/01/27)
3/27 at 100.00 A   5,240,900
6,885 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2022-
2, 5.000%, 9/01/52, (AMT), (Mandatory Put 9/01/27)
3/27 at 100.00 A   7,217,752
4,000 Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada
Power Company Project, Refunding Series 2017B, 4.125%, 9/01/32,
(AMT), (Mandatory Put 3/31/26)
No Opt. Call A+   4,051,960
Glendale Industrial Development Authority, Arizona,
Revenue Bonds, Midwestern University, Refunding Series
2020:
550 5.000%, 5/15/23 No Opt. Call AA   551,441
530 4.000%, 5/15/24 No Opt. Call AA   538,040
3,030 Maricopa County Industrial Development Authority, Arizona, Revenue
Bonds, Banner Health, Variable Rate Series 2019C, 4.540%, 1/01/35,
(Mandatory Put 10/18/24) (SIFMA reference rate + 0.570% spread)
(5)
10/23 at 100.00 AA-   3,019,577
10,050 Maricopa County Pollution Control Corporation, Arizona, Pollution
Control Revenue Bonds, Public Service Company of New Mexico Palo
Verde Project, Refunding Series 2003A, 3.000%, 1/01/38, (Mandatory
Put 6/01/24)
No Opt. Call BBB   9,978,243
4,500 Maricopa County Pollution Control Corporation, Arizona, Pollution
Control Revenue Bonds, Public Service Company of New Mexico Palo
Verde Project, Refunding Series 2010A, 0.875%, 6/01/43, (Mandatory
Put 10/01/26)
No Opt. Call BBB   4,018,230
2,150 Maricopa County Pollution Control Corporation, Arizona, Pollution
Control Revenue Bonds, Public Service Company of New Mexico Palo
Verde Project, Refunding Series 2010B, 0.875%, 6/01/43, (Mandatory
Put 10/01/26)
No Opt. Call BBB   1,919,821
1,270 Maricopa County Unified School District 60 Higley, Arizona, General
Obligation Bonds, School Improvement Project of 2013, Series
2014A, 4.000%, 7/01/24
No Opt. Call Aa2   1,292,415
3,615 Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding
Series 2015, 5.000%, 7/01/26
7/25 at 100.00 AA   3,812,560
1,105 Paradise Valley Unified School District No. 69, Maricopa County,
Arizona, General Obligation Bonds, School Improvement Project of
2019, Series 2022D, 5.000%, 7/01/24
No Opt. Call AAA   1,137,918
1,660 Pima County, Arizona, Sewer System Revenue Obligations, Refunding
Series 2016, 5.000%, 7/01/23, (ETM)
No Opt. Call N/R  (4) 1,668,848
Pinal County, Arizona, Pledged Revenue Obligations,
Refunding Series 2014:
2,000 5.000%, 8/01/23 No Opt. Call AA   2,015,500
2,055 5.000%, 8/01/24 No Opt. Call AA   2,120,513

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
152
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 1,000 Pinal County, Arizona, Pledged Revenue Obligations, Series 2014,
5.000%, 8/01/24
No Opt. Call AA   $ 1,031,880
80 Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds,
Citigroup Energy Inc Prepay Contract Obligations, Series 2007,
5.000%, 12/01/32
No Opt. Call A3   85,354
3,350 Tempe Industrial Development Authority, Arizona, Revenue Bonds,
Friendship Village of Tempe Project, Refunding Series 2021C-2.
TEMPS -60, 1.125%, 12/01/26
5/23 at 100.00 N/R   2,908,571
3,715 Yavapai County Industrial Development Authority, Arizona, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Series 2002,
1.300%, 6/01/27, (AMT)
No Opt. Call A-   3,297,285
Total Arizona 110,865,948
Arkansas - 0.5%
11,295 Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Capital
Improvement Series 2022, 2.875%, 11/01/32
11/26 at 100.00 AA-   11,076,894
3,870 Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Refunding &
Capital Improvement Series 2019A, 2.000%, 11/01/29
11/26 at 100.00 AA-   3,853,940
Pulaksi County Public Facilities Board, Arkansas, Health
Facilities Revenue Bonds, CARTI Project, Series 2013:
1,180 5.250%, 7/01/27, (Pre-refunded 7/01/23) 7/23 at 100.00 N/R  (4) 1,186,997
545 5.250%, 7/01/28, (Pre-refunded 7/01/23) 7/23 at 100.00 N/R  (4) 548,232
Pulaski County Public Facilities Board, Arkansas,
Healthcare Revenue Bonds, Baptist Health, Series 2014:
1,760 5.000%, 12/01/23 No Opt. Call A   1,782,475
2,195 5.000%, 12/01/24 No Opt. Call A   2,263,572
2,000 Rogers School District 30, Benton County, Arkansas, General Obligation
Bonds, Construction Series 2019, 2.125%, 2/01/31
2/25 at 100.00 Aa2   1,888,160
Rogers School District 30, Benton County, Arkansas,
General Obligation Bonds, Refunding Series 2019:
2,560 3.000%, 2/01/27 8/24 at 100.00 Aa2   2,570,547
3,790 3.000%, 2/01/28 8/24 at 100.00 Aa2   3,802,962
3,915 3.000%, 2/01/29 8/24 at 100.00 Aa2   3,924,513
Total Arkansas 32,898,292
California - 4.1%
17,400 Bay Area Toll Authority, California, Revenue Bonds, San Francisco
Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45,
(Mandatory Put 4/01/26)
10/25 at 100.00 AA   17,226,348
4,000 California Community Choice Financing Authority, Clean Energy Project
Revenue Bonds, Green Series 2023C, 5.250%, 1/01/54, (Mandatory
Put 10/01/31)
10/30 at 100.65 Baa1   4,096,400
10,000 California Community Choice Financing Authority, Clean Energy Project
Revenue Bonds, Green SIFMA Index Rate Series 2022A-1, 4.000%,
5/01/53, (Mandatory Put 8/01/28)
5/28 at 100.03 A1   9,993,700
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds, Los Angeles
County Securitization Corporation, Series 2020A:
880 4.000%, 6/01/23 No Opt. Call A   880,836
605 5.000%, 6/01/24 No Opt. Call A   615,600
805 5.000%, 6/01/25 No Opt. Call A   830,019
1,980 5.000%, 6/01/26 No Opt. Call A   2,072,803
840 5.000%, 6/01/27 No Opt. Call A   890,988
1,185 5.000%, 6/01/28 No Opt. Call A   1,273,377
1,475 5.000%, 6/01/29 No Opt. Call A   1,606,776
1,000 5.000%, 6/01/30 No Opt. Call A   1,101,520

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 6,335 California Health Facilities Financing Authority, Revenue Bonds,
Adventist Health System/West, Series 2011A, 3.000%, 3/01/41,
(Mandatory Put 3/01/24)
9/23 at 100.00 A   $ 6,337,851
10,235 California Health Facilities Financing Authority, Revenue Bonds, Kaiser
Permanante System, Series 2006C, 5.000%, 6/01/41, (Mandatory Put
11/01/29)
No Opt. Call AA-   11,845,989
8,695 California Health Facilities Financing Authority, Revenue Bonds,
Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36,
(Mandatory Put 10/01/25)
10/25 at 100.00 A1   8,459,887
California Health Facilities Financing Authority, Revenue
Bonds, Providence Saint Joseph Health, Term Rate Series
2019C:
3,045 5.000%, 10/01/39, (Mandatory Put 10/01/25) 10/25 at 100.00 A1   3,179,985
2,665 5.000%, 10/01/39, (Pre-refunded 10/01/25) 10/25 at 100.00 N/R  (4) 2,825,193
17,930 California Infrastructure and Economic Development Bank, Revenue
Bonds, Brightline West Passenger Rail Project, Series 2020A, 3.650%,
1/01/50, (AMT), (Mandatory Put 1/31/24)
5/23 at 100.00 N/R   17,934,482
1,085 California Infrastructure and Economic Development Bank, Revenue
Bonds, J Paul Getty Trust, Refunding Series 2020A-1, 4.000%, 4/01/26
No Opt. Call AAA   1,142,017
19,790 California Municipal Finance Authority, Revenue Bonds, Linxs APM
Project, Senior Lien Series 2018A, 3.000%, 12/31/30 - AGM Insured,
(AMT)
6/28 at 100.00 AA   19,172,156
California Municipal Finance Authority, Reveue Bonds,
Community Medical Centers, Series 2017A:
1,920 5.000%, 2/01/24 No Opt. Call A3   1,951,930
1,700 5.000%, 2/01/25 No Opt. Call A3   1,753,312
2,000 5.000%, 2/01/26 No Opt. Call A3   2,104,000
1,500 5.000%, 2/01/27 No Opt. Call A3   1,607,670
9,270 California Municipal Finance Authority, Solid Waste Disposal Revenue
Bonds, Waste Management Inc. Project, Series 2019A, 2.400%,
10/01/44, (AMT), (Mandatory Put 10/01/29)
7/29 at 100.00 A-   8,459,246
1,525 California Municipal Finance Authority, Solid Waste Disposal Revenue
Bonds, Waste Management Inc. Project, Series 2022A, 4.125%,
10/01/41, (AMT), (Mandatory Put 10/01/25)
7/25 at 100.00 A-   1,535,812
6,800 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Waste Management Inc., Refunding Series 2015A-2,
3.625%, 7/01/27, (AMT)
7/25 at 100.00 A-   6,742,948
9,020 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%,
7/01/25, (AMT)
No Opt. Call A-   8,978,237
6,700 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Waste Management, Inc. Project, Refunding Series
2015B-1, 3.000%, 11/01/25, (AMT)
No Opt. Call A-   6,603,453
4,215 California Pollution Control Financing Authority, Water Facilities
Revenue Bonds, American Water Capital Corporation, Project,
Refunding Series 2020, 0.600%, 8/01/40, (Mandatory Put 9/01/23)
No Opt. Call A   4,168,930
5,600 California Statewide Communities Development Authority, California,
Revenue Bonds, Loma Linda University Medical Center, Series 2014A,
5.250%, 12/01/29
12/24 at 100.00 BB+   5,757,192
1,000 California Statewide Communities Development Authority, California,
Revenue Bonds, Loma Linda University Medical Center, Series 2016A,
5.000%, 12/01/27, 144A
6/26 at 100.00 BB+   1,035,360

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
154
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
California Statewide Communities Development
Authority, California, Revenue Bonds, Loma Linda
University Medical Center, Series 2018A:
$ 1,070 5.000%, 12/01/26, 144A No Opt. Call BB+   $ 1,119,894
325 5.000%, 12/01/27, 144A No Opt. Call BB+   340,083
765 California Statewide Communities Development Authority, Revenue
Bonds, Huntington Memorial Hospital, Refunding Series 2014B,
5.000%, 7/01/24, (ETM)
No Opt. Call N/R  (4) 788,455
255 California Statewide Communities Development Authority, Revenue
Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46,
(Mandatory Put 11/01/29)
No Opt. Call AA-   295,137
335 California Statewide Communities Development Authority, Revenue
Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45,
(Mandatory Put 11/01/29)
No Opt. Call AA-   387,729
2,145 California Statewide Community Development Authority, Revenue
Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38,
(Mandatory Put 11/01/29)
No Opt. Call AA-   2,482,623
5,010 Golden State Tobacco Securitization Corporation, California, Enhanced
Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series
2015A, 5.000%, 6/01/45, (Pre-refunded 6/01/25)
6/25 at 100.00 Aa3  (4) 5,298,526
12,260 Los Angeles County, California, Tax and Revenue Anticipation Notes,
Series 2022-23, 4.000%, 6/30/23
No Opt. Call N/R   12,301,194
Los Angeles Department of Airports, California, Revenue
Bonds, Los Angeles International Airport, Refunding &
Subordinate Green Series 2023A:
1,000 5.000%, 5/15/25, (AMT) (WI/DD, Settling 4/11/23) No Opt. Call AA-   1,040,340
1,500 5.000%, 5/15/26, (AMT) (WI/DD, Settling 4/11/23) No Opt. Call AA-   1,588,410
2,250 5.000%, 5/15/27, (AMT) (WI/DD, Settling 4/11/23) No Opt. Call AA-   2,421,315
2,000 5.000%, 5/15/28, (AMT) (WI/DD, Settling 4/11/23) No Opt. Call AA-   2,181,440
2,835 5.000%, 5/15/29, (AMT) (WI/DD, Settling 4/11/23) No Opt. Call AA-   3,127,459
4,000 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Refunding Senior Lien Series 2018B,
5.000%, 5/15/26, (AMT)
No Opt. Call AA   4,243,280
9,565 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Refunding Subordinate Series 2022G,
5.000%, 5/15/28, (AMT)
No Opt. Call AA   10,468,893
4,725 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2021D,
5.000%, 5/15/26, (AMT)
No Opt. Call AA-   5,005,145
12,340 Los Angeles, California, General Obligation Bonds, Tax & Revenue
Anticipation Notes, Series 2022, 4.000%, 6/29/23
No Opt. Call N/R   12,379,858
6,665 Metropolitan Water District of Southern California, Water Revenue
Bonds, Refunding Series 2022B, 3.000%, 7/01/28
No Opt. Call AAA   6,947,196
2,725 New Haven Unified School District, California, General Obligation
Bonds, Refunding Series 2014A, 5.000%, 8/01/25 - BAM Insured
8/24 at 100.00 AA   2,809,693
10 San Bernardino, California, GNMA Mortgage-Backed Securities
Program Single Family Mortgage Revenue Refunding Bonds, Series
1990A, 7.500%, 5/01/23, (ETM)
No Opt. Call AA+  (4) 10,036
13,975 San Diego Association of Governments, California, Capital Grants
Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green
Series 2019B, 1.800%, 11/15/27
11/26 at 100.00 A-   13,453,313
7,175 San Francisco Airport Commission, California, Revenue Bonds, San
Francisco International Airport, Refunding Second Series 2023A,
5.000%, 5/01/27, (AMT)
No Opt. Call A1   7,695,905

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 3,000 University of California, General Revenue Bonds, Series 2023BM,
5.000%, 5/15/28
No Opt. Call AA   $ 3,417,750
Vernon, California, Electric System Revenue Bonds,
Series 2021A:
2,850 5.000%, 4/01/23 No Opt. Call BBB+   2,850,000
2,525 5.000%, 4/01/24 No Opt. Call BBB+   2,568,278
2,000 5.000%, 4/01/25 No Opt. Call BBB+   2,069,820
2,250 5.000%, 10/01/25 No Opt. Call BBB+   2,351,948
Vernon, California, Electric System Revenue Bonds,
Series 2022A:
255 5.000%, 8/01/23 No Opt. Call BBB+   256,451
700 5.000%, 8/01/24 No Opt. Call BBB+   716,226
500 5.000%, 8/01/25 No Opt. Call BBB+   520,865
980 Washington Township Health Care District, California, Revenue Bonds,
Refunding Series 2015A, 5.000%, 7/01/23
No Opt. Call Baa2   983,842
Total California 274,305,121
Colorado - 2.7%
1,630 Adams and Arapahoe Counties Joint School District 28J, Aurora,
Colorado, General Obligation Bonds, Refunding Series 2022, 5.000%,
12/01/24
No Opt. Call Aa1   1,694,352
2,750 Arapahoe County School District 5 Cherry Creek, Colorado, General
Obligation Bonds, Series 2012B, 2.500%, 12/15/28
5/23 at 100.00 AA+   2,750,385
7,610 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%,
11/15/24
5/24 at 100.00 AA   7,804,283
3,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/25
No Opt. Call A-   3,123,120
19,710 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49, (Mandatory
Put 8/01/25)
2/25 at 100.00 A-   20,370,679
18,945 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49, (Mandatory
Put 8/01/26)
2/26 at 100.00 A-   19,877,852
1,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2022A, 5.000%, 11/01/26
No Opt. Call A-   1,066,610
500 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Evangelical Lutheran Good Samaritan Society Project, Series 2013A,
5.000%, 6/01/23, (ETM)
No Opt. Call N/R  (4) 501,905
13,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Intermountain Healthcare, Series 2022C, 5.000%, 5/15/62,
(Mandatory Put 8/15/28)
8/27 at 102.27 AA+   14,469,520
Colorado Health Facilities Authority, Colorado, Revenue
Bonds, SCL Health System, Refunding Series 2019A:
4,635 5.000%, 1/01/27 No Opt. Call AA+   5,044,132
5,150 5.000%, 1/01/28 No Opt. Call AA+   5,725,049
630 Colorado Housing and Finance Authority, Single Family Mortgage
Bonds, Class I Series 2021E, 1.950%, 11/01/36
5/30 at 100.00 AAA   494,663
2,500 Colorado Housing and Finance Authority, Single Family Mortgage
Bonds, Class I Series 2021H, 1.800%, 11/01/36
5/30 at 100.00 AAA   1,901,825
4,675 Colorado State, Certificates of Participation, Rural Series 2021A,
5.000%, 12/15/24
No Opt. Call Aa2   4,864,104

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
156
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 473 Cornerstar Metropolitan District, Arapahoe County, Colorado, General
Obligation Bonds, Limited Tax Convertible to Unlimited Tax,
Refunding Series 2017A, 4.500%, 12/01/27
5/23 at 103.00 N/R   $ 466,690
Denver City and County, Colorado, Airport System
Revenue Bonds, Series 2022A:
12,935 5.000%, 11/15/26, (AMT) No Opt. Call AA-   13,824,411
6,750 5.000%, 11/15/27, (AMT) No Opt. Call AA-   7,297,155
4,580 Denver City and County, Colorado, Airport System Revenue Bonds,
Series 2022C, 5.000%, 11/15/25
No Opt. Call AA-   4,876,692
7,000 Denver City and County, Colorado, Airport System Revenue Bonds,
Series 2022D, 5.000%, 11/15/24, (AMT)
No Opt. Call AA-   7,223,720
13,115 Denver City and County, Colorado, Airport System Revenue Bonds,
Subordinate Lien Series 2018A, 5.000%, 12/01/24, (AMT)
No Opt. Call A+   13,546,221
9,195 Denver, Colorado, General Obligation Bonds, Elevate Denver, Series
2019A, 5.000%, 8/01/25
No Opt. Call AAA   9,740,080
3,000 E-470 Public Highway Authority, Colorado, Senior Revenue
Bonds, Series 2021B, 3.586%, 9/01/39, (Mandatory Put 9/01/24)
(SOFR*0.67% reference rate + 0.350% spread) (5)
6/24 at 100.00 A   2,988,240
2,957 Gardens on Havana Metropolitan District 3, Arapahoe County,
Colorado, Special Revenue Bonds, Refunding Series 2017A, 4.625%,
12/01/27
5/23 at 103.00 N/R   2,923,290
Regional Transportation District, Colorado, Private
Activity Bonds, Denver Transit Partners Eagle P3 Project,
Series 2020A:
575 5.000%, 1/15/24 No Opt. Call A-   580,796
475 5.000%, 7/15/24 No Opt. Call A-   482,985
325 5.000%, 1/15/25 No Opt. Call A-   332,826
400 5.000%, 7/15/25 No Opt. Call A-   412,932
500 3.000%, 1/15/26 No Opt. Call A-   493,810
425 5.000%, 7/15/26 No Opt. Call A-   445,340
1,425 5.000%, 1/15/27 No Opt. Call A-   1,503,076
625 5.000%, 7/15/27 No Opt. Call A-   663,825
555 STC Metropolitan District 2, Superior, Boulder County, Colorado,
Limited Tax General Obligation and Special Revenue Bonds,
Refunding & improvement Series 2019A, 3.000%, 12/01/25
12/24 at 103.00 N/R   526,168
415 Sterling Ranch Community Authority Board, Douglas County, Colorado,
Limited Tax Supported District 2, Refunding & Improvement Senior
Series 2020A, 3.375%, 12/01/30
12/25 at 102.00 N/R   364,984
805 Transport Metropolitan District 3, In the City of Aurora, Adams County,
Colorado, General Obligation Limited Bonds, Series 2021A-1,
4.125%, 12/01/31
3/26 at 103.00 N/R   729,507
17,525 University of Colorado Hospital Authority, Colorado, Revenue Bonds,
Refunding Series 2019C, 5.000%, 11/15/47, (Mandatory Put
11/15/24)
5/24 at 100.00 AA   17,892,675
6,395 University of Colorado, Enterprise System Revenue Bonds, Refunding
Series 2021C-4, 2.000%, 6/01/51, (Mandatory Put 10/15/25)
No Opt. Call Aa1   6,234,166
Total Colorado 183,238,068
Connecticut - 2.2%
7,085 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53,
(Mandatory Put 1/01/25)
10/24 at 100.93 A+   7,334,038
1,250 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Stamford Hospital, Series 2021L-1, 4.000%, 7/01/25
No Opt. Call BBB+   1,261,512

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Connecticut (continued)
$ 27,535 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale University, Series 2015A, 0.375%, 7/01/35, (Mandatory
Put 7/12/24)
No Opt. Call AAA   $ 26,569,072
6,885 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale University, Series 2017B-2, 0.550%, 7/01/37, (Mandatory
Put 7/03/23)
No Opt. Call AAA   6,839,628
9,620 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale University, Series 2017C-2, 2.800%, 7/01/57, (Mandatory
Put 2/03/26)
No Opt. Call AAA   9,575,075
17,810 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale University, Variable Rate Demand Obligations, Series
1999-U1, 1.100%, 7/01/33, (Mandatory Put 2/11/25)
No Opt. Call AAA   17,154,236
28,090 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49,
(Mandatory Put 7/01/24)
1/24 at 100.00 AA-   27,402,919
1,955 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2018D-1, 3.750%, 11/15/33
11/27 at 100.00 AAA   1,993,064
5,000 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2019F-1, 2.600%, 11/15/34
11/28 at 100.00 AAA   4,458,100
3,525 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2020A-1, 2.300%, 11/15/35
5/29 at 100.00 AAA   3,082,436
4,350 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2020C-1, 1.950%, 11/15/35
11/29 at 100.00 AAA   3,401,743
1,190 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2020C-2, 2.200%, 11/15/34, (AMT)
11/29 at 100.00 AAA   1,063,467
4,000 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2021A-1, 1.700%, 5/15/34
5/30 at 100.00 AAA   3,212,680
3,900 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2021B-1, 2.000%, 11/15/36
11/30 at 100.00 AAA   3,008,928
12,115 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Social Series 2021D-1, 2.000%, 11/15/36
11/30 at 100.00 AAA   9,786,739
1,175 Connecticut State, General Obligation Bonds, Refunding Series 2022D,
5.000%, 9/15/25
No Opt. Call AA-   1,247,368
1,500 Connecticut State, General Obligation Bonds, Series 2022E, 5.000%,
11/15/26
No Opt. Call AA-   1,639,200
1,750 Connecticut State, Special Tax Obligation Bonds, Transportation
Infrastructure Purposes, Refunding Series 20168C, 5.000%, 10/01/23
No Opt. Call AA   1,771,053
Connecticut State, Special Tax Obligation Bonds,
Transportation Infrastructure Purposes, Refunding Series
2022B:
6,085 5.000%, 7/01/25 No Opt. Call AA   6,424,421
3,210 5.000%, 7/01/26 No Opt. Call AA   3,476,527
5,000 Greenwich, Connecticut, General Obligation Bonds, Bond Anticipation
Note Series 2023, 4.000%, 2/08/24
No Opt. Call N/R   5,061,900
West Haven, Connecticut, General Obligation Bonds,
Series 2012:
2,000 5.000%, 8/01/23 - AGM Insured 5/23 at 100.00 AA   2,003,320
1,000 5.000%, 8/01/25 - AGM Insured 5/23 at 100.00 AA   1,001,700
Total Connecticut 148,769,126

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
158
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Delaware - 0.9%
$ 27,285 Delaware Economic Development Authority, Exempt Facility Revenue
Bonds, NRG Energy Project, Refunding Series 2020A, 1.250%,
10/01/45, (Mandatory Put 10/01/25)
10/25 at 100.00 BBB-   $ 25,013,524
9,000 Delaware Economic Development Authority, Exempt Facility Revenue
Bonds, NRG Energy Project, Refunding Series 2020B, 1.250%,
10/01/40, (Mandatory Put 10/01/25)
10/25 at 100.00 BBB-   8,250,750
14,130 Delaware Economic Development Authority, Gas Facilities Revenue
Bonds, Delmarva Power & Light Company Project, Refunding Series
2020, 1.050%, 1/01/31, (Mandatory Put 7/01/25)
No Opt. Call A   13,502,345
Delaware Transportation Authority, Transportation
System Revenue Bonds, Senior Lien Series 2020:
4,975 5.000%, 7/01/27 No Opt. Call AA+   5,532,449
9,830 5.000%, 7/01/28 No Opt. Call AA+   11,184,574
Total Delaware 63,483,642
District of Columbia - 1.3%
5,000 District of Columbia, General Obligation Bonds, Series 2023B, 5.000%,
6/01/26
No Opt. Call Aaa   5,412,250
2,405 District of Columbia, Income Tax Secured Revenue Bonds, Refunding
Forward Delivery Series 2022C, 5.000%, 12/01/26
No Opt. Call AAA   2,635,399
25,040 District of Columbia, Income Tax Secured Revenue Bonds, Refunding
Series 2019C, 5.000%, 10/01/25
No Opt. Call AAA   26,626,535
Metropolitan Washington D.C. Airports Authority, Airport
System Revenue Bonds, Refunding Series 2018A:
10,830 5.000%, 10/01/23, (AMT) No Opt. Call AA-   10,923,138
8,875 5.000%, 10/01/24, (AMT) No Opt. Call AA-   9,110,010
7,320 5.000%, 10/01/25, (AMT) No Opt. Call AA-   7,671,360
8,200 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2021A, 5.000%, 10/01/27, (AMT)
No Opt. Call AA-   8,847,718
Metropolitan Washington D.C. Airports Authority, Airport
System Revenue Bonds, Refunding Series 2022A:
2,500 5.000%, 10/01/26, (AMT) No Opt. Call Aa3   2,665,975
2,700 5.000%, 10/01/27, (AMT) No Opt. Call Aa3   2,913,273
8,000 5.000%, 10/01/28, (AMT) No Opt. Call Aa3   8,766,800
1,260 Washington Metropolitan Area Transit Authority, District of Columbia,
Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24
No Opt. Call AA-   1,298,165
Total District of Columbia 86,870,623
Florida - 3.5%
Broward County, Florida, Airport System Revenue Bonds,
Series 2015A:
5,000 5.000%, 10/01/24, (AMT) No Opt. Call A+   5,117,700
5,725 5.000%, 10/01/25, (AMT) No Opt. Call A+   5,964,820
2,395 5.000%, 10/01/26, (AMT) 10/25 at 100.00 A+   2,489,651
4,185 5.000%, 10/01/27, (AMT) 10/25 at 100.00 A+   4,348,508
1,040 Broward County, Florida, Airport System Revenue Bonds, Series 2017,
5.000%, 10/01/23, (AMT)
No Opt. Call A+   1,047,935
11,225 Citizens Property Insurance Corporation, Florida, Coastal Account
Senior Secured Bonds, Series 2015A-1, 5.000%, 6/01/25
12/24 at 100.00 AA   11,608,895
Clay County, Florida, Sales Surtax Revenue Bonds, Series
2020.:
1,885 5.000%, 10/01/28 No Opt. Call AA   2,121,398
1,740 5.000%, 10/01/29 No Opt. Call AA   1,987,323

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 5,325 Florida Department of Transportation, Full Faith and Credit Right-of-
Way Acquisition and Bridge Construction Bonds, Refunding Series
2015A, 5.000%, 7/01/23
No Opt. Call AAA   $ 5,356,524
Florida Development Finance Corporation, Florida,
Surface Transportation Facility Revenue Bonds, Virgin
Trains USA Passenger Rail Project, Series 2019A:
18,680 6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A 5/23 at 101.00 N/R   18,495,255
26,750 6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A 5/23 at 102.00 N/R   25,286,240
24,930 6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A 5/23 at 102.00 N/R   23,241,740
9,900 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%,
7/01/57, (AMT), (Mandatory Put 8/15/24)
5/23 at 100.00 N/R   9,777,042
23,660 Florida Development Finance Corporation, Revenue Bonds, Brightline
Passenger Rail Expansion Project, Series 2022A, 7.250%, 7/01/57,
(AMT), (Mandatory Put 10/03/23), 144A
5/23 at 103.00 N/R   23,847,387
1,595 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Series 2018-2, 3.750%, 7/01/33
1/28 at 100.00 Aaa   1,565,620
6,925 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Series 2019-1, 2.800%, 7/01/34
7/28 at 100.00 Aaa   6,605,619
2,310 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Social Series 2021-1, 1.800%, 7/01/36
1/30 at 100.00 Aaa   1,775,951
2,825 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Social Series 2021-2, 1.800%, 7/01/36
7/30 at 100.00 Aaa   2,221,863
Hillsborough County Aviation Authority, Florida,
Revenue Bonds, Tampa International Airport, Alternative
Minimum Tax Refunding Subordinate Lien Series 2022A:
2,300 5.000%, 10/01/25, (AMT) No Opt. Call Aa3   2,410,400
3,080 5.000%, 10/01/26, (AMT) No Opt. Call Aa3   3,284,481
10,000 Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa
International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44,
(Pre-refunded 10/01/24), (AMT)
10/24 at 100.00 AA-  (4) 10,275,100
2,000 Jacksonville, Florida, Special Revenue Bonds, Refunding Forward
Delivery Series 2022A, 5.000%, 10/01/25
No Opt. Call AA   2,117,740
Manatee County School District, Florida, Sales Tax
Revenue Bonds, Series 2017:
3,160 5.000%, 10/01/23 - AGM Insured No Opt. Call AA   3,197,098
2,800 5.000%, 10/01/25 - AGM Insured No Opt. Call AA   2,965,536
2,340 5.000%, 10/01/26 - AGM Insured No Opt. Call AA   2,534,150
2,040 5.000%, 10/01/27 - AGM Insured 4/27 at 100.00 AA   2,225,926
2,975 5.000%, 10/01/28 - AGM Insured 4/27 at 100.00 AA   3,242,988
2,595 5.000%, 10/01/29 - AGM Insured 4/27 at 100.00 AA   2,826,007
4,060 Miami-Dade County Expressway Authority, Florida, Toll System Revenue
Bonds, Refunding Series 2014B, 5.000%, 7/01/23
No Opt. Call A   4,082,046
3,000 Miami-Dade County Industrial Development Authority, Florida, Solid
Waste Revenue Bonds, Waste Management Inc. of Florida Project,
Series 2008, 0.400%, 8/01/23, (AMT)
No Opt. Call A-   2,962,260
5,000 Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series
2014A, 5.000%, 10/01/36, (AMT)
10/24 at 100.00 A1   5,033,650
2,500 Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds,
Waste Management Inc., Series 2004A, 0.550%, 7/01/39, (Mandatory
Put 7/01/24)
No Opt. Call A-   2,400,000

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
160
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Orlando, Florida, Tourist Development Tax Revenue
Bonds, 6th Cent Contract Payments, Refunding Senior
Series 2017A:
$ 2,170 5.000%, 11/01/29 - AGM Insured 11/27 at 100.00 AA   $ 2,380,685
9,215 5.000%, 11/01/30 - AGM Insured 11/27 at 100.00 AA   10,103,879
2,250 Palm Beach County School Board, Florida, Certificates of Participation,
Series 2022B, 5.000%, 8/01/24
No Opt. Call Aa3   2,318,737
2,485 Pompano Beach, Florida, Revenue Bonds, John Knox Village of Florida
Incorporated Project, Entrance Fee 2021B-2, 1.450%, 1/01/27
No Opt. Call BBB   2,188,043
575 Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding
Series 2014, 5.000%, 9/01/23
No Opt. Call AA   580,589
South Miami Health Facilities Authority, Florida, Hospital
Revenue Bonds, Baptist Health Systems of South Florida
Obligated Group, Refunding Series 2017:
1,805 5.000%, 8/15/23 No Opt. Call AA-   1,819,964
2,215 5.000%, 8/15/24 No Opt. Call AA-   2,281,760
5,500 5.000%, 8/15/25 No Opt. Call AA-   5,757,125
5,780 Tampa Bay, Florida, Regional Water Supply Authority, Utility System
Revenue Bonds, Series 2015A, 5.000%, 10/01/26
10/25 at 100.00 AA+   6,105,934
280 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)
5/23 at 100.00 N/R   252,185
305 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)
5/23 at 100.00 N/R   3
Total Florida 236,205,757
Georgia - 1.9%
115 Atlanta, Georgia, Airport Passenger Facilities Charge and General
Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%,
1/01/29
1/24 at 100.00 AA-   116,935
5,000 Atlanta, Georgia, Airport Passenger Facilities Charge and General
Revenue Bonds, Subordinate Lien Series 2022D, 5.000%, 7/01/26,
(AMT)
No Opt. Call Aa3   5,307,300
8,440 Columbus Medical Center Hospital Authority, Georgia, Revenue
Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%,
7/01/54, (Mandatory Put 7/01/29)
1/29 at 100.00 AA-   9,353,630
4,140 Fayette County Hospital Authority, Georgia, Revenue Anticipation
Certificates, Piedmont Healthcare, Inc. Project, Series 2019A, 5.000%,
7/01/54, (Mandatory Put 7/01/24)
1/24 at 100.00 AA-   4,197,008
2,885 Georgia Housing and Finance Authority, Single Family Mortgage
Bonds, Series 2020A, 2.750%, 12/01/35
6/29 at 100.00 AAA   2,543,041
2,750 Georgia Housing and Finance Authority, Single Family Mortgage
Bonds, Series 2021A, 2.250%, 12/01/36
12/30 at 100.00 AAA   2,227,198
24,620 Georgia State, General Obligation Bonds, Refunding Series 2022C,
4.000%, 7/01/24
No Opt. Call AAA   25,069,807
10,750 Georgia State, General Obligation Bonds, Series 2015A, 5.000%,
2/01/24
No Opt. Call AAA   10,967,688
5,035 Georgia State, General Obligation Bonds, Series 2017A, 5.000%,
2/01/32
2/27 at 100.00 AAA   5,532,961
4,590 Georgia State, General Obligation Bonds, Tranche 1 Series 2016A,
5.000%, 2/01/25
No Opt. Call AAA   4,798,845
6,050 Georgia State, General Obligation Bonds, Tranche 2 Series 2016A,
5.000%, 2/01/28
2/26 at 100.00 AAA   6,503,326

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Georgia (continued)
$ 12,390 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2019B, 4.000%, 8/01/49, (Mandatory Put 12/02/24)
9/24 at 100.43 Aa2   $ 12,458,641
10,060 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022A, 4.000%, 9/01/52, (Mandatory Put 12/01/29)
9/29 at 100.28 A3   9,842,000
7,500 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022B, 5.000%, 12/01/52, (Mandatory Put 6/01/29)
3/29 at 100.24 A3   7,798,275
18,900 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022C, 4.000%, 8/01/52, (Mandatory Put 11/01/27), 144A
5/27 at 100.81 BBB-   18,032,301
2,055 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2023B, 5.000%, 7/01/53, (Mandatory Put 3/01/30)
12/29 at 100.31 Aa1   2,176,348
1,035 Monroe County Development Authority, Georgia, Pollution Control
Revenue Bonds, Georgia Power Company - Scherer Plant, Series
2009-2, 3.875%, 10/01/48, (Mandatory Put 3/06/26)
No Opt. Call BBB+   1,050,080
Total Georgia 127,975,384
Guam - 0.1%
Guam Power Authority, Revenue Bonds, Refunding
Series 2022A:
3,125 5.000%, 10/01/23 No Opt. Call BBB   3,146,250
2,365 5.000%, 10/01/24 No Opt. Call BBB   2,414,783
Total Guam 5,561,033
Hawaii - 0.5%
17,130 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects,
Series 2017A, 3.100%, 5/01/26, (AMT)
No Opt. Call A-   16,788,428
10,340 HAWAIIAN ELECTRIC COMPANY INC. and Its Subsidiaries, Special
Purpose Revenue Bonds, Department of Budget and Finance of the
State of Hawaii, Series 2015, 3.250%, 1/01/25, (AMT)
No Opt. Call A-   10,254,488
5,865 Honolulu City and County, Hawaii, General Obligation Bonds,
Refunding Series 2017D, 5.000%, 9/01/30
9/27 at 100.00 AA+   6,518,947
2,200 Honolulu City and County, Hawaii, Wastewater System Revenue Bonds,
First Bond Resolution, Refunding Senior Series 2015B, 5.000%,
7/01/26
7/25 at 100.00 Aa2   2,319,262
Total Hawaii 35,881,125
Idaho - 0.6%
Idaho Health Facilities Authority, Revenue Bonds, Saint
Luke's Health System Project, Series 2018A:
4,500 5.000%, 3/01/25 No Opt. Call A   4,673,610
6,020 5.000%, 3/01/26 No Opt. Call A   6,358,083
4,320 5.000%, 3/01/27 No Opt. Call A   4,633,848
4,815 5.000%, 3/01/29 9/28 at 100.00 A   5,263,421
4,880 5.000%, 3/01/31 9/28 at 100.00 A   5,327,106
12,935 Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch
Corporation Project, Refunding Series 2016, 2.750%, 10/01/24
No Opt. Call BBB-   12,756,367
Total Idaho 39,012,435
Illinois - 6.1%
Adams County School District 172, Quincy, Illinois,
General Obligation Bonds, Series 2016:
1,290 5.000%, 2/01/25 - AGM Insured No Opt. Call AA   1,342,813
1,455 5.000%, 2/01/27 - AGM Insured 2/26 at 100.00 AA   1,546,083

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
162
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Chanpaign County Community Unit School District
4, Illinois, General Obligation Bonds, School Building
Series 2020A:
$ 550 0.000%, 1/01/26 No Opt. Call AA   $ 504,751
780 0.000%, 1/01/27 No Opt. Call AA   694,372
585 0.000%, 1/01/28 No Opt. Call AA   504,703
19,250 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30,
144A
12/27 at 100.00 BB+   21,394,450
3,300 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34
12/27 at 100.00 BB+   3,398,472
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Refunding Series 2019A:
1,065 0.000%, 12/01/25 No Opt. Call BB+   965,103
1,455 0.000%, 12/01/26 No Opt. Call BB+   1,270,724
Chicago, Illinois, General Airport Revenue Bonds,
O'Hare International Airport, Refunding Senior Lien
Series 2022C:
2,000 5.000%, 1/01/24 No Opt. Call A+   2,025,780
1,250 5.000%, 1/01/25 No Opt. Call A+   1,288,987
2,475 5.000%, 1/01/26 No Opt. Call A+   2,581,252
2,510 Chicago, Illinois, General Obligation Bonds, Chicago Works Series
2023A, 5.000%, 1/01/34
1/32 at 100.00 BBB+   2,710,775
Chicago, Illinois, General Obligation Bonds, Refunding
Series 2016C:
7,725 5.000%, 1/01/24 No Opt. Call BBB+   7,805,804
4,260 5.000%, 1/01/25 No Opt. Call BBB+   4,359,556
1,970 5.000%, 1/01/26 No Opt. Call BBB+   2,040,230
Cook County High School District 212 Leyden, Illinois,
General Obligation Bonds, Limited Tax Series 2016C:
1,025 5.000%, 12/01/23 No Opt. Call AA   1,039,022
1,825 5.000%, 12/01/25 12/24 at 100.00 AA   1,890,718
2,100 Cook County, Illinois, General Obligation Bonds, Refunding Series
2021B, 4.000%, 11/15/24
No Opt. Call AA-   2,135,595
Cook County, Illinois, General Obligation Bonds,
Refunding Series 2022A:
10,000 5.000%, 11/15/24 No Opt. Call AA-   10,326,000
5,020 5.000%, 11/15/25 No Opt. Call AA-   5,296,853
DuPage County School District 58 Downers Grove,
Illinois, General Obligation Bonds, Limited Tax Capital
Appreciation School Series 2018:
980 0.000%, 12/15/26 No Opt. Call N/R   874,827
20 0.000%, 12/15/26, (ETM) No Opt. Call N/R  (4) 18,247
1,050 0.000%, 12/15/27 No Opt. Call Aa1   907,945
8,080 Grundy, Kendall, and Will Counties Community Consolidated School
District 201, Minooka, Illinois, General Obligation Bonds, Refunding
School Series 2019, 3.000%, 10/15/27
10/26 at 100.00 AA-   8,188,191
20,800 Illinois Development Finance Authority, Revenue Bonds, St Vincent de
Paul Center Project, Series 2000A, 2.450%, 11/15/39, (Mandatory Put
3/03/26)
No Opt. Call AA+   20,523,984
11,300 Illinois Finance Authority, Midwestern Disaster Area Industrial
Development Revenue Bonds, Cargill, Incorporated Project, Series
2012, 1.250%, 11/01/38, (Mandatory Put 11/01/26)
No Opt. Call A   10,450,014
3,170 Illinois Finance Authority, Revenue Bonds, Advocate Health Care
Network, Series 2008A-1, 4.000%, 11/01/30
No Opt. Call AA   3,232,861

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Illinois Finance Authority, Revenue Bonds, Centegra
Health System, Series 2014A:
$ 620 5.000%, 9/01/23, (ETM) No Opt. Call N/R  (4) $ 625,878
2,240 5.000%, 9/01/24, (ETM) No Opt. Call N/R  (4) 2,313,606
865 5.000%, 9/01/25, (Pre-refunded 9/01/24) 9/24 at 100.00 N/R  (4) 893,424
Illinois Finance Authority, Revenue Bonds, Northwest
Community Hospital, Refunding Series 2016A:
1,060 5.000%, 7/01/23, (ETM) No Opt. Call Aa3  (4) 1,065,915
1,005 5.000%, 7/01/24, (ETM) No Opt. Call Aa3  (4) 1,033,944
11,800 Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
Series 2020B-2, 5.000%, 5/15/50, (Mandatory Put 11/15/26)
5/26 at 100.00 A+   12,478,028
1,025 Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare
Enterprises, Inc., Refunding Series 2017C, 5.000%, 3/01/25
No Opt. Call AA-   1,062,218
Illinois Finance Authority, Revenue Bonds, Swedish
Covenant Hospital, Series 2016A:
1,075 5.000%, 8/15/24, (ETM) No Opt. Call N/R  (4) 1,102,531
2,000 5.000%, 8/15/25, (ETM) No Opt. Call N/R  (4) 2,093,200
3,000 5.000%, 8/15/26, (ETM) No Opt. Call N/R  (4) 3,207,270
1,000 Illinois Finance Authority, Revenue Bonds, University of Chicago
Medicine, Series 2022A, 5.000%, 8/15/52, (Mandatory Put 8/15/27)
5/27 at 100.00 AA-   1,087,380
7,080 Illinois Finance Authority, Revenue Bonds, University of Chicago
Medicine, Series 2022B-1, 5.000%, 8/15/52, (Mandatory Put 8/15/25)
5/25 at 100.00 AA-   7,387,414
3,265 Illinois Finance Authority, Revenue Bonds, University of Chicago, Series
2021A, 5.000%, 10/01/25
No Opt. Call AA+   3,461,259
4,900 Illinois Finance Authority, Water Facilities Revenue Bonds, American
Water Capital Corporation Project, Refunding Series 2020, 0.700%,
5/01/40, (Mandatory Put 9/01/23)
No Opt. Call A   4,847,619
17,530 Illinois Housing Development Authority, Multifamily Housing Revenue
Bonds, 835 Wilson, Series 2022, 3.375%, 6/01/25, (Mandatory Put
6/01/24)
6/24 at 100.00 Aaa   17,502,303
10,135 Illinois Housing Development Authority, Revenue Bonds, Green Series
2021B, 1.950%, 10/01/36
4/30 at 100.00 Aaa   7,977,563
2,650 Illinois Municipal Electric Agency, Power Supply System Revenue
Bonds, Refunding Series 2015A, 5.000%, 2/01/25
No Opt. Call AA-   2,758,491
5,000 Illinois State, General Obligation Bonds, December Series 2017A,
5.000%, 12/01/24
No Opt. Call A-   5,159,650
5,465 Illinois State, General Obligation Bonds, June Series 2016, 5.000%,
6/01/28
6/26 at 100.00 A-   5,787,435
Illinois State, General Obligation Bonds, November
Series 2017D:
29,710 5.000%, 11/01/23 No Opt. Call A-   30,040,969
4,175 5.000%, 11/01/24 No Opt. Call A-   4,301,670
1,355 5.000%, 11/01/25 No Opt. Call A-   1,422,737
7,300 3.250%, 11/01/26 No Opt. Call A-   7,351,830
9,720 5.000%, 11/01/26 No Opt. Call A-   10,395,054
20,190 5.000%, 11/01/27 No Opt. Call A-   21,927,551
5,985 5.000%, 11/01/28 11/27 at 100.00 A-   6,494,024
5,000 Illinois State, General Obligation Bonds, November Series 2019B,
5.000%, 11/01/30
11/29 at 100.00 A-   5,563,350
10,610 Illinois State, General Obligation Bonds, October Series 2016, 5.000%,
2/01/28
2/27 at 100.00 A-   11,386,122
3,750 Illinois State, General Obligation Bonds, Refunding June Series 2022B,
5.000%, 3/01/25
No Opt. Call A-   3,886,575

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
164
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 3,300 Illinois State, General Obligation Bonds, Refunding March Series
2021C, 4.000%, 3/01/24
No Opt. Call A-   $ 3,328,479
3,860 Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/25 7/23 at 100.00 A-   3,879,107
315 Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding
Senior Lien Series 2016A, 5.000%, 12/01/32
1/26 at 100.00 AA-   332,117
11,970 Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien
Series 2014D, 5.000%, 1/01/24
No Opt. Call AA-   12,177,320
6,000 Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001,
6.000%, 11/01/26 - FGIC Insured
No Opt. Call A-   6,378,300
Joliet, Illinois, Waterworks and Sewer Revenue Bonds,
Senior Lien Anticipation Notes Series 2022:
5,000 5.000%, 1/01/24 No Opt. Call N/R   5,054,500
5,000 5.000%, 1/01/25 No Opt. Call N/R   5,149,100
Kane County Community Unit School District 304
Geneva, Illinois, General Obligation Bonds, Refunding
Series 2016:
2,630 5.000%, 1/01/26 No Opt. Call AA+   2,799,766
5,195 5.000%, 1/01/27 1/26 at 100.00 AA+   5,531,740
LaSalle and Bureau Counties High School District 120
LaSalle-Peru, Illinois, General Obligation Bonds, School
Building Series 2017:
1,085 5.000%, 12/01/23 - BAM Insured No Opt. Call AA   1,099,919
1,235 5.000%, 12/01/26 - BAM Insured No Opt. Call AA   1,326,316
LaSalle County, Illinois, General Obligation Bonds, Self-
Insurance Series 2019:
1,495 4.000%, 12/01/25 No Opt. Call Aa2   1,548,461
1,770 4.000%, 12/01/26 No Opt. Call Aa2   1,858,235
350 Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene
Counties Community College District 536, Illinois, General Obligation
Bonds, Lewis & Clark Community College, Refunding Series 2020,
4.000%, 5/01/23 - AGM Insured
No Opt. Call AA   350,280
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Series
2017B:
775 5.000%, 12/15/25 No Opt. Call A   800,792
1,925 5.000%, 12/15/26 No Opt. Call A   2,003,867
360 5.000%, 12/15/27 No Opt. Call A   379,354
1,945 5.000%, 12/15/28 12/27 at 100.00 A   2,033,536
650 5.000%, 12/15/30 12/27 at 100.00 A   679,926
319 Montgomery, Illinois, Lakewood Creek Project Special Assessment
Bonds, Series 2018, 2.850%, 3/01/24 - BAM Insured
No Opt. Call AA   318,604
North Barrington, Lake County, Illinois, Special Tax
Bonds, Special Service Area 19, Refunding Series 2019:
1,000 4.000%, 2/01/33 - BAM Insured 2/28 at 100.00 AA   1,057,810
1,000 4.000%, 2/01/36 - BAM Insured 2/28 at 100.00 AA   1,029,670
1,895 4.000%, 2/01/40 - BAM Insured 2/28 at 100.00 AA   1,923,918
2,010 4.000%, 2/01/44 - BAM Insured 2/28 at 100.00 AA   2,014,321
Northern Illinois University, Auxiliary Facilities System
Revenue Bonds, Series 2021:
325 5.000%, 10/01/25 - BAM Insured No Opt. Call AA   340,681
250 5.000%, 10/01/26 - BAM Insured No Opt. Call AA   266,000
Railsplitter Tobacco Settlement Authority, Illinois,
Tobacco Settlement Revenue Bonds, Series 2017:
2,310 5.000%, 6/01/23 No Opt. Call A   2,316,999
2,665 5.000%, 6/01/24 No Opt. Call A   2,725,043

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 6,085 5.000%, 6/01/25 No Opt. Call A   $ 6,350,245
Round Lake, Lake County, Illinois, Special Tax Bonds,
Lakewood Grove Special Service Areas 1, 3 & 4,
Refunding Series 2017:
1,133 3.200%, 3/01/24 - BAM Insured No Opt. Call AA   1,132,943
1,000 3.300%, 3/01/25 - BAM Insured No Opt. Call AA   1,008,990
1,258 3.450%, 3/01/26 - BAM Insured No Opt. Call AA   1,281,600
1,218 3.600%, 3/01/28 - BAM Insured 3/27 at 100.00 AA   1,255,466
Sales Tax Securitization Corporation, Illinois, Sales Tax
Securitzation Bonds, Second Lien Series 2020A:
4,500 5.000%, 1/01/25 No Opt. Call AA-   4,672,980
8,240 5.000%, 1/01/28 No Opt. Call AA-   9,051,640
6,020 Sales Tax Securitization Corporation, Illinois, Second Lien Sales Tax
Securitization Bonds, Refunding Series 2023A, 5.000%, 1/01/24
No Opt. Call AA-   6,116,260
Southwestern Illinois Development Authority, Health
Facility Revenue Bonds, Hospital Sisters Services, Inc.
Obligated Group, Series 2017A:
2,725 5.000%, 2/15/26 No Opt. Call A+   2,865,310
3,655 5.000%, 2/15/27 No Opt. Call A+   3,903,650
Total Illinois 410,276,367
Indiana - 3.0%
Crown Point Multi-School Building Corporation, Indiana,
First Mortgage Bonds, Crown Point Community School
Corporation, Series 2021:
3,000 5.000%, 7/15/25 No Opt. Call AA+   3,157,620
3,015 5.000%, 1/15/26 No Opt. Call AA+   3,215,347
14,235 Indiana Finance Authority, Environmental Facilities Revenue Bonds,
Indianapolis Power & Light Company Project, Refunding Series
2020A, 0.950%, 12/01/38, (AMT), (Mandatory Put 4/01/26)
No Opt. Call A2   12,814,916
4,500 Indiana Finance Authority, Environmental Facilities Revenue Bonds,
Indianapolis Power & Light Company Project, Refunding Series
2021B, 0.650%, 8/01/25
No Opt. Call A2   4,182,210
32,500 Indiana Finance Authority, Environmental Improvement Revenue
Bonds, Fulcrum CenterPoint, LLC Project, Series 2022, 4.500%,
12/15/46, (AMT), (Mandatory Put 11/15/23)
5/23 at 100.00 Aaa   32,504,875
1,100 Indiana Finance Authority, Environmental Improvement Revenue
Bonds, United States Steel Corporation Project, Refunding Series
2021A, 4.125%, 12/01/26
No Opt. Call BB-   1,076,735
Indiana Finance Authority, Environmental Revenue
Bonds, Duke Energy Indiana, Inc. Project, Refunding
Series 2009A-1:
5,750 3.750%, 3/01/31, (AMT), (Mandatory Put 6/01/27) No Opt. Call A2   5,881,445
7,430 4.500%, 5/01/35, (AMT), (Mandatory Put 6/01/32) 6/27 at 100.00 A2   7,605,720
13,560 Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity
Health Obligation Group, Long Term Rate Series 2019B, 2.250%,
12/01/58, (Mandatory Put 7/01/25)
1/25 at 100.00 AA   13,317,005
8,000 Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity
Health Obligation Group, Refunding Series 2011M, 0.700%,
12/01/46, (Mandatory Put 1/01/26)
6/25 at 100.00 AA   7,327,440
145 Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital
Project, Series 2014A, 5.000%, 10/01/23, (ETM)
No Opt. Call N/R  (4) 146,659
5,680 Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges
East End Crossing Project, Series 2013A, 5.000%, 7/01/48, (Pre-
refunded 7/01/23), (AMT)
7/23 at 100.00 N/R  (4) 5,710,274

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
166
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Indiana (continued)
Indiana Finance Authority, Wastewater Utility Revenue
Bonds, CWA Authority Project, Refunding Forward
Delivery Series 2022A:
$ 1,500 5.000%, 10/01/26 No Opt. Call AA   $ 1,632,840
1,610 5.000%, 10/01/27 No Opt. Call AA   1,793,588
Indiana Finance Authority, Wastewater Utility Revenue
Bonds, CWA Authority Project, Series 2015A:
830 5.000%, 10/01/23 No Opt. Call AA   839,661
1,000 5.000%, 10/01/24 No Opt. Call AA   1,035,660
1,800 5.000%, 10/01/25 10/24 at 100.00 AA   1,860,696
1,250 5.000%, 10/01/26 10/24 at 100.00 AA   1,292,150
850 5.000%, 10/01/27 10/24 at 100.00 AA   878,662
3,520 Indiana Housing and Community Development Authority, Single Family
Mortgage Revenue Bonds, Series 2020B-1, 1.950%, 7/01/35
7/29 at 100.00 Aaa   2,721,629
1,250 Indiana Housing and Community Development Authority, Single Family
Mortgage Revenue Bonds, Series 2021A, 1.900%, 7/01/36
7/30 at 100.00 Aaa   952,000
2,590 Indiana Housing and Community Development Authority, Single Family
Mortgage Revenue Bonds, Social PAC Series 2021B, 1.900%, 7/01/36
7/30 at 100.00 Aaa   1,972,544
4,000 Indianapolis Local Public Improvement Bond Bank, Indiana, Airport
Authority Project Revenue Bonds, Refunding Series 2014D, 5.000%,
1/01/29, (AMT)
1/24 at 100.00 A1   4,037,840
8,000 Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks
Project, Series 2007B, 5.250%, 7/01/24 - NPFG Insured
No Opt. Call AA   8,257,600
10,805 Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds,
Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25
No Opt. Call AA   11,411,593
Indianapolis, Indiana, Thermal Energy System Revenue
Bonds, Refunding First Lien Series 2014A:
730 5.000%, 10/01/23 No Opt. Call A+   738,249
465 5.000%, 10/01/24 No Opt. Call A+   481,303
545 5.000%, 10/01/25 10/24 at 100.00 A+   564,271
830 5.000%, 10/01/26 10/24 at 100.00 A+   859,100
10,000 Indianapolis, Indiana, Thermal Energy System Revenue Bonds,
Refunding First Lien Series 2016A, 5.000%, 10/01/23
No Opt. Call A+   10,113,000
5,605 Mount Vernon, Indiana, Environmental Improvement Revenue Bonds,
Southern Indiana Gas and Electric Company Project, Refunding Series
2015, 0.875%, 9/01/55, (AMT), (Mandatory Put 9/01/23)
No Opt. Call A1   5,552,593
3,000 Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating
Company Project, Refunding Series 1995A, 3.125%, 7/01/25
No Opt. Call A-   2,963,940
12,000 Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana
Michigan Power Company Project, Series 2008D, 0.750%, 4/01/25
No Opt. Call A   11,218,920
13,020 Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana
Michigan Power Company, Series 2002A, 2.750%, 6/01/25
No Opt. Call A-   12,866,234
1,595 Vanderburgh County,Indiana, Redevelopment District Tax Increment
Revenue bonds, Refunding Series 2014, 4.000%, 2/01/24
No Opt. Call A   1,608,621
3,685 Warrick County, Indiana, Environmental Improvement Revenue Bonds,
Southern Indiana Gas and Electric Company, Series 2015, 0.875%,
9/01/55, (AMT), (Mandatory Put 9/01/23)
No Opt. Call A1   3,650,545
10,520 Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds,
BP Products North America Inc. Project, Refunidng Series 2019A,
5.000%, 12/01/44, (AMT), (Mandatory Put 6/05/26)
No Opt. Call A2   10,763,538
5,625 Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products
North America Inc. Project, Series 2015, 4.400%, 11/01/45, (AMT),
(Mandatory Put 6/10/31)
No Opt. Call A2   5,733,506
Total Indiana 202,740,529

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Iowa - 0.4%
$ 4,385 Des Moines, Iowa, General Obligation Bonds, Series 2021F, 5.000%,
6/01/24
No Opt. Call AA+   $ 4,507,605
5,900 Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue
Bonds, Iowa Fertilizer Company Project, Refunding Series 2022,
4.000%, 12/01/50, (Mandatory Put 12/01/32)
12/29 at 103.00 BBB-   5,751,910
3,000 Iowa Finance Authority, Single Family Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Green Series 2021A, 1.850%,
7/01/35
7/30 at 100.00 AAA   2,382,810
2,220 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series
2019D, 2.450%, 7/01/34
1/29 at 100.00 AAA   1,963,856
2,545 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series
2020A, 2.500%, 1/01/35
7/29 at 100.00 AAA   2,261,767
3,000 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social
Series 2021B, 2.000%, 7/01/36
7/30 at 100.00 AAA   2,394,090
1,955 Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Social
Series 2021D, 2.000%, 7/01/36
1/31 at 100.00 AAA   1,560,149
3,150 West Des Moines, Iowa, General Obligation Bonds, Urban Renewal
Series 2021B, 5.000%, 6/01/24
No Opt. Call AAA   3,235,522
Total Iowa 24,057,709
Kansas - 0.8%
9,610 Bel Aire, Kansas, General Obligation Bonds, Temporary Notes Series
2021B, 0.375%, 12/01/24
12/23 at 100.00 N/R   9,042,722
5,000 Burlington, Kansas, Environmental Improvement Revenue Bonds,
Kansas City Power and Light Company Project, Refunding Series
1993B, 2.950%, 12/01/23
5/23 at 101.00 A+   4,992,100
5,000 City of Leawood. Kansas, General Obligation Temporary Notes, Series
2022-1, 3.000%, 9/01/23
No Opt. Call N/R   5,003,650
10,345 Kansas Development Finance Authority, Hospital Revenue Bonds,
Advent Health Obligated Group, Series 2021B, 5.000%, 11/15/54,
(Mandatory Put 11/15/31)
No Opt. Call AA   11,939,578
20,200 Olathe, Kansas, General Obligation Bonds, Temporary Notes Series
2022A, 5.000%, 8/01/23
No Opt. Call N/R   20,352,914
Total Kansas 51,330,964
Kentucky - 2.3%
7,750 Boone County, Kentucky, Collateralized Pollution Control Revenue
Bonds, Duke Energy Kentucky, Refunding Series 2008A, 3.700%,
8/01/27
6/27 at 100.00 BBB+   7,760,153
6,050 Carroll County, Kentucky, Environmental Facilities Revenue Bonds,
Kentucky Utilities Company Project, Series 2004A, 1.750%, 10/01/34,
(AMT), (Mandatory Put 9/01/26)
No Opt. Call A1   5,561,946
30,000 Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky
Utilities Company Project, Refunding Series 2016A, 1.550%, 9/01/42,
(Mandatory Put 9/01/26)
No Opt. Call A1   27,309,900
2,320 Kentucky Asset/Liability Commission, General Fund Revenue Project
Notes, Refunding Series 2021A, 5.000%, 11/01/24
No Opt. Call A1   2,395,887
Kentucky Economic Development Finance Authority,
Hospital Revenue Bonds, Owensboro Health, Refunding
Series 2017A:
6,000 5.000%, 6/01/24 No Opt. Call Baa2   6,121,440
4,200 5.000%, 6/01/25 No Opt. Call Baa2   4,339,398

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
168
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Kentucky (continued)
$ 3,350 Louisville and Jefferson County Metropolitan Government Board of
Water Works, Kentucky, Water System Revenue Bonds, Refunding
Series 2022, 5.000%, 11/15/25
No Opt. Call AAA   $ 3,567,884
4,000 Louisville-Jefferson County Metropolitan Government, Kentucky,
Pollution Control Revenue Bonds, Louisville Gas and Electric
Company Project, Series 2001A, 0.900%, 9/01/26
No Opt. Call A1   3,705,280
8,000 Louisville-Jefferson County Metropolitan Government, Kentucky,
Pollution Control Revenue Bonds, Louisville Gas and Electric
Company Project, Series 2001B, 1.350%, 11/01/27, (AMT)
No Opt. Call A1   7,225,200
18,090 Louisville-Jefferson County Metropolitan Government, Kentucky,
Pollution Control Revenue Bonds, Louisville Gas and Electric
Company Project, Series 2005A, 1.750%, 2/01/35, (Mandatory Put
7/01/26)
No Opt. Call A1   17,151,129
Northern Kentucky Water District, Revenue Bonds,
Refunding Series 2021B:
4,675 4.000%, 2/01/24 No Opt. Call Aa2   4,728,295
4,865 4.000%, 2/01/25 No Opt. Call Aa2   4,987,160
3,565 Oldham County School District Finance Corporation, Kentucky, School
Building Revenue Bonds, Refunding Second Series 2016, 4.000%,
9/01/27
No Opt. Call A1   3,763,535
2,545 Owen County, Kentucky, Water Facilities Revenue Bonds, Kentucky-
American Water Company Project, Refunding Series 2020, 0.700%,
6/01/40, (Mandatory Put 9/01/23)
No Opt. Call A   2,517,794
7,725 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2018A, 4.000%, 4/01/48, (Mandatory Put 4/01/24)
1/24 at 100.37 A1   7,735,197
12,045 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2018B, 4.000%, 1/01/49, (Mandatory Put 1/01/25)
10/24 at 100.24 A2   12,040,302
3,155 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2019C-1, 4.000%, 2/01/50, (Mandatory Put 2/01/28)
11/27 at 100.47 A1   3,115,689
3,250 Rural Water Financing Agency, Kentucky, Construction Notes, USDA
Public Projects Series 2023A, 3.900%, 11/01/25
11/23 at 100.00 N/R   3,259,230
3,075 Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville
Gas and Electric Company Project, Series 2001A, 0.625%, 9/01/26
No Opt. Call A1   2,807,906
10,200 Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville
Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27,
(AMT)
No Opt. Call A1   9,352,992
21,345 Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville
Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44,
(AMT), (Mandatory Put 9/01/27)
No Opt. Call A1   18,019,662
1,735 Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-
Warren County Community Hospital Corporation, Refunding Series
2013, 5.000%, 4/01/23, (ETM)
No Opt. Call AA-  (4) 1,735,000
Total Kentucky 159,200,979
Louisiana - 4.0%
20,500 Lake Charles Harbor and Terminal District, Louisiana, Revenue
Bonds, Big Lake Fuels LLC, Series 2021, 1.000%, 12/01/51, (AMT),
(Mandatory Put 12/01/24)
No Opt. Call A3   19,399,355
Louisiana Citizens Property Insurance Corporation,
Assessment Revenue Bonds, Refunding Series 2016A:
32,285 5.000%, 6/01/23 No Opt. Call A1   32,399,935
9,040 5.000%, 6/01/24 No Opt. Call A1   9,278,113
845 Louisiana Housing Corporation, Single Family Mortgage Revenue
Bonds, Home Ownership Program, Series 2021D, 2.100%, 12/01/36
6/30 at 100.00 Aaa   686,748

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities
and Community Development Authority, Louisiana,
Revenue Bonds, Womans Hospital Foundation Project,
Refunding Series 2017A:
$ 1,825 5.000%, 10/01/23 No Opt. Call A   $ 1,842,484
1,105 5.000%, 10/01/24 No Opt. Call A   1,135,564
3,000 4.000%, 10/01/25 No Opt. Call A   3,076,110
2,245 Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue Bonds, East Baton Rouge Parish
Road Improvements Project, Series 2015, 5.000%, 8/01/24
No Opt. Call AA   2,312,103
24,485 Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue Bonds, Westlake Chemical
Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32
11/27 at 100.00 BBB   22,560,479
6,070 Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds,
Loop LLC Project, Series 2007A, 1.650%, 9/01/27, (Mandatory Put
12/01/23)
No Opt. Call A3   6,009,482
7,025 Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds,
Loop LLC Project, Series 2013A, 1.650%, 9/01/33, (Mandatory Put
12/01/23)
No Opt. Call A3   6,954,961
22,100 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner
Clinic Foundation Project, Series 2020B, 5.000%, 5/15/50, (Mandatory
Put 5/15/25)
11/24 at 102.04 A   22,889,191
29,815 Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana
Children's Medical Center Hospital, Series 2015A-1. Fixed Rate Mode,
5.000%, 6/01/45, (Mandatory Put 6/01/25)
No Opt. Call A+   30,842,425
7,165 Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana
Children's Medical Center Hospital, Series 2015A-3. Term Rate Mode,
5.000%, 6/01/45, (Mandatory Put 6/01/23)
No Opt. Call A+   7,183,987
Louisiana Public Facilities Authority, Revenue Bonds,
Ochsner Clinic Foundation Project, Series 2015:
1,000 5.000%, 5/15/29 5/25 at 100.00 A   1,041,320
1,000 5.000%, 5/15/30 5/25 at 100.00 A   1,040,670
Louisiana Public Facilities Authority, Revenue Bonds,
University of New Orleans Research and Technology
Foundation, Inc.- Student Housing Project, Refunding
Series 2014:
1,445 5.000%, 9/01/23 - AGM Insured, (ETM) No Opt. Call AA  (4) 1,458,106
1,565 5.000%, 9/01/24 - AGM Insured, (ETM) No Opt. Call AA  (4) 1,614,219
2,020 Louisiana Stadium and Exposition District, Revenue Bonds, Bond
Anticipation Notes Series 2020, 5.000%, 7/03/23
5/23 at 100.00 BBB+   2,022,727
Louisiana Stadium and Exposition District, Revenue
Refunding Bonds, Senior Lien Series 2013A:
7,265 5.000%, 7/01/26 7/23 at 100.00 A2   7,289,773
1,345 5.000%, 7/01/29 7/23 at 100.00 A2   1,348,309
Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
Refunding Second Lien Series 2017C:
2,655 5.000%, 5/01/29 11/27 at 100.00 AA-   2,943,094
3,040 5.000%, 5/01/30 11/27 at 100.00 AA-   3,362,696
3,070 5.000%, 5/01/31 11/27 at 100.00 AA-   3,390,477
4,950 New Orleans, Louisiana, General Obligation Bonds, Public
Improvement Series 2021A, 5.000%, 12/01/25
No Opt. Call A+   5,255,762
New Orleans, Louisiana, Sewerage Service Revenue
Bonds, Series 2015:
1,040 5.000%, 6/01/24 No Opt. Call A   1,066,791
675 5.000%, 6/01/26 6/25 at 100.00 A   709,202

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
170
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
$ 2,780 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2008, 6.100%, 6/01/38, (Mandatory Put 6/01/30), 144A
No Opt. Call BB-   $ 2,991,224
3,665 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2011, 5.850%, 8/01/41, (Mandatory Put 6/01/25), 144A
No Opt. Call BB-   3,761,609
16,405 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37,
(Mandatory Put 7/01/26) (WI/DD, Settling 4/03/23)
No Opt. Call BBB-   16,405,000
18,565 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017A-2, 2.100%, 6/01/37,
(Mandatory Put 7/01/24)
No Opt. Call BBB-   18,128,166
20,810 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37,
(Mandatory Put 7/01/26)
No Opt. Call BBB-   19,554,117
10,010 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017B-2, 2.375%, 6/01/37,
(Mandatory Put 7/01/26)
No Opt. Call BBB-   9,458,449
Total Louisiana 269,412,648
Maine - 0.1%
600 Auburn, Maine, General Obligation Bonds, Edward Little High School
Project, Series 2021, 4.000%, 11/01/23
No Opt. Call AA-   604,854
610 Maine Health and Higher Educational Facilities Authority, Revenue
Bonds, Series 2021A, 5.000%, 7/01/24 - AGM Insured
No Opt. Call AA   626,738
2,955 Maine State Housing Authority, Multifamily Mortgage Purchase Bonds,
Series 2021A, 1.850%, 11/15/36
5/30 at 100.00 AA+   2,299,965
1,165 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Series 2020D, 2.300%, 11/15/35
5/29 at 100.00 AA+   976,212
3,000 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Series 2021B, 2.050%, 11/15/36
5/30 at 100.00 AA+   2,329,980
2,030 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Social Series 2021C, 1.900%, 11/15/36
11/30 at 100.00 AA+   1,563,263
2,000 Maine State Housing Authority, Single Family Mortgage Purchase
Bonds, Social Series 2021D, 2.200%, 11/15/36
11/30 at 100.00 AA+   1,611,300
Total Maine 10,012,312
Maryland - 1.6%
7,205 Anne Arundel County, Maryland, General Obligation Bonds,
Consolidated General Improvement, Series 2019, 5.000%, 10/01/25
No Opt. Call AAA   7,666,913
10 Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series
2016, 3.250%, 1/01/31
1/26 at 100.00 A   9,645
Baltimore, Maryland, Convention Center Hotel Revenue
Bonds, Refunding Series 2017:
540 5.000%, 9/01/23 No Opt. Call CCC+   540,140
2,000 5.000%, 9/01/26 No Opt. Call CCC+   2,024,420
17,825 Howard County, Maryland, General Obligation Bonds, Consolidated
Public Improvement Project, Refunding Series 2017D, 5.000%,
2/15/27
No Opt. Call AAA   19,652,062
6,820 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2019C, 2.700%, 9/01/34
3/29 at 100.00 Aa1   6,228,842
4,250 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2020A, 2.300%, 9/01/35
3/29 at 100.00 Aa1   3,656,912

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Maryland (continued)
$ 4,880 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2020D, 1.950%, 9/01/35
9/29 at 100.00 Aa1   $ 3,841,341
12,000 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2021A, 1.800%, 9/01/36
3/30 at 100.00 Aa1   9,124,800
Maryland Community Development Administration
Department of Housing and Community Development,
Residential Revenue Bonds, Series 2021B:
580 0.250%, 9/01/23 No Opt. Call Aa1   573,632
8,310 1.875%, 9/01/36 3/30 at 100.00 Aa1   6,382,578
12,000 Maryland Community Development Administration Department of
Housing and Community Development, Residential Revenue Bonds,
Series 2021C, 2.200%, 9/01/36
9/30 at 100.00 Aa1   9,668,640
5,235 Maryland Health and HIgher Educational Facilities Authority,  Revenue
Bonds, University of Maryland Medical Systems, Series 2020B-1,
5.000%, 7/01/45, (Mandatory Put 7/01/25)
1/25 at 100.00 A   5,411,786
Maryland Health and Higher Educational Facilities
Authority, Maryland, Revenue Bonds, Meritus Medical
Center, Series 2015:
250 5.000%, 7/01/23 No Opt. Call A   250,950
500 5.000%, 7/01/24 No Opt. Call A   509,655
545 Maryland Health and HIgher Educational Facilities Authority, Revenue
Bonds, Adventist Healthcare Inc., Series 2021, 5.000%, 1/01/24
No Opt. Call Baa3   550,543
1,000 Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn,
Series 2022A, 5.000%, 6/01/26
No Opt. Call AA   1,072,960
10,000 Maryland State, General Obligation Bonds, State and Local Facilities
Loan, First Series 2016, 4.000%, 6/01/29
6/24 at 100.00 AAA   10,177,000
4,400 Maryland Transportation Authority, Passenger Facility Charge Revenue
Bonds, Baltimore/Washington Internatonal Thurgood Marshall Airport
Project, Series 2019, 5.000%, 6/01/25, (AMT)
No Opt. Call A+   4,555,320
4,560 Montgomery County, Maryland, General Obligation Bonds,
Consolidated Public Improvement Series 2018A, 5.000%, 11/01/29
11/28 at 100.00 AAA   5,206,380
9,870 Washington Suburban Sanitary District, Montgomery and Prince
George's Counties, Maryland, General Obligation Bonds,
Consolidated Public Improvement, Refunding Series 2020, 5.000%,
6/01/25
No Opt. Call AAA   10,408,409
Total Maryland 107,512,928
Massachusetts - 1.3%
Massachusetts Development Finance Agency Revenue
Bonds, Lawrence General Hospital Issue, Series 2014A:
625 5.000%, 7/01/23 No Opt. Call B-   624,044
735 5.000%, 7/01/24 No Opt. Call B-   729,546
795 5.000%, 7/01/25 7/24 at 100.00 B-   783,878
1,500 Massachusetts Development Finance Agency, Revenue Bonds,
CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25
No Opt. Call A   1,566,930
Massachusetts Development Finance Agency, Revenue
Bonds, CareGroup Issue, Series 2018J-2:
2,780 5.000%, 7/01/29 7/28 at 100.00 A   3,081,825
2,750 5.000%, 7/01/30 7/28 at 100.00 A   3,045,872
2,515 5.000%, 7/01/31 7/28 at 100.00 A   2,784,130
2,100 5.000%, 7/01/32 7/28 at 100.00 A   2,321,886

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
172
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Revenue
Bonds, Milford Regional Medical Center Issue, Series
2020G:
$ 125 5.000%, 7/15/23, 144A No Opt. Call B+   $ 125,483
130 5.000%, 7/15/24, 144A No Opt. Call B+   132,170
125 5.000%, 7/15/25, 144A No Opt. Call B+   126,683
160 5.000%, 7/15/26, 144A No Opt. Call B+   163,662
170 5.000%, 7/15/27, 144A No Opt. Call B+   175,226
175 5.000%, 7/15/28, 144A No Opt. Call B+   181,634
325 5.000%, 7/15/29, 144A No Opt. Call B+   339,365
220 5.000%, 7/15/30, 144A No Opt. Call B+   230,795
15,000 Massachusetts Development Finance Agency, Revenue Bonds,
Partners HealthCare System Issue, Series 2017S-4, 5.000%, 7/01/38,
(Mandatory Put 1/25/24)
No Opt. Call AA-   15,247,950
815 Massachusetts Development Finance Agency, Revenue Bonds,
Wellforce Issue, Series 2019A, 5.000%, 7/01/23
No Opt. Call BBB+   818,594
2,230 Massachusetts Development Finance Agency, Revenue Bonds, Williams
College, Series 2011N, 0.450%, 7/01/41, (Mandatory Put 7/01/25)
1/25 at 100.00 AA+   2,077,869
2,000 Massachusetts Health and Educational Facilities Authority, Variable Rate
Demand Revenue Bonds, University of Massachusetts Issue, Series
2000A, 2.450%, 11/01/30, (Mandatory Put 4/01/26)
No Opt. Call Aa2   1,983,660
2,130 Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-
1, 2.750%, 12/01/34
12/28 at 100.00 AA+   1,936,852
1,065 Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-
3, 0.875%, 12/01/23
4/23 at 100.00 AA+   1,052,188
Massachusetts Housing Finance Agency, Housing Bonds,
Sustainability Green Series 2022A-2:
1,000 2.150%, 6/01/24 6/23 at 100.00 AA+   988,660
1,000 2.650%, 6/01/26 6/25 at 100.00 AA+   983,620
7,000 Massachusetts Housing Finance Agency, Housing Bonds, Sustainability
Green Series 2022C-3, 4.000%, 6/01/26
6/25 at 100.00 AA+   7,167,300
1,400 Massachusetts Housing Finance Agency, Housing Bonds, Sustainability
Green Series 2023A-3, 3.050%, 12/01/27
12/26 at 100.00 AA+   1,404,816
4,570 Massachusetts Housing Finance Agency, Housing Bonds, Sustainability
Series 2021B-2, 0.800%, 12/01/25
6/24 at 100.00 AA+   4,195,991
5,000 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2020-220, 1.950%, 12/01/35
6/30 at 100.00 AA+   3,904,650
1,000 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2021-221, 2.000%, 12/01/36
6/30 at 100.00 AA+   791,170
2,725 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2021-222, 2.000%, 12/01/36
6/30 at 100.00 AA+   2,178,419
7,385 Massachusetts Housing Finance Agency, Single Family Housing
Revenue Bonds, Social Series 2021-223, 2.150%, 12/01/36
12/30 at 100.00 AA+   5,904,234
14,050 Massachusetts State, General Obligation Bonds, Refunding Series
2015A, 5.000%, 7/01/23
No Opt. Call Aa1   14,135,284
5,000 Quincy, Massachusetts, General Obligation Bonds, Bonds Anticipation
Note Series 2022, 3.750%, 9/15/23
No Opt. Call N/R   5,022,550
Total Massachusetts 86,206,936
Michigan - 1.6%
Michigan Finance Authority, Hospital Revenue Bonds,
Beaumont-Spectrum Consolidation, Fixed Refunding
Series 2022A:
2,000 5.000%, 4/15/25 No Opt. Call AA   2,090,680

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
$ 4,000 5.000%, 4/15/26 No Opt. Call AA   $ 4,282,320
2,600 5.000%, 4/15/27 No Opt. Call AA   2,842,476
5,000 Michigan Finance Authority, Hospital Revenue Bonds, Bronson
Healthcare Group, Inc., Series 2019B, 5.000%, 11/15/44, (Mandatory
Put 11/16/26)
5/26 at 100.00 A2   5,305,300
Michigan Finance Authority, Tobacco Settlement Asset-
Backed Bonds, 2007 Sold Tobacco Receipts, Series
2020A-CL-1:
2,000 4.000%, 6/01/23 No Opt. Call A   2,001,520
2,200 5.000%, 6/01/25 No Opt. Call A   2,258,784
2,500 5.000%, 6/01/27 No Opt. Call A   2,628,400
2,450 5.000%, 6/01/29 No Opt. Call A   2,639,459
15,240 Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health
Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47,
(Mandatory Put 6/01/23)
No Opt. Call AA+   15,265,451
6,750 Michigan Housing Development Authority, Rental Housing Revenue
Bonds, Series 2018A, 3.550%, 10/01/33
10/27 at 100.00 AA+   6,747,975
4,385 Michigan Housing Development Authority, Rental Housing Revenue
Bonds, Series 2021A, 0.550%, 4/01/25
5/23 at 100.00 AA+   4,124,750
2,500 Michigan Housing Development Authority, Rental Housing Revenue
Bonds, Series 2022A, 3.300%, 4/01/26
4/23 at 100.00 AA+   2,500,225
10,000 Michigan Housing Development Authority, Rental Housing Revenue
Bonds, Series 2023A, 3.750%, 4/01/27
4/24 at 100.00 AA+   10,052,100
1,805 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Fixed Rate Series 2018C, 3.350%, 12/01/34
6/28 at 100.00 AA+   1,759,749
5,215 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Series 2016A, 3.100%, 12/01/31
6/26 at 100.00 AA+   5,125,198
9,910 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Series 2019B, 2.700%, 12/01/34
12/28 at 100.00 AA+   8,921,081
14,835 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Series 2020C, 2.350%, 12/01/35
6/30 at 100.00 AA+   12,556,641
6,000 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Social Series 2021A, 1.950%, 12/01/36
12/30 at 100.00 AA+   4,618,680
2,000 Michigan Housing Development Authority, Single Family Mortgage
Revenue Bonds, Social Series 2022A, 4.000%, 12/01/37
12/31 at 100.00 AA+   1,971,200
Michigan State, Trunk Line Fund Bonds, Rebuilding
Michigan Program, Series 2021A:
45 5.000%, 11/15/24 No Opt. Call AA+   46,778
620 5.000%, 11/15/25 No Opt. Call AA+   661,949
7,730 Michigan Strategic Fund, Limited Obligation Revenue Bonds,
Consumers Energy Company Project, Variable Rate Series 2005,
0.875%, 4/01/35, (AMT), (Mandatory Put 10/08/26)
10/21 at 100.00 A-   7,204,669
2,285 Michigan Strategic Fund, Limited Obligation Revenue Bonds, Graphic
Packaging International, LLC Coated Recycled Board Machine
Project, Green Series 2021, 4.000%, 10/01/61, (AMT), (Mandatory Put
10/01/26)
No Opt. Call BB   2,255,683
1,205 Michigan Strategic Fund, Revenue Bonds, Waste Management Inc.,
Series 2001, 0.580%, 8/01/27, (AMT), (Mandatory Put 8/01/24)
No Opt. Call A-   1,150,377
Total Michigan 109,011,445
Minnesota - 0.9%
17,000 Edina, Minnesota, General Obligation Bonds, Series 2022B, 2.000%,
2/01/25
2/24 at 100.00 AAA   16,773,220

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
174
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
$ 13,040 Minneapolis, Minnesota, General Obligation Bonds, Series 2021,
4.000%, 12/01/25
No Opt. Call AAA   $ 13,591,201
Minneapolis-St. Paul Metropolitan Airports Commission,
Minnesota, Airport Revenue Bonds, Refunding
Subordinate Lien Series 2014A:
1,830 5.000%, 1/01/24 No Opt. Call A+   1,861,695
90 5.000%, 1/01/25 1/24 at 100.00 A+   91,578
1,245 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2020B, 2.400%, 1/01/35
7/29 at 100.00 AA+   1,061,088
2,235 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2020E, 2.250%, 7/01/35
7/29 at 100.00 AA+   1,862,716
4,330 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2020I, 1.875%, 7/01/35
1/30 at 100.00 AA+   3,618,538
5,595 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2021D, 2.000%, 7/01/36
7/30 at 100.00 AA+   4,566,695
5,045 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2021F, 2.000%, 7/01/36
1/31 at 100.00 AA+   4,048,764
8,390 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2021H, 2.150%, 7/01/36
1/31 at 100.00 AA+   7,339,656
3,285 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Social Series 2022A, 2.600%, 7/01/37
7/31 at 100.00 AA+   2,841,262
4,315 Minnesota Rural Water Finance Authority, Public Projects Construction
Notes, Series 2022, 2.625%, 12/01/23
5/23 at 100.00 N/R   4,284,148
Total Minnesota 61,940,561
Mississippi - 0.8%
2,000 Jackson County, Mississippi, General Obligation Bonds, Water System
Variable Rate, Refunding Series 1994, 2.750%, 11/01/24, (Mandatory
Put 8/01/23)
8/23 at 100.00 Aa2   2,000,000
7,500 Lowndes County, Mississippi, Solid Waste Disposal and Pollution
Control Revenue Bonds, International Paper Company Project,
Refunding Series 2022, 2.650%, 4/01/37, (Mandatory Put 4/01/27)
4/27 at 100.00 BBB   6,954,000
6,865 Mississippi Business Finance Corporation, Pollution Control Revenue,
Mississippi Power, Series 2002, 3.200%, 9/01/28
3/24 at 100.00 A-   6,869,325
1,000 Mississippi Home Corporation, Single Family Mortgage Revenue
Bonds, Series 2020A, 2.250%, 12/01/35
6/29 at 100.00 Aaa   840,990
615 Mississippi Home Corporation, Single Family Mortgage Revenue
Bonds, Series 2021A, 1.800%, 12/01/35
6/30 at 100.00 Aaa   484,349
9,750 Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds,
Baptist Memorial Healthcare, Refunding Series 2020A-1, 5.000%,
9/01/44, (Mandatory Put 9/01/25)
3/25 at 100.00 BBB+   10,124,790
15,000 Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds,
Baptist Memorial Healthcare, Refunding Series 2020A-2, 3.150%,
9/01/36, (Mandatory Put 8/30/23)
No Opt. Call BBB+   14,986,650
3,680 Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds,
Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24
No Opt. Call BBB+   3,762,911
3,395 Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds,
North Mississippi Health Services, Series 2020-II, 5.000%, 10/01/40,
(Mandatory Put 3/01/27)
12/26 at 100.00 AA   3,621,650
Mississippi State, Gaming Tax Revenue Bonds, Series
2019A:
250 5.000%, 10/15/23 No Opt. Call A+   252,780
205 5.000%, 10/15/24 No Opt. Call A+   211,664

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Mississippi (continued)
$ 1,245 5.000%, 10/15/25 No Opt. Call A+   $ 1,307,412
Total Mississippi 51,416,521
Missouri - 1.2%
755 Branson Industrial Development Authority, Missouri, Tax Increment
Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding
Series 2017A, 4.000%, 11/01/23
No Opt. Call N/R   752,403
5,260 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Refunding Series
1998A, 2.900%, 9/01/33
7/27 at 102.00 A   5,058,595
11,000 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Series 1998B,
2.900%, 9/01/33
7/27 at 102.00 A   10,578,810
5,195 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Series 1998C,
2.750%, 9/01/33
6/27 at 102.00 A   4,992,499
1,320 Missouri Health and Educational Facilities Authority, Educational
Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series
2013, 5.000%, 5/01/23
No Opt. Call BBB-   1,321,782
10,065 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, BJC Health System, Series 2021B, 4.000%, 5/01/51,
(Mandatory Put 5/01/26)
No Opt. Call AA   10,417,577
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue Bonds, SSM Health Care, Series
2022A:
1,150 5.000%, 6/01/25 No Opt. Call AA-   1,201,106
1,600 5.000%, 6/01/26 No Opt. Call AA-   1,709,200
1,320 5.000%, 6/01/27 No Opt. Call AA-   1,437,625
755 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2019C, 2.500%, 11/01/34
5/29 at 100.00 AA+   670,734
1,065 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2021A, 1.950%, 11/01/36
5/30 at 100.00 AA+   778,270
1,890 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2021B, 1.800%, 11/01/36
5/30 at 100.00 AA+   1,463,011
Missouri Joint Municipal Electric Utility Commission,
Power Project Revenue Bonds, Plum Point Project,
Refunding Series 2014A:
2,420 5.000%, 1/01/25 No Opt. Call A   2,512,178
5,100 5.000%, 1/01/26 1/25 at 100.00 A   5,288,955
20,000 Missouri Public Utilities Commission, Interim Construction Notes, Series
2022, 0.750%, 8/01/23
4/23 at 100.00 N/R   19,809,400
Saint Charles County Francis Howell School District,
Missouri, General Obligation Bonds, Series 2020:
2,055 4.000%, 3/01/30 3/28 at 100.00 AA   2,190,054
1,480 4.000%, 3/01/31 3/28 at 100.00 AA   1,572,722
9,385 Saint Louis Board of Education, Missouri, General Obligation Bonds,
Refunding Series 2022, 4.000%, 4/01/24 - BAM Insured
No Opt. Call AA   9,497,151
1,085 Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis
International Airport, Refunding Series 2015, 5.000%, 7/01/23
No Opt. Call A2   1,090,870

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
176
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 855 Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis
International Airport, Refunding Series 2023B, 5.000%, 7/01/24,
(AMT)
No Opt. Call A2   $ 873,605
Total Missouri 83,216,547
Montana - 0.5%
31,390 Forsyth, Rosebud County, Montana, Pollution Control Revenue
Refunding Bonds, Northwestern Corporation Colstrip Project, Series
2016, 2.000%, 8/01/23
No Opt. Call A-   31,269,462
Lewis and Clark County School District 9 East Helena,
Montana, General Obligation Bonds, School Building
Series 2018:
1,000 5.000%, 7/01/27 No Opt. Call A+   1,101,820
1,055 5.000%, 7/01/28 No Opt. Call A+   1,184,259
1,335 5.000%, 7/01/29 7/28 at 100.00 A+   1,502,142
750 Montana Board of Housing, Single Family Mortgage Bonds, Series
2021A-1, 1.850%, 12/01/36
6/30 at 100.00 AA+   607,290
500 Montana Board of Housing, Single Family Mortgage Bonds, Series
2021B, 1.850%, 12/01/36
12/30 at 100.00 AA+   379,725
Total Montana 36,044,698
National - 0.0%
2,722 Freddie Mac Multi-Family ML Certificates, Series ML 05, Series 2019A,
3.400%, 1/25/36 2019 1
No Opt. Call AA+   2,564,973
Total National 2,564,973
Nebraska - 0.7%
8,000 Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds,
Series 2018A, 5.000%, 3/01/50, (Mandatory Put 1/01/24)
10/23 at 100.43 A2   8,056,320
4,545 Central Plains Energy Project, Nebraska, Gas Project Revenue Bonds,
Project 5, Series 2022-1, 5.000%, 5/01/53, (Mandatory Put 10/01/29)
7/29 at 100.22 A2   4,707,347
4,890 Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds,
Refunding Series 2019, 4.000%, 12/01/49, (Mandatory Put 8/01/25)
5/25 at 100.50 Aa1   4,904,866
815 Douglas County Hospital Authority 2, Nebraska, Health Facilities
Revenue Bonds, Children's Hospital Obligated Group, Series 2020B,
5.000%, 11/15/53, (Mandatory Put 11/15/25)
8/25 at 100.00 AA-   849,499
1,590 Douglas County School District 17 Millard, Nebraska, General
Obligation Bonds, Series 2020, 5.000%, 12/15/30
No Opt. Call AA   1,893,372
1,915 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2019D, 2.600%, 9/01/34
3/29 at 100.00 AA+   1,728,345
8,620 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2020A, 2.350%, 9/01/35
3/29 at 100.00 AA+   7,578,101
2,455 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2021A, 1.850%, 9/01/35
3/30 at 100.00 AA+   1,868,500
3,555 Nebraska Investment Finance Authority, Single Family Housing Revenue
Bonds, Series 2021C, 2.100%, 9/01/36
9/30 at 100.00 AA+   2,860,033
Omaha, Nebraska, General Obligation Bonds, Various
Purpose and Refunding Bonds, Series 2021:
1,170 5.000%, 4/15/24 No Opt. Call AA+   1,199,133
800 5.000%, 4/15/26 No Opt. Call AA+   862,288
1,630 Sarpy County School District 037 Gretna Public Schools, Nebraska,
General Obligation Bonds, Series 2022B, 5.000%, 12/15/27
12/25 at 100.00 AA-   1,733,701

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Nebraska (continued)
$ 6,450 Washington County, Nebraska, Wastewater and Solid Waste Disposal
Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand
Series 2012, 0.900%, 9/01/30, (AMT), (Mandatory Put 9/01/25)
No Opt. Call A   $ 6,107,247
Total Nebraska 44,348,752
Nevada - 1.3%
8,640 Clark County School District, Nevada, General Obligation Bonds,
Limited Tax Building Series 2018B, 5.000%, 6/15/25
No Opt. Call A+   9,082,886
1,000 Clark County School District, Nevada, General Obligation Bonds,
Limited Tax Building Series 2020A, 3.000%, 6/15/24 - AGM Insured
No Opt. Call AA   1,005,030
Clark County, Nevada, Airport Revenue Bonds, Junior
Subordinate Lien Notes Series 2021B:
1,925 5.000%, 7/01/23, (AMT) No Opt. Call A1   1,933,008
2,050 5.000%, 7/01/24, (AMT) No Opt. Call A1   2,094,608
6,380 5.000%, 7/01/27, (AMT) No Opt. Call A1   6,816,966
19,325 Clark County, Nevada, Airport Revenue Bonds, Refunding Subordinate
Lien Series 2019D, 5.000%, 7/01/26
No Opt. Call Aa3   20,866,749
3,700 Clark County, Nevada, Highway Revenue Bonds, Indexed Fuel Tax &
Motor Vehicle Fuel Tax Series 2021, 5.000%, 7/01/25
No Opt. Call AA-   3,898,061
3,500 Clark County, Nevada, Pollution Control Revenue Bonds, Nevada
Power Company Project, Refunding Series 2017, 3.750%, 1/01/36,
(Mandatory Put 3/31/26)
3/26 at 100.00 A+   3,533,530
26,110 Director of Nevada State Department of Business and Industry,
Revenue Bonds, Brightline West Passenger Rail Project, Series 2020A,
3.700%, 1/01/50, (AMT), (Mandatory Put 1/31/24)
5/23 at 100.00 N/R   26,136,110
Las Vegas Convention and Visitors Authority, Nevada,
Revenue Bonds, Refunding Series 2017B:
840 5.000%, 7/01/23 No Opt. Call Aa3   844,108
950 5.000%, 7/01/25 No Opt. Call Aa3   996,616
2,275 Nevada Housing Division, Multi-Unit Housing Revenue Bonds,
Wood Creek Apartments Project, Series 2022, 5.000%, 12/01/25,
(Mandatory Put 12/01/24)
12/24 at 100.00 Aaa   2,330,829
Nevada Housing Division, Single Family Housing
Mortgage Revenue Bonds, Refunding Series 2021A:
1,970 1.850%, 10/01/33 10/30 at 100.00 AA+   1,742,150
1,970 2.000%, 10/01/36 10/30 at 100.00 AA+   1,662,404
3,000 Nevada Housing Division, Single Family Housing Mortgage Revenue
Bonds, Refunding Series 2021B, 2.200%, 10/01/36
10/30 at 100.00 AA+   2,563,560
65 Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement
District 1 Legends at Sparks Marina, Refunding Senior Series 2019A,
2.500%, 6/15/24, 144A
No Opt. Call Ba1   63,476
Total Nevada 85,570,091
New Hampshire - 0.3%
8,420 National Finance Authority, New Hampshire, Pollution Control Revenue
Bonds, New York State Electric & Gas Corporation Project, Refunding
Series 2022A, 4.000%, 12/01/28, (AMT)
No Opt. Call A-   8,596,146
13,115 New Hampshire Business Finance Authority, Pollution Control Revenue
Bonds, United Illuminating Company, Refunding Series 2003A,
2.800%, 10/01/33, (Mandatory Put 10/02/23)
No Opt. Call A   13,093,754
Total New Hampshire 21,689,900

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
178
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey - 3.4%
$ 10,299 Cherry Hill Township, Camden County, New Jersey, General Obligation
Bonds, Bond Anticipation Note Series 2022, 5.000%, 10/23/23
No Opt. Call N/R   $ 10,419,178
6,730 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue
Bonds, Refunding Series 2018B, 5.000%, 1/01/24
No Opt. Call A+   6,842,593
Delran Township, New Jersey, General Obligation
Bonds, Series 2019:
1,000 2.000%, 10/15/27 No Opt. Call AA   956,350
1,000 2.000%, 10/15/28 No Opt. Call AA   946,140
1,000 2.000%, 10/15/29 No Opt. Call AA   933,290
810 Gloucester County Pollution Control Financing Authority, New Jersey,
Pollution Control Revenue Bonds, Logan Project, Refunding Series
2014A, 5.000%, 12/01/24, (AMT), (ETM)
No Opt. Call N/R  (4) 821,526
Gloucester Township, New Jersey, General Obligation
Bonds, Series 2019:
3,640 2.000%, 2/01/26 - BAM Insured No Opt. Call AA   3,485,591
3,975 2.000%, 2/01/27 - BAM Insured No Opt. Call AA   3,765,995
570 Hudson County Improvement Authority, New Jersey, County Secured
Lease Revenue Bonds, Hudson County Courthouse Project, Series
2020, 4.000%, 10/01/25
No Opt. Call AA   590,212
400 Middlesex County Improvement Authority, New Jersey, County
Guaranteed Capital Equipment & Improvement Bonds, Series 2022,
5.000%, 9/15/25
No Opt. Call AAA   424,832
5,065 New Jersey Economic Development Authority, New Jersey, Transit
Transportation Project Revenue Bonds, Series 2020A, 5.000%,
11/01/29
No Opt. Call A3   5,669,204
5,960 New Jersey Economic Development Authority, Revenue Bonds, Motor
Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%,
7/01/30
7/27 at 100.00 Baa3   5,823,218
10,545 New Jersey Economic Development Authority, Revenue Bonds,
Municipal Rehabilitation, Refunding Series 2019A, 5.250%, 4/01/25
No Opt. Call BBB+   10,969,858
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Series 2005N-1:
3,830 5.500%, 9/01/23 - NPFG Insured No Opt. Call A3   3,868,070
2,995 5.500%, 9/01/27 - NPFG Insured No Opt. Call A3   3,331,518
3,145 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Series 2016AAA, 5.000%, 6/15/26
No Opt. Call A3   3,347,444
6,135 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Series 2018EEE, 5.000%, 6/15/33, (Pre-refunded
12/15/28)
12/28 at 100.00 A3  (4) 7,040,219
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Social Series 2021QQQ:
245 5.000%, 6/15/23 No Opt. Call A3   245,929
300 5.000%, 6/15/24 No Opt. Call A3   306,996
575 5.000%, 6/15/25 No Opt. Call A3   600,334
2,000 New Jersey Economic Development Authority, School Facilities
Construction Financing Program Bonds, Refunding Series 2012II,
5.000%, 3/01/25
4/23 at 100.00 A3   2,002,440
2,300 New Jersey Economic Development Authority, Special Facilities
Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%,
9/15/29, (AMT)
5/23 at 101.00 BB-   2,304,324
4,950 New Jersey Economic Development Authority, Water Facilities Revenue
Bonds, New Jersey-American Water Company Inc. Project, Refunding
Series 2020B, 1.200%, 11/01/34, (AMT), (Mandatory Put 6/01/23)
No Opt. Call A+   4,932,081

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
$ 2,500 New Jersey Economic Development Authority, Water Facilities Revenue
Bonds, New Jersey-American Water Company Inc. Project, Refunding
Series 2020C, 1.150%, 6/01/23, (AMT)
No Opt. Call A+   $ 2,490,275
9,180 New Jersey Economic Development Authority, Water Facilities Revenue
Bonds, New Jersey-American Water Company Inc. Project, Refunding
Series 2020E, 0.850%, 12/01/25, (AMT)
No Opt. Call A+   8,389,327
2,600 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Inspira Health Obligated Group Issue, Refunding Series 2016A,
5.000%, 7/01/29
7/26 at 100.00 AA-   2,750,280
4,875 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
RWJ Barnabas Health Obligated Group, Term Series 2019B-2,
5.000%, 7/01/42, (Mandatory Put 7/01/25)
4/25 at 100.85 AA-   5,106,611
New Jersey Housing and Mortgage Finance Agency,
Multifamily Revenue Bonds, Series 2021B:
3,500 0.650%, 5/01/24 No Opt. Call AA-   3,413,200
6,335 0.750%, 11/01/24 No Opt. Call AA-   6,121,067
New Jersey Housing and Mortgage Finance Agency,
Single Family Housing Revenue Bonds, Social Series
2022I:
2,515 2.650%, 10/01/24 No Opt. Call AA   2,505,217
2,915 2.750%, 4/01/25 No Opt. Call AA   2,902,844
New Jersey Infrastructure Bank, Environmental
Infrastructure Bonds, Green Series 2021A-1:
4,125 5.000%, 9/01/24 No Opt. Call AAA   4,268,674
4,295 5.000%, 9/01/25 No Opt. Call AAA   4,559,915
New Jersey State, General Obligation Bonds, Covid-19
Emergency Series 2020A:
2,075 5.000%, 6/01/24 No Opt. Call A2   2,132,540
8,970 5.000%, 6/01/25 No Opt. Call A2   9,434,108
2,970 5.000%, 6/01/26 No Opt. Call A2   3,202,610
1,085 4.000%, 6/01/30 No Opt. Call A2   1,198,741
1,035 4.000%, 6/01/31 No Opt. Call A2   1,152,793
New Jersey Transportation Trust Fund Authority, Federal
Highway Reimbursement Revenue Notes, Series 2018A:
4,370 5.000%, 6/15/24 No Opt. Call A+   4,482,309
5,220 5.000%, 6/15/28 6/26 at 100.00 A+   5,550,270
3,070 5.000%, 6/15/29 6/26 at 100.00 A+   3,260,616
12,185 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019A, 5.000%, 12/15/25
No Opt. Call A3   12,865,532
3,645 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019BB, 5.000%, 6/15/32
12/28 at 100.00 A3   4,018,941
Newark Board of Education, Essex County, New Jersey,
General Obligation Bonds, School Energy Savings Series
2021:
350 5.000%, 7/15/23 No Opt. Call BBB+   352,261
500 5.000%, 7/15/24 No Opt. Call BBB+   513,340
1,120 Salem County Pollution Control Financing Authority, New Jersey,
Pollution Control Revenue Bonds, Chambers Project, Refunding
Series 2014A, 5.000%, 12/01/23, (AMT), (ETM)
No Opt. Call N/R  (4) 1,130,203
3,200 Salem County Pollution Control Financing Authority, New Jersey,
Pollution Control Revenue Bonds, Philadelphia Electric Company
Project Series 1993A, 4.450%, 3/01/25, (AMT) (WI/DD, Settling
4/03/23)
No Opt. Call BBB   3,200,000

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
180
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
Tobacco Settlement Financing Corporation, New Jersey,
Tobacco Settlement Asset-Backed Bonds, Series 2018A:
$ 1,500 5.000%, 6/01/23 No Opt. Call A   $ 1,503,495
9,420 5.000%, 6/01/24 No Opt. Call A   9,578,633
6,210 5.000%, 6/01/25 No Opt. Call A   6,415,675
10,190 5.000%, 6/01/26 No Opt. Call A   10,721,103
500 5.000%, 6/01/27 No Opt. Call A   534,265
9,545 5.000%, 6/01/29 6/28 at 100.00 A   10,353,175
2,005 4.000%, 6/01/37 6/28 at 100.00 A-   2,019,416
125 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27
No Opt. Call A   124,987
6,795 Toms River Board of Education, Ocean County, New Jersey, General
Obligation Bonds, Regional Schools Series 2019, 2.250%, 7/15/28
7/26 at 100.00 AA-   6,561,116
6,710 Union County, New Jersey, General Obligation Bonds, Series 2018,
3.000%, 3/01/28
9/25 at 100.00 Aaa   6,733,888
Total New Jersey 229,174,769
New Mexico - 1.0%
13,570 Farmington, New Mexico, Pollution Control Revenue Bonds, Public
Service Company of New Mexico San Juan Project, Refunding Series
2010A, 0.875%, 6/01/40, (Mandatory Put 10/01/26)
No Opt. Call BBB   12,117,196
10,000 Farmington, New Mexico, Pollution Control Revenue Bonds, Public
Service Company of New Mexico San Juan Project, Refunding Series
2010B, 3.000%, 6/01/40, (Mandatory Put 6/01/24)
No Opt. Call BBB   9,928,600
New Mexico Finance Authority, State Transportation
Revenue Bonds, State Transportation
Commission  Refunding Senior Lien, Series 2022A:
16,320 5.000%, 6/15/25 No Opt. Call AA+   17,210,256
11,825 5.000%, 6/15/26 No Opt. Call AA+   12,804,583
1,695 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2019D, 2.800%, 7/01/34
1/29 at 100.00 Aaa   1,605,996
1,990 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2021A, 1.950%, 7/01/36
7/30 at 100.00 Aaa   1,604,855
985 New Mexico Mortgage Finance Authority, Single Family Mortgage
Program Bonds, Class 1 Series 2021C, 1.875%, 7/01/36
7/30 at 100.00 Aaa   777,874
6,640 New Mexico Municipal Energy Acquisition Authority, Gas Supply
Revenue Bonds, Refunding & Acquisition Sub-Series 2019A, 5.000%,
11/01/39, (Mandatory Put 5/01/25)
2/25 at 100.73 Aa1   6,820,542
San Juan County, New Mexico, Gross Receipts Tax
Revenue Bonds, Refunding Series 2015A:
1,565 5.000%, 6/15/23 No Opt. Call A+   1,571,714
1,625 5.000%, 6/15/24 No Opt. Call A+   1,667,737
1,690 5.000%, 6/15/25 No Opt. Call A+   1,774,770
1,760 5.000%, 6/15/26 6/25 at 100.00 A+   1,844,058
601 Winrock Town Center Tax Increment Development District 1,
Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds,
Senior Lien Series 2022, 3.750%, 5/01/28, 144A
No Opt. Call N/R   566,124
Total New Mexico 70,294,305
New York - 7.8%
10,000 Chautauqua County Capital Resource Corporation, New York, Facilities
Revenue Bonds, NRG Energy Project Refunding Series 2020, 4.250%,
4/01/42, (Mandatory Put 4/03/28) (WI/DD, Settling 4/03/23)
No Opt. Call BBB-   10,061,000
1,725 Dormitory Authority of the State of New York, Revenue Bonds,
Montefiore Obligated Group, Series 2020A, 5.000%, 9/01/27
No Opt. Call BBB-   1,760,190

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 5,000 Dormitory Authority of the State of New York, Revenue Bonds,
Northwell Healthcare Inc, Series 2019B-1, 1.800%, 5/01/48,
(Mandatory Put 11/01/28)
5/28 at 100.00 A-   $ 4,674,850
500 Dormitory Authority of the State of New York, Revenue Bonds,
Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48,
(Mandatory Put 5/01/26)
11/25 at 100.00 A-   524,805
530 Dormitory Authority of the State of New York, Revenue Bonds, NYU
Hospitals Center, Series 2014, 5.000%, 7/01/23
No Opt. Call A+   532,788
2,000 Dormitory Authority of the State of New York, Revenue Bonds, Orange
Regional Medical Center Obligated Group, Series 2017, 5.000%,
12/01/23, 144A
No Opt. Call BBB-   2,008,100
Dormitory Authority of the State of New York, Revenue
Bonds, Rochester Institute of Technology, Series
2020A.  Forward Delivery:
1,010 5.000%, 7/01/24 No Opt. Call A1   1,037,583
1,015 5.000%, 7/01/25 No Opt. Call A1   1,072,074
18,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series
2020A, 5.000%, 3/15/25, (ETM)
No Opt. Call Aa1  (4) 18,879,300
Dormitory Authority of the State of New York, State
Personal Income Tax Revenue Bonds, General Purpose,
Series 2019D:
8,340 5.000%, 2/15/27, (ETM) No Opt. Call N/R  (4) 9,168,245
405 5.000%, 2/15/27 No Opt. Call Aa1   445,253
10,000 Grand Island, New York, General Obligation Bonds, Refunding Public
Improvement Series 2022, 4.000%, 10/06/23
No Opt. Call N/R   10,060,600
4,310 Long Island Power Authority, New York, Electric System General
Revenue Bonds, Mandatory Tender Series 2020B, 0.850%, 9/01/50,
(Mandatory Put 9/01/25)
3/25 at 100.00 A   4,064,589
11,850 Long Island Power Authority, New York, Electric System General
Revenue Bonds, Notes Series 2021, 1.000%, 9/01/25
9/23 at 100.00 A   11,156,301
Long Island Power Authority, New York, Electric System
General Revenue Bonds, Series 2000A:
730 0.000%, 6/01/23 - AGM Insured, (ETM) No Opt. Call AA  (4) 726,715
620 0.000%, 6/01/23 - AGM Insured No Opt. Call AA   617,222
5,020 Metropolitan Transportation Authority, New York, Dedicated Tax Fund
Bonds, Climate Bond Certified, Refunding Green Series 2016B-2,
5.000%, 11/15/32
11/26 at 100.00 AA   5,415,275
1,390 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Refunding Green Climate Certified Series 2017B,
5.000%, 11/15/23
No Opt. Call A3   1,406,041
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Refunding Green
Climate Certified Series 2017C-1:
1,195 5.000%, 11/15/24 No Opt. Call A3   1,229,524
5,000 5.000%, 11/15/26 No Opt. Call A3   5,308,300
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Refunding Green
Climate Certified Series 2020E:
1,500 5.000%, 11/15/30 No Opt. Call A3   1,644,870
2,250 5.000%, 11/15/32 11/30 at 100.00 A3   2,491,267
10,850 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2015C-1, 5.250%, 11/15/29
11/25 at 100.00 A3   11,312,535

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
182
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 6,100 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Variable Rate Demand Obligations, Series 2005D-1,
3.566%, 11/01/35, (Mandatory Put 4/01/24) (SOFR*0.67% reference rate + 0.330% spread) (5)
1/24 at 100.00 A3   $ 6,048,028
Nassau County Local Economic Assistance Corporation,
New York, Revenue Bonds, Catholic Health Services of
Long Island Obligated Group Project, Series 2014B:
2,010 5.000%, 7/01/23 No Opt. Call A-   2,018,362
1,075 5.000%, 7/01/24 No Opt. Call A-   1,098,134
685 5.000%, 7/01/25 7/24 at 100.00 A-   700,981
1,065 5.000%, 7/01/26 7/24 at 100.00 A-   1,091,050
1,500 5.000%, 7/01/27 7/24 at 100.00 A-   1,536,840
10,200 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Sustainable Development
Green Bond 2021K-2, 0.900%, 11/01/60, (Mandatory Put 1/01/26)
10/24 at 100.00 AA+   9,450,096
5,760 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Sustainable Neighborhood
Green Series 2020D-1B, 2.000%, 11/01/35
5/28 at 100.00 AA+   4,676,832
2,705 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Sustainable Neighborhood
Green Series 2020D-2, 0.700%, 5/01/60, (Mandatory Put 11/01/24)
4/23 at 100.00 AA+   2,565,692
New York City Housing Development Corporation, New
York, Multifamily Housing Revenue Bonds, Sustainable
Neighborhood Series 2019A-3A:
3,670 3.450%, 11/01/34 2/27 at 100.00 AA+   3,616,492
10,140 1.125%, 5/01/60, (Mandatory Put 11/01/24) 4/23 at 100.00 AA+   9,757,519
3,010 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Sustainable Neighborhood
Series 2019G-1B, 2.550%, 11/01/34
5/27 at 100.00 AA+   2,671,977
1,080 New York City Industrial Development Agency, New York, Civic Facility
Revenue Bonds, The Churchill School and Center for Learning
Disabilities Inc., Short Term Auction Rate Series 1999, 2.250%,
10/01/29 - AGM Insured
No Opt. Call AA   1,021,151
New York City Industrial Development Agency, New
York, PILOT Payment in Lieu of Taxes Revenue Bonds,
Queens Baseball Stadium Project, Refunding Series
2021A:
1,000 5.000%, 1/01/24 - AGM Insured No Opt. Call AA   1,015,100
1,000 5.000%, 1/01/25 - AGM Insured No Opt. Call AA   1,036,360
1,000 5.000%, 1/01/26 - AGM Insured No Opt. Call AA   1,058,820
8,845 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal 2021 Subseries A, 5.000%,
11/01/28
No Opt. Call AAA   10,128,498
New York City Transitional Finance Authority, New York,
Future Tax Secured Bonds, Subordinate Fiscal Series
2023B-1:
7,525 5.000%, 11/01/24 No Opt. Call AAA   7,808,918
2,100 5.000%, 11/01/25 No Opt. Call AAA   2,237,529
14,120 New York City, New York, General Obligation Bonds, Fiscal 2008 Series
J-4, 5.000%, 8/01/24
No Opt. Call Aa2   14,573,817
27,500 New York City, New York, General Obligation Bonds, Fiscal 2020 Series
C-1, 5.000%, 8/01/27
No Opt. Call AA   30,592,925
750 New York City, New York, General Obligation Bonds, Fiscal 2021 Series
A-1, 5.000%, 8/01/25
No Opt. Call AA   795,157

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 10,000 New York City, New York, General Obligation Bonds, Fiscal 2022 Series
B-1, 5.000%, 8/01/25
No Opt. Call AA   $ 10,602,100
3,750 New York City, New York, General Obligation Bonds, Fiscal 2023 Series
C, 5.000%, 8/01/25
No Opt. Call AA   3,975,787
4,000 New York City, New York, General Obligation Bonds, Fiscal 2023 Series
D, 5.000%, 8/01/25
No Opt. Call AA   4,240,840
5,000 New York State Energy Research and Development Authority, Pollution
Control Revenue Bonds, Rochester Gas and Electric Corporation,
Series 2004A, 2.875%, 5/15/32, (Mandatory Put 7/01/25)
No Opt. Call A   5,007,250
45,000 New York State Energy Research and Development Authority, Pollution
Control Revenue Bonds, Rochester Gas and Electric Corporation,
Series 2004B, 3.000%, 5/15/32, (AMT), (Mandatory Put 7/01/25)
No Opt. Call A   45,186,300
3,000 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Climate Bond Certified/Green Bond Series 2018I, 2.700%,
11/01/23
8/22 at 100.00 Aa2   2,995,350
6,890 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Climate Bond Certified/Sustainability Green Series 2020J,
0.750%, 5/01/25
4/23 at 100.00 Aa2   6,437,396
15,690 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Climate Bond Certified/Sustainability Green Series 2020L-2,
0.750%, 11/01/25
4/23 at 100.00 Aa2   14,499,913
New York State Housing Finance Agency, Affordable
Housing Revenue Bonds, Climate Bond Certified/
Sustainability Green Series 2021J-2:
5,845 1.000%, 11/01/61, (Mandatory Put 11/01/26) 9/23 at 100.00 Aa2   5,367,230
5,000 1.100%, 11/01/61, (Mandatory Put 5/01/27) 6/24 at 100.00 Aa2   4,546,200
10,055 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Green Series 2022A-2, 2.500%, 11/01/60, (Mandatory Put
5/01/27)
3/24 at 100.00 Aa2   9,746,915
8,065 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Refunding Series 2019C, 3.500%, 11/01/34
5/28 at 100.00 Aa2   7,947,735
4,185 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Refunding Series 2020H, 2.100%, 11/01/35
5/29 at 100.00 Aa2   3,355,659
9,485 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 223, 2.650%, 10/01/34
10/28 at 100.00 Aa1   8,440,132
2,415 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 225, 2.000%, 10/01/35
10/29 at 100.00 Aa1   1,907,681
3,460 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Series 227, 2.100%, 10/01/35
10/29 at 100.00 Aa1   2,811,008
New York State Mortgage Agency, Homeowner
Mortgage Revenue Bonds, Series 231:
3,425 2.000%, 10/01/33 4/30 at 100.00 Aa1   2,908,133
9,990 2.200%, 10/01/36 4/30 at 100.00 Aa1   7,764,628
4,640 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Social Series 239, 2.200%, 10/01/36
10/30 at 100.00 Aa1   3,606,394
16,400 New York State Mortgage Agency, Homeowner Mortgage Revenue
Bonds, Social Series 242, 2.950%, 10/01/37
4/31 at 100.00 Aa1   14,144,672
6,000 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Refunding Series 2016, 5.000%, 8/01/26,
(AMT)
4/23 at 100.00 B   6,004,020

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
184
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
New York Transportation Development Corporation,
New York, Special Facility Revenue Bonds, Terminal 4
John F Kennedy International Airport Project, Series
2022:
$ 5,000 5.000%, 12/01/27, (AMT) No Opt. Call Baa1   $ 5,341,850
2,000 5.000%, 12/01/28, (AMT) No Opt. Call Baa1   2,164,720
2,000 5.000%, 12/01/29, (AMT) No Opt. Call Baa1   2,182,960
3,015 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals
C&D Redevelopment Project, Series 2020, 4.000%, 10/01/30, (AMT)
No Opt. Call Baa3   2,960,519
Oyster Bay, Nassau County, New York, General
Obligation Bonds, Refunding Public Improvement Series
2022:
1,000 5.000%, 8/01/25 - AGM Insured No Opt. Call AA   1,057,180
1,000 5.000%, 8/01/26 - AGM Insured No Opt. Call AA   1,085,880
1,000 5.000%, 8/01/27 - AGM Insured No Opt. Call AA   1,110,720
Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, Two Hundred Twenty-Six
Series 2021:
3,200 5.000%, 10/15/23, (AMT) No Opt. Call AA-   3,230,336
4,305 5.000%, 10/15/24, (AMT) No Opt. Call AA-   4,424,722
10,475 Saratoga County, New York, General Obligation Bonds, Anticipation
Notes Series 2022, 4.000%, 9/22/23
No Opt. Call N/R   10,516,130
Suffolk County Economic Development Corporation,
New York, Revenue Bonds, Catholic Health Services of
Long Island Obligated Group Project, Series 2014:
520 5.000%, 7/01/25 7/24 at 100.00 A-   532,132
500 5.000%, 7/01/27 7/24 at 100.00 A-   512,280
Suffolk Tobacco Asset Securitization Corporation, New
York, Tobacco Settlement Asset-Backed Bonds, Senior
Series 2021A-2:
1,170 5.000%, 6/01/24 No Opt. Call A   1,189,808
2,370 5.000%, 6/01/25 No Opt. Call A   2,445,603
2,220 5.000%, 6/01/26 No Opt. Call A   2,324,184
2,230 5.000%, 6/01/27 No Opt. Call A   2,358,493
425 Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Subordinate Series 2021B-1,
0.450%, 6/01/31
No Opt. Call A   421,404
2,450 Triborough Bridge and Tunnel Authority, New York, General Purpose
Revenue Bonds, Variable Rate Demand Obligation Series 2005B-3
& 2005B-4, 3.623%, 1/01/32, (Mandatory Put 2/01/24) (SOFR*0.67%
reference rate + 0.380% spread) (5)
11/23 at 100.00 AA-   2,431,306
Triborough Bridge and Tunnel Authority, New York,
General Revenue Bonds, MTA Bridges & Tunnels,
Refunding Series 2023A:
6,385 5.000%, 11/15/24 No Opt. Call AA-   6,642,443
5,000 5.000%, 11/15/25 No Opt. Call AA-   5,323,900
15,000 5.000%, 11/15/26 No Opt. Call AA-   16,402,950
23,830 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bond Anticipation Notes, Series 2022A, 5.000%, 8/15/24
No Opt. Call N/R   24,570,875
18,100 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, MTA Bridges and Tunnels, Senior Lien Green Climate Bond
Certified Series 2022E-1, 5.000%, 11/15/27
8/27 at 100.00 AA+   20,181,138
TSASC Inc., New York, Tobacco Settlement Asset-Backed
Bonds, Fiscal 2017 Series A:
3,335 5.000%, 6/01/23 No Opt. Call A   3,343,737

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 1,925 5.000%, 6/01/26 No Opt. Call A   $ 1,999,979
5,325 Westchester County Local Development Corporation, New York,
Revenue Bond, Purchase Senior Learning Community, Inc. Project,
Accd Inv, Series 2021SD, 2.875%, 7/01/26, 144A
No Opt. Call N/R   5,062,211
2,510 Yonkers, New York, General Obligation Bonds, Series 2012C, 3.000%,
8/15/23
No Opt. Call A+   2,513,338
Total New York 524,923,846
North Carolina - 0.9%
6,000 Charlotte, North Carolina, Water and Sewer System Revenue Bonds,
Refunding Series 2022A, 5.000%, 7/01/24
No Opt. Call AAA   6,182,460
3,800 Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care
Revenue Bonds, Doing Business as Atrium Health, Variable Rate
Series 2018C, 3.450%, 1/15/48, (Mandatory Put 10/31/25)
No Opt. Call AA-   3,843,624
5,000 Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care
Revenue Bonds, Doing Business as Atrium Health, Variable Rate
Series 2018E, 0.800%, 1/15/48, (Mandatory Put 10/31/25)
No Opt. Call Aa3   4,748,050
1,615 Columbus County Industrial Facilities and Pollution Control Financing
Authority, North Carolina, Recovery Zone Facility Bonds, International
Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34,
(Mandatory Put 6/16/25)
No Opt. Call BBB   1,505,551
10,800 Mecklenburg County, North Carolina, General Obligation Bonds,
School Series 2021, 5.000%, 3/01/27
No Opt. Call AAA   11,920,068
810 North Carolina Housing Finance Agency, Home Ownership Revenue
Bonds, 1998 Trust Agreement, Series 2019-42, 2.450%, 7/01/34
7/28 at 100.00 AA+   730,466
2,770 North Carolina Housing Finance Agency, Home Ownership Revenue
Bonds, 1998 Trust Agreement, Series 2020-43, 2.625%, 1/01/35
1/29 at 100.00 AA+   2,494,496
5,000 North Carolina Housing Finance Agency, Home Ownership Revenue
Bonds, 1998 Trust Agreement, Series 2021-47, 2.000%, 7/01/36
7/30 at 100.00 AA+   3,990,150
North Carolina Municipal Power Agency 1, Catawba
Electric Revenue Bonds, Refunding Series 2015A:
3,125 5.000%, 1/01/26 No Opt. Call A   3,331,000
4,470 5.000%, 1/01/27 1/26 at 100.00 A   4,767,568
8,950 North Carolina Turnpike Authority, Triangle Expressway System
Revenue Bonds, Bond Anticipation Bond Senior Lien Series 2020,
5.000%, 2/01/24, (ETM)
No Opt. Call BBB  (4) 9,109,131
5,000 Wake County, North Carolina, General Obligation Bonds, Public
Improvement Series 2023A, 5.000%, 5/01/25 (WI/DD, Settling
4/18/23)
No Opt. Call AAA   5,258,450
Total North Carolina 57,881,014
North Dakota - 0.7%
2,445 Bismarck, Burleigh County, North Dakota, General Obligation Bonds,
Refunding & Improvement Series 2020P, 4.000%, 5/01/24
No Opt. Call Aa1   2,481,773
8,450 Cass County Joint Water Reserve District, North Dakota, Temporary
Improvement  Special Assessment Bonds, Refunding Series 2021A,
0.480%, 5/01/24
5/23 at 100.00 Aa3   8,117,239
6,905 City of Horace, North Dakota, Temporary Refunding Improvement
Bonds, Series 2022A, 3.250%, 8/01/24
8/23 at 100.00 Baa2   6,814,475
Fargo, North Dakota, General Obligation Bonds,
Refunding Improvement Series 2021A:
1,085 5.000%, 5/01/23 No Opt. Call Aa2   1,086,974
1,140 5.000%, 5/01/24 No Opt. Call Aa2   1,170,005
1,200 5.000%, 5/01/25 No Opt. Call Aa2   1,261,428

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
186
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
North Dakota (continued)
$ 1,110 Fargo, North Dakota, General Obligation Bonds, Refunding
Improvement Series 2023A, 5.000%, 5/01/24
No Opt. Call Aa2   $ 1,139,215
Grand Forks, North Dakota, Health Care System Revenue
Bonds, Altru Health System Obligated Group, Series
2017A:
920 5.000%, 12/01/23 No Opt. Call Baa2   929,936
1,655 5.000%, 12/01/25 No Opt. Call Baa2   1,726,413
2,380 5.000%, 12/01/26 No Opt. Call Baa2   2,493,479
2,550 Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru
Health System Obligated Group, Series 2021, 5.000%, 12/01/27
No Opt. Call Baa2   2,693,948
Horace, Cass County, North Dakota, General Obligation
Bonds, Refunding Improvement Series 2021:
200 3.000%, 5/01/23 No Opt. Call Baa2   199,766
200 3.000%, 5/01/25 No Opt. Call Baa2   194,730
225 4.000%, 5/01/27 No Opt. Call Baa2   226,597
500 3.000%, 5/01/28 5/27 at 100.00 Baa2   474,780
400 3.000%, 5/01/29 5/27 at 100.00 Baa2   376,820
430 3.000%, 5/01/30 5/27 at 100.00 Baa2   401,147
355 3.000%, 5/01/32 5/27 at 100.00 Baa2   325,166
North Dakota Housing Finance Agency, Home Mortgage
Finance Program Bonds, Series 2019C:
6,185 2.800%, 7/01/32 7/28 at 100.00 Aa1   5,884,718
1,390 3.000%, 7/01/34 7/28 at 100.00 Aa1   1,290,657
2,500 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Series 2020A, 2.700%, 7/01/35
7/29 at 100.00 Aa1   2,364,275
3,250 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Series 2020B, 2.100%, 7/01/35
1/30 at 100.00 Aa1   2,687,458
3,600 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Series 2021A, 2.050%, 7/01/36
7/30 at 100.00 Aa1   2,891,304
2,540 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Social Series 2021B, 2.300%, 7/01/36
1/31 at 100.00 Aa1   2,116,506
700 University of North Dakota, Certificates of Participation, Housing
Infrastructure Project, Series 2021A, 5.000%, 6/01/24 - AGM Insured
No Opt. Call AA   717,787
Total North Dakota 50,066,596
Ohio - 4.4%
Buckeye Tobacco Settlement Financing Authority, Ohio,
Tobacco Settlement Asset-Backed Revenue Bonds,
Refunding Senior Lien Series 2020A-2 Class 1:
5,420 5.000%, 6/01/27 No Opt. Call A   5,766,392
13,810 5.000%, 6/01/28 No Opt. Call A   14,893,532
13,635 5.000%, 6/01/29 No Opt. Call A   14,845,243
7,680 5.000%, 6/01/30 No Opt. Call A   8,430,643
8,175 5.000%, 6/01/31 6/30 at 100.00 A   8,941,733
4,770 5.000%, 6/01/32 6/30 at 100.00 A   5,203,354
3,240 5.000%, 6/01/33 6/30 at 100.00 A-   3,523,759
1,230 5.000%, 6/01/34 6/30 at 100.00 A-   1,330,528
18,305 5.000%, 6/01/35 6/30 at 100.00 A-   19,648,038
2,745 5.000%, 6/01/36 6/30 at 100.00 A-   2,922,547
1,145 4.000%, 6/01/37 6/30 at 100.00 A-   1,132,268
3,355 4.000%, 6/01/38 6/30 at 100.00 A-   3,288,806
1,015 4.000%, 6/01/39 6/30 at 100.00 A-   983,596
Chillicothe, Ohio, Hospital Facilities Revenue Bonds,
Adena Health System Obligated Group Project,
Refunding & Improvement Series 2017:
1,225 5.000%, 12/01/24 No Opt. Call A-   1,263,269

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 1,000 5.000%, 12/01/25 No Opt. Call A-   $ 1,053,070
5,290 Columbus, Ohio, General Obligation Bonds, Various Purpose Series
2018A, 5.000%, 4/01/30
10/28 at 100.00 AAA   6,020,761
875 Cuyahoga Falls City School District, Summit County, Ohio, General
Obligation Bonds, School Improvement Series 2021, 3.000%,
12/01/23 - BAM Insured
No Opt. Call AA   876,846
1,000 Franklin County Convention Facilities Authority, Ohio, Excise Tax and
Lease Revenue Bonds, Columbus City & Franklin County Lessees,
Refunding Anticipation Series 2014, 5.000%, 12/01/23, (ETM)
No Opt. Call Aa2  (4) 1,015,920
1,065 Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati
Children's Hospital Medical Center, Refunding Series 2014S, 5.000%,
5/15/23
No Opt. Call AA   1,067,631
920 Indian Hill Exempted Village School District, Hamilton County,
Ohio, General Obligation Bonds, School Facilities Construction &
Improvement Series 2021, 4.000%, 12/01/26
No Opt. Call Aaa   973,691
1,000 Mahoning County, Ohio, General Obligation Bonds, Various Purpose
Notes, Series 2022, 4.000%, 8/31/23
No Opt. Call N/R   1,003,160
5,120 Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation
Project, Series 2009A, 5.700%, 8/01/23
No Opt. Call N/R   6,400
4,385 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009B, 3.100%, 9/01/23
No Opt. Call N/R   5,481
35,230 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series
2006A, 3.750%, 12/01/23 (7)
No Opt. Call N/R   44,038
1,015 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project,
Refunding Series 2010A, 3.125%, 7/01/33 (7)
No Opt. Call N/R   1,269
35 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2005B, 3.125%, 1/01/34 (7)
No Opt. Call N/R   44
2,525 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008B, 3.625%, 10/01/33 (7)
No Opt. Call N/R   3,156
10,660 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2005A,
2.100%, 1/01/29, (AMT), (Mandatory Put 10/01/24)
No Opt. Call BBB+   10,378,789
18,950 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2005B,
2.100%, 7/01/28, (AMT), (Mandatory Put 10/01/24)
No Opt. Call BBB+   18,450,099
1,000 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2005D,
2.100%, 10/01/28, (AMT), (Mandatory Put 10/01/24)
No Opt. Call BBB+   973,620
15,750 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2007A,
2.500%, 8/01/40, (AMT), (Mandatory Put 10/01/29)
No Opt. Call BBB+   13,980,645
10,000 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2007B,
2.500%, 11/01/42, (AMT), (Mandatory Put 10/01/29)
No Opt. Call BBB+   8,876,600
2,285 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2014A,
2.400%, 12/01/38, (Mandatory Put 10/01/29)
10/24 at 100.00 BBB+   2,021,517

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
188
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 11,860 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2014B,
2.600%, 6/01/41, (AMT), (Mandatory Put 10/01/29)
10/24 at 100.00 BBB+   $ 10,593,708
1,000 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2014C,
2.100%, 12/01/27, (AMT), (Mandatory Put 10/01/24)
No Opt. Call BBB+   973,620
6,600 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2014D,
1.900%, 5/01/26, (Mandatory Put 10/01/24)
No Opt. Call BBB+   6,406,950
20,250 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Dayton
Power & Light Company Project, Refunding Collateralized Series
2015A, 4.250%, 11/01/40, (AMT), (Mandatory Put 6/01/27)
No Opt. Call A3   20,434,882
10,680 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Duke
Energy Corporation Project, Refunding Series 2022A, 4.250%,
11/01/39, (AMT), (Mandatory Put 6/01/27)
No Opt. Call BBB   10,781,567
670 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt
Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, (AMT), 144A
No Opt. Call N/R   651,655
1,330 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34
3/28 at 100.00 Aaa   1,291,576
2,510 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2019B, 2.800%, 9/01/34
9/28 at 100.00 Aaa   2,298,909
1,470 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2020A, 2.500%, 9/01/35
3/29 at 100.00 Aaa   1,292,586
3,715 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2021A, 2.050%, 9/01/36
3/30 at 100.00 Aaa   3,055,067
2,940 Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds,
Mortgage-Backed Securities Program, Series 2021C, 2.250%, 9/01/36
9/30 at 100.00 Aaa   2,479,243
Ohio State, General Obligation Bonds, Conservation
Projects Refunding Series 2022A:
3,205 4.000%, 9/01/25 No Opt. Call AAA   3,324,258
1,730 4.000%, 9/01/26 No Opt. Call AAA   1,823,680
1,785 4.000%, 9/01/27 No Opt. Call AAA   1,907,326
Ohio State, General Obligation Bonds, Infrastructure
Improvement Series 2022A:
4,640 4.000%, 3/01/25 No Opt. Call AAA   4,770,941
1,500 4.000%, 3/01/26 No Opt. Call AAA   1,568,325
1,500 4.000%, 3/01/27 No Opt. Call AAA   1,591,035
Ohio State, General Obligation Bonds, Infrastructure
Improvement Series 2022B:
6,825 4.000%, 3/01/25 No Opt. Call AAA   7,017,601
2,000 4.000%, 3/01/26 No Opt. Call AAA   2,091,100
2,500 4.000%, 3/01/27 No Opt. Call AAA   2,651,725
Ohio State, General Obligation Bonds, Infrastructure
Improvement Series 2022C:
2,210 4.000%, 9/01/25 No Opt. Call AAA   2,292,234
1,645 4.000%, 9/01/26 No Opt. Call AAA   1,734,077
3,500 4.000%, 9/01/27 No Opt. Call AAA   3,739,855
Ohio State, General Obligation Bonds, Refunding
Common Schools Series 2022A:
4,000 4.000%, 6/15/25 No Opt. Call AAA   4,133,160
2,800 4.000%, 6/15/26 No Opt. Call AAA   2,946,132
3,750 4.000%, 6/15/27 No Opt. Call AAA   4,010,175
26,000 Ohio State, Hospital Revenue Bonds, University Hospitals Health
System, Inc., Series 2018D, 5.000%, 1/15/39, (Mandatory Put 9/15/23)
No Opt. Call A   26,215,540

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 285 Ohio State, Major New State Infrastructure Project Revenue Bonds,
Series 2021-1A, 5.000%, 12/15/24
No Opt. Call AA   $ 296,674
2,750 Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure
Commission, Infrastructure Projects, Refunding Junior Lien Forward
Delivery Series 2022A, 5.000%, 2/15/24
No Opt. Call Aa3   2,806,650
3,315 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Generating Corporation Project, Refunding Series 2006A,
3.000%, 5/15/49 (7)
No Opt. Call N/R   4,144
5,380 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2005B, 4.000%, 1/01/34 (7)
No Opt. Call N/R   6,725
1,175 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008B, 3.625%, 10/01/33
No Opt. Call N/R   1,469
7,135 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010A, 3.750%, 7/01/33 (7)
No Opt. Call N/R   8,919
120 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010C, 4.000%, 6/01/33
No Opt. Call N/R   150
2,245 Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation
Project, Series 2006B, 4.000%, 12/01/33 (7)
No Opt. Call N/R   2,806
4,940 Olentangy Local School District, Delaware and Franklin Counties,
Ohio, General Obligation Bonds, Refunding Series 2021A, 4.000%,
12/01/26
No Opt. Call AAA   5,228,298
1,070 Upper Arlington, Ohio, Special Obligation Income Tax Revenue Bonds,
Community Center Series 2023, 4.000%, 12/01/24 (WI/DD, Settling
4/18/23)
No Opt. Call AAA   1,094,246
Total Ohio 300,453,453
Oklahoma - 4.6%
Blaine County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Watonga Public Schools Project, Series 2022:
1,000 5.000%, 12/01/31 No Opt. Call A   1,135,130
1,015 5.000%, 12/01/32 No Opt. Call A   1,158,379
665 Bryan County School Finance Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Durant Public Schools Project,
Refunding Series 2020, 4.000%, 12/01/24
No Opt. Call A   678,307
Bryan County School Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Durant
Public Schools Project, Series 2020:
655 4.000%, 9/01/23 No Opt. Call A   658,196
1,220 4.000%, 9/01/25 No Opt. Call A   1,258,174
1,600 2.000%, 9/01/27 No Opt. Call A   1,528,848
3,000 Canadian County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Mustang Public Schools
Project, Refunding Series 2021, 3.000%, 9/01/23
No Opt. Call AA-   3,004,500
4,020 Canadian County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Mustang Public Schools
Project, Series 2017, 4.000%, 9/01/24
No Opt. Call AA-   4,090,229
2,415 Cherokee County, Oklahoma, Economic Development Authority,
Educational Facilities Lease Revenue Bonds, Tahlequah Public
Schools Project, Series 2022, 5.000%, 9/01/24
No Opt. Call A   2,486,895

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
190
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma (continued)
$ 6,610 Cleveland County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Moore Public Schools
Project, Series 2016, 5.000%, 6/01/23
No Opt. Call A+   $ 6,631,152
Cleveland County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Moore Public Schools Project, Series 2021:
7,015 4.000%, 6/01/26 No Opt. Call Aa3   7,286,270
9,230 4.000%, 6/01/27 No Opt. Call Aa3   9,703,591
1,330 Cleveland County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Noble Public Schools
Project, Series 2017, 5.000%, 9/01/29
9/27 at 100.00 A   1,465,381
Cleveland County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Norman Public Schools Project, Series 2019.:
6,645 5.000%, 6/01/24 No Opt. Call A+   6,802,353
6,810 5.000%, 6/01/25 No Opt. Call A+   7,137,425
4,830 Cleveland County Independent School District 2 Moore, Oklahoma,
General Obligation Bonds, Combined Purpose Series 2020, 1.500%,
3/01/24
No Opt. Call Aa2   4,748,904
Cleveland County Independent School District 2 Moore,
Oklahoma, General Obligation Bonds, Combined
Purpose Series 2022:
8,005 2.000%, 3/01/25 No Opt. Call Aa2   7,861,630
8,005 2.000%, 3/01/26 No Opt. Call Aa2   7,800,953
8,010 2.000%, 3/01/27 No Opt. Call Aa2   7,765,375
Cleveland County Independent School District 29
Norman, Oklahoma, General Obligation Bonds,
Combined Purpose Series 2022:
7,525 2.000%, 3/01/25 No Opt. Call Aa3   7,392,259
7,525 2.000%, 3/01/26 No Opt. Call Aa3   7,348,388
Clinton Public Works Authority,  Oklahoma, Educational
Facilities, Lease Revenue Bonds, Series 2022:
1,000 5.000%, 10/01/27 No Opt. Call A-   1,083,790
1,000 3.250%, 10/01/28 No Opt. Call A-   1,004,420
1,000 Comanche County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Elgin Public Schools
Project, Series 2017A, 5.000%, 12/01/24
No Opt. Call A   1,029,930
4,400 Cushing Educational Facilities Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Cushing Public Schools Project,
Series 2022, 5.000%, 9/01/28
No Opt. Call A-   4,884,968
2,175 Garfield County Educational Facilities Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Enid Public Schools Project, Series
2016A, 5.000%, 9/01/26
No Opt. Call A   2,326,010
Garvin County Educational Facilities Authority,
Oklahoma, Lease Revenue Bonds, Wynnewood Public
Schools Project, Series 2018:
385 5.000%, 9/01/24 No Opt. Call A-   393,886
310 5.000%, 9/01/25 No Opt. Call A-   322,974
200 5.000%, 9/01/26 No Opt. Call A-   212,414
450 5.000%, 9/01/27 No Opt. Call A-   486,238
510 5.000%, 9/01/29 9/28 at 100.00 A-   575,933
500 5.000%, 9/01/30 9/28 at 100.00 A-   564,735
1,100 5.000%, 9/01/31 9/28 at 100.00 A-   1,241,581
300 5.000%, 9/01/32 9/28 at 100.00 A-   338,322

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma (continued)
Grady County School Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Minco
Public Schools Project, Series 2018:
$ 1,305 5.000%, 9/01/31 9/28 at 100.00 A-   $ 1,425,895
1,000 5.000%, 9/01/32 9/28 at 100.00 A-   1,093,780
1,300 5.000%, 9/01/33 9/28 at 100.00 A-   1,419,496
Grady County School Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Tuttle Public
Schools Project, Series 2019:
630 4.000%, 9/01/25 No Opt. Call A+   647,930
790 4.000%, 9/01/27 No Opt. Call A+   829,295
765 4.000%, 9/01/29 No Opt. Call A+   815,658
Kay County Public Buildings Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Ponca City
Public Schools Project, Series 2022:
6,005 5.000%, 9/01/25 No Opt. Call A-   6,263,395
5,045 5.000%, 9/01/27 No Opt. Call A-   5,451,274
McClain County Economic Development Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Blanchard Public Schools Project, Series 2019:
460 4.000%, 9/01/23 No Opt. Call A   462,190
485 4.000%, 9/01/24 No Opt. Call A   492,459
920 4.000%, 9/01/25 No Opt. Call A   945,098
1,430 4.000%, 9/01/26 No Opt. Call A   1,484,483
600 4.000%, 9/01/27 No Opt. Call A   629,076
700 4.000%, 9/01/28 No Opt. Call A   739,606
725 4.000%, 9/01/29 No Opt. Call A   772,132
Okarche Economic Development Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Okarche
Public Schools Project, Series 2016:
1,100 5.000%, 9/01/27 9/26 at 100.00 A-   1,186,394
1,125 5.000%, 9/01/28 9/26 at 100.00 A-   1,211,839
4,640 Oklahoma City, Oklahoma, General Obligation Bonds, Series 2021,
2.000%, 3/01/24
No Opt. Call AAA   4,604,133
Oklahoma City, Oklahoma, General Obligation Bonds,
Series 2023:
5,760 5.000%, 3/01/25 (WI/DD, Settling 5/16/23) No Opt. Call AAA   6,038,035
5,860 5.000%, 3/01/26 (WI/DD, Settling 5/16/23) No Opt. Call AAA   6,285,553
Oklahoma County Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Jones
Public Schools Project, Series 2020:
590 4.000%, 9/01/26 No Opt. Call BBB+   610,733
1,000 4.000%, 9/01/27 No Opt. Call BBB+   1,047,620
1,000 4.000%, 9/01/28 No Opt. Call BBB+   1,051,450
1,000 4.000%, 9/01/29 No Opt. Call BBB+   1,060,200
1,000 4.000%, 9/01/30 No Opt. Call BBB+   1,064,590
1,000 4.000%, 9/01/31 9/30 at 100.00 BBB+   1,063,950
1,000 4.000%, 9/01/32 9/30 at 100.00 BBB+   1,059,250
Oklahoma County Finance Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Western
Heights Public Schools Project, Series 2018A:
1,275 5.000%, 9/01/23 No Opt. Call A   1,285,366
3,325 5.000%, 9/01/24 No Opt. Call A   3,419,330
13,000 Oklahoma County Independent School District 12 Edmond, General
Obligation Bonds, Combined Purpose Series 2022, 2.000%, 3/01/25
No Opt. Call AA+   12,679,160

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
192
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma (continued)
$ 5,000 Oklahoma County Independent School District 89 Oklahoma City,
Oklahoma, General Obligation Bonds, Combined Purpose Series
2023A, 3.000%, 7/01/26
No Opt. Call AA   $ 5,044,150
5,000 Oklahoma County, Oklahoma, General Obligation Bonds, Limited Tax
Series 2023, 4.000%, 5/01/25 (WI/DD, Settling 5/02/23)
No Opt. Call Aa1   5,130,300
Oklahoma Development Finance Authority, Health
System Revenue Bonds, OU Medicine Project, Series
2018B:
2,295 5.000%, 8/15/24 No Opt. Call BB-   2,277,948
1,895 5.000%, 8/15/25 No Opt. Call BB-   1,884,199
1,900 5.000%, 8/15/26 No Opt. Call BB-   1,886,016
3,675 5.000%, 8/15/27 No Opt. Call BB-   3,645,747
1,400 5.000%, 8/15/28 No Opt. Call BB-   1,387,582
350 5.000%, 8/15/29 8/28 at 100.00 0   345,428
350 Oklahoma Housing Finance Agency, Single Family Mortgage Revenue
Bonds, Homeownership Loan Program, Series 2020A, 2.650%,
9/01/35
3/29 at 100.00 Aaa   343,609
Pittsburg County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
McAlester Public Schools Project, Series 2021:
200 4.000%, 12/01/28 No Opt. Call A-   211,462
300 4.000%, 12/01/29 No Opt. Call A-   319,677
350 4.000%, 12/01/30 No Opt. Call A-   375,687
255 4.000%, 12/01/31 No Opt. Call A-   276,190
255 4.000%, 12/01/32 12/31 at 100.00 A-   276,027
Pontotoc County Educational Facilities Authority,
Oklahoma, Facilities Lease Revenue Bonds, Ada Public
Schools Project, Series 2021:
200 4.000%, 9/01/26 No Opt. Call Baa1   207,160
600 4.000%, 9/01/28 No Opt. Call Baa1   632,100
5,255 Rogers County Educational Facilities Authority, Oklahoma, Lease
Revenue Bonds, Verdigris Public Schools Project, Series 2018,
4.000%, 9/01/24
No Opt. Call A+   5,320,530
Rogers County Industrial Development Authority,
Oklahoma, Capital Improvement Revenue Bonds,
Refunding Series 2017:
825 3.000%, 4/01/23 No Opt. Call N/R   825,000
850 3.000%, 4/01/24 No Opt. Call N/R   848,011
725 4.000%, 4/01/25 No Opt. Call N/R   740,892
770 4.000%, 4/01/26 4/25 at 100.00 N/R   788,665
715 4.000%, 4/01/27 4/25 at 100.00 N/R   729,772
Sand Springs Municipal Authority, Oklahoma, Utility
System Revenue Bonds, Refunding Series 2020:
400 3.000%, 11/01/31 11/28 at 100.00 Aa3   402,192
500 3.000%, 11/01/32 11/28 at 100.00 Aa3   498,310
530 3.000%, 11/01/33 11/28 at 100.00 Aa3   521,992
Stephens County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Marlow Public Schools Project, Series 2022:
1,990 5.000%, 9/01/34 9/32 at 100.00 A   2,241,954
1,075 5.000%, 9/01/35 9/32 at 100.00 A   1,196,561
Texas County Development Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Guymon
Public Schools Project, Series 2018:
900 4.000%, 12/01/23 No Opt. Call A   905,202
1,100 5.000%, 12/01/25 No Opt. Call A   1,156,067

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma (continued)
Tulsa County Independent School District 001 Tulsa,
Oklahoma, General Obligation Bonds, Combined
Purpose Series 2023A:
$ 8,625 3.000%, 3/01/25 No Opt. Call AA   $ 8,684,599
3,625 1.000%, 3/01/26 No Opt. Call AA   3,456,727
6,870 Tulsa County Industrial Authority, Oklahoma, Educational Facilities
Lease Revenue Bonds, Broken Arrow Public Schools Project, Series
2016, 5.000%, 9/01/23
No Opt. Call AA-   6,934,303
Tulsa County Industrial Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Broken Arrow Public
Schools Project, Series 2019A:
8,335 5.000%, 9/01/27 No Opt. Call AA-   9,201,757
10,730 5.000%, 9/01/28 No Opt. Call AA-   12,067,494
Tulsa County Industrial Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Glenpool Public Schools
Project, Series 2017A:
765 5.000%, 9/01/23 No Opt. Call A+   771,686
600 5.000%, 9/01/24 No Opt. Call A+   618,282
1,345 5.000%, 9/01/25 No Opt. Call A+   1,419,863
1,120 Tulsa County Industrial Authority, Oklahoma, Educational Facilities
Lease Revenue Bonds, Owasso Public Schools Project, Series 2018,
5.000%, 9/01/23
No Opt. Call A+   1,129,789
Tulsa County Industrial Authority, Oklahoma, Educational
Facilities Lease Revenue Bonds, Sand Springs Public
Schools Project, Series 2019:
725 5.000%, 9/01/25 No Opt. Call A   762,229
500 4.000%, 9/01/26 No Opt. Call A   521,205
630 5.000%, 9/01/26 No Opt. Call A   675,007
1,010 5.000%, 9/01/27 No Opt. Call A   1,102,667
1,500 Tulsa Public Facilities Authority, Oklahoma, Capital Improvement
Revenue Bonds, Series 2020, 3.000%, 5/01/24
No Opt. Call AA-   1,504,065
Tulsa, Oklahoma, General Obligation Bonds, Series
2021:
6,300 0.050%, 11/01/23 No Opt. Call Aa1   6,169,275
12,800 0.375%, 11/01/24 No Opt. Call Aa1   12,173,696
12,800 0.500%, 11/01/25 No Opt. Call Aa1   11,847,680
4,015 Tulsa, Oklahoma, General Obligation Bonds, Series 2022, 3.000%,
10/01/26
No Opt. Call Aa1   4,063,782
Wagoner County School Development Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Wagoner Public Schools Project, Series 2019:
1,450 4.000%, 9/01/27 No Opt. Call A-   1,513,539
300 4.000%, 9/01/28 No Opt. Call A-   316,359
Washington County Educational Facilities Authority,
Oklahoma, Educational Facilities Lease Revenue Bonds,
Caney Valley Public Schools Project, Series 2021:
325 3.000%, 9/01/23 No Opt. Call A-   325,263
710 3.000%, 9/01/25 No Opt. Call A-   713,273
530 3.000%, 9/01/27 No Opt. Call A-   533,180
445 3.000%, 9/01/29 No Opt. Call A-   446,442
1,250 3.000%, 9/01/31 No Opt. Call A-   1,244,975
Weatherford Industrial Trust Educational, Oklahoma,
Facilities Lease Revenue Bonds, Weatherford Public
Schools Project, Series 2019:
1,300 5.000%, 3/01/25 No Opt. Call A-   1,348,191

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
194
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma (continued)
$ 1,750 5.000%, 3/01/27 No Opt. Call A-   $ 1,890,560
Total Oklahoma 311,401,228
Oregon - 1.2%
Benton and Linn Counties District School District 509J
Corvallis, Oregon, General Obligation Bonds, Series
2018A:
1,785 5.000%, 6/15/23 No Opt. Call AA+   1,793,372
2,335 5.000%, 6/15/24 No Opt. Call AA+   2,401,991
1,305 5.000%, 6/15/25 No Opt. Call AA+   1,376,188
1,085 5.000%, 6/15/26 No Opt. Call AA+   1,174,881
1,000 5.000%, 6/15/27 No Opt. Call AA+   1,109,210
Clackamas and Washington Counties School District 3JT,
Oregon, General Obligation Bonds, Refunding Series
2015:
11,055 5.000%, 6/15/25 No Opt. Call AA+   11,658,050
5,085 5.000%, 6/15/26 6/25 at 100.00 AA+   5,356,793
Clackamas County School District 12, North Clackamas,
Oregon, General Obligation Bonds, Series 2017B:
2,375 5.000%, 6/15/27 No Opt. Call AA+   2,629,339
2,045 5.000%, 6/15/28 6/27 at 100.00 AA+   2,262,281
Clackamas County School District 12, North Clackamas,
Oregon, General Obligation Bonds, Series 2018:
1,440 4.000%, 6/15/23 No Opt. Call Aa1   1,443,946
1,010 5.000%, 6/15/25 No Opt. Call Aa1   1,065,095
5,540 Deschutes County Administrative School District 1, Bend-La Pine,
Oregon, General Obligation Bonds, Series 2023, 5.000%, 6/15/24
No Opt. Call Aa1   5,698,943
Deschutes Public Library District, Deschutes County,
Oregon, General Obligation Bonds, Series 2021:
590 4.000%, 6/01/23 No Opt. Call Aa2   591,304
610 4.000%, 6/01/24 No Opt. Call Aa2   620,138
985 4.000%, 6/01/25 No Opt. Call Aa2   1,016,619
1,720 Multnomah County Hospital Facilities Authority, Oregon, Revenue
Bonds, Adventist Health System/West, Refunding Variable Rate Series
2019, 5.000%, 3/01/40, (Mandatory Put 3/01/25)
9/24 at 100.00 A   1,734,878
5,800 Multnomah County Hospital Facilities Authority, Oregon, Revenue
Bonds, Terwilliger Plaza-Parkview Project, Refunding Green Series
2021B-2, 0.950%, 6/01/27
4/23 at 100.00 BB+   5,069,258
11,585 Oregon Health and Science University, Revenue Bonds, Exchange
Series 2021C, 4.000%, 7/01/42, (Mandatory Put 2/01/29)
11/28 at 100.00 AA-   12,410,200
7,225 Oregon Housing and Community Services Department, Single Family
Mortgage Revenue Bonds, Series 2021A, 2.050%, 7/01/36
7/30 at 100.00 Aa2   5,835,271
14,400 Oregon State  Business Development Commission, Recovery Zone
Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010,
2.400%, 12/01/40, (Mandatory Put 8/14/23)
No Opt. Call A   14,332,032
Total Oregon 79,579,789
Pennsylvania - 3.6%
3,150 Allegheny County Airport Authority, Pennsylvania, Airport Revenue
Bonds, Pittsburgh International Airport, Series 2021A, 5.000%,
1/01/26, (AMT)
No Opt. Call A2   3,285,229
Allegheny County Hospital Development Authority,
Pennsylvania, Revenue Bonds, Allegheny Health Network
Obligated Group Issue, Series 2018A:
1,405 5.000%, 4/01/23 No Opt. Call A   1,405,000
2,415 5.000%, 4/01/24 No Opt. Call A   2,466,608

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 2,730 5.000%, 4/01/25 No Opt. Call A   $ 2,843,568
2,055 5.000%, 4/01/26 No Opt. Call A   2,184,712
4,435 5.000%, 4/01/27 No Opt. Call A   4,776,539
250 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018,
5.000%, 5/01/23, 144A
No Opt. Call Ba3   250,125
4,865 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Refunding Series 2008A, 2.700%, 4/01/35 (7)
No Opt. Call N/R   6,081
5,055 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Series 2006B, 3.500%, 12/01/35 (7)
No Opt. Call N/R   6,319
Berks County Industrial Development Authority,
Pennsylvania, Health System Revenue Bonds, Tower
Health Project, Series 2017:
2,405 5.000%, 11/01/25 No Opt. Call B   2,046,583
5,110 5.000%, 11/01/26 No Opt. Call B   4,196,741
3,965 5.000%, 11/01/27 No Opt. Call B   3,178,185
1,925 5.000%, 11/01/28 11/27 at 100.00 B   1,466,330
1,475 5.000%, 11/01/29 11/27 at 100.00 B   1,079,553
2,240 4.000%, 11/01/31 11/27 at 100.00 B   1,483,328
2,970 4.000%, 11/01/32 11/27 at 100.00 B   1,848,023
600 Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower
Health Project, Series 2020A, 5.000%, 2/01/25
No Opt. Call B   510,420
7,890 Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower
Health Project, Series 2020B-3, 5.000%, 2/01/40, (Mandatory Put
2/01/30)
8/29 at 101.50 B   6,329,358
2,690 Bethlehem Area School District Authority, Northampton and Lehigh
Counties, Pennsylvania, School Revenue Bonds, Bethlehem Area
School District Refunding Project, Series 2021A, 3.593%, 1/01/30,
(Mandatory Put 11/01/25) (SOFR*0.67% reference rate + 0.350%
spread) (5)
11/24 at 100.00 A1   2,624,929
500 Bristol Township School District, Bucks County, Pennsylvania, General
Obligation Bonds, Series 2023, 5.000%, 6/01/24 - BAM Insured
No Opt. Call AA   512,650
1,000 Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018,
5.000%, 7/15/25
No Opt. Call A+   1,051,630
3,775 Clarion County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Pennsylvania-American Water Company Project,
Refunding Series 2019, 2.450%, 12/01/39, (AMT), (Mandatory Put
12/03/29)
12/29 at 100.00 A+   3,481,532
Commonwealth Financing Authority, Pennsylvania,
Revenue Bonds, Refunding Forward Delivery Series
2020A:
1,500 5.000%, 6/01/24 No Opt. Call A1   1,537,605
2,820 5.000%, 6/01/25 No Opt. Call A1   2,958,631
3,000 5.000%, 6/01/26 No Opt. Call A1   3,216,990
Commonwealth Financing Authority, Pennsylvania, State
Appropriation Lease Bonds, Master Settlement, Series
2018:
2,530 5.000%, 6/01/23 No Opt. Call A1   2,536,527
3,295 5.000%, 6/01/24 No Opt. Call A1   3,374,179
5,565 Lehigh County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, Pennsylvania Power and Light
Company, Series 2016A, 3.000%, 9/01/29
No Opt. Call A+   5,606,571

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
196
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 10,000 Lehigh County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, Pennsylvania Power and Light
Company, Series 2016B, 2.625%, 2/15/27
No Opt. Call A+   $ 9,778,400
Lower Merion School District, Montgomery County,
Pennsylvania, General Obligation Bonds, Series 2019:
2,725 4.000%, 11/15/29 11/27 at 100.00 Aaa   2,925,560
4,555 4.000%, 11/15/30 11/27 at 100.00 Aaa   4,887,515
1,010 Lower Moreland Township School District, Montgomery County,
Pennsylvania, General Obligation Bonds, Series 2021B, 5.000%,
11/01/24
No Opt. Call AA   1,047,471
8,065 Luzerne County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Pennsylvania-American Water Company Project,
Refunding Series 2019, 2.450%, 12/01/39, (AMT), (Mandatory Put
12/03/29)
12/29 at 100.00 A+   7,450,608
1,125 Manheim Township School District, Lancaster County, Pennsylvania,
General Obligation Bonds, Series 2020, 4.000%, 2/01/26
No Opt. Call Aa2   1,167,188
8,335 Montgomery County Industrial Development Authority, Pennsylvania,
Facilities Revenue Bonds, Constellation Energy Generation LLC
Project, Refunding Series 2023A, 4.100%, 10/01/53, (Mandatory Put
4/03/28) (WI/DD, Settling 4/03/23)
No Opt. Call BBB   8,466,776
504 Northampton County Industrial Development Authority, Pennsylvania,
Recovery Revenue Bonds, Northampton Generating Project, Senior
Lien Series 2013A0 & AE2, 0.900%, 12/31/23
5/23 at 100.00 N/R   90,750
234 Northampton County Industrial Development Authority, Pennsylvania,
Recovery Revenue Bonds, Northampton Generating Project, Senior
Lien Taxable Series 2013B, 0.900%, 12/31/23 , (cash 5.000%, PIK
5.000%)
No Opt. Call N/R   42,207
5,945 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2005A, 3.750%, 12/01/40 (7)
No Opt. Call N/R   7,431
3,565 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2006A, 2.550%, 11/01/41 (7)
No Opt. Call N/R   4,456
15,000 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Project, Refunding
Series 2021B, 1.100%, 6/01/31, (AMT), (Mandatory Put 11/02/26)
11/26 at 100.00 A-   13,456,050
3,750 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Project, Series
2009, 0.950%, 12/01/33, (Mandatory Put 12/01/26)
No Opt. Call A-   3,337,088
3,905 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Project, Series
2017A, 0.580%, 8/01/37, (AMT), (Mandatory Put 8/01/24)
No Opt. Call A-   3,727,986
1,270 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2017-122, 3.250%, 10/01/28
4/26 at 100.00 AA+   1,270,394
2,265 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2017-123B, 3.450%, 10/01/32
10/26 at 100.00 AA+   2,242,848
5,000 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2017-124B, 3.200%, 10/01/32
10/26 at 100.00 AA+   4,897,450
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 2017-125A:
3,390 3.000%, 4/01/27, (AMT) No Opt. Call AA+   3,332,200
3,345 3.050%, 10/01/27, (AMT) 4/27 at 100.00 AA+   3,289,440
8,840 3.400%, 10/01/32, (AMT) 4/27 at 100.00 AA+   8,556,766

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 1,035 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32, (AMT)
10/27 at 100.00 AA+   $ 1,026,358
2,555 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2019-129, 2.950%, 10/01/34
10/28 at 100.00 AA+   2,366,748
7,070 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2019-130A, 2.500%, 10/01/34
10/28 at 100.00 AA+   6,284,735
4,850 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Series 2020-132A, 2.300%, 10/01/35
10/29 at 100.00 AA+   4,099,075
10,000 Pennsylvania Housing Finance Agency, Single Family Mortgage
Revenue Bonds, Social Series 2021-137, 2.250%, 10/01/36
4/31 at 100.00 AA+   7,955,200
10,000 Pennsylvania State, General Obligation Bonds, First Series 2022,
5.000%, 10/01/27
No Opt. Call Aa3   11,140,300
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Refunding Subordinate Second Series 2016B-2:
23,700 5.000%, 6/01/23 No Opt. Call A   23,775,840
8,095 5.000%, 6/01/24 - AGM Insured No Opt. Call AA   8,319,474
5,690 5.000%, 6/01/25 No Opt. Call A   5,957,487
4,420 5.000%, 6/01/29 6/26 at 100.00 A   4,706,549
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, Saint Joseph's University
Project, Refunding Series 2020C. Forward Delivery:
540 4.000%, 11/01/24 No Opt. Call A-   547,322
1,000 5.000%, 11/01/25 No Opt. Call A-   1,047,590
850 5.000%, 11/01/26 No Opt. Call A-   905,131
1,000 5.000%, 11/01/27 No Opt. Call A-   1,080,840
1,000 5.000%, 11/01/28 No Opt. Call A-   1,094,520
1,000 5.000%, 11/01/29 No Opt. Call A-   1,107,330
Philadelphia School District, Pennsylvania, General
Obligation Bonds, Green Series 2021B:
1,425 5.000%, 9/01/23 No Opt. Call A1   1,437,170
1,300 5.000%, 9/01/24 No Opt. Call A1   1,338,701
1,440 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania,
University Revenue Bonds, Marywood University, Series 2016,
3.375%, 6/01/26
No Opt. Call BB+   1,364,285
2,680 Southeastern Pennsylvania Transportation Authority, Capital Grant
Receipts Bonds, Federal Transit Administration Section 5309 Fixed
Guideway Modernization Formula Funds, Series 2011, 5.000%,
6/01/23
No Opt. Call AA-   2,689,648
1,520 Southeastern Pennsylvania Transportation Authority, Capital Grant
Receipts Bonds, Federal Transit Administration Section 5337 State
of Good Repair Formula Program Funds, Refunding Series 2017,
5.000%, 6/01/24
No Opt. Call AA-   1,560,386
285 University of Pittsburgh of the Commonwealth System of Higher
Education, Pennsylvania, Pitt Asset Notes, Series 2021, 4.000%,
4/15/26
2/26 at 100.00 AA+   298,070
Washington County Industrial Development Authority,
Pennsylvania, College Revenue Bonds, AICUP Financing
Program-Washington and Jefferson College Project,
Series 2017-PP5:
2,530 5.000%, 11/01/23 No Opt. Call BBB+   2,553,200
2,665 5.000%, 11/01/24 No Opt. Call BBB+   2,729,786
2,550 5.000%, 11/01/25 No Opt. Call BBB+   2,648,889

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
198
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
Westmoreland County Industrial Development Authority,
Pennsylvania, Revenue Bonds, Excela Health Project,
Series 2020A:
$ 1,150 4.000%, 7/01/25 No Opt. Call Baa1   $ 1,155,911
1,200 5.000%, 7/01/27 No Opt. Call Baa1   1,261,296
Total Pennsylvania 246,694,371
Puerto Rico - 3.4%
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Forward Delivery Series
2022A:
3,430 5.000%, 7/01/24, 144A No Opt. Call N/R   3,459,326
4,600 5.000%, 7/01/25, 144A No Opt. Call N/R   4,662,882
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2020A:
2,500 5.000%, 7/01/25, 144A No Opt. Call N/R   2,534,175
8,795 5.000%, 7/01/30, 144A No Opt. Call N/R   8,884,797
325 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2021A, 5.000%, 7/01/25, 144A
No Opt. Call N/R   329,443
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2021B:
8,620 5.000%, 7/01/24, 144A No Opt. Call N/R   8,693,701
935 5.000%, 7/01/29, 144A No Opt. Call N/R   946,725
3,155 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior
Lien Series 2008A, 6.125%, 7/01/24
No Opt. Call CCC   3,197,718
5,000 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
Control Facilities Financing Authority, Hospital Revenue Bonds,
Hospital de la Concepcion, Series 2017A, 3.550%, 11/15/30, (Pre-
refunded 11/15/26)
11/26 at 100.00 N/R  (4) 5,081,650
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
6,160 0.000%, 7/01/24 No Opt. Call N/R   5,832,350
42,818 0.000%, 7/01/27 No Opt. Call N/R   35,232,791
6,302 0.000%, 7/01/29 7/28 at 98.64 N/R   4,701,355
38,953 0.000%, 7/01/31 7/28 at 91.88 N/R   26,032,679
39,042 0.000%, 7/01/33 7/28 at 86.06 N/R   23,481,421
11,242 4.500%, 7/01/34 7/25 at 100.00 N/R   11,123,959
105 0.000%, 7/01/46 7/28 at 41.38 N/R   27,572
146 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
7/28 at 100.00 N/R   133,231
Puerto Rico, General Obligation Bonds, Restructured
Series 2022A-1:
14,245 5.250%, 7/01/23 No Opt. Call N/R   14,266,459
865 0.000%, 7/01/24 No Opt. Call N/R   814,432
48,075 5.375%, 7/01/25 No Opt. Call N/R   48,846,487
12,676 5.625%, 7/01/27 No Opt. Call N/R   13,111,349
4,253 5.625%, 7/01/29 No Opt. Call N/R   4,446,937
1,806 5.750%, 7/01/31 No Opt. Call N/R   1,918,541
1,027 0.000%, 7/01/33 7/31 at 89.94 N/R   583,326
Total Puerto Rico 228,343,306
Rhode Island - 0.6%
1,650 Rhode Island Health and Educational Building Corporation, Public
Schools Financing Program Revenue Bonds, City of Providence,
Series 2021D, 5.000%, 5/15/25 - BAM Insured
No Opt. Call AA   1,733,077

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Rhode Island (continued)
$ 3,410 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, 2019 Series 70, 2.800%,
10/01/34
10/28 at 100.00 AA+   $ 3,233,908
13,005 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, 2021 Series 75A,
2.050%, 10/01/36
4/30 at 100.00 AA+   10,253,922
9,795 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, 2022 Series 76A,
2.350%, 10/01/36
4/31 at 100.00 AA+   8,025,044
2,595 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bonds, Series 73-A, 2.100%, 10/01/35
10/29 at 100.00 AA+   2,153,668
5,000 Rhode Island Housing & Mortgage Finance Corporation,
Homeownership Opportunity Bonds, Series 74, 2.125%, 10/01/36
4/30 at 100.00 AA+   3,980,850
1,215 Rhode Island Housing and Mortgage Finance Corporation,
Homeownership Opportunity Bond Program, Series 2020-72A,
2.300%, 10/01/35
10/29 at 100.00 AA+   1,043,284
2,490 Rhode Island State, General Obligation Bonds, Consolidated Capital
Development Loan, Refunding Series 2021C, 5.000%, 8/01/23
No Opt. Call AA   2,509,223
6,000 Rhode Island Tobacco Settlement Financing Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2015B, 4.500%, 6/01/45
6/25 at 100.00 N/R   5,935,380
3,670 Rhode Island, General Obligation Bonds, Consolidated Capital
Development Loan, Series 2021A, 5.000%, 5/01/24
No Opt. Call AA   3,763,842
Total Rhode Island 42,632,198
South Carolina - 0.9%
455 Lexington County Health Services District, Inc., South Carolina, Hospital
Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26
No Opt. Call A1   488,342
5,655 Patriots Energy Group Financing Agency, South Carolina, Gas Supply
Revenue Bonds, Series 2018A, 4.000%, 10/01/48, (Mandatory Put
2/01/24)
11/23 at 100.30 Aa1   5,665,122
1,140 South Carolina Housing Finance and Development Authority, Mortgage
Revenue Bonds, Series 2019B, 2.650%, 7/01/34
1/29 at 100.00 Aaa   1,034,185
2,840 South Carolina Housing Finance and Development Authority, Mortgage
Revenue Bonds, Series 2020B, 2.000%, 7/01/35
1/30 at 100.00 Aaa   2,345,584
6,160 South Carolina Housing Finance and Development Authority, Mortgage
Revenue Bonds, Series 2021A, 1.850%, 7/01/36
7/30 at 100.00 Aaa   4,821,494
South Carolina Housing Finance and Development
Authority, Mortgage Revenue Bonds, Series 2022C:
15,000 2.600%, 9/01/23 4/23 at 100.00 Aaa   14,983,200
15,000 2.750%, 3/01/24 8/23 at 100.00 Aaa   14,957,100
1,035 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, FMU Student Housing LLC - Francis
Marion University Project, Series 2014A, 5.000%, 8/01/24
No Opt. Call Baa3   1,045,816
4,595 South Carolina Jobs-Economic Development Authority, Hospital
Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B,
5.000%, 12/01/48, (Mandatory Put 10/01/25)
No Opt. Call AA-   4,803,200
South Carolina Jobs-Economic Development Authority,
Hospital Revenue Bonds, Palmetto Health, Refunding
Series 2013A:
1,450 5.250%, 8/01/24, (Pre-refunded 8/01/23) 8/23 at 100.00 N/R  (4) 1,462,311
2,850 5.250%, 8/01/25, (Pre-refunded 8/01/23) 8/23 at 100.00 N/R  (4) 2,874,196
3,610 5.250%, 8/01/26, (Pre-refunded 8/01/23) 8/23 at 100.00 N/R  (4) 3,640,649
2,000 5.000%, 8/01/27, (Pre-refunded 8/01/23) 8/23 at 100.00 N/R  (4) 2,015,380

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
200
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
South Carolina (continued)
$ 4,250 South Carolina Jobs-Economic Development Authority, Revenue
Bonds, International Paper Company Project, Refunding
Environmental Improvement Series 2023A, 4.000%, 4/01/33, (AMT),
(Mandatory Put 4/01/26)
3/26 at 100.00 BBB   $ 4,253,528
Total South Carolina 64,390,107
South Dakota - 0.4%
Harrisburg Independent School District 41-2, South
Dakota, General Obligation Bonds, Series 2021:
570 5.000%, 8/01/23 No Opt. Call AA+   574,418
1,485 5.000%, 2/01/24 No Opt. Call AA+   1,514,210
425 5.000%, 8/01/24 No Opt. Call AA+   438,549
800 5.000%, 2/01/25 No Opt. Call AA+   834,936
485 5.000%, 8/01/25 No Opt. Call AA+   512,621
1,410 5.000%, 8/01/26 No Opt. Call AA+   1,529,215
650 South Dakota Health and Educational Facilities Authority, Revenue
Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/24
No Opt. Call AA-   670,247
7,725 South Dakota Health and Educational Facilities Authority, Reveune
Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33, (Mandatory Put
7/01/24)
4/24 at 100.00 AA-   7,861,192
3,060 South Dakota Housing Development Authority, Homeownership
Mortgage Revenue Bonds, Series 2021A, 1.900%, 11/01/36
5/30 at 100.00 AAA   2,359,413
5,000 South Dakota Housing Development Authority, Homeownership
Mortgage Revenue Bonds, Series 2021B, 1.850%, 11/01/36
5/30 at 100.00 AAA   3,873,950
7,310 South Dakota Housing Development Authority, Homeownership
Mortgage Revenue Bonds, Series 2022B, 2.300%, 11/01/37
11/30 at 100.00 AAA   6,109,552
1,165 South Dakota Housing Development Authority, Homeownership
Mortgage Revenue Bonds, Series 2022C, 4.125%, 11/01/37
11/31 at 100.00 AAA   1,169,963
Total South Dakota 27,448,266
Tennessee - 1.0%
Chattanooga Health, Educational and Housing Facility
Board, Tennessee, Revenue Bonds, CommonSpirit
Health, Series 2019A-1:
1,360 5.000%, 8/01/25 No Opt. Call A-   1,415,814
1,750 5.000%, 8/01/26 No Opt. Call A-   1,856,995
4,430 Chattanooga, Tennessee, General Obligation Bonds, Refunding Series
2021B, 5.000%, 10/01/25
No Opt. Call AAA   4,714,007
Knox County Health, Educational and Housing Facility
Board, Tennessee, Hospital Revenue Bonds, East
Tennessee Children's Hospital, Series 2019:
2,335 5.000%, 11/15/32 2/29 at 100.00 A   2,546,318
2,810 5.000%, 11/15/33 2/29 at 100.00 A   3,056,268
1,200 Metropolitan Government of Nashville-Davidson County, Tennessee,
Exempt Facilities Revenue Bonds, Waste Management Inc., Series
2001, 0.580%, 8/01/31, (AMT), (Mandatory Put 8/01/24)
8/23 at 102.00 A-   1,145,604
Metropolitan Nashville Airport Authority, Tennessee,
Airport Improvement Revenue Bonds, Series 2022B:
745 5.000%, 7/01/26, (AMT) No Opt. Call A1   785,126
700 5.000%, 7/01/27, (AMT) No Opt. Call A1   747,943
1,030 5.000%, 7/01/28, (AMT) No Opt. Call A1   1,116,623
10,800 Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2021A,
4.000%, 12/01/51, (Mandatory Put 9/01/28)
6/28 at 100.68 A1   10,642,644
1,640 Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2022A,
5.500%, 10/01/53, (Mandatory Put 12/01/30)
9/30 at 100.10 Baa1   1,742,106

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee (continued)
$ 840 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2015-1C, 3.850%, 7/01/32
1/25 at 100.00 AA+   $ 833,893
2,905 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2019-1, 3.400%, 7/01/34
7/28 at 100.00 AA+   2,842,513
3,035 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2019-2, 2.800%, 7/01/34
7/28 at 100.00 AA+   2,845,525
630 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2020-3A, 2.100%, 7/01/35
7/29 at 100.00 AA+   534,807
1,940 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2021-1, 2.050%, 7/01/36
7/30 at 100.00 AA+   1,584,534
2,285 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2021-2, 2.000%, 7/01/37
7/30 at 100.00 AA+   1,831,405
3,510 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2021-3, 2.050%, 7/01/36
1/31 at 100.00 AA+   2,834,852
900 Tennessee Housing Development Agency, Residential Finance Program
Bonds, Series 2022-2, 4.050%, 7/01/37
7/31 at 100.00 AA+   910,026
2,130 The Tennessee Energy Acquisition Corporation, Gas Project Revenue
Bonds, Series 2018, 4.000%, 11/01/49, (Mandatory Put 11/01/25)
8/25 at 100.22 A2   2,128,402
2,260 The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,
Commodity Project,  Series 2021A, 5.000%, 5/01/52, (Mandatory Put
11/01/31)
8/31 at 100.85 A2   2,359,553
22,415 The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,
Series 2006C, 4.000%, 5/01/48, (Pre-refunded 5/01/23), (Mandatory
Put 5/01/23)
5/23 at 100.00 A  (4) 22,436,967
Total Tennessee 70,911,925
Texas - 3.2%
Alamo Community College District, Bexar County,
Texas, General Obligation Bonds, Maintenance Tax
Notes  Series 2022:
4,165 5.000%, 2/15/24 No Opt. Call AAA   4,254,006
5,000 5.000%, 2/15/25 No Opt. Call AAA   5,232,650
Austin Convention Enterprises Inc., Texas, Convention
Center Hotel Revenue Bonds, Refunding First Tier Series
2017A:
1,660 5.000%, 1/01/26 No Opt. Call BB+   1,702,330
1,290 5.000%, 1/01/27 No Opt. Call BB+   1,336,956
1,920 5.000%, 1/01/29 1/27 at 100.00 BB+   1,991,635
27,550 Austin Independent School District, Travis County, Texas, General
Obligation Bonds, School Building Series 2022A, 5.000%, 8/01/24
No Opt. Call Aaa   28,446,477
7,675 Austin Independent School District, Travis County, Texas, General
Obligation Bonds, School Building Series 2023, 5.000%, 8/01/24
No Opt. Call Aaa   7,916,609
Austin, Texas, Water and Wastewater System Revenue
Bonds, Refunding Forward Delivery Series 2023:
1,000 5.000%, 11/15/25 No Opt. Call AA   1,065,830
1,000 5.000%, 11/15/26 No Opt. Call AA   1,093,170
10,000 Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation
Notes Subordinate Lien Series 2021C, 5.000%, 1/01/27
1/26 at 100.00 BBB+   10,578,400
3,580 Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien,
Series 2016, 5.000%, 1/01/24
No Opt. Call A-   3,635,383
5,305 Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding
Senior Lien Series 2019, 5.000%, 12/01/24
No Opt. Call AA+   5,515,343

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
202
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 15,000 Dallas Independent School District, Dallas County, Texas, General
Obligation Bonds, Refunding & School Building Series 2023, 5.000%,
2/15/24
No Opt. Call AAA   $ 15,314,100
1,010 Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds,
Refunding Series 2014A, 5.250%, 11/01/26, (AMT)
11/23 at 100.00 A+   1,020,060
1,485 Eagle Mountain and Saginaw Independent School District, Tarrant
County, Texas, General Obligation Bonds, School Building Series
2021, 5.000%, 8/15/24
No Opt. Call Aaa   1,534,807
El Paso, El Paso County, Texas, Water and Sewer Revenue
Bonds, Refunding Series 2019B:
3,000 5.000%, 3/01/25 No Opt. Call AA+   3,135,090
3,945 5.000%, 3/01/26 No Opt. Call AA+   4,225,726
1,020 5.000%, 3/01/28 No Opt. Call AA+   1,140,819
5,015 Harris County Cultural Education Facilities Finance Corporation,
Texas, Hospital Revenue Bonds, Memorial Hermann Health System,
Refunding Series 2020C-3, 5.000%, 6/01/32, (Mandatory Put
12/01/26)
9/26 at 101.02 A+   5,405,719
3,345 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Health System, Series
2019B-2, 5.000%, 7/01/49, (Mandatory Put 12/01/24)
9/24 at 100.84 A+   3,451,672
3,240 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Health System, Series
2022B, 5.000%, 6/01/50, (Mandatory Put 12/01/28)
12/27 at 101.49 A+   3,587,166
3,365 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Healthcare System,
Series 2014A, 5.000%, 12/01/24
No Opt. Call A+   3,481,160
5,205 Harris County-Houston Sports Authority, Texas, Revenue Bonds,
Refunding Senior Lien Series 2014A, 5.000%, 11/15/24 - AGM
Insured
No Opt. Call AA   5,379,680
Houston, Texas, Airport System Revenue Bonds,
Refunding & Subordinate Lien Series 2018C:
4,000 5.000%, 7/01/29, (AMT) 7/28 at 100.00 AA   4,322,640
6,000 5.000%, 7/01/30, (AMT) 7/28 at 100.00 AA   6,478,260
3,000 5.000%, 7/01/31, (AMT) 7/28 at 100.00 AA   3,237,420
Love Field Airport Modernization Corporation, Texas,
General Airport Revenue Bonds Series 2015:
1,455 5.000%, 11/01/23, (AMT) No Opt. Call A1   1,467,935
1,500 5.000%, 11/01/24, (AMT) No Opt. Call A1   1,537,395
95 Lower Colorado River Authority, Texas, Transmission Contract Revenue
Bonds, LCRA Transmission Services Corporation Project, Refunding
Series 2021, 5.000%, 5/15/25
No Opt. Call A+   99,743
3,950 Matagorda County Navigation District 1, Texas, Pollution Control
Revenue Bonds, Central Power & Light Company Project, Refunding
Series 1996, 0.900%, 5/01/30, (AMT), (Mandatory Put 9/01/23)
No Opt. Call A-   3,892,448
2,175 Mission Economic Development Corporation, Texas, Revenue Bonds,
Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31,
(AMT), 144A
4/23 at 104.00 BB-   2,126,454
8,000 North Texas Tollway Authority, System Revenue Bonds, Refunding First
Tier Series 2022A, 5.000%, 1/01/25
No Opt. Call AA-   8,332,480
North Texas Tollway Authority, System Revenue Bonds,
Refunding First Tier, Series 2014A:
4,910 5.000%, 1/01/24 No Opt. Call AA-   4,995,041
2,435 5.000%, 1/01/24, (ETM) No Opt. Call N/R  (4) 2,476,809

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
North Texas Tollway Authority, System Revenue Bonds,
Refunding First Tier, Series 2017A:
$ 390 5.000%, 1/01/24 5/23 at 100.00 AA-   $ 390,675
3,200 5.000%, 1/01/27 1/26 at 100.00 AA-   3,399,872
1,680 Port of Houston Authority, Harris County, Texas, General Obligation
Bonds, First Lien Series 2021, 5.000%, 10/01/24
No Opt. Call AA+   1,740,648
1,400 San Antonio Independent School District, Bexar County, Texas, General
Obligation Bonds, School Building Series 2022, 5.000%, 8/15/24
No Opt. Call Aaa   1,446,004
8,830 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Scott & White Healthcare Project, Series
2022E, 5.000%, 11/15/52, (Mandatory Put 5/15/26)
11/25 at 100.60 AA-   9,341,257
355 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, MRC Methodist Retirement
Communities Stevenson Oaks Project, Mandatory Paydown Series
2020B-2, 3.000%, 11/15/26
5/23 at 100.00 N/R   339,465
2,475 Texas Department of Housing and Community Affairs, Residential
Mortgage Revenue Bonds, Series 2019A, 3.500%, 7/01/34
7/28 at 100.00 Aaa   2,419,115
3,405 Texas Department of Housing and Community Affairs, Single Family
Mortgage Revenue Bonds, Series 2021A, 1.850%, 9/01/36
3/30 at 100.00 Aaa   2,621,475
Texas Private Activity Bond Surface Transportation
Corporation, Senior Lien Revenue Bonds, LBJ
Infrastructure Group LLC IH-635 Managed Lanes Project,
Refunding  Series 2020A:
3,025 4.000%, 12/31/30 No Opt. Call Baa2   3,074,701
4,005 4.000%, 6/30/31 12/30 at 100.00 Baa2   4,068,719
Texas Water Development Board, State Revolving Fund
Revenue Bonds, New Series 2020:
1,370 5.000%, 8/01/23 No Opt. Call AAA   1,380,932
1,825 5.000%, 8/01/25 No Opt. Call AAA   1,928,496
Texas Water Development Board, State Water
Implementation Revenue Fund Bonds, Master Trust
Series 2018A:
7,120 5.000%, 10/15/23 No Opt. Call AAA   7,212,347
13,065 5.000%, 10/15/24 No Opt. Call AAA   13,559,510
1,000 Trinity River Authority, Texas, Regional Wastewater System Revenue
Bonds, Series 2022, 5.000%, 8/01/27
No Opt. Call AAA   1,108,110
1,315 University of Houston, Texas, Consolidated Revenue Bonds, Refunding
Series 2022A, 5.000%, 2/15/26
No Opt. Call AA   1,408,457
Total Texas 214,851,196
Utah - 0.2%
Intermountain Power Agency, Utah, Power Supply
Revenue Bonds, Series 2022A:
2,470 5.000%, 7/01/26 No Opt. Call Aa3   2,677,505
2,750 5.000%, 7/01/27 No Opt. Call Aa3   3,054,617
4,000 Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc.,
Series 2018B-2, 5.000%, 5/15/57, (Mandatory Put 8/01/24)
2/24 at 100.00 AA+   4,071,760
5,055 Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc.,
Series 2020B-2, 5.000%, 5/15/60, (Mandatory Put 8/01/26)
2/26 at 102.03 AA+   5,418,657
700 Utah Telecommunication Open Infrastructure Agency, Utah, Revenue
Bonds, Refunding Sales Tax and Telecommunication Series 2022,
5.000%, 6/01/26
No Opt. Call AA-   748,433
Total Utah 15,970,972

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
204
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Vermont - 0.0%
$ 1,188 Vermont Housing Finance Agency, Multiple Purpose Bonds, Series
2021A, 2.200%, 11/01/36
11/30 at 100.00 Aa1   $ 997,053
Total Vermont 997,053
Virginia - 2.1%
3,225 Charles City County Industrial Development Authority, Virginia, Solid
Waste Disposal Facility Revenue Bonds, Waste Management, Inc.,
Series 2002, 1.450%, 4/01/27, (AMT)
No Opt. Call A-   2,893,341
15,485 Chesapeake Bay Bridge and Tunnel District, Virginia, General
Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series
2019, 5.000%, 11/01/23
No Opt. Call BBB   15,664,162
Fairfax County Economic Development Authority,
Virginia, Revenue Bonds, Wiehle Avenue Metrorail
Station Parking Project, Refunding Series 2020. Forward
Delivery:
2,160 5.000%, 8/01/24 No Opt. Call AA+   2,224,562
2,240 5.000%, 8/01/25 No Opt. Call AA+   2,370,167
2,850 5.000%, 8/01/27 No Opt. Call AA+   3,170,540
1,600 5.000%, 8/01/29 No Opt. Call AA+   1,852,688
16,100 Fairfax County, Virginia, General Obligation Bonds, Public Improvement
Series 2023A, 4.000%, 10/01/24
No Opt. Call AAA   16,458,869
8,805 Federal Home Loan Mortgage Corporation, Multifamily Variable Rate
Certificates Relating to Municpal Securities Class A Series 2019M-057,
2.400%, 10/15/29
No Opt. Call AA+   8,291,052
5,015 Halifax County Industrial Development Authority, Virginia, Recovery
Zone Facility Revenue Bonds, Virginia Electric & Power Company
Project, Series 2010A, 1.650%, 12/01/41, (Mandatory Put 5/31/24)
No Opt. Call A2   4,880,999
7,555 Loudoun County, Virginia, General Obligation Bonds, Public
Improvement Series 2021A, 5.000%, 12/01/25
No Opt. Call AAA   8,069,873
5,380 Norfolk Economic Development Authority, Virginia, Hospital Facility
Revenue Bonds, Sentara Healthcare Systems, Refunding Series
2018A, 5.000%, 11/01/48, (Mandatory Put 11/01/28)
No Opt. Call AA   5,984,497
22,000 Virginia Small Business Financing Authority, Environmental Facilities
Revenue Bonds (Pure Salmon Virginia LLC Project), Series 2022,
3.500%, 11/01/52, (AMT), (Mandatory Put 11/01/23)
8/23 at 100.00 N/R   21,980,860
3,745 Virginia Transportation Board, Transportation Contract Revenue Bonds,
Route 28 Project, Refunding Series 2002, 0.000%, 4/01/24 - NPFG
Insured
No Opt. Call AA+   3,638,155
3,000 Virginia Transportation Board, Transportation Revenue Bonds, Capital
Projects, Refunding Series 2017A, 5.000%, 5/15/24
No Opt. Call AA+   3,082,560
25,095 Wise County Industrial Development Authority, Virginia, Solid Waste
and Sewage Disposal Revenue Bonds, Virginia Electric and Power
Company, Series 2009A, 0.750%, 10/01/40, (Mandatory Put 9/02/25)
No Opt. Call A2   23,151,392
18,555 Wise County Industrial Development Authority, Virginia, Solid Waste
and Sewage Disposal Revenue Bonds, Virginia Electric and Power
Company, Series 2010A, 1.200%, 11/01/40, (Mandatory Put 5/31/24)
No Opt. Call A2   17,965,693
Total Virginia 141,679,410
Washington - 2.4%
2,000 Auburn School District No. 408 King and Pierce Counties, Washington
Unlimited Tax General Obligation and Refunding Bonds, Series 2022,
5.000%, 12/01/24
No Opt. Call Aaa   2,081,620
10,285 Energy Northwest, Washington, Electric Revenue Bonds, Columbia
Generating Station, Refunding Series 2015A, 5.000%, 7/01/23
No Opt. Call Aa2   10,345,373

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
$ 5,270 Energy Northwest, Washington, Electric Revenue Bonds, Nuclear
Project 1, Refunding Series 2015C, 5.000%, 7/01/25
No Opt. Call Aa2   $ 5,563,961
10,605 Energy Northwest, Washington, Electric Revenue Bonds, Nuclear
Project 1, Refunding Series 2017A, 5.000%, 7/01/27
No Opt. Call Aa2   11,752,461
King County Public Hospital District 1, Washington,
Limited Tax General Obligation Bonds, Valley Medical
Center, Refunding Series 2016:
6,485 5.000%, 12/01/23 No Opt. Call A2   6,578,449
7,295 5.000%, 12/01/24 No Opt. Call A2   7,564,915
1,000 King County School District 403 Renton, Washington, General
Obligation Bonds, Series 2023, 5.000%, 12/01/24
No Opt. Call Aaa   1,039,150
13,045 King County, Washington, Sewer Revenue Bonds, Refunding Junior
Lien Series 2020A, 0.625%, 1/01/32, (Mandatory Put 1/01/24)
7/23 at 100.00 AA   12,778,099
12,770 Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate
Lien Private Activity Series 2022B, 5.000%, 8/01/27, (AMT)
No Opt. Call AA-   13,822,248
2,315 Seattle, Washington, General Obligation Bonds, Refunding &
Improvement Series 2022A, 4.000%, 9/01/25
No Opt. Call AAA   2,403,896
Seattle, Washington, Municipal Light and Power Revenue
Bonds, Refunding & Improvement Series 2022:
18,495 5.000%, 7/01/24 No Opt. Call AA   19,039,123
14,635 5.000%, 7/01/25 No Opt. Call AA   15,434,803
12,105 Spokane, Washington, Water and Wastewater System Revenue Bonds,
Green Series 2014, 4.000%, 12/01/32
12/24 at 100.00 AA   12,349,642
2,490 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/27
No Opt. Call A-   2,686,785
1,080 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49, (Mandatory
Put 8/01/24)
2/24 at 100.00 A-   1,095,390
3,400 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49, (Mandatory
Put 8/01/25)
2/25 at 100.00 A-   3,513,968
Washington Health Care Facilities Authority, Revenue
Bonds, Fred Hutchinson Cancer Research Center, Series
2015:
1,955 5.000%, 1/01/24, (ETM) No Opt. Call A2  (4) 1,988,431
1,310 5.000%, 1/01/25, (ETM) No Opt. Call A2  (4) 1,363,762
5,615 Washington Health Care Facilities Authority, Revenue Bonds, MultiCare
Health System, Series 2015B, 5.000%, 8/15/27
8/25 at 100.00 A+   5,860,768
Washington Health Care Facilities Authority, Revenue
Bonds, Providence Saint Joseph Health, Series 2018B:
1,505 5.000%, 10/01/25 No Opt. Call A1   1,575,765
2,035 5.000%, 10/01/26 No Opt. Call A1   2,167,316
3,045 5.000%, 10/01/27 No Opt. Call A1   3,293,502
2,360 5.000%, 10/01/28 No Opt. Call A1   2,593,711
2,750 Washington State Housing Finance Commission, Non-Profit Housing
Revenue Bonds, Eliseo Project, Refunding Ser 2021B-2. TEMPS-60.
TAX-EXEMPT MANDATORY PAYDOWN SECURITIES-60, 2.125%,
7/01/27, 144A
5/23 at 100.00 N/R   2,472,552
3,755 Washington State Housing Finance Commission, Single Family Program
Bonds, Series 2021-1N, 2.000%, 12/01/36
6/30 at 100.00 Aaa   3,012,261
1,500 Washington State Housing Finance Commission, Single Family Program
Bonds, Series 2021-2N, 2.250%, 12/01/36
6/31 at 100.00 Aaa   1,242,765

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
206
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
$ 3,782 Washington State Housing Finance Commission, Social Municipal
Certificates Multifamily Revenue Bonds, Series 2021-1 Class A,
3.500%, 12/20/35 2021
No Opt. Call BBB+   $ 3,546,480
6,295 Washington State, Federal Highway Grant Anticipation Revenue Bonds,
Garvee - SR 520 Corridor Program, Refunding Bonds, Series R-2022E,
5.000%, 9/01/24
No Opt. Call AA   6,485,046
Total Washington 163,652,242
West Virginia - 0.7%
6,285 West Virginia Economic Development Authority, Solid Waste Disposal
Facilities Revenue Bonds, Appalachian Power Company - Amos
Project, Refunidng Series 2015A, 2.550%, 3/01/40, (Mandatory Put
4/01/24)
No Opt. Call A-   6,199,650
7,095 West Virginia Economic Development Authority, Solid Waste Disposal
Facilities Revenue Bonds, Appalachian Power Company - Amos
Project, Series 2010, 0.625%, 12/01/38, (Mandatory Put 12/15/25)
No Opt. Call A-   6,499,871
7,875 West Virginia Economic Development Authority, Solid Waste Disposal
Facilities Revenue Bonds, Appalachian Power Company - Amos
Project, Series 2011A, 1.000%, 1/01/41, (AMT), (Mandatory Put
9/01/25)
No Opt. Call A-   7,349,659
10,000 West Virginia Economic Development Authority, Solid Waste Disposal
Facilities Revenue Bonds, Appalachian Power Company - Amos
Project, Seriess 2009A, 3.750%, 12/01/42, (Mandatory Put 6/01/25)
No Opt. Call A-   9,970,900
14,315 West Virginia Economic Development Authority, Solid Waste Disposal
Facilities Revenue Bonds, Wheeling Power Company - Mitchell
Project, Refunding Series 2013A, 3.000%, 6/01/37, (AMT), (Mandatory
Put 6/18/27)
No Opt. Call A-   13,985,182
West Virginia Hospital Finance Authority, Hospital
Revenue Bonds, Charleston Area Medical Center, Series
2014A:
1,150 5.000%, 9/01/24 No Opt. Call Baa1   1,177,025
2,110 5.000%, 9/01/27 9/24 at 100.00 Baa1   2,157,032
1,000 5.000%, 9/01/28 9/24 at 100.00 Baa1   1,022,210
Total West Virginia 48,361,529
Wisconsin - 2.6%
Dane County, Wisconsin, General Obligation Bonds,
Airport Project Promissory Note Series 2022A:
8,815 4.000%, 6/01/24 No Opt. Call AAA   8,964,503
7,585 4.000%, 6/01/25 No Opt. Call AAA   7,807,847
Dodge County, Wisconsin, General Obligation Bonds,
Refunding Series 2022A:
1,395 3.000%, 3/01/24 No Opt. Call Aa2   1,400,078
1,385 3.000%, 3/01/25 No Opt. Call Aa2   1,389,016
1,385 3.000%, 3/01/26 No Opt. Call Aa2   1,394,460
2,250 Green Bay Area Public School District, Brown County, Wisconsin,
General Obligation Bonds, Promissory Notes Series 2022, 5.000%,
4/01/24
No Opt. Call Aa2   2,302,537
10,000 Madison Metropolitan School District, Wisconsin, Tax and Revenue
Anticipation Promissory Notes, Series 2022, 5.000%, 9/05/23
No Opt. Call N/R   10,097,700
9,750 Madison, Wisconsin, Industrial Development Revenue Refunding
Bonds, Madison Gas and Electric Company Projects, Series 2020A,
3.750%, 10/01/27
No Opt. Call AA-   9,939,930

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Middleton-Cross Plains Area School District, Dane
County, Wisconsin, General Obligation Bonds,
Refunding Series 2021A:
$ 4,275 2.000%, 3/01/24 No Opt. Call Aa1   $ 4,240,202
4,365 2.000%, 3/01/25 No Opt. Call Aa1   4,290,402
12,515 Milwaukee, Wisconsin, General Obligation Bonds, Promissory Note
Series 2021-N3, 5.000%, 4/01/24
No Opt. Call A   12,745,401
10,000 Public Finance Authority of Wisconsin, Pollution Control Revenue
Bonds, Duke Energy Progress Project, Refunding Series 2022A-2,
3.300%, 10/01/46, (Mandatory Put 10/01/26)
No Opt. Call Aa3   10,124,100
4,200 Public Finance Authority of Wisconsin, Retirement Facilities First
Mortgage Revenue Bonds, Whitestone Masonic and Eastern Star
Home of Norht Carolina, Series 2020B-2, 3.000%, 3/01/26, 144A
5/23 at 100.00 N/R   3,954,510
5,000 Public Finance Authority of Wisconsin, Revenue Bonds, SearStone
Retirement Community, Series 2021B-2, 2.250%, 6/01/27
No Opt. Call N/R   4,501,550
12,305 Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue
Bonds, Waste Management Inc., Refunding Series 2016A-3, 1.100%,
7/01/29, (Mandatory Put 6/01/26)
No Opt. Call A-   11,177,247
4,000 Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue
Bonds, Waste Management Inc., Refunding Series 2016A-4, 1.100%,
4/01/33, (Mandatory Put 6/01/26)
No Opt. Call A-   3,633,400
1,000 Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds,
Celanese Project, Refunding Series 2016A, 5.000%, 1/01/24
No Opt. Call BBB-   1,003,970
Public Finance Authority, Wisconsin, Exempt Facilities
Revenue Bonds, Celanese Project, Refunding Series
2016C:
2,250 4.050%, 11/01/30 5/26 at 100.00 BBB-   2,157,615
5,000 4.300%, 11/01/30 5/26 at 100.00 BBB-   4,873,600
7,500 School District of Monroe Green County, Wisconsin Bond Anticipation
Notes, 4.000%, 6/14/23
5/23 at 100.00 N/R   7,503,675
25,000 Shorewood School District, Milwaukee County, Wisconsin, Bond
Anticipation Notes, Series 2021, 0.450%, 10/01/23
5/23 at 100.00 N/R   24,616,250
3,390 Waushara County, Wisconsin Note Anticipation Notes, Series 2022A,
4.500%, 6/01/27
6/25 at 100.00 A+   3,506,447
4,000 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018C-
1, 5.000%, 8/15/54, (Mandatory Put 7/29/26)
No Opt. Call AA   4,276,760
8,060 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2020B-1,
5.000%, 2/15/52, (Mandatory Put 2/15/25)
8/24 at 100.00 BBB+   8,222,409
3,395 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding
Series 2015, 3.375%, 8/15/29
8/24 at 100.00 A+   3,367,025
1,800 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Saint Camillus Health System Inc, TEMPS 70 Series
2019B-2, 2.550%, 11/01/27
4/23 at 100.00 N/R   1,687,518
6,250 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Saint Camillus Health System Inc, TEMPS 85 Series
2019B-1, 2.825%, 11/01/28
4/23 at 100.00 N/R   5,519,875
Wisconsin Housing and Ecconomic Development
Authority, Home Ownership Revenue Bonds, Series
2019C:
1,770 2.200%, 3/01/31 9/28 at 100.00 AA   1,587,778
1,785 2.200%, 9/01/31 9/28 at 100.00 AA   1,590,078

Nuveen Limited Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
208
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 4,950 2.500%, 9/01/34 9/28 at 100.00 AA   $ 4,323,033
WPPI Energy, Wisconsin, Power Supply System Revenue
Bonds, Series 2014A:
755 5.000%, 7/01/25 7/24 at 100.00 A1   773,294
1,520 5.000%, 7/01/26 7/24 at 100.00 A1   1,557,392
1,170 5.000%, 7/01/27 7/24 at 100.00 A1   1,198,056
Total Wisconsin 175,727,658
Wyoming - 0.5%
20,555 Sweetwater County, Wyoming, Pollution Control Revenue Refunding
Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26
No Opt. Call A2   19,509,367
2,690 University of Wyoming, Facilities Revenue Bonds, Supplemental
Coverage Program, Refunding Series 2021A, 5.000%, 6/01/24
No Opt. Call AA-   2,759,295
2,510 Wyoming Community Development Authority, Housing Revenue
Bonds, 2019 Series 3, 2.450%, 12/01/34
12/28 at 100.00 AA+   2,324,461
1,240 Wyoming Community Development Authority, Housing Revenue
Bonds, 2020 Series 1, 2.625%, 12/01/35
6/29 at 100.00 AA+   1,124,010
2,500 Wyoming Community Development Authority, Housing Revenue
Bonds, 2020 Series 2, 2.100%, 12/01/35
6/30 at 100.00 AA+   2,054,075
5,300 Wyoming Community Development Authority, Housing Revenue
Bonds, 2021 Series 3, 2.000%, 12/01/36
12/30 at 100.00 AA+   4,351,194
Total Wyoming 32,122,402
Total Municipal Bonds (cost $6,683,811,630) 6,477,847,884
Shares Description (1) Value
X 216,734,161 COMMON STOCKS - 3.2%
X 216,734,161
Independent Power and Renewable Electricity Producers - 3.2%
2,813,414 Energy Harbor Corp (8),(9) $ 216,734,161
Total Independent Power and Renewable Electricity Producers 216,734,161
Total Common Stocks (cost $57,727,850) 216,734,161
Total Long-Term Investments (cost $6,741,539,480) 6,694,582,045
Other Assets & Liabilities, Net -   1.1% 72,660,074
Net Assets - 100% $ 6,767,242,119
(1) All percentages shown in the Portfolio of Investments are based on net assets.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(8) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020, for Beaver County
Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project,
Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding
Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development
Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23,
Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A,
3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project,
Refunding Series 2006B, 0.000%, 1/01/34,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority,
Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio
Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series
2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating
Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic
Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%,
12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor, Series 2006A, 2.550%, 11/01/41. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of
ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticiplate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(9) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA Securities Industry and Financial Market Association
SOFR Secured Overnight Financing Rate
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Nuveen Short Term Municipal Bond Fund
Portfolio of Investments March 31, 2023
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 99.2%
X 691,937,311 MUNICIPAL BONDS - 99.0%
X 691,937,311
Alabama - 4.5%
$ 6,335 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 3 Series 2018A, 4.000%, 12/01/48, (Mandatory Put 12/01/23)
9/23 at 100.31 A2   $ 6,343,616
4,170 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 4 Series 2019A-1, 4.000%, 12/01/49, (Mandatory Put
12/01/25)
9/25 at 100.38 A1   4,147,982
1,000 Black Belt Energy Gas District, Alabama, Gas Project Revenue Bonds,
Prepay Morgan Stanley Series 2022C-1, 5.250%, 6/01/24
No Opt. Call A1   1,016,420
450 Chatom Industrial Development Board, Alabama, Gulf Opportunity
Zone Revenue Bonds, PowerSouth Energy Cooperative, Refunding
Series 2020, 5.000%, 8/01/23 - AGM Insured
No Opt. Call AA   452,903
350 Gardendale, Alabama, General Obligation Warrants, Series 2021B,
4.000%, 5/01/25
No Opt. Call AA-   359,590
2,850 Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2
Revenue Bonds, Series 2020A, 4.000%, 12/01/50, (Mandatory Put
12/01/25)
9/25 at 100.58 A2   2,825,946
1,795 Mobile Industrial Development Board, Alabama, Pollution Control
Revenue Refunding Bonds, Alabama Power Company Barry Plan,
Series 2007A, 1.000%, 6/01/34, (Mandatory Put 6/26/25)
No Opt. Call A1   1,712,268
10,450 Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue
Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49,
(Mandatory Put 6/01/24)
3/24 at 100.29 A1   10,455,329
1,000 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 1, Series 2021A, 4.000%, 10/01/25
No Opt. Call A2   1,002,670
1,270 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 3, Fixed Rate Series 2022A-1, 5.000%, 12/01/26
No Opt. Call A1   1,328,776
1,000 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 4, Series 2022B-1, 5.000%, 8/01/25
No Opt. Call A2   1,022,760
598 Tuscaloosa County Industrial Development Authority, Alabama, Gulf
Opportunity Zone Bonds, Hunt Refining Project, Refunding Series
2019A, 4.500%, 5/01/32, 144A
5/29 at 100.00 N/R   524,177
Total Alabama 31,192,437
Arizona - 2.9%
1,320 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2007,
2.700%, 12/01/37, (AMT), (Mandatory Put 8/14/23)
No Opt. Call A   1,314,799
6,930 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2019,
5.000%, 6/01/49, (AMT), (Mandatory Put 6/03/24)
6/24 at 100.00 A   7,013,853
2,385 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2022-
2, 5.000%, 9/01/52, (AMT), (Mandatory Put 9/01/27)
3/27 at 100.00 A   2,500,267
1,000 Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada
Power Company Project, Refunding Series 2017B, 3.750%, 3/01/39,
(Mandatory Put 3/31/26)
No Opt. Call A+   1,009,420
500 Maricopa County Industrial Development Authority, Arizona, Hospital
Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/23
No Opt. Call A+   504,370

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 1,500 Maricopa County Unified School District 4 Mesa, Arizona, General
Obligation Bonds, 2018 Project, School Improvement Series 2022E,
5.000%, 7/01/24
No Opt. Call Aa2   $ 1,544,685
2,450 Maricopa County Unified School District 4 Mesa, Arizona, General
Obligation Bonds, School Improvement, Project of 2018 Series
2020C, 5.000%, 7/01/25
No Opt. Call Aa2   2,586,098
1,500 Phoenix Civic Improvement Corporation, Arizona, Airport Revenue
Bonds, Junior Lien Series 2019B, 5.000%, 7/01/24, (AMT)
No Opt. Call A+   1,531,725
2,000 Yavapai County Industrial Development Authority, Arizona, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Series 2003A-2,
2.200%, 3/01/28, (AMT), (Mandatory Put 6/03/24)
No Opt. Call A-   1,956,520
Total Arizona 19,961,737
California - 2.8%
3,520 California Infrastructure and Economic Development Bank, Revenue
Bonds, Brightline West Passenger Rail Project, Series 2020A, 3.650%,
1/01/50, (AMT), (Mandatory Put 1/31/24)
5/23 at 100.00 N/R   3,520,880
1,550 California Municipal Finance Authority, Solid Waste Disposal Revenue
Bonds, Waste Management Inc. Project, Series 2022A, 4.125%,
10/01/41, (AMT), (Mandatory Put 10/01/25)
7/25 at 100.00 A-   1,560,989
2,000 City of Los Angeles, California, Department of Airports Revenue Bonds,
Series 2017, 5.000%, 5/15/27, (AMT)
5/26 at 100.00 AA-   2,111,960
2,000 San Diego County Regional Airport Authority, California, Airport
Revenue Bonds, Subordinate Series 2021B, 5.000%, 7/01/26, (AMT)
No Opt. Call A+   2,114,680
7,465 San Francisco Airports Commission, California, Revenue Bonds, San
Francisco International Airport, Refunding Second Series 2017D,
5.000%, 5/01/23, (AMT), (ETM)
No Opt. Call A+  (4) 7,477,840
2,730 San Francisco Airports Commission, California, Revenue Bonds, San
Francisco International Airport, Refunding Second Series 2019H,
5.000%, 5/01/25, (AMT)
No Opt. Call A+   2,827,625
Total California 19,613,974
Colorado - 6.3%
660 Broadway Park North Metropolitan District 2, Denver, Colorado, Limited
Tax General Obligation Bonds, Refunding & Improvement Series
2020, 3.375%, 12/01/26, 144A
12/25 at 103.00 N/R   617,602
250 Canon City Area Fire Protection District, Fremont County, Colorado,
Certificates of Participation, Series 2021F, 4.000%, 12/01/25 - AGM
Insured
No Opt. Call AA   258,865
Colorado Educational and Cultural Facilities Authority,
Revenue Bonds, Aspen View Academy Project, Series
2021:
50 4.000%, 5/01/24 No Opt. Call Baa3   49,863
100 4.000%, 5/01/26 No Opt. Call Baa3   99,533
Colorado Health Facilities Authority, Colorado, Revenue
Bonds, AdventHealth Obligated Group, Series 2019B:
620 5.000%, 11/15/49, (Pre-refunded 11/19/26) No Opt. Call N/R  (4) 677,437
13,810 5.000%, 11/15/49, (Mandatory Put 11/19/26) No Opt. Call AA   14,738,170
1,750 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Adventist Health, Sunbelt Obligated Group, Series 2016C, 5.000%,
11/15/36, (Mandatory Put 11/15/26)
No Opt. Call AA   1,878,415
Colorado Health Facilities Authority, Colorado, Revenue
Bonds, Boulder Community Health Project, Series 2020:
300 5.000%, 10/01/23 No Opt. Call A-   302,874
350 5.000%, 10/01/24 No Opt. Call A-   359,681

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
212
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 200 5.000%, 10/01/25 No Opt. Call A-   $ 209,698
250 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/25
No Opt. Call A-   260,260
2,325 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49, (Mandatory
Put 8/01/25)
2/25 at 100.00 A-   2,402,934
Colorado Health Facilities Authority, Colorado, Revenue
Bonds, CommonSpirit Health, Series 2022A:
1,000 5.000%, 11/01/23 No Opt. Call A-   1,010,600
1,000 5.000%, 11/01/24 No Opt. Call A-   1,029,590
1,605 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Intermountain Healthcare, Series 2022A, 5.000%, 5/15/62,
(Mandatory Put 8/17/26)
2/26 at 101.30 AA+   1,731,731
750 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford
Health, Series 2019A, 5.000%, 11/01/24
No Opt. Call AA-   773,363
Crystal Valley Metropolitan District 2, Douglas County,
Colorado, Limited Tax General Obligation Bonds,
Refunding & Improvement Series 2020A:
140 5.000%, 12/01/23 - AGM Insured No Opt. Call AA   142,064
175 5.000%, 12/01/24 - AGM Insured No Opt. Call AA   181,475
Denver City and County, Colorado, Airport System
Revenue Bonds, Series 2022A:
3,000 5.000%, 11/15/25, (AMT) No Opt. Call AA-   3,152,280
2,115 5.000%, 11/15/26, (AMT) No Opt. Call AA-   2,260,427
Denver City and County, Colorado, Airport System
Revenue Bonds, Series 2022D:
2,000 5.000%, 11/15/25, (AMT) No Opt. Call AA-   2,101,520
3,500 5.250%, 11/15/26, (AMT) No Opt. Call AA-   3,777,935
2,000 Denver City and County, Colorado, Airport System Revenue Bonds,
Subordinate Lien Series 2018A, 5.000%, 12/01/25, (AMT)
No Opt. Call A+   2,090,460
200 Foothills Park and Recreation District, Jefferson County, Colorado, Lease
Revenue Bonds, Certificates of Participation, Series 2021, 4.000%,
12/01/25
No Opt. Call AA-   207,256
Gold Hill Mesa Metropolitan District 2, Colorado
Springs, El Paso County, Colorado, Limited Tax General
Obligation and Special Revenue Bonds, Refunding &
Improvement Series 2022A:
215 5.000%, 12/01/24 - BAM Insured No Opt. Call AA   221,188
290 5.000%, 12/01/26 - BAM Insured No Opt. Call AA   306,066
525 Groundwater Management Subdistrict, Adams, Morgan and Weld
Counties, Colorado, Limited Tax General Obligation Bonds, Series
2021, 5.000%, 12/01/24 - BAM Insured
No Opt. Call AA   545,291
North Pine Vistas Metropolitan District 3, Castle Pines,
Douglas County, Colorado, Limited Tax General
Obligation Bonds, Refunding & Improvement Senior
Series 2021A:
100 5.000%, 12/01/23 - AGM Insured No Opt. Call AA   101,342
220 5.000%, 12/01/24 - AGM Insured No Opt. Call AA   227,594
Prairiestar Metropolitan District 2, Larimer County,
Colorado, Limited Tax General Obligation Bonds,
Refunding & Improvement Series 2021A:
100 5.000%, 12/01/23 - BAM Insured No Opt. Call AA   101,342
190 5.000%, 12/01/24 - BAM Insured No Opt. Call AA   196,872
100 5.000%, 12/01/25 - BAM Insured No Opt. Call AA   105,965

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 275 Rendezous Residential Metropolitan District, Grand County, Colorado,
Limited Tax General Obligation Bonds, Refunding Series 2022,
4.000%, 12/01/24 - AGM Insured
No Opt. Call AA   $ 280,101
1,000 Sand Creek Metropolitan District, Colorado, General Obligation Limited
Tax Bonds, Refunding Series 2020A, 4.000%, 12/01/23 - AGM Insured
No Opt. Call AA   1,008,070
260 Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General
Obligation and Special Revenue Bonds, Convertible to Unlimited Tax
Refunding Subordinate Series 2019, 5.000%, 12/15/24 - AGM Insured
No Opt. Call AA   269,329
200 Westminster Public Schools, Adams County, Colorado, Certificates of
Participation, Improvement Series 2020A, 4.000%, 12/01/24 - AGM
Insured
No Opt. Call AA   203,808
Total Colorado 43,881,001
Connecticut - 1.2%
365 Connecticut State, General Obligation Bonds, Refunding Series 2022D,
5.000%, 9/15/25
No Opt. Call AA-   387,480
1,000 Connecticut State, General Obligation Bonds, Series 2022C, 4.000%,
6/15/25
No Opt. Call AA-   1,033,390
5,000 Danbury, Connecticut, General Obligation Bonds, Anticipation Notes
Series 2022, 3.000%, 7/13/23
No Opt. Call N/R   5,002,750
1,600 University of Connecticut, General Obligation Bonds, Series 2022A,
5.000%, 5/01/24
No Opt. Call AA-   1,641,248
Total Connecticut 8,064,868
District of Columbia - 1.8%
6,005 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/26, (AMT)
No Opt. Call AA-   6,403,672
Metropolitan Washington D.C. Airports Authority, Airport
System Revenue Bonds, Refunding Series 2022A:
4,480 5.000%, 10/01/24, (AMT) No Opt. Call Aa3   4,598,630
1,700 5.000%, 10/01/25, (AMT) No Opt. Call Aa3   1,781,600
Total District of Columbia 12,783,902
Florida - 3.8%
1,000 Broward County, Florida, Airport System Revenue Bonds, Series 2015A,
5.000%, 10/01/23, (AMT)
No Opt. Call A+   1,007,630
1,300 Broward County, Florida, Airport System Revenue Bonds, Series 2019A,
5.000%, 10/01/24, (AMT)
No Opt. Call A+   1,330,602
750 Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B,
5.000%, 9/01/23, (AMT)
No Opt. Call A1   757,357
4,000 Florida Development Finance Corporation, Florida, Surface
Transportation Facility Revenue Bonds, Virgin Trains USA Passenger
Rail Project, Series 2019A, 6.250%, 1/01/49, (AMT), (Mandatory Put
1/01/24), 144A
5/23 at 101.00 N/R   3,960,440
4,000 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%,
7/01/57, (AMT), (Mandatory Put 8/15/24)
5/23 at 100.00 N/R   3,950,320
2,500 Florida Development Finance Corporation, Revenue Bonds, Brightline
Passenger Rail Expansion Project, Series 2022A, 7.250%, 7/01/57,
(AMT), (Mandatory Put 10/03/23), 144A
5/23 at 103.00 N/R   2,519,800
1,035 Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue
Bonds, Series 2019A, 5.000%, 10/01/25, (AMT)
No Opt. Call AA-   1,084,680
2,600 Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series
2022A, 5.000%, 10/01/26, (AMT)
No Opt. Call A   2,767,284

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
214
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 2,465 Orange County Health Facilities Authority, Florida, Hospital Revenue
Bonds, Advent Health Obligated Group, Series 2021C, 5.000%,
11/15/52, (Mandatory Put 11/15/26)
No Opt. Call AA   $ 2,645,882
School Board of Duval County, Florida, Certificates of
Participation, Series 2022A:
2,500 5.000%, 7/01/24 No Opt. Call A+   2,571,375
3,000 5.000%, 7/01/25 - AGM Insured No Opt. Call AA   3,153,900
Tampa, Florida, Hospital Revenue Bonds, H. Lee Moffitt
Cancer Center Project, Series 2020B:
340 5.000%, 7/01/25 No Opt. Call A2   354,797
225 5.000%, 7/01/26 No Opt. Call A2   239,186
Total Florida 26,343,253
Georgia - 1.9%
1,000 Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series
2020B, 5.000%, 7/01/24, (AMT)
No Opt. Call Aa3   1,022,870
580 Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series
2021C, 5.000%, 7/01/26, (AMT)
No Opt. Call Aa3   615,647
3,555 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2019B, 4.000%, 8/01/49, (Mandatory Put 12/02/24)
9/24 at 100.43 Aa2   3,574,695
2,000 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2021A, 4.000%, 7/01/52, (Mandatory Put 9/01/27)
6/27 at 100.65 Aa1   2,000,100
1,100 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2021C, 4.000%, 12/01/25
No Opt. Call A3   1,098,592
700 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022B, 5.000%, 6/01/25
No Opt. Call A3   714,301
1,295 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022C, 4.000%, 11/01/24, 144A
No Opt. Call BBB-   1,282,322
Main Street Natural Gas Inc., Georgia, Gas Supply
Revenue Bonds, Series 2023A:
1,000 5.000%, 6/01/26 No Opt. Call A3   1,030,280
1,000 5.000%, 6/01/27 No Opt. Call A3   1,039,140
Private Colleges and Universities Authority, Georgia,
Revenue Bonds, Mercer University, Series 2021:
400 5.000%, 10/01/24 No Opt. Call A3   412,184
425 5.000%, 10/01/25 No Opt. Call A3   446,866
Total Georgia 13,236,997
Hawaii - 0.2%
Hawaii State, Harbor System Revenue Bonds, Series
2020A:
600 5.000%, 7/01/24, (AMT) No Opt. Call Aa3   616,014
800 5.000%, 7/01/25, (AMT) No Opt. Call Aa3   832,160
Total Hawaii 1,448,174
Illinois - 8.2%
Board of Trustees of Southern Illinois University,
Housing and Auxiliary Facilities System Revenue Bonds,
Refunding Series 2021A:
650 4.000%, 4/01/23 - BAM Insured No Opt. Call AA   650,000
1,200 4.000%, 4/01/25 - BAM Insured No Opt. Call AA   1,219,368
400 Champaign County Community Unit School District 166 Urbana,
Illinois, General Obligation Bonds, Limited Tax Series 2021B, 3.000%,
12/01/24 - AGM Insured
No Opt. Call AA   402,152

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 425 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2019A, 0.000%, 12/01/25
No Opt. Call BB+   $ 385,135
1,475 Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue
Bonds, Federal Transit Administration Section 5307 Urbanized Area
Formula Funds, Refunding Series 2017, 5.000%, 6/01/24
No Opt. Call A+   1,506,196
1,000 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Refunding Senior Lien Series 2022C, 5.000%, 1/01/25
No Opt. Call A+   1,031,190
Chicago, Illinois, Midway Airport Revenue Bonds,
Refunding Second Lien Series 2014A:
2,000 5.000%, 1/01/26 1/24 at 100.00 A   2,020,260
1,040 5.000%, 1/01/27 1/24 at 100.00 A   1,049,953
1,000 Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second
Lien Series 2016A, 5.000%, 1/01/26
No Opt. Call A   1,042,930
1,165 Cook County School District 78 Rosemont, Illinois, General Obligation
Bonds, Series 2020, 5.000%, 12/01/26 - AGM Insured
No Opt. Call AA   1,256,185
Cook County, Illinois, General Obligation Bonds,
Refunding Series 2021A:
2,500 5.000%, 11/15/24 No Opt. Call AA-   2,581,500
800 5.000%, 11/15/25 No Opt. Call AA-   844,120
650 Geneva, Kane County, Illinois, General Obligation Bonds, Waterworks &
Sewage Alternate Revenue Source, Refunding Series 2021, 4.000%,
2/01/25
No Opt. Call Aa2   664,391
Illinois Finance Authority, Health Services Facility Lease
Revenue Bonds, Provident Group - UIC Surgery Center,
LLC - University of Illinois Health Services Facility Project,
Series 2020:
400 5.000%, 10/01/23 No Opt. Call BBB+   403,636
400 5.000%, 10/01/24 No Opt. Call BBB+   410,004
400 5.000%, 10/01/25 No Opt. Call BBB+   416,172
Illinois Finance Authority, Revenue Bonds, Northshore
University HealthSystem, Series 2020A:
1,000 5.000%, 8/15/23 No Opt. Call AA-   1,007,850
1,000 5.000%, 8/15/24 No Opt. Call AA-   1,029,730
5,975 Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
Series 2020B-1, 5.000%, 5/15/50, (Mandatory Put 11/15/24)
5/24 at 100.00 A+   6,081,893
4,670 Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
Series 2020B-2, 5.000%, 5/15/50, (Mandatory Put 11/15/26)
5/26 at 100.00 A+   4,938,338
2,090 Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Fixed
Period Series 2021A, 5.000%, 8/15/25
No Opt. Call AA-   2,194,061
1,145 Illinois Finance Authority, Revenue Bonds, University of Chicago
Medicine, Series 2022B-1, 5.000%, 8/15/52, (Mandatory Put 8/15/25)
5/25 at 100.00 AA-   1,194,716
575 Illinois Finance Authority, Water Facilities Revenue Bonds, American
Water Capital Corporation Project, Refunding Series 2020, 0.700%,
5/01/40, (Mandatory Put 9/01/23)
No Opt. Call A   568,853
2,000 Illinois State, General Obligation Bonds, May Series 2020, 5.500%,
5/01/24
No Opt. Call A-   2,051,920
Illinois State, General Obligation Bonds, November
Series 2017D:
3,100 5.000%, 11/01/23 No Opt. Call A-   3,134,534
2,500 5.000%, 11/01/26 No Opt. Call A-   2,673,625
3,250 Illinois State, General Obligation Bonds, Refunding June Series 2022B,
5.000%, 3/01/25
No Opt. Call A-   3,368,365

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
216
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 2,200 Illinois State, Sales Tax Revenue Bonds, Build Illinois, Refunding Junior
Obligation September Series 2021C, 5.000%, 6/15/27
No Opt. Call A   $ 2,340,030
5,225 Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding
Senior Lien Series 2019C, 5.000%, 1/01/25
No Opt. Call AA-   5,442,151
400 Joliet Park District, Will County, Illinois, General Obligation Bonds,
Limited Tax Park Series 2021, 4.000%, 2/01/24 - BAM Insured
No Opt. Call AA   403,484
355 Macon County School District 61 Decatur, Illinois, General Obligation
Bonds, Alternate Revenue Source Refunding School Series 2020C,
4.000%, 1/01/26 - AGM Insured
No Opt. Call AA   367,098
Peoria, Illinois, General Obligation Bonds, Refunding
Series 2021C:
415 5.000%, 1/01/25 - AGM Insured No Opt. Call AA   431,384
2,245 5.000%, 1/01/26 - AGM Insured No Opt. Call AA   2,364,883
Southwestern Illinois Development Authority, Local
Government Program Revenue Bonds, Southwestern
Illinois Flood District Council Project, Series 2020:
500 4.000%, 4/15/23 No Opt. Call AA-   500,185
450 5.000%, 4/15/24 No Opt. Call AA-   460,373
1,010 Will County Community Unit School District 201-U Crete-Monee,
Illinois, General Obligation Bonds, Capital Appreciation Series 2005,
0.000%, 11/01/25 - NPFG Insured, (ETM)
No Opt. Call N/R  (4) 940,138
Total Illinois 57,376,803
Indiana - 2.2%
1,235 Clark-Pleasant Community School Building Corporation, Indiana, First
Mortgage Bonds, Refunding Series 2021B, 4.000%, 7/15/25
No Opt. Call AA+   1,267,752
550 Columbus Multi-School Building Corporation, Bartholomew County,
Indiana, First Mortgage Revenue Bonds, Refunding and Improvement
Series 2021, 4.000%, 1/15/25
No Opt. Call AA+   562,535
950 Elkhart Community School Building Corporation, Indiana, First
Mortgage Bonds, Series 2021, 5.000%, 1/15/25
No Opt. Call AA+   985,701
1,500 Franklin, Indiana, Economic Development Revenue Bonds, Otterbein
Homes Obligated Group, Series 2019B, 5.000%, 7/01/24
No Opt. Call A   1,523,655
5,500 Indiana Finance Authority, Environmental Improvement Revenue
Bonds, Fulcrum CenterPoint, LLC Project, Series 2022, 4.500%,
12/15/46, (AMT), (Mandatory Put 11/15/23)
5/23 at 100.00 Aaa   5,500,825
1,625 Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity
Health Obligation Group, Long Term Rate Series 2019B, 2.250%,
12/01/58, (Mandatory Put 7/01/25)
1/25 at 100.00 AA   1,595,880
700 Indiana Finance Authority, Hospital Revenue Bonds, Marion General
Hospital Project, Series 2021A, 5.000%, 7/01/26
No Opt. Call A   738,584
1,065 Metropolitan School District Washington Township School Building
Corporation, Indianapolis, Indiana, First Mortgage Bonds, 2016
Referendum Projects, Series 2021A, 5.000%, 7/15/25
No Opt. Call AA+   1,122,403
400 Mount Vernon of Hancock County Multi-School Building Corporation,
Indiana, First Mortgage Bonds, Series 2022, 5.000%, 1/15/27
No Opt. Call AA+   434,932
Vigo County, Indiana, Ad Valorem Property Tax First
Mortgage Bonds, Series 2021:
525 4.000%, 1/15/25 No Opt. Call AA+   537,243
535 4.000%, 7/15/25 No Opt. Call AA+   551,580
730 Warrick County, Indiana, Environmental Improvement Revenue Bonds,
Southern Indiana Gas and Electric Company, Series 2015, 0.875%,
9/01/55, (AMT), (Mandatory Put 9/01/23)
No Opt. Call A1   723,174
Total Indiana 15,544,264

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Iowa - 2.0%
Iowa Finance Authority Senior Living Facilities Revenue
Bonds, Sunrise Retirement Community Project,
Refunding Series 2021:
$ 335 4.000%, 9/01/24 No Opt. Call N/R   $ 327,335
115 4.000%, 9/01/25 No Opt. Call N/R   110,504
7,000 Iowa Finance Authority, Solid Waste Facility Revenue Bonds, Gevo NW
Iowa RNG, LLC Renewable Natural Gas Project, Green Series 2021,
1.500%, 1/01/42, (Mandatory Put 4/01/24)
4/23 at 100.00 Aa3   6,886,740
2,500 Sioux City Community School District, Iowa, School Infrastructure
Sales, Services and Use Tax Revenue Bonds, Refunding Series 2020,
3.000%, 10/01/24 - BAM Insured
No Opt. Call AA   2,508,400
3,750 Southeast Polk Community School District, Polk, Jasper and Marion
Counties, Iowa, General Obligation Bonds, School Series 2020A,
5.000%, 5/01/25
No Opt. Call AA-   3,934,200
Total Iowa 13,767,179
Kansas - 0.2%
500 Kansas Municipal Energy Agency, Power Project Revenue Bonds,
Dogwood Project, Series 2018A, 5.000%, 4/01/23 - BAM Insured
No Opt. Call AA   500,000
1,055 Wyandotte County-Kansas City Unified Government, Kansas, Utility
System Revenue Bonds, Improvement Series 2016A, 5.000%, 9/01/26
9/25 at 100.00 A   1,111,696
Total Kansas 1,611,696
Kentucky - 1.0%
3,785 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2018B, 4.000%, 1/01/49, (Mandatory Put 1/01/25)
10/24 at 100.24 A2   3,783,524
3,500 Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series
2019C-1, 4.000%, 2/01/50, (Mandatory Put 2/01/28)
11/27 at 100.47 A1   3,456,390
Total Kentucky 7,239,914
Louisiana - 2.7%
Louisiana Local Government Environmental Facilities
and Community Development Authority, Louisiana,
Insurance Assessment Revenue Bonds, Louisiana
Insurance Guaranty Association Project, Series 2022B:
3,250 5.000%, 8/15/25 No Opt. Call A1   3,419,455
3,250 5.000%, 8/15/26 No Opt. Call A1   3,492,060
6,000 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner
Clinic Foundation Project, Series 2020B, 5.000%, 5/15/50, (Mandatory
Put 5/15/25)
11/24 at 102.04 A   6,214,260
1,000 Louisiana Stadium and Exposition District, Revenue Bonds, Bond
Anticipation Notes Series 2021, 4.000%, 7/03/23
5/23 at 100.00 BBB+   1,000,610
1,970 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37,
(Mandatory Put 7/01/26) (WI/DD, Settling 4/03/23)
No Opt. Call BBB-   1,970,000
2,500 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017B-1, 2.125%, 6/01/37,
(Mandatory Put 7/01/24)
No Opt. Call BBB-   2,441,925
Total Louisiana 18,538,310
Maryland - 0.2%
1,040 Maryland Health and HIgher Educational Facilities Authority,  Revenue
Bonds, University of Maryland Medical Systems, Series 2020B-1,
5.000%, 7/01/45, (Mandatory Put 7/01/25)
1/25 at 100.00 A   1,075,121
Total Maryland 1,075,121

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
218
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Massachusetts - 3.3%
$ 9,000 Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds,
Anticipation Note Subordinated Sustainability Series 2021, 4.000%,
5/01/25
No Opt. Call AA   $ 9,279,720
Massachusetts Development Finance Agency, Revenue
Bonds, Wellforce Issue, Series 2020C:
725 5.000%, 10/01/25 - AGM Insured No Opt. Call AA   759,981
350 5.000%, 10/01/26 - AGM Insured No Opt. Call AA   374,318
210 Massachusetts Development Finance Agency, Revenue Bonds, Williams
College, Series 2011N, 0.450%, 7/01/41, (Mandatory Put 7/01/25)
1/25 at 100.00 AA+   195,674
Massachusetts Educational Financing Authority,
Education Loan Revenue Bonds, Issue L, Senior Series
2020B:
880 5.000%, 7/01/25, (AMT) No Opt. Call AA   911,513
1,250 5.000%, 7/01/26, (AMT) No Opt. Call AA   1,318,900
1,850 Massachusetts Educational Financing Authority, Education Loan
Revenue Bonds, Issue M Senior Series 2022B, 5.000%, 7/01/25, (AMT)
No Opt. Call AA   1,918,265
Massachusetts Educational Financing Authority,
Education Loan Revenue Bonds, Issue M, Taxable Senior
Series 2021B:
1,075 5.000%, 7/01/25, (AMT) No Opt. Call AA   1,114,667
1,000 5.000%, 7/01/26, (AMT) No Opt. Call AA   1,058,290
1,000 Massachusetts Educational Financing Authority, Education Loan
Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/23, (AMT)
No Opt. Call AAA   1,004,240
5,000 Massachusetts Port Authority, Revenue Bonds, Series 2019A, 5.000%,
7/01/26, (AMT)
No Opt. Call AA   5,307,300
Total Massachusetts 23,242,868
Michigan - 1.1%
1,680 Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit
Group, Refunding Series 2016E-1, 4.000%, 11/15/44, (Mandatory Put
8/15/24)
No Opt. Call AA+   1,700,177
2,780 Michigan Finance Authority, State Aid Revenue Notes, Series 2022A,
5.000%, 7/20/23
No Opt. Call N/R   2,798,376
Novi Community School District, Oakland County,
Michigan, General Obligation Bonds, School Building &
Site Series 2022-II:
1,000 4.000%, 5/01/24 No Opt. Call Aa2   1,013,650
1,000 4.000%, 5/01/25 No Opt. Call Aa2   1,024,780
1,000 Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue
Bonds, William Beaumont Hospital Obligated Group, Refunding
Series 2014D, 5.000%, 9/01/23, (ETM)
No Opt. Call AA  (4) 1,009,890
Total Michigan 7,546,873
Minnesota - 5.7%
515 Alexandria Independent School District 206, Douglas County,
Minnesota, General Obligation Bonds, Series 2021A, 3.000%,
2/01/26
No Opt. Call A2   516,159
145 Apple Valley, Minnesota Senior Housing Revenue Bonds, PHS Apple
Valley Senior Housing, Inc. Orchard Path Phase II Project, Series 2021,
4.000%, 9/01/25
No Opt. Call N/R   144,174
690 Becker Independent School District 726, Minnesota, General
Obligation Bonds, School Building Series 2022A, 0.000%, 2/01/26
No Opt. Call Aa1   634,993

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
Central Minnesota Municipal Power Agency, Revenue
Bonds, Brookings - Southeast Twin Cities Transmission
Project, Refunding Series 2021:
$ 265 5.000%, 1/01/25 - AGM Insured No Opt. Call AA   $ 275,738
270 5.000%, 1/01/26 - AGM Insured No Opt. Call AA   287,871
210 Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds,
Chosen Valley Care Center Project, Refunding Series 2019, 4.000%,
9/01/23
No Opt. Call N/R   209,051
1,000 Columbia Heights, Minnesota, Multifamily Revenue Housing Bonds,
42nd & Central Apartments Project, Series 2022A, 2.700%, 7/01/25,
(Mandatory Put 7/01/24)
1/24 at 100.00 Aaa   991,600
150 Duluth Independent School District 709, Minnesota, Certificates of
Participation, Refunding Series 2021B, 3.000%, 3/01/24
No Opt. Call Baa3   148,434
1,130 Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes
International Language Academy, Series 2019A, 4.375%, 8/01/29
8/27 at 102.00 BB+   1,101,592
125 Luverne, Minnesota, Electric Revenue Bonds, Series 2022A, 3.000%,
12/01/24 - AGM Insured
No Opt. Call AA   125,801
500 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua
Academy Project, Series 2013A, 6.000%, 7/01/33
7/23 at 100.00 BB+   501,060
Minneapolis-Saint Paul Housing and Redevelopment
Authority, Minnesota, Health Care System Revenue
Bonds, Allina Health System, Refunding Series 2017A:
1,000 5.000%, 11/15/24 No Opt. Call AA-   1,034,360
1,315 5.000%, 11/15/25 No Opt. Call AA-   1,392,638
1,530 Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,
Airport Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%,
1/01/26
No Opt. Call AA-   1,631,684
1,000 Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,
Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B,
5.000%, 1/01/25, (AMT)
1/24 at 100.00 A+   1,014,200
2,000 Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,
Airport Revenue Bonds, Refunding Subordinate Lien Series 2019B,
5.000%, 1/01/26, (AMT)
No Opt. Call A+   2,085,860
1,035 Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,
Airport Revenue Bonds, Subordinate Lien Series 2022B, 5.000%,
1/01/25, (AMT)
No Opt. Call A+   1,069,062
435 Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint
John's University, Refunding Series 2021, 4.000%, 10/01/24
No Opt. Call A2   441,181
640 Minnesota Housing Finance Agency, Housing Infrastructure State
Appropriation Bonds, Series 2020A, 4.000%, 8/01/25
No Opt. Call AA+   660,608
185 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2020A, 1.450%, 7/01/24, (AMT)
No Opt. Call AA+   180,880
280 Minnesota Housing Finance Agency, Residential Housing Finance
Bonds, Series 2021C, 0.450%, 7/01/23, (AMT)
No Opt. Call AA+   278,135
7,000 Minnesota Municipal Gas Agency, Commodity Supply Revenue Bonds,
Series 2022A, 4.000%, 12/01/52, (Mandatory Put 12/01/27)
9/27 at 100.37 Aa1   7,089,460
325 Minnesota Office of Higher Education, Supplemental Student Loan
Program Revenue Bonds, 2020 Senior Series, 5.000%, 11/01/24,
(AMT)
No Opt. Call AA   333,102
400 Minnesota Office of Higher Education, Supplemental Student Loan
Program Revenue Bonds, Senior Series 2018, 5.000%, 11/01/23,
(AMT)
No Opt. Call AAA   404,124

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
220
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
$ 685 Minnesota Rural Water Finance Authority, Public Projects Construction
Notes, Series 2022, 2.625%, 12/01/23
5/23 at 100.00 N/R   $ 680,102
310 Montrose, Minnesota, General Obligation Bonds, Series 2021A,
2.000%, 2/01/25
No Opt. Call AA   304,770
750 Moorhead, Minnesota, General Obligation Bonds, Improvement Series
2022A, 5.000%, 2/01/26
No Opt. Call Aa3   802,447
Mountain Lake, Minnesota, General Obligation Bonds,
Series 2021A:
190 2.000%, 12/15/23 No Opt. Call A+   188,565
250 2.000%, 12/15/25 No Opt. Call A+   244,680
720 North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly
Gardens Project, Refunding Series 2016, 4.000%, 10/01/23
No Opt. Call N/R   720,065
500 Northern Municipal Power Agency, Minnesota, Electric System Revenue
Bonds, Series 2016, 5.000%, 1/01/26
No Opt. Call A-   531,590
860 Roseville Independent School District 623, Ramsey County, Minnesota,
Certificates of Participation, Series 2021A, 5.000%, 4/01/23
No Opt. Call Baa1   860,000
2,470 Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare
Health System, Refunding Series 2014B, 5.000%, 5/01/23
No Opt. Call AA-   2,473,730
1,895 Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare
Health System, Series 2016A, 5.000%, 5/01/27
5/26 at 100.00 AA-   2,006,653
250 Saint Joseph, Minnesota, General Obligation Bonds, Series 2021A,
4.000%, 12/15/25
No Opt. Call AA-   259,362
1,000 Saint Louis Park Independent School District 283, Hennepin County,
Minnesota, General Obligation Bonds, School Building Series 2018A,
5.000%, 2/01/24
No Opt. Call Aa1   1,019,670
360 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Nova Classical Academy, Refunding
Series 2021A, 2.000%, 9/01/26
9/24 at 102.00 BB+   328,856
175 Saint Paul Housing and Redevelopment Authority, Minnesota, Health
Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%,
11/15/27
No Opt. Call BBB+   189,655
1,000 Saint Paul Housing and Redevelopment Authority, Minnesota,
Multifamily Housing Revenue Bonds, Dale Street Project, Series 2023,
3.500%, 12/01/25, (Mandatory Put 6/01/24)
12/23 at 100.00 AA+   997,130
200 Saint Paul Housing and Redevelopment Authority, Minnesota, Senior
Housing and Health Care Revenue Bonds, Episcopal Church Homes
Project, Refunding Senior Series 2021A, 1.650%, 11/01/23, 144A
No Opt. Call N/R   196,400
Sartell, Minnesota, Health Care and Housing Facilities
Revenue Bonds, Country Manor Campus LLC Project,
Series 2022A:
385 3.000%, 9/01/23 No Opt. Call N/R   383,233
320 3.500%, 9/01/24 No Opt. Call N/R   314,688
Shakopee Independent School District 720, Scott
County, Minnesota, Certificates of Participation, Series
2021B:
550 4.000%, 2/01/25 No Opt. Call Baa1   560,225
300 4.000%, 2/01/26 No Opt. Call Baa1   308,610
2,685 St. Paul Housing and Redevelopment Authority, Minnesota, Hospital
Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/24,
(ETM)
No Opt. Call N/R  (4) 2,784,399

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
Wayzata, Minnesota Senior Housing Revenue Bonds,
Folkestone Senior Living Community, Refunding Series
2019:
$ 300 3.000%, 8/01/23 No Opt. Call N/R   $ 298,764
400 3.000%, 8/01/24 No Opt. Call N/R   393,304
400 3.000%, 8/01/25 8/24 at 102.00 N/R   388,080
270 Zumbro Education District 6012, Minnesota, Certificates of Participation
Series 2021A, 4.000%, 2/01/24
No Opt. Call Baa1   272,792
Total Minnesota 40,059,537
Mississippi - 0.1%
1,000 Warren County, Mississippi, Environmental Improvement Revenue
Bonds, International Paper Company Project, Refunding Series 2020B,
1.600%, 8/01/27, (AMT), (Mandatory Put 6/16/25)
No Opt. Call BBB   936,880
Total Mississippi 936,880
Missouri - 4.5%
230 Arnold Retail Corridor Transportation Development District, Missouri,
Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28
11/24 at 100.00 N/R   215,855
1,000 Cass County Reorganized School District R-II, Cass County, Missouri,
General Obligation Bonds, Missouri Direct Deposit Program, School
Building Series 2021, 5.000%, 3/01/24
No Opt. Call AA+   1,021,200
Central Southwest Missouri Community College District,
Missouri, Certificates of Participation, Ozarks Technical
Community College, Series 2021:
300 5.000%, 3/01/24 No Opt. Call AA-   306,006
250 5.000%, 3/01/25 No Opt. Call AA-   260,688
800 Greene County, Missouri, Certificates of Participation, Capital Projects,
Series 2021A, 4.000%, 3/01/26
No Opt. Call Aa2   831,024
1,015 Jefferson City School District, Missouri, General Obligation Bonds,
Refunding Series 2021, 4.000%, 3/01/25
No Opt. Call AA+   1,042,689
Jennings, Saint Louis County, Missouri, Certificates of
Participation, Series 2021:
265 4.000%, 3/01/24 No Opt. Call A-   267,327
230 4.000%, 3/01/25 No Opt. Call A-   234,342
650 Joplin Industrial Development Authority, Missouri, Health Facilities
Revenue Bonds, Freeman Health System, Series 2015, 5.000%,
2/15/24
No Opt. Call A+   660,868
400 Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri
Projects, Series 2021A, 5.000%, 4/01/25
No Opt. Call AA-   419,412
130 Kansas City, Missouri, Special Obligation Bonds, Main Streetcar
Extension Project, Series 2021D, 3.000%, 9/01/25
No Opt. Call AA-   130,109
100 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Refunding Series
1998A, 2.900%, 9/01/33
7/27 at 102.00 A   96,171
1,000 Missouri Environmental Improvement and Energy Resources Authority,
Revenue Bonds, Union Electric Company Project, Series 1998B,
2.900%, 9/01/33
7/27 at 102.00 A   961,710
600 Missouri Environmental Improvement and Energy Resources Authority,
Water Facility Revenue Bonds, Jefferson County Water Authority
Project, Series 2021A, 4.000%, 7/01/23
No Opt. Call A   601,698
Missouri Health and Educational Facilities Authority,
Educational Facilities Revenue Bonds, Southeast
Missouri State University, Refunding Series 2019:
200 5.000%, 10/01/23 No Opt. Call A   202,062

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
222
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 505 5.000%, 10/01/24 No Opt. Call A   $ 519,786
1,000 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, BJC Health System, Series 2021A, 4.000%, 7/01/26
No Opt. Call AA   1,044,020
5,675 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, BJC Health System, Series 2021B, 4.000%, 5/01/51,
(Mandatory Put 5/01/26)
No Opt. Call AA   5,873,795
665 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, Capital Region Medical Center, Series 2020, 4.000%,
11/01/23
No Opt. Call Ba2   662,872
475 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/25
No Opt. Call A2   500,949
400 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, SSM Health Care, Variable Rate Series 2018C,
5.000%, 6/01/36, (Mandatory Put 6/01/23)
4/23 at 100.00 AA-   400,428
250 Missouri Health and Educational Facilities Authority, Revenue Bonds,
Lake Regional Health System, Series 2021, 5.000%, 2/15/26
No Opt. Call BBB+   260,918
260 Missouri Health and Educational Facilities Authority, Revenue Bonds,
Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/25
No Opt. Call BBB   261,557
285 Missouri Health and Educational Facilities Authority, Revenue Bonds,
Wright Memorial Hospital, Series 2019, 5.000%, 9/01/23
No Opt. Call BBB-   286,679
500 Missouri Joint Municipal Electric Utility Commission, Power Supply
System Revenue Bonds, Gree Bonds, MoPEP Facilities, Series 2022,
5.000%, 12/01/26
No Opt. Call A2   539,860
Missouri State University, Auxiliary Enterprise System
Revenue Bonds, Series 2019A:
230 5.000%, 10/01/23 No Opt. Call A+   232,541
225 5.000%, 10/01/24 No Opt. Call A+   231,955
500 Nixa Public Schools, Missouri, Certificates of Participation, Series 2021,
4.000%, 4/01/24
No Opt. Call A   505,435
1,290 Normandy Schools Collaborative Joint Executive Governing Board,
Saint Loius County, Missouri, General Obligation Bonds, Series
2021B, 4.000%, 3/01/25
No Opt. Call AA+   1,320,818
150 Plaza at Noah's Ark Community Improvement District, Saint Charles,
Missouri, Tax Increment and Improvement District Revenue Bonds,
Series 2021, 3.000%, 5/01/23
No Opt. Call N/R   149,846
275 Rock Creek Public Sewer District, Missouri, Certificates of Participation,
Series 2021, 3.000%, 4/01/25
No Opt. Call A+   275,633
Saint Louis County Industrial Development Authority,
Missouri, Health Facilities Revenue Bonds, Ranken-
Jordan Project, Refunding & Improvement Series 2016:
725 5.000%, 11/15/24 No Opt. Call N/R   725,457
630 5.000%, 11/15/26 11/25 at 100.00 N/R   633,364
Saint Louis, Missouri, Airport Revenue Bonds, Lambert-
St. Louis International Airport, Refunding Series 2022:
500 5.000%, 7/01/24, (AMT) No Opt. Call A2   510,880
1,120 5.000%, 7/01/25, (AMT) No Opt. Call A2   1,158,875
1,170 5.000%, 7/01/26, (AMT) No Opt. Call A2   1,230,805
4,845 Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series
2015, 3.250%, 8/01/27
8/25 at 100.00 AA+   4,869,128
1,710 Springfield, Missouri, Special Obligation Bonds, Refunding Series
2017B, 5.000%, 7/01/24, (AMT)
No Opt. Call Aa2   1,749,313
Total Missouri 31,196,075

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Montana - 0.1%
$ 500 Montana State, General Obligation Bonds, Series 2020C, 2.000%,
8/01/23
No Opt. Call Aa1   $ 498,695
Total Montana 498,695
Nebraska - 0.9%
Douglas County Hospital Authority 2, Nebraska, Health
Facilities Revenue Bonds, Children's Hospital Obligated
Group, Refunding Series 2020A:
115 5.000%, 11/15/23 No Opt. Call AA-   116,560
225 5.000%, 11/15/24 No Opt. Call AA-   232,407
175 5.000%, 11/15/25 No Opt. Call AA-   184,289
3,635 Douglas County Hospital Authority 2, Nebraska, Health Facilities
Revenue Bonds, Children's Hospital Obligated Group, Series 2020B,
5.000%, 11/15/53, (Mandatory Put 11/15/25)
8/25 at 100.00 AA-   3,788,870
1,000 Douglas County Hospital Authority 2, Nebraska, Health Facilities
Revenue Bonds, Nebraska Medicine, Series 2016, 5.000%, 5/15/24
No Opt. Call AA-   1,023,850
1,110 Sarpy County School District 037 Gretna Public Schools, Nebraska,
General Obligation Bonds, Series 2022B, 5.000%, 12/15/27
12/25 at 100.00 AA-   1,180,618
Total Nebraska 6,526,594
Nevada - 0.9%
5,000 Clark County, Nevada, Passenger Facility Charge Revenue Bonds,
Las Vegas-McCarran International Airport, Refunding Series 2019E,
5.000%, 7/01/24
No Opt. Call Aa3   5,144,000
Las Vegas, Nevada, Local Improvement Bonds, Special
Improvement District 816 Summerlin Village 22, Series
2021:
300 2.000%, 6/01/23 No Opt. Call N/R   298,947
365 2.000%, 6/01/25 No Opt. Call N/R   344,867
500 Nevada Housing Division, Multi-Unit Housing Revenue Bonds,
Wood Creek Apartments Project, Series 2022, 5.000%, 12/01/25,
(Mandatory Put 12/01/24)
12/24 at 100.00 Aaa   512,270
Total Nevada 6,300,084
New Hampshire - 0.0%
300 National Finance Authority, New Hampshire, Hospital Facilities Revenue
Bonds, Saint Elizabeth Medical Center, Inc., Series 2021A, 5.000%,
5/01/23
No Opt. Call AA   300,480
Total New Hampshire 300,480
New Jersey - 4.4%
7,000 New Jersey Economic Development Authority, Revenue Bonds, Motor
Vehicle Surcharge, Refunding Subordinate Series 2017A, 5.000%,
7/01/23 - BAM Insured
No Opt. Call AA   7,034,230
New Jersey Higher Education Student Assistance
Authority, Student Loan Revenue Bonds, Refunding
Senior Series 2022A:
500 5.000%, 12/01/24, (AMT) No Opt. Call Aa1   513,165
600 5.000%, 12/01/25, (AMT) No Opt. Call Aa1   625,584
New Jersey State, General Obligation Bonds, Covid-19
Emergency Series 2020A:
6,115 5.000%, 6/01/25 No Opt. Call A2   6,431,390
2,220 5.000%, 6/01/26 No Opt. Call A2   2,393,871
5,000 New Jersey State, General Obligation Bonds, Various Purpose Series
2021, 2.000%, 6/01/25
No Opt. Call A2   4,877,450

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
224
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
$ 3,000 New Jersey Transportation Trust Fund Authority, Federal Highway
Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/23
No Opt. Call A+   $ 3,012,570
1,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019A, 5.000%, 12/15/24
No Opt. Call A3   1,033,700
2,500 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2021A, 5.000%, 6/15/26
No Opt. Call A3   2,660,925
500 Salem County Pollution Control Financing Authority, New Jersey,
Pollution Control Revenue Bonds, Philadelphia Electric Company
Project Series 1993A, 4.450%, 3/01/25, (AMT) (WI/DD, Settling
4/03/23)
No Opt. Call BBB   500,000
1,685 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/23
No Opt. Call A   1,688,926
Total New Jersey 30,771,811
New Mexico - 0.8%
5,440 Farmington, New Mexico, Pollution Control Revenue Bonds, Public
Service Company of New Mexico San Juan Project, Refunding Series
2010E, 1.150%, 6/01/40, (Mandatory Put 6/01/24)
No Opt. Call BBB   5,263,581
225 New Mexico Hospital Equipment Loan Council, Hospital Revenue
Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%,
8/01/49, (Mandatory Put 8/01/25)
5/25 at 100.87 AA   235,523
Total New Mexico 5,499,104
New York - 2.5%
Monroe County Industrial Development Corporation,
New York, Revenue Bonds, Rochester Regional Health
Project, Series 2020A:
500 5.000%, 12/01/23 No Opt. Call BBB+   505,270
600 5.000%, 12/01/24 No Opt. Call BBB+   615,606
3,000 New York State Energy Research and Development Authority, Pollution
Control Revenue Bonds, New York State Electric & Gas Corporation,
Series 2004C, 2.625%, 4/01/34, (Mandatory Put 7/03/23)
No Opt. Call A-   2,994,720
3,000 New York State Environmental Facilities Corporation, State Clean Water
and Drinking Water Revolving Funds Revenue Bonds, New York City
Municipal Water Finance Authority Projects-Second Resolution Bonds,
Subordinated SRF Series 2022A, 5.000%, 6/15/25
No Opt. Call AAA   3,168,300
1,210 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23,
(AMT)
No Opt. Call AA-   1,218,797
1,230 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, Two Hundred Twenty-Six Series 2021, 5.000%, 10/15/25,
(AMT)
No Opt. Call AA-   1,281,266
7,500 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility
Tax Bonds, MTA Bridges and Tunnels, Refunding Senior Lien Green
Climate Bond Certified Series 2023A, 5.000%, 11/15/24
No Opt. Call AA+   7,795,125
Total New York 17,579,084
North Carolina - 2.4%
1,745 North Carolina Central University, General Revenue Bonds, Refunding
Series 2016, 5.000%, 10/01/23
No Opt. Call A3   1,761,717
14,075 North Carolina Medical Care Commission, Hospital Revenue Bonds,
CaroMont Health A/K/A Gaston Health, Series 2021A, 5.000%,
2/01/51, (Mandatory Put 2/01/26)
2/26 at 100.00 AA-   14,928,508
Total North Carolina 16,690,225

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
North Dakota - 0.7%
$ 895 Cass County Joint Water Reserve District, North Dakota, Temporary
Improvement  Special Assessment Bonds, Refunding Series 2021A,
0.480%, 5/01/24
5/23 at 100.00 Aa3   $ 859,755
2,305 City of Horace, North Dakota, Temporary Refunding Improvement
Bonds, Series 2022A, 3.250%, 8/01/24
8/23 at 100.00 Baa2   2,274,782
Grand Forks, North Dakota, Health Care System Revenue
Bonds, Altru Health System Obligated Group, Series
2021:
275 5.000%, 12/01/23 No Opt. Call Baa2   277,970
215 5.000%, 12/01/25 No Opt. Call Baa2   224,277
280 West Fargo Public School District 6, Cass County, North Dakota,
General Obligation Bonds, Special Assessment Prepayment Series
2020C, 4.000%, 8/01/26
No Opt. Call Aa2   293,885
West Fargo, North Dakota, General Obligation Bonds,
Refunding Improvement Series 2020A:
750 2.000%, 5/01/24 No Opt. Call Aa3   740,310
500 4.000%, 5/01/25 No Opt. Call Aa3   513,535
Total North Dakota 5,184,514
Ohio - 2.0%
Akron, Bath and Copley Joint Township Hospital District,
Ohio, Hospital Revenue Bonds, Children's Hospital
Medical Center, Refunding Series 2022A:
1,240 5.000%, 11/15/24 No Opt. Call AA-   1,282,011
1,440 5.000%, 11/15/25 No Opt. Call AA-   1,522,771
1,205 Celina City School District, Mercer County, Ohio, General Obligation
Bonds, School Improvement Series 2021, 0.000%, 12/01/24 - BAM
Insured
No Opt. Call AA   1,146,919
1,000 City of Cleveland, Ohio, Airport System Revenue Bonds, Series 2018,
5.000%, 1/01/27, (AMT)
No Opt. Call A   1,060,330
2,000 Cleveland, Ohio, Airport System Revenue Bonds, Series 2018A, 5.000%,
1/01/26, (AMT)
No Opt. Call A   2,088,540
Cleveland-Cuyahoga County Port Authroity, Ohio,
Cultural Facility Revenue Bonds, The Cleveland Museum
of Natural History Project, Series 2021:
150 5.000%, 7/01/25 No Opt. Call A3   157,193
250 5.000%, 7/01/26 No Opt. Call A3   267,762
2,425 Kent State University, Ohio, General Receipts Bonds, Series 2016,
5.000%, 5/01/26
No Opt. Call Aa3   2,597,927
Montgomery County, Ohio, Hospital Facilities Revenue
Bonds, Kettering Health Network Obligated Group
Project, Refunding & Improvement Series 2021:
700 5.000%, 8/01/25 No Opt. Call A+   732,739
1,250 5.000%, 8/01/26 No Opt. Call A+   1,337,463
685 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series
2006A, 3.750%, 12/01/23 (5)
No Opt. Call N/R   856
1,710 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2005A,
2.100%, 1/01/29, (AMT), (Mandatory Put 10/01/24)
No Opt. Call BBB+   1,664,890
360 Ohio State, Hospital Revenue Bonds, University Hospitals Health
System, Inc., Variable Rate Series 2020B, 5.000%, 1/15/50, (Mandatory
Put 1/15/25)
1/25 at 100.00 A   372,197
Total Ohio 14,231,598

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
226
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oklahoma - 0.9%
$ 6,065 Cleveland County Educational Facilities Authority, Oklahoma,
Educational Facilities Lease Revenue Bonds, Norman Public Schools
Project, Series 2019., 5.000%, 6/01/24
No Opt. Call A+   $ 6,208,619
Total Oklahoma 6,208,619
Oregon - 0.6%
Marion and Polk Counties School District 24J, Salem-
Kreizer, Oregon, General Obligation Bonds, Convertible
Deferred Interest Series 2020B:
300 5.000%, 6/15/23 No Opt. Call AA+   301,407
500 5.000%, 6/15/24 No Opt. Call AA+   514,345
450 Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services
Project, Refunding Series 2020A, 5.000%, 10/01/24
No Opt. Call BBB+   462,114
300 Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services,
Refunding Series 2016A, 5.000%, 10/01/25
No Opt. Call BBB+   311,400
2,375 Oregon State  Business Development Commission, Recovery Zone
Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010,
2.400%, 12/01/40, (Mandatory Put 8/14/23)
No Opt. Call A   2,363,790
Total Oregon 3,953,056
Pennsylvania - 2.1%
835 Hollidaysburg Area School District, Blair County, Pennsylvania, General
Obligation Bonds, Series 2021, 4.000%, 3/15/25
No Opt. Call Aa3   855,900
1,135 Northern York County School District, Pennsylvania, General Obligation
Bonds, Notes Series 2021A, 4.000%, 11/15/25
No Opt. Call AA-   1,173,953
4,000 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Republic Services Inc Project, Series 2019B-
2, 3.600%, 4/01/49, (AMT), (Mandatory Put 7/17/23)
No Opt. Call BBB+   3,999,080
305 Pennsylvania Economic Development Financing Authority, Solid Waste
Disposal Revenue Bonds, Waste Management Inc., Project, Series
2011, 2.150%, 7/01/41, (AMT), (Mandatory Put 7/01/24)
No Opt. Call A-   297,753
465 Pennsylvania State University, Revenue Bonds, Series 2020E, 5.000%,
3/01/24
No Opt. Call Aa1   475,156
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Series 2022B:
425 5.000%, 12/01/24 No Opt. Call AA-   440,725
525 5.000%, 12/01/25 No Opt. Call AA-   559,241
300 Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer
System Revenue Bonds, First Lien Series 2020B, 4.000%, 9/01/24 -
AGM Insured
No Opt. Call AA   305,073
6,000 University of Pittsburgh of the Commonwealth System of Higher
Education, Pennsylvania, Pitt Asset Notes, Series 2021, 4.000%,
4/15/26
2/26 at 100.00 AA+   6,275,160
Total Pennsylvania 14,382,041
Puerto Rico - 1.5%
1,605 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
Control Facilities Financing Authority, Hospital Revenue Bonds,
Hospital de la Concepcion, Series 2017A, 3.550%, 11/15/30, (Pre-
refunded 11/15/26)
11/26 at 100.00 N/R  (4) 1,631,210
Puerto Rico, General Obligation Bonds, Restructured
Series 2022A-1:
2,000 5.250%, 7/01/23 No Opt. Call N/R   2,003,000
6,514 5.375%, 7/01/25 No Opt. Call N/R   6,618,484
Total Puerto Rico 10,252,694

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
South Carolina - 0.8%
$ 2,215 Richland County, South Carolina, Environmental Improvement Revenue
Bonds, International Paper Company Project, Refunding Series
2014A, 3.875%, 4/01/23, (AMT), (ETM)
No Opt. Call BBB  (4) $ 2,215,000
3,285 South Carolina Jobs-Economic Development Authority, Hospital
Revenue Bonds, Bon Secours Mercy Health, Inc, Series 2020B,
5.000%, 12/01/48, (Mandatory Put 10/01/25)
No Opt. Call AA-   3,433,843
Total South Carolina 5,648,843
South Dakota - 0.3%
1,940 South Dakota Health and Educational Facilities Authority, Reveune
Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33, (Mandatory Put
7/01/24)
4/24 at 100.00 AA-   1,974,202
Total South Dakota 1,974,202
Tennessee - 1.1%
100 Chattanooga Health, Educational and Housing Facility Board,
Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1,
5.000%, 8/01/28
No Opt. Call A-   109,562
255 Metropolitan Nashville Airport Authority, Tennessee, Airport
Improvement Revenue Bonds, Series 2022B, 5.000%, 7/01/26, (AMT)
No Opt. Call A1   268,734
885 Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue
Bonds, Improvement Series 2015B, 5.000%, 7/01/26, (AMT)
7/25 at 100.00 AA-   918,276
5,655 Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A,
5.000%, 2/01/50, (Mandatory Put 10/01/24)
7/24 at 100.58 Aa1   5,751,870
The Tennessee Energy Acquisition Corporation, Gas
Revenue Bonds, Commodity Project,  Series 2021A:
250 5.000%, 11/01/23 No Opt. Call A2   251,907
250 5.000%, 11/01/24 No Opt. Call A2   254,923
275 5.000%, 11/01/25 No Opt. Call A2   283,949
Total Tennessee 7,839,221
Texas - 9.1%
5,000 Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019,
5.000%, 11/15/23, (AMT)
No Opt. Call A+   5,047,400
Austin, Texas, Airport System Revenue Bonds, Series
2019B:
1,000 5.000%, 11/15/25, (AMT) No Opt. Call A+   1,044,340
1,250 5.000%, 11/15/27, (AMT) No Opt. Call A+   1,342,975
Brazos Higher Education Authority Inc., Texas, Student
Loan Program Revenue Bonds, Senior Series 2020-1A:
1,175 5.000%, 4/01/23, (AMT) No Opt. Call AAA   1,175,000
775 5.000%, 4/01/24, (AMT) No Opt. Call AA   787,222
500 5.000%, 4/01/25, (AMT) No Opt. Call AA   515,600
1,015 Canadian River Municipal Water Authority, Texas, Contract Revenue
Bonds, Conjunctive Use Groundwater Supply Project, Refunding
Subordinate Lien Series 2021, 5.000%, 2/15/24
No Opt. Call AA   1,035,462
1,540 Central Texas Regional Mobility Authority, Revenue Bonds, Anticipation
Notes Subordinate Lien Series 2020F, 5.000%, 1/01/25
7/24 at 100.00 BBB+   1,574,111
1,065 Comal Independent School District, Comal, Bexar, Guadalupe, Hays,
and Kendall Counties, Texas, General Obligation Bonds, Series 2022,
5.000%, 2/01/26
No Opt. Call Aaa   1,143,096
2,500 Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds,
Refunding Series 2020A, 5.000%, 11/01/24
No Opt. Call A+   2,590,775

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
228
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 2,030 El Paso, Texas, Airport Revenue Bonds, El Paso International Airport
Series 2018, 5.000%, 8/15/23, (AMT)
No Opt. Call A+   $ 2,041,348
1,900 Frisco Independent School District, Collin and Denton Counties, Texas,
General Obligation Bonds, Refunding & School Building Series 2002,
0.000%, 8/15/24
No Opt. Call Aaa   1,830,498
8,000 Harris County Cultural Education Facilities Finance Corporation,
Texas, Hospital Revenue Bonds, Memorial Hermann Health System,
Refunding Series 2020C-3, 5.000%, 6/01/32, (Mandatory Put
12/01/26)
9/26 at 101.02 A+   8,623,280
6,920 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Health System, Series
2019B-2, 5.000%, 7/01/49, (Mandatory Put 12/01/24)
9/24 at 100.84 A+   7,140,679
1,685 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019B,
5.000%, 10/01/41, (Mandatory Put 10/01/24)
No Opt. Call AA   1,734,825
Houston, Texas, Airport System Revenue Bonds,
Refunding & Subordinate Lien Series 2018C:
4,210 5.000%, 7/01/23, (AMT) No Opt. Call AA   4,225,493
3,630 5.000%, 7/01/26, (AMT) No Opt. Call A1   3,825,512
850 Hunt Memorial Hospital District, Hunt County, Texas, General
Obligation Bonds, Refunding & Improvment Series 2020, 5.000%,
2/15/26
No Opt. Call A2   894,005
1,635 Lake Dallas Independent School District, Denton County, Texas, General
Obligation Bonds, School Building Series 2001, 0.000%, 8/15/24
No Opt. Call Aaa   1,570,532
400 Lake Houston Redevelopment Authority, Texas, Tax Increment Contract
Revenue Bonds, Series 2021, 5.000%, 9/01/25
No Opt. Call BBB-   409,084
525 Leander, Texas, General Obligation Bonds, Refunding Series 2020,
5.000%, 8/15/25
No Opt. Call Aa1   555,592
740 Love Field Airport Modernization Corporation, Texas, General Airport
Revenue Bonds, Series 2017, 5.000%, 11/01/24, (AMT)
No Opt. Call A1   758,448
1,000 Lower Colorado River Authority, Texas, Transmission Contract Revenue
Bonds, LCRA Transmission Services Corporation Project, Refunding
Series 2020, 5.000%, 5/15/25
No Opt. Call A+   1,049,930
450 Matagorda County Navigation District 1, Texas, Pollution Control
Revenue Bonds, Central Power & Light Company Project, Refunding
Series 1996, 0.900%, 5/01/30, (AMT), (Mandatory Put 9/01/23)
No Opt. Call A-   443,444
2,805 North Harris County Regional Water Authority, Texas, Water Revenue
Bonds, Refunding Senior Lien Series 2016, 4.000%, 12/15/24
No Opt. Call AA-   2,865,392
315 Port Beaumont Navigation District, Jefferson County, Texas, Dock and
Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project,
Series 2021A, 1.875%, 1/01/26, (AMT), 144A
7/23 at 103.00 N/R   287,790
555 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Scott & White Healthcare Project, Series
2022E, 5.000%, 11/15/52, (Mandatory Put 5/15/26)
11/25 at 100.60 AA-   587,134
5,400 Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply
Revenue Bonds, Refunding Series 2021, 5.000%, 12/15/24
No Opt. Call A3   5,465,556
Texas Water Development Board, State Water
Implementation Revenue Fund Bonds, Master Trust
Series 2022:
500 5.000%, 4/15/24 No Opt. Call AAA   512,555
1,885 5.000%, 10/15/24 No Opt. Call AAA   1,956,347

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Wise County, Texas, Lease Revenue Bonds, Parker
County Junior College District, Refunding Series 2021:
$ 350 5.000%, 8/15/23 No Opt. Call N/R   $ 351,981
465 5.000%, 8/15/24 No Opt. Call N/R   474,188
Total Texas 63,859,594
Utah - 1.5%
6,000 Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series
2018A, 5.000%, 7/01/23, (AMT)
No Opt. Call A   6,024,960
2,190 Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series
2021A, 5.000%, 7/01/25, (AMT)
No Opt. Call A   2,275,629
350 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Utah Charter Academies Project, Series 2018, 4.000%, 10/15/23
No Opt. Call AA   352,208
1,555 Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc.,
Series 2020B-2, 5.000%, 5/15/60, (Mandatory Put 8/01/26)
2/26 at 102.03 AA+   1,666,867
500 Utah Infrastructure Agency, Telecommunications Revenue Bonds, Series
2021, 3.000%, 10/15/23
No Opt. Call BBB-   495,460
Total Utah 10,815,124
Virgin Islands - 0.4%
Matching Fund Special Purpose Securitization
Corporation, Virgin Islands, Revenue Bonds, Series
2022A:
1,000 5.000%, 10/01/25 No Opt. Call N/R   1,015,890
1,645 5.000%, 10/01/26 No Opt. Call N/R   1,678,213
Total Virgin Islands 2,694,103
Virginia - 2.2%
850 Arlington County Industrial Development Authority, Virginia, Hospital
Facility Revenue Bonds, Virginia Hospital Center, Series 2020, 5.000%,
7/01/24
No Opt. Call AA-   870,596
1,755 Chesapeake Bay Bridge and Tunnel District, Virginia, General
Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series
2019, 5.000%, 11/01/23
No Opt. Call BBB   1,775,305
1,150 Fairfax County Industrial Development Authority, Virginia, Healthcare
Revenue Bonds, Inova Health System, Refunding Series 2022, 5.000%,
5/15/25
No Opt. Call AA+   1,207,902
10,000 Hampton Roads Transportation Accountability Commission, Virginia,
Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien
Bond Anticipation Notes, Series 2021A, 5.000%, 7/01/26, (ETM)
No Opt. Call Aa2  (4) 10,810,800
690 Wise County Industrial Development Authority, Virginia, Solid Waste
and Sewage Disposal Revenue Bonds, Virginia Electric and Power
Company, Series 2010A, 1.200%, 11/01/40, (Mandatory Put 5/31/24)
No Opt. Call A2   668,086
Total Virginia 15,332,689
Washington - 2.1%
1,370 King County School District 414 Lake Washington, Washington, General
Obligation Bonds, Refunding Series 2020, 4.000%, 12/01/25
No Opt. Call Aaa   1,425,745
1,955 King County, Washington, Sewer Revenue Bonds, Refunding Junior
Lien Series 2020A, 0.625%, 1/01/32, (Mandatory Put 1/01/24)
7/23 at 100.00 AA   1,915,001
2,525 Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series
2015C, 5.000%, 4/01/26, (AMT)
10/24 at 100.00 AA-   2,586,660
1,550 Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series
2018A, 5.000%, 5/01/27, (AMT)
No Opt. Call AA-   1,670,528

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
230
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
$ 2,000 Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series
2019, 5.000%, 4/01/24, (AMT)
No Opt. Call AA-   $ 2,034,480
5,025 Washington Health Care Facilities Authority, Revenue Bonds,
CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49, (Mandatory
Put 8/01/26)
2/26 at 100.00 A-   5,272,431
Total Washington 14,904,845
Wisconsin - 4.9%
1,850 Howard-Suamico School District, Brown County, Wisconsin, General
Obligation Bonds, School Building & Improvement Series 2021,
5.000%, 3/01/25
No Opt. Call AA   1,929,088
Kenosha, Wisconsin, General Obligation Promissory
Notes Series 2020A:
350 2.000%, 5/01/23 No Opt. Call AA   349,720
625 2.000%, 5/01/25 No Opt. Call AA   608,900
1,250 Kenosha, Wisconsin, General Obligation Promissory Notes Series
2021B, 1.000%, 10/01/25
No Opt. Call AA   1,172,062
400 Milwaukee, Wisconsin, Sewerage System Revenue Bonds, Green Series
2021S2, 5.000%, 6/01/26
No Opt. Call A+   430,316
600 New Richmond School District, Saint Croix County, Wisconsin, General
Obligation Bonds, Refunding Series 2021, 5.000%, 4/01/26
No Opt. Call Aa2   643,764
570 Oshkosh, Wisconsin, Sewer System Revenue Bonds, Series 2021E,
4.000%, 5/01/25
No Opt. Call Aa3   584,501
Public Finance Authority of Wisconsin, Health Care
Facilities Revenue Bonds, Blue Ridge HealthCare,
Refunding Series 2020A:
200 5.000%, 1/01/24 No Opt. Call A   202,578
400 5.000%, 1/01/26 No Opt. Call A   420,388
300 Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Carson
Valley Medical Center, Series 2021A, 3.000%, 12/01/26
No Opt. Call BB+   291,654
325 Public Finance Authority of Wisconsin, Hospital Revenue Bonds,
Renown Regional Medical Center Project, Series 2020A, 5.000%,
6/01/26
No Opt. Call A+   343,944
1,375 Public Finance Authority of Wisconsin, Pollution Control Revenue
Bonds, Duke Energy Progress Project, Refunding Series 2022A-2,
3.300%, 10/01/46, (Mandatory Put 10/01/26)
No Opt. Call Aa3   1,392,064
Racine Unified School District, Racine County, Wisconsin,
General Obligation Bonds, Refunding Series 2021:
200 2.000%, 4/01/23 No Opt. Call Aa3   200,000
600 2.000%, 4/01/25 No Opt. Call Aa3   585,078
250 Racine, Racine County, Wisconsin, General Obligation Bonds,
Refunding Series 2020B, 4.000%, 12/01/24
No Opt. Call AA-   254,840
3,000 School District of Monroe Green County, Wisconsin Bond Anticipation
Notes, 4.000%, 6/14/23
5/23 at 100.00 N/R   3,001,470
1,360 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/27
5/23 at 100.00 A3   1,361,469
Wisconsin Health and Educational Facilities Authority,
Revenue Bonds, PHW Muskego, Inc. Project, Series 2021:
435 5.000%, 10/01/25 No Opt. Call N/R   442,634
455 5.000%, 10/01/26 No Opt. Call N/R   463,745
2,500 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018A-
4, 5.000%, 8/15/54, (Mandatory Put 1/29/25)
No Opt. Call AA   2,592,525

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 4,230 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate
Demand Series 2018B-3, 5.000%, 8/15/54, (Mandatory Put 1/31/24)
No Opt. Call AA   $ 4,304,490
250 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 5.000%,
7/01/26
No Opt. Call A+   266,560
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Bellin Memorial Hospital,
Inc., Series 2019A:
75 5.000%, 12/01/23 No Opt. Call A+   76,056
100 5.000%, 12/01/24 No Opt. Call A+   103,535
110 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Bellin Memorial Hospital, Inc., Series 2019B, 3.000%,
12/01/24
No Opt. Call A+   110,260
2,070 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series
2017A, 5.000%, 4/01/25
No Opt. Call AA   2,156,919
8,010 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Marshfield Clinic Health System, Inc., Series 2020B-1,
5.000%, 2/15/52, (Mandatory Put 2/15/25)
8/24 at 100.00 BBB+   8,171,401
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Oakwood Lutheran Senior
Ministries, Series 2021:
160 4.000%, 1/01/24 No Opt. Call N/R   158,907
210 4.000%, 1/01/25 No Opt. Call N/R   206,558
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, PHM / New Richmond
Senior Housing, Inc., Refunding Series 2021:
440 1.950%, 7/01/24 No Opt. Call N/R   423,307
460 2.250%, 7/01/26 No Opt. Call N/R   418,181
350 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Saint John's Communities Inc., Refunding Series
2021B, 4.000%, 9/15/25
No Opt. Call BBB-   345,184
455 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Saint John's Communities Inc., Series 2018A,
4.000%, 9/15/23, (ETM)
No Opt. Call BBB-  (4) 457,521
50 Wisconsin State, General Obligation Bonds, Refunding Forward
Delivery Series 2021-2, 5.000%, 5/01/25
No Opt. Call AA+   52,601
Total Wisconsin 34,522,220
Wyoming - 0.2%
Consolidated Wyoming Municipalities Electric Power
System Joint Powers Board, Wyoming, Electric Facilities
Improvement Lease Revenue Bonds, Gillette Electrical
System Project, Refunding Series 2022:
750 5.000%, 6/01/24 No Opt. Call AA-   769,058
500 5.000%, 6/01/26 No Opt. Call AA-   536,950
Total Wyoming 1,306,008
Total Municipal Bonds (cost $700,151,779) 691,937,311

Nuveen Short Term Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
232
Shares Description (1) Value
X 1,706,501 COMMON STOCKS - 0.2%
X 1,706,501
Independent Power and Renewable Electricity Producers - 0.2%
22,152 Energy Harbor Corp (6),(7) $ 1,706,501
Total Independent Power and Renewable Electricity Producers 1,706,501
Total Common Stocks (cost $751,144) 1,706,501
Total Long-Term Investments (cost $700,902,923) 693,643,812
Borrowings - (0.4)% (8) (2,568,708)
Other Assets & Liabilities, Net -   1.2% 7,900,330
Net Assets - 100% $ 698,975,434
(1) All percentages shown in the Portfolio of Investments are based on net assets.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors
Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020, for Ohio Air Quality
Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 0.000%, 12/01/23.
Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticiplate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(7) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(8) Borrowings as a percentage of Total Investments is 0.4%.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
WI/DD Purchased on a when-issued or delayed delivery basis.
See Notes to Financial Statements

Statement of Assets and Liabilities
March 31, 2023
See Notes to Financial Statements.
233
All-American
Intermediate
Duration Limited Term Short Term
ASSETS
Long-term investments, at value
†
$ 4,696,061,725 $ 7,910,072,391 $ 6,694,582,045 $ 693,643,812
Short-term investments, at value
◊
182,000,000 – – –
Cash 5,477,792 20,350,883 15,063,468 –
Receivables:
Interest 62,447,015 89,753,920 71,471,749 9,225,219
Investments sold 26,503,881 21,037,270 69,607,602 3,308,350
Shares sold 10,097,106 11,311,410 12,123,869 2,785,397
Other assets 809,524 1,062,095 716,884 115,002
Total assets 4,983,397,043 8,053,587,969 6,863,565,617 709,077,780
LIABILITIES
Borrowings – 14,666,930 – 2,568,708
Floating rate obligations 155,465,000 – – –
Payables:
Dividends 2,779,036 4,923,967 2,431,866 280,998
Interest 1,420,143 – – 357
Investments purchased - regular settlement 5,129,932 7,436,106 4,202,883 –
Investments purchased - when-issued/delayed-delivery settlement 6,665,000 8,695,554 72,130,190 2,470,000
Shares redeemed 8,705,315 10,740,168 12,957,436 4,200,530
Accrued expenses:
Custodian fees 461,028 510,673 460,408 89,666
Management fees 1,638,962 2,624,704 1,944,258 245,709
Director/Trustees fees 702,849 981,188 636,576 60,718
Professional fees 40,242 61,389 53,683 5,578
Shareholder reporting expenses 107,361 106,427 133,729 17,267
Shareholder servicing agent fees 641,976 914,696 1,094,502 91,505
12b-1 distribution and service fees 530,087 179,876 239,413 59,977
Other 38,990 50,480 38,554 11,333
Total liabilities 184,325,921 51,892,158 96,323,498 10,102,346
Commitments and contingencies
(1)
Net assets $ 4,799,071,122 $ 8,001,695,811 $ 6,767,242,119 $ 698,975,434
NET ASSETS CONSIST OF:
Paid-in capital $ 5,787,384,240 $ 8,435,863,237 $ 6,961,646,826 $ 716,220,941
Total distributable earnings (loss) (988,313,118) (434,167,426) (194,404,707) (17,245,507)
Net assets 4,799,071,122 8,001,695,811 6,767,242,119 698,975,434
†
Long-term investments, cost $ 4,705,356,050 $ 8,149,107,630 $ 6,741,539,480 $ 700,902,923
◊
Short-term investments, cost $ 182,000,000 $ — $ — $ —
(1) As disclosed in Notes to Financial Statements.

Statement of Assets and Liabilities
(continued)
See Notes to Financial Statements.
234
All-American
Intermediate
Duration Limited Term Short Term
CLASS A:
Net assets $ 2,207,643,028 $ 845,565,880 $ 1,152,357,179 $ 281,531,433
Shares outstanding 217,940,951 96,401,602 106,053,222 28,747,901
Net asset value ("NAV") per share $ 10.13 $ 8.77 $ 10.87 $ 9.79
Maximum sales charge 4.20% 3.00% 2.50% 2.50%
Offering price per share (NAV per share plus maximum sales charge) $ 10.57 $ 9.04 $ 11.15 $ 10.04
CLASS C:
Net assets $ 184,010,901 $ 43,565,659 $ 49,258,059 $ 13,160,089
Shares outstanding 18,158,725 4,965,372 4,551,525 1,349,055
NAV and offering price per share $ 10.13 $ 8.77 $ 10.82 $ 9.76
CLASS R6:
Net assets $ 142,935,224 $ — $ — $ —
Shares outstanding 14,035,896 — — —
NAV and offering price per share $ 10.18 $ — $ — $ —
CLASS I:
Net assets $ 2,264,481,969 $ 7,112,564,272 $ 5,565,626,881 $ 404,283,912
Shares outstanding 222,521,969 808,388,521 514,265,452 41,231,016
NAV and offering price per share $ 10.18 $ 8.80 $ 10.82 $ 9.81
Authorized shares - per class Unlimited Unlimited Unlimited 2 billion
Par value per share $ 0.01 $ 0.01 $ 0.01 $ 0.0001

Statement of Operations
Year Ended March 31, 2023
See Notes to Financial Statements.
235
All-American
Intermediate
Duration Limited Term Short Term
INVESTMENT INCOME
Interest $ 249,333,785 $ 255,476,834 $ 154,849,944 $ 14,612,776
Total investment income 249,333,785 255,476,834 154,849,944 14,612,776
EXPENSES
– – – –
Management fees 22,797,966 32,474,628 25,043,327 3,094,993
12b-1 service fees - Class A 4,860,703 1,774,763 2,669,325 583,231
12b-1 distribution and service fees - Class C 2,117,145 480,846 589,252 138,769
Shareholder servicing agent fees 2,268,387 3,244,142 3,501,887 278,361
Interest expense 9,138,617 457,230 643,241 26,906
Director/Trustees fees 222,226 333,265 295,125 31,046
Custodian expenses, net 474,776 530,464 504,007 108,456
Federal and state registration fees 273,799 352,617 289,043 144,921
Professional fees 283,867 279,007 262,127 79,376
Shareholder reporting expenses 216,462 217,009 293,478 36,751
Other 59,971 74,750 65,062 13,845
Total expenses 42,713,919 40,218,721 34,155,874 4,536,655
Net investment income (loss) 206,619,866 215,258,113 120,694,070 10,076,121
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss):
Investments (862,368,361) (149,421,856) (119,860,432) (8,649,885)
Futures contracts 59,344,049 — — —
Net realized gain (loss) (803,024,312) (149,421,856) (119,860,432) (8,649,885)
Change in unrealized appreciation (depreciation) on:
Investments 140,713,510 (185,591,473) 30,868,162 5,870,720
Change in net unrealized appreciation (depreciation) 140,713,510 (185,591,473) 30,868,162 5,870,720
Net realized and unrealized gain (loss) (662,310,802) (335,013,329) (88,992,270) (2,779,165)
Net increase (decrease) in net assets from operations $ (455,690,936) $ (119,755,216) $ 31,701,800 $ 7,296,956

Statement of Changes in Net Assets
See Notes to Financial Statements.

All-American Intermediate Duration
Year Ended
3/31/23
Year Ended
3/31/22
Year Ended
3/31/23
Year Ended
3/31/22
OPERATIONS
Net investment income (loss) $ 206,619,866 $ 244,170,032 $ 215,258,113 $ 214,707,654
Net realized gain (loss) (803,024,312) (62,213,863) (149,421,856) (22,256,218)
Change in net unrealized appreciation (depreciation) 140,713,510 (677,950,463) (185,591,473) (549,491,857)
Net increase (decrease) in net assets from operations (455,690,936) (495,994,294) (119,755,216) (357,040,421)
DISTRIBUTIONS TO SHAREHOLDERS
Dividends:
Class A (80,416,955) (93,283,733) (19,783,346) (18,613,900)
Class C (5,233,730) (5,871,404) (680,389) (656,752)
Class C2
(1)
— (37,474) — (9,476)
Class R6 (4,673,587) (4,471,700) – –
Class I (105,170,778) (137,308,881) (182,875,837) (192,776,361)
Decrease in net assets from distributions to shareholders (195,495,050) (240,973,192) (203,339,572) (212,056,489)
FUND SHARE TRANSACTIONS
Proceeds from sale of shares 2,534,125,820 2,294,145,641 5,962,593,321 3,213,521,580
Proceeds from shares issued to shareholders due to reinvestment of distributions 152,966,958 186,486,554 141,855,832 135,212,575
2,687,092,778 2,480,632,195 6,104,449,153 3,348,734,155
Cost of shares redeemed (4,924,245,842) (1,913,841,196) (7,561,449,728) (3,350,407,484)
Net increase (decrease) in net assets from Fund share transactions (2,237,153,064) 566,790,999 (1,457,000,575) (1,673,329)
Net increase (decrease) in net assets (2,888,339,050) (170,176,487) (1,780,095,363) (570,770,239)
Net assets at the beginning of period 7,687,410,172 7,857,586,659 9,781,791,174 10,352,561,413
Net assets at the end of period $ 4,799,071,122 $ 7,687,410,172 $ 8,001,695,811 $ 9,781,791,174

See Notes to Financial Statements.

Limited Term Short Term
Year Ended
3/31/23
Year Ended
3/31/22
Year Ended
3/31/23
Year Ended
3/31/22
OPERATIONS
Net investment income (loss) $ 120,694,070 $ 102,431,297 $ 10,076,121 $ 7,287,696
Net realized gain (loss) (119,860,432) (7,615,557) (8,649,885) (997,395)
Change in net unrealized appreciation (depreciation) 30,868,162 (313,709,310) 5,870,720 (26,205,670)
Net increase (decrease) in net assets from operations 31,701,800 (218,893,570) 7,296,956 (19,915,369)
DISTRIBUTIONS TO SHAREHOLDERS
Dividends:
Class A (16,037,784) (16,544,081) (3,133,215) (2,354,754)
Class C (242,758) (187,654) (43,161) (6,846)
Class C2
(1)
— (15,191) — (2,454)
Class I (87,333,930) (83,485,428) (5,949,384) (4,839,142)
Decrease in net assets from distributions to shareholders (103,614,472) (100,232,354) (9,125,760) (7,203,196)
FUND SHARE TRANSACTIONS
Proceeds from sale of shares 3,390,582,001 3,224,814,549 682,388,551 374,520,037
Proceeds from shares issued to shareholders due to reinvestment of distributions 78,757,156 73,943,165 6,218,817 4,828,736
3,469,339,157 3,298,757,714 688,607,368 379,348,773
Cost of shares redeemed (5,085,114,031) (2,396,478,264) (725,257,642) (431,939,802)
Net increase (decrease) in net assets from Fund share transactions (1,615,774,874) 902,279,450 (36,650,274) (52,591,029)
Net increase (decrease) in net assets (1,687,687,546) 583,153,526 (38,479,078) (79,709,594)
Net assets at the beginning of period 8,454,929,665 7,871,776,139 737,454,512 817,164,106
Net assets at the end of period $ 6,767,242,119 $ 8,454,929,665 $ 698,975,434 $ 737,454,512
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

Financial Highlights

The following data is for a share outstanding for each fiscal year end unless otherwise noted:
Investment Operations Less Distributions
Beginning
NAV
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Ending
NAV
All-American
Class
A
3/31/23 $ 11.08 $ 0.36 $ (0.97) $ (0.61) $ (0.34) $ — $ (0.34) $ 10.13
3/31/22 12.09 0.34 (1.01) (0.67) (0.34) — (0.34) 11.08
3/31/21 11.49 0.35 0.62 0.97 (0.37) — (0.37) 12.09
3/31/20 11.60 0.36 (0.07) 0.29 (0.40) — (0.40) 11.49
3/31/19 11.44 0.42 0.15 0.57 (0.41) — (0.41) 11.60
Class
C
3/31/23 11.08 0.28 (0.98) (0.70) (0.25) — (0.25) 10.13
3/31/22 12.09 0.24 (1.01) (0.77) (0.24) — (0.24) 11.08
3/31/21 11.48 0.26 0.62 0.88 (0.27) — (0.27) 12.09
3/31/20 11.60 0.27 (0.09) 0.18 (0.30) — (0.30) 11.48
3/31/19 11.44 0.33 0.15 0.48 (0.32) — (0.32) 11.60
Class
R6
3/31/23 11.14 0.38 (0.98) (0.60) (0.36) — (0.36) 10.18
3/31/22 12.16 0.37 (1.02) (0.65) (0.37) — (0.37) 11.14
3/31/21 11.55 0.38 0.62 1.00 (0.39) — (0.39) 12.16
3/31/20 11.66 0.38 (0.06) 0.32 (0.43) — (0.43) 11.55
3/31/19 11.49 0.45 0.15 0.60 (0.43) — (0.43) 11.66
Class
I
3/31/23 11.13 0.38 (0.97) (0.59) (0.36) — (0.36) 10.18
3/31/22 12.14 0.37 (1.02) (0.65) (0.36) — (0.36) 11.13
3/31/21 11.54 0.38 0.61 0.99 (0.39) — (0.39) 12.14
3/31/20 11.65 0.38 (0.07) 0.31 (0.42) — (0.42) 11.54
3/31/19 11.49 0.44 0.15 0.59 (0.43) — (0.43) 11.65
(a)
Based on average shares outstanding.
(b)
Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund, where applicable, as described in Notes to Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to
Financial Statements) divided by the average long-term market value during the period.

See Notes to Financial Statements.

Ratio/Supplemental Data
Ratios to Average Net Assets
Total
Return(b)
Ending
Net
Assets
(000)
Expenses
Including
Interest(c)
Expenses
Excluding
Interest
NII
(Loss)
Portfolio
Turnover
Rate(d)
(5.48) % $ 2,207,643 0.82% 0.66% 3.50% 47%
(5.76) 3,012,154 0.70 0.64 2.80 27
8.51 3,154,428 0.69 0.66 2.98 19
2.41 2,255,358 0.70 0.67 3.10 14
5.11 1,554,833 0.73 0.69 3.68 29
(6.26) 184,011 1.62 1.46 2.70 47
(6.54) 265,767 1.50 1.44 2.00 27
7.73 293,333 1.49 1.46 2.18 19
1.52 244,369 1.50 1.47 2.31 14
4.29 195,053 1.53 1.49 2.88 29
(5.30) 142,935 0.58 0.42 3.74 47
(5.58) 159,516 0.47 0.41 3.04 27
8.79 114,355 0 .45 0.42 3.19 19
2.65 41,526 0.47 0.44 3.29 14
5.40 12,469 0.49 0.45 3.90 29
(5.23) 2,264,482 0.62 0.46 3.69 47
(5.55) 4,249,974 0.50 0.44 3.00 27
8.69 4,281,209 0.49 0.45 3.17 19
2.60 2,964,458 0.50 0.47 3.31 14
5.31 2,168,129 0.53 0.49 3.88 29

Financial Highlights
(continued)
The following data is for a share outstanding for each fiscal year end unless otherwise noted:
Investment Operations Less Distributions
Beginning
NAV
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Ending
NAV
Intermediate Duration
Class
A
3/31/23 $ 9.05 $ 0.21 $ (0.29) $ (0.08) $ (0.20) $ — $ (0.20) $ 8.77
3/31/22 9.57 0.18 (0.52) (0.34) (0.18) — (0.18) 9.05
3/31/21 9.26 0.20 0.33 0.53 (0.22) — (0.22) 9.57
3/31/20 9.29 0.23 (0.02) 0.21 (0.24) — (0.24) 9.26
3/31/19 9.07 0.26 0.21 0.47 (0.25) — (0.25) 9.29
Class
C
3/31/23 9.06 0.14 (0.30) (0.16) (0.13) — (0.13) 8.77
3/31/22 9.57 0.10 (0.51) (0.41) (0.10) — (0.10) 9.06
3/31/21 9.26 0.13 0.32 0.45 (0.14) — (0.14) 9.57
3/31/20 9.29 0.16 (0.02) 0.14 (0.17) — (0.17) 9.26
3/31/19 9.08 0.19 0.20 0.39 (0.18) — (0.18) 9.29
Class
I
3/31/23 9.08 0.23 (0.30) (0.07) (0.21) — (0.21) 8.80
3/31/22 9.60 0.20 (0.52) (0.32) (0.20) — (0.20) 9.08
3/31/21 9.29 0.22 0.33 0.55 (0.24) — (0.24) 9.60
3/31/20 9.31 0.25 (0.01) 0.24 (0.26) — (0.26) 9.29
3/31/19 9.10 0.28 0.20 0.48 (0.27) — (0.27) 9.31
(a)
Based on average shares outstanding.
(b)
Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)
The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Notes to Financial Statements for more information.
(d)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund, where applicable, as described in Notes to Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to
Financial Statements) divided by the average long-term market value during the period.

See Notes to Financial Statements.

Ratio/Supplemental Data
Ratios to Average Net Assets
Total
Return(b)
Ending
Net
Assets
(000)
Expenses
Including
Interest(c),(d)
Expenses
Excluding
Interest(c)
NII
(Loss)(c)
Portfolio
Turnover
Rate(e)
(0.90) % $ 845,566 0.65% 0.64% 2.38% 21%
(3.66) 940,178 0.63 0.63 1.87 26
5.79 967,315 0.64 0.64 2.12 18
2.28 768,267 0.65 0.65 2.45 22
5.29 603,262 0.67 0.67 2.86 15
(1.80) 43,566 1.45 1.44 1.58 21
(4.34) 55,713 1.43 1.43 1.07 26
4.93 65,566 1.44 1.44 1.33 18
1.48 59,004 1.45 1.45 1.65 22
4.35 48,182 1.47 1.47 2.06 15
(0.67) 7,112,564 0.45 0.44 2.57 21
(3.46) 8,785,900 0.43 0.43 2.06 26
5.97 9,315,167 0.44 0.44 2.32 18
2.58 7,775,550 0.45 0.45 2.65 22
5.37 6,138,037 0.47 0.47 3.06 15

Financial Highlights
(continued)
The following data is for a share outstanding for each fiscal year end unless otherwise noted:
Investment Operations Less Distributions
Beginning
NAV
Net
Investment
Income
(NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains
Return
of
Capital Total
Ending
NAV
Limited Term
Class
A
3/31/23 $ 10.92 $ 0.16 $ (0.08) $ 0.08 $ (0.13) $ — $ — $ (0.13) $ 10.87
3/31/22 11.32 0.12 (0.40) (0.28) (0.12) — — (0.12) 10.92
3/31/21 11.02 0.15 0.35 0.50 (0.19) — (0.01) (0.20) 11.32
3/31/20 11.08 0.22 (0.06) 0.16 (0.22) — — (0.22) 11.02
3/31/19 10.83 0.23 0.23 0.46 (0.21) — — (0.21) 11.08
Class
C
3/31/23 10.88 0.07 (0.08) (0.01) (0.05) — — (0.05) 10.82
3/31/22 11.27 0.03 (0.39) (0.36) (0.03) — — (0.03) 10.88
3/31/21 10.98 0.06 0.34 0.40 (0.10) — (0.01) (0.11) 11.27
3/31/20 11.04 0.13 (0.06) 0.07 (0.13) — — (0.13) 10.98
3/31/19 10.78 0.14 0.24 0.38 (0.12) — — (0.12) 11.04
Class
I
3/31/23 10.88 0.18 (0.08) 0.10 (0.16) — — (0.16) 10.82
3/31/22 11.28 0.14 (0.40) (0.26) (0.14) — — (0.14) 10.88
3/31/21 10.98 0.17 0.35 0.52 (0.21) — (0.01) (0.22) 11.28
3/31/20 11.04 0.24 (0.06) 0.18 (0.24) — — (0.24) 10.98
3/31/19 10.79 0.25 0.23 0.48 (0.23) — — (0.23) 11.04
(a)
Based on average shares outstanding.
(b)
Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund, where applicable, as described in Notes to Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to
Financial Statements) divided by the average long-term market value during the period.

See Notes to Financial Statements.

Ratio/Supplemental Data
Ratios to Average Net Assets
Total
Return(b)
Ending
Net
Assets
(000)
Expenses
Including
Interest(c)
Expenses
Excluding
Interest
NII
(Loss)
Portfolio
Turnover
Rate(d)
0.77% $ 1,152,357 0.61% 0.60% 1.45% 33%
(2.55) 1,523,484 0.59 0.59 1.05 28
4.55 1,597,780 0.61 0.61 1.31 18
1.43 1,236,659 0.62 0.61 1.97 22
4.27 1,015,540 0.63 0.63 2.07 27
(0.11) 49,258 1.41 1.40 0.65 33
(3.25) 70,792 1.39 1.39 0.26 28
3.64 88,543 1.41 1.41 0.53 18
0.62 88,648 1.42 1.41 1.17 22
3.52 83,991 1.43 1.43 1.27 27
0.90 5,565,627 0.41 0.40 1.65 33
(2.35) 6,860,653 0.39 0.39 1.25 28
4.76 6,172,134 0.41 0.41 1.51 18
1.63 4,447,770 0.42 0.41 2.17 22
4.46 4,014,613 0.43 0.43 2.27 27

Financial Highlights
(continued)
The following data is for a share outstanding for each fiscal year end unless otherwise noted:
Investment Operations Less Distributions
Beginning
NAV
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Ending
NAV
Short Term
Class
A
3/31/23 $ 9.82 $ 0.12 $ (0.05) $ 0.07 $ (0.10) $ — $ (0.10) $ 9.79
3/31/22 10.18 0.08 (0.36) (0.28) (0.08) — (0.08) 9.82
3/31/21 10.03 0.11 0.18 0.29 (0.14) — (0.14) 10.18
3/31/20 10.09 0.16 (0.06) 0.10 (0.16) — (0.16) 10.03
3/31/19 9.98 0.14 0.10 0.24 (0.13) — (0.13) 10.09
Class
C
3/31/23 9.79 0.04 (0.04) — (0.03) — (0.03) 9.76
3/31/22 10.15 (—)(e) (0.36) (0.36) (—)(e) — — 9.79
3/31/21 10.00 0.03 0.18 0.21 (0.06) — (0.06) 10.15
3/31/20 10.06 0.08 (0.06) 0.02 (0.08) — (0.08) 10.00
3/31/19 9.96 0.06 0.09 0.15 (0.05) — (0.05) 10.06
Class
I
3/31/23 9.84 0.14 (0.05) 0.09 (0.12) — (0.12) 9.81
3/31/22 10.19 0.10 (0.35) (0.25) (0.10) — (0.10) 9.84
3/31/21 10.04 0.13 0.18 0.31 (0.16) — (0.16) 10.19
3/31/20 10.10 0.18 (0.06) 0.12 (0.18) — (0.18) 10.04
3/31/19 9.99 0.16 0.10 0.26 (0.15) — (0.15) 10.10
(a)
Based on average shares outstanding.
(b)
Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund, where applicable, as described in Notes to Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to
Financial Statements) divided by the average long-term market value during the period.
(e)
Value rounded to zero.

See Notes to Financial Statements.

Ratio/Supplemental Data
Ratios to Average Net Assets
Total
Return(b)
Ending
Net
Assets
(000)
Expenses
Including
Interest(c)
Expenses
Excluding
Interest
NII
(Loss)
Portfolio
Turnover
Rate(d)
0.77% $ 281,531 0.69% 0.69% 1.20% 52%
(2.80) 277,719 0.67 0.67 0.77 37
2.90 329,109 0.68 0.68 1.08 38
0.96 259,148 0.69 0.69 1.57 37
2.42 156,526 0.72 0.72 1.44 45
0.00 (e) 13,160 1.49 1.49 0.41 52
(3.50) 12,359 1.47 1.47 (0.02) 37
2.08 16,519 1.48 1.48 0.29 38
0.16 17,781 1.49 1.49 0.77 37
1.53 6,879 1.52 1.52 0.64 45
0.98 404,284 0.49 0.49 1.39 52
(2.51) 447,376 0.47 0.47 0.97 37
3.10 469,157 0.48 0.48 1.28 38
1.16 440,687 0.49 0.49 1.77 37
2.62 433,253 0.52 0.52 1.64 45

Notes to Financial Statements
1. General Information
Trust and Fund Information
Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, (the “1940 Act”), as amended. Nuveen Municipal Trust is comprised of Nuveen
All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen
Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term
Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20,
1987. The Funds, were each organized as a series of predecessor trusts or corporations prior to that date.
Current Fiscal Period
The end of the reporting period for the Funds is March 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2023 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the
Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset
Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”)
without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term)
if redeemed within eighteen months (twelve months for Short Term) of purchase. Class C Shares are sold without an up-front sales charge. Class C
Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sales charge.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the
NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its directors/trustees or its officers, all of whom receive remuneration for their services to the each Trust from the Adviser or its affiliates. The Funds’ Board of Director/Trustees (the ’’Board’’) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the
“Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment Income, is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind
(“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of
Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association,
Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each
Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’
Portfolio of Investments or Statements of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio
Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate
Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Fund
Gross
Custodian Fee
Credits
All-American
$ 30,631
Intermediate Duration
57,640
Limited Term
50,618
Short Term
8,178

Notes to Financial Statements
(continued)
New Rules to Modernize Fund Valuation Framework Take Effect
A new rule adopted by the Securities and Exchange Commission (the "SEC") governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
FASB issues ASU 2022-03-Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
("ASU 2022-03")
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement ("Topic 820"). The amendments in ASU
2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-
03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as
Level 1.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds'
liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond
(referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the
“TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the
TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the
Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value.
All-American
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 4,639,379,029 $ 130,884** $ 4,639,509,913
Common Stocks – 55,405,601 – 55,405,601
Corporate Bonds – 1,120,018 – 1,120,018
Variable Rate Senior Loan Interests – – 26,193** 26,193
Short-Term Investments:
Municipal Bonds – 182,000,000 – 182,000,000
Total $ – $ 4,877,904,648 $ 157,077 $ 4,878,061,725
1
Intermediate Duration
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 7,694,223,940 $ 9,263** $ 7,694,233,203
Common Stocks – 205,338,611 – 205,338,611
Asset-Backed and Mortgage-Backed Securities – 10,500,577 – 10,500,577
Total $ – $ 7,910,063,128 $ 9,263 $ 7,910,072,391
1
Limited Term
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 6,477,847,884 $ – $ 6,477,847,884
Common Stocks – 216,734,161 – 216,734,161
Total $ – $ 6,694,582,045 $ – $ 6,694,582,045
1
Short Term
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 691,937,311 $ – $ 691,937,311
Common Stocks – 1,706,501 – 1,706,501
Total $ – $ 693,643,812 $ – $ 693,643,812
1
* Refer to the Fund's Portfolio of Investments for state and/or industry classifications.
** Refer to the Fund's Portfolio of Investments for securities classified as Level 3.

Notes to Financial Statements
(continued)
The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse
Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited
Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the
Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB
Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in
“Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB
Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the
Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that
Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of
Fund
Floating Rate
Obligations: Self-
Deposited
Inverse Floaters
Floating Rate
Obligations:
Externally-Deposited
Inverse Floaters Total
All-American
$ 155,465,000 $ — $ 155,465,000
Intermediate Duration
— — —
Limited Term
— — —
Short Term
— — —
Fund
Average Floating
Rate Obligations
Outstanding
Average Annual
Interest Rate
And Fees
All-American
$ 441,949,583 1.93%
Intermediate Duration
— —
Limited Term
— —
Short Term
— —

Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the
Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as “shortfall payments”). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on
Recourse Trusts” on the Statement of Assets and Liabilities. During the current fiscal period All-American made shortfall payments in the amount of
$15,578,844, which is recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations. None of the other
Funds in this report made shortfall payments during the current reporting period.
As of the end of the reporting period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/
delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Fund
Maximum Exposure
to Recourse Trusts:
Self-Deposited
Inverse Floaters
Maximum Exposure
to Recourse Trusts:
Externally-Deposited
Inverse Floaters Total
All-American
$ 155,465,000 $ — $ 155,465,000
Intermediate Duration
— — —
Limited Term
— — —
Short Term
— — —
Fund
Purchases
Sales and
Maturities
All-American
$ 2,894,963,823 $ 6,039,368,902
Intermediate Duration
1,718,937,517 2,934,544,523
Limited Term
2,451,769,899 4,023,881,944
Short Term
412,459,706 393,259,496

Notes to Financial Statements
(continued)
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, where applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities.
Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days
“mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for
“Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-
market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, All-American managed the duration of its portfolio by shorting interest rate futures contracts. The Fund did not hold any open futures contracts at year-end.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and
Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.
Fund
Average notional amount of futures contracts
outstanding
*
All-American $ 562,073,901
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund
Underlying
Risk Exposure
Derivative
Instrument
Net Realized
Gain (Loss) from
Futures Contracts
Change in Net Unrealized
Appreciation (Depreciation) of
Futures Contracts
All-American Interest rate Future contracts $ 59,344,049 $ -

5. Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
Year Ended
3/31/23
Year Ended
3/31/22
All-American Shares Amount Shares Amount
Subscriptions:
Class A 57,880,697 $587,762,385 56,205,735 $686,889,738
Class A - automatic conversion of Class C 48,335 495,395 10,961 131,937
Class A - automatic conversion of Class C2
(1)
— — 596,057 7,361,302
Class C 3,477,596 35,253,323 4,280,919 52,395,291
Class R6 11,973,620 122,446,849 7,782,649 95,093,960
Class I 174,308,818 1,788,167,868 118,902,761 1,452,273,413
Total subscriptions 247,689,066 2,534,125,820 187,779,082 2,294,145,641
Reinvestments of distributions:
Class A 6,965,823 70,611,282 6,817,019 82,468,230
Class C 464,633 4,709,947 427,321 5,172,663
Class C2
(1)
— — 2,645 32,477
Class R6 368,482 3,757,721 313,473 3,801,039
Class I 7,247,738 73,888,008 7,822,565 95,012,145
Total reinvestments of distributions 15,046,676 152,966,958 15,383,023 186,486,554
Redemptions:
Class A (118,734,549) (1,208,450,100) (52,744,723) (631,683,629)
Class C (9,712,827) (98,745,287) (4,983,850) (60,260,597)
Class C - automatic conversion to Class A (48,332) (495,395) (10,968) (131,937)
Class C2
(1)
— — (585,597) (7,119,866)
Class C2 - automatic conversion to Class A
(1)
— — (595,575) (7,361,302)
Class R6 (12,621,023) (129,054,830) (3,188,302) (38,061,941)
Class I (340,737,207) (3,487,500,230) (97,542,195) (1,169,221,924)
Total redemptions (481,853,938) (4,924,245,842) (159,651,210) (1,913,841,196)
Net increase (decrease) (219,118,196) $(2,237,153,064) 43,510,895 $566,790,999
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
Year Ended
3/31/23
Year Ended
3/31/22
Intermediate Duration Shares Amount Shares Amount
Subscriptions:
Class A 42,575,714 $370,551,557 21,648,832 $207,239,557
Class A - automatic conversion of Class C 3,087 27,068 2,546 24,091
Class A - automatic conversion of Class C2 — — 320,293 3,094,027
Class C 1,825,035 15,800,739 727,021 6,982,206
Class I 639,391,383 5,576,213,957 313,790,143 2,996,181,699
Total subscriptions 683,795,219 5,962,593,321 336,488,835 3,213,521,580
Reinvestments of distributions:
Class A 2,001,437 17,404,317 1,700,655 16,228,772
Class C 70,745 615,322 60,155 574,801
Class C2
(1)
— — 904 8,724
Class I 14,194,503 123,836,193 12,371,099 118,400,278
Total reinvestments of distributions 16,266,685 141,855,832 14,132,813 135,212,575
Redemptions:
Class A (52,011,717) (451,627,877) (20,964,589) (198,989,525)
Class C (3,078,464) (26,735,384) (1,486,918) (14,177,961)
Class C - automatic conversion to Class A (3,087) (27,068) (2,546) (24,091)
Class C2
(1)
— — (152,341) (1,464,237)
Class C2 - automatic conversion to Class A — — (319,631) (3,094,027)
Class I (812,344,036) (7,083,059,399) (329,733,945) (3,132,657,643)
Total redemptions (867,437,304) (7,561,449,728) (352,659,970) (3,350,407,484)
Net increase (decrease) (167,375,400) $(1,457,000,575) (2,038,322) $(1,673,329)

Notes to Financial Statements
(continued)
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
Year Ended
3/31/23
Year Ended
3/31/22
Limited Term Shares Amount Shares Amount
Subscriptions:
Class A 29,578,320 $318,236,925 28,723,978 $325,496,307
Class A - automatic conversion of Class C 9,343 100,335 2,804 31,725
Class A - automatic conversion of Class C2
(1)
— — 764,353 8,705,985
Class C 1,403,341 15,008,905 896,216 10,107,903
Class I 285,276,514 3,057,235,836 255,331,073 2,880,472,629
Total subscriptions 316,267,518 3,390,582,001 285,718,424 3,224,814,549
Reinvestments of distributions:
Class A 1,274,997 13,728,392 1,252,757 14,168,970
Class C 21,374 229,396 15,228 172,267
Class C2
(1)
— — 1,198 13,594
Class I 6,041,863 64,799,368 5,291,223 59,588,334
Total reinvestments of distributions 7,338,234 78,757,156 6,560,406 73,943,165
Redemptions:
Class A (64,275,760) (691,062,568) (32,457,125) (366,061,973)
Class C (3,369,428) (36,075,498) (2,256,198) (25,392,106)
Class C - automatic conversion to Class A (9,380) (100,335) (2,814) (31,725)
Class C2
(1)
— — (414,299) (4,688,236)
Class C2 - automatic conversion to Class A
(1)
— — (765,698) (8,705,985)
Class I (407,440,113) (4,357,875,630) (177,537,462) (1,991,598,239)
Total redemptions (475,094,681) (5,085,114,031) (213,433,596) (2,396,478,264)
Net increase (decrease) (151,488,929) $(1,615,774,874) 78,845,234 $902,279,450
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
Year Ended
3/31/23
Year Ended
3/31/22
Short Term Shares Amount Shares Amount
Subscriptions:
Class A 27,412,627 $266,574,871 10,567,472 $106,618,757
Class A - automatic conversion of Class C 1,072 10,527 84 856
Class A - automatic conversion of Class C2 — — 193,245 1,969,164
Class C 1,311,490 12,711,945 278,023 2,784,944
Class I 41,372,385 403,091,208 25,963,155 263,146,316
Total subscriptions 70,097,574 682,388,551 37,001,979 374,520,037
Reinvestments of distributions:
Class A 287,791 2,802,175 204,589 2,071,588
Class C 3,906 37,908 620 6,301
Class C2
(1)
— — 207 2,103
Class I 346,523 3,378,734 271,108 2,748,744
Total reinvestments of distributions 638,220 6,218,817 476,524 4,828,736
Redemptions:
Class A (27,224,185) (265,305,298) (15,035,794) (151,976,150)
Class C (1,227,885) (11,935,039) (643,632) (6,503,006)
Class C - automatic conversion to Class A (1,077) (10,527) (85) (856)
Class C2
(1)
— — (40,970) (416,944)
Class C2 - automatic conversion to Class A — — (193,245) (1,969,164)
Class I (45,971,948) (448,006,778) (26,799,410) (271,073,682)
Total redemptions (74,425,095) (725,257,642) (42,713,136) (431,939,802)
Net increase (decrease) (3,689,301) $(36,650,274) (5,234,633) $(52,591,029)
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the
Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to paydowns, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes  were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid was as follows:
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
All-American
$ 4,725,043,810 $ 142,840,438 $ (145,286,691) $ (2,446,253)
Intermediate Duration
8,144,981,016 225,474,508 (460,383,133) (234,908,625)
Limited Term
6,739,482,029 192,234,210 (237,134,194) (44,899,984)
Short Term
700,895,161 3,017,478 (10,268,827) (7,251,349)
Fund
Undistributed
Tax-Exempt
Income
1
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
All-American
$ 14,911,381 $ 257,252 $ — $ (2,446,253) $ (986,407,293) $ — $ (14,628,205) $ (988,313,118)
Intermediate
Duration
16,717,785 — — (234,908,625) (198,329,523) — (17,647,063) (434,167,426)
Limited Term
19,497,111 143,359 — (44,899,984) (158,399,870) — (10,745,323) (194,404,707)
Short Term
1,940,880 — — (7,251,349) (10,908,594) — (1,026,444) (17,245,507)
1
Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period March 1, 2023 through March 31, 2023 and paid on April 3, 2023.
3/31/23 3/31/22
Fund
Tax-Exempt
Income
1
Ordinary
Income
Long-Term
Capital Gains
Tax-Exempt
Income
Ordinary
Income
Long-Term
Capital Gains
All-American
$ 194,011,913 $ 1,483,137 $ — $ 240,864,500 $ 108,692 $ —
Intermediate Duration
201,839,820 1,499,752 — 210,706,365 1,350,124 —
Limited Term
103,125,774 488,698 — 99,992,138 240,216 —
Short Term
9,113,279 12,481 — 7,161,748 41,448 —
1
Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

Notes to Financial Statements
(continued)
As of year end, the Funds had capital loss carryforwards, which will not expire:
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities.
The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities)
Fund
Short-Term Long-Term Total
All-American
1
$ 492,653,492 $ 493,753,801 $ 986,407,293
Intermediate Duration
80,512,388 117,817,135 198,329,523
Limited Term
40,647,684 117,752,186 158,399,870
Short Term
2,192,797 8,715,797 10,908,594
1
A portion of All-American's capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
Average Daily Net Assets
All-
American
Intermediate
Duration
Limited
Term
Short
Term
For the first $125 million 0.3000% 0.3000% 0.2500% 0.2500%
For the next $125 million 0.2875 0.2875 0.2375 0.2375
For the next $250 million 0.2750 0.2750 0.2250 0.2250
For the next $500 million 0.2625 0.2625 0.2125 0.2125
For the next $1 billion 0.2500 0.2500 0.2000 0.2000
For the next $3 billion 0.2250 0.2250 0.1750 0.1750
For the next $5 billion 0.2000 0.2000 0.1500 0.1500
For net assets over $10 billion and greater 0.1875 0.1875 0.1375 0.1375
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445

in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2023, the complex-level fee rate for each Fund was as follows:
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Fund so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee.
Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to 12b-
1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”)
under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
Fund
Complex-Level Fee
All-American
0 .1626%
Intermediate Duration
0 .1625%
Limited Term
0 .1591%
Short Term
0 .1754%
Fund
Temporary
Expense Cap
Temporary
Expense Cap
Expiration Date
Permanent
Expense Cap
Intermediate Duration N/A N/A 0.75%
N/A - Not Applicable.
Fund
Purchases Sales
Realized
Gain (Loss)
All-American
$ 5,097,225 $ 6,022,665 $ (617,986)
Intermediate Duration
— — —
Limited Term
— — —
Short Term
29,721,548 1,060,772 (22,568)
Fund
Sales Charges
Collected
(Unaudited)
Paid to Financial
Intermediaries
(Unaudited)
All-American
$ 1,868,809 $ 1,818,707
Intermediate Duration
945,822 929,191
Limited Term
349,772 340,428
Short Term
96,083 93,687

Notes to Financial Statements
(continued)
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A
Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity.
The credit facility expires in June 2023 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a)
OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed.
The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the
Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid
Fund
Commission
Advances
(Unaudited)
All-American
$ 1,625,973
Intermediate Duration
904,422
Limited Term
332,780
Short Term
92,484
Fund
12b-1 Fees
Retained
(Unaudited)
All-American
$ —
Intermediate Duration
40,081
Limited Term
28,981
Short Term
13,061
Fund
CDSC
Retained
(Unaudited)
All-American
$ 516,614
Intermediate Duration
177,396
Limited Term
295,909
Short Term
122,546

administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.
Fund
Maximum
Outstanding
Balance
All-American
$ 95,000,000
Intermediate Duration
110,666,095
Limited Term
101,758,583
Short Term
14,200,000
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
All-American
105 $ 42,243,810 3.91%
Intermediate Duration
87 49,673,923 3.02
Limited Term
126 39,220,907 3.76
Short Term
22 3,544,032 5.62

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
All-American $ —
Intermediate Duration —
Limited Term —
Short Term —

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management,
LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck :
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage (Effective Leverage Ratio):
Effective leverage is investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the
Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond
(TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust
.
This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Assets Value (NAV) per Share:
A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunded Bond/Pre-Refunding:
Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer does not have the ability to increase taxes by an unlimited amount to pay the bonds back.
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond
(TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Liquidity Risk Management Program
(Unaudited)

Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the
“Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees (the "Board")
previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity
Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-
Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 23-25, 2022 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted
that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (1)
the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (ii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid,
“Illiquid”, discussed below), The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment
Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third- party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly
Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments, and requires certain reporting to the
Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the
Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Annual Investment Management
Agreement Approval Process
(Unaudited)
At a meeting held on May 23-25, 2022 (the “May Meeting”), the Board of Directors or Trustees, as applicable (the “Board” and each Director or
Trustee, a “Board Member”), of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the
Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the
“Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory
Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are
collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund
Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds;
management of distributions; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by
Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements.
Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the
Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the
Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the
Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and
managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.
In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers).
The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.
In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the
Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and
2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations;
launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance
(“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The
Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and
any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the
Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer
Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-
specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2022, the Fund outperformed its benchmark for the five-year period ended March 31, 2022 and ranked in the second quartile of its Performance Peer Group for the three-year period and first quartile for the five-year period ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three-year period ended December 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended December 31, 2021. The Fund also ranked in the second quartile of its Performance Peer
Group for the one- and three-year periods ended December 31, 2021 and first quartile for the five-year period ended December 31, 2021. In addition, although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2022, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2022 and ranked in the second quartile of its Performance Peer
Group for the one-year period and first quartile for the three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021 and March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2021 and third quartile for the five-year period ended
December 31, 2021. Further, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2022, the Fund ranked in the third quartile of its Performance Peer Group for such periods. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the
“Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology
Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.6 million in fees for shareholders in 2021.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the All-American Fund had a net management fee and a net expense ratio that were below the respective peer average; (b) the Intermediate Duration Fund and the Limited Term Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (c) the Short Term
Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the
Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“ETFs”) sub-advised by the
Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The
Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen
Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.
The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results.
The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of
Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA.
The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the
Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31,
2020 and the pre- and post-tax revenue margins from 2021 and 2020.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-
level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2021 and 2020), including the permanent expense cap applicable to the Intermediate Duration Fund. The Board recognized that such waivers and reimbursements applicable to the respective Nuveen funds are another means for potential economies of scale to be shared with shareholders of such funds and can provide a protection from an increase in expenses if the assets of the applicable funds decline. As noted above, the
Independent Board Members also recognized the continued reinvestment in Nuveen’s business.
Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted
that, subject to certain exceptions, certain classes of the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party financial intermediaries, the Board reviewed the amount retained by the Adviser’s affiliate.
In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the
Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the
Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen
Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios in
Fund Complex
Overseen By
Trustee
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Chair and Trustee 2008 Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012-2021); Chair of the Board
of the Kehrein Center for the Arts (philanthropy) (since 2021);
member: Catalyst Schools of Chicago Board (since 2008) and
Mather Foundation Board (philanthropy) (since 2012), formerly,
Chair of its Investment Committee (2017-2022); formerly, Member,
Chicago Fellowship Board (philanthropy) 2005-2016); formerly,
Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director,
Legal & General Investment Management America, Inc. (asset
management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007); Executive
Vice President, Quantitative Management & Securities Lending
(2000-2004); prior thereto, various positions with Northern Trust
Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and
Northern Trust Hong Kong Board (1997-2004).
139
Jack B. Evans
1948
333 W. Wacker Drive
Chicago, IL 60606
Trustee 1999 Chairman (since 2019), formerly, President (1996-2019), The
Hall-Perrine Foundation, (private philanthropic corporation);
Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents
for the State of Iowa University System (2007- 2013); Director
and Chairman (2009-2021), United Fire Group, a publicly
held company; Director, Public Member, American Board of
Orthopaedic Surgery (2015-2020); Director
(2000-2004), Alliant Energy; Director (1996-2015), The Gazette
Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief
Operating Officer (1972-1995), SCI Financial Group, Inc.,
(regional financial services firm).
139
William C. Hunter
1948
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2003 Dean Emeritus, formerly, Dean, Tippie College of Business,
University of Iowa (2006-2012); Director of Wellmark, Inc. (since
2009); past Director (2005-2015), and past President (2010-
2014) Beta Gamma Sigma, Inc., The International Business
Honor Society; formerly, Director (2004-2018) of Xerox
Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut
(2003-2006); previously, Senior Vice President and Director of
Research at the Federal Reserve Bank of Chicago (1995-2003);
formerly, Director (1997-2007), Credit Research Center at
Georgetown University.
139

Trustees and Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios in
Fund Complex
Overseen By
Trustee
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2021 Formerly, Managing Director, Independent Directors Council
(IDC) (supports the fund independent director community and
is part of the Investment Company Institute (ICI), which
represents regulated investment companies) (2006-2019);
formerly, various positions with ICI (1989-2006); Member of the
Board of Directors, Jewish Coalition Against Domestic Abuse
(JCADA) (since 2020).
139
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2021 Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman
(2018-2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses)(2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
139
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2016 Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
139
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2013 Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications
strategies for clients) (since 2008); served The President’s
Council of Fordham University (2010-2019) and previously a
Director of the Curran Center for Catholic American Studies
(2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014);
former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief
Executive Officer of ABN AMRO Bank N.V., North America, and
Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank
N.V. between 1996 and 2007.
139

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios in
Fund Complex
Overseen By
Trustee
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2020 Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
139
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2016 Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services)
(2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004)
formerly, Chair (2015-2022) of the Board of Trustees of The John A.
Hartford Foundation (a philanthropy dedicated to improving
the care of older adults); formerly, Member (2005-2015) and
Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke
College.
139
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2017 Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
139
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod
1976
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2020 Senior Managing Director (since 2017) and Head of Advisory Product (since
2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-
2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since
2018) and of Nuveen Fund Advisors, LLC (since 2019).
Brett E. Black
1972
333 West Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director of Nuveen (since 2022); formerly, Vice President (2014-2022),
Chief Compliance Officer (2017-2022); Deputy Chief Compliance Officer (2014-
2017) of BMO Funds, Inc.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director (since 2022), formerly, Vice President (2016-2022), and
Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director
(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since
2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General
Counsel (since January 2022), formerly, Vice President and Associate General
Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice
President (2018-2022), Assistant Secretary and Associate General Counsel (since
2018) of Nuveen Asset Management, LLC.

Trustees and Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017);
Vice President and Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC (since 2022); Vice President and Associate General
Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson
National Asset Management (2012-2017).
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director (since 2021), formerly, Managing Director (2017-2021),
Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of
Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing
Director (since 2021), formerly, Managing Director (2017-2021), Vice President
(2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly,
Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and
Certified Financial Risk Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of
Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021)
and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing
Director (since 2019, formerly, Vice President and Director), Associate General
Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA
Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing
Director (since 2018), formerly, Vice President and Director, Associate General
Counsel and Assistant Secretary of Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC;
Vice President (since 2017), Associate General Counsel and Assistant Secretary
(since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant
Secretary of Covariance Capital Management, Inc. (2014-2017).
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Senior Managing Director (since 2017) and Secretary and General Counsel (since
2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-
2017); Executive Vice President (since 2023) and Assistant Secretary (since 2008)
of Nuveen Securities, LLC, formerly Senior Managing Director (2017-2023);
Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund
Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016-
2023) and Co-General Counsel (2011-2020); Executive Vice President (since
2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly,
Senior Managing Director (2017-2023) and Associate General Counsel (2011-
2020); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ
Investment Management Company, LLC and Santa Barbara Asset Management,
LLC; Vice President and Secretary of Winslow Capital Management, LLC (since
2010); Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Alternative Investments, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups
(2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since
2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director, Mutual Fund Tax and Expense Administration (since 2022), formerly,
Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the
TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts;
has held various positions with TIAA since 2004.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director (since 2017), formerly Senior Vice President (2016-2017) of
Nuveen.

275
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Trey S. Stenersen
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2022 Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment
Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief
Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-
2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative
Advisors LLC.
E. Scott Wickerham
1973
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance of Nuveen (since
2019), formerly, Managing Director; Senior Managing Director (since 2019) of
Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen
Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer
and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds,
the TIAA Separate Account VA-1 and the Principal Financial Officer, Principal
Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
has held various positions with TIAA since 2006.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General
Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since
2020); Vice President (since 2010) and Associate General Counsel (since 2019) of
Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors,
LLC; Managing Director (since 2017), Associate General Counsel and Assistant
Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-
CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate
General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC
and of TIAA (since 2017).
(1) Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2) Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
MAN-NAT-0323P 2849650-INV-Y-05/24
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Bond Funds
Mutual Funds
Nuveen Municipal
March 31, 2023
Annual
Report
Fund Name Class A Class C Class R6 Class I
Nuveen High Yield Municipal Bond Fund NHMAX NHCCX NHMFX NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund NVHAX NVCCX — NVHIX
Nuveen Strategic Municipal Opportunities Fund NSAOX NSCOX — NSIOX

2
Table
of Contents
Chair’s Letter to Shareholders 3
Important Notices 4
Portfolio Managers’ Comments 5
Risk Considerations and Dividend Information 10
About the Funds’ Benchmarks 11
Fund Performance, Expense Ratios, Effective Leverage and Holdings Summaries 12
Yields 21
Expense Examples 22
Report of Independent Registered Public Accounting Firm 24
Portfolios of Investments 25
Statement of Assets and Liabilities 338
Statement of Operations 340
Statement of Changes in Net Assets 341
Statement of Cash Flows 343
Financial Highlights 344
Notes to Financial Statements 350
Important Tax Information 366
Additional Fund Information 367
Glossary of Terms Used in this Report 368
Liquidity Risk Management Program 370
Annual Investment Management Agreement Approval Process 371
Trustees and Officers 378

Chair’s Letter
to Shareholders
3
Dear Shareholders,
The significant measures taken by the U.S. Federal Reserve (Fed) and other global central banks over the past year to contain inflation have begun to take effect. From March 2022 to
May 2023, the Fed raised the target fed funds rate by 5.00% to a range of 5.00% to 5.25%, marking the fastest interest rate hiking cycle in its history. Across most of the world, inflation rates have fallen from their post-pandemic highs but currently remain well above the levels that central banks consider supportive of their economies’ long-term growth.
At the same time, the U.S. and other large economies have remained surprisingly resilient, even as financial conditions have tightened. Despite contracting in the first half of 2022, U.S.
gross domestic product grew 2.1% in the year overall compared to 2021 and expanded at a more moderate pace of 1.1% in the first quarter of 2023. A relatively strong jobs market has helped support consumer sentiment and spending despite historically high inflation. Markets are concerned that these conditions could keep upward pressure on prices and wages, although the recent collapse of three regional U.S. banks (Silicon Valley Bank, Signature
Bank and First Republic Bank) and major European bank Credit Suisse is likely to add further downward pressure to the economy as the banking system slows lending in response.
Fed officials are closely monitoring inflation data and other economic measures to modify their rate setting policy based upon these factors on a meeting-by-meeting basis. While uncertainty has increased given the unpredictable outcome of tighter credit conditions on the economy, the Fed remains committed to acting until it sees sustainable progress toward its inflation goals. In the meantime, markets are likely to continue reacting in the short term to news about inflation data, economic indicators and central bank policy. We encourage investors to keep a long-term perspective amid the short-term noise. Your financial professional can help you review how well your portfolio is aligned with your time horizon, risk tolerance and investment goals.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
May 22, 2023

4
Important Notices
For Shareholders of
Nuveen High Yield Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Strategic Municipal Opportunities Fund
Soft Closure of the Nuveen High Yield Municipal Bond Fund
After the close of business on September 30, 2021 (the “Closing Date”), Nuveen High Yield Municipal Bond Fund (the “Fund”)
suspended offering its shares to new investors (commonly referred to as a “soft closure”). Investors in the Fund as of the Closing
Date could continue to purchase Fund shares, including through the reinvestment of dividends and capital gains distributions.
Shares of the Fund also remained available to clients investing through mutual fund wrap and fee-based advisory programs that utilized the Fund as of the Closing Date and the Fund continued to offer its shares to affiliated fund of funds and model portfolios.
Effective June 1, 2022, the Fund resumed the sale of its shares to new investors and all restrictions associated with the Fund’s soft closure were rescinded.
Portfolio Manager Updates for the Funds
Effective April 10, 2023, John V. Miller announced that he will retire from Nuveen on June 1, 2023 and will continue to serve as a portfolio manager of the Funds until that time. In conjunction with this announcement, Daniel J. Close and Stephen J. Candido have each been named portfolio managers of Nuveen High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities
Fund. Mr. Candido has also been named a portfolio manager of Nuveen Short Duration High Yield Municipal Bond Fund. Timothy T.
Ryan will continue to serve as a portfolio manager of Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic
Municipal Opportunities Fund. Steven M. Hlavin will continue to serve as a portfolio manager of Nuveen Short Duration High Yield
Municipal Bond Fund.

Portfolio Managers’
Comments
5
Nuveen High Yield Municipal Bond Fund
Nuveen Short Duration High Yield Municipal Bond Fund
Nuveen Strategic Municipal Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, Daniel J. Close, CFA, and Stephen J. Candido, CFA, manage the Nuveen High Yield Municipal Bond Fund. John V. Miller, CFA, along with Timothy T. Ryan, CFA, Steven M. Hlavin, and Stephen
J. Candido, CFA manage the Nuveen Short Duration High Yield Municipal Bond Fund. John V. Miller, CFA, Timothy T. Ryan, CFA,
Daniel J. Close, CFA, and Stephen J. Candido, CFA, manage the Nuveen Strategic Municipal Opportunities Fund.
Soft Closure Update
Effective June 1, 2022, after suspending offering its shares to new investors on September 30, 2021, the Nuveen High Yield
Municipal Bond Fund resumed the sale of its shares to new investors and all restrictions associated with the Fund’s soft closure were rescinded.
Portfolio Manager Update
Effective April 10, 2023 (subsequent to the close of this reporting period), Daniel J. Close, CFA, and Stephen J. Candido,
CFA, were added as portfolio managers of the Nuveen High Yield Municipal Bond Fund and the Nuveen Strategic Municipal
Opportunities Fund. Stephen J. Candido, CFA, was also added as a portfolio manager to the Nuveen Short Duration High Yield
Municipal Bond Fund. John V. Miller, CFA, will retire from Nuveen on June 1, 2023, and will continue to serve as a portfolio manager until that time. There were no other changes to the Funds’ portfolio management teams.
Here the Funds’ portfolio managers review U.S. and municipal market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended March 31, 2023. For more information on the Funds’ investment objectives and policies, please refer to the prospectus.
What factors affected the U.S. economy and municipal bond market during the twelve-month reporting period ended March
31, 2023?
U.S. economic growth continued to moderate amid high inflation and tightening financial conditions during the twelve-month period ended March 31, 2023. In the first quarter of 2023, the economy expanded at an annualized rate of 1.1%, according to the preliminary estimate from the U.S. Bureau of Economic Analysis, slowing from 2.1% in 2022 overall. Inflation remained persistently high through the majority of the reporting period as China’s Zero-COVID restrictions (lifted in December 2022) and the Russia-
Ukraine war worsened existing pandemic-related supply chain disruptions and drove food and energy prices higher. While the U.S.
Federal Reserve (Fed) and other global central banks took aggressive measures to ease inflation, and supply chains and energy prices began to normalize toward the end of the reporting period, inflation levels remained much higher than central banks’ target levels.
Beginning in March 2022, the Fed raised its target fed funds rate nine times during the reporting period, bringing it from near zero at the start of 2022 to a range of 4.75% to 5.00% as of March 2023. One of the Fed’s rate increases occurred in March 2023, a decision that was closely watched because of the failure of Silicon Valley Bank and Signature Bank during the same month and uncertainty around the economic impact of these failures. Additionally, in March 2023, Swiss bank UBS agreed to buy Credit
Suisse, which had been troubled for some time and was considered to be vulnerable in the current environment. For much of the reporting period, the Fed’s activity led to significant volatility in bond and stock markets. In addition, it contributed to an increase in the U.S. dollar’s value relative to major world currencies, which acts as a headwind to the profits of international companies and
U.S. domestic companies with overseas earnings. Global currency and bond markets were further roiled in September 2022 by an unpopular fiscal spending proposal in the U.K. but recovered after the plans were abandoned.
During the reporting period, elevated inflation and higher borrowing costs weighed on some segments of the economy, including the real estate market. Consumer spending, however, has remained more resilient than expected, in part because of a still-strong labor market, another key gauge of the economy’s health. By July 2022, the economy had recovered the 22 million jobs lost since

Portfolio Managers’ Comments
(continued)
6
the beginning of the pandemic. As of March 2023, the unemployment rate remained near its pre-pandemic low of 3.5%, although monthly job growth appeared to be slowing. The strong labor market and wage gains helped provide a measure of resilience to the
U.S. economy in 2022 and early 2023, even as the Fed sought to soften job growth to help curb inflation pressures.
The broad municipal bond market was impacted by interest rate volatility and economic uncertainty during the reporting period.
Municipal yields rose across the maturity spectrum, but the move was uneven. The greatest increase in yields was at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Yields at the long end of the municipal curve also rose significantly, but intermediate and intermediate-long maturities saw relatively smaller yield increases. Overall, shorter maturities generally outperformed longer maturities during the reporting period. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories and investors increased redemptions from traditional municipal bond mutual funds. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, although there was some widening as the market sell-off continued.
Nuveen High Yield Municipal Bond Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2023?
The Fund focuses on non-investment grade and unrated municipal bonds with a weighted average maturity of more than 10 years. A large team of credit analysts seeks value, targeting municipal bond market inefficiencies in pursuit of the Fund's primary goal of providing investors with a high level of tax-exempt income. The portfolio management team also aims to enhance yield by strategically using leverage through inverse floating rate securities. Inverse floating rate securities, sometimes referred to as
“inverse floaters,” are the residual interest in a tender option bond (TOB) trust. These securities can be used for a variety of reasons, including duration management, income and total return enhancement.
Throughout the reporting period, the portfolio management team pursued relatively defensive portfolio strategies. The team’s approach entailed reducing the Fund’s total dollar amount of leverage, building its exposure to cash, adjusting its allocation to credit and shortening its duration. During the reporting period, the portfolio management team also executed tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
How did the Fund perform during the twelve-month reporting period ended March 31, 2023?
The Class A Shares of the Nuveen High Yield Municipal Bond Fund underperformed the S&P Municipal Yield Index for the twelve-month reporting period ended March 31, 2023. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Yield Index.
The Fund’s underperformance was largely driven by its use of leverage through inverse floating rate securities. These securities underperformed as their longer-duration profiles, magnified by leverage, were more sensitive to the detrimental effects of the sharply rising interest rates during the reporting period. More details on the performance impact of the Fund’s leveraging strategy are included below. In addition, in a market environment that favored bonds with shorter durations and higher coupons, the Fund’s exposure to longer-duration, lower-coupon holdings also detracted. Also weighing on the Fund’s performance was its security selection in Puerto Rico Electric and Power Authority bonds (PREPA). These bonds underperformed given the issuer’s ongoing debt restructuring.
Partially offsetting the Fund’s underperformance was an equity holding in Energy Harbor. The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-
carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE: VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra. In connection with the transaction, Nuveen Funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the Portfolio of Investments section of this report.
As interest rates rose, the Fund’s underperformance was also offset by its use of short U.S. Treasury futures to manage the portfolio’s duration and hedge against rising interest rates. The Fund also used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread during the reporting period. The swaps had a negligible impact on relative performance over the reporting period.

7
Impact of the Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance
One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its benchmark was the Fund’s use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because research has shown that, over time, it can provide opportunities for additional income.
Such opportunities arise when the short-term rates that the Fund pays on its leveraged instruments are lower than the interest the
Fund earns on its portfolio of long-term bonds purchased with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its net asset value (NAV)
if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, making the Fund’s NAV more volatile, and its total return performance more variable, over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and will typically increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental income.
The portfolio management team believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described. As of March 31, 2023, the effective leverage was 27.74%, which is within the Fund’s expected range and is regularly monitored.
The Fund’s use of leverage through inverse floating rate securities detracted from relative performance over this reporting period.
However, the Fund's use of leverage was accretive to overall common share income.
Nuveen Short Duration High Yield Municipal Bond Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2023?
The Fund seeks high current income exempt from regular federal income taxes by investing in municipal bonds, a substantial portion of which may be rated below investment grade, while maintaining a weighted average effective portfolio duration of less than 4.5 years. The Fund may opportunistically employ leverage through the use of inverse floating rate securities. Inverse floating rate securities, sometimes referred to as “inverse floaters,”  are the residual interest in a tender option bond (TOB) trust. These securities can be used for a variety of reasons, including duration management, income and total return enhancement.
During the first half of the reporting period, the portfolio management team took advantage of tactical trading opportunities in underperforming sectors, increasing the Fund’s exposure to the tobacco sector and Puerto Rico bonds. Additionally, the portfolio management team executed tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
Toward the end of the reporting period, the portfolio management team reduced the Fund’s short position in U.S. Treasury futures, which were used for hedging purposes and to achieve the Fund’s duration objectives. Also, the portfolio management team sold certain variable-rate bonds, taking advantage of the relatively high demand to sell the securities at attractive prices.
How did the Fund perform during the twelve-month reporting period ended March 31, 2023?
The Class A Shares of the Nuveen Short Duration High Yield Municipal Bond Fund underperformed the S&P Municipal Short
Duration Yield Index for the twelve-month reporting period ended March 31, 2023. For the purposes of this Performance
Commentary, references to relative performance are in comparison to the S&P Municipal Short Duration Yield Index.
The largest detractor from the Fund’s relative performance was an overweight to credit risk, specifically non-rated and below investment grade bonds, which detracted because these categories underperformed during the reporting period. A second notable detractor was the Fund’s underweight to the industrial development revenue bond sector, which outperformed. An allocation to tobacco bonds further weighed on the Fund’s relative performance. Because these bonds tended to trade more frequently, they encountered disproportionate selling pressure and underperformed during the reporting period.
As interest rates rose, the Fund’s underperformance was partially offset by its use of short U.S. Treasury futures to manage the portfolio’s duration and hedge against rising interest rates. In addition, the Fund’s underperformance was also partially offset by an equity holding in Energy Harbor common stock. The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy

Portfolio Managers’ Comments
(continued)
8
restructuring of FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-carbon energy sources. On March 6, 2023,
Vistra Corp. (NYSE: VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra. In connection with the transaction,
Nuveen Funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the Portfolio of Investments section of this report.
Nuveen Strategic Municipal Opportunities Fund
What key strategies were used to manage the Fund during the twelve-month reporting period ended March 31, 2023?
The Fund is managed using a research-driven strategy that seeks attractive total return and tax-exempt income by capitalizing on opportunities as markets change, with the ability to invest across any credit quality or maturity.
Throughout the reporting period, the portfolio management team pursued relatively defensive portfolio strategies. The team’s approach entailed reducing the Fund’s leverage, building its exposure to cash, adjusting its allocation to credit and shortening its duration. Another strategy the Fund employed during the reporting period involved executing tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Fund’s income earnings and capture tax efficiencies.
How did the Fund perform during the twelve-month reporting period ended March 31, 2023?
The Class A Shares of the Nuveen Strategic Municipal Opportunities Fund significantly underperformed the S&P Municipal Bond
Index for the twelve-month reporting period ended March 31, 2023. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond Index.
The Fund’s underperformance was largely driven by duration and yield curve positioning. Because the Fund’s duration was longer than the benchmark, it was more sensitive to the detrimental effects of sharply rising interest rates during the reporting period.
An overweight to credit risk, specifically non-rated and below investment grade bonds, also detracted because these categories underperformed during the reporting period.
The Fund’s underperformance was partially offset by its use of short U.S. Treasury futures to manage the portfolio’s duration and hedge against rising interest rates. These securities performed well as interest rates rose and tempered the negative performance impact of the Fund’s duration positioning. In addition, the Fund’s underperformance was also partially offset by an equity holding in
Energy Harbor common stock. The Fund received Energy Harbor common stock in 2020 as part of the bankruptcy restructuring of
FirstEnergy Solutions, the predecessor of Energy Harbor and a former holding in the Fund. The stock price rose during the reporting period alongside rising energy prices and greater interest in low-carbon energy sources. On March 6, 2023, Vistra Corp. (NYSE:
VST), an integrated retail electricity and power generation company, announced it had executed a definitive agreement with Energy
Harbor to merge Energy Harbor into a newly formed subsidiary of Vistra. In connection with the transaction, Nuveen Funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity. For additional information, please refer to footnotes in the
Portfolio of Investments section of this report.

9
This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The
Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard &
Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings;
BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

10
Risk Considerations and Dividend
Information
Risk Considerations
Nuveen High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.
The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Short Duration High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.
The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.
Nuveen Strategic Municipal Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/
or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the
Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to
Financial Statements of this report.

About the Funds’ Benchmarks
11
Lipper General & Insured Municipal Debt Funds Classification Average:
Represents the average annualized total
return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper High Yield Municipal Debt Funds Classification Average:
Represents the average annualized total return for
all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
S&P Municipal Bond Index:
An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index:
An index that is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Short Duration Municipal Yield Index:
An index that consists of bonds maturing in 1 to 12 years and is structured so that 70% of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

12
Fund Performance, Expense Ratios,
Effective Leverage and Holdings Summaries
The Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summaries for each Fund are shown within this section of the report.
Fund Performance
Performance data shown represents past performance and does not predict or guarantee future results.
Investment returns
and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit
Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note
7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses
(before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.
A Fund may also from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9—Borrowing Arrangements, are excluded from the calculation of a
Fund’s effective leverage ratio.
Holdings Summaries
The Holdings Summaries data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the
Fund’s Portfolio of Investments for individual security information.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s
Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B,
CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen High Yield Municipal Bond Fund
(continued)
Fund Performance, Expense Ratios, Effective Leverage and Holdings Summaries
March 31, 2023
13
Refer to the first page of this Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summa-
ries section for further explanation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Municipal Yield Index.
** Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions less than twelve months after purchase, which is reflected in the total returns presented for less than 1-Year, when and where applicable. Class C Shares automatically con-
vert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the perfor-
mance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2023
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year 10-Year
Class A at NAV 6/07/99 (5.79)% 2.53% 4.03% 0.92%
Class A at maximum Offering Price 6/07/99 (9.73)% 1.66% 3.59% –
S&P Municipal Yield Index — (3.83)% 2.93% 3.62% —
Lipper High Yield Municipal Debt Funds Classification Average — (4.93)% 1.45% 2.65% —
Class I 6/07/99 (5.52)% 2.76% 4.25% 0.72%
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year
Since
Inception
Class C at NAV 2/10/14 (6.51)% 1.72% 3.99% 1.72%
Class C at maximum Offering Price 2/10/14 (6.51)% 1.72% 3.99% –
Class R6 6/30/16 (5.55)% 2.78% 2.79% 0.69%
Effective Leverage Ratio 27.74%

14
Fund Performance, Expense Ratios, Effective Leverage and Holdings
Summaries March 31, 2023
(continued)
Growth of an Assumed $10,000 Investment as of  March 31, 2023
 - Class A
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

15
Holdings Summaries as of March 31, 2023
Fund Allocation
(% of net assets)
Municipal Bonds 121 .2%
Common Stocks 8 .4%
Corporate Bonds 0 .8%
Variable Rate Senior Loan
Interests 0 .0%
Exchange-Traded Funds 0 .0%
Investments Purchased with
Collateral from Securities
Lending 0 .0%
Repurchase Agreements 1 .7%
Other Assets & Liabilities, Net 2.6%
Floating Rate Obligations (34.7)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 1.5%
AAA 0.3%
AA 18.0%
A 13.8%
BBB 6.8%
BB or Lower 10.2%
N/R (not rated) 43.2%
N/A (not applicable) 6.2%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 25.7%
Transportation 15.0%
Health Care 12.8%
Education and Civic
Organizations 10.0%
Tax Obligation/General 7.6%
Utilities 6.8%
Other 13.9%
Corporate Bonds 0.6%
Common Stocks 6.3%
Variable Rate Senior Loan
Interests 0.0%
Investments Purchased with
Collateral from Securities
Lending 0.0%
Repurchase Agreements 1.3%
Total 100%
States and Territories
2
(% of total municipal bonds)
California 14.1%
Florida 14.0%
New York 9.5%
Illinois 8.8%
Colorado 8.5%
Puerto Rico 6.1%
Wisconsin 5.3%
Texas 4.0%
Arizona 2.3%
Ohio 2.0%
Georgia 1.9%
Pennsylvania 1.8%
District of Columbia 1.8%
Missouri 1.6%
Virginia 1.5%
Other 16.8%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

16
Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Fund Performance, Expense Ratios, Effective Leverage and Holdings Summaries
March 31, 2023
Refer to the first page of this Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summa-
ries section for further explanation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Short Duration Municipal Yield Index.
** Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions less than twelve months after purchase, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class
C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class
C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such peri-
ods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2023
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year 10-Year
Class A at NAV 2/01/13 (2.07)% 2.35% 2.98% 0.77%
Class A at maximum Offering Price 2/01/13 (4.52)% 1.83% 2.71% –
S&P Short Duration Municipal Yield Index — 0.56% 3.13% 3.22% —
Lipper High Yield Municipal Debt Funds Classification Average — (4.93)% 1.45% 2.65% —
Class I 2/01/13 (1.85)% 2.56% 3.18% 0.57%
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year
Since
Inception
Class C at NAV 2/10/14 (2.86)% 1.56% 2.59% 1.57%
Class C at maximum Offering Price 2/10/14 (2.86)% 1.56% 2.59% –
Effective Leverage Ratio 5.69%

17
Growth of an Assumed $10,000 Investment as of March 31, 2023
 - Class A
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

18
Fund Performance, Expense Ratios, Effective Leverage and Holdings
Summaries
March 31, 2023 (continued)
Holdings Summaries as of March 31, 2023
Fund Allocation
(% of net assets)
Municipal Bonds 97 .6%
Common Stocks 7 .2%
Corporate Bonds 0 .5%
Other Assets & Liabilities, Net 2.3%
Borrowings (2.4)%
Floating Rate Obligations (5.2)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
U.S. Guaranteed 0.5%
AAA 0.1%
AA 2.3%
A 8.7%
BBB 10.4%
BB or Lower 16.1%
N/R (not rated) 55.1%
N/A (not applicable) 6.8%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 25.6%
Utilities 12.4%
Education and Civic
Organizations 11.9%
Transportation 11.0%
Health Care 7.2%
Long-Term Care 6.9%
Other 17.7%
Corporate Bonds 0.5%
Common Stocks 6.8%
Total 100%
States and Territories
2
(% of total municipal bonds)
Florida 20.5%
Texas 8.4%
Colorado 7.1%
Puerto Rico 7.0%
California 6.6%
Wisconsin 5.6%
Illinois 5.4%
Pennsylvania 4.6%
Ohio 3.8%
Alabama 3.6%
Arizona 3.3%
New York 2.4%
Minnesota 1.5%
Louisiana 1.4%
New Jersey 1.4%
Other 17.4%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

Nuveen Strategic Municipal Opportunities Fund
(continued)
Fund Performance, Expense Ratios, Effective Leverage and Holdings Summaries
March 31, 2023
19
Refer to the first page of this Fund Performance, Expense Ratios, Effective Leverage Ratios and Holdings Summa-
ries section for further explanation of the information included within this section.  Refer to the Glossary of Terms Used in this Report for further definition of terms used in this section.
Fund Performance and Expense Ratios*
* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond Index.
** Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is reflected in the maximum Offering Price total returns presented for less than 1-Year, when and where applicable. Class C Shares automatically convert to Class A Shares eight years after purchase. Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I
Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2023
Growth of an Assumed $10,000 Investment as of March 31, 2023
 - Class A
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
Total Returns as of
March 31, 2023**
Average Annual
Expense
Ratios
Inception
Date 1-Year 5-Year
Since
Inception
Class A at NAV 12/16/14 (4.94)% 2.50% 3.01% 0.78%
Class A at maximum Offering Price 12/16/14 (7.79)% 1.87% 2.64% —
S&P Municipal Bond Index — (0.22)% 2.01% 2.18% —
Lipper General & Insured Municipal Debt Funds Classification
Average — (2.06)% 1.42% 1.75% —
Class C at NAV 12/16/14 (5.70)% 1.68% 2.23% 1.58%
Class C at maximum Offering Price 12/16/14 (5.70)% 1.68% 2.23% —
Class I 12/16/14 (4.81)% 2.70% 3.21% 0.58%
Effective Leverage Ratio 0.30%

20
Fund Performance, Expense Ratios, Effective Leverage and Holdings
Summaries
March 31, 2023 (continued)
Holdings Summaries as of March 31, 2023
Fund Allocation
(% of net assets)
Municipal Bonds 88.0%
U.S. Government and Agency
Obligations 4.0%
Common Stocks 2.3%
Corporate Bonds 0.2%
Variable Rate Senior Loan
Interests 0.0%
Other Assets & Liabilities, Net 5.8%
Floating Rate Obligations (0.3)%
Net Assets 100%
Bond Credit Quality
(% of total investment exposure)
AAA 3.3%
AA 20.7%
A 15.2%
BBB 12.9%
BB or Lower 9.5%
N/R (not rated) 36.0%
N/A (not applicable) 2.4%
Total 100%
Portfolio Composition
1
(% of total investments)
Tax Obligation/Limited 26.6%
Transportation 15.2%
Tax Obligation/General 11.9%
Education and Civic
Organizations 11.0%
Utilities 8.8%
Health Care 6.8%
Industrials 5.8%
Other 11.3%
Corporate Bonds 0.2%
Variable Rate Senior Loan
Interests 0.0%
Common Stocks 2.4%
Total 100%
States and Territories
2
(% of total municipal bonds)
Colorado 12.6%
Florida 12.1%
Texas 11.1%
New York 10.7%
Illinois 6.8%
California 6.1%
Pennsylvania 4.4%
Puerto Rico 4.1%
Arizona 3.1%
Wisconsin 2.8%
Ohio 2.3%
Michigan 2.1%
Indiana 1.9%
Washington 1.6%
Louisiana 1.5%
Other 16.8%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.
2 See the Portfolio of Investments for the remaining states comprising "Other" and not listed in the table above.

Yields
as of March 31, 2023
21
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share.  Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium or discounts.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen High Yield Municipal Bond Fund
Share Class
Class A
1
Class C Class R6 Class I
Dividend Yield 5.12% 4.56% 5.58% 5.54%
SEC 30-Day Yield 4.63% 4.05% 5.07% 5.06%
Taxable-Equivalent Yield (40.8%)
2
7.54% 6.60% 8.26% 8.25%
Nuveen Short Duration High Yield Municipal Bond Fund
Share Class
Class A
1
Class C Class I
Dividend Yield 3.80% 3.15% 4.15%
SEC 30-Day Yield 4.02% 3.40% 4.38%
Taxable-Equivalent Yield (40.8%)
2
6.56% 5.54% 7.14%
Nuveen Strategic Municipal Opportunities Fund
Share Class
Class A
1
Class C Class I
Dividend Yield 3.46% 2.82% 3.79%
SEC 30-Day Yield 3.86% 3.24% 4.20%
Taxable-Equivalent Yield (40.8%)
2
6.09% 5.11% 6.63%
1 The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2 The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

22
Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2023.
The beginning of the period is October 1, 2022.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”
to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen High Yield Municipal Bond Fund
Share Class
Class A Class C Class R6 Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,080.17 $ 1,075.91 $ 1,081.29 $ 1,081.24
Expenses Incurred During the Period $ 4.20 $ 8.33 $ 2.96 $ 3.17
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,020.89 $ 1,016.90 $ 1,022.09 $ 1,021.89
Expenses Incurred During the Period $ 4.08 $ 8.10 $ 2.87 $ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 0.57% and 0.61% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182 /365 (to reflect the one-half year period).
Nuveen Short Duration High Yield Municipal Bond Fund
Share Class
Class A Class C Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,034.06 $ 1,029.81 $ 1,035.02
Expenses Incurred During the Period $ 4.31 $ 8.30 $ 3.25
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,020.69 $ 1,016.75 $ 1,021.74
Expenses Incurred During the Period $ 4.28 $ 8.25 $ 3.23
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.64% and 0.64% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182 /365 (to reflect the one-half year period).

23
Nuveen Strategic Municipal Opportunities Fund
Share Class
Class A Class C Class I
Actual Performance
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,060.77 $ 1,055.62 $ 1,060.84
Expenses Incurred During the Period $ 4.11 $ 8.20 $ 3.08
Hypothetical Performance
(5% annualized return before expenses)
Beginning Account Value $ 1,000.00 $ 1,000.00 $ 1,000.00
Ending Account Value $ 1,020.94 $ 1,016.95 $ 1,021.94
Expenses Incurred During the Period $ 4.03 $ 8.05 $ 3.02
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60% and 0.60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182 /365 (to reflect the one-half year period).

24
Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Nuveen Municipal Trust and Shareholders of Nuveen High Yield
Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen
Strategic Municipal Opportunities Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of
Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen
Strategic Municipal Opportunities Fund (three of the Funds constituting Nuveen Municipal Trust, hereafter collectively referred to as the "Funds") as of March 31, 2023, the related statements of operations for the year ended March 31,
2023, the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the cash flows of Nuveen High Yield Municipal Bond Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the
United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, brokers and agent bank; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
May 26, 2023
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

25
Nuveen High Yield Municipal Bond Fund
Portfolio of Investments March 31, 2023
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 130.4%
X
22,200,440,946 MUNICIPAL BONDS - 121.2%
X 22,200,440,946
Alabama - 1.6%
$ 2,918 Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste
Disposal Revenue Bonds, Big Sky Environmental LLC Project,
Refunding Taxable Series 2017C, 1.000%, 9/01/37, 144A (4)
5/23 at 100.00 N/R   $ 29
16,000 Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste
Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series
2017A, 6.750%, 9/01/37, 144A (4)
9/27 at 100.00 N/R   11,200,000
3,397 Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste
Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable
Series 2017B, 6.750%, 9/01/37, 144A (4)
9/27 at 100.00 N/R   2,378,353
10,000 Alabama Private Colleges and University Facilities Authority, Limited
Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%,
9/01/45, 144A
9/25 at 100.00 N/R   10,097,200
13,960 Alabama Special Care Facilities Financing Authority, Revenue Bonds,
Ascension Health, Series 2016B, 5.000%, 11/15/46, (UB) (5)
5/26 at 100.00 Aa2   14,270,470
Birmingham Special Care Facilities Financing Authority,
Alabama, Revenue Bonds, Methodist Home for the
Aging, Refunding Series 2015-1:
1,350 5.750%, 6/01/35 6/26 at 100.00 N/R   1,249,627
2,500 5.750%, 6/01/45 6/26 at 100.00 N/R   2,178,275
4,220 Homewood Educational Building Authority, Alabama, Educational
Facilities Revenue Bonds, Samford University, Series 2019A, 4.000%,
12/01/49, (UB) (5)
12/29 at 100.00 A3   3,814,753
1,645 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation
Proejcet, Green Series 2020, 6.375%, 11/01/50, (AMT), (Mandatory
Put 11/01/30)
No Opt. Call B1   1,815,521
97,600 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation
Proejcet, Series 2019, 5.750%, 10/01/49, (AMT)
10/29 at 100.00 B1   99,663,264
20,370 Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series
2020B, 4.000%, 6/01/45, (UB) (5)
6/30 at 100.00 A1   19,594,514
Jefferson County, Alabama, Sewer Revenue Warrants,
Senior Lien Series 2013C:
5,000 0.000%, 10/01/38 - AGM Insured (6) 10/23 at 105.00 BB+   5,141,850
5,000 0.000%, 10/01/42 - AGM Insured (6) 10/23 at 105.00 BB+   5,133,900
2,520 0.000%, 10/01/46 - AGM Insured (6) 10/23 at 105.00 BB+   2,585,999
17,800 Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien
Series 2013D, 6.000%, 10/01/42
10/23 at 105.00 BB   18,874,408
1,000 Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien
Series 2013E, 0.000%, 10/01/35
10/23 at 41.20 BB   406,030
1,250 MidCity Improvement District, Alabama, Special Assessment Revenue
Bonds, Series 2022, 4.750%, 11/01/49
11/32 at 100.00 N/R   977,500
32,835 Mobile Spring Hill College Educational Building Authority, Alabama,
Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%,
4/15/45
4/25 at 100.00 N/R   32,813,986
3,000 Talladega, Alabama, Water and Sewer Revenue Warrants, Series 2021A,
3.000%, 9/01/51 - AGM Insured
9/31 at 100.00 AA   2,244,210

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
26
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Alabama (continued)
$ 79,420 Tuscaloosa County Industrial Development Authority, Alabama, Gulf
Opportunity Zone Bonds, Hunt Refining Project, Refunding Series
2019A, 5.250%, 5/01/44, 144A
5/29 at 100.00 N/R   $ 65,274,504
Total Alabama 299,714,393
Arizona - 2.7%
6,360 Arizona Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Linder Village Project in Meridian, Ada
County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
No Opt. Call N/R   6,361,590
Arizona Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Basis Schools, Inc.
Projects, Series 2017A:
1,670 5.125%, 7/01/37, 144A 7/26 at 100.00 BB   1,655,003
2,000 5.250%, 7/01/47, 144A 7/26 at 100.00 BB   1,889,840
1,885 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%,
7/01/51, 144A
7/27 at 100.00 BB   1,690,958
Arizona Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Franklin Phonetic
Charter School Project, Refunding Series 2017:
580 5.500%, 7/01/37, 144A 7/27 at 100.00 N/R   569,287
1,390 5.750%, 7/01/47, 144A 7/27 at 100.00 N/R   1,332,065
1,505 5.875%, 7/01/52, 144A 7/27 at 100.00 N/R   1,450,956
Arizona Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, KIPP Nashville Project,
Series 2022A:
1,500 5.000%, 7/01/57 7/30 at 100.00 BBB   1,502,400
1,000 5.000%, 7/01/62 7/30 at 100.00 BBB   987,690
Arizona Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Montessori Academy
Projects, Refunding Series 2017A:
700 6.000%, 11/01/37, 144A 11/27 at 100.00 N/R   612,871
3,850 6.250%, 11/01/50, 144A 11/27 at 100.00 N/R   3,188,570
Arizona Industrial Development Authority, Arizona,
Education Revenue Bonds, Academies of Math &
Science Projects, Series 2017B:
1,280 5.125%, 7/01/47, 144A 7/27 at 100.00 BB+   1,206,233
565 5.250%, 7/01/51, 144A 7/27 at 100.00 BB+   536,287
Arizona Industrial Development Authority, Arizona,
Education Revenue Bonds, Academies of Math &
Science Projects, Series 2022:
285 5.000%, 7/01/32, 144A No Opt. Call BB+   289,993
3,000 5.250%, 7/01/52, 144A 7/32 at 100.00 BB+   2,837,160
1,340 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Ball Charter Schools Project, Series 2022, 4.000%, 7/01/51
7/31 at 100.00 BBB-   1,144,842
15,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Series
2021B, 5.000%, 7/01/51, 144A
7/28 at 103.00 N/R   10,987,200
15,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable
Series 2021A, 5.000%, 7/01/51, 144A
7/28 at 103.00 N/R   11,225,400
3,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable
Series 2021C, 6.000%, 7/01/29, 144A
No Opt. Call N/R   2,783,130

27
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 5,440 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Leman Academy of Excellence - Parker Colorado Campus
Project, Series 2019A, 5.000%, 7/01/49, 144A
7/24 at 101.00 N/R   $ 4,790,083
3,260 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Mater Academy of Nevada - Mountain Vista Campus Project,
Series 2018A, 5.500%, 12/15/48, 144A
12/26 at 100.00 BB   3,260,782
2,000 Arizona Industrial Development Authority, Arizona, Educationacility
Revenue Bonds, Leman Academy of Excellence East Tucson & Central
Tucson Projects, Series 2019A, 5.000%, 7/01/54, 144A
7/24 at 101.00 N/R   1,741,780
3,150 Arizona Industrial Development Authority, Arizona, Educationevenue
Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St. Rose
Campus Projects, Series 2018A, 5.750%, 7/15/48, 144A
7/26 at 100.00 BB+   3,167,388
Arizona Industrial Development Authority, Arizona,
Educationevenue Bonds, Pinecrest Academy of Nevada
Sloan Canyon Campus Project, Series 2020A-2:
6,145 6.000%, 9/15/38, 144A 9/23 at 105.00 BB+   6,440,575
20,060 6.150%, 9/15/53, 144A 9/23 at 105.00 BB+   20,627,698
1,400 Arizona Industrial Development Authority, Arizona, Educationevenue
Bonds, Social Bonds Pensar Academy Project, Series 2020, 5.000%,
7/01/45, 144A
7/28 at 100.00 BB-   1,237,012
33,925 Arizona Industrial Development Authority, Arizona, Hotel Revenue
Bonds, Provident Group Falcon Properties LLC, Project, Senior Series
2022A-1, 4.150%, 12/01/57, 144A
12/31 at 100.00 BB   26,087,307
37,730 Arizona Industrial Development Authority, Arizona, Hotel Revenue
Bonds, Provident Group Falcon Properties LLC, Project, Subordinate
Series 2022B, 5.750%, 12/15/57, 144A
12/31 at 100.00 N/R   30,450,751
2,450 Arizona Industrial Development Authority, Arizona, Lease Revenue
Bonds, Children's National Prince County Regional Medical Center,
Series 2020A, 3.000%, 9/01/50
9/30 at 100.00 A1   1,755,572
10,000 Arizona Industrial Development Authority, Arizona, Lease Revenue
Bonds, Greenville University, Series 2022, 6.500%, 11/01/53, 144A
11/32 at 100.00 BB+   9,627,600
11,260 Arizona Industrial Development Authority, Education Facility Revenue
Bonds, Caurus Academy Project, Series 2018A, 6.500%, 6/01/50,
144A
6/28 at 100.00 N/R   11,455,586
3,970 Arizona Industrial Development Authority, Hospital Revenue Bonds,
Phoenix Children's Hospital, Series 2020A, 3.000%, 2/01/45
2/30 at 100.00 A+   3,179,573
22,350 Arizona Industrial Development Authority, Multifamily Housing Revenue
Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38
7/25 at 101.00 N/R   16,752,666
9,573 Cahava Springs Revitalization District, Cave Creek, Arizona, Special
Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A (4)
7/27 at 100.00 N/R   7,371,262
2,000 Coconino County Industrial Development Authority, Arizona, Education
Revenue Bonds, Flagstaff Arts & Leadership Academy Project,
Refunding Series 2020, 5.500%, 7/01/40, 144A
7/28 at 100.00 N/R   1,696,720
Eastmark Community Facilities District 1, Mesa, Arizona,
General Obligation Bonds, Series 2014:
655 5.000%, 7/15/29, 144A 7/24 at 100.00 N/R   672,967
650 5.000%, 7/15/33, 144A 7/24 at 100.00 N/R   668,824
750 5.000%, 7/15/38, 144A 7/24 at 100.00 N/R   767,182
1,056 Eastmark Community Facilities District 1, Mesa, Arizona, Special
Assessment Revenue Bonds, Assessment District 2, Series 2014,
5.375%, 7/01/39, 144A
7/24 at 100.00 N/R   1,042,958
2,055 Estrella Mountain Ranch Community Facilities District, Goodyear,
Arizona, Special Assessment Revenue Bonds, Montecito Assessment
District 2, Series 2015, 5.000%, 7/01/39, 144A
7/25 at 100.00 N/R   1,925,658

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
28
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 3,250 Florence Town Inc., Industrial Development Authority, Arizona,
Education Revenue Bonds, Legacy Traditional School Project - Queen
Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43,
(Pre-refunded 7/01/23), 144A
7/23 at 100.00 Ba2  (7) $ 3,275,318
7,700 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Gateway Academy Project, Series 2019A, 5.750%,
1/01/50, 144A
1/30 at 100.00 N/R   6,708,933
2,685 Maricopa County Industrial Development Authority, Arizona,
Educational Facilities Revenue Bonds, Ottawa University Projects,
Series 2020, 5.500%, 10/01/51, 144A
10/27 at 103.00 N/R   2,677,294
18,435 Maricopa County Industrial Development Authority, Arizona, Revenue
Bonds, Banner Health, Series 2017A, 4.000%, 1/01/41, (UB) (5)
1/28 at 100.00 AA-   18,487,540
265 Parkway Community Facilities District 1, Prescott Valley, Arizona,
General Obligation Bonds, Series 2006, 5.300%, 7/15/25
5/23 at 100.00 N/R   248,133
12,555 Phoenix Civic Improvement Corporation, Arizona, Airport Revenue
Bonds, Refunding Junior Lien Series 2017D, 4.000%, 7/01/40, (UB)
(5)
7/27 at 100.00 A+   12,590,028
3,130 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%,
7/01/46, 144A
7/25 at 100.00 BB   2,872,057
Phoenix Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Legacy Traditional
Schools Project, Series 2014A:
3,000 6.500%, 7/01/34, 144A 7/24 at 100.00 Ba2   3,068,460
10,000 6.750%, 7/01/44, 144A 7/24 at 100.00 Ba2   10,170,900
3,005 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Legacy Traditional Schools Projects, Series 2015,
5.000%, 7/01/45, 144A
7/25 at 100.00 Ba2   2,716,881
5,000 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A,
5.000%, 7/01/46, 144A
7/26 at 100.00 Ba2   4,492,500
7,500 Phoenix Industrial Development Authority, Arizona, Health Care
Facilities Revenue Bonds, Mayo Clinic, Series 2022, 3.750%, 11/15/57,
(UB) (5)
11/32 at 100.00 AA   6,826,950
Phoenix Industrial Development Authority, Arizona,
Lease Revenue Bonds, Guam Facilities Foundation, Inc.
Project, Series 2014:
21,375 5.000%, 2/01/29 2/24 at 100.00 B+   21,453,019
18,375 5.125%, 2/01/34 2/24 at 100.00 B+   18,432,698
22,835 5.375%, 2/01/41 2/24 at 100.00 B+   22,853,496
9,135 Phoenix Industrial Development Authority, Arizona, Multi-Family
Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project,
Series 2016, 5.400%, 10/01/36
10/25 at 101.00 N/R   7,164,581
3,295 Pima County Industrial Development Authority, Arizona, Charter School
Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010,
6.625%, 4/01/40
5/23 at 100.00 N/R   3,227,650
Pima County Industrial Development Authority, Arizona,
Charter School Revenue Bonds, Desert Heights Charter
School, Series 2014:
1,000 7.000%, 5/01/34 5/24 at 100.00 N/R   1,018,520
1,800 7.250%, 5/01/44 5/24 at 100.00 N/R   1,833,264
650 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, American Leadership Academy Project,
Series 2019, 5.000%, 6/15/52, 144A
6/25 at 100.00 N/R   583,889

29
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Champion Schools
Project, Series 2017:
$ 2,870 6.000%, 6/15/37, 144A 6/26 at 100.00 N/R   $ 2,687,439
4,865 6.125%, 6/15/47, 144A 6/26 at 100.00 N/R   4,294,336
5,120 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Edkey Charter Schools Project, Refunding
Series 2020, 5.000%, 7/01/55, 144A
7/26 at 103.00 N/R   4,469,350
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Edkey Charter
Schools Project, Series 2016:
3,445 5.250%, 7/01/36 7/26 at 100.00 BB-   3,447,032
5,700 5.375%, 7/01/46 7/26 at 100.00 BB-   5,447,433
6,830 5.500%, 7/01/51 7/26 at 100.00 BB-   6,545,599
13,805 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Edkey Charter Schools Project, Series 2019,
5.875%, 7/01/51, 144A
7/26 at 103.00 N/R   13,835,095
1,465 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Imagine East Mesa Charter Schools Project,
Series 2019, 5.000%, 7/01/49, 144A
7/26 at 100.00 N/R   1,327,964
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, LEAD Charter School
Project, Series 2014:
1,860 6.750%, 3/01/34 3/24 at 100.00 N/R   1,866,956
4,990 8.750%, 3/01/44 3/24 at 100.00 N/R   5,086,058
8,790 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series
2014A, 9.000%, 2/01/44
2/24 at 100.00 N/R   9,044,383
2,660 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series
2016, 6.500%, 2/01/48, 144A
2/24 at 100.00 N/R   2,674,071
11,315 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series
2017, 6.750%, 2/01/50, 144A
2/28 at 100.00 N/R   11,607,606
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Synergy Public
Charter School Project, Series 2020:
1,335 5.000%, 6/15/35, 144A 6/28 at 100.00 N/R   1,296,912
5,115 5.250%, 6/15/50, 144A 6/28 at 100.00 N/R   4,596,902
2,000 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Synergy Public Charter School Project, Series
2020-1, 5.000%, 6/15/50, 144A
6/28 at 100.00 N/R   1,730,860
Pima County Industrial Development Authority,
Arizona, Education Facility Revenue Bonds, The Paideia
Academies Project, 2019:
685 5.125%, 7/01/39 7/25 at 100.00 N/R   642,879
1,050 5.250%, 7/01/49 7/25 at 100.00 N/R   942,638
5,770 Pima County Industrial Development Authority, Arizona,
Educationevenue Bonds, Noah Webster Schools Mesa Project, Series
2015A, 5.000%, 12/15/34, 144A
6/25 at 100.00 BB   5,624,942
5,900 Pima County Industrial Development Authority, Arizona, Revenue
Bonds, Tucson Medical Center, Series 2021A, 3.000%, 4/01/51
4/31 at 100.00 A   4,236,200

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
30
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
Salt Verde Financial Corporation, Arizona, Senior Gas
Revenue Bonds, Citigroup Energy Inc Prepay Contract
Obligations, Series 2007:
$ 80 5.250%, 12/01/28 No Opt. Call BBB+   $ 85,109
21,530 5.500%, 12/01/37, 144A No Opt. Call Ba3   23,502,148
16,000 Sierra Vista Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Convertible Capital Appreciation
Revenue Bonds, Series 2021A, 5.375%, 10/01/56
10/29 at 103.00 N/R   11,186,560
7,585 Sierra Vista Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, AmeriSchools Academy Project, Series 2022,
6.000%, 6/15/57, 144A
6/29 at 103.00 N/R   7,286,758
Tempe Industrial Development Authority, Arizona,
Revenue Bonds, Mirabella at ASU Project, Series 2017A:
2,140 6.000%, 10/01/37, 144A 10/27 at 100.00 N/R   1,527,938
2,665 6.125%, 10/01/47, 144A 10/27 at 100.00 N/R   1,690,090
3,085 6.125%, 10/01/52, 144A 10/27 at 100.00 N/R   1,899,126
4,340 Yavapai County Industrial Development Authority,  Arizona, Education
Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project,
Series 2012, 5.125%, 3/01/42, 144A
5/23 at 100.00 BB+   4,072,309
Total Arizona 500,328,223
Arkansas - 0.6%
32,940 Arkansas Development Finance Authority, Arkansas, Environmental
Improvement Revenue Bonds, United States Steel Corporation, Green
Series 2022, 5.450%, 9/01/52, (AMT), 144A
9/25 at 105.00 BB-   32,938,024
40,780 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49,
(AMT), 144A
9/26 at 103.00 BB-   36,649,394
48,585 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%,
9/01/49, (AMT), 144A
9/27 at 103.00 BB-   44,742,412
Total Arkansas 114,329,830
California - 17.3%
Alameda Corridor Transportation Authority, California,
Revenue Bonds, Refunding Second Subordinate Lien
Series 2022C:
9,400 0.000%, 10/01/49 - AGM Insured (6) 10/37 at 100.00 BBB   4,822,482
15,440 0.000%, 10/01/52 - AGM Insured (6) 10/37 at 100.00 BBB   7,891,693
Alameda Corridor Transportation Authority, California,
Revenue Bonds, Refunding Senior Lien Series 2022B:
23,750 0.000%, 10/01/47 (6) 10/37 at 100.00 A-   12,229,587
5,720 0.000%, 10/01/48 (6) 10/37 at 100.00 A-   2,928,125
20,430 0.000%, 10/01/49 (6) 10/37 at 100.00 A-   10,405,612
11,890 0.000%, 10/01/50 (6) 10/37 at 100.00 A-   6,028,825
10,000 Allan Hancock Joint Community College District, California, General
Obligation Bonds, Election 2006 Series 2012C, 0.000%, 8/01/44 (6)
8/38 at 100.00 AA   6,843,400
1,985 Anaheim Public Financing Authority, California, Lease Revenue Bonds,
Public Improvement Project, Series 1997C, 0.000%, 9/01/35 - AGM
Insured
No Opt. Call AA   1,261,289
Antelope Valley Healthcare District, California, Revenue
Bonds, Series 2016A:
300 5.250%, 3/01/36 3/26 at 100.00 BBB   308,169
9,075 5.000%, 3/01/41 3/26 at 100.00 BBB   9,108,124
10,900 5.000%, 3/01/46 3/26 at 100.00 BBB   10,697,587

31
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 3,415 Antioch Unified School District, Contra Costa County, California,
General Obligation Bonds, School Facilities Improvement District 1,
Tender Option Bond Trust 2016-XG0071, 5.639%, 8/01/47, 144A, (IF)
(5)
8/23 at 100.00 A+   $ 3,506,590
Bakersfield City School District, Kern County, California,
General Obligation Bonds, Election 2016 Series 2017A:
4,890 4.000%, 11/01/42, (UB) (5) 11/26 at 100.00 A+   4,911,712
3,750 4.000%, 11/01/46, (UB) (5) 11/26 at 100.00 A+   3,753,375
1,700 Bakersfield City School District, Kern County, California, General
Obligation Bonds, Series 2012C, 0.000%, 5/01/42 (6)
5/40 at 100.00 A+   1,235,662
4,210 Banning Unified School District, Riverside County, California, General
Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 -
AGM Insured, (UB) (5)
8/27 at 100.00 AA   4,183,477
Bay Area Toll Authority, California, Revenue Bonds, San
Francisco Bay Area Toll Bridge, Subordinate Fixed Rate
Series 2017S-7:
13,000 4.000%, 4/01/47 4/27 at 100.00 A1   13,024,180
1,000 4.000%, 4/01/49, (UB) (5) 4/27 at 100.00 A1   1,000,400
19,315 Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay
Area Toll Bridge, Subordinate Series 2014S-6, 5.000%, 10/01/54, (Pre-
refunded 10/01/24), (UB) (5)
10/24 at 100.00 A1  (7) 20,023,861
10,645 Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay
Area Toll Bridge, Subordinate Series 2019S-8, 3.000%, 4/01/54 - BAM
Insured, (UB) (5)
10/29 at 100.00 A1   8,307,039
1,895 Blythe Redevelopment Agency, California, Tax Allocation Bonds,
Redevelopment Project 1, Series 2011, 9.750%, 5/01/38
5/23 at 100.00 N/R   1,903,016
7,205 Cabrillo Unified School District, San Mateo County, California, General
Obligation Bonds, Series 2017C, 4.000%, 8/01/46
8/26 at 100.00 AA-   7,224,309
4,155 Calexico Unified School District, Imperial County, California, General
Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/46 -
AGM Insured, (UB) (5)
8/27 at 100.00 AA   4,147,521
5,000 California Community Choice Financing Authority, Clean Energy Project
Revenue Bonds, Green Series 2023C, 5.250%, 1/01/54, (Mandatory
Put 10/01/31)
10/30 at 100.65 Baa1   5,120,500
1,545 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Fountains at Emerald Park, Senior Lien Series 2021A-
1, 3.000%, 8/01/56, 144A
8/31 at 100.00 N/R   1,025,695
13,580 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%,
8/01/47, 144A
8/31 at 100.00 N/R   10,457,415
2,000 California Community Housing Agency, California, Essential Housing
Revenue Bonds, K Street Flats, Series 2021A-2, 4.000%, 8/01/50,
144A
8/32 at 100.00 N/R   1,511,520
26,625 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Mira Vista Hills  Apartments, Series 2021A, 4.000%,
2/01/56, 144A
8/31 at 100.00 N/R   18,476,685
1,000 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A,
5.000%, 2/01/50, 144A
2/30 at 100.00 N/R   831,520
13,985 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%,
2/01/56, 144A
2/31 at 100.00 N/R   10,416,448

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
32
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 2,905 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2,
4.000%, 2/01/50, 144A
8/32 at 100.00 N/R   $ 2,200,973
10,035 California Community Housing Agency, Workforce Housing Revenue
Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A
4/29 at 100.00 N/R   8,639,834
10,000 California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds, Fresno County Tobacco Funding Corporation,
Subordinate Turbo Capital Series 2006A, 0.000%, 6/01/46
4/23 at 22.79 N/R   2,274,000
14,700 California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation,
Turbo, Series 2007A, 0.000%, 6/01/57
4/23 at 14.45 N/R   2,120,181
60,000 California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds, Stanislaus County Tobacco Funding
Corporation, Series 2006A, 0.000%, 6/01/46
4/23 at 26.96 N/R   14,854,200
28,600 California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds, Stanislaus County Tobacco Funding
Corporation, Subordinate Turbo Capital Appreciation Series 2006B,
0.000%, 6/01/46
4/23 at 26.21 N/R   7,290,426
8,325 California County Tobacco Securitization Agency, Tobacco Settlement
Bonds, Gold Country Settlement Funding Corporation, Subpordinate
Series 2020B-2, 0.000%, 6/01/55
12/30 at 36.29 N/R   1,690,141
2,500 California Enterprise Development Authority, Charter School Revenue
Bonds, Norton Science & Language Academy Project, Series 2021,
4.000%, 7/01/61, 144A
7/27 at 100.00 N/R   1,644,025
32,360 California Enterprise Development Authority, Charter School Revenue
Bonds, Norton Science and Language Academy Project, Series 2020,
6.250%, 7/01/58, 144A
7/27 at 102.00 N/R   30,436,845
6,665 California Health Facilities Financing Authority, California, Revenue
Bonds, Sutter Health, Refunding Series 2015A, 4.000%, 8/15/40, (Pre-
refunded 8/15/25), (UB)
8/25 at 100.00 A  (7) 6,920,469
California Health Facilities Financing Authority,
California, Revenue Bonds, Sutter Health, Refunding
Series 2016B:
11,530 4.000%, 11/15/41, (UB) 11/26 at 100.00 A   11,318,194
22,820 5.000%, 11/15/46, (Pre-refunded 11/15/26), (UB) 11/26 at 100.00 N/R  (7) 24,861,705
33,090 5.000%, 11/15/46, (UB) 11/26 at 100.00 A   34,272,306
27,515 California Health Facilities Financing Authority, California, Revenue
Bonds, Sutter Health, Refunding Series 2017A, 4.000%, 11/15/48,
(UB) (5)
11/27 at 100.00 A   26,232,251
24,760 California Health Facilities Financing Authority, California, Revenue
Bonds, Sutter Health, Series 2018A, 4.000%, 11/15/42, (UB) (5)
11/27 at 100.00 A   24,233,355
6,435 California Health Facilities Financing Authority, Revenue Bonds,
Adventist Health System/West, Refunding Series 2016A, 4.000%,
3/01/39, (UB) (5)
3/26 at 100.00 A-   6,181,011
California Health Facilities Financing Authority, Revenue
Bonds, Cedars-Sinai Health System, Series 2021A:
29,910 4.000%, 8/15/48 - BAM Insured, (UB) (5) 8/31 at 100.00 Aa3   29,338,719
39,495 4.000%, 8/15/48, (UB) , (WI/DD, Settling 4/04/23) (5) 8/31 at 100.00 AA-   38,376,897
California Health Facilities Financing Authority, Revenue
Bonds, El Camino Hospital, Series 2017:
3,810 5.000%, 2/01/42, (UB) (5) 2/27 at 100.00 A1   3,951,960
6,830 5.000%, 2/01/47, (UB) (5) 2/27 at 100.00 A1   7,031,417

33
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
California Health Facilities Financing Authority, Revenue
Bonds, Kaiser Permanente System, Series 2017A-2:
$ 10,000 4.000%, 11/01/38, (UB) (5) 11/27 at 100.00 AA-   $ 10,092,800
35,000 4.000%, 11/01/44 (5) 11/27 at 100.00 AA-   34,877,500
117,600 4.000%, 11/01/44, (UB) (5) 11/27 at 100.00 AA-   117,188,400
42,070 5.000%, 11/01/47, (UB) (5) No Opt. Call AA-   47,641,751
9,250 4.000%, 11/01/51, (UB) 11/27 at 100.00 AA-   8,967,505
5,300 California Health Facilities Financing Authority, Revenue Bonds, Lucile
Salter Packard Children's Hospital at Stanford, Refunding Forward
Delivery Series 2022A, 4.000%, 5/15/46, (UB) (5)
5/32 at 100.00 A+   5,324,592
540 California Health Facilities Financing Authority, Revenue Bonds, Lucile
Salter Packard Children's Hospital, Tender Option Bond Trust 2015-
XF0152, 6.866%, 8/15/43, 144A, (IF) (5)
8/24 at 100.00 A+   584,901
California Health Facilities Financing Authority, Revenue
Bonds, Providence Health & Services, Tender Option
Bond Trust 2015-XF0120:
261 21.938%, 10/01/38, 144A, (IF) (5) 10/24 at 100.00 AA-   295,875
199 21.938%, 10/01/38, (Pre-refunded 10/01/24), 144A, (IF) (5) 10/24 at 100.00 N/R  (7) 225,590
845 6.195%, 10/01/44, 144A, (IF) (5) 10/24 at 100.00 AA-   906,322
3,150 6.200%, 10/01/44, 144A, (IF) (5) 10/24 at 100.00 AA-   3,379,383
2,000 6.200%, 10/01/44, 144A, (IF) (5) 10/24 at 100.00 AA-   2,145,640
2,000 6.200%, 10/01/44, 144A, (IF) (5) 10/24 at 100.00 AA-   2,145,640
24,345 California Health Facilities Financing Authority, Revenue Bonds,
Providence Saint Joseph Health, Refunding Series 2016A, 4.000%,
10/01/47, (UB) (5)
10/26 at 100.00 A   22,733,848
4,800 California Health Facilities Financing Authority, Revenue Bonds,
Providence Saint Joseph Health, Refunding Series 2016A, 4.000%,
10/01/47 (5)
10/26 at 100.00 A   4,482,336
29,020 California Health Facilities Financing Authority, Revenue Bonds,
Stanford Health Care, Series 2020A, 4.000%, 8/15/50, (UB) , (WI/DD,
Settling 4/04/23) (5)
8/30 at 100.00 AA-   28,792,773
3,335 California Health Facilities Financing Authority, Revenue Bonds,
Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54, (UB)
(5)
8/25 at 100.00 AA-   3,421,310
1,585 California Housing Finance Agency, Multifamily Housing Revenue
Bonds, Redwood Gardens Apartments, Subordinate Lien Series
2021N-S, 4.000%, 3/01/37, 144A
3/31 at 100.00 N/R   1,307,134
64 California Housing Finance Agency, Municipal Certificate Revenue
Bonds, Class A Series 2021-2, 3.750%, 3/25/35
No Opt. Call AA+   63,141
8,715 California Infrastructure and Economic Development Bank,
Infrastructure State Revolving Fund Revenue Bonds, Series 2016A,
4.000%, 10/01/45, (Pre-refunded 10/01/26), (UB) (5)
10/26 at 100.00 AAA  (7) 9,256,463
6,085 California Infrastructure and Economic Development Bank, Revenue
Bonds, Academy of Motion Picture Arts and Sciences Obligated
Group, Series 2015A, 4.000%, 11/01/45, (UB) (5)
11/23 at 100.00 Aa2   6,086,156
1,490 California Infrastructure and Economic Development Bank, Revenue
Bonds, WFCS Portfolio Projects, Senior Series 2021A-1, 5.000%,
1/01/56, 144A
1/31 at 100.00 N/R   1,145,899
1,500 California Municipal Finance Authority Charter School Revenue Bonds,
John Adams Academies, Inc. Project, Series 2015A, 5.250%, 10/01/45
5/23 at 102.00 BB   1,455,690
California Municipal Finance Authority Charter School
Revenue Bonds, River Charter Schools Project, Series
2018A:
640 5.500%, 6/01/38, 144A 6/26 at 100.00 BB   643,072
1,595 5.500%, 6/01/48, 144A 6/26 at 100.00 BB   1,567,135
1,550 5.500%, 6/01/53, 144A 6/26 at 100.00 BB   1,509,809

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
34
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 1,150 California Municipal Finance Authority, Charter School Lease Revenue
Bonds, Bella Mente Montessori Academy Project, Series 2018A,
5.000%, 6/01/48, 144A
6/28 at 100.00 Ba1   $ 1,033,125
California Municipal Finance Authority, Charter School
Lease Revenue Bonds, Nova Academy Project, Series
2016A:
500 5.000%, 6/15/36, 144A 6/26 at 100.00 BB   500,250
6,275 5.000%, 6/15/46, 144A 6/26 at 100.00 BB   6,000,469
California Municipal Finance Authority, Charter School
Revenue Bonds, John Adams Academies, Inc. - Lincoln
Project, Taxable Series 2019B:
1,515 5.000%, 10/01/49, 144A 10/27 at 100.00 N/R   1,382,468
1,650 5.000%, 10/01/57, 144A 10/27 at 100.00 N/R   1,467,477
2,000 California Municipal Finance Authority, Charter School Revenue Bonds,
John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44
5/23 at 102.00 BB   1,853,440
California Municipal Finance Authority, Charter School
Revenue Bonds, Partnerships to Uplift Communities
Project, Series 2012A:
200 5.250%, 8/01/42 5/23 at 100.00 BB+   185,982
675 5.300%, 8/01/47 5/23 at 100.00 BB+   621,344
1,680 California Municipal Finance Authority, Charter School Revenue Bonds,
Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49,
144A
8/24 at 100.00 BB-   1,694,364
850 California Municipal Finance Authority, Charter School Revenue Bonds,
Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45,
144A
8/26 at 100.00 N/R   866,890
California Municipal Finance Authority, Educational
Facilities Revenue Bonds, OCEAA Project, Series 2008A:
565 6.750%, 10/01/28 5/23 at 100.00 N/R   565,508
1,000 7.000%, 10/01/39 5/23 at 100.00 N/R   1,000,680
1,270 California Municipal Finance Authority, Mobile Home Park Revenue
Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%,
8/15/49
8/24 at 100.00 N/R   1,277,226
1,935 California Municipal Finance Authority, Revenue Bonds, California
Baptist University, Series 2016A, 5.000%, 11/01/46, 144A , (WI/DD,
Settling 4/18/23)
11/26 at 100.00 N/R   1,875,247
5,350 California Municipal Finance Authority, Revenue Bonds, Community
Health System, Series 2021A, 4.000%, 2/01/51, (UB) (5)
2/32 at 100.00 BBB+   5,054,199
California Municipal Finance Authority, Revenue Bonds,
Goodwill Industries of Sacramento Valley & Northern
Nevada Project, Series 2012A:
500 6.625%, 1/01/32, 144A 5/23 at 100.00 N/R   496,995
515 6.875%, 1/01/42, 144A 5/23 at 100.00 N/R   500,544
1,275 California Municipal Finance Authority, Revenue Bonds, Goodwill
Industries of Sacramento Valley & Northern Nevada Project, Series
2014A, 5.000%, 1/01/35
1/25 at 100.00 N/R   1,098,808
9,350 California Municipal Finance Authority, Revenue Bonds, Linxs APM
Project, Senior Lien Series 2018A, 4.000%, 12/31/47 - AGM Insured,
(AMT), (UB) (5)
6/28 at 100.00 BBB-   8,713,919
1,000 California Municipal Finance Authority, Revenue Bonds, Linxs APM
Project, Senior Lien Series 2018A, 4.000%, 12/31/47 - AGM Insured,
(AMT) (5)
6/28 at 100.00 BBB-   931,970
7,000 California Municipal Finance Authority, Revenue Bonds, Simpson
University, Series 2020A, 6.000%, 10/01/50, 144A
10/27 at 103.00 N/R   7,075,530

35
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 3,720 California Municipal Finance Authority, Special Tax Revenue Bonds,
Bold Program, Series 2022A, 5.250%, 9/01/52
9/29 at 103.00 N/R   $ 3,823,304
2,160 California Municipal Finance Authority, Special Tax Revenue Bonds,
Community Facilities District 2020-6, County of Placer-PV400, Series
2022, 5.250%, 9/01/52
9/29 at 103.00 N/R   2,219,983
12,190 California Municipal Finance Authority, Student Housing Revenue
Bonds, CHF-Davis II, LLC - Orchard Park Student Housing Project,
Series 2021, 3.000%, 5/15/54 - BAM Insured, (UB) (5)
5/31 at 100.00 Baa3   9,291,584
5,600 California Pollution Contol Financing Authority, Solid Waste Disposal
Revenue Bonds, Aemerge Redpak Services Southern California, LLC
Project, Subordinate Series 2017, 8.000%, 12/01/27, (AMT), 144A (4)
No Opt. Call N/R   336,000
2,000 California Pollution Control Financing Authority Water Furnishing
Revenue Bonds (Poseidon Resources (Channelside) LP Desalination
Project), Series 2023 (AMT), 5.000%, 7/01/38, (AMT), 144A
7/33 at 100.00 Baa3   2,092,900
3,310 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016,
7.000%, 12/01/27, (AMT), 144A (4)
12/23 at 102.00 N/R   331,000
7,910 California Public Finance Authority, Charter School Lease Revenue
Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%,
7/01/55, 144A
7/28 at 100.00 N/R   6,376,963
California Public Finance Authority, Charter School
Lease Revenue Bonds, Laverne Elementary Preparatory
Academy Project, Series 2019A:
870 5.000%, 6/15/39, 144A 6/23 at 100.00 N/R   822,785
1,000 5.000%, 6/15/49, 144A 6/23 at 100.00 N/R   897,770
California Public Finance Authority, Charter School Lease
Revenue Bonds, Multicultural Learning Center Project,
Series 2017A:
2,055 6.125%, 6/15/37 6/27 at 100.00 N/R   2,087,736
3,025 6.250%, 6/15/47 6/27 at 100.00 N/R   3,053,465
130 California Public Finance Authority, Charter School Lease Revenue
Bonds, Multicultural Learning Center Project, Series 2017B, 7.375%,
6/15/23
No Opt. Call N/R   129,792
30,000 California Public Finance Authority, Revenue Bonds, Sharp HealthCare,
Series 2017A, 4.000%, 8/01/47, (UB) (5)
2/28 at 100.00 Aa3   29,511,300
1,700 California Public Finance Authority, University Housing Revenue Bonds,
National Campus Community Development - Claremont Properties
LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47,
144A
7/27 at 100.00 Caa2   1,649,119
California School Finance Authority Charter School
Facility Revenue Bonds, Grimmway Schools-Obligated
Group, Series 2016A:
2,350 5.000%, 7/01/36, 144A 7/26 at 100.00 BB+   2,366,568
2,360 5.000%, 7/01/46, 144A 7/26 at 100.00 BB+   2,296,563
California School Finance Authority Charter School
Revenue Bonds, California, ACE Charter Schools,
Obligated Group, Series 2016A:
2,755 5.000%, 6/01/42, 144A 6/26 at 100.00 N/R   2,574,327
950 5.000%, 6/01/52, 144A 6/26 at 100.00 N/R   843,629
California School Finance Authority Charter School
Revenue Bonds, Hawking STEAM Charter School Project,
Series 2022A:
2,250 5.250%, 7/01/52, 144A 7/29 at 100.00 BB+   2,165,287
995 5.375%, 7/01/56, 144A 7/29 at 100.00 BB+   967,140
1,775 5.500%, 7/01/62, 144A 7/29 at 100.00 BB+   1,743,991

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
36
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 6,930 California School Finance Authority, California, Charter School Revenue
Bonds, Alta Public Schools - Obligated Group, Series 2020A, 6.000%,
6/01/59, 144A
6/28 at 102.00 N/R   $ 6,672,412
730 California School Finance Authority, California, Charter School Revenue
Bonds, Alta Public Schools - Obligated Group, Taxable Series 2020B,
6.000%, 6/01/31, 144A
6/28 at 102.00 N/R   662,402
California School Finance Authority, California, Charter
School Revenue Bonds, Encore Education Obligated
Group, Series 2016A:
2,010 5.000%, 6/01/42, 144A 6/26 at 100.00 N/R   1,638,492
1,100 5.000%, 6/01/52, 144A 6/26 at 100.00 N/R   841,137
465 California School Finance Authority, California, Charter School Revenue
Bonds, Encore Education, Series 2022, 8.000%, 7/01/30, 144A
5/23 at 100.00 N/R   465,046
1,890 California School Finance Authority, California, Charter School Revenue
Bonds, Girls Athletic Leadership School Los Angeles Project, Series
2021A, 4.000%, 6/01/61, 144A
6/31 at 100.00 N/R   1,280,456
California School Finance Authority, California, Charter
School Revenue Bonds, TEACH Public Schools
Obligated Group, Series 2016A:
5,705 5.750%, 6/01/42 6/26 at 100.00 N/R   5,811,455
5,065 5.875%, 6/01/52 6/26 at 100.00 N/R   5,139,405
1,000 California School Finance Authority, California, Charter School Revenue
Bonds, TEACH Public Schools Obligated Group, Series 2019A,
5.000%, 6/01/49, 144A
6/26 at 100.00 N/R   942,890
California School Finance Authority, Charter School
Revenue Bonds, CIty Charter School Obligated Group,
Series 2016A:
2,525 5.000%, 6/01/42, 144A 6/26 at 100.00 N/R   2,367,894
2,930 5.000%, 6/01/52, 144A 6/26 at 100.00 N/R   2,624,548
1,550 California School Finance Authority, Charter School Revenue Bonds,
Classical Academies Vista Project, Series 2021A, 4.000%, 10/01/46,
144A
10/28 at 101.00 BBB-   1,339,386
California School Finance Authority, Charter School
Revenue Bonds, Escuela Popular Charter School, Series
2017:
1,250 6.250%, 7/01/37, 144A 7/27 at 100.00 N/R   1,260,012
4,825 6.500%, 7/01/50, 144A 7/27 at 100.00 N/R   4,854,481
1,680 California School Finance Authority, Charter School Revenue Bonds,
Kepler Neighborhood School, Series 2017A, 5.875%, 5/01/47, 144A
5/27 at 100.00 N/R   1,661,772
1,135 California School Finance Authority, Charter School Revenue Bonds,
Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/55,
144A
6/27 at 100.00 N/R   1,096,206
1,575 California School Finance Authority, Charter School Revenue Bonds,
River Springs Charter School, Series 2022A, 5.000%, 7/01/52, 144A
7/30 at 100.00 BB+   1,351,255
1,460 California School Finance Authority, Charter School Revenue Bonds,
Rocketship Education Obligated Group, Series 2017A, 5.250%,
6/01/52, 144A
6/26 at 100.00 N/R   1,359,172
California School Finance Authority, Charter School
Revenue Bonds, Rocketship Public Schools Obligated
Group, Series 2017G:
610 5.000%, 6/01/47, 144A 6/27 at 100.00 N/R   555,051
525 5.000%, 6/01/53, 144A 6/27 at 100.00 N/R   469,555

37
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
California School Finance Authority, Charter School
Revenue Bonds, Russell Westbrook Obligated Group,
Series 2021A:
$ 5,410 4.000%, 6/01/51, 144A 6/27 at 100.00 N/R   $ 3,959,200
11,050 4.000%, 6/01/61, 144A 6/27 at 100.00 N/R   7,653,562
California School Finance Authority, Charter School
Revenue Bonds, Santa Clarita Valley International School
Project, Series 2021A:
800 4.000%, 6/01/51 6/31 at 100.00 N/R   614,056
1,300 4.000%, 6/01/61 6/31 at 100.00 N/R   948,194
10,000 California School Finance Authority, Charter School Revenue Bonds,
Scholarship Prep Public Schools Obligated Group, Series 2020A,
5.000%, 6/01/60, 144A
6/28 at 100.00 N/R   7,425,200
California School Finance Authority, Charter School
Revenue Bonds, Valley International Preparatory High
School Project, Series 2022A:
4,810 5.125%, 3/01/52, 144A 3/31 at 100.00 N/R   3,842,084
3,750 5.250%, 3/01/62, 144A 3/31 at 100.00 N/R   2,935,500
California School Finance Authority, Educational
Facilities Revenue Bonds, New Designs Charter School
Project, Series 2014A:
1,205 5.750%, 6/01/34, 144A 6/24 at 100.00 BB+   1,219,966
2,390 6.000%, 6/01/44, 144A 6/24 at 100.00 BB+   2,425,778
1,300 California School Finance Authority, School Facility Revenue Bonds, Alta
Public Schools Project, Series 2014A, 6.750%, 11/01/45, 144A
11/24 at 100.00 N/R   1,321,957
690 California School Finance Authority, School Facility Revenue Bonds,
KIPP LA Projects, Series 2014A, 5.125%, 7/01/44, 144A
7/24 at 100.00 BBB   695,396
California School Finance Authority, School Facility
Revenue Bonds, Value Schools, Series 2016A:
1,280 5.750%, 7/01/41, 144A 7/26 at 100.00 BBB-   1,323,277
2,250 6.000%, 7/01/51, 144A 7/26 at 100.00 BBB-   2,324,902
5,260 California State University, Systemwide Revenue Bonds, Series 2020C,
4.000%, 11/01/45, (UB) (5)
11/30 at 100.00 AA-   5,300,712
California State, General Obligation Bonds, Refunding
Various Purpose Series 2021:
3,000 3.000%, 12/01/46 12/30 at 100.00 AA-   2,501,010
1,000 3.000%, 12/01/49 12/30 at 100.00 AA-   812,660
15,725 California State, General Obligation Bonds, Tender Option Bond Trust
2015-XF1039, 6.603%, 4/01/43, 144A, (IF) (5)
4/23 at 100.00 AA-   15,839,164
3,055 California State, General Obligation Bonds, Various Purpose Series
2015, 4.000%, 8/01/45, (UB) (5)
8/25 at 100.00 AA-   3,058,849
10,000 California State, General Obligation Bonds, Various Purpose Series
2017, 5.000%, 8/01/46, (UB)
8/26 at 100.00 AA-   10,495,800
5,000 California State, General Obligation Bonds, Various Purpose Series
2022, 3.000%, 4/01/52, (UB) (5)
4/32 at 100.00 AA-   4,023,000
California State, General Obligation Bonds, Various
Purpose, Tender Option Bond Trust 2015-XF1041:
2,500 6.706%, 11/01/43, (Pre-refunded 11/01/23), 144A, (IF) (5) 11/23 at 100.00 AA-  (7) 2,607,750
750 2.680%, 11/01/44, (Pre-refunded 11/01/24), 144A, (IF) (5) 11/24 at 100.00 AA-  (7) 754,950
California Statewide Communities Development
Authority, California, Revenue Bonds, Loma Linda
University Medical Center, Series 2014A:
14,465 5.250%, 12/01/44 12/24 at 100.00 BB   14,494,798
49,370 5.500%, 12/01/54 12/24 at 100.00 BB   49,410,483

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
38
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
California Statewide Communities Development
Authority, California, Revenue Bonds, Loma Linda
University Medical Center, Series 2016A:
$ 6,110 5.000%, 12/01/41, 144A 6/26 at 100.00 BB   $ 6,063,992
20,395 5.250%, 12/01/56, 144A 6/26 at 100.00 BB   19,852,901
1,000 California Statewide Communities Development Authority, College
Housing Revenue Bonds, National Campus Community Development
- Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A
7/29 at 100.00 B   902,160
440 California Statewide Communities Development Authority, Revenue
Bonds, Buck Institute for Research on Aging, Tender Option Bond
Trust 2015-XF1035, 6.998%, 5/15/24, (Pre-refunded 11/15/24) - AGM
Insured, 144A, (IF) (5)
11/24 at 100.00 AA  (7) 526,777
25,000 California Statewide Communities Development Authority, Revenue
Bonds, Huntington Memorial Hospital, Series 2014, 5.000%, 7/01/44,
(Pre-refunded 7/01/24), (UB) (5)
7/24 at 100.00 AA-  (7) 25,766,500
California Statewide Communities Development
Authority, Revenue Bonds, John Muir Health, Series
2016A:
3,000 4.000%, 8/15/41, (UB) (5) 8/26 at 100.00 A+   3,002,460
5,440 5.000%, 8/15/51, (UB) (5) 8/26 at 100.00 A+   5,612,122
6,500 California Statewide Communities Development Authority, Revenue
Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57, (UB) (5)
12/27 at 100.00 A+   6,686,485
8,150 California Statewide Communities Development Authority, Revenue
Bonds, Lancer Educational Student Housing Project, Refunding Series
2016A, 5.000%, 6/01/46, 144A
6/26 at 100.00 N/R   7,649,753
14,940 California Statewide Communities Development Authority, Revenue
Bonds, Marin General Hospital, Green Series 2018A, 4.000%,
8/01/45, (UB) (5)
8/23 at 100.00 BBB   13,348,591
1,890 California Statewide Communities Development Authority, Special Tax
Bonds, Community Facilities District 2015-01 Improvement Area 2
University District, Series 2017, 5.000%, 9/01/47
9/27 at 100.00 N/R   1,932,922
California Statewide Communities Development
Authority, Special Tax Bonds, Community Facilities
District 2015-2 Rio Bravo, Series 2015A:
3,245 5.375%, 9/01/35 9/25 at 100.00 N/R   3,366,460
3,285 5.625%, 9/01/45 9/25 at 100.00 N/R   3,375,305
2,665 California Statewide Communities Development Authority, Special Tax
Bonds, Community Facilities District 2016-02 Delta Coves, Series
2022, 5.500%, 9/01/52
9/32 at 100.00 N/R   2,732,158
California Statewide Communities Development
Authority, Special Tax Bonds, Community Facilities
District 2020-02 Improvement Area 2 Atwell, Series
2022:
500 5.125%, 9/01/42 9/32 at 100.00 N/R   512,950
1,310 5.250%, 9/01/52 9/32 at 100.00 N/R   1,329,571
1,955 California Statewide Communities Development Authority, Statewide
Community Infrastructure Program Revenue Bonds, Series 2011A,
8.000%, 9/02/41
4/23 at 100.00 N/R   1,919,360
California Statewide Community Development Authority,
Revenue Bonds, Daughters of Charity Health System,
Series 2005A:
34 5.750%, 7/01/24 (4),(8) 1/22 at 100.00 N/R   34,070
164 5.750%, 7/01/30 (4),(8) 1/22 at 100.00 N/R   164,229
242 5.750%, 7/01/35 (4),(8) 1/22 at 100.00 N/R   241,793
209 5.000%, 7/01/39 (4),(8) 1/22 at 100.00 N/R   209,414

39
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 42 California Statewide Community Development Authority, Revenue
Bonds, Daughters of Charity Health System, Series 2005H, 5.250%,
7/01/25 (4),(8)
1/22 at 100.00 N/R   $ 42,044
36,420 Chino Valley Unified School District, San Bernardino County, California,
General Obligation Bonds, 2016 Election Series 2020B, 3.375%,
8/01/50 - AGM Insured, (UB) (5)
8/30 at 100.00 AA   31,065,896
2,000 CMFA Special Finance Agency, California, Essential Housing Revenue
Bonds, Latitude 33, Senior Series 2021A-2, 4.000%, 12/01/45, 144A
12/31 at 100.00 N/R   1,583,240
500 CMFA Special Finance Agency, California, Essential Housing Revenue
Bonds, Solana at Grand, Junior Series 2021A-2, 4.000%, 8/01/45,
144A
2/32 at 100.00 N/R   398,195
155 Compton Public Finance Authority, California, Lease Revenue Bonds,
Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 -
AMBAC Insured
5/23 at 100.00 N/R   155,076
2,500 Contra Costa Community College District, Contra Costa County,
California, General Obligation Bonds, Tender Option Trust 2015-
XF0229, 6.605%, 8/01/23, (Pre-refunded 8/01/23), 144A, (IF) (5)
No Opt. Call AA+  (7) 2,580,200
500 Corona, California, Special Tax Bonds, Community Facilities District
2018-2 Sierra Bella, Series 2022A, 5.000%, 9/01/42
9/29 at 103.00 N/R   513,215
18,135 Cotati-Rohnert Park Unified School District, Sonoma County, California,
General Obligation Bonds, 2014 Election Series 2017A, 4.000%,
8/01/46, (Pre-refunded 8/01/24) - BAM Insured, (UB)
8/26 at 100.00 A1  (7) 18,102,357
2,000 County of Los Angeles, California, Community Facilities District No
2021-01, 5.000%, 9/01/52
9/29 at 103.00 N/R   2,024,180
5,805 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, 1818 Platinum Triangle-Anaheim,
Mezzanine Lien Series 2021B, 4.000%, 4/01/57, 144A
4/32 at 100.00 N/R   4,009,746
6,450 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, 1818 Platinum Triangle-Anaheim, Social
Bond Series 2021A-2, 3.250%, 4/01/57, 144A
4/32 at 100.00 N/R   4,422,572
1,500 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine
Lien Series 2021B, 4.000%, 10/01/46, 144A
10/31 at 100.00 N/R   1,146,465
1,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Altana Glendale, Series 2021A-1, 3.500%,
10/01/46, 144A
10/31 at 100.00 N/R   754,240
45,255 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%,
10/01/56, 144A
10/31 at 100.00 N/R   33,866,127
7,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Center City Anaheim, Series 2020A,
5.000%, 1/01/54, 144A
1/31 at 100.00 N/R   5,578,930
2,120 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-2, 3.125%,
8/01/56, 144A
8/31 at 100.00 N/R   1,449,614
3,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Link-Glendale, Series 2021A-1, 3.000%,
7/01/45, 144A
7/31 at 100.00 N/R   2,117,040
8,035 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Link-Glendale, Series 2021A-2, 4.000%,
7/01/56, 144A
7/31 at 100.00 N/R   5,767,121
5,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Millennium South Bay-Hawthorne, Series
2021A-1 and A-2, 3.250%, 7/01/56, 144A
7/32 at 100.00 N/R   3,393,850

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
40
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 1,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Moda at Monrovia Station, Social Series
2021A-2, 4.000%, 10/01/56, 144A
10/31 at 100.00 N/R   $ 736,540
9,735 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Monterrey Station Apartments, Series
2021B, 4.000%, 7/01/58, 144A
7/32 at 100.00 N/R   6,796,685
10,540 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Oceanaire-Long Beach, Social Series
2021A-2, 4.000%, 9/01/56, 144A
9/31 at 100.00 N/R   8,016,408
12,550 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%,
8/01/56, 144A
8/31 at 100.00 N/R   9,656,346
9,825 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine
Senior Series 2021B, 4.000%, 12/01/56, 144A
12/31 at 100.00 N/R   7,129,708
1,210 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Towne-Glendale, Mezzanine Lien Social
Series 2022B, 5.000%, 9/01/37, 144A
9/32 at 100.00 N/R   1,147,963
4,375 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien
Series 2021A, 3.250%, 10/01/58, 144A
4/32 at 100.00 N/R   2,984,406
5,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Waterscape Apartments, Senior Lien Series
2021A, 3.000%, 9/01/56, 144A
9/31 at 100.00 N/R   3,300,150
21,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments,
Mezzanine Lien Series 2021B, 4.000%, 6/01/57, 144A
6/31 at 100.00 N/R   14,603,400
8,400 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Westgate Phase 1-Pasadena Apartments,
Senior Lien Series 2021A-2, 3.125%, 6/01/57, 144A
6/31 at 100.00 N/R   5,549,208
38,280 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien
Series 2021A-2, 4.000%, 12/01/58
6/32 at 100.00 N/R   28,771,631
8,030 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Wood Creek Apartments, Mezzanine Lien
Series 2021B, 4.000%, 12/01/59
6/32 at 100.00 N/R   5,189,789
30 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series
2021A-1, 3.000%, 12/01/49
6/32 at 100.00 N/R   20,143
5,820 Davis Joint Unified School District, Yolo County, California, General
Obligation Bonds, Series 2019, 4.000%, 8/01/40
8/26 at 100.00 AA   5,857,073
3,460 Fairfield, California, Special Tax Bonds, Community Facilities District
2007-1 Fairfield Commons Project, Series 2008, 6.875%, 9/01/38
9/23 at 100.00 N/R   3,519,927
7,385 Fillmore, California, Wastewater Revenue Bonds, Refunding Series
2017, 4.000%, 5/01/42 - AGM Insured
5/27 at 100.00 A1   7,391,573
1,000 Folsom Ranch Financing Authority, California, Special Tax Revenue
Bonds, Series 2017, 5.000%, 9/01/47
9/27 at 100.00 N/R   1,007,570
2,550 Foothill/Eastern Transportation Corridor Agency, California, Toll Road
Revenue Bonds, Refunding Term Rate Series 2013B-2, 3.500%,
1/15/53 - AGM Insured
7/29 at 100.00 A1   2,204,424
9,550 Fresno Unified School District, Fresno County, California, General
Obligation Bonds, Crossover Refunding Series 2016B, 0.000%,
8/01/43
8/26 at 54.52 Aa3   4,128,656

41
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 2,500 Fresno Unified School District, Fresno County, California, General
Obligation Bonds, Election 2020 Series 2021A, 3.000%, 8/01/55
8/29 at 100.00 Aa3   $ 1,900,625
5,340 Garvey School District, Los Angeles County, California, General
Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 -
BAM Insured, (UB) (5)
8/27 at 100.00 AA   5,330,388
Glendale Community College District, Los Angeles
County, California, General Obligation Bonds, Election
2016 Taxable Refunding Series 2020B:
2,650 0.000%, 8/01/42 2/30 at 68.75 AA-   1,137,301
1,875 0.000%, 8/01/43 2/30 at 66.54 AA-   765,150
1,765 0.000%, 8/01/44 2/30 at 64.38 AA-   683,002
1,500 0.000%, 2/01/45 2/30 at 63.32 AA-   561,450
Golden State Tobacco Securitization Corporation,
California, Enhanced Tobacco Settlement Asset-Backed
Revenue Bonds, Refunding Series 2015A:
6,610 5.000%, 6/01/40, (Pre-refunded 6/01/25), (UB) 6/25 at 100.00 N/R  (7) 6,979,169
5,390 5.000%, 6/01/40, (Pre-refunded 6/01/25), (UB) 6/25 at 100.00 A+  (7) 5,700,410
1,306,485 Golden State Tobacco Securitization Corporation, California, Tobacco
Settlement Asset-Backed Bonds, Capital Appreciation Series 2021B-
2, 0.000%, 6/01/66
12/31 at 27.75 N/R   132,699,681
Golden State Tobacco Securitization Corporation,
California, Tobacco Settlement Asset-Backed Bonds,
Tender Option Bond Trust 2015-XF1038:
380 17.566%, 6/01/40, (Pre-refunded 6/01/25), 144A, (IF) (5) 6/25 at 100.00 N/R  (7) 465,982
310 17.566%, 6/01/40, 144A, (IF) (5) 6/25 at 100.00 A+   380,144
1,115 17.581%, 6/01/40, 144A, (IF) (5) 6/25 at 100.00 A+   1,367,503
1,370 17.581%, 6/01/40, (Pre-refunded 6/01/25), 144A, (IF) (5) 6/25 at 100.00 N/R  (7) 1,680,250
6,000 Golden State Tobacco Securitization Corporation, California, Tobacco
Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%,
6/01/51
12/31 at 100.00 BBB+   6,282,720
7,000 Grossmont-Cuyamaca Community College District, California, General
Obligation Bonds, Refunding Series 2018, 4.000%, 8/01/47
8/28 at 100.00 AA   7,027,580
18,770 Hayward Area Recreation and Park District, California, General
Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/46,
(UB) (5)
8/27 at 100.00 AA+   18,873,986
Hayward Unified School District, Alameda County,
California, General Obligation Bonds, Election 2014,
Series 2017:
12,580 4.000%, 8/01/39 - AGM Insured 8/26 at 100.00 AA   12,750,585
44,380 4.000%, 8/01/42 - AGM Insured, (UB) (5) 8/26 at 100.00 AA   44,714,625
9,275 Hayward Unified School District, Alameda County, California, General
Obligation Bonds, Refunding Series 2019, 4.000%, 8/01/43 - BAM
Insured, (UB) (5)
8/28 at 100.00 A+   9,379,808
5,760 Independent Cities Finance Authority, California, Mobile Home Park
Revenue Bonds, Augusta Communities Mobile Home Park, Refunding
Series 2022A, 5.250%, 5/15/56
5/32 at 100.00 A+   6,052,435
160 Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged
Area Redevelopment Project, Subordinate Lien Refunding Series
2008A, 5.250%, 8/15/28
5/23 at 100.00 A   160,422
279,500 Inland Empire Tobacco Securitization Authority, California, Tobacco
Settlement Asset-Backed Bonds, Series 2007C-2. Turbo Capital
Appreciation, 0.000%, 6/01/47
4/23 at 20.16 CCC   56,221,425
11,510 Jurupa Unified School District, Riverside County, California, General
Obligation Bonds, 2014 Election Series 2017B, 4.000%, 8/01/41
8/27 at 100.00 Aa3   11,600,008

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
42
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
Lammersville Joint Unified School District, California,
Special Tax Bonds, Community Facilities District  2007-1
Mountain House - Shea Homes Improvement Area 1,
Series 2013:
$ 1,500 6.000%, 9/01/38 9/23 at 100.00 N/R   $ 1,513,275
1,000 6.000%, 9/01/43 9/23 at 100.00 N/R   1,007,290
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1 Central Lathrop Specific Plan
Improvement Areas 1, Series 2019:
1,945 5.400%, 9/01/38 9/26 at 103.00 N/R   1,870,818
3,095 5.500%, 9/01/43 9/26 at 103.00 N/R   2,998,467
4,830 5.600%, 9/01/49 9/26 at 103.00 N/R   4,655,830
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1 Central Lathrop Specific Plan
Improvement Areas 2, Series 2019:
1,220 5.400%, 9/01/38 9/26 at 103.00 N/R   1,185,572
1,945 5.500%, 9/01/43 9/26 at 103.00 N/R   1,884,335
3,665 5.600%, 9/01/49 9/26 at 103.00 N/R   3,481,054
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1 Central Lathrop Specific Plan
Improvement Areas 3, Series 2019:
2,410 5.400%, 9/01/38 9/26 at 103.00 N/R   2,354,088
3,820 5.500%, 9/01/43 9/26 at 103.00 N/R   3,691,953
7,205 5.600%, 9/01/49 9/26 at 103.00 N/R   6,963,921
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1, Central Lathrop Specific Plan
Improvement Areas 4, Series 2019:
860 5.400%, 9/01/38 9/26 at 103.00 N/R   826,348
1,360 5.500%, 9/01/43 9/26 at 103.00 N/R   1,314,413
2,565 5.600%, 9/01/49 9/26 at 103.00 N/R   2,479,175
9,000 Lodi Unified School District, San Joaquin County, California, General
Obligation Bonds, Election 2016 Series 2021, 3.000%, 8/01/46, (UB)
(5)
8/30 at 100.00 Aa2   7,247,970
20,925 Long Beach Community College District, California, General Obligation
Bonds, Refunding 2008 Election Series 2012B, 0.000%, 8/01/49 -
BAM Insured, (UB) (5),(6)
8/42 at 100.00 AA   14,657,544
10,255 Long Beach Unified School District, Los Angeles County, California,
General Obligation Bonds, Election of 2008, Series 2017E, 4.000%,
8/01/44 - BAM Insured, (UB) , (WI/DD, Settling 4/04/23)
8/26 at 100.00 AA   10,273,869
Long Beach Unified School District, Los Angeles County,
California, General Obligation Bonds, Election of 2016,
Series 2017A:
6,380 4.000%, 8/01/39 8/26 at 100.00 Aa2   6,448,521
10,450 4.000%, 8/01/40, (UB) (5) 8/26 at 100.00 Aa2   10,519,806
13,045 4.000%, 8/01/41, (UB) (5) 8/26 at 100.00 Aa2   13,100,442
14,760 4.000%, 8/01/42, (UB) , (WI/DD, Settling 4/04/23) 8/26 at 100.00 AA   14,820,811
3,465 4.000%, 8/01/43 8/26 at 100.00 Aa2   3,472,034
32,355 4.000%, 8/01/45 - BAM Insured, (UB) , (WI/DD, Settling 4/04/23) 8/26 at 100.00 AA   32,393,179
1,765 Los Alamitos Unified School District, Orange County, California,
Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)
8/29 at 100.00 Aa3   1,846,631
14,895 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Private Activity/AMT Subordinate Series
2019A, 4.000%, 5/15/44, (AMT), (UB) (5)
5/29 at 100.00 AA-   14,471,386
7,000 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Refunding Subordinate Series 2022G,
4.000%, 5/15/47, (AMT), (UB) (5)
11/31 at 100.00 AA   6,741,210

43
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 10,000 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Senior Lien Series 2020C, 4.000%,
5/15/50, (AMT), (UB) (5)
5/30 at 100.00 N/R   $ 9,541,600
6,300 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2016B,
5.000%, 5/15/46, (AMT), (UB) (5)
5/26 at 100.00 AA-   6,417,999
8,295 Los Angeles Department of Airports, California, Revenue Bonds, Los
Angeles International Airport, Subordinate Lien Series 2019F, 3.000%,
5/15/49, (AMT), (UB) (5)
5/29 at 100.00 AA-   6,275,748
12,125 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2021D,
5.000%, 5/15/46, (AMT), (UB) (5)
11/31 at 100.00 AA-   12,784,964
6,000 Los Angeles Department of Airports, California, Revenue Bonds,
Los Angeles International Airport, Subordinate Lien Series 2022B,
4.000%, 5/15/48, (UB) (5)
5/32 at 100.00 AA-   6,039,960
5,000 Los Angeles Department of Water and Power, California, Power System
Revenue Bonds, Series 2015E, 5.000%, 7/01/44, (UB) (5)
7/24 at 100.00 AA-   5,097,200
Los Angeles Department of Water and Power, California,
Power System Revenue Bonds, Tender Option Bond
Trust 3345. As Of 6/4/2015 Converted to Trust
2015-XF2047:
1,715 5.999%, 7/01/43, 144A, (IF) (5) 1/24 at 100.00 AA-   1,797,234
12,095 Los Angeles Department of Water and Power, California, Waterworks
Revenue Bonds, Series 2014A, 5.000%, 7/01/44
7/24 at 100.00 Aa2   12,336,053
16,145 Los Angeles Department of Water and Power, California, Waterworks
Revenue Bonds, Series 2017A, 4.000%, 7/01/47, (UB) (5)
1/27 at 100.00 Aa2   16,158,400
5,000 Los Angeles, California, Wastewater System Revenue Bonds, Green
Subordinate Series 2022A, 4.000%, 6/01/52, (UB) (5)
6/32 at 100.00 AA   5,012,600
8,000 Lucia Mar Unified School District, San Luis Obispo County, California,
General Obligation Bonds, Election 2016 Series 2017A, 4.000%,
8/01/46, (UB) (5)
8/27 at 100.00 Aa2   8,027,520
18,700 Lucia Mar Unified School District, San Luis Obispo County, California,
General Obligation Bonds, Election 2016 Series 2018B, 4.000%,
8/01/47, (UB) (5)
8/28 at 100.00 Aa2   18,746,937
3,725 Lynwood Unified School District, Los Angeles County, California,
General Obligation Bonds, Election 2012 Series 2021E, 3.000%,
8/01/48 - BAM Insured
8/31 at 100.00 AA   2,913,658
8,000 Madera Unified School District, Madera County, California, General
Obligation Bonds, Election 2014 Series 2017, 4.000%, 8/01/46 - BAM
Insured, (UB) (5)
8/27 at 100.00 Aa3   8,018,000
12,920 Marin Healthcare District, Marin County, California, General Obligation
Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (5)
8/27 at 100.00 AA-   12,867,028
12,500 Marin Healthcare District, Marin County, California, General Obligation
Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47, (UB) (5)
8/27 at 100.00 AA-   12,448,750
7,895 Marin Public Financing Authority, California, Revenue Bonds, Sausalito
Marin City Sanitary District, Series 2017, 4.000%, 4/01/42
4/27 at 100.00 AA   7,970,555
2,700 Modesto Elementary School District, Stanislaus County, California,
General Obligation Bonds, Election 2018 - Measure D Series 2021B,
3.000%, 8/01/50
2/30 at 100.00 Aa3   2,096,847
6,000 Montebello Unified School District, Los Angeles County, California,
General Obligation Bonds, Election 2016 Series 2016A, 4.000%,
8/01/46, (UB) (5)
8/26 at 100.00 A1   5,802,960
1,075 Moorpark, California, Special Tax Bonds, Community Facilities District
2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38
9/24 at 100.00 N/R   1,092,297

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
44
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 19,330 Mount San Antonio Community College District, Los Angeles County,
California, General Obligation Bonds, Election of 2008, Series 2021E,
0.000%, 8/01/45 (5)
8/31 at 71.51 AA   $ 7,550,685
3,902 Northstar Community Services District, California, Special Tax Bonds,
Community Facilities District 1, Refunding Series 2005, 1.363%,
9/01/28 (4)
9/23 at 100.00 N/R   1,599,866
2,305 Orland Joint Unified School District, Glenn and Tehama Counties,
California, General Obligation Bonds, 2008 Election, Series 2012B,
0.000%, 8/01/51 (6)
8/37 at 100.00 AA   1,648,836
970 Orland Joint Unified School District, Glenn and Tehama Counties,
California, General Obligation Bonds, 2008 Election, Series 2013C,
0.000%, 8/01/43 (6)
8/38 at 100.00 AA   673,374
Palmdale Community Redevelopment Agency,
California, Tax Allocation Bonds, Merged
Redevelopment Project Areas, Series 2002:
1,230 0.000%, 12/01/31 - AMBAC Insured No Opt. Call AA   932,377
1,225 0.000%, 12/01/32 - AMBAC Insured No Opt. Call AA   891,077
8,910 Palmdale School District, Los Angeles County, California, General
Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46, (UB)
(5)
8/27 at 100.00 Aa3   8,940,650
8,000 Palomar Community College District, San Diego County, California,
General Obligation Bonds, Refunding Series 2017, 4.000%, 8/01/45,
(UB) (5)
8/27 at 100.00 AA   8,027,920
16,145 Patterson Public Finance Authority, California, Revenue Bonds,
Community Facilities District 2001-1, Senior Series 2013A, 5.750%,
9/01/39
9/23 at 100.00 N/R   16,260,598
2,590 Patterson Public Finance Authority, California, Revenue Bonds,
Community Facilities District 2001-1, Subordinate Lien Series 2013B,
5.875%, 9/01/39
9/23 at 100.00 N/R   2,609,839
Pomona Unified School District, Los Angeles County,
California, General Obligation Bonds, Election 2016
Series 2017A:
12,635 4.000%, 8/01/42 - BAM Insured, (UB) 8/26 at 100.00 AA   12,702,723
9,485 4.000%, 8/01/46 - BAM Insured, (UB) 8/26 at 100.00 AA   9,510,420
2,500 Redwood City Public Facilities and Infrastructure Authority, San Mateo,
California, Lease Revenue Bonds, Veterans Memorial Building/Senior
Center, Series 2021, 3.000%, 6/01/51
6/31 at 100.00 AA+   1,945,675
2,985 River Delta Unified School District, Sacramento and Solano Counties,
California, General Obligation Bonds, School Faciliteis Improvement
District 2, Election 2004 Series 2008, 0.000%, 4/01/48 - AGM Insured
No Opt. Call AA   1,000,423
River Islands Public Financing Authority, California,
Special Tax Bonds, Community Facilities District 2003-1
Improvement Area 1, Subordinate Series 2022B-2:
3,665 5.000%, 9/01/42 9/29 at 103.00 N/R   3,602,548
7,000 5.250%, 9/01/47 9/29 at 103.00 N/R   7,017,010
5,410 5.000%, 9/01/52 9/29 at 103.00 N/R   5,202,094
1,250 Riverside County Asset Leasing Corporation, California, Lease Revenue
Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020,
7.379%, 11/01/45, 144A, (IF) (5)
11/25 at 100.00 A+   1,618,875
3,030 Riverside County Public Financing Authority, California, Tax Allocation
Revenue Bonds, Desert Communities & Interestate 215 Corridor
Projects, Series 2017A, 4.000%, 10/01/40 - BAM Insured, (UB) (5)
10/27 at 100.00 AA   3,060,755
6,250 Riverside County Redevelopment Agency Successor Agency, California,
Tax Allocation Housing Bonds, Refunding Series 2017A, 4.000%,
10/01/39 - BAM Insured
10/27 at 100.00 AA   6,286,938

45
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
Riverside County Redevelopment Agency, California,
Tax Allocation Bonds, Interstate 215 Corridor
Redevelopment Project Area, 2nd Lien Series 2011E:
$ 7,100 0.000%, 12/01/41 No Opt. Call A-   $ 3,155,382
7,075 0.000%, 12/01/42 No Opt. Call A-   2,984,164
7,050 0.000%, 12/01/43 No Opt. Call A-   2,815,347
5,600 0.000%, 12/01/44 No Opt. Call A-   2,119,600
20,000 Riverside County Transportation Commission, California, Toll Revenue
Second Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021C,
4.000%, 6/01/47, (UB) (5)
6/31 at 100.00 BBB   18,941,000
22,630 Riverside County Transportation Commission, California, Toll Revenue
Senior Lien Bonds, RCTC 91 Express Lanes, Refunding Series 2021B-
1, 3.000%, 6/01/49 - BAM Insured, (UB) (5)
6/31 at 100.00 AA   17,735,357
Rocklin Unified School District, Placer County, California,
Special Tax Bonds, Community Facilities District 2, Series
2007:
550 0.000%, 9/01/36 - NPFG Insured No Opt. Call Baa2   330,781
660 0.000%, 9/01/37 - NPFG Insured No Opt. Call Baa2   375,005
Sacramento City Financing Authority California, Lease
Revenue Bonds, Master Lease Program Facilities
Projects, Tender Option Bond Trust 2016-XG0100:
2,500 7.463%, 12/01/30 - AMBAC Insured, 144A, (IF) (5) No Opt. Call AA-   4,163,000
3,000 7.463%, 12/01/30 - AMBAC Insured, 144A, (IF) (5) No Opt. Call AA-   4,995,600
1,790 7.735%, 12/01/30 - AMBAC Insured, 144A, (IF) (5) No Opt. Call AA-   2,978,220
6,580 7.787%, 12/01/33 - AMBAC Insured, 144A, (IF) (5) No Opt. Call AA-   12,518,845
4,795 Sacramento, California, Special Tax Bonds, Community Facilities District
05-1 College Square, Series 2007, 5.900%, 9/01/37
9/23 at 100.00 N/R   4,835,614
Sacramento, California, Special Tax Bonds, Community
Facilities District 2018-01 Railyards, Improvements Series
2022:
2,150 5.250%, 9/01/42, 144A 9/29 at 103.00 N/R   2,219,273
4,000 5.250%, 9/01/47, 144A 9/29 at 103.00 N/R   4,084,280
2,250 5.375%, 9/01/52, 144A 9/29 at 103.00 N/R   2,302,785
4,935 San Bernardino City, California, Pension Obligation Bonds, Taxable
Series 2020A, 6.750%, 12/15/46, 144A
6/29 at 100.00 BBB   4,998,859
7,130 San Bernardino Community College District, California, General
Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44 -
BAM Insured
No Opt. Call AA   2,850,574
1,865 San Bernardino County Financing Authority, California, Revenue Bonds,
Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 - NPFG
Insured
No Opt. Call Baa2   1,927,459
2,900 San Diego County Regional Airport Authority, California, Airport
Revenue Bonds, Subordinate Series 2019B, 4.000%, 7/01/44, (AMT),
(UB) , (WI/DD, Settling 4/10/23)
7/29 at 100.00 0   2,797,398
San Diego County Regional Airport Authority, California,
Airport Revenue Bonds, Subordinate Series 2021B:
23,370 4.000%, 7/01/51 - AGM Insured, (AMT), (UB) (5) 7/31 at 100.00 A1   22,067,823
4,800 4.000%, 7/01/56, (AMT), (UB) , (WI/DD, Settling 4/06/23) 7/31 at 100.00 N/R   4,417,248
16,670 5.000%, 7/01/56, (AMT), (UB) (5) 7/31 at 100.00 A2   17,304,794
10,000 San Diego Unified School District, San Diego County, California,
General Obligation Bonds, Election of 2012 Series 2013C, 4.000%,
7/01/42, (Pre-refunded 7/01/23), (UB) (5)
7/23 at 100.00 AA-  (7) 10,035,600
20,000 San Diego Unified School District, San Diego County, California,
General Obligation Bonds, Election of 2012 Series 2017I, 4.000%,
7/01/47, (UB) (5)
7/27 at 100.00 Aa2   19,862,400

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
46
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
San Diego Unified School District, San Diego County,
California, General Obligation Bonds, Refunding Series
2012R-2:
$ 10,000 0.000%, 7/01/40 (6) No Opt. Call AA-   $ 9,325,400
23,050 0.000%, 7/01/41, (UB) (5),(6) 7/40 at 100.00 AA-   21,257,402
San Francisco Airport Commission, California, Revenue
Bonds, San Francisco International Airport, Second
Series 2022A:
17,460 4.000%, 5/01/52, (AMT), (UB) (5) 5/32 at 100.00 N/R   16,517,858
19,500 5.000%, 5/01/52, (AMT), (UB) (5) 5/32 at 100.00 A1   20,429,565
San Francisco Airports Commission, California, Revenue
Bonds, San Francisco International Airport, Second
Series 2018D:
31,045 5.000%, 5/01/43, (AMT), (UB) (5) 5/28 at 100.00 A+   32,152,065
43,630 5.000%, 5/01/48, (AMT), (UB) (5) 5/28 at 100.00 A+   44,903,560
106,295 5.250%, 5/01/48, (AMT), (UB) (5) 5/28 at 100.00 A+   110,596,758
San Francisco Airports Commission, California, Revenue
Bonds, San Francisco International Airport, Second
Series 2019A:
4,000 5.000%, 5/01/38, (AMT) 5/29 at 100.00 A+   4,247,680
42,265 5.000%, 5/01/44, (AMT), (UB) (5) 5/29 at 100.00 A+   44,050,274
33,525 4.000%, 5/01/49, (AMT), (UB) (5) 5/29 at 100.00 A+   32,058,281
17,000 5.000%, 5/01/49, (AMT), (UB) (5) 5/29 at 100.00 A+   17,565,420
San Francisco Airports Commission, California, Revenue
Bonds, San Francisco International Airport, Second
Series 2019E:
53,450 4.000%, 5/01/50, (AMT), (UB) (5) 5/29 at 100.00 A+   50,919,677
38,160 5.000%, 5/01/50, (AMT), (UB) (5) 5/29 at 100.00 A+   39,393,331
San Francisco Bay Area Rapid Transit District, California,
General Obligation Bonds, Election of 2016, Green
Series 2020C-1:
17,000 4.000%, 8/01/45, (UB) 8/29 at 100.00 AA   17,182,070
11,350 3.000%, 8/01/50 - BAM Insured, (UB) (5) 8/29 at 100.00 AA   9,029,720
9,290 San Francisco Bay Area Rapid Transit District, California, General
Obligation Bonds, Election of 2016, Green Series 2022D-1, 4.000%,
8/01/47, (UB) (5)
2/32 at 100.00 Aaa   9,381,785
2,000 San Francisco City and County Infrastructure and Revitalization
Financing District 1 Treasure Island, California, Tax Increment Revenue
Bonds, Facilities Increment Series 2022A, 5.000%, 9/01/52, 144A
9/32 at 100.00 N/R   1,958,320
5,855 San Francisco City and County Public Utilities Commission, California,
Water Revenue Bonds, WSIP Green Series 2020A, 4.000%, 11/01/50,
(UB) (5)
11/30 at 100.00 AA-   5,856,054
San Francisco City and County Redevelopment Agency
Successor Agency, California, Tax Allocation Bonds,
Mission Bay South Redevelopment Project, Subordinate
Series 2016D:
2,750 0.000%, 8/01/26, 144A 5/23 at 85.85 N/R   2,365,330
8,905 0.000%, 8/01/31, 144A 5/23 at 67.21 N/R   5,997,874
17,120 0.000%, 8/01/43, 144A 5/23 at 36.79 N/R   6,348,609
San Francisco Redevelopment Agency, California,
Special Tax Bonds, Community Facilities District 6,
Mission Bay South, Series 2005B:
1,375 0.000%, 8/01/30 8/23 at 66.43 N/R   904,200
3,020 0.000%, 8/01/34 8/23 at 52.30 N/R   1,563,092
20,035 San Mateo Union High School District, San Mateo County, California,
General Obligation Bonds, Election 2010 Series 2011A, 0.000%,
7/01/51 - BAM Insured, (UB) (5),(6)
9/41 at 100.00 AA+   14,485,105

47
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 13,385 Sanger Unified School District, Fresno County, California, General
Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/45 -
BAM Insured, (UB) (5)
8/27 at 100.00 AA   $ 13,399,991
Sanger Unified School District, Fresno County, California,
General Obligation Bonds, Tender Option Bond Trust
2021-XG0313:
2,465 3.000%, 8/01/48 - BAM Insured 8/31 at 100.00 AA   1,928,098
3,325 3.000%, 8/01/51 - BAM Insured 8/31 at 100.00 AA   2,538,305
2,500 Santa Barbara Secondary High School District, Santa Barbara County,
California,General Obligation Bonds,  Election 2010 Series 2011A,
0.000%, 8/01/40
No Opt. Call AA   1,224,650
7,030 Santa Clara County Housing Authority, California, Multifamily Housing
Revenue Bonds, Blossom River Project, Series 1998A, 6.500%,
9/01/39, (AMT)
5/23 at 100.00 N/R   6,987,398
Saugus-Castaic School Facilities Financing Authority,
California,  Community Facilities District 2006-1C,
Special Tax Bonds, Series 2013:
1,365 5.875%, 9/01/33 9/23 at 100.00 N/R   1,378,896
3,355 6.000%, 9/01/43 9/23 at 100.00 N/R   3,379,156
7,860 Savanna Elementary School District, Orange County, California, General
Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 -
AGM Insured (6)
No Opt. Call A1   5,964,561
7,500 Silicon Valley Tobacco Securitization Authority, California, Tobacco
Settlement Asset-Backed Bonds, Santa Clara County Tobacco
Securitization Corporation, Series 2007A, 0.000%, 6/01/47
5/23 at 25.83 N/R   1,836,375
94,800 Silicon Valley Tobacco Securitization Authority, California, Tobacco
Settlement Asset-Backed Bonds, Santa Clara County Tobacco
Securitization Corporation, Turbo Capital Appreciation Series 2007C,
0.000%, 6/01/56
4/23 at 12.82 N/R   8,796,492
15,580 Southwestern Community College District, San Diego County,
California, General Obligation Bonds, Election of 2016, Series 2017A,
4.000%, 8/01/47, (UB) (5)
8/27 at 100.00 AA-   15,444,454
Sweetwater Union High School District, California,
General Obligation Bonds, Refunding Series 2016:
4,665 4.000%, 8/01/42 2/26 at 100.00 BBB+   4,651,751
10,000 4.000%, 8/01/47 - BAM Insured, (UB) (5) 2/26 at 100.00 A1   9,852,100
5,000 Sweetwater Union High School District, San Diego County, California,
General Obligation Bonds, Election 2006 Series 2018C, 4.000%,
8/01/47, (UB) (5)
8/28 at 100.00 AA+   4,847,850
4,000 Tejon Ranch Public Facilities Financing Authority, California, Special Tax
Bonds, Community Facilities District 2008-1 Tejon Industrial Complex
East 2012B, 5.250%, 9/01/42
5/23 at 100.00 N/R   4,004,640
Temecula Public Financing Authority, California, Special
Tax Bonds, Community Facilities District 16-01, Series
2017:
2,700 5.500%, 9/01/27, 144A No Opt. Call N/R   2,862,162
3,605 5.750%, 9/01/32, 144A 9/27 at 100.00 N/R   3,948,593
4,890 6.125%, 9/01/37, 144A 9/27 at 100.00 N/R   5,264,476
13,145 6.250%, 9/01/47, 144A 9/27 at 100.00 N/R   13,943,690
1,536 The Regents of the University of California, Medical Center Pooled
Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 19.015%,
5/15/38, 144A, (IF) (5)
No Opt. Call AA-   1,554,869
5,414 The Regents of the University of California, Medical Center Pooled
Revenue Bonds, Tender Option Bond Trust 2016-XL0023., 19.015%,
5/15/38, (Pre-refunded 5/15/23), 144A, (IF) (5)
No Opt. Call N/R  (7) 5,479,365

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
48
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 95,575 Tobacco Securitization Authority of Southern California, Tobacco
Settlement Asset-Backed Bonds, San Diego County Tobacco Asset
Securitization Corporation, First Subordinate CABs, Series 2006B,
0.000%, 6/01/46
4/23 at 24.10 CCC-   $ 17,986,259
3,000 Triview Metropolitan District 4, El Paso County, California, Colorado,
General Obligation Bonds, Limited Tax Series 2018, 5.750%,
12/01/48, 144A
12/23 at 103.00 N/R   2,967,660
10,615 Twin Rivers Unified School District, Sacramento and Placer Counties,
California, General Obligation Bonds, Election 2006 Series 2016,
4.000%, 8/01/43 - AGM Insured, (UB) (5)
8/26 at 100.00 A1   10,626,677
10,185 Union Elementary School District, Santa Clara County, California,
General Obligation Bonds, Election of 2014, Series 2017C, 4.000%,
9/01/46, (UB) (5)
9/27 at 100.00 AA+   10,242,545
27,875 University of California Regents, Medical Center Pooled Revenue
Bonds, Series 2022P, 4.000%, 5/15/53, (UB) (5)
5/32 at 100.00 AA-   26,732,404
10,325 University of California, General Revenue Bonds, Limited Project Series
2016K, 4.000%, 5/15/46, (UB) (5)
5/26 at 100.00 AA-   10,329,646
11,000 University of California, General Revenue Bonds, Limited Project Series
2018O, 4.000%, 5/15/48, (UB) (5)
5/28 at 100.00 AA-   10,942,250
10,000 University of California, General Revenue Bonds, Limited Project Series
2021Q, 3.000%, 5/15/51, (UB) (5)
5/31 at 100.00 AA-   7,996,900
University of California, General Revenue Bonds, Tender
Option Bond Trust 2016-XG0061:
1,965 17.985%, 5/15/36, 144A, (IF) (5) 5/23 at 100.00 AA   1,986,969
535 17.985%, 5/15/36, (Pre-refunded 5/15/23), 144A, (IF) (5) 5/23 at 100.00 N/R  (7) 540,981
2,625 University of California, General Revenue Bonds, Tender Option Bond
Trust 2016-XL0001, 6.360%, 5/15/38, 144A, (IF) (5)
5/23 at 100.00 AA   2,654,348
14,835 Western Placer Unified School District, Placer County, California,
Certificates of Participation, Refinancing Project, Series 2017, 4.000%,
8/01/49 - AGM Insured
8/27 at 100.00 AA   14,585,920
8,345 Westminster School District, Orange County, California, General
Obligation Bonds, Election 2008 Refunding Series 2013, 0.000%,
8/01/48 - BAM Insured (6)
8/39 at 100.00 AA   5,645,476
21,380 Westminster School District, Orange County, California, General
Obligation Bonds, Election 2008 Series 2013A, 0.000%, 8/01/52 -
BAM Insured (6)
8/39 at 100.00 AA   14,407,554
Total California 3,159,768,872
Colorado - 10.3%
8,695 Aerotropolis Regional Transportation Authority, Colorado, Special
Revenue Bonds, Series 2019, 5.000%, 12/01/51
12/24 at 102.00 N/R   7,614,559
10,000 Aerotropolis Regional Transportation Authority, Colorado, Special
Revenue Bonds, Series 2021, 4.375%, 12/01/52
12/26 at 103.00 N/R   7,547,900
1,168 Alpine Mountain Ranch Metropolitan District, Routt County, Colorado,
Special Assessment Revenue Bonds, Special Improvement District 1,
Refunding Series 2021, 4.000%, 12/01/40
9/26 at 103.00 N/R   902,947
2,451 Alpine Mountain Ranch Metropolitan District, Routt County, Colorado,
Special Assessment Revenue Bonds, Special Improvement District 2,
Series 2021, 4.000%, 12/01/40
9/26 at 103.00 N/R   1,894,408
Amber Creek Metropolitan District (In the City of
Thornton), Adams County, Colorado, Limited Tax
(Convertible to Unlimited Tax), General Obligation
Refunding and Improvement Bonds, Series 2017A:
481 5.000%, 12/01/37 5/23 at 103.00 N/R   457,619

49
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 1,507 5.125%, 12/01/47 5/23 at 103.00 N/R   $ 1,357,912
464 Amber Creek Metropolitan District (In the City of Thornton), Adams
County, Colorado, Limited Tax (Convertible to Unlimited Tax), General
Obligation Refunding and Improvement Bonds, Series 2017B,
7.750%, 12/15/47
5/23 at 103.00 N/R   430,898
1,100 Antelope Heights Metropolitan District, Colorado, Limited Tax General
Obligation Bonds, Junior Lien Series Series 2021B, 5.500%, 12/15/37
9/26 at 103.00 N/R   981,882
2,240 Arista Metropolitan District, Broomfield County, Colorado, General
Obligation Limited Tax Bonds, Refunding & Improvement Convertible
to Unlimited Tax Series 2018A, 5.000%, 12/01/38
12/23 at 103.00 N/R   2,179,475
1,945 Arvada West Town Center Business Improvement District, Colorado,
General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39
12/25 at 100.00 N/R   1,938,134
2,965 Aspen Reserve Metropolitan District, Thornton, Colorado, General
Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series
2017A, 5.875%, 12/01/47
5/23 at 103.00 N/R   2,967,965
372 Aspen Reserve Metropolitan District, Thornton, Colorado, General
Obligation Limited Tax Bonds, Subordinate Series 2017B, 8.000%,
12/15/47
4/23 at 103.00 N/R   351,328
2,290 Aurora Crossroads Metropolitan District 2, Colorado, Limited Tax
General Obligation Bonds, Subordinate Series 2020B, 7.750%,
12/15/50
9/25 at 103.00 N/R   2,114,723
129,889 Aurora Highlands Community Authority Board, Adams County,
Colorado, Special Tax Revenue Bonds, Refunding & Improvement
Series 2021A, 5.750%, 12/01/51
12/28 at 103.00 N/R   117,314,446
4,495 Aurora, Colorado, Sewer Revenue Bonds, Pipeline Interceptor Project,
First Lien Series 2023, 4.000%, 8/01/53, (UB) (5)
8/33 at 100.00 AA+   4,407,887
Aviation Station North Metropolitan District 2, Denver
County, Colorado, Limited Tax General Obligation
Bonds, Refunding & Improvement Series 2019A:
2,250 5.000%, 12/01/39 9/24 at 103.00 N/R   2,129,513
5,920 5.000%, 12/01/48 9/24 at 103.00 N/R   5,258,854
4,279 Aviation Station North Metropolitan District 2, Denver County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2019B, 7.750%, 12/15/48
9/24 at 103.00 N/R   3,945,965
3,258 Banning Lewis Ranch Metropolitan District 4, Colorado Springs, El Paso
County, Colorado, Limited Tax General Obligation Bonds, Series
2018A, 5.750%, 12/01/48
12/23 at 103.00 N/R   3,263,017
2,195 Banning Lewis Ranch Metropolitan District 5, Colorado Springs, El Paso
County, Colorado, Limited Tax General Obligation Bonds, Series
2018A, 5.750%, 12/01/48
12/23 at 103.00 N/R   2,198,292
2,500 Banning Lewis Ranch Regional Metropolitan District, Colorado Springs,
El Paso County, Colorado, Limited Tax General Obligation Bonds,
Series 2018A, 5.375%, 12/01/48
12/23 at 103.00 N/R   2,410,100
Base Village Metropolitan District 2, Colorado, General
Obligation Bonds, Refunding Series 2016A:
2,624 5.500%, 12/01/36 5/23 at 102.00 N/R   2,637,383
3,485 5.750%, 12/01/46 5/23 at 102.00 N/R   3,493,782
1,000 Baseline Metropolitan District 1, In the City and County of Broomfield,
Colorado, Special Revenue Bonds, Series 2021A, 5.000%, 12/01/51
12/24 at 103.00 N/R   861,440
1,500 Belford North Metropolitan District, Douglas County, Colorado, General
Obligation Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
12/25 at 103.00 N/R   1,340,850
3,210 Bella Mesa Metropolitan District, Castle Rock, Colorado, Limited Tax
General Obligation Bonds, Convertible Capital Appreciation Series
2020A-3, 0.000%, 12/01/49, 144A (6)
6/25 at 99.64 N/R   2,692,323

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
50
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 2,880 Belleview Place Metropolitan District, Arapahoe County,
Colorado,  Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2020A-3, 5.000%, 12/01/50
12/25 at 103.00 N/R   $ 2,498,544
297 Belleview Place Metropolitan District, Arapahoe County,
Colorado,  Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2020B-3, 8.000%, 12/15/50
12/25 at 103.00 N/R   227,475
865 Belleview Village Metropolitan District, Jefferson County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Series 2020, 4.950%, 12/01/50
12/25 at 103.00 N/R   717,803
6,160 Bennett Crossing Metropolitan District, Bennett, Adams County,
Colorado, General Obligation Limited Tax Bonds, Series 2020A-3,
6.125%, 12/01/49
6/25 at 103.00 N/R   6,001,565
Bennett Ranch Metropolitan District 1, Adams County,
Colorado, General Obligation Limited Tax Bonds,
Convertible to Unlimited Tax Series 2021A:
1,625 5.000%, 12/01/41 3/26 at 103.00 N/R   1,496,576
1,635 5.000%, 12/01/51 3/26 at 103.00 N/R   1,419,834
1,690 Bent Grass Metropolitan District, El Paso County, Colorado, Limited Tax
General Obligation Bonds, Refunding & Improvement Series 2020,
5.250%, 12/01/49, 144A
6/25 at 103.00 N/R   1,575,317
2,312 Berkley Shores Metropolitan District, Adams County, Colorado, Limited
Tax General Obligation Bonds, Convertible to Unlimited Tax Series
2020A-3, 5.250%, 12/01/50
12/25 at 103.00 N/R   2,073,402
4,320 Berthoud-Heritage Metropolitan District 10, Larimer County, Colorado,
Limited Tax General Obligation Bonds, Senior Series 2022A, 4.750%,
12/01/52
12/26 at 103.00 N/R   3,406,363
334 Bijou Creek Metropolitan District, Arapahoe County, Colorado, General
Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%,
12/15/49
12/24 at 103.00 N/R   305,663
1,805 Bijou Creek Metropolitan District, Arapahoe County, Colorado, General
Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series
2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   1,633,579
2,215 Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Series 2018A, 5.250%, 12/01/48
12/23 at 103.00 N/R   1,996,003
829 Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2018B,
7.500%, 12/15/48
12/23 at 103.00 N/R   755,028
18,500 Bradley Heights Metropolitan District 2, Colorado Springs, El Paso
County, Colorado, General Obligation Limited Tax Bonds, Series
2021A-3, 4.750%, 12/01/51
9/26 at 103.00 N/R   13,927,170
1,910 Bramming Farm Metropolitan District 1, Adams County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Capital Appreciation Series 2015, 6.000%, 12/01/44, 144A
12/24 at 100.00 N/R   1,833,867
1,405 Bramming Farm Metropolitan District 1, Adams County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2019B-3,
8.500%, 12/15/49
12/24 at 103.00 N/R   1,316,359
675 Brighton Crossing Metropolitan District 4, Colorado, General
Obligation Bonds, Subordinate Limited Tax Series 2017B, 7.000%,
12/15/47
5/23 at 103.00 N/R   623,781
1,835 Brighton Crossing Metropolitan District 6, Brighton, Colorado, Limited
Tax General Obligation Bonds, Series 2020A-3, 5.000%, 12/01/50
12/25 at 103.00 N/R   1,566,631

51
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 1,540 Bristol Metropolitan District, Aurora, Colorado,  Limited Tax General
Obligation Bonds, Convertible to Unlimited Tax Series 2019A,
5.750%, 12/01/48, (Pre-refunded 12/01/23)
12/23 at 103.00 N/R  (7) $ 1,614,829
257 Bristol Metropolitan District, Aurora, Colorado,  Limited Tax General
Obligation Bonds, Subordinate Limited Tax Series 2019B, 8.000%,
12/15/48, (Pre-refunded 12/15/23)
12/23 at 103.00 N/R  (7) 273,219
1,600 Broadway Park North Metropolitan District 2, Denver, Colorado, Limited
Tax General Obligation Bonds, Refunding & Improvement Series
2020, 5.000%, 12/01/49, 144A
12/25 at 103.00 N/R   1,475,216
9,375 Broadway Station Metropolitan District 2, Denver City and County,
Colorado, General Obligation Limited Tax Bonds, Convertible to
Unlimited Series 2019A, 5.125%, 12/01/48
6/24 at 103.00 N/R   6,938,625
7,075 Broadway Station Metropolitan District 2, Denver City and County,
Colorado, General Obligation Limited Tax Bonds, Subordinate
(Convertible to Senior) Capital Appreciation (Convertible to Current
Interest), Limited Tax (Convertible to Unlimited Tax) Series, 0.000%,
12/01/48 (6)
6/24 at 85.96 N/R   4,819,631
Broadway Station Metropolitan District 3, Denver City
and County, Colorado, General Obligation Limited Tax
Bonds, Convertible to Unlimited Series 2019A:
2,584 5.000%, 12/01/39 6/24 at 103.00 N/R   2,161,826
5,500 5.000%, 12/01/49 6/24 at 103.00 N/R   3,997,675
18,415 Broadway Station Metropolitan District 3, Denver City and County,
Colorado, General Obligation Limited Tax Bonds, Subordinate
Convertible to Senior Capital Appreciation Series 2019B, 7.500%,
12/01/49
6/24 at 79.97 N/R   11,196,504
1,241 Bromley Park Metropolitan District No. 2, In the City of Brighton, Adams
and Weld Counties, Colorado, Senior General Obligation Limited Tax
Refunding Bonds, Series 2018B, 6.375%, 12/15/47
12/23 at 103.00 N/R   1,213,115
Buffalo Highlands Metropolitan District, Commerce
City, Colorado, Limited Tax General Obligation Bonds,
Convertible to Unlimited Tax, Refunding & Improvement
Series 2018A:
1,185 5.250%, 12/01/38 12/23 at 103.00 N/R   1,159,357
2,250 5.375%, 12/01/48 12/23 at 103.00 N/R   2,130,210
1,226 Buffalo Highlands Metropolitan District, Commerce City, Colorado,
Limited Tax General Obligation Bonds, Refunding Subordinate Series
2018B, 7.625%, 12/15/46
12/23 at 103.00 N/R   1,143,576
3,188 Buffalo Ridge Metropolitan District (In the City of Commerce City),
Adams County, Colorado, General Obligation Refunding and
Improvement Bonds, Series 2018B, 7.375%, 12/15/47
12/23 at 103.00 N/R   3,063,030
5,616 Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Junior Subordinate
Series 2016, 7.000%, 12/15/57
5/23 at 100.00 N/R   3,848,476
Canyons Metropolitan District 5, Douglas County,
Colorado, Limited Tax General Obligation and Special
Revenue Bonds, Refunding & Improvement Series
2017A:
3,140 6.000%, 12/01/37 5/23 at 103.00 N/R   3,073,872
8,270 6.125%, 12/01/47 5/23 at 103.00 N/R   8,089,135
8,425 Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Subordinate Series
2017B, 8.000%, 12/15/47
5/23 at 103.00 N/R   7,883,694
6,602 Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Junior Subordinate
Series 2016, 7.000%, 12/15/57
5/23 at 100.00 N/R   4,450,210

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
52
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 3,425 Canyons Metropolitan District 6, Douglas County, Colorado, Limited
Tax General Obligation and Special Revenue Bonds, Refunding &
Improvement Series 2017A, 6.125%, 12/01/47
5/23 at 103.00 N/R   $ 3,350,095
2,997 Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Subordinate Series
2017B, 8.000%, 12/15/47
5/23 at 103.00 N/R   2,804,443
3,162 Carousel Farms Metropolitan District, Town of Parker, Douglas County,
Colorado, General Obligation Limited Tax Bonds, Series 2021A,
5.375%, 12/01/51
3/27 at 103.00 N/R   2,668,296
4,960 Carriage Hills Metropolitan District, Frederick, Colorado, Limited Tax
General Obligation Bonds, Series 2018A, 5.500%, 12/01/47
12/23 at 103.00 N/R   4,766,758
4,495 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Bonds, Improvement Series 2018, 5.250%, 12/01/48
12/23 at 103.00 N/R   4,212,175
Centerra Metropolitan District 1, Loveland, Colorado,
Special Revenue Bonds, Refunding & Improvement
Series 2017:
4,750 5.000%, 12/01/37, 144A 5/23 at 103.00 N/R   4,509,650
21,270 5.000%, 12/01/47, 144A 5/23 at 103.00 N/R   19,283,382
5,000 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Bonds, Refunding & Improvement Series 2020A, 5.000%, 12/01/51
12/25 at 103.00 N/R   4,331,600
6,000 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Improvement Bonds, Series 2022, 6.500%, 12/01/53
12/27 at 103.00 N/R   6,049,620
4,050 Cherry Creek Corporate Center Metropolitan District, Arapahoe
County, Colorado, Revenue Bonds, Refunding Senior Lien Series
2015A, 5.000%, 6/01/37
12/25 at 100.00 N/R   3,921,939
1,536 Cherry Creek Corporate Center Metropolitan District, Arapahoe
County, Colorado, Revenue Bonds, Refunding Subordinate Lien
Series 2016B, 8.000%, 6/15/37
5/23 at 102.00 N/R   1,472,010
1,375 Cherry Hills City Metropolitan District, Arapahoe County, Colorado,
General Obligation Limited Tax Bonds, Convertible to Unlimited Tax
Series 2020A-3, 5.000%, 12/01/47
12/25 at 103.00 N/R   1,205,064
1,307 Cherrylane Metropolitan District, Adams County, Colorado, Limited
Tax General Obligation Bonds, Convertible to Unlimited Tax Series
2018A, 5.250%, 12/01/47
12/23 at 103.00 N/R   1,234,461
1,450 Citadel on Colfax Business Improvement District, Aurora, Colorado,
Special Revenue and Tax Supported Bonds, Senior Series 2020A,
5.350%, 12/01/50
12/25 at 103.00 N/R   1,310,771
1,035 City Center West Residential Metropolitan District 2, Greeley, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax,
Series 2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   930,910
765 Clear Creek Station Metropolitan District 2, Adams County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2017B,
7.375%, 12/15/47
5/23 at 103.00 N/R   720,699
2,820 Clear Creek Station Metropolitan District 2, Adams County, Colorado,
Limited Tax General Obligation Refunding & Improvement Series
2017A, 5.000%, 12/01/47
5/23 at 103.00 N/R   2,635,516
1,000 Clear Creek Transit Metropolitan District 2, Adams County, Colorado,
Revenue Supported Limited Tax General Obligation Bonds, Series
2021A, 5.000%, 12/01/50
12/26 at 103.00 N/R   864,440
2,250 Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado,
General Obligation Limited Tax Bonds, Taxable Refunding
Subordinate Series 2022B-1, 5.750%, 12/15/47 - BAM Insured
3/27 at 103.00 N/R   2,130,930

53
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds World Compass
Academy Project, Series 2017:
$ 4,350 5.375%, 10/01/37 10/27 at 100.00 N/R   $ 3,839,136
8,925 5.500%, 10/01/47 10/27 at 100.00 N/R   7,541,000
6,625 5.625%, 10/01/52 10/27 at 100.00 N/R   5,706,643
1,350 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%,
7/01/46, 144A
7/25 at 100.00 BB   1,297,350
1,750 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Community Leadership Academy Project, Series
2008, 6.500%, 7/01/38
5/23 at 100.00 BB+   1,752,397
885 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Liberty Common Charter School, Series 2014B,
5.625%, 1/15/44
1/24 at 100.00 BBB-   890,221
4,855 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Loveland Classical Schools Project, Series 2016,
5.000%, 7/01/46, 144A
7/26 at 100.00 BB+   4,350,226
4,225 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Mountain Phoenix Community School, Series 2012,
7.000%, 10/01/42
5/23 at 100.00 N/R   4,229,352
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds, New Summit Charter
Academy Project, Series 2021A:
350 4.000%, 7/01/41, 144A 7/31 at 100.00 N/R   291,064
350 4.000%, 7/01/51, 144A 7/31 at 100.00 N/R   264,145
1,225 4.000%, 7/01/61, 144A 7/31 at 100.00 N/R   877,357
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds, Skyview Academy
Project, Series 2014:
2,025 5.125%, 7/01/34, 144A 7/24 at 100.00 BB   2,026,640
3,150 5.375%, 7/01/44, 144A 7/24 at 100.00 BB   3,131,951
2,700 5.500%, 7/01/49, 144A 7/24 at 100.00 BB   2,700,702
7,745 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Thomas MacLaren State Charter School Project,
Refunding & Improvement Series 2020A, 5.000%, 6/01/50
6/30 at 100.00 Aa3   7,918,643
695 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%,
3/15/35
5/23 at 100.00 BB   696,682
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds, University of Northern
Colorado Lab School, Refunding & Improvement Series
2015:
500 5.000%, 12/15/35, 144A 12/25 at 100.00 BBB-   514,385
2,500 5.000%, 12/15/45, 144A 12/25 at 100.00 BBB-   2,535,875
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds,Science Technology
Engineering and Math School Project, Refunding Series
2014:
890 5.000%, 11/01/44 11/24 at 100.00 Baa3   887,134
765 5.125%, 11/01/49 11/24 at 100.00 Baa3   765,023
1,475 Colorado Educational and Cultural Facilities Authority, Revenue Bonds,
Global Village Academy - Northglenn Project, Series 2020, 5.000%,
12/01/50, 144A
12/30 at 100.00 N/R   1,284,105

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
54
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 14,650 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
AdventHealth Obligated Group, Series 2019A, 4.000%, 11/15/43,
(UB) (5)
11/29 at 100.00 AA   $ 14,245,221
9,130 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
AdventHealth Obligated Group, Series 2021A, 3.000%, 11/15/51 (5)
11/31 at 100.00 AA   6,901,184
5,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
AdventHealth Obligated Group, Series 2021A, 3.000%, 11/15/51,
(UB) (5)
11/31 at 100.00 AA   3,779,400
47,590 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Adventist Health System/Sunbelt Obligated Group, Series 2018A,
4.000%, 11/15/48, (UB) (5)
5/28 at 100.00 AA   44,807,413
12,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
American Baptist Homes of the Midwest Obligated Group, Series
2013, 8.000%, 8/01/43
2/24 at 100.00 N/R   12,111,720
4,085 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A
2/26 at 100.00 N/R   3,416,898
3,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195,
7.320%, 10/01/37, (Pre-refunded 11/13/23), 144A, (IF) (5)
11/23 at 100.00 BBB+  (7) 3,196,380
5,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Children's Hospital Colorado Project, Series 2016A, 5.000%,
12/01/41, (UB) (5)
6/26 at 100.00 A+   5,150,850
45 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2019A-2, 4.000%, 8/01/49
8/29 at 100.00 Baa1   40,206
2,100 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
CommonSpirit Health, Series 2022A, 5.250%, 11/01/52
11/32 at 100.00 Baa1   2,218,356
1,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier
Project, Refunding Bonds Series 2023A. Forward Delivery, 4.000%,
5/15/48
5/28 at 103.00 BBB-   722,680
2,000 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters
of Charity of Leavenworth Health Services Corporation, Tender
Option Bond Trust 2015-XF2196, 8.831%, 1/01/35, 144A, (IF) (5)
1/24 at 100.00 AA-   2,207,460
4,785 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters
of Charity of Leavenworth Health Services Corporation, Tender
Option Bond Trust 3366. As of 6/4/2015 Converted to Trust 2015-
XF2048, 6.358%, 1/01/44, 144A, (IF) (5)
1/24 at 100.00 AA-   5,194,070
1,300 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny
Vista Living Center Project, Refunding & Improvement Series 2015A,
6.125%, 12/01/45, 144A
12/25 at 100.00 N/R   897,117
4,250 Colorado High Performance Transportation Enterprise, US 36 and I-25
Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%,
1/01/44, (AMT)
5/23 at 100.00 BBB-   4,252,805
31,920 Colorado International Center Metropolitan District 14, Denver,
Colorado, Limited Tax General Obligation Bonds, Refunding &
Improvement Series 2018, 5.875%, 12/01/46
12/23 at 103.00 N/R   31,199,246
750 Colorado International Center Metropolitan District 3, Aurora,
Colorado, General Obligation Limited Tax Bonds, Junior Lien Series
2018C, 12.500%, 12/15/38
12/23 at 103.00 N/R   727,807
1,361 Colorado International Center Metropolitan District 3, Aurora,
Colorado, General Obligation Limited Tax Bonds, Series 2018B,
7.500%, 12/15/38
12/23 at 103.00 N/R   1,307,485

55
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 15,070 Colorado International Center Metropolitan District 4, Adams County,
Colorado, Limited Tax General Obligation and Special Revenue
Bonds, Refunding & Improvement Convertible Capital Appreciation
Series 2019A-2, 0.000%, 12/01/48 (6)
6/24 at 99.88 N/R   $ 13,707,823
1,996 Colorado International Center Metropolitan District 4, Adams County,
Colorado, Limited Tax General Obligation and Special Revenue
Bonds, Subordinate Series 2019B-2, 8.750%, 12/15/48
6/24 at 103.00 N/R   1,914,443
30,925 Colorado International Center Metropolitan District 4, Adams County,
Colorado, Limited Tax General Obligation and Special Revenue
Refunding and Improvement Convertible Capital Appreciation
Bonds, Series 2019A-1, 0.000%, 12/01/47 (6)
6/24 at 94.26 N/R   25,908,346
13,000 Colorado International Center Metropolitan District 8, Adams County,
Colorado, Limited Tax General Obligation Bonds, Series 2020,
6.500%, 12/01/50
9/25 at 103.00 N/R   11,896,820
3,715 Colorado Springs Urban Renewal Authority, Colorado, Senior Special
Revenue Bonds, Canyon Creek Project, Series 2018A, 5.750%,
12/01/47 (4)
12/23 at 103.00 N/R   3,129,590
1,086 Colorado Springs Urban Renewal Authority, Colorado, Senior Special
Revenue Bonds, Canyon Creek Project, Series 2018B, 8.125%,
12/15/47 (4)
12/23 at 103.00 N/R   862,219
10,000 Colorado State, Building Excellent Schools Today, Certificates of
Participation, Series 2021S, 4.000%, 3/15/46, (UB) , (WI/DD, Settling
4/04/23)
3/31 at 100.00 AA-   9,887,000
7,000 Colorado State, Building Excellent Schools Today, Certificates of
Participation, Series 2021S, 4.000%, 3/15/46
3/31 at 100.00 AA-   6,832,840
3,240 Colorado Tech Center Metropolitan District, Louisville, Colorado,
General Obligaiton Bonds, Series 2018, 6.000%, 12/01/47
No Opt. Call N/R   2,963,304
1,495 Commons at East Creek Metropolitan District, Arapahoe County,
Colorado, General Obligation Limited Tax Bonds, Convertible to
Unlimited Tax Series 2020A-3, 5.000%, 12/01/50
12/25 at 103.00 N/R   1,294,281
1,125 Conestoga Metropolitan District 2, Ault, Weld County, Colorado,
Limited Tax General Obligation Bonds, Refunding & Improvement
Series 2021A-3, 5.250%, 12/01/51
9/26 at 103.00 N/R   990,686
4,420 Confluence Metropolitan District, Eagle County, Colorado, Limited
Tax Supported Revenue Bonds, Subordinate Series 2021B, 5.500%,
12/15/50
6/26 at 103.00 N/R   3,815,874
1,765 Constitution Heights Metropolitan District, El Paso County, Colorado,
General Obligation Limited Tax Bonds, Refunding Series 2020,
5.000%, 12/01/49
6/25 at 103.00 N/R   1,614,569
Copper Ridge Metropolitan District, Colorado Springs,
Colorado, Tax Increment and Sales Tax Supported
Revenue Bonds, Series 2019:
2,950 5.000%, 12/01/39 12/24 at 103.00 N/R   2,738,514
1,750 5.000%, 12/01/43 12/24 at 103.00 N/R   1,568,980
1,358 Copperleaf Metropolitan District 3, Arapahoe County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2021B,
5.500%, 12/15/36
9/26 at 103.00 N/R   1,212,096
725 Copperleaf Metropolitan District 6, Arapahoe County, Colorado,
Limited Tax, General Obligation Bonds, Subordinate Series 2022B,
6.000%, 12/15/41
3/27 at 103.00 N/R   696,631
Cornerstar Metropolitan District, Arapahoe County,
Colorado, General Obligation Bonds, Limited Tax
Convertible to Unlimited Tax, Refunding Series 2017A:
1,910 5.125%, 12/01/37 5/23 at 103.00 N/R   1,878,256
4,600 5.250%, 12/01/47 5/23 at 103.00 N/R   4,391,068

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
56
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 3,903 Cornerstar Metropolitan District, Arapahoe County, Colorado, General
Obligation Bonds, Limited Tax Convertible to Unlimited Tax,
Refunding Series 2017B, 5.250%, 12/01/47
5/23 at 103.00 N/R   $ 3,711,207
5,185 Cornerstone Metropolitan District 2, Montrose and Ouray Counties,
Colorado, Limited Tax General Obligation Refunding Bonds, Series
2010A, 2.400%, 12/01/40 (4)
5/23 at 100.00 N/R   2,851,750
670 Cottonwood Highlands Metropolitan District 1, Parker, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Series 2019A, 5.000%, 12/01/49
6/24 at 103.00 N/R   605,968
5,000 Crossroads Metropolitan District 1, El Paso County, Colorado, Limited
Tax General Obligation and Special Revenue Bonds, Series 2022,
6.500%, 12/01/51
12/29 at 103.00 N/R   4,802,150
Crowfoot Valley Ranch Metropolitan District No.
2,  Douglas County, Colorado, Limited Tax General
Obligation Bonds, Series 2018A:
4,060 5.625%, 12/01/38 12/23 at 103.00 N/R   4,069,500
9,665 5.750%, 12/01/48 12/23 at 103.00 N/R   9,500,019
1,630 Crowfoot Valley Ranch Metropolitan District No. 2,  Douglas County,
Colorado, Limited Tax General Obligation Bonds, Series 2018B,
8.000%, 12/15/48
12/23 at 103.00 N/R   1,520,904
2,375 Crystal Crossing Metropolitan District, Colorado, General Obligation
Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40
12/25 at 100.00 N/R   2,339,232
4,601 Cumberland Green Metropolitan District, El Paso County, Colorado,
General Obligation Limited Tax Bonds, Refunding & Improvement
Series 2015, 5.250%, 12/01/45
12/25 at 100.00 N/R   4,374,539
663 Dacono Urban Renewal Authority, Weld County, Colorado, Tax
Increment Revenue Bonds, Series 2020, 6.250%, 12/01/39
12/25 at 103.00 N/R   627,616
9,000 Denver City and County, Colorado, Airport System Revenue Bonds,
Series 2022A, 4.125%, 11/15/53, (AMT), (UB) (5)
11/32 at 100.00 AA-   8,611,650
Denver City and County, Colorado, Airport System
Revenue Bonds, Subordinate Lien Series 2018A:
3,470 4.000%, 12/01/43, (AMT), (UB) (5) 12/28 at 100.00 A+   3,341,471
53,210 4.000%, 12/01/48, (AMT), (UB) (5) 12/28 at 100.00 A+   49,706,122
2,500 Denver City and County, Colorado, Airport System Revenue Bonds,
Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 6.055%,
11/15/43, 144A, (IF) (5)
11/23 at 100.00 A   2,549,850
15,000 Denver City and County, Colorado, Dedicated Tax Revenue Bonds,
Series 2021A, 4.000%, 8/01/51, (UB) (5)
8/31 at 100.00 AA-   14,724,300
Denver Gateway Center Metropolitan District, In the City
and County of Denver, Colorado, General Obligation
Limited Tax Bonds, Series 2018A:
2,710 5.500%, 12/01/38 12/23 at 103.00 N/R   2,678,970
8,550 5.625%, 12/01/48 12/23 at 103.00 N/R   8,229,375
1,855 Denver Gateway Center Metropolitan District, In the City and County
of Denver, Colorado, General Obligation Limited Tax Bonds,
Subordinate Series 2018B, 7.875%, 12/15/48
12/23 at 103.00 N/R   1,759,913
1,800 Denver International Business Center Metropolitan District 1, Denver,
Colorado, General Obligation Bonds, Subordinate Limited Tax Series
2019B, 6.000%, 12/01/48
6/24 at 103.00 N/R   1,791,054
2,110 Denver West Promenade Metropolitan District, Lakewood, Colorado,
General Obligtion Bonds, Limited Tax Convertible to Unlimited Tax
Series 2013, 5.375%, 12/01/42
6/23 at 100.00 N/R   2,061,027

57
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 870 Denver West Promenade Metropolitan District, Lakewood, Colorado,
General Obligtion Bonds, Subordinate Convertible to Senior Limited
Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46
6/23 at 100.00 N/R   $ 833,878
13,560 Denver, Colorado, Certificates of Participation, Convention Center
Expansion Project, Series 2018A, 4.000%, 6/01/48, (UB) (5)
6/26 at 100.00 Aa2   13,173,540
704 Dublin North Metropolitan District 2, El Paso County, Colorado, Limited
Tax General Obligation and Improvement Bonds, Subordinate Series
2018B, 7.250%, 12/15/47, (Pre-refunded 12/15/23)
12/23 at 100.00 N/R  (7) 742,058
1,500 E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
Capital Appreciation Series 2010A, 0.000%, 9/01/41
No Opt. Call A   682,695
E-470 Public Highway Authority, Colorado, Senior
Revenue Bonds, Series 2000B:
70 0.000%, 9/01/30 - NPFG Insured No Opt. Call A   55,693
500 0.000%, 9/01/31 - NPFG Insured No Opt. Call A   382,090
500 0.000%, 9/01/33 - NPFG Insured No Opt. Call A   355,710
20 E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series
2004A, 0.000%, 9/01/28 - NPFG Insured
No Opt. Call A   17,053
3,766 East Creek Metropolitan District 1,  Aurora, Arapahoe County, Colorado,
General Obligation Limited Tax Bonds, Convertible to Unlimited Tax
Series 2019A, 5.250%, 12/01/48
6/24 at 103.00 N/R   3,529,043
534 East Creek Metropolitan District 1,  Aurora, Arapahoe County, Colorado,
General Obligation Limited Tax Bonds, Subordinate Series 2019B,
8.000%, 12/15/48
6/24 at 103.00 N/R   500,326
Elbert and Highway 86 Commercial Metropolitan
District, Elbert County, Colorado, Special Revenue and
Tax Supported Bonds, Refunding & Improvement Senior
Series 2021A:
1,700 5.000%, 12/01/41, 144A 6/26 at 103.00 N/R   1,532,873
2,000 5.000%, 12/01/51, 144A 6/26 at 103.00 N/R   1,670,820
3,100 Erie Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds,
Series 2021, 4.000%, 12/01/38
9/26 at 103.00 N/R   2,533,506
18,000 Falcon Area Water and Wastewater Authority (El Paso County,
Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34,
144A
9/27 at 103.00 N/R   18,212,220
2,385 Fallbrook Villas Metropolitan District, Thornton, Adams County,
Colorado, Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2019A, 5.250%, 12/01/49
12/23 at 103.00 N/R   2,239,205
398 Fallbrook Villas Metropolitan District, Thornton, Adams County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2019B, 7.750%, 12/15/49, 144A
12/23 at 103.00 N/R   372,102
Fiddler's Business Improvement District, Colorado,
Limited Tax General Obligation Bonds, Greenwood
Village Project, Series 2022:
695 5.000%, 12/01/32 12/27 at 103.00 N/R   703,583
5,800 5.550%, 12/01/47 12/27 at 103.00 N/R   5,845,008
520 First Creek Village Metropolitan District, Denver, Colorado, Limited
Tax General Obligation Bonds, Subordinate Series 2019B, 6.750%,
8/01/49
9/24 at 103.00 N/R   514,098
1,040 Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado,
Limited Tax  General Obligation and Special Revenue Bonds,
Refunding Series 2020A, 5.000%, 12/01/49
3/25 at 103.00 N/R   908,388
611 Fitzsimons Village Metropolitan District 1, Arapahoe County, Colorado,
Limited Tax  General Obligation and Special Revenue Bonds,
Refunding Subordinate Series 2020B, 7.000%, 12/15/49
3/25 at 103.00 N/R   546,503

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
58
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Foothills Metropolitan District, Fort Collins, Colorado,
Special Revenue Bonds, Series 2014:
$ 11,995 5.750%, 12/01/30 12/24 at 100.00 N/R   $ 11,775,851
36,930 6.000%, 12/01/38 12/24 at 100.00 N/R   34,646,249
2,110 Four Corners Business Improvement District, Erie, Boulder County,
Colorado, Limited Tax Supported Revenue Bonds, Series 2022,
6.000%, 12/01/52
9/27 at 103.00 N/R   1,934,406
Fourth North Business Improvement District,
Silverthorne, Summit County, Colorado, Special Revenue
and Tax Supported Bonds, Refunding & Improvement
Senior Series 2022A:
4,220 5.500%, 12/01/42 12/30 at 102.00 N/R   4,154,885
5,780 5.750%, 12/01/52 12/30 at 102.00 N/R   5,627,119
2,266 Fourth North Business Improvement District, Silverthorne, Summit
County, Colorado, Special Revenue and Tax Supported Bonds,
Subordinate Series 2022B, 8.125%, 12/15/52
12/30 at 102.00 N/R   2,262,692
800 Frisco, Colorado, Marina Enterprise Revenue Bonds, Series 2019,
5.000%, 12/01/48
12/26 at 100.00 N/R   800,688
Future Legends Sports Park Business Improvement
District, Colorado, Limited Tax General Obligation
Bonds, Series 2022A and Subordinate Limited Tax
General Obligation Bonds, Series 2022B:
17,145 6.000%, 12/01/52 9/27 at 103.00 N/R   16,657,911
2,321 8.500%, 12/15/52 9/27 at 103.00 N/R   2,282,448
16,375 Future Legends Sports Park Metropolitan District 2, Colorado, Limited
Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A
6/25 at 103.00 N/R   14,051,879
3,428 Future Legends Sports Park Metropolitan District 2, Colorado, Limited
Tax General Obligation Bonds, Subordinate Series 2020B, 6.500%,
6/03/50, 144A
6/25 at 103.00 N/R   3,079,235
Gardens on Havana Metropolitan District 3, Arapahoe
County, Colorado, Special Revenue Bonds, Refunding
Series 2017A:
2,890 5.125%, 12/01/37 5/23 at 103.00 N/R   2,836,824
2,525 5.250%, 12/01/47 5/23 at 103.00 N/R   2,404,027
1,704 Gardens on Havana Metropolitan District 3, Arapahoe County,
Colorado, Special Revenue Bonds, Refunding Subordinate Series
2017B, 7.750%, 12/15/47
4/23 at 103.00 N/R   1,628,206
1,370 Glen Metropolitan District 3, El Paso County, Colorado, General
Obligation Limited Tax Bonds, Series 2021, 4.250%, 12/01/51, 144A
12/26 at 103.00 N/R   1,003,004
1,320 Glen Metropolitan District. 2, El Paso County, Colorado, General
Obligation Limited Tax Bonds, Series 2017, 5.000%, 12/01/47
5/23 at 103.00 N/R   1,231,877
5,490 Granby Ranch Metropolitan District, Colorado, Limited Tax General
Obligation Bonds, Refunding Series 2018, 5.500%, 12/01/52, 144A
12/23 at 103.00 N/R   5,118,382
Grand Junction Dos Rios General Improvement District,
Grand Junction, Mesa County, Colorado, Special
Revenue Bonds, Series 2021:
2,575 4.500%, 12/01/41 12/26 at 103.00 N/R   2,087,372
3,010 4.750%, 12/01/51 12/26 at 103.00 N/R   2,310,747
Grandview Reserve Metropolitan District, El Paso County,
Colorado, Limited Tax General Obligation Senior Bonds,
Series 2022A and Limited Tax General Obligation
Subordinate Bonds, Series 2022B(3):
8,855 6.250%, 12/01/52 9/27 at 103.00 N/R   8,354,338
3,165 9.000%, 12/15/52 9/27 at 103.00 N/R   3,058,276

59
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 2,500 Great Western Metropolitan District 5, Colorado, General Obligation
Limited Tax Revenue Bonds, Refunding Series 2020, 4.750%,
12/01/50
12/25 at 102.00 N/R   $ 2,146,425
5,255 Green Valley Ranch East Metropolitan District 6, Adams County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A-3,
5.875%, 12/01/50
9/25 at 103.00 N/R   5,048,636
1,930 Greenspire Metropolitan District 1, Weld County, Colorado, General
Obligation Limited Tax Bonds, Series 2022, 5.125%, 12/01/51, 144A
6/27 at 103.00 N/R   1,706,081
750 Harvest Junction Metropolitan District, Longmont, Colorado, General
Obligation Bonds, Refunding and Improvement Series 2012, 5.375%,
12/01/37
5/23 at 100.00 N/R   750,225
1,327 Haskins Station Metropolitan District, Arvada, Colorado, General
Obligation Bonds, Limited Tax Special Revenue Subordinate Series
2019B, 8.750%, 12/15/49
12/24 at 103.00 N/R   1,228,152
16,080 Heritage Todd Creek Metropolitan District, Colorado, General
Obligation Bonds Limited Tax, Refunding & Improvement Series
2015, 6.125%, 12/01/44
12/24 at 100.00 N/R   16,134,672
4,684 Hess Ranch Metropolitan District 6, Parker, Colorado, General
Obligation Bonds, Limited Tax Subordinate Series 2020B, 8.000%,
12/15/49
3/25 at 103.00 N/R   4,253,821
20,140 Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax
General Obligation Bonds, Convertible Capital Appreciation Series
2020A-2, 0.000%, 12/01/49 (6)
3/25 at 93.28 N/R   14,385,196
13,500 Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax
General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49
3/25 at 103.00 N/R   11,907,810
575 Highlands Metropolitan District 1, Broomfield City  and County,
colorado, Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2021, 5.000%, 12/01/51
3/26 at 103.00 N/R   485,818
1,395 Highlands-Mead Metropolitan District, Mead, Weld County Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Series 2020A, 5.125%, 12/01/50
9/25 at 103.00 N/R   1,235,621
1,550 Highline Crossing Metropolitan District, In the City of Aurora, Colorado,
General Obligation Limited Tax Bonds, Convertible to Unlimited
Series 2017A, 5.500%, 12/01/47
5/23 at 103.00 N/R   1,519,124
336 Highline Crossing Metropolitan District, In the City of Aurora, Colorado,
General Obligation Limited Tax Bonds, Subordinate Series 2017B,
7.750%, 12/15/47
4/23 at 103.00 N/R   323,387
Hogback Metropolitan District, Jefferson County,
Colorado, Limited Tax General Obligation Bonds,
Convertible to Unlimited Tax Series 2021A:
725 5.000%, 12/01/41, 144A 12/26 at 103.00 N/R   662,302
2,625 5.000%, 12/01/51, 144A 12/26 at 103.00 N/R   2,270,704
2,345 Home Place Metropolitan District, Thornton, Adams County, Colorado,
General Obligation Bonds, Limited Tax Convertible to Unlimited Tax
Series 2020A, 5.750%, 12/01/50
6/25 at 103.00 N/R   2,269,819
1,075 Hudson Hills Metropolitan District, Weld County, Colorado, Limited
Tax General Obligation Bonds, Convertible to Unlimited Tax Series
2019A, 5.125%, 12/01/48
12/23 at 103.00 N/R   1,000,309
208 Hudson Hills Metropolitan District, Weld County, Colorado, Limited
Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%,
12/15/48
12/23 at 103.00 N/R   195,235
1,117 Iliff Commons Metropolitan District 2, Aurora, Colorado, General
Obligation Bonds, Subordinate Limited Tax Series 2020B, 6.500%,
12/15/49
3/25 at 103.00 N/R   1,062,502

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
60
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 8,950 Independence Metropolitan District 3, Elbert County, Colorado, Limited
Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49
6/24 at 103.00 N/R   $ 8,161,147
5,433 Independence Water & Sanitation District, Elbert County, Colorado,
Special Revenue Bonds, Series 2019, 7.250%, 12/01/38
6/24 at 103.00 N/R   5,512,159
770 Inspiration Metropolitan District, Douglas County, Colorado, Limited Tax
General Obligation Bonds, Convertible to Unlimited Tax, Subordinate
Series 2021B, 5.000%, 12/15/36
12/26 at 103.00 N/R   683,521
1,613 Interpark Metropolitan District, In the City and County of Broomfield,
Colorado, Limited Tax Convertible to Unlimited Tax, General
Obligation and Revenue Bonds, Series 2018, 5.500%, 12/01/48, 144A
12/23 at 103.00 N/R   1,642,841
1,610 Interquest South Business Improvement District, Colorado Springs, El
Paso County, Colorado, Public Improvement Fee Revenue Bonds,
Series 2017, 5.000%, 12/01/47
5/23 at 103.00 N/R   1,472,812
Iron Mountain Metropolitan District 2, Windsor, Weld
County, Colorado, Limited Tax General Obligation
Bonds, Refunding & Improvement Series 2019A:
500 5.000%, 12/01/39 12/24 at 103.00 N/R   472,395
1,300 5.000%, 12/01/49 12/24 at 103.00 N/R   1,150,695
1,530 Iron Works Village Metropolitan District, Colorado, General Obligation
Limited Tax Bonds, Series 2018A, 5.875%, 12/01/48, (Pre-refunded
12/01/23)
12/23 at 103.00 N/R  (7) 1,606,102
534 Iron Works Village Metropolitan District, Colorado, General Obligation
Limited Tax Bonds, Series 2018B, 8.000%, 12/15/48, (Pre-refunded
12/15/23)
12/23 at 103.00 N/R  (7) 568,293
16,119 Jefferson Center Metropolitan District 1, Arvada, Jefferson County,
Colorado, Special Revenue Bonds, Subordinate Series 2020B,
5.750%, 12/15/50
12/23 at 103.00 N/R   15,566,924
2,510 Johnstown North Metropolitan District 2, Johnstown, Colorado, General
Obligation Bonds, Refunding & Improvement Series 2022A, 7.000%,
8/15/52
12/27 at 103.00 N/R   2,550,461
2,000 Johnstown Village Metropolitan District 2, Weld County, own of
Johnstown, Colorado, General Obligation Limited Tax Bonds, Series
2020A, 5.000%, 12/01/50
9/25 at 103.00 N/R   1,750,920
2,500 Jones District Community Authority Board, Centennial, Colorado,
Special Revenue Convertible Capital Appreciaiton Bonds, Series
2020A, 0.000%, 12/01/50 (6)
12/25 at 103.00 N/R   2,093,075
1,900 Kinston Metropolitan District 5, Loveland, Larimer County, Colorado,
Limited Tax General Obligation Bonds, Series 2020A, 5.125%,
12/01/50
12/25 at 103.00 N/R   1,519,335
3,850 Kinston Metropolitan District 5, Loveland, Larimer County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2020B,
7.500%, 12/15/52
12/25 at 103.00 N/R   3,450,024
Lake of the Rockies Metropolitan District, In the Town
of Monument, El Paso County,  Colorado, Subordinate
General Obligation Limited Tax Bonds, Series 2018B:
2,675 5.000%, 8/01/48 12/23 at 103.00 N/R   2,455,543
439 7.500%, 8/01/48 12/23 at 103.00 N/R   409,394
Lakes at Centerra Metropolitan District 2, Loveland,
Colorado, Limited Tax General Obligation Bonds,
Refunding & Improvement Series 2018A:
700 5.125%, 12/01/37 12/23 at 103.00 N/R   675,129
6,500 5.250%, 12/01/47 12/23 at 103.00 N/R   5,969,860
2,295 Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited
Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%,
12/15/47
12/23 at 103.00 N/R   2,137,425

61
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 6,210 Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds,
Refunding & Improvement Series 2015, 5.750%, 12/15/46 (4)
12/23 at 100.00 N/R   $ 4,080,094
1,329 Lanterns Metropolitan District 1, Castle Rock, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Junior Lien Series
2019C, 10.000%, 12/15/49
9/24 at 103.00 N/R   1,319,126
Lanterns Metropolitan District 1, Castle Rock, Douglas
County, Colorado, Limited Tax General Obligation
Bonds, Series 2019A:
875 5.000%, 12/01/39 9/24 at 103.00 N/R   838,653
5,170 5.000%, 12/01/49 9/24 at 103.00 N/R   4,736,030
1,368 Lanterns Metropolitan District 1, Castle Rock, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Series 2019B,
7.750%, 12/15/49
9/24 at 103.00 N/R   1,273,526
10,000 Ledge Rock Center Commercial Metropolitan District (In the Town of
Johnstown, Weld County, Colorado), Limited Tax General Obligation
Bonds, Series 2022, 7.375%, 11/01/52, 144A
11/29 at 103.00 N/R   9,963,300
6,000 Legato Community Authority, Commerce City, Colorado, Limited Tax
Supported Revenue Bonds, District 1, 2, 3 & 7, Convertible Capital
Appreciation Series 2021A-2, 0.000%, 12/01/51 (6)
6/26 at 100.67 N/R   3,835,680
3,129 Leyden Ranch Metropolitan District, Jefferson County, Colorado,
General Obligation Limited Tax, Convertible to Unlimited Tax Bonds,
Series 2017A, 5.125%, 12/01/47
5/23 at 103.00 N/R   2,983,564
1,180 Lochbuie Station Metropolitan District, Adams County, Colorado,
General Obligation Limited Tax Bonds, Convertible to Unlimited Tax
Series 2020A, 5.750%, 12/01/50
9/25 at 103.00 N/R   1,144,069
Mayberry Community Authority, Colorado Springs, El
Paso County, Colorado, Special Revenue Bonds, Series
2021A:
2,090 5.000%, 12/01/41 6/26 at 103.00 N/R   1,908,003
5,585 5.000%, 4/15/51 6/26 at 103.00 N/R   4,777,911
1,190 Mayfield Metropolitan District, Thornton, Colorado, General Oblgation
Bonds, Limited Tax Series 2020A, 5.750%, 12/01/50
6/25 at 103.00 N/R   1,161,250
1,460 Mead Western Meadows Metropolitan District, Colorado, General
Obligation Limited Tax Bonds, Refunding Series 2018, 5.000%,
12/01/47
12/28 at 100.00 N/R   1,359,786
2,921 Meadowbrook Heights Metropolitan District, Jefferson County,
Colorado, General Obligation Limited Tax Bonds, Series 2021A(3),
4.875%, 12/01/51
9/26 at 103.00 N/R   2,284,397
Meadowlark Metropolitan District, Parker Town, Douglas
County, Colorado, Limited Tax General Obligation Bond,
Convertible to Unlimited Tax Series 2020A:
525 4.875%, 12/01/40 9/25 at 103.00 N/R   454,582
750 5.125%, 12/01/50 9/25 at 103.00 N/R   655,147
1,695 Meridian Ranch Metropolitan District 2018, Subdistrict, El Paso County,
Colorado, General Obligation Limited Tax Bonds, Series 2022,
6.750%, 12/01/52
12/27 at 103.00 N/R   1,671,287
1,473 Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited
Tax General Obligation Bonds, Subordinate Series 2020B, 7.375%,
12/15/49
3/25 at 103.00 N/R   1,341,977
839 Mountain Shadows Metropolitan District, Colorado, General Obligation
Limited Tax Bonds,  Series 2016B, 7.500%, 12/15/46
5/23 at 102.00 N/R   786,151

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
62
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Mountain Shadows Metropolitan District, Colorado,
General Obligation Limited Tax Bonds, Refunding Series
2016:
$ 1,500 5.000%, 12/01/35 12/25 at 100.00 N/R   $ 1,464,135
5,300 5.000%, 12/01/46 12/25 at 100.00 N/R   4,885,434
2,221 Mountain Shadows Metropolitan District, Weld County, Colorado,
Limited Tax General Obligation Bonds, Series 2015, 5.500%,
12/01/44
12/25 at 100.00 N/R   2,154,281
985 Mountain Sky Metropolitan District, Fort Lupton, Weld County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A,
5.000%, 12/01/49
3/25 at 103.00 N/R   886,273
937 Mountain Sky Metropolitan District, Fort Lupton, Weld County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2020B, 7.625%, 12/15/49
3/25 at 103.00 N/R   855,294
3,365 Mulberry Metropolitan District 2, Fort Collins, Colorado, Limited Tax
General Obligation Bonds, Series 2022A, 7.000%, 12/01/52
12/27 at 103.00 N/R   3,432,334
2,500 Mulberry Metropolitan District 2, Fort Collins, Colorado, Limited Tax
General Obligation Bonds, Subordinate Series 2022B, 9.000%,
12/15/52
12/27 at 103.00 N/R   2,545,475
Murphy Creek Metropolitan District 3, Aurora, Colorado,
General Obligation Bonds, Refunding & Improvement
Series 2006:
5,770 6.000%, 12/01/26 (4) 5/23 at 100.00 N/R   5,770,000
10,910 6.125%, 12/01/35 (4) 5/23 at 100.00 N/R   10,910,000
2,145 Murphy Creek Metropolitan District 5 (In the City of Aurora, Arapahoe
County, Colorado), General Obligation Limited Tax Bonds, Series
2022A and Subordinate General Obligation Limited Tax Bonds, Series
2022B(3), 6.000%, 12/01/52
9/27 at 103.00 N/R   2,084,061
1,760 North Holly Metropolitan District, Colorado, Limited Tax General
Obligation Bonds, Convertible to Unlimited Tax Series 2018A,
5.500%, 12/01/48
12/23 at 103.00 N/R   1,695,443
North Park Metropolitan District 1, in the City of
Broomfiled, Colorado, Special Revenue Bonds, Series
2018A-1:
4,410 5.375%, 12/01/34 12/23 at 103.00 N/R   4,476,106
2,845 5.750%, 12/01/48 12/23 at 103.00 N/R   2,867,988
North Park Metropolitan District 1, in the City of
Broomfiled, Colorado, Special Revenue Bonds, Series
2018A-2:
1,500 5.125%, 12/01/28 12/23 at 103.00 N/R   1,524,480
5,460 5.500%, 12/01/34 12/23 at 103.00 N/R   5,564,450
8,500 5.850%, 12/01/48 12/23 at 103.00 N/R   8,596,645
1,129 North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2021B, 4.625%, 12/15/51 - AGM Insured
12/26 at 103.00 N/R   978,414
1,550 North Range Metropolitan District 2, Adams County, Colorado ,
Limited Tax General Obligation Bonds, Refunding Special Revenue &
Improvement Series 2017A, 5.625%, 12/01/37
5/23 at 103.00 N/R   1,567,174
3,000 North Range Metropolitan District 3, Adams County, Colorado, Limited
Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
12/25 at 103.00 N/R   2,705,280
9,710 North Vista Highlands Metropolitan District 3, Pueblo County, Colorado,
Limited Tax General Obligation Bonds, Series 2020, 5.125%,
12/01/49
3/25 at 103.00 N/R   8,898,924

63
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 2,000 Northfield Metropolitan District 2, Fort Collins, Larimer County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A,
5.000%, 12/01/50
12/25 at 103.00 N/R   $ 1,738,060
865 Northfield Metropolitan District 2, Fort Collins, Larimer County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2020B, 7.500%, 12/15/50
12/25 at 103.00 N/R   791,786
3,435 Orchard Park Place North Metropolitan District, Westminster, Colorado,
Limited Tax General Obligation Bonds, Series 2019A, 5.250%,
12/01/48
6/24 at 103.00 N/R   3,184,073
611 Orchard Park Place North Metropolitan District, Westminster, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2019B,
7.750%, 12/15/48
6/24 at 103.00 N/R   566,275
1,000 Overlook Metropolitan District, Parker, Douglas County, Colorado,
General Obligation Limited Tax Bonds, Refunding Subordinate Series
2021B-3, 5.500%, 12/15/51
9/26 at 103.00 N/R   851,710
Painted Prairie Public Improvement Authority, Aurora,
Colorado, Special Revenue Bonds, Series 2019:
10,575 5.000%, 12/01/39 12/24 at 103.00 N/R   10,138,570
31,090 5.000%, 12/01/49 12/24 at 103.00 N/R   28,083,597
1,740 Palisade Park North Metropolitan District 2, Colorado, General
Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series
2018A, 5.625%, 12/01/47
12/23 at 103.00 N/R   1,708,523
800 Palisade Park North Metropolitan District 2, Colorado, General
Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%,
12/15/47
12/23 at 103.00 N/R   752,032
1,385 Palisade Park West Metropolitan District, Broomfield County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax,
Series 2019A, 5.125%, 12/01/49
6/24 at 103.00 N/R   1,278,175
783 Palisade Park West Metropolitan District, Broomfield County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2019B,
7.750%, 12/15/49
6/24 at 103.00 N/R   725,825
Parkdale Community Authority, Erie, Colorado, Limited
Tax Supported Revenue Bonds, District 1, Series 2020A:
1,310 5.000%, 12/01/40 9/25 at 103.00 N/R   1,223,854
3,335 5.250%, 12/01/50 9/25 at 103.00 N/R   2,986,726
1,419 Parker Automotive Metropolitan District (In the Town of Parker,
Colorado), General Obligation Bonds, Refunding Series 2016,
5.000%, 12/01/45
12/26 at 100.00 N/R   1,332,867
3,786 Parker Automotive Metropolitan District, In the Town of Parker,
Colorado, Subordinate Limited Tax General Obligation Refunding
Bonds, Series 2018B, 8.000%, 12/15/32
12/23 at 103.00 N/R   3,688,359
5,125 Peak Metropolitan District 1, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Series 2021A,
5.000%, 12/01/51, 144A
3/26 at 103.00 N/R   4,446,399
1,652 Peak Metropolitan District 1, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2021B, 7.625%, 12/15/51, 144A
3/26 at 103.00 N/R   1,490,765
8,060 Peak Metropolitan District 3, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Series 2022A-1,
7.500%, 12/01/52
12/27 at 103.00 N/R   8,058,549
52,535 Peak Metropolitan District 3, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Convertible Capital
Appreciation Bonds, Series 2022A-2, 8.000%, 12/01/52
12/27 at 81.40 N/R   28,614,238

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
64
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 1,000 Penrith Park Metropolitan District, Adams County, Colorado, General
Obligation Limited Tax Bonds, Series 2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   $ 907,340
1,200 Pinon Pines Metropolitan District 2, El Paso County, Colorado, General
Obligation Limited Tax Bonds, Series 2020, 5.000%, 12/01/50
9/25 at 103.00 N/R   1,059,816
9,635 Pioneer Community Authority Board (Weld County, Colorado), Special
Revenue Bonds, Series 2022, 6.500%, 12/01/34
6/29 at 103.00 N/R   9,155,659
3,055 Powers Metropolitan District In the City of Colorado Springs, El Paso
County, Colorado, Limited Tax General Obligation Bonds, Series
2018, 5.375%, 12/01/48
12/23 at 103.00 N/R   3,079,257
2,015 Prairie Center Metopolitan District No. 3, In the City of Brighton,
Adams County, Colorado, Limited Property Tax Supported Primary
Improvements Revenue Bonds, Refunding Series 2017A, 5.000%,
12/15/41, 144A
12/26 at 100.00 N/R   1,982,861
725 Prairie Center Metropolitan District 7, Brighton, Adams County,
Colorado, Limited Tax General Obligation Bonds, Series 2020,
4.875%, 12/15/44
12/25 at 103.00 N/R   623,783
2,000 Prairie Corner Metropolitan District, Adams County, Colorado, Limited
Tax General Obligation Bonds, Series 2021, 4.875%, 12/01/51
12/26 at 103.00 N/R   1,562,240
7,237 Prairie Song Metropolitan District 4, Windsor, Colorado, Limited Tax
General Obligation Bonds, Series 2021, 6.000%, 12/01/51, 144A
12/28 at 103.00 N/R   6,375,869
500 Pronghorn Valley Metropolitan District, Aurora, Colorado, Limited
Tax General Obligatoin Bonds, Subordinate Series 2021B, 7.250%,
12/15/51
9/26 at 103.00 N/R   444,825
1,480 Ptarmigan West Metropolitan District 2, Windsor, Larimer County,
Colorado, Limited Tax General Obligation Bonds, Series 2021-3,
4.125%, 12/01/51
9/26 at 103.00 N/R   1,044,747
20,000 Pueblo County, Colorado, Certificates of Participation, County Judicial
Complex Project, Series 2022A, 5.000%, 7/01/49, (UB) (5)
7/32 at 100.00 A   21,135,400
400 Pueblo Urban Renewal Authority, Colorado, Tax Increment Capital
Appreciation Revenue Bonds, EVRAZ Project, Series 2021A and
Tax Increment Revenue Capital Appreciation Bonds, Series 2021B,
0.000%, 12/01/25, 144A
No Opt. Call N/R   312,144
3,080 Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A
12/30 at 100.00 N/R   1,755,600
6,750 Raindance Metropolitan District 1, Acting by and through its Water
Activity Enterprise In the Town of Windsor, Weld County, Colorado,
Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.250%,
12/01/50
12/25 at 103.00 N/R   6,080,198
16,450 Raindance Metropolitan District No. 3, Town of Windsor, Colorado,
Limited Tax General Obligation Bonds, Series 2018A, 5.750%,
12/01/47
12/23 at 103.00 N/R   16,334,686
2,840 Raindance Metropolitan District No. 3, Town of Windsor, Colorado,
Limited Tax General Obligation Bonds, Series 2018B, 8.125%,
12/15/47
12/23 at 103.00 N/R   2,659,887
3,475 Range View Estates Metropolitan District, Mead, Weld County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A,
5.000%, 12/01/49
3/25 at 103.00 N/R   3,138,968
515 Range View Estates Metropolitan District, Mead, Weld County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2020B, 7.750%, 12/15/49
3/25 at 103.00 N/R   471,359
12,890 Reagan Ranch Metropolitan District 1, Colorado Springs, Colorado,
General Obligation Bonds, Limited Tax Series 2021-3, 5.375%,
12/01/51
12/26 at 103.00 N/R   10,875,680

65
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Reata South Metropolitan District, Douglas County,
Colorado, Limited Tax General Obligation Bonds,
Refunding Series 2018:
$ 4,915 5.375%, 12/01/37 12/23 at 103.00 N/R   $ 4,876,712
10,340 5.500%, 12/01/47 12/23 at 103.00 N/R   9,983,891
Red Sky Ranch Metropolitan District, Eagle County,
Colorado, General Obligation Bonds, Refunding &
Improvement Series 2015:
575 4.750%, 12/01/35 12/24 at 100.00 N/R   528,609
3,195 5.000%, 12/01/44 12/24 at 100.00 N/R   2,940,870
3,220 Regency Metropolitan District, Douglas County, Colorado, General
Obligation Limited Tax Bonds, Refunding Series 2019, 5.000%,
12/01/46
6/24 at 103.00 N/R   3,010,153
Regional Transportation District, Colorado, Certificates of
Participation, Series 2014A:
10,975 5.000%, 6/01/44, (Pre-refunded 6/01/23) , (WI/DD, Settling 4/10/23) 6/23 at 100.00 A1  (7) 11,014,180
10,000 5.000%, 6/01/44 - AGM Insured, (UB) (5) 6/23 at 100.00 A1   10,035,600
Regional Transportation District, Colorado, Certificates
of Participation, Tender Option Bond Trust Series
2015-XF1031:
2,660 6.397%, 6/01/39, 144A, (IF) (5) 6/23 at 100.00 A1   2,697,958
3,190 6.396%, 6/01/44, 144A, (IF) (5) 6/23 at 100.00 A1   3,235,521
3,750 6.397%, 6/01/44, 144A, (IF) (5) 6/23 at 100.00 A1   3,803,513
2,295 Remuda Ranch Metropolitan District, Douglas County, Colorado,
Limited Tax General Obligation Bonds, Series 2020A, 5.000%,
12/01/50
12/25 at 103.00 N/R   2,034,747
5,835 Rendezvous Metropolitan District 4, Timnath Town, Colorado, Limited
Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48
12/23 at 103.00 N/R   5,696,827
5,336 Reserve Metropolitan District 2, Mount Crested Butte, Colorado,
Limited Tax General Obligation Bonds, Refunding Series 2016A,
5.000%, 12/01/45
12/26 at 100.00 N/R   4,921,019
1,325 Reserve Metropolitan District 2, Mount Crested Butte, Colorado,
Limited Tax General Obligation Bonds, Series 2016B, 5.125%,
12/01/45
12/26 at 100.00 N/R   1,230,223
981 Reunion Metropolitan District, Acting By and Through its Water Activity
Enterprise,  Adams County, Colorado, Special Revenue Bonds, Series
2021, 3.625%, 12/01/44
6/26 at 103.00 N/R   720,420
3,300 Rex Ranch Metropolitan District, Boulder County, Colorado, General
Obligation Limited Tax Bonds, Series 2018A, 5.750%, 12/01/47
12/23 at 103.00 N/R   3,273,897
362 Richards Farm Metropolitan District, Colorado, Limited Tax General
Obligation Bonds, Subordinate Series 2019B, 6.500%, 12/15/49
12/24 at 103.00 N/R   342,582
1,000 Ridgeline Vista Metropolitan District, Brighton, Colorado, General
Obligation Limited Tax Bonds, Series 2021A, 5.250%, 12/01/60
3/26 at 103.00 N/R   954,140
1,695 Ritoro Metropolitan District In the Town of Elizabeth, Elbert County,
Colorado, Limited Tax , Convertible to Unlimited Tax, General
Obligation Bonds, Series 2019A, 5.000%, 12/01/49
6/24 at 103.00 N/R   1,563,722
998 River Park Metropolitan District, New Castle, Garfield County, Colorado,
Limited Tax General Obligation Bonds, Refunding Series 2009,
6.990%, 6/15/39
5/23 at 100.00 N/R   998,020
2,935 Riverdale Ranch Metropolitan District, Thornton City, Adams County,
Colorado, Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2019A, 5.000%, 12/01/49
9/24 at 103.00 N/R   2,659,315

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
66
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 628 Riverdale Ranch Metropolitan District, Thornton City, Adams County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2019B, 7.750%, 12/15/49
9/24 at 103.00 N/R   $ 577,835
6,345 Riverwalk Metropolitan District 2, Glendale, Arapahoe County,
Colorado, Special Revenue Bonds, Series 2022A, 5.000%, 12/01/52
3/27 at 103.00 N/R   5,464,187
2,625 RRC Metropolitan District 2, Jefferson County, Colorado, Limited Tax
General Obligation Bonds, Series 2021, 5.250%, 12/01/51
12/26 at 103.00 N/R   2,205,210
1,055 Sabell Metropolitan District, Arvada, Colorado, Limited Tax General
Obligation Bonds, Convertible to Unlimited Tax Series 2020A,
5.000%, 12/01/50, 144A
3/25 at 103.00 N/R   930,288
5,000 Sagebrush Farm Metropolitan District 1, Aurora, Adams County,
Colorado, General Obligation Limited Tax Bonds, Series 2022A,
6.750%, 12/01/52
12/29 at 103.00 N/R   4,934,400
2,290 Salisbury Heights Metropolitan District, Douglas County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Series 2017A, 5.500%, 12/01/47
5/23 at 103.00 N/R   2,234,422
509 Salisbury Heights Metropolitan District, Douglas County, Colorado,
Limited tax General Obligation Bonds, Subordinate Series 2017B,
7.750%, 12/15/47
4/23 at 103.00 N/R   486,268
Settler's Crossing Metropolitan District 1, Lakewood,
Colorado, Limited Tax General Obligation Bonds, Series
2020A:
1,280 5.000%, 12/01/40, 144A 9/25 at 103.00 N/R   1,176,691
3,125 5.125%, 12/01/50, 144A 9/25 at 103.00 N/R   2,757,719
2,900 Severance Shores Metropolitan District 4, Weld County, Colorado,
Limited Tax General Obligation Bonds, Series 2020A, 5.000%,
12/01/49
3/25 at 103.00 N/R   2,689,895
804 Severance Shores Metropolitan District 4, Weld County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2020B,
8.250%, 12/15/49
3/25 at 103.00 N/R   750,333
Siena Lake Metropolitan District, Gypsum, Colorado,
General Obligation Limited Tax Bonds, Series 2021:
4,815 3.750%, 12/01/41 9/26 at 103.00 N/R   3,679,190
10,575 4.000%, 12/01/51 9/26 at 103.00 N/R   7,800,543
1,025 Silver Leaf Metropolitan District, Jefferson County, Colorado, General
Obligation Limited Tax Bonds, Series 2021A-3, 5.250%, 12/01/50
6/26 at 103.00 N/R   872,070
1,765 Silver Peaks Metropolitan District No. 2, In the Town of Lochbuie, Weld
County, Colorado, Limited Tax General Obligation Subordinate
Bonds, Series 2018B, 7.250%, 12/15/47
12/23 at 103.00 N/R   1,640,956
4,000 Sky Ranch Community Authority Board (Arapahoe County, Colorado),
Limited Tax Supported District No. 3 Senior Bonds (Tax-Exempt Fixed
Rate), Series 2022A and Subordinate Bonds (Tax-Exempt Fixed Rate),
Series 2022B(3), 5.750%, 12/01/52, 144A
9/27 at 103.00 N/R   3,751,600
2,000 Sky Ranch Community Authority Board, Arapahoe County, Colorado,
Limited Tax Supported District 1 Revenue Bonds, Senior Series
2019A, 5.000%, 12/01/49
12/24 at 102.00 N/R   1,934,100
1,820 South Aurora Regional Improvement Authority, Aurora, Colorado,
Special Revenue Bonds, Series 2018, 6.250%, 12/01/57
12/23 at 103.00 N/R   1,726,124
7,500 South Maryland Creek Ranch Metropolitan District, Summitt County,
Colorado, Limited Tax General Obligation Bonds, Limited Tax
Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47
12/23 at 103.00 N/R   7,328,250
1,950 South Maryland Creek Ranch Metropolitan District, Summitt County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2018B, 8.000%, 12/15/47
12/23 at 103.00 N/R   1,814,280

67
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 1,000 South Timnath Metropolitan District No. 1,  In the Town of Timnath,
Larimer County, Colorado, Limited Tax General Obligation Bonds,
Series 2019A, 5.500%, 12/01/48
6/24 at 103.00 N/R   $ 927,470
2,208 South Timnath Metropolitan District No. 1,  In the Town of Timnath,
Larimer County, Colorado, Subordinate Limited Tax General
Obligation Bonds, Series 2019B, 8.000%, 12/15/48
6/24 at 103.00 N/R   2,066,622
SouthGlenn Metropolitan District, Colorado, Special
Revenue Bonds, Refunding Series 2016:
810 5.000%, 12/01/36 5/23 at 102.00 N/R   791,913
1,220 5.000%, 12/01/46 5/23 at 102.00 N/R   1,139,724
6,055 Southwest Timnath Metropolitan District 4, Timnath, Larimer County,
Colorado, Limited Tax General Obligation Bonds, Series 2017A,
5.375%, 12/01/47
5/23 at 103.00 N/R   5,863,904
1,105 Southwest Timnath Metropolitan District 4, Timnath, Larimer County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2017B, 7.750%, 12/15/47
5/23 at 103.00 N/R   1,057,220
1,355 Spring Valley Metropolitan District 3, Elbert County, Colorado, Limited
Tax General Obligation Bonds, Convertible to Unlimited Tax Series
2020A, 5.000%, 12/01/49
3/25 at 103.00 N/R   1,230,841
Spring Valley Metropolitan District 4, Elbert County,
Colorado, Limited Tax General Obligation Bonds,
Convertible to Unlimited Tax Series 2020A:
1,910 5.000%, 12/01/40 9/25 at 103.00 N/R   1,740,411
2,270 5.125%, 12/01/50 9/25 at 103.00 N/R   1,954,266
St. Vrain Lakes Metropolitan District No. 2, Weld County,
Colorado, Limited Tax General Obligation Bonds, Series
2017A:
1,500 5.000%, 12/01/37 5/23 at 103.00 N/R   1,467,825
9,100 5.125%, 12/01/47 5/23 at 103.00 N/R   8,571,199
1,084 St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado,
Limited Tax General Obligation Bonds, Series 2017B, 7.625%,
12/15/47
5/23 at 103.00 N/R   1,073,778
2,520 STC Metropolitan District 2, Superior, Boulder County, Colorado,
Limited Tax General Obligation and Special Revenue Bonds,
Refunding & improvement Series 2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   2,273,116
16,000 Sterling Ranch Community Authority Board, Douglas County, Colorado,
Limited Tax Supported and Special Revenue Bonds, Special District 3,
Series 2022, 6.750%, 12/01/53
12/27 at 103.00 N/R   16,197,920
5,000 Sterling Ranch Metropolitan District 1, El Paso County, Colorado,
General Obligation Limited Tax Bonds, Series 2020, 5.125%,
12/01/50
12/25 at 103.00 N/R   4,461,850
11,750 Sterling Ranch Metropolitan District 2, El Paso County, Colorado,
General Obligation Bonds, Limited Tax Convertible Capital
Appreciation Series 22, 5.750%, 12/01/51
6/30 at 102.00 N/R   11,348,738
2,270 Stone Creek Metropolitan District, In Douglas County Colorado,
General Obligation Limited Tax Bonds, Series 2018A, 5.625%,
12/01/47
12/23 at 103.00 N/R   2,221,036
595 Stone Creek Metropolitan District, In Douglas County, Colorado,
Subordinate General Obligation Limited Tax Bonds, Series 2018B,
7.875%, 12/15/47
12/23 at 103.00 N/R   561,900
7,500 Stone Ridge Metropolitan District 2, Colorado, General Obligation
Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%,
12/01/31 (4)
5/23 at 100.00 N/R   1,200,000

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
68
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 6,228 Tallman Gulch Metropolitan District,  Douglas County, Colorado,
Limited Tax General Obligation Refunding and Improvement
Bonds,Subordinate Limited Tax General Obligation Bonds, Series
2018A, 5.250%, 12/01/47
5/23 at 103.00 N/R   $ 6,018,864
1,360 Tallman Gulch Metropolitan District,  Douglas County, Colorado,
Limited Tax General Obligation Refunding and Improvement
Bonds,Subordinate Limited Tax General Obligation Bonds, Series
2018B, 8.000%, 12/15/47
5/23 at 103.00 N/R   1,273,110
900 Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General
Obligation Bonds, Limited Tax Convertible to Unlimited Tax,
Refunding & Improvement Series 2013, 5.125%, 11/01/38, (Pre-
refunded 12/01/23), 144A
12/23 at 100.00 N/R  (7) 912,987
Talon Pointe Metropolitan District, Adams County,
Colorado, Limited Tax General Obligation Bonds,
Convertible to Unlimited Tax Refunding & Improvement
Series 2019A:
1,755 5.250%, 12/01/39 12/25 at 103.00 N/R   1,502,736
5,540 5.250%, 12/01/51 12/25 at 103.00 N/R   4,314,663
887 The Village at Dry Creek Metropolitan District No. 2, In the City of
Thornton, Adams County, Colorado, Limited Tax General Obligation
and Special Revenue Bonds, Series 2019, 4.375%, 12/01/44
9/24 at 103.00 N/R   742,756
1,275 Third Creek Metropolitan District 1, Commerce City, Colorado, Limited
Tax General Obligation Bonds, Series 2022A-1, 4.750%, 12/01/51,
144A
3/27 at 103.00 N/R   979,366
1,730 Timberleaf Metropolitan District, Adams County, Colorado, General
Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series
2020A, 5.750%, 12/01/50
6/25 at 103.00 N/R   1,674,536
Timnath Ranch Metropolitan District 4, Larimer County,
Colorado, Limited Tax General Obligation Bonds,
Refunding & Improvement Series 2018A:
1,500 5.250%, 12/01/37 12/23 at 103.00 N/R   1,482,975
2,850 5.375%, 12/01/47 12/23 at 103.00 N/R   2,705,277
953 Timnath Ranch Metropolitan District 4, Larimer County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2018B,
7.750%, 12/15/47
12/23 at 103.00 N/R   898,984
Trails at Crowfoot Metropolitan District 3, Parker,
Colorado, Limited Tax General Obligation Bonds, Series
2019A:
1,020 5.000%, 12/01/39 9/24 at 103.00 N/R   975,467
3,380 5.000%, 12/01/49 9/24 at 103.00 N/R   3,061,705
3,400 Transport Metropolitan District 3, In the City of Aurora, Adams County,
Colorado, General Obligation Limited Bonds, Convertible Capital
Appreciation Series 2021A-2, 0.000%, 12/01/51 (6)
3/26 at 103.00 N/R   2,541,398
Transport Metropolitan District 3, In the City of Aurora,
Adams County, Colorado, General Obligation Limited
Bonds, Series 2021A-1:
700 5.000%, 12/01/41 3/26 at 103.00 N/R   626,332
16,485 5.000%, 12/01/51 3/26 at 103.00 N/R   13,233,499
8,730 Tree Farm Metropolitan District, Eagle County, Colorado, General
Obligation Limited Tax Bonds, Series 2021, 4.750%, 12/01/50, 144A
12/26 at 103.00 N/R   7,452,714
1,600 Two Bridges Metropolitan District, Douglas County, Colorado, General
Obligation Limited Tax Bonds, Series 2018A, 5.625%, 8/01/48
12/23 at 103.00 N/R   1,568,176
9,500 Valagua Metropolitan District, Eagle County, Colorado, General
Obligation Limited Tax Bonds, Series 2008, 0.775%, 12/01/37 (4)
5/23 at 100.00 N/R   1,900,000

69
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Velocity Metropolitan District 3, In the City of Aurora,
Colorado, Limited Tax General Obligation Bonds, Series
2019:
$ 5,870 5.375%, 12/01/39 12/23 at 103.00 N/R   $ 5,836,071
38,055 5.500%, 12/01/48 12/23 at 103.00 N/R   36,882,526
5,000 Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited
Tax General Obligation Bonds, Convertible Capital Appreciation
Series 2020A-2, 0.000%, 12/01/50 (6)
12/23 at 81.31 N/R   3,377,400
8,000 Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited
Tax General Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50
12/23 at 103.00 N/R   7,348,560
3,570 Verve Metropolitan District 1, Jefferson County and the City and County
of Broomfield, Colorado, General Obligation Bonds, Improvement
Limited Tax Series 2023, 6.750%, 12/01/52
3/26 at 103.00 N/R   3,280,330
2,000 Verve Metropolitan District 1, Jefferson County and the City and County
of Broomfield, Colorado, General Obligation Bonds, Refunding and
Improvement Limited Tax Series 2021, 5.000%, 12/01/51
3/26 at 103.00 N/R   1,752,460
1,400 Village at Southgate Metropolitan District, Adams County, Colorado,
Limited Tax General Obligation Bonds, Series 2018A, 5.625%,
12/01/48, 144A
12/23 at 103.00 N/R   1,361,010
737 Village at Southgate Metropolitan District, Adams County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2018B,
7.750%, 12/15/40, 144A
12/23 at 103.00 N/R   695,087
3,825 Village East Community Metropolitan District, Frederick, Weld County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A,
5.250%, 12/01/50
9/25 at 103.00 N/R   3,454,013
586 Village East Community Metropolitan District, Frederick, Weld County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2020B, 8.125%, 12/15/50
9/25 at 103.00 N/R   543,562
1,630 Village East Metropolitan District 3, Weld County, Colorado, General
Obligation Limited Tax Bonds, Series 2017A, 5.000%, 12/01/46
5/23 at 103.00 N/R   1,518,671
245 Village East Metropolitan District 3, Weld County, Colorado, General
Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%,
12/15/46
4/23 at 103.00 N/R   229,866
1,750 Village Metropolitan District In the Town of Avon, Eagle County,
Colorado, Special Revenue and Limited Property Tax Bonds,
Refunding & Improvement Series 2020, 5.000%, 12/01/49
12/25 at 103.00 N/R   1,630,528
12,435 Villages at Johnstown Metropolitan District 7, Johnstown, Colorado,
Limited Tax General Obligation Bonds, Series 2022A(3), 6.250%,
12/01/52
6/27 at 103.00 N/R   12,497,672
1,020 Villages of Johnstown Metropolitan District No. 3, Town of Johnstown,
Colorado, Limited Tax General Obligation Bonds, Series 2020A and
Subordinate Limited Tax General Obligation Bonds, Series 2020B,
5.000%, 12/01/50
12/25 at 103.00 N/R   886,411
1,743 Villas Metropolitan District, Douglas County, Colorado, Limited Tax
General Obligation Bonds, Convertible to Unlimited Tax Series
2018A, 5.125%, 12/01/48
12/23 at 103.00 N/R   1,617,365
690 Villas Metropolitan District, Douglas County, Colorado, Limited Tax
General Obligation Bonds, Subordinae Lien Series 2018B, 7.750%,
12/15/48
12/23 at 103.00 N/R   640,837
4,145 Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County,
Colorado, Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   3,749,401

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
70
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 600 Ward TOD Metropolitan District 1, Wheat Ridge, Jefferson County,
Colorado, Limited Tax General Obligation Bonds, Subordinate
Limited Tax Series 2019B, 7.750%, 12/15/49
12/24 at 103.00 N/R   $ 555,006
2,295 Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax
General Obligation Bonds, Refunding Senior Series 2022A, 5.250%,
12/01/52
12/27 at 103.00 N/R   2,101,991
10,950 Waterfront at Foster Lake Metropolitan District 2, Weld County,
Colorado, Special Revenue Bonds, Series 2022, 4.625%, 12/01/28
No Opt. Call N/R   10,088,344
2,500 Waterview II Metropolitan District, El Paso County, Colorado, Limited
Tax General Obligation Bonds, Series 2022A, 5.000%, 12/01/51
3/27 at 103.00 N/R   2,162,650
West Globeville Metropolitan District 1, Denver,
Colorado, General Obligation Limited Tax Bonds, Series
2022:
2,200 6.250%, 12/01/32 12/29 at 103.00 N/R   2,134,726
21,650 6.750%, 12/01/52 12/29 at 103.00 N/R   20,309,649
1,300 Westcreek Metropolitan District 2, Douglas County, Colorado, Limited
Tax General Obligation Bonds, Series 2019A, 5.375%, 12/01/48
6/24 at 103.00 N/R   1,230,788
1,000 Westerly Metropolitan District 4, Weld County, Colorado, General
Obligation Limited Tax Bonds, Convertible Capital Appreciation
Bonds, Series 2021A-2, 5.750%, 12/01/50
3/26 at 99.11 N/R   668,250
Westerly Metropolitan District 4, Weld County, Colorado,
General Obligation Limited Tax Bonds, Series 2021A-1:
750 5.000%, 12/01/40 3/26 at 103.00 N/R   692,835
1,000 5.000%, 12/01/50 3/26 at 103.00 N/R   868,680
5,355 Westgate Metropolitan District, Colorado Springs, El Paso County,
Colorado, General Obligation Limited Tax Bonds, Series 2022,
5.125%, 12/01/51
3/27 at 103.00 N/R   4,572,206
1,960 Westview Metropolitan District, Weld County, Colorado, General
Obligation Limited Tax Bonds, Series 2019A, 5.125%, 12/01/49
6/24 at 103.00 N/R   1,803,808
313 Westview Metropolitan District, Weld County, Colorado, General
Obligation Limited Tax Bonds, Subordinate Series 2019B, 7.750%,
12/15/49
6/24 at 103.00 N/R   290,455
4,600 Westwood Metropolitan District, Thornton, Adams County, Colorado,
Limited Tax General Obligation Bonds, Senior Series 2021A, 4.000%,
12/01/51, 144A
9/26 at 103.00 N/R   3,365,498
2,780 White Buffalo Metropolitan District 3, Adams County, Colorado, Limited
Tax General Obligation bonds, Convertible to Unlimited Tax Bonds,
Series 2020, 5.500%, 12/01/50
6/25 at 103.00 N/R   2,575,309
595 Wild Plum Metropolitan District, Columbine Valley, Arapahoe County,
Colorado, Limited Tax General Obligation Bonds, Series 2019A,
5.000%, 12/01/49, (Pre-refunded 12/01/24)
12/24 at 103.00 N/R  (7) 630,664
6,500 Wildwing Metropolitan District 5, Colorado, Limited Tax General
Obligation Bonds, Refunding & Improvement Series 2018A, 5.375%,
12/01/48
12/23 at 103.00 N/R   6,208,020
1,707 Wildwing Metropolitan District 5, Colorado, Limited Tax General
Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/48
12/23 at 103.00 N/R   1,605,451
756 Willow Bend Metropolitan District, City of Thornton, Adams County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2019B, 7.625%, 12/15/49
9/24 at 103.00 N/R   690,659
3,700 Willow Springs Ranch Metropolitan District, Monument, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   3,348,611

71
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 650 Willow Springs Ranch Metropolitan District, Monument, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2019B, 7.750%, 12/15/49
12/24 at 103.00 N/R   $ 594,295
21,610 Windler Public Improvement Authority, Aurora, Colorado, Limited Tax
Supported Revenue Bonds, Convertible Capital Appreciation Series
2021A-2, 0.000%, 12/01/51, 144A (6)
9/26 at 97.28 N/R   11,481,177
Windler Public Improvement Authority, Aurora,
Colorado, Limited Tax Supported Revenue Bonds, Series
2021A-1:
3,785 4.000%, 12/01/41, 144A 9/26 at 103.00 N/R   2,833,829
49,660 4.125%, 12/01/51, 144A 9/26 at 103.00 N/R   34,243,550
3,265 Windshire Park Metropolitan District 2, Windsor, Weld County,
Colorado, Limited Tax General Obligation Bonds, Refunding &
Improvement Series 2017A, 6.500%, 12/01/47
12/27 at 103.00 N/R   3,290,728
1,635 Windshire Park Metropolitan District 2, Windsor, Weld County,
Colorado, Limited Tax General Obligation Bonds, Subordinate Series
2017B, 7.750%, 12/15/47
12/27 at 103.00 N/R   1,543,947
Windsor Highlands Metropolitan District 9, Windsor,
Larimer County, Colorado, Limited Tax Supported
Revenue Bonds, Series 2019:
3,300 5.000%, 12/01/39 9/24 at 103.00 N/R   3,156,978
9,315 5.000%, 12/01/49 9/24 at 103.00 N/R   8,402,037
1,185 Winsome Metropolitan District No. 3, El Paso County, Colorado,
General Obligation Limited Tax Bonds, Series 2021A, 5.125%,
12/01/50, 144A
9/26 at 103.00 N/R   978,798
1,500 Woodmen Heights Metropolitan District 2, El Paso County, Colorado,
General Obligation Limited Tax Bonds, Refunding Subordinate Series
2020B-2, 7.500%, 12/15/40
12/25 at 103.00 N/R   1,383,285
2,200 Yarrow Gardens Metropolitan District, In the City of Wheat Ridge,
Jefferson County, Colorado, General Obligation Limited Tax
Convertible to Unlimited Tax Bonds, Series 2018A, 5.875%, 12/01/48
12/23 at 103.00 N/R   2,176,658
292 Yarrow Gardens Metropolitan District, In the City of Wheat Ridge,
Jefferson County, Colorado, General Obligation Subordinate General
Obligation Limited Tax Bonds, Series 2018B, 8.125%, 12/15/48, 144A
12/23 at 103.00 N/R   273,490
Total Colorado 1,883,083,635
Connecticut - 0.1%
5,335 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45
6/26 at 100.00 AA-   5,460,159
3,500 Great Pond Improvement District, Connecticut, Special Obligation
Revenue Bonds, Great Pond Phase 1 Project, Series 2019, 4.750%,
10/01/48, 144A
10/26 at 102.00 N/R   3,120,425
4,379 Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority
Distribution Payment Public Improvement Bonds, Series 2015A,
6.750%, 2/01/45, 144A
5/23 at 100.00 B-   4,383,958
Total Connecticut 12,964,542
Delaware - 0.1%
Delaware Economic Development Authority, Revenue
Bonds, Odyssey Charter School Inc. Project, Series
2015A:
4,890 6.750%, 9/01/35, 144A 3/25 at 100.00 N/R   5,039,096
7,500 7.000%, 9/01/45, 144A 3/25 at 100.00 N/R   7,728,000
6,129 Millsboro, Delaware, Special Obligation Bonds, Plantation Lakes Special
Development District, Series 2018, 5.250%, 7/01/48, 144A
7/28 at 100.00 N/R   5,888,682

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
72
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Delaware (continued)
$ 1,320 Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds,
Lincoln Towers Associates, LLC Project, Series 2011A and Series
2011B, 8.250%, 7/15/48
5/23 at 100.00 N/R   $ 1,321,016
Total Delaware 19,976,794
District of Columbia - 2.1%
341,045 District of Columbia Tobacco Settlement Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46
5/23 at 24.10 N/R   78,208,439
District of Columbia, Hospital Revenue Bonds, Children's
Hospital Obligated Group, Refunding Series 2015:
5,000 5.000%, 7/15/40, (UB) (5) 1/26 at 100.00 A1   5,096,150
10,000 5.000%, 7/15/44, (UB) (5) 1/26 at 100.00 A1   10,137,900
20,000 District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc.,
Series 2019A, 5.250%, 5/15/55, 144A
5/30 at 100.00 N/R   16,668,600
430 District of Columbia, Revenue Bonds, Saint Paul on Fouth Street, Inc.,
Taxable Series 2019B, 7.000%, 5/15/24, 144A
No Opt. Call N/R   423,288
2,000 District of Columbia, Tax Increment Revenue Bonds, Union Market
Infrastructure Project, Series 2021A, 4.250%, 6/01/46, 144A
6/28 at 100.00 N/R   1,264,340
District of Columbia, Washington, D.C., Revenue Bonds,
Ingleside at Rock Creek Project, Series 2017A:
580 5.000%, 7/01/32 7/24 at 103.00 N/R   568,609
800 5.000%, 7/01/37 7/24 at 103.00 N/R   751,752
3,100 5.000%, 7/01/52 7/24 at 103.00 N/R   2,618,632
5,000 Metropolitan Washington Airports Authority, District of Columbia,
Airport System Revenue Bonds, Tender Option Bond Trust Series
2018-XF0694, 5.000%, 10/01/48, (AMT), (UB) (5)
10/28 at 100.00 AA-   5,156,750
90,205 Metropolitan Washington Airports Authority, District of Columbia,
Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior
Lien Series 2010A, 0.000%, 10/01/37 - BAM Insured, (UB) (5)
No Opt. Call AA   47,954,782
Metropolitan Washington Airports Authority, District
of Columbia, Dulles Toll Road Revenue Bonds, Dulles
Metrorail & Capital improvement Projects, Refunding &
Subordinate Lien Series 2019B:
53,245 4.000%, 10/01/44, (UB) (5) 10/29 at 100.00 Baa2   50,772,302
1,010 4.000%, 10/01/44 (5) 10/29 at 100.00 Baa2   963,096
53,165 4.000%, 10/01/49, (UB) (5) 10/29 at 100.00 Baa2   49,153,169
44,865 4.000%, 10/01/53, (UB) (5) 10/29 at 100.00 Baa2   40,802,474
7,500 4.000%, 10/01/53 - AGM Insured, (UB) (5) 10/29 at 100.00 A1   7,123,350
34,760 Metropolitan Washington Airports Authority, District of Columbia,
Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital
Improvement Projects, Refunding Second Senior Lien Series 2022A,
4.000%, 10/01/52 - AGM Insured, (UB) (5)
10/31 at 100.00 A1   33,112,376
Metropolitan Washington Airports Authority, District
of Columbia, Dulles Toll Road Revenue Bonds, Dulles
Metrorail & Capital improvement Projects, Second
Senior Lien Series 2009B:
2,450 0.000%, 10/01/27 - AGC Insured No Opt. Call A2   2,133,607
2,055 0.000%, 10/01/36 - AGC Insured No Opt. Call A2   1,225,561
7,000 Metropolitan Washington Airports Authority, District of Columbia,
Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital
Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
10/28 at 100.00 Baa1   7,942,060
17,835 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2021A, 4.000%, 10/01/51, (AMT),
(UB) (5)
10/31 at 100.00 AA-   16,809,844

73
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
District of Columbia (continued)
$ 10,000 Washington Metropolitan Area Transit Authority, Virginia, Dedicated
Revenue Bonds, Green Series 2023A, 4.125%, 7/15/47, (UB) (5)
7/33 at 100.00 AA   $ 9,938,200
Total District of Columbia 388,825,281
Florida - 17.0%
1,495 A.H. at Turnpike South Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, Phase 1 Project, Series
2015, 6.250%, 11/01/46
11/39 at 100.00 N/R   1,561,677
32,215 Alachua County Health Facilities Authority, Florida, Health Facilities
Revenue Bonds, Terraces at Bonita Springs Project, Refunding Series
2022A, 5.000%, 11/15/61, 144A
11/29 at 103.00 N/R   21,582,761
2,125 Alachua County Health Facilities Authority, Florida, Health Facilities
Revenue Bonds, Terraces at Bonita Springs Project, Taxable Refunding
Series 2022B, 6.500%, 11/15/33, 144A
No Opt. Call N/R   1,882,219
4,920 Alachua County Health Facilities Authority, Florida, Health Facilties
Revenue Bonds, Shands Teaching Hospital & Clinics, Inc. at the
University of Florida Project, Series 2019A, 4.000%, 12/01/49 (5)
12/29 at 100.00 A3   4,486,696
1,250 Alachua County Health Facilities Authority, Florida, Health Facilties
Revenue Bonds, Shands Teaching Hospital & Clinics, Inc. at the
University of Florida Project, Series 2019A, 4.000%, 12/01/49, (UB) (5)
12/29 at 100.00 A3   1,139,912
Amelia Walk Community Development District, Florida,
Special Assessment Bonds, Area 3-B Series 2018A:
2,460 5.250%, 11/01/39, 144A 11/29 at 100.00 N/R   2,466,839
4,115 5.375%, 11/01/49, 144A 11/29 at 100.00 N/R   4,039,119
2,000 Arbors Community Development District, Florida, Revenue Bonds,
Capital Improvement 2023 Project Area Series 2023, 5.625%,
5/01/53, 144A
5/33 at 100.00 N/R   2,024,440
1,570 Arborwood Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2018A-2, 5.000%, 5/01/36
5/28 at 100.00 N/R   1,570,911
Armstrong Community Development District, Clay
County, Florida, Special Assessment Revenue Bonds,
Series 2017A:
415 5.000%, 11/01/34, 144A 11/27 at 100.00 N/R   415,162
1,000 5.125%, 11/01/48, 144A 11/27 at 100.00 N/R   950,110
1,960 Avalon Groves Community Development District, Florida, Special
Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48
5/31 at 100.00 N/R   2,025,582
3,000 Ave Maria Stewardship Community District, Florida, Capital
Improvement Revenue Bonds, Ave Maria National Project, Series
2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   2,388,240
3,060 Ave Maria Stewardship Community District, Florida, Capital
Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series
2016, 5.250%, 5/01/47
5/26 at 100.00 N/R   3,066,671
Ave Maria Stewardship Community District, Florida,
Capital Improvement Revenue Bonds, Maple Ridge
Phase 3 Project, Series 2018:
1,145 5.300%, 5/01/39 5/29 at 100.00 N/R   1,160,308
1,940 5.375%, 5/01/49 5/29 at 100.00 N/R   1,915,110
Ave Maria Stewardship Community District, Florida,
Capital Improvement Revenue Bonds, Maple Ridge
Phase 4 Project, Series 2020:
910 4.300%, 5/01/42, 144A 5/30 at 100.00 N/R   812,066
1,655 4.450%, 5/01/52, 144A 5/30 at 100.00 N/R   1,419,411

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
74
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 3,925 Ave Maria Stewardship Community District, Florida, Capital
Improvement Revenue Bonds, Phase 3 Master Improvements Project,
Series 2021, 4.000%, 5/01/52, 144A
5/32 at 100.00 N/R   $ 3,099,886
Avenir Community Development District, Palm Beach
Gardens, Florida, Special Assessment Bonds, Area 3 -
Master Infrastructure Project, Series 2023:
4,515 5.375%, 5/01/43 5/33 at 100.00 N/R   4,356,298
9,560 5.625%, 5/01/54 5/33 at 100.00 N/R   9,229,224
3,485 Aventura Isles Community Development District, Miami-Dade County,
Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43
11/24 at 100.00 N/R   3,532,884
1,675 Babcock Ranch Community Independent Special District, Charlotte
County, Florida, Special Assessment Bonds, 2018 Project Series 2018,
5.000%, 11/01/48, 144A
11/28 at 100.00 N/R   1,594,231
1,125 Babcock Ranch Community Independent Special District, Charlotte
County, Florida, Special Assessment Bonds, 2021 Project Series 2021,
4.000%, 5/01/52, 144A
5/31 at 100.00 N/R   877,039
16,000 Babcock Ranch Community Independent Special District, Charlotte
County, Florida, Special Assessment Bonds, 2022 Project Series 2022,
5.000%, 5/01/53
5/32 at 100.00 N/R   14,930,880
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, Assessment Area 2B, Series 2018:
570 5.000%, 11/01/39, 144A 11/29 at 100.00 N/R   568,472
935 5.000%, 11/01/49, 144A 11/29 at 100.00 N/R   889,148
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, Assessment Area 3A, Series 2018:
2,250 5.000%, 11/01/39, 144A 11/29 at 100.00 N/R   2,242,913
5,470 5.125%, 11/01/49, 144A 11/29 at 100.00 N/R   5,230,961
1,460 5.125%, 11/01/51, 144A 11/29 at 100.00 N/R   1,391,263
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, Assessment Area 4, Series 2018:
480 5.000%, 11/01/39, 144A 11/29 at 100.00 N/R   478,613
1,560 5.125%, 11/01/49, 144A 11/29 at 100.00 N/R   1,493,949
2,575 Babcock Ranch Community Independent Special District, Charlotte
County, Florida, Special Assessment Bonds, Series 2015, 5.250%,
11/01/46
11/25 at 100.00 N/R   2,551,130
1,985 Ballentrae Hillsborough Community Development District,
Hillsborough County, Florida, Special Assessment Bonds, Series
2014, 5.500%, 11/01/44
11/25 at 100.00 N/R   1,990,320
1,825 Balm Grove Community Development District, Florida, Special
Assessment Bonds, 2022 Project, Series 2022, 4.125%, 11/01/51
11/32 at 100.00 N/R   1,449,981
4,375 Bannon Lakes Community Development District, Saint Johns County,
Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%,
11/01/48
11/28 at 100.00 N/R   4,099,506
2,000 Banyan Cay Community Development District, West Palm Beach,
Florida, Special Assessment Bonds, 2020-1, 4.000%, 11/01/51
11/30 at 100.00 N/R   1,554,700
920 Bartram Park Community Development District, Florida, Special
Assessment Bonds, Refunding Subordinate Lien Series 2015A-2,
5.000%, 5/01/35
5/25 at 100.00 N/R   921,960
Bay County, Florida, Educational Facilities Revenue
Refunding Bonds, Bay Haven Charter Academy, Inc.
Project, Series 2013A:
2,710 5.000%, 9/01/43 9/23 at 100.00 BBB   2,718,347

75
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,230 5.000%, 9/01/45 9/23 at 100.00 BBB   $ 1,233,518
4,050 5.000%, 9/01/48 9/23 at 100.00 BBB   4,060,368
Beach Road Golf Estates Community Development
District, Bonita Springs, Florida, Special Assessment
Bonds Series 2015:
80 5.000%, 11/01/36 11/25 at 100.00 N/R   80,073
8,380 5.000%, 11/01/46 11/25 at 100.00 N/R   7,967,788
55 Beacon Lakes Community Development District, Florida, Special
Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38
5/23 at 100.00 N/R   55,041
1,775 Beaumont Communit Development District 1, City of Wildwood,
Florida, Special Assessment Bonds, Series 2019 A-1, 5.500%,
11/01/39, 144A
11/29 at 100.00 N/R   1,802,122
1,870 Beaumont Communit Development District 2, City of Wildwood,
Florida, Special Assessment Bonds, Series 2019, 6.375%, 11/01/49,
144A
11/31 at 100.00 N/R   1,906,502
2,985 Bellagio Community Development District, Hialeah, Florida, Special
Assessment Bonds, Series 2013, 6.500%, 11/01/43
11/28 at 100.00 BBB   3,305,559
150 Belmond Reserve Community Development District, Hillsborough
County, Florida, Special Assessment Revenue Bonds, Area 2 Series
2023, 5.500%, 11/01/52
11/33 at 100.00 N/R   149,775
1,000 Belmont Community Development District, Florida, Capital
Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%,
11/01/43
11/33 at 100.00 N/R   1,074,810
Belmont Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2016A:
720 5.375%, 11/01/36 11/27 at 100.00 N/R   728,337
1,045 5.500%, 11/01/46 11/27 at 100.00 N/R   1,047,111
3,150 Bexley Community Development District, Pasco County, Florida, Special
Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47
5/26 at 100.00 N/R   2,901,780
3,000 Black Creek Community Development District, Miami-Dade County,
Florida, Special Assessment Bonds, Project 2020 Series 2022, 5.625%,
6/15/52
6/32 at 100.00 N/R   3,003,960
1,365 Boggy Branch Community Development District, Jacksonville, Florida,
Special Assessment Revenue Bonds, Phase 1 Series 2021, 4.000%,
5/01/51
5/31 at 100.00 N/R   1,063,308
27,135 Boggy Creek Improvement District, Orlando, Florida, Special
Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43
5/23 at 100.00 N/R   27,139,342
Boyette Park Community Development District, Florida,
Special Assessment Bonds, Series 2018:
1,785 5.000%, 5/01/38, 144A 5/28 at 100.00 N/R   1,773,184
2,975 5.125%, 5/01/48, 144A 5/28 at 100.00 N/R   2,831,694
1,985 Boynton Village Community Development District, Florida, Special
Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37
5/23 at 100.00 N/R   1,985,675
3,510 Brevard County Health Facilities Authority, Florida, Hospital Revenue
Bonds, Health First Obligated Group, Series 2022A, 4.000%, 4/01/52,
(UB) (5)
4/32 at 100.00 A   3,260,720
Brookstone Community Development District, Manatee
County, Florida, Special Assessment Revenue Bonds,
Assessment Area Two Series 2022:
1,000 5.500%, 5/01/42, 144A 5/32 at 100.00 N/R   1,001,430
1,910 5.625%, 5/01/52, 144A 5/32 at 100.00 N/R   1,896,649
18,380 Broward County, Florida, Airport System Revenue Bonds, Series 2019A,
4.000%, 10/01/44, (AMT), (UB) (5)
10/29 at 100.00 N/R   17,551,246

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
76
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 15,000 Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B,
4.000%, 9/01/49, (AMT), (UB) (5)
9/29 at 100.00 A   $ 13,856,850
Broward County, Florida, Tourist Development Tax
Revenue Bonds, Convention Center Expansion Project,
Series 2021:
18,590 4.000%, 9/01/51 - BAM Insured, (UB) (5) 9/31 at 100.00 Aa3   17,763,117
5,000 4.000%, 9/01/51, (UB) (5) 9/31 at 100.00 Aa3   4,738,200
2,000 Buckhead Trails Community Development District, Manatee County
Florida, Special Assessment Bonds, 2022 Project Series 2022, 5.750%,
5/01/52, 144A
5/37 at 100.00 N/R   1,969,340
Bullfrog Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Series 2017:
1,315 5.125%, 11/01/38 11/27 at 100.00 N/R   1,316,052
1,910 5.250%, 11/01/47 11/27 at 100.00 N/R   1,853,139
6,830 Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue
Bonds, Gulf Care Inc. Project, Series 2015, 5.875%, 7/01/40, 144A
7/25 at 100.00 N/R   4,784,210
2,000 Capital Trust Agency, Florida, Educational Facilities Lease Revenue
Bonds, South Tech Schools Project, Series 2020A, 5.000%, 6/15/55,
144A
6/27 at 100.00 N/R   1,696,200
520 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Imagine School at North Manatee, Series 2021C, 5.000%, 6/01/56,
144A
6/31 at 100.00 N/R   437,044
4,000 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Legends Academy, Series 2021A, 5.000%, 12/01/56, 144A
12/28 at 100.00 N/R   3,039,640
7,840 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
LLT  Academy South Bay Project, Series 2020A, 6.000%, 6/15/55,
144A
6/25 at 105.00 N/R   7,330,870
370 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
LLT  Academy South Bay Project, Taxable Series 2020B, 7.000%,
6/15/25, 144A
No Opt. Call N/R   361,253
3,625 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Pepin Academies Inc., Series 2020A, 5.750%, 7/01/55
7/26 at 104.00 N/R   3,272,940
Capital Trust Agency, Florida, Educational Facilities
Revenue Bonds, Pineapple Cove Classical Academy,
Series 2019A:
750 5.125%, 7/01/39, 144A 1/29 at 100.00 N/R   719,205
10,455 5.250%, 7/01/49, 144A 1/29 at 100.00 N/R   9,710,186
1,000 5.375%, 7/01/54, 144A 1/29 at 100.00 N/R   934,810
Capital Trust Agency, Florida, Educational Facilities
Revenue Bonds, The Florida Charter Educational
Foundation, Inc. Projects, Series 2018A:
1,000 5.375%, 6/15/38, 144A 6/28 at 100.00 N/R   971,110
1,970 5.375%, 6/15/48, 144A 6/28 at 100.00 N/R   1,808,480
2,290 Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds,
Coral Gardens Apartments Project, Series 2018A, 4.850%, 1/01/54
5/23 at 105.00 CCC   1,605,977
Capital Trust Agency, Florida, Revenue Bonds, Babcock
Neighborhood School Inc, Series 2018:
730 6.100%, 8/15/38, 144A 8/28 at 100.00 N/R   737,563
4,030 6.200%, 8/15/48, 144A 8/28 at 100.00 N/R   4,045,999
3,955 6.375%, 8/15/53, 144A 8/28 at 100.00 N/R   3,992,928
3,805 Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood
School Inc, Series 2021, 4.250%, 8/15/61, 144A
8/28 at 100.00 N/R   2,748,580

77
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Capital Trust Agency, Florida, Revenue Bonds, Odyssey
Charter School Project, Series 2017A:
$ 3,490 5.375%, 7/01/37, 144A 7/27 at 100.00 Ba1   $ 3,520,572
4,820 5.500%, 7/01/47, 144A 7/27 at 100.00 Ba1   4,793,972
42,506 Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton
Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
(4)
6/28 at 100.00 N/R   5,525,738
10,470 Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter
School Project, Series 2017A, 5.250%, 6/15/47, 144A
6/27 at 100.00 N/R   9,946,709
Capital Trust Agency, Florida, Revenue Bonds,
Renaissance Charter School Project, Series 2019A:
1,000 5.000%, 6/15/39, 144A 6/26 at 100.00 N/R   933,540
5,425 5.000%, 6/15/49, 144A 6/26 at 100.00 N/R   4,744,759
1,235 Capital Trust Agency, Florida, Revenue Bonds, St. Johns Classical
Academy, Refunding Series 2021A, 4.000%, 6/15/56, 144A
6/30 at 100.00 N/R   873,614
Capital Trust Agency, Florida, Revenue Bonds,
Tallahassee Classical School Inc., Series 2021A:
4,395 4.250%, 7/01/51, 144A 7/31 at 100.00 N/R   3,092,674
4,265 4.375%, 7/01/56, 144A 7/31 at 100.00 N/R   2,984,220
5,750 Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens of Palm
Coast Project, Series 2017A, 7.000%, 10/01/49, 144A (4)
4/24 at 103.00 N/R   3,220,000
Capital Trust Agency, Florida, Revenue Bonds, Viera
Charter School Project, Series 2017A:
1,090 5.000%, 10/15/47, 144A 10/27 at 100.00 Ba1   992,510
895 5.000%, 10/15/52, 144A 10/27 at 100.00 Ba1   798,967
1,345 Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School
Project, Series 2019A, 5.000%, 10/15/54, 144A
10/27 at 100.00 Ba1   1,193,566
2,750 Capital Trust Agency, Florida, Revenue Bonds, Wonderful Foundations
Charter School Portfolio Projects, Series 2020A-1, 5.000%, 1/01/55,
144A
7/30 at 100.00 N/R   2,088,900
Capital Trust Agency, Florida, Senior Living Facilities
Revenue Bonds, Elim Senior Housing, Inc. Project, Series
2017:
1,860 5.375%, 8/01/32, 144A 8/24 at 103.00 N/R   1,555,016
2,735 5.625%, 8/01/37, 144A 8/24 at 103.00 N/R   2,153,211
11,680 5.875%, 8/01/52, 144A 8/24 at 103.00 N/R   8,309,385
Carlton Lakes Community Developement District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2015:
765 5.625%, 11/01/36 11/26 at 100.00 N/R   780,438
1,855 5.750%, 11/01/47 11/26 at 100.00 N/R   1,871,472
Carlton Lakes Community Developement District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2018:
625 5.125%, 5/01/38 5/28 at 100.00 N/R   627,019
1,235 5.250%, 5/01/49 5/28 at 100.00 N/R   1,204,001
Celebration Pointe Community Development District 1,
Alachua County, Florida, Special Assessment Revenue
Bonds, Series 2014:
3,770 5.000%, 5/01/34 5/24 at 100.00 N/R   3,777,465
9,320 5.125%, 5/01/45 5/24 at 100.00 N/R   8,841,697
Celebration Pointe Community Development District 1,
Alachua County, Florida, Special Assessment Revenue
Bonds, Series 2017:
1,470 5.000%, 5/01/32 5/27 at 100.00 N/R   1,481,995

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
78
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 6,205 5.000%, 5/01/48 5/27 at 100.00 N/R   $ 5,745,644
4,040 Celebration Pointe Community Development District 1, Alachua
County, Florida, Special Assessment Revenue Bonds, Series 2021,
4.000%, 5/01/53
5/31 at 100.00 N/R   3,043,130
965 Chaparral of Palm Bay Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area 1 Project,
Series 2020A-2, 4.000%, 5/01/31
No Opt. Call N/R   913,170
3,675 Charlotte County Industrial Development Authority, Florida, Utility
System Revenue Bonds, Town & Country Utilities Project, Series 2015,
5.500%, 10/01/36, (AMT), 144A
10/25 at 100.00 N/R   3,732,293
1,670 Cobblestone Community Development District, Florida, Special
Assessment Bonds, Area 1, Series 2022-1, 4.300%, 5/01/51
5/32 at 100.00 N/R   1,371,638
1,000 Coco Palms Community Development District, Miami-Dade County,
Florida, Special Assessment Bonds, Expansion Area Project, Series
2019, 5.000%, 6/15/49, 144A
6/29 at 100.00 N/R   931,460
2,575 Coconut Cay Community Development District, Florida, Special
Assessment Bonds, Series 2006, 5.375%, 5/01/36
5/23 at 100.00 N/R   2,576,133
Collier County Educational Facilities Authority, Florida,
Revenue Bonds, Ave Maria University, Refunding Series
2013A:
500 5.250%, 6/01/28 6/23 at 100.00 BBB-   501,155
2,130 5.625%, 6/01/33 6/23 at 100.00 BBB-   2,135,431
Collier County Industrial Development Authority, Florida,
Continuing Care Community Revenue Bonds, Arlington
of Naples Project, Series 2014A:
8,000 7.750%, 5/15/35, 144A (4) 5/24 at 100.00 N/R   4,640,000
5,000 8.000%, 5/15/37, 144A (4) 5/24 at 100.00 N/R   2,900,000
1,000 Collier County Industrial Development Authority, Florida, Continuing
Care Community Revenue Bonds, Arlington of Naples Project, Series
2015A, 6.500%, 5/15/49, 144A (4)
5/25 at 100.00 N/R   580,000
Collier County Industrial Development Authority, Florida,
Educational Facilities Revenue Bonds, Gulf Coast Charter
Academy South Project, Series 2017A:
1,360 5.000%, 12/01/37, 144A 12/27 at 100.00 N/R   1,280,317
2,205 5.000%, 12/01/47, 144A 12/27 at 100.00 N/R   1,946,045
Collier County, Florida, Educational Facilities Revenue
Bonds, Ave Maria University Inc Project, Refunding Series
2023:
3,500 5.250%, 6/01/38 , (WI/DD, Settling 4/13/23) No Opt. Call BBB-   3,578,450
5,000 5.000%, 6/01/43 , (WI/DD, Settling 4/13/23) No Opt. Call BBB-   4,816,319
2,000 Connerton East Community Development District, Pasco County,
Florida, Special Assessment Revenue Bonds, Assessment Area 1
Project, Series 2023, 5.375%, 6/15/53, 144A
6/33 at 100.00 N/R   2,000,600
1,000 Copper Creek Community Development District, Port Saint Lucie,
Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49,
144A
11/31 at 100.00 N/R   929,550
Coral Bay of Lee County Community Development
District, Florida, Capital Improvement Revenue Bonds,
Assessment Area One, Series 2022:
320 5.500%, 5/01/42 5/32 at 100.00 N/R   321,670
500 5.625%, 5/01/52, 144A 5/32 at 100.00 N/R   501,735
Corkscrew Farms Community Development District,
Lee County, Florida, Special Assessment Bonds, Area 2
Project, Series 2017:
1,855 5.000%, 11/01/38, 144A 11/32 at 100.00 N/R   1,819,514

79
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 3,765 5.125%, 11/01/50, 144A 11/32 at 100.00 N/R   $ 3,553,219
Creekside at Twin Creeks Community Development
District, Florida, Special Assessment Bonds, Area 1
Project, Series 2016A-1:
750 5.250%, 11/01/37 11/28 at 100.00 N/R   756,893
1,920 5.600%, 11/01/46 11/28 at 100.00 N/R   1,933,747
5,000 Creekview Community Development District, Clay County, Florida,
Special Assessment Revenue Bonds, Phase 1 Project Series 2022,
4.750%, 5/01/53
5/32 at 100.00 N/R   4,385,000
Cross Creek North Community Development District,
Clay County, Florida, Special Assessment Bonds, Series
2018:
2,325 5.250%, 11/01/39, 144A 11/29 at 100.00 N/R   2,355,667
3,410 5.375%, 11/01/50, 144A 11/29 at 100.00 N/R   3,415,081
460 Cross Creek North Community Development District, Clay County,
Florida, Special Assessment Bonds, Series 2022, 4.500%, 5/01/52
5/32 at 100.00 N/R   413,880
1,980 Crossings at Fleming Island Community Development District, Florida,
Special Assessment Revenue Bonds, Refunding Series 2014A-2,
7.000%, 5/01/30
5/24 at 100.00 N/R   2,016,689
2,135 Crossings at Fleming Island Community Development District, Florida,
Special Assessment Revenue Bonds, Refunding Series 2014A-3,
6.500%, 5/01/44
5/24 at 100.00 N/R   2,153,980
5,225 Currents Community Development District, Collier County, Florida,
Capital Improvement Revenue Bonds, Series 2020B, 4.250%, 5/01/41,
144A
No Opt. Call N/R   4,575,376
2,605 Cypress Bluff Community Development District, Florida, Special
Assessment Bonds, Series 2019, 5.100%, 5/01/48
5/29 at 100.00 N/R   2,505,124
115 Cypress Creek Community Development District, Hillborough County,
Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A,
6.000%, 5/01/45
5/32 at 100.00 N/R   115,820
605 Cypress Park Estates Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area 2 Project, Series 2020,
4.125%, 5/01/51, 144A
5/32 at 100.00 N/R   482,560
1,435 Cypress Park Estates Community Development District, Haines City,
Florida, Special Assessment Revenue Bonds, 2022 Project, Series
2022, 5.125%, 5/01/52, 144A
5/32 at 100.00 N/R   1,345,399
4,000 Davie, Florida, Educational Facilities Revenue Bonds, Nova
Southeastern University Project, Refunding Series 2018, 5.000%,
4/01/48, (UB) (5)
4/28 at 100.00 0   4,120,600
Del Webb Oak Creek Community Development District,
Lee County, Florida, Special Assessment Bonds, 2023
Project, Series 2023:
575 5.000%, 5/01/43 5/33 at 100.00 N/R   561,447
2,395 5.250%, 5/01/53 5/33 at 100.00 N/R   2,345,232
940 DG Farms Community Development District, Florida,Capital
Improvement  Revenue Bonds, Series 2020, 4.000%, 5/01/51
5/30 at 100.00 N/R   732,241
15,735 Doral, Florida, General Obliation Bonds, Parks & Recreation Projects,
Series 2021, 4.000%, 7/01/50, (UB) (5)
7/30 at 100.00 AA+   15,257,757
Downden West Community Development District,
Florida, Revenue Bonds Series 2018:
1,000 5.400%, 5/01/39, 144A 5/29 at 100.00 N/R   1,011,810
3,205 5.550%, 5/01/49, 144A 5/29 at 100.00 N/R   3,208,109

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
80
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 8,090 Downtown Doral Community Development District, Florida, Special
Assessment Bonds, Assessment Area 1, Series 2018A, 5.100%,
5/01/48, 144A
5/28 at 100.00 N/R   $ 7,766,724
Downtown Doral Community Development District,
Florida, Special Assessment Bonds, Series 2015:
935 5.300%, 5/01/36 5/26 at 100.00 N/R   942,330
1,430 5.500%, 5/01/45 5/26 at 100.00 N/R   1,433,375
1,955 5.500%, 5/01/46 5/26 at 100.00 N/R   1,957,718
1,430 DW Bayview Community Development District, Manatee County,
Florida, Special Assessment Revenue Bonds, 2022 Assessment Area
Series 2022, 5.250%, 5/01/52
5/32 at 100.00 N/R   1,374,344
1,165 Eagle Pointe Community Development District, Manatee County,
Florida, Special Assessment Bonds, 2020 Project Assessment Area
Series 2020, 4.125%, 5/01/40, 144A
5/30 at 100.00 N/R   1,015,193
2,205 East Homestead Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33
5/23 at 100.00 N/R   2,207,448
1,000 East Homestead Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2019, 5.000%, 11/01/49
11/29 at 100.00 N/R   945,200
East Nassau Stewardship District, Florida, Special
Assessment Revenue Bonds, Series 2018:
1,485 5.125%, 5/01/39 5/29 at 100.00 N/R   1,484,124
2,495 5.250%, 5/01/49 5/29 at 100.00 N/R   2,409,022
995 East Nassau Stewardship District, Florida, Special Assessment Revenue
Bonds, Series 2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   775,085
1,000 Eden Hills Community Development District, Lake Alfred, Florida,
Special Assessment Revenue Bonds, Series 2022, 4.125%, 5/01/52
5/32 at 100.00 N/R   802,460
1,500 Edgewater East Community Development District, Osceola County,
Florida, Special Assessment Revenue Bonds, Assessment Area 1
Series 2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   1,169,340
Epperson North Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment Area 1, Series 2018A-1:
1,790 5.500%, 11/01/39, 144A 11/29 at 100.00 N/R   1,819,875
4,655 5.750%, 11/01/49, 144A 11/29 at 100.00 N/R   4,709,370
4,000 Epperson Ranch Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2017A-1, 5.375%, 11/01/48
11/27 at 100.00 N/R   3,932,880
Epperson Ranch II Community Development District,
Florida, Capital Improvement Revenue Bonds, Series
2018A-1:
1,000 5.500%, 5/01/39, 144A 5/29 at 100.00 N/R   1,012,640
2,000 5.625%, 5/01/49, 144A 5/29 at 100.00 N/R   2,008,340
45,230 Escambia County Health Facilities Authority, Florida, Health Care
Facilities Revenue Bonds, Baptist Health Care Corporation Obligated,
Series 2020A, 3.000%, 8/15/50 - AGM Insured
2/30 at 100.00 BBB   33,465,225
4,295 Estancia at Wiregrass Community Development District, Pasco County,
Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%,
11/01/45
5/27 at 100.00 N/R   4,547,847
15,000 Everest GMR Community Development District, Osceola County,
Florida, Special Assessment Bonds, Series 2023, 6.200%, 5/01/54
5/33 at 100.00 N/R   14,896,800
Evergreen Community Development District, Florida,
Special Assessment Bonds, Series 2019:
1,245 5.000%, 11/01/39, 144A 11/29 at 100.00 N/R   1,229,587
2,410 5.125%, 11/01/49, 144A 11/29 at 100.00 N/R   2,287,789

81
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 750 Fallschase Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2021, 3.125%, 5/01/31
No Opt. Call N/R   $ 660,757
500 Finley Woods Community Development District, Florida, Capital
Improvement Bonds, Series 2020, 4.200%, 5/01/50
5/30 at 100.00 N/R   406,095
1,420 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Classical Preparatory Charter School, Series 2019A,
6.125%, 6/15/46, 144A
6/26 at 100.00 N/R   1,428,619
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Classical Preparatory
Incorporated Project, Series 2017A:
765 6.000%, 6/15/37, 144A 6/26 at 100.00 N/R   776,222
1,510 6.125%, 6/15/46, 144A 6/26 at 100.00 N/R   1,519,166
830 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Classical Preparatory Incorporated Project, Series
2018A, 6.125%, 6/15/46, 144A
6/26 at 100.00 N/R   835,038
1,900 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Cornerstone Charter Schools Project, Series 2022,
5.250%, 10/01/56, 144A
10/29 at 100.00 BB+   1,770,135
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Creative Inspiration Journey
School of St. Cloud, Series 2021A:
2,030 5.000%, 6/15/51, 144A 6/29 at 102.00 N/R   1,670,000
1,805 5.000%, 6/15/56, 144A 6/29 at 102.00 N/R   1,446,310
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Discovery High School Project,
Series 2020A:
3,000 5.000%, 6/01/40, 144A 6/29 at 100.00 N/R   2,765,610
2,500 5.000%, 6/01/55, 144A 6/29 at 100.00 N/R   2,170,800
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Downtown Doral Charter
Elementary School Project, Series 2014A:
6,025 6.250%, 7/01/34 7/24 at 100.00 N/R   6,069,946
9,780 6.500%, 7/01/44 7/24 at 100.00 N/R   9,850,416
3,935 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Downtown Doral Charter Elementary School Project,
Series 2017A, 5.750%, 7/01/44, 144A
7/27 at 100.00 N/R   3,704,921
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Downtown Doral Charter
Upper School Project, Series 2017C:
9,160 5.650%, 7/01/37, 144A 7/27 at 101.00 N/R   9,225,036
12,575 5.750%, 7/01/47, 144A 7/27 at 101.00 N/R   12,476,160
17,675 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Dreamers Academy Project, Series 2022A, 6.000%,
1/15/57, 144A
1/28 at 101.00 N/R   13,291,600
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Florida Charter Foundation
Inc. Projects, Series 2016A:
6,405 4.750%, 7/15/36, 144A 7/26 at 100.00 N/R   6,089,234
7,735 5.000%, 7/15/46, 144A 7/26 at 100.00 N/R   7,239,573
1,030 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Imagine School at Broward Project, Series 2019A,
5.000%, 12/15/49, 144A
12/29 at 100.00 Baa3   1,048,097

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
82
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Innovation Montessori Ocoee
Projects, Taxable Series 2022A:
$ 5,410 5.500%, 7/01/52, 144A 7/32 at 100.00 Ba2   $ 4,762,748
4,140 5.625%, 7/01/56, 144A 7/32 at 100.00 Ba2   3,643,614
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Miami Arts Charter School
Projects, Series 2014:
1,250 5.875%, 6/15/34, 144A 6/24 at 100.00 N/R   1,104,675
6,275 6.000%, 6/15/44, 144A 6/24 at 100.00 N/R   5,184,970
4,000 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Pepin Academies of Pasco County Inc., Series 2020A,
5.000%, 1/01/50, 144A
1/27 at 100.00 N/R   3,602,520
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Renaissance Charter School
Income Projects, Series 2015A:
355 6.000%, 6/15/35, 144A 6/25 at 100.00 N/R   358,738
8,500 6.125%, 6/15/46, 144A 6/25 at 100.00 N/R   8,525,840
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Renaissance Charter School,
Inc. Projects, Series 2014A:
2,110 6.000%, 6/15/34, 144A 6/24 at 100.00 N/R   2,141,882
6,115 6.125%, 6/15/44, 144A 6/24 at 100.00 N/R   6,192,722
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Renaissance Charter School,
Inc. Projects, Series 2020C:
555 5.000%, 9/15/40, 144A 9/27 at 100.00 N/R   482,972
1,305 5.000%, 9/15/50, 144A 9/27 at 100.00 N/R   1,045,984
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Social Bonds-Unlocking
Children 's Potential Charter Schools Project, Series
2020A:
850 5.000%, 6/01/40 6/28 at 100.00 N/R   780,980
1,950 5.000%, 6/01/50 6/28 at 100.00 N/R   1,678,462
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Southwest Charter Foundation
Inc Projects, Series 2017A:
3,225 6.000%, 6/15/37, 144A 6/27 at 100.00 N/R   3,019,858
6,215 6.125%, 6/15/47, 144A 6/27 at 100.00 N/R   5,577,651
8,210 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, The Florida Charter Educational Foundation Inc.
Projects, Series 2016A, 6.375%, 6/15/46, 144A
6/26 at 100.00 N/R   8,395,382
5,000 Florida Development Finance Corporation, Educational Facilities
Revenue Refunding Bonds, Central Charter School, Series 2022,
6.000%, 8/15/57, 144A
8/32 at 100.00 N/R   4,789,650
149,325 Florida Development Finance Corporation, Florida, Surface
Transportation Facility Revenue Bonds, Brightline Passenger Rail
Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A
1/24 at 107.00 N/R   137,980,780
210,000 Florida Development Finance Corporation, Florida, Surface
Transportation Facility Revenue Bonds, Brightline Passenger Rail
Project, Series 2019A-1, 7.375%, 1/01/49, (AMT), 144A
1/24 at 107.00 N/R   194,044,200
Florida Development Finance Corporation, Florida,
Surface Transportation Facility Revenue Bonds, Virgin
Trains USA Passenger Rail Project, Series 2019A:
2,565 6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A 5/23 at 101.00 N/R   2,539,632
131,740 6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A 5/23 at 102.00 N/R   124,531,187

83
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 472,335 6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A 5/23 at 102.00 N/R   $ 440,348,474
50,000 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%,
7/01/57, (AMT), (Mandatory Put 8/15/24)
5/23 at 100.00 N/R   49,379,000
180,450 Florida Development Finance Corporation, Revenue Bonds, Brightline
Passenger Rail Expansion Project, Series 2022A, 7.250%, 7/01/57,
(AMT), (Mandatory Put 10/03/23), 144A
5/23 at 103.00 N/R   181,879,164
1,720 Florida Development Finance Corporation, Revenue Bonds, IPS Florida
LLC-Idea Florida, Inc. Jacksonville IV, Series 2022, 5.250%, 6/15/29,
144A
6/27 at 100.00 N/R   1,709,990
Florida Higher Educational Facilities Financing Authority,
Revenue Bonds, Jacksonville University Project, Series
2018A-1:
1,700 4.750%, 6/01/38, 144A 6/28 at 100.00 N/R   1,563,337
3,200 5.000%, 6/01/48, 144A 6/28 at 100.00 N/R   2,828,448
Flow Way Community Development District, Collier
County, Florida, Special Assessment Bonds, Phase 4
Project, Series 2015:
1,185 5.125%, 11/01/36 11/26 at 100.00 N/R   1,193,888
1,485 5.375%, 11/01/46 11/26 at 100.00 N/R   1,487,628
2,465 Flow Way Community Development District, Collier County, Florida,
Special Assessment Bonds, Phase 5 Project, Series 2016, 5.000%,
11/01/46
11/26 at 100.00 N/R   2,360,164
4,250 Flow Way Community Development District, Collier County, Florida,
Special Assessment Bonds, Series 2013, 6.500%, 11/01/44
11/24 at 100.00 N/R   4,323,227
Forest Brooke Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Series 2017:
1,000 5.000%, 12/15/37 12/27 at 100.00 N/R   995,130
2,000 5.125%, 12/15/46 12/27 at 100.00 N/R   1,923,100
1,000 Forest Lake Community Development District, Polk County, Florida,
Specia Assessment Bonds, Assessment Area 2 Project, Series 2022,
5.500%, 5/01/52, 144A
5/32 at 100.00 N/R   995,630
FRERC Community Development District, Ocoee,
Florida, Special Assessment Bonds, Series 2020:
5,720 5.375%, 11/01/40 11/29 at 100.00 N/R   5,552,061
8,390 5.500%, 11/01/50 11/29 at 100.00 N/R   8,013,037
1,630 Gateway Services Community Development District, Fort Myers Lee
County, Florida, Special Assessment Bonds, Refunding Series 2013,
5.750%, 5/01/33
5/23 at 100.00 N/R   1,631,222
1,900 Gracewater Sarasota Community Development District, Sarasota
County, Florida, Capital Improvement Revenue Bonds, Series 2021,
4.000%, 5/01/52, 144A
5/31 at 100.00 N/R   1,471,930
3,000 Grand Bay at Doral Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, North Parcel Assessment
Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44
5/24 at 100.00 N/R   2,892,960
1,000 Grand Bay at Doral Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, North Parcel Assessment
Area, Refunding Series 2014A-2, 5.000%, 5/01/39
5/24 at 100.00 N/R   998,410
2,095 Grand Bay at Doral Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, South Parcel Assessment
Area Project, Series 2016, 5.000%, 5/01/46
5/26 at 100.00 N/R   1,981,158

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
84
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 4,500 Grand Bay at Doral Community Development District, Miami-
Dade County, Florida, Special Assessment Improvement Bonds,
Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%,
5/01/45
5/24 at 100.00 N/R   $ 4,526,190
1,000 Grand Bay at Doral Community Development District, Miami-
Dade County, Florida, Special Assessment Improvement Bonds,
Assessment Area Two Project, Refunding Series 2014A-2, 6.500%,
5/01/39
5/24 at 100.00 N/R   1,014,720
Grand Oaks Community Development District, Saint
Johns County, Florida, Special Assessment Bonds, Series
2019A:
1,840 4.750%, 11/01/39 11/29 at 100.00 N/R   1,754,238
3,670 5.000%, 11/01/50 11/29 at 100.00 N/R   3,396,768
1,000 Grande Pines Community Development District, Florida, Special
Assessment Revenue Bonds, Area 1 Series 2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   778,980
8,975 Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue
Bonds, Series 2019A, 4.000%, 10/01/49, (AMT), (UB) (5)
10/29 at 100.00 AA-   8,524,545
10,395 Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue
Bonds, Series 2022A, 4.000%, 10/01/52, (AMT), (UB) (5)
10/31 at 100.00 AA-   9,764,335
20,000 Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities
Revenue Bonds, Priority Subordinated Series 2017A, 4.000%,
10/01/52, (AMT), (UB) , (WI/DD, Settling 4/04/23) (5)
10/27 at 100.00 A+   18,598,600
Grove Resort Community Development District, Orange
County, Florida, Special Assessment Revenue Bonds,
Series 2017A:
1,000 5.000%, 11/01/28 No Opt. Call N/R   1,014,810
10,015 5.875%, 11/01/47 11/32 at 100.00 N/R   10,312,646
2,400 Hacienda Lakes Community Development District, Collier County,
Florida, Special Assessment Bonds, Series 2016, 4.625%, 5/01/46
5/26 at 100.00 N/R   2,144,544
300 Hammock Reserve Community Development District, Haines City,
Florida, Special Assessment Revenue Bonds, Area 2 Project, Series
2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   237,447
1,500 Hammock Reserve Community Development District, Haines City,
Florida, Special Assessment Revenue Bonds, Area 3 Project, Series
2022, 5.000%, 5/01/52, 144A
5/32 at 100.00 N/R   1,386,270
4,740 Harmony Community Development District, Florida, Capital
Improvement Revenue Bonds, Special Assessment, Refunding Series
2014, 5.250%, 5/01/32
5/24 at 100.00 N/R   4,761,330
Harmony West Community Development District,
Osceloa County, Florida, Special Asssessment Revenue
Bonds, Assessment Area 1, Series 2018:
930 5.100%, 5/01/38, 144A 5/32 at 100.00 N/R   937,068
1,870 5.250%, 5/01/49, 144A 5/32 at 100.00 N/R   1,836,677
1,000 Harmony West Community Development District, Osceloa County,
Florida, Special Asssessment Revenue Bonds, Assessment Area 2,
Series 2023, 5.300%, 5/01/53, 144A
5/33 at 100.00 N/R   991,040
2,070 Hawkstone Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area 3, Series 2021,
4.000%, 5/01/52
5/31 at 100.00 N/R   1,616,877
1,000 Hawkstone Community, Florida, Development District Assessment Area
4 , Special Tax Revenue Bonds, Series 2023, 5.500%, 5/01/53 , (WI/
DD, Settling 4/19/23)
No Opt. Call N/R   997,060
6,550 Heights Community Development District, Florida, Tax Increment &
Special Assessment Revenue Bonds, Series 2017, 5.000%, 1/01/50
1/27 at 100.00 N/R   6,069,164

85
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 3,900 Heights Community Development District, Florida, Tax Increment &
Special Assessment Revenue Bonds, Series 2018, 5.125%, 1/01/50
1/29 at 100.00 N/R   $ 3,728,868
760 Hemingway Point Community Development District, Florida, Special
Assessment Bonds, Phase 2 Project, Series 2014, 5.000%, 11/01/34
11/24 at 100.00 N/R   761,163
290 Heritage Harbour North Community Development District, Florida,
Capital Improvement Revenue Bond, Refunding Series 2017A-1,
5.250%, 5/01/38
5/27 at 100.00 N/R   291,839
600 Heron Isles Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2017A-2, 5.000%, 5/01/36, 144A
5/27 at 100.00 N/R   602,178
810 Hidden Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 3, Series 2019A-1,
5.250%, 11/01/39, 144A
11/29 at 100.00 N/R   816,456
4,455 Hidden Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area One, Series 2016A-1,
6.250%, 11/01/47
11/36 at 100.00 N/R   4,692,763
445 Highland Meadows Community Development District, Davenport,
Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%,
5/01/36
5/23 at 100.00 N/R   445,111
1,015 Highland Meadows II Community Development District, Davenport,
Polk County, Florida, Special Assessment Revenue Bonds, Area 4B/C
Project, Series 2017, 5.000%, 11/01/48
11/27 at 100.00 N/R   952,425
Highland Meadows II Community Development District,
Davenport, Polk County, Florida, Special Assessment
Revenue Bonds, Area 5 Project, Series 2017:
390 5.375%, 11/01/37 11/27 at 100.00 N/R   393,978
790 5.500%, 11/01/47 11/27 at 100.00 N/R   790,403
310 Highland Meadows II Community Development District, Davenport,
Polk County, Florida, Special Assessment Revenue Bonds, Area 6
Project, Series 2017, 5.500%, 11/01/47
11/27 at 100.00 N/R   310,158
2,045 Highland Meadows West Community Development District, Haines
City, Florida, Special Assessment Bonds, Series 2019, 5.000%,
11/01/49, 144A
11/29 at 100.00 N/R   1,918,353
Highlands Community Development District,
Hillborough County, Florida, Special Assessment Bonds,
Assessment Area 4 Project, Series 2018:
710 5.250%, 6/15/39, 144A 12/29 at 100.00 N/R   711,924
1,205 5.375%, 6/15/49, 144A 12/29 at 100.00 N/R   1,182,876
1,000 Hills of Minneola Community Development District, Florida, Special
Assessment Revenue Bonds, South Parcel Assessment Area Phase 2,
Series 2021, 4.000%, 5/01/52, 144A
5/31 at 100.00 N/R   767,540
450 Hills of Minneola Community Development District, Florida, Special
Assessment Revenue Bonds, South Parcel Assessment Area Series
2020, 4.000%, 5/01/50, 144A
5/30 at 100.00 N/R   350,752
16,490 Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa
International Airport, Alternative Minimum Tax Refunding Subordinate
Lien Series 2022A, 4.000%, 10/01/52, (AMT), (UB) (5)
10/31 at 100.00 Aa3   15,489,552
Hillsborough County Industrial Development Authority,
Florida, Hospital Revenue Bonds, Florida Health
Sciences Center Inc D/B/A Tampa General Hospital,
Series 2020A:
12,995 3.500%, 8/01/55 (5) 2/31 at 100.00 Baa1   10,243,958
8,005 3.500%, 8/01/55, (UB) (5) 2/31 at 100.00 Baa1   6,310,342
3,150 4.000%, 8/01/55, (UB) (5) 2/31 at 100.00 Baa1   2,842,182

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
86
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 350 Holly Hill Road East Community Development District, Davenport,
Florida, Special Assessment Revenue Bonds, Area 3 Project, Series
2020, 5.000%, 11/01/41
No Opt. Call N/R   $ 351,782
Hunter's Ridge Community Development District 1,
Flagler County, Florida, Special Assessment Bonds,
Assessment Area 1, Series 2019:
430 5.000%, 11/01/39, 144A 11/29 at 100.00 N/R   424,801
645 5.125%, 11/01/49, 144A 11/29 at 100.00 N/R   614,679
Isles of Bartram Park Community Development District,
Saint Johns County, Florida, Special Assessment Bonds,
Series 2015:
1,905 5.000%, 11/01/35 11/25 at 100.00 N/R   1,908,924
2,915 5.125%, 11/01/45 11/25 at 100.00 N/R   2,813,471
985 Isles of Bartram Park Community Development District, Saint Johns
County, Florida, Special Assessment Bonds, Series 2017, 5.000%,
11/01/47
11/27 at 100.00 N/R   924,373
K-Bar Ranch Community Development District, Florida,
Special Assessment Revenue Bonds, Parcel O-1 Project,
Series 2014:
490 5.125%, 11/01/34 11/24 at 100.00 N/R   491,191
895 5.375%, 11/01/44 11/24 at 100.00 N/R   893,836
K-Bar Ranch Community Development District, Florida,
Special Assessment Revenue Bonds, Parcel Q Project,
Series 2014:
610 5.125%, 11/01/34 11/24 at 100.00 N/R   611,208
1,030 5.375%, 11/01/44 11/24 at 100.00 N/R   1,028,661
Lake County, Florida, Educational Facilities Revenue
Bonds, Imagine South Lake Charter School Project,
Series 2019A:
825 5.000%, 1/15/49, 144A 7/29 at 100.00 N/R   746,369
825 5.000%, 1/15/54, 144A 7/29 at 100.00 N/R   732,864
3,940 Lake Deer Community Development District, Polk County Florida,
Special Assessment Revenue Bonds, Series 2022, 5.625%, 5/01/53
5/37 at 100.00 N/R   3,747,373
8,180 Lakes by the Bay South Community Development District, Florida,
Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34
5/24 at 100.00 N/R   8,250,839
2,940 Lakeside Community Development District, Pasco County, Florida,
Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45
5/25 at 100.00 N/R   2,958,640
Lakeside Community Development District, Pasco
County, Florida, Capital Improvement Revenue Bonds,
Series 2018:
1,595 5.000%, 5/01/38 5/28 at 100.00 N/R   1,586,961
2,660 5.100%, 5/01/48 5/28 at 100.00 N/R   2,537,720
Lakeside Preserve Community Development District,
Lakeland, Florida, Special Assessment Bonds, Series
2019:
420 4.875%, 5/01/39 5/29 at 100.00 N/R   406,489
580 5.000%, 5/01/49 5/29 at 100.00 N/R   540,235
2,960 Lakewood Ranch Stewardship District, Florida, Special Assessment
Revenue Bonds, Del Webb Project, Series 2017, 5.125%, 5/01/47,
144A
5/27 at 100.00 N/R   2,870,490
2,550 Lakewood Ranch Stewardship District, Florida, Special Assessment
Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018,
5.100%, 5/01/48
5/28 at 100.00 N/R   2,455,267

87
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Lakewood Ranch Stewardship District, Florida, Special
Assessment Revenue Bonds, Northeast Sector Project,
Phase 1B, Series 2018:
$ 2,250 5.300%, 5/01/39 5/29 at 100.00 N/R   $ 2,270,858
3,995 5.450%, 5/01/48 5/29 at 100.00 N/R   3,995,559
Lawson Dunes Community Development District, Haines
City, Florida, Special Assessment Revenue Bonds, 2022
Project Series 2022:
1,660 5.000%, 5/01/42, 144A 5/32 at 100.00 N/R   1,579,556
3,025 5.125%, 5/01/52, 144A 5/32 at 100.00 N/R   2,836,119
1,690 Lee County Housing Finance Authority, Florida, Multifamily Housing
Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%,
9/15/47, (Mandatory Put 9/15/27)
5/23 at 100.00 N/R   1,691,251
Lee County Industrial Development Authority, Florida,
Charter School Revenue Bonds, Lee County Community
Charter Schools, Series 2007A:
6,135 5.250%, 6/15/27 5/23 at 100.00 BB   6,045,184
35,550 5.375%, 6/15/37 5/23 at 100.00 BB   34,458,615
Lee County Industrial Development Authority, Florida,
Charter School Revenue Bonds, Lee County Community
Charter Schools, Series 2012A:
2,625 5.500%, 6/15/32, 144A 5/23 at 100.00 BB   2,555,490
4,700 5.750%, 6/15/42, 144A 5/23 at 100.00 BB   4,529,014
Lee County Industrial Development Authority, Florida,
Healthcare Facilities Revenue Bonds, Cypress Cove at
HealthPark Florida, Inc. Project, Series 2022A:
1,850 5.250%, 10/01/52 10/29 at 103.00 BB+   1,593,331
6,650 5.250%, 10/01/57 10/29 at 103.00 BB+   5,599,034
Lee County Industrial Development Authority, Florida,
Healthcare Facilities Revenue Bonds, Preserve Project,
Series 2017A:
790 5.375%, 12/01/32, 144A 5/23 at 105.00 N/R   649,419
2,000 5.625%, 12/01/37, 144A 5/23 at 105.00 N/R   1,553,680
11,650 5.750%, 12/01/52, 144A 5/23 at 105.00 N/R   8,087,081
10,000 Lee County, Florida, Airport Revenue Bonds, Series 2021B, 5.000%,
10/01/46, (AMT), (UB) (5)
10/31 at 100.00 A2   10,494,600
Lee County, Florida, Airport Revenue Bonds, Tender
Option Bond Trust 2021-XF1126:
7,045 4.000%, 10/01/51, (AMT), (UB) (5) 10/31 at 100.00 A2   6,531,560
181 Lexington Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37
5/23 at 100.00 N/R   181,045
4,750 LTC Rance Residential Community Development District, Port Saint
Lucie, Florida, Special Assessment Bonds, Assessment Area 1 Project,
Series 2021A, 4.000%, 5/01/52
5/31 at 100.00 N/R   3,679,445
1,185 Lucerne Park Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2019, 4.750%, 5/01/50
5/29 at 100.00 N/R   1,055,930
Magic Place Community Development District, Osceola
County, Florida, Special Assessment Revenue Bonds,
Series 2019:
5,585 4.375%, 5/01/40 5/30 at 100.00 N/R   5,030,186
7,825 4.500%, 5/01/51 5/30 at 100.00 N/R   6,667,213
Majorca Isles Community Development District, Mianmi
Gardens, Florida, Special Assessment Bonds, Series
2015:
1,000 5.375%, 5/01/35 5/26 at 100.00 N/R   1,009,930
3,675 5.625%, 5/01/46 5/26 at 100.00 N/R   3,693,007

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
88
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 16,150 Manatee County, Florida, Revenue Improvement and Refunding Bonds,
Series 2022, 4.000%, 10/01/52, (UB) (5)
10/32 at 100.00 Aa1   $ 15,880,941
5,000 Mandarin Grove Community Development District, Manatee County,
Florida, Special Assessment Revenue Bonds, 2022 Project Series
2022, 6.625%, 5/01/53, 144A
5/42 at 100.00 N/R   5,193,350
410 Meadow Pines Community Development District, Florida, Special
Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%,
5/01/34
5/24 at 100.00 N/R   415,342
2,700 Mediterranea Community Development District, Riviera Beach, Florida,
Special Assessment Bonds, Area 2 Project, Refunding & Improvement
Series 2017, 5.000%, 5/01/48
5/28 at 100.00 N/R   2,545,587
Miami Beach, Florida, Resort Tax Revenue Bonds, Series
2015:
13,515 5.000%, 9/01/40, (UB) (5) 9/25 at 100.00 AA-   13,922,207
7,000 5.000%, 9/01/45, (UB) (5) 9/25 at 100.00 AA-   7,202,720
1,000 Miami Dade County Industrial Development Authority, Florida,
Educational Facilities Revenue Bonds, Miami Community Charter
School Inc Project, Series 2020A, 5.000%, 6/01/47, 144A
6/26 at 103.00 Ba2   840,760
Miami Dade County Industrial Development Authority,
Florida, Educational Facilities Revenue Bonds, South
Florida Autism Charter School Project, Series 2017:
3,895 5.875%, 7/01/37, 144A 7/27 at 100.00 N/R   3,779,513
6,530 6.000%, 7/01/47, 144A 7/27 at 100.00 N/R   6,171,373
Miami World Center Community Development District,
Miami-Dade County, Florida, Special Assessment Bonds,
Series 2017:
13,505 5.125%, 11/01/39 11/27 at 100.00 N/R   13,513,778
17,255 5.250%, 11/01/49 11/27 at 100.00 N/R   16,984,269
32,240 Miami-Dade County Educational Facilities Authority, Florida, Revenue
Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53, (UB) (5)
4/28 at 100.00 A-   33,593,435
10,635 Miami-Dade County Educational Facilities Authority, Florida, Revenue
Bonds, University of Miami, Series 2018B, 4.000%, 4/01/53, (UB) (5)
4/28 at 100.00 A-   9,994,029
30 Miami-Dade County Expressway Authority, Florida, Toll System Revenue
Bonds, Series 2010A, 5.000%, 7/01/40
5/23 at 100.00 BBB+   30,026
7,170 Miami-Dade County Health Facility Authority, Florida, Hospital Revenue
Bonds, Nicklaus Children's Hospital Project, Refunding Series 2021A,
4.000%, 8/01/51, (UB) (5)
8/31 at 100.00 N/R   6,670,466
Miami-Dade County IDA, Florida, Educational Facilities
Revenue Bonds, AcadeMir Charter Schools , Series 2022
A and B:
1,720 5.250%, 7/01/52, 144A 7/29 at 103.00 Ba2   1,518,330
2,190 5.500%, 7/01/61, 144A 7/29 at 103.00 Ba2   1,926,258
4,430 Miami-Dade County Industrial Development Authority, Florida,
Revenue Bonds, PInecrest Academy Inc. , Series 2017, 5.000%,
9/15/44, 144A
9/27 at 100.00 BBB   4,480,103
Miami-Dade County Industrial Development Authority,
Florida, Revenue Bonds, PInecrest Academy Project,
Series 2014:
1,000 5.000%, 9/15/34 9/24 at 100.00 BBB   1,021,250
1,730 5.250%, 9/15/44 9/24 at 100.00 BBB   1,754,843
Miami-Dade County Industrial Development Authority,
Florida, Revenue Bonds, Youth Co-Op Charter Schools
Project, Series 2015A:
1,500 5.750%, 9/15/35, 144A 9/25 at 100.00 N/R   1,505,700

89
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 3,500 6.000%, 9/15/45, 144A 9/25 at 100.00 N/R   $ 3,507,700
12,855 Miami-Dade County, Florida, General Obligation Bonds, Public Health
Trust Program Series 2021A, 4.000%, 7/01/50, (UB)
7/31 at 100.00 AA   12,377,051
14,790 Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series
2021A-1, 4.000%, 10/01/45 - AGM Insured, (AMT), (UB) (5)
10/31 at 100.00 A3   14,242,770
1,000 Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series
2021A-1, 4.000%, 10/01/45 - AGM Insured, (AMT) (5)
10/31 at 100.00 A3   963,000
Miami-Dade County, Florida, Seaport Revenue Bonds,
Refunding Series 2022A:
14,850 5.000%, 10/01/47, (AMT), (UB) (5) 10/32 at 100.00 A3   15,586,709
2,030 5.250%, 10/01/52, (AMT), (UB) (5) 10/32 at 100.00 A3   2,164,670
11,960 Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding
Subordinate Series 2021B-1, 4.000%, 10/01/46, (AMT), (UB) (5)
10/31 at 100.00 Aa3   11,469,520
5,000 Miami-Dade County, Florida, Transit System Sales Surtax Revenue
Bonds, Series 2018, 4.000%, 7/01/48, (UB) (5)
7/28 at 100.00 AA   4,848,500
9,085 Miami-Dade County, Florida, Transit System Sales Surtax Revenue
Bonds, Series 2020A, 4.000%, 7/01/49, (UB) (5)
7/30 at 100.00 AA   8,778,745
Miami-Dade County, Florida, Water and Sewer System
Revenue Bonds, Series 2021:
16,675 4.000%, 10/01/48, (UB) (5) 4/31 at 100.00 A+   16,258,458
15,995 4.000%, 10/01/51, (UB) (5) 10/31 at 100.00 A+   14,963,163
2,410 Middleton Community Development Authority, Florida,  Series 2022,
6.200%, 5/01/53, 144A
11/30 at 100.00 N/R   2,454,971
Midtown Miami Community Development District,
Florida, Special Assessment Revenue Bonds,
Infrastrusture Project, Refunding Series 2014B:
975 5.000%, 5/01/29 5/23 at 100.00 N/R   975,010
6,705 5.000%, 5/01/37 5/23 at 100.00 N/R   6,671,207
9,770 Midtown Miami Community Development District, Florida, Special
Assessment Revenue Bonds, Parking Garage Project, Refunding
Series 2014A, 5.000%, 5/01/37
5/23 at 100.00 N/R   9,720,271
1,495 Mirada Community Development District, Florida, Capital Improvement
Bonds,  Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29
No Opt. Call N/R   1,513,987
9,140 Mirada Community Development District, Pasco County, Florida, Bond
Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24
5/23 at 100.00 N/R   9,140,823
Mirada II Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2022:
360 5.125%, 5/01/32, 144A No Opt. Call N/R   363,704
1,090 5.600%, 5/01/42, 144A 5/32 at 100.00 N/R   1,099,200
1,810 5.750%, 5/01/53, 144A 5/32 at 100.00 N/R   1,822,380
2,625 Naples Reserve Community Development District, Collier County,
Florida, Special Assessment Bonds, Series 2014, 5.625%, 11/01/45
11/24 at 100.00 N/R   2,636,839
2,645 Naples Reserve Community Development District, Collier County,
Florida, Special Assessment Bonds, Series 2018, 5.125%, 11/01/48,
144A
11/28 at 100.00 N/R   2,548,563
870 Naturewalk Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)
5/23 at 100.00 N/R   278,400
1,590 Naturewalk Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/22 (4)
No Opt. Call N/R   508,800
1,395 North AR-1 of Pasco Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 1, Series 2021,
4.000%, 5/01/51
5/34 at 100.00 N/R   1,086,677

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
90
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,880 North AR-1 of Pasco Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 2, Series 2021A,
4.000%, 5/01/52, 144A
5/31 at 100.00 N/R   $ 1,456,643
North Boulevard Community Development District,
Haines, Polk County, Florida, Special Assessment Bonds,
Series 2019:
715 5.500%, 11/01/39 11/30 at 100.00 N/R   725,947
1,240 5.625%, 11/01/49 11/30 at 100.00 N/R   1,246,026
North Park Isle Community Development District, Plant
City, Florida, Special Assessment Revenue Bonds,
Assessment Area 1, Series 2019:
600 4.500%, 5/01/40 5/29 at 100.00 N/R   550,866
5,675 4.750%, 5/01/50 5/29 at 100.00 N/R   5,056,879
1,245 North Powerline Road Community Development District, Polk County,
Florida, Special Assessment Revenue Bonds, Series 2020, 4.000%,
5/01/51
5/30 at 100.00 N/R   957,405
2,750 North Powerline Road Community Development District, Polk County,
Florida, Special Assessment Revenue Bonds, Series 2022, 5.625%,
5/01/52, 144A
5/32 at 100.00 N/R   2,673,220
8,055 North Springs Improvement District, Broward County, Florida, Water
Mangement Bonds, Parkland Bay Unit Area, Series 2018, 5.000%,
5/01/48
5/28 at 100.00 N/R   7,636,623
5,000 North Springs Improvement District, Broward County, Florida, Water
Mangement Bonds, Unit Area C, Series 2017, 5.000%, 5/01/48, 144A
5/28 at 100.00 N/R   4,766,400
Northern Palm Beach County Improvement District,
Florida, Water Control and Improvement Bonds,
Development Unit 2C, Series 2014:
500 5.000%, 8/01/34 8/24 at 100.00 N/R   501,545
3,500 5.000%, 8/01/46 8/24 at 100.00 N/R   3,414,950
3,000 Northern Palm Beach County Improvement District, Florida, Water
Control and Improvement Bonds, Development Unit 2C, Series 2017,
5.000%, 8/01/46
8/27 at 100.00 N/R   2,872,380
13,280 Northern Palm Beach County Improvement District, Florida, Water
Control and Improvement Bonds, Development Unit 53, Series 2015,
5.500%, 8/01/46
8/26 at 100.00 N/R   13,343,213
Northern Palm Beach County Improvement District,
Florida, Water Control and Improvement Bonds,
Development Unit 53, Series 2018A:
3,280 5.500%, 8/01/39 8/29 at 100.00 N/R   3,348,913
5,730 5.625%, 8/01/49 8/29 at 100.00 N/R   5,772,058
3,400 Ocean and Highway Port Authority, Florida, Port Facilities Revenue
Bonds, Worldwide Terminals Fernandina, LLC Project, Series 2019,
5.500%, 12/01/49, (AMT), 144A
12/29 at 100.00 N/R   2,649,212
1,500 Old Hickory Community Development District, Osceola County, Florida,
Special Assessment Bonds, Series 2020, 4.000%, 6/15/50
6/30 at 100.00 N/R   1,184,235
1,185 Orange Blossom Groves Community Development District, Collier
County, Florida, Special Assessment Bonds, 2023 Project, Series
2023, 5.375%, 6/15/53
6/33 at 100.00 N/R   1,185,356
2,245 Orchid Grove Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36
5/26 at 100.00 N/R   2,251,017
Osceola Chain Lakes Community Development District,
Florida, Capital Improvement Revenue Bonds, Series
2018:
895 5.125%, 5/01/38 5/28 at 100.00 N/R   896,575
1,130 5.250%, 5/01/48 5/28 at 100.00 N/R   1,099,117

91
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 2,700 Palermo Community Development District, Florida, Special Assessment
Bonds, 2023 Project, Series 2023, 5.250%, 6/15/53
6/33 at 100.00 N/R   $ 2,639,763
17,865 Palm Beach County Health Facilities Authority, Florida, Hospital
Revenue Bonds, Baptist Health Systems of South Florida Obligated
Group, Series 2019, 4.000%, 8/15/49, (UB) (5)
8/29 at 100.00 A1   16,471,173
9,815 Palm Beach County, Florida, Revenue Bonds, Provident Group - LU
Properties LLC Lynn University Housing Project, Series 2021A,
5.000%, 6/01/57, 144A
6/31 at 100.00 N/R   8,433,244
1,180 Palm Coast Park Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area 1, Series 2019,
4.300%, 5/01/50
5/30 at 100.00 N/R   977,382
1,250 Palm Coast Park Community Development District, Florida, Special
Assessment Revenue Bonds, Sawmill Branch Phase 2 Flager, Series
2022, 5.125%, 5/01/51
5/32 at 100.00 N/R   1,176,488
2,000 Palmetto, Florida, Educational Facilities Revenue Bonds, Renaissance
Arts and Education Inc. Project, Series 2022A, 5.625%, 6/01/62
6/30 at 100.00 BBB-   2,029,560
545 Park Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44
11/27 at 100.00 N/R   587,935
2,750 Park East Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2021, 4.000%, 11/01/51
11/31 at 100.00 N/R   2,140,765
Parker Road Community Development District, Florida,
Capital Improvement Revenue Bonds, Refudning Series
2020:
800 3.875%, 5/01/40 5/30 at 100.00 N/R   668,152
1,000 4.100%, 5/01/50 5/30 at 100.00 N/R   798,260
430 Parkland Preserve Community Development District, Saint Johns
County, Florida, Special Assessment Revenue Bonds, Series 2019B,
5.500%, 11/01/32
No Opt. Call N/R   438,867
3,000 Parrish Lakes Community Development District, Manatee County,
Florida, Capital Improvement Revenue Bonds, Assessment Area 1,
Series 2023, 5.400%, 5/01/53
5/33 at 100.00 N/R   2,871,060
1,000 Pasco County, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt
Cancer Center and Research Institute Capital Improvement Series
2023A, 5.000%, 9/01/48 - AGM Insured
3/33 at 100.00 A1   1,059,110
2,000 Peace Creek Community Development District, Winter Haven, Florida,
Special Assessment Revenue Bonds, Area One Series 2023, 5.375%,
6/15/53, 144A
6/33 at 100.00 N/R   2,003,720
9,720 Pinellas County Health Facilities Authority, Florida, Health Care Facilities
Revenue Bonds, Mease Life, Inc. Project, Refunding Series 2021,
7.000%, 1/01/57, 144A
4/23 at 108.00 N/R   6,937,942
970 Poinciana West Community Development District, Florida, Special
Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%,
5/01/37
5/27 at 100.00 N/R   994,347
Preserve at South Branch Community Development
District, Pasco County, Florida, Special Assessment
Revenue Bonds, Phase 1 Series 2018:
500 5.250%, 11/01/38 11/29 at 100.00 N/R   507,280
1,000 5.375%, 11/01/49 11/29 at 100.00 N/R   996,440
1,870 Preston Cove Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2022, 4.125%, 5/01/52
5/32 at 100.00 N/R   1,481,713
2,265 Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments
Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45,
(AMT)
5/23 at 100.00 N/R   2,265,068

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
92
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Randal Park Community Development District, Orlando,
Florida, Special Assessment Revenue Bonds, Series
2012:
$ 1,250 6.125%, 11/01/32 No Opt. Call N/R   $ 1,325,912
1,000 6.875%, 11/01/42 11/32 at 100.00 N/R   1,100,890
Randal Park Community Development District, Orlando,
Florida, Special Assessment Revenue Bonds, Series
2015:
1,350 5.000%, 11/01/35 11/25 at 100.00 N/R   1,352,551
2,270 5.200%, 11/01/45 11/25 at 100.00 N/R   2,213,954
7,485 Reunion East Community Development District, Osceola County,
Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%,
5/01/33
5/25 at 100.00 N/R   7,568,383
2,705 Reunion West Community Development District, Florida, Special
Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement
Series 2015, 5.000%, 11/01/47, 144A
11/27 at 100.00 N/R   2,577,540
2,530 Reunion West Community Development District, Florida, Special
Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46
11/26 at 100.00 N/R   2,441,070
2,000 Reunion West Community Development District, Osceola County,
Florida, Special Assessment Bonds, Area 5 Project, Series 2019,
4.625%, 5/01/50
5/29 at 100.00 N/R   1,778,060
160 Rhodine Road North Community Development District, Hillsborough
County, Florida, Special Assessment Bonds, Series 2019, 4.750%,
5/01/50
5/29 at 100.00 N/R   145,707
1,065 Rhodine Road North Community Development District, Hillsborough
County, Florida, Special Assessment Bonds, Series 2022, 4.000%,
5/01/52
5/32 at 100.00 N/R   850,626
998 Riverbend West Community Development District, Hilsborough County,
Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46
5/27 at 100.00 N/R   948,170
1,380 Rivers Edge Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2018A-2, 5.000%, 5/01/38
5/28 at 100.00 N/R   1,372,990
905 Rivers Edge III Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/51, 144A
5/31 at 100.00 N/R   705,638
Rolling Hills Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2015A-1:
570 5.450%, 5/01/31 5/26 at 100.00 N/R   576,054
820 5.600%, 5/01/37 5/26 at 100.00 N/R   828,044
1,300 Rolling Hills Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2020A-1, 4.875%, 5/01/50
5/30 at 100.00 N/R   1,174,446
Rolling Oaks Community Development District, Florida,
Special Assessment Bonds, Series 2016:
1,000 5.875%, 11/01/37 11/27 at 100.00 N/R   1,034,300
1,000 6.000%, 11/01/47 11/27 at 100.00 N/R   1,025,610
Rolling Oaks Community Development District, Florida,
Special Assessment Bonds, Series 2018:
2,000 5.375%, 11/01/38, 144A 11/29 at 100.00 N/R   2,023,580
3,760 5.500%, 11/01/49, 144A 11/29 at 100.00 N/R   3,754,811
1,510 Rolling Oaks Community Development District, Osceola County,
Florida, Special Assessment Bonds, 2022 Assessment Area, Series
2022, 6.500%, 5/01/53, 144A
5/33 at 100.00 N/R   1,546,874
1,175 Rustic Oaks Community Development District, Florida, Capital
Improvement Revenue Bonds Series 2022, 4.000%, 5/01/52
5/32 at 100.00 N/R   909,403

93
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,900 Sabal Palm Community Development District, Florida, Special
Assessment Bonds, Series 2014, 7.125%, 11/01/44
11/24 at 100.00 N/R   $ 1,953,143
1,700 Sabal Palm Community Development District, Florida, Special
Assessment Bonds, Series 2016, 5.500%, 11/01/46
11/26 at 100.00 N/R   1,706,613
1,250 Sabal Palm Community Development District, Florida, Special
Assessment Bonds, South Parcel Series 2017, 5.000%, 11/01/47,
144A
11/27 at 100.00 N/R   1,187,763
3,350 Saint Johns County Housing Authority, Florida, Multifamily Mortgage
Revenue Bonds, Victoria Crossing, Series 2021A, 3.920%, 4/01/59,
(Mandatory Put 4/01/39), 144A
11/31 at 100.00 N/R   2,395,551
1,000 Saltmeadows Community Development District, Manatee County,
Florida, Special Assessment Revenue Bonds, Assessment Area 1,
Series 2022, 5.500%, 5/01/53
5/33 at 100.00 N/R   988,350
3,380 Sandridge Community Development District, Clay County, Florida,
Special Assessment Revenue Bonds, Phase II Project, Series 2022,
4.300%, 5/01/52
5/32 at 100.00 N/R   2,763,995
745 Sandridge Community Development District, Clay County, Florida,
Special Assessment Revenue Bonds, Series 2021A-1, 4.000%,
5/01/51
5/31 at 100.00 N/R   580,340
27,500 Sarasota County Public Hospital District, Florida, Hospital Revenue
Bonds, Sarasota Memorial Hospital Project, Series 2018, 4.000%,
7/01/48, (UB) (5)
7/28 at 100.00 A1   25,824,425
15,000 Sarasota County Public Hospital District, Florida, Hospital Revenue
Bonds, Sarasota Memorial Hospital Project, Series 2022, 4.000%,
7/01/52, (UB) (5)
7/32 at 100.00 A1   13,883,100
1,980 Sarasota County Public Hospital District, Florida, Hospital Revenue
Bonds, Sarasota Memorial Hospital Project, Series 2022, 4.000%,
7/01/52 (5)
7/32 at 100.00 A1   1,832,569
Sawyers Landing Community Development District,
Florida, Special Assessment Revenue Bonds, Series
2021:
3,000 4.125%, 5/01/41, 144A 5/31 at 100.00 N/R   2,515,980
645 4.250%, 5/01/53, 144A 5/31 at 100.00 N/R   509,608
1,575 Scenic Highway Community Development District, Haines, Florida,
Special Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51
5/30 at 100.00 N/R   1,227,886
5,000 Scenic Terrace South Community Development District, Lake Hamilton,
Florida, Special Assessment Revenue Bonds, Series 2022 Project,
Series 2022, 4.625%, 5/01/53, 144A
5/32 at 100.00 N/R   4,299,200
Shell Point Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Refunding Series 2019:
1,500 5.250%, 11/01/39, 144A 11/29 at 100.00 N/R   1,505,670
2,990 5.375%, 11/01/49, 144A 11/29 at 100.00 N/R   2,934,864
1,750 Sherwood Manor Community Development District, Hillsborough
County, Florida, Special Assessment Revenue Bonds, Area Two, Series
2023, 5.625%, 5/01/53
5/33 at 100.00 N/R   1,750,578
4,000 Shingle Creek Community Development District, Osceola County,
Florida, Special Assessment Revenue Bonds, Assessment Area 2
Series 2019, 5.000%, 5/01/49
5/29 at 100.00 N/R   3,762,640
Silverado Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area
1A, Series 2018A-1:
390 5.250%, 11/01/38, 144A 11/28 at 100.00 N/R   391,400
580 5.375%, 11/01/48, 144A 11/28 at 100.00 N/R   570,795

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
94
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,100 Silverado Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 1B, Refunding Series
2018A-2, 5.500%, 5/01/49, 144A
No Opt. Call N/R   $ 1,098,801
310 Silverado Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2017A-1, 5.500%, 11/01/47,
144A
11/27 at 100.00 N/R   309,950
2,005 Six Mile Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 1, Refunding Series
2015, 5.000%, 5/01/38
5/24 at 101.00 N/R   1,994,754
3,990 Six Mile Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series
2017A, 5.250%, 11/01/48
11/27 at 100.00 N/R   3,858,609
50 Six Mile Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series
2017B, 5.350%, 11/01/29
No Opt. Call N/R   51,253
1,500 Six Mile Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 3 Phase 1, Series
2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   1,168,470
Solterra Resort Community Development District, Polk
County, Florida, Special Assessment Bonds, Series 2018:
995 5.250%, 5/01/39 5/31 at 100.00 N/R   998,622
2,925 5.375%, 5/01/49 5/31 at 100.00 N/R   2,871,531
25,775 South Broward Hospital District, Florida, Hospital Revenue Bonds,
South Broward Hospital District Obligated Group, Refunding Series
2016A, 4.000%, 5/01/44, (UB) (5)
5/26 at 100.00 Aa3   25,361,827
48,315 South Broward Hospital District, Florida, Hospital Revenue Bonds,
South Broward Hospital District Obligated Group, Series 2021A,
3.000%, 5/01/51 - BAM Insured, (UB) (5)
5/31 at 100.00 Aa3   37,312,708
South Fork III Community Development District, Florida,
Special Assessment Revenue Bonds, Refunding Series
2016:
50 5.000%, 5/01/29 5/27 at 100.00 N/R   50,646
780 5.375%, 5/01/37 5/27 at 100.00 N/R   789,025
2,740 5.625%, 5/01/47 5/27 at 100.00 N/R   2,755,042
South Fork III Community Development District, Florida,
Special Assessment Revenue Bonds, Refunding Series
2018:
1,510 5.000%, 5/01/38 5/28 at 100.00 N/R   1,502,329
3,750 5.375%, 5/01/49 5/28 at 100.00 N/R   3,681,450
South Miami Health Facilities Authority, Florida, Hospital
Revenue Bonds, Baptist Health Systems of South Florida
Obligated Group, Refunding Series 2017:
11,500 4.000%, 8/15/42 8/27 at 100.00 A1   11,317,610
25,110 4.000%, 8/15/42, (UB) 8/27 at 100.00 A1   24,711,755
18,615 4.000%, 8/15/47 8/27 at 100.00 A1   17,597,877
37,450 4.000%, 8/15/47, (UB) 8/27 at 100.00 A1   35,403,732
South Village Community Development District, Clay
County, Florida, Capital Improvement Revenue Bonds,
Refunding Series 2016A2:
400 4.875%, 5/01/35 5/26 at 100.00 N/R   399,524
100 5.000%, 5/01/38 5/26 at 100.00 N/R   99,469
2,015 South-Dade Venture Community Development District, Florida, Special
Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34
5/23 at 101.00 N/R   2,035,734

95
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Spencer Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2019:
$ 1,000 5.000%, 5/01/39 5/29 at 100.00 N/R   $ 987,620
1,250 5.250%, 5/01/49 5/29 at 100.00 N/R   1,209,275
Spring Lake Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Area One Project, Series 2014:
2,125 5.125%, 11/01/34 11/24 at 100.00 N/R   2,133,989
3,265 5.500%, 11/01/44 11/24 at 100.00 N/R   3,274,436
Spring Lake Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Area Two Project, Series 2017:
1,525 5.125%, 11/01/37, 144A 11/27 at 100.00 N/R   1,528,934
3,000 5.250%, 11/01/47, 144A 11/27 at 100.00 N/R   2,907,270
1,250 St. Augustine Community Development District, St. Johns County,
Florida, Special Assessment Bonds, 2022 Project, Series 2022,
5.500%, 6/15/53
6/33 at 100.00 N/R   1,228,200
2,400 State of Florida, Board of Governors, Florida Polytechnic University,
Florida, Dormitory Revenue Bonds, Series 2023A, 4.250%, 7/01/39 -
BAM Insured
7/33 at 100.00 AA   2,420,520
2,205 Stonegate Community Development District, Florida, Special
Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34
5/23 at 100.00 N/R   2,205,463
885 Stoneybrook North Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area One Project, Series
2017A-3, 5.875%, 11/01/29
5/23 at 101.00 N/R   894,266
1,000 Stoneybrook North Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area Two Project, Series
2022, 6.375%, 11/01/52, 144A
11/42 at 100.00 N/R   1,041,020
1,000 Stoneybrook South at Championsgate Community Development
District, Osceola County, Florida, Special Assessment Revenue Bonds,
2023 Assessment Area Series 2023, 5.500%, 6/15/53, 144A
6/33 at 100.00 N/R   1,004,560
2,500 Stoneybrook South Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area One Project, Series
2013, 6.500%, 5/01/39
5/23 at 100.00 N/R   2,506,950
3,945 Stoneybrook South Community Development District, Osceola County,
Florida, Special Assessment Revenue Bonds, Assessment Area Two-A
Project, Series 2014, 5.500%, 11/01/44
11/29 at 100.00 N/R   4,006,739
1,075 Storey Creek Community Development District, Osceloa County,
Florida, Special Assessment Bonds, Assessment Area 2 Project, Series
2022, 5.375%, 6/15/52, 144A
6/32 at 100.00 N/R   1,046,308
Summer Woods Community Development District,
Manatee County, Florida, Special Assessment Bonds,
Area 1 Project, Series 2018A-1:
500 5.250%, 11/01/38, 144A 11/28 at 100.00 N/R   503,510
1,320 5.375%, 11/01/48, 144A 11/28 at 100.00 N/R   1,299,052
1,540 Summer Woods Community Development District, Manatee County,
Florida, Special Assessment Bonds, Area 3, Series 2021, 4.000%,
5/01/52, 144A
5/31 at 100.00 N/R   1,193,207
1,561 Summit At Fern Hill Community Development District, Hillsborough
County, Florida, Special Assessment Revenue Bonds, Series 2016,
5.000%, 5/01/46
5/27 at 100.00 N/R   1,482,560
1,850 Summit View Community Development District, Dade City, Florida,
Special Assessment Revenue Bonds, Series 2021A, 5.000%, 5/01/52
No Opt. Call N/R   1,624,374

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
96
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 820 Summit View Community Development District, Dade City, Florida,
Special Assessment Revenue Bonds, Series 2021B, 5.000%, 5/01/41
No Opt. Call N/R   $ 735,417
Sunbridge Stewardship District, Florida, Special
Assessment Revenue Bonds, Weslyn Park Project, Series
2022:
1,000 5.200%, 5/01/42, 144A 5/32 at 100.00 N/R   964,780
2,000 5.350%, 5/01/52, 144A 5/32 at 100.00 N/R   1,906,500
1,500 Tampa, Florida, Hospital Revenue Bonds, H. Lee Moffitt Cancer Center
Project, Series 2020B, 4.000%, 7/01/45
7/30 at 100.00 A-   1,432,365
1,815 Tapestry Community Development District, Florida, Special Assessment
Revenue Bonds, Series 2016, 5.000%, 5/01/46
5/26 at 100.00 N/R   1,719,767
2,000 Terreno Community Development District, Collier County, Florida,
Special Assessment Bonds, Series 2023, 5.250%, 5/01/53
5/33 at 100.00 N/R   1,929,620
5,630 Three Rivers Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2019A-1, 4.750%, 5/01/50
5/29 at 100.00 N/R   5,016,780
6,750 Three Rivers Community Development District, Florida, Special
Assessment Revenue Bonds, South Assessment Area Series 2021B,
4.625%, 5/01/36, 144A
9/23 at 100.00 N/R   6,242,130
Timber Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2018:
995 5.000%, 11/01/38, 144A 11/32 at 100.00 N/R   986,533
1,250 5.000%, 11/01/48, 144A 11/32 at 100.00 N/R   1,172,825
Tohoqua Community Development District, Florida,
Special Assessment Revenue Bonds, Series 2018:
905 4.700%, 5/01/38, 144A 5/28 at 100.00 N/R   869,596
1,075 4.800%, 5/01/48, 144A 5/28 at 100.00 N/R   979,433
Tolomato Community Development District, Florida,
Special Assessment Bonds, Expansion Parcel Project,
Series 2018:
580 4.850%, 5/01/38, 144A 5/28 at 100.00 N/R   564,984
975 5.000%, 5/01/48, 144A 5/28 at 100.00 N/R   924,358
4,795 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.625%,
5/01/40, 144A
5/28 at 100.00 N/R   4,886,249
18,550 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)
5/23 at 100.00 N/R   16,707,243
23,470 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)
5/23 at 100.00 N/R   235
8,045 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2022A, 4.000%, 5/01/40 - AGM
Insured, 144A, (UB) (5)
5/32 at 100.00 AA   8,085,145
2,265 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Subordinate Lien Series 2018B-2,
5.125%, 5/01/39
5/28 at 100.00 N/R   2,267,039
3,225 Toscana Isles Community Development District, Venice, Florida, Special
Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44
11/26 at 102.00 N/R   3,369,383
280 Towne Park Community Development District, Florida, Special
Assessment Bonds, Area 2B Project, Series 2018, 5.375%, 5/01/38
5/29 at 100.00 N/R   285,076
Towne Park Community Development District, Florida,
Special Assessment Bonds, Area 3A Project, Series 2018:
1,265 5.375%, 5/01/38 5/29 at 100.00 N/R   1,287,897
2,595 5.500%, 5/01/49 5/29 at 100.00 N/R   2,608,961

97
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,225 Towne Park Community Development District, Florida, Special
Assessment Bonds, Area 3B Project, Series 2019, 4.625%, 5/01/50
5/30 at 100.00 N/R   $ 1,091,218
1,755 Towne Park Community Development District, Florida, Special
Assessment Bonds, Area 3C Project, Series 2019, 4.625%, 5/01/50
5/30 at 100.00 N/R   1,562,564
4,865 Tradition Community Development District 1, Port Saint Lucie, Florida,
Irrigation System Revenue Bonds, Existing System Series 2017,
4.500%, 10/01/47
10/27 at 100.00 N/R   4,231,820
825 Trevesta Community Development District, Manatee County, Florida,
Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1,
5.375%, 11/01/36
11/28 at 100.00 N/R   838,497
Trevesta Community Development District, Manatee
County, Florida, Special Assessment Revenue Bonds,
Assessment Area 1 - Phase 2 Project, Series 2018:
705 5.250%, 11/01/39, 144A 11/30 at 100.00 N/R   707,150
975 5.375%, 11/01/49, 144A 11/30 at 100.00 N/R   956,758
750 Triple Creek Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 -
AGM Insured
11/32 at 100.00 N/R   815,438
2,795 Triple Creek Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, Series 2019A, 4.750%, 5/01/50
5/29 at 100.00 N/R   2,490,569
950 Triple Creek Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, Series 2019B, 4.875%, 5/01/32
No Opt. Call N/R   958,313
Trout Creek Community Development District, Saint
Johns County, Florida, Capital Improvement Revenue
Bonds, Series 2018:
1,100 5.375%, 5/01/38 5/28 at 100.00 N/R   1,109,702
3,355 5.500%, 5/01/49 5/28 at 100.00 N/R   3,353,121
1,055 Trout Creek Community Development District, Saint Johns County,
Florida, Capital Improvement Revenue Bonds, Series 2020, 4.000%,
5/01/51
5/30 at 100.00 N/R   821,824
TSR Community Development District, Pasco County,
Florida, Special Assessment Revenue Bonds, Northwest
Assessment Area Parcels A, B & C, Series 2018:
1,400 5.000%, 11/01/39 11/29 at 100.00 N/R   1,382,318
2,500 5.125%, 11/01/49 11/29 at 100.00 N/R   2,370,400
TSR Community Development District, Pasco County,
Florida, Special Assessment Revenue Bonds, Village 1
Project, Series 2015:
275 5.000%, 11/01/36 11/25 at 100.00 N/R   275,184
555 5.125%, 11/01/45 11/25 at 100.00 N/R   536,286
2,435 TSR Community Development District, Pasco County, Florida, Special
Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%,
11/01/45
11/28 at 100.00 N/R   2,459,253
1,500 Tuckers Pointe Community Development District, Charlotte County,
Florida, Special Assessment Notes, Phase 1 Project, Series 2022,
4.000%, 5/01/52
5/32 at 100.00 N/R   1,162,215
10,350 Twin Creeks North Community Development District, Florida, Special
Assessment Bonds, Master Infrastructure Improvements, Series
2016A-1, 6.375%, 11/01/47
11/31 at 100.00 N/R   10,662,363
2,365 Twin Creeks North Community Development District, Florida, Special
Assessment Bonds, Master Infrastructure Improvements, Series
2016A-2, 6.375%, 11/01/47
11/31 at 100.00 N/R   2,436,376

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
98
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 615 Two Creeks Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2016A-2, 4.750%, 5/01/37
5/26 at 100.00 N/R   $ 595,025
2,000 Two Rivers North Community Development District, Pasco County,
Florida, Special Assessment Bonds, 2022 Project, Series 2022,
5.250%, 5/01/52, 144A
5/32 at 100.00 N/R   1,908,260
5,000 Two Rivers West Community Development District, Pasco County,
Florida, Special Assessment Bonds, 2022 Project, Series 2022,
6.250%, 5/01/53, 144A
5/33 at 100.00 N/R   5,063,000
255 Union Park Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2016A-1, 5.375%, 11/01/37
11/27 at 100.00 N/R   257,920
1,990 Union Park East Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment  Area 1 Series 2017A-1,
5.500%, 11/01/47, 144A
11/28 at 100.00 N/R   1,992,607
Union Park East Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment  Area 2 Series 2019A-1:
1,470 5.000%, 11/01/39, 144A 11/29 at 100.00 N/R   1,451,434
2,625 5.125%, 11/01/49, 144A 11/29 at 100.00 N/R   2,505,825
860 Union Park East Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment  Area 2 Series 2019A-2,
5.250%, 5/01/49, 144A
No Opt. Call N/R   829,496
1,055 Venetian Parc Community Development District, Miami-Dade County,
Florida, Special Assessment Bonds, Area One Project, Series 2013,
6.500%, 11/01/43
11/28 at 100.00 N/R   1,142,132
Veranda Community Development District II, Florida,
Special Assessment Revenue Bonds, Assessment Area 4
Veranda Oaks, Refunding Series 2021:
945 4.000%, 5/01/51, 144A 5/31 at 100.00 N/R   736,136
795 4.000%, 5/01/51, 144A 5/31 at 100.00 N/R   619,289
Veranda Community Development District II, Florida,
Special Assessment Revenue Bonds, Assessment Area
One-Gardens East Project, Series 2018A:
1,135 5.000%, 11/01/39 11/29 at 100.00 N/R   1,120,960
1,075 5.000%, 11/01/39 11/29 at 100.00 N/R   1,061,702
1,850 5.125%, 11/01/49 11/29 at 100.00 N/R   1,756,242
1,760 5.125%, 11/01/49 11/29 at 100.00 N/R   1,670,803
1,075 Veranda Community Development District II, Florida, Special
Assessment Revenue Bonds, Assessment Area Three, Four and Five,
Series 2018B, 5.875%, 11/01/32
5/23 at 101.00 N/R   1,086,610
4,400 Verandah West Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Series 2013, 5.000%,
5/01/33
5/23 at 100.00 N/R   4,400,308
Verano 2 Community Development District, Florida,
Special Assessment Revenue Bonds, District 2 Pod A
Project, Series 2017:
1,640 4.750%, 11/01/38 11/27 at 100.00 N/R   1,576,368
2,200 5.000%, 11/01/48 11/27 at 100.00 N/R   2,052,446
Verano 2 Community Development District, Florida,
Special Assessment Revenue Bonds, District 2 Pod B
Project, Series 2017:
1,295 4.750%, 11/01/38 11/27 at 100.00 N/R   1,244,754
1,795 5.000%, 11/01/48 11/27 at 100.00 N/R   1,674,609

99
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Verano 2 Community Development District, Florida,
Special Assessment Revenue Bonds, District 2 Pod C
Project, Series 2017:
$ 895 5.000%, 11/01/38 11/27 at 100.00 N/R   $ 890,176
1,410 5.125%, 11/01/48 11/27 at 100.00 N/R   1,341,446
Verano 3 Community Development District, Florida,
Special Assessment Bonds, Phase 2 Assessment Area,
Series 2022:
1,140 6.450%, 11/01/42 11/32 at 100.00 N/R   1,186,147
1,500 6.625%, 11/01/52 11/32 at 100.00 N/R   1,564,665
1,195 Verano 4 Community Development District, Florida, Special
Assessment Revenue Bonds, Arbor Creek Phase One Assessment
Area Series 2023, 5.625%, 5/01/53, 144A , (WI/DD, Settling 4/06/23)
5/33 at 100.00 N/R   1,204,990
1,625 Villages of Glen Creek Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area 4, Series
2022, 5.250%, 5/01/53, 144A
5/32 at 100.00 N/R   1,551,664
1,025 Villamar Community Development District, Winter Haven, Florida,
Special Assessment Revenue Bonds, Phase 4 Project, Series 2022,
4.125%, 5/01/52, 144A
5/32 at 100.00 N/R   812,579
1,790 Villamar Community Development District, Winter Haven, Florida,
Special Assessment Revenue Bonds, Series 2019, 4.875%, 5/01/50
5/29 at 100.00 N/R   1,626,251
1,260 Villamar Community Development District, Winter Haven, Florida,
Special Assessment Revenue Bonds, Series 2020, 4.000%, 5/01/51
5/30 at 100.00 N/R   983,002
1,000 Waterford Community Development District, Hernando County, Florida,
Capital Improvement Revenue Bonds, Assessment Area One, Series
2023, 5.600%, 5/01/53
5/33 at 100.00 N/R   988,470
Waterset Central Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2018:
1,925 5.125%, 11/01/38, 144A 11/28 at 100.00 N/R   1,926,848
4,000 5.250%, 11/01/49, 144A 11/28 at 100.00 N/R   3,860,960
Waterset North Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2014:
1,940 5.125%, 11/01/35 11/24 at 100.00 N/R   1,947,333
1,595 5.250%, 5/01/39 5/27 at 100.00 N/R   1,599,578
1,340 Wellness Ridge Community Development District, Florida, Special
Assessment Bonds Area 1 Series 2023, 5.375%, 6/15/53 , (WI/DD,
Settling 4/20/23)
No Opt. Call N/R   1,334,935
4,165 West Port Community Developement District, Charlotte County, Florida,
Special Assessment Bonds, Assessment Area 1- 2021 Project, Series
2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   3,241,953
715 West Villages Improvement District, Florida, Special Assessment
Revenue Bonds, Unit Development 7 Villages F-1 & F-5, Series 2021,
4.000%, 5/01/51
5/31 at 100.00 N/R   557,693
West Villages Improvement District, Florida, Special
Assessment Revenue Bonds, Unit of Development 7
Master Infrastructure, Series 2019:
3,030 4.750%, 5/01/39 5/29 at 100.00 N/R   2,888,984
6,500 5.000%, 5/01/50 5/29 at 100.00 N/R   6,071,585
710 West Villages Improvement District, Florida, Special Assessment
Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019,
5.000%, 5/01/50, 144A
5/29 at 100.00 N/R   663,204

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
100
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 3,000 West Villages Improvement District, Florida, Special Assessment
Revenue Bonds, Unit of Development 8 Master Infrastructure, Series
2022, 5.500%, 5/01/53
5/33 at 100.00 N/R   $ 2,974,710
2,500 West Villages Improvement District, Florida, Special Assessment
Revenue Bonds, Unit of Development 9 Series 2023, 5.625%,
5/01/53, 144A , (WI/DD, Settling 4/18/23)
5/33 at 100.00 N/R   2,515,150
Westside Community Development District, Osceola
County, Florida, Special Assessment Revenue Bonds,
Solara Phase 1 Assessment Area, Series 2018:
475 5.000%, 5/01/38, 144A 5/28 at 100.00 N/R   472,326
575 5.200%, 5/01/48, 144A 5/28 at 100.00 N/R   555,358
3,250 Westside Haines City Community Development District, Florida, Special
Assessment Bonds, Area 1 Project, Series 2021, 4.000%, 5/01/52
5/31 at 100.00 N/R   2,511,242
Westview North Community Development District,
Miami-Dade County, Florida, Special Assessment Bonds,
2022 Project, Series 2022:
750 5.750%, 6/15/42, 144A 6/32 at 100.00 N/R   760,080
1,500 6.000%, 6/15/52, 144A 6/32 at 100.00 N/R   1,518,855
2,580 Willow Hammock Community Development District, Manatee County,
Florida, Special Assessment Revenue Bonds, Series 2017, 5.000%,
11/01/47, 144A
11/27 at 100.00 N/R   2,443,699
Willows Community Development District, Florida,
Special Assessment Bonds, Series 2019:
1,500 5.000%, 5/01/39 5/29 at 100.00 N/R   1,481,430
3,000 5.200%, 5/01/50 5/29 at 100.00 N/R   2,864,010
1,870 Winding Cypress Community Development District, Collier County,
Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area,
Series 2015, 5.000%, 11/01/45
11/26 at 100.00 N/R   1,783,830
1,000 Winding Cypress Community Development District, Collier County,
Florida, Special Assessment Bonds, Series 2019, 5.000%, 11/01/49
11/29 at 100.00 N/R   929,550
525 Windward Community Development District, Florida, Special
Assessment Bonds, Series 2020A-2, 4.400%, 11/01/35
No Opt. Call N/R   492,765
Wiregrass Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2014:
300 5.375%, 5/01/35 5/25 at 100.00 N/R   303,186
2,370 5.625%, 5/01/45 5/25 at 100.00 N/R   2,383,485
Wiregrass Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2016:
915 4.875%, 5/01/36 5/26 at 100.00 N/R   905,164
1,700 5.000%, 5/01/47 5/26 at 100.00 N/R   1,606,585
1,000 Woodcreek Community Development District, Pasco County, Florida,
Capital Improvement Revenue Bonds, Assessment Area 1, Series
2022, 6.000%, 5/01/53
5/33 at 100.00 N/R   1,027,100
Wynnmere East Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2016:
510 5.125%, 5/01/36 5/28 at 100.00 N/R   512,101
925 5.500%, 5/01/46 5/28 at 100.00 N/R   927,072
Zephyr Lakes Community Development District, Pasco
County, Florida, Capital Improvement Revenue Bonds,
Series 2019:
1,500 5.500%, 11/01/39, 144A 11/30 at 100.00 N/R   1,525,590
2,575 5.625%, 11/01/49, 144A 11/30 at 100.00 N/R   2,587,514
Total Florida 3,118,875,392

101
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Georgia - 2.2%
Atlanta Development Authority, Georgia, Senior
Health Care Facilities Revenue Bonds, Georgia Proton
Treatment Center Project, Current Interest Series
2017A-1:
$ 500 6.500%, 1/01/29 (4) 1/28 at 100.00 N/R   $ 225,000
24,900 6.750%, 1/01/35 (4) 1/28 at 100.00 N/R   11,205,000
31,660 7.000%, 1/01/40 (4) 1/28 at 100.00 N/R   14,247,000
1,485 Atlanta Urban Residential Finance Authority, Georgia, Multifamily
Housing Revenue Bonds, Testletree Village Apartments, Series 2013A,
5.000%, 11/01/48
11/23 at 100.00 B   1,162,903
8,810 Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B,
4.000%, 7/01/49, (AMT), (UB) (5)
7/29 at 100.00 AA-   8,369,676
4,385 Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender
Option Trust 2015-XF0234, 7.262%, 11/01/24, 144A, (IF) (5)
No Opt. Call AA-   5,135,931
41,365 Brookhaven Development Authority, Georgia, Revenue Bonds,
Children's Healthcare of Atlanta, Inc. Project, Series 2019A, 4.000%,
7/01/49, (UB) (5)
7/29 at 100.00 Aa2   40,183,616
420 Burke County Development Authority, Georgia, Pollution Control
Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series
2017D, 4.125%, 11/01/45
2/28 at 100.00 BBB   384,035
5,510 Classic Center Authority, Clarke County, Georgia, Revenue Bonds,
Classic Center Arena Project Series 2021, 3.000%, 5/01/61
5/32 at 100.00 AA   4,063,845
18,710 Cobb County Kennestone Hospital Authority, Georgia, Revenue
Anticipation Certificates, Wellstar Health System, Inc. Project, Series
2022A, 4.000%, 4/01/52, (UB) (5)
4/32 at 100.00 A2   17,181,019
5,515 Cobb County Kennestone Hospital Authority, Georgia, Revenue
Anticipation Certificates, Wellstar Health System, Series 2017A,
5.000%, 4/01/47, (UB) (5)
4/27 at 100.00 A2   5,619,454
Dalton Development Authority, Georgia, Revenue
Certificates, Hamilton Health Care System Inc., Series
2017:
1,000 4.000%, 8/15/41, (UB) (5) 2/28 at 100.00 AA-   984,320
22,510 4.000%, 8/15/48, (UB) (5) 2/28 at 100.00 AA-   20,778,756
6,030 4.000%, 8/15/48 , (WI/DD, Settling 4/10/23) (5) 2/28 at 100.00 AA-   5,566,271
4,750 Douglas County Development Authority, Georgia, Charter School
Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%,
10/01/43
10/23 at 100.00 N/R   4,772,372
Fulton County Development Authority, Georgia, Hospital
Revenue Bonds, Wellstar Health System, Inc Project,
Series 2017A:
10,000 5.000%, 4/01/47, (UB) (5) 4/27 at 100.00 A2   10,189,400
7,785 4.000%, 4/01/50, (UB) (5) 4/30 at 100.00 A2   7,229,229
4,330 Gainesville and Hall County Hospital Authority, Georgia, Revenue
Anticipation Certificates, Northeast Georgia Health Services Inc.,
Series 2021A, 3.000%, 2/15/51, (UB) (5)
2/31 at 100.00 A   3,124,182
2,630 Gainesville and Hall County Hospital Authority, Georgia, Revenue
Anticipation Certificates, Northeast Georgia Health Services Inc.,
Tender Option Bond Trust 2015-XF1016, 8.097%, 8/15/49, 144A, (IF)
(5)
2/25 at 100.00 AA-   3,280,715
Georgia Municipal Electric Authority, Plant Vogtle Units 3
& 4 Project M Bonds, Series 2019A:
34,110 4.000%, 1/01/59, (UB) (5) 7/28 at 100.00 BBB+   30,490,588
25,395 5.000%, 1/01/63, (UB) (5) 7/28 at 100.00 BBB+   25,705,581

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
102
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Georgia (continued)
$ 7,000 Griffin-Spalding County Hospital Authority, Georgia, Revenue
Anticipation Certificates, Wellstar Health System Inc., Series 2017A,
4.000%, 4/01/42, (UB) (5)
4/27 at 100.00 A2   $ 6,836,480
Macon-Bibb County Urban Development Authority,
Georgia, Revenue Bonds, Academy for Classical
Education, Series 2017:
1,840 5.875%, 6/15/47, 144A 6/27 at 100.00 N/R   1,847,599
1,550 6.000%, 6/15/52, 144A 6/27 at 100.00 N/R   1,559,858
Main Street Natural Gas Inc., Georgia, Gas Supply
Revenue Bonds, Series 2019A:
20,610 5.000%, 5/15/43, (UB) (5) 5/29 at 100.00 A3   20,725,828
10,575 5.000%, 5/15/49, (UB) , (WI/DD, Settling 4/04/23) (5) No Opt. Call A3   10,706,976
11,600 Municipal Electric Authority of Georgia, 4.000%, 1/01/49, (UB) (5) 7/28 at 100.00 N/R   11,060,948
5,765 Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project
J Bonds, Series 2015A, 5.000%, 7/01/60, (UB) (5)
7/25 at 100.00 BBB+   5,787,311
Municipal Electric Authority of Georgia, Plant Vogtle
Units 3 & 4 Project J Bonds, Series 2019A:
61,095 5.000%, 1/01/49 - BAM Insured, (UB) (5) 7/28 at 100.00 AA   63,369,567
28,170 5.000%, 1/01/59, (UB) (5) 7/28 at 100.00 BBB+   28,462,404
11,200 Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project
J Bonds, Series 2023A, 5.000%, 7/01/64 - AGM Insured, (UB) (5)
1/33 at 100.00 BBB+   11,652,928
11,650 Municipal Electric Authority of Georgia, Project One Revenue Bonds,
Subordinate Lien Series 2019A, 4.000%, 1/01/49 - BAM Insured, (UB)
(5)
1/29 at 100.00 A2   11,108,625
15,220 Walton County, Georgia, Walton Industrial Building Authority, Walton
County Jail Facilities Project, Series 2021, 4.000%, 2/01/52, (UB) (5)
2/32 at 100.00 AA   14,893,074
3,330 White County Development Authority, Georgia, Revenue Bonds Truett
McConnell University, Series 2019, 5.250%, 10/01/49
10/26 at 103.00 N/R   2,844,353
Total Georgia 410,754,844
Guam - 0.0%
Guam A.B. Won Pat  International Airport Authority,
Revenue Bonds, Series 2013C:
675 6.375%, 10/01/43, (AMT) 10/23 at 100.00 Baa2   685,996
735 6.375%, 10/01/43, (Pre-refunded 10/01/23), (AMT) 10/23 at 100.00 Baa2  (7) 746,973
Total Guam 1,432,969
Hawaii - 0.1%
3,530 Hawaii County, Hawaii, Special Tax Revenue Bonds, Community
Facilities District 1-2021, Kaloko Heights Project, Series 2023, 7.250%,
5/15/52, 144A
5/33 at 100.00 N/R   3,491,594
1,565 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%,
1/01/45, 144A
1/25 at 100.00 Ba3   1,348,936
3,040 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33, 144A
7/23 at 100.00 BB   3,051,461
16,795 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects,
Refunding Series 2017B, 4.000%, 3/01/37, (AMT), (UB) (5)
3/27 at 100.00 Baa1   16,218,931
Total Hawaii 24,110,922

103
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Idaho - 0.3%
$ 3,382 Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special
Assessment Bonds, Assessment Area One, Series 2011, 9.000%,
9/01/40
5/23 at 100.00 N/R   $ 3,386,126
29,935 Idaho Falls Auditorium District, Idaho, Certifications of
Participation,  Annual Appropriation Series 2021, 5.250%, 5/15/51,
144A
5/26 at 102.00 N/R   22,223,145
9,000 Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health
System Project, Series 2021A, 3.000%, 3/01/51, (UB) (5)
3/32 at 100.00 A3   6,688,620
955 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Compass Public Charter School, Inc. Project, Series 2018A,
6.000%, 7/01/49, 144A
7/28 at 100.00 BB   994,900
4,040 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Doral Academy of Idaho, Series 2021A, 5.000%, 7/15/56,
144A
7/26 at 103.00 N/R   3,213,618
715 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Doral Academy of Idaho, Taxable Series 2021B, 5.750%,
7/15/31, 144A
7/26 at 103.00 N/R   638,523
Idaho Housing and Finance Association, Nonprofit
Facilities Revenue Bonds, Gem Prep Meridian North LLC,
Series 2020A:
680 4.500%, 7/01/30, 144A 7/25 at 100.00 N/R   618,127
2,270 5.000%, 7/01/40, 144A 7/25 at 100.00 N/R   1,909,388
6,040 5.250%, 7/01/55, 144A 7/25 at 100.00 N/R   4,821,973
275 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Gem Prep Meridian North LLC, Series 2020B, 5.250%,
7/01/27, 144A
7/25 at 100.00 N/R   258,481
2,220 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Gem Prep Meridian South Charter School Project, Series 2021,
4.000%, 5/01/56, 144A
11/25 at 100.00 N/R   1,502,252
Idaho Housing and Finance Association, Nonprofit
Facilities Revenue Bonds, Xavier Charter School, Inc.
Project, Series 2015A:
975 5.000%, 6/01/35 6/25 at 100.00 BBB   994,734
2,380 5.000%, 6/01/44 6/25 at 100.00 BBB   2,397,041
2,500 Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special
Assessment Bonds, Series 2021, 3.750%, 9/01/51, 144A
12/26 at 103.00 N/R   1,828,800
Total Idaho 51,475,728
Illinois - 10.7%
6,410 Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway
Redevelopment Project, Series 2007A, 5.700%, 5/01/36
5/23 at 100.00 N/R   6,409,551
2,960 Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%,
1/01/24
5/23 at 100.00 N/R   2,886,107
4,000 Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1,
Refunding Series 2019, 5.250%, 3/01/41
3/28 at 100.00 N/R   3,699,120
4,440 Central Illinois Economic Development Authority, Illinois, Multifamily
Housing Revenue Bonds, Huntington Ridge Apartments Project,
Series 2014, 5.000%, 8/01/30
8/24 at 100.00 N/R   4,112,594
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2016:
11,130 5.750%, 4/01/35, (UB) (5) 4/27 at 100.00 A   11,837,645
38,215 6.100%, 4/01/36, (UB) (5) 4/27 at 100.00 A   41,110,551
119,345 6.000%, 4/01/46, (UB) (5) 4/27 at 100.00 A   125,596,291

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
104
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2017:
$ 6,115 5.000%, 4/01/42, (UB) (5) 4/27 at 100.00 A   $ 6,156,215
4,685 5.000%, 4/01/46, (UB) (5) 4/27 at 100.00 A   4,694,792
7,500 Chicago Board of Education, Illinois, Dedicated Capital Improvement
Tax Revenue Bonds, Series 2018, 5.000%, 4/01/46, (UB) (5)
4/28 at 100.00 A   7,565,775
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2023:
5,550 5.000%, 4/01/45, (UB) (5) 4/33 at 100.00 A   5,694,855
11,825 5.750%, 4/01/48, (UB) (5) 4/33 at 100.00 A   12,894,453
885 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%,
12/01/32
12/24 at 100.00 BB+   893,823
33,500 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues Series 2012A, 5.000%, 12/01/42
5/23 at 100.00 Ba2   32,719,115
14,025 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39
12/24 at 100.00 BB+   14,176,891
16,800 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42,
144A
12/27 at 100.00 BB+   18,339,720
1,245 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/34
12/27 at 100.00 BB+   1,282,151
7,000 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/46
12/27 at 100.00 BB+   6,894,440
255,480 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Series 2016A, 7.000%, 12/01/44
12/25 at 100.00 BB+   270,526,443
42,670 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A
12/27 at 100.00 BB+   46,320,845
8,750 Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds,
Second Lien Series 2017, 5.000%, 12/01/46, (UB) (5)
12/26 at 100.00 A+   8,973,125
Chicago Transit Authority, Illinois, Sales Tax Receipts
Revenue Bonds, Second Lien Series 2020A:
8,445 4.000%, 12/01/50 - BAM Insured, (UB) (5) 12/29 at 100.00 AA   8,266,979
6,905 4.000%, 12/01/55 - BAM Insured, (UB) (5) 12/29 at 100.00 AA   6,546,493
6,500 5.000%, 12/01/55, (UB) (5) 12/29 at 100.00 A+   6,748,365
Chicago Transit Authority, Illinois, Sales Tax Receipts
Revenue Bonds, Second Lien Series 2022A:
21,000 5.000%, 12/01/46 - BAM Insured, (UB) (5) 12/31 at 100.00 AA   22,335,600
7,875 5.000%, 12/01/52, (UB) (5) 12/31 at 100.00 A+   8,149,837
6,195 5.000%, 12/01/57, (UB) (5) 12/31 at 100.00 A+   6,320,201
Chicago Transit Authority, Illinois, Sales Tax Receipts
Revenue Bonds, Series 2014:
52,720 5.000%, 12/01/44, (UB) 12/24 at 100.00 AA   53,415,904
Chicago Transit Authority, Illinois, Sales Tax Receipts
Revenue Bonds, Tender Option Bond Trust
2015-XF0232:
500 6.983%, 6/01/24 - AGM Insured, 144A, (IF) (5) No Opt. Call AA   571,430
8,000 6.983%, 6/01/44 - AGM Insured, 144A, (IF) (5) No Opt. Call AA   9,142,880
2,950 6.982%, 12/01/44 - AGM Insured, 144A, (IF) (5) No Opt. Call AA   3,371,142
Chicago Transit Authority, Illinois, Sales Tax Receipts
Revenue Bonds, Tender Option Bond Trust
2015-XF1040:
1,000 8.202%, 12/01/49, (Mandatory Put 4/07/23), 144A, (IF) 12/24 at 100.00 AA   1,055,780
2,000 8.202%, 12/01/49, 144A, (IF) (5) 12/24 at 100.00 AA   2,111,560

105
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 1,150 8.202%, 12/01/49, 144A, (IF) (5) 12/24 at 100.00 AA   $ 1,214,147
Chicago Transit Authority, Illinois, Sales Tax Receipts
Revenue Bonds, Tender Option Bond Trust
2017-XF2426:
2,600 6.951%, 12/01/44, 144A, (IF) (5) 12/24 at 100.00 AA   2,771,626
2,000 6.951%, 12/01/44, 144A, (IF) (5) 12/24 at 100.00 AA   2,132,020
3,755 6.951%, 12/01/44, 144A, (IF) (5) 12/24 at 100.00 AA   4,002,868
639 Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th
and State Redevelopoment Project, Series 2012, 6.100%, 1/15/29
4/23 at 100.00 N/R   639,099
4,264 Chicago, Illinois, Certificates of Participation, Tax Increment Allocation
Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%,
2/15/26 (4)
5/23 at 100.00 N/R   2,985,105
3,618 Chicago, Illinois, Certificates of Participation, Tax Increment Allocation
Revenue Bonds, Pullman Park/Chicago Redevelopement Project,
Series 2013A, 7.125%, 3/15/33
4/23 at 100.00 N/R   3,618,613
Chicago, Illinois, General Airport Revenue Bonds,
O'Hare International Airport, Refunding Senior Lien
Series 2018A:
4,000 5.000%, 1/01/39 1/29 at 100.00 A+   4,206,080
20,320 4.000%, 1/01/43, (UB) (5) 1/29 at 100.00 A+   19,720,560
25,550 5.000%, 1/01/48, (UB) (5) 1/29 at 100.00 A+   26,211,745
9,000 4.375%, 1/01/53, (UB) (5) 1/29 at 100.00 A+   8,726,760
10,000 5.000%, 1/01/53, (UB) (5) 1/29 at 100.00 A+   10,218,300
5,000 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Senior Lien Series 2016D, 5.000%, 1/01/52
1/27 at 100.00 A+   5,068,050
5,735 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Senior Lien Series 2017D, 5.000%, 1/01/47, (UB) (5)
1/27 at 100.00 A   5,840,983
Chicago, Illinois, General Airport Revenue Bonds,
O'Hare International Airport, Senior Lien Series 2018B:
18,485 4.000%, 1/01/44, (UB) (5) 1/29 at 100.00 A+   18,344,329
3,500 5.000%, 1/01/48, (UB) (5) 1/29 at 100.00 A+   3,662,785
Chicago, Illinois, General Airport Revenue Bonds,
O'Hare International Airport, Senior Lien Series 2022A:
10,000 4.500%, 1/01/48, (UB) (5) 1/31 at 100.00 A+   10,011,100
12,990 5.250%, 1/01/53 (5) 1/31 at 100.00 A+   13,609,493
13,475 5.000%, 1/01/55, (UB) (5) 1/32 at 100.00 A+   13,924,930
1,490 5.000%, 1/01/55 (5) 1/32 at 100.00 A+   1,539,751
6,000 Chicago, Illinois, General Obligation Bonds, Chicago Works Series
2023A, 5.500%, 1/01/43, (UB) (5)
1/30 at 100.00 Baa3   6,327,240
2,500 Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21
Program, Series 2002B, 5.500%, 1/01/37, (UB) (5)
1/25 at 100.00 Baa3   2,552,425
Chicago, Illinois, General Obligation Bonds, Project &
Refunding Series 2014A:
2,995 5.250%, 1/01/30 1/24 at 100.00 Baa3   3,022,045
1,445 5.250%, 1/01/32 1/24 at 100.00 Baa3   1,456,921
Chicago, Illinois, General Obligation Bonds, Project &
Refunding Series 2017A:
5,000 5.625%, 1/01/30, (UB) (5) 1/27 at 100.00 BBB   5,335,600
87,600 6.000%, 1/01/38, (UB) (5) 1/27 at 100.00 BBB   93,657,540
2,740 Chicago, Illinois, General Obligation Bonds, Project and Refunding
Series 2003B, 5.250%, 1/01/28, (UB) (5)
1/25 at 100.00 Baa3   2,808,034
Chicago, Illinois, General Obligation Bonds, Project and
Refunding Series 2005D:
5,000 5.500%, 1/01/33, (UB) (5) 1/25 at 100.00 Baa3   5,132,250

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
106
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 6,850 0.000%, 1/01/37, (UB) (5) 1/25 at 100.00 Baa3   $ 6,993,644
10,815 5.500%, 1/01/40, (UB) (5) 1/25 at 100.00 Baa3   10,995,611
3,365 Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C,
5.000%, 1/01/35, (UB) (5)
1/26 at 100.00 BBB   3,445,390
Chicago, Illinois, General Obligation Bonds, Series
2015A:
3,900 5.500%, 1/01/35, (UB) (5) 1/25 at 100.00 BBB   3,990,441
4,775 5.500%, 1/01/39, (UB) (5) 1/25 at 100.00 BBB   4,861,046
1,795 Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%,
1/01/44, (UB) (5)
1/29 at 100.00 BBB   1,801,067
8,110 Chicago, Illinois, General Obligation Bonds, VAribale Rate Demand
Series 2007F, 0.000%, 1/01/42, (UB) (5)
1/25 at 100.00 Baa3   8,227,433
3,000 Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 4.000%,
11/15/39, (UB) , (WI/DD, Settling 4/03/23)
11/27 at 100.00 AA-   3,009,600
Cook County, Illinois, Sales Tax Revenue Bonds, Series
2018:
1,400 4.000%, 11/15/34, (UB) (5) 11/27 at 100.00 AA-   1,446,060
11,170 4.000%, 11/15/37, (UB) (5) 11/27 at 100.00 AA-   11,267,291
1,645 4.000%, 11/15/38, (UB) (5) 11/27 at 100.00 AA-   1,654,541
6,415 Evergreen Park, Cook County, Illinois, Sales Tax Revenue Bonds,
Evergreen Plaza Development Project, Senior Lien Series 2019A,
4.375%, 12/01/36, 144A
12/29 at 100.00 N/R   5,478,795
2,000 IIllinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender
Option Bonds Trust 2015-XF0230, 6.812%, 7/01/23, 144A, (IF) (5)
No Opt. Call A1   2,099,080
Illinois Finance Authority Revenue Bonds, Ness
Healthcare NFP, Series 2016A:
11,295 6.250%, 11/01/36, 144A (4) 11/26 at 100.00 N/R   7,957,215
13,325 6.375%, 11/01/46, 144A (4) 11/26 at 100.00 N/R   8,478,431
1,145 Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable
Series 2016B, 10.000%, 11/01/24, 144A (4)
No Opt. Call N/R   1,095,078
46,000 Illinois Finance Authority Revenue Bonds, OSF Healthcare System,
Refunding Series 2018A, 4.125%, 5/15/47, (UB) (5)
11/28 at 100.00 A   43,435,040
Illinois Finance Authority, Charter School Revenue
Bonds, Art in Motion AIM Project, Series 2021A:
4,055 5.000%, 7/01/51, 144A 7/31 at 100.00 N/R   3,147,734
4,420 5.000%, 7/01/56, 144A 7/31 at 100.00 N/R   3,334,625
Illinois Finance Authority, Charter School Revenue
Bonds, Intrinsic Charter Schools Belmont School Project,
Series 2015A:
845 5.750%, 12/01/35, 144A 12/25 at 100.00 N/R   867,714
4,475 6.000%, 12/01/45, 144A 12/25 at 100.00 N/R   4,597,033
11,555 Illinois Finance Authority, Local Government Program Revenue Bonds,
Maine Township High School District Number 207 Project, Series
2019, 4.000%, 12/01/38, (UB) (5)
12/29 at 100.00 Aa1   11,869,758
Illinois Finance Authority, Revenue Bonds, Admiral at the
Lake Project, Refunding Series 2017:
4,500 5.250%, 5/15/42 5/24 at 103.00 N/R   3,600,135
1,800 5.250%, 5/15/54 5/24 at 103.00 N/R   1,319,508
27,150 5.500%, 5/15/54 5/24 at 103.00 N/R   20,718,436
12,990 Illinois Finance Authority, Revenue Bonds, Advocate Health Care
Network, Refunding Series 2014, 4.000%, 8/01/38, (UB) (5)
8/24 at 100.00 Aa3   12,760,467
17,295 Illinois Finance Authority, Revenue Bonds, Advocate Health Care
Network, Refunding Series 2015, 4.125%, 5/01/45, (UB) (5)
5/25 at 100.00 AA   16,539,900

107
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Illinois Finance Authority, Revenue Bonds, Ann & Robert
H. Lurie Children's Hospital of Chicago, Refunding Series
2017:
$ 2,500 4.000%, 8/15/37, (UB) (5) 8/27 at 100.00 AA-   $ 2,499,950
6,000 4.000%, 8/15/39, (UB) (5) 8/27 at 100.00 AA-   5,903,400
2,455 Illinois Finance Authority, Revenue Bonds, Ascension Health/
fkaPresence Health Network, Series 2016C, 4.000%, 2/15/36, (UB)
2/27 at 100.00 Aa2   2,485,810
5,190 Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series
2007, 5.375%, 11/15/39
5/23 at 100.00 N/R   4,999,268
2,000 Illinois Finance Authority, Revenue Bonds, DePaul College Prep
Foundation, Series 2023A, 5.625%, 8/01/53, 144A
8/33 at 100.00 BB+   1,961,320
Illinois Finance Authority, Revenue Bonds, Dominican
University, Refunding Series 2022:
1,300 5.000%, 3/01/47 9/32 at 100.00 BBB-   1,266,980
1,200 5.000%, 3/01/52 9/32 at 100.00 BBB-   1,147,356
88,140 Illinois Finance Authority, Revenue Bonds, Northwestern Memorial
Healthcare, Series 2017A, 4.000%, 7/15/47, (UB) (5)
1/28 at 100.00 Aa2   84,737,796
12,000 Illinois Finance Authority, Revenue Bonds, Northwestern Memorial
Healthcare, Series 2017A, 4.000%, 7/15/47 (5)
1/28 at 100.00 Aa2   11,536,800
6,000 Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
Series 2020A, 4.000%, 5/15/50, (UB) (5)
11/30 at 100.00 A   5,441,820
3,735 Illinois Finance Authority, Revenue Bonds, Roosevelt University,
Refunding Series 2020A, 5.000%, 4/01/50, 144A
4/25 at 100.00 N/R   3,100,311
2,400 Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series
2018A, 6.125%, 4/01/58, 144A
10/28 at 100.50 N/R   2,304,912
Illinois Finance Authority, Revenue Bonds, Roosevelt
University, Series 2019A:
5,150 6.125%, 4/01/49, 144A 10/28 at 100.50 N/R   5,028,460
33,605 6.125%, 4/01/58, 144A 10/28 at 100.50 N/R   32,273,906
11,345 Illinois Finance Authority, Revenue Bonds, Rush University Medical
Center Obligated Group, Series 2015A, 4.000%, 11/15/39, (UB) (5)
5/25 at 100.00 A+   10,741,673
74,495 Illinois Finance Authority, Revenue Bonds, The University of Chicago
Medical Center, Series 2016B, 4.000%, 8/15/41, (UB) (5)
2/27 at 100.00 A1   73,138,446
8,000 Illinois Finance Authority, Revenue Bonds, The University of Chicago
Revenue Bonds Tender Option Bond Trust Series 2018-XF2535,
6.777%, 10/01/48, 144A (5)
4/23 at 125.31 AA-   10,029,120
40,000 Illinois Finance Authority, Revenue Bonds, The University of Chicago,
Series 2018A, 5.000%, 10/01/48 , (WI/DD, Settling 4/10/23)
10/27 at 100.00 AA-   42,029,144
3,035 Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza,
Series 2013, 5.250%, 2/15/40
5/23 at 100.00 N/R   2,835,024
Illinois Finance Authority, Revenue Bonds, University of
Chicago, Refunding Series 2015A:
17,800 5.000%, 10/01/46, (Pre-refunded 10/01/25), (UB) 10/25 at 100.00 N/R  (7) 18,878,858
2,200 5.000%, 10/01/46, (UB) 10/25 at 100.00 AA-   2,293,764
1,660 Illinois Finance Authority, Student Housing Revenue Bonds, CHF-
Collegiate Housing Foundation - Cook LLC Northeastern Illinois
University Project, Series 2015A, 5.000%, 7/01/47
7/25 at 100.00 B-   1,371,309
6,710 Illinois Housing Development Authority, Multifamily Housing Revenue
Bonds, GNMA Collateralized - Lifelink Developments, Series 2006,
4.850%, 4/20/41, (AMT), (UB) (5)
1/23 at 100.00 AA+   6,715,033
Illinois Sports Facility Authority, State Tax Supported
Bonds, Tender Option Bond Trust 2015-XF1009:
2,245 7.160%, 12/15/23 - AGM Insured, 144A, (IF) (5) 6/24 at 100.00 BB+   2,425,184

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
108
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 3,305 7.160%, 12/15/23 - AGM Insured, 144A, (IF) (5) 6/24 at 100.00 BB+   $ 3,570,325
250 7.161%, 12/15/23 - AGM Insured, 144A, (IF) (5) 6/24 at 100.00 BB+   270,078
Illinois State, General Obligation Bonds, April Series
2014:
8,695 5.000%, 4/01/36 - AGM Insured, (UB) (5) 4/24 at 100.00 A1   8,822,556
1,300 Illinois State, General Obligation Bonds, January Series 2016, 5.000%,
1/01/41
1/26 at 100.00 Baa1   1,329,952
14,600 Illinois State, General Obligation Bonds, June Series 2022A, 5.500%,
3/01/42
3/32 at 100.00 Baa1   16,258,268
4,865 Illinois State, General Obligation Bonds, March Series 2021A, 5.000%,
3/01/46
3/31 at 100.00 Baa1   5,147,900
Illinois State, General Obligation Bonds, May Series
2014:
7,625 5.000%, 5/01/33, (UB) (5) 5/24 at 100.00 BBB+   7,727,023
100 5.000%, 5/01/36 5/24 at 100.00 Baa1   101,048
10,285 Illinois State, General Obligation Bonds, May Series 2020, 5.750%,
5/01/45
5/30 at 100.00 Baa1   11,343,532
Illinois State, General Obligation Bonds, Series 2013:
170 5.500%, 7/01/26 7/23 at 100.00 Baa1   170,859
100 5.500%, 7/01/38 7/23 at 100.00 Baa1   100,301
Illinois State, General Obligation Bonds, Tender Option
Bond Trust 2015-XF1006:
1,795 6.156%, 4/01/32 - AGM Insured, 144A, (IF) (5) 4/24 at 100.00 A2   1,922,912
6,665 Illinois State, General Obligation Bonds, Tender Option Bond Trust
2015-XF1010, 5.962%, 2/01/39 - AGM Insured, 144A, (IF) (5)
2/24 at 100.00 A2   6,923,535
Illinois State, General Obligation Bonds, Tender Option
Bond Trust 2015-XF1012:
2,750 5.962%, 7/01/28, 144A, (IF) (5) 7/23 at 100.00 BBB-   2,798,263
1,850 6.952%, 7/01/33 - AGM Insured, 144A, (IF) (5) 7/23 at 100.00 BBB-   1,882,412
8,825 Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Obligation
September Series 2016A, 4.000%, 6/15/31
6/26 at 100.00 A   8,903,366
1,200 Matteson, Illinois, Tax Increment Revenue Bonds, Limited Obligation
Series 2015, 6.500%, 12/01/35
12/26 at 100.00 N/R   1,235,964
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Refunding
Series 2020A:
8,500 4.000%, 6/15/50 - BAM Insured, (UB) (5) 12/29 at 100.00 AA   7,549,870
7,735 4.000%, 6/15/50, (UB) (5) 12/29 at 100.00 A1   6,870,382
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Series
2012B:
8,715 0.000%, 12/15/41 - AGM Insured No Opt. Call A1   3,749,454
10 0.000%, 12/15/50 No Opt. Call BBB   2,325
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Series
2015A:
7,360 5.000%, 6/15/53, (UB) (5) 12/25 at 100.00 BBB   7,385,466
5,000 5.500%, 6/15/53, (UB) (5) 12/25 at 100.00 BBB   5,079,800
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Series
2017A:
10,000 0.000%, 12/15/56 - AGM Insured No Opt. Call A1   1,929,900
15,000 0.000%, 12/15/56 - BAM Insured No Opt. Call AA   2,894,850
13,000 5.000%, 6/15/57, (UB) (5) 12/27 at 100.00 BBB   13,074,620

109
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Series
2017B:
$ 2,760 0.000%, 12/15/54 - BAM Insured No Opt. Call AA   $ 590,916
6,980 0.000%, 12/15/56 - AGM Insured No Opt. Call BBB   1,347,070
Metropolitan Pier and Exposition Authority, Illinois,
Revenue Bonds, McCormick Place Expansion Project,
Capital Appreciation Refunding Series 2010B-1:
53,700 0.000%, 6/15/44 - AGM Insured, (UB) (5) No Opt. Call BBB   20,040,840
6,270 0.000%, 6/15/44 - AGM Insured (5) No Opt. Call BBB   2,339,964
1,255 0.000%, 6/15/45 - AGM Insured No Opt. Call BBB   442,965
Metropolitan Pier and Exposition Authority, Illinois,
Revenue Bonds, McCormick Place Expansion Project,
Series 2002A:
22,150 0.000%, 12/15/37 - NPFG Insured No Opt. Call Baa2   11,558,756
12,780 0.000%, 12/15/40 - AGM Insured No Opt. Call A1   5,817,712
155 0.000%, 6/15/41 - NPFG Insured No Opt. Call Baa2   66,058
2,260 Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station
Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39
1/26 at 100.00 N/R   2,068,239
2,437 North Pullman Chicago Neighborhood Initiatives, Inc., Illinois,
Certificates of Participation, Gotham Greens Greenhouse Facility,
Redevelopment Project, Series 2018A, 6.000%, 3/15/34, 144A
4/23 at 100.00 N/R   2,419,935
4,295 Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds,
Evans Road Series 2013B, 7.000%, 12/01/33
12/23 at 100.00 N/R   4,299,853
Regional Transportation Authority, Cook, DuPage, Kane,
Lake, McHenry and Will Counties, Illinois, General
Obligation Bonds, Series 2018B:
14,340 4.000%, 6/01/45, (UB) (5) 6/28 at 100.00 AA   14,269,447
20,000 4.000%, 6/01/48, (UB) (5) 6/28 at 100.00 AA   19,674,800
0 (9) Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring
Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%,
10/15/24
No Opt. Call N/R   184
7,400 Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization
Bonds, Tender Option Bond Trust Series 2022-XL0294, 4.000%,
1/01/48 - BAM Insured, (UB) (5)
1/28 at 100.00 AA   7,007,504
51,495 Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation
Bonds, Series 2018A, 4.000%, 1/01/48, (UB) (5)
1/28 at 100.00 AA-   47,659,652
40,000 Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation
Bonds, Series 2018C, 5.250%, 1/01/48 , (WI/DD, Settling 4/10/23)
1/29 at 100.00 AA   42,346,624
8,000 Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation
Bonds, Tender Option Bond Trust Series 2018-XL0093, 7.507%,
1/01/48, 144A (5)
1/29 at 100.00 AA-   10,074,800
24,800 Southwestern Illinois Development Authority, Environmental
Improvement Revenue Bonds, US Steel Corporation Project, Series
2012, 5.750%, 8/01/42, (AMT)
5/23 at 100.00 B1   24,819,096
500 Southwestern Illinois Development Authority, Health Facility Revenue
Bonds, Memorial Group, Inc., Series 2013, 7.250%, 11/01/33, (Pre-
refunded 11/01/23)
11/23 at 100.00 N/R  (7) 512,180
14,250 State of Illinois, Income Tax Secured Revenue Bonds, Refunding
Forward Delivery Series 2022C, 5.500%, 10/01/39
10/32 at 100.00 Baa1   16,167,195
3,370 Upper Illinois River Valley Development Authority, Education Facilities
Revenue Bonds, Elgin Math & Science Academy Charter School,
Series 2023A, 5.875%, 3/01/58
3/30 at 100.00 Ba2   3,255,993

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
110
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 1,000 Upper Illinois River Valley Development Authority, Education Facilities
Revenue Bonds, Prairie Crossing Charter School, Series 2020, 5.000%,
1/01/55, 144A
1/27 at 100.00 N/R   $ 897,730
1,188 Volo Village, Illinois, Special Tax Bonds, Special Service Area 17, Series
2017, 5.500%, 3/01/47
3/25 at 100.00 N/R   1,185,885
1,187 Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain
Square, Series 2005, 6.125%, 3/01/30
5/23 at 100.00 N/R   1,187,700
3,695 Yorkville United City Business District, Illinois, Storm Water and Water
Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/26
(4)
4/23 at 100.00 N/R   1,588,850
2,145 Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds,
Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26
4/23 at 100.00 N/R   2,144,753
1,900 Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100
Raintree Village Project, Series 2013, 5.000%, 3/01/33
4/23 at 100.00 N/R   1,809,389
4,120 Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113
Cannoball & Beecher, Series 2007, 5.750%, 3/01/28
5/23 at 100.00 N/R   4,119,876
Total Illinois 1,956,456,716
Indiana - 0.9%
2,500 Anderson, Indiana, Multifamily Housing Revenue Bonds, Sweet Galilee
at the Wigwam Project, Series 2020A, 5.375%, 1/01/40, 144A
1/27 at 102.00 N/R   2,034,775
27,000 Fort Wayne, Indiana Economic Development, Solid Waste Facility
Revenue Bonds, Do Good Foods LLC Fort Wayne, Series 2022A-1,
9.000%, 12/01/44, (AMT), 144A
12/29 at 105.00 N/R   26,715,420
7,045 Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch at
Cook Road Project, Series 2018, 5.625%, 1/01/38, 144A
1/24 at 105.00 N/R   5,927,593
Fort Wayne, Indiana Multifamily Housing Revenue
Bonds, Silver Birch of Fort Wayne Project, Series 2017:
435 5.125%, 1/01/32 5/23 at 105.00 N/R   377,902
4,465 5.350%, 1/01/38 5/23 at 105.00 N/R   3,647,816
4,500 Gary Local Public Improvement Bond Bank, Indiana, Economic
Development Revenue Bonds, Drexel Foundation for Educational
Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A
6/30 at 100.00 N/R   3,888,450
250 Gary Local Public Improvement Bond Bank, Indiana, Economic
Development Revenue Bonds, Drexel Foundation for Educational
Excellence Project, Taxable Refunding Series 2020B, 5.000%, 6/01/25,
144A
No Opt. Call N/R   242,242
1,595 Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health
Project, Tender Option Bond Trust 2016-XL0019, 7.074%, 4/01/30 -
AMBAC Insured, 144A, (IF) (5)
No Opt. Call AA   2,486,525
Indiana Finance Authority, Educational Facilities Revenue
Bonds, 21st Century Charter School Project, Series
2013A:
4,060 6.000%, 3/01/33 5/23 at 100.00 B+   4,043,232
7,355 6.250%, 3/01/43 5/23 at 100.00 B+   6,729,899
7,465 Indiana Finance Authority, Educational Facilities Revenue Bonds,
Avondale Meadows Academy Peoject, Series 2017, 5.375%, 7/01/47
7/27 at 100.00 BB   7,109,965
3,050 Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle
City Preparatory Inc. Project, Series 2021A, 5.000%, 12/01/55, 144A
12/27 at 103.00 N/R   2,355,942
300 Indiana Finance Authority, Educational Facilities Revenue Bonds, Circle
City Preparatory Inc. Project, Taxable Series 2021B, 5.000%, 12/01/27,
144A
No Opt. Call N/R   281,067

111
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Indiana (continued)
$ 4,370 Indiana Finance Authority, Educational Facilities Revenue Bonds,
Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45
12/25 at 100.00 BB-   $ 4,509,447
Indiana Finance Authority, Educational Facilities Revenue
Bonds, Lighthouse Academies of Northwest Indiana Inc.
Project, Series 2016:
2,170 7.000%, 12/01/34, 144A 12/24 at 100.00 N/R   2,227,614
5,640 7.250%, 12/01/44, 144A 12/24 at 100.00 N/R   5,761,542
4,860 Indiana Finance Authority, Educational Facilities Revenue Bonds, Rock
Creek Community Academy Project, Series 2018A, 6.125%, 7/01/48,
144A
7/28 at 100.00 N/R   4,868,019
Indiana Finance Authority, Educational Facilities Revenue
Bonds, Seven Oaks Classical School Project, Series
2021A:
850 5.000%, 6/01/41 6/31 at 100.00 N/R   755,820
625 5.000%, 6/01/51 6/31 at 100.00 N/R   524,925
550 5.000%, 6/01/56 6/31 at 100.00 N/R   450,323
10,500 Indiana Finance Authority, Educational Facilities Revenue Bonds, Victory
College Prep Project, Series 2021A, 4.500%, 12/01/55, 144A
12/27 at 103.00 N/R   7,701,645
180 Indiana Finance Authority, Educational Facilities Revenue Bonds, Victory
College Prep Project, Series 2021B, 4.500%, 12/01/23
No Opt. Call N/R   176,053
21,355 Indiana Finance Authority, Environmental Improvement Revenue
Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
8/01/42, (AMT)
5/23 at 100.00 B1   21,371,443
11,440 Indiana Finance Authority, Health System Revenue Bonds, Franciscan
Alliance, Inc Obligated Group, Series 2016A, 4.000%, 11/01/51, (UB)
(5)
11/25 at 100.00 Aa3   10,745,478
2,955 Indiana Finance Authority, Health System Revenue Bonds, Franciscan
Alliance, Inc Obligated Group, Series 2016A, 4.000%, 11/01/51 (5)
11/25 at 100.00 Aa3   2,775,602
Indiana Finance Authority, Hospital Revenue Bonds,
Community Health Network Project, Tender Option
Bond Trust 2015-XF1026:
1,000 6.499%, 5/01/42, (Pre-refunded 5/01/23), 144A, (IF) (5) 5/23 at 100.00 A  (7) 1,007,200
1,000 6.499%, 5/01/42, (Pre-refunded 5/01/23), 144A, (IF) (5) 5/23 at 100.00 A  (7) 1,007,200
3,750 6.499%, 5/01/42, (Pre-refunded 5/01/23), 144A, (IF) (5) 5/23 at 100.00 A  (7) 3,777,000
1,600 6.499%, 5/01/42, (Pre-refunded 5/01/23), 144A, (IF) (5) 5/23 at 100.00 A  (7) 1,611,520
10,400 Indiana Finance Authority, Hospital Revenue Bonds, Indiana Unversity
Health Obligation Group, Fixed Rate Series 2019A, 4.000%, 12/01/49,
(UB) (5)
12/29 at 100.00 AA   9,971,312
4,000 Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere
Housing Project, Series 2016, 5.750%, 4/01/36
4/24 at 102.00 N/R   3,482,200
1,740 Saint Joseph County, Indiana, Economic Development Revenue Bonds,
Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35
5/23 at 100.00 N/R   1,746,281
1,500 Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum
Company Project,  Series 2013, 7.250%, 11/01/43, (AMT)
11/23 at 100.00 N/R   1,517,355
12,913 Terre Haute, Indiana, Economic Development Solid Waste Facility
Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A,
7.250%, 12/01/28, (AMT) (4)
No Opt. Call N/R   129
130 Terre Haute, Indiana, Economic Development Solid Waste Facility
Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017B,
7.250%, 12/01/28 (4)
No Opt. Call N/R   1
Terre Haute, Indiana, Multifamily Housing Revenue
Bonds, Silver Birch of Terre Haute Project, Series 2017:
410 5.100%, 1/01/32 5/23 at 105.00 N/R   355,527
4,560 5.350%, 1/01/38 5/23 at 105.00 N/R   3,725,429
Total Indiana 155,909,893

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
112
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Iowa - 0.5%
$ 76,975 Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue
Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42
5/23 at 100.00 BB+   $ 73,409,518
8,370 Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue
Bonds, Iowa Fertilizer Company Project, Refunding Series 2022,
5.000%, 12/01/50
12/29 at 103.00 BBB-   8,161,252
Iowa Finance Authority, Senior Housing Revenue Bonds,
PHS Council Bluffs, Inc. Project, Series 2018:
750 5.000%, 8/01/38 8/23 at 102.00 N/R   621,390
2,050 5.125%, 8/01/48 8/23 at 102.00 N/R   1,578,931
Total Iowa 83,771,091
Kansas - 0.4%
4,205 Kansas State Development Finance Authority, Facilities Revenue Bonds,
K-State Athletics Incorporated Project Series 2023C, 4.250%, 7/01/42,
(UB) (5)
7/31 at 100.00 A1   4,217,699
1,850 Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village
Inc, Series 2017A, 5.000%, 5/15/43
5/27 at 100.00 BB+   1,727,511
Olathe, Kansas, Tax Increment Revenue Bonds, Gateway
Area 1 Special Obligation Series 2006:
2,656 1.000%, 3/01/26 (4) 5/23 at 100.00 N/R   1,168,602
555 1.000%, 3/01/28 (4) No Opt. Call N/R   244,477
2,053 Olathe, Kansas, Transportation Development District Sales Tax Revenue
Bonds, Gateway Project Area lA, Series 2006, 1.750%, 12/01/28 (4)
8/22 at 100.00 N/R   410,538
5,390 Overland Park Development Corporation, Kansas, Revenue Bonds,
Convention Center Hotel, Refunding & improvement Series 2019,
5.000%, 3/01/49
3/29 at 100.00 BB-   5,119,745
2,300 Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community
Improvement District No. 1 Project, Series 2012B, 6.100%, 12/15/34
(4)
5/23 at 100.00 N/R   1,012,000
Overland Park, Kansas, Sales Tax Special Obligation
Revenue Bonds, Prairiefire at Lionsgate Project, Series
2012:
7,385 4.375%, 12/15/23 5/23 at 100.00 N/R   6,631,435
5,000 5.250%, 12/15/29 5/23 at 100.00 N/R   2,350,000
10,955 6.000%, 12/15/32 5/23 at 100.00 N/R   4,861,281
10,725 Topeka, Kansas, Utility Revenue Bonds, Refunding Series 2018A,
4.000%, 8/01/48, (UB) (5)
8/26 at 100.00 Aa3   10,528,411
9,965 University of Kansas Hospital Authority, Health Facilities Revenue
Bonds, KU Health System, Refunding & Improvement Series 2015,
5.000%, 9/01/45
9/25 at 100.00 AA-   10,168,984
University of Kansas Hospital Authority, Health Facilities
Revenue Bonds, University of Kansas Health System,
Series 2017A:
13,050 4.000%, 3/01/42, (UB) 3/27 at 100.00 AA-   12,712,397
4,710 4.000%, 3/01/42, (Pre-refunded 3/01/27), (UB) 3/27 at 100.00 N/R  (7) 4,988,596
Wyandotte County-Kansas City Unified Government,
Kansas, Sales Tax Special Obligation Bonds, Vacation
Village Project Area 1 and 2A, Series 2015:
1,000 5.750%, 9/01/32 9/25 at 100.00 N/R   924,550
10,845 6.000%, 9/01/35 9/25 at 100.00 N/R   9,996,704
Total Kansas 77,062,930

113
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Kentucky - 0.2%
$ 3,000 Bell County, Kentucky, Special Assessment Industrial Building Revenue
Bonds, Boone's Ridge Project, Series 2020, 6.000%, 12/01/40
12/30 at 100.00 N/R   $ 2,653,950
Campbellsville, Kentucky, Industrial Building Revenue
Bonds, Campbellsville University Project, Series 2017:
4,580 5.000%, 3/01/39 3/27 at 100.00 N/R   4,131,847
2,500 4.500%, 3/01/47 3/27 at 100.00 N/R   1,919,750
9,850 Fayette County School District Finance Corporation, Kentucky, School
Building Revenue Bonds, Series 2018A, 4.000%, 5/01/38
5/26 at 100.00 AA-   9,893,734
3,535 Fort Thomas, Kentucky, Special Obligation Revenue Bonds, Onr
Highland Project Series 2020B, 5.500%, 9/01/50
9/30 at 100.00 N/R   3,138,514
1,000 Kentucky Economic Development Finance Authority, Kentucky,
Healthcare Facilities Revenue Bonds, Christian Care Communities,
Inc. Obligated Group, Series 2021, 5.000%, 7/01/50
7/29 at 102.00 N/R   782,100
2,500 Kentucky Economic Development Finance Authority, Kentucky,
Healthcare Facilities Revenue Bonds, Rosedale Green Project,
Refunding Series 2015, 5.750%, 11/15/45
11/25 at 100.00 N/R   2,157,650
4,975 Newport, Kentucky, Special Obligation Revenue Bonds, Newport
Clifton Project, Series 2020B, 5.500%, 12/01/60
12/30 at 100.00 N/R   4,037,909
5,745 Union Kentucky, Special Obligation Revenue Bonds, Union Promenade
Project, Series 2022B, 5.500%, 12/01/52, 144A
12/32 at 100.00 N/R   5,274,485
1,400 Union, Kentucky, Special Obligation Revenue Bonds, Union Promenade
Project, Series 2022D, 5.750%, 12/01/52, 144A
12/32 at 100.00 N/R   1,288,294
Total Kentucky 35,278,233
Louisiana - 0.7%
35,130 Ascension Parish Industrial development Board, Louisiana, Revenue
Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%,
7/01/36
7/23 at 100.00 N/R   35,188,316
4,350 Jefferson Parish Economic Development and Port District, Louisiana,
Kenner Discovery Health Sciences Academy Project, Series 2018A,
5.625%, 6/15/48, 144A
6/28 at 100.00 N/R   4,210,234
1,115 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Revenue Bonds, Cameron Parish
GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A
11/28 at 100.00 N/R   1,169,903
Louisiana Local Government Environmental Facilities
and Community Development Authority, Louisiana,
Revenue Bonds, Terrebonne Parish GOMESA Project,
Series 2018:
1,845 5.375%, 11/01/38, 144A 11/28 at 100.00 N/R   1,912,121
1,615 5.500%, 11/01/39, 144A 11/28 at 100.00 N/R   1,682,475
1,825 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Revenue Bonds, Vermilion Parish
GOMESA Project, Green Series 2019, 4.625%, 11/01/38, 144A
11/28 at 100.00 N/R   1,828,048
4,000 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Student Housing Revenue Bonds,
Provident Group - ULM Properties LLC-University of Louisiana at
Monroe Project, Series 2019A, 5.000%, 7/01/54, 144A
7/29 at 100.00 B1   3,046,880
10,000 Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue Bonds, Westside Habilitation
Center Project, Refunding Series 2017A, 6.250%, 2/01/47, 144A
2/27 at 100.00 N/R   9,238,300
Louisiana Publc Facilities Authority, Lousiana, Revenue
Bonds, Lake Charles College Prep Project, Series 2019A:
3,315 5.000%, 6/01/49, 144A 6/27 at 100.00 N/R   2,879,906
3,760 5.000%, 6/01/58, 144A 6/27 at 100.00 N/R   3,140,164

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
114
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
$ 4,225 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln
Preparatory School Project, Series 2021A, 5.250%, 6/01/60, 144A
6/31 at 100.00 N/R   $ 3,467,500
1,480 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds,
Mentorship STEAM Academy, Series 2021A, 5.000%, 6/01/56, 144A
6/31 at 100.00 N/R   1,144,972
Louisiana Publc Facilities Authority, Lousiana, Revenue
Bonds, Young Audiences Charter School, Series 2019A:
3,600 5.000%, 4/01/49, 144A 4/27 at 100.00 N/R   3,103,668
3,965 5.000%, 4/01/57, 144A 4/27 at 100.00 N/R   3,347,649
11,820 Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds,
Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36,
(AMT), 144A
7/23 at 100.00 N/R   11,856,406
Louisiana Public Facilities Authority, Louisiana, Revenue
Bonds, Encore Academy Project, Series 2021A:
1,000 5.000%, 6/01/41, 144A 6/31 at 100.00 N/R   754,110
2,500 5.000%, 6/01/51, 144A 6/31 at 100.00 N/R   1,716,900
Louisiana Public Facilities Authority, Louisiana, Revenue
Bonds, Jefferson Rise Charter School Project, Series
2022A:
500 6.250%, 6/01/52, 144A 6/31 at 100.00 N/R   477,420
1,460 6.375%, 6/01/62, 144A 6/31 at 100.00 N/R   1,379,014
Louisiana Public Facilities Authority, Louisiana, Revenue
Bonds, Lincoln Preparatory School Project, Series 2022A:
815 6.375%, 6/01/52, 144A 6/31 at 100.00 N/R   786,206
1,530 6.500%, 6/01/62, 144A 6/31 at 100.00 N/R   1,463,215
Louisiana Public Facilities Authority, Revenue Bonds,
Lake Charles Charter Academy Foundation Project,
Series 2011A:
350 7.750%, 12/15/31 5/23 at 100.00 N/R   350,676
7,425 8.000%, 12/15/41 5/23 at 100.00 N/R   7,438,216
Louisiana Public Facilities Authority, Revenue Bonds,
Southwest Louisiana Charter Academy Foundation
Project, Series 2013A:
3,900 8.250%, 12/15/38 12/23 at 100.00 N/R   3,934,827
4,125 8.375%, 12/15/43 12/23 at 100.00 N/R   4,161,094
5,000 Louisiana Public Facilities Authority, Solid Waste Disposal Facility
Revenue Bonds,  Lousiana Pellets Inc Project, Series 2015, 7.000%,
7/01/24, (AMT), 144A (4)
No Opt. Call N/R   50
Louisiana Publics Facilities Authority, Louisiana, Revenue
Bonds, Geo Academies EBR - GEO Prep Mid-City Project,
Series 2022:
1,030 6.125%, 6/01/52, 144A 6/30 at 101.00 N/R   1,030,546
1,425 6.250%, 6/01/62, 144A 6/30 at 101.00 N/R   1,425,741
4,000 New Orleans, Louisiana, Water Revenue Bonds, Series 2015, 5.000%,
12/01/45, (Pre-refunded 12/01/25), (UB) (5)
12/25 at 100.00 A-  (7) 4,267,280
11,220 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010, 6.350%, 7/01/40, 144A
6/30 at 100.00 BB-   12,100,097
Saint Tammany Public Trust Financing Authority,
Louisiana, Revenue Bonds, Christwood Project,
Refunding Series 2015:
865 5.250%, 11/15/29 11/24 at 100.00 N/R   860,649
1,000 5.250%, 11/15/37 11/24 at 100.00 N/R   949,050
2,988 West Trace Community Development District, Westlake, Louisiana,
Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46
No Opt. Call N/R   2,571,323
Total Louisiana 132,882,956

115
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Maine - 0.0%
$ 3,950 Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade
Corporation Project, Series 2001, 6.875%, 10/01/26, (AMT)
5/23 at 100.00 B1   $ 3,958,256
Total Maine 3,958,256
Maryland - 1.5%
Anne Arundel County, Maryland, Special Tax District
Revenue Bonds, Villages at Two Rivers Projects, Series
2014:
1,035 5.125%, 7/01/36 7/24 at 100.00 N/R   1,037,443
1,840 5.250%, 7/01/44 7/24 at 100.00 N/R   1,840,349
9,260 Baltimore, Maryland, Convention Center Hotel Revenue Bonds,
Refunding Series 2017, 5.000%, 9/01/46
9/27 at 100.00 CCC+   8,760,701
1,500 Baltimore, Maryland, Special Obligation Bonds, Center/West
Development Project, Series 2017A, 5.500%, 6/01/43
6/26 at 100.00 N/R   1,514,475
3,030 Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project,
Refunding Series 2016, 5.125%, 6/01/43
6/26 at 100.00 N/R   3,033,363
2,000 Frederick County, Maryland, Special Obligation Bonds, Urbana
Community Development Authority, Refunding Series 2020C,
4.000%, 7/01/50, 144A
7/30 at 100.00 N/R   1,743,160
3,715 Frederick County, Maryland, Tax Increment and Special Tax Limited
Obligation Bonds, Jefferson Technology Park Project, Refunding
Series 2020B, 4.625%, 7/01/43, 144A
7/30 at 102.00 N/R   3,612,020
Howard County, Maryland, Special Obligation Bonds,
Annapolis Junction Town Center Project, Series 2014:
725 5.800%, 2/15/34 2/24 at 100.00 N/R   706,715
1,000 6.100%, 2/15/44 2/24 at 100.00 N/R   964,500
Maryland Economic Development Corporation, Revenue
Bonds, Chesapeake Bay Hyatt Conference Center, Series
2006A:
1,650 5.000%, 12/01/22 (4) No Opt. Call N/R   990,000
90,070 5.000%, 12/01/31 (4) 5/23 at 100.00 N/R   54,042,000
4,500 Maryland Economic Development Corporation, Revenue Bonds,
Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%,
12/01/31 (4)
5/23 at 100.00 N/R   2,700,000
Maryland Economic Development Corporation, Special
Obligation Bonds, Metro Centre Owings Mills Project,
Series 2017:
3,000 4.375%, 7/01/36 1/27 at 100.00 N/R   2,842,170
4,460 4.500%, 7/01/44 1/27 at 100.00 N/R   4,093,611
4,250 Maryland Economic Development Corporation, Special Obligation
Bonds, Port Covington Project, Series 2020, 4.000%, 9/01/50
9/30 at 100.00 N/R   3,477,095
Maryland Health and Higher Educational Facilities
Authority, Revenue Bonds, Green Street Academy, Series
2017A:
1,000 5.125%, 7/01/37, 144A 7/27 at 100.00 N/R   958,450
1,800 5.250%, 7/01/47, 144A 7/27 at 100.00 N/R   1,656,468
1,530 5.375%, 7/01/52, 144A 7/27 at 100.00 N/R   1,414,561
20,440 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42, (UB)
2/25 at 100.00 A   20,711,034
Maryland Health and Higher Educational Facilities
Authority, Revenue Bonds, MedStar Health Issue, Series
2017A:
44,955 5.000%, 5/15/45, (UB) (5) 5/27 at 100.00 A   46,218,236
17,070 4.000%, 5/15/47, (UB) (5) 5/27 at 100.00 A   16,289,901

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
116
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Maryland (continued)
Maryland Health and Higher Educational Facilities
Authority, Revenue Bonds, MedStar Health Issue, Tender
Option Bond Trust 2015-XF1021:
$ 2,495 6.157%, 8/15/42, 144A, (IF) (5) 2/25 at 100.00 A   $ 2,627,160
19,710 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, University of Maryland Medical System Issue, Taxable Series
2017D, 4.000%, 7/01/48, (UB) (5)
1/28 at 100.00 A   18,915,490
8,750 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, University of Pittsburgh Medical Center, Series 2020B, 4.000%,
4/15/45, (UB) (5)
4/30 at 100.00 A   8,370,075
11,975 Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn,
Series 2021, 4.000%, 6/01/46, (UB) (5)
6/31 at 100.00 A1   11,694,067
13,420 Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn,
Series 2022A, 4.000%, 6/01/52, (UB) (5)
6/32 at 100.00 A1   12,909,772
Montgomery County, Maryland, Revenue Bonds, Trinity
Health Credit Group, Series 2015:
22,745 4.000%, 12/01/44, (UB) (5) 6/25 at 100.00 AA-   22,277,818
9,970 5.000%, 12/01/44, (UB) (5) 6/25 at 100.00 AA-   10,189,340
5,100 Prince George's County Revenue Authority, Maryland, Special
Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%,
7/01/46, 144A
1/26 at 100.00 N/R   5,121,420
Total Maryland 270,711,394
Massachusetts - 0.5%
10,000 Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds,
Subordinated Series 2021A-1, 4.000%, 7/01/51, (UB)
7/31 at 100.00 Aa3   9,876,000
Massachusetts Development Finance Agency, Revenue
Bonds, Loomis Communities, Series 2013A:
1,255 6.000%, 1/01/33, (Pre-refunded 7/01/23) 5/23 at 100.00 N/R  (7) 1,265,090
7,500 Massachusetts Development Finance Agency, Revenue Bonds,
Merrimack College, Series 2014, 5.125%, 7/01/44
7/24 at 100.00 BBB-   7,526,250
16,000 Massachusetts Development Finance Agency, Revenue Bonds, Partners
HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45, (UB) (5)
7/25 at 100.00 AA-   16,305,440
13,930 Massachusetts Educational Financing Authority, Education Loan
Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46, (AMT), (UB)
(5)
7/26 at 100.00 A   13,216,227
10,130 Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B,
4.000%, 7/01/46, (AMT), (UB) (5)
7/26 at 100.00 AA   9,644,875
15,000 Massachusetts State, General Obligation Bonds, Consolidated Loan,
Series 2018D, 4.000%, 5/01/48, (UB)
5/28 at 100.00 AA   14,924,550
Springfield, Massachusetts, General Obligation Bonds,
State Qualified Municipal Purpose Loan Series 2022:
7,795 3.250%, 3/01/47, (UB) (5) 3/31 at 100.00 AA   6,528,624
9,815 3.250%, 3/01/52, (UB) (5) 3/31 at 100.00 AA   7,955,941
Total Massachusetts 87,242,997
Michigan - 1.4%
1,155 Advanced Technology Academy, Michigan, Public School Academy
Revenue Bonds, Refunding Series 2019, 5.000%, 11/01/44
11/27 at 102.00 BB+   1,039,408
1,050 Chandler Park Academy, Michigan, Public School Academy Charter
School Revenue Bonds, Series 2005, 5.125%, 11/01/30
5/23 at 100.00 BBB-   1,050,283
1,955 Concord Academy, Boyne City, Michigan, Certificates of Participation,
Series 2007, 5.600%, 11/01/36
5/23 at 100.00 N/R   1,673,109

117
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
Conner Creek Academy East, Michigan, Public School
Revenue Bonds, Series 2007:
$ 2,120 5.000%, 11/01/26 5/23 at 100.00 B   $ 2,030,918
3,750 5.250%, 11/01/31 5/23 at 100.00 B   3,161,962
3,840 5.250%, 11/01/36 5/23 at 100.00 B   2,911,949
Detroit Academy of Arts and Sciences, Michigan, Public
School Academy Revenue Bonds, Refunding Series
2013:
2,460 6.000%, 10/01/33 10/23 at 100.00 N/R   2,353,064
4,110 6.000%, 10/01/43 10/23 at 100.00 N/R   3,745,032
8,325 Detroit Community High School, Michigan, Public School Academy
Revenue Bonds, Refunding Series 2021, 5.000%, 11/01/35
11/28 at 100.00 N/R   6,614,212
17,500 Detroit, Wayne County, Michigan, General Obligation Bonds, Financial
Recovery Series 2014B-1, 4.000%, 4/01/44
5/23 at 100.00 N/R   12,942,300
159 Detroit, Wayne County, Michigan, General Obligation Bonds, Series
2003A, 5.250%, 4/01/23
3/23 at 100.00 N/R   158,875
Detroit, Wayne County, Michigan, General Obligation
Bonds, Social Series 2021A:
2,000 5.000%, 4/01/46 4/31 at 100.00 BB   1,954,960
4,250 5.000%, 4/01/50 4/31 at 100.00 BB   4,093,175
3,500 Flint International Academy, Michigan, Public School Academy Revenue
Bonds, Series 2007, 5.750%, 10/01/37
5/23 at 100.00 BB   3,397,275
Michigan Finance Authority, Distributable State Aid
Revenue Bonds, Charter County of Wayne Criminal
Justice Center Project, Senior Lien Series 2018:
19,935 4.000%, 11/01/48, (UB) (5) 11/28 at 100.00 Aa3   19,400,543
27,005 4.000%, 11/01/48 - BAM Insured, (UB) (5) 11/28 at 100.00 Aa3   26,198,090
3,500 Michigan Finance Authority, Higher Education Limited Obligation
Revenue Bonds, Aquinas College Project, Refunding Series 2021,
5.000%, 5/01/46
5/31 at 100.00 N/R   2,950,185
Michigan Finance Authority, Hospital Revenue Bonds,
McLaren Health Care, Refunding Series 2019A:
10,895 4.000%, 2/15/44, (UB) (5) 8/29 at 100.00 A1   10,572,617
6,525 4.000%, 2/15/50, (UB) (5) 8/29 at 100.00 A1   6,089,130
7,855 Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health
Care, Series 2019A, 4.000%, 2/15/47, (UB) (5)
8/29 at 100.00 A1   7,419,676
7,000 Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health
Credit Group, Fixed Rate Series 2022A-MI, 4.000%, 12/01/47, (UB) (5)
12/31 at 100.00 AA-   6,675,970
12,115 Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health
Credit Group, Refunding Series 2017A-MI, 4.000%, 12/01/40, (UB) (5)
12/27 at 100.00 AA-   11,968,287
9,475 Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health
Credit Group, Refunding Series 2019A-MI, 4.000%, 12/01/49, (UB) (5)
12/29 at 100.00 AA-   8,997,460
830 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Cesar Chavez Academy Project, Refunding Series
2019, 5.000%, 2/01/33
2/27 at 102.00 BB+   826,116
1,270 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Creative Montessori Academy Project, Series 2011,
7.000%, 5/01/31
5/23 at 100.00 BBB-   1,270,737
Michigan Finance Authority, Public School Academy
Limited Obligation Revenue Bonds, Holly Academy
Project, Refunding Series 2021:
905 4.000%, 12/01/41 12/31 at 100.00 BB+   722,489
1,000 4.000%, 12/01/51 12/31 at 100.00 BB+   731,090

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
118
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
Michigan Finance Authority, Public School Academy
Limited Obligation Revenue Bonds, Hope Academy
Project, Refunding Series 2021:
$ 2,490 4.400%, 4/01/31, 144A 4/28 at 100.00 N/R   $ 2,123,397
4,645 4.900%, 4/01/41, 144A 4/28 at 100.00 N/R   3,511,574
Michigan Finance Authority, Public School Academy
Limited Obligation Revenue Bonds, Madison Academy
Project, Refunding Series 2021:
970 4.250%, 12/01/39 12/27 at 100.00 N/R   761,528
1,000 5.000%, 12/01/46 12/27 at 100.00 N/R   808,630
400 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Old Redford Academy Project, Series 2010A,
6.500%, 12/01/40
5/23 at 100.00 BB-   386,528
10,895 Michigan Finance AuthorIty, Public School Academy Limited Obligation
Revenue Bonds, Voyageur Academy Project, Refunding Series 2017.
Private Placement of 2017, 5.900%, 7/15/46, 144A
7/27 at 100.00 N/R   8,570,225
5,000 Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds,
2006 Sold Tobacco Receipts, Taxable Series 2020B, 0.000%, 6/01/45
No Opt. Call BBB-   1,150,500
8,500 Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds,
2007 Sold Tobacco Receipts, Series 2020B2-CL2, 0.000%, 6/01/65
12/30 at 18.38 N/R   842,010
Michigan Housing Development Authority, Rental
Housing Revenue Bonds, Series 2015A:
6,675 4.350%, 10/01/45, (UB) (5) 10/24 at 100.00 AA   6,602,176
13,525 4.600%, 4/01/52, (UB) (5) 10/24 at 100.00 AA   13,531,086
810 Michigan Public Educational Facilities Authority, Charter School
Revenue Bonds, American Montessori Academy, Series 2007,
6.500%, 12/01/37
5/23 at 100.00 N/R   809,150
1,885 Michigan Public Educational Facilities Authority, Charter School
Revenue Bonds, American Montessori Academy, Series 2017,
7.000%, 12/01/46
12/27 at 100.00 N/R   1,807,168
1,505 Michigan Public Educational Facilities Authority, Limited Obligation
Revenue Bonds,  Chandler Park Academy Project, Series 2008,
6.500%, 11/01/35
5/23 at 100.00 BBB-   1,506,234
9,990 Michigan State Building Authority, Revenue Bonds, Facilities Program,
Series 2021I, 4.000%, 10/15/56, (UB) (5)
10/31 at 100.00 Aa2   9,620,070
819,580 Michigan Tobacco Settlement Finance Authority, Tobacco Settlement
Asset-Backed Revenue Bonds, Capital Appreciation Turbo Term
Series 2008C, 0.000%, 6/01/58
6/33 at 11.41 N/R   33,422,472
3,625 Michigan Tobacco Settlement Finance Authority, Tobacco Settlement
Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation
Series 2007B, 0.000%, 6/01/52
4/23 at 12.57 CCC-   418,398
50,000 Michigan Tobacco Settlement Finance Authority, Tobacco Settlement
Asset-Backed Revenue Bonds, Taxable Capital Appreciation Turbo
Term Series 2008B, 0.000%, 6/01/46
4/23 at 14.59 N/R   6,007,000
Renaissance Public School Academy, Michigan, Public
School Academy Revenue Bonds, Series 2012A:
745 5.500%, 5/01/27 5/23 at 100.00 BB+   745,000
1,565 6.000%, 5/01/37 5/23 at 100.00 BB+   1,565,203
1,325 Saline Economic Development Corporation, Michigan, Limited
Obligation Revenue and Refunding Bonds, Evangelical Homes of
Michigan, Series 2012, 5.250%, 6/01/32
5/23 at 100.00 BB   1,233,535
650 Summit Academy North, Michigan, Revenue Bonds, Public School
Academy, Refunding Series 2021, 4.000%, 11/01/41
11/28 at 103.00 BB   537,400

119
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
$ 2,295 Summit Academy, Michigan, Revenue Bonds, Public School Academy
Series 2005, 6.375%, 11/01/35
5/23 at 100.00 CC   $ 1,262,250
Total Michigan 248,170,446
Minnesota - 0.8%
Anoka, Minnesota, Health Care and Housing Facility
Revenue Bonds, The Homestead at Anoka, Inc. Project,
Series 2014:
1,200 5.375%, 11/01/34 11/24 at 100.00 N/R   1,150,536
1,000 5.125%, 11/01/49 11/24 at 100.00 N/R   835,850
Bethel, Minnesota Charter School Lease Revenue Bonds,
Partnership Academy Project, Series 2018A:
3,040 5.000%, 7/01/38 7/26 at 102.00 N/R   2,744,451
1,570 5.000%, 7/01/53 7/26 at 102.00 N/R   1,299,159
9,235 Bethel, Minnesota, Charter School Lease Revenue Bonds, Level Up
Academy, Series 2021A, 5.000%, 6/15/56
6/29 at 102.00 N/R   6,663,976
1,315 Bethel, Minnesota, Charter School Lease Revenue Bonds, Partnership
Academy Project, Series 2022, 6.000%, 7/01/57
7/26 at 102.00 N/R   1,208,222
Brooklyn Park, Minnesota, Charter School Lease Revenue
Bonds, Athlos Leadership Academy Project, Series
2015A:
750 5.500%, 7/01/40 7/25 at 100.00 N/R   662,895
1,420 5.750%, 7/01/46 7/25 at 100.00 N/R   1,240,938
2,000 Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie
Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39
3/25 at 100.00 BB-   1,831,220
City of Ham Lake, Minnesota, Charter School Lease
Revenue Bonds, DaVinci Academy Project,Series 2016A:
700 5.000%, 7/01/36 7/24 at 102.00 N/R   684,698
2,510 5.000%, 7/01/47 7/24 at 102.00 N/R   2,265,225
Columbia Heights, Minnesota, Charter School Lease
Revenue Bonds, Prodeo Academy Project, Series 2019A:
6,000 5.000%, 7/01/49 7/27 at 102.00 N/R   5,151,600
2,000 5.000%, 7/01/54 7/27 at 102.00 N/R   1,691,880
Columbus, Minnesota, Charter School Lease Revenue
Bonds, New Millennium Academy Project, Series 2015A:
1,050 5.500%, 7/01/30 7/25 at 100.00 B   1,020,012
6,200 5.875%, 7/01/40 7/25 at 100.00 B   5,825,396
5,000 6.000%, 7/01/45 7/25 at 100.00 B   4,619,250
1,000 Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle
Ridge Academy Project, Series 2015A, 5.500%, 7/01/50
7/25 at 100.00 BB+   1,001,360
Deephaven, Minnesota, Charter School Lease Revenue
Bonds, Seven Hills Preparatory Academy Project, Series
2017A:
1,000 5.000%, 10/01/37 10/24 at 100.00 N/R   911,310
1,700 5.000%, 10/01/49 10/24 at 100.00 N/R   1,442,059
2,000 Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes
International Language Academy, Series 2019A, 5.375%, 8/01/50
8/27 at 102.00 BB+   1,934,520
Greenwood, Minnesota, Charter School Lease Revenue
Bonds, Main Street School of Performing Arts Project,
Series 2016A:
2,360 5.000%, 7/01/36 7/26 at 100.00 N/R   2,150,267
4,925 5.000%, 7/01/47 7/26 at 100.00 N/R   4,086,371
2,575 Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus
Preparatory School Project, Series 2016A, 5.000%, 11/01/47
11/26 at 100.00 BB+   2,376,442

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
120
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
$ 2,000 Hayward, Minnesota, Health Care Facilities Revenue Bonds, American
Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%,
2/01/44
8/24 at 100.00 N/R   $ 1,644,680
Hugo, Minnesota, Charter School Lease Revenue Bonds,
Noble Academy Project, Series 2014A:
810 5.000%, 7/01/34 7/24 at 100.00 BB   793,573
2,965 5.000%, 7/01/44 7/24 at 100.00 BB   2,734,946
1,870 Independence, Minnesota, Charter School Lease Revenue Bonds,
Beacon Academy Project, Series 2016A, 5.000%, 7/01/48
7/26 at 100.00 N/R   1,608,742
10,600 Independence, Minnesota, Charter School Lease Revenue Bonds,
Spero Academy Project, Series 2021A, 5.000%, 7/01/56, 144A
7/27 at 100.00 N/R   7,380,674
600 Independence, Minnesota, Charter School Lease Revenue Bonds,
Spero Academy Project, Taxable Series 2021B, 6.000%, 7/01/28
No Opt. Call N/R   558,960
2,285 International Falls, Minnesota, Solid Waste Disposal Revenue Bonds,
Boise Cascade Corporation Project, Refunding Series 1999, 6.850%,
12/01/29, (AMT)
5/23 at 100.00 B1   2,289,913
1,190 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber
Village Academy Project, Series 2022A, 5.500%, 6/01/57
6/32 at 100.00 N/R   1,138,771
Minneapolis, Minnesota, Charter School Lease Revenue
Bonds, Friendship Academy of the Arts Project, Series
2019A:
1,385 5.250%, 12/01/43, 144A 12/27 at 100.00 N/R   1,243,162
2,000 5.250%, 12/01/52, 144A 12/27 at 100.00 N/R   1,709,960
Minneapolis, Minnesota, Charter School Lease Revenue
Bonds, Hiawatha Academies Project, Series 2022A:
1,300 5.500%, 7/01/52 7/32 at 100.00 N/R   1,202,357
2,490 5.500%, 7/01/57 7/32 at 100.00 N/R   2,276,109
1,110 Minneapolis, Minnesota, Charter School Lease Revenue Bonds,
Northeast College Prep Project, Series 2020A, 5.000%, 7/01/55
7/30 at 100.00 N/R   902,774
Minneapolis, Minnesota, Charter School Lease Revenue
Bonds, Spero Academy Project, Series 2017A:
1,080 6.000%, 7/01/32, 144A 7/27 at 100.00 N/R   1,096,405
1,250 6.250%, 7/01/37, 144A 7/27 at 100.00 N/R   1,270,275
5,510 6.500%, 7/01/48, 144A 7/27 at 100.00 N/R   5,588,518
Minneapolis, Minnesota, Charter School Lease Revenue
Bonds, Twin Cities International Schools Project, Series
2017A:
1,680 5.000%, 12/01/37, 144A 12/27 at 100.00 N/R   1,645,711
5,625 5.000%, 12/01/47, 144A 12/27 at 100.00 N/R   5,233,050
Otsego, Minnesota, Charter School Lease Revenue
Bonds, Kaleidoscope Charter School Project, Series
2014A:
500 5.000%, 9/01/34 9/24 at 100.00 BB-   479,815
1,840 5.000%, 9/01/44 9/24 at 100.00 BB-   1,621,739
2,000 Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester
Math & Science Academy Project, Series 2018A, 5.125%, 9/01/38
9/28 at 100.00 N/R   1,658,120
Saint Cloud, Minnesota, Charter School Lease Revenue
Bonds, Stride Academy Project, Series 2016A:
2,025 5.000%, 4/01/36 4/26 at 100.00 N/R   1,681,560
3,085 5.000%, 4/01/46 4/26 at 100.00 N/R   2,286,232
2,500 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Community of Peace Academy Project,
Refunding Series 2015A, 5.000%, 12/01/46
12/24 at 100.00 BBB-   2,452,750

121
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
Saint Paul Housing & Redevelopment Authority,
Minnesota, Charter School Lease Revenue Bonds,
Community School of Excellence, Series 2023:
$ 8,520 5.500%, 3/01/58, 144A 3/33 at 100.00 N/R   $ 8,434,630
13,850 5.500%, 3/01/63, 144A 3/33 at 100.00 N/R   13,596,545
1,500 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Great River School Project, Series
2017A, 5.500%, 7/01/52, 144A
7/27 at 100.00 N/R   1,484,775
2,000 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Hmong College Prep Academy Project,
Series 2016A, 5.750%, 9/01/46
9/26 at 100.00 BB+   2,006,120
5,000 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Hope Community Academy Project,
Series 2020A, 5.000%, 12/01/55
12/28 at 102.00 BB-   4,133,550
1,100 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Math & Science Academy Charter
School Project, Series 2021A, 4.000%, 6/01/56, 144A
6/29 at 102.00 N/R   739,607
Saint Paul Housing & Redevelopment Authority,
Minnesota, Charter School Lease Revenue Bonds, Metro
Deaf School Project, Series 2018A:
1,200 5.000%, 6/15/38, 144A 6/25 at 100.00 N/R   1,155,372
1,285 5.000%, 6/15/48, 144A 6/25 at 100.00 N/R   1,174,978
Saint Paul Housing & Redevelopment Authority,
Minnesota, Charter School Lease Revenue Bonds, Twin
Cities Academy Project, Series 2015A:
40 5.000%, 7/01/35 7/25 at 100.00 BB   38,473
1,715 5.300%, 7/01/45 7/25 at 100.00 BB   1,620,709
1,000 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Twin Cities German Immersion School,
Series 2013A, 5.000%, 7/01/44
7/23 at 100.00 BB   941,290
Saint Paul Housing and Redevelopment Authority,
Minnesota, Collateralized Multifamily Housing Revenue
Bonds, Marian Center Project, Series 2007A:
805 5.300%, 11/01/30 5/23 at 100.00 N/R   749,245
1,225 5.375%, 5/01/43 5/23 at 100.00 N/R   1,016,591
2,150 Saint Paul Housing and Redevelopment Authority, Minnesota, Lease
Revenue Bonds, Hope Community Academy Project, Series 2015A,
5.000%, 12/01/43
12/24 at 100.00 BB-   1,899,461
1,000 Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue
Bonds, Good Shepherd Luthran Home, Refunding Series 2013,
5.125%, 1/01/39
5/23 at 100.00 N/R   851,580
4,795 Savage, Minnesota Charter School Lease Revenue Bonds, Aspen
Academy Project, Series 2016A, 5.125%, 10/01/48
10/26 at 100.00 N/R   4,239,260
Spring Lake Park, Minnesota, Charter School Lease
Revenue Bonds, Excell Academy for Higher Learning
Inc., Series 2019A:
1,125 5.000%, 6/15/49 6/27 at 100.00 N/R   1,019,846
1,595 5.000%, 6/15/54 6/27 at 100.00 N/R   1,424,415
Stillwater, Minnesota, Multifamily Housing Revenue
Bonds, Orleans Homes LP, Series 2007:
690 5.250%, 2/01/27, (AMT) 5/23 at 100.00 N/R   687,350
800 5.500%, 2/01/42, (AMT) 5/23 at 100.00 N/R   753,440

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
122
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
Winona Port Authority, Minnesota, Charter School Lease
Revenue Bonds, Bluffview Montessori School Project,
Refunding Series 2016:
$ 315 4.500%, 6/01/36 6/24 at 100.00 N/R   $ 267,029
730 4.750%, 6/01/46 6/24 at 100.00 N/R   587,737
Total Minnesota 152,118,436
Mississippi - 0.1%
5,425 Mississippi Business Finance Corporation, Gulf Opportunity Zone
Revenue Bonds, King Edward Mixed-Use Project, Refunding Series
2019A, 4.250%, 10/15/49, (Mandatory Put 10/15/39), 144A (4)
10/26 at 100.00 N/R   3,996,218
8,000 Mississippi Business Finance Corporation, Revenue Bonds, System
Energy Resources, Inc. Project, Refunding Series 2021, 2.375%,
6/01/44
6/26 at 100.00 Baa1   5,178,960
1,035 Mississippi Home Corporation, Multifamily Housing Revenue Bonds,
Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34,
(AMT)
5/23 at 100.00 N/R   897,483
Total Mississippi 10,072,661
Missouri - 1.9%
1,000 Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams
Farm Project, Special Districts Refunding & Improvement Series
2015A, 5.250%, 6/01/39
6/24 at 100.00 N/R   984,730
5,527 Branson Industrial Development Authority, Missouri, Tax Increment
Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding
Series 2017B, 5.000%, 11/01/29, 144A
5/23 at 100.00 N/R   4,554,773
145 Cape Girardeau County Industrial Development Authority, Missouri,
Health Facilities Revenue Bonds, Southeasthealth, Series 2016A,
6.000%, 3/01/33
5/23 at 103.00 BB-   149,541
2,893 Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons
Redevelopment Project, Series 2006, 5.000%, 6/01/28 (4)
5/23 at 100.00 N/R   1,909,484
1,900 Hanley/Eager Road Transportation Development District, Missouri,
Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42
5/23 at 100.00 N/R   1,557,753
Joplin Industrial Development Authority, Missouri, Sales
Tax Revenue Bonds, 32nd Street Place Community
Improvement District Project, Series 2021:
695 3.500%, 11/01/40 11/28 at 100.00 N/R   594,183
1,500 4.250%, 11/01/50 11/28 at 100.00 N/R   1,224,420
Kansas City Industrial Development Authority,
Missouri, Airport Special Obligation Bonds, Kansas City
International Airport Terminal Modernization Project,
Series 2020A:
7,895 4.000%, 3/01/45, (AMT), (UB) (5) 3/30 at 100.00 A-   7,467,407
20,140 4.000%, 3/01/50 - AGM Insured, (AMT), (UB) (5) 3/30 at 100.00 A   18,914,279
10,000 5.000%, 3/01/57 - AGM Insured, (AMT), (UB) (5) 3/30 at 100.00 A   10,316,300
3,750 Kansas City Industrial Development Authority, Missouri, Revenue
Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A
9/24 at 103.00 N/R   3,241,425
Kansas City Industrial Development Authority, Missouri,
Sales Tax Revenue Bonds, Ward Parkway Center
Community Improvement District, Senior Refunding &
Improvement Series 2016:
775 5.000%, 4/01/36, 144A 4/26 at 100.00 N/R   720,293
3,140 5.000%, 4/01/46, 144A 4/26 at 100.00 N/R   2,740,435

123
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 4,758 Kansas City Industrial Development Authority, Missouri, Sales Tax
Revenue Bonds, Ward Parkway Center Community Improvement
District, Subordinate Refunding & Improvement Series 2016, 8.000%,
4/15/46, 144A
4/26 at 100.00 N/R   $ 3,952,137
1,200 Kirkwood Industrial Development Authority, Missouri, Retirement
Community Revenue Bonds, Aberdeen Heights Project, Refunding
Series 2017A, 5.250%, 5/15/42
5/27 at 100.00 BB-   1,038,264
539 Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A
Bonds, Refunding Series 2015A, 5.750%, 4/01/55
5/23 at 100.00 N/R   408,586
2,133 Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B
Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55
5/23 at 100.00 N/R   1,919,722
Lees Summit Industrial Development Authority, Missouri,
Special Assessment and Sales Tax Revenue Bonds,
Summit Fair Community Improvement District Project,
Series 2012:
750 5.000%, 5/01/35 5/23 at 100.00 N/R   683,175
2,365 6.000%, 5/01/42 5/23 at 100.00 N/R   2,150,234
2,500 Lee's Summit, Missouri, Special Obligation Tax Increment and Special
District Improvement Bonds, Summit Fair Project, Refunding Series
2017, 4.875%, 11/01/37, 144A
11/27 at 100.00 N/R   2,252,100
Liberty, Missouri, Special Obligation Tax Increment and
Special Districts Bonds, Liberty Commons Project, Series
2015A:
4,200 5.750%, 6/01/35, 144A 6/25 at 100.00 N/R   3,884,412
3,965 6.000%, 6/01/46, 144A 6/25 at 100.00 N/R   3,627,341
7,095 Liberty, Missouri, Special Obligation Tax Increment and Special Districts
Bonds, Liberty Commons Project, Subordinate Lien Series 2015B,
8.500%, 6/15/46, 144A
6/25 at 100.00 N/R   6,526,761
1,000 M150 and 135th Street Transporation Development District, Kansas
City, Missouri, Transportation Sales Tax Revenue Bonds, Series 2020A,
4.250%, 10/01/43
10/27 at 100.00 N/R   827,830
25,500 Missouri Health and Education Facilities Authority, Health Facilities
Revenue Bonds, Saint Luke's Health System, Inc., Series 2018A,
4.000%, 11/15/48, (UB) (5)
5/28 at 100.00 A+   23,674,965
14,580 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, BJC Health System, Variable Rate Demand
Obligation Series 2017D, 4.000%, 1/01/58, (Mandatory Put 1/01/48),
(UB) (5)
1/28 at 100.00 AA   13,452,529
30,120 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, CoxHealth, Fixed Series 2019A, 4.000%, 11/15/49,
(UB) (5)
5/29 at 100.00 A2   29,206,460
12,750 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48, (UB)
11/23 at 100.00 A2   12,751,530
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue Bonds, CoxHealth, Tender
Option Bond Trust 2015-XF1015:
5,085 6.259%, 11/15/48, 144A, (IF) (5) 11/23 at 100.00 A2   5,087,492
24,945 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/49, (UB)
(5)
11/27 at 100.00 A+   23,426,099
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue Bonds, Mercy Health, Series
2020:
14,980 3.000%, 6/01/53, (UB) (5) 6/30 at 100.00 0   11,048,499
21,845 4.000%, 6/01/53, (UB) (5) 6/30 at 100.00 A+   20,179,319

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
124
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 5,000 4.000%, 6/01/53 - BAM Insured, (UB) (5) 6/30 at 100.00 A1   $ 4,894,900
6,570 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, Mosaic Health System, Series 2019A, 4.000%,
2/15/54, (UB) (5)
2/29 at 100.00 A1   6,063,519
Missouri Health and Educational Facilities Authority,
Revenue Bonds, Children's Mercy Hospital, Series
2017A:
5,000 4.000%, 5/15/42, (UB) (5) 5/25 at 102.00 AA-   4,914,900
4,500 4.000%, 5/15/42 (5) 5/25 at 102.00 AA-   4,423,410
29,450 4.000%, 5/15/48, (UB) (5) 5/25 at 102.00 AA-   28,135,352
2,300 4.000%, 5/15/48 (5) 5/25 at 102.00 AA-   2,197,328
3,185 Missouri Southern State University, Auxiliary Enterprise System Revenue
Bonds, Series 2021, 4.000%, 10/01/44
10/31 at 100.00 N/R   2,639,696
1,453 North Outer Forty Transportation Development District, Chesterfield,
Missouri, Transportation Development Revenue Notes, Refunding
Series 2021A, 4.000%, 12/01/46
No Opt. Call N/R   1,049,948
3,445 Saint Charles County Industrial Development Authority, Missouri, Sales
Tax Revenue Bonds, O'Fallon Retail Walk Community Improvement
District Project, Series 2017A, 6.250%, 12/01/36, 144A
12/26 at 100.00 N/R   3,242,744
3,000 Saint Charles County Industrial Development Authority, Missouri,
Sales Tax Revenue Bonds, Wentzville Parkway Regional Community
Improvement District Project, Series 2019B, 4.250%, 11/01/49, 144A
11/29 at 102.00 N/R   2,406,630
Saint Louis County Industrial Development Authority,
Missouri, Health Facilities Revenue Bonds, Nazareth
Living Center, Series 2015A:
600 5.000%, 8/15/35 8/25 at 100.00 N/R   552,036
1,800 5.125%, 8/15/45 8/25 at 100.00 N/R   1,542,960
3,215 Saint Louis County Industrial Development Authority, Missouri, Revenue
Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.125%,
12/01/45
12/25 at 100.00 N/R   2,954,392
Saint Louis County, Missouri, Special Obligation Bonds,
Community Center Projects, Series 2022A:
9,330 4.000%, 12/01/42, (UB) (5) 12/30 at 100.00 AA   9,231,382
10,210 4.000%, 12/01/44, (UB) (5) 12/30 at 100.00 AA   10,117,804
10,620 4.000%, 12/01/45, (UB) (5) 12/30 at 100.00 AA   10,519,216
8,465 4.250%, 12/01/46, (UB) (5) 12/30 at 100.00 AA   8,555,491
10,885 4.000%, 12/01/47, (UB) (5) 12/30 at 100.00 AA   10,710,513
5,100 Saint Louis Industrial Development Authority, Missouri, Revenue Bonds,
Confluence Academy Project, Series 2022A, 5.625%, 6/15/53, 144A
6/31 at 100.00 N/R   4,599,027
1,664 Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts
Project, Series 2007, 3.850%, 9/01/27 (4)
9/23 at 100.00 N/R   299,520
287 Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City
Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26
5/23 at 100.00 N/R   287,138
2,278 Saint Louis, Missouri, Tax Increment Financing Revenue Notes,
Marquette Building Redevelopment Project, Series 2008-A, 6.500%,
1/23/28
5/23 at 100.00 N/R   1,161,780
1,170 Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859,
Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A,
6.500%, 12/11/29
5/23 at 100.00 N/R   631,800
35 St Louis, Missouri, Tax Increment Financing District Revenue Bonds,
Gaslight Square East Project, Series 2006, 5.500%, 1/22/28
9/23 at 100.00 N/R   35,292
2,205 St Louis, Missouri, Tax Increment Financing District Revenue Bonds,
Printers Lofts Project, Series 2006, 3.900%, 8/21/26 (4)
No Opt. Call N/R   264,600

125
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 130 Stoddard County Industrial Development Authority, Missouri, Health
Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%,
3/01/37
5/23 at 103.00 BB-   $ 134,129
10,100 The Industrial Development Authority of the City of Saint Louis,
Missouri, Development Financing Revenue Bonds, Ballpark Village
Development Project, Series 2017A, 4.750%, 11/15/47
11/26 at 100.00 N/R   7,532,479
1,100 Town and Country Crossing Transportation Development District,
Missouri, Transporation Sales Tax Revenue Bonds, Refunding Series
2020A, 3.875%, 4/01/47
4/28 at 100.00 N/R   902,550
3,075 Universal City Industrial Development Authority, Missouri, Revenue
Bonds, Tax Increment and Special District Markets at Olive Project
Series 2023A, 5.500%, 6/15/42
6/33 at 100.00 N/R   3,071,095
Total Missouri 353,544,109
Montana - 0.0%
500 Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds,
Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/37
5/25 at 102.00 N/R   447,045
3,000 Montana Facility Finance Authority, Montana, Health Facilities Reveue
Bonds, Bozeman Deaconess Health Services Obligated Group, Series
2021A, 3.000%, 6/01/50, (UB) (5)
6/31 at 100.00 A   2,200,110
Total Montana 2,647,155
Nebraska - 0.5%
Douglas County Hospital Authority 3, Nebraska, Health
Facilities Revenue Bonds, Nebraska Methodist Health
System, Tender Option Bond Trust 2015-XF1042:
960 6.460%, 11/01/45, 144A, (IF) (5) 11/25 at 100.00 A   1,011,859
1,545 6.458%, 11/01/48, 144A, (IF) (5) 11/25 at 100.00 A   1,617,167
3,460 Nebraska Educational, Health, Cultural and Social Services Finance
Authority, Revenue Bonds, Immanuel Retirement Communities
Obligated Group, Series 2019A, 4.000%, 1/01/44
1/26 at 102.00 AA   3,438,444
Nebraska Investment Finance Authority, Single Family
Housing Revenue Bonds, Series 2023A:
13,660 4.550%, 9/01/48, (UB) (5) 3/32 at 100.00 AA+   13,677,485
6,465 4.600%, 9/01/53 3/32 at 100.00 AA+   6,399,768
Omaha Public Power District, Nebraska, Electric System
Revenue Bonds, Series 2021A:
14,000 4.000%, 2/01/51 - AGM Insured, (UB) (5) 8/30 at 100.00 AA   13,742,680
11,580 4.000%, 2/01/51, (UB) (5) 8/30 at 100.00 N/R   11,273,478
33,410 University of Nebraska Facilities Corporation, Nebraska, Facilities
Program Bonds, Series 2021A, 4.000%, 7/15/62, (UB) (5)
7/31 at 100.00 AA   32,490,891
Total Nebraska 83,651,772
Nevada - 1.3%
8,325 City of Las Vegas NV, 4.000%, 3/01/53, (UB) (5) 3/33 at 100.00 Aa2   8,081,161
835 Clark County, Nevada, Local Improvement Bonds, Special Improvement
District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35
8/25 at 100.00 N/R   841,997
12,252 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels
LLC Project, Green Series 2017B, 5.125%, 12/15/37, (AMT), 144A
12/27 at 100.00 N/R   9,395,643
Director of Nevada State Department of Business &
Industry, Environmental Improvement Revenue Bonds,
Fulcrum Sierra BioFuels LLC Project, Green Series 2018:
2,805 5.250%, 12/15/37, (AMT), 144A 12/27 at 100.00 N/R   2,181,365
15,720 6.950%, 2/15/38, (AMT), 144A 8/28 at 100.00 N/R   14,071,915

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
126
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Nevada (continued)
$ 9,500 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels
LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
2/31 at 100.00 N/R   $ 8,254,265
Director of Nevada State Department of Business &
Industry, Environmental Improvement Revenue Bonds,
Fulcrum Sierra BioFuels LLC Project, Series 2017:
10,258 5.875%, 12/15/27, (AMT), 144A No Opt. Call N/R   10,496,152
81,345 6.250%, 12/15/37, (AMT), 144A 12/27 at 100.00 N/R   72,903,016
36,390 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra
Holdings LLC, Green Series 2019, 5.750%, 2/15/38, (AMT), 144A
8/29 at 100.00 N/R   28,805,960
2,520 Director of the State of Nevada Department of Business and Industry,
Charter School Lease Revenue Bonds, Somerset Academy, Series
2015, 5.125%, 12/15/45, 144A
12/25 at 100.00 BB   2,321,500
1,500 Director of the State of Nevada Department of Business and Industry,
Charter School Lease Revenue Bonds, Somerset Academy, Series
2018A, 5.000%, 12/15/48, 144A
12/25 at 100.00 BB   1,335,000
2,485 Henderson, Nevada, Limited Obligation Bonds, Local Improvement
District T-18 Inspirada, Refunding Series 2016, 4.000%, 9/01/35
9/26 at 100.00 N/R   2,271,563
Henderson, Nevada, Local Improvement District No.
T-20 Rainbow Canyon, Local Improvement Bonds, Series
2018:
770 5.000%, 9/01/38 9/28 at 100.00 N/R   774,427
7,345 5.375%, 9/01/48 9/28 at 100.00 N/R   7,402,732
8,715 Las Vegas Convention and Visitors Authority, Nevada, Convention
Center Expansion Revenue Bonds, Series 2018B, 4.000%, 7/01/49 (5)
7/28 at 100.00 A   8,327,880
30,000 Las Vegas Convention and Visitors Authority, Nevada, Convention
Center Expansion Revenue Bonds, Series 2018B, 4.000%, 7/01/49,
(UB) (5)
7/28 at 100.00 A   28,667,400
990 Las Vegas, Nevada, Local Improvement Bonds, Special Improvement
District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35
12/25 at 100.00 N/R   996,425
515 Las Vegas, Nevada, Local Improvement Bonds, Special Improvement
District 812 Summerlin Village 26, Series 2017, 4.500%, 6/01/47
6/27 at 100.00 N/R   485,228
1,285 Mesquite, Nevada, Local Improvement Bonds, Special Improvement
District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%,
8/01/37
8/26 at 100.00 N/R   1,202,143
5,190 Nevada System of Higher Education, Certificates of Participation, Series
2020A, 3.000%, 7/01/45 - BAM Insured, (UB) (5)
7/29 at 100.00 AA   4,153,038
1,300 Neveda State Director of the Department of Business and Industry,
Charter School Revenue Bonds, Doral Academy of Nevada, Series
2017A, 5.000%, 7/15/47, 144A
7/25 at 100.00 BBB-   1,206,790
North Las Vegas, Nevada, Local Improvement Bonds,
Special Improvement District 65 Northern Beltway
Commercial Area, Series 2017:
2,010 5.000%, 12/01/37, 144A 12/27 at 100.00 N/R   2,027,849
4,100 5.000%, 12/01/47, 144A 12/27 at 100.00 N/R   4,028,168
3,500 Reno, Nevada, Redevelopment Agency Downtown Project Tax
Allocation Bonds, Series 2007C, 5.400%, 6/01/27
5/23 at 100.00 N/R   3,460,625
34,000 Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital
Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor
Project, Series 2018C, 0.000%, 7/01/58, 144A
7/38 at 31.26 N/R   4,324,800

127
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Nevada (continued)
$ 90,000 Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital
Appreciation Bonds, ReTrac-Reno Transporation Rail Access Corridor
Project, Series 2018D, 0.000%, 7/01/58, 144A
7/28 at 13.65 N/R   $ 8,955,000
Total Nevada 236,972,042
New Hampshire - 0.2%
Manchester Housing and Redevelopment Authority,
New Hampshire, Revenue Bonds, Series 2000B:
50 0.000%, 1/01/25 - ACA Insured No Opt. Call Ba3   45,918
370 0.000%, 1/01/27 - ACA Insured No Opt. Call Ba3   308,147
730 0.000%, 1/01/29 - ACA Insured No Opt. Call Ba3   546,719
3,320 0.000%, 1/01/30 - ACA Insured No Opt. Call Ba3   2,348,867
20,000 National Finance Authority, New Hampshire, Revenue Bonds, GHI Kiran
Capital LLC Project, Series 2022, 6.250%, 9/01/30, 144A
5/23 at 100.00 N/R   19,477,800
14,030 New Hampshire Health and Education Facilities Authority, Revenue
Bonds, Dartmouth-Hitchcock Obligated Group, Series 2014B,
4.000%, 8/01/33, (UB) (5)
8/24 at 100.00 A   14,138,873
Total New Hampshire 36,866,324
New Jersey - 1.7%
4,920 Atlantic City, Atlantic County, New Jersey, General Obligation Bonds,
Tax Appeal Refunding Series 2017A, 5.000%, 3/01/42 - BAM Insured,
(UB) (5)
3/27 at 100.00 A3   5,134,315
7,170 Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal
Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35, (AMT)
5/23 at 100.00 B   5,974,187
3,570 Camden County Improvement Authority, New Jersey, School Revenue
Bonds, KIPP: Cooper Norcross Academy 2022 Project, Social Series
2022, 6.000%, 6/15/62
12/30 at 100.00 BBB   3,797,302
2,370 Middlesex County Improvement Authority, New Jersey, Senior Revenue
Bonds, Heldrich Center Hotel/Conference Center Project, Series
2005A, 5.125%, 1/01/37 (4)
5/23 at 100.00 Caa3   1,566,096
New Jersey Economic Development Authority, Charter
School Revenue Bonds, Greater Brunswick Charter
School, Series 2014A:
850 5.625%, 8/01/34, 144A 8/24 at 100.00 N/R   850,620
1,530 5.875%, 8/01/44, 144A 8/24 at 100.00 N/R   1,533,611
1,000 6.000%, 8/01/49, 144A 8/24 at 100.00 N/R   1,003,300
New Jersey Economic Development Authority, Charter
School Revenue Bonds, Teaneck Community Charter
School, Series 2017A:
1,120 5.000%, 9/01/37, 144A 9/27 at 100.00 BB   1,078,728
2,325 5.125%, 9/01/52, 144A 9/27 at 100.00 BB   2,122,911
New Jersey Economic Development Authority, Fixed
Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075 5.000%, 1/01/34 1/24 at 100.00 N/R   984,291
1,675 5.250%, 1/01/44 1/24 at 100.00 N/R   1,469,260
New Jersey Economic Development Authority, Lease
Revenue Bonds, State Government Buildings-Juvenile
Justice Commission Facilities Project, Series 2018C:
230 5.000%, 6/15/36 12/27 at 100.00 BBB+   244,083
1,000 5.000%, 6/15/47, (UB) (5) 12/27 at 100.00 BBB+   1,032,160
5,000 New Jersey Economic Development Authority, Natural Gas Facilities
Revenue Bonds, New Jersey Natural Gas Company Project, Refunding
Series 2011B, 3.000%, 8/01/43, (AMT), (UB) (5)
8/24 at 100.00 A1   3,797,950

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
128
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
$ 2,500 New Jersey Economic Development Authority, New Jersey, Transit
Transportation Project Revenue Bonds, Portal North Bridge Project
Series 2022A, 5.000%, 11/01/52, (UB) (5)
11/32 at 100.00 BBB+   $ 2,634,500
6,000 New Jersey Economic Development Authority, New Jersey, Transit
Transportation Project Revenue Bonds, Series 2020A, 4.000%,
11/01/44, (UB) (5)
11/29 at 100.00 BBB+   5,827,140
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Series 2015WW:
14,865 5.250%, 6/15/40, (Pre-refunded 6/15/25), (UB) 6/25 at 100.00 BBB+  (7) 15,759,278
865 5.250%, 6/15/40, (Pre-refunded 6/15/25), (UB) 6/25 at 100.00 N/R  (7) 917,039
15,000 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Series 2016AAA, 5.000%, 6/15/41, (Pre-refunded
12/15/26), (UB) (5)
12/26 at 100.00 BBB+  (7) 16,362,450
8,000 New Jersey Economic Development Authority, School Facilities
Construction Bonds, Series 2017DDD, 5.000%, 6/15/42, (Pre-
refunded 6/15/27), (UB) (5)
6/27 at 100.00 BBB+  (7) 8,876,800
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Series 2019LLL:
21,965 4.000%, 6/15/44, (UB) (5) 12/29 at 100.00 BBB+   21,338,558
44,360 4.000%, 6/15/49, (UB) (5) 12/29 at 100.00 BBB+   41,234,395
New Jersey Economic Development Authority, School
Revenue Bonds, Leap Academy University Charter
School Inc. Project; Series 2014A:
850 6.000%, 10/01/34, 144A 10/24 at 100.00 BB-   856,842
2,255 6.200%, 10/01/44, 144A 10/24 at 100.00 BB-   2,268,643
New Jersey Economic Development Authority, Special
Facilities Revenue Bonds, Continental Airlines Inc., Series
2000A & 2000B:
3,000 5.625%, 11/15/30, (AMT) 3/24 at 101.00 BB-   3,024,030
4,050 5.625%, 11/15/30, (AMT) 3/24 at 101.00 BB-   4,082,440
2,580 New Jersey Economic Development Authority, Special Facilities
Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%,
6/01/33, (AMT)
6/23 at 101.00 BB-   2,590,346
15,895 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%,
10/01/38, 144A
10/26 at 102.00 N/R   12,236,766
620 New Jersey Higher Education Assistance Authority, Student Loan
Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 0.242%,
12/01/24, (AMT), 144A, (IF)
12/23 at 100.00 AA   621,190
2,500 New Jersey Higher Education Student Assistance Authority, Student
Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39, (AMT)
4/23 at 100.00 A   2,502,400
7,625 New Jersey Higher Education Student Assistance Authority, Student
Loan Revenue Bonds, Subordinate Series 2020C, 4.250%, 12/01/50,
(AMT), (UB) (5)
12/28 at 100.00 A2   7,066,087
23,120 New Jersey Transportation Trust Fund Authority, Federal Highway
Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/30,
(UB) (5)
6/26 at 100.00 A3   24,519,454
925 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2009A, 0.000%, 12/15/38
No Opt. Call BBB+   469,530
14,990 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2018A, 4.000%, 12/15/37 - BAM Insured, (UB) (5)
12/28 at 100.00 A3   15,230,290
40,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019AA, 4.500%, 6/15/49, (UB) (5)
12/28 at 100.00 BBB+   40,137,200

129
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority,
Transportation System Bonds, Series 2019BB:
$ 2,965 5.000%, 6/15/44, (UB) (5) 12/28 at 100.00 BBB+   $ 3,092,406
6,505 3.500%, 6/15/46, (UB) (5) 12/28 at 100.00 BBB+   5,691,550
12,200 4.000%, 6/15/50 (5) 12/28 at 100.00 BBB+   11,343,194
6,775 4.000%, 6/15/50, (UB) (5) 12/28 at 100.00 BBB+   6,299,192
15,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2020AA, 4.000%, 6/15/45, (UB) (5)
12/30 at 100.00 BBB+   14,407,350
5,000 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
Settlement Asset-Backed Bonds, Series 2018A, 5.250%, 6/01/46
6/28 at 100.00 BBB+   5,172,900
Total New Jersey 305,150,784
New Mexico - 0.1%
1,185 Boulders Public Improvement District, Albuquerque, New Mexico,
Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43
10/23 at 100.00 N/R   1,186,327
650 Boulders Public Improvement District, Albuquerque, New Mexico,
Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44
10/25 at 100.00 N/R   596,771
3,185 Mariposa East Public Improvement District, New Mexico, Revenue
Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 3/01/32
9/23 at 65.72 N/R   1,493,128
560 Mariposa East Public Improvement District, New Mexico, Special Levy
Revenue Bonds, Series 2015A, 5.900%, 9/01/32
9/25 at 100.00 N/R   526,456
3,890 Mariposa East Public Improvement District, New Mexico, Special Levy
Revenue Bonds, Series 2015C, 5.900%, 9/01/32
No Opt. Call N/R   3,593,349
2,000 Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico,
Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43
10/23 at 100.00 N/R   1,966,500
Trails Public Improvement District, Albuquerque, New
Mexico, Special Levy Revenue Bonds, Series 2008:
250 7.625%, 10/01/23 5/23 at 100.00 N/R   250,092
3,145 7.750%, 10/01/38 5/23 at 100.00 N/R   3,144,843
4,880 Volterra Public Improvement District, Albuquerque, New Mexico,
Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43
10/24 at 100.00 N/R   4,694,170
2,000 Winrock Town Center Tax Increment Development District 1,
Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds,
Senior Lien Series 2022, 4.250%, 5/01/40, 144A
5/29 at 103.00 N/R   1,675,200
5,000 Winrock Town Center Tax Increment Development District 1,
Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds,
Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
11/23 at 103.00 N/R   4,487,800
Total New Mexico 23,614,636
New York - 11.5%
14,015 Broome County Local Development Corporation, New York, Revenue
Bonds, United Health Services Hospitals, Inc. Project, Series 2020,
3.000%, 4/01/45 - AGM Insured
4/30 at 100.00 AA   11,056,153
Build New York City Resource Corporation, New York,
Revenue Bonds, Global Community Charter School
Project, Series 2022A:
1,275 5.000%, 6/15/52 6/32 at 100.00 BB+   1,189,753
1,050 5.000%, 6/15/57 6/32 at 100.00 BB+   960,362
Build New York City Resource Corporation, New York,
Revenue Bonds, KIPP New York City Public School
Facilities, Canal West Project, Series 2022:
2,790 5.250%, 7/01/52 7/32 at 100.00 BBB-   2,883,074
4,000 5.250%, 7/01/57 7/32 at 100.00 BBB-   4,105,080

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
130
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
Build New York City Resource Corporation, New York,
Revenue Bonds, Metropolitan College of New York,
Series 2014:
$ 200 5.000%, 11/01/39 11/24 at 100.00 BB-   $ 171,272
7,645 5.500%, 11/01/44 11/24 at 100.00 BB-   6,613,460
Build New York City Resource Corporation, New York,
Revenue Bonds, New World Preparatory Charter School
Project, Series 2021A:
735 4.000%, 6/15/51 6/31 at 100.00 N/R   553,991
530 4.000%, 6/15/56 6/31 at 100.00 N/R   388,289
42,020 Build NYC Resource Corporation, New York, Revenue Bonds, Albert
Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A
9/25 at 100.00 N/R   42,058,658
2,575 Build NYC Resource Corporation, New York, Revenue Bonds, Albert
Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A
12/30 at 100.00 N/R   2,586,613
17,240 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020A-1, 5.500%, 6/01/55, 144A
12/30 at 100.00 N/R   13,639,426
Build NYC Resource Corporation, New York, Revenue
Bonds, Family Life Academy Charter School, Series
2020C-1:
5,000 5.000%, 6/01/40, 144A 12/30 at 100.00 N/R   4,109,350
10,000 5.000%, 6/01/55, 144A 12/30 at 100.00 N/R   7,286,600
2,125 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Taxable Series 2020A-2, 5.250%, 6/01/28,
144A
No Opt. Call N/R   2,007,849
185 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Taxable Series 2020B-2, 5.250%, 6/01/24,
144A
No Opt. Call N/R   183,424
1,155 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Taxable Series 2020C-2, 5.250%, 6/01/25,
144A
No Opt. Call N/R   1,129,809
10,000 Dormitory Authority of the State of New York,  State Personal Income
Tax Revenue Bonds,  General Purpose, Series 2021B, 4.000%,
3/15/47, (UB)
3/31 at 100.00 AA+   9,749,400
33,000 Dormitory Authority of the State of New York, General Revenue Bonds,
Northwell Health Obligated Group, Series 2022A, 4.250%, 5/01/52 -
AGM Insured, (UB) (5)
5/32 at 100.00 A-   33,029,040
4,870 Dormitory Authority of the State of New York, General Revenue Bonds,
Yeshiva University, Series 2022A, 5.000%, 7/15/50
7/32 at 100.00 BBB-   4,881,347
675 Dormitory Authority of the State of New York, Insured Revenue Bonds,
Pace University, Series 2013A, 5.000%, 5/01/38
5/23 at 100.00 BBB-   675,243
7,000 Dormitory Authority of the State of New York, Revenue Bonds,
Maimonides Medical Center, Series 2020, 3.000%, 2/01/50
8/27 at 100.00 AA+   5,401,200
28,690 Dormitory Authority of the State of New York, Revenue Bonds,
Montefiore Obligated Group, Series 2020A, 3.000%, 9/01/50 - AGM
Insured
3/30 at 100.00 A1   22,124,580
Dormitory Authority of the State of New York, Revenue
Bonds, NYU Langone Hospitals Obligated Group, Series
2020A:
17,500 3.000%, 7/01/48 - AGM Insured, (UB) (5) 7/30 at 100.00 AA   13,791,575
7,500 3.000%, 7/01/48, (UB) (5) 7/30 at 100.00 A2   5,730,825
12,000 4.000%, 7/01/50, (UB) (5) 7/30 at 100.00 A2   11,429,760
Dormitory Authority of the State of New York, Revenue
Bonds, Saint Joseph's College, Series 2021:
225 4.000%, 7/01/40 7/30 at 100.00 BBB-   207,857

131
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 650 5.000%, 7/01/51 7/30 at 100.00 BBB-   $ 656,474
Dormitory Authority of the State of New York, Revenue
Bonds, Vaughn College of Aeronautics & Technology,
Series 2016A:
5,000 5.500%, 12/01/36, 144A 12/26 at 100.00 BB-   4,952,250
4,000 5.500%, 12/01/46, 144A 12/26 at 100.00 BB-   3,729,520
5,710 Dormitory Authority of the State of New York, State Personal Income
Tax Revenue Bonds, General Purpose Series 2022A, 4.000%, 3/15/49,
(UB) (5)
3/32 at 100.00 AA+   5,504,269
6,500 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Bidding Group 1 Through 5, Series
2020A, 3.000%, 3/15/39, (UB) (5)
9/30 at 100.00 Aa1   5,610,280
Dormitory Authority of the State of New York, State
Personal Income Tax Revenue Bonds, General Purpose,
Series 2017B:
4,785 4.000%, 2/15/44, (UB) (5) 8/27 at 100.00 AA+   4,721,934
10,685 4.000%, 2/15/46, (UB) (5) 8/27 at 100.00 AA+   10,451,746
21,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2018A, 4.000%, 3/15/48,
(UB) (5)
9/28 at 100.00 Aa1   20,348,160
10,000 Dormitory Authority of the State of New York, State Personal Income
Tax Revenue Bonds, General Purpose, Series 2019A. Bidding Group
1,2,3,4, 4.000%, 3/15/49, (UB) (5)
3/29 at 100.00 Aa1   9,639,700
8,860 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/47,
(UB) (5)
2/30 at 100.00 Aa1   8,638,234
4,000 Dormitory Authority of the State of New York, State Personal Income Tax
Revenue Bonds, Tender Option Bond Trust 2015-XF1030, 7.231%,
3/15/44, 144A, (IF) (5)
3/24 at 100.00 Aa2   4,434,680
2,000 Erie County Tobacco Asset Securitization Corporation, New York,
Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%,
6/01/38
5/23 at 100.00 BB+   1,925,760
13,765 Glen Cove Local Economic Assistance Corporation, New York,
Revenue Bonds, Garvies Point Public Improvement Project, Capital
Appreciation Series 2016B, 0.000%, 1/01/45
No Opt. Call N/R   3,498,925
48,500 Glen Cove Local Economic Assistance Corporation, New York,
Revenue Bonds, Garvies Point Public Improvement Project, Capital
Appreciation Series 2016C, 5.625%, 1/01/55
1/34 at 100.00 N/R   41,898,665
5,560 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Current Interest
Series 2016A, 5.000%, 1/01/56
1/27 at 100.00 N/R   4,830,528
4,770 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Refunding Series 2020B, 5.660%, 2/01/44
2/30 at 100.00 N/R   4,638,873
9,600 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Series 2017A, 6.240%, 2/01/47
2/27 at 100.00 N/R   9,814,560
12,120 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Series 2018A, 6.760%, 2/01/48
2/28 at 100.00 N/R   12,721,637
Hempstead Town Local Development Corporation, New
York, Education Revenue Bonds, The Academy Charter
School Project, Series 2020A:
4,460 5.530%, 2/01/40 2/30 at 100.00 N/R   4,326,646
5,880 5.730%, 2/01/50 2/30 at 100.00 N/R   5,676,611

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
132
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
Hempstead Town Local Development Corporation, New
York, Education Revenue Bonds, The Academy Charter
School Project, Series 2021A:
$ 2,480 4.450%, 2/01/41 2/30 at 100.00 A2   $ 1,963,267
5,890 4.600%, 2/01/51 2/30 at 100.00 A2   4,385,694
325 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Taxable Series 2021B, 5.000%, 2/01/25
No Opt. Call A2   308,919
10,000 Hudson Yards Infrastructure Corporation, New York, Revenue Bonds,
Second Indenture Fiscal 2017 Series A, 4.000%, 2/15/47 - AGM
Insured, (UB) (5)
2/27 at 100.00 A+   9,690,900
5,000 Madison County Capital Resource Corporation, New York, Revenue
Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/23 (4)
9/22 at 100.00 N/R   1,750,000
10,000 Metropolitan Transportation Authority, New York, Dedicated Tax Fund
Bonds, Climate Bond Certified, Green Series 2017B-1, 4.000%,
11/15/52, (UB)
11/27 at 100.00 AA   9,662,500
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Bonds, Tender
Option Bond Trust Series 2022-Xf3000-3:
27,000 4.000%, 11/15/50, (UB) (5) 5/31 at 100.00 BBB+   24,618,330
9,000 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Green Climate Bond Certified Series 2019B, 4.000%,
11/15/49 - AGM Insured, (UB) (5)
5/29 at 100.00 A-   8,533,530
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2020A-1:
7,450 5.000%, 11/15/47, (UB) (5) 5/30 at 100.00 BBB+   7,706,355
20,000 4.000%, 11/15/54 - AGM Insured, (UB) (5) 5/30 at 100.00 A-   18,712,800
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2020C-1:
25,975 4.750%, 11/15/45, (UB) (5) 5/30 at 100.00 BBB+   26,374,755
22,885 5.000%, 11/15/50, (UB) (5) 5/30 at 100.00 BBB+   23,601,987
55,425 5.250%, 11/15/55, (UB) (5) 5/30 at 100.00 BBB+   58,135,283
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2020D-1:
6,500 5.000%, 11/15/43, (UB) (5) 11/30 at 100.00 BBB+   6,787,560
37,400 5.000%, 11/15/45, (UB) (5) 11/30 at 100.00 BBB+   38,891,138
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2020D-2:
20,500 4.000%, 11/15/47, (UB) (5) 11/30 at 100.00 BBB+   18,868,610
33,280 4.000%, 11/15/48, (UB) (5) 11/30 at 100.00 BBB+   30,511,770
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2020D-3:
39,675 4.000%, 11/15/49, (UB) (5) 11/30 at 100.00 BBB+   36,270,488
10,000 4.000%, 11/15/50, (UB) (5) 11/30 at 100.00 BBB+   9,117,900
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2021A-1:
20,000 4.000%, 11/15/47, (UB) (5) 5/31 at 100.00 BBB+   18,407,400
10,400 4.000%, 11/15/48, (UB) (5) 5/31 at 100.00 BBB+   9,534,928

133
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 31,080 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Refunding Green Climate Certified Series 2020E,
4.000%, 11/15/45, (UB) (5)
11/30 at 100.00 BBB+   $ 28,887,617
83,625 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Refunding Series 2017D, 4.000%, 11/15/42, (UB) (5)
5/28 at 100.00 BBB+   79,042,350
9,800 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2013E, 5.000%, 11/15/43, (UB) (5)
11/23 at 100.00 BBB+   9,818,816
15,000 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Series 2021A-2, 4.000%, 11/15/43, (UB) (5)
5/31 at 100.00 BBB+   14,114,100
Monroe County Industrial Development Corporation,
New York, Revenue Bonds, Academy of Health Sciences
Charter School Project, Social Impact Series 2022:
2,675 5.875%, 7/01/52, 144A 7/32 at 100.00 N/R   2,605,503
2,000 6.000%, 7/01/57, 144A 7/32 at 100.00 N/R   1,945,980
9,070 MTA Hudson Rail Yards Trust Obligations, New York, MTA Financing
Agreement Payable by the Metropolitan Transportation Authority,
Series 2016A, 5.000%, 11/15/56, (UB) (5)
11/23 at 100.00 A3   9,081,428
Nassau County Tobacco Settlement Corporation, New
York, Tobacco Settlement Asset-Backed Bonds, Series
2006A-3:
760 5.000%, 6/01/35 4/23 at 100.00 CCC+   696,000
710 5.125%, 6/01/46 4/23 at 100.00 CCC+   655,238
14,000 Nassau County, New York, General Obligation Bonds, General
Improvement Series 2022A, 4.250%, 4/01/52, (UB) (5)
4/32 at 100.00 A   13,586,160
5,000 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Series 2014G, 3.900%, 5/01/45
11/23 at 100.00 Aa2   4,584,750
5,110 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Sustainable Development
Green Bond 2021F-1, 2.400%, 11/01/46
5/29 at 100.00 Aa2   3,469,077
8,155 New York City Housing Development Corporation, New York,
Multifamily Housing Revenue Bonds, Sustainable Development Series
2020A-1C, 3.000%, 11/01/55
5/28 at 100.00 Aa2   5,809,704
New York City Industrial Development Agency, New
York, Civic Facility Revenue Bonds, Bronx Parking
Development Company, LLC Project, Series 2007:
2,890 2.250%, 10/01/22 (4) No Opt. Call N/R   2,312,000
18,995 2.300%, 10/01/27 (4) 5/23 at 100.00 N/R   15,196,000
34,160 2.300%, 10/01/37 (4) 5/23 at 100.00 N/R   27,328,000
70,725 2.350%, 10/01/46 (4) 5/23 at 100.00 N/R   56,580,000
6,750 New York City Industrial Development Agency, New York, PILOT
Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project,
Series 2020A, 4.000%, 3/01/45 - AGM Insured, (UB) (5)
9/30 at 100.00 A1   6,517,193
New York City Municipal Water Finance Authority, New
York, Water and Sewer System Revenue Bonds, Tender
Option Bond Trust 2015-XF0129:
970 6.878%, 6/15/46, 144A, (IF) (5) 6/23 at 100.00 AA+   992,048
1,320 6.880%, 6/15/46, 144A, (IF) (5) 6/23 at 100.00 AA+   1,350,043
2,000 6.880%, 6/15/46, 144A, (IF) (5) 6/23 at 100.00 AA+   2,045,520
3,700 7.351%, 6/15/46, 144A, (IF) (5) 6/23 at 100.00 AA+   3,784,212
14,000 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal
2017 Series DD, 5.000%, 6/15/47, (UB) (5)
12/26 at 100.00 AA+   14,794,220
7,615 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal
2020 Serries BB-1, 4.000%, 6/15/49, (UB)
12/29 at 100.00 AA+   7,445,262

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
134
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
New York City Municipal Water Finance Authority,
New York, Water and Sewer System Second General
Resolution Revenue Bonds, Fiscal 2023 Series DD:
$ 15,000 4.125%, 6/15/46, (UB) (5) 6/33 at 100.00 AA+   $ 14,947,050
27,000 4.125%, 6/15/47, (UB) (5) 6/33 at 100.00 AA+   26,829,900
1,600 New York City Municipal Water Finance Authority, Water and Sewer
System Second General Resolution Revenue Bonds, Tender Option
Bond Trust 2015-XF1022, 6.983%, 6/15/47, 144A, (IF) (5)
6/23 at 100.00 AA+   1,636,416
New York City Transitional Finance Authority, New York,
Building Aid Revenue Bonds, Fiscal Series 2015S-2:
2,500 5.000%, 7/15/40, (UB) (5) 7/25 at 100.00 AA   2,585,250
5,000 5.000%, 7/15/41, (UB) (5) 7/25 at 100.00 AA   5,166,050
10,000 New York City Transitional Finance Authority, New York, Building Aid
Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/45, (UB) (5)
1/26 at 100.00 AA   9,930,900
7,000 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal 2017 Series E-1, 4.000%, 2/01/44,
(UB) (5)
2/27 at 100.00 Aa1   6,946,590
4,490 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal 2018 Series C-3, 4.000%, 5/01/42,
(UB) (5)
5/28 at 100.00 Aa1   4,466,517
13,495 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal 2020 Subseries B-1, 4.000%,
11/01/43, (UB)
11/29 at 100.00 Aa1   13,417,134
New York City Transitional Finance Authority, New York,
Future Tax Secured Bonds, Subordinate Fiscal 2021
Subseries E-1:
5,710 4.000%, 2/01/43, (UB) (5) 2/31 at 100.00 0   5,677,739
5,000 3.000%, 2/01/51, (UB) (5) 2/31 at 100.00 Aa1   3,822,100
14,150 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal 2022 Subseries B-1, 4.000%,
8/01/48, (UB) (5)
8/31 at 100.00 Aa1   13,749,697
10,000 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal Series 2023F-1, 4.000%, 2/01/51,
(UB) (5)
2/33 at 100.00 Aa1   9,666,700
8,500 New York City, New York, General Obligation Bonds, Fiscal 2018 Series
B-1, 4.000%, 10/01/41
10/27 at 100.00 AA   8,501,275
10,725 New York City, New York, General Obligation Bonds, Fiscal 2021 Series
F-1, 4.000%, 3/01/47, (UB)
3/31 at 100.00 AA   10,457,411
10,000 New York City, New York, General Obligation Bonds, Fiscal 2023 Series
E-1, 4.000%, 4/01/50, (UB) , (WI/DD, Settling 4/11/23)
4/33 at 100.00 AA   9,683,000
75,000 New York Counties Tobacco Trust V, New York, Tobacco Settlement Pass-
Through Bonds, SubordinateTurbo CABs, Series 2005-S2, 0.000%,
6/01/50
4/23 at 19.60 N/R   10,427,250
10,635 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%,
11/15/44, 144A
11/24 at 100.00 N/R   10,253,204
New York Liberty Development Corporation, New York,
Liberty Revenue Bonds, 3 World Trade Center Project,
Class 2 Series 2014:
4,000 5.150%, 11/15/34, 144A 11/24 at 100.00 N/R   4,000,960
27,245 5.375%, 11/15/40, 144A 11/24 at 100.00 N/R   27,227,836
106,390 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%,
11/15/44, 144A
11/24 at 100.00 N/R   107,728,386

135
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
New York Liberty Development Corporation, New York,
Liberty Revenue Bonds, 4 World Trade Center Project,
Refunding Green Series 2021A:
$ 25,000 3.000%, 11/15/51 - BAM Insured, (UB) (5) 11/31 at 100.00 AA   $ 18,087,250
13,985 3.000%, 11/15/51, (UB) (5) 11/31 at 100.00 A   9,956,900
New York Liberty Development Corporation, New York,
Liberty Revenue Bonds, 7 World Trade Center Project,
Refunding Green Series 2022A-CL2:
43,495 3.125%, 9/15/50, (UB) (5) 3/30 at 100.00 Aaa   34,716,404
7,045 3.250%, 9/15/52 3/30 at 100.00 Aa3   5,262,827
3,420 3.500%, 9/15/52 3/30 at 100.00 A2   2,704,057
3,835 New York State Housing Finance Agency, Affordable Housing Revenue
Bonds, Climate Bond Certified/Sustainability Series 2019P, 3.150%,
11/01/54
5/28 at 100.00 Aa2   2,830,383
New York State Mortgage Agency, Homeowner
Mortgage Revenue Bonds, Social Series 250:
1,000 4.300%, 10/01/38, (UB) , (WI/DD, Settling 4/06/23) 4/32 at 100.00 Aa1   1,020,450
3,150 4.650%, 10/01/43, (UB) , (WI/DD, Settling 4/06/23) 4/32 at 100.00 Aa1   3,226,451
New York State Power Authority, General Revenue
Bonds, Series 2020A:
10,000 4.000%, 11/15/50, (UB) (5) 5/30 at 100.00 AA   9,694,700
22,865 4.000%, 11/15/55, (UB) (5) 5/30 at 100.00 AA   21,930,050
7,495 New York State Power Authority, Green Transmission Project Revenue
Bonds, Green Series 2022A, 4.000%, 11/15/61 - AGM Insured, (UB) ,
(WI/DD, Settling 4/11/23)
11/31 at 100.00 A1   7,050,097
15,600 New York State Thruway Authority, General Revenue Bonds, Series
2021O, 4.000%, 1/01/45, (UB) (5)
7/31 at 100.00 A   15,348,372
20,000 New York State Thruway Authority, General Revenue Junior
Indebtedness Obligations, Series 2019B, 4.000%, 1/01/53, (UB) (5)
1/30 at 100.00 A-   18,943,200
New York State Thruway Authority, State Personal Income
Tax Revenue Bonds, Bidding Group 1 Series 2022A:
5,000 4.000%, 3/15/49, (UB) (5) 9/32 at 100.00 AA+   4,835,200
8,500 4.125%, 3/15/52, (UB) (5) 9/32 at 100.00 AA+   8,326,855
New York State Thruway Authority, State Personal Income
Tax Revenue Bonds, Bidding Group 5 Transportation
Series 2021A-1:
7,045 4.000%, 3/15/43, (UB) (5) 3/31 at 100.00 AA+   6,995,685
15,000 4.000%, 3/15/46, (UB) (5) 3/31 at 100.00 AA+   14,693,850
New York State Thruway Authority, State Personal Income
Tax Revenue Bonds, Climate Certified Green Series
2022C:
13,930 4.125%, 3/15/56, (UB) (5) 9/32 at 100.00 N/R   13,545,114
17,255 4.125%, 3/15/57, (UB) (5) 9/32 at 100.00 N/R   16,741,664
26,365 New York State Thruway Authority, State Personal Income Tax Revenue
Bonds, Series 2021A-1., 3.000%, 3/15/49, (UB) (5)
3/31 at 100.00 0   20,567,073
19,365 New York State Urban Development Corporation, State Personal
Income Tax Revenue Bonds, General Purpose Group 2, Series 2017C,
4.000%, 3/15/44, (UB) (5)
9/27 at 100.00 AA+   19,217,245
24,635 New York State Urban Development Corporation, State Personal
Income Tax Revenue Bonds, General Purpose, Series 2020A, 4.000%,
3/15/45, (UB) (5)
9/30 at 100.00 Aa1   24,325,831
5,000 New York State Urban Development Corporation, State Personal
Income Tax Revenue Bonds, General Purpose, Series 2020C, 3.000%,
3/15/48, (UB) (5)
9/30 at 100.00 Aa2   3,982,650

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
136
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 4,060 New York State Urban Development Corporation, State Sales Tax
Revenue Bonds, Series 2021A, 3.000%, 3/15/50, (UB) (5)
9/31 at 100.00 AA+   $ 3,179,264
New York Transportation Development Corporation,
New York, Special Facilities Bonds, LaGuardia Airport
Terminal B Redevelopment Project, Series 2016A:
9,000 5.000%, 7/01/46, (AMT) 7/24 at 100.00 Baa2   9,018,720
4,990 5.000%, 7/01/46 - AGM Insured, (AMT), (UB) (5) 7/24 at 100.00 A1   5,005,768
15,665 5.250%, 1/01/50, (AMT) 7/24 at 100.00 Baa2   15,710,742
4,740 4.000%, 1/01/51 - AGM Insured, (AMT), (UB) (5) 7/24 at 100.00 BBB   4,335,394
305 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Refunding Series 2016, 5.000%, 8/01/26,
(AMT)
4/23 at 100.00 B-   305,204
9,385 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Series 2020, 5.250%, 8/01/31, (AMT)
8/30 at 100.00 B-   9,689,356
8,950 Niagara Area Development Corporation, New York, Solid Waste
Disposal Facility Revenue Refunding Bonds, Covanta Energy Project,
Series 2018A, 4.750%, 11/01/42, (AMT), 144A
7/23 at 100.00 B   7,625,221
3,140 Ogdensburg Bridge and Port Authority, New York, Revenue Bonds,
Series 2017, 5.750%, 7/01/47, (AMT), 144A
7/27 at 100.00 N/R   2,916,840
4,615 Oneida County Local Development Corporation, New York, Revenue
Bonds, Mohawk Valley Health System Project, Series 2021A, 3.000%,
12/01/51 - AGM Insured
12/31 at 100.00 AA   3,221,639
1,720 Otsego County Capital Resource Corporation, New York, Revenue
Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45
10/25 at 100.00 B2   1,377,600
14,765 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, Two Hundred Eighteen Series 2019, 4.000%, 11/01/41, (AMT),
(UB) (5)
11/29 at 100.00 AA-   14,456,854
12,200 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43, (UB) (5)
9/28 at 100.00 AA-   12,204,636
20,660 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, Two Hundred Seventeen Series 2019, 4.000%, 11/01/49, (UB)
(5)
11/29 at 100.00 AA-   20,294,318
Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, Two Hundred Twenty-One
Series 2020:
1,900 4.000%, 7/15/37, (AMT), (UB) (5) 7/30 at 100.00 AA-   1,918,696
25,765 4.000%, 7/15/55, (AMT), (UB) (5) 7/30 at 100.00 AA-   23,820,000
9,265 4.000%, 7/15/60, (AMT), (UB) (5) 7/30 at 100.00 AA-   8,569,106
Port Authority of New York and New Jersey,
Consolidated Revenue Bonds, Two Hundred Twenty-
Third Series 2021:
9,635 4.000%, 7/15/46, (AMT), (UB) (5) 7/31 at 100.00 AA-   9,241,410
5,745 4.000%, 7/15/51, (AMT), (UB) (5) 7/31 at 100.00 A+   5,406,792
21,090 4.000%, 7/15/61, (AMT), (UB) , (WI/DD, Settling 4/11/23) (5) 7/31 at 100.00 AA-   19,525,966
21,000 Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66
6/31 at 27.72 N/R   2,359,350
2,000 Syracuse Industrial Development Authority, New York, PILOT Revenue
Bonds, Carousel Center Project, Refunding Series 2016A, 5.000%,
1/01/33, (AMT)
1/26 at 100.00 C   1,490,000
Triborough Bridge and Tunnel Authority, New York,
General Purpose Revenue Bonds, MTA Bridges &
Tunnels, Series 2018A:
50,335 4.000%, 11/15/47, (UB) (5) 5/28 at 100.00 AA-   49,586,519

137
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 19,655 4.000%, 11/15/48, (UB) (5) 5/28 at 100.00 AA-   $ 19,277,427
5,045 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2021C-1A, 4.000%, 5/15/46, (UB) (5)
11/31 at 100.00 AA+   4,978,507
Triborough Bridge and Tunnel Authority, New York,
Payroll Mobility Tax Bonds, Senior Lien Series 2021C-3:
12,125 3.000%, 5/15/51 - AGM Insured, (UB) (5) 11/31 at 100.00 A1   9,470,716
11,665 3.000%, 5/15/51, (UB) (5) 11/31 at 100.00 N/R   8,902,261
5,110 4.000%, 5/15/51, (UB) (5) 11/31 at 100.00 AA+   4,988,280
20,000 Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax
Bonds, Senior Lien Series 2022 A, 4.000%, 5/15/51, (UB) (5)
5/32 at 100.00 AA+   19,523,600
Triborough Bridge and Tunnel Authority, New York,
Sales Tax Revenue Bonds, MTA Bridges & Tunnels, TBTA
Capital Lockbox-City Sales Tax Series 2023A:
13,050 4.125%, 5/15/53, (UB) 5/33 at 100.00 AA+   12,856,469
41,395 4.250%, 5/15/58, (UB) , (WI/DD, Settling 4/10/23) (5) 5/33 at 100.00 AA+   40,490,105
6,000 4.250%, 5/15/58 (5) 5/33 at 100.00 AA+   5,868,840
11,080 4.500%, 5/15/63 , (WI/DD, Settling 4/10/23) (5) 5/33 at 100.00 AA+   10,782,724
9,850 4.500%, 5/15/63, (UB) (5) 5/33 at 100.00 AA+   9,845,567
9,060 Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue
Bonds, MTA Bridges & Tunnels, TBTA Capital Lockbox-City Sales Tax,
Series 2022A, 4.000%, 5/15/57, (UB) (5)
11/32 at 100.00 AA+   8,510,692
TSASC Inc., New York, Tobacco Asset-Backed Bonds,
Series 2006:
10,000 5.000%, 6/01/45 6/27 at 100.00 CCC+   9,327,000
35,925 5.000%, 6/01/48 6/27 at 100.00 N/R   33,032,319
Westchester County Local Development Corporation,
New York, Revenue Bond, Purchase Senior Learning
Community, Inc. Project, Accd Inv Series 2021A:
5,000 5.000%, 7/01/36, 144A 7/27 at 104.00 N/R   4,312,300
6,530 5.000%, 7/01/41, 144A 7/27 at 104.00 N/R   5,346,568
25,000 4.500%, 7/01/56, 144A 7/27 at 104.00 N/R   16,743,000
13,025 5.000%, 7/01/56, 144A 7/27 at 104.00 N/R   9,614,664
1,225 Westchester County Local Development Corporation, New York,
Revenue Bonds, Pace University, Series 2014A, 5.000%, 5/01/34
5/24 at 100.00 BBB-   1,238,181
1,250 Western Regional Off-Track Betting Corporation, New York, Tax Exempt
Revenue Bonds, Additional Secured General Obligation Series 2021,
4.125%, 12/01/41, 144A
6/31 at 100.00 N/R   922,887
Total New York 2,110,853,952
North Carolina - 0.2%
5,000 Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas
International, Series 2021B, 4.000%, 7/01/51, (AMT), (UB) (5)
7/31 at 100.00 0   4,713,650
8,540 Charlotte, North Carolina, Water and Sewer System Revenue Bonds,
Series 2022A, 4.000%, 7/01/52, (UB) (5)
7/32 at 100.00 AAA   8,441,022
167 Hillsborough, North Carolina, Special Assessement Revenue Bonds,
Series 2013, 7.750%, 2/01/24
5/23 at 100.00 N/R   166,973
1,600 Mooresville, North Carolina, Special Assessment Revenue Bonds, Series
2015, 5.375%, 3/01/40, 144A
3/25 at 100.00 N/R   1,477,616
7,835 North Carolina Department of Transportation, Private Activity Revenue
Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54, (AMT)
6/25 at 100.00 BBB   7,579,344
North Carolina Medical Care Commission, Revenue
Bonds, First Mortgage Galloway Ridge Project,
Refunding Series 2014A:
210 5.250%, 1/01/41, (Pre-refunded 1/01/24) 1/24 at 100.00 N/R  (7) 213,818
2,510 5.250%, 1/01/41 1/24 at 100.00 N/R   2,316,353

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
138
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
North Carolina (continued)
$ 7,068 Winston-Salem, North Carolina, Multifamily Housing Revenue Bonds,
Rolling Hills Apartments, Series 2016, 4.400%, 11/01/56, (Mandatory
Put 7/01/34)
7/33 at 100.00 N/R   $ 6,102,583
Total North Carolina 31,011,359
North Dakota - 0.2%
Grand Forks, North Dakota, Health Care System Revenue
Bonds, Altru Health System Obligated Group, Series
2021:
6,625 3.000%, 12/01/46 - AGM Insured 12/31 at 100.00 BBB-   5,150,341
9,830 3.000%, 12/01/51 - AGM Insured, (UB) (5) 12/31 at 100.00 BBB-   7,331,509
3,300 Grand Forks, North Dakota, Senior Housing & Nursing Facilities
Revenue Bonds, Valley Homes and Services Obligated Group, Series
2017, 5.000%, 12/01/36
12/26 at 100.00 N/R   3,003,627
10,000 North Dakota Housing Finance Agency, Home Mortgage Finance
Program Bonds, Social Series 2023A, 4.600%, 7/01/43, (UB) , (WI/DD,
Settling 4/06/23)
7/32 at 100.00 Aa1   10,202,200
6,370 North Dakota Public Finance Authority, Capital Financing Program
Revenue Bonds, Series 2015C, 5.000%, 6/01/40, (UB) (5)
6/25 at 100.00 AA-   6,609,703
Williston, North Dakota, Multifamily Housing Revenue
Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070 6.250%, 9/01/23 (4) No Opt. Call N/R   1,381,500
14,230 7.750%, 9/01/38 (4) 9/23 at 100.00 N/R   6,403,500
Total North Dakota 40,082,380
Ohio - 2.5%
9,900 Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital
Facilities Revenue Bonds, Summa Health System, Refunding &
Improvement Series 2016, 5.250%, 11/15/46
11/26 at 100.00 BBB+   10,075,725
1,098,105 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57
6/30 at 22.36 N/R   131,520,036
12,595 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Series 2020B-2 Class 2, 5.000%, 6/01/55
6/30 at 100.00 N/R   11,421,020
690 Cleveland-Cuyahoga County Port Authority, Ohio, Tax Increment
Financing Revenue Bonds, Flats East Bank Project, Refunding Senior
Series 2021A, 4.000%, 12/01/55, 144A
12/29 at 100.00 BB   581,787
22,870 County of Washington, Ohio, Hospital Facilities Revenue Bonds, Series
2022, 6.750%, 12/01/52
12/32 at 100.00 N/R   22,999,444
6,275 Evans Farm New Communty Authority, Ohio, Community Development
Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020,
4.000%, 12/01/46
6/29 at 100.00 N/R   4,935,476
6,765 Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health,
Series 2020, 5.000%, 9/15/50, (UB) (5)
3/30 at 100.00 Baa2   6,880,952
3,800 Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health,
Tender Option Bond Trust 2015-XF1005, 5.853%, 2/01/44, 144A, (IF)
(5)
2/24 at 100.00 A3   3,833,706
2,000 Hardin County, Ohio Economic Development Facility Revenue Bonds,
Ohio Northern University, Refunding & Improvement Series 2020,
5.500%, 5/01/50
5/27 at 103.00 N/R   1,748,920
2,480 Hilliard Hickory Chase Community Authority, Ohio, Infustructure
Improvement Revenue Bonds, Hickory Chase Project, Senior Series
2019A, 5.000%, 12/01/40, 144A
12/29 at 100.00 N/R   2,247,054

139
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 2,750 Jefferson County Port Authority, Ohio, Economic Develoepment
Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2021,
3.500%, 12/01/51, (AMT)
12/31 at 100.00 Ba1   $ 1,921,342
3,250 Jeffrey Place New Community Authority, Ohio, Jeffrey Place
Redevelopment Bonds, Series 2007A, 5.000%, 12/01/32
5/23 at 100.00 N/R   3,009,597
6,330 Jeffrey Place New Community Authority, Ohio, Jeffrey Place
Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33
6/23 at 100.00 N/R   6,040,656
4,640 Lorain County Port Authority, Ohio, Tax Increment Revenue Bonds,
North Ridgeville- Riddell Public Improvement Project, Series 2017,
5.750%, 12/01/41, 144A
12/26 at 100.00 N/R   4,356,960
16,000 Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering
Health Network Obligated Group Project, Refunding Improvement
Series 2019, 5.000%, 8/01/49, (UB) (5)
8/28 at 100.00 A2   16,450,400
5,975 Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering
Health Network Obligated Group Project, Refunding & Improvement
Series 2021, 3.000%, 8/01/40, (UB) (5)
2/31 at 100.00 A2   4,954,590
11,160 Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering
Health Network Obligated Group, Series 2016, 4.000%, 8/01/47, (UB)
(5)
8/26 at 100.00 A2   10,582,805
Muskingum County, Ohio, Hospital Facilities Revenue
Bonds, Genesis HealthCare System Obligated Group
Project, Series 2013:
3,685 5.000%, 2/15/33 5/23 at 100.00 Ba2   3,686,585
9,060 5.000%, 2/15/44 5/23 at 100.00 Ba2   8,389,560
1,500 5.000%, 2/15/48 5/23 at 100.00 Ba2   1,303,170
500 Northeast Ohio Medical University, General Receipts Bonds, Refunding
Series 2021A, 3.000%, 12/01/40
12/30 at 100.00 Baa1   398,930
77,813 Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation
Project, Series 2009A, 5.700%, 8/01/23
No Opt. Call N/R   97,266
57,585 Ohio Air Quality Development Authority, Ohio, Exempt Facilities
Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%,
7/01/49, (AMT), 144A
7/29 at 100.00 B-   52,052,809
18,020 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009B, 3.100%, 9/01/23
No Opt. Call N/R   22,525
30,400 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)
No Opt. Call BBB-   27,668,256
29,738 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series
2006A, 3.750%, 12/01/23 (4)
No Opt. Call N/R   37,172
3,570 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project,
Refunding Series 2010A, 3.125%, 7/01/33 (4)
No Opt. Call N/R   4,463
17,065 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project,
Refunding Series 2010B, 3.750%, 6/01/33 (4)
No Opt. Call N/R   21,331
5,950 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2005B, 3.125%, 1/01/34 (4)
No Opt. Call N/R   7,437
10,125 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2006B, 3.625%, 12/01/33 (4)
No Opt. Call N/R   12,656

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
140
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 3,810 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008B, 3.625%, 10/01/33 (4)
No Opt. Call N/R   $ 4,762
7,175 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008C, 3.950%, 11/01/32 (4)
No Opt. Call N/R   8,969
48,650 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Generating Corporation Project, Refunding Series 2006A,
3.000%, 5/15/49 (4)
No Opt. Call N/R   60,813
36,355 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2005B, 4.000%, 1/01/34 (4)
No Opt. Call N/R   45,444
11,290 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008B, 3.625%, 10/01/33
No Opt. Call N/R   14,112
16,065 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008C, 3.950%, 11/01/32 (4)
No Opt. Call N/R   20,081
24,315 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010A, 3.750%, 7/01/33 (4)
No Opt. Call N/R   30,394
19,175 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010C, 4.000%, 6/01/33
No Opt. Call N/R   23,969
49,675 Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation
Project, Series 2006B, 4.000%, 12/01/33 (4)
No Opt. Call N/R   62,094
8,525 Port of Greater Cincinnati Development Authority, Ohio, Special
Obligation Development TIF Revenue Bonds, RBM Development -
Phase 2A Project, Series 2016B, 5.000%, 12/01/46
12/26 at 100.00 N/R   7,330,477
17,055 Port of Greater Cincinnati Development Authority, Ohio, Special
Obligation Development TIF Revenue Bonds, RBM Development -
Phase 2B Project, Series 2018A, 6.000%, 12/01/50
12/28 at 100.00 N/R   15,644,210
13,880 Port of Greater Cincinnati Development Authority, Ohio, Special
Obligation Tax Increment Financing Revenue Bonds, Cooperative
Township Public Parking Project, Gallery at Kenwood, Senior Lien
Series 2019A, 5.000%, 11/01/51
11/30 at 100.00 N/R   10,885,112
Seneca County, Ohio, Health Care Facilities Revenue
Bonds, VOA Care Rehabilitation Centers, Inc., Series
2014A:
1,500 6.500%, 7/01/34 7/24 at 100.00 N/R   1,329,870
3,000 6.750%, 7/01/43 7/24 at 100.00 N/R   2,501,370
5,000 7.000%, 7/01/49 7/24 at 100.00 N/R   4,153,100
1,200 Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds,
Memorial Health System Obligated Group Project, Improvement
Series 2015, 5.500%, 12/01/43
12/24 at 100.00 B+   1,081,968
Southern Ohio Port Authority, Ohio, Facility Revenue
Bonds, Purecycle Project, Series 2020A:
2,000 6.500%, 12/01/30, (AMT), 144A 12/27 at 103.00 N/R   1,761,460
42,350 7.000%, 12/01/42, (AMT), 144A 12/27 at 103.00 N/R   33,943,525
Southern Ohio Port Authority, Ohio, Facility Revenue
Bonds, Purecycle Project, Series 2020B:
8,000 10.000%, 12/01/25, (AMT), 144A 12/24 at 105.00 N/R   7,711,680
2,000 10.000%, 12/01/27, (AMT), 144A 12/26 at 105.00 N/R   1,869,760

141
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 25,585 Tuscarawas County Economic Development and Finance Alliance,
Ohio, Higher Education Facilities Revenue Bonds, Ashland University,
Refunding & Improvement Series 2015, 6.000%, 3/01/45
3/25 at 100.00 N/R   $ 25,592,164
Total Ohio 451,337,964
Oklahoma - 0.3%
1,500 Mannford Public Works Authority, Oklahoma, Revenue Bonds, Capital
Improvement Series 2021, 3.250%, 1/01/51
1/29 at 100.00 N/R   1,146,615
5,475 Norman Regional Hospital Authority, Oklahoma, Hospital Revenue
Bonds, Series 2019, 4.000%, 9/01/45, (UB) (5)
9/29 at 100.00 Baa2   4,651,834
9,615 Oklahoma Development Finance Authority, Health System Revenue
Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/52
8/28 at 100.00 BB-   9,291,455
5,910 Oklahoma Development Finance Authority, Health System Revenue
Bonds, OU Medicine Project, Taxable Series 2022, 5.500%, 8/15/37
8/32 at 100.00 N/R   5,721,944
Payne County Economic Development Authority,
Oklahoma, Revenue Bonds, Epworth Living at the Ranch,
Series 2016A:
2,828 0.000%, 11/01/46 (4) 11/26 at 100.00 N/R   7,070
4,149 7.000%, 11/01/51 (4) 11/26 at 100.00 N/R   10,373
2,620 Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma, Tax
Apportionment Revenue Bonds, Santa Fe Square Project, Series 2021,
4.375%, 12/01/41, 144A
12/31 at 100.00 N/R   2,161,107
1,565 Tulsa Authority for Economic Opportunity, Tulsa County, Oklahoma,
Tax Apportionment Revenue Bonds, Vast Bank Project, Series 2021,
4.000%, 12/01/43, 144A
12/31 at 100.00 N/R   1,225,098
14,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American
Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35, (AMT)
6/23 at 100.00 N/R   14,014,980
2,850 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American
Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35, (AMT)
6/23 at 100.00 N/R   2,853,049
16,080 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American
Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35, (AMT)
6/23 at 100.00 N/R   16,097,206
Total Oklahoma 57,180,731
Oregon - 0.3%
10,000 Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds,
Asante Health System, Refunding Series 2020A, 4.000%, 8/15/45 -
AGM Insured, (UB) (5)
8/30 at 100.00 A+   9,645,100
815 Oregon Facilities Authority, Revenue Bonds, Howard Street Charter
School Project, Series 2019A, 5.250%, 6/15/55, 144A
6/27 at 102.00 N/R   721,919
Oregon Facilities Authority, Revenue Bonds, Metro East
Web Academy Project, Series 2019A:
670 5.000%, 6/15/39, 144A 6/27 at 102.00 N/R   631,582
1,810 5.000%, 6/15/49, 144A 6/27 at 102.00 N/R   1,596,113
8,590 Oregon Facilities Authority, Revenue Bonds, Providence Health &
Services, Series 2015C, 5.000%, 10/01/45, (UB) (5)
10/25 at 100.00 A+   8,652,449
Oregon Facilities Authority, Revenue Bonds, Redmond
Proficiency Academy Project, Series 2015A:
550 5.500%, 6/15/35, 144A 6/25 at 100.00 N/R   551,073
1,650 5.750%, 6/15/46, 144A 6/25 at 100.00 N/R   1,647,739
3,625 Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency
Academy Project, Series 2016A, 5.250%, 6/15/51
6/25 at 100.00 N/R   3,248,036
10,000 Oregon Health and Science University, Revenue Bonds, Green Series
2021A, 4.000%, 7/01/51, (UB) (5)
1/32 at 100.00 AA-   10,000,500

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
142
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oregon (continued)
$ 9,135 Oregon Health and Science University, Revenue Bonds, Series 2019A,
3.000%, 7/01/49, (UB) (5)
1/30 at 100.00 AA-   $ 7,179,379
2,410 Oregon State Facilities Authority, Oregon, Charter School Revenue
Bonds, Academy for Character Education, Series 2022A, 7.000%,
6/15/52, 144A
6/32 at 100.00 N/R   2,438,920
320 Oregon State Facilities Authority, Oregon, Charter School Revenue
Bonds, Academy for Character Education, Series 2022B, 9.000%,
6/15/29, 144A
No Opt. Call N/R   322,448
3,125 Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas
Retirement Village Project, Series 2015A, 5.375%, 7/01/45
7/25 at 100.00 N/R   2,734,063
Port of Alsea, Lincoln County, Oregon, General
Obligation Bonds, Series 2018:
385 4.000%, 6/15/38 6/28 at 100.00 N/R   387,379
800 4.375%, 6/15/43 6/28 at 100.00 N/R   806,376
7,870 Port of Portland, Oregon, International Airport Revenue Bonds, Series
2020-27A, 4.000%, 7/01/50, (AMT), (UB) (5)
7/30 at 100.00 0   7,352,154
2,480 Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise
Cascade Project, Series 1997, 5.650%, 12/01/27
5/23 at 100.00 N/R   2,485,233
Total Oregon 60,400,463
Pennsylvania - 2.2%
12,775 Allegheny Country Industrial Development Authority, Pennsylvania,
Environmental Improvement Revenue Bonds, United States Steel
Corporation Project, Series 2012, 5.750%, 8/01/42, (AMT)
5/23 at 100.00 B1   12,784,837
2,905 Allegheny County Industrial Development Authority, Pennsylvania, ,
Charter School Revenue Bonds, Propel Charter School-Sunrise, Series
2013, 6.000%, 7/15/38
7/23 at 100.00 BB+   2,919,031
4,000 Allentown Commercial and Industrial Development Authority,
Pennsylvania, Revenue Bonds, Arts Academy Charter Middle School
Foundation Project, Series 2022A, 5.000%, 6/15/57, 144A
6/29 at 103.00 N/R   3,360,760
Allentown Commercial and Industrial Development
Authority, Pennsylvania, Revenue Bonds, Executive
Education Academy Charter School, Series 2017:
2,400 6.000%, 7/01/37, 144A 7/24 at 100.00 N/R   2,377,104
11,015 6.250%, 7/01/47, 144A 7/24 at 100.00 N/R   10,614,825
5,755 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior
Series 2021, 6.000%, 5/01/42, 144A
5/31 at 100.00 N/R   5,865,151
35,695 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Generation Project,
Refunding Series 2006A, 3.500%, 4/01/41 (4)
No Opt. Call N/R   44,619
45,855 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Refunding Series 2005A, 4.000%, 1/01/35 (4)
No Opt. Call N/R   57,319
46,000 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Refunding Series 2008A, 2.700%, 4/01/35 (4)
No Opt. Call N/R   57,500
50,320 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Series 2006B, 3.500%, 12/01/35 (4)
No Opt. Call N/R   62,900
9,200 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Refunding Bonds, FirstEnergy Generation
Project, Series 2008B, 3.750%, 10/01/47
4/31 at 100.00 BBB-   6,834,588

143
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 17,965 Berks County Industrial Development Authority, Pennsylvania, Health
System Revenue Bonds, Tower Health Project, Series 2017, 5.000%,
11/01/47, (UB)
11/27 at 100.00 B   $ 10,896,850
2,110 Berks County Municipal Authority, Pennsylvania, Revenue Bonds,
Reading Hospital & Medical Center Project, Tender Option Bonds
3374. As of 6/4/2015 Converted to Trust 2015-XF2049, 4.849%,
11/01/44, 144A, (IF) (5)
5/22 at 100.00 B+   –
Central Bradford Progress Authority, Pennsylvania,
Revenue Bonds, Guthrie Health, Series 2021B:
8,160 3.000%, 12/01/44 - BAM Insured , (WI/DD, Settling 4/10/23) 12/31 at 100.00 AA   6,623,472
6,305 4.000%, 12/01/51 - BAM Insured, (UB) (5) 12/31 at 100.00 AA   6,010,746
Chester County Health and Education Facilities
Authority, Pennsylvania, Revenue Bonds, Simpson Senior
Services Project, Series 2015A:
705 5.000%, 12/01/30 12/25 at 100.00 N/R   666,296
680 5.000%, 12/01/35 12/25 at 100.00 N/R   622,492
1,400 5.250%, 12/01/45 12/25 at 100.00 N/R   1,239,140
6,000 Chester County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Collegium Charter School Project, Series 2017A,
5.250%, 10/15/47
4/27 at 100.00 BB   5,429,280
1,000 Chester County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Collegium Charter School Project, Series 2022,
6.000%, 10/15/52, 144A
10/32 at 100.00 BB   983,670
Chester County Industrial Development Authority,
Pennsylvania, Special Obligation Bonds, Woodlands at
Greystone Project, Series 2018:
484 5.000%, 3/01/38, 144A 3/28 at 100.00 N/R   472,026
1,265 5.125%, 3/01/48, 144A 3/28 at 100.00 N/R   1,178,954
1,595 Clarion County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Clarion University Foundation Inc. Student Housing
Project at Clarion University, Series 2014A, 5.000%, 7/01/45
7/24 at 100.00 A1   1,611,189
7,775 Dauphin County General Authority, Pennsylvania, Revenue Bonds,
Harrisburg University of Science & Technology Project, Series 2017,
5.125%, 10/15/41, 144A
10/27 at 100.00 BB   7,117,546
6,000 Dauphin County General Authority, Pennsylvania, Revenue Bonds,
Harrisburg University of Science & Technology Project, Series 2020,
6.250%, 10/15/53, 144A
10/28 at 100.00 BB   6,038,760
3,000 Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn
Highlands Healthcare, Series 2018, 4.000%, 7/15/43, (UB) (5)
1/28 at 100.00 A-   2,801,670
8,455 Geisinger Authority, Montour County, Pennsylvania, Health System
Revenue Bonds, Geisinger Health System, Series 2014A, 4.000%,
6/01/41, (UB) (5)
6/24 at 100.00 A2   8,186,638
2,000 Lehigh County Industrial Development Authority, Pennsylvania, Charter
School Revenue Bonds, Seven Generations Charter School, Series
2021A, 4.000%, 5/01/51
5/30 at 100.00 BB   1,443,020
1,000 Lehigh County Industrial Development Authority, Pennsylvania, Special
Obligation Revenue Bonds, West Hills Business Center Project, Series
2014, 6.500%, 7/01/32
7/23 at 100.00 N/R   1,004,400
9,965 Montgomery County Higher Education and Health Authority,
Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series
2022B, 4.000%, 5/01/56 - AGM Insured, (UB) (5)
5/32 at 100.00 A1   9,658,477
Mount Lebanon School District, Allegheny County,
Pennsylvania, General Obligation Bonds, Tender Option
Bonds Trust 2016-XG0063:
945 6.161%, 2/15/31, (Pre-refunded 8/15/23), 144A, (IF) (5) 8/23 at 100.00 Aa1  (7) 978,198

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
144
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 1,340 6.164%, 2/15/32, (Pre-refunded 8/15/23), 144A, (IF) (5) 8/23 at 100.00 Aa1  (7) $ 1,387,155
1,410 6.162%, 2/15/33, (Pre-refunded 8/15/23), 144A, (IF) (5) 8/23 at 100.00 Aa1  (7) 1,459,575
1,480 6.165%, 2/15/34, (Pre-refunded 8/15/23), 144A, (IF) (5) 8/23 at 100.00 Aa1  (7) 1,532,140
1,072 Northampton County Industrial Development Authority, Pennsylvania,
Recovery Revenue Bonds, Northampton Generating Project, Senior
Lien Series 2013A0 & AE2, 0.900%, 12/31/23
5/23 at 100.00 N/R   192,843
498 Northampton County Industrial Development Authority, Pennsylvania,
Recovery Revenue Bonds, Northampton Generating Project, Senior
Lien Taxable Series 2013B, 0.900%, 12/31/23 , (cash 5.000%, PIK
5.000%)
No Opt. Call N/R   89,689
4,035 Northampton County Industrial Development Authority, Pennsylvania,
Tax Increment Financing Revenue Bonds, Route 33 Project, Series
2013, 7.000%, 7/01/32
7/23 at 100.00 N/R   4,055,256
12,885 Pennsylvania Economic Development Financing Authority, 5.000%,
12/31/57, (AMT), (UB) (5)
12/32 at 100.00 A1   13,346,283
30,690 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-1, 10.000%, 12/01/40, 144A
6/30 at 100.00 N/R   27,550,106
30,690 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
6/30 at 100.00 N/R   27,550,106
29,220 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2021A, 10.000%, 12/01/31
No Opt. Call N/R   24,050,105
17,565 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Taxable Series 2020B-2, 10.000%, 12/01/29, 144A
No Opt. Call N/R   16,555,188
20,520 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2005A, 3.750%, 12/01/40 (4)
No Opt. Call N/R   25,650
13,275 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2006A, 2.550%, 11/01/41 (4)
No Opt. Call N/R   16,594
46,720 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project,
Series 2009A, 6.400%, 12/01/38 (4)
9/25 at 100.00 N/R   20,556,800
Pennsylvania Economic Development Financing
Authority, Pennsylvania, Private Activity Revenue Bonds,
The PennDOT Major Bridges Package One Project,
Series 2022:
1,990 5.750%, 6/30/48, (AMT) 12/32 at 100.00 BBB-   2,153,220
3,925 5.250%, 6/30/53, (AMT) 12/32 at 100.00 BBB-   3,984,424
2,765 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
LaSalle University, Series 2012, 5.000%, 5/01/42
5/23 at 100.00 BB   2,247,503
Pennsylvania Higher Educational Facilities Authority,
Revenue Bonds, University of Pennsylvania Health
System, Series 2019:
2,500 4.000%, 8/15/44, (UB) (5) 8/29 at 100.00 Aa3   2,466,550
20,770 4.000%, 8/15/49, (UB) (5) 8/29 at 100.00 Aa3   20,046,789
Philadelphia Authority for Industrial Development Senior
Living Facilities, Philadelphia, Pennsylvania, Revenue
Bonds, Wesley Enhanced Living Obligated Group, Series
2017A:
1,445 5.000%, 7/01/37 7/27 at 100.00 BB   1,271,542
1,575 5.000%, 7/01/42 7/27 at 100.00 BB   1,326,402

145
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 2,605 5.000%, 7/01/49 7/27 at 100.00 BB   $ 2,108,696
785 Philadelphia Authority for Industrial Development, Pennsylvania,
Multifamily Housing Revenue Bonds, Presbyterian Homes
Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35
5/23 at 100.00 Baa3   799,758
920 Philadelphia Authority for Industrial Development, Pennsylvania,
Revenue Bonds, Alliance for Progress Charter School, Series 2019A,
5.000%, 6/15/39
6/26 at 100.00 N/R   880,523
11,855 Philadelphia Authority for Industrial Development, Pennsylvania,
Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A,
5.375%, 6/15/50, 144A
12/27 at 100.00 N/R   10,317,881
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, Mariana Bracetti Academy
Project, Taxable Series 2020B:
10,155 4.875%, 12/15/35, 144A 12/27 at 100.00 N/R   9,148,843
11,045 5.125%, 12/15/44, 144A 12/27 at 100.00 N/R   9,531,835
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, Richard Allen Preparatory
Charter School, Series 2006:
235 6.050%, 5/01/23 5/23 at 100.00 N/R   234,890
985 6.250%, 5/01/33 5/23 at 100.00 N/R   910,721
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, Southwest Leadership
Academy, Series 2017:
345 6.470%, 11/01/37 11/27 at 100.00 N/R   328,133
4,785 6.600%, 11/01/47 11/27 at 100.00 N/R   4,503,068
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, Tacony Academy Charter
School, Series of 2014:
1,000 6.875%, 6/15/33 6/23 at 100.00 BB+   1,005,980
6,070 7.375%, 6/15/43 6/23 at 100.00 BB+   6,107,998
875 Quakertown General Authority Health Facilities Revenue USDA Loan
Anticipation Notes and Revenue Bonds for LifeQuest Obligated
Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42
4/23 at 100.00 N/R   764,881
5,145 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania,
University Revenue Bonds, Marywood University, Series 2016,
5.000%, 6/01/46
6/26 at 100.00 BB+   4,605,650
32,385 Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan
Health Obligated Group, Series 2019A, 4.000%, 6/01/49, (UB) (5)
6/29 at 100.00 Aa3   29,918,234
Southcentral Pennsylvania General Authority, Revenue
Bonds, York Academy Regional Charter School Project,
Series 2018A:
7,800 6.000%, 7/15/38, 144A 7/28 at 100.00 N/R   8,000,928
6,000 6.500%, 7/15/48, 144A 7/28 at 100.00 N/R   6,218,280
8,560 Wilkes-Barre Area School District, Luzerne County, Pennsylvania,
General Obligation Bonds, Series 2019, 4.000%, 4/15/54 - BAM
Insured
4/29 at 100.00 A1   8,112,397
Total Pennsylvania 393,304,074
Puerto Rico - 7.4%
79,000 Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed
Bonds, Series 2005A, 0.000%, 5/15/50
5/23 at 17.74 N/R   13,945,080
40,000 Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed
Bonds, Series 2008A, 0.000%, 5/15/57
5/23 at 7.83 N/R   2,717,600
5,382 HTA Claas 6, Puerto Rico Highway and Transportation Authority
Highway Revenue Bonds, Series 2022, 5.250%, 7/01/38
4/23 at 100.00 N/R   5,384,604

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
146
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Forward Delivery Series
2022A:
$ 35,900 4.000%, 7/01/42, 144A 7/32 at 100.00 N/R   $ 30,503,153
5,965 4.000%, 7/01/47, 144A 7/32 at 100.00 N/R   4,829,204
31,780 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2020A, 5.000%, 7/01/47, 144A
7/30 at 100.00 N/R   29,988,879
19,165 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2021A, 4.000%, 7/01/42, 144A
7/31 at 100.00 N/R   16,283,926
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2021B:
21,525 4.000%, 7/01/42, 144A 7/31 at 100.00 N/R   18,289,577
64,355 4.000%, 7/01/47, 144A 7/31 at 100.00 N/R   52,101,165
102,725 Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally
Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)
5/23 at 100.00 D   71,137,063
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Refunding Series 2010DDD:
4,505 3.957%, 7/01/21 (4) 7/20 at 100.00 D   3,153,500
30 3.957%, 7/01/23 (4) No Opt. Call N/R   21,000
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Refunding Series 2012A:
2,840 3.941%, 7/01/29 (4) 5/23 at 100.00 D   2,023,500
17,685 3.957%, 7/01/29 (4) 5/23 at 100.00 D   12,644,775
53,397 3.957%, 7/01/42 (4) 5/23 at 100.00 D   38,312,348
13,083 3.961%, 7/01/42 (4) 5/23 at 100.00 D   9,387,052
5,845 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2003NN, 3.999%, 7/01/20 (4)
No Opt. Call D   4,128,031
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2007TT:
7,260 3.957%, 7/01/20 (4) 6/20 at 100.00 D   5,082,000
2,040 3.957%, 7/01/21 (4) No Opt. Call N/R   1,428,000
250 3.957%, 7/01/23 (4) 5/23 at 100.00 D   178,437
5,165 3.957%, 7/01/23 (4) 6/20 at 100.00 Ca   3,615,500
1,065 3.957%, 7/01/24 (4) 5/23 at 100.00 D   760,144
910 3.957%, 7/01/25 (4) 5/23 at 100.00 D   649,512
90 3.957%, 7/01/26 (4) 5/23 at 100.00 D   64,350
2,290 3.957%, 7/01/27 (4) 5/23 at 100.00 D   1,637,350
21,440 3.957%, 7/01/32 (4) 5/23 at 100.00 D   15,383,200
43,235 3.957%, 7/01/37 (4) 5/23 at 100.00 D   31,021,113
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2007VV:
1,465 3.999%, 7/01/20 (4) No Opt. Call D   1,034,656
2,000 5.250%, 7/01/34 - NPFG Insured No Opt. Call D   2,005,880
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010AAA:
11,270 3.978%, 7/01/21 (4) 7/20 at 100.00 D   7,917,175
3,420 3.978%, 7/01/23 (4) 5/23 at 100.00 D   2,445,300
15 3.978%, 7/01/23 (4) No Opt. Call N/R   10,538
21,705 3.978%, 7/01/25 (4) 5/23 at 100.00 D   15,519,075
2,800 3.978%, 7/01/26 (4) 5/23 at 100.00 D   2,002,000
630 3.978%, 7/01/27 (4) 5/23 at 100.00 D   450,450
8,903 3.978%, 7/01/28 (4) 5/23 at 100.00 D   6,365,645
2,735 3.978%, 7/01/29 (4) 5/23 at 100.00 D   1,955,525
5,770 3.978%, 7/01/30 (4) 5/23 at 100.00 D   4,154,400
4,478 3.978%, 7/01/31 (4) 5/23 at 100.00 D   3,224,160

147
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010CCC:
$ 280 3.957%, 7/01/21 (4) 7/20 at 100.00 D   $ 196,000
1,510 3.895%, 7/01/23 (4) 5/23 at 100.00 D   1,073,987
185 3.957%, 7/01/23 (4) No Opt. Call N/R   129,500
3,225 3.957%, 7/01/24 (4) 5/23 at 100.00 D   2,301,844
2,000 3.926%, 7/01/25 (4) 5/23 at 100.00 D   1,422,500
890 3.957%, 7/01/25 (4) 5/23 at 100.00 D   635,238
30 3.937%, 7/01/26 (4) 5/23 at 100.00 D   21,375
4,840 3.978%, 7/01/26 (4) 5/23 at 100.00 D   3,460,600
365 3.957%, 7/01/27 (4) 5/23 at 100.00 D   260,975
23,345 3.978%, 7/01/27 (4) 5/23 at 100.00 D   16,691,675
2,220 3.957%, 7/01/28 (4) 5/23 at 100.00 D   1,587,300
6,200 3.978%, 7/01/28 (4) 5/23 at 100.00 D   4,433,000
14,586 3.990%, 7/01/28 (4) 5/23 at 100.00 D   10,100,805
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010XX:
1,960 3.926%, 7/01/25 (4) 5/23 at 100.00 D   1,394,050
215 3.937%, 7/01/26 (4) 5/23 at 100.00 D   153,187
3,060 3.978%, 7/01/26 (4) 5/23 at 100.00 D   2,187,900
405 3.947%, 7/01/27 (4) 5/23 at 100.00 D   288,562
400 3.978%, 7/01/27 (4) 5/23 at 100.00 D   286,000
6,460 3.978%, 7/01/35 (4) 5/23 at 100.00 D   4,651,200
5,525 4.019%, 7/01/36 (4) 5/23 at 100.00 D   4,019,438
83,005 3.978%, 7/01/40 (4) 5/23 at 100.00 D   59,763,600
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010ZZ:
475 3.957%, 7/01/18 (4) No Opt. Call N/R   332,500
1,150 3.978%, 7/01/18 (4) No Opt. Call N/R   807,875
135 3.957%, 7/01/19 (4) No Opt. Call D   94,500
60 3.895%, 7/01/20 (4) No Opt. Call D   41,325
125 3.957%, 7/01/20 (4) No Opt. Call D   87,500
590 3.978%, 7/01/20 (4) No Opt. Call N/R   414,475
5,690 3.978%, 7/01/21 (4) 7/20 at 100.00 D   3,997,225
6,535 3.978%, 7/01/23 (4) 7/22 at 100.00 N/R   4,590,837
1,620 3.978%, 7/01/23 (4) 5/23 at 100.00 D   1,158,300
205 3.957%, 7/01/24 (4) 5/23 at 100.00 D   146,319
10,510 3.978%, 7/01/24 (4) 5/23 at 100.00 D   7,514,650
250 3.957%, 7/01/26 (4) 5/23 at 100.00 D   178,750
25,760 3.978%, 7/01/26 (4) 5/23 at 100.00 D   18,418,400
255 3.957%, 7/01/28 (4) 5/23 at 100.00 D   182,325
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2013A:
235 4.143%, 7/01/30 (4) 7/23 at 100.00 D   170,375
9,220 4.123%, 7/01/33 (4) 7/23 at 100.00 D   6,684,500
18,648 4.102%, 7/01/36 (4) 7/23 at 100.00 D   13,543,110
5,820 4.123%, 7/01/40 (4) 7/23 at 100.00 D   4,234,050
19,715 4.123%, 7/01/43 (4) 7/23 at 100.00 D   14,342,662
1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2016C-4, 4.164%, 7/01/20 (4)
No Opt. Call N/R   720,000
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series WW:
105 3.999%, 7/01/20 (4) 6/20 at 100.00 D   73,762
2,895 3.999%, 7/01/21 (4) 6/20 at 100.00 D   2,033,737
4,245 3.988%, 7/01/23 (4) 5/23 at 100.00 D   2,987,419
2,915 3.988%, 7/01/23 (4) No Opt. Call N/R   2,047,787
550 3.988%, 7/01/24 (4) 5/23 at 100.00 D   387,063
1,865 3.978%, 7/01/25 (4) 5/23 at 100.00 D   1,314,825
3,735 3.957%, 7/01/28 (4) 5/23 at 100.00 D   2,661,188

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
148
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
$ 16,605 3.978%, 7/01/33 (4) 5/23 at 100.00 D   $ 11,789,550
30,910 3.999%, 7/01/38 (4) 5/23 at 100.00 D   22,100,650
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Taxable Build America Bond Series 2010EE:
5,400 4.036%, 7/01/30 (4) 5/23 at 100.00 D   3,739,500
75,300 4.044%, 7/01/32 (4) 5/23 at 100.00 D   52,145,250
34,730 4.061%, 7/01/40 (4) 5/23 at 100.00 D   24,050,525
736 Puerto Rico Highway and Transportation Authority, Highway Revenue
Bonds, Series 2007N, 2.993%, 12/06/49
No Opt. Call N/R   438,740
20,000 Puerto Rico Highway and Transportation Authority, Restructured Toll
Revenue Bonds, Series 2022A, 5.000%, 7/01/62
7/32 at 100.00 N/R   19,000,000
18,000 Puerto Rico Highway and Transportation Authority, Restructured Toll
Revenue Bonds, Series 2022C, 0.000%, 7/01/53 (6)
1/33 at 100.00 N/R   10,529,640
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
418,262 0.000%, 7/01/46 7/28 at 41.38 N/R   109,831,442
445,118 0.000%, 7/01/51 7/28 at 30.01 N/R   86,628,865
5,722 5.000%, 7/01/58 7/28 at 100.00 N/R   5,402,541
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured Cofina Project Series
2018B-1:
11,648 0.000%, 7/01/46 7/28 at 41.38 N/R   3,058,648
50,220 0.000%, 7/01/51 7/28 at 30.01 N/R   9,773,817
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Taxable Restructured Cofina Project
Series 2019A-2:
1,330 4.329%, 7/01/40 7/28 at 100.00 N/R   1,213,678
26,660 4.784%, 7/01/58 7/28 at 100.00 N/R   24,264,333
Puerto Rico, General Obligation Bonds, Restructured
Series 2022A-1:
1 5.250%, 7/01/23 No Opt. Call N/R   864
2 5.375%, 7/01/25 No Opt. Call N/R   1,494
2,809 5.750%, 7/01/31 No Opt. Call N/R   2,984,520
37,000 0.000%, 7/01/33 7/31 at 89.94 N/R   21,015,759
40,416 4.000%, 7/01/37 7/31 at 103.00 N/R   34,301,868
20,921 4.000%, 7/01/41 7/31 at 103.00 N/R   17,020,907
148,721 4.000%, 7/01/46 7/31 at 103.00 N/R   116,366,899
236,033 Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable
Series 2022, 0.000%, 11/01/43
No Opt. Call N/R   102,969,412
University of Puerto Rico, University System Revenue
Bonds, Refunding Series 2006P:
830 5.000%, 6/01/23 5/23 at 100.00 CC   829,029
6,960 5.000%, 6/01/24 5/23 at 100.00 CC   6,914,969
7,050 5.000%, 6/01/25 5/23 at 100.00 CC   6,970,617
2,105 5.000%, 6/01/26 5/23 at 100.00 CC   2,071,741
8,875 5.000%, 6/01/30 5/23 at 100.00 CC   8,624,725
University of Puerto Rico, University System Revenue
Bonds, Series 2006Q:
75 5.000%, 6/01/23 5/23 at 100.00 CC   74,912
3,075 5.000%, 6/01/24 5/23 at 100.00 CC   3,055,105
1,355 5.000%, 6/01/25 5/23 at 100.00 CC   1,339,743
3,345 5.000%, 6/01/26 5/23 at 100.00 CC   3,292,149
7,203 5.000%, 6/01/30 5/23 at 100.00 CC   6,999,875
4,882 5.000%, 6/01/36 5/23 at 100.00 CC   4,703,856
Total Puerto Rico 1,349,484,685

149
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Rhode Island - 0.2%
$ 253,805 Rhode Island Tobacco Settlement Financing Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52
4/23 at 17.88 CCC-   $ 40,088,500
Total Rhode Island 40,088,500
South Carolina - 1.7%
Greenville Hospital System Board of Trustees, South
Carolina, Hospital Revenue Bonds, Tender Option Bond
Trust 2015-XF-0145:
510 6.205%, 11/01/23, 144A, (IF) (5) No Opt. Call A3   545,670
1,000 6.217%, 11/01/23, 144A, (IF) (5) No Opt. Call A3   1,034,850
500 6.217%, 11/01/23, 144A, (IF) (5) No Opt. Call A3   529,015
Hardeeville, South Carolina, Special Assessment
Revenue Bonds, East Argent Improvement District,
Series 2021:
1,000 3.875%, 5/01/41, 144A 5/29 at 100.00 N/R   729,010
1,000 4.000%, 5/01/52, 144A 5/29 at 100.00 N/R   697,040
2,735 Lancaster County, South Carolina, Assessment Revenue Bonds, Walnut
Creek Improvement District, Series 2016A-2, 5.750%, 12/01/46, 144A
5/23 at 107.50 N/R   2,320,702
Lancaster County, South Carolina, Special Assessment
Bonds, Edgewater II Improvement District, Capital
Appreciation Series 2007-A&B:
10,150 0.000%, 11/01/39 5/23 at 28.52 N/R   2,005,031
32,330 0.000%, 11/01/39 5/23 at 28.52 N/R   6,386,468
South Carolina Jobs-Economic Development Authority,
Economic Development Revenue Bonds, Hilton Head
Christian Academy, Series 2020:
2,160 5.000%, 1/01/40, 144A 1/30 at 100.00 N/R   1,991,477
5,000 5.000%, 1/01/55, 144A 1/30 at 100.00 N/R   4,244,050
1,920 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Midland Valley Preparatory School
Project, Series 2014, 7.750%, 11/15/45, 144A
11/26 at 100.00 N/R   2,017,363
4,000 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Palmetto Scholars Academy Project,
Series 2015A, 5.250%, 8/15/46, 144A
2/25 at 100.00 BB   3,739,480
21,255 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Patriots Place Apartments Project,
Series 2022A-1, 0.000%, 6/01/52 (6)
No Opt. Call N/R   14,797,093
240 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Patriots Place Apartments Project,
Series 2022A-2, 6.000%, 6/01/23
No Opt. Call N/R   239,114
South Carolina Jobs-Economic Development Authority,
Economic Development Revenue Bonds, York
Preparatory Academy Project, Series 2014A:
1,370 7.000%, 11/01/33, (Pre-refunded 11/01/24), 144A 11/24 at 100.00 N/R  (7) 1,456,050
11,515 7.250%, 11/01/45, (Pre-refunded 11/01/24), 144A 11/24 at 100.00 N/R  (7) 12,282,244
1,000 South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, Columbia College, Refunding Series
2020A, 5.750%, 10/01/45
10/27 at 103.00 N/R   894,660
5,870 South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, High Point Academy Project, Series 2018A,
5.750%, 6/15/49, 144A
12/26 at 100.00 Ba1   5,921,832
7,775 South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, Horse Creek Academy Project, Series
2021A, 5.000%, 11/15/55, 144A
11/26 at 100.00 N/R   6,736,416

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
150
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
South Carolina (continued)
South Carolina Jobs-Economic Development Authority,
Educational Facilities Revenue Bonds, Virtus Academy
Project, Series 2021A:
$ 1,000 5.000%, 6/15/51, 144A 6/29 at 100.00 N/R   $ 829,450
905 5.000%, 6/15/56, 144A 6/29 at 100.00 N/R   730,353
South Carolina Jobs-Economic Development Authority,
Health Facilities Revenue Bonds, Lutheran Homes of
South Carolina Inc., Series 2013:
750 5.000%, 5/01/43 5/23 at 100.00 N/R   616,073
1,255 5.125%, 5/01/48 5/23 at 100.00 N/R   1,013,839
19,495 South Carolina Jobs-Economic Development Authority, Hospital
Revenue Bonds, McLeod Health Projects, Refunding & Improvement
Series 2018, 4.000%, 11/01/48, (UB) (5)
5/28 at 100.00 AA-   18,792,400
South Carolina Jobs-Economic Development Authority,
Hospital Revenue Bonds, Prisma Health Obligated
Group, Series 2018A:
9,985 5.000%, 5/01/43, (UB) (5) 5/28 at 100.00 A3   10,364,230
8,560 5.000%, 5/01/48, (UB) (5) 5/28 at 100.00 A3   8,817,742
1,000 South Carolina Jobs-Economic Development Authority, Retirement
Community Revenue Notes, Kiawah Life Plan Village, Inc. Project,
Series 2021A, 8.750%, 7/01/25
4/23 at 100.00 N/R   1,070,170
15,660 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Refunding & Improvement Series 2015A, 5.000%,
12/01/50, (UB) (5)
6/25 at 100.00 A-   15,735,951
10,000 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Refunding Series 2014C, 5.000%, 12/01/46, (UB) (5)
12/24 at 100.00 A-   10,054,800
South Carolina Public Service Authority, Santee Cooper
Revenue Obligations, Refunding Series 2016B:
6,780 5.000%, 12/01/46, (UB) (5) 12/26 at 100.00 A-   6,858,919
20,625 5.000%, 12/01/56, (UB) , (WI/DD, Settling 4/10/23) (5) 12/26 at 100.00 A-   20,752,050
6,000 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Refunding Series 2022A, 4.000%, 12/01/52 - BAM
Insured, (UB) (5)
6/32 at 100.00 A3   5,663,340
39,865 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Refunding Series 2022B, 4.000%, 12/01/55 - BAM
Insured, (UB) (5)
6/32 at 100.00 A3   37,362,275
8,715 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Series 2013E, 5.000%, 12/01/48 (5)
12/23 at 100.00 A-   8,729,903
2,185 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Series 2013E, 5.000%, 12/01/48, (UB) (5)
12/23 at 100.00 A-   2,188,736
South Carolina Public Service Authority, Santee Cooper
Revenue Obligations, Series 2014A:
2,575 5.000%, 12/01/49, (UB) (5) 6/24 at 100.00 A-   2,582,287
68,695 5.500%, 12/01/54, (UB) (5) 6/24 at 100.00 A-   69,262,421
4,970 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Series 2015E, 5.250%, 12/01/55, (UB) (5)
12/25 at 100.00 A-   5,024,571
15,490 South Carolina State Ports Authority, Revenue Bonds, Series 2019B,
4.000%, 7/01/49, (AMT), (UB) (5)
7/29 at 100.00 A+   14,333,826
7,495 Walnut Creek Improvement District, Lancaster County, South Carolina,
Assessment Revenue Bonds, Series 2016A-2, 5.750%, 12/01/42
5/23 at 100.00 N/R   6,979,419
2,970 Walnut Creek Improvement District, Lancaster County, South Carolina,
Assessment Revenue Bonds, Series 2016A-3, 5.330%, 12/01/41
5/23 at 100.00 N/R   2,771,129
Total South Carolina 319,101,449

151
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
South Dakota - 0.0%
$ 6,400 Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding
Bonds, Series 2014C, 6.000%, 3/01/32, 144A
3/24 at 100.00 N/R   $ 5,087,749
Total South Dakota 5,087,749
Tennessee - 1.3%
2,000 Blount County Health and Educational Facilites Board, Tennessee,
Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%,
1/01/47 (4)
1/25 at 102.00 N/R   1,200,000
Bristol Industrial Development Board, Tennessee, State
Sales Tax Revenue Bonds, Pinnacle Project, Capital
Appreciation Series 2016B:
815 0.000%, 12/01/25, 144A No Opt. Call N/R   707,070
845 0.000%, 12/01/26, 144A No Opt. Call N/R   695,612
1,665 0.000%, 12/01/31, 144A No Opt. Call N/R   1,026,922
Bristol Industrial Development Board, Tennessee, State
Sales Tax Revenue Bonds, Pinnacle Project, Series
2016A:
6,650 5.000%, 12/01/35, 144A 12/26 at 100.00 N/R   6,270,817
2,350 5.125%, 12/01/42, 144A 12/26 at 100.00 N/R   2,144,657
71,545 Greeneville Health and Educational Facilities Board, Tennessee,
Hospital Revenue Bonds, Ballad Health, Series 2018A, 4.000%,
7/01/40, (UB) (5)
7/28 at 100.00 A-   69,144,665
Knox County Health, Educational, and Housing Facilities
Board, Tennessee, Revenue Bonds, Provision Center for
Proton Therapy Project, Series 2014:
5,737 5.250%, 5/01/25, 144A (4) 11/24 at 100.00 N/R   574
47,114 6.000%, 5/01/34, 144A (4) 11/24 at 100.00 N/R   4,711
4,485 Memphis Health, Educational and Housing Facilities Board, Tennessee,
Multifamily Housing Revenue Bonds, Serenity Towers Apartments,
Series 2014A, 5.875%, 3/01/44
3/24 at 100.00 N/R   3,817,408
Memphis/Shelby County Economic Development
Growth Engine Industrial Development Board,
Tennessee, Tax Increment Revenue Bonds, Graceland
Project, Senior Series 2017A:
4,405 5.500%, 7/01/37 (4) 7/27 at 100.00 N/R   3,228,513
5,150 5.625%, 1/01/46 (4) 7/27 at 100.00 N/R   3,198,562
5,000 Metropolitan Government of Nashville-Davidson County Health and
Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb
University, Refunding & Improvement Series 2016A, 5.000%,
10/01/45
10/26 at 100.00 BBB-   4,961,900
Metropolitan Government of Nashville-Davidson County
Health and Educational Facilities Board, Tennessee,
Revenue Bonds, Rocketship Education Project, Series
2017E:
3,975 5.250%, 6/01/47, 144A 6/26 at 100.00 N/R   3,649,010
3,250 5.375%, 6/01/52, 144A 6/26 at 100.00 N/R   2,996,663
25,030 Metropolitan Government of Nashville-Davidson County Health and
Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt
University Medical Center, Series 2016A, 5.000%, 7/01/46, (UB) (5)
7/26 at 100.00 A   25,387,929
19,965 Metropolitan Government of Nashville-Davidson County Health and
Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt
University Medical Center, Series 2017A, 5.000%, 7/01/48, (UB) (5)
7/27 at 100.00 A   20,235,925
Metropolitan Nashville Airport Authority, Tennessee,
Airport Improvement Revenue Bonds, Series 2022B:
8,500 5.250%, 7/01/47, (AMT), (UB) (5) 7/32 at 100.00 A1   9,098,995
4,000 5.000%, 7/01/52, (AMT), (UB) (5) 7/32 at 100.00 A1   4,174,840

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
152
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee (continued)
$ 5,050 Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue
Bonds, Improvement Series 2015B, 5.000%, 7/01/40, (AMT), (UB) ,
(WI/DD, Settling 4/04/23)
7/25 at 100.00 A1   $ 5,139,940
7,350 Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue
Bonds, Subordinate Series 2019B, 5.000%, 7/01/54, (AMT)
7/30 at 100.00 A2   7,619,451
6,500 Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue
Bonds, Subordinate Series 2019B, 5.000%, 7/01/54, (AMT), (UB)
7/30 at 100.00 A2   6,738,290
1,450 Shelby County Health, Educational and Housing Facility Board,
Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding
Series 2013A, 5.375%, 9/01/41
9/23 at 100.00 N/R   1,281,669
The Health and Educational Facilities Board of the City
of Franklin, Tennessee, Revenue Bonds, Provision Cares
Proton Therapy Center, Nashville Project, Series 2017A:
18,170 7.375%, 6/01/37, 144A (4) 6/27 at 100.00 N/R   3,997,400
17,235 7.500%, 6/01/47, 144A (4) 6/27 at 100.00 N/R   3,791,700
43,500 The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,
Series 2006B, 5.625%, 9/01/26
No Opt. Call BBB   45,592,350
11,415 Wilson County Health and Educational Facilities Board, Tennessee,
Senior Living Revenue Bonds, Rutland Place Inc. Project, Series
2015A, 4.400%, 1/01/46, 144A (4)
5/23 at 100.00 N/R   7,596,911
Total Tennessee 243,702,484
Texas - 4.9%
4,000 Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek
Public Improvement District Area 1 Project, Series 2019, 6.500%,
9/01/48, 144A
9/29 at 100.00 N/R   4,124,080
1,500 Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek
Public Improvement District Area 2 Project, Series 2022, 6.000%,
9/01/52, 144A
9/32 at 100.00 N/R   1,504,170
3,000 Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek
Public Improvement District Major Improvement Area Project, Series
2019, 6.750%, 9/01/48, 144A
9/29 at 100.00 N/R   3,110,700
1,750 Anna, Texas, Special Assessment Revenue Bonds, Sherley Tract Public
Improvement District 2 Area 1 Project, Series 2021, 4.250%, 9/15/51,
144A
9/31 at 100.00 N/R   1,435,087
Anna, Texas, Special Assessment Revenue Bonds,
Sherley Tract Public Improvement District 2 Major
Improvement Area Project, Series 2021:
200 4.500%, 9/15/31, 144A No Opt. Call N/R   183,638
525 5.000%, 9/15/51, 144A 9/31 at 100.00 N/R   472,180
4,235 Anson Education Facilities Corporation, Texas, Education Revenue
Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45
8/26 at 100.00 BBB-   4,274,216
750 Argyle, Texas, Special Assessment Revenue Bonds, Highlands of  Argyle
Public Improvement District 1 Project, Series 2017, 5.000%, 9/01/37
9/27 at 100.00 N/R   747,427
Argyle, Texas, Special Assessment Revenue Bonds,
Waterbrook of  Argyle Public Improvement District
Project, Series 2018:
2,100 5.125%, 9/01/38, 144A 9/28 at 100.00 N/R   2,100,546
3,905 5.250%, 9/01/47, 144A 9/28 at 100.00 N/R   3,878,876
1,500 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Brooks Academies, Series 2021A, 5.000%, 6/15/51
6/26 at 100.00 N/R   1,247,595
9,520 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Great Hearts America - Texas, Series 2021A, 3.000%,
8/15/56 - BAM Insured, (UB) (5)
8/31 at 100.00 Aaa   7,060,508

153
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Arlington Higher Education Finance Corporation, Texas,
Education Revenue Bonds, Legacy Traditional Schools -
Texas Project, Refunding Series 2021A:
$ 3,430 4.375%, 2/15/51 2/30 at 100.00 N/R   $ 2,442,572
1,500 4.500%, 2/15/56 2/30 at 100.00 N/R   1,051,845
4,500 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Magellan International School, Series 2022, 6.375%,
6/01/62, 144A
6/29 at 103.00 Ba2   4,501,035
Arlington Higher Education Finance Corporation, Texas,
Education Revenue Bonds, UME Preparatory Academy,
Taxable Series 2017A:
1,000 5.000%, 8/15/38 8/27 at 100.00 N/R   952,500
1,800 5.000%, 8/15/48 8/27 at 100.00 N/R   1,618,614
900 5.000%, 8/15/53 8/27 at 100.00 N/R   796,500
1,000 Aubrey, Denton County, Texas, Special Assessment Revenue Bonds,
Jackson Ridge Public Improvement District Phase 3B Project, Series
2022, 6.000%, 9/01/45, 144A
9/32 at 100.00 N/R   1,022,530
Aubrey, Denton County, Texas, Special Assessment
Revenue Bonds, Jackson Ridge Public Improvement
District Phases 2 Project, Series 2018:
1,000 5.750%, 9/01/33, 144A 9/23 at 103.00 N/R   1,027,910
3,775 6.125%, 9/01/45, 144A 9/23 at 103.00 N/R   3,877,793
5,005 Aubrey, Denton County, Texas, Special Assessment Revenue Bonds,
Jackson Ridge Public Improvement District Phases 2-3 Major
Improvements Project, Series 2015, 8.250%, 9/01/40
9/23 at 103.00 N/R   5,177,823
3,800 Aubrey, Denton County, Texas, Special Assessment Revenue Bonds,
Winn Ridge South Public Improvement District Project, Series 2017,
6.200%, 9/01/47, 144A
9/27 at 100.00 N/R   3,932,012
5,000 Austin, Texas, Airport System Revenue Bonds, Series 2022, 5.250%,
11/15/47, (AMT)
11/32 at 100.00 A+   5,372,100
5,480 Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment
Revenue Bonds, Estancia Hill Country Public Improvement District,
Series 2013, 6.000%, 11/01/28
11/23 at 100.00 N/R   5,523,018
1,500 Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment
Revenue Bonds, Whisper Valley Public Improvement District
Improvement Area 2, Series 2022, 5.500%, 11/01/51, 144A
11/32 at 100.00 N/R   1,497,780
3,000 Bee Cave, Travis County, Texas, Special Assessment Revenue Bonds,
Backyard Public Improvement District Project, Series 2021, 5.250%,
9/01/51, 144A
9/31 at 100.00 N/R   2,768,160
1,120 Caddo Mills Municipal Management District No. 1, Texas, General
Obligation Bonds, Tax Road Series 2021, 3.000%, 9/01/46
9/26 at 100.00 N/R   855,590
Celina, Texas, Special Assessment Revenue Bonds,
Cambridge Crossing Public Improvement District Phase
1 Project, Series 2018:
1,690 5.125%, 9/01/38, 144A 9/28 at 100.00 N/R   1,689,020
4,230 5.250%, 9/01/47, 144A 9/28 at 100.00 N/R   4,206,735
Celina, Texas, Special Assessment Revenue Bonds,
Cambridge Crossing Public Improvement District Phases
2-7 Major Improvement Project, Series 2018:
4,230 5.500%, 9/01/38, 144A 9/28 at 100.00 N/R   4,302,883
7,480 5.625%, 9/01/48, 144A 9/28 at 100.00 N/R   7,582,027
840 Celina, Texas, Special Assessment Revenue Bonds, Celina Hills Public
Improvement District Project, Series 2022, 4.875%, 9/01/42, 144A
9/32 at 100.00 N/R   791,734
5,800 Celina, Texas, Special Assessment Revenue Bonds, Columns Public
Improvement District Project, Series 2018, 6.250%, 9/01/48, 144A
9/28 at 100.00 N/R   5,915,594

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
154
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Celina, Texas, Special Assessment Revenue Bonds,
Creeks of Legacy Public Improvement District Phase 1
Project, Series 2014:
$ 1,445 6.625%, 9/01/32 9/23 at 102.00 N/R   $ 1,483,408
3,385 7.000%, 9/01/40 9/23 at 102.00 N/R   3,473,789
3,735 Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy
Public Improvement District Phase 1B Project, Series 2018, 5.250%,
9/01/44, 144A
9/28 at 100.00 N/R   3,741,760
Celina, Texas, Special Assessment Revenue Bonds,
Creeks of Legacy Public Improvement District Phase 2 &
3 Major improvement Project, Series 2014:
2,025 7.250%, 9/01/32 9/23 at 102.00 N/R   2,078,298
3,500 7.625%, 9/01/40 9/23 at 102.00 N/R   3,591,245
5,000 Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy
Public Improvement District Phase 2 Project, Series 2018, 5.625%,
9/01/48, 144A
9/28 at 100.00 N/R   5,054,200
Celina, Texas, Special Assessment Revenue Bonds,
Edgewood Creek Public Improvement District Phase 1
Project, Series 2021:
500 4.250%, 9/01/41, 144A 9/31 at 100.00 N/R   434,055
800 4.500%, 9/01/50, 144A 9/31 at 100.00 N/R   685,672
Celina, Texas, Special Assessment Revenue Bonds,
Edgewood Creek Public Improvement District Phase 2-3
Major Improvement Project, Series 2021:
350 5.250%, 9/01/41, 144A 9/31 at 100.00 N/R   341,103
640 5.500%, 9/01/50, 144A 9/31 at 100.00 N/R   628,499
995 Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public
Improvement District Phase 1 Project, Series 2016, 5.250%, 9/01/46
9/26 at 100.00 N/R   994,652
Celina, Texas, Special Assessment Revenue Bonds, Glen
Crossing Public Improvement District Phase 1B, Series
2018:
325 5.375%, 9/01/38, 144A 9/28 at 100.00 N/R   329,160
408 5.500%, 9/01/46, 144A 9/28 at 100.00 N/R   412,027
1,111 Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public
Improvement District Project, Series 2018, 5.625%, 9/01/38
9/28 at 100.00 N/R   1,135,786
Celina, Texas, Special Assessment Revenue Bonds, Lakes
at Mustang Ranch Public Improvement District Phase 2-9
Major improvement Project, Series 2015:
1,700 6.000%, 9/01/30 5/23 at 103.00 N/R   1,717,391
4,825 6.250%, 9/01/40 5/23 at 103.00 N/R   4,881,163
Celina, Texas, Special Assessment Revenue Bonds, North
Sky Public Improvement District Improvement Area 1
Project, Series 2023:
1,000 5.375%, 9/01/43 9/33 at 100.00 N/R   997,490
1,200 5.625%, 9/01/52 9/33 at 100.00 N/R   1,196,496
3,115 Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms
Public Improvement District Phase 1 Project, Series 2017, 6.125%,
9/01/46
9/27 at 100.00 N/R   3,188,857
1,245 Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms
Public Improvement District Phase 2 Major Improvement Project,
Series 2017, 6.125%, 9/01/46
9/27 at 100.00 N/R   1,262,380
Celina, Texas, Special Assessment Revenue Bonds,
Sutton Fields East Public Improvement District Phase 1
Project, Series 2022:
1,050 4.000%, 9/01/43, 144A 9/31 at 100.00 N/R   884,982

155
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,000 4.125%, 9/01/51, 144A 9/31 at 100.00 N/R   $ 820,570
5,520 Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II
Public Improvement District Neighborhood Improvement Area 1
Project, Series 2015, 7.250%, 9/01/45
9/23 at 103.00 N/R   5,691,782
4,500 Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II
Public Improvement District Neighborhood Improvement Area 5
Project, Series 2022, 4.000%, 9/01/51, 144A
9/31 at 100.00 N/R   3,628,890
9,795 Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II
Public Improvement District Neighborhood Improvement Areas 2-5
Major Improvement Project, Series 2015, 8.250%, 9/01/40
9/23 at 103.00 N/R   10,133,711
2,000 Celina, Texas, Special Assessment Revenue Bonds, Ten Mile Creek
Public Improvement District Major Improvement Area Project, Series
2023, 5.750%, 9/01/52, 144A , (WI/DD, Settling 4/06/23)
9/33 at 100.00 N/R   2,012,300
Celina, Texas, Special Assessment Revenue Bonds, The
Parks at Wilson Creek Public Improvement District Initial
Major Improvement Project, Series 2021:
1,000 4.250%, 9/01/41, 144A 9/31 at 100.00 N/R   886,420
1,380 4.500%, 9/01/51, 144A 9/31 at 100.00 N/R   1,191,023
Celina, Texas, Special Assessment Revenue Bonds,
Wells North Public Improvement District Neighborhood
Improvement Area 1 Project, Series 2016:
690 5.000%, 9/01/36, 144A 9/23 at 102.00 N/R   689,338
1,625 5.250%, 9/01/46, 144A 9/23 at 102.00 N/R   1,623,960
520 Celina, Texas, Special Assessment Revenue Bonds, Wells North Public
Improvement District Neighborhood Improvement Area 3-4 Project,
Series 2020, 4.000%, 9/01/50, 144A
9/30 at 100.00 N/R   425,261
1,445 Celina, Texas, Special Assessment Revenue Bonds, Wells South Public
Improvement District Neighborhood Improvement Area 1 Project,
Series 2015, 6.250%, 9/01/45
9/24 at 100.00 N/R   1,463,814
500 Celina, Texas, Special Assessment Revenue Bonds, Wells South Public
Improvement District Neighborhood Improvement Area 5 Project,
Series 2022, 5.500%, 9/01/42, 144A
9/32 at 100.00 N/R   502,805
3,000 City of Midlothian, Texas, Westside Preserve Public Improvement
District Improvement Area #1 Project, Special Assessment Revenue
Bonds, Series 2022, 5.375%, 9/15/52, 144A
9/32 at 100.00 N/R   2,863,560
1,500 City Of Midlothian, Texas, Westside Preserve Public Improvement Major
Improvement Area Project, Special Assessment Revenue Bonds,
Series 2022, 6.125%, 9/15/52, 144A
9/32 at 100.00 N/R   1,504,725
City of Shenandoah, Montgomery County, Texas,
Special Assessment Revenue Bonds, Metropark Public
Improvement District, Series 2018:
1,835 5.600%, 9/01/38 9/28 at 100.00 N/R   1,867,058
2,940 5.700%, 9/01/47 9/28 at 100.00 N/R   2,968,459
900 Clifton Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Uplift Education Charter School, Series 2015A,
5.000%, 12/01/45
6/25 at 100.00 BBB-   905,661
Club Municipal Management District 1, Texas, Special
Assessment Revenue Bonds, Improvement Area 1
Project, Series 2016:
1,410 6.250%, 9/01/35 9/23 at 103.00 N/R   1,457,686
3,300 6.500%, 9/01/46 9/23 at 103.00 N/R   3,411,210
1,200 Comal County, Texas, Special Assessment Revenue Bonds, Crossings
Public Improvement District, Series 2017, 5.000%, 9/01/46
9/27 at 100.00 N/R   1,150,128

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
156
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Crandall, Kaufman County, Texas, Special Assessment
Revenue Bonds, Cartwright Ranch Public Improvement
District Major Improvement Area Project, Series 2021:
$ 750 5.000%, 9/15/41, 144A 9/31 at 100.00 N/R   $ 705,112
1,000 5.250%, 9/15/51, 144A 9/31 at 100.00 N/R   936,970
1,000 Crandall, Kaufman County, Texas, Special Assessment Revenue Bonds,
Crandall Carwright Ranch Public Improvement District Improvement
Area 1 Project, Series 2021, 4.500%, 9/15/51, 144A
9/31 at 100.00 N/R   853,240
4,165 Crandall, Kaufman County, Texas, Special Assessment Revenue Bonds,
River Ridge Public Improvement District Improvement Area 1 Project,
Series 2022, 6.125%, 9/15/52, 144A
9/32 at 100.00 N/R   4,285,077
1,000 Crandall, Kaufman County, Texas, Special Assessment Revenue Bonds,
River Ridge Public Improvement District Single Family Residential,
Major Improvement Area Project, Series 2022, 6.750%, 9/15/52, 144A
9/32 at 100.00 N/R   1,041,010
715 Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional
Health System, Series 2013A, 6.625%, 9/01/31, (Pre-refunded
9/01/23)
9/23 at 100.00 N/R  (7) 725,839
9,175 Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional
Health System, Series 2014A, 5.250%, 9/01/44
9/24 at 100.00 BB+   8,950,763
4,350 East Fort Bend County Development Authority, Texas, Contract Revenue
Bonds, Water Sewer and Drain Facilities, Series 2022, 5.000%,
9/01/43
9/28 at 100.00 N/R   4,332,513
1,000 Edinburg Economic Development Corporation, Texas, Sales Tax
Revenue Bonds, Series 2021A, 3.375%, 8/15/46
8/28 at 100.00 N/R   738,310
1,500 Elmendorf, Texas, Special Assessment Revenue Bonds, Hickory Ridge
Public Improvement District Improvement Area 1, Series 2021,
4.000%, 9/01/51, 144A
9/31 at 100.00 N/R   1,188,000
3,985 Fate City, Rockwall County, Texas, Special Assessment Revenue Bonds,
Williamsburg East Public Improvement District Improvement Area 2
Project, Series 2022, 6.000%, 8/15/52, 144A
8/32 at 100.00 N/R   4,041,109
2,000 Fate, Rockwell County, Texas, Special Assessment Revenue Bonds,
Monterra Public Improvement District 1 Improvement Area 1, Series
2021, 4.000%, 8/15/51, 144A
8/31 at 100.00 N/R   1,626,620
6,690 Fort Bend Grand Parkway Toll Road Authority, Fort Bend County, Texas,
Limited Contract Tax and Toll Road Revenue Bonds, Tender Option
Bond Trust 2021-XG0324, 3.000%, 3/01/51, (UB) (5)
3/31 at 100.00 Aa1   5,141,800
750 Georgetown, Texas, Special Assessment Revenue Bonds, Parks at
Westhaven Public Improvement District Project, Series 2022, 4.250%,
9/15/47, 144A
9/30 at 100.00 N/R   650,153
10,000 Grand Parkway Transportation Corporation, Texas, System Toll Revenue
Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/49, (UB) (5)
4/30 at 100.00 A2   9,547,900
13,000 Harris County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Memorial Hermann Health System, Series
2022A, 4.125%, 7/01/52, (UB) (5)
7/32 at 100.00 A+   12,733,370
7,400 Harris County Cultural Education Facilities Finance Corporation, Texas,
Revenue Bonds, Houston Methodist Hospital System, Series 2015,
4.000%, 12/01/45, (UB) (5)
6/25 at 100.00 AA   7,104,074
10,950 Harris County, Texas, Toll Road Revenue Bonds, Refunding First Lien
Series 2021A, 4.000%, 8/15/50, (UB) (5)
8/30 at 100.00 0   10,642,086
6,480 Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien
Series 2018A, 4.000%, 8/15/48, (UB) (5)
2/28 at 100.00 AA   6,340,486
600 Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital
Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53
- AGM Insured
11/31 at 33.96 A1   133,002

157
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Harris County-Houston Sports Authority, Texas, Revenue
Bonds, Junior Lien Series 2001H:
$ 475 0.000%, 11/15/23 - NPFG Insured No Opt. Call BB+   $ 464,901
520 0.000%, 11/15/26, (ETM) No Opt. Call Baa2  (7) 472,139
355 0.000%, 11/15/27, (ETM) No Opt. Call Baa2  (7) 313,667
480 0.000%, 11/15/28 - NPFG Insured, (ETM) No Opt. Call Baa2  (7) 413,179
125 0.000%, 11/15/29 - NPFG Insured, (ETM) No Opt. Call Baa2  (7) 104,630
1,910 0.000%, 11/15/32 - NPFG Insured 11/31 at 94.05 BB+   1,278,229
2,075 0.000%, 11/15/34 - NPFG Insured 11/31 at 83.17 BB+   1,204,289
35 0.000%, 11/15/35 11/31 at 78.18 BB+   18,835
4,160 0.000%, 11/15/36 - NPFG Insured 11/31 at 73.51 BB+   2,076,714
1,525 0.000%, 11/15/37 - NPFG Insured 11/31 at 69.08 BB+   707,966
1,930 0.000%, 11/15/38 - NPFG Insured 11/31 at 64.91 BB+   837,736
1,130 0.000%, 11/15/39 - NPFG Insured 11/31 at 60.98 BB+   456,927
5,300 0.000%, 11/15/40 - NPFG Insured 11/31 at 57.27 BB+   1,994,178
17,315 0.000%, 11/15/41 - NPFG Insured 11/31 at 53.78 BB+   6,084,145
1,840 Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior
Lien Series 2001G, 0.000%, 11/15/41 - NPFG Insured
11/31 at 53.78 BBB   654,746
Harris County-Houston Sports Authority, Texas, Revenue
Bonds, Third Lien Series 2004A-3:
100 0.000%, 11/15/31 - NPFG Insured 11/24 at 66.52 BB   62,468
605 0.000%, 11/15/32 - NPFG Insured 11/24 at 62.71 BB   355,649
1,420 0.000%, 11/15/33 - NPFG Insured 11/24 at 59.10 BB   785,502
25 0.000%, 11/15/34, (Pre-refunded 11/15/24) - NPFG Insured 11/24 at 55.69 Baa2  (7) 13,299
190 0.000%, 11/15/34 - NPFG Insured 11/24 at 55.69 BB   98,838
555 0.000%, 11/15/35 - NPFG Insured 11/24 at 52.47 BB   271,306
6,465 0.000%, 11/15/38 - NPFG Insured 11/24 at 43.83 BB   2,625,501
9,245 0.000%, 11/15/39 11/24 at 41.26 BB   3,529,001
Harris County-Houston Sports Authority, Texas, Special
Revenue Bonds, Refunding Senior Lien Series 2001A:
1,180 0.000%, 11/15/34 - NPFG Insured 11/30 at 78.27 A1   690,831
26,165 0.000%, 11/15/38 - NPFG Insured 11/30 at 61.17 A1   11,526,991
8,805 0.000%, 11/15/40 - NPFG Insured 11/30 at 54.04 A1   3,373,988
1,025 Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public
Improvement District 5 Improvement Area 1 Project, Series 2019,
4.125%, 9/01/39, 144A
9/29 at 100.00 N/R   924,704
1,500 Haslett, Texas, Special Assessment Revenue Bonds, Haslet Public
Improvement District 5 Improvement Area 2 Project, Series 2021,
4.000%, 9/01/51, 144A
9/31 at 100.00 N/R   1,199,325
9,190 Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public
Improvement District Major Public Improvement Project, Series 2015,
7.000%, 9/15/45
9/25 at 100.00 N/R   9,291,917
6,215 Heart of Texas Education Finance Corporation, Texas, Gateway Charter
Academy, Series 2006A, 6.000%, 2/15/36
5/23 at 100.00 N/R   6,148,686
Hidalgo County Regional Mobility Authority, Texas, Toll
and Vehicle Registration Fee Revenue Bonds, Senior Lien
Series 2022A:
7,560 0.000%, 12/01/53 12/31 at 42.84 BBB-   1,407,067
5,000 0.000%, 12/01/54 12/31 at 41.04 BBB-   880,000
18,600 0.000%, 12/01/55 12/31 at 39.30 BBB-   3,098,760
595 Houston, Texas, Airport System Special Facilities Revenue Bonds, United
Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1,
5.000%, 7/15/35, (AMT)
7/25 at 100.00 BB-   589,246
1,500 Hutto, Williams County Texas, Special Assessment Revenue Bonds,
Durango Farms Public Improvement Project Series 2021, 4.000%,
9/01/56, 144A
9/29 at 100.00 N/R   1,183,860

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
158
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Justin, Denton County, Texas, Special Assessment
Revenue Bonds, Timberbrook Public Improvement
District 1 Improvement Area 1 Project, Series 2018:
$ 1,105 5.375%, 9/01/38, 144A 9/28 at 100.00 N/R   $ 1,118,105
1,930 5.125%, 9/01/47, 144A 9/28 at 100.00 N/R   1,902,111
1,680 5.500%, 9/01/47, 144A 9/28 at 100.00 N/R   1,690,030
2,000 Kaufman County Fresh Water Supply District 1-D, Texas, General
Obligation Road Bonds, Series 2021, 3.000%, 9/01/51
9/26 at 100.00 N/R   1,328,360
1,500 Kaufman,Texas, Special Assessment Revenue Bonds, Kaufman Public
Improvement District 1 Phase 2A-2B Project, Series 2021, 6.000%,
9/15/52
9/32 at 100.00 N/R   1,544,595
1,280 Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public
Improvement District Improvement Area 3 Project, Series 2021,
4.000%, 9/01/46, 144A
9/31 at 100.00 N/R   1,052,288
Kyle, Texas, Special Assessment Revenue Bonds, 6
Creeks Public Improvement District Improvement Area 4
Project, Series 2023:
2,000 5.250%, 9/01/43, 144A 9/33 at 100.00 N/R   1,967,920
1,500 5.500%, 9/01/47, 144A 9/33 at 100.00 N/R   1,484,010
2,000 Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public
Improvement District, Series 2022, 5.000%, 9/01/42
9/32 at 100.00 N/R   1,923,540
2,500 Lago Vista, Travis County, Texas, Special Assessment Revenue
Bonds, Tessera on Lake Travis Public Improvement District Major
Improvement Area Project, Series 2020B, 4.875%, 9/01/50, 144A
9/30 at 100.00 N/R   2,296,525
985 Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public
Improvement District Area 1 Project, Series 2019, 4.250%, 9/15/39,
144A
9/29 at 100.00 N/R   888,549
2,700 Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public
Improvement District Areas 2-3 Project, Series 2022, 6.125%, 9/15/52,
144A
9/32 at 100.00 N/R   2,756,133
1,270 Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public
Improvement District Major Improvement Area Project, Series 2019,
5.000%, 9/15/49, 144A
9/29 at 100.00 N/R   1,188,479
2,720 Leander, Texas, Special Assessment Revenue Bonds, Crystal Springs
Public Improvement District Project, Series 2018, 5.300%, 9/01/48,
144A
9/28 at 100.00 N/R   2,676,344
1,090 Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke
Public Improvement District Northern Improvement Area Major
Improvement Project, Series 2017, 5.375%, 9/01/47, 144A
9/26 at 100.00 N/R   1,077,520
3,810 Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public
Improvement District Southern Improvement Area Project, Series
2017, 5.000%, 9/01/47, 144A
9/26 at 100.00 N/R   3,639,960
Legato Community Authority, Commerce City, Texas,
Limited Tax Supported Revenue Bonds, District 1, 2, 3 &
7, Series 2021A-1:
1,355 5.000%, 12/01/41 6/26 at 103.00 N/R   1,213,809
2,060 5.000%, 12/01/46 6/26 at 103.00 N/R   1,763,999
2,269 Legato Community Authority, Commerce City, Texas, Limited Tax
Supported Revenue Bonds, District 1, 2, 3 & 7, Series 2021B, 8.250%,
12/15/51
6/26 at 103.00 N/R   2,043,393
2,850 Liberty Hill, Williamson County, Texas, Special Assessment Revenue
Bonds, Butler Farms Public Improvement District Improvement Areas
1 & 2 Project, Series 2022, 4.000%, 9/01/52, 144A
9/32 at 100.00 N/R   2,050,233

159
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,000 Liberty Hill, Williamson County, Texas, Special Assessment Revenue
Bonds, Butler Farms Public Improvement District Major Improvement
Area Project, Series 2022, 4.375%, 9/01/52, 144A
9/32 at 100.00 N/R   $ 796,660
Liberty Hill, Williamson County, Texas, Special
Assessment Revenue Bonds, Liberty Parke Public
Improvement District Master Improvement Area Project,
Series 2017:
330 5.125%, 9/01/27, 144A No Opt. Call N/R   335,650
2,150 6.000%, 9/01/46, 144A 9/27 at 100.00 N/R   2,208,415
1,050 Liberty Hill, Williamson County, Texas, Special Assessment Revenue
Bonds, Liberty Parke Public Improvement District Neighborhood
Improvement Area 1 Project, Series 2017, 5.375%, 9/01/46, 144A
9/26 at 100.00 N/R   1,056,290
3,000 Little Elm, Denton County, Texas, Special Assessment Revenue Bonds,
Valencia Public Improvement District 2 Project, Series 2022, 6.875%,
9/01/52, 144A
9/32 at 100.00 N/R   3,139,200
Little Elm, Denton County, Texas, Special Assessment
Revenue Bonds, Valencia Public Improvement District
Improvement Area 2 Project, Refunding & Improvement
Series 2018:
70 0.000%, 9/01/23, 144A No Opt. Call N/R   68,776
11,960 5.750%, 9/01/48, 144A 9/28 at 100.00 N/R   12,233,645
1,000 Little Elm, Texas, Special Assessment Revenue Bonds, Spiritas Ranch
Public Improvement District Project, Series 2022, 4.000%, 9/01/51,
144A
9/32 at 100.00 N/R   796,420
6,470 Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public
Improvement District Phase I, Refunding & Improvement Series 2018,
5.250%, 9/01/44, 144A
9/28 at 100.00 N/R   6,472,653
5,160 Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe
Public Improvement District 2 Phase 1-1A Project, Series 2017,
6.000%, 9/01/47, 144A
9/27 at 100.00 N/R   5,273,623
Little Elm,Texas, Special Assessment Revenue Bonds,
Hillstone Pointe Public Improvement District 2 Phase 2-3
Project, Series 2018:
723 5.750%, 9/01/38, 144A 9/28 at 100.00 N/R   746,649
1,350 5.875%, 9/01/47, 144A 9/28 at 100.00 N/R   1,389,447
1,500 Little Elm,Texas, Special Assessment Revenue Bonds, Lakeside Estates
Public Improvement District 2 Project, Series 2017, 5.000%, 9/01/47,
144A
9/27 at 100.00 N/R   1,449,915
Little Elm,Texas, Special Assessment Revenue
Bonds, Valencia Public Improvement District Major
Improvement Area Project, Refunding Series 2018:
125 0.000%, 9/01/23, 144A No Opt. Call N/R   122,766
125 0.000%, 9/01/24, 144A No Opt. Call N/R   117,350
125 0.000%, 9/01/25, 144A No Opt. Call N/R   112,046
6,300 6.750%, 9/01/48, 144A 9/28 at 100.00 N/R   6,583,689
Manor, Texas, Special Assessment Revenue Bonds,
Lagos Public Improvement District Major Improvement
Area Project, Series 2020:
600 4.500%, 9/15/40, 144A 9/30 at 100.00 N/R   554,790
600 4.625%, 9/15/49, 144A 9/30 at 100.00 N/R   534,516
1,755 Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds,
Gregg Ranch Public Improvement District Major Improvement Area
Project, Series 2019, 5.750%, 9/01/49, 144A
9/29 at 100.00 N/R   1,736,081
2,000 Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds,
Thunder Rock Public Improvement District Improvement Area 1
Project, Series 2021, 4.375%, 9/01/51, 144A
9/31 at 100.00 N/R   1,679,660

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
160
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,000 Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds,
Thunder Rock Public Improvement District Major Improvement Area
Project, Series 2021, 5.125%, 9/01/51, 144A
9/31 at 100.00 N/R   $ 921,830
Medina County, Texas, Special Assessment Revenue
Bonds, Woodlands Public Improvement District Major
Improvement Areas 1, Series 2021:
785 5.250%, 9/01/41, 144A 9/31 at 100.00 N/R   730,906
1,160 5.500%, 9/01/50, 144A 9/31 at 100.00 N/R   1,089,866
1,250 Medina County, Texas, Special Assessment Revenue Bonds, Woodlands
Public Improvement District Neighborhood Improvement Areas 1,
Series 2021, 4.750%, 9/01/50, 144A
9/31 at 100.00 N/R   1,071,975
Mesquite, Texas, Special Assessment Bonds, Heartland
Town Center Public Improvement District Phase 1
Project, Series 2018:
850 5.250%, 9/01/38, 144A 9/28 at 100.00 N/R   857,514
1,595 5.375%, 9/01/48, 144A 9/28 at 100.00 N/R   1,591,491
Mesquite, Texas, Special Assessment Bonds, Iron Horse
Public Improvement District Project, Series 2019:
1,000 5.750%, 9/15/39, 144A 9/29 at 100.00 N/R   1,005,830
2,300 6.000%, 9/15/49, 144A 9/29 at 100.00 N/R   2,328,037
1,750 Midlothian, Texas, Special Assessment Revenue Bonds, Redden Farms
Public Improvement District Improvement Areas 1-2 Project, Series
2021, 4.125%, 9/15/51, 144A
9/31 at 100.00 N/R   1,439,568
Midlothian, Texas, Special Assessment Revenue Bonds,
Redden Farms Public Improvement District Major
Improvement Area Project, Series 2021:
420 4.500%, 9/15/41, 144A 9/31 at 100.00 N/R   372,137
750 4.750%, 9/15/51, 144A 9/31 at 100.00 N/R   649,297
17,127 Mission Economic Development Corporation, Texas, Water Supply
Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series
2015, 7.750%, 1/01/45, (AMT), 144A (4)
1/26 at 102.00 N/R   342,537
Montgomery County Municipal Utility District 132, Texas,
General Obligation Bonds, Road Series 2023:
1,120 4.000%, 9/01/41 - AGM Insured 9/29 at 100.00 A1   1,089,726
4,235 4.000%, 9/01/47 - AGM Insured 9/29 at 100.00 A1   4,058,697
New Braunfels, Comal and Guadalupe Counties, Texas,
Special Assessment Revenue Bonds, Solms Landing
Public Improvement District Improvement Area 1 Project,
Series 2021:
1,000 4.500%, 9/01/41, 144A 9/31 at 100.00 N/R   867,940
1,000 4.750%, 9/01/51, 144A 9/31 at 100.00 N/R   854,370
New Hope Cultural Education Facilities Finance
Corporation, Texas, Education Revenue Bonds, Beta
Academy, Series 2018A:
1,595 5.625%, 8/15/39, 144A 8/24 at 100.00 N/R   1,604,522
3,340 5.750%, 8/15/49, 144A 8/24 at 100.00 N/R   3,345,344
780 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-1, 7.500%, 11/15/37
No Opt. Call N/R   614,726
5,050 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-2, 7.500%, 11/15/36
No Opt. Call N/R   4,207,913
21,522 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021B, 2.000%, 11/15/61
11/26 at 105.00 N/R   9,269,842

161
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 4,305 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Legacy Midtown Park Project,
Series 2018A, 5.500%, 7/01/54
7/24 at 103.00 N/R   $ 3,390,747
New Hope Cultural Education Facilities Finance
Corporation, Texas, Retirement Facility Revenue Bonds,
Methodist Retirement Communites Senior Living
Langford Project, Series 2016:
670 5.375%, 11/15/36 11/26 at 100.00 N/R   593,660
1,000 5.500%, 11/15/46 11/26 at 100.00 N/R   831,840
2,000 5.500%, 11/15/52 11/26 at 100.00 N/R   1,620,800
New Hope Cultural Education Facilities Finance
Corporation, Texas, Senior Living Revenue Bonds,
Sanctuary LTC LLC Project, Series 2021A-1:
4,000 5.250%, 1/01/42 1/28 at 103.00 N/R   3,068,280
95,255 5.500%, 1/01/57 1/28 at 103.00 N/R   69,105,597
New Hope Cultural Education Facilities Finance
Corporation, Texas, Student Housing Revenue Bonds,
NCCD - College Station Properties LLC - Texas A&M
University Project,  Series 2015A:
1,840 5.000%, 7/01/24 (4) No Opt. Call Caa2   1,564,000
13,600 5.000%, 7/01/35 (4) 7/25 at 100.00 Caa2   11,560,000
115,200 5.000%, 7/01/47 (4) 7/25 at 100.00 Caa2   97,920,000
9,965 New Hope Cultural Educational Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Children's Health Systems of Texas Project,
Series 2017A, 4.000%, 8/15/40, (UB) (5)
8/27 at 100.00 Aa3   9,993,600
3,445 North East Regional Mobility Authority, Texas, Revenue Bonds,
Subordinate Lien Series 2016B, 5.000%, 1/01/46
1/26 at 100.00 Baa3   3,445,723
North Fort Bend Water Authority, Texas, Water System
Revenue Bonds, Refunding  Series 2019A:
17,310 4.000%, 12/15/58 - BAM Insured, (UB) (5) 12/29 at 100.00 AA   16,225,009
9,530 4.000%, 12/15/58, (UB) (5) 12/29 at 100.00 A+   8,770,840
2,165 North Parkway Municipal Management District 1, Celina, Texas,
Contract Revenue Bonds, Legacy Hills Public Improvement District
Phase 1A-1B Improvements, Series 2021, 4.250%, 9/15/51, 144A
9/31 at 100.00 N/R   1,835,682
9,000 North Parkway Municipal Management District 1, Celina, Texas, Special
Assessment Revenue Bonds, Major Improvements Project, Series
2021, 5.000%, 9/15/51, 144A
9/31 at 100.00 N/R   8,367,210
670 North Richland Hills, Texas, Special Assessment Revenue Bonds,
City Point Public Improvement District Zone A Project, Series 2019,
5.625%, 9/01/40, 144A
9/30 at 100.00 N/R   665,967
North Richland Hills, Texas, Special Assessment Revenue
Bonds, City Point Public Improvement District Zone B
Project, Series 2019:
658 5.250%, 9/01/40, 144A 9/30 at 100.00 N/R   645,505
923 5.375%, 9/01/50, 144A 9/30 at 100.00 N/R   893,390
Pilot Point, Texas, Special Assessment Revenue Bonds,
Creekview Public Improvement District Zone A
Improvement Area 1 Project, Series 2022:
350 5.250%, 9/15/32, 144A No Opt. Call N/R   351,554
800 5.500%, 9/15/42, 144A 9/32 at 100.00 N/R   792,432
1,250 5.625%, 9/15/52, 144A 9/32 at 100.00 N/R   1,237,525
Pilot Point, Texas, Special Assessment Revenue
Bonds, Creekview Public Improvement District Zone B
Improvement Area 1 Project, Series 2022:
300 5.250%, 9/15/32, 144A No Opt. Call N/R   301,332
750 5.500%, 9/15/42, 144A 9/32 at 100.00 N/R   742,905

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
162
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,000 5.625%, 9/15/52, 144A 9/32 at 100.00 N/R   $ 990,020
3,000 Pilot Point, Texas, Special Assessment Revenue Bonds, Mobberly Public
Improvement District Improvement Area 1 Project, Series 2022,
5.500%, 9/15/48, 144A
9/30 at 100.00 N/R   2,983,620
4,900 Pilot Point, Texas, Special Assessment Revenue Bonds, Mobberly Public
Improvement District Improvement Area 2 Project, Series 2022,
6.000%, 9/15/52, 144A
9/32 at 100.00 N/R   4,969,678
2,000 Pilot Point, Texas, Special Assessment Revenue Bonds, Mobberly Public
Improvement District Major Improvement Area Project, Series 2022,
6.500%, 9/15/52, 144A
9/32 at 100.00 N/R   2,044,940
4,250 Plano, Collin and Denton Counties, Texas, Special Assessment Revenue
Bonds, Collin Creek East Public Improvement District Project, Series
2021, 4.375%, 9/15/51, 144A
9/31 at 100.00 N/R   3,479,603
1,250 Plano, Collin and Denton Counties, Texas, Special Assessment Revenue
Bonds, Collin Creek West Public Improvement District Project, Series
2021, 4.000%, 9/15/51, 144A
9/31 at 100.00 N/R   997,063
9,000 Port Beaumont Navigation District, Jefferson County, Texas, Dock and
Wharf Facility Revenue Bonds, Jefferson Gulf Coast Energy Project,
Series 2021A, 3.000%, 1/01/50, (AMT), 144A
7/23 at 103.00 N/R   5,359,230
12,750 Port of Houston Authority, Harris County, Texas, General Obligation
Bonds, First Lien Series 2021, 4.000%, 10/01/46, (UB) (5)
4/32 at 100.00 N/R   12,227,123
Pottsboro Higher Education Finance Corporation,
Texas, Education Revenue Bonds, Imagine International
Academy of North Texas, LLC, Series 2016A:
655 5.000%, 8/15/36 8/26 at 100.00 N/R   629,036
1,000 5.000%, 8/15/46 8/26 at 100.00 N/R   914,970
Princeton, Collin County, Texas, Special Assessment
Revenue Bonds, Whitewing Trails Public Improvement
District 2 Phase 2 Project, Series 2023:
1,105 5.125%, 9/01/43, 144A 9/33 at 100.00 N/R   1,090,491
2,100 5.375%, 9/01/53, 144A 9/33 at 100.00 N/R   2,078,160
497 Princeton, Texas, Special Assessment Revenue Bonds, Brookside Public
Improvement District Phase 2 & 3 Project, Series 2021, 4.000%,
9/01/51, 144A
9/29 at 100.00 N/R   405,736
5,760 Princeton, Texas, Special Assessment Revenue Bonds, Crossroads
Public Improvement District Major improvement Project, Series 2018,
6.500%, 9/01/48, 144A
9/28 at 100.00 N/R   5,920,301
2,080 Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails
Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%,
9/01/49, 144A
9/29 at 100.00 N/R   1,913,434
Princeton, Texas, Special Assessment Revenue Bonds,
Whitewing Trails Public Improvement District 2 Phase 2-6
Major Improvement Project, Series 2019:
1,000 5.500%, 9/01/39, 144A 9/29 at 100.00 N/R   1,013,940
2,000 5.750%, 9/01/49, 144A 9/29 at 100.00 N/R   2,021,200
3,605 Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue
Bonds, Series 2014A, 5.125%, 2/01/39
2/24 at 100.00 Ba1   3,647,142
1,000 Red Oak, Ellis County, Texas, Special Assessment Revenue Bonds,
Red Oak Public Improvement District 1 Improvement Area 1 Project,
Series 2021, 4.000%, 9/15/51, 144A
9/30 at 100.00 N/R   811,670
Red River Health Facilities Development Corporation,
Texas, First Mortgage Revenue Bonds, Eden Home Inc.,
Series 2012:
6,280 7.000%, 12/15/32 (4) 5/23 at 100.00 N/R   3,768,000

163
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 5,525 7.250%, 12/15/42 (4) 5/23 at 100.00 N/R   $ 3,315,000
14,375 7.250%, 12/15/47 (4) 5/23 at 100.00 N/R   8,625,000
3,300 Red River Health Facilities Development Corporation, Texas, Retirement
Facility Revenue Bonds, MRC Crossings Project, Series 2014A,
7.750%, 11/15/44, (Pre-refunded 11/15/24)
11/24 at 100.00 N/R  (7) 3,556,938
445 Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public
Improvement District North Improvement Area, Series 2016, 6.000%,
9/15/46
3/24 at 102.00 N/R   445,743
1,365 Royse CIty, Rockwall County, Texas, Special Assessment Revenue
Bonds, Waterscape Public improvement District Improvement Area 2
Project, Series 2019, 4.625%, 9/15/39, 144A
9/27 at 100.00 N/R   1,302,824
4,000 Royse CIty, Rockwall County, Texas, Special Assessment Revenue
Bonds, Waterscape Public improvement District Improvement Area 3
Project, Series 2022, 5.750%, 9/15/52, 144A
9/32 at 100.00 N/R   3,955,040
Royse City, Rockwall, Collin and Hunt Counties, Texas,
Special Assessment Revenue Bonds, Creekshaw Public
Improvement District Improvement Area 2 Project, Series
2022:
600 5.875%, 9/15/42, 144A 9/32 at 100.00 N/R   603,864
1,300 6.000%, 9/15/52, 144A 9/32 at 100.00 N/R   1,318,655
Royse City, Rockwall, Collin and Hunt Counties, Texas,
Special Assessment Revenue Bonds, Creekshaw Public
Improvement District Major Improvement Area Project,
Series 2020:
400 4.875%, 9/15/40, 144A 9/30 at 100.00 N/R   374,268
700 5.125%, 9/15/50, 144A 9/30 at 100.00 N/R   652,806
750 Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement
District 1 Improvement Area 1 Project, Series 2022, 6.000%, 9/15/50,
144A
9/32 at 100.00 N/R   776,198
1,000 Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement
District 1 Improvement Areas 2-3 Project, Series 2022, 7.000%,
9/15/52, 144A
9/32 at 100.00 N/R   1,026,320
2,235 Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement
District 1 Major Improvement Area Project, Series 2020, 5.625%,
9/15/50, 144A
9/30 at 100.00 N/R   2,178,812
1,250 San Antonio Education Facilities Corporation, Texas, Higher Education
Revenue Bonds, Hallmark University Project, Series 2021A, 5.000%,
10/01/51
10/31 at 100.00 N/R   986,600
San Marcos City, Hays, Caldwell and Guadalupe
Counties, Texas, Special Assessment Revenue Bonds,
San Marcos Trace Public Improvement District Series
2019:
3,800 5.750%, 9/01/39, 144A 9/28 at 100.00 N/R   3,840,052
5,000 5.750%, 9/01/48, 144A 9/28 at 100.00 N/R   5,015,800
2,200 San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas,
Special Assessment Revenue Bonds, Whisper Public Improvement
District Series 2020, 5.625%, 9/01/50
9/30 at 100.00 N/R   2,190,408
San Marcos, Hays, Caldwell and Guadalupe Counties,
Texas, Special Assessment Revenue Bonds, Whisper
South Public Improvement District, Series 2020:
1,500 4.250%, 9/01/42, 144A 9/32 at 100.00 N/R   1,295,520
1,750 4.500%, 9/01/51, 144A 9/32 at 100.00 N/R   1,486,537
100 Sanger Industrial Development Corporation, Texas, Industrial
Development Revenue Bonds, Texas Pellets Inc. Project, Refunding
Series 2012B, 8.000%, 7/01/38, (AMT) (4)
5/23 at 100.00 N/R   25,000

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
164
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,000 Santa Fe, Galveston County, Texas, Special Assessment Revenue Bonds,
Mulberry Farms Public Improvement District Series 2022, 5.000%,
9/01/52, 144A
9/32 at 100.00 N/R   $ 927,340
Sinton, San Patricio County, Texas, Special Assessment
Revenue Bonds, Somerset Public Improvement District 1
Series 2022:
1,000 5.125%, 9/01/42, 144A 9/32 at 100.00 N/R   953,600
1,800 5.250%, 9/01/51, 144A 9/32 at 100.00 N/R   1,687,050
9,345 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Methodist Hospital of Dallas, Series 2022,
4.000%, 10/01/42, (UB) (5)
4/32 at 100.00 AA-   9,295,658
24,550 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Hospital Revenue Bonds, Scott & White Healthcare Project, Series
2022D, 5.000%, 11/15/51, (UB) (5)
11/32 at 100.00 AA-   26,221,364
Tarrant County Cultural Education Facilities Finance
Corporation, Texas, Retirement Facility Revenue Bonds,
Buckner Senior Living Ventana Project, Series 2017A:
240 6.625%, 11/15/37 5/27 at 100.00 N/R   243,286
5,875 6.750%, 11/15/47 5/27 at 100.00 N/R   5,905,726
5,865 6.750%, 11/15/52 5/27 at 100.00 N/R   5,878,959
8,000 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Revenue Bonds, Christus Health, Series 2022A, 4.000%, 7/01/53, (UB)
(5)
7/32 at 100.00 A1   7,528,320
2,075 Tarrant County Cultural Education Facilities Finance Corporaton, Texas,
Retirement Facility Revenue Bonds, C.C. Young Memorial Home
Project, Series 2009A, 8.000%, 2/15/38 (4)
5/23 at 100.00 N/R   1,141,250
Tarrant County Cultural Education Facilities Finance
Corporaton, Texas, Retirement Facility Revenue Bonds,
C.C. Young Memorial Home Project, Series 2016A:
1,000 6.375%, 2/15/48 (4) 2/27 at 100.00 N/R   550,000
1,000 6.375%, 2/15/52 (4) 2/27 at 100.00 N/R   550,000
4,000 Texas Department of Housing and Community Affairs, Residential
Mortgage Revenue Bonds, Series 2023A, 5.250%, 1/01/53, (UB) (5)
7/32 at 100.00 N/R   4,208,360
3,660 Texas Private Activity Bond Surface Transporation Corporation,
Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC
Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43, (AMT)
9/23 at 100.00 Baa2   3,695,575
2,500 Town of Lakewood Village, Texas, Lakewood Village Public
Improvement District Improvement District No. 1 Project, Special
Assessment Revenue Bonds, Series 2022, 5.375%, 9/15/52, 144A
9/32 at 100.00 N/R   2,389,725
Travis County Development Authority, Texas, Contract
Assessment Revenue Bonds, Turner's Crossing Public
Improvement District Area1 Project, Series 2022:
870 5.375%, 9/01/42, 144A 9/32 at 100.00 N/R   869,922
1,500 5.500%, 9/01/52, 144A 9/32 at 100.00 N/R   1,489,095
3,071 Uhland, Hays and Caldwell Counties, Texas, Special Assessment
Revenue Bonds, Watermill Public Improvement District, Series 2022,
6.625%, 9/01/52, 144A
9/32 at 100.00 N/R   3,215,091
3,200 Venus, Johnson County, Texas, Special Assessment Revenue Bonds,
Brahman Ranch Public Improvement District, Series 2022, 6.500%,
9/15/52, 144A
9/32 at 100.00 N/R   3,220,000
1,150 Venus, Johnson County, Texas, Special Assessment Revenue Bonds,
Patriot Estates Public Improvement District, Series 2021, 4.000%,
9/15/51, 144A
9/29 at 100.00 N/R   938,561

165
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 4,000 Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds,
Tessera on Lake Travis Public Improvement District Improvement Area
#2 Project, Series 2018, 5.000%, 9/01/47
9/27 at 100.00 N/R   $ 3,825,960
6,755 Waller Independent School District, Waller and Harris Counties, Texas,
General Obligation Bonds, School Building Series 2023, 4.000%,
2/15/48 - BAM Insured, (UB) (5)
2/33 at 100.00 A1   6,569,575
Westlake, Texas, Special Assessment Revenue Bonds,
Solana Public Improvement District, Series 2015:
3,025 6.125%, 9/01/35 9/25 at 100.00 N/R   3,013,081
2,755 6.250%, 9/01/40 9/25 at 100.00 N/R   2,742,603
7,045 6.375%, 9/01/45 9/25 at 100.00 N/R   7,016,397
Total Texas 897,177,276
Utah - 0.5%
Black Desert Public Infrastructure District, Utah, Limited
Tax General Obligation Bonds, Series 2021A:
5,900 3.750%, 3/01/41, 144A 9/26 at 103.00 N/R   4,717,935
9,630 4.000%, 3/01/51, 144A 9/26 at 103.00 N/R   7,279,317
3,500 Black Desert Public Infrastructure District, Utah, Limited Tax General
Obligation Bonds, Subordinate Series 2021B, 7.375%, 9/15/51, 144A
9/26 at 103.00 N/R   2,876,510
11,026 Box Elder County, Utah, Solid Waste Disposal Revenue Bonds,
Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39,
(AMT), 144A
12/27 at 100.00 N/R   11,023,221
300 Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds,
Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23,
(AMT)
No Opt. Call N/R   299,829
10,000 Gateway at Sand Hollow, Public Infrastructure District 1, Utah, Limited
Tax General Obligation Bonds, Series 2021A, 5.500%, 3/01/51, 144A
12/26 at 103.00 N/R   7,667,200
3,275 Jepson Canyon Public Infrastructure District 1, Utah, Limited Tax
General Obligation Bonds, Series 2022A, 5.125%, 3/01/51
3/27 at 103.00 N/R   2,548,703
Medical School Campus Public Infrastructure District,
Utah, Limited Tax General Obligation Bonds, Series
2020A:
3,875 5.250%, 2/01/40, 144A 9/25 at 103.00 N/R   3,411,124
11,000 5.500%, 2/01/50, 144A 9/25 at 103.00 N/R   9,547,340
1,955 Medical School Campus Public Infrastructure District, Utah, Limited Tax
General Obligation Bonds, Subordinate Lien Series 2020B, 7.875%,
8/15/50, 144A
9/25 at 103.00 N/R   1,661,574
2,600 Red Bridge Public Infrastructure District 1, Utah, Limited Tax General
Obligation Bonds, Series 2021A, 4.375%, 2/01/51, 144A
2/26 at 103.00 N/R   1,952,236
600 Red Bridge Public Infrastructure District 1, Utah, Limited Tax General
Obligation Bonds, Subordinate Series 2021B, 7.375%, 8/15/51, 144A
2/26 at 103.00 N/R   486,312
1,075 ROAM Public Infrastructure District 1, Utah, Limited Tax General
Obligation Bonds, Series 2021A, 4.250%, 3/01/51, 144A
9/26 at 103.00 N/R   823,719
424 ROAM Public Infrastructure District 1, Utah, Limited Tax General
Obligation Bonds, Subordinate Series 2021B, 7.375%, 3/15/51, 144A
9/26 at 103.00 N/R   354,854
1,270 Sienna Hills Public Infrastructure District No. 1, Utah, Limited Tax
General Obligation and Sales Tax Revenue Bonds, Series 2023A,
6.750%, 7/01/35, 144A
7/28 at 103.00 N/R   1,276,324
1,320 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Bridge Elementary Project, Series 2021A, 4.250%, 6/15/51
6/28 at 103.00 N/R   955,548

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
166
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Utah (continued)
Utah Charter School Finance Authority, Charter School
Revenue Bonds, Leadership Learning Academy Project,
Series 2019A:
$ 1,705 5.000%, 6/15/39, 144A 6/27 at 102.00 N/R   $ 1,623,007
1,670 5.000%, 6/15/50, 144A 6/27 at 102.00 N/R   1,479,837
830 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Mountain West Montessori Academy Project, Series 2020A, 5.000%,
6/15/49, 144A
12/29 at 100.00 N/R   760,861
5,130 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Paradigm High School Project, Series 2020A, 5.125%, 7/15/51, 144A
1/25 at 102.00 N/R   3,969,697
Utah Charter School Finance Authority, Charter School
Revenue Bonds, Renaissance Academy Project,
Refunding Series 2020:
950 5.000%, 6/15/40, 144A 6/28 at 102.00 Ba2   923,238
2,000 5.000%, 6/15/55, 144A 6/28 at 102.00 Ba2   1,830,060
8,380 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Saint George Academy Project, Series 2021A, 5.000%, 6/15/56, 144A
12/30 at 101.00 N/R   5,904,799
200 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Saint George Academy Project, Taxable Series 2021B, 5.750%,
6/15/24, 144A
No Opt. Call N/R   195,070
5,430 Utah Charter School Finance Authority, Revenue Bonds, Channing Hall
Project, Refunding Series 2017A, 5.250%, 7/15/38, 144A
7/27 at 100.00 BB   5,378,904
3,180 Utah Charter School Finance Authority, Revenue Bonds, Wallace
Stegner Academy Project, Series 2019A, 5.000%, 6/15/49, 144A
6/27 at 100.00 N/R   2,827,465
11,315 Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc.,
Series 2016B, 4.000%, 5/15/47, (UB) (5)
5/24 at 100.00 AA+   10,830,718
3,200 Utah State Board of Regents, Revenue Bonds, Dixie University, Series
2019, 3.000%, 6/01/49, (UB) (5)
6/29 at 100.00 AA   2,419,680
Total Utah 95,025,082
Virgin Islands - 0.8%
12,430 Matching Fund Special Purpose Securitization Corporation, Virgin
Islands, Revenue Bonds, Series 2022A, 5.000%, 10/01/39
10/32 at 100.00 N/R   12,202,780
7,215 Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note,
Refunding Series 2012A, 5.000%, 10/01/32
5/23 at 100.00 N/R   6,468,103
Virgin Islands Public Finance Authority, Gross Receipts
Taxes Loan Note, Refunding Series 2014C:
10,955 5.000%, 10/01/24, 144A No Opt. Call N/R   10,738,201
9,750 5.000%, 10/01/30, 144A 10/24 at 100.00 N/R   8,788,357
40,815 5.000%, 10/01/39, 144A 10/24 at 100.00 N/R   32,360,989
500 Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note,
Series 2012C, 5.000%, 10/01/42
5/23 at 100.00 N/R   393,050
Virgin Islands Public Finance Authority, Gross Receipts
Taxes Loan Note, Working Capital Series 2014A:
3,265 5.000%, 10/01/24, 144A No Opt. Call N/R   3,209,691
1,200 5.000%, 10/01/29, 144A 10/24 at 100.00 N/R   1,111,068
22,500 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Bond Anticipation Notes, Senior Series 2021A, 6.750%,
7/01/26, 144A
No Opt. Call N/R   21,784,500
21,900 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Bond Anticipation Notes, Taxable Series 2022A, 7.750%,
7/01/24
No Opt. Call N/R   21,611,139

167
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virgin Islands (continued)
$ 1,515 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Bond Anticipation Notes, Taxable Series 2022B, 10.000%,
7/01/24
No Opt. Call N/R   $ 1,509,804
20 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Refunding Series 2007A, 5.000%, 7/01/25
5/23 at 100.00 CC   19,419
975 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Series 2007B, 5.000%, 7/01/31
5/23 at 100.00 CC   931,115
6,885 West Indian Company Limited, Virgin Islands, Port Facilities Revenue
Bonds, WICO Financing, Series 2022A, 6.375%, 4/01/52, 144A
10/29 at 104.00 N/R   6,653,182
13,000 West Indian Company Limited, Virgin Islands, Port Facilities Revenue
Bonds, WICO Financing, Series 2022B, 6.500%, 4/01/52, (AMT), 144A
10/29 at 104.00 N/R   12,684,880
Total Virgin Islands 140,466,278
Virginia - 1.8%
Arlington County Industrial Development Authority,
Virginia, Hospital Facility Revenue Bonds, Virginia
Hospital Center, Series 2020:
6,725 4.000%, 7/01/45, (UB) (5) 7/30 at 100.00 A+   6,629,976
8,570 3.750%, 7/01/50, (UB) (5) 7/30 at 100.00 A+   7,712,143
10,000 Atlantic Park Community Development Authority, Virginia, Revenue
Bonds, Series 2023, 6.250%, 8/01/45, 144A
8/32 at 100.00 N/R   9,514,600
24,250 Bristol Industrial Development Agency, Virginia, Revenue Bonds, The
Falls-Bristol Project, Series 2014B, 3.493%, 11/01/44, 144A (4)
11/24 at 100.00 N/R   13,911,255
Celebrate Virginia North Community Development
Authority, Special Assessment Revenue Bonds, Series
2003B:
2,133 4.125%, 3/01/22 (4) No Opt. Call N/R   1,386,450
4,960 4.356%, 3/01/25 (4) 4/23 at 100.00 N/R   3,224,000
8,419 4.455%, 3/01/34 (4) 4/23 at 100.00 N/R   5,472,350
Cherry Hill Community Development Authority, Virginia,
Special Assesment Bonds, Potomac Shores Project,
Series 2015:
1,095 5.150%, 3/01/35, 144A 3/25 at 100.00 N/R   1,095,537
1,860 5.400%, 3/01/45, 144A 3/25 at 100.00 N/R   1,857,526
8,500 Cutalong II Community Development Authority, Louisa County, Virginia,
Special Assessment Revenue Bonds, Cutalong II Project, Series 2022,
4.500%, 3/01/55, 144A
3/27 at 103.00 N/R   6,775,435
37,150 Fairfax County Industrial Development Authority, Virginia, Healthcare
Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48,
(UB) (5)
5/28 at 100.00 Aa2   35,935,938
4,745 Farms of New Kent Community Development Authority, Virginia,
Special Assessment Bonds, Refunding Capital Appreciation Series
2021B, 0.000%, 3/01/36, 144A
No Opt. Call N/R   1,925,616
16,070 Hampton Roads Transportation Accountability Commision, Virginia,
Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien
Series 2020A, 4.000%, 7/01/60, (UB) (5)
7/30 at 100.00 AA   15,301,050
10,320 Hampton Roads Transportation Accountability Commission, Virginia,
Revenue Bonds, Hampton Roads Transportation Fund, Senior Lien
Series 2022A, 4.000%, 7/01/52, (UB) , (WI/DD, Settling 4/04/23)
7/32 at 100.00 AA   9,892,649
Industrial Development Authority of the City of
Alexandria, Virginia, Tourism Development Financing
Program Revenue Bonds (699 Prince Street Hotel
Project), Senior Series 2022A-1 (Tax-Exempt) and Senior
Series 2022B-1:
2,215 7.750%, 9/01/44, 144A 9/32 at 110.31 N/R   2,520,072

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
168
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virginia (continued)
$ 5,555 12.000%, 9/01/52, 144A 9/32 at 100.00 N/R   $ 5,325,745
10,000 Industrial Development Authority of the City of Newport News, Virginia,
Health System Revenue Bonds, Riverside Health System, Series
2017A, 5.000%, 7/01/46, 144A
7/27 at 100.00 N/R   10,117,800
5,505 Lower Magnolia Green Community Development Authority, Virginia,
Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A
3/25 at 100.00 N/R   5,203,546
Lynchburg Economic Development Authority, Virginia,
Hospital Revenue Bonds, Centra Health Obligated
Group, Refunding Series 2017A:
9,065 4.000%, 1/01/47, (UB) (5) 1/27 at 100.00 Baa1   8,615,466
5,000 5.000%, 1/01/47 1/27 at 100.00 Baa1   5,113,150
4,200 Lynchburg Economic Development Authority, Virginia, Hospital
Revenue Bonds, Centra Health Obligated Group, Refunding Series
2021, 3.000%, 1/01/51
1/32 at 100.00 Baa1   3,074,946
55,695 Norfolk Economic Development Authority, Virginia, Hospital Facility
Revenue Bonds, Sentara Healthcare Systems, Refunding Series
2018B, 4.000%, 11/01/48, (UB) (5)
11/28 at 100.00 AA   54,626,770
1,000 Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk
Retirement Community, Inc., Harbor's Edge Project, Series 2019A,
4.375%, 1/01/39
1/24 at 104.00 N/R   798,330
Norfolk Redevelopment and Housing Authority, Virginia,
Revenue Bonds, Fort Norfolk Retirement Community,
Inc. - Harbor's Edge Project, Refunding Series 2014:
5,000 5.000%, 1/01/46 1/25 at 100.00 N/R   4,049,100
5,250 5.375%, 1/01/46 1/25 at 100.00 N/R   4,508,490
3,225 Richmond Redevelopment and Housing Authority, Virginia, Multi-Family
Housing Revenue Bonds, American Tobacco Apartments, Series
2017, 5.550%, 1/01/37, 144A
1/27 at 100.00 N/R   2,908,273
Roanoke Economic Development Authority, Virginia,
Hospital Revenue Bonds, Carilion Clinic Obligated
Group, Series 2020A:
5,520 3.000%, 7/01/45, (UB) (5) 7/30 at 100.00 AA-   4,448,513
14,260 4.000%, 7/01/51, (UB) (5) 7/30 at 100.00 AA-   13,826,781
2,400 Virginia College Building Authority, Educational Facilities Revenue
Bonds, Marymount University Project, Green Series 2015B, 5.000%,
7/01/45, 144A
7/25 at 100.00 Ba3   2,276,352
2,515 Virginia College Building Authority, Educational Facilities Revenue
Bonds, Marymount University Project, Refunding Series 2015A,
5.000%, 7/01/45, 144A
7/25 at 100.00 Ba3   2,385,427
4,675 Virginia Housing Development Authority, Rental Housing Bonds, Series
2023B, 4.875%, 3/01/61, (UB) (5)
3/32 at 100.00 AA+   4,780,889
Virginia Small Business Finance Authority, Educational
Facilities Revenue Bonds, Provident Resource Group -
Rixey Student Housing Project, Series 2019A:
13,645 5.500%, 7/01/49, 144A 7/34 at 100.00 N/R   12,523,654
19,855 5.500%, 7/01/54, 144A 7/34 at 100.00 N/R   17,969,172
9,688 Virginia Small Business Finance Authority, Educational Facilities
Revenue Bonds, Provident Resource Group - Rixey Student Housing
Project, Series 2019B, 6.525%, 7/01/52, 144A , (cash 7.500%, PIK
7.500%)
No Opt. Call N/R   9,131,100
9,005 Virginia Small Business Finance Authority, Healthcare Facilities Revenue
Bonds, Bon Secours Mercy Health, Inc., Series 2020A, 4.000%,
12/01/49, (UB) (5)
6/30 at 100.00 A+   8,349,256

169
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virginia (continued)
$ 8,050 Virginia Small Business Finance Authority, Tourism Development
Financing Program Revenue Bonds, Downtown Norfolk and Virginia
Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41,
144A
4/28 at 112.76 N/R   $ 8,279,103
5,000 Virginia Small Business Financing Authority, Private Activity Revenue
Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%,
12/31/56, (AMT)
6/27 at 100.00 Baa3   4,887,950
1,655 Virginia Small Business Financing Authority, Solid Waste Disposal
Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48,
(AMT), (Mandatory Put 7/01/38), 144A
7/23 at 100.00 B   1,514,226
9,335 Virginia Small Business Financing Authority, Sports and Entertainment
Facilities Revenue Bonds, P3 VB Holdings LLC, Senior Series 2023A,
8.500%, 12/01/52, 144A
6/33 at 105.00 N/R   8,870,957
1,000 Virginia Small Business Financing Authority, Tourism Development
Financing Program Revenue Bonds, Virginia Beach Oceanfront South
Hotel Project, Senior Series 2020A-1, 8.000%, 10/01/43, 144A
10/30 at 120.40 N/R   1,051,760
2,200 West Falls Community Development Authority, Arlington County,
Virginia, Revenue Bonds, Series 2022A, 5.375%, 9/01/52, 144A
9/32 at 100.00 N/R   2,203,894
Total Virginia 329,995,247
Washington - 0.9%
5,795 King County Public Hospital District 4, Washington, General Obligation
Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series
2015A, 5.000%, 12/01/38
12/25 at 100.00 N/R   5,815,109
King County Public Hospital District 4, Washington,
Hospital Revenue Bonds, Snoqualmie Valley Hospital,
Series 2015A:
1,500 6.000%, 12/01/35 12/25 at 100.00 N/R   1,549,275
5,500 6.250%, 12/01/45 12/25 at 100.00 N/R   5,660,820
Kitsap County Consolidated Housing Authority,
Washington, Pooled Tax Credit Housing Revenue Bonds,
Series 2007:
715 5.500%, 6/01/27, (AMT) 5/23 at 100.00 N/R   714,957
3,660 5.600%, 6/01/37, (AMT) 5/23 at 100.00 N/R   3,461,628
125 Ocean Shores, Washington, Local Improvement District 2007-01 Bonds,
2011, 7.250%, 2/01/31
No Opt. Call BBB+   140,390
21,950 Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series
2018A, 4.000%, 5/01/43, (AMT), (UB) (5)
5/27 at 100.00 A1   20,551,126
21,525 Port of Tacoma, Washington, Revenue Bonds, Refunding Series 2016B,
5.000%, 12/01/43, (AMT), (UB) (5)
12/26 at 100.00 Aa3   22,438,736
3,975 Tacoma Consolidated Local Improvement District 65, Washington,
Special Assessment Bonds, Series 2013, 5.750%, 4/01/43
4/23 at 100.00 N/R   3,834,285
74,685 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project,  Series 2017A,
7.500%, 1/01/32, (AMT), 144A (4),(8)
1/28 at 100.00 N/R   747
11,455 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project,  Series 2018,
7.250%, 1/01/32, (AMT), 144A (4),(8)
1/28 at 100.00 N/R   115
Washington Economic Development Finance Authority,
Environmental Facilities Revenue Bonds, Columbia Pulp
I, LLC Project,  Series 2019A:
34,710 7.500%, 1/01/32, (AMT), 144A (4),(8) 1/28 at 100.00 N/R   347
8,095 7.650%, 1/01/32, (AMT), 144A (4),(8) 1/28 at 100.00 N/R   81

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
170
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
$ 24,710 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Senior Series
2021A, 0.000%, 1/01/33, (AMT), 144A (4),(6),(8)
No Opt. Call N/R   $ 13,102,972
6,400 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Taxable Senior
Series 2021B, 0.000%, 1/01/27, 144A (4),(6),(8)
No Opt. Call N/R   3,393,728
4,800 Washington Health Care Facilities Authority, Revenue Bonds, MultiCare
Health System, Series 2015B, 4.125%, 8/15/43, (UB) (5)
8/25 at 100.00 A+   4,704,864
11,000 Washington Health Care Facilities Authority, Revenue Bonds, MultiCare
Health System, Series 2017B, 4.000%, 8/15/41, (UB) (5)
2/28 at 100.00 A+   10,716,860
Washington Health Care Facilities Authority, Revenue
Bonds, MultiCare Health System, Tender Option Bond
Trust 2023-XG0481:
2,125 6.199%, 8/15/45, 144A, (IF) (5) 8/25 at 100.00 AA-   2,128,782
500 Washington Health Care Facilities Authority, Revenue Bonds, MultiCare
Health System, Tender Option Bonds Trust 2015-XF1018, 6.199%,
8/15/40, 144A, (IF) (5)
8/25 at 100.00 AA-   528,500
Washington Health Care Facilities Authority, Revenue
Bonds, Providence Health & Services, Series 2014D:
13,000 5.000%, 10/01/38, (UB) 10/24 at 100.00 A   13,024,570
Washington Health Care Facilities Authority, Revenue
Bonds, Providence Health & Services, Tender Option
Bond Trust 2015-XF0132:
1,616 22.037%, 10/01/41, 144A, (IF) (5) 10/24 at 100.00 AA-   1,649,370
24 22.037%, 10/01/41, (Pre-refunded 10/01/24), 144A, (IF) (5) 10/24 at 100.00 N/R  (7) 24,496
Washington Health Care Facilities Authority, Revenue
Bonds, Providence Health & Services, Tender Option
Bond Trust 2015-XF0148:
600 6.200%, 10/01/44, (Pre-refunded 10/01/24), 144A, (IF) (5) 10/24 at 100.00 AA-  (7) 621,336
1,060 6.200%, 10/01/44, 144A, (IF) (5) 10/24 at 100.00 AA-   1,097,651
3,740 17.904%, 10/01/44, 144A, (IF) (5) 10/24 at 100.00 N/R   3,846,254
2,500 17.922%, 10/01/44, (Pre-refunded 10/01/24), 144A, (IF) (5) 10/24 at 100.00 N/R  (7) 2,571,000
Washington Health Care Facilities Authority, Revenue
Bonds, Providence Health & Services, Tender Option
Bond Trust 2015-XF0150:
785 6.144%, 10/01/42, 144A, (IF) (5) 10/22 at 100.00 AA-   785,118
630 6.151%, 10/01/42, 144A, (IF) (5) 10/22 at 100.00 AA-   630,094
1,510 6.155%, 10/01/42, 144A, (IF) (5) 10/22 at 100.00 AA-   1,510,227
13,000 Washington Health Care Facilities Authority, Revenue Bonds, Seattle
Children's Hospital, Series 2017A, 5.000%, 10/01/47, (UB) (5)
10/27 at 100.00 Aa2   13,499,070
Washington State Convention Center Public Facilities
District, Lodging Tax Revenue Bonds, Series 2018:
11,170 4.000%, 7/01/58, (UB) (5) 7/28 at 100.00 BB+   8,995,313
1,575 4.000%, 7/01/58, (UB) (5) 7/28 at 100.00 BBB-   1,292,303
8,515 Washington State Higher Education Facilities Authority Revenue Bonds,
Gonzaga University Project, Series 2019A, 3.000%, 4/01/49, (UB) (5)
10/29 at 100.00 A2   6,256,737
12,726 Washington State Housing Finance Commission, Multifamily Revenue
Bonds, Greentree Village Homes Project, Series 2008, 5.264%,
2/01/26, 144A
No Opt. Call N/R   12,447,352
1,705 Washington State Housing Finance Commission, Non-Profit Housing
Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%,
7/01/45, (Pre-refunded 7/01/25), 144A
7/25 at 100.00 N/R  (7) 1,858,791
1,000 Washington State Housing Finance Commission, Non-profit Housing
Revenue Bonds, Presbyterian Retirement Communities Northwest
Proejct, Refunding Series 2016A, 5.000%, 1/01/31, 144A
1/25 at 102.00 BB   897,940

171
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
$ 1,130 Washington State Housing Finance Commission, Nonprofit Revenue
Bonds, Spokane International Academy Project, Series 2021A,
5.000%, 7/01/56, 144A
7/31 at 100.00 Ba2   $ 1,019,045
2,660 Washington State Housing Finance Commission, Revenue Bonds,
Riverview Retirement Community, Refunding Series 2012, 5.000%,
1/01/48
5/23 at 100.00 BBB-   2,343,965
Total Washington 173,113,954
West Virginia - 0.3%
6,871 Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers,
Commercial Development Revenue Bonds, Scattered Site Housing
Projects, Series 2010, 5.750%, 12/01/44
12/23 at 100.00 N/R   6,704,241
Glenville State College, West Virginia, Revenue Bonds,
Refunding & Improvement Series 2017:
2,500 5.000%, 6/01/37 6/27 at 100.00 N/R   2,299,375
5,500 5.250%, 6/01/47 6/27 at 100.00 N/R   4,806,120
3,325 Kanawha County Commission, West Virginia, Student Housing Revenue
Bonds, West Virginia State University Foundation Inc, Series 2013,
6.500%, 7/01/33, (Pre-refunded 7/01/23), 144A
7/23 at 100.00 N/R  (7) 3,354,459
Monongalia County Commission, West Virginia, Special
District Excise Tax Revenue Bonds, University Town
Centre Economic Opportunity Development District,
Refunding & Improvement Series 2017A:
4,745 5.500%, 6/01/37, 144A 6/27 at 100.00 N/R   4,814,941
12,885 5.750%, 6/01/43, 144A 6/27 at 100.00 N/R   13,097,732
1,175 Monongalia County Commission, West Virginia, Special District Excise
Tax Revenue Bonds, University Town Centre Economic Opportunity
Development District, Refunding & Improvement Series 2021A,
4.125%, 6/01/43, 144A
6/31 at 100.00 N/R   1,046,667
1,750 South Charleston, West Virginia, Special District Excise Tax Revenue
Improvement Bonds, South Charleston Park Place Project, Series
2022A, 4.500%, 6/01/50, 144A
6/31 at 100.00 N/R   1,350,037
3,890 West Virginia Economic Development Authority, Dock and Wharf
Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project,
Series 2020, 7.625%, 12/01/40, 144A
12/27 at 103.00 N/R   3,122,114
6,075 West Virginia Hospital Finance Authority, Hospital Revenue Bonds,
West Virginia United Health System Obligated Group, Series 2018A,
4.000%, 6/01/51, (UB) (5)
6/28 at 100.00 A   5,507,777
Total West Virginia 46,103,463
Wisconsin - 6.4%
16,185 Ashwaubenon Community Development Authority, Wisconsin, Lease
Revenue Bonds, Brown County Expo Center Project, Series 2019,
0.000%, 6/01/49
6/29 at 47.10 AA   4,692,193
26,485 Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub
North LLC Renewable Natural Gas Production Plant Project, Series
2021A, 5.500%, 12/01/32, 144A
12/26 at 100.00 N/R   21,804,836
15,700 Lac Courte Oreilles Band of Lake Superior Chippewa Indians,
Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%,
6/01/32
12/27 at 100.00 N/R   14,056,838
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Alamance Community School, Series
2021A:
510 5.000%, 6/15/41, 144A 6/29 at 100.00 N/R   434,326
1,000 5.000%, 6/15/51, 144A 6/29 at 100.00 N/R   786,780
900 5.000%, 6/15/56, 144A 6/29 at 100.00 N/R   688,500

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
172
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 1,600 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
American Preparatory Academy, Las Vegas 2 Project, Series 2019A,
5.000%, 7/15/54, 144A
7/27 at 100.00 BB   $ 1,278,736
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Ascend Leadership Academy Project,
Series 2021A:
1,000 5.000%, 6/15/51, 144A 6/29 at 100.00 N/R   794,190
1,000 5.000%, 6/15/56, 144A 6/29 at 100.00 N/R   772,470
6,990 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Chattahoochee Hills Project, Series 2017A, 5.875%, 6/15/47, 144A
6/27 at 100.00 N/R   6,006,018
1,150 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Coral Academy of Science, Reno, Series 2021A, 4.000%, 6/01/61,
144A
6/27 at 100.00 N/R   776,676
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Coral Academy of Science, Reno, Series
2022A:
1,000 5.875%, 6/01/52, 144A 6/30 at 100.00 N/R   981,430
1,510 6.000%, 6/01/62, 144A 6/30 at 100.00 N/R   1,474,273
5,195 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%,
2/01/46, 144A
2/26 at 100.00 N/R   4,815,765
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Corvian Community School Bonds,
North Carolina, Series 2019A:
1,660 5.000%, 6/15/39, 144A 6/26 at 100.00 N/R   1,564,815
6,540 5.000%, 6/15/49, 144A 6/26 at 100.00 N/R   5,790,974
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Corvian Community School, North
Carolina, Series 2017A:
1,000 5.000%, 6/15/37, 144A 6/24 at 100.00 N/R   957,740
1,630 5.125%, 6/15/47, 144A 6/24 at 100.00 N/R   1,483,773
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Envision Science Academy Project,
Series 2016A:
1,090 5.125%, 5/01/36, 144A 5/26 at 100.00 N/R   1,002,506
3,445 5.250%, 5/01/46, 144A 5/26 at 100.00 N/R   3,000,319
3,030 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Explore Knowledge Foundation Las Vegas Project, Series 2012A,
6.000%, 7/15/42
4/23 at 100.00 BB+   3,031,394
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Founders Academy of Las Vegas, Series
2020A:
600 5.000%, 7/01/40, 144A 7/28 at 100.00 BB-   552,366
1,550 5.000%, 7/01/55, 144A 7/28 at 100.00 BB-   1,333,837
2,255 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Freedom Classical Academy Inc., Series 2020A, 5.000%, 1/01/42,
144A
1/28 at 100.00 N/R   2,038,340
3,000 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Guilford Preparatory Academy, North Carolina, Taxable Series 2022A,
5.000%, 4/01/57, 144A
4/31 at 100.00 N/R   2,503,200
1,280 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
High Desert Montessori Charter School, Series 2021A, 5.000%,
6/01/61, 144A
6/29 at 100.00 N/R   1,065,882

173
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Mallard Creek STEM Academy, North
Carolina, Series 2019:
$ 3,780 5.125%, 6/15/39, 144A 6/26 at 100.00 N/R   $ 3,656,507
6,280 5.250%, 6/15/49, 144A 6/26 at 100.00 N/R   5,921,726
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, North Carolina Charter Educational
Foundation Project, Series 2016A:
13,455 5.000%, 6/15/36, 144A 6/26 at 100.00 N/R   11,677,057
40,610 5.000%, 6/15/46, 144A 6/26 at 100.00 N/R   31,201,881
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Phoenix Academy Charter School,
North Carolina, Series 2017A:
3,320 5.625%, 6/15/37, 144A 6/24 at 100.00 N/R   3,055,828
17,350 5.875%, 6/15/47, 144A 6/24 at 100.00 N/R   15,587,934
3,010 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45,
144A
3/25 at 100.00 BBB-   3,041,424
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Point College Preparatory, Series
2020A:
1,400 5.000%, 6/15/41, 144A 6/27 at 103.00 N/R   1,204,406
3,790 5.000%, 6/15/55, 144A 6/27 at 103.00 N/R   3,005,356
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Research Triangle High School Project,
North Carolina, Series 2015A:
1,000 5.375%, 7/01/35, 144A 7/25 at 100.00 N/R   1,005,460
1,590 5.625%, 7/01/45, 144A 7/25 at 100.00 N/R   1,600,637
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Uwharrie Charter Academy, North
Carolina, Series 2017A:
2,875 5.500%, 6/15/37, 144A 6/27 at 100.00 N/R   2,886,471
6,225 5.625%, 6/15/47, 144A 6/27 at 100.00 N/R   6,155,467
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Uwharrie Charter Academy, North
Carolina, Series 2022A:
4,105 5.000%, 6/15/57, 144A 6/32 at 100.00 Ba2   3,548,116
6,795 5.000%, 6/15/62, 144A 6/32 at 100.00 Ba2   5,791,378
Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public
Facilities Corporation, First Tier Series 2018A-1:
393 0.000%, 1/01/47, 144A (4) No Opt. Call N/R   8,514
343 0.000%, 1/01/48, 144A (4) No Opt. Call N/R   7,085
338 0.000%, 1/01/49, 144A (4) No Opt. Call N/R   6,606
327 0.000%, 1/01/50, 144A (4) No Opt. Call N/R   5,960
322 0.000%, 1/01/51, 144A (4) No Opt. Call N/R   5,580
418 0.000%, 1/01/52, 144A (4) No Opt. Call N/R   6,769
412 0.000%, 1/01/53, 144A (4) No Opt. Call N/R   6,359
398 0.000%, 1/01/54, 144A (4) No Opt. Call N/R   5,804
390 0.000%, 1/01/55, 144A (4) No Opt. Call N/R   5,399
382 0.000%, 1/01/56, 144A (4) No Opt. Call N/R   5,048
20,784 0.000%, 7/01/56, 144A (4) 3/28 at 100.00 N/R   11,668,329
423 0.000%, 1/01/57, 144A (4) No Opt. Call N/R   5,284
412 0.000%, 1/01/58, 144A (4) No Opt. Call N/R   4,888
401 0.000%, 1/01/59, 144A (4) No Opt. Call N/R   4,541
393 0.000%, 1/01/60, 144A (4) No Opt. Call N/R   4,188
387 0.000%, 1/01/61, 144A (4) No Opt. Call N/R   3,905
376 0.000%, 1/01/62, 144A (4) No Opt. Call N/R   3,598

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
174
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 368 0.000%, 1/01/63, 144A (4) No Opt. Call N/R   $ 3,354
360 0.000%, 1/01/64, 144A (4) No Opt. Call N/R   3,131
354 0.000%, 1/01/65, 144A (4) No Opt. Call N/R   2,903
382 0.000%, 1/01/66, 144A (4) No Opt. Call N/R   2,902
4,599 0.000%, 1/01/67, 144A (4) No Opt. Call N/R   31,733
Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public
Facilities Corporation, Second Tier Series 2018B:
177 0.000%, 1/01/46, 144A (4) No Opt. Call N/R   4,108
174 0.000%, 1/01/47, 144A (4) No Opt. Call N/R   3,773
173 0.000%, 1/01/48, 144A (4) No Opt. Call N/R   3,566
172 0.000%, 1/01/49, 144A (4) No Opt. Call N/R   3,355
169 0.000%, 1/01/50, 144A (4) No Opt. Call N/R   3,083
185 0.000%, 1/01/51, 144A (4) No Opt. Call N/R   3,217
4,770 1.000%, 7/01/51, 144A (4) 3/28 at 100.00 N/R   2,772,636
184 0.000%, 1/01/52, 144A (4) No Opt. Call N/R   2,984
182 0.000%, 1/01/53, 144A (4) No Opt. Call N/R   2,802
180 0.000%, 1/01/54, 144A (4) No Opt. Call N/R   2,628
178 0.000%, 1/01/55, 144A (4) No Opt. Call N/R   2,461
175 0.000%, 1/01/56, 144A (4) No Opt. Call N/R   2,318
174 0.000%, 1/01/57, 144A (4) No Opt. Call N/R   2,175
172 0.000%, 1/01/58, 144A (4) No Opt. Call N/R   2,036
170 0.000%, 1/01/59, 144A (4) No Opt. Call N/R   1,929
169 0.000%, 1/01/60, 144A (4) No Opt. Call N/R   1,803
167 0.000%, 1/01/61, 144A (4) No Opt. Call N/R   1,680
165 0.000%, 1/01/62, 144A (4) No Opt. Call N/R   1,581
163 0.000%, 1/01/63, 144A (4) No Opt. Call N/R   1,484
162 0.000%, 1/01/64, 144A (4) No Opt. Call N/R   1,407
161 0.000%, 1/01/65, 144A (4) No Opt. Call N/R   1,314
158 0.000%, 1/01/66, 144A (4) No Opt. Call N/R   1,200
2,057 0.000%, 1/01/67, 144A (4) No Opt. Call N/R   14,194
25,000 Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer
Crossing Public Improvement District Project, Series 2017, 7.000%,
3/01/47, 144A
3/27 at 100.00 N/R   25,969,250
Public Finance Authority of Wisconsin, Education
Revenue Bonds, Carolina International School, Series
2018A:
1,030 5.250%, 8/01/38, 144A 8/28 at 100.00 BB+   1,027,765
1,240 5.500%, 8/01/48, 144A 8/28 at 100.00 BB+   1,231,506
Public Finance Authority of Wisconsin, Education
Revenue Bonds, Casa Esperanza Montessori, Series
2021A:
5,280 4.375%, 6/01/46, 144A 6/31 at 100.00 N/R   3,804,082
9,815 4.500%, 6/01/56, 144A 6/31 at 100.00 N/R   6,750,855
Public Finance Authority of Wisconsin, Education
Revenue Bonds, North Carolina Leadership Academy,
Series 2019A:
540 5.000%, 6/15/49, 144A 6/26 at 100.00 N/R   482,123
455 5.000%, 6/15/54, 144A 6/26 at 100.00 N/R   399,199
Public Finance Authority of Wisconsin, Education
Revenue Bonds, Pioneer Springs Community School,
Series 2020A:
1,030 6.250%, 6/15/40, 144A 6/27 at 100.00 N/R   919,337
5,350 6.500%, 6/15/50, 144A 6/27 at 100.00 N/R   4,682,213
1,885 Public Finance Authority of Wisconsin, Education Revenue Bonds,
Pioneer Springs Community School, Taxable Series 2020B, 7.500%,
6/15/30, 144A
6/25 at 100.00 N/R   1,795,953

175
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Public Finance Authority of Wisconsin, Education
Revenue Bonds, Shining Rock Classical Academy, Series
2022A:
$ 1,000 6.000%, 6/15/52 6/29 at 101.00 N/R   $ 934,840
1,100 6.125%, 6/15/57 6/29 at 101.00 N/R   1,029,292
1,945 Public Finance Authority of Wisconsin, Education Revenue Bonds, The
Capitol Encore Academy, Series 2019A, 5.500%, 6/01/49, 144A
6/27 at 102.00 N/R   1,748,866
1,300 Public Finance Authority of Wisconsin, Education Revenue Bonds, The
Capitol Encore Academy, Series 2021A, 5.000%, 6/01/56, 144A
6/28 at 100.00 N/R   1,062,867
4,385 Public Finance Authority of Wisconsin, Educational Facilities Revenue
Bonds, Lake Erie College, Series 2019A, 5.875%, 10/01/54, 144A
10/29 at 100.00 N/R   3,707,649
Public Finance Authority of Wisconsin, Educational
Facility Revenue Bonds, LEAD Academy Project, Series
2016A:
1,000 5.000%, 8/01/36, 144A 8/26 at 100.00 N/R   907,350
3,000 5.125%, 8/01/46, 144A 8/26 at 100.00 N/R   2,562,090
2,875 Public Finance Authority of Wisconsin, Educational Facility Revenue
Bonds, LEAD Academy Project, Series 2021, 5.000%, 8/01/56, 144A
8/28 at 100.00 N/R   2,273,809
9,000 Public Finance Authority of Wisconsin, Educational Facility Revenue
Bonds, Lenoir-Rhyne University, Refunding Series 2022, 5.125%,
4/01/52
4/32 at 100.00 BBB   8,744,850
1,900 Public Finance Authority of Wisconsin, Educational Facility Revenue
Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45
2/25 at 100.00 N/R   1,865,800
5,300 Public Finance Authority of Wisconsin, Health Care Facilities Revenue
Bonds, Blue Ridge HealthCare, Refunding Series 2020A, 3.000%,
1/01/50
1/30 at 100.00 A3   3,866,562
1,725 Public Finance Authority of Wisconsin, Healthcare Facility Expansion
Revenue Bonds, Church Homes of Hartford Inc Project, Refunding
Series 2015A, 5.000%, 9/01/38, 144A
9/24 at 100.00 BB   1,564,316
16,335 Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand
Hyatt San Antonio Hotel Acquisition Project, Subordinate Lien Series
2022B, 6.000%, 2/01/62, 144A
2/32 at 100.00 N/R   16,565,323
Public Finance Authority of Wisconsin, Limited
Obligation Grant Revenue Bonds, American Dream @
Meadowlands Project, Series 2017A:
8,500 3.125%, 8/01/27, 144A (4) No Opt. Call N/R   6,460,000
53,545 6.750%, 8/01/31, 144A (4) No Opt. Call N/R   29,449,750
Public Finance Authority of Wisconsin, Limited
Obligation PILOT Revenue Bonds, American Dream @
Meadowlands Project, Series 2017:
58,580 6.500%, 12/01/37, 144A 12/27 at 100.00 N/R   51,244,027
58,500 6.750%, 12/01/42, 144A 12/27 at 100.00 N/R   51,051,195
316,400 7.000%, 12/01/50, 144A 12/27 at 100.00 N/R   277,036,676
6,710 Public Finance Authority of Wisconsin, Project Revenue Bonds, Irving
Convention Center Hotel Project, First Tier Series 2017A-2, 7.000%,
1/01/50, 144A
1/32 at 100.00 N/R   7,382,074
7,245 Public Finance Authority of Wisconsin, Retirement Facility Revenue
Bonds, Shalom Park Development Project, Series 2019, 0.000%,
12/31/24, 144A
No Opt. Call N/R   434,700
16,910 Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf
Coast Zoo, Series 2018A, 6.500%, 9/01/48, 144A
9/28 at 100.00 N/R   11,046,288
3,015 Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf
Coast Zoo, Taxable Series 2018B, 6.750%, 9/01/29, 144A
9/28 at 100.00 N/R   2,273,732

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
176
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Public Finance Authority of Wisconsin, Revenue Bonds,
Alabama Proton Therapy Center, Senior Series 2017A:
$ 3,100 6.250%, 10/01/31, 144A (4) 10/27 at 100.00 N/R   $ 2,593,336
10,000 6.850%, 10/01/47, 144A (4) 10/27 at 100.00 N/R   7,391,500
4,700 7.000%, 10/01/47, 144A (4) 10/27 at 100.00 N/R   3,488,810
2,000 Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton
Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A (4)
10/27 at 100.00 N/R   1,200,000
5,000 Public Finance Authority of Wisconsin, Revenue Bonds, Bayhealth
Medical Center Project, Series 2021A, 3.000%, 7/01/50 - BAM Insured
1/32 at 100.00 AA   3,769,150
3,000 Public Finance Authority of Wisconsin, Revenue Bonds, Delray Beach
Radiation Therapy Center, Subordinate Series 2017B, 8.500%,
11/01/46, 144A (4)
11/26 at 100.00 N/R   1,350,000
Public Finance Authority of Wisconsin, Revenue Bonds,
Prime Healthcare Foundation, Inc., Series 2017A:
1,220 5.200%, 12/01/37 12/27 at 100.00 BBB   1,254,343
2,725 5.350%, 12/01/45 12/27 at 100.00 BBB   2,740,723
Public Finance Authority of Wisconsin, Revenue Bonds,
Procure Proton Therapy Center, Senior Series 2018A:
18,790 6.950%, 7/01/38, 144A 7/28 at 100.00 N/R   15,317,984
60,680 7.000%, 7/01/48, 144A 7/28 at 100.00 N/R   49,547,040
4,410 Public Finance Authority of Wisconsin, Revenue Bonds, Roseman
University of Health Sciences, Series 2015, 5.875%, 4/01/45
4/25 at 100.00 BB   4,451,498
Public Finance Authority of Wisconsin, Revenue Bonds,
SearStone Continuing Care Retirement Community,
Refunding Series 2017A:
8,800 5.513%, 6/01/37 6/23 at 104.00 N/R   9,188,960
19,410 5.613%, 6/01/47 6/23 at 104.00 N/R   20,270,833
7,880 5.688%, 6/01/52 6/23 at 104.00 N/R   8,230,424
Public Finance Authority of Wisconsin, Revenue Bonds,
SearStone Retirement Community, Series 2023A:
3,770 5.000%, 6/01/37 6/28 at 103.00 N/R   3,420,106
31,865 5.000%, 6/01/52 6/28 at 103.00 N/R   25,542,666
9,500 Public Finance Authority of Wisconsin, Revenue Bonds, Senior Revenue
Bonds, Proton International Arkansas, LLC, Series 2021A, 6.850%,
1/01/51, 144A
1/32 at 100.00 N/R   7,182,095
Public Finance Authority of Wisconsin, Revenue Bonds,
Sky Harbour LLC Obligated Group Aviation Facilities
Project, Series 2021:
2,405 4.000%, 7/01/41, (AMT) 7/31 at 100.00 N/R   1,891,124
17,290 4.250%, 7/01/54, (AMT) 7/31 at 100.00 N/R   12,729,071
5,250 Public Finance Authority of Wisconsin, Revenue Bonds, Viticus Group
Project, Series 2022A, 4.250%, 12/01/51, 144A
12/31 at 100.00 N/R   4,094,842
2,575 Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful
Foundations Charter School Portfolio Projects, Senior Series 2020A-1,
5.000%, 1/01/55, 144A
7/30 at 100.00 N/R   1,955,970
4,180 Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue
and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%,
7/01/42
5/23 at 100.00 BBB+   4,174,859
Public Finance Authority of Wisconsin, Senior Living
Facility Revenue Bonds, Mary's Woods at Marylhurst Inc.,
Series 2017A:
1,015 5.250%, 5/15/42, 144A 5/25 at 102.00 BB   935,536
1,335 5.250%, 5/15/47, 144A 5/25 at 102.00 BB   1,191,020

177
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 2,000 Public Finance Authority of Wisconsin, Senior Revenue Bonds, Fargo-
Moorhead Metropolitan Area Flood Risk Management P3 Project,
Green Series 2021, 4.000%, 3/31/56, (AMT)
9/31 at 100.00 Baa3   $ 1,614,700
Public Finance Authority of Wisconsin, Senior Revenue
Bonds, Maryland Proton Treatment Center, Series
2018A-1:
5,605 6.125%, 1/01/33, 144A 1/28 at 100.00 N/R   3,447,075
22,230 6.250%, 1/01/38, 144A 1/28 at 100.00 N/R   13,671,450
90,145 6.375%, 1/01/48, 144A 1/28 at 100.00 N/R   55,439,175
4,865 Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC
Agribusiness LLC Project, Series 2022B, 15.000%, 4/30/23
4/23 at 105.00 N/R   4,865,000
500 Public Finance Authority, Wisconsin, Educational Revenue Bonds,
Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/39, 144A
6/26 at 100.00 N/R   481,680
495 Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota
College of Osteopathic Medicine, Senior Series 2019A-1, 5.500%,
12/01/48, 144A (4)
12/28 at 100.00 N/R   153,297
5,000 Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota
College of Osteopathic Medicine, Subordinate Series 2019B, 7.750%,
12/01/48, 144A (4)
12/24 at 103.00 N/R   50,000
76 Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota
College of Osteopathic Medicine, Taxable Senior Series 2019A-2,
0.000%, 12/01/48, 144A (4)
12/28 at 100.00 N/R   23,584
1,130 Public Finance Authority, Wisconsin, Revenue Bonds, Ocean Academy
Charter School, Series 2021, 5.000%, 10/15/51, 144A
10/31 at 100.00 N/R   965,596
6,500 Public Finance Authority, Wisconsin, Revenue Bonds, Ultimate Medical
Academy, Taxable Series 2019B, 6.125%, 10/01/49, 144A
10/29 at 100.00 BB   5,978,830
21,625 Public Finance Authority, Wisconsin, Revenue Bonds, Vonore Fiber
Products Sustainable Packaging Project, Taxable Green Series 2019,
7.500%, 6/01/29, 144A
6/23 at 105.00 N/R   21,574,397
6,650 Saint Croix Chippewa Indians of Wisconsin, Revenue Bonds, Refunding
Senior Series 2021, 5.000%, 9/30/41, 144A
9/28 at 100.00 N/R   5,040,035
13,825 University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds,
Series 2018A, 4.250%, 4/01/48, (UB) (5)
10/28 at 100.00 AA-   13,757,672
Wisconsin Center District, Dedicated Tax Revenue
Bonds, Supported by State Moral Obligation Junior
Series 2020D:
44,260 0.000%, 12/15/45 - AGM Insured 12/30 at 56.77 A1   15,091,332
1,455 0.000%, 12/15/50 - AGM Insured 12/30 at 46.55 A1   378,897
21,910 0.000%, 12/15/55 - AGM Insured 12/30 at 37.52 A1   4,411,578
10,000 0.000%, 12/15/60 - AGM Insured 12/30 at 29.95 A1   1,575,900
2,500 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
Aurora Health Care, Inc., Tender Option Bond Trust 2016-XG0072,
7.398%, 4/15/35, (Pre-refunded 4/15/23), 144A, (IF) (5)
4/23 at 100.00 Aa3  (7) 2,507,925
2,130 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40,
144A
6/26 at 100.00 N/R   2,025,758
8,500 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 4.000%,
7/01/47, (UB) (5)
7/27 at 100.00 A+   8,061,230
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, American Baptist Homes of
the Midwest Obligated Group, Refunding Series 2017:
1,850 5.000%, 8/01/37 8/24 at 103.00 N/R   1,552,501
1,900 5.000%, 8/01/39 8/24 at 103.00 N/R   1,560,812

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
178
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Children's Hospital of
Wisconsin, Inc., Series 2017:
$ 10,000 4.000%, 8/15/42, (UB) (5) 8/27 at 100.00 Aa3   $ 9,867,600
10,000 4.000%, 8/15/47, (UB) 8/27 at 100.00 Aa3   9,468,000
9,990 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42,
(UB) (5)
2/26 at 100.00 A-   10,069,021
9,745 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016,
4.000%, 12/01/46, (UB) (5)
11/26 at 100.00 N/R   9,361,729
30,000 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Medical College of Wisconsin, Inc., Series 2022,
4.000%, 12/01/51, (UB) (5)
12/31 at 100.00 AA-   28,212,600
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Mile Bluff Medical Center,
Inc., Series 2014:
1,650 5.500%, 5/01/34 5/24 at 100.00 N/R   1,647,987
2,635 5.750%, 5/01/39 5/24 at 100.00 N/R   2,589,889
10,115 Wisconsin Housing and Economic Development Authority, Housing
Revenue Bonds, Series 2018A, 4.300%, 11/01/53, (UB) (5)
11/27 at 100.00 Aa3   9,925,344
Total Wisconsin 1,167,224,262
Wyoming - 0.0%
10,245 Larmie County, Wyoming, Hospital Revenue Bonds, Cheyenne Regional
Medical Center Project, Refunding Series 2021, 3.000%, 5/01/42 ,
(WI/DD, Settling 4/10/23)
5/31 at 100.00 A+   7,975,338
Total Wyoming 7,975,338
Total Municipal Bonds (cost $23,719,914,952) 22,200,440,946
Shares Description (1) Value
X
1,539,497,614 COMMON STOCKS - 8.4%
X 1,539,497,614
Chemicals - 0.0%
3,839 Ingevity Corporation (10),(11) $ 274,565
Total Chemicals 274,565
Containers & Packaging - 0.0%
23,041 Westrock Co (12) 702,059
Total Containers & Packaging 702,059
Independent Power and Renewable Electricity Producers - 8.2%
19,397,048 Energy Harbor Corp (11),(13) 1,494,270,990
Total Independent Power and Renewable Electricity Producers 1,494,270,990
Passenger Airlines - 0.2%
3,000,000 American Airlines Group Inc (11),(14) 44,250,000
Total Passenger Airlines 44,250,000
Total Common Stocks (cost $463,621,296) 1,539,497,614

179
Principal
Amount (000) Description (1) Coupon Maturity Ratings (3) Value
X 138,729,441 CORPORATE BONDS - 0.8%
X 138,729,441
Commercial Services & Supplies - 0.0%
$ 1,635 College for Certain Inc, 144A 4.800% 6/01/60 N/R $ 1,347,331
Total Commercial Services & Supplies 1,347,331
Electric Utilities - 0.2%
6,085 FirstEnergy Corp (4) 6.050% 8/15/22 N/R 7,607
3,805 FirstEnergy Corp (4) 6.800% 8/15/39 N/R 4,756
14,300 Talen Energy Supply LLC, 144A (4) 6.625% 1/15/28 N/R 14,524,412
52,500 Talen Energy Supply LLC, 144A (4) 10.500% 1/15/26 N/R 21,000,000
3,500 Talen Energy Supply LLC (4) 6.000% 12/15/36 N/R 1,277,500
5,225 Talen Energy Supply LLC (4) 6.500% 6/01/25 N/R 2,090,000
3,760 Talen Energy Supply LLC, 144A (4) 7.250% 5/15/27 N/R 3,854,000
Total Electric Utilities 42,758,275
Hotels, Restaurants & Leisure - 0.1%
20,600 Wild Rivers Water Park 8.500% 11/01/51 N/R 15,424,250
Total Hotels, Restaurants & Leisure 15,424,250
Independent Power And Renewable Electricity Producers - 0.2%
132,492 Talen Energy Corp 0.000% 8/31/23 N/R 40,990,432
Total Independent Power And Renewable Electricity Producers 40,990,432
Machinery - 0.1%
8,962 Columbia Pulp I LLC (8) 16.000% 8/31/23 N/R 8,962,445
Total Machinery 8,962,445
Metals & Mining - 0.1%
8,000 Cleveland-Cliffs Inc 7.000% 3/15/27 BB- 7,790,000
362 United States Steel Corp 6.875% 3/01/29 B1 362,000
Total Metals & Mining 8,152,000
Real Estate Management & Development - 0.1%
7,748 Benloch Ranch Improvement Association 1, Corporate
Bonds (8)
9.750% 12/01/39 N/R 7,420,663
3,497 Benloch Ranch Improvement Association No 1, 144A
(8)
9.750% 12/01/39 N/R 3,349,192
12,747 Fort Benning Family Communities LLC (1-Month LIBOR
reference rate + 0.320% spread), 144A (8),(15)
5.004% 1/15/41 A 10,324,853
Total Real Estate Management & Development 21,094,708
Total Corporate Bonds (cost $134,045,831) 138,729,441
Principal
Amount (000) Description (1)
Coupon
(16)
Reference
Rate (16) Spread (16) Maturity (17) Ratings (3) Value
X 939,538 VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (16)
X 939,538
Hotels, Restaurants & Leisure - 0.0%
$ 940 Lombard Starwood Westin
Hotel Conference Center
and Hotel Project Revenue
Bonds , (cash 7.500%, PIK
7.500%)(8),(18)
7.500% N/A N/A 12/31/23 N/R $ 939,538
Total Hotels, Restaurants & Leisure 939,538
Total Variable Rate Senior Loan Interests (cost $939,538) 939,538

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
180
Investments in Derivatives
Shares Description (1) Value
X 1,554,891 EXCHANGE-TRADED FUNDS - 0.0%
X 1,554,891
30,052 VanEck High Yield Muni Exchange Traded Fund (19) $ 1,554,891
Total Exchange-Traded Funds (cost $1,521,833) 1,554,891
Total Long-Term Investments (cost $24,320,043,450) 23,881,162,430
Shares Description (1) Coupon Value
INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING -   0.0%
939,652 MONEY MARKET FUNDS - 0.0%
X 939,652
939,652 State Street Navigator Securities Lending Government
Money Market Portfolio (20)
4.840%(21) $ 939,652
Total Investments Purchased with Collateral from Securities Lending (cost $939,652) 939,652
Principal
Amount (000) Description (1) Coupon Maturity Value
SHORT-TERM INVESTMENTS -  1.7%
307,612,013 REPURCHASE AGREEMENTS - 1.7%
307,612,013
$ 27,612 Repurchase Agreement with Fixed Income Clearing
Corporation, dated 3/31/23,repurchase price
$27,615,327, collateralized by $30,931,600, U.S.
Treasury Note, 0.250%, due 10/31/25, value
$28,164,299
1.440% 4/03/23 $ 27,612,013
280,000 Repurchase Agreement with Fixed Income Clearing
Corporation, dated 3/31/23,repurchase price
$280,112,233, collateralized by $232,106,400,
U.S. Treasury Bond, 4.000%, due 11/15/52,
value $246,256,910; $14,370,000, U.S. Treasury
Bond, 3.625%, due 2/15/53, value $14,057,898;
$25,000,000, U.S. Treasury Inflation Index Bond,
1.500%, due 02/15/53, value $25,285,194
4.810% 4/03/23 280,000,000
Total Repurchase Agreements (cost $307,612,013) 307,612,013
Total Short-Term Investments (cost $307,612,013) 307,612,013
Total Investments (cost $ 24,628,595,115 ) - 132 .1% 24,189,714,095
Floating Rate Obligations - (34.7)% (6,354,482,000)
Other Assets & Liabilities, Net -   2.6%(22) 480,339,525
Net Assets - 100% $ 18,315,571,620
Credit Default Swaps - OTC Uncleared
Counterparty
Referenced
Entity
Buy/Sell
Protection
(23)
Current
Credit
Spread (24)
Notional
Amount
Fixed
Rate
(Annualized)
Fixed Rate
Payment
Frequency
Maturity
Date Value
Premiums
Paid
(Received)
Unrealized
Appreciation
(Depreciation)
Citigroup Global
Markets Inc.(8)
City of Chicago Sell 1 .86% $ 5,000,000 1 .000 % Quarterly 6/20/24 $ 36,017 $ (87,712) $ 123,729
Citigroup Global
Markets Inc.(8)
City of Chicago Sell 2 .02 5,000,000 1 .000 Quarterly 12/20/24 37,467 (103,323) 140,790
Citigroup Global
Markets Inc.(8)
City of Chicago Sell 2 .42 5,000,000 1 .000 Quarterly 12/22/25 26,517 (113,369) 139,886
Citigroup Global
Markets Inc.(8)
City of Chicago Sell 2 .86 10,000,000 1 .000 Quarterly 12/20/27 (84,367) (561,939) 477,572
Citigroup Global
Markets Inc.(8)
City of Chicago Sell 2 .95 60,000,000 1 .000 Quarterly 6/20/28 (806,800) (3,864,237) 3,057,437
Citigroup Global
Markets Inc.(8)
State of Illinois Sell 1 .52 25,000,000 1 .000 Quarterly 12/20/25 316,083 (181,021) 497,104
Total
$ 110,000,000 $ (475,083)
$(4,911,601) $ 4,436,518
Futures Contracts - Short
Description
Number of
Contracts
Expiration
Date
Notional
Amount Value
Unrealized
Appreciation
(Depreciation)
U.S. Treasury 5-Year Note (11,610) 6/23 $ (1,247,054,969) $ (1,271,385,709) $ (24,330,740)
U.S. Treasury 10-Year Note (5,760) 6/23 (644,150,160) (661,950,000) (17,799,840)
Total $(1,891,205,129) $(1,933,335,709) $(42,130,580)

181
(1) All percentages shown in the Portfolio of Investments are based on net assets.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8) For fair value measurement disclosure purposes, investment classified as Level 3.
(9) Principal Amount (000) rounds to less than $1,000.
(10) Common Stock received as part of spin-off from WestRock Company.
(11) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12) Common Stock received as part of the bankruptcy settlement for Hodge, Lousiana, Combined Utility System Revenue Bonds, Smurfit-Stone
Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.
(13) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial
Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A,
4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy
Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial
Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A,
2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development
Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio
Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series
2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project,
Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution
Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development
Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio
Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B,
3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project,
Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy
Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19; Ohio Water Development Authority,
Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio
Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series
2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating
Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic
Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%,
12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor, Series 2006A, 2.550%, 11/01/41. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of
ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(14) On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement to meet AMR's unsecured bond obligations, the bondholders including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(15) Variable rate security. The rate shown is the coupon as of the end of the reporting period.

Nuveen High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
182
(16) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(17) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(18) Senior loan received as part of the bondholder funding agreement during March 2022 for Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1, 0.000%, 7/01/56, 144A.
(19) Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $920,972.
(20) The Fund may loan securities representing up to one third of the market value of its total assets (which includes collateral for securities on loan)
to broker dealers, banks, and other institutions. The collateral maintained by the Fund shall have a market value, at the inception of each loan, equal to not less than 100% of the market value of the loaned securities. The cash collateral received by the Fund is invested in this money market fund.
(21) The rate shown is the one-day yield as of the end of the reporting period.
(22) Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the
Statement of Assets and Liabilities, when applicable.
(23) The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.
(24) The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
IF Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the
Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR London Inter-Bank Offered Rate
N/A Not Applicable.
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

183
Nuveen Short Duration High Yield Municipal
Bond Fund
Portfolio of Investments March 31, 2023
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 105.3%
X
5,153,598,228 MUNICIPAL BONDS - 97.6%
X 5,153,598,228
Alabama - 3.5%
$ 2,445 Alabama Private Colleges and University Facilities Authority, Limited
Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%,
9/01/27, 144A
9/25 at 100.00 N/R   $ 2,458,007
23,140 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 3 Series 2018A, 3.660%, 12/01/48, (Mandatory Put 12/01/23)
(1-Month LIBOR*0.67% reference rate + 0.900% spread), (UB) (4),(5)
9/23 at 100.00 A2   23,111,769
50,000 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Project 7 Series 2022C-2, 5.031%, 2/01/53, (Mandatory Put 6/01/29)
(SOFR*0.67% reference rate + 2.150% spread), (UB) (4),(5)
3/29 at 100.00 A1   50,628,500
9,440 Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds,
Series 2022E, 5.000%, 5/01/53, (Mandatory Put 6/01/28)
No Opt. Call Aa2   9,987,331
1,645 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation
Proejcet, Green Series 2020, 6.375%, 11/01/50, (AMT), (Mandatory
Put 11/01/30)
No Opt. Call B1   1,815,521
5,625 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation
Proejcet, Series 2019, 5.750%, 10/01/49, (AMT)
10/29 at 100.00 B1   5,743,913
5,000 Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien
Series 2013C, 0.000%, 10/01/50 - AGM Insured (6)
10/23 at 105.00 BB+   5,128,000
MidCity Improvement District, Alabama, Special
Assessment Revenue Bonds, Series 2022:
300 3.875%, 11/01/27 No Opt. Call N/R   273,111
600 4.250%, 11/01/32 No Opt. Call N/R   512,148
1,250 4.500%, 11/01/42 11/32 at 100.00 N/R   1,001,250
1,950 Mobile Spring Hill College Educational Building Authority, Alabama,
Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%,
4/15/27
4/25 at 100.00 N/R   1,941,537
Montgomery Medical Clinic Board, Alabama, Health
Care Facility Revenue Bonds, Jackson Hospital & Clinic,
Series 2015:
5,955 5.000%, 3/01/33 3/26 at 100.00 Ba3   5,956,310
3,500 5.000%, 3/01/36 3/26 at 100.00 Ba3   3,363,570
50,000 Southeast Energy Authority, Alabama, Commodity Supply Revenue
Bonds, Project 3, Series 2022A-1, 2022A-2, 4.966%, 1/01/53,
(Mandatory Put 12/01/29) (SOFR*0.67% reference rate + 2.420%
spread), (UB) (4),(5)
9/29 at 100.00 N/R   51,623,000
Tuscaloosa County Industrial Development Authority,
Alabama, Gulf Opportunity Zone Bonds, Hunt Refining
Project, Refunding Series 2019A:
10,445 4.500%, 5/01/32, 144A 5/29 at 100.00 N/R   9,153,624
13,500 5.250%, 5/01/44, 144A 5/29 at 100.00 N/R   11,095,515
Total Alabama 183,793,106
Alaska - 0.0%
260 Northern Tobacco Securitization Corporation, Alaska, Tobacco
Settlement Asset-Backed Bonds, Senior Series 2021A Class 1,
4.000%, 6/01/41
6/31 at 100.00 A-   245,177
Total Alaska 245,177

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
184
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona - 3.2%
$ 11,625 Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner
Health Systems, Series 2007B, 3.995%, 1/01/37 (4)
5/23 at 100.00 AA-   $ 10,904,482
25,000 Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner
Health Systems, Series 2007B, 3.995%, 1/01/37, (UB)
5/23 at 100.00 AA-   23,450,500
Arizona Health Facilities Authority, Hospital Revenue
Bonds, Banner Health Systems, Tender Option Bond
Trust Series 2023-XF3088:
1,500 2.450%, 1/01/37, 144A, (IF) (4) 6/21 at 100.00 AA-   1,190,100
3,000 2.579%, 1/01/37, 144A, (IF) (4) 6/21 at 100.00 AA-   2,380,200
1,500 2.579%, 1/01/37, 144A, (IF) (4) 6/21 at 100.00 AA-   1,190,100
3,000 2.579%, 1/01/37, 144A, (IF) (4) 6/21 at 100.00 AA-   2,380,200
500 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%,
7/01/37, 144A
7/27 at 100.00 BB   489,000
735 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds,  Arizona Agribusiness and Equine Center, Inc. Project, Series
2017B, 4.000%, 3/01/27, 144A
No Opt. Call BB+   708,915
Arizona Industrial Development Authority, Arizona,
Education Revenue Bonds, Academies of Math &
Science Projects, Series 2018B:
500 4.500%, 7/01/24, 144A No Opt. Call BB+   499,550
1,000 5.000%, 7/01/29, 144A 1/27 at 100.00 BB+   1,013,530
500 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Academies of Math & Science Projects, Series 2019, 4.000%,
7/01/29, 144A
No Opt. Call BB+   481,485
140 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Academies of Math & Science Projects, Series 2022, 5.000%,
7/01/32, 144A
No Opt. Call BB+   142,453
Arizona Industrial Development Authority, Arizona,
Education Revenue Bonds, Leman Academy of
Excellence - Parker Colorado Campus Project, Series
2019A:
765 4.500%, 7/01/29, 144A 7/24 at 101.00 N/R   733,168
2,635 5.000%, 7/01/39, 144A 7/24 at 101.00 N/R   2,451,604
2,000 5.000%, 7/01/49, 144A 7/24 at 101.00 N/R   1,761,060
355 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Mater Academy of Nevada - Mountain Vista Campus Project,
Series 2018A, 4.750%, 12/15/28, 144A
12/26 at 100.00 BB   356,715
460 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A,
4.000%, 7/15/30, 144A
7/28 at 100.00 BB+   436,770
530 Arizona Industrial Development Authority, Arizona, Educationacility
Revenue Bonds, Somerset Academy of Las Vegas Aliante and Skye
Canyon Campus Projects, Series 2021A, 3.000%, 12/15/31, 144A
12/29 at 100.00 BB   453,918
1,360 Arizona Industrial Development Authority, Arizona, Educationevenue
Bonds, Pinecrest Academy of Nevada Horizon, Inspirada and St. Rose
Campus Projects, Series 2018A, 5.000%, 7/15/28, 144A
7/26 at 100.00 BB+   1,367,412
1,545 Arizona Industrial Development Authority, Arizona, Educationevenue
Bonds, Pinecrest Academy of Nevada Sloan Canyon Campus Project,
Series 2020A-2, 5.500%, 9/15/28, 144A
9/23 at 105.00 BB+   1,596,248
680 Arizona Industrial Development Authority, Arizona, Educationevenue
Bonds, Pinecrest Academy of Nevadaorizon, Inspirada and St. Rose
Campus Projects, Series 2018A, 5.750%, 7/15/38, 144A
7/26 at 100.00 BB+   695,606

185
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 30,885 Arizona Industrial Development Authority, Arizona, Hotel Revenue
Bonds, Provident Group Falcon Properties LLC, Project, Senior Series
2022A-1, 4.000%, 12/01/41, 144A
12/31 at 100.00 BB   $ 26,220,130
2,420 Arizona Industrial Development Authority, Education Facility Revenue
Bonds, Caurus Academy Project, Series 2018A, 5.850%, 6/01/29,
144A
6/28 at 100.00 N/R   2,479,411
1,510 Arizona Industrial Development Authority, Multifamily Housing Revenue
Bonds, Bridgewater Avondale Project, Series 2017, 4.750%, 1/01/28
7/25 at 101.00 N/R   1,333,979
850 Coconino County Industrial Development Authority, Arizona, Education
Revenue Bonds, Flagstaff Arts & Leadership Academy Project,
Refunding Series 2020, 4.750%, 7/01/30, 144A
7/28 at 100.00 N/R   774,248
220 Eastmark Community Facilities District 1, Mesa, Arizona, General
Obligation Bonds, Series 2014, 5.000%, 7/15/24, 144A
No Opt. Call N/R   222,596
650 Eastmark Community Facilities District 1, Mesa, Arizona, General
Obligation Bonds, Series 2015, 4.000%, 7/15/25, 144A
No Opt. Call N/R   647,725
221 Eastmark Community Facilities District 1, Mesa, Arizona, Special
Assessment Revenue Bonds, Assessment District 2, Series 2014,
4.375%, 7/01/25, 144A
7/24 at 100.00 N/R   218,783
250 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Arizona Autism Charter Schools Project, Social Series
2021A, 4.000%, 7/01/31, 144A
7/29 at 100.00 BB   228,507
1,600 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Benjamin Franklin Charter School Projects, Series
2018A, 4.800%, 7/01/28, 144A
No Opt. Call Ba1   1,609,856
Maricopa County Industrial Development Authority,
Arizona, Education Revenue Bonds, Legacy Traditional
Schools Projects, Series 2021A:
650 3.000%, 7/01/31, 144A No Opt. Call BB+   562,231
385 4.000%, 7/01/41, 144A 7/31 at 100.00 BB+   315,519
Maricopa County Industrial Development Authority,
Arizona, Educational Facilities Revenue Bonds, Ottawa
University Projects, Series 2020:
240 5.000%, 10/01/26, 144A No Opt. Call N/R   240,919
425 5.125%, 10/01/30, 144A 10/27 at 103.00 N/R   431,197
90 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%,
7/01/23, (ETM)
No Opt. Call N/R  (7) 90,666
Phoenix Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Legacy Traditional
Schools Project, Series 2014A:
550 5.750%, 7/01/24, 144A No Opt. Call Ba2   552,486
3,430 6.500%, 7/01/34, 144A 7/24 at 100.00 Ba2   3,508,273
1,360 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Legacy Traditional Schools Projects, Series 2015,
5.000%, 7/01/45, 144A
7/25 at 100.00 Ba2   1,229,603
1,085 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Northwest Christian School Project, Series 2020A,
5.000%, 9/01/45, 144A
9/30 at 100.00 Ba2   919,581
1,175 Phoenix Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 5.000%,
7/01/45
7/25 at 100.00 BBB-   1,189,887
3,735 Phoenix Industrial Development Authority, Arizona, Lease Revenue
Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%,
2/01/24
No Opt. Call B+   3,743,105

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
186
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 90 Pima County Industrial Development Authority, Arizona, Charter School
Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%,
5/01/24
No Opt. Call N/R   $ 90,816
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, American Leadership
Academy Project, Series 2019:
630 5.000%, 6/15/34, 144A 6/25 at 100.00 N/R   632,161
660 5.000%, 6/15/39, 144A 6/25 at 100.00 N/R   637,903
6,995 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Edkey Charter Schools Project, Refunding
Series 2020, 5.000%, 7/01/30, 144A
7/26 at 103.00 N/R   7,021,231
1,145 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016,
4.375%, 7/01/26
No Opt. Call BB-   1,130,756
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Edkey Charter
Schools Project, Series 2019:
755 5.125%, 7/01/30, 144A 7/26 at 103.00 N/R   760,013
1,870 5.500%, 7/01/40, 144A 7/26 at 103.00 N/R   1,867,906
Pima County Industrial Development Authority, Arizona,
Education Facility Revenue Bonds, Imagine East Mesa
Charter Schools Project, Series 2019:
130 3.250%, 7/01/24, 144A No Opt. Call N/R   128,206
370 5.000%, 7/01/29, 144A 7/26 at 100.00 N/R   372,608
425 5.000%, 7/01/34, 144A 7/26 at 100.00 N/R   424,966
575 5.000%, 7/01/39, 144A 7/26 at 100.00 N/R   553,898
165 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, LEAD Charter School Project, Series 2014,
6.250%, 3/01/24
No Opt. Call N/R   165,896
1,500 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Leading Edge Academy Maricopa Charter
School Project, Series 2013, 7.750%, 12/01/43
12/25 at 100.00 N/R   1,532,505
375 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series
2014A, 7.500%, 2/01/25
2/24 at 100.00 N/R   384,559
995 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, San Tan Montessori School Project, Series
2017, 6.125%, 2/01/28, 144A
No Opt. Call N/R   1,043,984
720 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Synergy Public Charter School Project, Series
2020, 5.000%, 6/15/35, 144A
6/28 at 100.00 N/R   699,458
2,855 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Synergy Public Charter School Project, Series
2020-1, 5.000%, 6/15/35, 144A
6/28 at 100.00 N/R   2,773,547
390 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, The Paideia Academies Project, 2019,
4.125%, 7/01/29
7/25 at 100.00 N/R   366,877
Pima County Industrial Development Authority, Arizona,
Education Revenue Bonds, Arizona Charter Schools
Refunding Project, Series 2016R:
3,600 4.000%, 7/01/26 No Opt. Call Baa3   3,590,640
5,405 5.000%, 7/01/31 7/26 at 100.00 Baa3   5,539,260
545 Pima County Industrial Development Authority, Arizona,
Educationevenue Bonds, Noah Webster Schools Mesa Project, Series
2015A, 4.000%, 12/15/24, 144A
No Opt. Call BB   538,989

187
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 100 Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds,
Citigroup Energy Inc Prepay Contract Obligations, Series 2007,
5.000%, 12/01/37
No Opt. Call BBB+   $ 104,426
534 Show Low Bluff Community Facilities District, Show Low, Arizona,
Special Assessment Bonds, Area One, Series 2007, 5.600%, 7/01/31,
144A
5/23 at 100.00 N/R   483,361
335 Southside Community Facilities District 1, Prescott Valley, Arizona,
Special Assessment Revenue Bonds, Series 2008, 7.250%, 7/01/32
5/23 at 100.00 N/R   265,005
Tempe Industrial Development Authority, Arizona,
Revenue Bonds, Mirabella at ASU Project, Series 2017A:
1,500 5.500%, 10/01/27, 144A No Opt. Call N/R   1,309,965
10 6.000%, 10/01/37, 144A 10/27 at 100.00 N/R   7,140
Tempe Industrial Development Authority, Arizona,
Revenue Bonds, Mirabella at ASU Project, Series 2017B:
25,090 4.700%, 10/01/24, 144A 5/23 at 100.00 N/R   23,667,146
12,000 5.350%, 10/01/25, 144A 5/23 at 100.00 N/R   11,068,800
280 Yavapai County Industrial Development Authority,  Arizona, Education
Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project,
Refunding Series 2015A, 3.900%, 9/01/24, 144A
No Opt. Call BB+   275,551
Total Arizona 168,639,291
Arkansas - 0.4%
13,310 Arkansas Development Finance Authority, Arkansas, Environmental
Improvement Revenue Bonds, United States Steel Corporation, Green
Series 2022, 5.450%, 9/01/52, (AMT), 144A
9/25 at 105.00 BB-   13,309,201
6,750 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49,
(AMT), 144A
9/26 at 103.00 BB-   6,066,293
4,500 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2020A, 4.750%,
9/01/49, (AMT), 144A
9/27 at 103.00 BB-   4,144,095
Total Arkansas 23,519,589
California - 6.5%
Antelope Valley Healthcare District, California, Revenue
Bonds, Series 2016A:
7,215 5.000%, 3/01/31 3/26 at 100.00 BBB   7,354,538
7,565 5.250%, 3/01/36 3/26 at 100.00 BBB   7,770,995
1,690 5.000%, 3/01/46 3/26 at 100.00 BBB   1,658,617
Azusa, California, Special Tax Bonds, Community
Facilities District 2005-1 Rosedale Improvement Area
2,Series 2019:
1,280 5.000%, 9/01/44 - AGM Insured 9/28 at 100.00 AA   1,378,112
1,925 5.000%, 9/01/49 - AGM Insured 9/28 at 100.00 AA   2,067,084
695 Blythe Redevelopment Agency Successor Agency, California, Tax
Allocation Bonds, Redevelopment Project 1, Refunding Series 2015,
5.000%, 5/01/25
No Opt. Call N/R   720,138
3,000 Brentwood Infrastructure Financing Authority, California, Infrastructure
Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%,
9/02/36
9/24 at 100.00 N/R   3,053,100
10,000 California Community Choice Financing Authority, Clean Energy Project
Revenue Bonds, Green SIFMA Index Rate Series 2021B-2, 4.420%,
2/01/52, (Mandatory Put 8/01/31) (SIFMA reference rate + 0.450%
spread) (5)
5/31 at 100.00 A1   9,347,200

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
188
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 50,000 California Community Choice Financing Authority, Clean Energy Project
Revenue Bonds, Green SIFMA Index Rate Series 2022A-1, 4.246%,
5/01/53, (Mandatory Put 8/01/28), (UB) (4)
5/28 at 100.00 A1   $ 50,668,000
5,000 California Community Housing Agency, California, Essential Housing
Revenue Bonds, K Street Flats, Series 2021A-2, 4.000%, 8/01/50,
144A
8/32 at 100.00 N/R   3,778,800
3,500 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Mira Vista Hills  Apartments, Series 2021A, 4.000%,
2/01/56, 144A
8/31 at 100.00 N/R   2,428,860
1,545 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Summit at Sausalito Apartments, Series 2021A-2,
4.000%, 2/01/50, 144A
8/32 at 100.00 N/R   1,170,569
California Enterprise Development Authority, Charter
School Revenue Bonds, Rocklin Academy Project,
Refunding Series 2021A:
250 4.000%, 6/01/36, 144A 6/31 at 100.00 BB+   220,995
630 4.000%, 6/01/51, 144A 6/31 at 100.00 BB+   484,149
California Health Facilities Financing Authority, Revenue
Bonds, Children's Hospital Los Angeles, Series 2017A:
385 5.000%, 8/15/30 8/27 at 100.00 Baa2   411,222
310 5.000%, 8/15/32 8/27 at 100.00 Baa2   330,581
225 4.000%, 8/15/34 8/27 at 100.00 Baa2   230,981
245 5.000%, 8/15/35 8/27 at 100.00 Baa2   258,649
3 California Housing Finance Agency, Municipal Certificate Revenue
Bonds, Class A Series 2021-1, 3.500%, 11/20/35
No Opt. Call BBB+   2,331
100 California Municipal Finance Authority Charter School Revenue Bonds,
Albert Einstein Academies Project, Series 2013A, 6.000%, 8/01/23,
(ETM)
No Opt. Call BB  (7) 101,031
315 California Municipal Finance Authority Charter School Revenue Bonds,
John Adams Academies, Inc. Project, Series 2015A, 4.500%, 10/01/25
5/23 at 102.00 BB   312,222
270 California Municipal Finance Authority Charter School Revenue Bonds,
River Charter Schools Project, Series 2018A, 4.500%, 6/01/28, 144A
6/26 at 100.00 BB   265,475
780 California Municipal Finance Authority,  Revenue Bonds, Creative
Center of Los Altos Project Pinewood & Oakwood Schools, Series
2016B, 4.000%, 11/01/26, 144A
No Opt. Call N/R   755,960
410 California Municipal Finance Authority, Charter School Lease Revenue
Bonds, Bella Mente Montessori Academy Project, Series 2018A,
5.000%, 6/01/28, 144A
No Opt. Call Ba1   407,946
California Municipal Finance Authority, Charter School
Lease Revenue Bonds, Nova Academy Project, Series
2016A:
1,065 4.000%, 6/15/26, 144A No Opt. Call BB   1,043,966
1,850 5.000%, 6/15/36, 144A 6/26 at 100.00 BB   1,850,925
250 California Municipal Finance Authority, Charter School Lease Revenue
Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25,
144A
No Opt. Call BB+   251,820
365 California Municipal Finance Authority, Charter School Revenue Bonds,
John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24
5/23 at 102.00 BB   362,084
California Municipal Finance Authority, Charter School
Revenue Bonds, Palmdale Aerospace Academy Project,
Series 2018A:
1,010 3.875%, 7/01/28, 144A No Opt. Call BB   957,662
1,800 5.000%, 7/01/49, 144A 7/28 at 100.00 BB   1,609,146

189
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 840 California Municipal Finance Authority, Education Revenue
Bonds,  American Heritage Foundation Project, Series 2016A, 5.000%,
6/01/36
6/26 at 100.00 BBB-   $ 858,740
220 California Municipal Finance Authority, Education Revenue Bonds,
STREAM Charter Schools Project, Series 2020A, 5.000%, 6/15/41,
144A
6/30 at 100.00 N/R   205,275
1,480 California Municipal Finance Authority, Mobile Home Park Revenue
Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.250%,
8/15/30
8/24 at 100.00 N/R   1,493,853
23,170 California Municipal Finance Authority, Multifamily Housing Revenue
Bonds, Pacific Oaks Senior Apartments, Series 2022A, 4.000%,
7/01/57, (Mandatory Put 7/01/32), 144A
7/29 at 103.00 N/R   21,968,635
175 California Municipal Finance Authority, Revenue Bonds, Community
Health Centers of the Central Coast, Inc., Series 2021A, 5.000%,
12/01/36, 144A
12/30 at 100.00 N/R   180,502
270 California Municipal Finance Authority, Revenue Bonds, Emerson
College, Series 2011, 5.000%, 1/01/28
5/23 at 100.00 Baa2   270,302
825 California Municipal Finance Authority, Revenue Bonds, Goodwill
Industries of Sacramento Valley & Northern Nevada Project, Series
2014A, 4.250%, 1/01/25
No Opt. Call N/R   798,881
California Municipal Finance Authority, Revenue Bonds,
NorthBay Healthcare Group, Series 2015:
200 5.000%, 11/01/23 No Opt. Call BBB-   201,664
300 5.000%, 11/01/24 No Opt. Call BBB-   306,783
350 5.000%, 11/01/27 11/24 at 100.00 BBB-   358,232
California Municipal Finance Authority, Revenue Bonds,
NorthBay Healthcare Group, Series 2017A:
1,425 5.000%, 11/01/28 11/26 at 100.00 BBB-   1,496,777
2,595 5.250%, 11/01/29 11/26 at 100.00 BBB-   2,743,797
1,990 5.000%, 11/01/30 11/26 at 100.00 BBB-   2,079,789
1,000 5.250%, 11/01/31 11/26 at 100.00 BBB-   1,052,860
8,375 5.250%, 11/01/36 11/26 at 100.00 BBB-   8,522,233
6,165 5.250%, 11/01/41 11/26 at 100.00 BBB-   6,242,309
1,000 California Municipal Finance Authority, Revenue Bonds, Simpson
University, Series 2020A, 6.000%, 10/01/50, 144A
10/27 at 103.00 N/R   1,010,790
2,000 California Municipal Finance Authority, Special Facility Revenue Bonds,
United Airlines, Inc. Los Angeles International Airport Project, Series
2019, 4.000%, 7/15/29, (AMT)
No Opt. Call BB-   1,942,500
1,100 California Pollution Contol Financing Authority, Solid Waste Disposal
Revenue Bonds, Aemerge Redpak Services Southern California, LLC
Project, Subordinate Series 2017, 8.000%, 12/01/27, (AMT), 144A (8)
No Opt. Call N/R   66,000
3,310 California Pollution Control Financing Authority, Solid Waste Disposal
Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016,
7.000%, 12/01/27, (AMT), 144A (8)
12/23 at 102.00 N/R   331,000
5,000 California Pollution Control Financing Authority, Water Furnishing
Revenue Bonds, Poseidon Resources Channelside LP Desalination
Project, Series 2012, 5.000%, 7/01/37, (AMT), 144A
7/23 at 100.00 Baa3   5,001,400
1,420 California Public Finance Authority, Charter School Lease Revenue
Bonds, California Crosspoint Academy Project, Series 2020A, 4.250%,
7/01/30, 144A
7/28 at 100.00 N/R   1,291,234
540 California Public Finance Authority, Charter School Lease Revenue
Bonds, Multicultural Learning Center Project, Series 2017A, 5.250%,
6/15/27
No Opt. Call N/R   541,879

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
190
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 2,010 California Public Finance Authority, University Housing Revenue Bonds,
National Campus Community Development - Claremont Properties
LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32,
144A
7/27 at 100.00 Caa2   $ 1,950,765
1,135 California School Finance Authority Charter School Revenue Bonds,
California, ACE Charter Schools, Obligated Group, Series 2016A,
4.500%, 6/01/29, 144A
6/26 at 100.00 N/R   1,105,161
1,000 California School Finance Authority Charter School Revenue Bonds,
Ednovate Obligated Group, Series 2018, 5.000%, 6/01/37, 144A
6/27 at 100.00 N/R   976,140
California School Finance Authority Charter School
Revenue Bonds, John Adams Academy Obligated
Group, Series 2022A:
875 4.500%, 7/01/32, 144A 7/30 at 102.00 BB   829,202
2,125 5.000%, 7/01/42, 144A 7/30 at 102.00 BB   1,971,065
1,670 California School Finance Authority Charter, School Revenue Bonds,
Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%,
3/01/28, 144A
6/25 at 100.00 N/R   1,631,607
980 California School Finance Authority, California, Charter School Revenue
Bonds, Encore Education Obligated Group, Series 2016A, 5.000%,
6/01/26, 144A
No Opt. Call N/R   945,014
180 California School Finance Authority, California, Charter School Revenue
Bonds, Encore Education, Series 2022, 8.000%, 7/01/30, 144A
5/23 at 100.00 N/R   180,018
California School Finance Authority, California, Charter
School Revenue Bonds, TEACH Public Schools
Obligated Group, Series 2019A:
290 5.000%, 6/01/29, 144A 6/26 at 100.00 N/R   293,866
750 5.000%, 6/01/39, 144A 6/26 at 100.00 N/R   745,020
1,010 California School Finance Authority, Charter School Revenue Bonds,
Aspire Public School - Obligated Group,Issue No.6, Series 2020A,
5.000%, 8/01/42, 144A
8/28 at 100.00 BBB   1,025,988
760 California School Finance Authority, Charter School Revenue Bonds,
CIty Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26,
144A
No Opt. Call N/R   763,055
California School Finance Authority, Charter School
Revenue Bonds, Classical Academies Project, Series
2017A:
2,000 4.000%, 10/01/27, 144A No Opt. Call BBB-   2,022,760
2,155 5.000%, 10/01/32, 144A 10/27 at 100.00 BBB-   2,275,852
California School Finance Authority, Charter School
Revenue Bonds, Downtown College Prep - Obligated
Group, Series 2016:
745 4.000%, 6/01/26, 144A No Opt. Call N/R   726,621
1,000 4.500%, 6/01/31, 144A 6/26 at 100.00 N/R   970,680
755 California School Finance Authority, Charter School Revenue Bonds,
Escuela Popular Charter School, Series 2017, 5.500%, 7/01/27, 144A
No Opt. Call N/R   749,307
6,865 California School Finance Authority, Charter School Revenue Bonds,
Obligated Group, Series 2021A, 4.000%, 6/01/41, 144A
6/27 at 100.00 N/R   5,528,247
630 California School Finance Authority, Charter School Revenue Bonds,
Rocketship Education Obligated Group, Series 2016A, 5.000%,
6/01/26, 144A
6/25 at 100.00 N/R   633,150
California School Finance Authority, Charter School
Revenue Bonds, Rocketship Education Obligated Group,
Series 2017A:
630 4.500%, 6/01/27, 144A 6/26 at 100.00 N/R   618,496
975 5.000%, 6/01/34, 144A 6/26 at 100.00 N/R   952,926

191
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 315 California School Finance Authority, Charter School Revenue Bonds,
Rocketship Public Schools Obligated Group, Series 2017G, 5.000%,
6/01/30, 144A
6/27 at 100.00 N/R   $ 316,739
California School Finance Authority, Charter School
Revenue Bonds, Santa Clarita Valley International School
Project, Series 2021A:
260 4.000%, 6/01/31 No Opt. Call N/R   246,418
100 4.000%, 6/01/41 6/31 at 100.00 N/R   83,613
California School Finance Authority, Charter School
Revenue Bonds, Social Bonds  iLead Lancaster Project,
Series 2021A:
250 4.000%, 6/01/31, 144A 6/29 at 100.00 N/R   232,135
435 5.000%, 6/01/41, 144A 6/29 at 100.00 N/R   412,097
1,465 California School Finance Authority, Charter School Revenue Bonds,
Valley International Preparatory High School Project, Series 2022A,
5.000%, 3/01/37, 144A
3/31 at 100.00 N/R   1,268,133
315 California School Finance Authority, Educational Facilities Revenue
Bonds, New Designs Charter School Project, Series 2014A, 4.750%,
6/01/24, 144A
No Opt. Call BB+   315,491
575 California School Finance Authority, Educational Facility Revenue
Bonds, Partnerships to Uplift Communities Valley Project, Series 2014,
5.350%, 8/01/24, (Pre-refunded 2/01/24), 144A
2/24 at 100.00 BB+  (7) 583,510
175 California School finance Authority, School Facility Revenue
Bonds,  ICEF - View Park Elementary and Middle Schools, Series
2014A, 4.750%, 10/01/24
No Opt. Call BB   175,527
280 California School Finance Authority, School Facility Revenue Bonds, Alta
Public Schools Project, Series 2014A, 5.750%, 11/01/24, 144A
No Opt. Call N/R   282,965
California School Finance Authority, School Facility
Revenue Bonds, Granada Hills Charter High School
Obligated Group, Series 2021A:
315 4.000%, 7/01/29, 144A 7/28 at 100.00 BBB   318,666
465 4.000%, 7/01/38, 144A 7/28 at 100.00 BBB   432,878
250 California School Finance Authority, School Facility Revenue Bonds,
KIPP LA Projects, Series 2014A, 4.125%, 7/01/24, 144A
No Opt. Call BBB   251,150
180 California School Finance Authority, School Facility Revenue Bonds,
Value Schools, Series 2013, 5.900%, 7/01/23
No Opt. Call BBB-   180,594
145 California Statewide Communities Development Authority Revenue
Bonds, California Baptist University, Refunding Series 2017A, 5.000%,
11/01/32, 144A
11/27 at 100.00 N/R   148,745
700 California Statewide Communities Development Authority, California,
Revenue Bonds, Loma Linda University Medical Center, Series 2014A,
5.250%, 12/01/34
12/24 at 100.00 BB   716,065
1,735 California Statewide Communities Development Authority, California,
Revenue Bonds, Loma Linda University Medical Center, Series 2016A,
5.000%, 12/01/26, 144A
6/26 at 100.00 BB   1,805,458
850 California Statewide Communities Development Authority, College
Housing Revenue Bonds, National Campus Community Development
- Hooper Street LLC Project, Series 2019, 5.000%, 7/01/29, 144A
No Opt. Call B   846,779
425 California Statewide Communities Development Authority, Revenue
Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%,
11/01/24, 144A
No Opt. Call N/R   420,181
445 California Statewide Communities Development Authority, Special Tax
Bonds, Community Facilities District 2015-2 Rio Bravo, Series 2015A,
4.375%, 9/01/25
No Opt. Call N/R   449,526

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
192
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
California Statewide Communities Development
Authority, Statewide Community Infrastructure Program
Revenue Bonds, Refunding Series 2015R-1:
$ 1,005 5.000%, 9/02/25 No Opt. Call N/R   $ 1,047,130
1,045 5.000%, 9/02/26 9/25 at 100.00 N/R   1,091,816
California Statewide Communities Development
Authority, Statewide Community Infrastructure Program
Revenue Bonds, Series 2018A:
3,265 4.000%, 9/02/28 No Opt. Call N/R   3,335,067
2,150 5.000%, 9/02/38 9/28 at 100.00 N/R   2,251,824
3,575 California Statewide Communities Development Authority, Statewide
Community Infrastructure Program Revenue Bonds, Series 2018B,
4.000%, 9/02/28
No Opt. Call N/R   3,640,279
California Statewide Community Development Authority,
Revenue Bonds, Daughters of Charity Health System,
Series 2005A:
49 5.750%, 7/01/24 (8),(9) 1/22 at 100.00 N/R   48,487
107 5.750%, 7/01/30 (8),(9) 1/22 at 100.00 N/R   107,446
7 5.750%, 7/01/35 (8),(9) 1/22 at 100.00 N/R   7,410
19 California Statewide Community Development Authority, Revenue
Bonds, Daughters of Charity Health System, Series 2005G, 5.500%,
7/01/24 (8),(9)
1/22 at 100.00 N/R   19,331
40 California Statewide Community Development Authority, Revenue
Bonds, Daughters of Charity Health System, Series 2005H, 5.250%,
7/01/25 (8),(9)
1/22 at 100.00 N/R   39,547
2,000 CMFA Special Finance Agency I, California, Essential Housing Revenue
Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56, 144A
4/31 at 100.00 N/R   1,511,240
500 Compton Public Finance Authority, California, Lease Revenue Bonds,
Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 -
AMBAC Insured
5/23 at 100.00 N/R   500,245
500 Corona-Norco Unified School District Public Financing Authority,
California, Special Tax Revenue Bonds, Refunding Junior Lien Series
2013B, 5.000%, 9/01/35, (Pre-refunded 9/01/23)
9/23 at 100.00 N/R  (7) 504,840
2,060 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Acacia on Santa Rosa Creek, Mezzanine
Lien Series 2021B, 4.000%, 10/01/46, 144A
10/31 at 100.00 N/R   1,574,479
5,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Altana Glendale, Series 2021A-1, 3.500%,
10/01/46, 144A
10/31 at 100.00 N/R   3,771,200
2,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Oceanaire-Long Beach, Social Series
2021A-2, 4.000%, 9/01/56, 144A
9/31 at 100.00 N/R   1,521,140
2,500 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Vineyard Gardens Apartments, Senior Lien
Series 2021A, 3.250%, 10/01/58, 144A
4/32 at 100.00 N/R   1,705,375
605 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Waterscape Apartments, Mezzanine Lien
Series 2021B, 4.000%, 9/01/46, 144A
9/31 at 100.00 N/R   488,356
2,885 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Wood Creek Apartments, Senior Lien Series
2021A-1, 3.000%, 12/01/49
6/32 at 100.00 N/R   1,937,076
Fairfield, California, Special Tax Bonds, Community
Facilities District 2016-1 Improvement Area C Villages of
Fairfield, Series 2021A:
545 4.000%, 9/01/36 9/31 at 100.00 N/R   539,544

193
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 1,145 4.000%, 9/01/41 9/31 at 100.00 N/R   $ 1,077,617
540 Fontana, California, Special Tax Bonds, Sierra Hills South Community
Facilities District 22, Refunding Series 2014, 5.000%, 9/01/23
No Opt. Call N/R   542,543
740 Golden State Tobacco Securitization Corporation, California, Tobacco
Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/35,
(Pre-refunded 6/01/28)
6/28 at 100.00 N/R  (7) 845,850
Hesperia, California, Special Tax Bonds, Community
Facilities District 2005-1 Belgate Development
Restructuring Series 2014:
200 5.000%, 9/01/23 No Opt. Call N/R   201,380
250 5.000%, 9/01/24 No Opt. Call N/R   255,770
320 5.000%, 9/01/25 9/24 at 100.00 N/R   327,639
195 5.000%, 9/01/26 9/24 at 100.00 N/R   200,177
1,735 Independent Cities Finance Authority, California, Mobile Home Park
Revenue Bonds, Palomar Estates West, Refunding Series 2015,
5.000%, 9/15/25
No Opt. Call N/R   1,749,001
2,175 Kaweah Delta Health Care District, California, Revenue Bonds, Series
2015B, 5.000%, 6/01/40
6/25 at 100.00 Ba1   1,861,126
Lake Elsinore Public Financing Authority, California, Local
Agency Revenue Bonds, Canyon Hills Improvement Area
A & C, Series 2014C:
500 5.000%, 9/01/23 No Opt. Call N/R   503,555
595 5.000%, 9/01/24 No Opt. Call N/R   609,066
2,315 Lake Elsinore Public Financing Authority, California, Local Agency
Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35
9/25 at 100.00 N/R   2,400,771
985 Lathrop, California, Limited Obligation Improvement Bonds, Crossroads
Assessment District, Series 2015, 4.000%, 9/02/25
No Opt. Call N/R   993,067
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1 Central Lathrop Specific Plan
Improvement Areas 1, Series 2019:
50 3.900%, 9/01/23 No Opt. Call N/R   49,727
70 4.100%, 9/01/24 No Opt. Call N/R   69,275
85 4.200%, 9/01/25 No Opt. Call N/R   83,964
105 4.350%, 9/01/26 No Opt. Call N/R   103,470
125 4.400%, 9/01/27 9/26 at 103.00 N/R   123,646
145 4.500%, 9/01/28 9/26 at 103.00 N/R   143,966
1,120 5.100%, 9/01/33 9/26 at 103.00 N/R   1,123,080
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1 Central Lathrop Specific Plan
Improvement Areas 2, Series 2019:
35 3.900%, 9/01/23 No Opt. Call N/R   34,788
45 4.100%, 9/01/24 No Opt. Call N/R   44,534
55 4.200%, 9/01/25 No Opt. Call N/R   54,366
65 4.350%, 9/01/26 No Opt. Call N/R   64,294
80 4.400%, 9/01/27 9/26 at 103.00 N/R   79,134
95 4.500%, 9/01/28 9/26 at 103.00 N/R   93,876
695 5.100%, 9/01/33 9/26 at 103.00 N/R   696,911
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1 Central Lathrop Specific Plan
Improvement Areas 3, Series 2019:
65 3.900%, 9/01/23 No Opt. Call N/R   64,637
85 4.100%, 9/01/24 No Opt. Call N/R   84,131
110 4.200%, 9/01/25 No Opt. Call N/R   108,438
130 4.350%, 9/01/26 No Opt. Call N/R   128,548
155 4.400%, 9/01/27 9/26 at 103.00 N/R   153,382
180 4.500%, 9/01/28 9/26 at 103.00 N/R   178,547

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
194
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 1,390 5.100%, 9/01/33 9/26 at 103.00 N/R   $ 1,395,338
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1 Central Lathrop Specific Plan
Improvement Areas 5, Series 2019:
10 4.150%, 9/01/23 No Opt. Call N/R   9,967
20 4.350%, 9/01/24 No Opt. Call N/R   19,791
25 4.450%, 9/01/25 No Opt. Call N/R   24,691
30 4.600%, 9/01/26 No Opt. Call N/R   29,537
35 4.650%, 9/01/27 9/26 at 103.00 N/R   34,582
45 4.750%, 9/01/28 9/26 at 103.00 N/R   44,618
335 5.350%, 9/01/33 9/26 at 103.00 N/R   334,762
1,880 5.850%, 9/01/49 9/26 at 103.00 N/R   1,801,980
Lathrop, California, Special Tax Bonds, Community
Facilities District 2018-1, Central Lathrop Specific Plan
Improvement Areas 4, Series 2019:
20 3.900%, 9/01/23 No Opt. Call N/R   19,884
30 4.100%, 9/01/24 No Opt. Call N/R   29,689
40 4.200%, 9/01/25 No Opt. Call N/R   39,432
45 4.350%, 9/01/26 No Opt. Call N/R   44,344
55 4.400%, 9/01/27 9/26 at 103.00 N/R   54,404
65 4.500%, 9/01/28 9/26 at 103.00 N/R   64,537
495 5.100%, 9/01/33 9/26 at 103.00 N/R   496,361
105 Long Beach Bond Finance Authority, California, Natural Gas Purchase
Revenue Bonds, Series 2007A, 5.500%, 11/15/37
No Opt. Call A-   116,766
2,125 Long Beach Bond Finance Authority, California, Natural Gas Purchase
Revenue Bonds, Series 2007B, 4.709%, 11/15/27 (3-Month
LIBOR*0.67% reference rate + 1.450% spread) (5)
No Opt. Call A-   2,112,675
Los Angeles County Community Facilities District
2021-01, California, Special Tax Bond, Valencia-Facilities
Improvement Area 1, Series 2022:
1,260 5.000%, 9/01/42 9/29 at 103.00 N/R   1,302,034
1,000 5.000%, 9/01/47 9/29 at 103.00 N/R   1,019,790
1,055 Merced Redevelopment Agency, California, Tax Allocation Bonds,
Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/23 -
AMBAC Insured
No Opt. Call N/R   1,032,128
37,370 Modesto Irrigation District Financing Authority, California, Domestic
Water Project Revenue Bonds, Index Rate Series 2007, 3.955%,
9/01/37 - NPFG Insured (3-Month LIBOR*0.67% reference rate +
0.630% spread) (5)
5/23 at 100.00 Baa2   36,124,832
Moorpark, California, Special Tax Bonds, Community
Facilities District 2004-1, Refunding Junior Lien Series
2014B:
110 4.750%, 9/01/23 No Opt. Call N/R   110,577
640 5.200%, 9/01/28 9/24 at 100.00 N/R   659,706
ndio, California, Special Tax Bonds, Community Facilities
District 2004-3 Terra Lago, Improvement Area 1, Series
2015:
490 5.000%, 9/01/23 No Opt. Call N/R   493,484
625 5.000%, 9/01/24 No Opt. Call N/R   639,775
385 5.000%, 9/01/25 No Opt. Call N/R   401,474
690 5.000%, 9/01/26 9/25 at 100.00 N/R   721,202
720 5.000%, 9/01/27 9/25 at 100.00 N/R   752,278
755 5.000%, 9/01/28 9/25 at 100.00 N/R   788,914
1,000 Northern Inyo County Local Hospital District, Inyo County, California,
Revenue Bonds, Series 2013, 5.000%, 12/01/29, (Pre-refunded
12/01/23)
12/23 at 100.00 B+  (7) 1,014,930

195
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
Orange County, California, Special Tax Bonds,
Community Facilities District 2015-1 Esencia Village,
Series 2015A:
$ 665 5.000%, 8/15/25 No Opt. Call N/R   $ 691,913
745 5.000%, 8/15/27 8/25 at 100.00 N/R   777,087
Palm Desert, California, Special Tax Bonds, Community
Facilities District 2021-1 University Park, Series 2021:
100 3.000%, 9/01/31 9/28 at 103.00 N/R   93,912
110 4.000%, 9/01/41 9/28 at 103.00 N/R   103,132
Perris Joint Powers Authority, California, Local Agency
Revenue Bonds, Community Facilities District 2001-1
May Farms Improvement Area 6 &7, Refunding Series
2014E:
465 4.000%, 9/01/23 No Opt. Call N/R   466,023
480 4.000%, 9/01/24 No Opt. Call N/R   483,408
500 5.000%, 9/01/25 9/24 at 100.00 N/R   513,190
525 5.000%, 9/01/26 9/24 at 100.00 N/R   539,595
1,685 Perris, California, Special Tax Bonds, Community Facilities District 2001-
2, Refunding Series 2014A, 4.375%, 9/01/24
9/23 at 100.00 N/R   1,691,538
100 Poway Unified School District, San Diego County, California, Special Tax
Bonds, Community Facilities District 15 Del Sur East Improvement
Area C, Series 2016, 5.000%, 9/01/26
No Opt. Call N/R   106,040
700 Rancho Cordova, California, Special Tax Bonds, Community Facilities
District 2018-1 Grantline 208, Series 2021B, 4.000%, 9/01/41
9/26 at 103.00 N/R   655,459
500 Richmond Community Development Agency Successor Agency,
California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%,
9/01/25 - BAM Insured
9/24 at 100.00 AA   516,055
345 Riverside County Redevelopment Agency Successor Agency, California,
Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 -
AGM Insured
10/24 at 100.00 AA   358,603
Riverside County, California, Special Tax Bonds,
Community Facilities District 03-1 Newport Road, Series
2014:
500 4.125%, 9/01/23 No Opt. Call N/R   501,470
500 4.250%, 9/01/24 No Opt. Call N/R   505,460
750 5.000%, 9/01/25 9/24 at 100.00 N/R   769,680
Romoland School District, California, Special Tax Bonds,
Community Facilities District 2004-1 Heritage Lake
Improvement Area 1 & 2, Refunding Series 2015:
1,515 5.000%, 9/01/25 No Opt. Call N/R   1,576,978
1,655 5.000%, 9/01/26 9/25 at 100.00 N/R   1,727,092
805 5.000%, 9/01/27 9/25 at 100.00 N/R   840,702
Roseville, California, Special Tax Bonds, Community
Facilities District 1 Creekview Improvement Area 1,
Series 2021:
1,000 4.000%, 9/01/36 9/28 at 103.00 N/R   988,970
500 4.000%, 9/01/41 9/28 at 103.00 N/R   468,780
1,000 4.000%, 9/01/46 9/28 at 103.00 N/R   898,800
Roseville, California, Special Tax Bonds, Community
Facilities District 1 Hewlett Parkard Campus Oaks, Series
2016:
715 4.000%, 9/01/26 No Opt. Call N/R   736,178
310 5.000%, 9/01/31 9/26 at 100.00 N/R   326,393
1,000 Roseville, California, Special Tax Bonds, Community Facilities District 1
Westpark, Refunding Series 2015, 5.000%, 9/01/27
9/25 at 100.00 N/R   1,046,960

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
196
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
San Bernardino County, California, Special Tax Bonds,
Community Facilities District 2002-1 Kaiser Commerce
Center, Refunding Series 2014:
$ 400 5.000%, 9/01/23 No Opt. Call N/R   $ 402,876
655 5.000%, 9/01/26 9/24 at 100.00 N/R   672,849
San Clemente, California, Special Tax Revenue Bonds,
Community Facilities District 2006-1 Marblehead
Coastal, Series 2015:
175 4.000%, 9/01/23 No Opt. Call N/R   175,385
90 5.000%, 9/01/24 No Opt. Call N/R   92,152
465 5.000%, 9/01/25 No Opt. Call N/R   484,897
290 5.000%, 9/01/26 9/25 at 100.00 N/R   303,250
470 5.000%, 9/01/27 9/25 at 100.00 N/R   490,624
475 5.000%, 9/01/29 9/25 at 100.00 N/R   495,054
San Francisco City and County Infrastructure and
Revitalization Financing District 1 Treasure Island,
California, Tax Increment Revenue Bonds, Facilities
Increment Series 2022A:
360 5.000%, 9/01/27, 144A No Opt. Call N/R   378,209
400 5.000%, 9/01/32, 144A No Opt. Call N/R   435,596
385 5.000%, 9/01/37, 144A 9/32 at 100.00 N/R   398,344
San Francisco City and County Redevelopment Agency
Successor Agency, California, Tax Allocation Bonds,
Mission Bay South Redevelopment Project, Series
2014A:
360 5.000%, 8/01/23 No Opt. Call A-   362,675
400 5.000%, 8/01/24 No Opt. Call A-   411,428
350 5.000%, 8/01/25 8/24 at 100.00 A-   361,214
1,255 San Francisco City and County, California, Special Tax Bonds,
Community Facilities District 2016-1 Treasure Island Improvement
Area 2, Series 2022A, 4.000%, 9/01/32, 144A
9/28 at 103.00 N/R   1,279,008
1,255 San Jacinto, California, Special Tax Bonds, Community Facilities District
2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/30
9/26 at 100.00 N/R   1,318,227
12,605 Southern California Public Power Authority, Natural Gas Project
1 Revenue Bonds, Series 2007A, 4.695%, 11/01/38 (3-Month
LIBOR*0.67% reference rate + 1.470% spread) (5)
No Opt. Call BBB+   11,294,080
105 Temecula Public Financing Authority, California, Special Tax Bonds,
Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27,
144A
No Opt. Call N/R   111,306
1,310 Three Rivers Levee Improvement Authority, California, Special Tax
Revenue Bonds, Community Facilities District 2006-1, Refunding
Series 2021A, 4.000%, 9/01/46
9/28 at 103.00 N/R   1,108,208
1,120 Tracy, California, Special Tax Bonds, Community Facilities District 2016-
1 Tracy Hills,  Improvement Area 1, Series 2019, 5.000%, 9/01/49
9/25 at 103.00 N/R   1,142,803
Tracy, California, Special Tax Bonds, Community Facilities
District 2016-2,  Improvement Area 2, Series 2021:
375 4.000%, 9/01/36 9/28 at 103.00 N/R   371,629
550 4.000%, 9/01/41 9/28 at 103.00 N/R   516,318
800 4.000%, 9/01/46 9/28 at 103.00 N/R   725,368
Tustin, California,Special Tax Bonds, Community Facilities
District 14-1 Tustin Legacy/Standard Pacific, Refunding
Series 2015A:
250 5.000%, 9/01/26 9/25 at 100.00 N/R   260,477
225 5.000%, 9/01/28 9/25 at 100.00 N/R   234,151

197
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
Vernon, California, Electric System Revenue Bonds,
Series 2021A:
$ 1,500 5.000%, 4/01/26 No Opt. Call BBB+   $ 1,581,435
2,000 5.000%, 10/01/26 No Opt. Call BBB+   2,127,320
1,750 5.000%, 4/01/27 No Opt. Call BBB+   1,873,183
2,700 5.000%, 10/01/27 No Opt. Call BBB+   2,913,273
1,310 5.000%, 4/01/28 No Opt. Call BBB+   1,422,162
320 Vernon, California, Electric System Revenue Bonds, Series 2022A,
5.000%, 8/01/23
No Opt. Call BBB+   321,821
175 West Patterson Financing Authority, California, Special Tax Bonds,
Community Facilities District 2015-1 Arambel-KDN, Refunding Series
2015, 5.000%, 9/01/25
No Opt. Call N/R   179,690
William S. Hart Union High School District, Los Angeles
County, California, Special Tax Bonds, Community
Facilities District 2015-1, Series 2017:
400 5.000%, 9/01/28 9/26 at 100.00 N/R   422,932
350 5.000%, 9/01/30 9/26 at 100.00 N/R   367,864
Total California 341,446,019
Colorado - 6.9%
2,365 Aerotropolis Regional Transportation Authority, Colorado, Special
Revenue Bonds, Series 2019, 5.000%, 12/01/51
12/24 at 102.00 N/R   2,071,125
6,330 Aerotropolis Regional Transportation Authority, Colorado, Special
Revenue Bonds, Series 2021, 4.250%, 12/01/41
12/26 at 103.00 N/R   5,118,755
490 Alpine Mountain Ranch Metropolitan District, Routt County, Colorado,
Special Assessment Revenue Bonds, Special Improvement District 2,
Series 2021, 4.000%, 12/01/40
9/26 at 103.00 N/R   378,724
2,655 Arista Metropolitan District, Broomfield County, Colorado, General
Obligation Limited Tax Bonds, Refunding & Improvement Convertible
to Unlimited Tax Series 2018A, 4.375%, 12/01/28
12/23 at 103.00 N/R   2,559,685
410 Arkansas River Power Authority, Colorado, Power Revenue Bonds,
Series 2006, 5.875%, 10/01/26 - SYNCORA GTY Insured, (ETM)
No Opt. Call BBB  (7) 433,706
2,605 Aurora Highlands Community Authority Board, Adams County,
Colorado, Special Tax Revenue Bonds, Refunding & Improvement
Series 2021A, 5.750%, 12/01/51
12/28 at 103.00 N/R   2,352,810
Aviation Station North Metropolitan District 2, Denver
County, Colorado, Limited Tax General Obligation
Bonds, Refunding & Improvement Series 2019A:
1,033 4.000%, 12/01/29 9/24 at 103.00 N/R   970,018
2,850 5.000%, 12/01/48 9/24 at 103.00 N/R   2,531,712
500 Base Village Metropolitan District 2, Colorado, General Obligation
Bonds, Refunding Series 2016A, 5.750%, 12/01/46
5/23 at 102.00 N/R   501,260
Berthoud-Heritage Metropolitan District 10, Larimer
County, Colorado, Limited Tax General Obligation
Bonds, Senior Series 2022A:
525 4.250%, 12/01/31 12/26 at 103.00 N/R   470,521
1,565 4.500%, 12/01/41 12/26 at 103.00 N/R   1,276,101
1,500 Bradley Heights Metropolitan District 2, Colorado Springs, El Paso
County, Colorado, General Obligation Limited Tax Bonds, Series
2021A-3, 4.750%, 12/01/51
9/26 at 103.00 N/R   1,129,230
434 Brighton Crossing Metropolitan District 4, Colorado, General
Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series
2017A, 4.000%, 12/01/27
5/23 at 103.00 N/R   419,543

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
198
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 825 Broadway Park North Metropolitan District 2, Denver, Colorado, Limited
Tax General Obligation Bonds, Refunding & Improvement Series
2020, 5.000%, 12/01/40, 144A
12/25 at 103.00 N/R   $ 788,552
Broadway Station Metropolitan District 2, Denver City
and County, Colorado, General Obligation Limited Tax
Bonds, Convertible to Unlimited Series 2019A:
4,387 5.000%, 12/01/35 6/24 at 103.00 N/R   3,244,318
13,625 5.125%, 12/01/48 6/24 at 103.00 N/R   10,084,135
Broadway Station Metropolitan District 3, Denver City
and County, Colorado, General Obligation Limited Tax
Bonds, Convertible to Unlimited Series 2019A:
6,157 5.000%, 12/01/39 6/24 at 103.00 N/R   5,151,069
17,050 5.000%, 12/01/49 6/24 at 103.00 N/R   12,392,793
2,100 Canyons Metropolitan District 5, Douglas County, Colorado, Limited
Tax General Obligation and Special Revenue Bonds, Refunding &
Improvement Series 2017A, 6.000%, 12/01/37
5/23 at 103.00 N/R   2,055,774
340 Cathedral Pines Metropolitan District, El Paso County, Colorado,
General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26
No Opt. Call Baa3   341,754
6,135 Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue
Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29,
144A
5/23 at 103.00 N/R   6,075,429
1,055 Clear Creek Transit Metropolitan District 2, Adams County, Colorado,
Revenue Supported Limited Tax General Obligation Bonds, Series
2021A, 4.000%, 12/01/31
12/26 at 103.00 N/R   945,808
275 Colorado Educational and Cultural Facilities Authority, Charter School
Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility
Project, Series 2013, 5.000%, 6/01/23
No Opt. Call A+   275,753
1,795 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds World Compass Academy Project, Series 2017,
4.625%, 10/01/27
No Opt. Call N/R   1,716,720
250 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%,
7/01/26, 144A
7/25 at 100.00 BB   245,193
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds, Belle Creek Charter
School, Series 2022A:
845 5.000%, 3/15/32, 144A No Opt. Call Ba2   824,154
1,935 5.125%, 3/15/42, 144A 3/32 at 100.00 Ba2   1,841,443
250 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Belle Creek Charter School, Taxable Series 2022B,
5.250%, 3/15/26, 144A
No Opt. Call Ba2   244,450
500 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Liberty Common Charter School, Series 2014A,
5.000%, 1/15/29
1/24 at 100.00 A+   507,065
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds, Skyview Academy
Project, Series 2014:
150 4.125%, 7/01/24, 144A No Opt. Call BB   149,283
500 5.125%, 7/01/34, 144A 7/24 at 100.00 BB   500,405
600 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds, Union Colony School Project, Series 2018, 5.000%,
4/01/38
4/28 at 100.00 Aa3   624,240

199
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Colorado Educational and Cultural Facilities Authority,
Revenue Bonds, Rocky Mountain Classical Academy
Project, Refunding Series 2019:
$ 2,005 5.000%, 10/01/29, 144A 10/27 at 100.00 Ba1   $ 2,050,253
2,270 5.000%, 10/01/39, 144A 10/27 at 100.00 Ba1   2,188,461
3,520 5.000%, 10/01/49, 144A 10/27 at 100.00 Ba1   3,230,128
220 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
American Baptist Homes of the Midwest Obligated Group, Series
2013, 6.375%, 8/01/24
No Opt. Call N/R   219,740
575 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
American Baptist Homes Project, Series 2016, 5.000%, 2/01/27, 144A
2/26 at 100.00 N/R   546,520
Colorado Health Facilities Authority, Colorado,
Revenue Bonds, Frasier Meadows Project, Refunding &
Improvement Series 2017A:
400 5.000%, 5/15/27 No Opt. Call BBB-   398,068
250 5.250%, 5/15/28 5/27 at 100.00 BBB-   250,167
2,275 5.250%, 5/15/30 5/27 at 100.00 BBB-   2,257,551
550 5.250%, 5/15/32 5/27 at 100.00 BBB-   540,980
900 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier
Project, Refunding Bonds Series 2023A. Forward Delivery, 4.000%,
5/15/48
5/28 at 103.00 BBB-   650,412
Colorado Health Facilities Authority, Colorado, Revenue
Bonds, Sunny Vista Living Center Project, Refunding &
Improvement Series 2015A:
475 5.000%, 12/01/25, 144A No Opt. Call N/R   432,098
750 5.500%, 12/01/30, 144A 12/25 at 100.00 N/R   605,100
500 Colorado International Center Metropolitan District 14, Denver,
Colorado, Limited Tax General Obligation Bonds, Refunding &
Improvement Series 2018, 5.625%, 12/01/32
12/23 at 103.00 N/R   497,890
496 Colorado International Center Metropolitan District 3, Aurora,
Colorado, General Obligation Limited Tax Bonds, Refunding &
Improvement Series 2016, 4.625%, 12/01/31
5/23 at 102.00 N/R   468,636
494 Crystal Crossing Metropolitan District, Colorado, General Obligation
Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26
12/25 at 100.00 N/R   487,904
1,354 Denver Gateway Center Metropolitan District, In the City and County
of Denver, Colorado, General Obligation Limited Tax Bonds, Series
2018A, 5.500%, 12/01/38
12/23 at 103.00 N/R   1,338,497
485 Denver Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, 9th and Colorado Urban Redevelopement Area, Series
2018A, 5.250%, 12/01/39, 144A
12/23 at 103.00 N/R   489,166
1,640 Denver Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A,
5.250%, 12/01/39, 144A
12/23 at 103.00 N/R   1,656,154
590 DIATC Metropolitan District, Commerce City, Adams County, Colorado,
General Obligation Limited Tax Bonds, Refunding & Improvement
Series 2019, 3.250%, 12/01/29, 144A
9/24 at 103.00 N/R   543,661
500 Elbert and Highway 86 Commercial Metropolitan District, Elbert
County, Colorado, Special Revenue and Tax Supported Bonds,
Refunding & Improvement Senior Series 2021A, 3.750%, 12/01/29,
144A
6/26 at 103.00 N/R   451,135
20,950 Falcon Area Water and Wastewater Authority (El Paso County,
Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34,
144A
9/27 at 103.00 N/R   21,197,000

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
200
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 305 Fiddler's Business Improvement District, Colorado, Limited Tax General
Obligation Bonds, Greenwood Village Project, Series 2022, 5.000%,
12/01/32
12/27 at 103.00 N/R   $ 308,767
Foothills Metropolitan District, Fort Collins, Colorado,
Special Revenue Bonds, Series 2014:
2,511 5.250%, 12/01/24 No Opt. Call N/R   2,496,537
1,500 5.750%, 12/01/30 12/24 at 100.00 N/R   1,472,595
2,300 6.000%, 12/01/38 12/24 at 100.00 N/R   2,157,768
Fourth North Business Improvement District,
Silverthorne, Summit County, Colorado, Special Revenue
and Tax Supported Bonds, Refunding & Improvement
Senior Series 2022A:
7,900 5.250%, 12/01/32 12/30 at 102.00 N/R   7,834,509
4,020 5.500%, 12/01/42 12/30 at 102.00 N/R   3,957,971
2,000 Future Legends Sports Park Metropolitan District 2, Colorado, Limited
Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A
6/25 at 103.00 N/R   1,716,260
Grand Junction Dos Rios General Improvement District,
Grand Junction, Mesa County, Colorado, Special
Revenue Bonds, Series 2021:
3,035 4.000%, 12/01/31 12/26 at 103.00 N/R   2,670,861
500 4.500%, 12/01/41 12/26 at 103.00 N/R   405,315
1,170 Green Valley Ranch East Metropolitan District 6, Adams County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A-3,
5.250%, 12/01/32
9/25 at 103.00 N/R   1,142,224
1,395 Heritage Todd Creek Metropolitan District, Colorado, General
Obligation Bonds Limited Tax, Refunding & Improvement Series
2015, 6.000%, 12/01/28
12/24 at 100.00 N/R   1,403,691
Highlands Metropolitan District 1, Broomfield City  and
County, colorado, Limited Tax General Obligation
Bonds, Convertible to Unlimited Tax Series 2021:
1,300 4.000%, 12/01/31 3/26 at 103.00 N/R   1,163,409
550 5.000%, 12/01/41 3/26 at 103.00 N/R   501,660
5,070 Hillside at Castle Rock Metropolitan District, Douglas County, Colorado,
Limited Tax General Obligation Bonds, Series 2022A, 6.250%,
12/01/47
9/27 at 103.00 N/R   5,063,105
1,079 Hillside at Castle Rock Metropolitan District, Douglas County, Colorado,
Limited Tax General Obligation Bonds, Subordinate Series 2022B,
9.000%, 12/15/47
9/27 at 103.00 N/R   1,080,824
500 Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited
Tax General Obligation Bonds, Refunding & Improvement Series
2018A, 4.625%, 12/01/27
12/23 at 103.00 N/R   487,200
1,115 Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds,
Refunding & Improvement Series 2015, 5.000%, 12/15/25 (8)
12/23 at 100.00 N/R   1,007,135
1,375 Lanterns Metropolitan District 1, Castle Rock, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Series 2019A,
5.000%, 12/01/39
9/24 at 103.00 N/R   1,317,882
2,500 Lanterns Metropolitan District 2, Castle Rock, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Series 2021A-3,
4.500%, 12/01/50
9/26 at 103.00 N/R   1,809,700
Ledge Rock Center Commercial Metropolitan District (In
the Town of Johnstown, Weld County, Colorado), Limited
Tax General Obligation Bonds, Series 2022:
3,885 6.500%, 11/01/32, 144A 11/29 at 103.00 N/R   3,906,639
14,550 7.125%, 11/01/42, 144A 11/29 at 103.00 N/R   14,503,149

201
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 1,160 Mayberry Community Authority, Colorado Springs, El Paso County,
Colorado, Special Revenue Bonds, Series 2021A, 5.000%, 12/01/41
6/26 at 103.00 N/R   $ 1,058,987
Meridian Ranch Metropolitan District 2018, Subdistrict,
El Paso County, Colorado, General Obligation Limited
Tax Bonds, Series 2022:
930 6.250%, 12/01/37 12/27 at 103.00 N/R   920,235
1,100 6.500%, 12/01/42 12/27 at 103.00 N/R   1,089,484
700 Mirabelle Metropolitan District 2, Douglas County, Colorado, Limited
Tax General Obligation Bonds, Series 2020A, 5.000%, 12/01/39
3/25 at 103.00 N/R   666,484
1,000 Mountain Brook Metropolitan District, Longmont, Boulder County,
Colorado, Limited Tax General Obligation Bonds, Series 2021,
4.500%, 12/01/41
12/26 at 103.00 N/R   803,070
607 Mountain Shadows Metropolitan District, Colorado, General Obligation
Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26
12/25 at 100.00 N/R   589,464
1,245 North Park Metropolitan District 1, in the City of Broomfiled, Colorado,
Special Revenue Bonds, Series 2018A-1, 5.375%, 12/01/34
12/23 at 103.00 N/R   1,263,663
North Park Metropolitan District 1, in the City of
Broomfiled, Colorado, Special Revenue Bonds, Series
2018A-2:
5,270 5.125%, 12/01/28 12/23 at 103.00 N/R   5,356,007
1,540 5.500%, 12/01/34 12/23 at 103.00 N/R   1,569,460
4,000 North Range Metropolitan District 3, Adams County, Colorado, Limited
Tax General Obligation Bonds, Series 2020A-3, 5.000%, 12/01/40
12/25 at 103.00 N/R   3,669,680
435 One Horse Business Improvement District, Lakewood, Colorado, Sales
Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24
5/23 at 100.00 N/R   435,261
Painted Prairie Public Improvement Authority, Aurora,
Colorado, Special Revenue Bonds, Series 2019:
3,190 4.000%, 12/01/29 12/24 at 103.00 N/R   3,003,513
4,500 5.000%, 12/01/39 12/24 at 103.00 N/R   4,314,285
1,500 5.000%, 12/01/49 12/24 at 103.00 N/R   1,354,950
1,000 Park Creek Metropolitan District, Colorado, Senior Limited Property
Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%,
12/01/45 - NPFG Insured
12/25 at 100.00 Baa2   1,026,460
2,900 Peak Metropolitan District 1, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Series 2021A,
5.000%, 12/01/51, 144A
3/26 at 103.00 N/R   2,516,011
3,950 Peak Metropolitan District 3, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Convertible Capital
Appreciation Bonds, Series 2022A-2, 7.750%, 12/01/42
12/27 at 81.99 N/R   2,209,827
15,960 Pioneer Community Authority Board (Weld County, Colorado), Special
Revenue Bonds, Series 2022, 6.500%, 12/01/34
6/29 at 103.00 N/R   15,165,990
525 Pronghorn Valley Metropolitan District, Aurora, Colorado, Limited
Tax General Obligatoin Bonds, Convertible to Unlimited Tax Series
2021A, 3.750%, 12/01/41
9/26 at 103.00 N/R   407,594
440 Public Authority for Colorado Energy, Natural Gas Purchase Revenue
Bonds,  Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28
No Opt. Call A-   478,412
18,965 Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue
Bonds, EVRAZ Project, Series 2021A, 4.750%, 12/01/45, 144A
12/30 at 100.00 N/R   10,810,050
500 Rampart Range Metropolitan District 5, Lone Tree, Douglas County,
Colorado, Limited Tax Supported and Special Revenue Bonds, Series
2021, 4.000%, 12/01/36
10/26 at 102.00 N/R   420,570

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
202
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Red Sky Ranch Metropolitan District, Eagle County,
Colorado, General Obligation Bonds, Refunding &
Improvement Series 2015:
$ 200 4.250%, 12/01/28 12/24 at 100.00 N/R   $ 193,358
335 4.375%, 12/01/30 12/24 at 100.00 N/R   315,684
4,391 Reunion Metropolitan District, Acting By and Through its Water Activity
Enterprise,  Adams County, Colorado, Special Revenue Bonds, Series
2021, 3.625%, 12/01/44
6/26 at 103.00 N/R   3,223,879
Riverwalk Metropolitan District 2, Glendale, Arapahoe
County, Colorado, Special Revenue Bonds, Series
2022A:
1,900 4.500%, 12/01/32 3/27 at 103.00 N/R   1,713,325
8,310 5.000%, 12/01/42 3/27 at 103.00 N/R   7,508,999
Sagebrush Farm Metropolitan District 1, Aurora, Adams
County, Colorado, General Obligation Limited Tax
Bonds, Series 2022A:
13,640 6.375%, 12/01/42 12/29 at 103.00 N/R   13,760,714
6,000 6.750%, 12/01/52 12/29 at 103.00 N/R   5,921,280
496 Serenity Ridge Metropolitan District No. 2, In the City of Aurora,
Arapahoe County, Colorado, General Obligation Bonds, Limited Tax
Convertible to Unlimited Tax, Refunding and Improvement Bonds
Series 2018A, 4.500%, 12/01/28, (Pre-refunded 12/01/23)
12/23 at 103.00 N/R  (7) 516,257
Siena Lake Metropolitan District, Gypsum, Colorado,
General Obligation Limited Tax Bonds, Series 2021:
790 3.250%, 12/01/31 9/26 at 103.00 N/R   665,417
1,000 3.750%, 12/01/41 9/26 at 103.00 N/R   764,110
2,720 South Maryland Creek Ranch Metropolitan District, Summitt County,
Colorado, Limited Tax General Obligation Bonds, Limited Tax
Convertible to Unlimited Tax Series 2018A, 5.350%, 12/01/33
12/23 at 103.00 N/R   2,714,070
3,435 SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds,
Refunding Series 2016, 5.000%, 12/01/30
5/23 at 102.00 N/R   3,437,370
400 Southlands Metropolitan District 1, Colorado, Limited Tax General
Obligation Bonds, Series 2017A-1, 3.500%, 12/01/27
No Opt. Call Ba1   373,776
3,000 St. Vrain Lakes Metropolitan District No. 2, Weld County, Colorado,
Limited Tax General Obligation Bonds, Series 2017A, 5.125%,
12/01/47
5/23 at 103.00 N/R   2,825,670
STC Metropolitan District 2, Superior, Boulder County,
Colorado, Limited Tax General Obligation and Special
Revenue Bonds, Refunding & improvement Series
2019A:
1,250 4.000%, 12/01/29 12/24 at 103.00 N/R   1,163,800
5,095 5.000%, 12/01/49 12/24 at 103.00 N/R   4,595,843
Sterling Ranch Community Authority Board, Douglas
County, Colorado, Limited Tax Supported and Special
Revenue Bonds, Special District 3, Series 2022:
2,000 5.800%, 12/01/32 12/27 at 103.00 N/R   2,029,420
8,500 6.500%, 12/01/42 12/27 at 103.00 N/R   8,632,005
500 Sterling Ranch Community Authority Board, Douglas County, Colorado,
Limited Tax Supported District 2, Refunding & Improvement Senior
Series 2020A, 3.750%, 12/01/40
12/25 at 102.00 N/R   402,740
Sterling Ranch Metropolitan District 1, El Paso County,
Colorado, General Obligation Limited Tax Bonds, Series
2020:
3,205 5.000%, 12/01/40 12/25 at 103.00 N/R   3,007,700
2,000 5.125%, 12/01/50 12/25 at 103.00 N/R   1,784,740

203
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Sterling Ranch Metropolitan District 2, El Paso County,
Colorado, General Obligation Bonds, Limited Tax
Convertible Capital Appreciation Series 22:
$ 1,345 5.250%, 12/01/32 6/30 at 102.00 N/R   $ 1,325,941
5,050 5.500%, 12/01/42 6/30 at 102.00 N/R   4,873,705
1,005 Talon Pointe Metropolitan District, Adams County, Colorado, Limited
Tax General Obligation Bonds, Convertible to Unlimited Tax
Refunding & Improvement Series 2019A, 5.250%, 12/01/39
12/25 at 103.00 N/R   860,541
825 Third Creek Metropolitan District 1, Commerce City, Colorado, Limited
Tax General Obligation Bonds, Series 2022A-1, 4.500%, 12/01/42,
144A
3/27 at 103.00 N/R   660,017
520 Thompson Crossing Metropolitan District 4, Johnstown, Larimer
County, Colorado, General Obligation Bonds, Limited Tax Convertible
to Unlimited Tax, Refunding & Improvement Series 2019, 3.500%,
12/01/29
9/24 at 103.00 N/R   471,635
1,350 Todd Creek Village Metropolitan District, Colorado, Water Activity
Entrprise Revenue Bonds, Refunding Series 2018A, 5.250%, 12/01/33
12/28 at 100.00 BBB   1,448,496
620 Trails at Crowfoot Metropolitan District 3, Parker, Colorado, Limited Tax
General Obligation Bonds, Series 2019A, 4.375%, 12/01/30
9/24 at 103.00 N/R   579,657
Transport Metropolitan District 3, In the City of Aurora,
Adams County, Colorado, General Obligation Limited
Bonds, Series 2021A-1:
7,750 5.000%, 12/01/41 3/26 at 103.00 N/R   6,934,390
13,170 5.000%, 12/01/51 3/26 at 103.00 N/R   10,572,349
Velocity Metropolitan District 3, In the City of Aurora,
Colorado, Limited Tax General Obligation Bonds, Series
2019:
10,000 5.125%, 12/01/34 12/23 at 103.00 N/R   9,942,900
630 5.375%, 12/01/39 12/23 at 103.00 N/R   626,359
3,500 5.500%, 12/01/48 12/23 at 103.00 N/R   3,392,165
Verve Metropolitan District 1, Jefferson County and
the City and County of Broomfield, Colorado, General
Obligation Bonds, Refunding and Improvement Limited
Tax Series 2021:
530 5.000%, 12/01/36 3/26 at 103.00 N/R   521,721
2,465 5.000%, 12/01/41 3/26 at 103.00 N/R   2,349,786
12,125 5.000%, 12/01/51 3/26 at 103.00 N/R   10,624,289
460 Village Metropolitan District In the Town of Avon, Eagle County,
Colorado, Special Revenue and Limited Property Tax Bonds,
Refunding & Improvement Series 2020, 4.150%, 12/01/30
12/25 at 103.00 N/R   435,036
1,110 West Globeville Metropolitan District 1, Denver, Colorado, General
Obligation Limited Tax Bonds, Series 2022, 6.250%, 12/01/32
12/29 at 103.00 N/R   1,077,066
1,625 Westerly Metropolitan District 4, Weld County, Colorado, General
Obligation Limited Tax Bonds, Series 2021A-1, 5.000%, 12/01/50
3/26 at 103.00 N/R   1,411,605
Windler Public Improvement Authority, Aurora,
Colorado, Limited Tax Supported Revenue Bonds, Series
2021A-1:
1,065 4.000%, 12/01/31, 144A 9/26 at 103.00 N/R   931,907
8,000 4.000%, 12/01/36, 144A 9/26 at 103.00 N/R   6,482,880
13,365 4.000%, 12/01/41, 144A 9/26 at 103.00 N/R   10,006,375
1,510 Windsor Highlands Metropolitan District 9, Windsor, Larimer County,
Colorado, Limited Tax Supported Revenue Bonds, Series 2019,
5.000%, 12/01/39
9/24 at 103.00 N/R   1,444,557
Total Colorado 366,781,241

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
204
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Connecticut - 0.7%
$ 12,160 Connecticut Development Authority, Airport Facilities Revenue Bonds,
Learjet Inc., Series 2004, 7.950%, 4/01/26, (AMT)
5/23 at 100.00 B3   $ 12,157,690
Connecticut Health and Educational Facilities Authority,
Revenue Bonds, Mary Wade Home Issue, Series
2019A-1:
1,450 5.000%, 10/01/39, 144A 10/24 at 104.00 BB   1,265,081
13,000 5.000%, 10/01/54, 144A 10/24 at 104.00 BB   10,256,090
500 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, McLean Affiliates, Series 2020A, 5.000%, 1/01/30, 144A
1/26 at 102.00 BB+   500,750
10,000 Connecticut State, General Obligation Bonds, Securities Industry &
Financial Markets Association Index Series 2015C, 4.980%, 6/15/24
(SIFMA reference rate + 1.250% spread), (UB) (4),(5)
No Opt. Call AA-   10,029,000
Steel Point Infrastructure Improvement District,
Connecticut, Special Obligation Revenue Bonds,
Steelpointe Harbor Project, Series 2021:
600 4.000%, 4/01/31 4/30 at 100.00 N/R   558,240
910 4.000%, 4/01/36 4/30 at 100.00 N/R   794,457
1,160 4.000%, 4/01/41 4/30 at 100.00 N/R   948,973
Total Connecticut 36,510,281
Delaware - 0.1%
Delaware Economic Development Authority, Delaware,
Revenue Bonds, ASPIRA of Delaware Charter Operations
Inc. DBA Las Americas ASPIRA Academy Project, Series
2022A:
180 4.000%, 6/01/52 6/32 at 100.00 BB   133,058
185 4.000%, 6/01/57 6/32 at 100.00 BB   132,332
Delaware Economic Development Authority, Revenue
Bonds, ASPIRA of Delaware Charter Operations, Inc.
Project, Series 2016A:
800 3.250%, 6/01/26 No Opt. Call BB   757,512
1,000 5.000%, 6/01/36 6/26 at 100.00 BB   987,600
945 Delaware Economic Development Authority, Revenue Bonds, Odyssey
Charter School Inc. Project, Series 2015A, 6.250%, 9/01/25, 144A
3/25 at 100.00 N/R   966,905
Total Delaware 2,977,407
District of Columbia - 0.1%
270 District of Columbia, Washington, D.C., Revenue Bonds, Ingleside at
Rock Creek Project, Series 2017A, 5.000%, 7/01/32
7/24 at 103.00 N/R   264,697
District of Columbia, Washington, D.C., Revenue Bonds,
Inspired Teaching Demonstration Public Charter School
Issue, Series 2022:
910 5.000%, 7/01/32 No Opt. Call BBB   972,599
1,500 5.000%, 7/01/42 7/32 at 100.00 BBB   1,540,170
195 District of Columbia, Washington, D.C., Revenue Bonds, KIPP DC Issue,
Series 2013A, 5.000%, 7/01/23, (ETM)
No Opt. Call N/R  (7) 195,992
455 District of Columbia, Washington, D.C., Revenue Bonds, The Methodist
Home of the District of Columbia, Series 1999, 4.500%, 1/01/25
No Opt. Call N/R   445,368
Total District of Columbia 3,418,826
Florida - 20.1%
190 A.H. at Turnpike South Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, Phase 1 Project, Series
2015, 5.500%, 11/01/25
No Opt. Call N/R   192,808

205
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Abbott Square Community Development District,
Zephyrhills, Florida, Special Assessment Revenue Bonds,
2022 Project Series 2022:
$ 200 4.500%, 6/15/27 No Opt. Call N/R   $ 200,030
200 5.000%, 6/15/32 No Opt. Call N/R   200,740
28,635 Alachua County Health Facilities Authority, Florida, Health Facilties
Revenue Bonds, Shands Healthcare Project, Series 2007A, 4.195%,
12/01/37 (3-Month LIBOR*0.67% reference rate + 0.870% spread) (5)
5/23 at 100.00 A3   27,371,051
Amelia Walk Community Development District, Florida,
Special Assessment Bonds, Area 3-A Series 2018A:
255 4.000%, 11/01/24 No Opt. Call N/R   253,531
735 4.750%, 11/01/29 11/28 at 100.00 N/R   743,842
Amelia Walk Community Development District, Florida,
Special Assessment Bonds, Area 3-B Series 2018A:
285 4.375%, 11/01/24, 144A No Opt. Call N/R   284,980
845 4.750%, 11/01/29, 144A No Opt. Call N/R   855,715
430 Amelia Walk Community Development District, Florida, Special
Assessment Bonds, Area A-2 Series 2016, 5.500%, 11/01/30
11/26 at 100.00 N/R   437,731
615 Arborwood Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2018A-2, 4.625%, 5/01/28
No Opt. Call N/R   618,130
430 Armstrong Community Development District, Clay County, Florida,
Special Assessment Revenue Bonds, Series 2017A, 4.500%, 11/01/28,
144A
11/27 at 100.00 N/R   431,733
135 Avalon Groves Community Development District, Florida, Special
Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28
No Opt. Call N/R   136,562
390 Avalon Groves Community Development District, Florida, Special
Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28
No Opt. Call N/R   397,457
Avalon Groves Community Development District,
Florida, Special Assessment Bonds, Area 3 Project, Series
2021:
120 2.375%, 5/01/26 No Opt. Call N/R   112,648
250 3.000%, 5/01/32 No Opt. Call N/R   216,282
740 3.375%, 5/01/41 5/32 at 100.00 N/R   573,441
205 Avalon Groves Community Development District, Florida, Special
Assessment Bonds, Phase 1 & 2 Sub-Assessment Area 1 Project,
Series 2019, 3.700%, 11/01/29
No Opt. Call N/R   197,218
Avalon Park West Community Development District,
Pasco County, Florida, Special Assessment Revenue
Bonds, 2022 Project Area, Refunding Series 2022:
200 4.700%, 5/01/32, 144A No Opt. Call N/R   200,660
515 5.500%, 5/01/42, 144A 5/32 at 100.00 N/R   522,576
11,640 Ave Maria Stewardship Community District, Florida, Bond Anticipation
Notes, Phase 4 Master Improvements Project, Series 2021, 3.500%,
5/01/26, 144A
5/23 at 100.00 N/R   11,295,223
Ave Maria Stewardship Community District, Florida,
Capital Improvement Revenue Bonds, Ave Maria
National Project, Series 2021:
720 2.600%, 5/01/26 No Opt. Call N/R   683,266
1,355 3.200%, 5/01/31 No Opt. Call N/R   1,223,700
1,000 3.750%, 5/01/41 5/31 at 100.00 N/R   818,960
445 Ave Maria Stewardship Community District, Florida, Capital
Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series
2018, 4.900%, 5/01/29
No Opt. Call N/R   452,627

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
206
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Ave Maria Stewardship Community District, Florida,
Capital Improvement Revenue Bonds, Maple Ridge
Phase 4 Project, Series 2020:
$ 650 3.800%, 5/01/32, 144A 5/30 at 100.00 N/R   $ 613,554
165 4.300%, 5/01/42, 144A 5/30 at 100.00 N/R   147,243
Ave Maria Stewardship Community District, Florida,
Capital Improvement Revenue Bonds, Maple Ridge
Phase 5 Project, Series 2022:
405 3.000%, 5/01/27, 144A No Opt. Call N/R   385,394
915 3.300%, 5/01/32, 144A No Opt. Call N/R   823,674
2,445 4.000%, 5/01/42, 144A 5/32 at 100.00 N/R   2,075,291
985 Ave Maria Stewardship Community District, Florida, Capital
Improvement Revenue Bonds, Phase 3 Master Improvements Project,
Series 2021, 2.750%, 5/01/31, 144A
No Opt. Call N/R   858,959
Ave Maria Stewardship Community District, Florida,
Capital Improvement Revenue Bonds, Refunding Series
2022A:
5,080 3.250%, 5/01/32 No Opt. Call N/R   4,554,322
8,500 4.000%, 5/01/42 5/32 at 100.00 N/R   7,260,785
Avenir Community Development District, Palm Beach
Gardens, Florida, Special Assessment Bonds, Area 3 -
Master Infrastructure Project, Series 2023:
3,000 4.500%, 5/01/30 No Opt. Call N/R   2,958,810
1,260 5.375%, 5/01/43 5/33 at 100.00 N/R   1,215,711
365 Aventura Isles Community Development District, Miami-Dade County,
Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24
No Opt. Call N/R   369,391
Aviary at Rutland Ranch Community Development
District, Manatee County, Florida, Special Assessment
Bonds, Area 2 Project, Series 2021:
80 2.450%, 11/01/26 No Opt. Call N/R   74,558
175 3.100%, 11/01/31 No Opt. Call N/R   153,723
500 3.400%, 11/01/41 11/31 at 100.00 N/R   387,080
260 Babcock Ranch Community Independent Special District, Charlotte
County, Florida, Special Assessment Bonds, 2018 Project Series 2018,
4.500%, 11/01/28, 144A
No Opt. Call N/R   261,669
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, 2021 Project Series 2021:
380 2.375%, 5/01/26, 144A No Opt. Call N/R   357,238
1,000 2.875%, 5/01/31, 144A No Opt. Call N/R   866,870
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, 2022 Project Series 2022:
2,390 4.250%, 5/01/32 No Opt. Call N/R   2,320,738
4,355 5.000%, 5/01/42 5/32 at 100.00 N/R   4,204,839
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, Assessment Area 2B, Series 2018:
65 4.000%, 11/01/24, 144A No Opt. Call N/R   64,748
200 4.500%, 11/01/29, 144A No Opt. Call N/R   201,510
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, Assessment Area 3A, Series 2018:
400 4.000%, 11/01/24, 144A No Opt. Call N/R   398,208
1,165 4.500%, 11/01/29, 144A No Opt. Call N/R   1,172,351

207
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 515 Babcock Ranch Community Independent Special District, Charlotte
County, Florida, Special Assessment Bonds, Assessment Area 3A,
Series 2020, 3.000%, 5/01/30
No Opt. Call N/R   $ 470,380
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, Assessment Area 4, Series 2018:
55 4.000%, 11/01/24, 144A No Opt. Call N/R   54,762
170 4.500%, 11/01/29, 144A No Opt. Call N/R   171,069
Babcock Ranch Community Independent Special
District, Charlotte County, Florida, Special Assessment
Bonds, Series 2015:
645 4.750%, 11/01/26 11/25 at 100.00 N/R   652,392
1,125 5.000%, 11/01/31 11/25 at 100.00 N/R   1,137,577
485 Ballentrae Hillsborough Community Development District,
Hillsborough County, Florida, Special Assessment Bonds, Series
2014, 5.000%, 11/01/28
11/25 at 100.00 N/R   489,772
Balm Grove Community Development District, Florida,
Special Assessment Bonds, 2022 Project, Series 2022:
1,150 3.250%, 11/01/27 No Opt. Call N/R   1,088,613
1,295 3.625%, 11/01/32 No Opt. Call N/R   1,158,934
2,675 4.000%, 11/01/42 11/32 at 100.00 N/R   2,218,592
445 Bannon Lakes Community Development District, Saint Johns County,
Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%,
11/01/25
No Opt. Call N/R   445,899
Bannon Lakes Community Development District, Saint
Johns County, Florida, Special Assessment Revenue
Bonds, Series 2021:
200 3.000%, 5/01/31, 144A No Opt. Call N/R   175,148
700 3.500%, 5/01/41, 144A 5/31 at 100.00 N/R   547,904
405 Banyan Cay Community Development District, West Palm Beach,
Florida, Special Assessment Bonds, 2020-1, 2.750%, 11/01/25
No Opt. Call N/R   386,852
225 Bay County, Florida, Educational Facilities Revenue Refunding Bonds,
Bay Haven Charter Academy, Inc. Project, Series 2016, 3.625%,
9/01/26
9/23 at 100.00 BBB   225,022
Bay Laurel Center Community Development District,
Marion County, Florida, Special Assessment Bonds,
Refunding Indigo Series 2016:
45 3.500%, 5/01/23 No Opt. Call N/R   44,967
45 3.750%, 5/01/24 No Opt. Call N/R   44,688
30 3.750%, 5/01/25 No Opt. Call N/R   29,589
Beaumont Communit Development District 1, City of
Wildwood, Florida, Special Assessment Bonds, Series
2019 A-1:
205 4.250%, 11/01/24, 144A No Opt. Call N/R   204,408
600 4.750%, 11/01/29, 144A No Opt. Call N/R   604,446
410 Bellagio Community Development District, Hialeah, Florida, Special
Assessment Bonds, Series 2013, 6.000%, 11/01/27
No Opt. Call BBB   438,339
490 Bellagio Community Development District, Hialeah, Florida, Special
Assessment Bonds, Series 2016, 3.750%, 11/01/31
11/26 at 100.00 BBB   484,032
Bellalago Educational Facilities Benefit District, Florida,
Capital Improvement Bonds, Refunding Series 2014:
1,125 3.875%, 5/01/24 No Opt. Call A2   1,135,069
1,165 4.000%, 5/01/25 5/24 at 100.00 A2   1,178,747
1,220 4.125%, 5/01/26 5/24 at 100.00 A2   1,236,653
1,070 4.250%, 5/01/27 5/24 at 100.00 A2   1,085,215

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
208
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 545 Belmont Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27
No Opt. Call N/R   $ 552,085
Belmont II Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, 2020 Aessessment Area, Series 2020:
175 2.500%, 12/15/25 No Opt. Call N/R   166,483
200 3.125%, 12/15/30 No Opt. Call N/R   183,740
Berry Bay Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Assessment Area 1, Series 2021:
310 2.625%, 5/01/26 No Opt. Call N/R   293,461
645 3.125%, 5/01/31 No Opt. Call N/R   573,760
Black Creek Community Development District, Miami-
Dade County, Florida, Special Assessment Bonds,
Project 2020 Series 2022:
250 4.800%, 6/15/27 No Opt. Call N/R   251,112
250 5.125%, 6/15/32 No Opt. Call N/R   251,438
1,010 Blue Lake Community Development District, Lee County, Florida,
Special Assessment Bonds, 2019 Project Series 2019, 4.000%,
6/15/32
6/29 at 100.00 N/R   960,167
Boggy Branch Community Development District,
Jacksonville, Florida, Special Assessment Revenue
Bonds, Phase 1 Series 2021:
455 3.000%, 5/01/31 No Opt. Call N/R   397,110
1,170 3.500%, 5/01/41 5/31 at 100.00 N/R   908,587
1,100 Botaniko Community Development District, Weston, Florida, Special
Assessment Bonds, Series 2020, 3.625%, 5/01/40
5/30 at 100.00 N/R   888,206
Bridgewater North Community Development District,
Saint Johns County, Florida, Capital Improvement
Revenue Bonds, Series 2022:
325 3.125%, 5/01/27, 144A No Opt. Call N/R   307,986
500 3.500%, 5/01/32, 144A No Opt. Call N/R   447,185
1,200 4.000%, 5/01/42, 144A 5/32 at 100.00 N/R   1,009,032
Brightwater Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area
1 Project, Series 2021:
320 2.375%, 5/01/26 No Opt. Call N/R   300,557
405 2.850%, 5/01/31 No Opt. Call N/R   350,657
1,050 3.150%, 5/01/41 5/31 at 100.00 N/R   781,221
Brookstone Community Development District, Manatee
County, Florida, Special Assessment Revenue Bonds,
Assessment Area Two Series 2022:
265 4.375%, 5/01/27, 144A No Opt. Call N/R   263,633
350 4.750%, 5/01/32, 144A No Opt. Call N/R   347,718
630 Brookstone Community Development District, Manatee County, Florida,
Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/28,
144A
No Opt. Call N/R   632,003
Buckhead Trails Community Development District,
Manatee County Florida, Special Assessment Bonds,
2022 Project Series 2022:
410 4.750%, 5/01/27, 144A No Opt. Call N/R   407,884
420 5.250%, 5/01/32, 144A No Opt. Call N/R   416,695
1,000 5.625%, 5/01/42, 144A 5/37 at 100.00 N/R   986,860
250 Bullfrog Creek Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, Series 2017, 4.750%, 11/01/28
11/27 at 100.00 N/R   252,615

209
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,230 Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue
Bonds, Gulf Care Inc. Project, Series 2015, 4.750%, 7/01/24, 144A
No Opt. Call N/R   $ 1,124,872
Capital Trust Agency, Florida, Educational Facilities Lease
Revenue Bonds, Franklin Academy Projects, Series 2020:
370 4.000%, 12/15/23, 144A No Opt. Call N/R   368,120
380 4.000%, 12/15/24, 144A No Opt. Call N/R   375,383
300 4.000%, 12/15/25, 144A No Opt. Call N/R   293,754
355 5.000%, 12/15/26, 144A 7/26 at 100.00 N/R   356,676
330 5.000%, 12/15/27, 144A 7/26 at 100.00 N/R   331,360
350 5.000%, 12/15/28, 144A 7/26 at 100.00 N/R   351,232
365 5.000%, 12/15/29, 144A 7/26 at 100.00 N/R   365,628
510 5.000%, 12/15/30, 144A 7/26 at 100.00 N/R   510,571
Capital Trust Agency, Florida, Educational Facilities
Revenue Bonds, AcadeMir Charter Schools, Series
2021A:
220 3.000%, 7/01/31, 144A No Opt. Call Ba2   187,746
165 4.000%, 7/01/41, 144A 7/31 at 100.00 Ba2   134,731
Capital Trust Agency, Florida, Educational Facilities
Revenue Bonds, AcadeMir Charter Schools, Series
2021A-2:
500 2.500%, 7/01/31, 144A No Opt. Call Ba2   410,120
750 4.000%, 7/01/41, 144A 7/31 at 100.00 Ba2   612,412
Capital Trust Agency, Florida, Educational Facilities
Revenue Bonds, Imagine School at Land O'Lakes Project,
Series 2020A:
375 3.000%, 12/15/29, 144A No Opt. Call Ba1   341,951
645 5.000%, 12/15/39, 144A 12/30 at 100.00 Ba1   616,794
235 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Imagine School at North Manatee, Series 2021A, 3.250%, 6/01/31,
144A
No Opt. Call N/R   201,722
235 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Imagine School at North Manatee, Series 2021C, 5.000%, 6/01/41,
144A
6/31 at 100.00 N/R   213,307
3,245 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Legends Academy, Series 2021A, 5.000%, 12/01/45, 144A
12/28 at 100.00 N/R   2,653,436
Capital Trust Agency, Florida, Revenue Bonds, Babcock
Neighborhood School Inc, Series 2018:
900 5.900%, 8/15/28, 144A No Opt. Call N/R   910,944
515 6.100%, 8/15/38, 144A 8/28 at 100.00 N/R   520,335
1,615 Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School
Project, Series 2017A, 4.750%, 7/01/27, 144A
No Opt. Call Ba1   1,617,729
Capital Trust Agency, Florida, Revenue Bonds, Provision
CARES Proton Therapy Center, Orlando Project, Series
2018:
5,064 7.000%, 6/01/28, 144A (8) No Opt. Call N/R   658,320
10,556 7.250%, 6/01/33, 144A (8) 6/28 at 100.00 N/R   1,372,245
1,450 7.500%, 6/01/48, 144A (8) 6/28 at 100.00 N/R   188,495
1,710 Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter
School Project, Series 2019A, 4.000%, 6/15/29, 144A
6/26 at 100.00 N/R   1,595,464
535 Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School
Project, Series 2017A, 4.000%, 10/15/29, 144A
10/27 at 100.00 Ba1   510,657
450 Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School
Project, Series 2019A, 4.000%, 10/15/29, 144A
10/27 at 100.00 Ba1   429,525

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
210
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Capital Trust Agency, Florida, Senior Living Facilities
Revenue Bonds, Elim Senior Housing, Inc. Project, Series
2017:
$ 1,420 5.000%, 8/01/27, 144A 8/24 at 103.00 N/R   $ 1,276,693
490 5.375%, 8/01/32, 144A 8/24 at 103.00 N/R   409,655
670 Carlton Lakes Community Developement District, Hillsborough County,
Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%,
11/01/29
11/26 at 100.00 N/R   681,678
Celebration Community Development District, Florida,
Special Assessment Bonds, Assessment Area 1, Series
2021:
130 2.250%, 5/01/26 No Opt. Call N/R   121,502
240 2.750%, 5/01/31 No Opt. Call N/R   205,529
Celebration Pointe Community Development District 1,
Alachua County, Florida, Special Assessment Revenue
Bonds, Series 2014:
185 4.750%, 5/01/24 No Opt. Call N/R   185,836
2,940 5.000%, 5/01/34 5/24 at 100.00 N/R   2,945,821
2,630 5.125%, 5/01/45 5/24 at 100.00 N/R   2,495,029
Celebration Pointe Community Development District 1,
Alachua County, Florida, Special Assessment Revenue
Bonds, Series 2017:
1,225 5.000%, 5/01/32 5/27 at 100.00 N/R   1,234,996
3,810 5.000%, 5/01/48 5/27 at 100.00 N/R   3,527,946
Celebration Pointe Community Development District 1,
Alachua County, Florida, Special Assessment Revenue
Bonds, Series 2021:
450 2.375%, 5/01/26 No Opt. Call N/R   422,321
1,090 3.000%, 5/01/31 No Opt. Call N/R   951,875
3,085 3.375%, 5/01/41 5/31 at 100.00 N/R   2,355,675
Centre Lake Community Development District, Miami
Lakes, Florida, Special Assessment Bonds, Series 2016:
320 4.125%, 12/15/27 12/26 at 100.00 N/R   318,688
500 4.500%, 12/15/32 12/26 at 100.00 N/R   496,645
Centre Lake Community Development District, Miami
Lakes, Florida, Special Assessment Bonds, Series 2021:
230 2.750%, 5/01/26, 144A No Opt. Call N/R   219,011
250 2.750%, 5/01/29, 144A No Opt. Call N/R   226,675
255 3.000%, 5/01/42, 144A 5/31 at 100.00 N/R   186,124
Chaparral of Palm Bay Community Development
District, Florida, Capital Improvement Revenue Bonds,
Assessment Area 1 Project, Series 2020A-1:
185 3.000%, 5/01/25 No Opt. Call N/R   179,709
625 3.250%, 5/01/31 5/30 at 100.00 N/R   555,787
Chapel Creek Community Development District, Florida,
Special Assessment Revenue Bonds, Series 2021 Project,
Series 2021:
130 2.500%, 5/01/26, 144A No Opt. Call N/R   122,531
900 3.375%, 5/01/41, 144A 5/31 at 100.00 N/R   695,457
Charlotte County Industrial Development Authority,
Florida, Utility System Revenue Bonds, Town & Country
Utilities Project, Series 2019:
1,945 5.000%, 10/01/29, (AMT), 144A 10/27 at 100.00 N/R   1,994,811
2,500 5.000%, 10/01/34, (AMT), 144A 10/27 at 100.00 N/R   2,546,750

211
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 300 Coco Palms Community Development District, Miami-Dade County,
Florida, Special Assessment Bonds, Expansion Area Project, Series
2019, 4.000%, 6/15/29, 144A
No Opt. Call N/R   $ 291,861
Collier County Educational Facilities Authority, Florida,
Revenue Bonds, Ave Maria University, Refunding Series
2013A:
835 4.500%, 6/01/23 No Opt. Call BBB-   835,543
2,790 5.250%, 6/01/28 6/23 at 100.00 BBB-   2,796,445
1,000 5.625%, 6/01/33 6/23 at 100.00 BBB-   1,002,550
12,090 6.125%, 6/01/43 6/23 at 100.00 BBB-   12,114,301
4,710 Collier County Industrial Development Authority, Florida, Continuing
Care Community Revenue Bonds, Arlington of Naples Project, Series
2014A, 7.000%, 5/15/24, 144A (8)
No Opt. Call N/R   2,731,800
585 Collier County Industrial Development Authority, Florida, Educational
Facilities Revenue Bonds, Gulf Coast Charter Academy South Project,
Series 2017A, 4.100%, 12/01/27, 144A
No Opt. Call N/R   563,326
270 Concord Station Community Development District, Pasco County,
Florida, Capital Improvement Revenue Bonds, Refunding Subordinate
Lien Series 2016A-2, 4.125%, 5/01/26
No Opt. Call N/R   268,099
50 Connerton West Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2018A-2 Phase 2, 4.625%, 5/01/28
No Opt. Call N/R   50,180
Copper Creek Community Development District, Port
Saint Lucie, Florida, Special Assessment Bonds, Series
2019:
90 3.875%, 11/01/24, 144A No Opt. Call N/R   89,233
270 4.000%, 11/01/29, 144A No Opt. Call N/R   263,582
Coral Keys Homes Community Development District,
Miami-Dade County, Florida, Special Assessment
Revenue Bonds, Series 2020:
105 2.750%, 5/01/25 No Opt. Call N/R   101,301
165 3.125%, 5/01/30 No Opt. Call N/R   152,608
1,000 Cordoba Ranch Community Development District, Hillsborough
County, Florida, Special Assessment Revenue Bonds, Refunding
Series 2021, 3.000%, 5/01/37
5/31 at 100.00 N/R   795,220
1,320 Corkscrew Farms Community Development District, Lee County,
Florida, Special Assessment Bonds, Area 1 Project, Series 2016,
4.250%, 11/01/27
No Opt. Call N/R   1,306,444
Corkscrew Farms Community Development District,
Lee County, Florida, Special Assessment Bonds, Area 2
Project, Series 2017:
170 3.750%, 11/01/23, 144A No Opt. Call N/R   169,401
705 4.500%, 11/01/28, 144A No Opt. Call N/R   703,252
Creek Preserve Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2019:
315 3.875%, 11/01/24, 144A No Opt. Call N/R   312,222
1,200 4.250%, 11/01/30, 144A 11/29 at 100.00 N/R   1,173,384
445 Creekside at Twin Creeks Community Development District, Florida,
Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%,
11/01/27
No Opt. Call N/R   448,084
Creekview Community Development District, Clay
County, Florida, Special Assessment Revenue Bonds,
Phase 1 Project Series 2022:
735 3.875%, 5/01/27 No Opt. Call N/R   716,581
1,000 4.250%, 5/01/32 No Opt. Call N/R   952,260

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
212
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 2,455 4.625%, 5/01/42 5/32 at 100.00 N/R   $ 2,223,199
Cross Creek North Community Development District,
Clay County, Florida, Special Assessment Bonds, Series
2018:
275 4.375%, 11/01/24, 144A No Opt. Call N/R   275,327
795 4.750%, 11/01/29, 144A No Opt. Call N/R   807,951
Cross Creek North Community Development District,
Clay County, Florida, Special Assessment Bonds, Series
2022:
405 3.400%, 5/01/27 No Opt. Call N/R   396,519
1,000 3.750%, 5/01/32 No Opt. Call N/R   972,930
405 Crossings at Fleming Island Community Development District, Florida,
Special Assessment Revenue Bonds, Refunding Senior Lien Series
2014A-1, 4.000%, 5/01/24
No Opt. Call BBB   403,680
Crystal Cay Community Development District, Florida,
Special Assessment Bonds, 2021 Project, Series 2021:
180 2.250%, 5/01/26 No Opt. Call N/R   169,513
325 2.700%, 5/01/31 No Opt. Call N/R   283,731
855 3.050%, 5/01/41 5/31 at 100.00 N/R   639,583
1,860 Currents Community Development District, Collier County, Florida,
Capital Improvement Revenue Bonds, Series 2020B, 4.250%, 5/01/41,
144A
No Opt. Call N/R   1,628,746
Currents Community Development District, Collier
County, Florida, Capital Improvement Revenue Bpnds,
Series 2020A:
460 3.000%, 5/01/25, 144A No Opt. Call N/R   446,844
1,290 3.500%, 5/01/30, 144A No Opt. Call N/R   1,183,962
360 4.000%, 5/01/40, 144A 5/31 at 100.00 N/R   308,578
Cypress Park Estates Community Development District,
Florida, Special Assessment Revenue Bonds, Assessment
Area 1 Project, Series 2020:
160 2.625%, 5/01/25, 144A No Opt. Call N/R   154,406
295 3.250%, 5/01/30, 144A No Opt. Call N/R   267,279
540 Cypress Park Estates Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area 2 Project, Series 2020,
4.000%, 5/01/40, 144A
5/32 at 100.00 N/R   462,915
Cypress Preserve Community Development District,
Pasco County, Florida, Special Assessment Bonds,
Assessment Area 2, Series 2019:
955 3.750%, 11/01/31 11/29 at 100.00 N/R   877,846
1,670 4.000%, 11/01/39 11/29 at 100.00 N/R   1,449,727
Del Webb Oak Creek Community Development District,
Lee County, Florida, Special Assessment Bonds, 2023
Project, Series 2023:
500 4.125%, 5/01/30 No Opt. Call N/R   497,255
1,070 5.000%, 5/01/43 5/33 at 100.00 N/R   1,044,780
Downden West Community Development District,
Florida, Revenue Bonds Series 2018:
100 4.350%, 5/01/23, 144A No Opt. Call N/R   99,996
720 4.850%, 5/01/29, 144A No Opt. Call N/R   729,749
2,535 Durbin Crossing Community Development District, Florida, Special
Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%,
5/01/32 - AGM Insured
5/27 at 100.00 AA   2,797,575

213
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
DW Bayview Community Development District, Manatee
County, Florida, Special Assessment Revenue Bonds,
2022 Assessment Area Series 2022:
$ 175 4.300%, 5/01/27 No Opt. Call N/R   $ 172,907
175 4.500%, 5/01/32 No Opt. Call N/R   170,455
Eagle Pointe Community Development District, Manatee
County, Florida, Special Assessment Bonds, 2020 Project
Assessment Area Series 2020:
230 3.000%, 5/01/25, 144A No Opt. Call N/R   223,422
575 3.625%, 5/01/31, 144A 5/30 at 100.00 N/R   525,544
East 547 Community Development District, Florida,
Special Assessment Bonds, Area 1 Series 2021:
95 2.500%, 5/01/26 No Opt. Call N/R   89,490
245 3.000%, 5/01/31 No Opt. Call N/R   213,978
650 3.300%, 5/01/41 5/31 at 100.00 N/R   493,688
345 East Bonita Beach Road Community Development District, Bonita
Springs, Florida, Special Assessment Bonds, Area 1 Series 2018,
4.375%, 11/01/29, 144A
11/28 at 100.00 N/R   344,213
East Homestead Community Development District,
Florida, Special Assessment Revenue Bonds, Series
2019:
110 3.750%, 11/01/24 No Opt. Call N/R   109,070
280 4.125%, 11/01/29 No Opt. Call N/R   275,243
East Nassau Stewardship District, Florida, Special
Assessment Revenue Bonds, Series 2018:
90 4.250%, 5/01/24 No Opt. Call N/R   89,875
505 4.600%, 5/01/29 No Opt. Call N/R   508,772
East Nassau Stewardship District, Florida, Special
Assessment Revenue Bonds, Series 2021:
325 2.400%, 5/01/26 No Opt. Call N/R   305,139
500 3.000%, 5/01/31 No Opt. Call N/R   436,385
1,270 3.500%, 5/01/41 5/31 at 100.00 N/R   992,429
Eden Hills Community Development District, Lake
Alfred, Florida, Special Assessment Revenue Bonds,
Phase 1 Series 2020:
55 2.750%, 5/01/25 No Opt. Call N/R   53,179
110 3.250%, 5/01/30 No Opt. Call N/R   102,951
Edgewater East Community Development District,
Osceola County, Florida, Special Assessment Revenue
Bonds, Assessment Area 1 Series 2021:
325 2.500%, 5/01/26 No Opt. Call N/R   304,268
800 3.100%, 5/01/31 No Opt. Call N/R   702,392
2,000 3.600%, 5/01/41 5/31 at 100.00 N/R   1,576,560
Entrada Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2021:
190 2.125%, 5/01/26, 144A No Opt. Call N/R   176,552
370 2.625%, 5/01/31, 144A No Opt. Call N/R   312,528
Epperson North Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment Area 1, Series 2018A-1:
240 4.500%, 11/01/23, 144A No Opt. Call N/R   240,226
1,690 5.000%, 11/01/29, 144A No Opt. Call N/R   1,710,584
Epperson North Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment Area 2, Series 2021:
400 3.000%, 5/01/31 No Opt. Call N/R   349,572

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
214
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 790 3.500%, 5/01/41 5/31 at 100.00 N/R   $ 613,166
Epperson North Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment Area 3, Series 2021A:
320 2.450%, 11/01/26, 144A No Opt. Call N/R   297,968
660 3.100%, 11/01/31, 144A No Opt. Call N/R   576,107
1,715 3.400%, 11/01/41, 144A 11/31 at 100.00 N/R   1,305,784
495 Epperson Ranch Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/28
11/27 at 100.00 N/R   498,044
Epperson Ranch II Community Development District,
Florida, Capital Improvement Revenue Bonds, Series
2018A-1:
110 4.250%, 5/01/24, 144A No Opt. Call N/R   109,725
280 5.000%, 5/01/30, 144A 5/29 at 100.00 N/R   281,683
260 Esplanade Lake Club Community Development District, Lee County,
Florida, Capital Improvement Bonds, Series 2019A-2, 3.625%,
11/01/30
11/29 at 100.00 N/R   239,881
560 Estancia at Wiregrass Community Development District, Pasco County,
Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%,
11/01/26
No Opt. Call N/R   576,324
Evergreen Community Development District, Florida,
Special Assessment Bonds, Series 2019:
145 4.125%, 11/01/24, 144A No Opt. Call N/R   144,297
500 4.250%, 11/01/29, 144A No Opt. Call N/R   494,690
350 Finley Woods Community Development District, Florida, Capital
Improvement Bonds, Series 2020, 4.000%, 5/01/40
5/30 at 100.00 N/R   300,038
300 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Classical Preparatory Incorporated Project, Series
2017A, 5.000%, 6/15/27, 144A
6/26 at 100.00 N/R   299,976
245 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Classical Preparatory Incorporated Project, Series
2018A, 5.000%, 6/15/28, 144A
6/26 at 100.00 N/R   244,537
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Cornerstone Charter Schools
Project, Series 2022:
930 5.000%, 10/01/32, 144A 10/29 at 100.00 BB+   944,927
2,105 5.000%, 10/01/42, 144A 10/29 at 100.00 BB+   2,011,622
1,630 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Creative Inspiration Journey School of St. Cloud,
Series 2021A, 5.000%, 6/15/31, 144A
6/29 at 102.00 N/R   1,611,418
700 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Downtown Doral Charter Elementary School Project,
Series 2014A, 5.750%, 7/01/24
No Opt. Call N/R   703,318
770 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Downtown Doral Charter Elementary School Project,
Series 2017A, 5.000%, 7/01/27, 144A
No Opt. Call N/R   756,109
4,040 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Downtown Doral Charter Upper School Project,
Series 2017C, 5.150%, 7/01/27, 144A
No Opt. Call N/R   4,054,746
600 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Dreamers Academy Project, Taxable Series 2022B,
5.250%, 1/15/28, 144A
No Opt. Call N/R   555,204

215
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Global Outreach Charter
Academy, Series 2021A:
$ 625 4.000%, 6/30/36, 144A 6/28 at 100.00 Ba3   $ 539,738
765 4.000%, 6/30/41, 144A 6/28 at 100.00 Ba3   618,640
930 4.000%, 6/30/46, 144A 6/28 at 100.00 Ba3   707,981
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Innovation Montessori Ocoee
Projects, Taxable Series 2022A:
1,370 5.000%, 7/01/32, 144A No Opt. Call Ba2   1,290,444
3,135 5.375%, 7/01/42, 144A 7/32 at 100.00 Ba2   2,849,621
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Miami Arts Charter School
Projects, Series 2014:
430 5.000%, 6/15/24, 144A No Opt. Call N/R   421,391
3,750 5.625%, 6/15/29, 144A 6/24 at 100.00 N/R   3,456,638
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Renaissance Charter School
Income Projects, Series 2015A:
1,160 5.000%, 6/15/25, 144A No Opt. Call N/R   1,157,761
4,900 6.125%, 6/15/46, 144A 6/25 at 100.00 N/R   4,914,896
500 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Renaissance Charter School, Inc. Projects, Series
2013A, 8.500%, 6/15/44, (Pre-refunded 6/15/23)
6/23 at 100.00 N/R  (7) 505,325
Florida Development Finance Corporation, Educational
Facilities Revenue Bonds, Renaissance Charter School,
Inc. Projects, Series 2014A:
1,750 5.750%, 6/15/29, 144A 6/24 at 100.00 N/R   1,774,255
1,510 6.000%, 6/15/34, 144A 6/24 at 100.00 N/R   1,532,816
470 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Renaissance Charter School, Inc. Projects, Series
2020C, 4.000%, 9/15/30, 144A
9/27 at 100.00 N/R   422,572
1,340 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, The Florida Charter Educational Foundation Inc.
Projects, Series 2016A, 5.125%, 6/15/26, 144A
No Opt. Call N/R   1,347,330
Florida Development Finance Corporation, Educational
Facilities Revenue Refunding Bonds, Central Charter
School, Series 2022:
455 5.000%, 8/15/32, 144A No Opt. Call N/R   453,963
700 5.250%, 8/15/37, 144A 8/32 at 100.00 N/R   673,316
135,485 Florida Development Finance Corporation, Florida, Surface
Transportation Facility Revenue Bonds, Brightline Passenger Rail
Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A
1/24 at 107.00 N/R   125,192,205
Florida Development Finance Corporation, Florida,
Surface Transportation Facility Revenue Bonds, Virgin
Trains USA Passenger Rail Project, Series 2019A:
42,585 6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A 5/23 at 101.00 N/R   42,163,834
59,095 6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A 5/23 at 102.00 N/R   55,861,322
67,675 6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A 5/23 at 102.00 N/R   63,092,049
31,200 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%,
7/01/57, (AMT), (Mandatory Put 8/15/24)
5/23 at 100.00 N/R   30,812,496
101,500 Florida Development Finance Corporation, Revenue Bonds, Brightline
Passenger Rail Expansion Project, Series 2022A, 7.250%, 7/01/57,
(AMT), (Mandatory Put 10/03/23), 144A
5/23 at 103.00 N/R   102,303,880

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
216
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 500 Florida Development Finance Corporation, Revenue Bonds, IPS Florida
LLC-Idea Florida, Inc. Jacksonville IV, Series 2022, 5.250%, 6/15/29,
144A
6/27 at 100.00 N/R   $ 497,090
Florida Development Finance Corporation, Senior Living
Revenue Bonds, Glenridge on Palmer Ranch Project,
Refunding Series 2021:
275 5.000%, 6/01/31 6/28 at 103.00 N/R   265,686
225 5.000%, 6/01/35 6/28 at 103.00 N/R   209,992
675 Florida Housing Finance Corporation, Homeowner Mortgage Revenue
Bonds, Series 2015-1, 3.750%, 7/01/35
1/25 at 100.00 Aaa   671,227
9,510 Florida State Turnpike Authority, Turnpike Revenue Bonds, Department
of Transportation, Series 2012A, 4.000%, 7/01/37
5/23 at 100.00 AA   9,512,663
605 Flow Way Community Development District, Collier County, Florida,
Special Assessment Bonds, Phase 5 Project, Series 2016, 4.350%,
11/01/27
11/26 at 100.00 N/R   604,891
635 Flow Way Community Development District, Collier County, Florida,
Special Assessment Bonds, Series 2013, 6.000%, 11/01/27
11/24 at 100.00 N/R   648,297
245 Flow Way Community Development District, Collier County, Florida,
Special Assessment Bonds, Series 2015, 4.250%, 11/01/25
No Opt. Call N/R   244,873
525 Forest Brooke Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27
No Opt. Call N/R   526,964
120 Gateway Services Community Development District, Fort Myers Lee
County, Florida, Special Assessment Bonds, Refunding Series 2013,
5.250%, 5/01/23
No Opt. Call N/R   120,115
70 Glen St Johns Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38
5/23 at 100.00 N/R   70,022
Gracewater Sarasota Community Development District,
Sarasota County, Florida, Capital Improvement Revenue
Bonds, Series 2021:
355 2.400%, 5/01/26, 144A No Opt. Call N/R   333,306
665 2.950%, 5/01/31, 144A No Opt. Call N/R   578,018
685 Grand Bay at Doral Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, South Parcel Assessment
Area Project, Series 2016, 4.250%, 5/01/26
No Opt. Call N/R   685,521
865 Grand Bay at Doral Community Development District, Miami-
Dade County, Florida, Special Assessment Improvement Bonds,
Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%,
5/01/28
5/24 at 100.00 N/R   872,058
1,125 Grand Bay at Doral Community Development District, Miami-
Dade County, Florida, Special Assessment Improvement Bonds,
Assessment Area Two Project, Refunding Series 2014A-2, 5.875%,
5/01/28
5/24 at 100.00 N/R   1,141,144
Grand Oaks Community Development District, Saint
Johns County, Florida, Special Assessment Bonds,
Assessment Area 3, Series 2021:
165 2.625%, 11/01/26, 144A No Opt. Call N/R   153,678
220 3.200%, 11/01/31, 144A No Opt. Call N/R   193,560
560 3.500%, 11/01/41, 144A 11/31 at 100.00 N/R   432,863
Grand Oaks Community Development District, Saint
Johns County, Florida, Special Assessment Bonds, Series
2019A:
190 3.750%, 11/01/24 No Opt. Call N/R   188,024
545 4.125%, 11/01/29 No Opt. Call N/R   535,364

217
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 610 Grove Resort Community Development District, Orange County,
Florida, Special Assessment Revenue Bonds, Series 2017A, 5.000%,
11/01/28
No Opt. Call N/R   $ 619,034
110 Gulfstream Polo Community Development District, Palm Beach County,
Florida, Special Assessment Bonds, Phase 1 Project, Series 2017,
4.000%, 11/01/27
No Opt. Call N/R   108,624
270 Hacienda Lakes Community Development District, Collier County,
Florida, Special Assessment Bonds, Series 2016, 4.500%, 5/01/36
5/26 at 100.00 N/R   257,342
Hammock Reserve Community Development District,
Haines City, Florida, Special Assessment Revenue Bonds,
Area 2 Project, Series 2021:
120 2.375%, 5/01/26 No Opt. Call N/R   112,877
205 3.000%, 5/01/31 No Opt. Call N/R   180,047
515 3.375%, 5/01/41 5/31 at 100.00 N/R   400,984
Hammock Reserve Community Development District,
Haines City, Florida, Special Assessment Revenue Bonds,
Area 3 Project, Series 2022:
440 4.200%, 5/01/27, 144A No Opt. Call N/R   433,193
535 4.400%, 5/01/32, 144A No Opt. Call N/R   521,304
1,500 4.700%, 5/01/42, 144A 5/32 at 100.00 N/R   1,382,310
1,485 Harmony Community Development District, Florida, Capital
Improvement Revenue Bonds, Special Assessment, Refunding Series
2014, 5.000%, 5/01/25
5/24 at 100.00 N/R   1,491,876
Harmony West Community Development District,
Osceloa County, Florida, Special Asssessment Revenue
Bonds, Assessment Area 1, Series 2018:
75 4.125%, 5/01/24, 144A No Opt. Call N/R   74,966
425 4.750%, 5/01/29, 144A No Opt. Call N/R   431,885
485 Hawkstone Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area 1, Series 2019,
3.500%, 11/01/30
11/29 at 100.00 N/R   445,148
150 Hawkstone Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area 2, Series 2019,
3.625%, 11/01/30
11/29 at 100.00 N/R   138,853
1,740 Heights Community Development District, Florida, Tax Increment &
Special Assessment Revenue Bonds, Series 2017, 4.000%, 1/01/28
1/27 at 100.00 N/R   1,714,596
655 Heights Community Development District, Florida, Tax Increment &
Special Assessment Revenue Bonds, Series 2018, 4.500%, 1/01/28
No Opt. Call N/R   658,000
110 Hemingway Point Community Development District, Florida, Special
Assessment Bonds, Phase 2 Project, Series 2014, 4.625%, 11/01/24
No Opt. Call N/R   110,252
695 Heritage Harbour North Community Development District, Florida,
Capital Improvement Revenue Bond, Refunding Series 2017A-1,
5.000%, 5/01/27 - AGM Insured
No Opt. Call AA   754,610
Hidden Creek Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area
3, Series 2019A-1:
155 4.125%, 11/01/24, 144A No Opt. Call N/R   154,551
450 4.500%, 11/01/29, 144A No Opt. Call N/R   451,669
Hidden Creek North Community Development District,
Florida, Special Assessment Bonds, 2019 Project, Series
2019A-1:
245 3.500%, 11/01/24 No Opt. Call N/R   242,148
845 4.000%, 11/01/30 11/29 at 100.00 N/R   812,932

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
218
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Highland Meadows II Community Development District,
Davenport, Polk County, Florida, Special Assessment
Revenue Bonds, Assessment Area 7/7A Project, Series
2019:
$ 245 3.875%, 11/01/31 11/29 at 100.00 N/R   $ 229,229
40 4.200%, 11/01/39 11/29 at 100.00 N/R   35,688
Highland Meadows West Community Development
District, Haines City, Florida, Special Assessment Bonds,
Area 2 Project, Series 2020A:
210 3.250%, 5/01/31 5/30 at 100.00 N/R   186,745
420 3.625%, 5/01/40 5/30 at 100.00 N/R   339,133
150 Highland Meadows West Community Development District, Haines
City, Florida, Special Assessment Bonds, Area 3 Project, Series 2020A,
3.625%, 5/01/40
5/30 at 100.00 N/R   121,119
Highland Meadows West Community Development
District, Haines City, Florida, Special Assessment Bonds,
Series 2019:
120 4.000%, 11/01/24, 144A No Opt. Call N/R   119,426
540 4.125%, 11/01/29, 144A No Opt. Call N/R   530,993
Highlands Community Development District,
Hillborough County, Florida, Special Assessment Bonds,
Assessment Area 4 Project, Series 2018:
80 4.250%, 6/15/24, 144A No Opt. Call N/R   80,025
245 4.750%, 6/15/29, 144A No Opt. Call N/R   247,847
2,200 Highlands Community Development District, Hillborough County,
Florida, Special Assessment Bonds, Refunding Series 2016, 4.250%,
5/01/31
5/26 at 100.00 BBB   2,218,458
225 Hunter's Ridge Community Development District 1, Flagler County,
Florida, Special Assessment Bonds, Assessment Area 1, Series 2019,
4.250%, 11/01/29, 144A
No Opt. Call N/R   222,640
33 Islands at Doral III Community Development District, Doral, Florida,
Special Assessment Bonds, Expanded Area Project, Series 2014,
4.750%, 5/01/25
5/24 at 100.00 N/R   33,112
2,500 Islands at Doral III Community Development District, Doral, Florida,
Special Assessment Bonds, Refunding Series 2013, 4.125%, 5/01/35
5/23 at 100.00 A-   2,500,275
375 Isles of Bartram Park Community Development District, Saint Johns
County, Florida, Special Assessment Bonds, Series 2015, 4.375%,
11/01/25
No Opt. Call N/R   374,876
270 Isles of Bartram Park Community Development District, Saint Johns
County, Florida, Special Assessment Bonds, Series 2017, 4.000%,
11/01/27
No Opt. Call N/R   266,085
80 K-Bar Ranch Community Development District, Florida, Special
Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%,
11/01/24
No Opt. Call N/R   80,188
Kindred Community Development District II, Osceola
County, Florida, Special Assessment Revenue Bonds,
Series 2021:
165 2.200%, 5/01/26 No Opt. Call N/R   153,980
235 2.700%, 5/01/31 No Opt. Call N/R   200,389
230 Kindred Community Development District, Osceola County, Florida,
Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26
No Opt. Call N/R   227,562
455 Kindred Community Development District, Osceola County, Florida,
Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/27
No Opt. Call N/R   449,253

219
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Kingman Gate Community Development District,
Homestead, Florida, Special Assessment Bonds, Project
2021 Series 2021:
$ 160 2.500%, 6/15/26 No Opt. Call N/R   $ 151,568
250 3.125%, 6/15/31 No Opt. Call N/R   228,413
750 3.600%, 6/15/41 6/31 at 100.00 N/R   620,722
495 Lake Ashton Community Development District, Polk County, Florida,
Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%,
5/01/25
No Opt. Call N/R   498,910
3,000 Lake County, Florida Retirement Facility Revenue Bonds, Lakeside at
Waterman Village Project, Series 2020A, 5.500%, 8/15/40
8/27 at 103.00 N/R   2,661,630
Lake County, Florida, Educational Facilities Revenue
Bonds, Imagine South Lake Charter School Project,
Series 2019A:
400 5.000%, 1/15/29, 144A No Opt. Call N/R   404,488
550 5.000%, 1/15/39, 144A 7/29 at 100.00 N/R   526,223
Lake Deer Community Development District, Polk
County Florida, Special Assessment Revenue Bonds,
Series 2022:
575 4.500%, 5/01/27 No Opt. Call N/R   565,323
670 5.000%, 5/01/32 No Opt. Call N/R   652,814
1,680 5.500%, 5/01/42 5/37 at 100.00 N/R   1,627,853
1,280 Lakes by the Bay South Community Development District, Florida,
Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24
No Opt. Call N/R   1,290,406
240 Lakeside Community Development District, Pasco County, Florida,
Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25
No Opt. Call N/R   240,739
Lakeside Community Development District, Pasco
County, Florida, Capital Improvement Revenue Bonds,
Series 2018:
95 4.000%, 5/01/23 No Opt. Call N/R   94,971
550 4.600%, 5/01/28 No Opt. Call N/R   553,569
Lakeside Preserve Community Development District,
Lakeland, Florida, Special Assessment Bonds, Series
2019:
25 3.875%, 5/01/24 No Opt. Call N/R   24,859
145 4.250%, 5/01/29 No Opt. Call N/R   143,833
Lakewood Park Community Development District,
Florida, Special Assessment Revenue Bonds, Assessment
Area 1, Series 2021:
100 2.625%, 5/01/26 No Opt. Call N/R   94,391
120 3.200%, 5/01/31 No Opt. Call N/R   107,431
325 3.625%, 5/01/41 5/31 at 100.00 N/R   258,616
420 Lakewood Ranch Stewardship District, Florida, Special Assessment
Revenue Bonds, Del Webb Project, Series 2017, 4.300%, 5/01/27,
144A
No Opt. Call N/R   420,407
275 Lakewood Ranch Stewardship District, Florida, Special Assessment
Revenue Bonds, Isles Lakewood Ranch Project, Series 2019, 3.875%,
5/01/29
No Opt. Call N/R   266,065
Lakewood Ranch Stewardship District, Florida, Special
Assessment Revenue Bonds, Star Farms at Lakewood
Ranch Project, Series 2021:
140 2.300%, 5/01/26, 144A No Opt. Call N/R   131,474
210 2.700%, 5/01/31, 144A No Opt. Call N/R   179,451
560 Landings at Miami Coummunity Development District, Miami-Dade
County, Florida, Special Assessment Bonds, Series 2018, 4.125%,
11/01/28, 144A
No Opt. Call N/R   553,213

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
220
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Lee County Industrial Development Authority, Florida,
Charter School Revenue Bonds, Lee County Community
Charter Schools, Series 2007A:
$ 3,295 5.250%, 6/15/27 5/23 at 100.00 BB   $ 3,246,761
5,000 5.375%, 6/15/37 5/23 at 100.00 BB   4,846,500
3,450 Lee County Industrial Development Authority, Florida, Healthcare
Facilities Revenue Bonds, Cypress Cove at HealthPark Florida, Inc.
Project Temps-50,Series 2022B-2, 3.250%, 10/01/26
10/23 at 100.00 BB+   3,305,618
1,710 Lee County Industrial Development Authority, Florida, Healthcare
Facilities Revenue Bonds, Cypress Cove at HealthPark Florida, Inc.
Project Temps-80,Series 2022B-1, 3.750%, 10/01/27
10/23 at 100.00 BB+   1,620,977
Lee County Industrial Development Authority, Florida,
Healthcare Facilities Revenue Bonds, Preserve Project,
Series 2017A:
325 5.000%, 12/01/27, 144A 5/23 at 105.00 N/R   291,622
210 5.375%, 12/01/32, 144A 5/23 at 105.00 N/R   172,631
Leomas Landing Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment Area 1, Series 2021:
115 2.400%, 5/01/26 No Opt. Call N/R   107,972
165 2.950%, 5/01/31 No Opt. Call N/R   143,720
415 3.350%, 5/01/41 5/31 at 100.00 N/R   316,778
LTC Rance Residential Community Development District,
Port Saint Lucie, Florida, Special Assessment Bonds,
Assessment Area 1 Project, Series 2021A:
300 2.500%, 5/01/26 No Opt. Call N/R   282,519
700 3.125%, 5/01/31 No Opt. Call N/R   616,707
2,000 3.450%, 5/01/41 5/31 at 100.00 N/R   1,556,820
4,445 LTC Rance Residential Community Development District, Port Saint
Lucie, Florida, Special Assessment Bonds, Assessment Area 1 Project,
Series 2021B, 3.250%, 5/01/31
5/23 at 100.00 N/R   3,952,761
Lucerne Park Community Development District, Florida,
Special Assessment Revenue Bonds, Series 2019:
60 3.800%, 5/01/24 No Opt. Call N/R   59,615
415 4.000%, 5/01/29 No Opt. Call N/R   406,272
Magic Place Community Development District, Osceola
County, Florida, Special Assessment Revenue Bonds,
Series 2019:
345 3.625%, 5/01/24 No Opt. Call N/R   342,161
2,385 3.875%, 5/01/30 No Opt. Call N/R   2,244,619
270 Majorca Isles Community Development District, Mianmi Gardens,
Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25
No Opt. Call N/R   272,506
900 Mediterranea Community Development District, Riviera Beach, Florida,
Special Assessment Bonds, Area 2 Project, Refunding & Improvement
Series 2017, 4.250%, 5/01/29
5/28 at 100.00 N/R   893,898
655 Miami Dade County Industrial Development Authority, Florida,
Educational Facilities Revenue Bonds, Miami Community Charter
School Inc Project, Series 2020A, 4.250%, 6/01/30, 144A
6/26 at 103.00 Ba2   596,522
1,640 Miami Dade County Industrial Development Authority, Florida,
Educational Facilities Revenue Bonds, South Florida Autism Charter
School Project, Series 2017, 5.250%, 7/01/27, 144A
No Opt. Call N/R   1,619,648
Miami Health Facilities Authority, Florida, Health Facilities
Revenue Bonds, Miami Jewish Health System Inc.
Project, Series 2017:
600 5.000%, 7/01/25 No Opt. Call BB+   582,546

221
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,000 5.000%, 7/01/28 7/27 at 100.00 BB+   $ 943,520
1,000 5.000%, 7/01/29 7/27 at 100.00 BB+   931,260
1,315 5.000%, 7/01/30 7/27 at 100.00 BB+   1,213,153
1,605 5.000%, 7/01/31 7/27 at 100.00 BB+   1,467,548
695 5.000%, 7/01/32 7/27 at 100.00 BB+   628,843
3,145 Miami World Center Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, Series 2017, 4.750%,
11/01/27
No Opt. Call N/R   3,186,608
12,835 Miami-Dade County Expressway Authority, Florida, Toll System Revenue
Bonds, Series 2005D, 5.170%, 7/01/33 - AMBAC Insured (1-Month
LIBOR reference rate + 1.050% spread), (UB) (4),(5)
1/23 at 100.00 BBB+   12,886,982
12,830 Miami-Dade County Expressway Authority, Florida, Toll System Revenue
Bonds, Series 2005E, 5.170%, 7/01/34 - AMBAC Insured (1-Month
LIBOR reference rate + 1.050% spread), (UB) (4),(5)
1/23 at 100.00 BBB+   12,891,071
7,400 Miami-Dade County Housing Finance Authority, Florida, Multifamily
Housing Revenue Bonds, Edison Tower Apartments, Series 2022A,
6.000%, 11/01/52, 144A
11/36 at 100.00 N/R   7,621,556
13,600 Miami-Dade County Housing Finance Authority, Florida, Multifamily
Housing Revenue Bonds, Edison Tower Apartments, Series 2022B,
5.000%, 11/01/26, 144A
No Opt. Call N/R   13,705,536
260 Miami-Dade County Industrial Development Authority, Florida,
Revenue Bonds, PInecrest Academy Project, Series 2014, 5.000%,
9/15/24
No Opt. Call BBB   262,759
400 Miami-Dade County Industrial Development Authority, Florida,
Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A,
5.000%, 9/15/25, 144A
No Opt. Call N/R   398,532
1,000 Miami-Dade County Industrual Development Authority, Florida,
Revenue Bonds, Doral Academy, Seres 2018, 5.000%, 1/15/32
1/28 at 100.00 BBB-   1,039,830
Miami-Dade County, Florida, Water and Sewer System
Revenue Bonds, Series 2021:
850 5.000%, 10/01/34 10/31 at 100.00 A+   992,214
1,240 5.000%, 10/01/35 10/31 at 100.00 A+   1,434,221
Middleton Community Development Authority,
Florida,  Series 2022:
500 5.200%, 5/01/27, 144A No Opt. Call N/R   503,765
1,105 5.450%, 5/01/32, 144A 11/30 at 100.00 N/R   1,130,603
2,620 5.850%, 5/01/37, 144A 11/30 at 100.00 N/R   2,682,566
3,570 6.100%, 5/01/42, 144A 11/30 at 100.00 N/R   3,634,688
Midtown Miami Community Development District,
Florida, Special Assessment Revenue Bonds,
Infrastrusture Project, Refunding Series 2014B:
865 4.250%, 5/01/24 5/23 at 100.00 N/R   864,576
2,620 5.000%, 5/01/29 5/23 at 100.00 N/R   2,620,026
300 Mirada Community Development District, Florida, Capital Improvement
Bonds,  Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29
No Opt. Call N/R   303,810
2,110 Mirada Community Development District, Pasco County, Florida, Bond
Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24
5/23 at 100.00 N/R   2,110,190
Mirada II Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2021:
510 2.500%, 5/01/26 No Opt. Call N/R   480,282
765 3.125%, 5/01/31 No Opt. Call N/R   673,307
2,745 3.500%, 5/01/41 5/31 at 100.00 N/R   2,131,685
1,505 Miromar Lakes Community Development District, Lee County, Florida,
Capital Improvement Revenue Bonds, Refunding Series 2015,
5.000%, 5/01/28
5/25 at 100.00 N/R   1,521,736

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
222
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 420 Naples Reserve Community Development District, Collier County,
Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25
11/24 at 100.00 N/R   $ 423,255
535 Naples Reserve Community Development District, Collier County,
Florida, Special Assessment Bonds, Series 2018, 4.625%, 11/01/29,
144A
11/28 at 100.00 N/R   538,665
North AR-1 of Pasco Community Development
District, Florida, Capital Improvement Revenue Bonds,
Assessment Area 1, Series 2021:
160 2.625%, 5/01/26 No Opt. Call N/R   151,026
320 3.125%, 5/01/31 No Opt. Call N/R   281,923
North AR-1 of Pasco Community Development
District, Florida, Capital Improvement Revenue Bonds,
Assessment Area 2, Series 2021A:
305 2.625%, 5/01/26, 144A No Opt. Call N/R   287,892
395 3.250%, 5/01/31, 144A No Opt. Call N/R   351,258
1,000 3.550%, 5/01/41, 144A 5/31 at 100.00 N/R   782,270
North Boulevard Community Development District,
Haines, Polk County, Florida, Special Assessment Bonds,
Series 2019:
65 4.250%, 11/01/24 No Opt. Call N/R   64,836
305 4.750%, 11/01/29 No Opt. Call N/R   307,513
North Park Isle Community Development District, Plant
City, Florida, Special Assessment Revenue Bonds,
Assessment Area 1, Series 2019:
120 3.625%, 5/01/24 No Opt. Call N/R   118,987
810 4.000%, 5/01/30 5/29 at 100.00 N/R   781,245
North Park Isle Community Development District, Plant
City, Florida, Special Assessment Revenue Bonds,
Assessment Area 2, Series 2021:
295 2.450%, 11/01/26 No Opt. Call N/R   273,261
500 3.000%, 11/01/31 No Opt. Call N/R   432,985
1,585 3.375%, 11/01/41 11/31 at 100.00 N/R   1,214,221
North Powerline Road Community Development District,
Polk County, Florida, Special Assessment Revenue
Bonds, Series 2020:
265 2.625%, 5/01/25 No Opt. Call N/R   254,612
490 3.125%, 5/01/30 No Opt. Call N/R   438,844
North Powerline Road Community Development District,
Polk County, Florida, Special Assessment Revenue
Bonds, Series 2022:
230 4.750%, 5/01/27, 144A No Opt. Call N/R   228,645
295 5.250%, 5/01/32, 144A No Opt. Call N/R   291,221
1,850 North Springs Improvement District, Browaard County, Florida, Special
Assessment Bonds, Area C, Series 2017, 4.000%, 5/01/28
No Opt. Call N/R   1,824,858
North Springs Improvement District, Broward County,
Florida, Special Assessment Bonds, Parkland Bay Unit
Area, Series 2018:
1,465 4.250%, 5/01/28, 144A No Opt. Call N/R   1,460,986
3,000 4.875%, 5/01/38, 144A 5/28 at 100.00 N/R   2,925,150
1,100 Northern Palm Beach County Improvement District, Florida, Water
Control and Improvement Bonds, Development Unit 2C, Series 2014,
4.500%, 8/01/24
No Opt. Call N/R   1,103,003
1,400 Northern Palm Beach County Improvement District, Florida, Water
Control and Improvement Bonds, Development Unit 2C, Series 2017,
5.000%, 8/01/32
8/27 at 100.00 N/R   1,422,274

223
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 1,545 Northern Palm Beach County Improvement District, Florida, Water
Control and Improvement Bonds, Development Unit 53, Series 2015,
4.650%, 8/01/25
No Opt. Call N/R   $ 1,552,339
Northern Palm Beach County Improvement District,
Florida, Water Control and Improvement Bonds,
Development Unit 53, Series 2018A:
370 4.500%, 8/01/24 No Opt. Call N/R   370,588
1,100 4.875%, 8/01/29 No Opt. Call N/R   1,120,889
Northern Palm Beach County Improvement District,
Florida, Water Control and Improvement Bonds,
Development Unit 53, Series 2021:
930 2.300%, 8/01/26 No Opt. Call N/R   866,490
1,310 2.875%, 8/01/31 No Opt. Call N/R   1,127,701
235 Oaks Shady Creek Community Development District, Florida, Special
Assessment Bonds, Series 2015, 4.250%, 11/01/25
No Opt. Call N/R   234,307
285 Old Hickory Community Development District, Osceola County, Florida,
Special Assessment Bonds, Series 2020, 3.000%, 6/15/30
No Opt. Call N/R   259,940
490 Orchid Grove Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25
No Opt. Call N/R   490,617
Osceola Village Center Community Development
District, Florida, Special Assessment Bonds, 2021
Project, Series 2021:
65 2.375%, 5/01/26, 144A No Opt. Call N/R   61,035
175 2.875%, 5/01/31, 144A No Opt. Call N/R   151,564
370 3.300%, 5/01/41, 144A 5/31 at 100.00 N/R   280,667
775 Palm Beach County Health Facilities Authority, Florida, Revenue Bonds,
Lifespace Community Inc., Series 2015C, 5.000%, 5/15/27
5/25 at 100.00 BBB   744,062
Palm Beach County Health Facilities Authority, Florida,
Revenue Bonds, Toby & Leon Cooperman Sinai
Residences of Boca Raton, Refunding Series 2022:
200 4.000%, 6/01/26 No Opt. Call N/R   194,610
1,250 4.000%, 6/01/31 6/27 at 103.00 N/R   1,156,725
915 Palm Beach County, Florida, Revenue Bonds, Provident Group - PBAU
Properties LLC - Palm Beach Atlantic University Housing Project,
Series 2019A, 5.000%, 4/01/29, 144A
No Opt. Call Ba1   924,864
950 Palm Glades Community Development District, Florida, Special
Assessment Bonds, Refunding Series 2017, 4.000%, 5/01/27
No Opt. Call BBB-   938,002
Park East Community Development District, Florida,
Special Assessment Revenue Bonds, Series 2021:
295 2.400%, 11/01/26, 144A No Opt. Call N/R   269,108
820 2.875%, 11/01/31, 144A No Opt. Call N/R   690,014
1,615 3.150%, 11/01/41, 144A 11/31 at 100.00 N/R   1,178,772
Parker Road Community Development District, Florida,
Capital Improvement Revenue Bonds, Refudning Series
2020:
130 3.100%, 5/01/25 No Opt. Call N/R   126,537
335 3.375%, 5/01/30 No Opt. Call N/R   304,984
Parkland Preserve Community Development District,
Saint Johns County, Florida, Special Assessment
Revenue Bonds, Series 2019A:
120 4.500%, 5/01/24 No Opt. Call N/R   120,067
815 4.750%, 5/01/30 No Opt. Call N/R   818,578

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
224
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Parrish Lakes Community Development District, Manatee
County, Florida, Capital Improvement Revenue Bonds,
Assessment Area 1, Series 2023:
$ 505 4.000%, 5/01/30 No Opt. Call N/R   $ 491,320
1,540 5.125%, 5/01/43 5/33 at 100.00 N/R   1,479,293
Parrish Plantation Community Development District,
Manatee County, Florida, Special Assessment Revenue
Bonds, Assessment Area 1, Series 2021:
335 3.125%, 5/01/31 No Opt. Call N/R   296,730
1,000 3.500%, 5/01/41 5/31 at 100.00 N/R   790,350
Peace Creek Community Development District, Winter
Haven, Florida, Special Assessment Revenue Bonds,
Area One Series 2023:
500 4.250%, 6/15/30, 144A , (WI/DD, Settling 4/18/23) No Opt. Call N/R   499,975
1,475 5.125%, 6/15/43, 144A , (WI/DD, Settling 4/18/23) 6/33 at 100.00 N/R   1,470,295
7,795 Pine Island Community Development District, Florida, Special
Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35
5/23 at 100.00 N/R   7,821,113
Pine Isle Community Development District, Miami-Dade
County, Florida, Special Assessment Bonds, Series 2021:
165 2.375%, 12/15/26, 144A No Opt. Call N/R   154,029
230 3.000%, 12/15/31, 144A No Opt. Call N/R   206,310
1,000 3.250%, 12/15/41, 144A 12/31 at 100.00 N/R   774,600
8,165 Pinellas County Health Facilities Authority, Florida, Health Care Facilities
Revenue Bonds, Mease Life, Inc. Project, Refunding Series 2021,
7.000%, 1/01/57, 144A
4/23 at 108.00 N/R   5,828,014
225 Pinellas County Industrial Development Authority, Florida, Industrial
Development Revenue Bonds, Drs. Kiran & Pallavi Patel 2017
Foundation for Global Understanding, Inc., Project, Series 2019,
5.000%, 7/01/39
7/29 at 100.00 N/R   221,785
270 Poinciana West Community Development District, Florida, Special
Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%,
5/01/30
5/27 at 100.00 N/R   276,550
Pompano Beach, Florida, Revenue Bonds, John Knox
Village of Florida Inc Project, Series 2021A:
1,050 4.000%, 9/01/36 9/27 at 103.00 BBB   904,638
1,215 4.000%, 9/01/41 9/27 at 103.00 BBB   968,343
Preserve at South Branch Community Development
District, Pasco County, Florida, Special Assessment
Revenue Bonds, Phase 3 Series 2021:
150 2.500%, 5/01/26 No Opt. Call N/R   142,538
350 3.000%, 5/01/31 No Opt. Call N/R   315,658
750 3.500%, 5/01/41 5/31 at 100.00 N/R   610,140
285 Randal Park Community Development District, Orlando, Florida, Special
Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25
No Opt. Call N/R   284,162
1,635 Reunion East Community Development District, Osceola County,
Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%,
5/01/25
No Opt. Call N/R   1,660,849
Reunion East Community Development District, Osceola
County, Florida, Special Assessment Bonds, Series 2021:
235 2.400%, 5/01/26 No Opt. Call N/R   221,304
70 2.850%, 5/01/31 No Opt. Call N/R   60,416
195 3.150%, 5/01/41 5/31 at 100.00 N/R   146,804
360 Reunion West Community Development District, Florida, Special
Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement
Series 2015, 4.250%, 5/01/25
No Opt. Call N/R   359,492

225
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 760 Reunion West Community Development District, Florida, Special
Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28
11/26 at 100.00 N/R   $ 761,816
1,030 Reunion West Community Development District, Florida, Special
Assessment Bonds, Area 4 Project, Series 2017, 4.250%, 11/01/28,
144A
11/27 at 100.00 N/R   1,026,714
Reunion West Community Development District, Florida,
Special Assessment Bonds, Refunding Series 2022:
195 3.000%, 5/01/23, 144A No Opt. Call N/R   194,797
225 3.000%, 5/01/24, 144A No Opt. Call N/R   221,780
225 3.000%, 5/01/25, 144A No Opt. Call N/R   219,215
285 3.000%, 5/01/26, 144A No Opt. Call N/R   275,213
290 3.000%, 5/01/27, 144A No Opt. Call N/R   275,393
400 3.000%, 5/01/28, 144A No Opt. Call N/R   375,460
425 3.000%, 5/01/29, 144A No Opt. Call N/R   393,524
455 3.000%, 5/01/30, 144A No Opt. Call N/R   408,945
440 3.000%, 5/01/31, 144A No Opt. Call N/R   389,154
1,305 3.000%, 5/01/36, 144A 5/32 at 100.00 N/R   1,064,332
Reunion West Community Development District,
Osceola County, Florida, Special Assessment Bonds,
Area 5 Project, Series 2019:
70 3.750%, 5/01/24 No Opt. Call N/R   69,616
500 4.000%, 5/01/30 5/29 at 100.00 N/R   484,375
Rhodine Road North Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Series 2022:
100 2.600%, 5/01/27 No Opt. Call N/R   94,421
195 3.000%, 5/01/32 No Opt. Call N/R   174,344
495 3.300%, 5/01/42 5/32 at 100.00 N/R   383,565
River Glen Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area
2, Series 2021:
305 2.375%, 5/01/26 No Opt. Call N/R   286,145
350 3.000%, 5/01/31 No Opt. Call N/R   305,469
1,000 3.375%, 5/01/41 5/31 at 100.00 N/R   769,810
River Hall Community Development District, Lee County,
Florida, Capital Improvement Revenue Bonds, Refunding
Series 2021A-1:
1,000 3.000%, 5/01/31 No Opt. Call N/R   878,780
1,000 3.000%, 5/01/36 5/31 at 100.00 N/R   791,100
River Hall Community Development District, Lee County,
Florida, Capital Improvement Revenue Bonds, Refunding
Series 2021A-2:
1,000 3.000%, 5/01/31 No Opt. Call N/R   878,780
1,000 3.000%, 5/01/36 5/31 at 100.00 N/R   791,100
470 Riverbend West Community Development District, Hilsborough County,
Florida, Special Assessment Bonds, Series 2019, 4.000%, 11/01/39,
144A
11/29 at 100.00 N/R   408,952
475 Rivers Edge Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2018A-2, 4.375%, 5/01/28
No Opt. Call N/R   475,394
Rivers Edge II Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2021:
150 2.400%, 5/01/26 No Opt. Call N/R   140,833
300 3.000%, 5/01/31 No Opt. Call N/R   261,831
1,040 3.500%, 5/01/41 5/31 at 100.00 N/R   807,633

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
226
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Rivers Edge III Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2021:
$ 155 2.400%, 5/01/26, 144A No Opt. Call N/R   $ 145,486
300 3.000%, 5/01/31, 144A No Opt. Call N/R   262,437
780 3.500%, 5/01/41, 144A 5/31 at 100.00 N/R   604,524
270 Rolling Hills Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26
No Opt. Call N/R   271,293
Rolling Hills Community Development District, Florida,
Capital Improvement Revenue Bonds, Series 2020A-1:
285 3.875%, 5/01/30 No Opt. Call N/R   267,504
805 4.625%, 5/01/40 5/30 at 100.00 N/R   736,366
1,885 Rolling Oaks Community Development District, Florida, Special
Assessment Bonds, Series 2016, 5.250%, 11/01/28
11/27 at 100.00 N/R   1,926,055
Rolling Oaks Community Development District, Florida,
Special Assessment Bonds, Series 2018:
100 4.375%, 11/01/23, 144A No Opt. Call N/R   100,048
640 4.875%, 11/01/28, 144A No Opt. Call N/R   649,888
Rolling Oaks Community Development District, Osceola
County, Florida, Special Assessment Bonds, 2022
Assessment Area, Series 2022:
235 5.625%, 5/01/29, 144A No Opt. Call N/R   237,620
830 6.250%, 5/01/42, 144A 5/33 at 100.00 N/R   851,140
165 Sabal Palm Community Development District, Florida, Special
Assessment Bonds, Series 2014, 6.125%, 11/01/27
11/24 at 100.00 N/R   169,282
500 Sabal Palm Community Development District, Florida, Special
Assessment Bonds, South Parcel Series 2017, 4.250%, 11/01/28,
144A
11/27 at 100.00 N/R   497,000
10,650 Saint Johns County Housing Authority, Florida, Multifamily Mortgage
Revenue Bonds, Victoria Crossing, Series 2021B, 2.720%, 10/01/24,
(Mandatory Put 4/01/24), 144A
4/24 at 100.00 N/R   10,301,639
Saltmeadows Community Development District,
Manatee County, Florida, Special Assessment Revenue
Bonds, Assessment Area 1, Series 2022:
160 4.625%, 5/01/29 No Opt. Call N/R   160,475
1,000 5.250%, 5/01/42 5/33 at 100.00 N/R   985,740
Sawyers Landing Community Development District,
Florida, Special Assessment Revenue Bonds, Series
2021:
595 3.250%, 5/01/26, 144A No Opt. Call N/R   574,484
1,165 3.750%, 5/01/31, 144A No Opt. Call N/R   1,077,241
290 4.125%, 5/01/41, 144A 5/31 at 100.00 N/R   243,211
Scenic Terrace South Community Development District,
Lake Hamilton, Florida, Special Assessment Revenue
Bonds, Series 2022 Project, Series 2022:
515 3.750%, 5/01/27, 144A No Opt. Call N/R   499,890
875 4.125%, 5/01/32, 144A No Opt. Call N/R   832,239
Seminole County Industrial Development Authority,
Florida, Retirement Facility Revenue Bonds, Legacy
Pointe At UCF Project, Series 2019A:
5,000 5.000%, 11/15/29 11/26 at 103.00 N/R   4,583,950
2,000 5.250%, 11/15/39 11/26 at 103.00 N/R   1,699,360
5,200 5.500%, 11/15/49 11/26 at 103.00 N/R   4,279,912
1,500 5.750%, 11/15/54 11/26 at 103.00 N/R   1,257,480

227
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Shell Point Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Refunding Series 2019:
$ 170 4.000%, 11/01/24, 144A No Opt. Call N/R   $ 168,939
Sherwood Manor Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Area One, Series 2018:
65 4.000%, 11/01/23, 144A No Opt. Call N/R   64,901
540 4.625%, 11/01/29, 144A No Opt. Call N/R   543,758
Shingle Creek at Branson Community Development
District, Osceola County, Florida, Special Assessment
Revenue Bonds, Series 2021:
405 2.500%, 6/15/26 No Opt. Call N/R   380,502
500 3.100%, 6/15/31 No Opt. Call N/R   442,260
255 Silverado Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1,
5.000%, 11/01/28, 144A
No Opt. Call N/R   258,037
75 Silverado Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/27,
144A
No Opt. Call N/R   75,500
205 Six Mile Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 1, Refunding Series
2015, 4.375%, 5/01/25
5/24 at 101.00 N/R   205,033
Six Mile Creek Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area
2 Phase 2, Series 2017A:
195 3.625%, 11/01/23 No Opt. Call N/R   194,177
1,125 4.500%, 11/01/28 11/27 at 100.00 N/R   1,129,399
Six Mile Creek Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area
2 Phase 3B, Refunding Series 2021:
175 2.500%, 5/01/26 No Opt. Call N/R   164,184
325 3.100%, 5/01/31 No Opt. Call N/R   285,795
1,000 3.400%, 5/01/41 5/31 at 100.00 N/R   765,180
485 Six Mile Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 2, Series 2016,
4.750%, 11/01/28
11/27 at 100.00 N/R   489,705
Solterra Resort Community Development District, Polk
County, Florida, Special Assessment Bonds, Series 2018:
160 4.000%, 5/01/23 No Opt. Call N/R   159,966
1,145 4.750%, 5/01/29 No Opt. Call N/R   1,157,160
South Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Area 1 Series 2021:
125 2.375%, 6/15/26 No Opt. Call N/R   117,957
175 2.875%, 6/15/31 No Opt. Call N/R   155,677
500 3.250%, 6/15/41 6/31 at 100.00 N/R   388,630
700 South Fork III Community Development District, Florida, Special
Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29
5/27 at 100.00 N/R   709,044
South Fork III Community Development District, Florida,
Special Assessment Revenue Bonds, Refunding Series
2018:
105 4.000%, 5/01/24 No Opt. Call N/R   104,674
595 4.625%, 5/01/29 5/28 at 100.00 N/R   599,790

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
228
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 195 South Village Community Development District, Clay County, Florida,
Capital Improvement Revenue Bonds, Refunding Series 2016A2,
4.350%, 5/01/26
No Opt. Call N/R   $ 194,877
1,925 Southeast Overtown/Park West Community Redevelopement Agency,
Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%,
3/01/24, 144A
No Opt. Call BBB+   1,959,361
Southern Grove Community Develoment District 5,
Port Saint Lucie, Florida, Special Assessment Bonds,
Community Infrastructure Series 2021:
230 2.400%, 5/01/26 No Opt. Call N/R   215,945
450 2.800%, 5/01/31 No Opt. Call N/R   386,690
1,110 3.125%, 5/01/41 5/31 at 100.00 N/R   814,562
Southern Grove Community Development District 5,
Florida, Special Assessment Infrastructure Bonds, Series
2019:
55 2.875%, 5/01/24 No Opt. Call N/R   54,018
295 3.250%, 5/01/29 No Opt. Call N/R   275,258
370 3.600%, 5/01/34 5/29 at 100.00 N/R   324,235
Spencer Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2019:
75 3.750%, 5/01/24 No Opt. Call N/R   74,480
430 4.375%, 5/01/29 No Opt. Call N/R   429,381
220 Spring Lake Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, Area One Project, Series 2014,
4.750%, 11/01/24
No Opt. Call N/R   220,807
1,290 Spring Lake Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, Area Two Project, Series 2017,
4.500%, 11/01/28, 144A
11/27 at 100.00 N/R   1,296,037
1,000 St. Augustine Community Development District, St. Johns County,
Florida, Special Assessment Bonds, 2022 Project, Series 2022,
5.375%, 6/15/42
6/33 at 100.00 N/R   998,720
Stellar North Community Development District, Miami-
Dade County, Florida, Special Assessment Bonds, 2021
Project, Series 2021:
155 2.450%, 5/01/26, 144A No Opt. Call N/R   145,116
370 3.000%, 5/01/31, 144A No Opt. Call N/R   322,925
1,000 3.200%, 5/01/41, 144A 5/31 at 100.00 N/R   737,980
Stillwater Community Development District, Saint John's
County, Florida, Special Assessment Bonds,  2021
Project Series 2021:
325 2.375%, 6/15/26, 144A No Opt. Call N/R   304,421
200 3.000%, 6/15/31, 144A No Opt. Call N/R   174,600
Stonewater Community Development District, Cape
Coral, Florida, Special Assessment Revenue Bonds,
Refunding Series 2021:
220 2.250%, 11/01/26, 144A No Opt. Call N/R   203,830
355 3.000%, 11/01/32, 144A No Opt. Call N/R   302,946
750 3.300%, 11/01/41, 144A 11/32 at 100.00 N/R   570,375
280 Stoneybrook North Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area One Project, Series
2017A-1, 5.000%, 11/01/27
No Opt. Call N/R   281,439
505 Stoneybrook North Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area One Project, Series
2017A-3, 5.875%, 11/01/29
5/23 at 101.00 N/R   510,287

229
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 270 Stoneybrook North Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area Two Project, Series
2022, 5.500%, 11/01/29, 144A
No Opt. Call N/R   $ 273,513
1,000 Stoneybrook South at Championsgate Community Development
District, Osceola County, Florida, Special Assessment Revenue Bonds,
2019 Assessment Area Series 2019NM, 4.000%, 6/15/30
6/29 at 100.00 N/R   971,020
550 Stoneybrook South at Championsgate Community Development
District, Osceola County, Florida, Special Assessment Revenue Bonds,
Parcel K Assessment Area, Series 2017, 4.000%, 12/15/28
No Opt. Call N/R   543,582
170 Stoneybrook South Community Development District, Florida, Special
Assessment Revenue Bonds, Assessment Area One Project, Series
2013, 5.500%, 5/01/24
5/23 at 100.00 N/R   170,355
665 Stoneybrook South Community Development District, Osceola County,
Florida, Special Assessment Revenue Bonds, Assessment Area Two-A
Project, Series 2014, 4.750%, 11/01/24
No Opt. Call N/R   668,864
505 Storey Creek Community Development District, Osceloa County,
Florida, Special Assessment Bonds, Assessment Area 1 Project, Series
2019, 3.625%, 12/15/30
12/29 at 100.00 N/R   465,943
625 Storey Creek Community Development District, Osceloa County,
Florida, Special Assessment Bonds, Assessment Area 2 Project, Series
2022, 5.200%, 6/15/42, 144A
6/32 at 100.00 N/R   615,344
Storey Drive Community Development District, Orlando,
Florida, Special Assessment Revenue Bonds, Series
2022:
200 2.550%, 6/15/27, 144A No Opt. Call N/R   184,864
375 3.000%, 6/15/32, 144A No Opt. Call N/R   323,366
1,000 3.250%, 6/15/42, 144A 6/32 at 100.00 N/R   756,850
Storey Park Community Development District, Orlando,
Florida, Special Assessment Revenue Bonds, Assessment
Area Four Project, Series 2021:
90 2.375%, 6/15/26, 144A No Opt. Call N/R   84,519
170 2.875%, 6/15/31, 144A No Opt. Call N/R   151,122
845 Storey Park Community Development District, Orlando, Florida, Special
Assessment Revenue Bonds, Assessment Area One Project, Series
2015, 4.500%, 11/01/26
11/25 at 100.00 N/R   848,363
Summer Woods Community Development District,
Manatee County, Florida, Special Assessment Bonds,
Area 1 Project, Series 2018A-1:
65 4.000%, 11/01/23, 144A No Opt. Call N/R   64,922
450 5.000%, 11/01/29, 144A 11/28 at 100.00 N/R   456,629
Summer Woods Community Development District,
Manatee County, Florida, Special Assessment Bonds,
Area 2 Project, Series 2020:
5 3.300%, 5/01/31 5/30 at 100.00 N/R   4,469
125 3.750%, 5/01/40 5/30 at 100.00 N/R   102,421
Summer Woods Community Development District,
Manatee County, Florida, Special Assessment Bonds,
Area 3, Series 2021:
200 2.500%, 5/01/26, 144A No Opt. Call N/R   188,346
300 3.150%, 5/01/31, 144A No Opt. Call N/R   264,798
720 3.450%, 5/01/41, 144A 5/31 at 100.00 N/R   555,034
Summerstone Community Development District, Pasco
County, Florida, Special Assessment Revenue Bonds,
Phase 1 Series 2020:
70 2.500%, 5/01/25 No Opt. Call N/R   67,325
165 3.250%, 5/01/30 No Opt. Call N/R   154,140

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
230
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Summerstone Community Development District, Pasco
County, Florida, Special Assessment Revenue Bonds,
Phase 2 Series 2021:
$ 185 2.200%, 5/01/26, 144A No Opt. Call N/R   $ 173,454
300 2.750%, 5/01/31, 144A No Opt. Call N/R   263,280
725 3.150%, 5/01/41, 144A 5/31 at 100.00 N/R   552,878
500 Sumter County Industrial Development Authority, Florida, Hospital
Revenue Bonds, Central Florida Health Alliance Projects, Series
2014A, 5.000%, 7/01/25
1/24 at 100.00 A-   507,045
275 Tapestry Community Development District, Florida, Special Assessment
Revenue Bonds, Series 2016, 4.250%, 5/01/26
No Opt. Call N/R   274,043
Three Rivers Community Development District, Florida,
Special Assessment Revenue Bonds, Series 2019A-1:
285 3.875%, 5/01/24 No Opt. Call N/R   283,393
1,600 4.125%, 5/01/29 No Opt. Call N/R   1,568,032
4,475 4.500%, 5/01/39 5/29 at 100.00 N/R   4,147,161
Timber Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2018:
95 4.125%, 11/01/24, 144A No Opt. Call N/R   94,604
400 4.625%, 11/01/29, 144A No Opt. Call N/R   402,564
Timber Creek Southwest Community Development
District, Lee County, Florida, Special Assessment Bonds,
Area 2 Project, Series 2021:
425 2.350%, 12/15/26, 144A No Opt. Call N/R   394,205
800 3.000%, 12/15/31, 144A No Opt. Call N/R   692,360
210 Tolomato Community Development District, Florida, Special
Assessment Bonds, Expansion Parcel Project, Series 2018, 4.350%,
5/01/28, 144A
No Opt. Call N/R   210,477
975 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.200%,
5/01/28, 144A
No Opt. Call N/R   991,829
Tolomato Community Development District, Florida,
Special Assessment Bonds, Refunding Series 2022A:
1,560 3.000%, 5/01/26 - AGM Insured, 144A No Opt. Call AA   1,572,932
1,655 3.000%, 5/01/28 - AGM Insured, 144A No Opt. Call AA   1,668,422
1,755 3.000%, 5/01/30 - AGM Insured, 144A No Opt. Call AA   1,754,596
1,865 3.000%, 5/01/32 - AGM Insured, 144A No Opt. Call AA   1,852,337
Tolomato Community Development District, Florida,
Special Assessment Bonds, Refunding Series 2022B:
1,420 2.625%, 5/01/27, 144A No Opt. Call N/R   1,316,823
1,545 3.000%, 5/01/32, 144A No Opt. Call N/R   1,329,658
6,000 3.250%, 5/01/40, 144A 5/32 at 100.00 N/R   4,595,100
Tolomato Community Development District, Florida,
Special Assessment Bonds, Refunding Series 2022C:
1,635 2.800%, 5/01/27, 144A No Opt. Call N/R   1,526,730
1,675 3.200%, 5/01/32, 144A No Opt. Call N/R   1,461,706
9,310 3.400%, 5/01/40, 144A 5/32 at 100.00 N/R   7,284,982
505 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Subordinate Lien Series 2018B-2,
4.625%, 5/01/28
No Opt. Call N/R   508,646
700 Tolomato Community Development District, Florida, Special
Assessment Bonds, Refunding Subordinate Lien Series 2019A-2,
3.850%, 5/01/29
No Opt. Call N/R   679,357

231
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 700 Toscana Isles Community Development District, Venice, Florida, Special
Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27
11/26 at 102.00 N/R   $ 722,722
735 Touchstone Community Development District, Hillsborough County,
Florida, Special Assessment Bonds, 2019 Project, Series 2019,
3.625%, 12/15/31
12/29 at 100.00 N/R   670,570
Towne Park Community Development District, Florida,
Special Assessment Bonds, Area 2B Project, Series 2018:
15 4.000%, 5/01/23 No Opt. Call N/R   14,997
150 5.000%, 5/01/28 No Opt. Call N/R   152,351
Towne Park Community Development District, Florida,
Special Assessment Bonds, Area 3A Project, Series 2018:
125 4.000%, 5/01/23 No Opt. Call N/R   124,975
720 5.000%, 5/01/28 No Opt. Call N/R   731,340
Towne Park Community Development District, Florida,
Special Assessment Bonds, Area 3B Project, Series 2019:
35 3.500%, 5/01/24 No Opt. Call N/R   34,693
365 4.000%, 5/01/30 No Opt. Call N/R   354,317
Towne Park Community Development District, Florida,
Special Assessment Bonds, Area 3C Project, Series 2019:
85 3.625%, 5/01/25 No Opt. Call N/R   83,837
500 4.000%, 5/01/31 5/30 at 100.00 N/R   482,775
120 4.450%, 5/01/39 5/30 at 100.00 N/R   112,177
120 Towne Park Community Development District, Florida, Special
Assessment Bonds, Series 2016, 5.000%, 11/01/28
11/26 at 100.00 N/R   122,507
675 Tradition Community Development District 1, Port Saint Lucie, Florida,
Irrigation System Revenue Bonds, Existing System Series 2017,
4.000%, 10/01/27
No Opt. Call N/R   665,894
Tradition Community Development District 9, Port Saint
Lucie, Florida, Special Assessment Bonds, Series 2021:
260 2.300%, 5/01/26 No Opt. Call N/R   244,239
115 2.700%, 5/01/31 No Opt. Call N/R   98,360
175 Trevesta Community Development District, Manatee County, Florida,
Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1,
5.000%, 11/01/26
No Opt. Call N/R   176,754
410 Trevesta Community Development District, Manatee County, Florida,
Special Assessment Revenue Bonds, Assessment Area 1 - Phase 2
Project, Series 2018, 4.750%, 11/01/29, 144A
No Opt. Call N/R   414,248
Triple Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Series 2019A:
130 3.875%, 5/01/24 No Opt. Call N/R   129,267
500 4.125%, 5/01/29 No Opt. Call N/R   492,425
Triple Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Village N&P Project, Series 2021:
480 2.500%, 11/01/26 No Opt. Call N/R   446,160
250 3.000%, 11/01/31 No Opt. Call N/R   216,493
1,000 3.500%, 11/01/41 11/31 at 100.00 N/R   779,880
285 Trout Creek Community Development District, Saint Johns County,
Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%,
5/01/25
No Opt. Call N/R   286,530
Trout Creek Community Development District, Saint
Johns County, Florida, Capital Improvement Revenue
Bonds, Series 2018:
145 4.500%, 5/01/23 No Opt. Call N/R   145,009

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
232
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 400 5.000%, 5/01/28 No Opt. Call N/R   $ 404,880
TSR Community Development District, Pasco County,
Florida, Special Assessment Revenue Bonds, Northwest
Assessment Area Parcels A, B & C, Series 2018:
105 4.000%, 11/01/24 No Opt. Call N/R   104,295
500 4.500%, 11/01/29 No Opt. Call N/R   501,220
1,415 TSR Community Development District, Pasco County, Florida, Special
Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E
& F, Series 2017, 4.125%, 11/01/28, 144A
11/27 at 100.00 N/R   1,397,822
315 TSR Community Development District, Pasco County, Florida, Special
Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%,
11/01/25
No Opt. Call N/R   314,780
4,500 Tuckers Pointe Community Development District, Charlotte County,
Florida, Special Assessment Notes, Master Infrastructure Project,
Series 2022, 3.625%, 5/01/32
5/23 at 100.00 N/R   4,052,880
295 Turtle Run Community Development District, Florida, Special
Assessment Benefit Tax Bonds, Series 2017-2, 4.000%, 5/01/28
No Opt. Call A2   290,681
Twin Creeks North Community Development District,
Florida, Special Assessment Bonds, Master Infrastructure
Improvements, Series 2016A-1:
275 5.000%, 11/01/23 No Opt. Call N/R   275,311
1,645 5.750%, 11/01/28 No Opt. Call N/R   1,679,265
Twin Creeks North Community Development District,
Florida, Special Assessment Bonds, Master Infrastructure
Improvements, Series 2016A-2:
140 5.000%, 11/01/23 No Opt. Call N/R   140,158
1,425 6.000%, 11/01/31 No Opt. Call N/R   1,475,858
160 Two Creeks Community Development District, Florida, Capital
Improvement Revenue Bonds, Refunding Subordinate Lien Series
2016A-2, 4.200%, 5/01/26
No Opt. Call N/R   159,214
Two Lakes Community Development District, Hialeah,
Florida, Special Assessment Bonds, Expansion Area
Project, Series 2019:
1,510 3.375%, 12/15/30 12/29 at 100.00 N/R   1,365,493
2,990 3.750%, 12/15/39 12/29 at 100.00 N/R   2,506,906
Two Rivers North Community Development District,
Pasco County, Florida, Special Assessment Bonds, 2022
Project, Series 2022:
495 4.625%, 5/01/27, 144A No Opt. Call N/R   491,178
600 4.875%, 5/01/32, 144A No Opt. Call N/R   592,320
1,540 5.125%, 5/01/42, 144A 5/32 at 100.00 N/R   1,492,553
Two Rivers West Community Development District,
Pasco County, Florida, Special Assessment Bonds, 2022
Project, Series 2022:
425 5.250%, 5/01/28, 144A No Opt. Call N/R   427,435
650 5.375%, 5/01/33, 144A No Opt. Call N/R   656,799
2,280 6.000%, 5/01/43, 144A 5/33 at 100.00 N/R   2,310,826
265 Union Park Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27
No Opt. Call N/R   267,502
605 Union Park East Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment  Area 1 Series 2017A-1,
5.000%, 11/01/27, 144A
No Opt. Call N/R   609,901

233
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Union Park East Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment  Area 2 Series 2019A-1:
$ 195 4.125%, 11/01/24, 144A No Opt. Call N/R   $ 194,142
690 4.500%, 11/01/30, 144A 11/29 at 100.00 N/R   685,343
200 Union Park East Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment  Area 2 Series 2019A-2,
5.250%, 5/01/49, 144A
No Opt. Call N/R   192,906
Union Park East Community Development District,
Florida, Capital Improvement Revenue Bonds,
Assessment Area 3 Series 2021:
70 2.400%, 5/01/26, 144A No Opt. Call N/R   65,722
125 2.950%, 5/01/31, 144A No Opt. Call N/R   108,749
215 3.350%, 5/01/41, 144A 5/31 at 100.00 N/R   163,495
V-Dana Community Development District, Lee County,
Florida,Special Assessment Bonds, Area 1 - 2020 Project,
Series 2020:
240 3.000%, 5/01/25, 144A No Opt. Call N/R   233,395
760 3.500%, 5/01/31, 144A No Opt. Call N/R   693,044
V-Dana Community Development District, Lee County,
Florida,Special Assessment Bonds, Area 1 - 2021 Project,
Series 2021:
370 2.600%, 5/01/26 No Opt. Call N/R   350,201
685 3.125%, 5/01/31 No Opt. Call N/R   607,712
1,500 3.625%, 5/01/41 5/31 at 100.00 N/R   1,206,690
315 Venetian Parc Community Development District, Miami-Dade County,
Florida, Special Assessment Bonds, Area One Project, Series 2013,
6.000%, 11/01/27
No Opt. Call N/R   327,650
Veranda Community Development District II, Florida,
Special Assessment Revenue Bonds, Assessment Area 4
Veranda Oaks, Refunding Series 2021:
160 2.500%, 5/01/26, 144A No Opt. Call N/R   150,677
230 2.500%, 5/01/26, 144A No Opt. Call N/R   216,598
330 3.100%, 5/01/31, 144A No Opt. Call N/R   290,192
205 3.100%, 5/01/31, 144A No Opt. Call N/R   180,271
705 3.600%, 5/01/41, 144A 5/31 at 100.00 N/R   555,519
500 3.600%, 5/01/41, 144A 5/31 at 100.00 N/R   393,985
Veranda Community Development District II, Florida,
Special Assessment Revenue Bonds, Assessment Area
One-Gardens East Project, Series 2018A:
140 4.000%, 11/01/24 No Opt. Call N/R   139,274
130 4.000%, 11/01/24 No Opt. Call N/R   129,325
390 4.500%, 11/01/29 No Opt. Call N/R   391,291
375 4.500%, 11/01/29 No Opt. Call N/R   376,241
230 Veranda Community Development District II, Florida, Special
Assessment Revenue Bonds, Assessment Area Three, Four and Five,
Series 2018B, 5.875%, 11/01/32
5/23 at 101.00 N/R   232,484
585 Verano 2 Community Development District, Florida, Special
Assessment Revenue Bonds, District 2 Pod A Project, Series 2017,
4.250%, 11/01/28
11/27 at 100.00 N/R   579,829
460 Verano 2 Community Development District, Florida, Special
Assessment Revenue Bonds, District 2 Pod B Project, Series 2017,
4.250%, 11/01/28
11/27 at 100.00 N/R   455,934
320 Verano 2 Community Development District, Florida, Special
Assessment Revenue Bonds, District 2 Pod C Project, Series 2017,
4.500%, 11/01/28
11/27 at 100.00 N/R   320,208

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
234
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 110 Verano 2 Community Development District, Florida, Special
Assessment Revenue Bonds, District 2 Pod D Project, Series 2020,
2.875%, 5/01/25
No Opt. Call N/R   $ 105,015
Verano 2 Community Development District, Florida,
Special Assessment Revenue Bonds, District 2 Pod E
Project, Series 2020:
80 2.875%, 5/01/25 No Opt. Call N/R   76,375
285 3.250%, 5/01/31 5/30 at 100.00 N/R   253,439
Verano 3 Community Development District, Florida,
Special Assessment Bonds, Phase 1 Assessment Area,
Series 2021:
250 2.375%, 5/01/26 No Opt. Call N/R   235,545
350 3.000%, 5/01/31 No Opt. Call N/R   308,973
1,000 3.375%, 5/01/41 5/31 at 100.00 N/R   776,280
310 Verano 3 Community Development District, Florida, Special
Assessment Bonds, Phase 2 Assessment Area, Series 2022, 5.875%,
11/01/29
No Opt. Call N/R   315,887
Village Community Development District 13, Wildwood,
Florida, Special Assessment Revenue Bonds, Series
2021:
765 1.800%, 5/01/26 No Opt. Call N/R   710,027
1,230 2.550%, 5/01/31 5/29 at 100.00 N/R   1,055,463
1,255 Villages of Glen Creek Community Development District, Florida,
Capital Improvement Revenue Bonds, Assessment Area 2, Series
2018A-2, 5.500%, 11/01/29, 144A
No Opt. Call N/R   1,289,851
Villages of Glen Creek Community Development
District, Florida, Capital Improvement Revenue Bonds,
Assessment Area 3, Refunding Series 2022:
150 2.700%, 5/01/27, 144A No Opt. Call N/R   139,146
220 3.150%, 5/01/32, 144A No Opt. Call N/R   191,618
550 3.450%, 5/01/42, 144A 5/32 at 100.00 N/R   417,268
Villages of Glen Creek Community Development
District, Florida, Capital Improvement Revenue Bonds,
Assessment Area 4, Series 2022:
185 4.625%, 5/01/27, 144A No Opt. Call N/R   184,112
250 4.875%, 5/01/32, 144A No Opt. Call N/R   248,180
750 5.125%, 5/01/42, 144A 5/32 at 100.00 N/R   726,465
Villamar Community Development District, Winter
Haven, Florida, Special Assessment Revenue Bonds,
Series 2019:
45 3.750%, 5/01/24 No Opt. Call N/R   44,697
225 4.000%, 5/01/29 No Opt. Call N/R   220,201
Villamar Community Development District, Winter
Haven, Florida, Special Assessment Revenue Bonds,
Series 2020:
135 2.625%, 5/01/25 No Opt. Call N/R   129,759
240 3.200%, 5/01/30 No Opt. Call N/R   216,276
Waterford Community Development District, Hernando
County, Florida, Capital Improvement Revenue Bonds,
Assessment Area One, Series 2023:
200 4.500%, 5/01/30 No Opt. Call N/R   199,274
585 5.375%, 5/01/43 5/33 at 100.00 N/R   578,249
1,780 Waterset Central Community Development District, Hillsborough
County, Florida, Special Assessment Revenue Bonds, Series 2018,
4.625%, 11/01/29, 144A
11/28 at 100.00 N/R   1,793,314

235
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 680 Waterset North Community Development District, Hillsborough County,
Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%,
11/01/25
11/24 at 100.00 N/R   $ 683,686
Waterset South Community Development District,
Hillsborough County, Florida, Special Assessment
Revenue Bonds, Series 2022:
115 5.000%, 5/01/27 No Opt. Call N/R   115,613
205 5.375%, 5/01/32 No Opt. Call N/R   208,032
1,000 5.900%, 5/01/42 5/32 at 100.00 N/R   1,018,920
400 Wesbridge Community Development District, Pasco County, Florida,
Special Assessment Bonds, 2019 Project, Series 2019, 3.625%,
11/01/29
No Opt. Call N/R   379,584
West Villages Improvement District, Florida, Special
Assessment Revenue Bonds, Unit Development 7
Villages F-1 & F-5, Series 2021:
155 2.500%, 5/01/26 No Opt. Call N/R   146,010
355 3.125%, 5/01/31 No Opt. Call N/R   312,979
810 3.500%, 5/01/41 5/31 at 100.00 N/R   633,760
2,840 West Villages Improvement District, Florida, Special Assessment
Revenue Bonds, Unit of Development 3, Refunding Series 2017,
4.000%, 5/01/27
No Opt. Call N/R   2,802,143
West Villages Improvement District, Florida, Special
Assessment Revenue Bonds, Unit of Development 4,
Series 2016:
815 4.250%, 11/01/26 No Opt. Call N/R   812,204
210 4.625%, 11/01/31 11/26 at 100.00 N/R   209,723
West Villages Improvement District, Florida, Special
Assessment Revenue Bonds, Unit of Development 7
Master Infrastructure, Series 2019:
135 4.000%, 5/01/24 No Opt. Call N/R   134,596
1,000 4.250%, 5/01/29 No Opt. Call N/R   992,800
135 West Villages Improvement District, Florida, Special Assessment
Revenue Bonds, Unit of Development 7 Village B Parcel, Series 2019,
4.250%, 5/01/29, 144A
No Opt. Call N/R   134,028
West Villages Improvement District, Florida, Special
Assessment Revenue Bonds, Unit of Development 8
Master Infrastructure, Series 2021:
310 2.500%, 5/01/26 No Opt. Call N/R   292,023
525 3.125%, 5/01/31 No Opt. Call N/R   462,856
1,500 3.500%, 5/01/41 5/31 at 100.00 N/R   1,173,630
West Villages Improvement District, Florida, Special
Assessment Revenue Bonds, Unit of Development 9
Series 2023:
660 4.625%, 5/01/30, 144A , (WI/DD, Settling 4/18/23) No Opt. Call N/R   661,960
1,500 5.375%, 5/01/43, 144A , (WI/DD, Settling 4/18/23) 5/33 at 100.00 N/R   1,500,540
810 Westside Community Development District, Florida, Special
Assessment Revenue Bonds, Refunding Series 2019, 3.750%,
5/01/29, 144A
No Opt. Call N/R   780,783
Westside Haines City Community Development District,
Florida, Special Assessment Bonds, Area 1 Project, Series
2021:
245 2.500%, 5/01/26 No Opt. Call N/R   231,417
500 3.000%, 5/01/31 No Opt. Call N/R   439,400
1,500 3.250%, 5/01/41 5/31 at 100.00 N/R   1,142,295

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
236
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Westview North Community Development District,
Miami-Dade County, Florida, Special Assessment Bonds,
2022 Project, Series 2022:
$ 500 5.000%, 6/15/29, 144A No Opt. Call N/R   $ 502,135
250 5.750%, 6/15/42, 144A 6/32 at 100.00 N/R   253,360
Willow Hammock Community Development District,
Manatee County, Florida, Special Assessment Revenue
Bonds, Series 2017:
115 3.500%, 11/01/23, 144A No Opt. Call N/R   114,447
725 4.000%, 11/01/28, 144A 11/27 at 100.00 N/R   713,153
330 Willow Walk Community Development District, Florida, Special
Assessment Revenue Bonds, North Parcel Area Project, Series 2017,
4.000%, 5/01/28
No Opt. Call N/R   325,169
Willow Walk Community Development District, Florida,
Special Assessment Revenue Bonds, North Parcel Area
Project, Series 2019:
110 3.800%, 5/01/24 No Opt. Call N/R   109,294
305 4.000%, 5/01/29 No Opt. Call N/R   298,775
Willows Community Development District, Florida,
Special Assessment Bonds, Series 2019:
110 3.875%, 5/01/24 No Opt. Call N/R   109,380
510 4.370%, 5/01/29 No Opt. Call N/R   508,740
Wind Meadows South Community Development District,
Bartow, Florida, Special Assessment Bonds, Assessment
Area 1 Project, Series 2021:
190 2.400%, 5/01/26 No Opt. Call N/R   178,440
410 2.950%, 5/01/31 No Opt. Call N/R   356,622
945 3.350%, 5/01/41 5/31 at 100.00 N/R   723,152
250 Winding Cypress Community Development District, Collier County,
Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area,
Series 2015, 4.375%, 11/01/25
No Opt. Call N/R   249,983
Winding Cypress Community Development District,
Collier County, Florida, Special Assessment Bonds,
Series 2019:
55 3.750%, 11/01/24 No Opt. Call N/R   54,428
185 4.250%, 11/01/29 No Opt. Call N/R   183,015
750 Windsor at Westside Community Development District, Osceola
County, Florida, Special Assessment Bonds, Area 2 Project, Series
2016, 4.125%, 11/01/27
No Opt. Call N/R   742,433
485 Wiregrass Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26
No Opt. Call N/R   485,005
Woodcreek Community Development District, Pasco
County, Florida, Capital Improvement Revenue Bonds,
Assessment Area 1, Series 2022:
200 5.200%, 5/01/32 No Opt. Call N/R   204,436
400 5.700%, 5/01/42 5/33 at 100.00 N/R   409,836
795 Wynnmere East Community Development District, Hillsborough
County, Florida, Special Assessment Revenue Bonds, Series 2016,
5.000%, 5/01/29
5/28 at 100.00 N/R   804,397
Zephyr Lakes Community Development District, Pasco
County, Florida, Capital Improvement Revenue Bonds,
Aessessment Area 2, Series 2021:
140 2.500%, 5/01/26, 144A No Opt. Call N/R   131,842
260 3.000%, 5/01/31, 144A No Opt. Call N/R   226,920
645 3.375%, 5/01/41, 144A 5/34 at 100.00 N/R   494,806

237
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
Zephyr Lakes Community Development District, Pasco
County, Florida, Capital Improvement Revenue Bonds,
Series 2019:
$ 175 4.375%, 11/01/24, 144A No Opt. Call N/R   $ 174,890
505 4.750%, 11/01/29, 144A No Opt. Call N/R   510,716
Total Florida 1,060,125,588
Georgia - 1.0%
Atlanta Development Authority, Georgia, Senior
Health Care Facilities Revenue Bonds, Georgia Proton
Treatment Center Project, Current Interest Series
2017A-1:
2,455 6.000%, 1/01/23 (8) No Opt. Call N/R   1,104,750
9,250 6.500%, 1/01/29 (8) 1/28 at 100.00 N/R   4,162,500
2,540 6.750%, 1/01/35 (8) 1/28 at 100.00 N/R   1,143,000
1,670 7.000%, 1/01/40 (8) 1/28 at 100.00 N/R   751,500
Cobb County Development Authority, Georgia, Student
Housing Revenue Bonds, Kennesaw State University Real
Estate Foundations Projects, Refunding Series 2014C:
965 5.000%, 7/15/23 No Opt. Call Baa2   968,068
75 5.000%, 7/15/23, (ETM) No Opt. Call N/R  (7) 75,508
50 5.000%, 7/15/24, (ETM) No Opt. Call N/R  (7) 51,485
700 5.000%, 7/15/24 No Opt. Call Baa2   710,010
930 5.000%, 7/15/26 7/24 at 100.00 Baa2   939,579
70 5.000%, 7/15/26, (Pre-refunded 7/15/24) 7/24 at 100.00 N/R  (7) 72,078
70 5.000%, 7/15/27, (Pre-refunded 7/15/24) 7/24 at 100.00 N/R  (7) 72,078
930 5.000%, 7/15/27 7/24 at 100.00 Baa2   938,770
935 5.000%, 7/15/29 7/24 at 100.00 Baa2   942,190
65 5.000%, 7/15/29, (Pre-refunded 7/15/24) 7/24 at 100.00 N/R  (7) 66,930
315 Douglas County Development Authority, Georgia, Charter School
Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%,
10/01/24
10/23 at 100.00 N/R   316,159
180 Fulton County Development Authority, Georgia, Revenue Bonds,
Amana Academy Project, Series 2013A, 5.250%, 4/01/23, (ETM)
No Opt. Call N/R  (7) 180,000
Fulton County Residential Care Facilities Elderly
Authority, Georgia, Revenue Bonds, Canterbury Court
Project, Series 2021A:
8,000 4.000%, 4/01/41, 144A 4/28 at 103.00 N/R   5,951,760
6,000 4.000%, 4/01/51, 144A 4/28 at 103.00 N/R   3,980,880
3,000 Fulton County Residential Care Facilities for the Elderly Authority,
Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project,
Refunding Series 2016, 5.000%, 7/01/31
7/23 at 103.00 BBB-   3,021,150
385 Gainesville and Hall County Development Authority, Georgia,
Educational Facilities Revenue Bonds, Riverside Military Academy,
Refunding Series 2017, 5.000%, 3/01/27
No Opt. Call BB-   361,912
1,000 Macon-Bibb County Urban Development Authority, Georgia,
Multifamily Housing Revenue Bonds, Dempsey Apartments Project,
Series 2018A, 5.200%, 12/01/53
12/23 at 102.00 Baa3   920,980
390 Macon-Bibb County Urban Development Authority, Georgia, Revenue
Bonds, Academy for Classical Education, Series 2017, 5.000%,
6/15/27, 144A
No Opt. Call N/R   389,676
14,350 Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds,
Series 2022C, 4.000%, 8/01/52, (Mandatory Put 11/01/27), 144A
5/27 at 100.81 BBB-   13,691,192
2,590 Monroe County Development Authority, Georgia, Pollution Control
Revenue Bonds, Georgia Power Company - Scherer Plant, Series
2009-1, 1.000%, 7/01/49, (Mandatory Put 8/21/26)
No Opt. Call BBB+   2,317,014

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
238
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Georgia (continued)
Municipal Electric Authority of Georgia, Plant Vogtle
Units 3 & 4 Project J Bonds, Series 2019A:
$ 5,000 5.000%, 1/01/49 7/28 at 100.00 BBB+   $ 5,110,550
5,000 5.000%, 1/01/59 7/28 at 100.00 BBB+   5,051,900
510 Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project
M Bonds, Series 2021A, 4.000%, 1/01/41 - AGM Insured
1/30 at 100.00 BBB+   509,189
Municipal Electric Authority of Georgia, Plant Vogtle
Units 3 & 4 Project P Bonds, Series 2021A:
160 4.000%, 1/01/46 1/30 at 100.00 Baa2   138,264
425 4.000%, 1/01/51 1/30 at 100.00 Baa2   356,341
Total Georgia 54,295,413
Guam - 0.1%
4,860 Government of Guam, Business Privilege Tax Bonds, Refunding Series
2021F. Forward Delivery, 4.000%, 1/01/36
1/31 at 100.00 Ba1   4,764,550
1,750 Guam Power Authority, Revenue Bonds, Refunding Series 2022A,
5.000%, 10/01/41
10/32 at 100.00 BBB   1,841,542
Total Guam 6,606,092
Hawaii - 0.4%
Hawaii Department of Budget and Finance, Special
Purpose Revenue Bonds, Hawaii Pacific University, Series
2013A:
605 5.750%, 7/01/23, 144A No Opt. Call BB   605,357
1,575 6.250%, 7/01/27, 144A 7/23 at 100.00 BB   1,579,205
19,350 Hawaii Department of Budget and Finance, Special Purpose Revenue
Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A
7/27 at 100.00 N/R   19,774,733
Total Hawaii 21,959,295
Idaho - 0.5%
825 Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health
Project, Series 2014, 4.375%, 7/01/34
7/24 at 100.00 A   834,413
Idaho Health Facilities Authority, Revenue Bonds,
Madison Memorial Hospital Project, Refunding Series
2016:
1,985 5.000%, 9/01/25 No Opt. Call BB+   2,026,884
2,085 5.000%, 9/01/26 No Opt. Call BB+   2,148,238
1,000 5.000%, 9/01/37 9/26 at 100.00 BB+   1,008,280
1,000 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Doral Academy of Idaho, Series 2021A, 5.000%, 7/15/41,
144A
7/26 at 103.00 N/R   863,560
Idaho Housing and Finance Association, Nonprofit
Facilities Revenue Bonds, Gem Prep Meridian South
Charter School Project, Series 2021:
645 4.000%, 5/01/31, 144A 11/25 at 100.00 N/R   581,996
2,565 4.000%, 5/01/41, 144A 11/25 at 100.00 N/R   1,991,697
13,420 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Pinecrest Academy of Idaho Project, Series 2022A, 6.000%,
7/15/29, 144A
7/25 at 104.00 N/R   13,218,968
440 Idaho Housing and Finance Association, Nonprofit Facilities Revenue
Bonds, Pinecrest Academy of Idaho Project, Series 2022B, 5.500%,
7/15/29
7/25 at 104.00 N/R   428,252
5,725 Spring Valley Community Infrastructure District 1, Eagle, Idaho, Special
Assessment Bonds, Series 2021, 3.750%, 9/01/51, 144A
12/26 at 103.00 N/R   4,187,952
Total Idaho 27,290,240

239
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois - 5.2%
$ 820 Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment
Revenue Bonds, East River Area TIF 6, Refunding Series 2018A,
5.000%, 12/30/27
No Opt. Call N/R   $ 802,026
230 Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax Increment
Revenue Bonds, River City TIF 3, Refunding Series 2018B, 4.500%,
12/30/23
No Opt. Call N/R   228,765
Belleville, Illinois, Tax Increment Revenue Bonds, Frank
Scott Parkway Redevelopment Project, Series 2007A:
75 5.000%, 5/01/26 5/23 at 100.00 N/R   74,893
1,250 5.700%, 5/01/36 5/23 at 100.00 N/R   1,249,912
Berwyn, Cook County, Illinois, Tax Increment Revenue
Bonds, South Berwyn Corridor Project, Series 2020:
1,435 4.000%, 12/01/28, 144A No Opt. Call N/R   1,343,633
3,920 4.500%, 12/01/33, 144A 12/28 at 100.00 N/R   3,508,518
2,220 Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%,
1/01/24
5/23 at 100.00 N/R   2,164,580
1,645 Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1,
Refunding Series 2019, 5.000%, 3/01/33
3/28 at 100.00 N/R   1,582,638
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2016:
24,265 5.750%, 4/01/33 4/27 at 100.00 A   25,980,535
20,835 5.750%, 4/01/34 4/27 at 100.00 A   22,249,697
2,985 5.750%, 4/01/35 4/27 at 100.00 A   3,174,786
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2017:
300 5.000%, 4/01/33 4/27 at 100.00 A   309,564
1,370 5.000%, 4/01/34 4/27 at 100.00 A   1,410,223
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2018:
1,240 5.000%, 4/01/33 4/28 at 100.00 A   1,299,991
1,535 5.000%, 4/01/34 4/28 at 100.00 A   1,604,075
1,610 5.000%, 4/01/35 4/28 at 100.00 A   1,674,062
1,270 5.000%, 4/01/36 4/28 at 100.00 A   1,313,815
6,170 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%,
12/01/32
12/24 at 100.00 BB+   6,231,515
3,205 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues Series 2012A, 5.000%, 12/01/42
5/23 at 100.00 Ba2   3,130,292
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Project Series 2015C:
6,480 5.250%, 12/01/35 12/24 at 100.00 BB+   6,552,252
9,000 5.250%, 12/01/39 12/24 at 100.00 BB+   9,097,470
2,395 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2012B, 5.000%, 12/01/33
5/23 at 100.00 Ba2   2,400,844
10,000 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30,
144A
12/27 at 100.00 BB+   11,114,000
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Refunding Series 2017C:
5,535 5.000%, 12/01/30 12/27 at 100.00 BB+   5,747,821
7,080 5.000%, 12/01/34 12/27 at 100.00 BB+   7,291,267
5,650 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31
12/27 at 100.00 BB+   5,862,779

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
240
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 11,380 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36
12/27 at 100.00 BB+   $ 11,596,675
2,035 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2018A, 5.000%, 12/01/33
12/28 at 100.00 BB+   2,106,103
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Series 2016A:
20,000 7.000%, 12/01/26 12/25 at 100.00 BB+   21,621,400
100 7.000%, 12/01/44 12/25 at 100.00 BB+   105,800
5,000 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Series 2021A, 5.000%, 12/01/38
12/30 at 100.00 BB+   5,066,800
1,000 Chicago Park District, Illinois, General Obligation Bonds, Limited Tax
Park Series 2016A, 5.000%, 1/01/40
1/26 at 100.00 AA-   1,024,960
3,246 Chicago, Illinois, Certificates of Participation, Tax Increment Allocation
Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc.
Redevelopement Project-Whole Foods Warehouse & Distribution
Facility, Series 2016A, 5.000%, 3/15/34, 144A
4/23 at 100.00 N/R   3,219,488
1,740 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Senior Lien Series 2017D, 5.000%, 1/01/47
1/27 at 100.00 A   1,772,155
Chicago, Illinois, General Obligation Bonds, Project &
Refunding Series 2014A:
215 5.000%, 1/01/27 1/24 at 100.00 Baa3   216,651
5,200 5.250%, 1/01/30 1/24 at 100.00 Baa3   5,246,956
715 5.000%, 1/01/35 1/24 at 100.00 Baa3   717,603
Chicago, Illinois, General Obligation Bonds, Project &
Refunding Series 2017A:
15,500 5.625%, 1/01/31 1/27 at 100.00 BBB   16,534,780
220 6.000%, 1/01/38 1/27 at 100.00 BBB   235,213
1,000 Chicago, Illinois, General Obligation Bonds, Project and Refunding
Series 2005D, 5.500%, 1/01/34
1/25 at 100.00 Baa3   1,025,670
250 Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A,
5.000%, 1/01/27
No Opt. Call BBB   261,690
Chicago, Illinois, General Obligation Bonds, Series
2015A:
30 5.000%, 1/01/24 No Opt. Call BBB   30,314
5,000 5.250%, 1/01/27 1/25 at 100.00 BBB   5,127,550
1,535 5.500%, 1/01/35 1/25 at 100.00 BBB   1,570,597
5,000 Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%,
1/01/35
1/29 at 100.00 BBB   5,377,300
1,500 Chicago, Illinois, General Obligation Bonds, Series 2021A, 5.000%,
1/01/32
1/31 at 100.00 BBB   1,597,890
2,418 Gilberts Village, Kane County, Illinois, Tax Increment Revenue Note,
Prairie Buisness Park-Industrial Property, Series 2018A, 5.000%,
11/15/34
4/23 at 100.00 N/R   2,258,264
1,390 Governors State University Board of Trustes, Illinois, Certificates of
Participation, Capital Improvement Projects, Series 2018, 5.000%,
7/01/28 - BAM Insured
7/27 at 100.00 AA   1,520,688
Hillside, Cook County, Illinois, Tax Increment Revenue
Bonds, Refunding Series 2018:
335 5.000%, 1/01/24 No Opt. Call N/R   336,159
2,690 5.000%, 1/01/30 1/27 at 100.00 N/R   2,683,544
Illinois Finance Authority, Charter School Revenue
Bonds, Art in Motion AIM Project, Series 2021A:
1,740 4.000%, 7/01/31, 144A No Opt. Call N/R   1,521,334
4,470 5.000%, 7/01/41, 144A 7/31 at 100.00 N/R   3,763,383

241
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
Illinois Finance Authority, Charter School Revenue
Bonds, Intrinsic Charter Schools Belmont School Project,
Series 2015A:
$ 510 5.250%, 12/01/25, 144A No Opt. Call N/R   $ 519,139
1,815 5.500%, 12/01/30, 144A 12/25 at 100.00 N/R   1,859,867
1,620 Illinois Finance Authority, Education Revenue Bonds, Noble Network of
Charter Schools, Series 2013, 6.000%, 9/01/32
9/23 at 100.00 BBB   1,635,487
4,750 Illinois Finance Authority, Education Revenue Bonds, Noble Network of
Charter Schools, Series 2015, 5.000%, 9/01/32
9/24 at 100.00 BBB   4,817,308
Illinois Finance Authority, Revenue Bonds, Admiral at the
Lake Project, Refunding Series 2017:
5,575 5.000%, 5/15/33 5/24 at 103.00 N/R   4,912,579
2,750 5.500%, 5/15/54 5/24 at 103.00 N/R   2,098,552
Illinois Finance Authority, Revenue Bonds, Advocate
Health Care Network, Refunding Series 2015:
115 4.125%, 5/01/45 5/25 at 100.00 N/R   118,322
615 4.125%, 5/01/45 5/25 at 100.00 AA   588,149
120 4.125%, 5/01/45, (Pre-refunded 5/01/25) 5/25 at 100.00 N/R  (7) 123,467
800 Illinois Finance Authority, Revenue Bonds, Centegra Health System,
Series 2014A, 5.000%, 9/01/23, (ETM)
No Opt. Call N/R  (7) 807,584
6,400 Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services,
Series 2019A, 5.000%, 11/01/49
11/26 at 103.00 N/R   5,137,920
1,500 Illinois Finance Authority, Revenue Bonds, Plymouth Place Inc.,
TEMPS-60 Series 2022B-2, 5.250%, 11/15/27
2/24 at 100.00 BB+   1,500,270
Illinois Finance Authority, Revenue Bonds, Roosevelt
University, Series 2019A:
1,600 6.000%, 4/01/38, 144A 10/28 at 100.50 N/R   1,576,688
2,700 6.125%, 4/01/58, 144A 10/28 at 100.50 N/R   2,593,053
Illinois Finance Authority, Revenue Bonds, Silver Cross
Hospital and Medical Centers, Refunding Series 2015C:
165 5.000%, 8/15/24 No Opt. Call A3   169,191
375 5.000%, 8/15/25 No Opt. Call A3   392,355
Illinois Finance Authority, Student Housing & Academic
Facility Revenue Bonds, CHF-Collegiate Housing
Foundation - Chicago LLC University of Illinois at
Chicago Project, Series 2017A:
500 5.000%, 2/15/30 8/27 at 100.00 BB+   512,965
500 5.000%, 2/15/32 8/27 at 100.00 BB+   511,165
1,000 5.000%, 2/15/37 8/27 at 100.00 BB+   1,003,430
105 Illinois State, General Obligation Bonds, June Series 2016, 4.000%,
6/01/36
6/26 at 100.00 Baa1   105,457
335 Illinois State, General Obligation Bonds, Refunding Series 2012,
5.000%, 8/01/23
No Opt. Call Baa1   337,097
200 Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/33 7/23 at 100.00 Baa1   200,848
740 Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/38 5/23 at 100.00 Baa1   740,414
1,040 Lincolnwood, Cook County, Illinois, Tax Increment Revenue Bonds,
District 1860 Development Project, Series 2021A, 4.820%, 1/01/41,
144A
11/26 at 100.00 N/R   949,863
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Series
2017B:
300 5.000%, 12/15/31 12/27 at 100.00 BBB   313,554
745 5.000%, 12/15/33 12/27 at 100.00 BBB   776,074

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
242
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 500 5.000%, 12/15/34 12/27 at 100.00 BBB   $ 518,625
1,480 Minooka, Illinois, Special Assessment Bonds, Refunding Improvement
Series 2014, 5.000%, 12/01/24 - AGM Insured
No Opt. Call AA   1,518,243
Morton Grove, Illinois, Tax Increment Revenue Bonds,
Sawmill Station Redevelopment Project, Senior Lien
Series 2019:
440 4.250%, 1/01/29 1/26 at 100.00 N/R   419,549
1,000 5.000%, 1/01/39 1/26 at 100.00 N/R   915,150
488 North Pullman Chicago Neighborhood Initiatives, Inc., Illinois,
Certificates of Participation, Gotham Greens Greenhouse Facility,
Redevelopment Project, Series 2018A, 6.000%, 3/15/34, 144A
4/23 at 100.00 N/R   484,853
2,240 Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds,
Evans Road Series 2013B, 7.000%, 12/01/33
12/23 at 100.00 N/R   2,242,531
520 Romeoville, Will County, Illinois, Revenue Bonds, Lewis University
Project, Series 2015, 5.000%, 10/01/24
No Opt. Call BBB   529,584
South Barrington, Cook County, Illinois, Special Tax
Bonds, Special Service Area 3, Refunding Series 2019A:
320 4.000%, 12/01/25 No Opt. Call N/R   320,950
330 4.000%, 12/01/26 No Opt. Call N/R   331,369
345 4.000%, 12/01/27 No Opt. Call N/R   346,449
355 4.000%, 12/01/28 No Opt. Call N/R   355,745
370 4.000%, 12/01/29 12/28 at 100.00 N/R   370,733
385 4.000%, 12/01/30 12/28 at 100.00 N/R   384,677
400 4.000%, 12/01/31 12/28 at 100.00 N/R   399,396
420 4.000%, 12/01/32 12/28 at 100.00 N/R   419,614
435 4.000%, 12/01/33 12/28 at 100.00 N/R   431,864
450 4.000%, 12/01/34 12/28 at 100.00 N/R   443,578
3,725 Southwestern Illinois Development Authority, Environmental
Improvement Revenue Bonds, US Steel Corporation Project, Series
2012, 5.750%, 8/01/42, (AMT)
5/23 at 100.00 B1   3,727,868
1,905 Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds,
Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%,
3/01/34
3/25 at 100.00 N/R   1,747,247
870 Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds,
Special Service Area 5 Wooded Shores, Refunding Series 2015,
4.250%, 3/01/29
3/25 at 100.00 N/R   826,674
405 Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds,
Special Service Area 7 Deep Spring Woods, Refunding Series 2015,
4.250%, 3/01/29
3/25 at 100.00 N/R   384,831
870 Yorkville United City, Kendall County, Illinois, Sales Tax Revenue Bonds,
Kendall Marketplace Project, Series 2007, 6.000%, 1/01/26
4/23 at 100.00 N/R   870,083
Total Illinois 276,229,331
Indiana - 0.9%
12,600 Fort Wayne, Indiana Economic Development, Solid Waste Facility
Revenue Bonds, Do Good Foods LLC Fort Wayne, Series 2022A-1,
9.000%, 12/01/44, (AMT), 144A
12/29 at 105.00 N/R   12,467,196
1,025 Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch at
Cook Road Project, Series 2018, 5.300%, 1/01/32, 144A
1/24 at 105.00 N/R   905,003
160 Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of
Fort Wayne Project, Series 2017, 5.125%, 1/01/32
5/23 at 105.00 N/R   138,998
1,830 Gary Local Public Improvement Bond Bank, Indiana, Economic
Development Revenue Bonds, Drexel Foundation for Educational
Excellence Project, Refunding Series 2020A, 5.125%, 6/01/32, 144A
6/30 at 100.00 N/R   1,687,315

243
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Indiana (continued)
$ 2,120 Indiana Finance Authority, Educational Facilities Revenue Bonds,
Avondale Meadows Academy Peoject, Series 2017, 5.000%, 7/01/27
No Opt. Call BB   $ 2,138,465
Indiana Finance Authority, Educational Facilities Revenue
Bonds, Circle City Preparatory Inc. Project, Series 2021A:
165 5.000%, 12/01/30, 144A 12/27 at 103.00 N/R   154,875
255 5.000%, 12/01/40, 144A 12/27 at 103.00 N/R   216,100
450 Indiana Finance Authority, Educational Facilities Revenue Bonds,
Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016,
6.250%, 12/01/24, 144A
No Opt. Call N/R   457,448
3,415 Indiana Finance Authority, Educational Facilities Revenue Bonds,
University of Evansville Project, Series 2022A, 5.250%, 9/01/37
9/32 at 100.00 BBB-   3,477,631
Indiana Finance Authority, Health Facilities Revenue
Bonds, Good Samaritan Hospital Project, Series 2016A:
2,330 5.500%, 4/01/33 4/26 at 100.00 Baa3   2,424,761
1,275 5.500%, 4/01/34 4/26 at 100.00 Baa3   1,324,610
2,500 5.000%, 4/01/37 4/26 at 100.00 Baa3   2,545,025
Indiana Finance Authority, Hospital Revenue Bonds,
Major Hospital Project, Series 2014A:
325 5.000%, 10/01/23, (ETM) No Opt. Call N/R  (7) 328,718
550 5.000%, 10/01/24, (Pre-refunded 10/01/23) 10/23 at 100.00 N/R  (7) 556,292
1,400 5.000%, 10/01/29, (Pre-refunded 10/01/23) 10/23 at 100.00 N/R  (7) 1,416,016
11,005 Indiana Housing and Community Development Authority, Multifamily
Housing Revenue Bonds, Vita of New Whiteland Project, Series 2022,
6.750%, 1/01/43
1/33 at 100.00 N/R   10,979,579
270 Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere
Housing Project, Series 2016, 5.050%, 4/01/26
4/24 at 102.00 N/R   258,099
2,284 Terre Haute, Indiana, Economic Development Solid Waste Facility
Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A,
7.250%, 12/01/28, (AMT) (8)
No Opt. Call N/R   23
190 Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch
of Terre Haute Project, Series 2017, 5.100%, 1/01/32
5/23 at 105.00 N/R   164,757
Valparaiso, Indiana, Exempt Faciltiies Revenue Bonds,
Pratt Paper LLC Project, Series 2013:
385 5.875%, 1/01/24, (AMT) No Opt. Call N/R   389,458
6,300 7.000%, 1/01/44, (AMT) 1/24 at 100.00 N/R   6,435,702
Total Indiana 48,466,071
Iowa - 0.4%
900 Cedar Rapids, Iowa, Hospital Reveenue Bonds, Mercy Medical Center
Project, Series 2003. ARCs, 6.496%, 8/15/32 - AMBAC Insured
No Opt. Call A-   895,500
Iowa Finance Authority, Iowa, Midwestern Disaster
Area Revenue Bonds, Iowa Fertilizer Company Project,
Refunding Series 2022:
5,895 5.000%, 12/01/50, (Mandatory Put 12/01/42) 12/29 at 103.00 BBB-   5,843,595
10,000 5.000%, 12/01/50 12/29 at 103.00 BBB-   9,750,600
Iowa Finance Authority, Senior Housing Revenue Bonds,
PHS Council Bluffs, Inc. Project, Series 2018:
170 3.950%, 8/01/23 No Opt. Call N/R   168,948
750 4.450%, 8/01/28 8/23 at 102.00 N/R   691,500
500 5.000%, 8/01/33 8/23 at 102.00 N/R   446,955
18,340 Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed
Bonds, Class 2 Capital Appreciation Senior Lien Series 2021B-2,
0.000%, 6/01/65
6/31 at 25.58 N/R   1,964,214
Total Iowa 19,761,312

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
244
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Kansas - 0.9%
$ 300 Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson
Regional Medical Center, Inc., Series 2016, 5.000%, 12/01/41
12/26 at 100.00 Ba1   $ 288,975
Kansas Development Finance Authority Revenue Bonds,
Village Shalom Project, Series 2018A:
750 5.250%, 11/15/33 11/23 at 103.75 N/R   664,613
1,790 5.500%, 11/15/38 11/23 at 103.75 N/R   1,504,298
Overland Park, Kansas, Sales Tax Revenue Bonds,
Prairiefire Community Improvement District No. 1
Project, Series 2012B:
1,100 5.250%, 12/15/29 (8) 5/23 at 100.00 N/R   484,000
1,750 6.100%, 12/15/34 (8) 5/23 at 100.00 N/R   770,000
Overland Park, Kansas, Sales Tax Special Obligation
Revenue Bonds, Prairiefire at Lionsgate Project, Series
2012:
7,485 4.375%, 12/15/23 5/23 at 100.00 N/R   6,721,230
5,500 5.250%, 12/15/29 5/23 at 100.00 N/R   2,585,000
2,145 6.000%, 12/15/32 5/23 at 100.00 N/R   951,844
1,000 Prairie Village, Kansas, Special Obligation Tax Increment Revenue
Bonds, Meadowbrook TIF Project, Refunding Series 2021, 3.125%,
4/01/36
4/28 at 100.00 N/R   806,590
1,730 Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian
Manors, Series 2018I, 5.000%, 5/15/47
5/25 at 103.00 N/R   1,419,638
895 Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian
Manors, Series 2019III, 5.000%, 5/15/50
5/26 at 103.00 N/R   720,994
770 Wyandotte County/Kansas City Unified Government, Kansas,
Community Improvement District Sales Tax Revenue Bonds, Legends
Appartments Garage & West Lawn Project, Series 2018, 4.500%,
6/01/40
12/26 at 100.00 N/R   707,607
8,060 Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax
Special Obligation Bonds, Vacation Village Project Area 1 and 2A,
Series 2015, 5.000%, 9/01/27
9/25 at 100.00 N/R   7,646,764
23,425 Wyandotte County-Kansas City Unified Government, Kansas, Sales
Tax Special Obligation Bonds, Village East Project Areas 2B 3 and 5,
Series 2022, 5.750%, 9/01/39, 144A
3/29 at 103.00 N/R   22,534,147
Total Kansas 47,805,700
Kentucky - 0.5%
1,130 Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart
Medical Center, Series 2016, 5.000%, 2/01/26
No Opt. Call BBB-   1,166,725
2,250 Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project,
Series 2022A, 4.450%, 1/01/42, (AMT)
1/32 at 100.00 N/R   2,103,030
4,540 Henderson, Kentucky, Facilities Revenue Bonds, Pratt Paper LLC Project,
Series 2022B, 4.450%, 1/01/42, (AMT)
1/32 at 100.00 N/R   4,243,447
10,000 Kentucky Economic Development Finance Authority, Hospital Revenue
Bonds, Owensboro Health, Refunding Series 2017A, 5.250%, 6/01/41
6/27 at 100.00 BBB-   10,306,800
840 Kentucky Economic Development Finance Authority, Kentucky,
Healthcare Facilities Revenue Bonds, Rosedale Green Project,
Refunding Series 2015, 5.000%, 11/15/25
No Opt. Call N/R   819,504
Kentucky Economic Development Finance Authority,
Revenue Bonds, Next Generation Kentucky Information
Highway Project, Senior Series 2015A:
2,000 5.000%, 7/01/33 7/25 at 100.00 Baa2   2,034,140
4,295 5.000%, 7/01/40 7/25 at 100.00 Baa2   4,316,175
Total Kentucky 24,989,821

245
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana - 1.4%
$ 2,250 Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade
Corporation Project, Series 2002, 6.800%, 2/01/27
5/23 at 100.00 B1   $ 2,254,747
3,055 Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue
Bonds, Lake Charles Memorial Hospital, Refunding Series 2019,
5.000%, 12/01/39
12/29 at 100.00 BB   2,772,871
Jefferson Parish Economic Development and Port
District, Louisiana, Kenner Discovery Health Sciences
Academy Project, Series 2018A:
1,910 4.800%, 6/15/29, 144A 6/28 at 100.00 N/R   1,890,709
500 5.500%, 6/15/38, 144A 6/28 at 100.00 N/R   500,400
Juban Trails Community Development
District, Livingston Parish, Louisiana, Special
Assessment  Revenue Bonds, Series 2022:
250 3.375%, 6/01/27, 144A No Opt. Call N/R   235,370
250 3.750%, 6/01/32, 144A No Opt. Call N/R   224,097
Lakeshore Villages Master Community Development
District, Louisiana, Special Assessment Revenue Bonds,
Series 2021:
505 2.375%, 6/01/26 No Opt. Call N/R   471,594
695 2.875%, 6/01/31 No Opt. Call N/R   597,860
Lakeshore Villages Master Community Development
District, Louisiana, Special Assessment Revenue Bonds,
Series 2022:
300 4.450%, 6/01/27 No Opt. Call N/R   299,193
250 5.000%, 6/01/32 No Opt. Call N/R   251,187
750 5.375%, 6/01/42 6/32 at 100.00 N/R   753,983
1,115 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Revenue Bonds, Cameron Parish
GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A
11/28 at 100.00 N/R   1,169,903
5,000 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Revenue Bonds, Entergy
Louisiana, LLC Project, Refunding Series 2021B, 2.500%, 4/01/36
4/26 at 100.00 A   4,157,850
410 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish
GOMESA Project, Series 2018, 5.375%, 11/01/38, 144A
11/28 at 100.00 N/R   424,916
1,000 Louisiana Local Government Environmental Facilities and Community
Development Authority, Revenue Bonds, Westside Habilitation
Center Project, Refunding Series 2017A, 5.750%, 2/01/32, 144A
2/27 at 100.00 N/R   958,570
725 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake
Charles College Prep Project, Series 2019A, 5.000%, 6/01/29, 144A
6/27 at 100.00 N/R   722,289
Louisiana Publc Facilities Authority, Lousiana, Revenue
Bonds, Lincoln Preparatory School Project, Series 2021A:
300 5.000%, 6/01/31, 144A No Opt. Call N/R   288,315
805 5.000%, 6/01/41, 144A 6/31 at 100.00 N/R   693,451
730 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young
Audiences Charter School, Series 2019A, 5.000%, 4/01/30, 144A
4/27 at 100.00 N/R   722,788
9,425 Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds,
Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36,
(AMT), 144A
7/23 at 100.00 N/R   9,454,029
Louisiana Public Facilities Authority, Louisiana, Revenue
Bonds, BBR Schools - Materra Campus Project, Series
2021A:
600 4.000%, 6/01/31, 144A 6/26 at 100.00 N/R   552,588
1,350 4.000%, 6/01/41, 144A 6/26 at 100.00 N/R   1,116,477

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
246
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
$ 810 Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Encore
Academy Project, Series 2021A, 5.000%, 6/01/31, 144A
No Opt. Call N/R   $ 712,816
500 Louisiana Public Facilities Authority, Louisiana, Revenue Bonds,
Jefferson Rise Charter School Project, Series 2022A, 6.000%, 6/01/37,
144A
6/31 at 100.00 N/R   482,855
Louisiana Public Facilities Authority, Louisiana, Revenue
Bonds, Lincoln Preparatory School Project, Series 2022A:
435 6.125%, 6/01/37, 144A 6/31 at 100.00 N/R   423,133
185 6.375%, 6/01/52, 144A 6/31 at 100.00 N/R   178,464
Louisiana Public Facilities Authority, Revenue Bonds,
Archdiocese of New Orleans, Refunding Series 2017:
500 5.000%, 7/01/27 (8) No Opt. Call D   425,000
1,745 5.000%, 7/01/28 (8) 7/27 at 100.00 D   1,483,250
1,680 5.000%, 7/01/29 (8) 7/27 at 100.00 D   1,428,000
1,695 5.000%, 7/01/30 (8) 7/27 at 100.00 D   1,440,750
1,000 5.000%, 7/01/32 (8) 7/27 at 100.00 D   850,000
750 5.000%, 7/01/33 (8) 7/27 at 100.00 D   637,500
1,500 5.000%, 7/01/37 (8) 7/27 at 100.00 D   1,275,000
Louisiana Public Facilities Authority, Revenue Bonds,
Ochsner Clinic Foundation Project, Series 2015:
430 5.000%, 5/15/25 No Opt. Call A3   447,501
400 5.000%, 5/15/26 5/25 at 100.00 A3   417,336
475 5.000%, 5/15/27 5/25 at 100.00 A3   494,807
Louisiana Public Facilities Authority, Revenue Bonds,
Southwest Louisiana Charter Academy Foundation
Project, Series 2013A:
285 6.625%, 12/15/23 No Opt. Call N/R   286,687
770 8.375%, 12/15/43 12/23 at 100.00 N/R   776,738
4,000 Louisiana Public Facilities Authority, Solid Waste Disposal Facility
Revenue Bonds,  Lousiana Pellets Inc Project, Series 2015, 7.000%,
7/01/24, (AMT), 144A (8)
No Opt. Call N/R   40
980 New Orleans Aviation Board, Louisiana, General Airport Revenue
Bonds, North Terminal Project, Series 2017B, 5.000%, 1/01/27, (AMT)
No Opt. Call A   1,039,123
New Orleans, Louisiana, Sewerage Service Revenue
Bonds, Refunding Series 2014:
500 5.000%, 6/01/24 No Opt. Call BBB+   512,880
500 5.000%, 6/01/25 6/24 at 100.00 BBB+   513,225
835 New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014,
5.000%, 12/01/26
12/24 at 100.00 BBB+   861,904
3,990 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2008, 6.100%, 6/01/38, (Mandatory Put 6/01/30), 144A
No Opt. Call BB-   4,293,160
3,405 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010, 6.350%, 7/01/40, 144A
6/30 at 100.00 BB-   3,672,088
10,190 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010A, 6.350%, 10/01/40, 144A
6/30 at 100.00 BB-   10,989,304
2,735 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010B, 6.100%, 12/01/40, (Mandatory Put 6/01/30),
144A
No Opt. Call BB-   2,942,887
4,280 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2011, 5.850%, 8/01/41, (Mandatory Put 6/01/25), 144A
No Opt. Call BB-   4,392,821
530 Saint Tammany Public Trust Financing Authority, Louisiana, Revenue
Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24
No Opt. Call N/R   530,652
Total Louisiana 72,021,108

247
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Maine - 0.4%
$ 2,465 Maine Educational Loan Authority, Student Loan Revenue Bonds,
Supplemental Education Loan Program, Class A Series 2012A-1,
5.050%, 12/01/27, (AMT)
6/23 at 100.00 A2   $ 2,470,694
6,800 Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella
Waste Systems, Inc. Project, Series 2015, 5.125%, 8/01/35, (AMT),
(Mandatory Put 8/01/25), 144A
No Opt. Call B+   6,769,332
500 Maine Health and Higher Educational Facilities Authority Revenue
Bonds, Eastern Maine Medical Center Obligated Group Issue, Series
2013, 5.000%, 7/01/27, (Pre-refunded 7/01/23)
7/23 at 100.00 Ba1  (7) 502,730
11,050 Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade
Corporation Project, Series 2001, 6.875%, 10/01/26, (AMT)
5/23 at 100.00 B1   11,073,095
Total Maine 20,815,851
Maryland - 1.0%
305 Anne Arundel County, Maryland, Special Tax District Revenue Bonds,
Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24
No Opt. Call N/R   304,506
Baltimore, Maryland, Convention Center Hotel Revenue
Bonds, Refunding Series 2017:
2,210 5.000%, 9/01/31 9/27 at 100.00 CCC+   2,258,576
1,000 5.000%, 9/01/32 9/27 at 100.00 CCC+   1,020,850
1,500 5.000%, 9/01/33 9/27 at 100.00 CCC+   1,530,330
3,360 5.000%, 9/01/35 9/27 at 100.00 CCC+   3,400,420
500 5.000%, 9/01/36 9/27 at 100.00 CCC+   503,365
1,500 5.000%, 9/01/39 9/27 at 100.00 CCC+   1,492,290
2,650 5.000%, 9/01/42 9/27 at 100.00 CCC+   2,566,896
3,485 5.000%, 9/01/46 9/27 at 100.00 CCC+   3,297,089
Baltimore, Maryland, Special Obligation Bonds,
Consolidated Tax Increment Financing, Series 2015:
375 5.000%, 6/15/23 No Opt. Call BBB+   376,624
260 5.000%, 6/15/24 No Opt. Call BBB+   266,063
275 5.000%, 6/15/25 6/24 at 100.00 BBB+   281,529
385 5.000%, 6/15/26 6/24 at 100.00 BBB+   394,444
345 5.000%, 6/15/27 6/24 at 100.00 BBB+   353,666
550 Baltimore, Maryland, Special Obligation Bonds, East Baltimore
Research Park Project, Series 2017A, 4.000%, 9/01/27
No Opt. Call N/R   541,882
2,100 Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project,
Refunding Series 2016, 4.750%, 6/01/31
6/26 at 100.00 N/R   2,108,505
875 Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project,
Refunding Series 2022, 4.875%, 6/01/42, 144A
6/31 at 100.00 N/R   840,700
580 Howard County, Maryland, Special Obligation Bonds, Downtown
Columbia Project, Series 2017A, 4.000%, 2/15/28, 144A
2/26 at 100.00 N/R   568,690
8,410 Maryland Economic Development Corporation, Port Facilities Revenue
Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding
Series 2010, 5.750%, 9/01/25
5/23 at 100.00 BB   8,483,419
Maryland Economic Development Corporation, Revenue
Bonds, Chesapeake Bay Hyatt Conference Center, Series
2006A:
3,360 5.000%, 12/01/22 (8) No Opt. Call N/R   2,016,000
6,895 5.000%, 12/01/31 (8) 5/23 at 100.00 N/R   4,137,000
1,000 Maryland Economic Development Corporation, Revenue Bonds,
Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%,
12/01/31 (8)
5/23 at 100.00 N/R   600,000

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
248
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Maryland (continued)
Maryland Economic Development Corporation, Senior
Student Housing Revenue Bonds, Towson University
Project, Refunding Series 2017:
$ 270 5.000%, 7/01/27 No Opt. Call BB+   $ 277,133
190 5.000%, 7/01/29 7/27 at 100.00 BB+   194,207
325 5.000%, 7/01/30 7/27 at 100.00 BB+   331,565
375 5.000%, 7/01/31 7/27 at 100.00 BB+   381,559
530 5.000%, 7/01/37 5/23 at 100.00 BB+   529,984
2,640 Maryland Economic Development Corporation, Special Obligation
Bonds, Metro Centre Owings Mills Project, Series 2017, 3.750%,
7/01/27
1/27 at 100.00 N/R   2,562,622
2,500 Maryland Economic Development Corporation, Special Obligation
Bonds, Port Covington Project, Series 2020, 4.000%, 9/01/40
9/30 at 100.00 N/R   2,200,900
3,500 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31
7/27 at 100.00 A3   3,702,195
400 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, Green Street Academy, Series 2017A, 5.000%, 7/01/27, 144A
No Opt. Call N/R   400,872
750 Maryland Health and Higher Educational Facilities Authority, Revenue
Bonds, Imagine Andrews Public Charter School, Series 2022A,
5.500%, 5/01/42, 144A
5/30 at 100.00 N/R   719,190
945 Prince George's County Revenue Authority, Maryland, Special
Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%,
7/01/30, 144A
1/26 at 100.00 N/R   945,057
600 Prince George's County, Maryland, Special Obligation Bonds,
Westphalia Town Center Project, Series 2018, 5.000%, 7/01/30, 144A
7/28 at 100.00 N/R   604,890
Total Maryland 50,193,018
Massachusetts - 0.1%
Lowell, Massachusetts, Collegiate Charter School
Revenue Bonds, Series 2019:
435 4.000%, 6/15/24 No Opt. Call N/R   431,568
490 5.000%, 6/15/29 6/26 at 100.00 N/R   492,690
530 5.000%, 6/15/39 6/26 at 100.00 N/R   515,621
Massachusetts Development Finance Agency, Revenue
Bonds, Milford Regional Medical Center Issue, Series
2014F:
325 5.000%, 7/15/23 No Opt. Call B+   326,255
315 5.000%, 7/15/24 7/23 at 100.00 B+   316,430
4,600 Massachusetts Educational Financing Authority, Student Loan Revenue
Bonds, Issue I Series 2014, 5.000%, 1/01/26, (AMT)
1/25 at 100.00 A   4,723,004
470 Massachusetts State, General Obligation Bonds, Consolidated
Loan, Series 2007A, 3.795%, 5/01/37 - NPFG Insured (3-Month
LIBOR*0.67% reference rate + 0.570% spread) (5)
5/23 at 100.00 AA   461,610
Total Massachusetts 7,267,178
Michigan - 1.0%
Advanced Technology Academy, Michigan, Public
School Academy Revenue Bonds, Refunding Series
2019:
150 3.500%, 11/01/24 No Opt. Call BB+   146,099
410 3.875%, 11/01/29 11/27 at 102.00 BB+   380,488
85 5.000%, 11/01/34 11/27 at 102.00 BB+   83,170
285 Conner Creek Academy East, Michigan, Public School Revenue Bonds,
Series 2007, 5.000%, 11/01/26
5/23 at 100.00 B   273,024

249
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Michigan (continued)
County of Calhoun Hospital Finance Authority, Michigan,
Hospital Revenue Bonds, Oaklawn Hospital, Refunding
Series 2016:
$ 1,915 5.000%, 2/15/30 2/27 at 100.00 Ba1   $ 1,996,445
2,010 5.000%, 2/15/31 2/27 at 100.00 Ba1   2,091,144
3,305 Detroit Service Learning Academy, Michigan, Public School Academy
Revenue Bonds, Refunding Series 2021, 4.000%, 7/01/31
7/28 at 103.00 BB   3,100,784
30,000 Detroit, Michigan, Sewage Disposal System Revenue Bonds, Senior Lien
Floating Libor Notes Series 2006D, 3.794%, 7/01/32 - AGM Insured
(3-Month LIBOR*0.67% reference rate + 0.600% spread) (5)
7/23 at 100.00 A1   28,170,900
5 Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien,
Series 2006B, 5.000%, 7/01/36 - NPFG Insured
5/23 at 100.00 A2   5,009
10,000 Detroit, Wayne County, Michigan, General Obligation Bonds, Financial
Recovery Series 2014B-1, 4.000%, 4/01/44
5/23 at 100.00 N/R   7,395,600
825 Gerald R. Ford International Airport Authority, Kent County, Michigan,
Revenue Bonds, Limited Tax General Obligation Series 2021, 5.000%,
1/01/46, (AMT)
1/32 at 100.00 AAA   874,154
1,250 Michigan Finance Authority, Higher Education Limited Obligation
Revenue Bonds, Aquinas College Project, Refunding Series 2021,
4.000%, 5/01/31
No Opt. Call N/R   1,105,013
705 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Cesar Chavez Academy Project, Refunding Series
2019, 4.000%, 2/01/29
2/27 at 102.00 BB+   671,075
1,125 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Hanley International Academy, Inc. Project,
Refunding Series 2021, 3.500%, 9/01/30
No Opt. Call BB   987,671
605 Michigan Finance Authority, Public School Academy Limited Obligation
Revenue Bonds, Madison Academy Project, Refunding Series 2021,
4.250%, 12/01/39
12/27 at 100.00 N/R   474,973
1,335 Michigan Finance AuthorIty, Public School Academy Limited Obligation
Revenue Bonds, Voyageur Academy Project, Refunding Series 2017.
Private Placement of 2017, 5.900%, 7/15/46, 144A
7/27 at 100.00 N/R   1,050,138
8,530 Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds,
2007 Sold Tobacco Receipts, Series 2020B2-CL2, 0.000%, 6/01/65
12/30 at 18.38 N/R   844,982
665 Saline Economic Development Corporation, Michigan, Limited
Obligation Revenue and Refunding Bonds, Evangelical Homes of
Michigan, Series 2012, 5.250%, 6/01/32
5/23 at 100.00 BB   619,095
1,115 Universal Academy, Michigan, Public School Academy Bonds,
Refunding Series 2021, 4.000%, 12/01/40
12/28 at 103.00 BBB-   975,636
580 Warren Academy, Macomb County, Michigan, Revenue Bonds, Public
School Academy, Refunding Series 2020A, 5.000%, 5/01/35, 144A
5/27 at 100.00 N/R   502,680
Total Michigan 51,748,080
Minnesota - 1.5%
Baytown Township, Minnesota Charter School Lease
Revenue Bonds, Saint Croix Preparatory Academy,
Refunding Series 2016A:
320 3.500%, 8/01/26 No Opt. Call BB+   303,942
400 3.500%, 8/01/27 8/26 at 100.00 BB+   373,792
270 4.000%, 8/01/28 8/26 at 100.00 BB+   254,480
415 4.000%, 8/01/29 8/26 at 100.00 BB+   386,299
260 4.000%, 8/01/30 8/26 at 100.00 BB+   239,239
300 4.000%, 8/01/31 8/26 at 100.00 BB+   272,490

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
250
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
$ 455 Bethel, Minnesota, Charter School Lease Revenue Bonds, Level Up
Academy, Taxable Series 2021B, 6.000%, 6/15/27
No Opt. Call N/R   $ 420,547
Brooklyn Park, Minnesota, Charter School Lease Revenue
Bonds, Athlos Leadership Academy Project, Series
2015A:
480 4.750%, 7/01/25 No Opt. Call N/R   470,194
630 5.250%, 7/01/30 7/25 at 100.00 N/R   602,154
City of Ham Lake, Minnesota, Charter School Lease
Revenue Bonds, DaVinci Academy Project,Series 2016A:
375 4.000%, 7/01/28 7/24 at 102.00 N/R   358,369
540 5.000%, 7/01/31 7/24 at 102.00 N/R   541,717
Columbia Heights, Minnesota, Charter School Lease
Revenue Bonds, Prodeo Academy Project, Series 2019A:
1,415 3.875%, 7/01/29 7/27 at 102.00 N/R   1,300,427
1,680 5.000%, 7/01/34 7/27 at 102.00 N/R   1,588,541
2,135 5.000%, 7/01/39 7/27 at 102.00 N/R   1,948,273
1,000 Columbus, Minnesota, Charter School Lease Revenue Bonds, New
Millennium Academy Project, Series 2015A, 5.000%, 7/01/25
No Opt. Call B   981,260
70 Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle
Ridge Academy Project, Series 2015A, 4.400%, 7/01/25
No Opt. Call BB+   69,656
Duluth Economic Development Authority, Minnesota,
Health Care Facilities Revenue Bonds, Saint Luke's
Hospital of Duluth Obligated Group, Series
2022A,  Forward Delivery:
500 5.000%, 6/15/29 No Opt. Call BBB-   532,850
500 5.000%, 6/15/30 No Opt. Call BBB-   536,830
500 5.000%, 6/15/31 No Opt. Call BBB-   540,815
500 5.000%, 6/15/32 No Opt. Call BBB-   543,945
625 5.000%, 6/15/33 6/32 at 100.00 BBB-   677,900
600 4.000%, 6/15/34 6/32 at 100.00 BBB-   594,654
260 4.000%, 6/15/35 6/32 at 100.00 BBB-   253,978
450 4.000%, 6/15/36 6/32 at 100.00 BBB-   432,050
425 4.000%, 6/15/37 6/32 at 100.00 BBB-   400,014
300 4.000%, 6/15/39 6/32 at 100.00 BBB-   274,887
Hugo, Minnesota, Charter School Lease Revenue Bonds,
Noble Academy Project, Series 2014A:
500 4.000%, 7/01/23 No Opt. Call BB   499,560
420 4.000%, 7/01/24 No Opt. Call BB   417,215
500 5.000%, 7/01/29 7/24 at 100.00 BB   500,375
Independence, Minnesota, Charter School Lease
Revenue Bonds, Paladin Career & Technical High School
Project, Series 2021A:
225 3.250%, 6/01/31 6/29 at 102.00 N/R   187,591
170 4.000%, 6/01/41 6/29 at 102.00 N/R   130,861
2,100 Independence, Minnesota, Charter School Lease Revenue Bonds,
Spero Academy Project, Series 2021A, 5.000%, 7/01/56, 144A
7/27 at 100.00 N/R   1,462,209
550 International Falls, Minnesota, Solid Waste Disposal Revenue Bonds,
Boise Cascade Corporation Project, Refunding Series 1999, 6.850%,
12/01/29, (AMT)
5/23 at 100.00 B1   551,183
1,880 Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds,
Ecumen Second Century & Owatonna Senior Living Project,
Refunding Series 2014A, 4.500%, 9/01/44, (Mandatory Put 9/01/24)
5/23 at 100.00 N/R   1,837,418
Maple Plain, Minnesota Senior Housing and Healthcare
Revenue Bonds, Haven Homes, Inc. Project, Series 2019:
500 4.250%, 7/01/39 7/25 at 102.00 N/R   404,570
500 5.000%, 7/01/39 7/25 at 102.00 N/R   449,960

251
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
$ 850 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber
Village Academy Project, Series 2022A, 5.250%, 6/01/42
6/32 at 100.00 N/R   $ 814,283
260 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber
Village Academy Project, Taxable Series 2022B, 5.500%, 6/01/27
No Opt. Call N/R   258,734
585 Minneapolis, Minnesota, Charter School Lease Revenue Bonds,
Friendship Academy of the Arts Project, Series 2019A, 4.000%,
12/01/31, 144A
12/27 at 100.00 N/R   522,171
Minneapolis, Minnesota, Charter School Lease Revenue
Bonds, Hennepin Schools Project, Series 2021A:
1,685 4.000%, 7/01/31 No Opt. Call BB-   1,563,579
4,350 4.000%, 7/01/41 7/31 at 100.00 BB-   3,521,934
Minneapolis, Minnesota, Charter School Lease Revenue
Bonds, Hiawatha Academies Project, Series 2022A:
890 5.000%, 7/01/32 No Opt. Call N/R   858,013
550 5.375%, 7/01/42 7/32 at 100.00 N/R   516,390
445 Minneapolis, Minnesota, Charter School Lease Revenue Bonds,
Hiawatha Academies Project, Taxable Series 2022B, 5.750%, 7/01/25
No Opt. Call N/R   440,479
585 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero
Academy Project, Series 2017A, 5.500%, 7/01/27, 144A
No Opt. Call N/R   587,568
1,840 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin
Cities International Schools Project, Series 2017A, 4.250%, 12/01/27,
144A
No Opt. Call N/R   1,796,594
Minneapolis, Minnesota, Charter School Lease Revenue
Bonds, Venture Academy Project, Series 2022A:
650 5.000%, 6/01/32, 144A 6/30 at 102.00 N/R   609,005
2,365 5.250%, 6/01/42, 144A 6/30 at 102.00 N/R   2,124,669
4,035 5.250%, 6/01/52, 144A 6/30 at 102.00 N/R   3,472,319
3,005 5.500%, 6/01/57, 144A 6/30 at 102.00 N/R   2,631,268
130 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua
Academy Project, Series 2013A, 5.000%, 7/01/23
No Opt. Call BB+   130,136
Minneapolis, Minnesota, Tax Increment Revenue Bonds,
Village at St. Anthony Falls Project, Refunding Series
2015:
165 4.000%, 3/01/24 5/23 at 100.00 N/R   164,739
325 4.000%, 3/01/27 5/23 at 100.00 N/R   321,705
Otsego, Minnesota, Charter School Lease Revenue
Bonds, Kaleidoscope Charter School Project, Series
2014A:
370 4.150%, 9/01/24 No Opt. Call BB-   364,772
1,100 5.000%, 9/01/34 9/24 at 100.00 BB-   1,055,593
2,285 Owatonna, Minnesota, Housing and Health Care Revenue Bonds,
Ecumen Second Century & Owatonna Senior Living Project,
Refunding Series 2014B, 4.500%, 9/01/44, (Mandatory Put 9/01/24)
5/23 at 100.00 N/R   2,225,202
1,090 Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester
Math & Science Academy Project, Series 2018A, 4.500%, 9/01/26
No Opt. Call N/R   1,026,453
Saint Cloud, Minnesota, Charter School Lease Revenue
Bonds, Athlos Academy, Series 2022A:
6,165 5.500%, 6/01/42, 144A 6/30 at 102.00 N/R   5,769,639
10,650 5.750%, 6/01/52, 144A 6/30 at 102.00 N/R   9,871,485
2,000 5.875%, 6/01/57, 144A 6/30 at 102.00 N/R   1,854,800
595 Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride
Academy Project, Series 2016A, 3.750%, 4/01/26
No Opt. Call N/R   548,114

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
252
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Minnesota (continued)
Saint Paul Housing & Redevelopment Authority,
Minnesota, Charter School Lease Revenue Bonds,
Community School of Excellence, Series 2023:
$ 4,210 4.500%, 3/01/33, 144A No Opt. Call N/R   $ 4,204,822
6,045 5.250%, 3/01/43, 144A 3/33 at 100.00 N/R   5,996,761
200 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Great River School Project, Series
2017A, 4.750%, 7/01/29, 144A
7/27 at 100.00 N/R   197,860
Saint Paul Housing and Redevelopment Authority,
Minnesota, Lease Revenue Bonds, Hope Community
Academy Project, Series 2015A:
500 4.000%, 12/01/24 No Opt. Call BB-   490,010
700 4.500%, 12/01/29 12/24 at 100.00 BB-   663,978
Savage, Minnesota Charter School Lease Revenue
Bonds, Aspen Academy Project, Series 2016A:
1,175 4.000%, 10/01/26 No Opt. Call N/R   1,135,214
1,115 4.750%, 10/01/31 10/26 at 100.00 N/R   1,061,759
120 Winona Port Authority, Minnesota, Charter School Lease Revenue
Bonds, Bluffview Montessori School Project, Refunding Series 2016,
3.750%, 6/01/26
6/24 at 100.00 N/R   113,980
Woodbury Housing and Redevelopment Authority,
Minnesota, Revenue Bonds, Saint Therese of Woodbury,
Series 2014:
200 4.000%, 12/01/23 No Opt. Call N/R   198,340
400 4.000%, 12/01/24 No Opt. Call N/R   391,700
Total Minnesota 78,844,313
Mississippi - 0.3%
1,560 Mississippi Business Finance Corporation, Gulf Opportunity Zone
Revenue Bonds, King Edward Mixed-Use Project, Refunding Series
2019A, 4.000%, 10/15/30, 144A (8)
10/26 at 100.00 N/R   1,325,782
2,700 Mississippi Business Finance Corporation, Gulf Opportunity Zone
Revenue Bonds, King Edward Mixed-Use Project, Refunding
Subordinate Series 2019B, 4.000%, 10/15/49, (Mandatory Put
4/15/29), 144A (8)
10/26 at 100.00 N/R   2,243,484
6,520 Mississippi Business Finance Corporation, Revenue Bonds, System
Energy Resources, Inc. Project, Refunding Series 2021, 2.375%,
6/01/44
6/26 at 100.00 Baa1   4,220,852
8,250 Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds,
Baptist Memorial Healthcare, Series 2016A, 5.000%, 9/01/41
9/26 at 100.00 BBB+   8,344,297
Total Mississippi 16,134,415
Missouri - 0.8%
Boone County, Missouri, Hospital Revenue Bonds,
Boone Hospital Center, Refunding Series 2016:
1,515 5.000%, 8/01/24 No Opt. Call Ba3   1,518,636
1,910 5.000%, 8/01/27 8/26 at 100.00 Ba3   1,878,924
1,000 4.000%, 8/01/38 8/26 at 100.00 Ba3   793,160
570 Cape Girardeau County Industrial Development Authority, Missouri,
Health Facilities Revenue Bonds, Southeasthealth, Series 2016A,
6.000%, 3/01/33
5/23 at 103.00 BB-   587,852
Cape Girardeau County Industrial Development
Authority, Missouri, Health Facilities Revenue Bonds,
Southeasthealth, Series 2017A:
875 5.000%, 3/01/27 No Opt. Call BB-   915,530
1,400 5.000%, 3/01/28 3/27 at 100.00 BB-   1,461,208

253
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 700 5.000%, 3/01/30 3/27 at 100.00 BB-   $ 727,755
200 5.000%, 3/01/31 3/27 at 100.00 BB-   207,500
3,525 5.000%, 3/01/36 3/27 at 100.00 BB-   3,614,888
940 Kansas City Industrial Development Authority, Missouri, Revenue
Bonds, Platte Purchase Project A, Series 2019, 5.000%, 7/01/40, 144A
9/24 at 103.00 N/R   812,517
1,100 Kansas City Industrial Development Authority, Missouri, Sales Tax
Revenue Bonds, Ward Parkway Center Community Improvement
District, Senior Refunding & Improvement Series 2016, 5.000%,
4/01/46, 144A
4/26 at 100.00 N/R   960,025
Kirkwood Industrial Development Authority, Missouri,
Retirement Community Revenue Bonds, Aberdeen
Heights Project, Refunding Series 2017A:
1,000 5.000%, 5/15/25 No Opt. Call BB-   987,350
1,075 5.000%, 5/15/26 No Opt. Call BB-   1,053,435
1,080 5.000%, 5/15/27 No Opt. Call BB-   1,048,324
1,150 5.250%, 5/15/28 5/27 at 100.00 BB-   1,116,834
2,645 5.250%, 5/15/31 5/27 at 100.00 BB-   2,497,726
Land Clearance for Redevelopment Authority of Kansas
City, Missouri, Project Revenue Bonds, Convention
Center Hotel Project - TIF Financing, Series 2018B:
1,435 4.375%, 2/01/31, 144A 2/28 at 100.00 N/R   1,233,454
2,750 5.000%, 2/01/40, 144A 2/28 at 100.00 N/R   2,174,095
1,800 5.000%, 2/01/50, 144A 2/28 at 100.00 N/R   1,310,598
940 Liberty, Missouri, Special Obligation Tax Increment and Special Districts
Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25,
144A
No Opt. Call N/R   923,682
Missouri Southern State University, Auxiliary Enterprise
System Revenue Bonds, Series 2021:
2,515 4.000%, 10/01/31 No Opt. Call N/R   2,433,941
2,135 4.000%, 10/01/34 10/31 at 100.00 N/R   2,014,330
Plaza at Noah's Ark Community Improvement District,
Saint Charles, Missouri, Tax Increment and Improvement
District Revenue Bonds, Series 2021:
150 3.000%, 5/01/30 5/29 at 100.00 N/R   135,786
500 3.125%, 5/01/35 5/29 at 100.00 N/R   418,620
1,605 Saint Louis County Industrial Development Authority, Missouri, Health
Facilities Revenue Bonds, Nazareth Living Center, Series 2015A,
5.000%, 8/15/25
No Opt. Call N/R   1,599,591
Saint Louis County Industrial Development Authority,
Missouri, Health Facilities Revenue Bonds, Ranken-
Jordan Project, Refunding & Improvement Series 2016:
895 5.000%, 11/15/27 11/25 at 100.00 N/R   899,949
990 5.000%, 11/15/29 11/25 at 100.00 N/R   994,782
1,095 5.000%, 11/15/31 11/25 at 100.00 N/R   1,100,815
500 Saint Louis County Industrial Development Authority, Missouri, Revenue
Bonds, Saint Andrew's Resources for Seniors, Series 2015A, 5.000%,
12/01/25
No Opt. Call N/R   500,845
2,360 Saint Louis Industrial Development Authority, Missouri, Revenue Bonds,
Confluence Academy Project, Series 2022A, 5.500%, 6/15/42, 144A
6/31 at 100.00 N/R   2,168,392
535 Stoddard County Industrial Development Authority, Missouri, Health
Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%,
3/01/37
5/23 at 103.00 BB-   551,992
2,025 The Industrial Development Authority of the City of Saint Louis,
Missouri, Development Financing Revenue Bonds, Ballpark Village
Development Project, Series 2017A, 3.875%, 11/15/29
11/26 at 100.00 N/R   1,756,708

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
254
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri (continued)
$ 500 The Industrial Development Authority of the County of St. Louis,
Missouri, Transportation Development Refunding Revenue Bonds,
Series 2019B, 4.375%, 3/01/33, 144A
3/27 at 100.00 N/R   $ 451,755
Total Missouri 40,850,999
Montana - 0.0%
Kalispell, Montana, Housing and Healthcare Facilities
Revenue Bonds, Immanuel Lutheran Corporation, Series
2017A:
1,000 5.000%, 5/15/27 5/25 at 102.00 N/R   974,580
1,180 5.250%, 5/15/30 5/25 at 102.00 N/R   1,139,196
435 5.250%, 5/15/32 5/25 at 102.00 N/R   413,785
Total Montana 2,527,561
Nebraska - 1.0%
50,000 Central Plains Energy Project, Nebraska, Gas Project Revenue Bonds,
Project 5, SOFR Series 2022-2, 5.074%, 5/01/53, (Mandatory Put
10/01/29) (SOFR*0.67% reference rate + 2.180% spread), (UB) (4),(5)
7/29 at 100.00 A2   50,960,000
Total Nebraska 50,960,000
Nevada - 0.7%
450 Clark County, Nevada, Local Improvement Bonds, Special Improvement
District 151 Summerlin-Mesa, Refunding Series 2015, 4.500%,
8/01/24
No Opt. Call N/R   451,867
1,120 Clark County, Nevada, Local Improvement Bonds, Special Improvement
District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28
8/25 at 100.00 N/R   1,134,594
1,079 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels
LLC Project, Green Series 2017B, 5.125%, 12/15/37, (AMT), 144A
12/27 at 100.00 N/R   827,156
3,030 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels
LLC Project, Green Series 2018, 6.950%, 2/15/38, (AMT), 144A
8/28 at 100.00 N/R   2,712,335
2,000 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels
LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
2/31 at 100.00 N/R   1,737,740
Director of Nevada State Department of Business &
Industry, Environmental Improvement Revenue Bonds,
Fulcrum Sierra BioFuels LLC Project, Series 2017:
10,484 5.875%, 12/15/27, (AMT), 144A No Opt. Call N/R   10,727,685
2,935 6.250%, 12/15/37, (AMT), 144A 12/27 at 100.00 N/R   2,630,406
Henderson, Nevada, Limited Obligation Bonds, Local
Improvement District T-18 Inspirada, Refunding Series
2016:
1,555 4.000%, 9/01/32 9/26 at 100.00 N/R   1,462,291
670 4.000%, 9/01/35 9/26 at 100.00 N/R   612,454
765 Henderson, Nevada, Local Improvement District No. T-20 Rainbow
Canyon, Local Improvement Bonds, Series 2018, 5.000%, 9/01/38
9/28 at 100.00 N/R   769,399
Las Vegas, Nevada, Local Improvement Bonds, Special
Improvement District 808 & 810 Summerlin Village 23B,
Refunding Series 2014:
470 5.000%, 6/01/23 No Opt. Call N/R   470,780
440 5.000%, 6/01/24 No Opt. Call N/R   444,637
715 5.000%, 6/01/25 6/24 at 100.00 N/R   722,372

255
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Nevada (continued)
Las Vegas, Nevada, Local Improvement Bonds, Special
Improvement District 812 Summerlin Village 24, Series
2015:
$ 455 5.000%, 12/01/26 12/25 at 100.00 N/R   $ 463,845
1,425 5.000%, 12/01/28 12/25 at 100.00 N/R   1,445,449
325 Las Vegas, Nevada, Local Improvement Bonds, Special Improvement
District 814 Summerlin Village 21& 24A, Series 2019, 4.000%,
6/01/39
6/29 at 100.00 N/R   293,280
335 Neveda State Director of the Department of Business and Industry,
Charter School Revenue Bonds, Doral Academy of Nevada, Series
2017A, 5.000%, 7/15/27, 144A
7/25 at 100.00 BBB-   337,268
North Las Vegas, Nevada, Local Improvement Bonds,
Special Improvement District 64 Valley Vista, Series
2019:
660 4.250%, 6/01/34 12/28 at 100.00 N/R   631,745
800 4.500%, 6/01/39 12/28 at 100.00 N/R   758,912
North Las Vegas, Nevada, Local Improvement Bonds,
Special Improvement District 65 Northern Beltway
Commercial Area, Series 2017:
850 4.000%, 12/01/27, 144A No Opt. Call N/R   840,633
840 5.000%, 12/01/37, 144A 12/27 at 100.00 N/R   847,459
3,795 Reno, Nevada, Redevelopment Agency Downtown Project Tax
Allocation Bonds, Senior Lien, Refunding Series 2007B, 5.000%,
6/01/27
5/23 at 100.00 BB-   3,795,531
1,350 Reno, Nevada, Redevelopment Agency Downtown Project Tax
Allocation Bonds, Series 2007C, 5.400%, 6/01/27
5/23 at 100.00 N/R   1,334,812
400 Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds,
ReTrac-Reno Transporation Rail Access Corridor Project, Series 2018B,
5.000%, 6/01/38 - AGM Insured
12/28 at 100.00 A1   429,336
135 Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement
District 1 Legends at Sparks Marina, Refunding Senior Series 2019A,
2.500%, 6/15/24, 144A
No Opt. Call Ba1   131,836
2,500 Tahoe-Douglas Visitors Authority, Nevada, Stateline Revenue Bonds,
Series 2020, 5.000%, 7/01/40
7/30 at 100.00 N/R   2,519,950
Total Nevada 38,533,772
New Hampshire - 0.6%
4,770 National Finance Authority, New Hampshire, Resource Recovery
Revenue Bonds, Covanta Project, Refunding Series 2020A, 3.625%,
7/01/43, (Mandatory Put 7/02/40), 144A
7/25 at 100.00 B   3,583,892
5,475 National Finance Authority, New Hampshire, Resource Recovery
Revenue Bonds, Covanta Project, Refunding Series 2020B, 3.750%,
7/01/45, (AMT), (Mandatory Put 7/02/40), 144A
7/25 at 100.00 B   4,137,896
25,125 National Finance Authority, New Hampshire, Revenue Bonds, GHI Kiran
Capital LLC Project, Series 2022, 6.250%, 9/01/30, 144A
5/23 at 100.00 N/R   24,468,986
Total New Hampshire 32,190,774
New Jersey - 1.3%
6,035 Camden County Improvement Authority, New Jersey, Lease Revenue
Bonds, Rowan University School of Osteopathic Medicine Project,
Refunding Series 2013A, 5.000%, 12/01/32
12/23 at 100.00 A   6,113,576
1,650 Gloucester County Pollution Control Financing Authority, New Jersey,
Pollution Control Revenue Bonds, Logan Project, Refunding Series
2014A, 5.000%, 12/01/24, (AMT), (ETM)
No Opt. Call N/R  (7) 1,673,480

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
256
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
New Jersey Building Authority, State Building Revenue
Bonds, Refunding Series 2016A:
$ 445 4.000%, 6/15/30, (Pre-refunded 6/15/26) 6/26 at 100.00 N/R  (7) $ 466,235
1,070 4.000%, 6/15/30, (Pre-refunded 6/15/26) 6/26 at 100.00 BBB+  (7) 1,124,431
100 New Jersey Economic Development Authority, Charter School Revenue
Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%,
8/01/24, 144A
No Opt. Call N/R   99,866
900 New Jersey Economic Development Authority, Charter School Revenue
Bonds, North Star Academy Charter School of Newark, Series 2017,
5.000%, 7/15/32
7/27 at 100.00 BBB-   944,487
210 New Jersey Economic Development Authority, Charter School Revenue
Bonds, Teaneck Community Charter School, Series 2017A, 4.250%,
9/01/27, 144A
No Opt. Call BB   206,678
New Jersey Economic Development Authority, Fixed
Rate Revenue Bonds, Lions Gate Project, Series 2014:
265 4.375%, 1/01/24 No Opt. Call N/R   263,023
2,000 5.000%, 1/01/34 1/24 at 100.00 N/R   1,831,240
860 New Jersey Economic Development Authority, Lease Revenue Bonds,
Liberty State Park Project, Refunding Series 2015A, 4.125%, 6/15/26
6/25 at 100.00 BBB+   881,371
980 New Jersey Economic Development Authority, Revenue Bonds, Motor
Vehicle Surcharge, Refunding Subordinate Series 2017A, 3.375%,
7/01/30
7/27 at 100.00 BB+   957,509
650 New Jersey Economic Development Authority, Revenue Bonds,
Provident Group - Rowan Properties LLC - Rowan University Student
Housing Project, Series 2015A, 5.000%, 1/01/25
No Opt. Call B   647,653
New Jersey Economic Development Authority, School
Facilities Construction Bonds, Tender Option Bond Trust
Series 2018-XG0168:
1,000 0.000%, 9/01/27, 144A, (IF) (4) 3/23 at 100.00 BBB   996,040
New Jersey Economic Development Authority, School
Facilities Construction Financing Program Bonds,
Refunding Series 2013-I:
19,735 4.350%, 9/01/27 (SIFMA reference rate + 1.550% spread), (UB) (5) 3/23 at 100.00 BBB+   19,715,462
2,200 3.810%, 3/01/28 (SIFMA reference rate + 1.600% spread), (UB) (4),(5) 3/23 at 100.00 BBB+   2,196,304
250 New Jersey Economic Development Authority, School Facilities
Construction Financing Program Bonds, Tender Option Bond Trust
2016-XF2340, 0.000%, 9/01/25, 144A, (IF) (4)
3/25 at 100.00 BBB   249,020
100 New Jersey Economic Development Authority, School Revenue Bonds,
Leap Academy University Charter School Inc. Project; Series 2014A,
5.125%, 10/01/24, 144A
No Opt. Call BB-   100,305
4,740 New Jersey Economic Development Authority, Special Facilities
Revenue Bonds, Continental Airlines Inc., Refunding Series 2012,
5.750%, 9/15/27, (AMT)
5/23 at 100.00 BB-   4,740,521
2,500 New Jersey Economic Development Authority, Special Facilities
Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%,
9/15/29, (AMT)
5/23 at 101.00 BB-   2,504,700
New Jersey Economic Development Authority, Special
Facilities Revenue Bonds, Continental Airlines Inc., Series
2000A & 2000B:
3,315 5.625%, 11/15/30, (AMT) 3/24 at 101.00 BB-   3,341,553
1,950 5.625%, 11/15/30, (AMT) 3/24 at 101.00 BB-   1,965,620
1,680 New Jersey Economic Development Authority, Special Facility Revenue
Bonds, Port Newark Container Terminal LLC Project, Refunding Series
2017, 5.000%, 10/01/27, (AMT)
No Opt. Call Baa2   1,724,100

257
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Jersey (continued)
$ 1,000 New Jersey Transportation Trust Fund Authority, Federal Highway
Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/30
6/26 at 100.00 A3   $ 1,060,530
1,500 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019AA, 4.125%, 6/15/39
12/28 at 100.00 BBB+   1,513,500
South Jersey Port Corporation, New Jersey, Marine
Terminal Revenue Bonds, Subordinate Series 2017B:
850 5.000%, 1/01/32, (AMT) 1/28 at 100.00 Baa1   901,323
1,220 5.000%, 1/01/33, (AMT) 1/28 at 100.00 Baa1   1,290,833
1,250 5.000%, 1/01/34, (AMT) 1/28 at 100.00 Baa1   1,318,413
1,000 5.000%, 1/01/36, (AMT) 1/28 at 100.00 Baa1   1,041,420
9,500 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/46
6/28 at 100.00 BBB+   9,707,100
Total New Jersey 69,576,293
New Mexico - 0.1%
150 Boulders Public Improvement District, Albuquerque, New Mexico,
Special Levy Revenue Bonds, Series 2015, 4.875%, 10/01/25
No Opt. Call N/R   147,185
2,155 Mariposa East Public Improvement District, New Mexico, Special Levy
Revenue Bonds, Series 2015B, 5.900%, 9/01/32
9/25 at 100.00 N/R   2,054,706
105 Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico,
Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23
No Opt. Call N/R   105,245
180 Volterra Public Improvement District, Albuquerque, New Mexico,
Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23
No Opt. Call N/R   179,582
500 Winrock Town Center Tax Increment Development District 1,
Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds,
Senior Lien Series 2022, 3.750%, 5/01/28, 144A
No Opt. Call N/R   470,985
Total New Mexico 2,957,703
New York - 2.4%
1,300 Brooklyn Arena Local Development Corporation, New York, Payment
in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding
Series 2016A, 5.000%, 7/15/42
1/27 at 100.00 Ba1   1,284,062
540 Buffalo and Erie County Industrial Land Development Corporation,
New York, Revenue Bonds, Catholic Health System, Inc. Project, Series
2015, 5.000%, 7/01/28
7/25 at 100.00 Caa2   496,784
1,000 Buffalo and Erie County Industrial Land Development Corporation,
New York, Revenue Bonds, Charter School for Applied Technologies,
Series 2017A, 4.500%, 6/01/27
6/24 at 103.00 BBB   1,014,060
225 Build New York City Resource Corporation, New York, Revenue Bonds,
Global Community Charter School Project, Series 2022A, 5.000%,
6/15/42
6/32 at 100.00 BB+   216,387
700 Build New York City Resource Corporation, New York, Revenue Bonds,
Metropolitan College of New York, Series 2014, 5.250%, 11/01/34
11/24 at 100.00 BB-   658,273
1,100 Build New York City Resource Corporation, New York, Revenue Bonds,
South Bronx Charter School for International Cultures and the Arts
Project, Series 2013A, 5.000%, 4/15/43, 144A
5/23 at 100.00 BB+   1,040,083
1,000 Build NYC Resource Corporation, New York, Revenue Bonds, Albert
Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A
12/30 at 100.00 N/R   1,004,510
3,805 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020A-1, 5.250%, 6/01/40, 144A
12/30 at 100.00 N/R   3,222,873
2,500 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020C-1, 5.000%, 6/01/40, 144A
12/30 at 100.00 N/R   2,054,675

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
258
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
Build NYC Resource Corporation, New York, Revenue
Bonds, Richmond Preparatory Charter School Project,
Social Impact Project Series 2021A:
$ 400 4.000%, 6/01/31, 144A 6/29 at 100.00 N/R   $ 374,212
450 5.000%, 6/01/36, 144A 6/29 at 100.00 N/R   444,420
Dormitory Authority of the State of New York, Insured
Revenue Bonds, Pace University, Series 2013A:
15 5.000%, 5/01/23, (ETM) No Opt. Call N/R  (7) 15,027
715 5.000%, 5/01/23 No Opt. Call BBB-   715,636
85 5.000%, 5/01/24, (Pre-refunded 5/01/23) 5/23 at 100.00 N/R  (7) 85,146
65 5.000%, 5/01/26, (Pre-refunded 5/01/23) 5/23 at 100.00 N/R  (7) 65,112
20 5.000%, 5/01/27, (Pre-refunded 5/01/23) 5/23 at 100.00 N/R  (7) 20,035
4,210 Glen Cove Local Economic Assistance Corporation, New York, Revenue
Bonds, Garvies Point Public Improvement Project, Current Interest
Series 2016A, 5.000%, 1/01/56
1/27 at 100.00 N/R   3,657,648
1,000 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Series 2017A, 5.890%, 2/01/32
2/27 at 100.00 N/R   1,017,330
1,000 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Series 2018A, 6.470%, 2/01/33
2/28 at 100.00 N/R   1,045,250
800 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Series 2020A, 4.760%, 2/01/27
No Opt. Call N/R   775,752
Hempstead Town Local Development Corporation, New
York, Education Revenue Bonds, The Academy Charter
School Project, Series 2021A:
580 4.050%, 2/01/31 2/30 at 100.00 A2   505,853
1,080 4.450%, 2/01/41 2/30 at 100.00 A2   854,971
4,795 Jefferson County Civic Facility Development Corporation, New York,
Revenue Bonds, Samaritan Medical Center Project, Series 2017A,
4.000%, 11/01/42
11/27 at 100.00 BB   3,619,793
1,000 Madison County Capital Resource Corporation, New York, Revenue
Bonds, Cazenovia College Project, Series 2019A, 5.500%, 9/01/23 (8)
9/22 at 100.00 N/R   350,000
3,970 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Variable Rate Demand Obligations, Series 2002G-1,
3.666%, 11/01/26 (SOFR*0.67% reference rate + 0.430% spread) (5)
No Opt. Call BBB+   3,924,345
Monroe County Industrial Development Corporation,
New York, Revenue Bonds, Academy of Health Sciences
Charter School Project, Social Impact Series 2022:
500 5.000%, 7/01/32, 144A No Opt. Call N/R   490,540
1,390 5.625%, 7/01/42, 144A 7/32 at 100.00 N/R   1,359,503
400 Nassau County Local Economic Assistance Corporation, New York,
Revenue Bonds, Catholic Health Services of Long Island Obligated
Group Project, Series 2014B, 5.000%, 7/01/29
7/24 at 100.00 A-   409,756
New Rochelle Corporation, New York, Local
Development Revenue Bonds, Iona College Project,
Series 2015A:
210 5.000%, 7/01/27 7/25 at 100.00 BBB   218,581
375 5.000%, 7/01/28 7/25 at 100.00 BBB   390,450
6,360 New York City Industrial Development Agency, New York, Civic Facility
Revenue Bonds, Bronx Parking Development Company, LLC Project,
Series 2007, 2.300%, 10/01/27 (8)
5/23 at 100.00 N/R   5,088,000
2,900 New York Counties Tobacco Trust IV, Tobacco Settlement Pass-Through
Bonds, Series 2010A, 6.250%, 6/01/41, 144A
4/23 at 100.00 B-   2,900,087

259
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 7,850 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%,
11/15/40, 144A
11/24 at 100.00 N/R   $ 7,845,054
5,000 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 4 World Trade Center Project, Refunding Green Series 2021A,
2.750%, 11/15/41
11/31 at 100.00 A   3,845,450
675 New York Transportation Development Corporation, New York, Facility
Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%,
10/31/41, (AMT)
10/31 at 100.00 BBB-   612,009
1,025 New York Transportation Development Corporation, New York, Special
Facilities Bonds, LaGuardia Airport Terminal B Redevelopment
Project, Series 2016A, 5.000%, 7/01/34, (AMT)
7/24 at 100.00 Baa2   1,040,160
1,170 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Refunding Series 2016, 5.000%, 8/01/26,
(AMT)
4/23 at 100.00 B-   1,170,784
4,465 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Series 2020, 5.250%, 8/01/31, (AMT)
8/30 at 100.00 B-   4,609,800
1,000 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Series 2021, 3.000%, 8/01/31, (AMT)
No Opt. Call B   875,580
4,410 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals
C&D Redevelopment Project, Series 2018, 5.000%, 1/01/36, (AMT)
1/28 at 100.00 BB+   4,463,449
New York Transportation Development Corporation,
Special Facility Revenue Bonds, Delta Air Lines, Inc.
- LaGuardia Airport Terminals C&D Redevelopment
Project, Series 2020:
6,225 5.000%, 10/01/35, (AMT) 10/30 at 100.00 BB+   6,427,997
2,500 5.000%, 10/01/40, (AMT) 10/30 at 100.00 BB+   2,515,500
3,550 Niagara Area Development Corporation, New York, Solid Waste
Disposal Facility Revenue Refunding Bonds, Covanta Energy Project,
Series 2018A, 4.750%, 11/01/42, (AMT), 144A
7/23 at 100.00 B   3,024,529
3,000 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, Two Hundred Twenty-Seventh Series 2021, 3.000%, 10/01/28,
(AMT)
No Opt. Call AA-   2,967,090
2,580 Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66
6/31 at 27.72 N/R   289,863
Syracuse Industrial Development Authority, New
York, PILOT Revenue Bonds, Carousel Center Project,
Refunding Series 2016A:
10,385 5.000%, 1/01/30, (AMT) 1/26 at 100.00 C   7,736,825
4,895 5.000%, 1/01/31, (AMT) 1/26 at 100.00 C   3,646,775
3,230 5.000%, 1/01/32, (AMT) 1/26 at 100.00 C   2,406,350
4,700 5.000%, 1/01/33, (AMT) 1/26 at 100.00 C   3,501,500
2,000 5.000%, 1/01/34, (AMT) 1/26 at 100.00 C   1,490,000
6,705 5.000%, 1/01/35, (AMT) 1/26 at 100.00 C   4,995,225
2,100 5.000%, 1/01/36, (AMT) 1/26 at 100.00 C   1,564,500
1,585 Syracuse Industrial Development Authority, New York, PILOT Revenue
Bonds, Carousel Center Project, Taxable Series 2007B, 5.693%,
1/01/28 - SYNCORA GTY Insured, 144A
No Opt. Call C   1,510,790
2,500 TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006,
5.000%, 6/01/48
6/27 at 100.00 N/R   2,298,700

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
260
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
Westchester County Local Development Corporation,
New York, Revenue Bond, Purchase Senior Learning
Community, Inc. Project, Accd Inv Series 2021A:
$ 1,475 5.000%, 7/01/36, 144A 7/27 at 104.00 N/R   $ 1,272,129
15,950 5.000%, 7/01/46, 144A 7/27 at 104.00 N/R   12,433,344
Westchester County Local Development Corporation,
New York, Revenue Bonds, Kendal on Hudson Project,
Refunding Series 2022B:
275 5.000%, 1/01/27 No Opt. Call BBB+   280,423
480 5.000%, 1/01/32 1/28 at 103.00 BBB+   484,114
525 5.000%, 1/01/37 1/28 at 103.00 BBB+   517,828
500 5.000%, 1/01/41 1/28 at 103.00 BBB+   483,735
Westchester County Local Development Corporation,
New York, Revenue Bonds, Westchester Medical Center
Obligated Group Project, Refunding Series 2016:
685 5.000%, 11/01/27 11/25 at 100.00 BBB-   699,714
830 5.000%, 11/01/28 11/25 at 100.00 BBB-   848,086
Total New York 125,176,457
North Carolina - 0.1%
1,000 Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay
Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 2.069%,
4/01/36, 144A, (IF) (4)
10/26 at 100.00 AA   1,041,470
240 Mooresville, North Carolina, Special Assessment Revenue Bonds, Series
2015, 4.375%, 3/01/25, 144A
No Opt. Call N/R   235,298
North Carolina Medical Care Commission, Health Care
Facilities Revenue Bonds, Lutheran Services for the
Aging, Series 2021A:
900 4.000%, 3/01/36 3/28 at 103.00 N/R   750,555
1,050 4.000%, 3/01/41 3/28 at 103.00 N/R   816,522
1,030 North Carolina Medical Care Commission, Retirement Facilities First
Mortgage Revenue Bonds, Plantation Village, Inc., Refunding Series
2021A, 4.000%, 1/01/41
1/27 at 103.00 BBB   840,058
Total North Carolina 3,683,903
North Dakota - 0.1%
Ward County Health Care, North Dakota, Revenue
Bonds, Trinity Obligated Group, Series 2017C:
2,300 5.000%, 6/01/43 6/28 at 100.00 BB+   2,017,928
6,500 5.000%, 6/01/48 6/28 at 100.00 BB+   5,381,740
Total North Dakota 7,399,668
Ohio - 3.7%
5,000 $280,000,000, Count of Washington, Ohio, Hospital Facilities Revenue
Bonds, Series 2022, (Memorial Health System Obligated Group),
6.625%, 12/01/42
12/32 at 100.00 N/R   5,076,150
3,880 Brecksville, Ohio, Tax Increment Financing Revenue Bonds, Valor Acres
Project, Series 2022, 5.625%, 12/01/53, 144A
12/32 at 100.00 N/R   3,637,578
78,915 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57
6/30 at 22.36 N/R   9,451,650
8,220 Cleveland, Ohio, Airport Special Revenue Bonds, Continental Airlines
Inc. Project, Series 1998, 5.375%, 9/15/27, (AMT)
5/23 at 100.00 BB-   8,220,411
5,000 Columbus-Franklin County Finance Authority, Ohio, Tax Increment
Financing Revenue Bonds, Bridge Park D Block Project, Series 2019A-
1, 5.000%, 12/01/51
6/29 at 100.00 N/R   4,895,050

261
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 2,065 Columbus-Franklin County Finance Authority, Ohio, Tax Increment
Financing Revenue Bonds, Easton Project, Series 2020, 5.000%,
6/01/28, 144A
No Opt. Call N/R   $ 2,066,301
26,750 County of Lucas, Ohio, Hospital Revenue Bonds, ProMedica Healthcare
Obligated Group, Series 2018A, 5.250%, 11/15/48
11/28 at 100.00 BB   24,764,347
5,000 County of Washington, Ohio, Hospital Facilities Revenue Bonds, Series
2022, (Memorial Health System Obligated Group), 6.375%, 12/01/37
12/32 at 100.00 N/R   5,105,450
Cuyahoga County Ohio, Health Care and Independent
Living Facilities, Revenue Refunding Bonds, Eliza
Jennings Senior Care Network, Series 2022A:
2,725 5.000%, 5/15/32 5/29 at 103.00 BB+   2,637,664
3,305 5.375%, 5/15/37 5/29 at 103.00 BB+   3,164,504
4,310 5.500%, 5/15/42 5/29 at 103.00 BB+   4,089,975
1,000 Evans Farm New Communty Authority, Ohio, Community Development
Charge Revenue Bonds, Evans Farm Mixed-Use Project, Series 2020,
3.375%, 12/01/29
6/29 at 100.00 N/R   900,580
4,295 Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield
Medical Center Project, Series 2013, 5.000%, 6/15/43
6/23 at 100.00 Ba3   4,171,648
2,000 Franklin County Convention Facilities Authority, Ohio, Hotel Project
Revenue Bonds, Greater Columbus Convention Center Hotel
Expansion Project, Series 2019, 5.000%, 12/01/51
12/29 at 100.00 BBB-   1,880,000
Franklin County, Ohio, Health Care Facilities Revenue
Bonds, Friendship Village of Dublin, Ohio, Inc.,
Refunding &Improvement Series 2014:
150 5.000%, 11/15/23 No Opt. Call BBB+   151,036
205 5.000%, 11/15/24 No Opt. Call BBB+   208,397
200 5.000%, 11/15/25 11/24 at 100.00 BBB+   203,314
500 5.000%, 11/15/26 11/24 at 100.00 BBB+   508,420
4,015 Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health,
Series 2020, 5.000%, 9/15/50
3/30 at 100.00 Baa2   4,083,817
1,000 Jefferson County Port Authority, Ohio, Economic Develoepment
Revenue Bonds, JSW Steel USA Ohio, Inc. Project, Series 2021,
3.500%, 12/01/51, (AMT)
12/31 at 100.00 Ba1   698,670
525 Jeffrey Place New Community Authority, Ohio, Jeffrey Place
Redevelopment Bonds, Series 2007A, 5.000%, 12/01/32
5/23 at 100.00 N/R   486,166
395 Jeffrey Place New Community Authority, Ohio, Jeffrey Place
Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23
6/23 at 100.00 N/R   393,542
2,250 Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis
HealthCare System Obligated Group Project, Series 2013, 5.000%,
2/15/27
5/23 at 100.00 Ba2   2,251,057
7,515 Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation
Project, Series 2009A, 5.700%, 8/01/23
No Opt. Call N/R   9,394
9,000 Ohio Air Quality Development Authority, Ohio, Exempt Facilities
Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%,
7/01/49, (AMT), 144A
7/29 at 100.00 B-   8,135,370
365 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009B, 3.100%, 9/01/23
No Opt. Call N/R   456
24,100 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)
No Opt. Call BBB-   21,934,374

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
262
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 25,640 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Project, Refunding Series
2006A, 3.750%, 12/01/23 (8)
No Opt. Call N/R   $ 32,050
2,065 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project,
Refunding Series 2010A, 3.125%, 7/01/33 (8)
No Opt. Call N/R   2,581
3,105 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project,
Refunding Series 2010B, 3.750%, 6/01/33 (8)
No Opt. Call N/R   3,881
215 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2005B, 3.125%, 1/01/34 (8)
No Opt. Call N/R   269
1,500 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2006B, 3.625%, 12/01/33 (8)
No Opt. Call N/R   1,875
1,730 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008B, 3.625%, 10/01/33 (8)
No Opt. Call N/R   2,162
3,900 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008C, 3.950%, 11/01/32 (8)
No Opt. Call N/R   4,875
17,370 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
No Opt. Call BBB-   16,840,041
2,000 Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt
Paper Ohio, LLC Project, Series 2017, 4.500%, 1/15/48, (AMT), 144A
1/28 at 100.00 N/R   1,834,740
1,000 Ohio Higher Educational Facility Commission, Senior Hospital Parking
Revenue Bonds, University Circle Incorporated 2020 Project, Series
2020, 5.000%, 1/15/40
1/30 at 100.00 A3   1,005,630
645 Ohio Housing Finance Agency,  Multifamily Housing Revenue Bonds,
Sanctuary at Springboro Project, Series 20017, 5.125%, 1/01/32, 144A
10/25 at 101.00 N/R   539,201
12,190 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Generating Corporation Project, Refunding Series 2006A,
3.000%, 5/15/49 (8)
No Opt. Call N/R   15,238
8,610 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2005B, 4.000%, 1/01/34 (8)
No Opt. Call N/R   10,762
2,905 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008B, 3.625%, 10/01/33
No Opt. Call N/R   3,631
5,075 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008C, 3.950%, 11/01/32 (8)
No Opt. Call N/R   6,344
3,580 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010A, 3.750%, 7/01/33 (8)
No Opt. Call N/R   4,475
5,230 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2010C, 4.000%, 6/01/33
No Opt. Call N/R   6,537
14,995 Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation
Project, Series 2006B, 4.000%, 12/01/33 (8)
No Opt. Call N/R   18,744

263
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 35,080 Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation
Project, Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
No Opt. Call BBB-   $ 34,009,709
490 Port of Greater Cincinnati Development Authority, Ohio, Public
Improvement TOT Revenue Bonds, Series 2021, 3.750%, 12/01/31,
144A
12/28 at 100.00 N/R   421,743
250 Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care
Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25
7/24 at 100.00 N/R   238,683
Southeastern Ohio Port Authority, Hosptial Facilities
Revenue Bonds, Memorial Health System Obligated
Group Project, Improvement Series 2015:
430 5.000%, 12/01/23 No Opt. Call B+   432,993
595 5.000%, 12/01/24 No Opt. Call B+   599,843
415 5.000%, 12/01/25 12/24 at 100.00 B+   416,216
2,670 5.500%, 12/01/29 12/24 at 100.00 B+   2,673,978
Southern Ohio Port Authority, Ohio, Facility Revenue
Bonds, Purecycle Project, Series 2020A:
2,000 6.500%, 12/01/30, (AMT), 144A 12/27 at 103.00 N/R   1,761,460
6,065 7.000%, 12/01/42, (AMT), 144A 12/27 at 103.00 N/R   4,861,098
2,500 Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle
Project, Series 2020B, 10.000%, 12/01/27, (AMT), 144A
12/26 at 105.00 N/R   2,337,200
Tuscarawas County Economic Development and Finance
Alliance, Ohio, Higher Education Facilities Revenue
Bonds, Ashland University, Refunding & Improvement
Series 2015:
4,180 5.375%, 3/01/27 3/25 at 100.00 N/R   4,179,039
2,000 6.000%, 3/01/45 3/25 at 100.00 N/R   2,000,560
Total Ohio 193,390,879
Oklahoma - 0.4%
2,000 Oklahoma Development Finance Authority, Health System Revenue
Bonds, OU Medicine Project, Taxable Series 2018D, 5.450%, 8/15/28
No Opt. Call BB-   1,689,760
Oklahoma Development Finance Authority, Health
System Revenue Bonds, OU Medicine Project, Taxable
Series 2022:
2,770 5.500%, 8/15/37 8/32 at 100.00 N/R   2,681,859
1,000 5.500%, 8/15/44 8/32 at 100.00 N/R   970,080
Tulsa County Industrial Authority, Oklahoma, Senior
Living Community Revenue Bonds, Montereau, Inc
Project, Refunding Series 2017:
500 5.000%, 11/15/26 11/25 at 102.00 BBB-   509,060
600 5.000%, 11/15/28 11/25 at 102.00 BBB-   613,092
400 5.000%, 11/15/29 11/25 at 102.00 BBB-   408,728
1,780 5.000%, 11/15/30 11/25 at 102.00 BBB-   1,815,138
730 5.000%, 11/15/32 11/25 at 102.00 BBB-   741,366
9,875 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American
Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35, (AMT)
6/23 at 100.00 N/R   9,885,566
2,915 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American
Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35, (AMT)
6/23 at 100.00 N/R   2,918,119
1,205 University of Oklahoma, General Revenue Bonds, Refunding Series
2015A, 5.000%, 7/01/44
7/24 at 100.00 A+   1,214,953
Total Oklahoma 23,447,721

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
264
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Oregon - 0.2%
$ 750 Clackamas County Hospital Facility Authority, Oregon, Senior Living
Revenue Bonds, Willamette View Project, Series 2017A, 5.000%,
11/15/32
11/25 at 102.00 N/R   $ 738,720
Multnomah County Hospital Facilities Authority, Oregon,
Revenue Bonds, Terwilliger Plaza-Parkview Project,
Refunding Green Series 2021A:
1,865 4.000%, 12/01/36 12/28 at 103.00 BB+   1,557,387
3,710 4.000%, 12/01/41 12/28 at 103.00 BB+   2,859,148
740 Oregon Facilities Authority, Revenue Bonds, Metro East Web Academy
Project, Series 2019A, 3.750%, 6/15/29, 144A
6/27 at 102.00 N/R   685,580
430 Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency
Academy Project, Series 2016A, 4.500%, 6/15/28
6/25 at 100.00 N/R   416,034
75 Oregon Housing and Community Services Department, Multifamily
Housing Revenue Bonds, Series 2012B, 3.700%, 7/01/32, (AMT)
4/23 at 100.00 Aaa   75,004
1,000 Oregon State Facilities Authority, Oregon, Charter School Revenue
Bonds, Academy for Character Education, Series 2022A, 6.750%,
6/15/42, 144A
6/32 at 100.00 N/R   1,012,140
345 Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas
Retirement Village Project, Series 2015A, 5.000%, 7/01/25
No Opt. Call N/R   340,736
405 Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise
Cascade Project, Series 1997, 5.650%, 12/01/27
5/23 at 100.00 N/R   405,855
3,965 Yamhill County Hospital Authority, Oregon, Revenue Bonds,
Friendsview Retirement Community, Refunding Series 2021A,
5.000%, 11/15/46
11/28 at 103.00 N/R   3,085,246
Total Oregon 11,175,850
Pennsylvania - 4.5%
3,945 Allegheny County Hospital Development Authority, Pennsylvania,
Revenue Bonds, University of Pittsburgh Medical Center System,
Series 2007A-1, 4.045%, 2/01/37 (3-Month LIBOR*0.67% reference rate + 0.820% spread) (5)
5/23 at 100.00 A   3,886,377
125 Allegheny County Industrial Development Authority, Pennsylvania, ,
Charter School Revenue Bonds, Propel Charter School-Sunrise, Series
2013, 5.250%, 7/15/23
No Opt. Call BB+   125,513
Allegheny County Industrial Development Authority,
Pennsylvania, Environmental Improvement Revenue
Bonds, United States Steel Corp., Refunding Series 2019:
3,470 4.875%, 11/01/24 No Opt. Call B1   3,475,830
1,750 5.125%, 5/01/30 No Opt. Call B1   1,782,655
5,042 Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue
Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23 (8)
5/23 at 100.00 N/R   4,134,492
295 Allentown Commercial and Industrial Development Authority,
Pennsylvania, Revenue Bonds, Arts Academy Charter Middle School
Foundation Project, Taxable Series 2022B, 5.000%, 6/15/26, 144A
No Opt. Call N/R   287,829
2,000 Allentown Commercial and Industrial Development Authority,
Pennsylvania, Revenue Bonds, Executive Education Academy Charter
School, Series 2017, 5.875%, 7/01/32, 144A
7/24 at 100.00 N/R   1,992,040
1,685 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate
Lien, Series 2018, 5.125%, 5/01/32, 144A
5/28 at 100.00 N/R   1,707,427
8,195 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Generation Project,
Refunding Series 2006A, 3.500%, 4/01/41 (8)
No Opt. Call N/R   10,244

265
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 6,755 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Refunding Series 2005A, 4.000%, 1/01/35 (8)
No Opt. Call N/R   $ 8,444
8,470 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Refunding Series 2008A, 2.700%, 4/01/35 (8)
No Opt. Call N/R   10,587
18,995 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation
Project, Series 2006B, 3.500%, 12/01/35 (8)
No Opt. Call N/R   23,744
13,790 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Refunding Bonds, FirstEnergy Generation
Project, Series 2008B, 3.750%, 10/01/47
4/31 at 100.00 BBB-   10,244,453
Berks County Industrial Development Authority,
Pennsylvania, Health System Revenue Bonds, Tower
Health Project, Series 2017:
1,410 4.000%, 11/01/33 11/27 at 100.00 B   835,073
1,195 5.000%, 11/01/37 11/27 at 100.00 B   816,316
625 5.000%, 11/01/47 11/27 at 100.00 B   379,100
12,865 5.000%, 11/01/50 11/27 at 100.00 B   7,526,025
13,090 Berks County Municipal Authority, Pennsylvania, Revenue Bonds,
Reading Hospital & Medical Center Project, Series 2012A, 5.000%,
11/01/44
4/23 at 100.00 B   8,363,201
Berks County Municipal Authority, Pennsylvania,
Revenue Bonds, Tower Health Project, Series 2020A:
750 5.000%, 2/01/29 No Opt. Call B   571,350
700 5.000%, 2/01/31 No Opt. Call B   512,533
800 5.000%, 2/01/32 No Opt. Call B   569,864
7,685 Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower
Health Project, Series 2020B-1, 5.000%, 2/01/40, (Mandatory Put
2/01/25)
8/24 at 101.73 B   7,076,117
6,225 Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower
Health Project, Series 2020B-2, 5.000%, 2/01/40, (Mandatory Put
2/01/27)
8/26 at 101.63 B   5,362,464
8,495 Bucks County Industrial Development Authority, Pennsylvania, Revenue
Bonds, Grand View Hospital, Series 2021, 4.000%, 7/01/46
7/31 at 100.00 BB   6,769,241
1,970 Bucks County Industrial Development Authority, Pennsylvania, Revenue
Bonds, School Lane Charter School Project, Series 2016, 5.000%,
3/15/26
No Opt. Call BBB-   2,016,827
4,950 Butler County General Authority, Pennsylvania, School Revenue Bonds,
Butler Area School District Project, Series 2007, 3.885%, 10/01/34
(3-Month LIBOR*0.67% reference rate + 0.700% spread) (5)
5/23 at 100.00 A1   4,761,059
295 Chester County Health and Education Facilities Authority, Pennsylvania,
Revenue Bonds, Simpson Senior Services Project, Series 2015A,
5.000%, 12/01/30
12/25 at 100.00 N/R   278,804
985 Chester County Industrial Development Authority, Pennsylvania,
Avon Grove Charter School Revenue Bonds, Series 2017A, 4.000%,
12/15/27
No Opt. Call BBB-   986,005
2,790 Chester County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Collegium Charter School Project, Series 2017A,
5.000%, 10/15/27
4/27 at 100.00 BB   2,797,310
Chester County Industrial Development Authority,
Pennsylvania, Revenue Bonds, Collegium Charter School
Project, Series 2022:
3,025 5.000%, 10/15/32, 144A No Opt. Call BB   2,982,136
6,040 5.625%, 10/15/42, 144A 10/32 at 100.00 BB   5,903,435

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
266
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 205 Chester County Industrial Development Authority, Pennsylvania, Special
Obligation Bonds, Woodlands at Greystone Project, Series 2018,
4.375%, 3/01/28, 144A
No Opt. Call N/R   $ 202,013
1,000 Clarion County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Clarion University Foundation Inc. Student Housing
Project at Clarion University, Series 2014A, 5.000%, 7/01/34
7/24 at 100.00 A1   1,022,120
Dallas Area Municipal Authority, Pennsylvania, Revenue
Bonds, Misericordia University, Series 2014:
655 5.000%, 5/01/23 No Opt. Call Baa3   655,085
500 5.000%, 5/01/24 No Opt. Call Baa3   501,480
2,500 5.000%, 5/01/37 5/24 at 100.00 Baa3   2,501,775
2,000 Dauphin County General Authority, Pennsylvania, Revenue Bonds,
Harrisburg University of Science & Technology Project, Series 2017,
5.125%, 10/15/41, 144A
10/27 at 100.00 BB   1,830,880
5,000 Dauphin County General Authority, Pennsylvania, Revenue Bonds,
Harrisburg University of Science & Technology Project, Series 2020,
6.250%, 10/15/53, 144A
10/28 at 100.00 BB   5,032,300
450 Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc.
Project, Series 2017, 5.000%, 6/01/27
6/25 at 102.00 BB+   443,507
60,000 Delaware Valley Regional Finance Authority, Pennsylvania, Local
Government Revenue Bonds, Series 2018E, 2.073%, 9/01/48,
(Mandatory Put 9/01/25) (1-Month LIBOR*0.67% reference rate +
0.880% spread), (UB) (4),(5)
9/24 at 100.00 A+   59,995,200
870 East Allegheny School District, Allegheny County, Pennsylvania, General
Obligation Bonds, Limited Tax Series 2018A, 4.125%, 10/01/39 - BAM
Insured
5/23 at 100.00 A1   870,122
East Hempfield Township Industrial Development
Authority, Pennsylvania, Student Services Inc - Student
Housing Project at Millersville University, Series 2014:
405 5.000%, 7/01/24, (ETM) No Opt. Call N/R  (7) 416,162
1,000 5.000%, 7/01/29, (Pre-refunded 7/01/24) 7/24 at 100.00 N/R  (7) 1,027,560
1,625 Indiana County Hospital Authority, Pennsylvania, Hospital Revenue
Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%,
6/01/39, (Pre-refunded 6/01/23)
6/23 at 100.00 N/R  (7) 1,633,011
2,000 Lancaster County Hospital Authority, Pennsylvania, Health Center
Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%,
11/01/35
5/25 at 100.00 A   2,039,100
Lancaster County Hospital Authority, Pennsylvania,
Revenue Bonds, United Zion Retirement Community,
Series 2017A:
1,955 4.500%, 12/01/29 6/27 at 100.00 N/R   1,814,084
500 5.000%, 12/01/32 6/27 at 100.00 N/R   459,230
1,775 Lehigh County Industrial Development Authority, Pennsylvania, Charter
School Revenue Bonds, Seven Generations Charter School, Series
2021A, 4.000%, 5/01/41
5/30 at 100.00 BB   1,404,824
Montgomery County Higher Education and Health
Authority, Pennsylvania, Revenue Bonds, Holy Redeemer
Health System Inc., Refunding Series 2014A:
1,165 5.000%, 10/01/24 No Opt. Call Ba2   1,178,025
1,200 5.000%, 10/01/25 10/24 at 100.00 Ba2   1,212,072
2,030 5.000%, 10/01/26 10/24 at 100.00 Ba2   2,051,964
1,000 Montgomery County Industrial Development Authority, Pennsylvania,
Revenue Bonds, Whitemarsh Continuing Care Retirement Community
Project, Series 2015, 5.000%, 1/01/30
1/25 at 100.00 N/R   951,500

267
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 1,465 Northampton County Industrial Development Authority, Pennsylvania,
Tax Increment Financing Revenue Bonds, Route 33 Project, Series
2013, 7.000%, 7/01/32
7/23 at 100.00 N/R   $ 1,472,354
635 Northeastern Pennsylvania Hospital and Education Authority, University
Revenue Bonds, Wilkes University Project, Refunding Series 2016A,
5.000%, 3/01/27
3/26 at 100.00 BBB-   659,765
5,160 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-1, 10.000%, 12/01/40, 144A
6/30 at 100.00 N/R   4,632,080
5,160 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
6/30 at 100.00 N/R   4,632,080
6,055 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2021A, 10.000%, 12/01/31
No Opt. Call N/R   4,983,689
5,000 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, National Gypsum Company, Refunding
Series 2014, 5.500%, 11/01/44, (AMT)
11/24 at 100.00 N/R   5,020,650
8,585 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2005A, 3.750%, 12/01/40 (8)
No Opt. Call N/R   10,731
140 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor., Series 2006A, 2.550%, 11/01/41 (8)
No Opt. Call N/R   175
1,000 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project,
Series 2009A, 6.400%, 12/01/38 (8)
9/25 at 100.00 N/R   440,000
Pennsylvania Economic Development Financing
Authority, Pennsylvania, Private Activity Revenue Bonds,
The PennDOT Major Bridges Package One Project,
Series 2022:
2,850 5.500%, 6/30/37, (AMT) 12/32 at 100.00 BBB-   3,134,972
2,850 5.500%, 6/30/38, (AMT) 12/32 at 100.00 BBB-   3,122,061
4,750 5.500%, 6/30/39, (AMT) 12/32 at 100.00 BBB-   5,176,027
5,000 5.500%, 6/30/40, (AMT) 12/32 at 100.00 BBB-   5,416,050
2,690 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
University of the Sciences in Philadelphia, Series 2015A, 5.000%,
11/01/29
11/25 at 100.00 N/R   2,816,322
Philadelphia Authority for Industrial Development Senior
Living Facilities, Philadelphia, Pennsylvania, Revenue
Bonds, Wesley Enhanced Living Obligated Group, Series
2017A:
200 5.000%, 7/01/31 7/27 at 100.00 BB   186,122
500 5.000%, 7/01/32 7/27 at 100.00 BB   460,840
7,000 Philadelphia Authority for Industrial Development Senior Living
Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley
Enhanced Living Obligated Group, Taxable Series 2017B, 6.250%,
7/01/31
No Opt. Call BB   6,534,150
395 Philadelphia Authority for Industrial Development, Pennsylvania,
Charter School Revenue Bonds, Mast Community Charter School II
Project, Series 2020A, 5.000%, 8/01/30
No Opt. Call BBB-   412,479
675 Philadelphia Authority for Industrial Development, Pennsylvania,
Charter School Revenue Bonds, Philadelphia Electrical & Technology
Charter School, Series 2021A, 4.000%, 6/01/31
No Opt. Call BB   642,370

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
268
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 875 Quakertown General Authority Health Facilities Revenue USDA Loan
Anticipation Notes and Revenue Bonds for LifeQuest Obligated
Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42
4/23 at 100.00 N/R   $ 764,881
2,845 Saint Mary Hospital Authority, Pennsylvania, Health System Revenue
Bonds, Catholic Health East, Series 2007F, 4.089%, 11/15/34
(3-Month LIBOR*0.67% reference rate + 0.830% spread) (5)
5/23 at 100.00 AA-   2,740,532
Scranton, Lackawanna County, Pennsylvania, General
Obligation Bonds, Refunding Series 2017:
405 5.000%, 9/01/25, 144A No Opt. Call BB+   408,179
420 5.000%, 9/01/26, 144A No Opt. Call BB+   426,057
440 5.000%, 9/01/27, 144A No Opt. Call BB+   447,216
5,000 Scranton-Lackawanna Health and Welfare Authority, Pennsylvania,
University Revenue Bonds, Marywood University, Series 2016,
5.000%, 6/01/36
6/26 at 100.00 BB+   4,758,600
195 Washington County Redevelopment Authority, Pennsylvania, Tanger
Outlet Victory Center Tax Increment Bonds, Series 2018, 4.000%,
7/01/23
No Opt. Call BB   194,780
4,980 Westmoreland County Industrial Development Authority, Pennsylvania,
Retirement Community Revenue Bonds, Redstone Presbyterian
SeniorCare Obligated Group, Refunding Bonds, Series 2021, 4.000%,
5/15/41
5/28 at 103.00 N/R   3,893,264
Total Pennsylvania 236,824,935
Puerto Rico - 6.8%
48,500 Children's Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed
Bonds, Series 2005A, 0.000%, 5/15/50
5/23 at 17.74 N/R   8,561,220
8,255 HTA Claas 6, Puerto Rico Highway and Transportation Authority
Highway Revenue Bonds, Series 2022, 5.250%, 7/01/38
4/23 at 100.00 N/R   8,258,282
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Forward Delivery Series
2022A:
5,230 5.000%, 7/01/33, 144A 7/32 at 100.00 N/R   5,221,266
4,900 5.000%, 7/01/37, 144A 7/32 at 100.00 N/R   4,826,059
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2020A:
9,815 5.000%, 7/01/30, 144A No Opt. Call N/R   9,915,211
10,700 5.000%, 7/01/35, 144A 7/30 at 100.00 N/R   10,602,523
12,750 5.000%, 7/01/47, 144A 7/30 at 100.00 N/R   12,031,410
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2021A:
275 5.000%, 7/01/33, 144A 7/31 at 100.00 N/R   274,541
500 5.000%, 7/01/37, 144A 7/31 at 100.00 N/R   492,455
Puerto Rico Aqueduct and Sewerage Authority, Revenue
Bonds, Refunding Senior Lien Series 2021B:
7,820 5.000%, 7/01/25, 144A No Opt. Call N/R   7,930,262
12,500 5.000%, 7/01/33, 144A 7/31 at 100.00 N/R   12,479,125
5,334 5.000%, 7/01/37, 144A 7/31 at 100.00 N/R   5,253,510
415 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior
Lien Series 2008A, 6.125%, 7/01/24
No Opt. Call CCC   420,619
9,170 Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally
Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (8)
5/23 at 100.00 D   6,350,225
635 Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding
Series 2005SS, 3.926%, 7/01/30 (8)
5/23 at 100.00 D   452,438

269
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Refunding Series 2010DDD:
$ 1,000 3.957%, 7/01/20 (8) No Opt. Call N/R   $ 700,000
1,000 3.957%, 7/01/21 (8) 7/20 at 100.00 D   700,000
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Refunding Series 2012A:
3,000 3.957%, 7/01/29 (8) 5/23 at 100.00 D   2,145,000
15,233 3.957%, 7/01/42 (8) 5/23 at 100.00 D   10,929,677
45 3.961%, 7/01/42 (8) 5/23 at 100.00 D   32,288
470 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2003NN, 3.999%, 7/01/20 (8)
No Opt. Call D   331,937
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2007TT:
200 3.957%, 7/01/17 (8) No Opt. Call N/R   140,000
1,140 3.957%, 7/01/21 (8) No Opt. Call N/R   798,000
6,205 3.957%, 7/01/23 (8) 6/20 at 100.00 Ca   4,343,500
450 3.957%, 7/01/23 (8) 5/23 at 100.00 D   321,188
2,255 3.957%, 7/01/24 (8) 5/23 at 100.00 D   1,609,506
35 3.957%, 7/01/25 (8) 5/23 at 100.00 D   24,981
115 3.957%, 7/01/27 (8) 5/23 at 100.00 D   82,225
1,242 3.957%, 7/01/32 (8) 5/23 at 100.00 D   891,135
2,310 3.957%, 7/01/37 (8) 5/23 at 100.00 D   1,657,425
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2007VV:
1,100 3.999%, 7/01/20 (8) No Opt. Call D   776,875
1,570 5.250%, 7/01/29 - NPFG Insured No Opt. Call D   1,579,075
10,400 5.250%, 7/01/33 - NPFG Insured No Opt. Call D   10,428,496
4,480 5.250%, 7/01/35 - NPFG Insured No Opt. Call D   4,494,067
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010AAA:
975 3.978%, 7/01/23 (8) 5/23 at 100.00 D   697,125
2,000 3.978%, 7/01/24 (8) 5/23 at 100.00 D   1,430,000
1,000 3.978%, 7/01/25 (8) 5/23 at 100.00 D   715,000
2,140 3.978%, 7/01/27 (8) 5/23 at 100.00 D   1,530,100
9,664 3.978%, 7/01/28 (8) 5/23 at 100.00 D   6,909,760
7,020 3.978%, 7/01/29 (8) 5/23 at 100.00 D   5,019,300
5,184 3.978%, 7/01/31 (8) 5/23 at 100.00 D   3,732,480
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010CCC:
50 3.957%, 7/01/23 (8) No Opt. Call N/R   35,000
2,100 3.957%, 7/01/24 (8) 5/23 at 100.00 D   1,498,875
400 3.926%, 7/01/25 (8) 5/23 at 100.00 D   284,500
50 3.957%, 7/01/25 (8) 5/23 at 100.00 D   35,688
1,995 3.978%, 7/01/27 (8) 5/23 at 100.00 D   1,426,425
490 3.957%, 7/01/28 (8) 5/23 at 100.00 D   350,350
6,135 3.990%, 7/01/28 (8) 5/23 at 100.00 D   4,248,487
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010XX:
695 3.926%, 7/01/25 (8) 5/23 at 100.00 D   494,319
110 3.978%, 7/01/27 (8) 5/23 at 100.00 D   78,650
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2010ZZ:
1,145 3.978%, 7/01/21 (8) 7/20 at 100.00 D   804,363
4,320 3.978%, 7/01/23 (8) 5/23 at 100.00 D   3,088,800
18,275 3.978%, 7/01/23 (8) 7/22 at 100.00 N/R   12,838,187
350 3.957%, 7/01/24 (8) 5/23 at 100.00 D   249,812
1,260 3.978%, 7/01/24 (8) 5/23 at 100.00 D   900,900

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
270
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
$ 1,090 3.957%, 7/01/28 (8) 5/23 at 100.00 D   $ 779,350
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series 2013A:
730 4.123%, 7/01/33 (8) 7/23 at 100.00 D   529,250
3,415 4.102%, 7/01/36 (8) 7/23 at 100.00 D   2,480,144
745 4.123%, 7/01/43 (8) 7/23 at 100.00 D   541,987
500 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2016C-4, 4.164%, 7/01/20 (8)
No Opt. Call N/R   360,000
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Series WW:
280 3.999%, 7/01/21 (8) 6/20 at 100.00 D   196,700
5,597 3.988%, 7/01/23 (8) 5/23 at 100.00 D   3,938,889
2,850 3.988%, 7/01/23 (8) No Opt. Call N/R   2,002,125
20 3.978%, 7/01/25 (8) 5/23 at 100.00 D   14,100
130 3.957%, 7/01/28 (8) 5/23 at 100.00 D   92,625
1,060 3.978%, 7/01/33 (8) 5/23 at 100.00 D   752,600
3,990 3.999%, 7/01/38 (8) 5/23 at 100.00 D   2,852,850
Puerto Rico Electric Power Authority, Power Revenue
Bonds, Taxable Build America Bond Series 2010EE:
7,530 4.044%, 7/01/32 (8) 5/23 at 100.00 D   5,214,525
695 4.061%, 7/01/40 (8) 5/23 at 100.00 D   481,287
4,776 Puerto Rico Highway and Transportation Authority, Restructured Toll
Revenue Bonds, Series 2022A, 5.000%, 7/01/62
7/32 at 100.00 N/R   4,537,432
34,835 Puerto Rico Highway and Transportation Authority, Restructured Toll
Revenue Bonds, Series 2022B, 0.000%, 7/01/32
No Opt. Call N/R   21,771,875
6,252 Puerto Rico Highway and Transportation Authority, Restructured Toll
Revenue Bonds, Series 2022C, 0.000%, 7/01/53 (6)
1/33 at 100.00 N/R   3,657,089
710 Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27
- AGM Insured
5/23 at 100.00 A1   714,466
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
585 0.000%, 7/01/27 No Opt. Call N/R   481,367
570 0.000%, 7/01/29 7/28 at 98.64 N/R   425,226
10,000 0.000%, 7/01/51 7/28 at 30.01 N/R   1,946,200
1,152 4.750%, 7/01/53 7/28 at 100.00 N/R   1,056,615
6,325 5.000%, 7/01/58 7/28 at 100.00 N/R   5,971,875
6,726 Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40
7/28 at 100.00 N/R   6,137,744
Puerto Rico, General Obligation Bonds, Restructured
Series 2022A-1:
9 5.375%, 7/01/25 No Opt. Call N/R   8,883
12,728 5.625%, 7/01/29 No Opt. Call N/R   13,308,569
12,435 5.750%, 7/01/31 No Opt. Call N/R   13,212,986
31,467 0.000%, 7/01/33 7/31 at 89.94 N/R   17,873,203
24,568 4.000%, 7/01/33 7/31 at 103.00 N/R   22,139,597
10,092 4.000%, 7/01/35 7/31 at 103.00 N/R   8,820,913
14,939 4.000%, 7/01/37 7/31 at 103.00 N/R   12,678,865
24,636 4.000%, 7/01/41 7/31 at 103.00 N/R   20,043,273
33 4.000%, 7/01/46 7/31 at 103.00 N/R   25,603
6,717 Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable
Series 2022, 0.000%, 11/01/43
No Opt. Call N/R   2,930,314
University of Puerto Rico, University System Revenue
Bonds, Refunding Series 2006P:
25 5.000%, 6/01/23 5/23 at 100.00 CC   24,971
250 5.000%, 6/01/24 5/23 at 100.00 CC   248,382

271
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
$ 275 5.000%, 6/01/30 5/23 at 100.00 CC   $ 267,245
Total Puerto Rico 359,941,767
Rhode Island - 0.2%
8,010 Rhode Island Health and Educational Building Corporation, Hospital
Financing Revenue Bonds, Care New England Issue, Refunding Series
2016B, 5.000%, 9/01/31
9/26 at 100.00 B+   7,963,862
1,115 Rhode Island Health and Educational Building Corporation, Revenue
Bonds, Care New England Health System, Series 2013A, 5.000%,
9/01/23, (ETM)
No Opt. Call N/R  (7) 1,125,838
Total Rhode Island 9,089,700
South Carolina - 0.2%
750 Richland County, South Carolina, Environmental Improvement Revenue
Bonds, International Paper Company Project, Refunding Series
2014A, 3.875%, 4/01/23, (AMT), (ETM)
No Opt. Call BBB  (7) 750,000
Richland County, South Carolina, Special Assessment
Revenue Bonds, Village at Sandhill Improvement District,
Refunding Series 2021:
1,000 3.625%, 11/01/31, 144A 11/26 at 103.00 N/R   842,550
1,270 3.750%, 11/01/36, 144A 11/26 at 103.00 N/R   999,097
935 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Hilton Head Christian Academy, Series
2020, 5.000%, 1/01/40, 144A
1/30 at 100.00 N/R   862,051
100 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, Palmetto Scholars Academy Project,
Series 2015A, 4.500%, 8/15/25, 144A
2/25 at 100.00 BB   98,892
125 South Carolina Jobs-Economic Development Authority, Economic
Development Revenue Bonds, York Preparatory Academy Project,
Series 2014A, 5.750%, 11/01/23, (ETM), 144A
No Opt. Call N/R  (7) 127,056
1,415 South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, High Point Academy Project, Series 2018A,
5.000%, 6/15/29, 144A
12/26 at 100.00 Ba1   1,426,419
South Carolina Jobs-Economic Development Authority,
Educational Facilities Revenue Bonds, Virtus Academy
Project, Series 2021A:
200 4.000%, 6/15/31, 144A 6/29 at 100.00 N/R   178,086
920 5.000%, 6/15/41, 144A 6/29 at 100.00 N/R   813,289
1,000 South Carolina Jobs-Economic Development Authority, Health Facilities
Revenue Bonds, Lutheran Homes of South Carolina Inc., Series 2013,
5.000%, 5/01/23
No Opt. Call N/R   999,530
400 South Carolina Jobs-Economic Development Authority, Hospital
Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%,
8/01/24, (Pre-refunded 8/01/23)
8/23 at 100.00 N/R  (7) 403,396
250 South Carolina Jobs-Economic Development Authority, Retirement
Community Revenue Notes, Kiawah Life Plan Village, Inc. Project,
Series 2021A, 8.750%, 7/01/25
4/23 at 100.00 N/R   267,543
South Carolina Public Service Authority, Santee Cooper
Revenue Obligations, Refunding Series 2016A:
540 5.000%, 12/01/27 6/26 at 100.00 A-   573,140
125 5.000%, 12/01/28 6/26 at 100.00 A-   132,330
830 5.000%, 12/01/29 6/26 at 100.00 A-   875,791
Total South Carolina 9,349,170

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
272
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee - 0.6%
$ 500 Blount County Health and Educational Facilites Board, Tennessee,
Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%,
1/01/31 (8)
1/25 at 102.00 N/R   $ 300,000
Bristol Industrial Development Board, Tennessee, State
Sales Tax Revenue Bonds, Pinnacle Project, Capital
Appreciation Series 2016B:
1,905 0.000%, 12/01/24, 144A No Opt. Call N/R   1,745,609
3,135 0.000%, 12/01/25, 144A No Opt. Call N/R   2,719,832
3,245 0.000%, 12/01/26, 144A No Opt. Call N/R   2,671,316
8,810 0.000%, 12/01/31, 144A No Opt. Call N/R   5,433,744
Bristol Industrial Development Board, Tennessee, State
Sales Tax Revenue Bonds, Pinnacle Project, Series
2016A:
1,850 5.000%, 12/01/35, 144A 12/26 at 100.00 N/R   1,744,513
2,500 5.125%, 12/01/42, 144A 12/26 at 100.00 N/R   2,281,550
1,295 Bristol Industrial Development Board, Tennessee, Tax Increment
Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27
6/26 at 100.00 N/R   1,236,803
2,350 Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital
Revenue Bonds, Erlanger Health System, Refunding Series 2014A,
5.000%, 10/01/44
10/24 at 100.00 Baa2   2,358,530
1,190 Knox County Health, Educational and Housing Facilities Board,
Tennessee, Revenue Bonds, University Health System, Inc., Series
2017, 5.000%, 4/01/36
4/27 at 100.00 BBB   1,237,731
Knox County Health, Educational, and Housing Facilities
Board, Tennessee, Revenue Bonds, Provision Center for
Proton Therapy Project, Series 2014:
14,053 5.250%, 5/01/25, 144A (8) 11/24 at 100.00 N/R   1,405
4,511 6.000%, 5/01/34, 144A (8) 11/24 at 100.00 N/R   451
6,984 Knoxville Industrial Development Board, Tennessee, Multifamily
Revenue Bonds, Pines Apartments Project, Series 2008, 6.070%,
8/01/48, (Mandatory Put 9/01/23)
5/23 at 100.00 N/R   6,978,542
775 Memphis/Shelby County Economic Development Growth Engine
Industrial Development Board, Tennessee, Tax Increment Revenue
Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27 (8)
No Opt. Call N/R   645,374
The Health and Educational Facilities Board of the City
of Franklin, Tennessee, Revenue Bonds, Provision Cares
Proton Therapy Center, Nashville Project, Series 2017A:
4,000 6.500%, 6/01/27, 144A (8) No Opt. Call N/R   880,000
12,635 7.125%, 6/01/32, 144A (8) 6/27 at 100.00 N/R   2,779,700
The Tennessee Energy Acquisition Corporation, Gas
Revenue Bonds, Series 2006C:
40 5.000%, 2/01/24 No Opt. Call Baa2   40,215
190 5.000%, 2/01/25 No Opt. Call Baa2   192,020
Total Tennessee 33,247,335
Texas - 8.2%
2,000 Abilene Convention Center Hotel Development Corporation, Texas,
Hotel Revenue Bonds, Second-Lien Series 2021B, 3.750%, 10/01/31,
144A
No Opt. Call N/R   1,794,480
725 Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek
Public Improvement District Area 1 Project, Series 2019, 5.750%,
9/01/29, 144A
No Opt. Call N/R   739,754

273
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Anna, Texas, Special Assessment Revenue Bonds,
Hurricane Creek Public Improvement District Area 2
Project, Series 2022:
$ 250 5.000%, 9/01/28, 144A No Opt. Call N/R   $ 250,315
1,000 5.750%, 9/01/42, 144A 9/32 at 100.00 N/R   1,004,260
480 Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek
Public Improvement District Major Improvement Area Project, Series
2019, 6.000%, 9/01/29, 144A
No Opt. Call N/R   493,915
Anna, Texas, Special Assessment Revenue Bonds,
Sherley Tract Public Improvement District 2 Area 1
Project, Series 2021:
375 3.250%, 9/15/26, 144A No Opt. Call N/R   342,735
500 3.750%, 9/15/31, 144A No Opt. Call N/R   426,290
250 4.000%, 9/15/41, 144A 9/31 at 100.00 N/R   210,468
310 Argyle, Texas, Special Assessment Revenue Bonds, Highlands of  Argyle
Public Improvement District 1 Project, Series 2017, 4.250%, 9/01/27
No Opt. Call N/R   308,751
1,000 Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook
of  Argyle Public Improvement District Project, Series 2018, 4.625%,
9/01/28, 144A
No Opt. Call N/R   1,006,320
2,000 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Basis Schools, Refunding Series 2021, 4.500%,
6/15/56, (Mandatory Put 6/15/26), 144A
6/24 at 100.00 Ba2   1,921,560
Arlington Higher Education Finance Corporation, Texas,
Education Revenue Bonds, Legacy Traditional Schools -
Texas Project, Refunding Series 2021A:
1,400 4.000%, 2/15/31 2/30 at 100.00 N/R   1,247,470
2,510 4.125%, 2/15/41 2/30 at 100.00 N/R   1,913,800
Arlington Higher Education Finance Corporation, Texas,
Education Revenue Bonds, Legacy Traditional Schools -
Texas Project, Refunding Series 2022A:
630 5.000%, 2/15/32, 144A 2/30 at 100.00 N/R   599,596
1,500 6.000%, 2/15/42, 144A 2/30 at 100.00 N/R   1,429,935
Arlington Higher Education Finance Corporation, Texas,
Education Revenue Bonds, Magellan International
School, Series 2022:
1,245 5.500%, 6/01/32, 144A 6/29 at 103.00 Ba2   1,251,113
5,085 6.000%, 6/01/42, 144A 6/29 at 103.00 Ba2   5,016,200
705 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A,
4.550%, 8/15/28
8/27 at 100.00 N/R   686,409
Aubrey, Denton County, Texas, Special Assessment
Revenue Bonds, Jackson Ridge Public Improvement
District Phases 2 Project, Series 2018:
175 5.000%, 9/01/23, 144A No Opt. Call N/R   175,588
530 5.500%, 9/01/28, 144A 9/23 at 103.00 N/R   544,888
Aubrey, Denton County, Texas, Special Assessment
Revenue Bonds, Jackson Ridge Public Improvement
District Phases 3A Project, Series 2021:
441 2.500%, 9/01/26, 144A No Opt. Call N/R   403,025
622 3.000%, 9/01/31, 144A 9/28 at 100.00 N/R   544,269
775 Aubrey, Denton County, Texas, Special Assessment Revenue Bonds,
Winn Ridge South Public Improvement District Project, Series 2017,
5.500%, 9/01/27, 144A
No Opt. Call N/R   793,879

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
274
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Austin Convention Enterprises Inc., Texas, Convention
Center Hotel Revenue Bonds, Refunding First Tier Series
2017A:
$ 165 5.000%, 1/01/30 1/27 at 100.00 BB+   $ 171,011
1,800 5.000%, 1/01/31 1/27 at 100.00 BB+   1,864,854
1,700 5.000%, 1/01/32 1/27 at 100.00 BB+   1,759,500
985 5.000%, 1/01/33 1/27 at 100.00 BB+   1,017,672
580 5.000%, 1/01/34 1/27 at 100.00 BB+   598,943
Austin Convention Enterprises Inc., Texas, Convention
Center Hotel Revenue Bonds, Refunding Second Tier
Series 2017B:
1,445 5.000%, 1/01/24 No Opt. Call B   1,445,708
540 5.000%, 1/01/25 No Opt. Call B   541,453
1,680 5.000%, 1/01/27 No Opt. Call B   1,700,882
990 5.000%, 1/01/28 1/27 at 100.00 B   1,003,811
1,445 5.000%, 1/01/29 1/27 at 100.00 B   1,464,233
880 5.000%, 1/01/30 1/27 at 100.00 B   890,956
1,985 5.000%, 1/01/32 1/27 at 100.00 B   2,005,604
1,525 5.000%, 1/01/34 1/27 at 100.00 B   1,538,405
405 Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment
Revenue Bonds, Whisper Valley Public Improvement District
Improvement Area 1, Series 2019, 4.000%, 11/01/29, 144A
No Opt. Call N/R   393,170
800 Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment
Revenue Bonds, Whisper Valley Public Improvement District
Improvement Area 2, Series 2022, 5.375%, 11/01/42, 144A
11/32 at 100.00 N/R   803,528
900 Baytown Municipal Development District, Texas, Hotel Revenue Bonds,
Baytown Convention Center Hotel, First-Lien Series 2021A, 2.500%,
10/01/31
No Opt. Call BBB-   781,299
750 Baytown Municipal Development District, Texas, Hotel Revenue Bonds,
Baytown Convention Center Hotel, Second-Lien Series 2021B,
3.500%, 10/01/31, 144A
No Opt. Call BB   655,065
Bee Cave, Travis County, Texas, Special Assessment
Revenue Bonds, Backyard Public Improvement District
Project, Series 2021:
285 4.125%, 9/01/26, 144A No Opt. Call N/R   271,725
565 4.750%, 9/01/31, 144A No Opt. Call N/R   517,647
1,645 5.000%, 9/01/41, 144A 9/31 at 100.00 N/R   1,516,443
Caddo Mills Municipal Management District No. 1, Texas,
General Obligation Bonds, Tax Road Series 2021:
130 2.000%, 9/01/27 9/26 at 100.00 N/R   121,166
135 2.000%, 9/01/28 9/26 at 100.00 N/R   124,093
140 2.125%, 9/01/29 9/26 at 100.00 N/R   127,791
145 2.250%, 9/01/30 9/26 at 100.00 N/R   131,656
150 2.250%, 9/01/31 9/26 at 100.00 N/R   134,460
315 2.250%, 9/01/33 9/26 at 100.00 N/R   274,630
335 2.500%, 9/01/35 9/26 at 100.00 N/R   287,299
540 2.500%, 9/01/38 9/26 at 100.00 N/R   429,894
595 2.750%, 9/01/41 9/26 at 100.00 N/R   461,030
Celina, Texas, Special Assessment Revenue Bonds,
Cambridge Crossing Public Improvement District Phase
1 Project, Series 2018:
190 4.125%, 9/01/23, 144A No Opt. Call N/R   189,888
1,090 4.625%, 9/01/28, 144A No Opt. Call N/R   1,093,510
Celina, Texas, Special Assessment Revenue Bonds,
Cambridge Crossing Public Improvement District Phases
2-7 Major Improvement Project, Series 2018:
240 4.375%, 9/01/23, 144A No Opt. Call N/R   240,098

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,395 5.000%, 9/01/28, 144A No Opt. Call N/R   $ 1,413,191
Celina, Texas, Special Assessment Revenue Bonds,
Celina Hills Public Improvement District Project, Series
2022:
300 4.375%, 9/01/27, 144A No Opt. Call N/R   294,024
430 4.625%, 9/01/32, 144A No Opt. Call N/R   417,552
225 Celina, Texas, Special Assessment Revenue Bonds, Celina Sutton Fields
II Public Improvement District Neighborhood Improvement Areas 2-3
Project, Series 2019, 4.125%, 9/01/39, 144A
9/29 at 100.00 N/R   202,439
1,615 Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy
Public Improvement District Phase 1 Project, Series 2014, 6.375%,
9/01/28
9/23 at 102.00 N/R   1,658,589
350 Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy
Public Improvement District Phase 2 & 3 Major improvement Project,
Series 2014, 6.750%, 9/01/24
9/23 at 102.00 N/R   355,722
185 Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy
Public Improvement District Phase 2 Project, Series 2018, 5.125%,
9/01/28, 144A
No Opt. Call N/R   187,703
Celina, Texas, Special Assessment Revenue Bonds,
Edgewood Creek Public Improvement District Phase 1
Project, Series 2021:
200 3.250%, 9/01/26, 144A No Opt. Call N/R   185,266
200 3.750%, 9/01/31, 144A No Opt. Call N/R   173,534
Celina, Texas, Special Assessment Revenue Bonds,
Edgewood Creek Public Improvement District Phase 2-3
Major Improvement Project, Series 2021:
250 4.750%, 9/01/31, 144A No Opt. Call N/R   235,425
50 5.250%, 9/01/41, 144A 9/31 at 100.00 N/R   48,729
225 Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public
Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27
9/26 at 100.00 N/R   222,712
205 Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public
Improvement District Phase 1B, Series 2018, 4.750%, 9/01/28, 144A
No Opt. Call N/R   206,209
Celina, Texas, Special Assessment Revenue Bonds, Glen
Crossing Public Improvement District Project, Series
2018:
54 4.625%, 9/01/23 No Opt. Call N/R   54,068
375 5.000%, 9/01/28 No Opt. Call N/R   379,830
Celina, Texas, Special Assessment Revenue Bonds,
Hillside Village Public Improvement District Project,
Series 2022:
300 2.750%, 9/01/27, 144A No Opt. Call N/R   266,364
350 3.125%, 9/01/32, 144A 9/31 at 100.00 N/R   287,654
875 3.375%, 9/01/42, 144A 9/31 at 100.00 N/R   652,365
400 Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang
Ranch Public Improvement District Phase 2-9 Major improvement
Project, Series 2015, 5.500%, 9/01/24
5/23 at 103.00 N/R   401,732
1,085 Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms
Public Improvement District Phase 1 Project, Series 2017, 5.750%,
9/01/32
9/27 at 100.00 N/R   1,113,915
435 Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms
Public Improvement District Phase 2 Direct Improvement Project,
Series 2022, 4.000%, 9/01/32, 144A
9/30 at 100.00 N/R   401,418
460 Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms
Public Improvement District Phase 2 Major Improvement Project,
Series 2017, 6.125%, 9/01/32
9/27 at 100.00 N/R   470,907

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
276
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Celina, Texas, Special Assessment Revenue Bonds,
Sutton Fields East Public Improvement District Phase 1
Project, Series 2022:
$ 250 3.250%, 9/01/27, 144A No Opt. Call N/R   $ 227,698
350 3.625%, 9/01/32, 144A 9/31 at 100.00 N/R   304,335
Celina, Texas, Special Assessment Revenue Bonds,
Sutton Fields II Public Improvement District
Neighborhood Improvement Area 5 Project, Series
2022:
220 2.875%, 9/01/27, 144A No Opt. Call N/R   197,111
250 3.250%, 9/01/32, 144A 9/31 at 100.00 N/R   208,550
1,175 3.500%, 9/01/42, 144A 9/31 at 100.00 N/R   891,390
Celina, Texas, Special Assessment Revenue Bonds, The
Parks at Wilson Creek Public Improvement District Initial
Major Improvement Project, Series 2021:
250 3.500%, 9/01/26, 144A No Opt. Call N/R   238,222
500 4.000%, 9/01/31, 144A No Opt. Call N/R   467,105
Celina, Texas, Special Assessment Revenue Bonds, The
Parks at Wilson Creek Public Improvement District Phase
1 Project, Series 2021:
200 2.750%, 9/01/26, 144A No Opt. Call N/R   186,826
400 3.250%, 9/01/31, 144A No Opt. Call N/R   354,692
Celina, Texas, Special Assessment Revenue Bonds,
Wells North Public Improvement District Neighborhood
Improvement Area 1 Project, Series 2016:
195 4.375%, 9/01/26, 144A 9/23 at 102.00 N/R   194,709
100 5.000%, 9/01/36, 144A 9/23 at 102.00 N/R   99,904
Celina, Texas, Special Assessment Revenue Bonds,
Wells South Public Improvement District Neighborhood
Improvement Area 4 Project, Series 2021:
174 2.500%, 9/01/26, 144A No Opt. Call N/R   160,929
175 3.000%, 9/01/31, 144A No Opt. Call N/R   150,770
500 3.375%, 9/01/41, 144A 9/31 at 100.00 N/R   396,255
Celina, Texas, Special Assessment Revenue Bonds,
Wells South Public Improvement District Neighborhood
Improvement Area 5 Project, Series 2022:
170 4.500%, 9/01/27, 144A No Opt. Call N/R   169,456
255 4.875%, 9/01/32, 144A No Opt. Call N/R   254,987
City of Midlothian, Texas, Westside Preserve Public
Improvement District Improvement Area #1 Project,
Special Assessment Revenue Bonds, Series 2022:
440 4.375%, 9/15/27, 144A No Opt. Call N/R   430,597
405 4.750%, 9/15/32, 144A No Opt. Call N/R   392,988
1,050 5.250%, 9/15/42, 144A 9/32 at 100.00 N/R   1,007,958
City Of Midlothian, Texas, Westside Preserve Public
Improvement Major Improvement Area Project, Special
Assessment Revenue Bonds, Series 2022:
295 5.125%, 9/15/27, 144A No Opt. Call N/R   290,165
310 5.500%, 9/15/32, 144A No Opt. Call N/R   303,515
750 6.000%, 9/15/42, 144A 9/32 at 100.00 N/R   749,962
780 City of Shenandoah, Montgomery County, Texas, Special Assessment
Revenue Bonds, Metropark Public Improvement District, Series 2018,
5.000%, 9/01/28
No Opt. Call N/R   788,853
700 Clifton Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/26
No Opt. Call A-   739,872

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 5,855 Clifton Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Uplift Education Charter School, Series 2015A,
5.000%, 12/01/45
6/25 at 100.00 BBB-   $ 5,891,828
545 Club Municipal Management District 1, Texas, Special Assessment
Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%,
9/01/28
9/23 at 103.00 N/R   563,121
Club Municipal Management District 1, Texas, Special
Assessment Revenue Bonds, Improvement Area 2
Project, Series 2021:
217 2.500%, 9/01/26, 144A No Opt. Call N/R   198,744
500 3.000%, 9/01/31, 144A 9/29 at 100.00 N/R   425,375
1,075 3.250%, 9/01/41, 144A 9/29 at 100.00 N/R   821,956
Comal County Meyer Ranch Municipal Utility District,
Texas, General Obligation Bonds,  Road Series 2021:
100 2.250%, 8/15/29 8/26 at 100.00 N/R   88,628
105 2.250%, 8/15/30 8/26 at 100.00 N/R   91,724
105 2.375%, 8/15/31 8/26 at 100.00 N/R   90,890
225 2.500%, 8/15/33 8/26 at 100.00 N/R   192,287
240 2.500%, 8/15/35 8/26 at 100.00 N/R   192,007
255 2.500%, 8/15/37 8/26 at 100.00 N/R   192,543
565 2.750%, 8/15/41 8/26 at 100.00 N/R   402,393
220 Comal County, Texas, Special Assessment Revenue Bonds, Crossings
Public Improvement District, Series 2017, 4.000%, 9/01/27
No Opt. Call N/R   215,252
Conroe Local Government Corporation, Texas, Hotel
Revenue and Contract Revenue Bonds, Subordinate
Third Lien Series 2021C:
650 4.000%, 10/01/41 10/31 at 100.00 A2   651,190
700 4.000%, 10/01/46 10/31 at 100.00 A2   670,425
550 Conroe Local Government Corporation, Texas, Hotel Revenue Bonds,
Conroe Convention Center Hotel, First-Lien Series 2021A, 2.500%,
10/01/31
No Opt. Call BBB-   471,444
525 Conroe Local Government Corporation, Texas, Hotel Revenue Bonds,
Conroe Convention Center Hotel, Second-Lien Series 2021B, 3.500%,
10/01/31
No Opt. Call BB-   454,314
Crandall, Kaufman County, Texas, Special Assessment
Revenue Bonds, Cartwright Ranch Public Improvement
District Major Improvement Area Project, Series 2021:
200 4.125%, 9/15/26, 144A No Opt. Call N/R   192,430
260 4.750%, 9/15/31, 144A No Opt. Call N/R   242,190
Crandall, Kaufman County, Texas, Special Assessment
Revenue Bonds, Crandall Carwright Ranch Public
Improvement District Improvement Area 1 Project, Series
2021:
321 3.375%, 9/15/26, 144A No Opt. Call N/R   296,755
205 4.000%, 9/15/31, 144A No Opt. Call N/R   187,095
Crandall, Kaufman County, Texas, Special Assessment
Revenue Bonds, River Ridge Public Improvement District
Improvement Area 1 Project, Series 2022:
690 5.375%, 9/15/27, 144A No Opt. Call N/R   695,879
530 5.500%, 9/15/32, 144A No Opt. Call N/R   544,808
310 Crandall, Kaufman County, Texas, Special Assessment Revenue Bonds,
River Ridge Public Improvement District Single Family Residential,
Major Improvement Area Project, Series 2022, 6.125%, 9/15/32, 144A
No Opt. Call N/R   316,755
170 Danbury Higher Education Authority, Texas, Charter School Revenue
Bonds, John H. Wood Jr. Public Charter District, Inspire Academies,
Series 2013A, 5.250%, 8/15/23, (ETM)
No Opt. Call N/R  (7) 171,406

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
278
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Decatur Hospital Authority, Texas, Revenue Bonds, Wise
Regional Health System, Series 2014A:
$ 325 5.000%, 9/01/23 No Opt. Call BB+   $ 325,991
305 5.000%, 9/01/24 No Opt. Call BB+   308,389
1,785 5.250%, 9/01/29 9/24 at 100.00 BB+   1,787,927
East Fort Bend County Development Authority, Texas,
Contract Revenue Bonds, Water Sewer and Drain
Facilities, Series 2022:
130 5.000%, 9/01/23 No Opt. Call N/R   130,475
215 5.000%, 9/01/24 No Opt. Call N/R   217,741
225 5.000%, 9/01/25 No Opt. Call N/R   230,006
235 5.000%, 9/01/26 No Opt. Call N/R   242,431
245 5.000%, 9/01/27 No Opt. Call N/R   254,263
255 5.000%, 9/01/28 No Opt. Call N/R   266,151
265 5.000%, 9/01/29 9/28 at 100.00 N/R   275,881
280 5.000%, 9/01/30 9/28 at 100.00 N/R   290,584
290 5.000%, 9/01/31 9/28 at 100.00 N/R   301,330
305 5.000%, 9/01/32 9/28 at 100.00 N/R   316,648
Fate City, Rockwall County, Texas, Special Assessment
Revenue Bonds, Williamsburg East Public Improvement
District Improvement Area 2 Project, Series 2022:
500 4.875%, 8/15/27, 144A No Opt. Call N/R   498,030
778 5.250%, 8/15/32, 144A No Opt. Call N/R   781,742
1,630 5.875%, 8/15/42, 144A 8/32 at 100.00 N/R   1,631,842
Fate, Rockwall County, Texas, Special Assessment
Revenue Bonds, Williamsburg Public Improvement
District 1 Phase 2A & 3A2, Series 2022:
265 3.750%, 8/15/27, 144A No Opt. Call N/R   256,009
587 4.000%, 8/15/32, 144A 8/30 at 100.00 N/R   550,318
Fate, Rockwall County, Texas, Special Assessment
Revenue Bonds, Williamsburg Public Improvement
District 1 Phase 2B, 2C & 3A1, Series 2019:
150 3.125%, 8/15/24, 144A No Opt. Call N/R   146,886
510 3.500%, 8/15/29, 144A 8/27 at 100.00 N/R   475,672
110 4.000%, 8/15/39, 144A 8/27 at 100.00 N/R   98,367
Flower Mound, Texas, Special Assessment Revenue
Bonds, River Walk Public Improvement District 1,
Refunding Series 2021:
675 2.625%, 9/01/26, 144A No Opt. Call N/R   619,684
750 3.250%, 9/01/31, 144A No Opt. Call N/R   642,870
Georgetown, Texas, Special Assessment Revenue Bonds,
Parks at Westhaven Public Improvement District Project,
Series 2022:
450 3.625%, 9/15/27, 144A No Opt. Call N/R   430,272
415 3.875%, 9/15/32, 144A 9/30 at 100.00 N/R   379,107
1,250 4.125%, 9/15/42, 144A 9/30 at 100.00 N/R   1,101,437
785 Gulf Coast Industrial Development Authority, Texas, Solid Waste
Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series
1998, 8.000%, 4/01/28, (AMT)
5/23 at 100.00 B3   785,604
Hackberry, Texas, Combination Special Assessment and
Contract Revenue Road and Utility Bonds, Hidden Cove
Improvement District 2, Series 2017:
280 4.000%, 9/01/23 No Opt. Call BBB-   280,865
295 4.000%, 9/01/24 No Opt. Call BBB-   296,932
310 4.000%, 9/01/25 No Opt. Call BBB-   313,615
335 4.000%, 9/01/27 No Opt. Call BBB-   342,966

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 560 Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry
Public Improvement District 3 Phase 13-16 Project, Refunding &
Improvement Series 2017, 4.500%, 9/01/27
No Opt. Call N/R   $ 562,022
750 Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the
Lake Public Improvement District 2 Phases 4-6, Series 2017, 4.125%,
9/01/27
No Opt. Call N/R   743,348
Harris County Cultural Education Facilities Finance
Corporation, Texas, Revenue Refunding Bonds, Young
Men's Christian Association of the Greater Houston Area,
Series 2013A:
915 5.000%, 6/01/23 No Opt. Call Ba1   914,744
1,400 5.000%, 6/01/28 6/23 at 100.00 Ba1   1,378,678
Harris County Municipal Utility District 213A, Texas,
General Obligation Bonds, Series 2021:
100 2.000%, 4/01/27 No Opt. Call N/R   91,678
100 2.000%, 4/01/28 No Opt. Call N/R   89,947
100 2.250%, 4/01/29 No Opt. Call N/R   89,569
100 2.250%, 4/01/30 4/29 at 100.00 N/R   88,341
100 2.375%, 4/01/31 4/29 at 100.00 N/R   87,762
250 2.500%, 4/01/33 4/29 at 100.00 N/R   215,380
250 2.500%, 4/01/35 4/29 at 100.00 N/R   202,522
300 2.500%, 4/01/37 4/29 at 100.00 N/R   227,913
300 2.750%, 4/01/39 4/29 at 100.00 N/R   224,172
325 3.000%, 4/01/41 4/29 at 100.00 N/R   243,435
6,600 Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior
Lien Series 2007A, 3.929%, 8/15/35 - AMBAC Insured (3-Month
LIBOR*0.67% reference rate + 0.670% spread) (5)
5/23 at 100.00 AA-   6,116,682
2,565 Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third
Lien Series 2004A-3, 0.000%, 11/15/35 - NPFG Insured
11/24 at 52.47 BB   1,253,875
Haslett, Texas, Special Assessment Revenue Bonds,
Haslet Public Improvement District 5 Improvement Area
1 Project, Series 2019:
155 3.250%, 9/01/24, 144A No Opt. Call N/R   151,646
435 3.625%, 9/01/29, 144A No Opt. Call N/R   407,203
150 4.125%, 9/01/39, 144A 9/29 at 100.00 N/R   135,323
1,750 Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public
Improvement District Major Public Improvement Project, Series 2015,
6.250%, 9/15/27
9/25 at 100.00 N/R   1,772,015
3,690 Hemphill County Hospital District, Texas, General Obligation Bonds,
Series 2019, 5.250%, 2/01/32
2/29 at 100.00 N/R   3,825,755
Hidalgo County Regional Mobility Authority, Texas, Toll
and Vehicle Registration Fee Revenue Bonds, Junior Lien
Series 2022B:
5,805 0.000%, 12/01/45 12/31 at 56.27 BB+   1,461,699
2,945 0.000%, 12/01/46 12/31 at 53.69 BB+   689,189
Houston, Texas, Airport System Special Facilities
Revenue Bonds, Continental Airlines Inc. - Terminal
Improvement Project, Refunding Series 2011:
1,250 6.500%, 7/15/30, (AMT) 5/23 at 100.00 BB-   1,250,825
2,000 6.625%, 7/15/38, (AMT) 5/23 at 100.00 BB-   2,000,480
Houston, Texas, Airport System Special Facilities
Revenue Bonds, United Airlines Inc. Terminal
Improvement Project, Refunding Series 2015B-1:
1,000 5.000%, 7/15/30, (AMT) 7/25 at 100.00 BB-   1,001,630
10,240 5.000%, 7/15/35, (AMT) 7/25 at 100.00 BB-   10,140,979

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
280
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 3,600 Houston, Texas, Airport System Special Facilities Revenue Bonds,
United Airlines, Inc. Airport Improvements Project, Refunding Series
2020C, 5.000%, 7/15/27, (AMT)
No Opt. Call B-   $ 3,622,104
Hutto, Williams County Texas, Special Assessment
Revenue Bonds, Cottonwood Creek Public Improvement
Area 1 Project Series 2021:
249 2.500%, 9/01/26, 144A No Opt. Call N/R   227,379
400 3.125%, 9/01/31, 144A 9/29 at 100.00 N/R   342,592
1,100 3.500%, 9/01/41, 144A 9/29 at 100.00 N/R   867,108
Hutto, Williams County Texas, Special Assessment
Revenue Bonds, Durango Farms Public Improvement
Project Series 2021:
275 2.750%, 9/01/26, 144A No Opt. Call N/R   253,261
400 3.500%, 9/01/31, 144A 9/29 at 100.00 N/R   348,236
1,165 3.875%, 9/01/41, 144A 9/29 at 100.00 N/R   954,159
Hutto, Williams County Texas, Special Assessment
Revenue Bonds, Emory Crossing, Public Improvement
Area 1 Project Series 2021:
222 2.625%, 9/01/26, 144A No Opt. Call N/R   204,182
210 3.250%, 9/01/31, 144A 9/29 at 100.00 N/R   180,172
550 3.625%, 9/01/41, 144A 9/29 at 100.00 N/R   439,967
Intercontinental Crossing Municipal Utility District, Harris
County, Texas, General Obligation Bonds, Series 2021:
100 4.000%, 9/01/24 No Opt. Call N/R   100,368
100 4.000%, 9/01/25 No Opt. Call N/R   100,982
105 4.000%, 9/01/26 No Opt. Call N/R   106,883
110 2.000%, 9/01/27 9/26 at 100.00 N/R   100,365
115 2.000%, 9/01/28 9/26 at 100.00 N/R   102,945
115 2.250%, 9/01/29 9/26 at 100.00 N/R   103,054
120 2.250%, 9/01/30 9/26 at 100.00 N/R   106,394
125 2.375%, 9/01/31 9/26 at 100.00 N/R   110,096
Justin, Denton County, Texas, Special Assessment
Revenue Bonds, Timberbrook Public Improvement
District 1 Improvement Area 2 Project, Series 2018:
750 2.500%, 9/01/26, 144A No Opt. Call N/R   692,550
485 3.000%, 9/01/31, 144A No Opt. Call N/R   420,068
Kaufman,Texas, Special Assessment Revenue Bonds,
Kaufman Public Improvement District 1 Phase 2A-2B
Project, Series 2021:
235 5.125%, 9/15/28 No Opt. Call N/R   237,336
730 5.625%, 9/15/42 9/32 at 100.00 N/R   746,067
1,000 Kerrville Health Facilities Development Corporation, Texas, Revenue
Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%,
8/15/25
No Opt. Call A-   1,039,310
925 Kyle, Texas, Special Assessment Revenue Bonds, 6 Creeks Public
Improvement District Improvement Area 1 Project, Series 2019,
4.125%, 9/01/29, 144A
No Opt. Call N/R   902,846
Kyle, Texas, Special Assessment Revenue Bonds, 6
Creeks Public Improvement District Improvement Area 3
Project, Series 2021:
500 2.750%, 9/01/26, 144A No Opt. Call N/R   451,335
2,000 3.750%, 9/01/41, 144A 9/31 at 100.00 N/R   1,582,540
Kyle, Texas, Special Assessment Revenue Bonds,
Plum Creek North  Public Improvement District Major
Improvement Area 1 Project, Series 2022:
625 3.625%, 9/01/27, 144A No Opt. Call N/R   601,181
505 3.875%, 9/01/32, 144A 9/30 at 100.00 N/R   463,272

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 1,250 4.125%, 9/01/41, 144A 9/30 at 100.00 N/R   $ 1,117,250
Kyle, Texas, Special Assessment Revenue Bonds,
Plum Creek North  Public Improvement District Major
Improvement Project, Series 2022:
220 4.125%, 9/01/27, 144A No Opt. Call N/R   213,178
225 4.375%, 9/01/32, 144A 9/30 at 100.00 N/R   214,132
640 4.625%, 9/01/41, 144A 9/30 at 100.00 N/R   592,768
345 Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public
Improvement District 1 Improvement Area 1 Project, Series 2019,
4.250%, 9/01/29, 144A
No Opt. Call N/R   339,107
Kyle, Texas, Special Assessment Revenue Bonds,
Southwest Kyle Public Improvement District, Series 2022:
480 4.375%, 9/01/27 No Opt. Call N/R   473,741
535 4.750%, 9/01/32 No Opt. Call N/R   525,033
16,600 Lakeside Place Public Facility Corporation, Texas, Multifamily Housing
Revenue Bonds, Torrey Chase Apartments, Series 2021, 3.480%,
12/15/39, 144A
12/31 at 100.00 N/R   12,486,852
Lavon, Texas, Special Assessment Revenue Bonds,
Elevon Public Improvement District Improvement Area 1
Project, Series 2022:
600 3.500%, 9/15/27, 144A No Opt. Call N/R   559,392
1,000 3.875%, 9/15/32, 144A No Opt. Call N/R   890,300
3,000 4.000%, 9/15/42, 144A 9/32 at 100.00 N/R   2,546,340
Lavon, Texas, Special Assessment Revenue Bonds,
Lakepointe Public Improvement District Area 1 Project,
Series 2019:
205 3.500%, 9/15/24, 144A No Opt. Call N/R   201,191
365 3.750%, 9/15/29, 144A No Opt. Call N/R   339,742
Lavon, Texas, Special Assessment Revenue Bonds,
Lakepointe Public Improvement District Areas 2-3
Project, Series 2022:
250 5.250%, 9/15/28, 144A No Opt. Call N/R   252,097
1,500 5.875%, 9/15/42, 144A 9/32 at 100.00 N/R   1,535,955
305 Lavon, Texas, Special Assessment Revenue Bonds, Lakepointe Public
Improvement District Major Improvement Area Project, Series 2019,
4.375%, 9/15/29, 144A
No Opt. Call N/R   301,120
955 Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public
Improvement District Southern Improvement Area Project, Series
2017, 4.125%, 9/01/28, 144A
9/26 at 100.00 N/R   934,458
825 Legato Community Authority, Commerce City, Texas, Limited Tax
Supported Revenue Bonds, District 1, 2, 3 & 7, Series 2021A-1,
5.000%, 12/01/41
6/26 at 103.00 N/R   739,035
Liberty Hill, Williamson County, Texas, Special
Assessment Revenue Bonds, Butler Farms Public
Improvement District Improvement Areas 1 & 2 Project,
Series 2022:
650 2.625%, 9/01/27, 144A No Opt. Call N/R   592,501
750 3.125%, 9/01/32, 144A No Opt. Call N/R   642,165
2,200 3.375%, 9/01/42, 144A 9/32 at 100.00 N/R   1,584,022
Liberty Hill, Williamson County, Texas, Special
Assessment Revenue Bonds, Butler Farms Public
Improvement District Major Improvement Area Project,
Series 2022:
225 3.500%, 9/01/27, 144A No Opt. Call N/R   208,179
275 3.875%, 9/01/32, 144A No Opt. Call N/R   241,681
650 4.125%, 9/01/42, 144A 9/32 at 100.00 N/R   534,202

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
282
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
Little Elm, Texas, Special Assessment Revenue Bonds,
Spiritas Ranch Public Improvement District Project,
Series 2022:
$ 150 3.250%, 9/01/27, 144A No Opt. Call N/R   $ 139,366
205 3.500%, 9/01/32, 144A No Opt. Call N/R   176,259
530 3.750%, 9/01/42, 144A 9/32 at 100.00 N/R   418,430
Little Elm, Texas, Special Assessment Revenue Bonds,
Valencia Public Improvement District Improvement Area
3 Project, Series 2021:
243 2.375%, 9/01/26, 144A No Opt. Call N/R   219,864
300 2.875%, 9/01/31, 144A 9/29 at 100.00 N/R   249,102
725 3.125%, 9/01/41, 144A 9/29 at 100.00 N/R   532,389
410 Little Elm,Texas, Special Assessment Revenue Bonds, Hillstone Pointe
Public Improvement District 2 Phase 1-1A Project, Series 2017,
5.250%, 9/01/27, 144A
No Opt. Call N/R   418,298
250 Little Elm,Texas, Special Assessment Revenue Bonds, Lakeside Estates
Public Improvement District 2 Project, Series 2017, 4.500%, 9/01/27,
144A
No Opt. Call N/R   250,695
370 Manor, Texas, Special Assessment Revenue Bonds, Lagos Public
Improvement District Major Improvement Area Project, Series 2020,
4.125%, 9/15/30, 144A
No Opt. Call N/R   356,303
Manor, Texas, Special Assessment Revenue Bonds,
Manor Heights Public Improvement District
Improvement Area 1-2 Project, Series 2021:
210 2.500%, 9/15/26, 144A No Opt. Call N/R   188,301
300 3.125%, 9/15/31, 144A No Opt. Call N/R   250,521
740 3.500%, 9/15/41, 144A 9/31 at 100.00 N/R   567,484
Manor, Texas, Special Assessment Revenue Bonds,
Manor Heights Public Improvement District Major
Improvement Area Project, Series 2021:
215 3.125%, 9/15/26, 144A No Opt. Call N/R   193,999
315 3.750%, 9/15/31, 144A No Opt. Call N/R   268,563
280 Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds,
Gregg Ranch Public Improvement District Major Improvement Area
Project, Series 2019, 5.000%, 9/01/29, 144A
No Opt. Call N/R   281,319
285 Marble Falls, Burnet County, Texas, Special Assessment Revenue
Bonds, Gregg Ranch Public Improvement District Neighborhood
Improvement Area 1 Project, Series 2019, 4.500%, 9/01/29, 144A
No Opt. Call N/R   281,341
Marble Falls, Burnet County, Texas, Special Assessment
Revenue Bonds, Thunder Rock Public Improvement
District Improvement Area 1 Project, Series 2021:
365 3.375%, 9/01/26, 144A No Opt. Call N/R   340,746
500 3.875%, 9/01/31, 144A No Opt. Call N/R   445,240
100 4.125%, 9/01/41, 144A 9/31 at 100.00 N/R   86,449
Marble Falls, Burnet County, Texas, Special Assessment
Revenue Bonds, Thunder Rock Public Improvement
District Major Improvement Area Project, Series 2021:
160 4.125%, 9/01/26, 144A No Opt. Call N/R   152,928
200 4.625%, 9/01/31, 144A No Opt. Call N/R   182,914
500 4.875%, 9/01/41, 144A 9/31 at 100.00 N/R   442,635
50 Matagorda County Navigation District 1, Texas, Pollution Control
Revenue Bonds, AEP Texas Central Company Project, Remarketing,
Series 2008-1, 4.000%, 6/01/30
6/23 at 100.00 Baa2   49,542

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
McLendon-Chisholm, Texas, Special Assessment
Revenue Bonds, Sonoma Public Improvement  District
Improvement Area 2 Project, Series 2019:
$ 170 3.500%, 9/15/24, 144A No Opt. Call N/R   $ 167,440
420 3.750%, 9/15/29, 144A No Opt. Call N/R   398,714
McLendon-Chisholm, Texas, Special Assessment
Revenue Bonds, Sonoma Public Improvement  District
Improvement Area 3 Project, Series 2021:
160 2.625%, 9/15/26, 144A No Opt. Call N/R   146,070
240 3.125%, 9/15/31, 144A No Opt. Call N/R   203,362
McLendon-Chisholm, Texas, Special Assessment
Revenue Bonds, Sonoma Public Improvement  District
Improvement Area 4 Project, Series 2022:
430 5.000%, 9/15/27, 144A No Opt. Call N/R   428,835
500 5.375%, 9/15/32, 144A No Opt. Call N/R   500,440
51 Mesquite Health Facilities Development Corporation, Texas, Retirement
Facility Revenue Bonds, Christian Care Centers Inc., Series 2014,
5.000%, 2/15/24 (8)
No Opt. Call N/R   1,532
Mesquite, Texas, Special Assessment Bonds, Heartland
Town Center Public Improvement District Phase 1
Project, Series 2018:
100 4.375%, 9/01/23, 144A No Opt. Call N/R   100,027
290 4.750%, 9/01/28, 144A No Opt. Call N/R   292,688
255 Mesquite, Texas, Special Assessment Bonds, Heartland Town Center
Public Improvement District Phase 2 Major Improvement Project,
Series 2018, 5.125%, 9/01/28, 144A
No Opt. Call N/R   260,036
Mesquite, Texas, Special Assessment Bonds, Iron Horse
Public Improvement District Project, Series 2019:
235 5.000%, 9/15/24, 144A No Opt. Call N/R   235,439
600 5.250%, 9/15/29, 144A No Opt. Call N/R   605,022
Midlothian, Texas, Special Assessment Revenue Bonds,
Redden Farms Public Improvement District Improvement
Areas 1-2 Project, Series 2021:
565 2.875%, 9/15/26, 144A No Opt. Call N/R   521,139
410 3.500%, 9/15/31, 144A No Opt. Call N/R   356,848
1,105 3.875%, 9/15/41, 144A 9/31 at 100.00 N/R   907,923
235 Midlothian, Texas, Special Assessment Revenue Bonds, Redden Farms
Public Improvement District Major Improvement Area Project, Series
2021, 4.125%, 9/15/31, 144A
No Opt. Call N/R   216,158
1,830 Mission Economic Development Corporation, Texas, Revenue Bonds,
Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31,
(AMT), 144A
4/23 at 104.00 BB-   1,789,154
5,791 Mission Economic Development Corporation, Texas, Water Supply
Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series
2015, 6.500%, 1/01/26, (AMT), 144A (8)
No Opt. Call N/R   115,817
Missouri City Management District 1, Fort Bend County,
Texas, General Obligation  Bonds, Road Series 2021:
105 2.000%, 9/01/23 No Opt. Call N/R   104,237
105 2.000%, 9/01/24 No Opt. Call N/R   102,393
110 2.000%, 9/01/25 No Opt. Call N/R   105,482
115 2.000%, 9/01/26 No Opt. Call N/R   108,802
120 2.000%, 9/01/27 No Opt. Call N/R   111,752
125 2.000%, 9/01/28 9/27 at 100.00 N/R   115,075
130 2.000%, 9/01/29 9/27 at 100.00 N/R   117,952
135 2.250%, 9/01/30 9/27 at 100.00 N/R   122,823
140 2.250%, 9/01/31 9/27 at 100.00 N/R   125,780

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
284
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 295 2.250%, 9/01/33 9/27 at 100.00 N/R   $ 257,895
315 2.375%, 9/01/35 9/27 at 100.00 N/R   266,040
340 2.500%, 9/01/37 9/27 at 100.00 N/R   276,933
365 2.500%, 9/01/39 9/27 at 100.00 N/R   285,791
395 2.750%, 9/01/41 9/27 at 100.00 N/R   307,314
New Braunfels, Comal and Guadalupe Counties, Texas,
Special Assessment Revenue Bonds, Solms Landing
Public Improvement District Improvement Area 1 Project,
Series 2021:
225 3.625%, 9/01/26, 144A No Opt. Call N/R   210,730
350 4.250%, 9/01/31, 144A No Opt. Call N/R   320,779
635 New Hope Cultural Education Facilities Finance Corporation, Texas,
Education Revenue Bonds, Beta Academy, Series 2018A, 5.125%,
8/15/29, 144A
8/24 at 100.00 N/R   636,657
New Hope Cultural Education Facilities Finance
Corporation, Texas, Education Revenue Bonds, Beta
Academy, Series 2019A:
505 3.375%, 8/15/29, 144A 8/24 at 100.00 N/R   457,626
80 5.000%, 8/15/39, 144A 8/24 at 100.00 N/R   77,305
670 5.000%, 8/15/49, 144A 8/24 at 100.00 N/R   608,909
1,575 New Hope Cultural Education Facilities Finance Corporation, Texas,
Education Revenue Bonds, Southwest Preparatory School, Series
2020A, 3.000%, 8/15/30, 144A
8/25 at 103.00 BB+   1,373,101
330 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-1, 7.500%, 11/15/37
No Opt. Call N/R   260,076
2,135 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-2, 7.500%, 11/15/36
No Opt. Call N/R   1,778,989
19,932 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021B, 2.000%, 11/15/61
11/26 at 105.00 N/R   8,584,975
395 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project,
Series 2014, 5.000%, 1/01/24
No Opt. Call N/R   392,144
New Hope Cultural Education Facilities Finance
Corporation, Texas, Senior Living Revenue Bonds,
Sanctuary LTC LLC Project, Series 2021A-1:
14,725 5.000%, 1/01/32 1/28 at 103.00 N/R   12,900,720
38,755 5.250%, 1/01/42 1/28 at 103.00 N/R   29,727,798
19,500 5.500%, 1/01/57 1/28 at 103.00 N/R   14,146,860
New Hope Cultural Education Facilities Finance
Corporation, Texas, Student Housing Revenue Bonds,
CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas
A&M University-Corpus Christi Project, Series 2014A:
655 5.000%, 4/01/23, (ETM) No Opt. Call N/R  (7) 655,000
690 5.000%, 4/01/24, (ETM) No Opt. Call N/R  (7) 705,628
300 5.000%, 4/01/25, (Pre-refunded 4/01/24) 4/24 at 100.00 N/R  (7) 306,795
New Hope Cultural Education Facilities Finance
Corporation, Texas, Student Housing Revenue Bonds,
CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas
A&M University-Corpus Christi Project, Series 2016A:
355 5.000%, 4/01/36, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (7) 380,045
2,275 5.000%, 4/01/48, (Pre-refunded 4/01/26) 4/26 at 100.00 N/R  (7) 2,435,501

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
New Hope Cultural Education Facilities Finance
Corporation, Texas, Student Housing Revenue Bonds,
CHF-Collegiate Housing Foundation - College Station I
LLC - Texas A&M University Project, Series 2014A:
$ 450 4.000%, 4/01/24 - AGM Insured No Opt. Call A1   $ 455,026
2,250 5.000%, 4/01/29 4/24 at 100.00 BB+   2,246,513
725 New Hope Cultural Education Facilities Finance Corporation,
Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing
Foundation - Stephenville II, L.L.C. - Tarleton State University Project,
Series 2014A, 5.000%, 4/01/29, (Pre-refunded 4/01/24)
4/24 at 100.00 N/R  (7) 740,566
430 New Hope Cultural Education Facilities Finance Corporation,
Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing
Foundation - Stephenville III, L.L.C. - Tarleton State University Project,
Series 2015A, 5.000%, 4/01/24, (ETM)
No Opt. Call N/R  (7) 439,232
305 New Hope Cultural Education Facilities Finance Corporation, Texas,
Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-
Texas A&M University at Galveston Project, Series 2014A, 5.000%,
4/01/24, (ETM)
No Opt. Call N/R  (7) 311,698
New Hope Cultural Education Facilities Finance
Corporation, Texas, Student Housing Revenue Bonds,
NCCD - College Station Properties LLC - Texas A&M
University Project,  Series 2015A:
1,250 3.000%, 7/01/23 (8) No Opt. Call N/R   1,062,500
480 5.000%, 7/01/24 (8) No Opt. Call Caa2   408,000
13,500 5.000%, 7/01/30 (8) 7/25 at 100.00 Caa2   11,475,000
1,350 New Hope Cultural Education Facilities Finance Corporation, Texas,
Student Housing Revenue Bonds, NCCD - College Station Properties
LLC - Texas A&M University Project,  Series 2015B, 4.625%, 7/01/22
(8)
No Opt. Call N/R   1,147,500
North Hays County Municipal Utility District 1, Texas,
General Obligation Bonds, Unlimited Tax Series 2021:
280 2.250%, 8/15/34 - BAM Insured 8/26 at 100.00 Baa2   232,711
450 2.250%, 8/15/35 - BAM Insured 8/26 at 100.00 Baa2   362,466
480 2.250%, 8/15/37 - BAM Insured 8/26 at 100.00 Baa2   361,301
995 2.500%, 8/15/39 - BAM Insured 8/26 at 100.00 Baa2   743,524
1,040 2.500%, 8/15/41 - BAM Insured 8/26 at 100.00 Baa2   750,245
1,315 2.500%, 8/15/44 - BAM Insured 8/26 at 100.00 Baa2   897,435
805 2.625%, 8/15/47 - BAM Insured 8/26 at 100.00 Baa2   541,692
North Parkway Municipal Management District 1, Celina,
Texas, Contract Revenue Bonds, Legacy Hills Public
Improvement District Phase 1A-1B Improvements, Series
2021:
400 3.000%, 9/15/26, 144A No Opt. Call N/R   374,632
800 3.625%, 9/15/31, 144A No Opt. Call N/R   717,528
650 4.000%, 9/15/41, 144A 9/31 at 100.00 N/R   563,745
North Parkway Municipal Management District 1, Celina,
Texas, Special Assessment Revenue Bonds, Major
Improvements Project, Series 2021:
3,000 4.250%, 9/15/31, 144A No Opt. Call N/R   2,874,360
7,000 4.750%, 9/15/41, 144A 9/31 at 100.00 N/R   6,581,400
North Richland Hills, Texas, Special Assessment Revenue
Bonds, City Point Public Improvement District Zone A
Project, Series 2019:
200 4.875%, 9/01/25, 144A No Opt. Call N/R   198,988
265 5.250%, 9/01/30, 144A No Opt. Call N/R   264,645

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
286
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
North Richland Hills, Texas, Special Assessment Revenue
Bonds, City Point Public Improvement District Zone B
Project, Series 2019:
$ 165 4.500%, 9/01/25, 144A No Opt. Call N/R   $ 163,675
351 4.875%, 9/01/30, 144A No Opt. Call N/R   339,930
250 Oak Point, Denton County, Texas, Special Assessment Revenue Bonds,
Oak Point Public Imporvement District 2 Project, Series 2020, 2.500%,
9/01/25, 144A
No Opt. Call N/R   236,193
Oak Point, Denton County, Texas, Special Assessment
Revenue Bonds, Wildridge Public Imporvement District 1
Improvement Area 3 Project, Series 2019:
75 3.125%, 9/01/24, 144A No Opt. Call N/R   73,504
205 3.500%, 9/01/29, 144A No Opt. Call N/R   191,472
570 4.000%, 9/01/39, 144A 9/29 at 100.00 N/R   511,997
410 Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public
Improvement District Zone A Improvement Area 1 Project, Series
2022, 4.875%, 9/15/27, 144A
No Opt. Call N/R   406,277
370 Pilot Point, Texas, Special Assessment Revenue Bonds, Creekview Public
Improvement District Zone B Improvement Area 1 Project, Series
2022, 4.875%, 9/15/27, 144A
No Opt. Call N/R   366,640
Pilot Point, Texas, Special Assessment Revenue Bonds,
Mobberly Public Improvement District Improvement
Area 1 Project, Series 2022:
693 4.875%, 9/15/27, 144A No Opt. Call N/R   691,337
912 5.125%, 9/15/32, 144A 9/30 at 100.00 N/R   914,207
Pilot Point, Texas, Special Assessment Revenue Bonds,
Mobberly Public Improvement District Improvement
Area 2 Project, Series 2022:
618 5.375%, 9/15/27, 144A No Opt. Call N/R   620,546
500 5.625%, 9/15/32, 144A No Opt. Call N/R   507,350
160 Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement
District 1 Estates at Remington Park, Series 2017, 4.000%, 9/01/27
No Opt. Call N/R   157,707
13,470 Port Beaumont Industrial Development Authority, Texas, Facility
Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021B,
4.100%, 1/01/28, 144A
7/23 at 102.05 N/R   10,876,217
Port Beaumont Navigation District, Jefferson County,
Texas, Dock and Wharf Facility Revenue Bonds, Jefferson
Gulf Coast Energy Project, Series 2020:
7,900 3.625%, 1/01/35, (AMT), 144A 5/23 at 102.00 N/R   6,374,826
39,380 4.000%, 1/01/50, (AMT), 144A 5/23 at 102.00 N/R   28,619,809
Port Beaumont Navigation District, Jefferson County,
Texas, Dock and Wharf Facility Revenue Bonds, Jefferson
Gulf Coast Energy Project, Series 2021A:
1,075 2.125%, 1/01/28, (AMT), 144A 7/23 at 103.00 N/R   921,264
800 2.250%, 1/01/29, (AMT), 144A 7/23 at 103.00 N/R   665,368
800 2.625%, 1/01/31, (AMT), 144A 7/23 at 103.00 N/R   639,864
8,605 2.750%, 1/01/36, (AMT), 144A 7/23 at 103.00 N/R   6,181,574
7,045 2.875%, 1/01/41, (AMT), 144A 7/23 at 103.00 N/R   4,672,596
6,250 3.000%, 1/01/50, (AMT), 144A 7/23 at 103.00 N/R   3,721,688
3,500 Port Beaumont Navigation District, Jefferson County, Texas, Facility
Revenue Bonds, Jefferson Gulf Coast Energy Project, Taxable Series
2020B, 6.000%, 1/01/25, 144A
5/23 at 101.50 N/R   3,296,195
Princeton, Collins County, Texas, Special Assessment
Revenue Bonds, Winchester Public Improvement District
2 Project, Series 2022:
485 4.250%, 9/01/27 No Opt. Call N/R   480,747

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 460 4.750%, 9/01/32 9/30 at 100.00 N/R   $ 458,942
Princeton, Texas, Special Assessment Revenue Bonds,
Brookside Public Improvement District Phase 2 & 3
Project, Series 2021:
100 2.500%, 9/01/26, 144A No Opt. Call N/R   91,938
148 3.000%, 9/01/31, 144A 9/29 at 100.00 N/R   127,518
350 3.375%, 9/01/41, 144A 9/29 at 100.00 N/R   271,716
Princeton, Texas, Special Assessment Revenue Bonds,
Eastridge Public Improvement District 1 Project, Series
2022:
440 4.250%, 9/01/27, 144A No Opt. Call N/R   436,669
400 4.750%, 9/01/32, 144A No Opt. Call N/R   398,780
850 5.125%, 9/01/42, 144A 9/32 at 100.00 N/R   834,751
Princeton, Texas, Special Assessment Revenue Bonds,
Whitewing Trails Public Improvement District 2 Phase 1
Project, Series 2019:
199 3.750%, 9/01/24, 144A No Opt. Call N/R   196,648
540 4.000%, 9/01/29, 144A No Opt. Call N/R   521,035
585 Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails
Public Improvement District 2 Phase 2-6 Major Improvement Project,
Series 2019, 5.000%, 9/01/29, 144A
No Opt. Call N/R   588,820
Princeton, Texas, Special Assessment Revenue Bonds,
Winchester Public Improvement District Phase 3 & 4
Project, Series 2021:
216 2.375%, 9/01/26, 144A No Opt. Call N/R   197,372
215 2.875%, 9/01/31, 144A 9/30 at 100.00 N/R   183,851
550 3.250%, 9/01/41, 144A 9/30 at 100.00 N/R   417,406
1,970 Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue
Bonds, Series 2014A, 5.000%, 2/01/29
2/24 at 100.00 Ba1   2,002,013
1,125 Red River Health Facilities Development Corporation, Texas, First
Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 4.293%,
6/15/23 (8)
12/22 at 100.00 N/R   675,000
70 Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public
Improvement District North Improvement Area, Series 2016, 4.900%,
9/15/24
3/24 at 102.00 N/R   69,392
Royse CIty, Rockwall County, Texas, Special Assessment
Revenue Bonds, Parkside Village Public improvement
District Project, Series 2019:
190 3.250%, 9/15/24, 144A No Opt. Call N/R   185,789
530 3.625%, 9/15/29, 144A No Opt. Call N/R   495,810
315 Royse CIty, Rockwall County, Texas, Special Assessment Revenue
Bonds, Waterscape Public improvement District Improvement Area 1
Phase 1B Project, Series 2019, 3.875%, 9/15/29, 144A
9/27 at 100.00 N/R   300,674
435 Royse CIty, Rockwall County, Texas, Special Assessment Revenue
Bonds, Waterscape Public improvement District Improvement Area 1
Project, Series 2017, 4.250%, 9/15/28, 144A
9/27 at 100.00 N/R   431,651
555 Royse CIty, Rockwall County, Texas, Special Assessment Revenue
Bonds, Waterscape Public improvement District Improvement Area 2
Project, Series 2019, 4.125%, 9/15/29, 144A
9/27 at 100.00 N/R   544,233
Royse CIty, Rockwall County, Texas, Special Assessment
Revenue Bonds, Waterscape Public improvement District
Improvement Area 3 Project, Series 2022:
564 4.750%, 9/15/27, 144A No Opt. Call N/R   555,557
736 5.125%, 9/15/32, 144A No Opt. Call N/R   732,438
2,216 5.625%, 9/15/42, 144A 9/32 at 100.00 N/R   2,169,774

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
288
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 620 Royse City, Rockwall County, Texas, Special Assessment Revenue
Bonds, Waterscape Publifc improvement District Major Improvement
Area Project, Series 2017, 4.750%, 9/15/28, 144A
9/27 at 100.00 N/R   $ 625,103
Royse CIty, Rockwall, Collin and Hunt Counties, Texas,
Special Assessment Revenue Bonds, Creekshaw Public
Improvement District Improvement Area 1 Project, Series
2020:
100 3.125%, 9/15/25, 144A No Opt. Call N/R   95,688
225 3.625%, 9/15/30, 144A No Opt. Call N/R   203,256
Royse City, Rockwall, Collin and Hunt Counties, Texas,
Special Assessment Revenue Bonds, Creekshaw Public
Improvement District Improvement Area 2 Project, Series
2022:
240 4.875%, 9/15/27, 144A No Opt. Call N/R   239,424
300 5.250%, 9/15/32, 144A No Opt. Call N/R   301,287
450 SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply
Revenue Bonds, Series 2007, 5.500%, 8/01/27
No Opt. Call BBB+   480,308
660 Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement
District 1 Improvement Area 1 Project, Series 2022, 5.625%, 9/15/42,
144A
9/32 at 100.00 N/R   676,493
720 Sachse, Texas, Special Assessment Bonds, Sachse Public Improvement
District 1 Improvement Areas 2-3 Project, Series 2022, 6.875%,
9/15/42, 144A
9/32 at 100.00 N/R   737,525
San Antonio Education Facilities Corporation, Texas,
Higher Education Revenue Bonds, Hallmark University
Project, Series 2021A:
265 5.000%, 10/01/31 No Opt. Call N/R   253,849
840 5.000%, 10/01/41 10/31 at 100.00 N/R   715,991
San Marcos City, Hays, Caldwell and Guadalupe
Counties, Texas, Special Assessment Revenue Bonds,
San Marcos Trace Public Improvement District Series
2019:
430 4.500%, 9/01/24, 144A No Opt. Call N/R   430,649
1,270 5.000%, 9/01/29, 144A 9/28 at 100.00 N/R   1,275,804
San Marcos, Hays, Caldwell and Guadalupe Counties,
Texas, Special Assessment Revenue Bonds, Whisper
South Public Improvement District, Series 2020:
300 3.750%, 9/01/27, 144A No Opt. Call N/R   284,514
500 4.000%, 9/01/32, 144A No Opt. Call N/R   463,490
Santa Fe, Galveston County, Texas, Special Assessment
Revenue Bonds, Mulberry Farms Public Improvement
District Series 2022:
240 4.375%, 9/01/27, 144A No Opt. Call N/R   233,796
295 4.625%, 9/01/32, 144A No Opt. Call N/R   284,085
650 4.875%, 9/01/42, 144A 9/32 at 100.00 N/R   609,609
Tarrant County Cultural Education Facilities Finance
Corporation, Texas, Retirement Facility Revenue Bonds,
Buckner Senior Living Ventana Project, Series 2017A:
3,270 6.000%, 11/15/27 5/27 at 100.00 N/R   3,290,666
3,095 6.750%, 11/15/47 5/27 at 100.00 N/R   3,111,187
1,155 Tarrant County Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Northwest Senior Housing-
Edgemere Project, Series 2015A, 5.000%, 11/15/23 (8)
No Opt. Call N/R   462,000
265 Texas Municipal Gas Acquisition and Supply Corporation I, Gas
Supply Revenue Bonds, Series 2006B, 3.960%, 12/15/26 (3-Month
LIBOR*0.67% reference rate + 0.700% spread) (5)
3/23 at 100.00 A-   264,131

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 11,805 Texas State Department of Housing and Community Affairs, Multifamily
Housing Revenue Bonds, East Texas Pines Apartments, Custodial
Receipts CR-021-2006, 5.800%, 10/01/46, (AMT), (Mandatory Put
4/01/24), 144A
4/24 at 100.00 N/R   $ 11,938,633
525 Town Of Hickory Creek, Denton County, Texas, Special Assessment
Revenue Bonds, Hickory Creek Public Improvement District, Series
2018, 5.125%, 9/01/28
No Opt. Call N/R   532,796
Town of Lakewood Village, Texas, Lakewood Village
Public Improvement District Improvement District No.
1 Project, Special Assessment Revenue Bonds, Series
2022:
400 4.375%, 9/15/27, 144A No Opt. Call N/R   391,608
500 4.750%, 9/15/32, 144A No Opt. Call N/R   485,535
1,000 5.250%, 9/15/42, 144A 9/32 at 100.00 N/R   961,100
Travis County Development Authority, Texas, Contract
Assessment Revenue Bonds, Turner's Crossing Public
Improvement District Area1 Project, Series 2022:
400 4.375%, 9/01/27, 144A No Opt. Call N/R   397,768
300 4.750%, 9/01/32, 144A No Opt. Call N/R   299,085
6,350 Travis County, Texas, Texas Housing Finance Corporation, Multi-Family
Housing Revenue Variable-Rate Bonds, Montopolis Apartments
Project, Series 2020, 0.400%, 7/01/41, (Mandatory Put 7/01/24)
7/23 at 100.00 Aaa   6,065,076
945 Uhland, Hays and Caldwell Counties, Texas, Special Assessment
Revenue Bonds, Watermill Public Improvement District, Series 2022,
5.875%, 9/01/32, 144A
No Opt. Call N/R   981,609
Uptown Development Authority, Houston, Texas, Tax
Increment Contract Revenue Bonds, Infrastructure
Improvement Facilities, Refunding Series 2021:
425 5.000%, 9/01/31 No Opt. Call Baa2   460,942
425 4.000%, 9/01/32 9/31 at 100.00 Baa2   423,257
755 3.000%, 9/01/34 9/31 at 100.00 Baa2   672,592
280 4.000%, 9/01/35 9/31 at 100.00 Baa2   271,883
900 3.000%, 9/01/37 9/31 at 100.00 Baa2   746,757
750 3.000%, 9/01/40 9/31 at 100.00 Baa2   586,868
Venus, Johnson County, Texas, Special Assessment
Revenue Bonds, Brahman Ranch Public Improvement
District, Series 2022:
691 5.625%, 9/15/28, 144A No Opt. Call N/R   692,955
2,394 6.250%, 9/15/42, 144A 9/32 at 100.00 N/R   2,397,256
Venus, Johnson County, Texas, Special Assessment
Revenue Bonds, Patriot Estates Public Improvement
District, Series 2021:
249 2.625%, 9/15/26, 144A No Opt. Call N/R   226,869
250 3.125%, 9/15/31, 144A 9/29 at 100.00 N/R   212,847
466 Viridian Municipal Management District, Texas, Assessment Revenue
Bonds, Series 2015, 4.000%, 12/01/27
12/24 at 100.00 N/R   458,833
540 Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds,
Tessera on Lake Travis Public Improvement District Improvement Area
#2 Project, Series 2018, 4.500%, 9/01/27
No Opt. Call N/R   541,355
Westlake, Texas, Special Assessment Revenue Bonds,
Solana Public Improvement District, Series 2015:
1,300 5.500%, 9/01/25 No Opt. Call N/R   1,289,262
1,840 6.125%, 9/01/35 9/25 at 100.00 N/R   1,832,750
2,025 6.250%, 9/01/40 9/25 at 100.00 N/R   2,015,888
Total Texas 434,477,205

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
290
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Utah - 0.9%
Black Desert Public Infrastructure District, Utah, Limited
Tax General Obligation Bonds, Series 2021A:
$ 560 3.250%, 3/01/31, 144A 9/26 at 103.00 N/R   $ 497,582
1,835 3.500%, 3/01/36, 144A 9/26 at 103.00 N/R   1,537,088
2,044 Box Elder County, Utah, Solid Waste Disposal Revenue Bonds,
Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39,
(AMT), 144A
12/27 at 100.00 N/R   2,043,687
3,935 Coral Junction Public Infrastructure District 1, Utah, Limited Tax General
Obligation Bonds, Series 2022A-1, 6.500%, 3/01/53
6/27 at 103.00 N/R   3,765,716
2,505 Coral Junction Public Infrastructure District 1, Utah, Special Assessment
Bonds, Coral Junction Assessment Area, Series 2022A-2, 5.500%,
6/01/41, 144A
6/27 at 103.00 N/R   2,396,709
1,345 Downtown East Streetcar Sewer Public Infrastructure District, South Salt
Lake, Salt Lake County, Utah, Limited Tax General Obligation Bonds,
Series 2022A, 5.750%, 3/01/42, 144A
9/27 at 103.00 N/R   1,358,907
1,500 MIDA Mountain Village Public Infrastructure District, Utah, Special
Assessment Revenue Bonds, Mountain Village Assessment Area 2,
Series 2021, 4.000%, 8/01/50, 144A
8/31 at 100.00 N/R   1,068,675
Military Installation Development Authority, Utah,
Tax Allocation and Hotel Tax Revenue Bonds, Series
2021A-1:
1,000 4.000%, 6/01/36 9/26 at 103.00 N/R   839,900
2,000 4.000%, 6/01/41 9/26 at 103.00 N/R   1,593,120
Military Installation Development Authority, Utah, Tax
Allocation Revenue Bonds, Series 2021A-2:
6,730 4.000%, 6/01/36 9/26 at 103.00 N/R   5,652,796
8,580 4.000%, 6/01/41 9/26 at 103.00 N/R   6,751,345
8,270 4.000%, 6/01/52 9/26 at 103.00 N/R   5,844,905
3,670 Sienna Hills Public Infrastructure District No. 1, Utah, Limited Tax
General Obligation and Sales Tax Revenue Bonds, Series 2023A,
6.750%, 7/01/35, 144A
7/28 at 103.00 N/R   3,688,277
Utah Charter School Finance Authority, Charter School
Revenue Bonds, Leadership Learning Academy Project,
Series 2019A:
570 3.500%, 6/15/24, 144A No Opt. Call N/R   561,707
1,660 5.000%, 6/15/29, 144A 6/27 at 102.00 N/R   1,665,129
2,115 5.000%, 6/15/34, 144A 6/27 at 102.00 N/R   2,096,959
Utah Charter School Finance Authority, Charter School
Revenue Bonds, Mountain West Montessori Academy
Project, Series 2020A:
675 3.125%, 6/15/29, 144A No Opt. Call N/R   615,654
475 5.000%, 6/15/39, 144A 12/29 at 100.00 N/R   460,099
Utah Charter School Finance Authority, Revenue Bonds,
Beehive Science & Technology Academy, Series 2021A:
1,245 4.000%, 10/15/31, 144A 10/28 at 100.00 N/R   1,134,245
2,325 4.000%, 10/15/41, 144A 10/28 at 100.00 N/R   1,804,735
1,660 Utah Charter School Finance Authority, Revenue Bonds, Channing Hall
Project, Refunding Series 2017A, 4.500%, 7/15/27, 144A
No Opt. Call BB   1,649,044
815 Utah Charter School Finance Authority, Revenue Bonds, Ronald Eilson
Reagan Academy Project, Refunding Series 2016A, 5.000%, 2/15/36,
144A
2/26 at 100.00 BB   803,549
Utah Charter School Finance Authority, Revenue Bonds,
Wallace Stegner Academy Project, Series 2019A:
370 3.625%, 6/15/29, 144A 6/27 at 100.00 N/R   339,072

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Utah (continued)
$ 1,350 5.000%, 6/15/39, 144A 6/27 at 100.00 N/R   $ 1,257,565
Total Utah 49,426,465
Vermont - 0.1%
Vermont Economic Development Authority, Mortgage
Revenue Bonds, Wake Robin Corporation Project, Series
2021A:
1,215 4.000%, 5/01/37 5/28 at 103.00 N/R   1,031,596
1,015 4.000%, 5/01/45 5/28 at 103.00 N/R   766,335
Vermont Educational and Health Buildings Financing
Agency, Revenue Bonds, Champlain College Project,
Series 2016A:
695 5.000%, 10/15/26 No Opt. Call BBB-   709,359
875 5.000%, 10/15/28 10/26 at 100.00 BBB-   894,031
1,000 5.000%, 10/15/30 10/26 at 100.00 BBB-   1,022,320
1,000 5.000%, 10/15/31 10/26 at 100.00 BBB-   1,021,460
Vermont Educational and Health Buildings Financing
Agency, Revenue Bonds, Saint Michael's College Project,
Series 2012:
170 5.000%, 10/01/24 3/23 at 100.00 Ba1   170,045
555 5.000%, 10/01/25 5/23 at 100.00 Ba1   555,089
805 5.000%, 10/01/27 5/23 at 100.00 Ba1   805,032
Total Vermont 6,975,267
Virgin Islands - 0.9%
Matching Fund Special Purpose Securitization
Corporation, Virgin Islands, Revenue Bonds, Series
2022A:
1,000 5.000%, 10/01/25 No Opt. Call N/R   1,015,890
1,855 5.000%, 10/01/26 No Opt. Call N/R   1,892,452
2,995 5.000%, 10/01/27 No Opt. Call N/R   3,065,053
7,305 5.000%, 10/01/28 No Opt. Call N/R   7,452,415
3,825 5.000%, 10/01/30 No Opt. Call N/R   3,913,702
475 Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note,
Refunding Series 2012A, 5.000%, 10/01/32
5/23 at 100.00 N/R   425,828
Virgin Islands Public Finance Authority, Gross Receipts
Taxes Loan Note, Refunding Series 2014C:
450 5.000%, 10/01/24, 144A No Opt. Call N/R   441,094
1,150 5.000%, 10/01/30, 144A 10/24 at 100.00 N/R   1,036,576
925 Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note,
Working Capital Series 2014A, 5.000%, 10/01/24, 144A
No Opt. Call N/R   909,331
6,000 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Bond Anticipation Notes, Senior Series 2021A, 6.750%,
7/01/26, 144A
No Opt. Call N/R   5,809,200
6,080 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Bond Anticipation Notes, Taxable Series 2022A, 7.750%,
7/01/24
No Opt. Call N/R   5,999,805
420 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Bond Anticipation Notes, Taxable Series 2022B, 10.000%,
7/01/24
No Opt. Call N/R   418,559
3,610 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Series 2003, 4.500%, 7/01/28 - AMBAC Insured
5/23 at 100.00 CC   3,616,101
4,810 Virgin Islands Water and Power Authority, Electric System Revenue
Bonds, Series 2007B, 5.000%, 7/01/31
5/23 at 100.00 CC   4,593,502
4,545 West Indian Company Limited, Virgin Islands, Port Facilities Revenue
Bonds, WICO Financing, Series 2022, 5.875%, 10/01/32, (AMT), 144A
10/29 at 104.00 N/R   4,232,122

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
292
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virgin Islands (continued)
$ 1,000 West Indian Company Limited, Virgin Islands, Port Facilities Revenue
Bonds, WICO Financing, Series 2022B, 6.250%, 10/01/42, (AMT),
144A
10/29 at 104.00 N/R   $ 986,580
Total Virgin Islands 45,808,210
Virginia - 0.6%
Ballston Quarter Community Development Authority,
Arlington County, Virginia, Revenue Bonds, Series
2016A:
710 5.000%, 3/01/26 No Opt. Call N/R   650,509
1,920 5.125%, 3/01/31 3/27 at 100.00 N/R   1,554,067
2,730 Bristol Industrial Development Agency, Virginia, Revenue Bonds, The
Falls-Bristol Project, Series 2014B, 2.750%, 11/01/29, 144A (8)
11/24 at 100.00 N/R   1,903,629
385 Cherry Hill Community Development Authority, Virginia, Special
Assesment Bonds, Potomac Shores Project, Series 2015, 4.500%,
3/01/25, 144A
No Opt. Call N/R   383,941
Cutalong II Community Development Authority, Louisa
County, Virginia, Special Assessment Revenue Bonds,
Cutalong II Project, Series 2022:
815 4.000%, 3/01/32, 144A 3/27 at 103.00 N/R   732,188
3,332 4.250%, 3/01/42, 144A 3/27 at 103.00 N/R   2,787,951
25 Farms of New Kent Community Development Authority, Virginia,
Special Assessment Bonds, Refunding Series 2021A, 3.750%,
3/01/36, 144A
3/31 at 100.00 N/R   23,433
685 Lower Magnolia Green Community Development Authority, Virginia,
Special Assessment Bonds, Series 2015, 4.000%, 3/01/25, 144A
No Opt. Call N/R   675,704
Norfolk Redevelopment and Housing Authority, Virginia,
Fort Norfolk Retirement Community, Inc., Harbor's Edge
Project, Series 2019A:
500 5.000%, 1/01/34 1/24 at 104.00 N/R   462,270
17,350 5.250%, 1/01/54 1/24 at 104.00 N/R   13,955,646
Norfolk Redevelopment and Housing Authority, Virginia,
Revenue Bonds, Fort Norfolk Retirement Community,
Inc. - Harbor's Edge Project, Refunding Series 2014:
150 4.000%, 1/01/24 No Opt. Call N/R   147,389
705 4.000%, 1/01/25 No Opt. Call N/R   677,131
Virginia College Building Authority, Educational Facilities
Revenue Bonds, Marymount University Project, Green
Series 2015B:
1,480 5.000%, 7/01/23, 144A No Opt. Call Ba3   1,477,262
1,550 5.000%, 7/01/24, 144A No Opt. Call Ba3   1,536,484
1,635 5.000%, 7/01/25, 144A No Opt. Call Ba3   1,609,396
Virginia College Building Authority, Educational Facilities
Revenue Bonds, Regent University Project, Series 2021:
2,110 3.000%, 6/01/41 6/31 at 100.00 BBB   1,549,985
105 4.000%, 6/01/46 6/31 at 100.00 BBB   89,168
1,385 Virginia Small Business Finance Authority, Tourism Development
Financing Program Revenue Bonds, Downtown Norfolk and Virginia
Beach Oceanfront Hotel Projects, Series 2018A, 8.500%, 4/01/28,
144A
No Opt. Call N/R   1,444,957
100 Virginia Small Business Financing Authority, Private Activity Revenue
Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%,
12/31/47, (AMT)
6/27 at 100.00 Baa3   99,710

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virginia (continued)
$ 345 Virginia Small Business Financing Authority, Solid Waste Disposal
Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48,
(AMT), (Mandatory Put 7/01/38), 144A
7/23 at 100.00 B   $ 315,654
Total Virginia 32,076,474
Washington - 0.5%
1,135 King County Public Hospital District 4, Washington, General Obligation
Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series
2015A, 4.250%, 12/01/25
No Opt. Call N/R   1,131,856
1,300 King County Public Hospital District 4, Washington, Hospital Revenue
Bonds, Snoqualmie Valley Hospital, Series 2015A, 6.250%, 12/01/45
12/25 at 100.00 N/R   1,338,012
Kitsap County Consolidated Housing Authority,
Washington, Pooled Tax Credit Housing Revenue Bonds,
Series 2007:
1,320 5.500%, 6/01/27, (AMT) 5/23 at 100.00 N/R   1,319,921
1,500 5.600%, 6/01/37, (AMT) 5/23 at 100.00 N/R   1,418,700
Port of Pasco, Washington, Airport and General Port
Revenue Bonds, Series 2014A:
1,110 5.000%, 12/01/23, (AMT) No Opt. Call A-   1,123,076
1,165 5.000%, 12/01/24, (AMT) 6/24 at 100.00 A-   1,188,591
805 Seattle Housing Authority, Washington, Revenue Bonds, Newholly
Phase I Project, Series 2016A, 3.550%, 10/01/46
10/26 at 100.00 AA   749,165
220 Tacoma Consolidated Local Improvement District 65, Washington,
Special Assessment Bonds, Series 2013, 5.750%, 4/01/43
4/23 at 100.00 N/R   212,212
12,910 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project,  Series 2017A,
7.500%, 1/01/32, (AMT), 144A (8),(9)
1/28 at 100.00 N/R   129
1,130 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project,  Series 2018,
7.250%, 1/01/32, (AMT), 144A (8),(9)
1/28 at 100.00 N/R   11
6,085 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project,  Series 2019A,
7.500%, 1/01/32, (AMT), 144A (8),(9)
1/28 at 100.00 N/R   61
3,860 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Senior Series
2021A, 0.000%, 1/01/33, (AMT), 144A (6),(8),(9)
No Opt. Call N/R   2,046,842
1,000 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Taxable Senior
Series 2021B, 0.000%, 1/01/27, 144A (6),(8),(9)
No Opt. Call N/R   530,270
5,000 Washington Health Care Facilities Authority, Revenue Bonds, Catholic
Health Initiative, Tender Option Bonds Trust 2015-XF1017, 0.000%,
1/01/35, 144A, (IF) (4)
7/24 at 100.00 BBB+   5,011,950
445 Washington State Housing Finance Commission, Non-Profit Housing
Revenue Bonds, Bayview Manor Senior Project, Refunding Series
2016A, 4.000%, 7/01/26, 144A
7/24 at 102.00 N/R   423,364
910 Washington State Housing Finance Commission, Non-Profit Housing
Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%,
7/01/25, (ETM), 144A
No Opt. Call N/R  (7) 940,394
1,000 Washington State Housing Finance Commission, Non-profit Housing
Revenue Bonds, Presbyterian Retirement Communities Northwest
Proejct, Refunding Series 2016A, 5.000%, 1/01/31, 144A
1/25 at 102.00 BB   897,940
Washington State Housing Finance Commission,
Nonprofit Refunding Revenue Bonds, Wesley Homes at
Lea Hill Project, Series 2016:
2,910 5.000%, 7/01/31, 144A 7/26 at 100.00 N/R   2,760,746

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
294
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
$ 2,000 5.000%, 7/01/36, 144A 7/26 at 100.00 N/R   $ 1,813,740
Washington State Housing Finance Commission,
Revenue Bonds, Rockwood Retirement Communities
Project, Series 2014A:
430 6.000%, 1/01/24, (ETM), 144A No Opt. Call N/R  (7) 440,071
1,500 7.500%, 1/01/49, (Pre-refunded 1/01/24), 144A 1/24 at 100.00 N/R  (7) 1,550,160
Total Washington 24,897,211
West Virginia - 0.2%
1,500 Glenville State College, West Virginia, Revenue Bonds, Refunding &
Improvement Series 2017, 4.500%, 6/01/32
6/27 at 100.00 N/R   1,408,530
465 Kanawha County Commission, West Virginia, Student Housing Revenue
Bonds, West Virginia State University Foundation Inc, Series 2013,
5.750%, 7/01/23, (ETM), 144A
No Opt. Call N/R  (7) 468,199
1,005 Monongalia County Commission, West Virginia, Special District Excise
Tax Revenue Bonds, University Town Centre Economic Opportunity
Development District, Refunding & Improvement Series 2017A,
4.500%, 6/01/27, 144A
No Opt. Call N/R   1,001,171
220 Monongalia County Commission, West Virginia, Special District Excise
Tax Revenue Bonds, University Town Centre Economic Opportunity
Development District, Refunding & Improvement Series 2021A,
4.125%, 6/01/43, 144A
6/31 at 100.00 N/R   195,972
500 South Charleston, West Virginia, Special District Excise Tax Revenue
Improvement Bonds, South Charleston Park Place Project, Series
2022A, 4.250%, 6/01/42, 144A
6/31 at 100.00 N/R   396,680
1,580 West Virginia Economic Development Authority, Dock and Wharf
Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project,
Series 2020, 7.625%, 12/01/40, 144A
12/27 at 103.00 N/R   1,268,108
2,825 West Virginia Economic Development Authority, Solid Waste Disposal
Facilities Revenue Bonds, Arch Resources Project, Series 2021,
4.125%, 7/01/45, (AMT), (Mandatory Put 7/01/25)
1/25 at 100.00 B2   2,771,834
West Virginia Hospital Finance Authority, Hospital
Revenue Bonds, Cabell Huntington Hospital, Inc. Project,
Refunding & Improvement Series 2018A:
1,000 5.000%, 1/01/33 1/29 at 100.00 Baa2   1,058,470
1,180 5.000%, 1/01/34 1/29 at 100.00 Baa2   1,244,345
1,000 5.000%, 1/01/36 1/29 at 100.00 Baa2   1,039,850
Total West Virginia 10,853,159
Wisconsin - 5.4%
105 Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue
Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%,
6/01/23
No Opt. Call N/R   104,851
3,075 Lac Courte Oreilles Band of Lake Superior Chippewa Indians,
Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%,
6/01/32
12/27 at 100.00 N/R   2,753,170
Milwaukee Redevelopment Authority, Wisconsin, Lease
Revenue Bonds, Public Schools, Series 2017:
300 5.000%, 11/15/31 11/26 at 100.00 A   323,943
190 5.000%, 11/15/33 11/26 at 100.00 A   204,892
170 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Alamance Community School, Series 2021A, 4.250%, 6/15/31, 144A
6/29 at 100.00 N/R   151,147

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Ascend Leadership Academy Project,
Series 2021A:
$ 275 4.250%, 6/15/31, 144A 6/29 at 100.00 N/R   $ 240,757
895 5.000%, 6/15/41, 144A 6/29 at 100.00 N/R   759,640
400 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Coral Academy of Science, Reno, Series 2021A, 4.000%, 6/01/36,
144A
6/27 at 100.00 N/R   339,276
335 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Coral Academy of Science, Reno, Series 2022A, 5.375%, 6/01/37,
144A
6/30 at 100.00 N/R   330,243
110 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%,
2/01/26, 144A
No Opt. Call N/R   108,099
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Corvian Community School Bonds,
North Carolina, Series 2019A:
940 4.000%, 6/15/29, 144A 6/26 at 100.00 N/R   884,634
390 5.000%, 6/15/39, 144A 6/26 at 100.00 N/R   367,637
810 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Corvian Community School, North Carolina, Series 2017A, 4.250%,
6/15/29, 144A
6/24 at 100.00 N/R   772,926
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Discovery Charter School Project, Series
2022A:
2,825 6.500%, 6/01/42, 144A 6/30 at 100.00 N/R   2,785,139
1,765 6.500%, 6/01/47, 144A 6/30 at 100.00 N/R   1,702,396
1,195 6.625%, 6/01/52, 144A 6/30 at 100.00 N/R   1,156,724
645 6.750%, 6/01/62, 144A 6/30 at 100.00 N/R   625,108
535 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26,
144A
No Opt. Call N/R   514,718
1,275 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Explore Knowledge Foundation Las Vegas Project, Series 2012A,
5.750%, 7/15/32
4/23 at 100.00 BB+   1,275,701
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Freedom Classical Academy Inc., Series
2020A:
650 5.000%, 1/01/31, 144A 1/28 at 100.00 N/R   642,154
355 5.000%, 1/01/42, 144A 1/28 at 100.00 N/R   320,892
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Guilford Preparatory Academy, North
Carolina, Taxable Series 2022A:
750 4.375%, 4/01/32, 144A 4/31 at 100.00 N/R   680,580
2,000 5.000%, 4/01/47, 144A 4/31 at 100.00 N/R   1,735,940
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, North Carolina Charter Educational
Foundation Project, Series 2016A:
5,725 4.100%, 6/15/26, 144A No Opt. Call N/R   5,542,945
5,010 5.000%, 6/15/36, 144A 6/26 at 100.00 N/R   4,347,979
2,960 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Phoenix Academy Charter School, North Carolina, Series 2017A,
5.000%, 6/15/27, 144A
6/24 at 100.00 N/R   2,829,138
765 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25,
144A
No Opt. Call BBB-   765,436

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
296
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 240 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Research Triangle High School Project, North Carolina, Series 2015A,
4.375%, 7/01/25, 144A
No Opt. Call N/R   $ 238,392
1,535 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Uwharrie Charter Academy, North Carolina, Series 2017A, 4.500%,
6/15/29, 144A
6/27 at 100.00 N/R   1,479,372
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Uwharrie Charter Academy, North
Carolina, Series 2022A:
510 4.500%, 6/15/32, 144A No Opt. Call Ba2   478,793
1,310 5.000%, 6/15/42, 144A 6/32 at 100.00 Ba2   1,206,563
Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, The Foundation of
the University of North Carolina at Charlotte Inc., Series
2021A:
3,920 4.000%, 9/01/36 9/31 at 100.00 N/R   3,591,465
2,565 4.000%, 9/01/41 9/31 at 100.00 N/R   2,186,124
5,000 4.000%, 9/01/51 9/31 at 100.00 N/R   3,889,900
Public Finance Authority of Wisconsin, Contract Revenue
Bonds, Mercer Crossing Public Improvement District
Project, Series 2017:
2,710 6.750%, 3/01/27, 144A No Opt. Call N/R   2,866,475
2,500 7.000%, 3/01/47, 144A 3/27 at 100.00 N/R   2,596,925
85 Public Finance Authority of Wisconsin, Education Revenue Bonds,
Carolina International School, Series 2013A, 6.000%, 8/01/23, 144A
No Opt. Call BB+   85,434
Public Finance Authority of Wisconsin, Education
Revenue Bonds, North Carolina Leadership Academy,
Series 2019A:
290 4.000%, 6/15/29, 144A 6/26 at 100.00 N/R   274,096
440 5.000%, 6/15/39, 144A 6/26 at 100.00 N/R   415,673
Public Finance Authority of Wisconsin, Education
Revenue Bonds, Shining Rock Classical Academy, Series
2022A:
500 5.625%, 6/15/37 6/29 at 101.00 N/R   475,780
750 5.875%, 6/15/42 6/29 at 101.00 N/R   712,298
250 Public Finance Authority of Wisconsin, Education Revenue Bonds, The
Capitol Encore Academy, Series 2019A, 4.750%, 6/01/29, 144A
6/27 at 102.00 N/R   239,795
1,000 Public Finance Authority of Wisconsin, Education Revenue Bonds, The
Franklin School of Innovation, Series 2022A, 5.000%, 1/01/42, 144A
1/29 at 103.00 N/R   919,930
5,000 Public Finance Authority of Wisconsin, Educational Facility Revenue
Bonds, Dreamhouse EWA Beach, New Mexico, Series 2022A, 5.750%,
6/01/25, 144A
6/24 at 100.00 N/R   5,022,300
335 Public Finance Authority of Wisconsin, Educational Facility Revenue
Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26, 144A
No Opt. Call N/R   325,871
8,000 Public Finance Authority of Wisconsin, Educational Facility Revenue
Bonds, Lenoir-Rhyne University, Refunding Series 2022, 5.000%,
4/01/43
4/32 at 100.00 BBB   7,889,200
Public Finance Authority of Wisconsin, Educational
Facility Revenue Bonds, The ASK Academy Project,
Series 2015A:
265 5.250%, 2/01/25 No Opt. Call N/R   264,295
1,380 5.750%, 2/01/35 2/25 at 100.00 N/R   1,383,174
1,210 Public Finance Authority of Wisconsin, Exempt Facilities Revenue
Bonds, National Gypsum Company Project, Refunding Series 2016,
4.000%, 8/01/35, (AMT)
8/26 at 100.00 N/R   1,056,899

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 785 Public Finance Authority of Wisconsin, Healthcare Facility Expansion
Revenue Bonds, Church Homes of Hartford Inc Project, Refunding
Series 2015A, 5.000%, 9/01/25, 144A
No Opt. Call BB   $ 780,573
225 Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Carson
Valley Medical Center, Series 2021A, 4.000%, 12/01/41
12/31 at 100.00 BB+   191,500
1,000 Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand
Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A,
5.000%, 2/01/52
2/32 at 100.00 BBB-   1,002,200
Public Finance Authority of Wisconsin, Limited
Obligation Grant Revenue Bonds, American Dream @
Meadowlands Project, Series 2017A:
30,785 3.125%, 8/01/27, 144A (8) No Opt. Call N/R   23,396,600
7,270 6.750%, 8/01/31, 144A (8) No Opt. Call N/R   3,998,500
Public Finance Authority of Wisconsin, Limited
Obligation PILOT Revenue Bonds, American Dream @
Meadowlands Project, Series 2017:
21,495 5.000%, 12/01/27, 144A No Opt. Call N/R   19,194,605
12,615 6.500%, 12/01/37, 144A 12/27 at 100.00 N/R   11,035,224
300 6.750%, 12/01/42, 144A 12/27 at 100.00 N/R   261,801
8,250 7.000%, 12/01/50, 144A 12/27 at 100.00 N/R   7,223,617
1,790 Public Finance Authority of Wisconsin, Project Revenue Bonds, Irving
Convention Center Hotel Project, First Tier Series 2017A-2, 7.000%,
1/01/50, 144A
1/32 at 100.00 N/R   1,969,286
1,690 Public Finance Authority of Wisconsin, Retirement Facility Revenue
Bonds, Shalom Park Development Project, Series 2019, 0.000%,
12/31/24, 144A
No Opt. Call N/R   101,400
1,700 Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton
Therapy Center, Senior Series 2017A, 6.250%, 10/01/31, 144A (8)
10/27 at 100.00 N/R   1,422,152
1,000 Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton
Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A (8)
10/27 at 100.00 N/R   600,000
Public Finance Authority of Wisconsin, Revenue Bonds,
Prime Healthcare Foundation, Inc., Series 2017A:
2,835 5.000%, 12/01/27 No Opt. Call BBB   2,919,426
1,000 5.350%, 12/01/45 12/27 at 100.00 BBB   1,005,770
13,540 Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton
Therapy Center, Senior Series 2018A, 6.625%, 7/01/28, 144A
No Opt. Call N/R   12,180,719
600 Public Finance Authority of Wisconsin, Revenue Bonds, Roseman
University of Health Sciences, Series 2020, 5.000%, 4/01/30, 144A
No Opt. Call BB   608,832
10,000 Public Finance Authority of Wisconsin, Revenue Bonds, SearStone
CCRC Project, Series 2021A, 4.000%, 6/01/56, 144A
6/27 at 103.00 N/R   6,536,500
4,225 Public Finance Authority of Wisconsin, Revenue Bonds, SearStone
Continuing Care Retirement Community, Refunding Series 2017A,
4.563%, 6/01/27
6/23 at 104.00 N/R   4,405,450
2,320 Public Finance Authority of Wisconsin, Revenue Bonds, SearStone
Continuing Care Retirement Community, Series 2017B, 4.438%,
6/01/24
6/23 at 100.00 N/R   2,418,646
5,085 Public Finance Authority of Wisconsin, Revenue Bonds, SearStone
Retirement Community, Series 2021B-1, 3.000%, 6/01/28
No Opt. Call N/R   4,535,261
Public Finance Authority of Wisconsin, Revenue Bonds,
SearStone Retirement Community, Series 2023A:
5,665 5.000%, 6/01/27 No Opt. Call N/R   5,585,294
5,330 4.000%, 6/01/31 6/27 at 103.00 N/R   4,783,728
7,130 4.000%, 6/01/36 6/27 at 103.00 N/R   5,884,532
2,500 5.000%, 6/01/37 6/28 at 103.00 N/R   2,267,975

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
298
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 1,130 4.000%, 6/01/41 6/27 at 103.00 N/R   $ 857,195
Public Finance Authority of Wisconsin, Revenue Bonds,
Sky Harbour LLC Obligated Group Aviation Facilities
Project, Series 2021:
1,930 4.000%, 7/01/36, (AMT) 7/28 at 100.00 N/R   1,650,903
3,985 4.000%, 7/01/41, (AMT) 7/31 at 100.00 N/R   3,133,525
4,125 4.250%, 7/01/54, (AMT) 7/31 at 100.00 N/R   3,036,866
Public Finance Authority of Wisconsin, Revenue Bonds,
Viticus Group Project, Series 2022A:
1,285 4.000%, 12/01/31, 144A No Opt. Call N/R   1,160,972
2,255 4.000%, 12/01/41, 144A 12/31 at 100.00 N/R   1,822,446
Public Finance Authority of Wisconsin, Senior Living
Facility Revenue Bonds, Mary's Woods at Marylhurst Inc.,
Series 2017A:
1,215 5.000%, 5/15/31, 144A 5/25 at 102.00 BB   1,183,337
1,000 5.250%, 5/15/42, 144A 5/25 at 102.00 BB   921,710
Public Finance Authority of Wisconsin, Senior Revenue
Bonds, Maryland Proton Treatment Center, Series
2018A-1:
25,435 6.125%, 1/01/33, 144A 1/28 at 100.00 N/R   15,642,525
8,455 6.250%, 1/01/38, 144A 1/28 at 100.00 N/R   5,199,825
2,795 6.375%, 1/01/48, 144A 1/28 at 100.00 N/R   1,718,925
540 Public Finance Authority of Wisconsin, Student Housing Revenue
Bonds, Collegiate Housing Foundation - Cullowhee LLC - Western
California University Project, Series 2015A, 5.000%, 7/01/23
No Opt. Call BBB-   539,978
735 Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC
Agribusiness LLC Project, Series 2022B, 15.000%, 4/30/23
4/23 at 105.00 N/R   735,000
Public Finance Authority, Wisconsin, Revenue Bonds,
Ocean Academy Charter School, Series 2021:
285 4.000%, 10/15/31, 144A No Opt. Call N/R   254,938
570 5.000%, 10/15/41, 144A 10/31 at 100.00 N/R   512,043
3,500 Public Finance Authority, Wisconsin, Revenue Bonds, Texas Biomedical
Research Institute Project, Series 2021A, 3.000%, 6/01/48
6/31 at 100.00 Baa1   2,387,175
17,930 Public Finance Authority, Wisconsin, Revenue Bonds, Vonore Fiber
Products Sustainable Packaging Project, Taxable Green Series 2019,
7.500%, 6/01/29, 144A
6/23 at 105.00 N/R   17,888,044
1,000 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
PHW Muskego, Inc. Project, Series 2021, 4.000%, 10/01/41
10/28 at 102.00 N/R   794,560
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, American Baptist Homes of
the Midwest Obligated Group, Refunding Series 2017:
235 4.375%, 8/01/27 8/24 at 103.00 N/R   216,578
3,430 5.000%, 8/01/27 8/24 at 103.00 N/R   3,240,836
4,015 5.000%, 8/01/32 8/24 at 103.00 N/R   3,595,754
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Clement Manor, Inc., Series
2019:
1,000 4.250%, 8/01/34 8/26 at 103.00 N/R   771,480
2,300 4.500%, 8/01/39 8/26 at 103.00 N/R   1,649,445
480 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Dickson Hollow Project. Series 2014, 4.250%,
10/01/24
5/23 at 102.00 N/R   470,846
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,485 5.000%, 5/01/24 No Opt. Call A-   1,514,076

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 350 5.000%, 5/01/25 5/24 at 100.00 A-   $ 356,433
800 5.000%, 5/01/26 5/24 at 100.00 A-   815,824
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Hope Christian Schools
Obligated Group, Series 2021:
1,125 3.000%, 12/01/31 12/26 at 100.00 N/R   970,538
2,550 4.000%, 12/01/41 12/26 at 100.00 N/R   1,979,514
5,000 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42
2/26 at 100.00 A-   5,039,550
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Mile Bluff Medical Center,
Inc., Series 2014:
645 5.000%, 5/01/23 No Opt. Call N/R   644,490
1,250 5.000%, 5/01/26 5/24 at 100.00 N/R   1,242,500
1,000 5.125%, 5/01/29 5/24 at 100.00 N/R   995,770
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Rogers Memorial Hospital,
Inc., Series 2014A:
385 5.000%, 7/01/25 7/24 at 100.00 A   394,410
670 5.000%, 7/01/26 7/24 at 100.00 A   687,460
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Saint John's Communities
Inc., Refunding Series 2021B:
530 4.000%, 9/01/36 9/27 at 103.00 BBB-   465,250
500 4.000%, 9/15/41 9/27 at 103.00 BBB-   419,900
Wisconsin Health and Educational Facilities Authority,
Wisconsin, Revenue Bonds, Saint John's Communities
Inc., Refunding Series 2022. Forward Delivery:
775 4.000%, 9/15/36 9/27 at 103.00 BBB-   670,181
770 4.000%, 9/15/41 9/27 at 103.00 BBB-   634,819
4,020 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014,
5.000%, 12/01/29
5/23 at 102.00 N/R   3,926,374
300 Wisconsin Housing and Economic Development Authority, Housing
Revenue Bonds, Series 2015C, 3.875%, 11/01/35
5/25 at 100.00 Aa3   301,407
2,500 Wisconsin Housing and Economic Development Authority, Multifamily
Housing Bonds, Meadow Village Project Series 2020A, 5.000%,
7/01/37, 144A
7/28 at 102.00 N/R   2,258,175
Total Wisconsin 286,875,987
Total Municipal Bonds (cost $5,584,294,909) 5,153,598,228
Shares Description (1) Value
X 380,562,616 COMMON STOCKS - 7.2%
X 380,562,616
Independent Power and Renewable Electricity Producers - 7.2%
4,940,062 Energy Harbor Corp (10),(11) $ 380,562,616
Total Independent Power and Renewable Electricity Producers 380,562,616
Total Common Stocks (cost $107,569,027) 380,562,616

Nuveen Short Duration High Yield Municipal Bond Fund
(continued)
Portfolio of Investments
March 31, 2023
300
Investments in Derivatives
Principal
Amount (000) Description (1) Coupon Maturity Ratings (3) Value
X 26,958,712 CORPORATE BONDS - 0.5%
X 26,958,712
Electric Utilities - 0.1%
$ 1,865 FirstEnergy Corp (8) 6.050% 8/15/22 N/R $ 2,332
1,165 FirstEnergy Corp (8) 6.800% 8/15/39 N/R 1,456
3,240 Talen Energy Supply LLC, 144A (8) 7.250% 5/15/27 N/R 3,321,000
2,945 Talen Energy Supply LLC (8) 6.000% 12/15/36 N/R 1,074,925
700 Talen Energy Supply LLC, 144A (8) 6.625% 1/15/28 N/R 710,985
3,375 Talen Energy Supply LLC (8) 6.500% 6/01/25 N/R 1,350,000
Total Electric Utilities 6,460,698
Health Care Providers & Services - 0.2%
2,000 Toledo Hospital/The 5.325% 11/15/28 BB 1,661,136
17,745 Tower Health 4.451% 2/01/50 B 7,719,075
Total Health Care Providers & Services 9,380,211
Hotels, Restaurants & Leisure - 0.1%
8,000 Wild Rivers Water Park 8.500% 11/01/51 N/R 5,990,000
Total Hotels, Restaurants & Leisure 5,990,000
Independent Power And Renewable Electricity Producers - 0.1%
12,048 Talen Energy Corp 0.000% 8/31/23 N/R 3,727,421
Total Independent Power And Renewable Electricity Producers 3,727,421
Machinery - 0.0%
1,400 Columbia Pulp I LLC (9) 16.000% 8/31/23 N/R 1,400,382
Total Machinery 1,400,382
Total Corporate Bonds (cost $34,457,068) 26,958,712
Total Long-Term Investments (cost $5,726,321,004) 5,561,119,556
Borrowings - (2.4)% (12) (128,711,208)
Floating Rate Obligations - (5.2)% (276,005,000)
Other Assets & Liabilities, Net -   2.3%(13) 125,846,247
Net Assets - 100% $ 5,282,249,595
Futures Contracts - Short
Description
Number of
Contracts
Expiration
Date
Notional
Amount Value
Unrealized
Appreciation
(Depreciation)
U.S. Treasury 5-Year Note (6,962) 6/23 $ (747,803,333) $ (762,393,394) $ (14,590,061)
U.S. Treasury 10-Year Note (2,845) 6/23 (318,160,973) (326,952,734) (8,791,761)
Total $(1,065,964,306) $(1,089,346,128) $(23,381,822)
(1) All percentages shown in the Portfolio of Investments are based on net assets.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(6) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(9) For fair value measurement disclosure purposes, investment classified as Level 3.
(10) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Beaver County Industrial
Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A,
4.000%, 1/01/35; Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy
Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41; Beaver County Industrial Development Authority, Pennsylvania, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35; Beaver County Industrial
Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A,
2.700%, 4/01/35; FirstEnergy Solutions Corp, 6.050%, 8/15/21; FirstEnergy Solutions Corp, 6.800%, 8/15/39; Ohio Air Quality Development
Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio
Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series
2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project,
Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy
Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33; Ohio Air Quality Development Authority, Ohio, Pollution
Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34; Ohio Air Quality Development
Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio
Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B,
3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project,
Refunding Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy
Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%,  5/15/19; Ohio Water Development Authority,
Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio
Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series
2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating
Corporation Project, Series 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds,
FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control
Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; Pennsylvania Economic
Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%,
12/01/40; Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy
Guarantor, Series 2006A, 2.550%, 11/01/41. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of
ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6, 2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity. Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(11) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(12) Borrowings as a percentage of Total Investments is 2.3%.
(13) Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the
Statement of Assets and Liabilities, when applicable.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
ETM Escrowed to maturity
IF Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the
Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR London Inter-Bank Offered Rate
SIFMA Securities Industry and Financial Market Association
SOFR Secured Overnight Financing Rate
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

Nuveen Strategic Municipal Opportunities Fund
Portfolio of Investments March 31, 2023
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
LONG-TERM INVESTMENTS - 94.5%
X 983,563,304 MUNICIPAL BONDS - 88.0%
X 983,563,304
Alabama - 0.9%
Birmingham-Jefferson Civic Center Authority, Alabama,
Special Tax Bonds, Series 2018A:
$ 1,500 4.000%, 7/01/38 7/28 at 100.00 A-   $ 1,505,805
1,500 4.000%, 7/01/43 7/28 at 100.00 A-   1,489,350
4,280 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation
Proejcet, Green Series 2020, 6.375%, 11/01/50, (AMT), (Mandatory
Put 11/01/30)
No Opt. Call B1   4,723,665
1,000 Hoover Industrial Development Board, Alabama, Environmental
Improvement Revenue Bonds, United States Steel Corporation
Proejcet, Series 2019, 5.750%, 10/01/49, (AMT)
10/29 at 100.00 B1   1,021,140
250 Mobile Spring Hill College Educational Building Authority, Alabama,
Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%,
4/15/45
4/25 at 100.00 N/R   249,840
Tuscaloosa County Industrial Development Authority,
Alabama, Gulf Opportunity Zone Bonds, Hunt Refining
Project, Refunding Series 2019A:
854 4.500%, 5/01/32, 144A 5/29 at 100.00 N/R   748,824
Total Alabama 9,738,624
Alaska - 0.1%
1,665 Alaska Industrial Development and Export Authority, Revenue Bonds,
Greater Fairbanks Community Hospital Foundation Project, Refunding
Series 2019, 4.000%, 4/01/34
4/29 at 100.00 A   1,692,140
Total Alaska 1,692,140
Arizona - 2.7%
1,000 Arizona Industrial Development Authority, Arizona, Economic
Development Revenue Bonds, Linder Village Project in Meridian, Ada
County, Idaho, Series 2020, 5.000%, 6/01/31, 144A
No Opt. Call N/R   1,000,250
970 Arizona Industrial Development Authority, Arizona, Education Facility
Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 5.125%,
7/01/37, 144A
7/26 at 100.00 BB   961,289
210 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Academies of Math & Science Projects, Series 2019, 5.000%,
7/01/54, 144A
7/29 at 100.00 BB+   189,775
615 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Doral Academy of Northern Nevada, Series 2021A, 4.000%,
7/15/51, 144A
7/29 at 100.00 Ba1   462,671
2,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Series
2021B, 5.000%, 7/01/51, 144A
7/28 at 103.00 N/R   1,464,960
4,000 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable
Series 2021A, 5.000%, 7/01/51, 144A
7/28 at 103.00 N/R   2,993,440
1,800 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Heritage Academy - Gateway and Laveen Pojects, Taxable
Series 2021C, 6.000%, 7/01/29, 144A
No Opt. Call N/R   1,669,878

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Arizona (continued)
$ 100 Arizona Industrial Development Authority, Arizona, Education Revenue
Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A,
4.000%, 7/15/50, 144A
7/28 at 100.00 BB+   $ 75,038
5,500 Arizona Industrial Development Authority, Arizona, Hotel Revenue
Bonds, Provident Group Falcon Properties LLC, Project, Senior Series
2022A-1, 4.000%, 12/01/51, 144A
12/31 at 100.00 BB   4,313,815
5,365 Chandler Industrial Development Authority, Arizona, Industrial
Development Revenue Bonds, Intel Corporation Project, Series 2022-
2, 5.000%, 9/01/52, (AMT), (Mandatory Put 9/01/27)
3/27 at 100.00 A   5,624,290
400 Maricopa County Industrial Development Authority, Arizona, Education
Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series
2019B, 5.000%, 7/01/39, 144A
7/29 at 100.00 Ba2   380,728
1,000 Maricopa County Industrial Development Authority, Arizona,
Educational Facilities Revenue Bonds, Ottawa University Projects,
Series 2020, 5.250%, 10/01/40, 144A
10/27 at 103.00 N/R   990,960
725 Maricopa County Industrial Development Authority, Arizona, Hospital
Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36
9/28 at 100.00 A2   778,969
2,000 Phoenix Civic Improvement Corporation, Arizona, Airport Revenue
Bonds, Senior Lien Series 2017A, 5.000%, 7/01/32, (AMT)
7/27 at 100.00 AA-   2,126,380
3,425 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, American Leadership Academy Project,
Refunding Series 2022. Forward Delivery, 4.000%, 6/15/41, 144A
6/26 at 100.00 N/R   2,804,356
4,000 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Edkey Charter Schools Project, Refunding
Series 2020, 5.000%, 7/01/49, 144A
7/26 at 103.00 N/R   3,579,040
100 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016,
5.250%, 7/01/36
7/26 at 100.00 BB-   100,059
25 Pima County Industrial Development Authority, Arizona, Education
Facility Revenue Bonds, The Paideia Academies Project, 2019,
5.125%, 7/01/39
7/25 at 100.00 N/R   23,463
Pima County Industrial Development Authority, Arizona,
Revenue Bonds, Tucson Medical Center, Series 2021A:
435 4.000%, 4/01/39 4/31 at 100.00 A   421,684
860 4.000%, 4/01/40 4/31 at 100.00 A   829,453
Total Arizona 30,790,498
Arkansas - 1.2%
7,000 Arkansas Development Finance Authority, Arkansas, Environmental
Improvement Revenue Bonds, United States Steel Corporation, Green
Series 2022, 5.450%, 9/01/52, (AMT), 144A
9/25 at 105.00 BB-   6,999,580
4,930 Arkansas Development Finance Authority, Industrial Development
Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49,
(AMT), 144A
9/26 at 103.00 BB-   4,430,640
1,500 Arkansas Development Finance Authority, Revenue Bonds, Baptist
Memorial Health Care, Refunding Series 2020B-1, 5.000%, 9/01/39
9/30 at 100.00 BBB+   1,545,210
Total Arkansas 12,975,430
California - 5.3%
2,000 Alvord Unified School District, Riverside County, California, General
Obligation Bonds, Refunding Series 2002A, 5.900%, 8/01/30 - NPFG
Insured
No Opt. Call A1   2,194,060
Antelope Valley Healthcare District, California, Revenue
Bonds, Series 2016A:
1,210 5.000%, 3/01/26 No Opt. Call BBB   1,227,848

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
304
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 1,000 5.250%, 3/01/36 3/26 at 100.00 BBB   $ 1,027,230
1,965 California Community Choice Financing Authority, Clean Energy Project
Revenue Bonds, Green Series 2023C, 5.250%, 1/01/54, (Mandatory
Put 10/01/31)
10/30 at 100.65 Baa1   2,012,357
3,815 California Community Housing Agency, California, Essential Housing
Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A
8/31 at 100.00 N/R   2,958,265
725 California Community Housing Agency, California, Essential Housing
Revenue Bonds, The Arbors, Series 2020A, 5.000%, 8/01/50, 144A
8/30 at 100.00 N/R   677,875
2,270 California County Tobacco Securitization Agency, Tobacco Settlement
Asset-Backed Bonds, Los Angeles County Securitization Corporation,
Series 2020B-2, 0.000%, 6/01/55
6/30 at 26.72 N/R   383,085
1,250 California Infrastructure and Economic Development Bank
Infrastructure State, Revolving Fund Revenue Bonds, Tax Series
2020A, 2.786%, 10/01/43
10/30 at 100.00 AAA   908,463
1,250 California Infrastructure and Economic Development Bank, Revenue
Bonds, California Science Center Phase III Project, Green Series
2021B, 4.000%, 5/01/46
11/31 at 100.00 A-   1,183,975
250 California Infrastructure and Economic Development Bank, Revenue
Bonds, WFCS Portfolio Projects, Senior Series 2021A-1, 5.000%,
1/01/56, 144A
1/31 at 100.00 N/R   192,265
100 California Municipal Finance Authority,  Revenue Bonds, Creative
Center of Los Altos Project Pinewood & Oakwood Schools, Series
2016B, 4.000%, 11/01/36, 144A
11/26 at 100.00 N/R   86,822
505 California Municipal Finance Authority, Charter School Revenue Bonds,
John Adams Academies, Inc. - Lincoln Project, Taxable Series 2019B,
5.000%, 10/01/39, 144A
10/27 at 100.00 N/R   488,471
6,340 California Municipal Finance Authority, Federal Lease Revenue Bonds,
VA Oceanside Health Care Center Project, Taxable Series 2021,
3.637%, 7/01/30
4/30 at 100.00 Baa2   5,480,233
2,750 California Municipal Finance Authority, Revenue Bonds, Linxs APM
Project, Senior Lien Series 2018A, 5.000%, 12/31/47, (AMT)
6/28 at 100.00 BBB-   2,767,875
840 California Pollution Control Financing Authority, Water Furnishing
Revenue Bonds, San Diego County Water Authoriity Desalination
Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A
1/29 at 100.00 Baa3   860,983
1,000 California Public Finance Authority, Charter School Lease Revenue
Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%,
7/01/55, 144A
7/28 at 100.00 N/R   806,190
400 California Public Finance Authority, Charter School Lease Revenue
Bonds, Laverne Elementary Preparatory Academy Project, Series
2019A, 5.000%, 6/15/49, 144A
6/23 at 100.00 N/R   359,108
470 California Public Finance Authority, Senior Living Revenue Bonds, Enso
Village, Refunding Green Series 2021A, 5.000%, 11/15/51, 144A
11/29 at 102.00 N/R   403,218
300 California School Finance Authority, Charter School Revenue Bonds,
Rocketship Education Obligated Group, Series 2016A, 5.000%,
6/01/31, 144A
6/25 at 100.00 N/R   300,465
745 California School Finance Authority, Charter School Revenue Bonds,
Scholarship Prep Public Schools Obligated Group, Series 2020A,
5.000%, 6/01/60, 144A
6/28 at 100.00 N/R   553,177
500 California School Finance Authority, Educational Facility Revenue
Bonds, River Springs Charter School Project, Series 2017A, 5.000%,
7/01/47, 144A
7/27 at 100.00 Ba2   436,500

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 1,000 California Statewide Communities Development Authority, California,
Revenue Bonds, Loma Linda University Medical Center, Series 2016A,
5.000%, 12/01/46, 144A
6/26 at 100.00 BB   $ 952,180
195 California Statewide Communities Development Authority, Statewide
Community Infrastructure Program Revenue Bonds, Series 2020A,
5.000%, 9/02/50
9/30 at 100.00 N/R   199,629
8 California Statewide Community Development Authority, Revenue
Bonds, Daughters of Charity Health System, Series 2005A, 5.000%,
7/01/39 (4),(5)
1/22 at 100.00 N/R   8,054
1,000 Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%,
9/01/39
5/23 at 100.00 N/R   1,000,010
5,000 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%,
10/01/56, 144A
10/31 at 100.00 N/R   3,741,700
6,180 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Center City Anaheim, Series 2020A,
5.000%, 1/01/54, 144A
1/31 at 100.00 N/R   4,925,398
2,750 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Orange City Portfolio, Senior Lien Series
2021A-2, 3.000%, 3/01/57, 144A
3/32 at 100.00 N/R   1,803,340
500 CSCDA Community Improvement Authority, California, Essential
Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine
Senior Series 2021B, 4.000%, 12/01/56, 144A
12/31 at 100.00 N/R   362,835
200 Golden State Tobacco Securitization Corporation, California, Tobacco
Settlement Asset-Backed Revenue Bonds, Series 2022A-1, 5.000%,
6/01/51
12/31 at 100.00 BBB+   209,424
4,830 Huntington Beach, California, Pension Obligation Bonds, Taxable Series
2021, 2.963%, 6/15/36 - BAM Insured
6/31 at 100.00 AA+   3,836,759
3,000 Los Angeles Department of Water and Power, California, Power System
Revenue Bonds, Series 2017A, 5.000%, 7/01/47, (UB) (6)
1/27 at 100.00 AA-   3,158,910
2,500 Los Angeles Department of Water and Power, California, Power System
Revenue Bonds, Series 2022C, 5.000%, 7/01/52
1/32 at 100.00 AA-   2,750,950
150 Ravenswood City School District, San Diego County, California, General
Obligation Bonds, Election 2018 Series 2021A, 4.000%, 8/01/36
8/29 at 100.00 AAA   155,022
River Islands Public Financing Authority, California,
Special Tax Bonds, Community Facilities District 2003-1
Improvement Area 1, Refunding Series 2022A-1:
1,265 5.000%, 9/01/42 - AGM Insured 9/29 at 103.00 AA   1,416,724
625 5.250%, 9/01/52 - AGM Insured 9/29 at 103.00 AA   700,831
River Islands Public Financing Authority, California,
Special Tax Bonds, Community Facilities District 2003-1
Improvement Area 1, Subordinate Series 2022B-2:
1,265 5.000%, 9/01/42 9/29 at 103.00 N/R   1,243,444
2,130 5.250%, 9/01/47 9/29 at 103.00 N/R   2,135,176
1,000 5.000%, 9/01/52 9/29 at 103.00 N/R   961,570
965 Rocklin, Placer County, California, Special Tax Bonds, Community
Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39
9/25 at 100.00 N/R   985,661
1,040 Sacramento County, California, Airport System Revenue Bonds,
Refunding Senior Series 2018C, 5.000%, 7/01/38, (AMT)
7/28 at 100.00 A2   1,093,862
3,770 San Francisco City and County Redevelopment Agency Successor
Agency, California, Tax Allocation Bonds, Mission Bay South
Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43,
144A
5/23 at 36.79 N/R   1,398,029

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
306
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
California (continued)
$ 750 San Francisco Community College District, California, General
Obligation Bonds, Taxable Election 2020 Series 2020A-1, 3.165%,
6/15/41
6/30 at 100.00 A1   $ 594,818
San Jose, California, Airport Revenue Bonds, Taxable
Refunding Series 2021C:
290 2.310%, 3/01/30 No Opt. Call A   249,095
420 3.290%, 3/01/41 3/31 at 100.00 A   326,907
Total California 59,518,793
Colorado - 11.2%
2,630 64th Avenue ARI Authority, Adams County, Colorado, Special Revenue
Bonds, Series 2020, 6.500%, 12/01/43
12/25 at 103.00 N/R   2,516,594
490 Alpine Mountain Ranch Metropolitan District, Routt County, Colorado,
Special Assessment Revenue Bonds, Special Improvement District 2,
Series 2021, 4.000%, 12/01/40
9/26 at 103.00 N/R   378,724
Arista Metropolitan District, Broomfield County,
Colorado, General Obligation Limited Tax Bonds,
Refunding & Improvement Convertible to Unlimited Tax
Series 2018A:
1,000 4.375%, 12/01/28 12/23 at 103.00 N/R   964,100
1,000 5.125%, 12/01/48 12/23 at 103.00 N/R   931,800
6,250 Aurora Highlands Community Authority Board, Adams County,
Colorado, Special Tax Revenue Bonds, Refunding & Improvement
Series 2021A, 5.750%, 12/01/51
12/28 at 103.00 N/R   5,644,938
1,000 Aviation Station North Metropolitan District 2, Denver County,
Colorado, Limited Tax General Obligation Bonds, Refunding &
Improvement Series 2019A, 5.000%, 12/01/48
9/24 at 103.00 N/R   888,320
1,500 Belford North Metropolitan District, Douglas County, Colorado, General
Obligation Limited Tax Bonds, Series 2020A, 5.500%, 12/01/50
12/25 at 103.00 N/R   1,340,850
1,000 Bennett Ranch Metropolitan District 1, Adams County, Colorado,
General Obligation Limited Tax Bonds, Convertible to Unlimited Tax
Series 2021A, 5.000%, 12/01/51
3/26 at 103.00 N/R   868,400
739 Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax
Series 2018A, 5.250%, 12/01/48
12/23 at 103.00 N/R   665,935
1,000 Broadway Station Metropolitan District 2, Denver City and County,
Colorado, General Obligation Limited Tax Bonds, Convertible to
Unlimited Series 2019A, 5.125%, 12/01/48
6/24 at 103.00 N/R   740,120
1,500 Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Junior Subordinate
Series 2016, 7.000%, 12/15/57
5/23 at 100.00 N/R   1,027,905
Centerra Metropolitan District 1, Loveland, Colorado,
Special Revenue Bonds, Refunding & Improvement
Series 2017:
2,900 5.000%, 12/01/29, 144A 5/23 at 103.00 N/R   2,871,841
1,500 5.000%, 12/01/37, 144A 5/23 at 103.00 N/R   1,424,100
5,000 5.000%, 12/01/47, 144A 5/23 at 103.00 N/R   4,533,000
400 Colorado Educational and Cultural Facilities Authority, Charter School
Revenue Bonds World Compass Academy Project, Series 2017,
5.375%, 10/01/37
10/27 at 100.00 N/R   353,024
Colorado Educational and Cultural Facilities Authority,
Charter School Revenue Bonds, New Summit Charter
Academy Project, Series 2021A:
100 4.000%, 7/01/41, 144A 7/31 at 100.00 N/R   83,161
100 4.000%, 7/01/51, 144A 7/31 at 100.00 N/R   75,470

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 500 Colorado Health Facilities Authority, Colorado, Revenue Bonds,
Cappella of Grand Junction Project, Series 2019, 5.000%, 12/01/54,
144A
12/26 at 103.00 N/R   $ 342,285
500 Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny
Vista Living Center Project, Refunding & Improvement Series 2015A,
5.750%, 12/01/35, 144A
12/25 at 100.00 N/R   372,520
250 Colorado International Center Metropolitan District 14, Denver,
Colorado, Limited Tax General Obligation Bonds, Refunding &
Improvement Series 2018, 5.875%, 12/01/46
12/23 at 103.00 N/R   244,355
500 Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax
Increment and Sales Tax Supported Revenue Bonds, Series 2019,
5.000%, 12/01/39
12/24 at 103.00 N/R   464,155
1,500 Crowfoot Valley Ranch Metropolitan District No. 2,  Douglas County,
Colorado, Limited Tax General Obligation Bonds, Series 2018A,
5.750%, 12/01/48
12/23 at 103.00 N/R   1,474,395
656 Dacono Urban Renewal Authority, Weld County, Colorado, Tax
Increment Revenue Bonds, Series 2020, 6.250%, 12/01/39
12/25 at 103.00 N/R   620,989
Denver City and County, Colorado, Airport System
Revenue Bonds, Series 2022A:
3,895 5.000%, 11/15/31, (AMT) No Opt. Call AA-   4,441,352
1,545 5.500%, 11/15/40, (AMT) 11/32 at 100.00 AA-   1,747,271
1,235 5.500%, 11/15/53, (AMT) 11/32 at 100.00 AA-   1,352,449
Denver Convention Center Hotel Authority, Colorado,
Revenue Bonds, Convention Center Hotel, Refunding
Senior Lien Series 2016:
1,250 5.000%, 12/01/29 12/26 at 100.00 BBB-   1,299,863
2,000 5.000%, 12/01/30 12/26 at 100.00 BBB-   2,076,140
625 Denver International Business Center Metropolitan District 1, Denver,
Colorado, General Obligation Bonds, Series 2019A, 4.000%,
12/01/48
6/24 at 100.00 BBB-   567,788
1,000 Denver International Business Center Metropolitan District 1, Denver,
Colorado, General Obligation Bonds, Subordinate Limited Tax Series
2019B, 6.000%, 12/01/48
6/24 at 103.00 N/R   995,030
685 E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,
Series 2020A, 5.000%, 9/01/36
9/30 at 100.00 A   773,077
4,900 Falcon Area Water and Wastewater Authority (El Paso County,
Colorado), Tap Fee Revenue Bonds, Series 2022A, 6.750%, 12/01/34,
144A
9/27 at 103.00 N/R   4,957,771
970 Flying Horse Metropolitan District 3, El Paso County, Colorado, General
Obligation Limited Tax Bonds, Refunding Series 2019, 6.000%,
12/01/49, 144A
9/24 at 103.00 N/R   921,966
1,000 Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue
Bonds, Series 2014, 5.750%, 12/01/30
12/24 at 100.00 N/R   981,730
Fourth North Business Improvement District,
Silverthorne, Summit County, Colorado, Special Revenue
and Tax Supported Bonds, Refunding & Improvement
Senior Series 2022A:
1,665 5.250%, 12/01/32 12/30 at 102.00 N/R   1,651,197
4,445 5.750%, 12/01/52 12/30 at 102.00 N/R   4,327,430
2,000 Future Legends Sports Park Metropolitan District 2, Colorado, Limited
Tax General Obligation Bonds, Series 2020A, 5.500%, 6/01/50, 144A
6/25 at 103.00 N/R   1,716,260
1,000 Great Western Metropolitan District 5, Colorado, General Obligation
Limited Tax Revenue Bonds, Refunding Series 2020, 4.750%,
12/01/50
12/25 at 102.00 N/R   858,570

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
308
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 1,000 Hess Ranch Metropolitan District 6, Parker, Colorado, Limited Tax
General Obligation Bonds, Series 2020A-1, 5.000%, 12/01/49
3/25 at 103.00 N/R   $ 882,060
1,050 Independence Metropolitan District 3, Elbert County, Colorado, Limited
Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49
6/24 at 103.00 N/R   957,453
2,089 Independence Water & Sanitation District, Elbert County, Colorado,
Special Revenue Bonds, Series 2019, 7.250%, 12/01/38
6/24 at 103.00 N/R   2,119,437
500 Jefferson Center Metropolitan District 1, Arvada, Jefferson County,
Colorado, Special Revenue Bonds, Subordinate Series 2020B,
5.750%, 12/15/50
12/23 at 103.00 N/R   482,875
615 Jones District Community Authority Board, Centennial, Colorado,
Special Revenue Convertible Capital Appreciaiton Bonds, Series
2020A, 0.000%, 12/01/50 (7)
12/25 at 103.00 N/R   514,896
1,000 Kinston Metropolitan District 5, Loveland, Larimer County, Colorado,
Limited Tax General Obligation Bonds, Series 2020A, 4.625%,
12/01/35
12/25 at 103.00 N/R   863,170
1,000 Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited
Tax General Obligation Bonds, Refunding & Improvement Series
2018A, 5.250%, 12/01/47
12/23 at 103.00 N/R   918,440
500 Lanterns Metropolitan District 1, Castle Rock, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Series 2019A,
5.000%, 12/01/39
9/24 at 103.00 N/R   479,230
3,000 Ledge Rock Center Commercial Metropolitan District (In the Town of
Johnstown, Weld County, Colorado), Limited Tax General Obligation
Bonds, Series 2022, 7.375%, 11/01/52, 144A
11/29 at 103.00 N/R   2,988,990
500 Littleton Village Metropolitan District No. 2, Colorado, Limited Tax
General Obligation and Special Revenue Bonds, Series 2015, 5.375%,
12/01/45
5/23 at 101.00 N/R   489,925
Mayberry Community Authority, Colorado Springs, El
Paso County, Colorado, Special Revenue Bonds, Series
2021A:
500 5.000%, 12/01/41 6/26 at 103.00 N/R   456,460
500 5.000%, 4/15/51 6/26 at 103.00 N/R   427,745
500 Meadowbrook Heights Metropolitan District, Jefferson County,
Colorado, General Obligation Limited Tax Bonds, Series 2021A(3),
4.875%, 12/01/51
9/26 at 103.00 N/R   391,030
Mirabelle Metropolitan District 2, Douglas County,
Colorado, Limited Tax General Obligation Bonds, Series
2020A:
500 5.000%, 12/01/39 3/25 at 103.00 N/R   476,060
1,000 5.000%, 12/01/49 3/25 at 103.00 N/R   894,390
500 Mountain Sky Metropolitan District, Fort Lupton, Weld County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A,
5.000%, 12/01/49
3/25 at 103.00 N/R   449,885
2,000 North Range Metropolitan District 3, Adams County, Colorado, Limited
Tax General Obligation Bonds, Series 2020A-3, 5.250%, 12/01/50
12/25 at 103.00 N/R   1,803,520
1,000 Northfield Metropolitan District 2, Fort Collins, Larimer County,
Colorado, Limited Tax General Obligation Bonds, Series 2020A,
5.000%, 12/01/50
12/25 at 103.00 N/R   869,030
Painted Prairie Public Improvement Authority, Aurora,
Colorado, Special Revenue Bonds, Series 2019:
2,500 5.000%, 12/01/39 12/24 at 103.00 N/R   2,396,825
6,500 5.000%, 12/01/49 12/24 at 103.00 N/R   5,871,450

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
$ 500 Palisade Park West Metropolitan District, Broomfield County, Colorado,
Limited Tax General Obligation Bonds, Convertible to Unlimited Tax,
Series 2019A, 5.125%, 12/01/49
6/24 at 103.00 N/R   $ 461,435
290 Peak Metropolitan District 1, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Series 2021A,
5.000%, 12/01/51, 144A
3/26 at 103.00 N/R   251,601
1,550 Peak Metropolitan District 3, Colorado Springs, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Series 2022A-1,
7.500%, 12/01/52
12/27 at 103.00 N/R   1,549,721
7,980 Pioneer Community Authority Board (Weld County, Colorado), Special
Revenue Bonds, Series 2022, 6.500%, 12/01/34
6/29 at 103.00 N/R   7,582,995
Prairie Center Metopolitan District No. 3, In the City of
Brighton, Adams County, Colorado, Limited Property
Tax Supported Primary Improvements Revenue Bonds,
Refunding Series 2017A:
1,415 4.125%, 12/15/27, 144A 12/26 at 100.00 N/R   1,395,020
2,000 5.000%, 12/15/41, 144A 12/26 at 100.00 N/R   1,968,100
765 Prairie Center Metropolitan District No. 3, Brighton, Colorado, Special
Revenue Bonds, Park and Recreation Improvements Series 2018,
5.125%, 12/15/42
12/23 at 103.00 N/R   727,599
500 Prairie Corner Metropolitan District, Adams County, Colorado, Limited
Tax General Obligation Bonds, Series 2021, 4.875%, 12/01/51
12/26 at 103.00 N/R   390,560
1,500 Prairie Farm Metropolitan District, In the City of Commerce City, Adams
County, Colorado, Limited Tax Convertible to Unlimited Tax, General
Obligation Bonds, Series 2018A, 5.250%, 12/01/48
4/23 at 103.00 N/R   1,508,925
500 Raindance Metropolitan District 1, Acting by and through its Water
Activity Enterprise In the Town of Windsor, Weld County, Colorado,
Non-Potable Water Enterprise Revenue Bonds, Series 2020, 5.000%,
12/01/40
12/25 at 103.00 N/R   465,000
1,000 Rampart Range Metropolitan District 1, Lone Tree, Colorado,
Limited Tax Supported and Special Revenue Bonds, Refunding &
Improvement Series 2017, 5.000%, 12/01/42
12/27 at 100.00 A1   1,056,890
2,000 Rampart Range Metropolitan District 5, Lone Tree, Douglas County,
Colorado, Limited Tax Supported and Special Revenue Bonds, Series
2021, 4.000%, 12/01/41
10/26 at 102.00 N/R   1,552,800
1,865 Regional Transportation District, Colorado, Sales Tax Revenue Bonds,
Fastracks Project, Series 2016A, 5.000%, 11/01/46
11/26 at 100.00 Aa2   1,953,737
1,016 Silver Leaf Metropolitan District, Jefferson County, Colorado, General
Obligation Limited Tax Bonds, Series 2021A-3, 5.250%, 12/01/50
6/26 at 103.00 N/R   864,413
875 South Maryland Creek Ranch Metropolitan District, Summitt County,
Colorado, Limited Tax General Obligation Bonds, Limited Tax
Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47
12/23 at 103.00 N/R   854,962
1,400 South Sloan's Lake Metropolitan District 2, Colorado, Limited Tax
General Obligation Bonds, Refunding & Improvement Series 2019,
4.000%, 12/01/39 - AGM Insured
12/29 at 100.00 Baa1   1,416,422
1,650 Sterling Ranch Metropolitan District 1, El Paso County, Colorado,
General Obligation Limited Tax Bonds, Series 2020, 5.000%,
12/01/40
12/25 at 103.00 N/R   1,548,426
496 Tallman Gulch Metropolitan District,  Douglas County, Colorado,
Limited Tax General Obligation Refunding and Improvement
Bonds,Subordinate Limited Tax General Obligation Bonds, Series
2018A, 5.250%, 12/01/47
5/23 at 103.00 N/R   479,344

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
310
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Colorado (continued)
Trails at Crowfoot Metropolitan District 3, Parker,
Colorado, Limited Tax General Obligation Bonds, Series
2019A:
$ 1,500 5.000%, 12/01/39 9/24 at 103.00 N/R   $ 1,434,510
1,000 5.000%, 12/01/49 9/24 at 103.00 N/R   905,830
1,618 Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General
Obligation and Special Revenue Bonds, Convertible to Unlimited Tax
Refunding Subordinate Series 2019, 3.250%, 12/15/50 - AGM Insured
12/24 at 103.00 AA   1,374,070
Velocity Metropolitan District 3, In the City of Aurora,
Colorado, Limited Tax General Obligation Bonds, Series
2019:
500 5.125%, 12/01/34 12/23 at 103.00 N/R   497,145
3,820 5.375%, 12/01/39 12/23 at 103.00 N/R   3,797,920
1,600 Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited
Tax General Obligation Bonds, Convertible Capital Appreciation
Series 2020A-2, 0.000%, 12/01/50 (7)
12/23 at 81.31 N/R   1,080,768
2,000 Velocity Metropolitan District 5, In the City of Aurora, Colorado, Limited
Tax General Obligation Bonds, Series 2020A-1, 5.375%, 12/01/50
12/23 at 103.00 N/R   1,837,140
1,500 Verve Metropolitan District 1, Jefferson County and the City and County
of Broomfield, Colorado, General Obligation Bonds, Refunding and
Improvement Limited Tax Series 2021, 5.000%, 12/01/51
3/26 at 103.00 N/R   1,314,345
1,000 Willow Springs Ranch Metropolitan District, Monument, El Paso County,
Colorado, Limited Tax General Obligation Bonds, Convertible to
Unlimited Tax Series 2019A, 5.000%, 12/01/49
12/24 at 103.00 N/R   905,030
2,000 Windler Public Improvement Authority, Aurora, Colorado, Limited Tax
Supported Revenue Bonds, Series 2021A-1, 4.125%, 12/01/51, 144A
9/26 at 103.00 N/R   1,379,120
500 Windsor Highlands Metropolitan District 9, Windsor, Larimer County,
Colorado, Limited Tax Supported Revenue Bonds, Series 2019,
5.000%, 12/01/39
9/24 at 103.00 N/R   478,330
1,856 Woodmen Heights Metropolitan District 2, El Paso County, Colorado,
General Obligation Limited Tax Bonds, Refunding Subordinate Series
2020B-2, 7.500%, 12/15/40
12/25 at 103.00 N/R   1,711,585
Total Colorado 124,971,489
Connecticut - 0.1%
200 Connecticut Development Authority, Airport Facilities Revenue Bonds,
Learjet Inc., Series 2004, 7.950%, 4/01/26, (AMT)
5/23 at 100.00 B3   199,962
100 Connecticut Health and Educational Facilities Authority, Revenue
Bonds, Healthcare Facility Expansion Church Home of Hartford Inc.
Project, Series 2016A, 5.000%, 9/01/46, 144A
9/26 at 100.00 BB   86,045
1,255 Connecticut Housing Finance Authority, Housing Mortgage Finance
Program Bonds, Series 2016B-1, 2.950%, 11/15/31
11/25 at 100.00 AAA   1,196,881
Total Connecticut 1,482,888
Delaware - 0.2%
Delaware Health Facilities Authroity, Revenue Bonds,
Beebe Medical Center Project, Series 2018:
1,500 5.000%, 6/01/43 12/28 at 100.00 BBB   1,535,400
1,000 4.375%, 6/01/48 12/28 at 100.00 BBB   976,540
35 Kent County, Delaware, Student Housing & Dining Facility Revenue
Bonds, Collegiate Housing Foundation - Dover LLC Delaware State
University Project, Series 2018A, 5.000%, 7/01/48
1/28 at 100.00 BB-   32,400
Total Delaware 2,544,340

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
District of Columbia - 1.2%
$ 30 District of Columbia Tobacco Settlement Corporation, Tobacco
Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33
No Opt. Call BBB   $ 30,681
4,000 District of Columbia, Income Tax Secured Revenue Bonds, Refunding
Forward Delivery Series 2022C, 5.000%, 12/01/36
12/32 at 100.00 Aa1   4,725,560
6,005 District of Columbia, Income Tax Secured Revenue Bonds, Series
2022A, 5.500%, 7/01/47
7/32 at 100.00 Aa1   6,932,532
275 Metropolitan Washington Airports Authority, District of Columbia,
Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital
improvement Projects, Refunding & Subordinate Lien Series 2019B,
4.000%, 10/01/35
10/29 at 100.00 Baa2   280,115
415 Metropolitan Washington D.C. Airports Authority, Airport System
Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26, (AMT)
No Opt. Call AA-   442,552
1,300 Washington Convention and Sports Authority, Washington D.C.,
Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2021A,
4.000%, 10/01/40
10/30 at 100.00 A+   1,294,761
Total District of Columbia 13,706,201
Florida - 10.8%
3,105 Alachua County Health Facilities Authority, Florida, Health Facilties
Revenue Bonds, Shands Healthcare Project, Series 2007A, 4.195%,
12/01/37 (3-Month LIBOR*0.67% reference rate + 0.870% spread) (8)
5/23 at 100.00 A3   2,967,945
570 Avalon Groves Community Development District, Florida, Special
Assessment Bonds, Phases 3 and 4 Sub-Assessment Area One
Project, Series 2021, 4.000%, 5/01/51
5/34 at 100.00 N/R   444,691
1,000 Ave Maria Stewardship Community District, Florida, Bond Anticipation
Notes, Phase 4 Master Improvements Project, Series 2021, 3.500%,
5/01/26, 144A
5/23 at 100.00 N/R   970,380
1,000 Ave Maria Stewardship Community District, Florida, Capital
Improvement Revenue Bonds, Ave Maria National Project, Series
2021, 3.750%, 5/01/41
5/31 at 100.00 N/R   818,960
500 Ave Maria Stewardship Community District, Florida, Capital
Improvement Revenue Bonds, Phase 3 Master Improvements Project,
Series 2021, 4.000%, 5/01/52, 144A
5/32 at 100.00 N/R   394,890
485 Babcock Ranch Community Independent Special District, Charlotte
County, Florida, Special Assessment Bonds, 2021 Project Series 2021,
4.000%, 5/01/52, 144A
5/31 at 100.00 N/R   378,101
1,000 Bannon Lakes Community Development District, Saint Johns County,
Florida, Special Assessment Revenue Bonds, Series 2021, 4.000%,
5/01/51, 144A
5/31 at 100.00 N/R   781,920
330 Bay Laurel Center Community Development District, Marion County,
Florida, Special Assessment Bonds, Refunding Indigo Series 2016,
4.125%, 5/01/31
5/27 at 100.00 N/R   318,919
995 Beaumont Communit Development District 1, City of Wildwood,
Florida, Special Assessment Bonds, Series 2019 A-1, 5.625%,
11/01/49, 144A
11/29 at 100.00 N/R   997,378
240 Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue
Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30, 144A
7/25 at 100.00 N/R   168,062
3,225 Capital Trust Agency, Florida, Educational Facilities Lease Revenue
Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/40,
144A
7/26 at 100.00 N/R   2,961,679
255 Capital Trust Agency, Florida, Educational Facilities Lease Revenue
Bonds, South Tech Schools Project, Series 2020A, 5.000%, 6/15/55,
144A
6/27 at 100.00 N/R   216,266

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
312
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 900 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Imagine School at North Manatee, Series 2021A, 5.000%, 6/01/56,
144A
6/31 at 100.00 N/R   $ 756,423
1,000 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds,
Pineapple Cove Classical Academy, Series 2019A, 5.250%, 7/01/49,
144A
1/29 at 100.00 N/R   928,760
100 Capital Trust Agency, Florida, Educational Facilities Revenue Bonds, The
Florida Charter Educational Foundation, Inc. Projects, Series 2018A,
5.375%, 6/15/48, 144A
6/28 at 100.00 N/R   91,801
50 Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood
School Inc, Series 2018, 6.100%, 8/15/38, 144A
8/28 at 100.00 N/R   50,518
Capital Trust Agency, Florida, Revenue Bonds, Babcock
Neighborhood School Inc, Series 2021:
500 4.000%, 8/15/51, 144A 8/28 at 100.00 N/R   367,710
1,000 4.200%, 8/15/56, 144A 8/28 at 100.00 N/R   737,130
500 4.250%, 8/15/61, 144A 8/28 at 100.00 N/R   361,180
1,892 Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton
Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A
(4)
6/28 at 100.00 N/R   245,986
100 Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter
School Project, Series 2017A, 4.375%, 6/15/27, 144A
No Opt. Call N/R   98,172
500 Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter
School Project, Series 2019A, 5.000%, 6/15/39, 144A
6/26 at 100.00 N/R   466,770
1,000 Capital Trust Agency, Florida, Revenue Bonds, St. Johns Classical
Academy, Refunding Series 2021A, 4.000%, 6/15/56, 144A
6/30 at 100.00 N/R   707,380
100 Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School
Project, Series 2017A, 5.000%, 10/15/47, 144A
10/27 at 100.00 Ba1   91,056
100 Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School
Project, Series 2019A, 5.000%, 10/15/39, 144A
10/27 at 100.00 Ba1   95,660
250 Centre Lake Community Development District, Miami Lakes, Florida,
Special Assessment Bonds, Series 2021, 4.000%, 5/01/52, 144A
5/31 at 100.00 N/R   203,980
1,500 Charlotte County Industrial Development Authority, Florida, Utility
System Revenue Bonds, Town & Country Utilities Project, Series 2019,
5.000%, 10/01/49, (AMT), 144A
10/27 at 100.00 N/R   1,461,330
150 Copperspring Community Development District, Pasco County, Florida,
Special Assessment Bonds, Series 2019, 4.000%, 12/15/39
12/29 at 100.00 N/R   130,828
1,000 Downtown Doral Community Development District, Florida, Special
Assessment Bonds, Assessment Area 1, Series 2018A, 5.100%,
5/01/48, 144A
5/28 at 100.00 N/R   960,040
500 Eden Hills Community Development District, Lake Alfred, Florida,
Special Assessment Revenue Bonds, Phase 1 Series 2020, 4.125%,
5/01/51
5/30 at 100.00 N/R   414,325
285 Fiddlers Creek Community Development District 2, Collier County,
Florida, Special Assessment Revenue Bonds, Refunding Series 2019,
5.000%, 5/01/35
5/29 at 100.00 N/R   287,651
100 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Florida Charter Foundation Inc. Projects, Series
2016A, 4.750%, 7/15/36, 144A
7/26 at 100.00 N/R   95,070
1,250 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Mater Academy Projects, Series 2020A, 5.000%,
6/15/40
6/27 at 100.00 BBB   1,239,000

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 100 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, Renaissance Charter School, Inc. Projects, Series
2020C, 5.000%, 9/15/40, 144A
9/27 at 100.00 N/R   $ 87,022
500 Florida Development Finance Corporation, Educational Facilities
Revenue Bonds, River City Science Academy Projects, Series 2021A,
4.000%, 7/01/55
7/28 at 100.00 Baa3   403,085
1,510 Florida Development Finance Corporation, Florida, Solid Waste
Disposal Revenue Bonds, Waste Pro USA, Inc. Project, Series 2019,
5.000%, 5/01/29, (AMT), 144A
5/23 at 104.00 N/R   1,404,164
14,320 Florida Development Finance Corporation, Florida, Surface
Transportation Facility Revenue Bonds, Brightline Passenger Rail
Project, Green Series 2019B, 7.375%, 1/01/49, (AMT), 144A
1/24 at 107.00 N/R   13,232,110
Florida Development Finance Corporation, Florida,
Surface Transportation Facility Revenue Bonds, Virgin
Trains USA Passenger Rail Project, Series 2019A:
1,150 6.250%, 1/01/49, (AMT), (Mandatory Put 1/01/24), 144A 5/23 at 101.00 N/R   1,138,626
11,350 6.375%, 1/01/49, (AMT), (Mandatory Put 1/01/26), 144A 5/23 at 102.00 N/R   10,728,928
3,120 6.500%, 1/01/49, (AMT), (Mandatory Put 1/01/29), 144A 5/23 at 102.00 N/R   2,908,714
Florida Development Finance Corporation, Healthcare
Facilties Revenue Bonds, Lakeland Regional Health
Systems, Series 2021:
550 4.000%, 11/15/35 11/31 at 100.00 A2   559,509
1,000 4.000%, 11/15/37 11/31 at 100.00 A2   1,002,250
2,360 4.000%, 11/15/38 11/31 at 100.00 A2   2,358,112
2,750 Florida Development Finance Corporation, Revenue Bonds, Brightline
Florida Passenger Rail Expansion Project, Series 2023A, 7.500%,
7/01/57, (AMT), (Mandatory Put 8/15/24)
5/23 at 100.00 N/R   2,715,845
28,360 Florida Development Finance Corporation, Revenue Bonds, Brightline
Passenger Rail Expansion Project, Series 2022A, 7.250%, 7/01/57,
(AMT), (Mandatory Put 10/03/23), 144A
5/23 at 103.00 N/R   28,584,611
3,500 Greater Orlando Aviation Authority, Florida, Special Purpose Airport
Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013,
5.000%, 11/15/36, (AMT)
5/23 at 100.00 N/R   3,501,820
500 Hidden Creek Community Development District, Florida, Capital
Improvement Revenue Bonds, Assessment Area 3, Series 2019A-1,
5.250%, 11/01/39, 144A
11/29 at 100.00 N/R   503,985
1,500 Jacksonville, Florida, Health Care Facilities Revenue Bonds, Brooks
Rehabilitation, Series 2020, 4.000%, 11/01/45
11/29 at 100.00 A-   1,395,495
2,000 Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A,
5.250%, 10/01/42
10/27 at 100.00 AA-   2,162,480
140 Lakewood Ranch Stewardship District, Florida, Special Assessment
Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%,
5/01/36
5/26 at 100.00 N/R   140,734
1,000 Magic Place Community Development District, Osceola County,
Florida, Special Assessment Revenue Bonds, Series 2019, 4.500%,
5/01/51
5/30 at 100.00 N/R   852,040
100 Miami Dade County Industrial Development Authority, Florida,
Educational Facilities Revenue Bonds, South Florida Autism Charter
School Project, Series 2017, 5.875%, 7/01/37, 144A
7/27 at 100.00 N/R   97,035
1,070 Miami-Dade County, Florida, Seaport Revenue Bonds, Refunding Series
2022A, 5.250%, 10/01/52, (AMT), (UB) (6)
10/32 at 100.00 A3   1,140,984
2,845 Miami-Dade County, Florida, Special Obligation Bonds, Subordinate
Series 2009, 0.000%, 10/01/42 - BAM Insured
No Opt. Call A2   1,222,809

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
314
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 145 Mirada Community Development District, Pasco County, Florida, Bond
Anticipation Note, Assessment Area 3, Series 2019, 4.500%, 5/01/24
5/23 at 100.00 N/R   $ 145,013
1,500 Mirada II Community Development District, Florida, Capital
Improvement Revenue Bonds, Series 2021, 4.000%, 5/01/51
5/31 at 100.00 N/R   1,168,470
Miramar, Florida, Special Obligation Revenue Bonds,
Taxable Refunding Series 2021:
3,255 2.343%, 10/01/33 10/31 at 100.00 AA-   2,612,658
1,765 2.443%, 10/01/34 10/31 at 100.00 AA-   1,404,728
2,395 2.543%, 10/01/35 10/31 at 100.00 AA-   1,890,517
2,590 2.743%, 10/01/37 10/31 at 100.00 AA-   2,012,301
1,000 2.793%, 10/01/38 10/31 at 100.00 AA-   766,310
160 North Park Isle Community Development District, Plant City, Florida,
Special Assessment Revenue Bonds, Assessment Area 1, Series 2019,
4.500%, 5/01/40
5/29 at 100.00 N/R   146,898
1,000 Northern Palm Beach County Improvement District, Florida, Water
Control and Improvement Bonds, Development Unit 53, Series 2021,
4.000%, 8/01/51
8/31 at 100.00 N/R   781,950
100 Pinellas County Industrial Development Authority, Florida, Industrial
Development Revenue Bonds, Drs. Kiran & Pallavi Patel 2017
Foundation for Global Understanding, Inc., Project, Series 2019,
5.000%, 7/01/29
No Opt. Call N/R   102,377
420 Reunion East Community Development District, Osceola County,
Florida, Special Assessment Bonds, Series 2021, 2.850%, 5/01/31
No Opt. Call N/R   362,498
165 Rhodine Road North Community Development District, Hillsborough
County, Florida, Special Assessment Bonds, Series 2019, 4.750%,
5/01/50
5/29 at 100.00 N/R   150,261
Sarasota National Community Development District,
Florida, Special Assessment Bonds, Refunding Series
2020:
995 3.500%, 5/01/31 5/30 at 100.00 N/R   901,221
1,135 4.000%, 5/01/39 5/30 at 100.00 N/R   988,721
500 Sawyers Landing Community Development District, Florida, Special
Assessment Revenue Bonds, Series 2021, 4.250%, 5/01/53, 144A
5/31 at 100.00 N/R   395,045
1,560 Seminole County Industrial Development Authority, Florida, Retirement
Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A,
5.500%, 11/15/49
11/26 at 103.00 N/R   1,283,974
1,145 South Broward Hospital District, Florida, Hospital Revenue Bonds,
South Broward Hospital District Obligated Group, Refunding Series
2016A, 4.000%, 5/01/44
5/26 at 100.00 Aa3   1,126,646
500 Spencer Creek Community Development District, Hillsborough County,
Florida, Special Assessment Revenue Bonds, Series 2019, 5.250%,
5/01/49
5/29 at 100.00 N/R   483,710
640 Summer Woods Community Development District, Manatee County,
Florida, Special Assessment Bonds, Area 2 Project 2021, Series 2021,
4.000%, 5/01/51
5/31 at 100.00 N/R   498,547
245 Summit View Community Development District, Dade City, Florida,
Special Assessment Revenue Bonds, Series 2021B, 5.000%, 5/01/41
No Opt. Call N/R   219,728
6,130 Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H.
Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/45
9/30 at 54.56 A   2,037,183
205 Tampa, Florida, Hospital Revenue Bonds, H. Lee Moffitt Cancer Center
Project, Series 2020B, 4.000%, 7/01/39
7/30 at 100.00 A-   204,116
1,000 Three Rivers Community Development District, Florida, Special
Assessment Revenue Bonds, South Assessment Area Series 2021B,
4.625%, 5/01/36, 144A
9/23 at 100.00 N/R   924,760

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Florida (continued)
$ 500 Towne Park Community Development District, Florida, Special
Assessment Bonds, Area 3B Project, Series 2019, 4.625%, 5/01/50
5/30 at 100.00 N/R   $ 445,395
1,420 Tradition Community Development District 9, Port Saint Lucie, Florida,
Special Assessment Bonds, Series 2021, 3.000%, 5/01/41
5/31 at 100.00 N/R   1,028,421
Triple Creek Community Development District,
Hillsborough County, Florida, Special Assessment
Bonds, Series 2019A:
100 4.625%, 5/01/39 5/29 at 100.00 N/R   94,027
200 4.750%, 5/01/50 5/29 at 100.00 N/R   178,216
90 Villamar Community Development District, Winter Haven, Florida,
Special Assessment Revenue Bonds, Series 2019, 4.625%, 5/01/39
5/29 at 100.00 N/R   84,718
700 Windward Community Development District, Florida, Special
Assessment Bonds, Series 2020A-1, 4.500%, 5/01/51
5/30 at 100.00 N/R   594,706
Total Florida 120,383,434
Georgia - 0.2%
Atlanta Development Authority, Georgia, Senior
Health Care Facilities Revenue Bonds, Georgia Proton
Treatment Center Project, Current Interest Series
2017A-1:
1,500 6.750%, 1/01/35 (4) 1/28 at 100.00 N/R   675,000
500 7.000%, 1/01/40 (4) 1/28 at 100.00 N/R   225,000
1,000 Gainesville and Hall County Hospital Authority, Georgia, Revenue
Anticipation Certificates, Northeast Georgia Health Services Inc.,
Series 2021A, 3.000%, 2/15/51 - BAM Insured
2/31 at 100.00 AA   779,170
200 Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M
Bonds, Series 2019A, 5.000%, 1/01/36
7/28 at 100.00 BBB+   214,142
500 Municipal Electric Authority of Georgia, General Resolution Projects
Subordinated Bonds, Series 20188HH, 5.000%, 1/01/29
1/28 at 100.00 A   545,565
Total Georgia 2,438,877
Guam - 0.5%
1,000 Government of Guam, Business Privilege Tax Bonds, Refunding Series
2015D, 5.000%, 11/15/27
11/25 at 100.00 BB   1,028,290
420 Government of Guam, Business Privilege Tax Bonds, Refunding Series
2021F. Forward Delivery, 4.000%, 1/01/42
1/31 at 100.00 Ba1   381,201
1,700 Government of Guam, Hotel Occupancy Tax Revenue Bonds, Refunding
Series 2021A, 5.000%, 11/01/35
5/31 at 100.00 Ba1   1,811,826
Guam A.B. Won Pat  International Airport Authority,
Revenue Bonds, Series 2021A:
610 2.699%, 10/01/26 No Opt. Call Baa2   552,928
550 3.189%, 10/01/29 No Opt. Call Baa2   473,831
600 3.339%, 10/01/30 No Opt. Call Baa2   509,412
620 3.489%, 10/01/31 No Opt. Call Baa2   520,279
490 3.839%, 10/01/36 10/31 at 100.00 Baa2   398,757
80 Guam Government, General Obligation Bonds, Series 2019, 5.000%,
11/15/31, (AMT)
5/29 at 100.00 BB-   84,124
Total Guam 5,760,648
Idaho - 0.1%
1,000 Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health
System Project, Series 2018A, 5.000%, 3/01/37
9/28 at 100.00 A3   1,041,710
Total Idaho 1,041,710

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
316
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois - 6.0%
$ 500 Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1,
Refunding Series 2019, 5.250%, 3/01/41
3/28 at 100.00 N/R   $ 462,390
1,000 Chicago Board of Education, Illinois, Dedicated Capital Improvement
Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46
4/27 at 100.00 A   1,052,380
Chicago Board of Education, Illinois, Dedicated Capital
Improvement Tax Revenue Bonds, Series 2023:
1,250 5.250%, 4/01/33 No Opt. Call A   1,394,000
1,250 5.250%, 4/01/40 4/33 at 100.00 A   1,330,600
1,725 5.500%, 4/01/43 4/33 at 100.00 A   1,856,824
1,335 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/35
12/24 at 100.00 BB+   1,349,885
Chicago Board of Education, Illinois, General Obligation
Bonds, Dedicated Revenues, Refunding Series 2012B:
1,000 5.000%, 12/01/34 5/23 at 100.00 Ba2   994,690
1,000 4.000%, 12/01/35 5/23 at 100.00 Ba2   938,830
1,000 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Refunding Series 2017G, 5.000%, 12/01/34
12/27 at 100.00 BB+   1,029,840
2,000 Chicago Board of Education, Illinois, General Obligation Bonds,
Dedicated Revenues, Series 2021A, 5.000%, 12/01/34
12/30 at 100.00 BB+   2,084,940
780 Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds,
Second Lien Series 2020A, 5.000%, 12/01/55
12/29 at 100.00 A+   809,804
12,500 Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds,
Series 2014, 5.250%, 12/01/49
12/24 at 100.00 AA   12,639,375
1,000 Chicago, Illinois, General Airport Revenue Bonds, O'Hare International
Airport, Senior Lien Series 2016G, 5.000%, 1/01/52
1/27 at 100.00 A+   1,013,610
2,000 Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A,
5.000%, 1/01/30
No Opt. Call BBB   2,134,080
1,000 Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second
Lien Series 2014A, 5.000%, 1/01/31
1/24 at 100.00 A3   1,008,170
Cook County, Illinois, Sales Tax Revenue Bonds, Series
2021A:
2,600 4.000%, 11/15/39 11/30 at 100.00 AA-   2,621,580
485 4.000%, 11/15/40 11/30 at 100.00 AA-   486,028
5,000 Illinois Finance Authority Revenue Bonds, OSF Healthcare System,
Series 2018A, 4.125%, 5/15/47 - BAM Insured
11/28 at 100.00 AA   4,857,400
485 Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic
Charter Schools Belmont School Project, Series 2015A, 5.750%,
12/01/35, 144A
12/25 at 100.00 N/R   498,037
1,025 Illinois Finance Authority, Health Services Facility Lease Revenue Bonds,
Provident Group - UIC Surgery Center, LLC - University of Illinois
Health Services Facility Project, Series 2020, 4.000%, 10/01/50
10/30 at 100.00 BBB+   868,298
250 Illinois Finance Authority, Revenue Bonds, Acero Charter Schools, Inc.,
Series 2021, 4.000%, 10/01/42, 144A
10/31 at 100.00 BB+   189,905
260 Illinois Finance Authority, Revenue Bonds, Dominican University,
Refunding Series 2022, 5.000%, 3/01/34
9/32 at 100.00 BBB-   271,924
1,075 Illinois Finance Authority, Revenue Bonds, Lutheran Home and Services,
Series 2019A, 5.000%, 11/01/49
11/26 at 103.00 N/R   863,010
815 Illinois Finance Authority, Revenue Bonds, Northshore - Edward-
Elmhurst Health Credit Group, Series 2022A, 5.000%, 8/15/47
8/32 at 100.00 AA-   864,601
Illinois Finance Authority, Revenue Bonds, University of
Chicago, Refunding Series 2015A:
25 5.000%, 10/01/46, (UB) (6) 10/25 at 100.00 AA-   26,066

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Illinois (continued)
$ 225 5.000%, 10/01/46, (Pre-refunded 10/01/25), (UB) (6) 10/25 at 100.00 N/R  (9) $ 238,637
4,400 Illinois State, General Obligation Bonds, Build America Taxable Bonds,
Series 2010-4, 7.100%, 7/01/35
No Opt. Call Baa1   4,841,584
5,752 Illinois State, General Obligation Bonds, Build America Taxable Bonds,
Series 2010-5, 7.350%, 7/01/35
No Opt. Call Baa1   6,320,617
2,500 Illinois State, General Obligation Bonds, May Series 2014, 5.000%,
5/01/32
5/24 at 100.00 Baa1   2,534,875
5,000 Illinois State, General Obligation Bonds, Taxable Build America Bonds,
Series 2010-3, 6.725%, 4/01/35
No Opt. Call Baa1   5,337,050
Metropolitan Pier and Exposition Authority, Illinois,
McCormick Place Expansion Project Bonds, Refunding
Series 2022A:
1,710 0.000%, 12/15/35 12/31 at 90.33 BBB   976,205
1,800 0.000%, 6/15/39 12/31 at 81.66 BBB   823,572
2,000 0.000%, 6/15/40 12/31 at 79.15 BBB   860,240
1,885 0.000%, 12/15/40 12/31 at 78.00 BBB   791,135
730 0.000%, 12/15/41 12/31 at 75.58 BBB   288,240
1,500 Metropolitan Pier and Exposition Authority, Illinois, McCormick Place
Expansion Project Bonds, Series 2015A, 0.000%, 12/15/52 - BAM
Insured
No Opt. Call AA   356,460
2,500 Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds,
McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/37 -
NPFG Insured
No Opt. Call Baa2   1,340,800
430 Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station
Redevelopment Project, Senior Lien Series 2019, 5.000%, 1/01/39
1/26 at 100.00 N/R   393,514
Total Illinois 66,749,196
Indiana - 1.6%
6,750 Fort Wayne, Indiana Economic Development, Solid Waste Facility
Revenue Bonds, Do Good Foods LLC Fort Wayne, Series 2022A-1,
9.000%, 12/01/44, (AMT), 144A
12/29 at 105.00 N/R   6,678,855
1,420 Gary Local Public Improvement Bond Bank, Indiana, Economic
Development Revenue Bonds, Drexel Foundation for Educational
Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A
6/30 at 100.00 N/R   1,227,022
1,000 Indiana Finance Authority, Educational Facilities Revenue Bonds,
Valparaiso University Project, Series 2014, 5.000%, 10/01/39
10/24 at 100.00 Baa2   1,009,480
110 Indiana Finance Authority, Environmental Improvement Revenue
Bonds, United States Steel Corporation Project, Series 2012, 5.750%,
8/01/42, (AMT)
5/23 at 100.00 B1   110,085
1,000 Indiana Finance Authority, Environmental Improvement Revenue
Bonds, United States Steel Corporation Project, Series 2020, 6.750%,
5/01/39, (AMT)
11/30 at 100.00 B1   1,121,890
2,000 Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA
Authority Project, Series 2014A, 5.000%, 10/01/40
10/24 at 100.00 A+   2,052,080
1,500 Indianapolis Local Public Improvement Bond Bank, Indiana, Airport
Authority Project Revenue Bonds, Refunding Series 2015I, 5.000%,
1/01/32, (AMT)
1/25 at 100.00 A   1,531,695
4,670 Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products
North America Inc. Project, Series 2015, 4.400%, 11/01/45, (AMT),
(Mandatory Put 6/10/31)
No Opt. Call A2   4,760,084
Total Indiana 18,491,191

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
318
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Iowa - 0.9%
$ 1,000 Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue
Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42
5/23 at 100.00 BB+   $ 953,680
Iowa Finance Authority, Iowa, Midwestern Disaster
Area Revenue Bonds, Iowa Fertilizer Company Project,
Refunding Series 2022:
2,135 5.000%, 12/01/50, (Mandatory Put 12/01/42) 12/29 at 103.00 BBB-   2,116,383
1,975 5.000%, 12/01/50 12/29 at 103.00 BBB-   1,925,743
5,500 PEFA Inc., Public Energy Facilities Authority, Inc., Iowa, Gas Project
Revenue Bonds, Series 2019, 5.000%, 9/01/49, (Mandatory Put
9/01/26)
6/26 at 100.62 A3   5,611,870
Total Iowa 10,607,676
Kansas - 0.3%
Overland Park Development Corporation, Kansas,
Revenue Bonds, Convention Center Hotel, Refunding &
improvement Series 2019:
1,680 5.000%, 3/01/25 No Opt. Call BB-   1,682,470
1,500 5.000%, 3/01/44 3/29 at 100.00 BB-   1,439,025
Total Kansas 3,121,495
Kentucky - 0.7%
60 Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital
Corporation d/b/a King's Daughters Medical Center Project,
Refunding Series 2019, 4.000%, 2/01/35
2/30 at 100.00 BBB+   60,227
1,000 Bell County, Kentucky, Special Assessment Industrial Building Revenue
Bonds, Boone's Ridge Project, Series 2020, 6.000%, 12/01/40
12/30 at 100.00 N/R   884,650
2,175 Carroll County, Kentucky, Environmental Facilities Revenue Bonds,
Kentucky Utilities Company Project, Refunding Series 2006B, 2.125%,
10/01/34, (AMT)
6/31 at 100.00 A   1,747,265
1,000 Kentucky Economic Development Finance Authority, Louisville Arena
Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A,
5.000%, 12/01/45 - AGM Insured
12/27 at 100.00 A1   1,031,460
Kentucky Economic Development Finance Authority,
Revenue Bonds, Next Generation Kentucky Information
Highway Project, Senior Series 2015A:
1,000 5.000%, 7/01/26 7/25 at 100.00 Baa2   1,020,800
1,000 5.000%, 7/01/30 7/25 at 100.00 Baa2   1,019,630
1,000 Kentucky State Property and Buildings Commission, Revenue Bonds,
Project 122, Series 2019A, 4.000%, 11/01/34
11/28 at 100.00 A1   1,035,090
1,000 Newport, Kentucky, Special Obligation Revenue Bonds, Newport
Clifton Project, Series 2020B, 5.500%, 12/01/60
12/30 at 100.00 N/R   811,640
Total Kentucky 7,610,762
Louisiana - 1.3%
2,785 Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue
Bonds, Lake Charles Memorial Hospital, Refunding Series 2019,
5.000%, 12/01/34
12/29 at 100.00 BB   2,709,248
1,000 Lakeshore Villages Master Community Development District, Louisiana,
Special Assessment Revenue Bonds, Series 2021, 4.000%, 6/01/51
6/31 at 100.00 N/R   827,400
265 Louisiana Local Government Environmental Facilities and Community
Development Authority, Louisiana, Revenue Bonds, Saint Martin
Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A
11/28 at 100.00 N/R   247,465
1,150 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln
Preparatory School Project, Series 2021A, 5.250%, 6/01/51, 144A
6/31 at 100.00 N/R   971,750

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Louisiana (continued)
$ 500 Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young
Audiences Charter School, Series 2019A, 5.000%, 4/01/57, 144A
4/27 at 100.00 N/R   $ 422,150
4,000 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2008, 6.100%, 6/01/38, (Mandatory Put 6/01/30), 144A
No Opt. Call BB-   4,303,920
500 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010, 6.350%, 7/01/40, 144A
6/30 at 100.00 BB-   539,220
725 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010A, 6.350%, 10/01/40, 144A
6/30 at 100.00 BB-   781,869
1,000 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2010B, 6.100%, 12/01/40, (Mandatory Put 6/01/30),
144A
No Opt. Call BB-   1,076,010
1,000 Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, L.P.
Project, Series 2011, 5.850%, 8/01/41, (Mandatory Put 6/01/25), 144A
No Opt. Call BB-   1,026,360
1,000 Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil
Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37,
(Mandatory Put 7/01/26)
No Opt. Call BBB-   939,650
780 Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital
Revenue Bonds, North Oaks Health System Project, Refunding Series
2021, 4.000%, 2/01/39
2/31 at 100.00 BBB+   760,648
Total Louisiana 14,605,690
Maryland - 0.4%
2,840 Baltimore, Maryland, Convention Center Hotel Revenue Bonds,
Refunding Series 2017, 5.000%, 9/01/39
9/27 at 100.00 CCC+   2,825,402
200 Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project,
Refunding Series 2022, 4.500%, 6/01/33, 144A
6/31 at 100.00 N/R   196,156
195 Frederick County, Maryland, Special Tax Limited Obligation Bonds,
Jefferson Technology Park Project, Refunding Series 2020A, 5.000%,
7/01/43, 144A
7/30 at 102.00 N/R   190,258
145 Frederick County, Maryland, Tax Increment and Special Tax Limited
Obligation Bonds, Jefferson Technology Park Project, Refunding
Series 2020B, 4.625%, 7/01/43, 144A
7/30 at 102.00 N/R   140,981
500 Maryland Economic Development Corporation, Revenue Bonds,
Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%,
12/01/31 (4)
5/23 at 100.00 N/R   300,000
1,000 Maryland Economic Development Corporation, Revenue Bonds,
Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%,
12/01/31 (4)
5/23 at 100.00 N/R   600,000
Total Maryland 4,252,797
Massachusetts - 1.0%
Massachusetts Development Finance Agency Revenue
Refunding Bonds, NewBridge on the Charles, Inc. Issue,
Series 2017:
165 5.000%, 10/01/47, 144A 4/23 at 105.00 BB+   159,570
1,000 5.000%, 10/01/57, 144A 4/23 at 105.00 BB+   931,810
2,000 Massachusetts Development Finance Agency, Revenue Bonds,
Emmanuel College, Series 2016A, 5.000%, 10/01/43
10/26 at 100.00 Baa2   2,016,360
Massachusetts Development Finance Agency, Revenue
Bonds, Northeastern University, Series 2022:
470 5.000%, 10/01/39 10/32 at 100.00 A1   541,440
2,895 5.000%, 10/01/41 10/32 at 100.00 A1   3,297,752
1,115 5.000%, 10/01/44 10/32 at 100.00 A1   1,256,349

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
320
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Massachusetts (continued)
$ 2,300 Massachusetts State, General Obligation Bonds, Series 2022E, 5.000%,
11/01/47
11/32 at 100.00 AA   $ 2,569,399
Total Massachusetts 10,772,680
Michigan - 1.8%
5,000 Detroit, Wayne County, Michigan, General Obligation Bonds, Financial
Recovery Series 2014B-1, 4.000%, 4/01/44
5/23 at 100.00 N/R   3,697,800
5,000 Great Lakes Water Authority, Michigan, Water Supply System Revenue
Bonds, Series 2022B, 5.500%, 7/01/52
7/32 at 100.00 A2   5,498,150
10,000 Michigan Finance Authority, Hospital Revenue Bonds, Henry Ford
Health System, Refunding Series 2016, 5.000%, 11/15/41
11/26 at 100.00 A   10,207,200
10,645 Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds,
2007 Sold Tobacco Receipts, Series 2020B2-CL2, 0.000%, 6/01/65
12/30 at 18.38 N/R   1,054,494
Total Michigan 20,457,644
Minnesota - 1.2%
1,400 Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos
Leadership Academy Project, Series 2015A, 5.750%, 7/01/46
7/25 at 100.00 N/R   1,223,460
50 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin
Cities International Schools Project, Series 2017A, 5.000%, 12/01/47,
144A
12/27 at 100.00 N/R   46,516
3,000 Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua
Academy Project, Series 2013A, 6.125%, 7/01/48
7/23 at 100.00 BB+   3,003,390
2,000 Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview
Health Services, Series 2015A, 5.000%, 11/15/44
11/25 at 100.00 Baa1   2,034,440
1,135 Moorhead, Minnesota, Educational Facilities Revenue Bonds, The
Concordia College Corporation Project, Series 2016, 5.000%,
12/01/40
12/25 at 100.00 Baa1   1,159,652
30 Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride
Academy Project, Series 2016A, 5.000%, 4/01/46
4/26 at 100.00 N/R   22,233
3,745 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Community School of Excellence,
Series 2023, 5.500%, 3/01/53, 144A
3/33 at 100.00 N/R   3,736,574
250 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Hmong College Prep Academy Project,
Refunding Series 2020A, 5.000%, 9/01/55
9/30 at 100.00 BB+   221,645
1,000 Saint Paul Housing & Redevelopment Authority, Minnesota, Charter
School Lease Revenue Bonds, Math & Science Academy Charter
School Project, Series 2021A, 3.000%, 6/01/31, 144A
6/29 at 102.00 N/R   834,450
840 Saint Paul Housing and Redevelopment Authority, Minnesota, Health
Care Revenue Bonds, Fairview Health Services, Series 2017A, 5.000%,
11/15/47
11/27 at 100.00 Baa1   859,874
Total Minnesota 13,142,234
Mississippi - 0.2%
1,000 Mississippi Business Finance Corporation, Gulf Opportunity Zone
Revenue Bonds, King Edward Mixed-Use Project, Refunding Series
2019A, 4.250%, 10/15/49, (Mandatory Put 10/15/39), 144A (4)
10/26 at 100.00 N/R   736,630
1,000 Mississippi State, Gaming Tax Revenue Bonds, Series 2015E, 5.000%,
10/15/35
10/25 at 100.00 A-   1,037,710
Total Mississippi 1,774,340

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Missouri - 0.9%
$ 1,075 Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams
Farm Project, Special Districts Refunding & Improvement Series
2015A, 5.250%, 6/01/39
6/24 at 100.00 N/R   $ 1,058,585
Cape Girardeau County Industrial Development
Authority, Missouri, Health Facilities Revenue Bonds,
Southeasthealth, Series 2021:
100 4.000%, 3/01/41 3/31 at 100.00 BB-   86,736
85 4.000%, 3/01/46 3/31 at 100.00 BB-   71,352
3,000 Missouri Health and Educational Facilities Authority, Health Facilities
Revenue Bonds, Mercy Health, Series 2014F, 4.000%, 11/15/45
11/24 at 100.00 A+   2,867,610
810 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2016D, 3.400%, 11/01/46
11/25 at 100.00 AA+   805,372
1,023 Missouri Housing Development Commission, Single Family Mortgage
Revenue Bonds, First Place Homeownership Loan Program, Series
2017C, 3.300%, 12/01/47
2/27 at 100.00 AA+   1,012,467
3,625 Saint Louis Municipal Finance Corporation, Missouri, Leasehold
Revenue Bonds, Convention Center, Expansion & Improvement
Projects Series 2020, 5.000%, 10/01/45 - AGM Insured
10/30 at 100.00 A1   3,848,699
Total Missouri 9,750,821
Nevada - 0.4%
2,000 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels
LLC Project, Green Series 2020, 6.750%, 2/15/38, 144A
2/31 at 100.00 N/R   1,737,740
Director of Nevada State Department of Business &
Industry, Environmental Improvement Revenue Bonds,
Fulcrum Sierra BioFuels LLC Project, Series 2017:
189 5.875%, 12/15/27, (AMT), 144A No Opt. Call N/R   192,944
165 6.250%, 12/15/37, (AMT), 144A 12/27 at 100.00 N/R   147,876
1,000 Director of Nevada State Department of Business & Industry,
Environmental Improvement Revenue Bonds, Fulcrum Sierra
Holdings LLC, Green Series 2019, 5.750%, 2/15/38, (AMT), 144A
8/29 at 100.00 N/R   791,590
225 Director of the State of Nevada Department of Business and Industry,
Charter School Lease Revenue Bonds, Somerset Academy, Series
2018A, 5.000%, 12/15/38, 144A
12/25 at 100.00 BB   214,733
Las Vegas, Nevada, Local Improvement Bonds, Special
Improvement District 814 Summerlin Village 21& 24A,
Series 2019:
175 4.000%, 6/01/39 6/29 at 100.00 N/R   157,920
715 4.000%, 6/01/49 6/29 at 100.00 N/R   603,110
100 Neveda State Director of the Department of Business and Industry,
Charter School Revenue Bonds, Doral Academy of Nevada, Series
2017A, 5.000%, 7/15/47, 144A
7/25 at 100.00 BBB-   92,830
805 North Las Vegas, Nevada, Local Improvement Bonds, Special
Improvement District 64 Valley Vista, Series 2019, 4.625%, 6/01/49
12/28 at 100.00 N/R   735,955
25 Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement
District 1 Legends at Sparks Marina, Refunding Senior Series 2019A,
2.500%, 6/15/24, 144A
No Opt. Call Ba1   24,414
Total Nevada 4,699,112
New Hampshire - 0.1%
1,000 National Finance Authority, New Hampshire, Resource Recovery
Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%,
11/01/42, (AMT), 144A
7/23 at 100.00 B   866,210

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
322
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New Hampshire (continued)
$ 865 National Finance Authority, New Hampshire, Resource Recovery
Revenue Bonds, Covanta Project, Refunding Series 2020A, 3.625%,
7/01/43, (Mandatory Put 7/02/40), 144A
7/25 at 100.00 B   $ 649,909
50 New Hampshire Health and Education Facilities Authority, Revenue
Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A,
5.000%, 8/01/34
2/28 at 100.00 A   53,542
Total New Hampshire 1,569,661
New Jersey - 0.8%
735 Delaware River Port Authority, New Jersey and Pennsylvania, Revenue
Bonds, Series 2018A, 5.000%, 1/01/40
1/29 at 100.00 A+   795,968
New Jersey Economic Development Authority, Revenue
Bonds, Motor Vehicle Surcharge, Refunding Subordinate
Series 2017A:
445 3.125%, 7/01/29 7/27 at 100.00 BB+   430,342
750 3.375%, 7/01/30 7/27 at 100.00 BB+   732,787
2,035 New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Saint Joseph's Healthcare System Obligated Group Issue, Refunding
Series 2016, 4.000%, 7/01/48
7/26 at 100.00 BBB-   1,667,825
4,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2014AA, 5.000%, 6/15/38
6/24 at 100.00 BBB+   4,046,200
1,000 New Jersey Transportation Trust Fund Authority, Transportation System
Bonds, Series 2019BB, 5.000%, 6/15/50
12/28 at 100.00 BBB+   1,036,130
Total New Jersey 8,709,252
New Mexico - 0.1%
1,000 Winrock Town Center Tax Increment Development District 1,
Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds,
Subordinate Lien Series 2020, 8.000%, 5/01/40, 144A
11/23 at 103.00 N/R   897,560
Total New Mexico 897,560
New York - 9.4%
325 Build New York City Resource Corporation, New York, Revenue Bonds,
New World Preparatory Charter School Project, Series 2021A, 4.000%,
6/15/31
No Opt. Call N/R   305,428
1,060 Build NYC Resource Corporation, New York, Revenue Bonds, Albert
Einstein College of Medicine, Inc, Series 2023, 7.250%, 6/01/55, 144A
12/30 at 100.00 N/R   1,064,781
3,445 Build NYC Resource Corporation, New York, Revenue Bonds, Family Life
Academy Charter School, Series 2020A-1, 5.250%, 6/01/40, 144A
12/30 at 100.00 N/R   2,917,949
Build NYC Resource Corporation, New York, Revenue
Bonds, Family Life Academy Charter School, Series
2020C-1:
1,000 5.000%, 6/01/40, 144A 12/30 at 100.00 N/R   821,870
3,490 5.000%, 6/01/55, 144A 12/30 at 100.00 N/R   2,543,023
1,000 Build Resource Corporation, New York, Revenue Bonds, Shefa School,
Series 2021A, 5.000%, 6/15/51, 144A
6/31 at 100.00 N/R   898,410
2,485 Dormitory Authority of the State of New York, Revenue Bonds, State
University Dormitory Facilities, Taxable Series 2021A, 2.384%, 7/01/31
No Opt. Call A+   2,099,900
430 Hempstead Town Local Development Corporation, New York,
Education Revenue Bonds, The Academy Charter School Project,
Refunding Series 2020B, 4.760%, 2/01/27
No Opt. Call N/R   416,967
Hempstead Town Local Development Corporation, New
York, Education Revenue Bonds, The Academy Charter
School Project, Series 2021A:
2,000 4.450%, 2/01/41 2/30 at 100.00 A2   1,583,280

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 1,000 4.600%, 2/01/51 2/30 at 100.00 A2   $ 744,600
10,420 Long Island Power Authority, New York, Electric System General
Revenue Bonds, Series 2022C, 4.420%, 9/01/28, (Mandatory Put
9/01/25) (SIFMA reference rate + 0.450% spread) (8)
3/25 at 100.00 A   10,457,304
1,450 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Green Climate Bond Certified Series 2019A-2,
5.000%, 11/15/45
11/28 at 100.00 BBB+   1,495,182
7,500 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Green Climate Bond Certified Series 2020A-1,
5.000%, 11/15/48
5/30 at 100.00 BBB+   7,747,650
1,000 Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Green Climate Bond Certified Series 2020C-1,
5.000%, 11/15/50
5/30 at 100.00 BBB+   1,031,330
Metropolitan Transportation Authority, New York,
Transportation Revenue Bonds, Green Climate Bond
Certified Series 2020D-1:
4,810 5.000%, 11/15/44 11/30 at 100.00 BBB+   5,010,866
5,500 5.000%, 11/15/45 11/30 at 100.00 BBB+   5,719,285
400 Monroe County Industrial Development Corporation, New York,
Revenue Bonds, Saint Ann's Community Project, Series 2019, 5.000%,
1/01/50
1/26 at 103.00 N/R   304,996
600 New York City Industrial Development Agency, New York, PILOT
Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium
Project, Refunding Series 2021A, 3.000%, 1/01/35 - AGM Insured
1/31 at 100.00 BBB   555,174
2,400 New York City Municipal Water Finance Authority, New York, Water and
Sewer System Second General Resolution Revenue Bonds, Fiscal
2020 Series GG-1, 5.000%, 6/15/50
6/30 at 100.00 AA+   2,589,552
2,000 New York City Transitional Finance Authority, New York, Building Aid
Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43
1/26 at 100.00 AA   2,078,740
4,000 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal 2022 Subseries F-1, 5.000%,
2/01/47
2/32 at 100.00 Aa1   4,370,560
New York City Transitional Finance Authority, New York,
Future Tax Secured Bonds, Subordinate Fiscal 2023
Series A-1:
3,215 5.250%, 8/01/42 8/32 at 100.00 Aa1   3,648,382
5,360 5.000%, 8/01/43 8/32 at 100.00 Aa1   5,949,064
3,470 5.000%, 8/01/44 8/32 at 100.00 Aa1   3,836,016
2,065 New York City Transitional Finance Authority, New York, Future Tax
Secured Bonds, Subordinate Fiscal Series 2023F-1, 5.000%, 2/01/45
2/33 at 100.00 Aa1   2,284,860
1,000 New York City Trust for Cultural Resources, New York, Revenue Bonds,
Lincoln Center for the Performing Arts, Series 2020A, 4.000%,
12/01/34
12/30 at 100.00 A3   1,048,680
1,120 New York City, New York, General Obligation Bonds, Fiscal 2021 Series
E, 1.623%, 8/01/28
No Opt. Call AA   973,224
545 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, 7 World Trade Center Project, Refunding Green Series 2022A-
CL2, 3.500%, 9/15/52
3/30 at 100.00 A2   430,910
3,635 New York Liberty Development Corporation, New York, Liberty Revenue
Bonds, Secured by Port Authority Consolidated Bonds, Refunding
Series 1WTC-2021, 2.750%, 2/15/44 - BAM Insured
2/30 at 100.00 AA   2,722,833
5,085 New York State Thruway Authority, State Personal Income Tax Revenue
Bonds, Bidding Group 1 Series 2022A, 5.000%, 3/15/41
9/32 at 100.00 AA+   5,714,777

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
324
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
New York (continued)
$ 2,500 New York State Thruway Authority, State Personal Income Tax Revenue
Bonds, Climate Certified Green Series 2022C, 5.000%, 3/15/53
9/32 at 100.00 AA+   $ 2,727,450
3,500 New York State Urban Development Corporation, State Personal
Income Tax Revenue Bonds, General Purpose, Series 2022A, 5.000%,
3/15/45
9/32 at 100.00 Aa1   3,837,365
180 New York Transportation Development Corporation, New York, Facility
Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%,
10/31/41, (AMT)
10/31 at 100.00 BBB-   163,202
1,000 New York Transportation Development Corporation, New York, Special
Facilities Bonds, LaGuardia Airport Terminal B Redevelopment
Project, Series 2016A, 5.250%, 1/01/50, (AMT)
7/24 at 100.00 Baa2   1,002,920
2,505 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Refunding Series 2016, 5.000%, 8/01/26,
(AMT)
4/23 at 100.00 B-   2,506,678
New York Transportation Development Corporation,
New York, Special Facility Revenue Bonds, American
Airlines, Inc. John F Kennedy International Airport
Project, Series 2020:
970 5.250%, 8/01/31, (AMT) 8/30 at 100.00 B-   1,001,457
555 5.375%, 8/01/36, (AMT) 8/30 at 100.00 B-   568,553
500 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, American Airlines, Inc. John F Kennedy
International Airport Project, Series 2021, 2.250%, 8/01/26, (AMT)
No Opt. Call B   465,450
100 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International
Airport Project, Series 2020A, 4.000%, 12/01/41, (AMT)
12/30 at 100.00 Baa1   92,390
870 New York Transportation Development Corporation, New York, Special
Facility Revenue Bonds, Terminal 4 John F Kennedy International
Airport Project, Series 2020C, 4.000%, 12/01/41
12/30 at 100.00 Baa1   840,803
1,320 New York Transportation Development Corporation, Special Facility
Revenue Bonds, Delta Air Lines, Inc. - LaGuardia Airport Terminals
C&D Redevelopment Project, Series 2020, 4.000%, 10/01/30, (AMT)
No Opt. Call BB+   1,296,148
1,000 Port Authority of New York and New Jersey, Consolidated Revenue
Bonds, Two Hundred Second Series 2017, 5.000%, 10/15/36, (AMT)
4/27 at 100.00 AA-   1,051,570
615 Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco
Settlement Asset-Backed Bonds, Series 2021B-2, 0.000%, 6/01/66
6/31 at 27.72 N/R   69,095
3,965 Syracuse Industrial Development Authority, New York, PILOT Revenue
Bonds, Carousel Center Project, Taxable Series 2007B, 5.693%,
1/01/28 - SYNCORA GTY Insured, 144A
No Opt. Call C   3,779,359
3,515 Triborough Bridge and Tunnel Authority, New York, General Revenue
Bonds, MTA Bridges & Tunnels, Series 2020A, 5.000%, 11/15/49
11/30 at 100.00 AA-   3,774,653
1,000 TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006,
5.000%, 6/01/48
6/27 at 100.00 N/R   919,480
160 Yonkers Economic Development Corporation, New York, Educational
Revenue Bonds, Lamartine/Warburton LLC-Charter School of
Educational Excellence Project, Series 2019A, 5.000%, 10/15/39
10/29 at 100.00 N/R   149,733
Total New York 105,611,899
North Carolina - 0.6%
2,500 North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke
University Project, Refunding Series 2016B, 5.000%, 7/01/42
10/26 at 100.00 AA+   2,696,125

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
North Carolina (continued)
$ 365 North Carolina Medical Care Commission, Retirement Facilities First
Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2021,
4.000%, 9/01/46
9/28 at 103.00 BBB-   $ 293,391
North Carolina Turnpike Authority, Triangle Expressway
System Revenue Bonds, Refunding Series 2018:
1,000 5.000%, 1/01/32 - AGM Insured 1/29 at 100.00 BBB   1,114,090
1,000 5.000%, 1/01/33 - AGM Insured 1/29 at 100.00 BBB   1,106,720
1,305 5.000%, 1/01/34 - AGM Insured 1/29 at 100.00 BBB   1,434,534
Total North Carolina 6,644,860
Ohio - 2.0%
5,255 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Capital Appreciation Series 2020B-3 Class 2, 0.000%, 6/01/57
6/30 at 22.36 N/R   629,392
5,500 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien
Series 2020B-2 Class 2, 5.000%, 6/01/55
6/30 at 100.00 N/R   4,987,345
680 Butler County, Ohio,  Hospital Facilities Revenue Bonds, UC Health,
Refunding Series 2017, 4.000%, 11/15/23
No Opt. Call Baa2   680,707
2,000 Butler County, Ohio,  Hospital Facilities Revenue Bonds, UC Health,
Series 2016, 5.000%, 11/15/45
11/26 at 100.00 Baa2   2,027,120
100 Cleveland, Ohio, General Obligation Bonds, Various Purpose Refunding
Series 2021A, 3.000%, 12/01/35
6/30 at 100.00 Aa3   96,005
1,000 Columbus-Franklin County Finance Authority, Ohio, Tax Increment
Financing Revenue Bonds, Bridge Park D Block Project, Series 2019A-
1, 5.000%, 12/01/51
6/29 at 100.00 N/R   979,010
300 Ohio Air Quality Development Authority, Ohio, Air Quality
Development Revenue Bonds, FirstEnergy Generation Corporation
Project, Series 2009A, 5.700%, 8/01/23
No Opt. Call N/R   375
1,000 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Generation Corporation Project,
Refunding Series 2009D, 3.375%, 8/01/29, (Mandatory Put 9/15/21)
No Opt. Call BBB-   910,140
1,000 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008B, 3.625%, 10/01/33 (4)
No Opt. Call N/R   1,250
3,000 Ohio Air Quality Development Authority, Ohio, Pollution Control
Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding
Series 2008C, 3.950%, 11/01/32 (4)
No Opt. Call N/R   3,750
1,000 Ohio Air Quality Development Authority, Ohio, Revenue Bonds,
American Electric Power Company Project, Refunding Series 2007B,
2.500%, 11/01/42, (AMT), (Mandatory Put 10/01/29)
No Opt. Call Baa2   887,660
1,000 Ohio State, Hospital Revenue Bonds, University Hospitals Health
System, Inc., Fixed Interest Rate Series 2020A, 3.000%, 1/15/45
1/30 at 100.00 A   771,720
3,085 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Generating Corporation Project, Refunding Series 2006A,
3.000%, 5/15/49 (4)
No Opt. Call N/R   3,856
2,765 Ohio Water Development Authority, Pollution Control Revenue Bonds,
FirstEnergy Nuclear Generating Corporation Project, Refunding
Series 2008B, 3.625%, 10/01/33
No Opt. Call N/R   3,456
9,000 Ohio Water Development Authority, Pollution Control Revenue
Refunding Bonds, FirstEnergy Nuclear Generating Corporation
Project, Series 2009A, 4.750%, 6/01/33, (Mandatory Put 6/01/22)
No Opt. Call BBB-   8,725,410
1,000 Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle
Project, Series 2020A, 7.000%, 12/01/42, (AMT), 144A
12/27 at 103.00 N/R   801,500

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
326
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Ohio (continued)
$ 1,000 Southern Ohio Port Authority, Ohio, Facility Revenue Bonds, Purecycle
Project, Series 2020B, 10.000%, 12/01/27, (AMT), 144A
12/26 at 105.00 N/R   $ 934,880
Total Ohio 22,443,576
Oklahoma - 0.2%
2,000 Oklahoma Development Finance Authority, Health System Revenue
Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/57
8/28 at 100.00 BB-   1,916,020
Total Oklahoma 1,916,020
Oregon - 0.2%
415 Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services
Project, Refunding Series 2020A, 5.000%, 10/01/40
10/30 at 100.00 BBB+   428,960
1,235 Port of Portland, Oregon, International Airport Revenue Bonds, Green
Series 2023-29, 5.500%, 7/01/48, (AMT)
7/33 at 100.00 AA-   1,366,145
Total Oregon 1,795,105
Pennsylvania - 3.9%
1,000 Allegheny County Hospital Development Authority, Pennsylvania,
Revenue Bonds, University of Pittsburgh Medical Center, Series
2019A, 4.000%, 7/15/37
7/29 at 100.00 A   997,470
955 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, 615 Waterfront Project, Senior
Series 2021, 6.000%, 5/01/42, 144A
5/31 at 100.00 N/R   973,279
180 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018,
5.000%, 5/01/33, 144A
5/28 at 100.00 Ba3   183,215
175 Allentown Neighborhood Improvement Zone Development Authority,
Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate
Lien, Series 2018, 5.125%, 5/01/32, 144A
5/28 at 100.00 N/R   177,329
2,000 Beaver County Industrial Development Authority, Pennsylvania,
Pollution Control Revenue Refunding Bonds, FirstEnergy Generation
Project, Series 2008B, 3.750%, 10/01/47
4/31 at 100.00 BBB-   1,485,780
1,500 Dauphin County General Authority, Pennsylvania, Revenue Bonds,
Harrisburg University of Science & Technology Project, Series 2020,
6.250%, 10/15/53, 144A
10/28 at 100.00 BB   1,509,690
385 Lehigh County Industrial Development Authority, Pennsylvania, Charter
School Revenue Bonds, Seven Generations Charter School, Series
2021A, 4.000%, 5/01/51
5/30 at 100.00 BB   277,781
3,665 Montgomery County Industrial Development Authority, Pennsylvania,
Facilities Revenue Bonds, Constellation Energy Generation LLC
Project, Refunding Series 2023A, 4.100%, 10/01/53, (Mandatory Put
4/03/28) , (WI/DD, Settling 4/3/23)
No Opt. Call BBB   3,722,944
690 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-1, 10.000%, 12/01/40, 144A
6/30 at 100.00 N/R   619,406
690 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2020A-2, 10.000%, 12/01/40, (AMT), 144A
6/30 at 100.00 N/R   619,406
1,435 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Bonds, KDC Agribusiness Fairless Hills LLC Project,
Series 2021A, 10.000%, 12/01/31
No Opt. Call N/R   1,181,105
1,000 Pennsylvania Economic Development Financing Authority, Exempt
Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project,
Series 2009A, 6.400%, 12/01/38 (4)
9/25 at 100.00 N/R   440,000

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Pennsylvania (continued)
$ 2,965 Pennsylvania Economic Development Financing Authority, Parking
System Revenue Bonds, Capitol Region Parking System, Junior
Guaranteed Series 2013B, 0.000%, 1/01/45 - BAM Insured
No Opt. Call A3   $ 982,126
2,375 Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
Drexel University, Refunding Series 2017, 5.000%, 5/01/33
11/27 at 100.00 A-   2,549,491
Pennsylvania Turnpike Commission, Turnpike Revenue
Bonds, Series 2022B:
40 5.250%, 12/01/41 12/32 at 100.00 A1   44,987
525 5.250%, 12/01/42 12/32 at 100.00 A1   586,063
1,370 5.250%, 12/01/44 12/32 at 100.00 A1   1,525,248
2,060 5.250%, 12/01/47 12/32 at 100.00 A1   2,289,587
5,000 5.250%, 12/01/52 12/32 at 100.00 A1   5,518,350
1,500 Philadelphia Authority for Industrial Development, Pennsylvania, City
Service  Agreement Revenue Bonds, Series 2018, 5.000%, 5/01/38
5/28 at 100.00 A   1,603,275
550 Philadelphia Authority for Industrial Development, Pennsylvania,
Revenue Bonds, Mariana Bracetti Academy Project, Series 2020A,
5.375%, 6/15/50, 144A
12/27 at 100.00 N/R   478,687
Philadelphia Authority for Industrial Development,
Pennsylvania, Revenue Bonds, Mariana Bracetti Academy
Project, Taxable Series 2020B:
465 4.875%, 12/15/35, 144A 12/27 at 100.00 N/R   418,928
500 5.125%, 12/15/44, 144A 12/27 at 100.00 N/R   431,500
1,560 Philadelphia Hospitals and Higher Education Facilities Authority,
Pennsylvania, Hospital Revenue Bonds, Temple University Health
System Obligated Group, Series of 2017, 5.000%, 7/01/32
7/27 at 100.00 Baa3   1,629,077
Philadelphia School District, Pennsylvania, General
Obligation Bonds, Series 2021A:
3,335 4.000%, 9/01/39 - BAM Insured 9/31 at 100.00 A1   3,410,538
2,335 4.000%, 9/01/40 - BAM Insured 9/31 at 100.00 A1   2,366,149
3,335 4.000%, 9/01/41 - BAM Insured 9/31 at 100.00 A1   3,354,176
State Public School Building Authority, Pennsylvania,
College Revenue Bonds, Allegheny County Community
College, Series 2020:
1,215 4.000%, 3/01/35 - BAM Insured 3/30 at 100.00 A3   1,269,225
1,320 4.000%, 3/01/37 - BAM Insured 3/30 at 100.00 A3   1,358,650
1,425 4.000%, 3/01/39 - BAM Insured 3/30 at 100.00 A3   1,460,668
Total Pennsylvania 43,464,130
Puerto Rico - 3.6%
1,133 HTA Claas 6, Puerto Rico Highway and Transportation Authority
Highway Revenue Bonds, Series 2022, 5.250%, 7/01/38
4/23 at 100.00 N/R   1,133,601
1,500 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,
Refunding Senior Lien Series 2021B, 4.000%, 7/01/42, 144A
7/31 at 100.00 N/R   1,274,535
505 Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior
Lien Series 2008A, 6.125%, 7/01/24
No Opt. Call CCC   511,838
3,570 Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally
Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (4)
5/23 at 100.00 D   2,472,225
175 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2007TT, 3.957%, 7/01/27 (4)
5/23 at 100.00 D   125,125
500 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2010AAA, 3.978%, 7/01/24 (4)
5/23 at 100.00 D   357,500
1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2010CCC, 3.990%, 7/01/28 (4)
5/23 at 100.00 D   692,500

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
328
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Puerto Rico (continued)
$ 2,650 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2010XX, 3.978%, 7/01/40 (4)
5/23 at 100.00 D   $ 1,908,000
1,375 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2010ZZ, 3.895%, 7/01/20 (4)
No Opt. Call D   947,031
100 Puerto Rico Electric Power Authority, Power Revenue Bonds, Series
2013A, 4.123%, 7/01/43 (4)
7/23 at 100.00 D   72,750
2,265 Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable
Build America Bond Series 2010EE, 4.044%, 7/01/32 (4)
5/23 at 100.00 D   1,568,512
Puerto Rico Sales Tax Financing Corporation, Sales Tax
Revenue Bonds, Restructured 2018A-1:
1,000 4.550%, 7/01/40 7/28 at 100.00 N/R   937,670
15,000 0.000%, 7/01/51 7/28 at 30.01 N/R   2,919,300
3,500 5.000%, 7/01/58 7/28 at 100.00 N/R   3,304,595
Puerto Rico, General Obligation Bonds, Restructured
Series 2022A-1:
718 5.250%, 7/01/23 No Opt. Call N/R   719,503
430 0.000%, 7/01/24 No Opt. Call N/R   405,024
1,433 5.375%, 7/01/25 No Opt. Call N/R   1,455,846
1,420 5.625%, 7/01/27 No Opt. Call N/R   1,468,644
1,397 5.625%, 7/01/29 No Opt. Call N/R   1,460,546
1,357 5.750%, 7/01/31 No Opt. Call N/R   1,441,616
1,656 0.000%, 7/01/33 7/31 at 89.94 N/R   940,405
1,287 4.000%, 7/01/33 7/31 at 103.00 N/R   1,159,365
1,156 4.000%, 7/01/35 7/31 at 103.00 N/R   1,010,811
6,993 4.000%, 7/01/37 7/31 at 103.00 N/R   5,934,703
1,349 4.000%, 7/01/41 7/31 at 103.00 N/R   1,097,895
1,403 4.000%, 7/01/46 7/31 at 103.00 N/R   1,098,108
9,547 Puerto Rico, General Obligation Bonds, Vintage CW NT Claims Taxable
Series 2022, 0.000%, 11/01/43
No Opt. Call N/R   4,164,705
Total Puerto Rico 40,582,353
South Carolina - 0.7%
450 Hardeeville, South Carolina, Special Assessment Revenue Bonds, East
Argent Improvement District, Series 2021, 3.875%, 5/01/41, 144A
5/29 at 100.00 N/R   328,055
250 Lancaster County, South Carolina, Assessment Revenue Bonds, Walnut
Creek Improvement District, Series 2016A-1, 5.000%, 12/01/31
12/23 at 100.00 N/R   250,178
1,000 South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, Horse Creek Academy Project, Series
2021A, 5.000%, 11/15/55, 144A
11/26 at 100.00 N/R   866,420
1,000 South Carolina Jobs-Economic Development Authority, Educational
Facilities Revenue Bonds, Lowcountry Leadership Charter School
Project, Series 2019A, 5.000%, 12/01/49, 144A
12/29 at 100.00 Baa3   968,470
2,500 South Carolina Jobs-Economic Development Authority, Hospital
Revenue Bonds, McLeod Health Projects, Refunding & Improvement
Series 2018, 5.000%, 11/01/43
5/28 at 100.00 AA-   2,604,225
250 South Carolina Jobs-Economic Development Authority, Retirement
Community Revenue Notes, Kiawah Life Plan Village, Inc. Project,
Series 2021A, 8.750%, 7/01/25
4/23 at 100.00 N/R   267,542
1,250 South Carolina Public Service Authority, Santee Cooper Revenue
Obligations, Refunding & Improvement Series 2015A, 5.000%,
12/01/50
6/25 at 100.00 A-   1,256,062
1,000 South Carolina State Ports Authority, Revenue Bonds, Series 2018,
5.000%, 7/01/29, (AMT)
7/28 at 100.00 A+   1,086,680
Total South Carolina 7,627,632

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Tennessee - 0.2%
$ 2,000 Bristol Industrial Development Board, Tennessee, State Sales Tax
Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B,
0.000%, 12/01/31, 144A
No Opt. Call N/R   $ 1,233,540
1,000 Memphis/Shelby County Economic Development Growth Engine
Industrial Development Board, Tennessee, Tax Increment Revenue
Bonds, Graceland Project, Senior Series 2017A, 5.625%, 1/01/46 (4)
7/27 at 100.00 N/R   621,080
Total Tennessee 1,854,620
Texas - 9.8%
1,000 Abilene Convention Center Hotel Development Corporation, Texas,
Hotel Revenue Bonds, Second-Lien Series 2021B, 5.000%, 10/01/50,
144A
10/31 at 100.00 N/R   837,130
2,500 Argyle Independent School District, Denton County, Texas, General
Obligation Bonds, School Building Series 2022, 5.000%, 8/15/47
8/32 at 100.00 Aaa   2,783,125
1,000 Arlington Higher Education Finance Corporation, Texas, Education
Revenue Bonds, Brooks Academies, Series 2021A, 5.000%, 6/15/51
6/26 at 100.00 N/R   831,730
755 Bexar County, Texas, Venue Project Revenue Bonds, Taxable Refunding
Combined Venue Tax Series 2021, 3.031%, 8/15/41 - AGM Insured
8/31 at 100.00 A-   572,486
1,000 Central Texas Regional Mobility Authority, Revenue Bonds, Refunding
Senior Lien Series 2021D, 4.000%, 1/01/44
7/31 at 100.00 A-   953,190
245 City of Midlothian, Texas, Westside Preserve Public Improvement
District Improvement Area #1 Project, Special Assessment Revenue
Bonds, Series 2022, 4.375%, 9/15/27, 144A
No Opt. Call N/R   239,764
5,405 Community Independent School District, Collin & Hunt Counties, Texas,
School Building Series 2022A, 5.000%, 2/15/52
2/31 at 100.00 AAA   5,869,722
50 Fate, Rockwall County, Texas, Special Assessment Revenue Bonds,
Williamsburg Public Improvement District 1 Phase 2B, 2C & 3A1,
Series 2019, 4.250%, 8/15/49, 144A
8/27 at 100.00 N/R   43,325
100 Hays County, Texas, Special Assessment Revenue Bonds, La Cima Public
Improvement District Major Public Improvement Project, Series 2015,
7.000%, 9/15/45
9/25 at 100.00 N/R   101,109
750 Houston Community College System, Texas, General Obligation Bonds,
Taxable Refunding Limited Tax Series 2021B, 2.259%, 2/15/39
2/31 at 100.00 AA+   535,890
2,000 Houston, Texas, Airport System Special Facilities Revenue Bonds, United
Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1,
5.000%, 7/15/35, (AMT)
7/25 at 100.00 BB-   1,980,660
4,285 Houston, Texas, Airport System Special Facilities Revenue Bonds,
United Airlines, Inc. Airport Improvements Project, Refunding Series
2020C, 5.000%, 7/15/27, (AMT)
No Opt. Call B-   4,311,310
1,525 Houston, Texas, Airport System Special Facilities Revenue Bonds,
United Airlines, Inc. Technical Operations Center Project, Series 2018,
5.000%, 7/15/28, (AMT)
No Opt. Call BB-   1,535,980
2,700 Houston, Texas, Airport System Special Facilities Revenue Bonds, United
Airlines, Inc. Terminal E Project, Refunding Series 2020A, 5.000%,
7/01/27, (AMT)
No Opt. Call B-   2,716,335
Houston, Texas, Combined Utility System Revenue
Bonds, Refunding First Lien Series 2017B:
3,250 5.000%, 11/15/34 11/27 at 100.00 Aa2   3,555,858
4,500 5.000%, 11/15/35 11/27 at 100.00 Aa2   4,890,465
1,000 Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds,
Convention and Entertainment Facilities Department, Refunding
Series 2014, 5.000%, 9/01/32
9/24 at 100.00 A   1,020,450

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
330
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 225 Kyle, Texas, Special Assessment Revenue Bonds, Southwest Kyle Public
Improvement District 1 Improvement Area 1 Project, Series 2019,
4.875%, 9/01/44, 144A
9/29 at 100.00 N/R   $ 212,229
6,875 Lamar Consolidated Independent School District, Fort Bend County,
Texas, General Obligation Bonds, Schoolhouse Series 2023, 5.500%,
2/15/58 - AGM Insured
2/33 at 100.00 Aa3   7,833,375
Love Field Airport Modernization Corporation, Texas,
General Airport Revenue Bonds, Refunding Series 2021:
5,615 4.000%, 11/01/38 - AGM Insured, (AMT) 11/31 at 100.00 A   5,584,847
1,000 4.000%, 11/01/39 - AGM Insured, (AMT) 11/31 at 100.00 A   980,240
375 Lower Colorado River Authority, Texas, Transmission Contract Revenue
Bonds, LCRA Transmission Services Corporation Project, Refunding
Series 2021, 5.000%, 5/15/41
5/30 at 100.00 A   408,113
500 Marble Falls, Burnet County, Texas, Special Assessment Revenue Bonds,
Thunder Rock Public Improvement District Improvement Area 1
Project, Series 2021, 4.125%, 9/01/41, 144A
9/31 at 100.00 N/R   432,245
5,000 Melissa Independent School District, Collin County, Texas, General
Obligation Bonds, Series 2022, 5.000%, 2/01/52
8/32 at 100.00 AAA   5,472,150
Mesquite, Texas, Special Assessment Bonds, Iron Horse
Public Improvement District Project, Series 2019:
500 5.750%, 9/15/39, 144A 9/29 at 100.00 N/R   502,915
500 6.000%, 9/15/49, 144A 9/29 at 100.00 N/R   506,095
1,000 Mission Economic Development Corporation, Texas, Revenue Bonds,
Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31,
(AMT), 144A
4/23 at 104.00 BB-   977,680
270 Mission Economic Development Corporation, Texas, Water Supply
Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series
2015, 7.750%, 1/01/45, (AMT), 144A (4)
1/26 at 102.00 N/R   5,404
35 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-1, 7.500%, 11/15/37
No Opt. Call N/R   27,584
230 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021A-2, 7.500%, 11/15/36
No Opt. Call N/R   191,648
1,019 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Buckingham Senior Living
Community, Inc. Project, Series 2021B, 2.000%, 11/15/61
11/26 at 105.00 N/R   439,017
25 New Hope Cultural Education Facilities Finance Corporation, Texas,
Retirement Facility Revenue Bonds, Legacy Midtown Park Project,
Series 2018A, 5.500%, 7/01/54
7/24 at 103.00 N/R   19,691
New Hope Cultural Education Facilities Finance
Corporation, Texas, Senior Living Revenue Bonds,
Sanctuary LTC LLC Project, Series 2021A-1:
7,735 5.250%, 1/01/42 1/28 at 103.00 N/R   5,933,286
7,360 5.500%, 1/01/57 1/28 at 103.00 N/R   5,339,533
145 New Hope Cultural Education Facilities Finance Corporation, Texas,
Student Housing Revenue Bonds, NCCD - College Station Properties
LLC - Texas A&M University Project,  Series 2015A, 5.000%, 7/01/47
(4)
7/25 at 100.00 Caa2   123,250
Pflugerville Independent School District, Travis and
Williamson Counties, Texas, General Obligation Bonds,
School Building Series 2023A:
1,850 4.000%, 2/15/42 2/33 at 100.00 AA+   1,859,010
2,590 4.000%, 2/15/44 2/33 at 100.00 AA+   2,577,464

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Texas (continued)
$ 3,500 Port Beaumont Industrial Development Authority, Texas, Facility
Revenue Bonds, Jefferson Gulf Coast Energy Project, Series 2021B,
4.100%, 1/01/28, 144A
7/23 at 102.05 N/R   $ 2,826,040
100 Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails
Public Improvement District 2 Phase 1 Project, Series 2019, 4.750%,
9/01/49, 144A
9/29 at 100.00 N/R   91,992
100 Princeton, Texas, Special Assessment Revenue Bonds, Whitewing Trails
Public Improvement District 2 Phase 2-6 Major Improvement Project,
Series 2019, 5.500%, 9/01/39, 144A
9/29 at 100.00 N/R   101,394
6,675 Rockwall Independent School District, Rockwall, Kaufman, and Collin
Counties, Texas, General Obligation Bonds, School Building Series
2022A, 5.000%, 2/15/47
2/31 at 100.00 AAA   7,349,976
1,795 Spring Independent School District, Hardin County, Texas, Unlimited
Tax School Building Bonds, Series 2023, 4.000%, 8/15/52
8/33 at 100.00 AA-   1,758,005
Tarrant County Cultural Education Facilities Finance
Corporation, Texas, Hospital Revenue Bonds, Hendrick
Medical Center, Taxable Series 2021:
450 3.292%, 9/01/40 - AGM Insured 9/30 at 100.00 A1   355,856
350 3.422%, 9/01/50 - AGM Insured 9/30 at 100.00 A1   253,480
Tarrant County Hospital District, Texas, General
Obligation Bonds, Limited Tax Series 2023:
4,030 4.000%, 8/15/43 8/32 at 100.00 AA   3,983,252
2,335 4.250%, 8/15/48 8/32 at 100.00 AA   2,332,151
5,500 5.250%, 8/15/48 8/32 at 100.00 AA   6,177,600
1,500 5.250%, 8/15/53 8/32 at 100.00 AA   1,668,435
3,540 Texas Water Development Board, State Water Implementation Revenue
Fund Bonds, Master Trust Series 2021, 4.000%, 10/15/51
10/31 at 100.00 AAA   3,460,881
6,915 Texas Water Development Board, State Water Implementation Revenue
Fund Bonds, Master Trust Series 2022, 4.800%, 10/15/52
10/32 at 100.00 AAA   7,367,863
Total Texas 109,931,230
Utah - 0.2%
247 Box Elder County, Utah, Solid Waste Disposal Revenue Bonds,
Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39,
(AMT), 144A
12/27 at 100.00 N/R   246,867
985 Utah Charter School Finance Authority, Charter School Revenue Bonds,
Paradigm High School Project, Series 2020A, 5.125%, 7/15/51, 144A
1/25 at 102.00 N/R   762,213
Utah Infrastructure Agency, Telecommunications
Revenue Bonds, Series 2021:
375 4.000%, 10/15/41 4/31 at 100.00 BBB-   307,777
500 3.000%, 10/15/45 4/31 at 100.00 BBB-   316,115
Vineyard Redevelopment Agency, Utah, Tax Increment
Revenue Bonds, Refunding Series 2021:
190 4.000%, 5/01/36 - AGM Insured 5/31 at 100.00 AA   199,131
280 4.000%, 5/01/38 - AGM Insured 5/31 at 100.00 AA   287,115
Total Utah 2,119,218
Virgin Islands - 0.3%
Matching Fund Special Purpose Securitization
Corporation, Virgin Islands, Revenue Bonds, Series
2022A:
1,295 5.000%, 10/01/30 No Opt. Call N/R   1,325,031
1,470 5.000%, 10/01/39 10/32 at 100.00 N/R   1,443,128

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
332
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Virgin Islands (continued)
$ 1,000 West Indian Company Limited, Virgin Islands, Port Facilities Revenue
Bonds, WICO Financing, Series 2022A, 6.125%, 10/01/42, 144A
10/29 at 104.00 N/R   $ 969,150
Total Virgin Islands 3,737,309
Virginia - 0.5%
250 Cherry Hill Community Development Authority, Virginia, Special
Assesment Bonds, Potomac Shores Project, Series 2015, 5.400%,
3/01/45, 144A
3/25 at 100.00 N/R   249,667
800 Virginia Commonwealth Transportation Board, Interstate 81 Corridor
Program Revenue Bonds, Senior Lien Series 2021, 4.000%, 5/15/35
5/31 at 100.00 AA-   853,480
100 Virginia Small Business Finance Authority, Tourism Development
Financing Program Revenue Bonds, Downtown Norfolk and Virginia
Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41,
144A
4/28 at 112.76 N/R   102,846
2,500 Virginia Small Business Financing Authority, Revenue Bonds, 95 Express
Lanes LLC Project, Refunding Senior Lien Series 2022, 5.000%,
12/31/52, (AMT)
12/32 at 100.00 Baa1   2,534,900
1,470 Virginia Small Business Financing Authority, Tourism Development
Financing Program Revenue Bonds, Virginia Beach Oceanfront South
Hotel Project, Taxable Senior Series 2020B-1, 12.000%, 10/01/50,
144A
10/30 at 127.60 N/R   1,706,773
Total Virginia 5,447,666
Washington - 1.4%
1,615 Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series
2018A, 5.000%, 5/01/30, (AMT)
5/27 at 100.00 A1   1,729,051
1,070 Snohomish County Public Utility District 1, Washington, Generation
System Revenue Bonds, Series 2015, 5.000%, 12/01/45
12/25 at 100.00 AA-   1,104,326
530 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project,  Series 2017A,
7.500%, 1/01/32, (AMT), 144A (4),(5)
1/28 at 100.00 N/R   5
245 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project,  Series 2019A,
7.500%, 1/01/32, (AMT), 144A (4),(5)
1/28 at 100.00 N/R   2
150 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Senior Series
2021A, 0.000%, 1/01/33, (AMT), 144A (4),(5),(7)
No Opt. Call N/R   79,541
100 Washington Economic Development Finance Authority, Environmental
Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Taxable Senior
Series 2021B, 0.000%, 1/01/27, 144A (4),(5),(7)
No Opt. Call N/R   53,027
2,145 Washington Health Care Facilities Authority, Revenue Bonds,
Providence Health & Services, Series 2014D, 5.000%, 10/01/41
10/24 at 100.00 A   2,151,928
3,000 Washington Health Care Facilities Authority, Revenue Bonds,
Providence Saint Joseph Health, Refunding Series 2021B, 4.000%,
10/01/42, (Mandatory Put 10/01/30)
No Opt. Call A   3,140,220
2,000 Washington State Convention Center Public Facilities District, Lodging
Tax Revenue Bonds, Refunding Subordinate Series 2021B.  Exchange
Purchase, 3.000%, 7/01/58
7/31 at 100.00 BB+   1,262,080
200 Washington State Housing Finance Commission, Non-Profit Housing
Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%,
7/01/45, (Pre-refunded 7/01/25), 144A
7/25 at 100.00 N/R  (9) 218,040
1,000 Washington State Housing Finance Commission, Nonprofit Revenue
Bonds, Spokane International Academy Project, Series 2021A,
5.000%, 7/01/50, 144A
7/31 at 100.00 Ba2   919,440

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Washington (continued)
$ 4,500 Washington State, General Obligation Bonds, Various Purpose Series
2022A-2, 5.000%, 8/01/40
8/31 at 100.00 AA+   $ 5,071,320
Total Washington 15,728,980
West Virginia - 0.3%
100 Monongalia County Commission, West Virginia, Special District Excise
Tax Revenue Bonds, University Town Centre Economic Opportunity
Development District, Refunding & Improvement Series 2017A,
5.500%, 6/01/37, 144A
6/27 at 100.00 N/R   101,474
975 West Virginia Economic Development Authority, Dock and Wharf
Facilities Revenue Bonds, Empire Trimodal Terminal, LLC Project,
Series 2020, 7.625%, 12/01/40, 144A
12/27 at 103.00 N/R   782,535
1,000 West Virginia Economic Development Authority, Solid Waste Disposal
Facilities Revenue Bonds, Arch Resources Project, Series 2021,
4.125%, 7/01/45, (AMT), (Mandatory Put 7/01/25)
1/25 at 100.00 B2   981,180
1,000 West Virginia Hospital Finance Authority, Hospital Revenue Bonds,
Charleston Area Medical Center, Refunding & Improvement Series
2019A, 5.000%, 9/01/30
9/29 at 100.00 Baa1   1,085,990
Total West Virginia 2,951,179
Wisconsin - 2.5%
2,500 Gillett, Wisconsin, Solid Waste Disposal Revenue Bonds, WI RNG Hub
North LLC Renewable Natural Gas Production Plant Project, Series
2021A, 5.500%, 12/01/32, 144A
12/26 at 100.00 N/R   2,058,225
105 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Corvian Community School Bonds, North Carolina, Series 2019A,
5.000%, 6/15/49, 144A
6/26 at 100.00 N/R   92,974
105 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Corvian Community School, North Carolina, Series 2017A, 4.250%,
6/15/29, 144A
6/24 at 100.00 N/R   100,194
420 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Eno River Academy Project, Series 2020A, 4.000%, 6/15/30, 144A
No Opt. Call Ba1   399,483
150 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Founders Academy of Las Vegas, Series 2020A, 5.000%, 7/01/40,
144A
7/28 at 100.00 BB-   138,092
Public Finance Authority of Wisconsin, Charter School
Revenue Bonds, Freedom Classical Academy Inc., Series
2020A:
100 5.000%, 1/01/42, 144A 1/28 at 100.00 N/R   90,392
230 5.000%, 1/01/56, 144A 1/28 at 100.00 N/R   194,302
250 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Research Triangle High School Project, North Carolina, Series 2015A,
5.625%, 7/01/45, 144A
7/25 at 100.00 N/R   251,672
100 Public Finance Authority of Wisconsin, Charter School Revenue Bonds,
Uwharrie Charter Academy, North Carolina, Series 2017A, 5.500%,
6/15/37, 144A
6/27 at 100.00 N/R   100,399
Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public
Facilities Corporation, First Tier Series 2018A-1:
3 0.000%, 1/01/47, 144A (4) No Opt. Call N/R   65
3 0.000%, 1/01/48, 144A (4) No Opt. Call N/R   54
3 0.000%, 1/01/49, 144A (4) No Opt. Call N/R   51
2 0.000%, 1/01/50, 144A (4) No Opt. Call N/R   46
2 0.000%, 1/01/51, 144A (4) No Opt. Call N/R   43
3 0.000%, 1/01/52, 144A (4) No Opt. Call N/R   52
3 0.000%, 1/01/53, 144A (4) No Opt. Call N/R   49

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
334
Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 3 0.000%, 1/01/54, 144A (4) No Opt. Call N/R   $ 45
3 0.000%, 1/01/55, 144A (4) No Opt. Call N/R   41
3 0.000%, 1/01/56, 144A (4) No Opt. Call N/R   39
160 0.000%, 7/01/56, 144A (4) 3/28 at 100.00 N/R   89,653
3 0.000%, 1/01/57, 144A (4) No Opt. Call N/R   41
3 0.000%, 1/01/58, 144A (4) No Opt. Call N/R   37
3 0.000%, 1/01/59, 144A (4) No Opt. Call N/R   35
3 0.000%, 1/01/60, 144A (4) No Opt. Call N/R   32
3 0.000%, 1/01/61, 144A (4) No Opt. Call N/R   30
3 0.000%, 1/01/62, 144A (4) No Opt. Call N/R   28
3 0.000%, 1/01/63, 144A (4) No Opt. Call N/R   26
3 0.000%, 1/01/64, 144A (4) No Opt. Call N/R   24
3 0.000%, 1/01/65, 144A (4) No Opt. Call N/R   22
3 0.000%, 1/01/66, 144A (4) No Opt. Call N/R   22
35 0.000%, 1/01/67, 144A (4) No Opt. Call N/R   244
200 Public Finance Authority of Wisconsin, Education Revenue Bonds,
Shining Rock Classical Academy, Series 2022A, 6.125%, 6/15/57
6/29 at 101.00 N/R   187,144
750 Public Finance Authority of Wisconsin, Education Revenue Bonds, The
Capitol Encore Academy, Series 2019A, 5.250%, 6/01/39, 144A
6/27 at 102.00 N/R   689,340
1,000 Public Finance Authority of Wisconsin, Education Revenue Bonds, The
Capitol Encore Academy, Series 2021A, 5.000%, 6/01/56, 144A
6/28 at 100.00 N/R   817,590
1,000 Public Finance Authority of Wisconsin, Educational Facility Revenue
Bonds, LEAD Academy Project, Series 2021, 5.000%, 8/01/56, 144A
8/28 at 100.00 N/R   790,890
1,000 Public Finance Authority of Wisconsin, Exempt Facilities Revenue
Bonds, National Gypsum Company Project, Refunding Series 2016,
4.000%, 8/01/35, (AMT)
8/26 at 100.00 N/R   873,470
Public Finance Authority of Wisconsin, Health Care
Facilities Revenue Bonds, Appalachian Regional
Healthcare System Obligated Group, Series 2021A:
185 5.000%, 7/01/38 1/31 at 100.00 BBB   194,476
375 5.000%, 7/01/41 1/31 at 100.00 BBB   390,045
2,000 Public Finance Authority of Wisconsin, Hotel Revenue Bonds, Grand
Hyatt San Antonio Hotel Acquisition Project, Senior Lien Series 2022A,
5.000%, 2/01/52
2/32 at 100.00 BBB-   2,004,400
Public Finance Authority of Wisconsin, Hotel Revenue
Bonds, Grand Hyatt San Antonio Hotel Acquisition
Project, Subordinate Lien Series 2022B:
1,665 5.625%, 2/01/46, 144A 2/32 at 100.00 N/R   1,665,599
2,000 6.000%, 2/01/62, 144A 2/32 at 100.00 N/R   2,028,200
2,000 Public Finance Authority of Wisconsin, Limited Obligation PILOT
Revenue Bonds, American Dream @ Meadowlands Project, Series
2017, 6.750%, 12/01/42, 144A
12/27 at 100.00 N/R   1,745,340
3,750 Public Finance Authority of Wisconsin, Pollution Control Revenue
Bonds, Duke Energy Progress Project, Refunding Series 2022B,
4.000%, 10/01/46, (Mandatory Put 10/01/30)
No Opt. Call A   3,874,875
105 Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf
Coast Zoo, Series 2018A, 6.500%, 9/01/48, 144A
9/28 at 100.00 N/R   68,590
500 Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton
Therapy Center, Senior Series 2018A, 6.950%, 7/01/38, 144A
7/28 at 100.00 N/R   407,610
Public Finance Authority of Wisconsin, Revenue Bonds,
Sky Harbour LLC Obligated Group Aviation Facilities
Project, Series 2021:
1,100 4.000%, 7/01/36, (AMT) 7/28 at 100.00 N/R   940,929
1,750 4.000%, 7/01/41, (AMT) 7/31 at 100.00 N/R   1,376,078

Principal
Amount (000) Description (1)
Optional Call
Provisions (2) Ratings (3) Value
Wisconsin (continued)
$ 200 Public Finance Authority of Wisconsin, Revenue Bonds, Wonderful
Foundations Charter School WFCS Portfolio Projects, Senior Series
2021A-1, 5.000%, 1/01/56, 144A
1/31 at 100.00 N/R   $ 151,294
Public Finance Authority of Wisconsin, Senior Revenue
Bonds, Maryland Proton Treatment Center, Series
2018A-1:
180 6.250%, 1/01/38, 144A 1/28 at 100.00 N/R   110,700
865 6.375%, 1/01/48, 144A 1/28 at 100.00 N/R   531,975
980 Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland
Proton Treatment Center, Series 2018B-2, 0.000%, 1/01/49 (7)
1/28 at 100.00 N/R   602,700
125 Public Finance Authority of Wisconsin, Wisconsin Revenue Note, KDC
Agribusiness LLC Project, Series 2022B, 15.000%, 4/30/23
4/23 at 105.00 N/R   125,000
2,000 Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake
Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A
6/26 at 100.00 BBB-   1,979,520
1,100 Public Finance Authority, Wisconsin, Educational Revenue Bonds,
Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/49, 144A
6/26 at 100.00 N/R   995,797
1,210 Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds,
Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30
5/26 at 100.00 BBB-   1,179,411
31 Public Finance Authority, Wisconsin, Revenue Bonds, Minnesota
College of Osteopathic Medicine, Senior Series 2019A-1, 5.500%,
12/01/48, 144A (4)
12/28 at 100.00 N/R   9,434
220 Wisconsin Health and Educational Facilities Authority, Wisconsin,
Revenue Bonds, Gundersen Health System, Refunding Series 2021A,
3.000%, 10/15/37
10/31 at 100.00 AA-   193,525
Total Wisconsin 27,450,344
Total Municipal Bonds (cost $1,042,024,272) 983,563,304
Principal
Amount (000) Description (1) Coupon Maturity Ratings (3) Value
X 45,171,774 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.0%
X 45,171,774
$ 32,000 United States Treasury Bill 0.000 8/17/23 AA+ $ 31,432,729
14,000 United States Treasury Bill 0.000 8/24/23 AA+ 13,739,045
Total U.S. Government and Agency Obligations (cost $45,132,598) 45,171,774
Shares Description (1) Value
X 25,356,091 COMMON STOCKS - 2.3%
X 25,356,091
Independent Power and Renewable Electricity Producers - 2.3%
329,146 Energy Harbor Corp (10),(11) $ 25,356,091
Total Independent Power and Renewable Electricity Producers 25,356,091
Total Common Stocks (cost $7,119,140) 25,356,091
Principal
Amount (000) Description (1) Coupon Maturity Ratings (3) Value
2,432,756 CORPORATE BONDS - 0.2%
X 2,432,756
Health Care Providers & Services - 0.1%
$ 2,000 Toledo Hospital/The 6.015% 11/15/48 BB $ 1,350,000
Total Health Care Providers & Services 1,350,000
Independent Power And Renewable Electricity Producers - 0.0%
1,448 Talen Energy Corp 0.000% 8/31/23 N/R 448,007
Total Independent Power And Renewable Electricity Producers 448,007

Nuveen Strategic Municipal Opportunities Fund
(continued)
Portfolio of Investments
March 31, 2023
336
Principal
Amount (000) Description (1) Coupon Maturity Ratings (3) Value
Machinery - 0.0%
$ 140 Columbia Pulp I LLC (5) 16.000% 8/31/23 N/R $ 140,038
Total Machinery 140,038
Real Estate Management & Development - 0.1%
517 Benloch Ranch Improvement Association No 1, 144A
(5)
9.750% 12/01/39 N/R 494,711
Total Real Estate Management & Development 494,711
Total Corporate Bonds (cost $2,037,449) 2,432,756
Principal
Amount (000) Description (1)
Coupon
(12)
Reference
Rate (12) Spread (12) Maturity (13) Ratings (3) Value
X 7,219 VARIABLE RATE SENIOR LOAN INTERESTS - 0.0% (12)
X 7,219
Hotels, Restaurants & Leisure - 0.0%
$ 7 Lombard Starwood Westin
Hotel Conference Center
and Hotel Project Revenue
Bonds , (cash 7.500%, PIK
7.500%)(5),(14)
7.500% N/A N/A 12/31/23 N/R $ 7,219
Total Hotels, Restaurants & Leisure 7,219
Total Variable Rate Senior Loan Interests (cost $7,219) 7,219
Total Long-Term Investments (cost $1,096,320,678) 1,056,531,144
Floating Rate Obligations - (0.3)% (3,400,000)
Other Assets & Liabilities, Net -   5.8% 64,359,819
Net Assets - 100% $ 1,117,490,963
(1) All percentages shown in the Portfolio of Investments are based on net assets.
(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3) The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4) Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5) For fair value measurement disclosure purposes, investment classified as Level 3.
(6) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7) Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8) Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(9) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(10) Energy Harbor Corp (ENGH) common stock received as part of the bankruptcy settlements during February 2020 for Ohio Air Quality
Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%,
8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear GenerationProject, Refunding
Series 2008B, 3.625%, 10/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear
Generation Project, RefundingSeries 2008C, 3.950%, 11/01/32; Ohio Water Development Authority, Pollution Control Revenue Refunding
Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A,3.000%, 5/15/19; Ohio Water Development Authority, Pollution
Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33. Various funds and accounts managed by Nuveen, including the Fund, collectively are a substantial minority holder of ENGH’s outstanding shares of common stock, and possess certain other rights with respect to the corporate governance of ENGH. Due to these facts, under the federal securities laws, the securities of ENGH held by Nuveen funds and accounts, including the Fund, cannot be sold except under limited conditions (which are not  currently satisfied). The Fund is therefore unable to sell such shares in ordinary secondary market transactions at this time. On March 6,
2023 Vistra Corp. (“Vistra”) announced that it has executed a definitive agreement with Energy Harbor Corp., pursuant to which Energy Harbor will merge with and into a newly-formed subsidiary of Vistra.  The companies anticipate closing the transaction in the second half of 2023.  In connection with the transaction, Nuveen funds and accounts expect to receive a combination of cash and shares in a newly formed entity.
Nuveen expects these shares to be issued in a private transaction and may have reduced secondary market liquidity.  The transaction is subject to certain regulatory approvals and there can be no assurance that the transaction will close.
(11) Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(12) Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference
Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank
Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(13) Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(14) Senior loan received as part of the bondholder funding agreement during March 2022 for Public Finance Authority of Wisconsin, Conference
Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1, 0.000%, 7/01/56, 144A.
144A Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT Alternative Minimum Tax
LIBOR London Inter-Bank Offered Rate
N/A Not Applicable.
PIK Payment-in-kind (“PIK”) security.  Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both.  The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA Securities Industry and Financial Market Association
UB Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements

Statement of Assets and Liabilities
March 31, 2023
See Notes to Financial Statements.
338
High Yield
Short Duration
High Yield
Strategic
Municipal
Opportunities
ASSETS
Long-term investments, at value
†‡
$ 23,881,162,430 $ 5,561,119,556 $ 1,056,531,144
Investments purchased with collateral from securities lending, at value (cost approximates value) 939,652 – –
Short-term investments, at value
◊
307,612,013 – –
Cash 25,776,070 – 44,572,636
Cash collateral at brokers for investments in futures contracts
(1)
32,697,123 18,236,780 –
Cash collateral at brokers for investments in swaps
(1)
730,000 – –
Unrealized appreciation on credit default swaps 4,436,518 – –
Receivables:
Interest 495,289,453 101,786,430 17,787,767
Investments sold 347,419,419 26,952,818 5,333,709
Shares sold 75,553,792 20,538,052 10,012,661
Other assets 3,037,012 461,548 138,893
Total assets 25,174,653,482 5,729,095,184 1,134,376,810
LIABILITIES
Cash overdraft – 1,994,128 –
Borrowings – 128,711,208 –
Floating rate obligations 6,354,482,000 276,005,000 3,400,000
Credit default swaps premiums received 4,911,601 – –
Unrealized depreciation on recourse trusts 1,692,383 – –
Payables:
Collateral from securities lending 939,652 – –
Dividends 15,655,535 2,920,757 178,717
Interest 55,572,181 2,599,617 27,939
Investments purchased - regular settlement 153,379,161 2,874,864 5,657,471
Investments purchased - when-issued/delayed-delivery settlement 192,703,279 4,105,945 3,665,000
Shares redeemed 60,255,062 20,798,641 2,999,956
Variation margin on futures contracts 4,610,396 2,555,300 –
Accrued expenses:
Custodian fees 809,538 442,227 141,750
Management fees 7,319,949 2,288,253 449,481
Trustees fees 1,693,615 321,341 35,522
Professional fees 37,381 27,063 6,236
Shareholder reporting expenses 279,449 78,986 31,849
Shareholder servicing agent fees 2,057,599 724,152 217,364
12b-1 distribution and service fees 1,989,399 308,959 61,658
Other 693,682 89,148 12,904
Total liabilities 6,859,081,862 446,845,589 16,885,847
Commitments and contingencies
(2)
Net assets $ 18,315,571,620 $ 5,282,249,595 $ 1,117,490,963
NET ASSETS CONSIST OF:
Paid-in capital $ 21,069,887,138 $ 5,869,536,214 $ 1,300,851,347
Total distributable earnings (loss) (2,754,315,518) (587,286,619) (183,360,384)
Net assets 18,315,571,620 5,282,249,595 1,117,490,963
†
Long-term investments, cost $ 24,320,043,450 $ 5,726,321,004 $ 1,096,320,678
◊
Short-term investments, cost $ 307,612,013 $ — $ —
‡ Includes securities loaned of $ 920,972 $ — $ —
(1) Cash pledged to collateralize the net payment obligations for investments in derivatives.
(2) As disclosed in Notes to Financial Statements.

Statement of Assets and Liabilities
(continued)
See Notes to Financial Statements.
339
High Yield
Short Duration
High Yield
Strategic
Municipal
Opportunities
CLASS A:
Net assets $ 7,040,067,392 $ 1,150,158,052 $ 210,260,041
Shares outstanding 464,564,625 120,768,064 21,441,016
Net asset value ("NAV") per share $ 15.15 $ 9.52 $ 9.81
Maximum sales charge 4.20% 2.50% 3.00%
Offering price per share (NAV per share plus maximum sales charge) $ 15.81 $ 9.76 $ 10.11
CLASS C:
Net assets $ 960,501,895 $ 129,289,337 $ 30,733,202
Shares outstanding 63,446,890 13,564,190 3,135,259
NAV and offering price per share $ 15.14 $ 9.53 $ 9.80
CLASS R6:
Net assets $ 1,004,655,708 $ — $ —
Shares outstanding 66,228,829 — —
NAV and offering price per share $ 15.17 $ — $ —
CLASS I:
Net assets $ 9,310,346,625 $ 4,002,802,206 $ 876,497,720
Shares outstanding 614,118,711 419,657,155 89,318,027
NAV and offering price per share $ 15.16 $ 9.54 $ 9.81
Authorized shares - per class Unlimited Unlimited Unlimited
Par value per share $ 0.01 $ 0.01 $ 0.01

Statement of Operations
March 31, 2023
See Notes to Financial Statements.
340
A
High Yield
Short Duration High
Yield
Strategic Municipal
Opportunities
INVESTMENT INCOME
Dividends $ 114,362 $ 94,463 $ —
Interest 1,282,120,122 303,412,722 51,935,625
Securities lending income, net 204,355 40,069 —
Total investment income 1,282,438,839 303,547,254 51,935,625
EXPENSES
– – –
Management fees 88,988,264 30,434,789 5,849,400
12b-1 service fees - Class A 14,036,073 2,499,548 444,866
12b-1 distribution and service fees - Class C 10,660,825 1,429,409 304,714
Shareholder servicing agent fees 6,781,348 2,416,861 661,647
Interest expense 161,182,837 8,966,595 482,735
Trustees fees 720,817 249,584 47,306
Custodian expenses, net 564,927 490,196 187,568
Federal and state registration fees 533,044 362,809 210,015
Professional fees 4,719,723 929,422 135,045
Shareholder reporting expenses 588,073 209,779 71,464
Other 163,212 69,479 20,219
Total expenses 288,939,143 48,058,471 8,414,979
Net investment income (loss) 993,499,696 255,488,783 43,520,646
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss):
Investments (1,756,575,340) (382,625,929) (168,211,570)
Futures contracts 243,231,149 129,613,617 34,758,637
Swaps 1,963,246 — —
Net realized gain (loss) (1,511,380,945) (253,012,312) (133,452,933)
Change in unrealized appreciation (depreciation) on:
Investments (719,998,952) (105,583,083) 25,664,522
Futures contracts (109,133,858) (40,294,139) (14,823,984)
Swaps 539,939 — —
Change in net unrealized appreciation (depreciation) (828,592,871) (145,877,222) 10,840,538
Net realized and unrealized gain (loss) (2,339,973,816) (398,889,534) (122,612,395)
Net increase (decrease) in net assets from operations $ (1,346,474,120) $ (143,400,751) $ (79,091,749)

Statement of Changes in Net Assets
See Notes to Financial Statements.

High Yield Short Duration High Yield
Year Ended
3/31/23
Year Ended
3/31/22
Year Ended
3/31/23
Year Ended
3/31/22
OPERATIONS
Net investment income (loss) $ 993,499,696 $ 1,091,002,830 $ 255,488,783 $ 195,866,607
Net realized gain (loss) (1,511,380,945) 36,951,779 (253,012,312) (11,114,096)
Change in net unrealized appreciation (depreciation) (828,592,871) (1,335,246,313) (145,877,222) (193,896,087)
Net increase (decrease) in net assets from operations (1,346,474,120) (207,291,704) (143,400,751) (9,143,576)
DISTRIBUTIONS TO SHAREHOLDERS
Dividends:
Class A (367,126,969) (395,743,322) (42,486,274) (38,860,937)
Class C (46,887,881) (55,496,416) (3,699,970) (3,525,564)
Class C2
(1)
— (327,987) — (20,906)
Class R6 (61,919,165) (43,114,765) – –
Class I (510,065,039) (578,981,717) (171,877,548) (153,557,711)
Decrease in net assets from distributions to shareholders (985,999,054) (1,073,664,207) (218,063,792) (195,965,118)
FUND SHARE TRANSACTIONS
Proceeds from sale of shares 11,804,256,502 8,094,318,841 4,435,651,315 3,975,256,269
Proceeds from shares issued to shareholders due to reinvestment of distributions 778,894,198 835,191,846 183,711,493 165,411,893
12,583,150,700 8,929,510,687 4,619,362,808 4,140,668,162
Cost of shares redeemed (13,495,281,986) (6,921,988,505) (5,541,069,343) (2,081,434,222)
Net increase (decrease) in net assets from Fund share transactions (912,131,286) 2,007,522,182 (921,706,535) 2,059,233,940
Net increase (decrease) in net assets (3,244,604,460) 726,566,271 (1,283,171,078) 1,854,125,246
Net assets at the beginning of period 21,560,176,080 20,833,609,809 6,565,420,673 4,711,295,427
Net assets at the end of period $ 18,315,571,620 $ 21,560,176,080 $ 5,282,249,595 $ 6,565,420,673

See Notes to Financial Statements.

Strategic Municipal Opportunities
Year Ended
3/31/23
Year Ended
3/31/22
OPERATIONS
Net investment income (loss) $ 43,520,646 $ 36,210,558
Net realized gain (loss) (133,452,933) 14,114,783
Change in net unrealized appreciation (depreciation) 10,840,538 (105,606,373)
Net increase (decrease) in net assets from operations (79,091,749) (55,281,032)
DISTRIBUTIONS TO SHAREHOLDERS
Dividends:
Class A (8,722,790) (10,183,254)
Class C (953,222) (1,143,012)
Class I (40,003,549) (51,470,054)
Decrease in net assets from distributions to shareholders (49,679,561) (62,796,320)
FUND SHARE TRANSACTIONS
Proceeds from sale of shares 1,074,028,298 726,084,303
Proceeds from shares issued to shareholders due to reinvestment of distributions 47,254,365 60,502,084
1,121,282,663 786,586,387
Cost of shares redeemed (1,335,731,218) (447,479,858)
Net increase (decrease) in net assets from Fund share transactions (214,448,555) 339,106,529
Net increase (decrease) in net assets (343,219,865) 221,029,177
Net assets at the beginning of period 1,460,710,828 1,239,681,651
Net assets at the end of period $ 1,117,490,963 $ 1,460,710,828
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

Statement of Cash Flows
March 31, 2023
See accompanying notes to financial statements.
343
The following table provides a reconciliation of cash and cash collateral at brokers to the Statement of Assets and Liabilities:
e
High Yield
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets from Operations $ (1,346,474,120)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments (10,770,231,307)
Proceeds from sale and maturities of investments 12,157,560,084
Proceeds from (Purchase of) short-term investments, net 176,815,665
Proceeds from (Repayments of) collateral from securities lending 12,552,838
Proceeds from litigation settlement 41,028
Payment-in-kind distributions 540,727
Premiums received (paid) for credit default swaps (1,115,839)
Amortization (Accretion) of premiums and discounts, net (91,202,658)
(Increase) Decrease in:
Receivable for interest (13,526,764)
Receivable for investments sold 59,171,982
Other assets 7,439,656
Increase (Decrease) in:
Unrealized depreciation on recourse trusts 1,692,383
Payable for collateral from securities lending program (12,552,838)
Payable for interest 39,409,327
Payable for investments purchased - regular settlement (288,003,444)
Payable for investments purchased - when-issued/delayed-delivery settlement 30,565,303
Payable for variation margin on futures contracts 954,505
Accrued custodian fees (184,149)
Accrued management fees (1,572,495)
Accrued 12b-1 distribution and service fees (574,992)
Accrued Trustees fees (46,403)
Accrued professional fees (201,374)
Accrued shareholder reporting expenses 37,059
Accrued shareholder servicing agent fees 190,423
Accrued other expenses (200,968)
Net realized (gain) loss from investments 1,756,575,340
Net realized (gain) loss from paydowns 3,738,969
Change in net unrealized (appreciation) depreciation of investments 719,998,952
Change in net unrealized (appreciation) depreciation of swaps (539,939)
Net cash provided by operating activities 2,440,856,951
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings 1,351,600,000
(Repayments) of borrowings (1,351,600,000)
Proceeds from floating rate obligations 3,616,331,000
(Repayments of) floating rate obligations (4,081,121,000)
Cash distributions paid to common shareholders (211,275,224)
Proceeds from sales of shares 11,771,719,185
Cost of shares redeemed (13,522,328,278)
Net cash provided by (used in) financing activities (2,426,674,317)
Net increase (decrease) in cash and cash collateral at brokers 14,182,634
Cash and Cash Collateral at Brokers at the beginning of period 45,020,559
Cash and Cash Collateral at Brokers at the end of period $ 59,203,193
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION High Yield
Cash paid for interest
$ 117,437,993
Non-cash financing activities not included herein consists of reinvestments of share distributions 778,894,198
High Yield
Cash $ 25,776,070
Cash collateral at brokers for investments in futures contracts 32,697,123
Cash collateral at brokers for investments in swaps 730,000
Total cash and cash collateral at brokers $ 59,203,193

Financial Highlights

The following data is for a share outstanding for each fiscal year end unless otherwise noted:
h
Investment Operations Less Distributions
Beginning
NAV
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Ending
NAV
High Yield
Class
A
3/31/23 $ 16.95 $ 0.81 $ (1.80) $ (0.99) $ (0.81) $ — $ (0.81) $ 15.15
3/31/22 17.87 0.83 (0.93) (0.10) (0.82) — (0.82) 16.95
3/31/21 16.22 0.88 1.62 2.50 (0.85) — (0.85) 17.87
3/31/20 17.42 0.84 (1.19) (0.35) (0.85) — (0.85) 16.22
3/31/19 17.10 0.89 0.31 1.20 (0.88) — (0.88) 17.42
Class
C
3/31/23 16.93 0.69 (1.80) (1.11) (0.68) — (0.68) 15.14
3/31/22 17.85 0.68 (0.93) (0.25) (0.67) — (0.67) 16.93
3/31/21 16.20 0.75 1.61 2.36 (0.71) — (0.71) 17.85
3/31/20 17.41 0.70 (1.20) (0.50) (0.71) — (0.71) 16.20
3/31/19 17.09 0.75 0.31 1.06 (0.74) — (0.74) 17.41
Class
R6
3/31/23 16.97 0.84 (1.80) (0.96) (0.84) — (0.84) 15.17
3/31/22 17.89 0.87 (0.93) (0.06) (0.86) — (0.86) 16.97
3/31/21 16.23 0.92 1.62 2.54 (0.88) — (0.88) 17.89
3/31/20 17.44 0.89 (1.21) (0.32) (0.89) — (0.89) 16.23
3/31/19 17.11 0.93 0.32 1.25 (0.92) — (0.92) 17.44
Class
I
3/31/23 16.96 0.85 (1.81) (0.96) (0.84) — (0.84) 15.16
3/31/22 17.87 0.87 (0.93) (0.06) (0.85) — (0.85) 16.96
3/31/21 16.22 0.92 1.61 2.53 (0.88) — (0.88) 17.87
3/31/20 17.42 0.88 (1.19) (0.31) (0.89) — (0.89) 16.22
3/31/19 17.10 0.92 0.32 1.24 (0.92) — (0.92) 17.42
(a)
Based on average shares outstanding.
(b)
Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund, where applicable, as described in Notes to Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to
Financial Statements) divided by the average long-term market value during the period.

See Notes to Financial Statements.

Ratio/Supplemental Data
Ratios to Average Net Assets
Total
Return(b)
Ending
Net
Assets
(000)
Expenses
Including
Interest(c)
Expenses
Excluding
Interest
NII
(Loss)
Portfolio
Turnover
Rate(d)
( 5 .79 ) % $ 7,040,067 1 .63% 0 .76% 5 .24% 43%
( 0 .79 ) 7,898,026 0 .92 0 .72 4 .55 20
15 .62 8,064,891 0 .96 0 .74 5 .17 18
( 2 .24 ) 6,514,930 1 .19 0 .74 4 .70 21
7 .25 6,402,945 1 .12 0 .75 5 .20 20
( 6 .51 ) 960,502 2 .43 1 .56 4 .45 43
( 1 .59 ) 1,341,334 1 .72 1 .52 3 .75 20
14 .67 1,449,724 1 .76 1 .54 4 .39 18
( 3 .00 ) 1,425,926 1 .99 1 .54 3 .90 21
6 .40 1,231,745 1 .92 1 .55 4 .40 20
( 5 .55 ) 1,004,656 1 .39 0 .52 5 .46 43
( 0 .56 ) 933,197 0 .69 0 .49 4 .79 20
15 .86 774,499 0 .73 0 .51 5 .44 18
( 1 .99 ) 1,821,590 0 .96 0 .51 4 .96 21
7 .54 26,045 0 .89 0 .52 5 .45 20
( 5 .52 ) 9,310,347 1 .43 0 .56 5 .50 43
( 0 .59 ) 11,387,620 0 .72 0 .52 4 .75 20
15 .87 10,487,347 0 .76 0 .54 5 .37 18
( 2 .04 ) 9,128,343 0 .99 0 .54 4 .90 21
7 .48 10,101,476 0 .92 0 .55 5 .40 20

Financial Highlights
(continued)
The following data is for a share outstanding for each fiscal year end unless otherwise noted:
Investment Operations Less Distributions
Beginning
NAV
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Ending
NAV
Short Duration High Yield
Class
A
3/31/23 $ 10.07 $ 0.39 $ (0.61) $ (0.22) $ (0.33) $ — $ (0.33) $ 9.52
3/31/22 10.31 0.32 (0.24) 0.08 (0.32) — (0.32) 10.07
3/31/21 9.73 0.37 0.58 0.95 (0.37) — (0.37) 10.31
3/31/20 10.34 0.37 (0.61) (0.24) (0.37) — (0.37) 9.73
3/31/19 10.09 0.38 0.24 0.62 (0.37) — (0.37) 10.34
Class
C
3/31/23 10.08 0.31 (0.61) (0.30) (0.25) — (0.25) 9.53
3/31/22 10.32 0.24 (0.24) — (0.24) — (0.24) 10.08
3/31/21 9.73 0.29 0.59 0.88 (0.29) — (0.29) 10.32
3/31/20 10.35 0.28 (0.61) (0.33) (0.29) — (0.29) 9.73
3/31/19 10.08 0.30 0.26 0.56 (0.29) — (0.29) 10.35
Class
I
3/31/23 10.09 0.41 (0.61) (0.20) (0.35) — (0.35) 9.54
3/31/22 10.33 0.34 (0.24) 0.10 (0.34) — (0.34) 10.09
3/31/21 9.75 0.39 0.58 0.97 (0.39) — (0.39) 10.33
3/31/20 10.36 0.39 (0.61) (0.22) (0.39) — (0.39) 9.75
3/31/19 10.10 0.40 0.25 0.65 (0.39) — (0.39) 10.36
(a)
Based on average shares outstanding.
(b)
Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund, where applicable, as described in Notes to Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to
Financial Statements) divided by the average long-term market value during the period.

See Notes to Financial Statements.

Ratio/Supplemental Data
Ratios to Average Net Assets
Total
Return(b)
Ending
Net
Assets
(000)
Expenses
Including
Interest(c)
Expenses
Excluding
Interest
NII
(Loss)
Portfolio
Turnover
Rate(d)
( 2 .07 ) % $ 1,150,158 0 .92% 0 .77% 4 .03% 53%
0 .62 1,351,901 0 .77 0 .75 3 .05 38
9 .55 1,042,073 0 .81 0 .77 3 .74 30
( 2 .10 ) 1,144,854 0 .81 0 .76 3 .50 26
6 .29 1,110,838 0 .82 0 .77 3 .73 20
( 2 .86 ) 129,289 1 .72 1 .57 3 .23 53
( 0 .18 ) 153,569 1 .57 1 .55 2 .26 38
8 .73 146,478 1 .61 1 .57 2 .94 30
( 2 .97 ) 171,066 1 .61 1 .56 2 .71 26
5 .62 161,518 1 .62 1 .57 2 .94 20
( 1 .85 ) 4,002,802 0 .72 0 .57 4 .21 53
0 .83 5,059,951 0 .57 0 .55 3 .24 38
9 .72 3,518,001 0 .61 0 .57 3 .93 30
( 1 .93 ) 3,749,380 0 .61 0 .56 3 .70 26
6 .57 4,203,630 0 .62 0 .57 3 .94 20

Financial Highlights
(continued)
The following data is for a share outstanding for each fiscal year end unless otherwise noted:
Investment Operations Less Distributions
Beginning
NAV
Net
Investment
Income (NII)
(Loss)(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From
Accumulated
Net Realized
Gains Total
Ending
NAV
Strategic Municipal Opportunities
Class
A
3/31/23 $ 10.74 $ 0.34 $ (0.88) $ (0.54) $ (0.30) $ (0.09) $ (0.39) $ 9.81
3/31/22 11.55 0.27 (0.61) (0.34) (0.28) (0.19) (0.47) 10.74
3/31/21 10.68 0.29 0.89 1.18 (0.28) (0.03) (0.31) 11.55
3/31/20 10.83 0.26 (0.07) 0.19 (0.29) (0.05) (0.34) 10.68
3/31/19 10.23 0.35 0.54 0.89 (0.29) — (0.29) 10.83
Class
C
3/31/23 10.74 0.26 (0.89) (0.63) (0.22) (0.09) (0.31) 9.80
3/31/22 11.54 0.18 (0.61) (0.43) (0.18) (0.19) (0.37) 10.74
3/31/21 10.67 0.20 0.89 1.09 (0.19) (0.03) (0.22) 11.54
3/31/20 10.82 0.17 (0.07) 0.10 (0.20) (0.05) (0.25) 10.67
3/31/19 10.22 0.27 0.53 0.80 (0.20) — (0.20) 10.82
Class
I
3/31/23 10.75 0.36 (0.89) (0.53) (0.32) (0.09) (0.41) 9.81
3/31/22 11.56 0.29 (0.61) (0.32) (0.30) (0.19) (0.49) 10.75
3/31/21 10.69 0.31 0.89 1.20 (0.30) (0.03) (0.33) 11.56
3/31/20 10.84 0.28 (0.07) 0.21 (0.31) (0.05) (0.36) 10.69
3/31/19 10.23 0.37 0.55 0.92 (0.31) — (0.31) 10.84
(a)
Based on average shares outstanding.
(b)
Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the
Fund, where applicable, as described in Notes to Financial Statements and the interest expense and fees paid on borrowings, as described in Notes to Financial Statements.
(d)
After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Notes to Financial Statements for more information.
(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Notes to
Financial Statements) divided by the average long-term market value during the period.

See Notes to Financial Statements.

Ratio/Supplemental Data
Ratios to Average Net Assets
Total
Return(b)
Ending
Net
Assets
(000)
Gross
Expenses
Including
Interest(c)
Gross
Expenses
Excluding
Interest
Net
Expenses
Including
Interest(c),(d)
Net
Expenses
Excluding
Interest(d)
NII
(Loss)(d)
Portfolio
Turnover
Rate(e)
( 4 .94 ) % $ 210,260 0 .83% 0 .79% 0 .83% 0 .79% 3 .43% 63%
( 3 .20 ) 235,489 0 .78 0 .76 0 .78 0 .76 2 .32 80
11 .13 218,844 0 .80 0 .78 0 .80 0 .78 2 .58 52
1 .65 147,502 0 .83 0 .81 0 .81 0 .79 2 .33 62
8 .82 66,541 0 .91 0 .88 0 .83 0 .80 3 .37 50
( 5 .70 ) 30,733 1 .63 1 .59 1 .63 1 .59 2 .64 63
( 4 .00 ) 32,846 1 .58 1 .56 1 .58 1 .56 1 .52 80
10 .26 32,753 1 .60 1 .58 1 .60 1 .58 1 .79 52
0 .86 20,752 1 .63 1 .61 1 .61 1 .59 1 .53 62
7 .95 6,859 1 .71 1 .68 1 .63 1 .60 2 .55 50
( 4 .81 ) 876,498 0 .62 0 .58 0 .62 0 .58 3 .60 63
( 3 .00 ) 1,192,377 0 .58 0 .56 0 .58 0 .56 2 .52 80
11 .35 988,085 0 .60 0 .58 0 .60 0 .58 2 .79 52
1 .87 528,224 0 .63 0 .61 0 .61 0 .59 2 .53 62
9 .10 200,355 0 .71 0 .68 0 .63 0 .60 3 .55 50

Notes to Financial Statements
1. General Information
Trust and Fund Information
The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940
(the “1940 Act”), as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield
Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.
Current Fiscal Period
The end of the reporting period for the Funds is March 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2023 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the
Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset
Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Soft Closure
After the close of business on September 30, 2021 (the “Closing Date”), High Yield suspended offering its shares to new investors (commonly referred to as a “soft closure”). Investors in the Fund as of the Closing Date could continue to purchase Fund shares, including through the reinvestment of dividends and capital gains distributions. Shares of the Fund also remained available to clients investing through mutual fund wrap and fee-based advisory programs that utilized the Fund as of the Closing Date and the Fund continued to offer its shares to affiliated fund of funds and model portfolios.
Effective June 1, 2022, the Fund resumed the sale of its shares to new investors and all restrictions associated with the Fund’s soft closure were rescinded.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $500,000 or more for High Yield and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration
High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of
1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years after purchase. Class R6 Shares and Class I Shares are sold without an upfront sales charge.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the
NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the
“Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.
The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend income and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of
Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International
Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statements of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio
Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate
Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2022-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Fund
Gross
Custodian Fee
Credits
High Yield
$ 453,931
Short Duration High Yield
98,465
Strategic Municipal Opportunities
26,939

Notes to Financial Statements
(continued)
New Rules to Modernize Fund Valuation Framework Take Effect
A new rule adopted by the Securities and Exchange Commission (the "SEC") governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
FASB issues ASU 2022-03-Fair Value Measurement (Topic 820), Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
("ASU 2022-03")
In June 2022, the FASB issued ASU 2022-03 to clarify the guidance in Topic 820, Fair Value Measurement ("Topic 820"). The amendments in ASU
2022-03 affect all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. ASU 2022-
03 (1) clarifies the guidance in Topic 820, when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of equity security, (2) amends a related illustrative example, and (3) introduces new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. For public business entities, the amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2024, and interim periods within those fiscal years. Early adoption is permitted for both interim and annual financial statements that have not yet been issued or made available for issuance. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to
U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as
Level 1.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds'
liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives.
High Yield
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 22,183,251,406 $ 17,189,540** $ 22,200,440,946
Common Stocks 45,226,624 1,494,270,990 – 1,539,497,614
Corporate Bonds – 108,672,288 30,057,153** 138,729,441
Exchange-Traded Funds 1,554,891 – – 1,554,891
Variable Rate Senior Loan Interests – – 939,538** 939,538
Investments Purchased with Collateral from Securities
Lending 939,652 – – 939,652
Short-Term Investments:
Repurchase Agreements – 307,612,013 – 307,612,013
Investments in Derivatives:
Credit Default Swaps*** – – 4,436,518** 4,436,518
Futures Contracts*** (42,130,580) – – (42,130,580)
Total $ 5,590,587 $ 24,093,806,697 $ 52,622,749 $ 24,152,020,033
1
Short Duration High Yield
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 5,150,798,694 $ 2,799,534** $ 5,153,598,228
Common Stocks – 380,562,616 – 380,562,616
Corporate Bonds – 25,558,330 1,400,382** 26,958,712
Investments in Derivatives:
Futures Contracts*** (23,381,822) – – (23,381,822)
Total $ (23,381,822) $ 5,556,919,640 $ 4,199,916 $ 5,537,737,734
1
Strategic Municipal Opportunities
Level 1 Level 2 Level 3 Total
Long-Term Investments*:
Municipal Bonds $ – $ 983,422,675 $ 140,629** $ 983,563,304
U.S. Government and Agency Obligations – 45,171,774 – 45,171,774
Common Stocks – 25,356,091 – 25,356,091
Corporate Bonds – 1,798,007 634,749** 2,432,756
Variable Rate Senior Loan Interests – – 7,219** 7,219
Total $ – $ 1,055,748,547 $ 782,597 $ 1,056,531,144
1
* Refer to the Fund's Portfolio of Investments for state and/or industry classifications.
** Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
*** Represents net unrealized appreciation (depreciation).

Notes to Financial Statements
(continued)
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond
(referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the
“TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the
TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the
Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value.
The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse
Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited
Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the
Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB
Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in
“Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB
Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the
Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the
Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Fund
Floating Rate
Obligations: Self-
Deposited
Inverse Floaters
Floating Rate
Obligations:
Externally-Deposited
Inverse Floaters Total
High Yield
$ 6,354,482,000 $ 681,475,000 $ 7,035,957,000
Short Duration High Yield
276,005,000 42,750,000 318,755,000
Strategic Municipal Opportunities
3,400,000 — 3,400,000

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that
Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of
Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the
Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Yield had $6,229,011 of loans outstanding.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in
certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows (sometimes referred to as "shortfall payment"). Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse
Trusts” on the Statement of Assets and Liabilities. During the current fiscal period High Yield and Strategic Municipal Opportunities made Shortfall
Payments in the amount of $158,762,850 and $1,469,618, respectively, which are recognized as a component of "Net realized gain (loss) from investments" on the Statement of Operations.  Short Duration High Yield did not make shortfall Payments during the current reporting period.
As of the end of the reporting period, the Funds maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund
Average Floating
Rate Obligations
Outstanding
Average Annual
Interest Rate
And Fees
High Yield
$ 6,478,344,298 2.40%
Short Duration High Yield
193,141,397 2.81
Strategic Municipal Opportunities
24,719,096 1.80
Fund
Maximum Exposure
to Recourse Trusts:
Self-Deposited
Inverse Floaters
Maximum Exposure
to Recourse Trusts:
Externally-Deposited
Inverse Floaters Total
High Yield
$ 6,349,387,000 $ 681,475,000 $ 7,030,862,000
Short Duration High Yield
276,005,000 42,750,000 318,755,000
Strategic Municipal Opportunities
3,400,000 — 3,400,000
Fund Counterparty
Short-term
Investments,
at Value
Collateral
Pledged (From)
Counterparty
High Yield Fixed Income Clearing Corporation $  307,612,013 $  (313,764,301)

Notes to Financial Statements
(continued)
Securities Lending
High Yield and Short Duration High Yield may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, each Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities.
Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the
Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the current reporting period, the total value of the loaned securities and the total value of collateral received were as follows:
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions and investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/
delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain other derivative instruments. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a
commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities.
Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days
“mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount
Fund Asset Class out on Loan
Long-Term
Investments, at
Value
Total Collateral
Received
High Yield Corporate Bonds $920,972 $939,652
Fund
Purchases
Sales and
Maturities
High Yield
$ 10,770,231,307 $ 12,157,560,084
Short Duration High Yield
3,374,129,586 3,948,213,557
Strategic Municipal Opportunities
768,245,525 1,021,517,755

equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for
“Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-
market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, the Funds managed the duration of their respective portfolios by shorting interest rate futures contracts. Strategic
Municipal fund did not hold any open futures contracts at year-end.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments of the Statement of Assets and Liabilities and the primary underlying risk exposure.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Credit Default Swap Contracts
A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The
Fund
Average Notional Amount of
Futures Contracts Outstanding*
High Yield $2,186,955,792
Short Duration High Yield   1,356,573,988
Strategic Municipal Opportunities   251,780,596
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Location on the Statement of Assets and Liabilities
Underlying Derivative Asset Derivatives (Liability) Derivatives
Risk Exposure Instrument Location Value Location Value
High Yield
Interest rate Futures contracts - $-
Payable for variation margin on
futures contracts* $42,130,580
Short Duration High Yield
Interest rate Futures contracts - $-
Payable for variation margin on
futures contracts* $23,381,822
* Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.
Fund
Underlying
Risk Exposure
Derivative
Instrument
Net Realized
Gain (Loss) from
Futures Contracts
Change in Net
Unrealized Appreciation
(Depreciation) of
Futures Contracts
High Yield Interest rate Future contracts $243,231,149 $(109,133,858)
Short Duration High Yield Interest rate Future contracts $129,613,617 $(40,294,139)
Strategic Municipal Opportunities Interest rate Future contracts $34,758,637 $(14,823,984)

Notes to Financial Statements
(continued)
difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss.
Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/
or received” on the Statement of Assets and Liabilities, when applicable.
Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.
For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of
Assets and Liabilities.
Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps”
on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for
OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.
Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.
During the current fiscal period, High Yield used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.
The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.
Fund
Average Notional Amount of
Credit Default Swaps Outstanding*
High Yield $111,000,000
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Location on the Statement of Assets and Liabilities
Underlying Derivative Asset Derivatives (Liability) Derivatives
Risk Exposure Instrument Location Value Location Value
High Yield
Credit
Swaps (OTC
Uncleared)
Unrealized appreciation on credit
default swaps** $4,436,518 - $-
** Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
Gross Amounts Not Offset on
the Statement of Assets and
Liabilities
Fund Counterparty
Gross
Unrealized
Appreciation
Credit Default
Swaps***
Gross
Unrealized
(Depreciation)
Credit Default
Swaps***
Net Unrealized
Appreciation
(Depreciation) on
Credit Default
Swaps
Interest
Rate Swaps
Premium
Paid
(Received)
Financial
Instruments****
Collateral
Pledged
to (from)
Counterparty Net Exposure
High Yield
Citigroup Global
Markets Inc. $4,436,518 $-   $4,436,518 $(4,911,601) $-   $730,000 $58,811
***  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
****Represents inverse floating rate securities available to offset.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and
Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.
5. Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
Fund
Underlying
Risk Exposure
Derivative
Instrument
Net Realized
Gain (Loss) from
Swaps
Change in Net
Unrealized Appreciation
(Depreciation) of Swaps
High Yield Credit Swaps $1,963,246 $539,939
Year Ended
3/31/23
Year Ended
3/31/22
High Yield Shares Amount Shares Amount
Subscriptions:
Class A 152,661,577 $2,347,396,944 119,397,767 $2,184,283,098
Class A - automatic conversion of Class C 41,469 636,089 26,688 480,917
Class A - automatic conversion of Class C2
(1)
— — 106,632 1,908,966
Class C 9,449,124 144,661,997 11,620,727 213,011,959
Class C2
(1)
— — 5 89
Class R6 88,024,220 1,343,123,248 26,059,826 475,915,432
Class I 517,229,383 7,968,438,224 285,762,051 5,218,718,380
Total subscriptions 767,405,773 11,804,256,502 442,973,696 8,094,318,841
Reinvestments of distributions:
Class A 20,447,786 312,618,689 18,537,081 336,877,020
Class C 2,774,545 42,432,169 2,734,443 49,628,703
Class C2
(1)
— — 16,436 298,789
Class R6 192,087 2,941,101 145,990 2,649,965
Class I 27,508,613 420,902,239 24,536,617 445,737,369
Total reinvestments of distributions 50,923,031 778,894,198 45,970,567 835,191,846
Redemptions:
Class A (174,602,268) (2,675,043,495) (123,388,910) (2,229,184,426)
Class C (27,974,902) (429,926,185) (16,320,470) (294,897,520)
Class C - automatic conversion to Class A (41,503) (636,089) (26,725) (480,917)
Class C2
(1)
— — (3,111,516) (56,705,104)
Class C2 - automatic conversion to Class A
(1)
— — (106,751) (1,908,966)
Class R6 (76,984,379) (1,174,228,698) (14,504,688) (262,461,358)
Class I (602,114,278) (9,215,447,519) (225,760,498) (4,076,350,214)
Total redemptions (881,717,330) (13,495,281,986) (383,219,558) (6,921,988,505)
Net increase (decrease) (63,388,526) $(912,131,286) 105,724,705 $2,007,522,182
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

Notes to Financial Statements
(continued)
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Year Ended
3/31/23
Year Ended
3/31/22
Short Duration High Yield Shares Amount Shares Amount
Subscriptions:
Class A 80,469,080 $776,620,371 62,470,735 $655,394,709
Class A - automatic conversion of Class C 2,843 27,646 4,362 45,404
Class A - automatic conversion of Class C2
(1)
— — 23,964 247,304
Class C 5,175,255 49,874,700 3,767,899 39,544,505
Class I 373,395,487 3,609,128,598 312,048,060 3,280,024,347
Total subscriptions 459,042,665 4,435,651,315 378,315,020 3,975,256,269
Reinvestments of distributions:
Class A 3,900,768 37,493,070 3,295,702 34,513,532
Class C 334,101 3,213,402 294,330 3,085,664
Class C2
(1)
— — 1,835 19,134
Class I 14,850,791 143,005,021 12,181,610 127,793,563
Total reinvestments of distributions 19,085,660 183,711,493 15,773,477 165,411,893
Redemptions:
Class A (97,897,971) (939,319,895) (32,579,271) (341,025,330)
Class C (7,177,843) (69,141,061) (3,020,689) (31,608,068)
Class C - automatic conversion to Class A (2,840) (27,646) (4,362) (45,404)
Class C2
(1)
— — (437,972) (4,583,335)
Class C2 - automatic conversion to Class A
(1)
— — (23,964) (247,304)
Class I (470,302,742) (4,532,580,741) (163,113,211) (1,703,924,781)
Total redemptions (575,381,396) (5,541,069,343) (199,179,469) (2,081,434,222)
Net increase (decrease) (97,253,071) $(921,706,535) 194,909,028 $2,059,233,940
(1) Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
Year Ended
3/31/23
Year Ended
3/31/22
Strategic Municipal Opportunities Shares Amount Shares Amount
Subscriptions:
Class A 13,380,390 $133,202,289 7,390,377 $86,190,142
Class C 1,432,846 14,193,639 730,032 8,547,724
Class I 92,870,995 926,632,370 54,415,101 631,346,437
Total subscriptions 107,684,231 1,074,028,298 62,535,510 726,084,303
Reinvestments of distributions:
Class A 882,415 8,699,174 876,438 10,166,941
Class C 96,409 948,991 98,192 1,139,127
Class I 3,807,993 37,606,200 4,238,577 49,196,016
Total reinvestments of distributions 4,786,817 47,254,365 5,213,207 60,502,084
Redemptions:
Class A (14,743,094) (145,899,395) (5,299,786) (60,568,837)
Class C (1,452,928) (14,398,440) (607,890) (7,024,343)
Class I (118,249,089) (1,175,433,383) (33,260,319) (379,886,678)
Total redemptions (134,445,111) (1,335,731,218) (39,167,995) (447,479,858)
Net increase (decrease) (21,974,063) $(214,448,555) 28,580,722 $339,106,529

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to distribution reallocations, investments in partnerships, paydowns, taxable market discount, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund's net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
The tax character of distributions paid was as follows:
As of year end, the Funds had capital loss carryforwards, which will not expire:
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities.
The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
High Yield
$ 18,215,518,291 $ 1,520,144,864 $ (1,942,056,680) $ (421,911,816)
Short Duration High Yield
5,414,379,453 328,253,451 (480,899,201) (152,645,750)
Strategic Municipal Opportunities
1,091,361,241 29,892,368 (68,122,480) (38,230,112)
Fund
Undistributed
Tax-Exempt
Income
1
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
High Yield
$ 67,666,985 $ 11,796,740 $ — $ (421,911,816) $ (2,329,795,888) $ — $ (82,071,539) $ (2,754,315,518)
Short Duration
High Yield
40,574,868 2,407,846 — (152,645,751) (458,963,222) — (18,660,360) (587,286,619)
Strategic
Municipal
Opportunities
5,170,603 857,393 — (38,230,112) (147,709,737) — (3,448,531) (183,360,384)
1
Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared during the period March 1, 2023 through March 31, 2023 and paid on April 3, 2023.
3/31/23 3/31/22
Fund
Tax-Exempt
Income
1
Ordinary
Income
Long-Term
Capital Gains
Tax-Exempt
Income
Ordinary
Income
Long-Term
Capital Gains
High Yield
$ 932,212,724 $ 53,786,330 $ — $ 1,025,536,415 $ 48,127,792 $ —
Short Duration High Yield
207,045,783 11,018,009 — 188,265,304 7,699,814 —
Strategic Municipal Opportunities
34,894,161 4,003,466 10,781,934 33,852,747 6,848,526 22,095,047
1
Each Fund designates these amounts paid during the period as Exempt Interest Dividends.
Fund
Short-Term Long-Term Total
High Yield
$ 1,457,394,326 $ 872,401,562 $ 2,329,795,888
Short Duration High Yield
336,120,713 122,842,509 458,963,222
Strategic Municipal Opportunities
74,887,047 72,822,690 147,709,737

Notes to Financial Statements
(continued)
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities)
in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2023, the complex-level fee rate for each Fund was as follows:
Average Daily Net Assets High Yield
Short Duration
High Yield
Strategic
Municipal
Opportunities
For the first $125 million 0.4000% 0.4000% 0.3500%
For the next $125 million 0.3875 0.3875 0.3375
For the next $250 million 0.3750 0.3750 0.3250
For the next $500 million 0.3625 0.3625 0.3125
For the next $1 billion 0.3500 0.3500 0.3000
For the next $3 billion - - 0.2750
For the next $5 billion - - 0.2500
For the next $10 billion - - 0.2375
For the next $8 billion 0.3250 0.3250
-
For the next $5 billion 0.3125 0.3125
-
For the next $5 billion 0.3000 0.3000
-
For net assets over $20 billion 0.2875 0.2875
-
Complex-Level Eligible Asset Breakpoint Level* Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion 0.2000%
$56 billion 0.1996
$57 billion 0.1989
$60 billion 0.1961
$63 billion 0.1931
$66 billion 0.1900
$71 billion 0.1851
$76 billion 0.1806
$80 billion 0.1773
$91 billion 0.1691
$125 billion 0.1599
$200 billion 0.1505
$250 billion 0.1469
$300 billion 0.1445
Fund
Complex-Level Fee
High Yield
0 .1591%
Short Duration High Yield
0 .1591%
Strategic Municipal Opportunities
0 .1591%

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitations expiring July 31, 2024, may be terminated or modified prior to that date only with the approval of the Board.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee.
Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to 12b-
1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”)
under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
Fund
Temporary
Expense Cap
Temporary
Expense Cap
Expiration Date
Short Duration High Yield 0.65% July 31, 2024
Strategic Municipal Opportunities 0.64% July 31, 2024
Fund
Purchases Sales
Realized
Gain (Loss)
High Yield
$ 9,443,710 $ 70,963,882 $ (13,049,347)
Short Duration High Yield
67,695,515 2,185,086 (160,256)
Strategic Municipal Opportunities
3,835,025 3,786,165 (440,408)
Fund
Sales Charges
Collected
(Unaudited)
Paid to Financial
Intermediaries
(Unaudited)
High Yield
$ 8,874,329 $ 8,406,952
Short Duration High Yield
976,887 953,590
Strategic Municipal Opportunities
381,163 370,840
Fund
Commission
Advances
(Unaudited)
High Yield
$ 6,894,042
Short Duration High Yield
977,409
Strategic Municipal Opportunities
366,142

Notes to Financial Statements
(continued)
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A
Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity.
The credit facility expires in June 2023 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a)
OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed.
The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the
Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current period, the following Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:
Fund
12b-1 Fees
Retained
(Unaudited)
High Yield
$ 1,243,825
Short Duration High Yield
219,963
Strategic Municipal Opportunities
44,140
Fund
CDSC
Retained
(Unaudited)
High Yield
$ 1,083,722
Short Duration High Yield
401,937
Strategic Municipal Opportunities
93,361
Fund
Maximum
Outstanding
Balance
High Yield
$ 490,600,000
Short Duration High Yield
322,100,000
Strategic Municipal Opportunities
24,400,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities.
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
High Yield
69 $ 132,614,493 5.12%
Short Duration High Yield
281 111,740,930 4.01
Strategic Municipal Opportunities
8 12,652,074 5.28

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
High Yield $ —
Short Duration High Yield —
Strategic Municipal Opportunities 10,781,934

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management,
LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787
Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck :
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Corporate-Backed Municipal Bond:
A municipal bond issued by a state or local government agency and backed by a corporate entity.
Effective Leverage (Effective Leverage Ratio):
Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR):
A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond
(TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Assets Value (NAV) per Share:
A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refunded Bond/Pre-Refundings:
Pre-Refunded Bond/Pre-Refundings, also known as advance refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
Tax Obligation/General Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond
(TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report the
“Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk.
The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated
Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis
Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the “LOSC”). The
LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 23-25, 2022 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2021 (the “Review Period”), as required under the Liquidity Rule. The report noted
that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (1)
the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (ii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid,
“Illiquid”, discussed below), The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment
Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third- party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, Nuveen Strategic Municipal
Opportunities Fund determined that it would hold a minimum of 5% of its assets in highly liquid investments, and it maintained at least that amount during the Review Period. Similarly during the Review Period, Nuveen High Yield Municipal Bond Fund and Nuveen Short Duration High Yield
Municipal Bond Fund both determined that they would hold a minimum of 25% of its assets in highly liquid investments, and they maintained at least that amount during the Review Period.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in illiquid investments, and requires certain reporting to the
Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. The Nuveen
High Yield Municipal Bond Fund exceeded this 15% limit for the periods between May 11, 2022 and May 30, 2022; June 16, 2022 and June 24,
2022; June 28, 2022 and July 1, 2022; August 24, 2022 and August 25, 2022; September 1, 2022 and September 16, 2022; November 10, 2022 and
December 19, 2022; January 3, 2023 and January 6, 2023; and February 27, 2023 and March 6, 2023 (the “Exceedance”). During these periods, the Fund made the required filings with the SEC, and reported to the Board frequently regarding the plan to bring the Fund below the 15% limit, which the Board assessed at the required intervals. The circumstances surrounding the Exceedance are described more fully in the section of this
Report entitled “Portfolio Managers’ Comments.” Management believes that the Program operated effectively to identify the Exceedance in the first instance and to ultimately help bring the Fund back below the required 15% limit. During the Review Period, neither the Nuveen Short Duration High
Yield Municipal Bond Fund nor the Nuveen Strategic Municipal Opportunities Fund exceeded the 15% limit on Illiquid investments.

Annual Investment Management
Agreement Approval Process
(Unaudited)
371
At a meeting held on May 23-25, 2022 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the
Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940
(the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment
Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such
Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board
Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory
Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are
collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund
Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds;
management of distributions; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by
Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements.
Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the
Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the
Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the
Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and
managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.
In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers).
The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.
In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the
Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and
2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations;
launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance
(“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The
Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and
any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the
Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer
Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-
specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021 and March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended December 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended December 31, 2021 and ranked in the first quartile of its Performance Peer Group for the one-year period and third quartile for the five-year period ended December 31, 2021.
Further, although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2022, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2022 and second quartile for the three- and five-year periods ended March 31, 2022. In its review, the
Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021 and March 31, 2022. In its review, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the
“Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology
Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.6 million in fees for shareholders in 2021.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the High Yield Fund and the Short Duration Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (b) the Strategic Fund had a net management fee and a net expense ratio that were in line with the respective peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the
Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“ETFs”) sub-advised by the
Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The
Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

Annual Investment Management Agreement Approval Process
(Unaudited)
(continued)
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen
Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.
The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results.
The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of
Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA.
The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the
Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31,
2020 and the pre- and post-tax revenue margins from 2021 and 2020.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-
level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2021 and 2020), including the temporary expense caps applicable to the Short Duration Fund and the Strategic Fund. The Board recognized that such waivers and reimbursements applicable to the respective Nuveen funds are another means for potential economies of scale to be shared with shareholders of such funds and can provide a protection from an increase in expenses if the assets of the applicable funds decline. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.
Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted
that, subject to certain exceptions, certain classes of the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party financial intermediaries, the Board reviewed the amount retained by the Adviser’s affiliate.
In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the
Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the
Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen
Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios in
Fund Complex
Overseen By
Trustee
Independent Trustees:
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Chair and Trustee 2008 Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012-2021); Chair of the Board
of the Kehrein Center for the Arts (philanthropy) (since 2021);
member: Catalyst Schools of Chicago Board (since 2008) and
Mather Foundation Board (philanthropy) (since 2012), formerly,
Chair of its Investment Committee (2017-2022); formerly, Member,
Chicago Fellowship Board (philanthropy) 2005-2016); formerly,
Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director,
Legal & General Investment Management America, Inc. (asset
management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007); Executive
Vice President, Quantitative Management & Securities Lending
(2000-2004); prior thereto, various positions with Northern Trust
Company (financial services) (since 1994); formerly, Member,
Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and
Northern Trust Hong Kong Board (1997-2004).
139
Jack B. Evans
1948
333 W. Wacker Drive
Chicago, IL 60606
Trustee 1999 Chairman (since 2019), formerly, President (1996-2019), The
Hall-Perrine Foundation, (private philanthropic corporation);
Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents
for the State of Iowa University System (2007- 2013); Director
and Chairman (2009-2021), United Fire Group, a publicly
held company; Director, Public Member, American Board of
Orthopaedic Surgery (2015-2020); Director
(2000-2004), Alliant Energy; Director (1996-2015), The Gazette
Company (media and publishing); Director (1997- 2003),
Federal Reserve Bank of Chicago; President and Chief
Operating Officer (1972-1995), SCI Financial Group, Inc.,
(regional financial services firm).
139
William C. Hunter
1948
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2003 Dean Emeritus, formerly, Dean, Tippie College of Business,
University of Iowa (2006-2012); Director of Wellmark, Inc. (since
2009); past Director (2005-2015), and past President (2010-
2014) Beta Gamma Sigma, Inc., The International Business
Honor Society; formerly, Director (2004-2018) of Xerox
Corporation; formerly, Dean and Distinguished Professor of
Finance, School of Business at the University of Connecticut
(2003-2006); previously, Senior Vice President and Director of
Research at the Federal Reserve Bank of Chicago (1995-2003);
formerly, Director (1997-2007), Credit Research Center at
Georgetown University.
139

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios in
Fund Complex
Overseen By
Trustee
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2021 Formerly, Managing Director, Independent Directors Council
(IDC) (supports the fund independent director community and
is part of the Investment Company Institute (ICI), which
represents regulated investment companies) (2006-2019);
formerly, various positions with ICI (1989-2006); Member of the
Board of Directors, Jewish Coalition Against Domestic Abuse
(JCADA) (since 2020).
139
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2021 Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman
(2018-2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses)(2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
139
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2016 Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
139
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2013 Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications
strategies for clients) (since 2008); served The President’s
Council of Fordham University (2010-2019) and previously a
Director of the Curran Center for Catholic American Studies
(2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014);
former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief
Executive Officer of ABN AMRO Bank N.V., North America, and
Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank
N.V. between 1996 and 2007.
139

Trustees and Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios in
Fund Complex
Overseen By
Trustee
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2020 Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx; formerly
Member of the Board of Directors (2012-2018), Safe Kids
Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since
2014), The Sherwin-Williams Company (develops,
manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).
139
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2016 Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services)
(2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004)
formerly, Chair (2015-2022) of the Board of Trustees of The John A.
Hartford Foundation (a philanthropy dedicated to improving
the care of older adults); formerly, Member (2005-2015) and
Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke
College.
139
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Trustee 2017 Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
139
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod
1976
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer
2020 Senior Managing Director (since 2017) and Head of Advisory Product (since
2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-
2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since
2018) and of Nuveen Fund Advisors, LLC (since 2019).
Brett E. Black
1972
333 West Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director of Nuveen (since 2022); formerly, Vice President (2014-2022),
Chief Compliance Officer (2017-2022); Deputy Chief Compliance Officer (2014-
2017) of BMO Funds, Inc.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director (since 2022), formerly, Vice President (2016-2022), and
Assistant Secretary (since 2016) of Nuveen Securities, LLC; Managing Director
(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since
2017) of Nuveen Fund Advisors, LLC; Managing Director and Associate General
Counsel (since January 2022), formerly, Vice President and Associate General
Counsel of Nuveen (2013-2021); Managing Director (since 2022), formerly, Vice
President (2018-2022), Assistant Secretary and Associate General Counsel (since
2018) of Nuveen Asset Management, LLC.

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017);
Vice President and Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC (since 2022); Vice President and Associate General
Counsel of Nuveen (since 2017); formerly, Associate General Counsel of Jackson
National Asset Management (2012-2017).
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2016 Senior Managing Director (since 2021), formerly, Managing Director (2017-2021),
Senior Vice President (2016-2017) of Nuveen; Managing Director (since 2015) of
Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
Nuveen Securities, LLC.
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing
Director (since 2021), formerly, Managing Director (2017-2021), Vice President
(2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly,
Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and
Certified Financial Risk Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director (since 2021), General Counsel and Secretary (since 2023), formerly, Assistant Secretary (2021-2023), of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of
Nuveen Asset Management, LLC (since 2021); Managing Director (since 2021)
and Assistant Secretary (since 2016) of TIAA SMA Strategies LLC; Managing
Director (since 2019, formerly, Vice President and Director), Associate General
Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA
Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing
Director (since 2018), formerly, Vice President and Director, Associate General
Counsel and Assistant Secretary of Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC;
Vice President (since 2017), Associate General Counsel and Assistant Secretary
(since 2011) of Nuveen Alternative Advisors LLC; General Counsel and Assistant
Secretary of Covariance Capital Management, Inc. (2014-2017).
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Senior Managing Director (since 2017) and Secretary and General Counsel (since
2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-
2017); Executive Vice President (since 2023) and Assistant Secretary (since 2008)
of Nuveen Securities, LLC, formerly Senior Managing Director (2017-2023);
Executive Vice President and Assistant Secretary (since 2023) of Nuveen Fund
Advisors, LLC, formerly, Senior Managing Director (2017-2023), Secretary (2016-
2023) and Co-General Counsel (2011-2020); Executive Vice President (since
2023) and Secretary (since 2016) of Nuveen Asset Management, LLC, formerly,
Senior Managing Director (2017-2023) and Associate General Counsel (2011-
2020); formerly, Vice President (2007-2021) and Secretary (2016-2021), of NWQ
Investment Management Company, LLC and Santa Barbara Asset Management,
LLC; Vice President and Secretary of Winslow Capital Management, LLC (since
2010); Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Alternative Investments, LLC.
Jon Scott Meissner
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2019 Managing Director, Mutual Fund Tax and Expense Administration (since 2022), formerly, Managing Director of Mutual Fund Tax and Financial Reporting groups
(2017-2022), at Nuveen; Managing Director of Nuveen Fund Advisors, LLC (since
2019); Managing Director (since 2021), formerly, Senior Director (2016-2021), of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing
Director, Mutual Fund Tax and Expense Administration (since 2022), formerly,
Senior Director Mutual Fund Taxation (2015-2022), to the TIAA-CREF Funds, the
TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts;
has held various positions with TIAA since 2004.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Managing Director (since 2017), formerly Senior Vice President (2016-2017) of
Nuveen.

Trustees and Officers
(Unaudited) (continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Trey S. Stenersen
1965
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President 2022 Senior Managing Director of Teacher Advisors LLC and TIAA-CREF Investment
Management, LLC (since 2018); Senior Managing Director (since 2019) and Chief
Risk Officer (since 2022), formerly Head of Investment Risk Management (2017-
2022) of Nuveen; Senior Managing Director (since 2018) of Nuveen Alternative
Advisors LLC.
E. Scott Wickerham
1973
8500 Andrew Carnegie Blvd.
Charlotte, NC 28262
Vice President
and Controller
2019 Senior Managing Director, Head of Public Investment Finance of Nuveen (since
2019), formerly, Managing Director; Senior Managing Director (since 2019) of
Nuveen Fund Advisors, LLC; Senior Managing Director (since 2022) of Nuveen
Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer
and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds,
the TIAA Separate Account VA-1 and the Principal Financial Officer, Principal
Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
has held various positions with TIAA since 2006.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General
Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since
2020); Vice President (since 2010) and Associate General Counsel (since 2019) of
Nuveen.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary (since 2023) of Nuveen Fund Advisors,
LLC; Managing Director (since 2017), Associate General Counsel and Assistant
Secretary (since 2014) of the CREF Accounts, TIAA Separate Account VA-1, TIAA-
CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2017), Associate
General Counsel and Assistant Secretary (since 2011) of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC
and of TIAA (since 2017).
(1) Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2) Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
MAN-HYM-0323P 2849630-INV-Y-05/24
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/mutual-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Fiscal Year Ended March 31, 2023	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	58,603	0	0	0
Nuveen Limited Term Municipal Bond Fund	42,968	0	0	0
Nuveen High Yield Municipal Bond Fund	153,389	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	42,968	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	73,649	0	0	0
Nuveen Strategic Municipal Opportunities Fund	46,207	0	0	0

Total	$417,784	$0	$0	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

March 31, 2022	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	41,175	0	5,422	0
Nuveen Limited Term Municipal Bond Fund	41,175	0	434	0
Nuveen High Yield Municipal Bond Fund	87,800	0	6,242	0
Nuveen Intermediate Duration Municipal Bond Fund	41,175	0	518	0
Nuveen Short Duration High Yield Municipal Bond Fund	67,100	0	2,039	0
Nuveen Strategic Municipal Opportunities Fund	37,025	0	157	0

Total	$315,450	$0	$14,810	$0

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
[2]	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2023	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2022	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2023	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended March 31, 2022	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	5,422	0	0	5,422
Nuveen Limited Term Municipal Bond Fund	434	0	0	434
Nuveen High Yield Municipal Bond Fund	6,242	0	0	6,242
Nuveen Intermediate Duration Municipal Bond Fund	518	0	0	518
Nuveen Short Duration High Yield Municipal Bond Fund	2,039	0	0	2,039
Nuveen Strategic Municipal Opportunities Fund	157	0	0	157

Total	$14,810	$0	$0	$14,810

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: June 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: June 2, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 2, 2023